                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

                            PNC MORTGAGE SECURITIES CORP.,

                           as Depositor and Master Servicer

                                         and

                                      U.S. BANK

                                NATIONAL ASSOCIATION,

                                      as Trustee

                           POOLING AND SERVICING AGREEMENT

                                  $1,054,279,136.84

                            PNC Mortgage Securities Corp.

                          Mortgage Pass-Through Certificates

                                    Series 1998-2

                           Cut-Off Date:  February 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Section 1.01.   Definitions . . . . . . . . . . . . . . . . . . . . . . .4
Accretion Directed Classes . . . . . . . . . . . . . . . . . . . . . . . . . .4
Aggregate Certificate Principal Balance. . . . . . . . . . . . . . . . . . . .4
Appraised Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Assignment of Proprietary Lease. . . . . . . . . . . . . . . . . . . . . . . .4
Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Authorized Denomination. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Available Distribution Amount. . . . . . . . . . . . . . . . . . . . . . . . .4
Balloon Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Bankruptcy Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Bankruptcy Coverage Initial Amount . . . . . . . . . . . . . . . . . . . . . .6
Bankruptcy Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Beneficial Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Book-Entry Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Buydown Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Buydown Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Buydown Fund Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Buydown Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Certificate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Certificate Distribution Amount. . . . . . . . . . . . . . . . . . . . . . . .7
Certificate Group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Certificate Principal Balance. . . . . . . . . . . . . . . . . . . . . . . . 24
Certificateholder or Holder. . . . . . . . . . . . . . . . . . . . . . . . . 24
Certificate Register and Certificate Registrar . . . . . . . . . . . . . . . 24
Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Class A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class C-B-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Class C-B-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class C-B-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class C-B-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class C-B-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class C-B-6 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class P Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class P Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class X Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class I-A-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class I-P Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class I-P Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class I-P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Class I-X Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class I-X Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-A-1 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-P Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-P Fraction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-P Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-X Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class II-X Notional Amount . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class III-A-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class III-A-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class III-A-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class III-A-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 26
Class III-A-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-A-6 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-A-7 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-A-7 Liquidation Amount . . . . . . . . . . . . . . . . . . . . . . 27
Class III-A-7 Lockout Principal Distribution Amount. . . . . . . . . . . . . 27
Class III-A-7 Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . 27

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Class III-A-7 Prepayment Percentage. . . . . . . . . . . . . . . . . . . . . 27
Class III-B-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-B-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-B-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-B-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 27
Class III-B-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-B-6 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-P Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-P Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-X Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class III-X Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-A-1 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-A-2 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-1 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-2 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-3 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-4 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-5 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 28
Class IV-B-6 Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class IV-P Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class IV-P Fraction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class IV-P Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class IV-X Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class IV-X Notional Amount . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-3 Adjusted Percentage. . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-3 Liquidation Amount . . . . . . . . . . . . . . . . . . . . . . . 29
Class V-A-3 Lockout Principal Distribution Amount. . . . . . . . . . . . . . 29

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Class V-A-3 Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-A-3 Prepayment Percentage. . . . . . . . . . . . . . . . . . . . . . 30
Class V-A-4 Accretion Termination Date . . . . . . . . . . . . . . . . . . . 30
Class V-A-4 Accrual Amount . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-A-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-A-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-B-6 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-X-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-X-1 Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . . 30
Class V-X-1 Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . . . 31
Class V-X-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Class V-X-2 Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . . 31
Class V-X-2 Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . . . 31
Class Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Class Principal Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Class R Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Clearing Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Combined Credit Support Depletion Date . . . . . . . . . . . . . . . . . . . 32
Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Compensating Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Cooperative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Cooperative Apartment. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Cooperative Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Cooperative Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

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                                                                            PAGE

Cooperative Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Cooperative Stock Certificate. . . . . . . . . . . . . . . . . . . . . . . . 33
Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Curtailment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Curtailment Shortfall. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Custodial Account for P&I. . . . . . . . . . . . . . . . . . . . . . . . . . 33
Custodial Account for Reserves . . . . . . . . . . . . . . . . . . . . . . . 33
Custodial Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
DCR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Definitive Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Depositary Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Destroyed Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Disqualified Organization. . . . . . . . . . . . . . . . . . . . . . . . . . 34
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
DTC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
DTC Participant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Due Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Eligible Institution . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Eligible Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Excess Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . 36
FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
FHA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
FHLB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Fraud Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Fraud Coverage Initial Amount. . . . . . . . . . . . . . . . . . . . . . . . 37
Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Group C-B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Group C-B Loan Group Component Balance . . . . . . . . . . . . . . . . . . . 37
Group C-B Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Group C-B Subordinate Liquidation Amount . . . . . . . . . . . . . . . . . . 38
Group C-B Subordinate Principal Distribution Amount. . . . . . . . . . . . . 38
Group I Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Group I Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Group I Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . . . . . 39
Group I Senior Liquidation Amount. . . . . . . . . . . . . . . . . . . . . . 39
Group I Senior Percentage. . . . . . . . . . . . . . . . . . . . . . . . . . 39
Group I Senior Prepayment Percentage or Group II Senior Prepayment
        Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Group I Senior Principal Distribution Amount . . . . . . . . . . . . . . . . 40
Group I Subordinate Percentage . . . . . . . . . . . . . . . . . . . . . . . 41
Group I Subordinate Prepayment Percentage. . . . . . . . . . . . . . . . . . 41
Group I Subordinate Principal Prepayments Distribution Amount. . . . . . . . 41
Group II Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
Group II Loans       . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
Group II Premium Rate Mortgage Loans . . . . . . . . . . . . . . . . . . . . 41
Group II Senior Liquidation Amount . . . . . . . . . . . . . . . . . . . . . 41
Group II Senior Percentage . . . . . . . . . . . . . . . . . . . . . . . . . 41
Group II Senior Principal Distribution Amount. . . . . . . . . . . . . . . . 41
Group II Subordinate Percentage. . . . . . . . . . . . . . . . . . . . . . . 42
Group II Subordinate Prepayment Percentage . . . . . . . . . . . . . . . . . 42
Group II Subordinate Principal Prepayments Distribution Amount . . . . . . . 42
Group III Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Group III-A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Group III-B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Group III Credit Support Depletion Date. . . . . . . . . . . . . . . . . . . 42
Group III Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Group III Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . . . . 42
Group III Senior Certificates. . . . . . . . . . . . . . . . . . . . . . . . 42
Group III Senior Liquidation Amount. . . . . . . . . . . . . . . . . . . . . 42
Group III Senior Percentage. . . . . . . . . . . . . . . . . . . . . . . . . 43
Group III Senior Prepayment Percentage . . . . . . . . . . . . . . . . . . . 43
Group III Senior Principal Distribution Amount . . . . . . . . . . . . . . . 44
Group III Subordinate Liquidation Amount . . . . . . . . . . . . . . . . . . 44
Group III Subordinate Percentage . . . . . . . . . . . . . . . . . . . . . . 44
Group III Subordinate Prepayment Percentage. . . . . . . . . . . . . . . . . 44
Group III Subordinate Principal Distribution Amount. . . . . . . . . . . . . 44
Group III Subordinate Principal Prepayments Distribution Amount. . . . . . . 45
Group IV Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Group IV-A Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Group IV-B Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Group IV Credit Support Depletion Date . . . . . . . . . . . . . . . . . . . 45
Group IV Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Group IV Premium Rate Mortgage Loans . . . . . . . . . . . . . . . . . . . . 45
Group IV Senior Certificates . . . . . . . . . . . . . . . . . . . . . . . . 46
Group IV Senior Liquidation Amount . . . . . . . . . . . . . . . . . . . . . 46
Group IV Senior Percentage . . . . . . . . . . . . . . . . . . . . . . . . . 46
Group IV Senior Prepayment Percentage. . . . . . . . . . . . . . . . . . . . 46
Group IV Senior Principal Distribution Amount. . . . . . . . . . . . . . . . 47
Group IV Subordinate Liquidation Amount. . . . . . . . . . . . . . . . . . . 47
Group IV Subordinate Percentage. . . . . . . . . . . . . . . . . . . . . . . 47
Group IV Subordinate Prepayment Percentage . . . . . . . . . . . . . . . . . 47
Group IV Subordinate Principal Distribution Amount . . . . . . . . . . . . . 48
Group IV Subordinate Principal Prepayments Distribution Amount . . . . . . . 48
Group V Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Group V-A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Group V-B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Group V Senior Certificates. . . . . . . . . . . . . . . . . . . . . . . . . 48
Group V Credit Support Depletion Date. . . . . . . . . . . . . . . . . . . . 49
Group V Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
Group V Senior Liquidation Amount. . . . . . . . . . . . . . . . . . . . . . 49
Group V Senior Percentage. . . . . . . . . . . . . . . . . . . . . . . . . . 49
Group V Senior Prepayment Percentage . . . . . . . . . . . . . . . . . . . . 49
Group V Senior Principal Distribution Amount . . . . . . . . . . . . . . . . 50
Group V Subordinate Liquidation Amount . . . . . . . . . . . . . . . . . . . 50
Group V Subordinate Percentage . . . . . . . . . . . . . . . . . . . . . . . 50
Group V Subordinate Prepayment Percentage. . . . . . . . . . . . . . . . . . 50
Group V Subordinate Principal Distribution Amount. . . . . . . . . . . . . . 50
Group V Subordinate Principal Prepayments Distribution Amount. . . . . . . . 51
Indirect DTC Participants. . . . . . . . . . . . . . . . . . . . . . . . . . 51
Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Interest Distribution Amount . . . . . . . . . . . . . . . . . . . . . . . . 51
Investment Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Investment Depository. . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Junior Subordinate Certificate . . . . . . . . . . . . . . . . . . . . . . . 52
Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Liquidation Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group II. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group IV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan Group V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Loan-to-Value Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Master Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
Master Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Monthly P&I Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Monthly Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Mortgage File  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Mortgage Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
Mortgage Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Mortgage Pool  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Mortgaged Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Mortgagor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Nonrecoverable Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Non-U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
OTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Officer's Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Original Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Ownership Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Pass-Through Entity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Payoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Payoff Earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Payoff Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Payoff Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Percentage Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Permitted Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
Prepaid Monthly Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . 59
Primary Insurance Policy . . . . . . . . . . . . . . . . . . . . . . . . . . 59
Principal Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Principal Payment Amount . . . . . . . . . . . . . . . . . . . . . . . . . . 59
Principal Prepayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Principal Prepayment Amount. . . . . . . . . . . . . . . . . . . . . . . . . 60
Prior Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Pro Rata Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Purchase Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Qualified Insurer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Rating Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
Reference Banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
Regular Interest Certificates. . . . . . . . . . . . . . . . . . . . . . . . 66
REMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
REMIC Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Remittance Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Residual Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Residual Distribution Amount . . . . . . . . . . . . . . . . . . . . . . . . 66
Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
S&P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
Selling and Servicing Contract . . . . . . . . . . . . . . . . . . . . . . . 66
Senior Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Senior Subordinate Certificates. . . . . . . . . . . . . . . . . . . . . . . 67
Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Servicing Officer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Special Hazard Coverage. . . . . . . . . . . . . . . . . . . . . . . . . . . 67
Special Hazard Coverage Initial Amount . . . . . . . . . . . . . . . . . . . 68

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Special Hazard Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
Step Down Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
Stripped Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
Subordinate Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . 68
Subordination Level. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Substitute Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Tax Matters Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Termination Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Transferee Affidavit and Agreement . . . . . . . . . . . . . . . . . . . . . 70
Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Uncollected Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Uncompensated Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . 70
Underwriting Standards . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
Uninsured Cause. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
VA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
Withdrawal Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71

ARTICLE II           Conveyance of the Trust Fund; REMIC Election and
                     Designations; Original Issuance of Certificates . . . . 71
     Section 2.01.   Conveyance of the Trust Fund; REMIC Election and
                     Designations. . . . . . . . . . . . . . . . . . . . . . 71
     Section 2.02.   Acceptance by Trustee . . . . . . . . . . . . . . . . . 76
     Section 2.03.   Representations and Warranties of the Company
                     Concerning the Mortgage Loans . . . . . . . . . . . . . 77
     Section 2.04.   Acknowledgment of Transfer of Trust Fund;
                     Authentication of the Certificates. . . . . . . . . . . 83
ARTICLE III          Administration and Servicing of Mortgage Loans. . . . . 83
     Section 3.01.   The Company to Act as Master Servicer . . . . . . . . . 83

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

     Section 3.02.   Custodial Accounts. . . . . . . . . . . . . . . . . . . 85
     Section 3.03.   The Investment Account; Eligible Investments. . . . . . 85
     Section 3.04.   The Certificate Account . . . . . . . . . . . . . . . . 86
     Section 3.05.   Permitted Withdrawals from the Certificate Account,
                     the Investment Account and Custodial Accounts for P&I
                     and of Buydown Funds from the Buydown Fund Accounts . . 87
     Section 3.06.   Maintenance of Primary Insurance Policies; Collections
                     Thereunder. . . . . . . . . . . . . . . . . . . . . . . 88
     Section 3.07.   Maintenance of Hazard Insurance . . . . . . . . . . . . 89
     Section 3.08.   Enforcement of Due-on-Sale Clauses; Assumption
                     Agreements. . . . . . . . . . . . . . . . . . . . . . . 89
     Section 3.09.   Realization Upon Defaulted Mortgage Loans . . . . . . . 90
     Section 3.10.   Trustee to Cooperate; Release of Mortgage Files . . . . 92
     Section 3.11.   Compensation to the Master Servicer and the Servicers . 92
     Section 3.12.   Reports to the Trustee; Certificate Account Statement . 93
     Section 3.13.   Annual Statement as to Compliance . . . . . . . . . . . 93
     Section 3.14.   Access to Certain Documentation and Information
                     Regarding the Mortgage Loans. . . . . . . . . . . . . . 93
     Section 3.15.   Annual Independent Public Accountants' Servicing
                     Report. . . . . . . . . . . . . . . . . . . . . . . . . 94
     Section 3.16.   [Reserved]. . . . . . . . . . . . . . . . . . . . . . . 94
     Section 3.17.   [Reserved.] . . . . . . . . . . . . . . . . . . . . . . 94
     Section 3.18.   [Reserved.] . . . . . . . . . . . . . . . . . . . . . . 94
     Section 3.19.   [Reserved.] . . . . . . . . . . . . . . . . . . . . . . 94
     Section 3.20.   Assumption or Termination of Selling and Servicing
                     Contracts by Trustee. . . . . . . . . . . . . . . . . . 94
ARTICLE IV           Payments to Certificateholders; Payment of Expenses . . 94
     Section 4.01.   Distributions to Certificateholders . . . . . . . . . . 94
     Section 4.02.   Statements to Certificateholders. . . . . . . . . . . . 95
     Section 4.03.   Advances by the Master Servicer; Distribution Reports
                     to the Trustee. . . . . . . . . . . . . . . . . . . . . 96
     Section 4.04.   Nonrecoverable Advances . . . . . . . . . . . . . . . . 98

ARTICLE V            The Certificates. . . . . . . . . . . . . . . . . . . . 98
     Section 5.01.   The Certificates. . . . . . . . . . . . . . . . . . . . 98
     Section 5.02.   Certificates Issuable in Classes; Distributions of
                     Principal and Interest; Authorized Denominations. . . .104

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

     Section 5.03.   Registration of Transfer and Exchange of Certificates .104
     Section 5.04.   Mutilated, Destroyed, Lost or Stolen Certificates . . .105
     Section 5.05.   Persons Deemed Owners . . . . . . . . . . . . . . . . .105
     Section 5.06.   Temporary Certificates. . . . . . . . . . . . . . . . .105
     Section 5.07.   Book-Entry for Book-Entry Certificates. . . . . . . . .106
     Section 5.08.   Notices to Clearing Agency. . . . . . . . . . . . . . .107
     Section 5.09.   Definitive Certificates . . . . . . . . . . . . . . . .107
     Section 5.10.   Office for Transfer of Certificates . . . . . . . . . .107

ARTICLE VI           The Company and the Master Servicer . . . . . . . . . .108
     Section 6.01.   Liability of the Company and the Master Servicer. . . .108
     Section 6.02.   Merger or Consolidation of the Company, or the Master
                     Servicer. . . . . . . . . . . . . . . . . . . . . . . .108
     Section 6.03.   Limitation on Liability of the Company, the Master
                     Servicer and Others . . . . . . . . . . . . . . . . . .108
     Section 6.04.   The Company and the Master Servicer not to Resign . . .108

ARTICLE VII          Default . . . . . . . . . . . . . . . . . . . . . . . .109
     Section 7.01.   Events of Default . . . . . . . . . . . . . . . . . . .109
     Section 7.02.   Trustee to Act; Appointment of Successor. . . . . . . .112
     Section 7.03.   Notification to Certificateholders. . . . . . . . . . .112

ARTICLE VIII         Concerning the Trustee. . . . . . . . . . . . . . . . .112
     Section 8.01.   Duties of Trustee . . . . . . . . . . . . . . . . . . .112
     Section 8.02.   Certain Matters Affecting the Trustee . . . . . . . . .114
     Section 8.03.   Trustee Not Liable for Certificates or Mortgage Loans .114
     Section 8.04.   Trustee May Own Certificates. . . . . . . . . . . . . .115
     Section 8.05.   The Master Servicer to Pay Trustee's Fees and Expenses.115
     Section 8.06.   Eligibility Requirements for Trustee. . . . . . . . . .115
     Section 8.07.   Resignation and Removal of Trustee. . . . . . . . . . .115
     Section 8.08.   Successor Trustee . . . . . . . . . . . . . . . . . . .116
     Section 8.09.   Merger or Consolidation of Trustee. . . . . . . . . . .116
     Section 8.10.   Appointment of Co-Trustee or Separate Trustee . . . . .117
     Section 8.11.   Authenticating Agents . . . . . . . . . . . . . . . . .118
     Section 8.12.   Paying Agents . . . . . . . . . . . . . . . . . . . . .118

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

ARTICLE IX           Termination . . . . . . . . . . . . . . . . . . . . . .119
     Section 9.01.   Termination Upon Repurchase by the Company or
                     Liquidation of All Mortgage Loans . . . . . . . . . . .119
     Section 9.02.   Additional Termination Requirements . . . . . . . . . .121
     Section 9.03.   Trust Irrevocable . . . . . . . . . . . . . . . . . . .121

ARTICLE X            Miscellaneous Provisions. . . . . . . . . . . . . . . .122
     Section 10.01.  Amendment . . . . . . . . . . . . . . . . . . . . . . .122
     Section 10.02.  Recordation of Agreement. . . . . . . . . . . . . . . .123
     Section 10.03.  Limitation on Rights of Certificateholders. . . . . . .123
     Section 10.04.  Access to List of Certificateholders. . . . . . . . . .124
     Section 10.05.  Governing Law . . . . . . . . . . . . . . . . . . . . .124
     Section 10.06.  Notices . . . . . . . . . . . . . . . . . . . . . . . .124
     Section 10.07.  Severability of Provisions. . . . . . . . . . . . . . .125
     Section 10.08.  Counterpart Signatures. . . . . . . . . . . . . . . . .125
     Section 10.09.  Benefits of Agreement . . . . . . . . . . . . . . . . .125
     Section 10.10.  Notices and Copies to Rating Agencies . . . . . . . . .125

Exhibit A  Form of Certificates
Exhibit B  Form of Residual Certificates
Exhibit C  [Reserved]
Exhibit D  Mortgage Loan Schedule
Exhibit E  Selling And Servicing Contract
Exhibit F  Form Of Transferor Certificate For Junior Subordinate
           Certificates
Exhibit G  Form Of Transferee's Agreement For Junior Subordinate
           Certificates
Exhibit H  Form Of Additional Matter Incorporated Into The
             Certificates
Exhibit I  Transferor Certificate
Exhibit J  Transferee Affidavit And Agreement
Exhibit K  [Reserved]
Exhibit L  Form Of Investment Letter
Exhibit M Form of Trustee's Certification Pursuant to Section 2.02 Exhibit N [Reserved]

     This Pooling and Servicing Agreement, dated and effective as of February 1, 1998 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company") and U.S. Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the assets of the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Company is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Junior Subordinate Certificates, have been offered for sale pursuant to a Prospectus, dated November 24, 1997, and a Prospectus Supplement, dated February 24, 1998, of the Company (together, the "Prospectus"). The Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated February 27, 1998. The Trust Fund created hereunder is intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following table sets forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance, initial Class Notional Amount and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                                   TRUST FUND

    Class                                     Initial Class
Designation for      Type of    Remittance      Principal       Last Scheduled
each Certificate    Interest     Rate (1)        Balance        Distribution Date*
----------------    --------    ----------    --------------    ------------------
Class I-A-1         Regular     7.000%       203,349,192.00       March, 2028
Class II-A-1        Regular     7.000%        56,847,519.00       February, 2013
Class III-A-1       Regular     6.750%        75,000,000.00       March, 2013
Class III-A-2       Regular     6.750%        28,100,000.00       March, 2013
Class III-A-3       Regular     6.750%        18,000,000.00       March, 2013
Class III-A-4       Regular     6.750%         1,950,981.00       March, 2013
Class III-A-5       Regular     6.750%        15,700,000.00       March, 2013
Class III-A-6       Regular     6.750%         7,536,000.00       March, 2013
Class III-A-7       Regular     6.750%        40,000,000.00       March, 2013
Class IV-A-1        Regular     6.750%       116,638,462.00       December, 2027
Class IV-A-2        Regular     6.750%        12,230,000.00       December, 2027
Class V-A-1         Regular     6.625%       341,777,278.00       March, 2028
Class V-A-2         Regular     6.625%         8,728,000.00       March, 2028
Class V-A-3         Regular     6.625%        44,760,000.00       March, 2028
Class V-A-4         Regular     6.625% (2)    16,425,396.00       March, 2028
Class V-A-5         Regular     6.625%        11,340,604.00       March, 2028
Class I-X           Regular     7.000% (3)    32,758,248.31       March, 2028
Class II-X          Regular     7.000% (3)     8,946,181.65       February, 2013
Class III-X         Regular     6.750% (3)    17,011,506.64       March, 2013
Class IV-X          Regular     6.750% (3)     8,168,033.81       December, 2027
Class V-X-1         Regular     6.625% (3)    42,853,719.55       March, 2028
Class V-X-2         Regular     6.625% (3)    17,985,165.92       March, 2028
Class I-P           Regular            (4)        12,038.15       March, 2028
Class II-P          Regular            (4)         2,637.89       February, 2013
Class III-P         Regular            (4)       337,992.80       March, 2013
Class IV-P          Regular            (4)       700,523.48       December, 2027
Class C-B-1         Regular     7.000%        10,492,394.00       March, 2028
Class C-B-2         Regular     7.000%         3,497,464.00       March, 2028
Class C-B-3         Regular     7.000%         2,098,478.00       March, 2028
Class C-B-4         Regular     7.000%         1,398,985.00       March, 2028
Class C-B-5         Regular     7.000%           979,290.00       March, 2028
Class C-B-6         Regular     7.000%         1,119,194.09       March, 2028
Class III-B-1       Regular     6.750%         4,157,965.00       March, 2013
Class III-B-2       Regular     6.750%           773,575.00       March, 2013
Class III-B-3       Regular     6.750%           580,181.00       March, 2013
Class III-B-4       Regular     6.750%           483,484.00       March, 2013
Class III-B-5       Regular     6.750%           386,787.00       March, 2013
Class III-B-6       Regular     6.750%           386,790.96       March, 2013
Class IV-B-1        Regular     6.750%         3,163,503.00       December, 2027
Class IV-B-2        Regular     6.750%           673,085.00       December, 2027
Class IV-B-3        Regular     6.750%           403,851.00       December, 2027
Class IV-B-4        Regular     6.750%           269,234.00       December, 2027
Class IV-B-5        Regular     6.750%           269,234.00       December, 2027
Class IV-B-6        Regular     6.750%           269,238.01       December, 2027
Class V-B-1         Regular     6.625%        13,394,130.00       March, 2028
Class V-B-2         Regular     6.625%         4,241,474.00       March, 2028
Class V-B-3         Regular     6.625%         2,009,119.00       March, 2028
Class V-B-4         Regular     6.625%         1,562,648.00       March, 2028



Class V-B-5         Regular     6.625%         1,116,177.00       March, 2028
Class V-B-6         Regular     6.625%         1,116,181.46       March, 2028
Class R+            Residual    6.750%         50.00              December, 2027


* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the related Loan Group (the latest possible maturity date for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).

+ The Class R Certificates are entitled to receive the Residual Distribution Amount.

(1) Interest distributed to the Certificates on each Distribution Date will have accrued during the Prior Period, except for the Class P Certificates which will not be entitled to receive interest.

(2) On each Distribution Date on or before the Class V-A-4 Accretion Termination Date, an amount equal to the Class V-A-4 Accrual Amount will be added to the Class V-A-4 Principal Balance, and such amount will be distributed as principal to certain Classes of Group V Certificates as set forth herein and will not be distributed as interest to the Class V-A-4 Certificates.

(3) Each of the Class X Certificates will accrue interest on the related Class Notional Amount.

(4) The Class P Certificates will not be entitled to receive distributions of interest.


     As provided herein, with respect to the Trust Fund, the Company will cause an election to be made on behalf of the Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated regular interests in the Trust Fund and the Class R Certificates will be designated the sole class of residual interest in the Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $1,054,279,136.84 and the Certificates have an Aggregate Certificate Principal Balance of $1,054,279,136.84.

                               W I T N E S S E T H :

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to create the Trust Fund consisting of the Mortgage Loans and certain other property and to sell undivided beneficial ownership interests in such Trust Fund and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                                   ARTICLE I


     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRETION DIRECTED CLASSES: With respect to the Group V Certificates, the Class V-A-2 and Class V-A-5 Certificates, as applicable.

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of the Certificates.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Certificates (other than the Class III-A-5, Class III-A-6, Class IV-A-2, Class X and Residual Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Class I-P, one Class II-P, one Class III-P and one Class IV-P Certificate may be issued in a different amount. With respect to the Class III-A-5, Class III-A-6 and Class IV-A-2 Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof. With respect to the Class X Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     AVAILABLE DISTRIBUTION AMOUNT: With respect to each Loan Group on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of such Mortgage Loans which have been liquidated and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

               (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

               (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

               (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Determination Date, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

               (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

               (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

               (f) the sum of the Master Servicing Fee and the Servicing Fee for each such Mortgage Loan; and

               (g)  Excess Liquidation Proceeds;

          (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer:

               (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

               (b)  Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.02 and
     Section 2.03 or any permitted repurchase of a Mortgage Loan.

     BALLOON LOAN: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity.

     BANKRUPTCY COVERAGE: With respect to each of (i) Loan Group I and Loan Group II, (ii) Loan Group III, (iii) Loan Group IV and (iv) Loan Group V, the Bankruptcy Coverage Initial

Amount for such Loan Group (or Loan Groups) less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates of the related Certificate Group (or the related Certificate Groups in the case of the Bankruptcy Coverage for Loan Group I and Loan Group II). Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     BANKRUPTCY COVERAGE INITIAL AMOUNT: With respect to Loan Group I and Loan Group II, $100,589, with respect to Loan Group III, $100,000, with respect to Loan Group IV, $100,000, and with respect to Loan Group V, $154,511.

     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss", including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding principal balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates, beneficial ownership and transfers of which shall be made through book entries as described in
Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

      BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibits A and B as though set forth at the end of such Exhibits.

     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing
Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

     CERTIFICATE DISTRIBUTION AMOUNT:   (I) For any Distribution Date prior
to the Combined Credit Support Depletion Date or the Group III, Group IV or Group V Credit Support Depletion Date, as applicable, the Available Distribution Amount for the related Loan Group (or Loan Groups) shall be distributed to the Certificates of the related Certificate Group in the following amounts and priority:

     (a) With respect to the Group I Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P Certificates, the aggregate for all Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and
     (4) Liquidation Proceeds and (z)the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class I-A-1 and Class I-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class I-A-1 and Class I-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Class I-A-1 Certificates, as principal, the Group I Senior Principal Distribution Amount;

     (b) With respect to the Group II Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class II-P Certificates, the aggregate for all Class II-P Mortgage Loans of the product for each Class II-P Mortgage Loan of the applicable Class II-P Fraction and the sum of (x) scheduled payments of principal on such Class II-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class II-P Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class II-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class II-A-1 and Class II-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class II-A-1 and Class II-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current

     Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Class II-A-1 Certificates, as principal, the Group II Senior Principal Distribution Amount;

     (c) With respect to the Group C-B, Class I-P, Class II-P and Class R Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date and after the payment of the amounts pursuant to clause (I)(a) and clause (I)(b) of this definition of "Certificate Distribution Amount" and to the extent of the Available Distribution Amount for Loan Group I and Loan Group II remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P and Class II-P Certificates, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class I-P and Class II-P Certificates on previous Distribution Dates pursuant to clause (I)(c)(ii) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (ii) second, to the Class I-P and Class II-P Certificates, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, principal in an amount equal to the Class I-P or Class II-P Fraction, as applicable, of any Realized Loss on a Class I-P Mortgage Loan or Class II-P Mortgage Loan, other than a Special Hazard Loss in excess of the combined Special Hazard Coverage for Loan Group I and Loan Group II, a Fraud Loss in excess of the combined Fraud Coverage for Loan Group I and Loan Group II or a Bankruptcy Loss in excess of the combined Bankruptcy Coverage for Loan Group I and Loan Group II, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(c)(i) or this paragraph (I)(c)(ii) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in either the Class I-P Principal Balance or the Class II-P Principal Balance; provided, further, that if the amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for both the Class I-P and the Class II-P Certificates as provided in paragraph (I)(c)(i) or this paragraph (I)(c)(ii) of this definition of "Certificate Distribution Amount", then the amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount will be allocated pro rata to the Class I-P and Class II-P Certificates based on the amount such Certificates are entitled to receive pursuant to paragraph (I)(c)(i) or this paragraph (I)(c)(ii) of this definition of "Certificate Distribution Amount";

          (iii) third, to the Class C-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (iv) fourth, to the Class C-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (v) fifth, to the Class C-B-1 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-1 Principal Balance has been reduced to zero;

          (vi) sixth, to the Class C-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (vii) seventh, to the Class C-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (viii) eighth, to the Class C-B-2 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-2 Principal Balance has been reduced to zero;

          (ix) ninth, to the Class C-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (x) tenth, to the Class C-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xi) eleventh, to the Class C-B-3 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-3 Principal Balance has been reduced to zero;

          (xii) twelfth, to the Class C-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiii) thirteenth, to the Class C-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xiv) fourteenth, to the Class C-B-4 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-4 Principal Balance has been reduced to zero;

          (xv) fifteenth, to the Class C-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvi) sixteenth, to the Class C-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xvii) seventeenth, to the Class C-B-5 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the

     Class C-B-5 Principal Balance has been reduced to zero;

          (xviii) eighteenth, to the Class C-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xix) nineteenth, to the Class C-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xx) twentieth, to the Class C-B-6 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-6 Principal Balance has been reduced to zero;

          (xxi) twenty-first, to each Class of Group C-B Certificates in the order of seniority, the remaining portion, if any, of the Available Distribution Amount for Loan Group I and Loan Group II, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed in respect of losses pursuant to this paragraph (I)(c)(xxi) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group C-B Certificates; and

          (xxii) twenty-second, to the Class R Certificates, the Residual Distribution Amount for Loan Group I and Loan Group II for such Distribution Date;

     Notwithstanding the foregoing, (X) on any Distribution Date occurring after the date on which the Class I-A-1 Principal Balance or Class II-A-1 Principal Balance has been reduced to zero and on which (a) the Group C-B Percentage for such Distribution Date is less than 200% of the Group C-B Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans in either of Loan Group I or Loan Group II delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Group C-B Loan Group Component Balance, is greater than or equal to 50%, the remaining Class A Certificates will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal on the Mortgage Loans in the Loan Group relating to the Class A Certificates that have been paid in full (after distributions of principal to the related Class I-P or Class II-P Certificates pursuant to paragraphs (I)(a)(i) or (I)(b)(i) above, as applicable), which amounts will be paid in accordance with paragraphs
(I)(a)(iv) or (I)(b)(iv) above, as applicable, to the extent of and in reduction of the Class Principal Balance thereof, prior to any distributions of principal to the Group C-B Certificates in paragraph (I)(c) above and (Y) if on any Distribution Date the aggregate Class Principal Balance of the Class I-A-1 Certificates or the Class II-A-1 Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group, less the related Class P Fraction of the Class P Mortgage Loans in such Loan Group (the ?Undercollateralized Group?), (i) the portion of the Available Distribution Amount in respect of principal on the Mortgage Loans in the other Loan Group (the ?Overcollateralized Group?) (after distributions of principal to the Class P and Class A Certificates related to the Overcollateralized

Group) will be distributed to the Class A Certificates of the Undercollateralized Group pursuant to paragraphs (I)(a)(iv) or (I)(b)(iv) above, as applicable, until the aggregate Class Principal Balance of the Class A Certificates of the Undercollateralized Group equals the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Class P Fraction of the Class P Mortgage Loans in such Loan Group) and (ii) a portion of the Available Distribution Amount of the Overcollateralized Group remaining after distributions to the Class P, Class X and Class A Certificates of the Overcollateralized Group pursuant to paragraphs (I)(a)(i) through (I)(a)(iii) or (I)(b)(i) through (I)(b)(iii), as applicable, equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 7.000% per annum, plus any shortfall of interest on the Class A Certificates of the Undercollateralized Group remaining unpaid pursuant to paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, after distributions on such Distribution Date, including accrued and unpaid interest on such shortfall at the rate set forth above, will (1) be added to the Available Distribution Amount of the Undercollateralized Group and distributed in accordance with the priorities as described in paragraphs (I)(a) or (I)(b) above, as applicable (any amount covering interest shortfalls and interest accrued thereon will be distributed to the applicable Class or Classes of Certificates on such Distribution Date in the priority described in paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, pro rata according to their respective shares of such amount) and
(2) be subtracted from the Available Distribution Amount of the Overcollateralized Group.

     (d) With respect to the Group III and Class R Certificates, on any Distribution Date prior to the Group III Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group III remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P Certificates, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group III-A and Class III-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Group III-A and Class III-X Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group III-A Certificates, as principal, the Group III Senior Principal Distribution Amount, as follows;

                (a) first, to the Class III-A-7 Certificates, an amount, up to the amount of the Class III-A-7 Lockout Principal Distribution Amount for such Distribution Date, until the Class III-A-7 Principal Balance has been reduced to zero;

                (b) second, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions described above, concurrently, until the Class III-A-1 Principal Balance has been reduced to zero:

                    (1)  53.5710531914% to the Class III-A-1 Certificates; and

                    (2)  46.4289468086% sequentially as follows:

                         (A) first, to the Class III-A-2 Certificates, until the Class III-A-2 Principal Balance has been reduced to zero;
                         (B) second, to the Class III-A-3 Certificates, until the Class III-A-3 Principal Balance has been reduced to zero;

                         (C) third, to the Class III-A-4 Certificates, until the Class III-A-4 Principal Balance has been reduced to zero;

                         (D) fourth, to the Class III-A-5 Certificates, until the Class III-A-5 Principal Balance has been reduced to zero; and

                         (E) fifth, to the Class III-A-6 Certificates, until the Class III-A-6 Principal Balance has been reduced to $6,286,000;

               (c) third, to the Class III-A-6 Certificates, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions described above, until the Class III-A-6 Principal Balance has been reduced to zero; and

               (d) fourth, to the Class III-A-7 Certificates, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions described above, until the Class III-A-7 Principal Balance has been reduced to zero;

          (v) fifth, to the Class III-P Certificates, to the extent of amounts otherwise available to pay the Group III Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class III-P Certificates on previous Distribution Dates pursuant to clause (I)(d)(vi) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class III-P Certificates, to the extent of amounts otherwise available to pay the Group III Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class III-P Fraction of any Realized Loss on a Class III-P Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Group III Special Hazard Coverage,
     Group III Fraud Coverage or Group III Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(d)(v) or this paragraph (I)(d)(vi) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class III-P Principal Balance;

          (vii) seventh, to the Class III-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class III-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) ninth, to the Class III-B-1 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-1 Principal Balance has been reduced to zero;

          (x) tenth, to the Class III-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class III-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) twelfth, to the Class III-B-2 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-2 Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class III-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class III-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) fifteenth, to the Class III-B-3 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-3 Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class III-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class III-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) eighteenth, to the Class III-B-4 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-4 Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class III-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class III-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) twenty-first, to the Class III-B-5 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-5 Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the Class III-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxiii) twenty-third, to the Class III-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class III-B-6 Certificates, the portion of the Group III Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group III Subordinate Principal Distribution Amount", until the Class III-B-6 Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group III-B Certificates in the order of seniority, the remaining portion, if any, of the Available Distribution Amount for Loan Group III, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed in respect of losses pursuant to this paragraph
     (I)(d)(xxv) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group III-B Certificates; and

          (xxvi) twenty-sixth, to the Class R Certificates, the Residual Distribution Amount for Loan Group III for such Distribution Date;

     (e) With respect to the Group IV Certificates, on any Distribution Date prior to the Group IV Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group IV remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class IV-P Certificates, the aggregate for all Class IV-P Mortgage Loans of the product for each Class IV-P Mortgage Loan of the applicable Class IV-P Fraction and the sum of (x) scheduled payments of principal on such Class IV-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IV-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds,
     (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage
     Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IV-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group IV-A, Class IV-X and Class R Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Group IV-A, Class IV-X and Class R
     Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group IV-A and Class R Certificates, as principal, the Group IV Senior Principal Distribution Amount, as follows:

               (a) first, to the Class R Certificates until the Class Principal Balance thereof has been reduced to zero;

               (b) second, to the Class IV-A-1 Certificates, the portion of the Group IV Senior Principal Distribution Amount remaining after the distribution described above, until the Class IV-A-1 Principal Balance has been reduced to zero; and

               (c) third, to the Class IV-A-2 Certificates, the portion of the Group IV Senior Principal Distribution Amount remaining after the distributions described above, until the Class IV-A-2 Principal Balance has been reduced to zero;

          (v) fifth, to the Class IV-P Certificates, to the extent of amounts otherwise available to pay the Group IV Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class IV-P Certificates on previous Distribution Dates pursuant to clause (I)(e)(vi) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class IV-P Certificates, to the extent of amounts otherwise available to pay the Group IV Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class IV-P Fraction of any Realized Loss on a Class IV-P Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Group IV Special Hazard Coverage, Group IV Fraud Coverage or Group IV Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(e)(v) or this paragraph (I)(e)(vi) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class IV-P Principal Balance;

          (vii) seventh, to the Class IV-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class IV-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) ninth, to the Class IV-B-1 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-1 Principal Balance has been reduced to zero;

          (x) tenth, to the Class IV-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class IV-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) twelfth, to the Class IV-B-2 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-2 Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class IV-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class IV-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) fifteenth, to the Class IV-B-3 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-3 Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class IV-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class IV-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) eighteenth, to the Class IV-B-4 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-4 Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class IV-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class IV-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) twenty-first, to the Class IV-B-5 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-5 Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the Class IV-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxiii) twenty-third, to the Class IV-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class IV-B-6 Certificates, the portion of the Group IV Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group IV Subordinate Principal Distribution Amount", until the Class IV-B-6 Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group IV-B Certificates in the order of seniority, the remaining portion, if any, of the Available Distribution Amount for Loan Group IV, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed in respect of losses pursuant to this paragraph
     (I)(e)(xxv) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group IV-B Certificates; and

          (xxvi) twenty-sixth, to the Class R Certificates, the Residual Distribution Amount for Loan Group IV for such Distribution Date;

     (f) With respect to the Group V and Class R Certificates, on any Distribution Date prior to the Group V Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group V remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group V-A, Class V-X-1 and Class V-X-2 Certificates, the sum of Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts; provided, however, that on or before the Class V-A-4 Accretion Termination Date, the amount that would otherwise be payable to the Class V-A-4 Certificates pursuant to this clause (I)(f)(i) will be paid instead as principal as set forth in clause (I)(f)(ii)(b) of this definition of "Certificate Distribution Amount";

          (ii) second,

               (a) to the Group V-A, Class V-X-1 and Class V-X-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that on or before the Class V-A-4 Accretion Termination Date, the amount that would otherwise be payable to the Class V-A-4 Certificates pursuant to this clause (I)(f)(ii)(a) will be paid instead as principal as set forth in clause (I)(f)(ii)(b) of this definition of "Certificate Distribution Amount";

               (b) on or before the Class V-A-4 Accretion Termination Date, the Class V-A-4 Accrual Amount, as principal, as follows:

                    (1) first, to the Class V-A-2 Certificates, until the Class V-A-2 Principal Balance has been reduced to zero;

                    (2) second, to the Class V-A-5 Certificates, until the Class V-A-5 Principal Balance has been reduced to zero; and

                    (3) third, to the Class V-A-4 Certificates, until the Class V-A-4 Principal Balance has been reduced to zero;

          (iii) third, to the Group V-A Certificates, as principal, the Group V Senior Principal Distribution Amount, as follows:

               (a) first, to the Class V-A-3 Certificates, an amount, up to the amount of the Class V-A-3 Lockout Principal Distribution Amount for such Distribution Date, until the Class V-A-3 Principal Balance has been reduced to zero;

               (b) second, to the Class V-A-1 Certificates, the portion of the Group V Senior Principal Distribution Amount remaining after the distribution described above, until the Class V-A-1 Principal Balance has been reduced to zero;

               (c) third, to the Class V-A-2 Certificates, the portion of the Group V Senior Principal Distribution Amount remaining after the distributions described above, until the Class V-A-2 Principal Balance has been reduced to zero;

               (d) fourth, to the Class V-A-5 Certificates, the portion of the Group V Senior Principal Distribution Amount remaining after the distributions described above, until the Class V-A-5 Principal Balance has been reduced to zero;

               (e) fifth, to the Class V-A-4 Certificates, the portion of the Group V Senior Principal Distribution Amount remaining after the distributions described above, until the Class V-A-4 Principal Balance has been reduced to zero; and

               (f) sixth, to the Class V-A-3 Certificates, the portion of the Group V Senior Principal Distribution Amount remaining after the distributions described above, until the Class V-A-3 Principal Balance has been reduced to zero;

          (iv) fourth, to the Class V-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (v) fifth, to the Class V-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (vi) sixth, to the Class V-B-1 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-1 Principal Balance has been reduced to zero;

          (vii) seventh, to the Class V-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class V-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) ninth, to the Class V-B-2 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-2 Principal Balance has been reduced to zero;

          (x) tenth, to the Class V-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class V-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) twelfth, to the Class V-B-3 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-3 Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class V-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class V-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) fifteenth, to the Class V-B-4 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-4 Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class V-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class V-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) eighteenth, to the Class V-B-5 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-5 Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class V-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class V-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) twenty-first, to the Class V-B-6 Certificates, the portion of the Group V Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group V Subordinate Principal Distribution Amount", until the Class V-B-6 Principal Balance has been reduced to zero;

          (xxii) twenty-second, to each Class of Group V-B Certificates in the order of seniority, the remaining portion, if any, of the Available Distribution Amount for Loan Group V, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed in respect of losses pursuant to this paragraph
     (I)(f)(xxii) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group V-B Certificates; and

          (xxiii) twenty-third, to the Class R Certificates, the Residual Distribution Amount for Loan Group V for such Distribution Date;

     (II) For any Distribution Date on or after the Combined Credit Support Depletion Date or the Group III, Group IV or Group V Credit Support Depletion Date, as applicable, the Available Distribution Amount for the related Loan Group shall be distributed to the outstanding Classes of Certificates of the related Certificate Group (or Certificate Groups in the case of the Combined Credit Support Depletion Date) in the following amounts and priority:

     (a) With respect to the Group I and Class R Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "Certificate Distribution Amount";

          (ii) second, to the Class I-A-1 and Class I-X Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(iii) of this definition of "Certificate Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class I-A-1 and Class I-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class I-A-1 Certificates, the Group I Senior Principal Distribution Amount until the Class I-A-1 Principal Balance has been reduced to zero; and

          (v) fifth, to the Class R Certificates, the Residual Distribution Amount for Loan Group I for such Distribution Date;

     (b) With respect to the Group II and Class R Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

          (i) First, to the Class II-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(b)(i) of this definition of "Certificate Distribution Amount";

          (ii) Second, to the Class II-A-1 and Class II-X Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(b)(ii) or (II)(b)(iii) of this definition of "Certificate Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) Third, to the Class II-A-1 and Class II-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) Fourth, to the Class II-A-1 Certificates, the Group II Senior Principal Distribution Amount, until the Class II-A-1 Principal Balance has been reduced to zero; and

          (v) Fifth, to the Class R Certificates, the Residual Distribution Amount for Loan Group II for such Distribution Date;

     (c) With respect to the Group III and Class R Certificates, on each Distribution Date on or after the Group III Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group III remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(d)(i) of this definition of "Certificate Distribution Amount";

          (ii) second, to the Group III-A and Class III-X Certificates, the amount payable to each such Class of Certificates on prior Distribution
     Dates pursuant to clause (I)(d)(ii) or (II)(c)(iii) of this definition of "Certificate Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group III-A and Class III-X Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group III-A Certificates, the Group III Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances; and

          (v) fifth, to the Class R Certificates, the Residual Distribution Amount for Loan Group III for such Distribution Date;

     (d) With respect to the Group IV Certificates, on each Distribution Date on or after the Group IV Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group IV remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class IV-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(e)(i) of this definition of "Certificate Distribution Amount";

          (ii) second, to the Group IV-A, Class IV-X and Class R Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(e)(ii) or (II)(d)(iii) of this definition of "Certificate Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group IV-A, Class IV-X and Class R
     Certificates, the Interest Distribution Amount for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group IV-A and Class R Certificates, the Group IV Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances; and

          (v) fifth, to the Class R Certificates, the Residual Distribution Amount for Loan Group IV for such Distribution Date; and

     (e) With respect to the Group V and Class R Certificates, on each Distribution Date on or after the Group V Credit Support Depletion Date, to the extent of the Available Distribution Amount for Loan Group V remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group V-A, Class V-X-1 and Class V-X-2 Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(f)(i) or (II)(e)(ii) of this definition of "Certificate Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (ii) second, to the Group V-A, Class V-X-1 and Class V-X-2 Certificates, the Interest Distribution Amount for each such Class of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iii) third, to the Group V-A Certificates, the Group V Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances; and

          (iv) fourth, to the Class R Certificates, the Residual Distribution Amount for Loan Group V for such Distribution Date.

     CERTIFICATE GROUP: Any of the Group I, Group II, Group III, Group IV, Group V and Group C-B Certificates. With respect to the Group C-B Certificates, the "related" Loan Groups are the Group I Loans and the Group II Loans. With respect to the Group I Certificates, the "related" Loan Group is the Group I Loans. With respect to the Group II Certificates, the "related" Loan Group is the Group II Loans. With respect to the Group III Certificates, the "related" Loan Group is the Group III Loans. With respect to the Group IV Certificates, the "related" Loan Group is the Group IV Loans. With respect to the Group V Certificates, the "related" Loan Group is the Group V Loans.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CLASS: All Certificates having the same priority and rights to payments on the Mortgage Loans from the Available Distribution Amount, which Certificates shall be designated as a separate Class, and which Class shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A and B. Each Class of Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Distribution Amount" only to the extent of the Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Distribution Amount".

     CLASS A CERTIFICATES: The Class I-A-1, Class II-A-1, Group III-A, Group IV-A and Group V-A Certificates, collectively.

     CLASS B CERTIFICATES: The Group C-B, Group III-B, Group IV-B and Group V-B Certificates, collectively.

     CLASS C-B-1 CERTIFICATES: The Certificates designated as "Class C-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-1.

     CLASS C-B-2 CERTIFICATES: The Certificates designated as "Class C-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-2.

     CLASS C-B-3 CERTIFICATES: The Certificates designated as "Class C-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-3.
     CLASS C-B-4 CERTIFICATES: The Certificates designated as "Class C-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-4.

     CLASS C-B-5 CERTIFICATES: The Certificates designated as "Class C-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-5.

     CLASS C-B-6 CERTIFICATES: The Certificates designated as "Class C-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-6.

     CLASS P CERTIFICATES: The Class I-P, Class II-P, Class III-P and Class IV-P Certificates, collectively.

     CLASS P FRACTION: Any of the Class I-P Fraction, Class II-P Fraction, Class III-P Fraction or Class IV-P Fraction, as applicable.

     CLASS P MORTGAGE LOAN: Any of the Class I-P Mortgage Loans, Class II-P Mortgage Loans, Class III-P Mortgage Loans or Class IV-P Mortgage Loans.

     CLASS X CERTIFICATES: The Class I-X, Class II-X, Class III-X, Class IV-X, Class V-X-1 and Class V-X-2 Certificates, collectively.

     CLASS I-A-1 CERTIFICATES: The Certificates designated as "Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-1.

     CLASS I-P CERTIFICATES: The Certificates designated as "Class I-P" on the face thereof in substantially the form attached hereto as Exhibit A-I-P.

     CLASS I-P FRACTION: For each Class I-P Mortgage Loan, a fraction, the numerator of which is 7.000% less the Pass-Through Rate on such Class I-P Mortgage Loan and the denominator of which is 7.000%.

     CLASS I-P MORTGAGE LOAN: Any Group I Loan with a Pass-Through Rate of less than 7.000% per annum.

     CLASS I-X CERTIFICATES: The Certificates designated as "Class I-X" on the face thereof in substantially the form attached hereto as Exhibit A-I-X.

     CLASS I-X NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     CLASS II-A-1 CERTIFICATES: The Certificates designated as "Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-1.

     CLASS II-P CERTIFICATES: The Certificates designated as "Class II-P" on the face thereof in substantially the form attached hereto as Exhibit A-II-P.

     CLASS II-P FRACTION: For each Class II-P Mortgage Loan, a fraction, the numerator of which is 7.000% less the Pass-Through Rate on such Class II-P Mortgage Loan and the denominator of which is 7.000%.

     CLASS II-P MORTGAGE LOAN: Any Group II Loan with a Pass-Through Rate of less than 7.000% per annum.

     CLASS II-X CERTIFICATES: The Certificates designated as "Class II-X" on the face thereof in substantially the form attached hereto as Exhibit A-II-X.

     CLASS II-X NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     CLASS III-A-1 CERTIFICATES: The Certificates designated as "Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-1.

     CLASS III-A-2 CERTIFICATES: The Certificates designated as "Class III-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-2.

     CLASS III-A-3 CERTIFICATES: The Certificates designated as "Class III-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-3.

     CLASS III-A-4 CERTIFICATES: The Certificates designated as "Class III-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-4.

     CLASS III-A-5 CERTIFICATES: The Certificates designated as "Class III-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-5.

     CLASS III-A-6 CERTIFICATES: The Certificates designated as "Class III-A-6" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-6.

     CLASS III-A-7 CERTIFICATES: The Certificates designated as "Class III-A-7" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-7.

     CLASS III-A-7 LIQUIDATION AMOUNT: The aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Class III-A-7 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan) and (ii) the Class III-A-7 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class III-A-7 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS III-A-7 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the sum of (i) the Class III-A-7 Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount"), (ii) the Class III-A-7 Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount") and (iii) the Class III-A-7 Liquidation Amount.

     CLASS III-A-7 PERCENTAGE: For any Distribution Date, the Class III-A-7 Principal Balance divided by the aggregate Class Principal Balance of the Group III Certificates (less the Class III-P Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS III-A-7 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of the Class III-A-7 Percentage and the Step Down Percentage.
CLASS III-B-1 CERTIFICATES: The Certificates designated as "Class III-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-1.

     CLASS III-B-2 CERTIFICATES: The Certificates designated as "Class III-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-2.

     CLASS III-B-3 CERTIFICATES: The Certificates designated as "Class III-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-3.

     CLASS III-B-4 CERTIFICATES: The Certificates designated as "Class III-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-4.

     CLASS III-B-5 CERTIFICATES: The Certificates designated as "Class III-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-5.

     CLASS III-B-6 CERTIFICATES: The Certificates designated as "Class III-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-III-B-6.

     CLASS III-P CERTIFICATES: The Certificates designated as "Class III-P" on the face thereof in substantially the form attached hereto as Exhibit A-III-P.

     CLASS III-P FRACTION: For each Class III-P Mortgage Loan, a fraction, the numerator of which is 6.750% less the Pass-Through Rate on such Class III-P Mortgage Loan and the denominator of which is 6.750%.

     CLASS III-P MORTGAGE LOAN: Any Group III Loan with a Pass-Through Rate of less than 6.750% per annum.

     CLASS III-X CERTIFICATES: The Certificates designated as "Class III-X" on the face thereof in substantially the form attached hereto as Exhibit A-III-X.

     CLASS III-X NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group III Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS IV-A-1 CERTIFICATES: The Certificates designated as "Class IV-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-IV-A-1.

     CLASS IV-A-2 CERTIFICATES: The Certificates designated as "Class IV-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-IV-A-2.

     CLASS IV-B-1 CERTIFICATES: The Certificates designated as "Class IV-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-1.

     CLASS IV-B-2 CERTIFICATES: The Certificates designated as "Class IV-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-2.

     CLASS IV-B-3 CERTIFICATES: The Certificates designated as "Class IV-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-3.

     CLASS IV-B-4 CERTIFICATES: The Certificates designated as "Class IV-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-4.

     CLASS IV-B-5 CERTIFICATES: The Certificates designated as "Class IV-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-5.

     CLASS IV-B-6 CERTIFICATES: The Certificates designated as "Class IV-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-IV-B-6.

     CLASS IV-P CERTIFICATES: The Certificates designated as "Class IV-P" on the face thereof in substantially the form attached hereto as Exhibit A-IV-P.

     CLASS IV-P FRACTION: For each Class IV-P Mortgage Loan, a fraction, the numerator of which is 6.750% less the Pass-Through Rate on such Class IV-P Mortgage Loan and the denominator of which is 6.750%.

     CLASS IV-P MORTGAGE LOAN: Any Group IV Loan with a Pass-Through Rate of less than 6.750% per annum.

     CLASS IV-X CERTIFICATES: The Certificates designated as "Class IV-X" on the face thereof in substantially the form attached hereto as Exhibit A-IV-X.

     CLASS IV-X NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group IV Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group IV Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS V-A-1 CERTIFICATES: The Certificates designated as "Class V-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-V-A-1.

     CLASS V-A-2 CERTIFICATES: The Certificates designated as "Class V-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-V-A-2.

     CLASS V-A-3 ADJUSTED PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in March, 2003, 0%, and for any Distribution Date thereafter, the Class V-A-3 Percentage.

     CLASS V-A-3 CERTIFICATES: The Certificates designated as "Class V-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-V-A-3.

     CLASS V-A-3 LIQUIDATION AMOUNT: The aggregate, for each Group V Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of (i) the Class V-A-3 Percentage of the Principal Balance of such Mortgage Loan and (ii) the Class V-A-3 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class V-A-3 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS V-A-3 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the sum of (i) the Class V-A-3 Adjusted Percentage of the Principal Payment Amount for Loan Group V, (ii) the Class V-A-3 Prepayment Percentage of the Principal Prepayment Amount for Loan Group

V  and (iii) the Class V-A-3 Liquidation Amount.

     CLASS V-A-3 PERCENTAGE: For any Distribution Date, the Class V-A-3 Principal Balance divided by the aggregate Class Principal Balance of the Group V Certificates, in each case immediately prior to the Distribution Date.

     CLASS V-A-3 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of (a) the Class V-A-3 Percentage and (b) the Step Down Percentage.
   CLASS V-A-4 ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date on which the Class V-A-5 Principal Balance has been reduced to zero and (ii) the Group V Credit Support Depletion Date.

     CLASS V-A-4 ACCRUAL AMOUNT: On any Distribution Date, an amount equal to the amount allocable to the Class V-A-4 Certificates on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition. Notwithstanding the foregoing, for any Distribution Date after the Class V-A-4 Accretion Termination Date, the Class V-A-4 Accrual Amount shall be zero.

     CLASS V-A-4 CERTIFICATES: The Certificates designated as "Class V-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-V-A-4.

     CLASS V-A-5 CERTIFICATES: The Certificates designated as "Class V-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-V-A-5.

     CLASS V-B-1 CERTIFICATES: The Certificates designated as "Class V-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-1.

     CLASS V-B-2 CERTIFICATES: The Certificates designated as "Class V-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-2.

     CLASS V-B-3 CERTIFICATES: The Certificates designated as "Class V-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-3.

     CLASS V-B-4 CERTIFICATES: The Certificates designated as "Class V-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-4.

     CLASS V-B-5 CERTIFICATES: The Certificates designated as "Class V-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-5.

     CLASS V-B-6 CERTIFICATES: The Certificates designated as "Class V-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-V-B-6.

     CLASS V-X-1 CERTIFICATES: The Certificates designated as "Class V-X-1" on the face thereof in substantially the form attached hereto as Exhibit A-V-X-1.

     CLASS V-X-1 NOTIONAL AMOUNT: With respect to any Distribution Date, the product of

(x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class V-X-1 Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class V-X-1 Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.625%.

     CLASS V-X-1 PREMIUM RATE MORTGAGE LOANS: The Group V Loans which have Pass-Through Rates in excess of 6.625% per annum and which are identified as subgroup V-1 loans on the Mortgage Loan Schedule.

     CLASS V-X-2 CERTIFICATES: The Certificates designated as "Class V-X-2" on the face thereof in substantially the form attached hereto as Exhibit A-V-X-2.

     CLASS V-X-2 NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class V-X-2 Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class V-X-2 Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.625%.

     CLASS V-X-2 PREMIUM RATE MORTGAGE LOANS: The Group V Loans which have Pass-Through Rates in excess of 6.625% per annum and which are identified on the Mortgage Loan Schedule as subgroup V-2 loans.

     CLASS NOTIONAL AMOUNT: With respect to any of the Class X Certificates, the related notional amount for any such Class, as specified herein (i.e. the "Class Notional Amount" for the Class I-X Certificates is the Class I-X Notional Amount).

     CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class (including, with respect to the Accretion Directed Classes, the portions of the Class V-A-4 Accrual Amount distributed to such Classes of Certificates) and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Certificate Distribution Amount". In addition to the foregoing, on each Distribution Date on or before the Class V-A-4 Accretion Termination Date, the Class V-A-4 Principal Balance will be increased by the Class V-A-4 Accrual Amount for such Distribution Date. Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(c)(ii),
(I)(d)(vi) or (I)(e)(vi) of the definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class

Principal Balances of the Class P Certificates, as applicable. The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance", and so on. The Class Principal Balance for the Class X Certificates shall be zero.

     CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interest" in the Trust Fund pursuant to Section 2.01.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: February 27, 1998, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMBINED CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Group C-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date with respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group and (c) the aggregate Payoff Interest with respect to such Loan Group and (ii) the aggregate Uncollected Interest with respect to such Loan Group.

     COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the States of New York or New Jersey which owns or leases land and all or part of a building or buildings located in such states, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative

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

Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund created hereunder.

     COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance PNC 1998-2.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the

Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: February 1, 1998.

     DCR: Duff & Phelps Credit Rating Co., provided that at any time it be a Rating Agency.

     DEFINITIVE CERTIFICATES: As defined in Section 5.07.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated February 25, 1998 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     DISTRIBUTION DATE: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being March 25, 1998.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments", provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments; and

          (viii)    Such other instruments as shall not affect the Ratings;

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the previous calendar month over the amount that would have been received if a Payoff had been made with respect to each Mortgage Loan on the date such Liquidation Proceeds were received.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FNMA: Federal National Mortgage Association, or any successor thereto.

   FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, and with respect to each of (i) Loan Group I and Loan Group II,
(ii) Loan Group III, (iii) Loan Group IV and (iv) Loan Group V, the Fraud Coverage Initial Amount for such Loan Group (or Loan Groups) reduced by Fraud Losses allocated to the Certificates in the related Certificate Group (or Certificate Groups in the case of the Fraud Coverage for Loan Group I and Loan Group II); during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates in the related Certificate Group since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverages shall be reduced to the lesser of (i) (a) with respect to the combination of Loan Group I and Loan Group II, Loan Group IV and Loan Group V, on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans in the related Loan Group (or Loan Groups in the case of Loan Group I and Loan Group II) as of the Due Date in the preceding month and (b) with respect to Loan Group III, on the first anniversary of the Cut-Off Date, 1.0%, and on the second, third and fourth anniversaries of the Cut-Off Date, 0.50%, of the aggregate principal balance of the Group III Loans as of the Due Date in the preceding month and
(ii) the excess of the Fraud Coverage Initial Amount for such Loan Group or Loan Groups over cumulative Fraud Losses allocated to the Certificates in the related Certificate Group (or the related Certificate Groups in the case of the Fraud Coverage for Loan Group I and Loan Group II) to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates in the related Certificate Group by the Rating Agencies.

     FRAUD COVERAGE INITIAL AMOUNT: With respect to Loan Group I and Loan Group II, $5,595,944, with respect to Loan Group III, $1,933,937, with respect to Loan Group IV, $2,692,344 and with respect to Loan Group V, $8,929,420.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     GROUP C-B CERTIFICATES: The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, collectively.

     GROUP C-B LOAN GROUP COMPONENT BALANCE: With respect to either Loan Group I or Loan Group II at any time, the then outstanding aggregate Principal Balance of the Mortgage Loans in the applicable Loan Group minus the then outstanding aggregate Class Principal Balance of the Group I Certificates or the Group II Certificates, as applicable.

     GROUP C-B PERCENTAGE: At any time, the aggregate Class Principal Balance of the Group C-B Certificates divided by the then outstanding aggregate Principal Balance of the Group I Loans and the Group II Loans.

     GROUP C-B SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate Liquidation Principal for all Group I Loans and Group II Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group I Senior Liquidation Amount and the Group II Senior Liquidation Amount for such Distribution Date.

     GROUP C-B SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P Certificates pursuant to clause (I)(a)(i) of the definition of "Certificate Distribution Amount"), (ii) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P Certificates pursuant to clause
(I)(b)(i) of the definition of "Certificate Distribution Amount"), (iii) the Group I Subordinate Principal Prepayments Distribution Amount, (iv) the Group II Subordinate Principal Prepayments Distribution Amount and (v) the Group C-B Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to the Class I-P and Class II-P Certificates pursuant to clauses (I)(c)(i) and (I)(c)(ii) of the definition of "Certificate Distribution Amount" on such Distribution Date, (y) in the event that the Class Principal Balance of either the Class I-A-1 or Class II-A-1 Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to the Class A Certificates whose Class Principal Balance has been reduced to zero to the Class I-A-1 or Class II-A-1 Certificates which remain outstanding as set forth in clause (X) of the last sentence of paragraph (I)(c) of the definition of "Certificate Distribution Amount", and (z) the amounts in respect of principal paid from the Available Distribution Amount of an Overcollateralized Group to an Undercollateralized Group pursuant to clause (Y) of the last sentence of paragraph (I)(c) of the definition of "Certificate Distribution Amount". Any reduction in the Group C-B Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first the amount calculated pursuant to clause (A)(i) and clause (A)(ii) of this definition, pro rata, (ii) second, clause (A)(v) of this definition and (iii) third, clause (A)(iii) and clause (A)(iv) of this definition, pro rata. On any Distribution Date, the Group C-B Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group C-B Certificates and paid in the order of distribution to such Classes pursuant to clause (I)(c) of the definition of "Certificate Distribution Amount", except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group C-B Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Group C-B Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group C-B Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Group C-B Certificates senior thereto, pro rata according to the Class

Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group C-B Certificates shall be as follows: Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6.

     GROUP I CERTIFICATES: The Class I-A-1, Class I-P and Class I-X Certificates, collectively.

     GROUP I LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     GROUP I PREMIUM RATE MORTGAGE LOANS: The Group I Loans having Pass-Through Rates in excess of 7.000% per annum.

     GROUP I SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan), and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP I SENIOR PERCENTAGE: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the Class I-A-1 Principal Balance divided by the aggregate Principal Balance of the Group I Loans (less the Class I-P Principal Balance), in each case immediately prior to such Distribution Date.

     GROUP I SENIOR PREPAYMENT PERCENTAGE OR GROUP II SENIOR PREPAYMENT
PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, both the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which the Group I Senior Percentage for such Distribution Date exceeds the Group I Senior Percentage as of the Cut-Off Date or the Group II Senior Percentage for such Distribution Date exceeds the Group II Senior Percentage as of the Cut-Off Date, both the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, both the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100%, unless the following tests specified in clause (a) and (b) are met with respect to both of Loan Group I and Loan Group II:

     (a) the mean aggregate principal balance of the Group I Loans and Group II Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Loan Group Component Balance as of such Distribution Date, and

     (b) cumulative Realized Losses on each of the Group I Loans and Group II Loans allocated to the Group C-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the related Group C-B Loan Group Component Balance as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the related Group C-B Loan Group Component Balance as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the related Group C-B Loan Group Component Balance as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the related Group C-B Loan Group Component Balance as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the related Group C-B Loan Group Component Balance as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group I Senior Percentage or Group II Senior Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group I Senior Percentage or Group II Senior Percentage, as applicable, for such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group I Senior Percentage or Group II Senior Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group I Senior Percentage or Group II Senior Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage or Group II Senior Percentage, as applicable, for such Distribution Date.

     If on any Distribution Date the allocation to the Group I Certificates (other than the Class I-P Certificates) or the Group II Certificates (other than the Class II-P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Group I Certificates (other than the Class I-P Certificates) or such Group II Certificates (other than the Class II-P Certificates), respectively, below zero, the Group I Senior Prepayment Percentage or the Group II Senior Prepayment Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class I-P Certificates will receive the Class I-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class I-P Mortgage Loan and

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

the Class II-P Certificates will receive the Class II-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class II-P Mortgage Loan.

     GROUP I SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P Certificates pursuant to clause
(I)(a)(i) of the definition of "Certificate Distribution Amount"), (b) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P Certificates pursuant to clause (I)(a)(i) of the definition of "Certificate Distribution Amount") and (c) the Group I Senior Liquidation Amount.

     GROUP I SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group I Senior Percentage for such date.

     GROUP I SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the Class I-A-1 Principal Balance has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

     GROUP I SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P Certificates pursuant to clause (I)(a)(i) of the definition of "Certificate Distribution Amount").

     GROUP II CERTIFICATES: The Class II-A-1, Class II-X and Class II-P Certificates, collectively.

     GROUP II LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     GROUP II PREMIUM RATE MORTGAGE LOANS: The Group II Loans having Pass-Through Rates in excess of 7.000% per annum.

     GROUP II SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class II-P Fraction thereof, with respect to any Class II-P Mortgage Loan), and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP II SENIOR PERCENTAGE: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the Class II-A-1 Principal Balance divided by the aggregate Principal Balances of the Group II Loans (less the Class II-P Principal Balance), in each case immediately prior to such Distribution Date.

     GROUP II SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the

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

Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P Certificates pursuant to clause (I)(b)(i) of the definition of "Certificate Distribution Amount"), (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P Certificates pursuant to clause (I)(b)(i) of the definition of "Certificate Distribution Amount") and (c) the Group II Senior Liquidation Amount.

     GROUP II SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group II Senior Percentage for such date.

     GROUP II SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group II, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the Class II-A-1 Principal Balance has been reduced to zero, then the Group II Subordinate Prepayment Percentage shall equal 100%.

     GROUP II SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P Certificates pursuant to clause (I)(b)(i) of the definition of "Certificate Distribution Amount").

     GROUP III CERTIFICATES: The Group III-A, Group III-B, Class III-P and Class III-X Certificates, collectively.

     GROUP III-A CERTIFICATES: The Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6 and Class III-A-7 Certificates, collectively.

     GROUP III-B CERTIFICATES: The Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates, collectively.

     GROUP III CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Group III-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     GROUP III LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

     GROUP III PREMIUM RATE MORTGAGE LOANS: The Group III Loans having Pass-Through Rates in excess of 6.750% per annum.

     GROUP III SENIOR CERTIFICATES: The Group III-A, Class III-X and Class III-P Certificates, collectively.

     GROUP III SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group III Senior Percentage of the Principal Balance of such

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

Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan), and (ii) the Group III Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP III SENIOR PERCENTAGE: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group III-A Certificates divided by the aggregate Class Principal Balance of the Group III Certificates (less the Class III-P Principal Balance), in each case immediately prior to such Distribution Date.

     GROUP III SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group III Senior Percentage for such Distribution Date exceeds the Group III Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate principal balance of Group III Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate of the Class Principal Balances of the Group III-B Certificates as of such Distribution Date, and

     (b) cumulative Realized Losses on the Group III Loans allocated to the Group III-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group III-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Group III-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group III-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group III-B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group III-B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for Loan Group III for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for Loan Group III for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for Loan Group III for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for Loan Group III for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group III Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group III Senior Certificates (other than the Class III-P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Certificates below zero, the Group III Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class III-P Certificates will receive the Class III-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class III-P Mortgage Loan.

     GROUP III SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group III Senior Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount"), (b) the Group III Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount") and (c) the Group III Senior Liquidation Amount.

     GROUP III SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Group III Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Group III Senior Liquidation Amount for such Distribution Date.

     GROUP III SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group III Senior Percentage for such date.

     GROUP III SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group III, the excess of 100% over the Group III Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group III-A Certificates has been reduced to zero, then the Group III Subordinate Prepayment Percentage shall equal 100%.

     GROUP III SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (i) the Group III Subordinate Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount"), (ii) the Group III Subordinate Principal Prepayments Distribution Amount and (iii) the Group III Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class III-P Certificates pursuant to clauses (I)(d)(v) and (I)(d)(vi) of the definition of "Certificate Distribution Amount" on such Distribution Date. Any reduction in the Group III Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, clause (A)(i) of this definition, (ii) second, clause
(A)(iii) of this definition and (iii) third, clause (A)(ii) of this definition. On any Distribution Date, the Group III Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Group III-B Certificates and paid in the order of distribution to such Classes pursuant to clause (I)(d) of the definition of "Certificate Distribution Amount", except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group III-B Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Group III Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group III-B Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Group III-B Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group III-B Certificates shall be as follows: Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6.

     GROUP III SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group III Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P Certificates pursuant to clause (I)(d)(i) of the definition of "Certificate Distribution Amount").

     GROUP IV CERTIFICATES: The Group IV-A, Group IV-B, Class IV-P, Class IV-X and Class R Certificates, collectively.

     GROUP IV-A CERTIFICATES: The Class IV-A-1 and Class IV-A-2 Certificates, collectively.

     GROUP IV-B CERTIFICATES: The Class IV-B-1, Class IV-B-2, Class IV-B-3, Class IV-B-4, Class IV-B-5 and Class IV-B-6 Certificates, collectively.

     GROUP IV CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Group IV-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     GROUP IV LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group IV Loans.

     GROUP IV PREMIUM RATE MORTGAGE LOANS: The Group IV Loans having Pass-Through Rates in excess of 6.750% per annum.

     GROUP IV SENIOR CERTIFICATES: The Group IV-A, Class IV-X, Class IV-P and Class R Certificates, collectively.

     GROUP IV SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group IV Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group IV Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IV-P Fraction thereof, with respect to any Class IV-P Mortgage Loan), and (ii) the Group IV Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP IV SENIOR PERCENTAGE: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group IV-A and Class R Certificates divided by the aggregate Class Principal Balance of the Group IV Certificates (less the Class IV-P Principal Balance), in each case immediately prior to the Distribution Date.

     GROUP IV SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group IV Senior Percentage for such Distribution Date exceeds the Group IV Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate principal balance of Group IV Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate of the Class Principal Balances of the Group IV-B Certificates as of such Distribution Date, and

     (b) cumulative Realized Losses on the Group IV Loans allocated to the Group IV-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group IV-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first
          Distribution Date, 35% of the sum of the Class Principal Balances of the Group IV-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group IV-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group IV-B Certificates as of the Cut-Off Date, and
          (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group IV-B Certificates as of the Cut-Off Date,
in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for Loan Group IV for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for Loan Group IV for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for Loan Group IV for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for Loan Group IV for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group IV Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group IV Senior Certificates (other than the Class IV-P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Certificates below zero, the Group IV Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class IV-P Certificates will receive the Class IV-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class IV-P Mortgage Loan.

     GROUP IV SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P Certificates pursuant to clause (I)(e)(i) of the definition of "Certificate Distribution Amount"), (b) the Group IV Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P Certificates pursuant to clause (I)(e)(i) of the definition of "Certificate Distribution Amount") and (c) the Group IV Senior Liquidation Amount.

     GROUP IV SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Group IV Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Group IV Senior Liquidation Amount for such Distribution Date.

     GROUP IV SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group IV Senior Percentage for such date.

     GROUP IV SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group IV, the excess of 100% over the Group IV Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class

Principal Balance of the Group IV-A Certificates has been reduced to zero, then the Group IV Subordinate Prepayment Percentage shall equal 100%.

     GROUP IV SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (i) the Group IV Subordinate Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P Certificates pursuant to clause (I)(e)(i) of the definition of "Certificate Distribution Amount"), (ii) the Group IV Subordinate Principal Prepayments Distribution Amount and (iii) the Group IV Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class IV-P Certificates pursuant to clauses (I)(e)(v) and (I)(e)(vi) of the definition of "Certificate Distribution Amount" on such Distribution Date. Any reduction in the Group IV Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, clause (A)(i) of this definition, (ii) second, clause (A)(iii) of this definition and (iii) third, clause (A)(ii) of this definition. On any Distribution Date, the Group IV Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Group IV-B Certificates and paid in the order of distribution to such Classes pursuant to clause (I)(e) of the definition of "Certificate Distribution Amount" except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group IV-B Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Group IV Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group IV-B Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Group IV-B Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group IV-B Certificates shall be as follows: Class IV-B-1, Class IV-B-2, Class IV-B-3, Class IV-B-4, Class IV-B-5 and Class IV-B-6.

     GROUP IV SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group IV Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P Certificates pursuant to clause (I)(e)(i) of the definition of "Certificate Distribution Amount").

     GROUP V CERTIFICATES: The Group V-A, Group V-B, Class V-X-1 and Class V-X-2 Certificates, collectively.

     GROUP V-A CERTIFICATES: The Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-4 and Class V-A-5 Certificates, collectively.

     GROUP V-B CERTIFICATES: The Class V-B-1, Class V-B-2, Class V-B-3, Class V-B-4, Class V-B-5 and Class V-B-6 Certificates, collectively.

     GROUP V SENIOR CERTIFICATES: The Group V-A, Class V-X-1 and Class V-X-2 Certificates, collectively.

     GROUP V CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Group V-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     GROUP V LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group V Loans.

     GROUP V SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group V Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group V Senior Percentage of the Principal Balance of such Mortgage Loan, and (ii) the Group V Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP V SENIOR PERCENTAGE: With respect to any Distribution Date, the Class Principal Balance of the Group V-A Certificates divided by the aggregate Class Principal Balance of the Group V Certificates, in each case immediately prior to the Distribution Date.

     GROUP V SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group V Senior Percentage for such Distribution Date exceeds the Group V Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate principal balance of Group V Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate of the Class Principal Balances of the Group V-B Certificates as of such Distribution Date, and

     (b) cumulative Realized Losses on the Group V Loans allocated to the Group V-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group V-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Group V-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group V-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group V-B Certificates as of the Cut-Off Date, and
          (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group V-B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group V Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for Loan Group V for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group V Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for Loan Group V for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group V Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for Loan Group V for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group V Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for Loan Group V for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group V Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group V-A Certificates of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Certificates below zero, the Group V Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

     GROUP V SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group V Senior Percentage of the Principal Payment Amount for Loan Group V, (b) the Group V Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group V and (c) the Group V Senior Liquidation Amount.

     GROUP V SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate Liquidation Principal for all Group V Loans which became Liquidated Mortgage Loans during the Prior Period, over the Group V Senior Liquidation Amount for such Distribution Date.

     GROUP V SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group V Senior Percentage for such Distribution Date.

     GROUP V SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group V, the excess of 100% over the Group V Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group V-A Certificates has been reduced to zero, then the Group V Subordinate Prepayment Percentage shall equal 100%.

     GROUP V SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the sum of (i) the Group V Subordinate Percentage of the Principal Payment Amount for Loan Group V, (ii) the Group V Subordinate Principal Prepayments Distribution Amount and (iii) the Group V Subordinate Liquidation Amount. On any Distribution Date, the Group V Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Group V-B Certificates and paid in the order of distribution to such Classes pursuant to clause (I)(f) of the definition of "Certificate Distribution Amount", except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group V-B Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Group V Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group V-B Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Group V-B Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group V-B Certificates shall be as follows: Class V-B-1, Class V-B-2, Class V-B-3, Class V-B-4, Class V-B-5 and Class V-B-6.

     GROUP V SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group V Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group V.

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Certificates, the amount of interest accrued on the respective Class Principal Balance or Class Notional Amount, as applicable, at the related Remittance Rate for such Class during the Prior Period before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss", respectively; provided, however, that in the case of the Class V-A-4 Certificates on or before the Class V-A-4 Accretion Termination Date, such amount shall be reduced by the Class V-A-4 Accrual Amount. The Interest Distribution Amount for the Class P Certificates on any Distribution Date shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

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     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The
Investment Depository shall at all times be an Eligible Institution.

     JUNIOR SUBORDINATE CERTIFICATE : The Class C-B-4, Class C-B-5, Class C-B-6, Class III-B-4, Class III-B-5, Class III-B-6, Class IV-B-4, Class IV-B-5, Class IV-B-6, Class V-B-4, Class V-B-5 and Class V-B-6 Certificates, collectively.

     LENDER: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P Certificates pursuant to clauses (I)(a)(i), (I)(b)(i), (I)(d)(i) and
(I)(e)(i) of the definition of "Certificate Distribution Amount") with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN GROUP: Loan Group I, Loan Group II, Loan Group III, Loan Group IV or Loan Group V, as applicable.

     LOAN GROUP I: The group of Mortgage Loans comprised of the Group I Loans.

     LOAN GROUP II: The group of Mortgage Loans comprised of the Group II Loans.

     LOAN GROUP III: The group of Mortgage Loans comprised of the Group III
Loans.

     LOAN GROUP IV: The group of Mortgage Loans comprised of the Group IV Loans.

     LOAN GROUP V: The group of Mortgage Loans comprised of the Group V Loans.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     MASTER SERVICER: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

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     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee, without recourse" or "U.S. Bank National Association, as Trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

          (ii)   The Buydown Agreement, if applicable;

          (iii)  A Mortgage that is either

          (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "U.S. Bank National Association, as Custodian/Trustee" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

          (2)  a copy of the Mortgage which represents a true and correct

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     reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or
     (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "U.S. Bank National Association, as Custodian/Trustee" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

          (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

          (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)   The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

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          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

          (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

     MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i)  its loan number,

          (ii) the address of the Mortgaged Property,

          (iii)     the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v)  the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii)    the maturity of the Mortgage Note,
          (ix) the Servicing Fee and the Master Servicing Fee, and

          (x) its Loan Group, and with respect to the Group V Loans, whether such Group V Loan is a subgroup V-1 loan or a subgroup V-2 loan, if applicable.

     MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each

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transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE POOL: All of the Mortgage Loans.

     MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: With respect to any Mortgage Loan, any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

     OWNERSHIP INTEREST: With respect to any Residual Certificates, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee

     PASS-THROUGH ENTITY: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

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     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage
Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding principal balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through March 14, 1998, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual and Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

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          (ii) with respect to the Class X Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

          (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

          (i) with respect to any Certificate (other than the Residual and Class X Certificates), the product of (x) ninety-four percent (94%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Certificates referenced in the parenthetical above;

          (ii) with respect to any of the Class X Certificates, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (b)(i) of this definition; and

          (iii)     with respect to the Class R Certificates, zero.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     PRINCIPAL BALANCE: Except as used in Sections 2.02 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan. "Principal Balance" as defined in this paragraph is the "Stated Principal Balance" referred to in the Prospectus.

     For purposes of the definition of Purchase Price and as used in Sections
2.02 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase

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Obligation or as permitted by this Agreement during the Prior Period, and (iii)
any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from such Mortgage Loans and (ii) Payoffs received during the Payoff Period from such Mortgage Loans.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: (i) With respect to losses on Group I Loans or Group II Loans, the allocation of the principal portion of Realized Losses relating to a Group I Loan or Group II Loan to all Classes of Group I, Group II and Group C-B Certificates, other than the Class I-P and Class II-P Certificates, pro rata according to their respective Class Principal Balances (except if the loss is recognized with respect to a Class I-P or Class II-P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the related Class P Certificates, and the remainder of such loss will be allocated as described above), and the allocation of the interest portion of losses pro rata according to the amount of interest accrued but unpaid on each such Class, other than the related Class P Certificates, if applicable, in reduction thereof and then in reduction of their related Class Principal Balances (other than the related Class P Certificates, if applicable) and (ii) with respect to losses on Group III, Group IV or Group V Loans, the allocation of the principal portion of Realized Losses relating to a Mortgage Loan in a given Loan Group to all Classes of Certificates in the related Certificate Group pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which event the applicable Class P Fraction of such loss will first be allocated to the Class P Certificates of the related Certificate Group, if applicable, and then the remainder of such loss will be allocated as described above) and the allocation of the interest portion of Realized Losses to the Certificates in the related Certificate Group pro rata according to the amount of interest accrued but unpaid on each such Class in reduction thereof, and then in reduction of their related Class Principal Balances (other than the related Class P Certificates, if applicable).

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to

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be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     RATING AGENCY: Initially, each of S&P and DCR, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Except for Special Hazard Losses in excess of the combined Special Hazard Coverage for Loan Group I and Loan Group II, Fraud Losses in excess of the combined Fraud Coverage for Loan Group I and Loan Group II and Bankruptcy Losses in excess of the combined Bankruptcy Coverage for Loan Group I and Loan Group II, Realized Losses with respect to the Group I Loans and Group II Loans shall be allocated among the related Certificates Groups (i) for Realized Losses allocable to principal (a) first, to the Class C-B-6 Certificates, until the Class C-B-6 Principal Balance has been reduced to zero, (b) second, to the Class C-B-5 Certificates, until the Class C-B-5 Principal Balance has been reduced to zero, (c) third, to the Class C-B-4 Certificates, until the Class C-B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class C-B-3 Certificates, until the Class C-B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class C-B-2 Certificates, until the Class C-B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class C-B-1 Certificates, until the Class C-B-1 Principal Balance has been reduced to zero and (g) seventh, to the Class I-A-1 or Class II-A-1 Certificates, as applicable, in reduction of their respective Class Principal Balance; provided, however, that if the loss is recognized with respect to a Class I-P Mortgage Loan or Class II-P Mortgage Loan, the Class I-P Fraction or Class II-P Fraction of such loss will first be allocated to the Class I-P Certificates or Class II-P Certificates, as

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applicable, and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest
(a) first, to the Class C-B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-6 Principal Balance, (b) second, to the Class C-B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-5 Principal Balance, (c) third, to the Class C-B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-4 Principal Balance, (d) fourth, to the Class C-B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-3 Principal Balance, (e) fifth, to the Class C-B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-2 Principal Balance, (f) sixth, to the Class C-B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-1 Principal Balance, and (g) seventh, to the Class I-A-1 and Class I-X Certificates or the Class II-A-1 and Class II-X Certificates, as applicable, pro rata according to accrued but unpaid interest on such Classes of Certificates and then in reduction of the Class Principal Balance of such Certificates (in the case of the Class I-A-1 and Class II-A-1 Certificates). In the case of clause (i)(g) and (ii)(g) of this paragraph, losses on Group I Loans will only be allocated to the Group I Certificates and losses on Group II Loans will only be allocated to the Group II Certificates.

     Except for Special Hazard Losses in excess of Group III Special Hazard Coverage, Fraud Losses in excess of Group III Fraud Coverage and Bankruptcy Losses in excess of Group III Bankruptcy Coverage, Realized Losses with respect to the Group III Loans shall be allocated among the Group III Certificates (i) for Realized Losses allocable to principal (a) first, to the Class III-B-6 Certificates, until the Class III-B-6 Principal Balance has been reduced to zero, (b) second, to the Class III-B-5 Certificates, until the Class III-B-5 Principal Balance has been reduced to zero, (c) third, to the Class III-B-4 Certificates, until the Class III-B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class III-B-3 Certificates, until the Class III-B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class III-B-2 Certificates, until the Class III-B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class III-B-1 Certificates, until the Class III-B-1 Principal Balance has been reduced to zero, and (g) seventh, to the Group III-A Certificates pro rata, according to their Class Principal Balances in reduction thereof; provided, however, that if the loss is recognized with respect to a Class III-P Mortgage Loan, the Class III-P Fraction of such loss will first be allocated to the Class III-P Certificates and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class III-B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-B-6 Principal Balance, (b) second, to the Class III-B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-B-5 Principal Balance, (c) third, to the Class III-B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-B-4 Principal Balance, (d) fourth, to the Class III-B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-B-3 Principal Balance, (e) fifth, to the Class III-B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in

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

reduction of the Class III-B-2 Principal Balance, (f) sixth, to the Class III-B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-B-1 Principal Balance, and (g) seventh, to the Group III-A and Class III-X Certificates pro rata according to accrued but unpaid interest on such Classes of Certificates and then in reduction of the Class Principal Balance of the Group III-A Certificates pro rata, according to their Class Principal Balances.

     Except for Special Hazard Losses in excess of Group IV Special Hazard Coverage, Fraud Losses in excess of Group IV Fraud Coverage and Bankruptcy Losses in excess of Group IV Bankruptcy Coverage, Realized Losses with respect to the Group IV Loans shall be allocated among the Group IV Certificates (i) for Realized Losses allocable to principal (a) first, to the Class IV-B-6 Certificates, until the Class IV-B-6 Principal Balance has been reduced to zero,
(b) second, to the Class IV-B-5 Certificates, until the Class IV-B-5 Principal Balance has been reduced to zero, (c) third, to the Class IV-B-4 Certificates, until the Class IV-B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class IV-B-3 Certificates, until the Class IV-B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class IV-B-2 Certificates, until the Class IV-B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class IV-B-1 Certificates, until the Class IV-B-1 Principal Balance has been reduced to zero, and (g) seventh, to the Group IV-A Certificates pro rata, according to their Class Principal Balances in reduction of their respective Class Principal Balances; provided, however, that if the loss is recognized with respect to a Class IV-P Mortgage Loan, the Class IV-P Fraction of such loss will first be allocated to the Class IV-P Certificates and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class IV-B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-6 Principal Balance, (b) second, to the Class IV-B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-5 Principal Balance, (c) third, to the Class IV-B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-4 Principal Balance, (d) fourth, to the Class IV-B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-3 Principal Balance, (e) fifth, to the Class IV-B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-2 Principal Balance, (f) sixth, to the Class IV-B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-B-1 Principal Balance, and (g) seventh, to the Group IV-A and Class IV-X Certificates pro rata according to accrued but unpaid interest on such Classes of Certificates and then in reduction of the Class Principal Balances of the Group IV-A Certificates pro rata, according to their Class Principal Balances.

     Except for Special Hazard Losses in excess of Group V Special Hazard Coverage, Fraud Losses in excess of Group V Fraud Coverage and Bankruptcy Losses in excess of Group V Bankruptcy Coverage, Realized Losses with respect to the Group V Loans shall be allocated among the Group V Certificates (i) for Realized Losses allocable to principal (a) first, to the Class V-B-6 Certificates, until the Class V-B-6 Principal Balance has been reduced to zero, (b) second, to the Class V-B-5 Certificates, until the Class V-B-5 Principal Balance has been reduced to zero, (c) third, to the Class V-B-4 Certificates, until the Class V-B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class V-B-3 Certificates, until the Class V-B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class V-B-2 Certificates, until the Class V-B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class V-B-1 Certificates, until the Class V-B-1 Principal Balance has been reduced to zero, (g) seventh, to the Group V-A

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

Certificates pro rata, according to their Class Principal Balances in reduction of their respective Class Principal Balances; and (ii) for Realized Losses allocable to interest (a) first, to the Class V-B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-6 Principal Balance, (b) second, to the Class V-B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-5 Principal Balance, (c) third, to the Class V-B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-4 Principal Balance, (d) fourth, to the Class V-B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-3 Principal Balance, (e) fifth, to the Class V-B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-2 Principal Balance, (f) sixth, to the Class V-B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class V-B-1 Principal Balance, (g) seventh, to the Group V-A, Class V-X-1 and Class V-X-2 Certificates pro rata according to accrued but unpaid interest on such Classes of Certificates and then in reduction of the Class Principal Balances of the Group V-A Certificates pro rata, according to their Class Principal Balances.

     Special Hazard Losses on Group I Loans and Group II Loans in excess of the combined Special Hazard Coverage for Group I Loans and Group II Loans, Fraud Losses on Group I Loans and Group II Loans in excess of the combined Fraud Coverage for Group I Loans and Group II Loans, and Bankruptcy Losses on Group I Loans and Group II Loans in excess of the combined Bankruptcy Coverage for Group I Loans and Group II Loans shall be allocated among the Group I, Group II and Group C-B Certificates by Pro Rata Allocation.

     Special Hazard Losses on Group III Loans in excess of the Group III Special Hazard Coverage, Fraud Losses on Group III Loans in excess of the Group III Fraud Coverage, and Bankruptcy Losses on Group III Loans in excess of the Group III Bankruptcy Coverage shall be allocated among the Group III Certificates by Pro Rata Allocation.

     Special Hazard Losses on Group IV Loans in excess of the Group IV Special Hazard Coverage, Fraud Losses on Group IV Loans in excess of the Group IV Fraud Coverage, and Bankruptcy Losses on Group IV Loans in excess of the Group IV Bankruptcy Coverage shall be allocated among the Group IV Certificates by Pro Rata Allocation.

     Special Hazard Losses on Group V Loans in excess of the Group V Special Hazard Coverage, Fraud Losses on Group V Loans in excess of the Group V Fraud Coverage, and Bankruptcy Losses on Group V Loans in excess of the Group V Bankruptcy Coverage shall be allocated among the Group V Certificates by Pro Rata Allocation.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group I, Group II and Group C-B Certificates exceeds the aggregate principal balance of the Group I Loans and Group II Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Distribution Amount for Loan Group I and Loan Group II, and all

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

losses in respect of each such Mortgage Loan that have been allocated to Certificates, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group C-B Certificates, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group III Certificates exceeds the aggregate principal balance of the Group III Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Distribution Amount for Loan Group III, and all losses in respect of each such Mortgage Loan that have been allocated to Certificates, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group III-B Certificates, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group IV Certificates exceeds the aggregate principal balance of the Group IV Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Distribution Amount for Loan Group IV, and all losses in respect of each such Mortgage Loan that have been allocated to Certificates, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group IV-B Certificates, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group V Certificates exceeds the aggregate principal balance of the Group V Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Distribution Amount for Loan Group V, and all losses in respect of each such Mortgage Loan that have been allocated to Certificates, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group V-B Certificates, in reduction of the Class Principal Balance thereof.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REFERENCE BANKS: Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for one-month United States dollar-denominated deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United
States dollar-denominated deposits.

     REGULAR INTEREST CERTIFICATES: The Certificates (other than the Class R Certificates).

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESIDUAL CERTIFICATES: The Class R Certificates, which are being issued in a single class. The Class R Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Trust Fund, for purposes of
Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, any portion of the Available Distribution Amount for a Loan Group remaining after all distributions to the related Certificates and Class R Certificates. Upon termination of the obligations created by this Agreement and the Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the Certificates of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E

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

hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders and (b) any other similar contract providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Group I Certificates, the Group II Certificates, the Group III Senior Certificates, the Group IV Senior Certificates and the Group V Senior Certificates, collectively.

     SENIOR SUBORDINATE CERTIFICATES: The Subordinate Certificates other than the Junior Subordinate Certificates.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SPECIAL HAZARD COVERAGE: With respect to each of (i) Loan Group I and Loan Group II, (ii) Loan Group III, (iii) Loan Group IV and (v) Loan Group V, the Special Hazard Coverage Initial Amount for such Loan Group (or Loan Groups) less Special Hazard Losses allocated to the Certificates in the related Certificate Group (or Certificate Groups in the case of the Special Hazard Coverage for Loan Group I and Loan Group II) and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in the related Loan Group (or Loan Groups) located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans in the related Loan Group (or Loan Groups) and (c) twice the unpaid principal balance of the largest single Mortgage Loan in the related Loan Group (or Loan Groups), in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates in the related Certificate Group (or the related Certificate Groups in the case of the Special Hazard Coverage for Loan Group I and Loan Group II) since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

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

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: With respect to Loan Group I and Loan Group II, $2,797,971, with respect to Loan Group III, $2,520,000, with respect to Loan Group IV, $4,831,365 and with respect to Loan Group V, $4,477,643.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:


                 Distribution Date Occurring In       Step Down Percentage
                --------------------------------      --------------------
                March 1998 through February 2003              0%
                March 2003 through February 2004              30%
                March 2004 through February 2005              40%
                March 2005 through February 2006              60%
                March 2006 through February 2007              80%
                March 2007 and thereafter                    100%


     STRIPPED INTEREST RATE: For each Group I Loan and Group II Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 7.000%, for each Group III Loan and Group IV Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.750% and for each Group V Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.625%.

     SUBORDINATE CERTIFICATES: The Group C-B, Group III-B, Group IV-B and Group V-B Certificates, collectively.

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

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Group C-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Group C-B Certificates shall be subordinate in right of payment to the Class C-B-6 Certificates) by the aggregate Class Principal Balances of the Group I, Group II and Group C-B Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group I Loans and the Group II Loans on such date. On any specified date, with respect to any of the Group III-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Group III-B Certificates shall be subordinate in right of payment to the Class III-B-6 Certificates) by the aggregate Class Principal Balances of the Group III Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group III Loans on such date. On any specified date, with respect to any of the Group IV-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Group IV-B Certificates shall be subordinate in right of payment to the Class IV-B-6 Certificates) by the aggregate Class Principal Balances of the Group IV Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group IV Loans on such date. On any specified date, with respect to any of the Group V-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Group V-B Certificates shall be subordinate in right of payment to the Class V-B-6 Certificates) by the aggregate Class Principal Balances of the Group V Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group V Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of Section 2.02.

     TAX MATTERS PERSON: A Holder of the Class R Certificate holding a Certificate having an Authorized Denomination of at least 0.01% or any Permitted Transferee of such Class R Certificate designated as succeeding to the position of Tax Matters Person with respect to the Trust Fund in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R Certificate. If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

     TERMINATION PAYMENT: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

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

     TRANSFER: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     TRANSFEREE AFFIDAVIT AND AGREEMENT: An affidavit and agreement in the form attached hereto as Exhibit J.

     TRUST: The segregated pool of assets consisting of the Trust Fund conveyed in trust to the Trustee for the benefit of the Certificateholders pursuant to
Section 2.01, with respect to which a separate REMIC election is to be made.

     TRUST FUND: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     TRUSTEE: U.S. Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: With respect to a Loan Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage Loans in the related Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans in the related Loan Group over (ii) Compensating Interest with respect to such Loan Group.

     UNDERWRITING STANDARDS: The underwriting standards of the Company, Homeside Lending, Inc., PHH Mortgage Services Corporation, Headlands Mortgage Company, First Chicago NBD Mortgage Company, Ohio Savings Bank, GMAC Mortgage Corporation

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

of PA, Western Financial Savings Bank, FSB, National City Mortgage Co., Countrywide Home Loans, Inc., Old Kent Mortgage Company, SunAmerica Life Insurance Company, Chase Manhattan Mortgage Corporation and PNC Mortgage Corp. of America.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.


                               ARTICLE II


      CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                   ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. A trust (the "Trust") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificates. The purpose of the Trust is to hold the Trust Fund and provide for the issuance, execution and delivery of the Certificates. The assets of the Trust shall consist of the Trust Fund. The Trust shall be irrevocable.

     The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be kept in the Trust. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of the Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the Certificates, without recourse, all the Company's right, title and interest in and to the Trust Fund,

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including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the Trust created hereby and accepts delivery of the Trust Fund on behalf of the Trust and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

     (I) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in (i), (ii) and (iii) below: (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves, and all money or other property held therein; and (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

     (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

     (III) All cash and non-cash proceeds of the collateral described in (I) and
(II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated

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securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files for the Mortgage Loans, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agencies submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in such Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) relating to a Mortgage Loan cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such

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original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Trust Fund, elect to treat the Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Trust Fund are hereby designated

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as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class
R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Trust Fund to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the Certificates and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code and not paid by the Company

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pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the Certificates. The Trustee agrees, for the benefit of the Holders of the Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company,

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reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other

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    matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

        (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

        (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days; provided, however, that (A) as many as three Group I Loans are up to 60 days delinquent as of the Cut-Off Date and two of such Mortgage Loans were delinquent up to seven times during the 12 months preceding the Cut-Off Date and such delinquency lasted in one case more then 60 consecutive days and (B) as many as six Group I Loans (other than the Group I Loans referenced in clause (A)) were delinquent between four and eight times during the 12 months preceding the Cut-Off Date and each such delinquency lasted no more than 60 consecutive days;

        (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

        (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

        (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

        (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

        (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

         (x)  As of the Closing Date, each Mortgage Loan (except the
     Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the

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     originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

        (xi) Except for (A) 35 Group I Loans representing 1.9% (by Principal Balance) of the Group I Loans, (B) 11 Group II Loans representing 2.7% (by Principal Balance) of the Group II Loans, (C) one Group III Loan with an aggregate Principal Balance (as of the Cut-Off Date) of approximately $263,340 and (D) 0.8% of the Group IV Loans (by Principal Balance), as of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

        (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract (except for the Mortgage Loans specified in Section 2.03(xi) as not having Primary Insurance Policies) have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

        (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

        (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

        (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

        (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

        (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or

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     planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

        (xviii)   Approximately 0.1% (by Principal Balance) of the Group V
     Loans are Buydown Loans, and none of the Group I, Group II, Group III and Group IV Loans are Buydown Loans;

        (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 74.2% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.7% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 23.1% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 74.8% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 4.7% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 20.5% (by Principal Balance) of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 92.7% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 3.9% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 3.4% (by Principal Balance) of the Group III Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 97.9% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.7% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.4% (by Principal Balance) of the Group IV Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 94.9% (by Principal Balance) of the Group V Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.8% (by Principal Balance) of the Group V Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 3.3% (by Principal Balance) of the Group V Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and as of the Cut-Off Date, none of the Group I, Group II, Group III, Group IV Loans will be secured by interests in Cooperative Apartments and 1 of the Group V Loans representing approximately 0.1% (by Principal Balance) of the Group V Loans will be secured by interests in Cooperative Apartments;

        (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

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          (xxi)     The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiii)   The Company used no adverse selection procedures in
     selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

          (xxiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xxv) Each Cooperative Loan is secured by a valid, subsisting and enforceable (except as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity) perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

          (xxvi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage
     Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

          (xxvii)   As of the date of origination, based upon an appraisal of
     the Mortgaged Property securing each Mortgage Loan, approximately 89.7% (by Principal Balance) of the Group I Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 10.3% (by Principal Balance) of the Group I Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 86.7% (by Principal Balance) of the Group II Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 13.3% (by Principal Balance) of the Group II Loans had a Loan-to-Value Ratio greater than 80% but less

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

     than or equal to 95% and no Group II Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 97.3% (by Principal Balance) of the Group III Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 2.7% (by Principal Balance) of the Group III Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group III Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 99.2% (by Principal Balance) of the Group IV Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 0.8% (by Principal Balance) of the Group IV Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group IV Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 88.9% (by Principal Balance) of the Group V Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 11.1% (by Principal Balance) of the Group V Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group V Loan had a Loan-to-Value Ratio at origination greater than 95%;

          (xxviii) Approximately 49.5% (by Principal Balance) of the Group I Loans, approximately 47.3% (by Principal Balance) of the Group II Loans, approximately 67.6% (by Principal Balance) of the Group III Loans, approximately 67.0% (by Principal Balance) of the Group IV Loans and approximately 59.0% (by Principal Balance) of the Group V Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings and approximately 50.5% (by Principal Balance) of the Group I Loans, approximately 52.7% (by Principal Balance) of the Group II Loans, approximately 32.4% (by Principal Balance) of the Group III Loans, approximately 33.0% (by Principal Balance) of the Group IV Loans and approximately 41.0% (by Principal Balance) of the Group V Loans were originated for the purpose of purchasing the Mortgaged Property;

          (xxix) Not less than approximately 42.4%, 34.2%, 73.3%, 100% and 84.8% (by Principal Balance) of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans, respectively, were originated under full documentation programs;

          (xxx)     Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations
     Section 1.860G-2(a)(1).

     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such

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substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.04. ACKNOWLEDGMENT OF TRANSFER OF TRUST FUND; AUTHENTICATION OF THE CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Trust Fund, the Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Trust Fund and relating to the Mortgage Loans.

                                   ARTICLE III

             ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any

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Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any related delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Certificateholders, and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause the REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof.

     In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals,

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default management and brokerage servicers that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefore and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained by each Servicer under the Master Servicer's supervision Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to Section 4.01 of this Agreement.

     Section 3.03.    THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.(a)
Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account, at the Master Servicer's option, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the Due Date prior to

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

     such Withdrawal Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicers in the Prior Period.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section
3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  THE CERTIFICATE ACCOUNT.

     (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

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

     (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith.

     Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT, THE INVESTMENT ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
     3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vi) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts specified in Section 3.04(a); and

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

     after making or providing for the above withdrawals

          (vii) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to
     Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and
(ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I established by any Servicer of the following amounts of Buydown Funds:

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer shall use its best reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination), unless required by applicable law.

     Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer to cancel or refuse to renew, any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder;

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

provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a

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

qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause the REMIC to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that

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such expenses will be recoverable to it through Liquidation Proceeds. The
Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code (or under the law of any state in which real property securing a Mortgage Loan owned by the Trust Fund is located) or cause the Trust Fund to fail to qualify as a REMIC for federal income tax purposes (or for state tax purposes under the law of any state in which real property securing a Mortgage Loan owned by the Trust Fund is located) at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to

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payments of interest or original issue discount in the case of a
Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the

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applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall provide such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Trust Fund's security interest in the Mortgaged Property.

     Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

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     Section 3.15.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04,
Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and
(ii) such other exceptions as are set forth in such statement.

     Section 3.16.  [RESERVED]

     Section 3.17.  [RESERVED.]

     Section 3.18.  [RESERVED.]

     Section 3.19.  [RESERVED.]

     Section 3.20. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Master Servicer, or any successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

                               ARTICLE IV


            PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES


     Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS.

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i)

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withdraw from the Certificate Account, the Available Distribution Amount for
such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Available Distribution Amount, the Certificate Distribution Amount to the Certificateholders and (ii) distribute Excess Liquidation Proceeds to the Class R Certificateholders, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificates and of any Certificates issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificates upon the termination of the Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c) or Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds or Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

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     Upon request by any Certificateholder or the Trustee, the Master
Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

          (c) The amount of the Special Hazard Coverage for each of (i) the Group I Loans and the Group II Loans, (ii) the Group III Loans, (iii) the Group IV Loans and (iv) the Group V Loans available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of the Bankruptcy Coverage for each of (i) the Group I Loans and the Group II Loans, (ii) the Group III Loans, (iii) the Group IV Loans and (iv) the Group V Loans available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of the Fraud Coverage for each of (i) the Group I Loans and the Group II Loans, (ii) the Group III Loans, (iii) the Group IV Loans and (iv) the Group V Loans available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (f) The amount of Realized Losses incurred in respect of each Loan Group allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments; provided that, with respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.03 with respect to such Balloon Loan in an amount equal to one month's interest on the

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unpaid principal balance at the applicable Pass-Through Rate for each
Distribution Date. The Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest in respect of the Mortgage Loans, stated separately. In the event that full scheduled amounts of principal and interest in respect of the Mortgage Loans shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

     (b) Prior to Noon New York City time on the Business Day prior to each Distribution

                                      97
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Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "Certificate Distribution Amount" and
Section 4.01 hereof and other related definitions set forth in Article I hereof).

     Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and
(iv) of this Agreement.

                                   ARTICLE V

                              THE CERTIFICATES

     Section 5.01.  THE CERTIFICATES.

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section
2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

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     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
          Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

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

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii)     (A)  If any "disqualified organization" (as defined in
     Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate,

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

          to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agencies to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi) The following legend shall appear on all Residual Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1)

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

     SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING,
     (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
     (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Tax Matters Person for the Trust Fund, while not a Disqualified Organization, shall be the tax matters person for the REMIC comprised of the Trust Fund within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d) In the case of any Class B or Residual Certificates presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B Certificate is an

"insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) Transfers of the Junior Subordinate Certificates may be made in accordance with this Section 5.01(f). To effectuate a Certificate transfer of a Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the

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

Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances, initial Component Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate to the Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Tom Bowen, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

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     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust Fund (or with respect to the Class R Certificates, the residual ownership interests in the Trust Fund) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be

                                      105
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entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified

Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Tom Bowen, is initially designated for said purposes.

                                      107
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                                ARTICLE VI

                 The Company and the Master Servicer


     Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein..

     Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY, OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. THE COMPANY AND THE MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not

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resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

     If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

                                  ARTICLE VII

                                    DEFAULT

     Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

               (i) Any failure by the Master Servicer to deposit into the Certificate Account any payment required to be deposited therein under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

               (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

               (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency,

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     readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

               (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to

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

the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this
Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

               (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

               (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

               (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Trust Fund may take

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certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                             ARTICLE VIII

                        CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such

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

duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

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

     Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

     Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master

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

Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Company shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agencies. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent

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

jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee shall be borne by the Trustee, and any expenses associated with the removal of the Trustee shall be borne by the Master Servicer.

     Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into

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

which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

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

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section
8.05 if paid by the Trustee.

     Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01 and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                              ARTICLE IX

                              TERMINATION

     Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause
(i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

     In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust Fund or repurchase the Mortgage Loans under this
Section 9.01.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"), (ii) the amount of such final payment (the "Termination Payment") and
(iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

     (a) In the event the Company repurchases the Mortgage Loans and exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Company, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or
(ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Company, on behalf of the Trust Fund; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. TRUST IRREVOCABLE. Except as expressly provided herein, the trust created hereby is irrevocable.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     Section 10.01. AMENDMENT.

     (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Trust Fund, or to assure the conveyance to the Trustee of any property included in the Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause
(iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Trust Fund, or
(iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the

Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (c) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (d) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P and (e) in the case of DCR, 55 E. Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: Residential Mortgages, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by DCR. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate

Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. NOTICES AND COPIES TO RATING AGENCIES.

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and
(viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

          (i)  any amendment of this Agreement pursuant to Section 10.01;

          (ii) the appointment of a successor Trustee pursuant to Section 8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to
     Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        PNC MORTGAGE SECURITIES CORP.

(SEAL)

                                        By: /s/ Michael A. Aaknes
                                           ----------------------------
                                               Michael A. Aaknes
Attest:                                Its: Assistant Vice President


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as TRUSTEE
(SEAL)

                                        By: /s/ C. Hatfield
                                            ----------------------------
Attest:                                Its: Vice President

                        ACKNOWLEDGEMENT OF CORPORATION

STATE OF ILLINOIS   )

                              )  SS.
COUNTY OF LAKE      )

     On this ___ day of September, 1997 before me, a Notary Public in and for said State, personally appeared , known to me to be the of PNC MORTGAGE SECURITIES CORP.-, one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

                                    ________________________________________

                                    Notary Public
(SEAL)

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

                           CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA       )
                                   )   SS.
COUNTY OF ___________         )

     On this ____ day of November, 1997 before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               Signature ______________________________________________ (SEAL)

                        (Page Intentionally Left Blank)

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

                                                                Exhibit A-I-A-1
                                                             CUSIP [          ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                 Portion of the Class I-A-1 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $__________________________________________

Class I-A-1 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date:  March 25, 2028

Class I-A-1 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.

                                  Registered Owner

                                                                Exhibit A-C-B-1
                                                                CUSIP [       ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class C-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

     IN THE CASE OF ANY CLASS C-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2             Portion of the Class C-B-1 Principal Balance as of the
                          Cut-Off Date Evidenced by this Certificate:
                          $_________________________________________

Class C-B-1 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-1 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________

                                  Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-B-2
                                                   CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE
                                    Class C-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2             Portion of the Class C-B-2 Principal Balance as of the
                          Cut-Off Date Evidenced by this Certificate:
                          $_________________________________________

Class C-B-2 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-2 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-B-3
                                                                 CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE
                                    Class C-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class C-B-3 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class C-B-3 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-3 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-C-B-4
                                                                CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2             Portion of the Class C-B-4 Principal Balance as of the
                          Cut-Off Date Evidenced by this Certificate:
                          $__________________________________________

Class C-B-4 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-4 Principal Balance
as of the Cut-Off Date:   $[                        ]

                             __________________
                             Registered Owner
                         Certificate No. _________

                                                                 Exhibit A-C-B-5
                                                                 CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class C-B-5 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $____________________________________________

Class C-B-5 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-5 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________

                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-C-B-6
                                                                CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2             Portion of the Class C-B-6 Principal Balance as of the
                          Cut-Off Date Evidenced by this Certificate:
                          $__________________________________________

Class C-B-6 Remittance Rate:   7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class C-B-6 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________

                                  Registered Owner
                              Certificate No. _________

                                                                  Exhibit A-I-X
                                                                  CUSIP [     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class I-X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-2                Portion of the Class I-X Notional Amount as of the
                             Cut-Off Date Evidenced by this Certificate:
                             $_________________________________________

Class I-X Remittance Rate:   7.000% applied to the Class I-X Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class I-X Principal Balance
as of the Cut-Off Date:   $0.00

Class I-X Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                  Exhibit A-I-P
                                                                  CUSIP [     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class I-P

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-2              Portion of the Class I-P Principal Balance as of the
                           Cut-Off Date evidenced by this Certificate:
                           $___________________________________________

Class I-P Remittance Rate: 0.00%

Cut-Off Date: February 1, 1998

First Distribution Date: February 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class I-P Principal Balance as of the Cut-Off Date:

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-II-A-1
                                                               CUSIP [        ]


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is      %, and the amount of OID attributable to the short
period is not more than $            per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2               Portion of the Class II-A-1 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $__________________________________________

Class II-A-1 Remittance Rate: 7.000%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: February 25, 2013

Class II-A-1 Principal Balance as of the Cut-Off Date:

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-II-P
                                                                CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-P

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-2             Portion of the Class II-P Principal Balance as of the
                          Cut-Off Date evidenced by this Certificate:
                          $_____________________________________________

Class II-P Remittance Rate: 0.00%

Cut-Off Date: February 1, 1998

First Distribution Date: February 25, 1998

Last Scheduled Distribution Date: February 25, 2013

Class II-P Principal Balance as of the Cut-Off Date:

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-II-X
                                                                CUSIP [       ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-2               Portion of the Class II-X Notional Amount as of the
                            Cut-Off Date Evidenced by this Certificate:
                            $_________________________________________

Class II-X Remittance Rate:   7.000% applied to the Class II-X Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: February 25, 2013

Class II-X Principal Balance
as of the Cut-Off Date:   $0.00

Class II-X Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                              Exhibit A-III-A-1
                                                              CUSIP [         ]


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-1 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-1 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date:  March 25, 2013

Class III-A-1 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-2
                                                               CUSIP [        ]


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-2 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-2 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-2 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-3
                                                               CUSIP [        ]


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-3 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-3 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-3 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-4
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-4 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-4 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-4 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-5
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2               Portion of the Class III-A-5 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $__________________________________________

Class III-A-5 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-5 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-6
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-6 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-6 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-6 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-7
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2              Portion of the Class III-A-7 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-7 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-A-7 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                               Exhibit A-III-B-1
                                                   CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class III-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2           Portion of the Class III-B-1 Principal Balance as of the
                        Cut-Off Date Evidenced by this Certificate:
                        $_________________________________________

Class III-B-1 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-1 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-III-B-2
                                                   CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class III-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2          Portion of the Class III-B-2 Principal Balance as of the
                       Cut-Off Date Evidenced by this Certificate:
                       $_________________________________________

Class III-B-2 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-2 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                              Exhibit A-III-B-3
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class III-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2          Portion of the Class III-B-3 Principal Balance as of the
                       Cut-Off Date Evidenced by this Certificate:
                       $_________________________________________

Class III-B-3 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-3 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                              Exhibit A-III-B-4
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class III-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2               Portion of the Class III-B-4 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $_________________________________________

Class III-B-4 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-4 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                              Exhibit A-III-B-5
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class III-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2               Portion of the Class III-B-5 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $_________________________________________

Class III-B-5 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-5 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                              Exhibit A-III-B-6
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS III-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class III-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2               Portion of the Class III-B-6 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $_________________________________________

Class III-B-6 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-B-6 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-III-X
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2              Portion of the Class III-X Notional Amount as of the
                           Cut-Off Date Evidenced by this Certificate:
                           $_________________________________________

Class III-X Remittance Rate:   6.750% applied to the Class III-X Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-X Principal Balance
as of the Cut-Off Date:   $0.00

Class III-X Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-III-P
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE
                                    Class III-P

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2             Portion of the Class III-P Principal Balance as of the
                          Cut-Off Date evidenced by this Certificate:
                          $_________________________________________

Class III-P Remittance Rate: 0.00% $

Cut-Off Date: February 1, 1998

First Distribution Date: February 25, 1998

Last Scheduled Distribution Date: March 25, 2013

Class III-P Principal Balance as of the Cut-Off Date:

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-IV-A-1
                                                              CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class IV-A-1 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class IV-A-1 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date:   December 25, 2027

Class IV-A-1 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                               Exhibit A-IV-A-2
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is     %, and the amount of
OID attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2               Portion of the Class IV-A-2 Principal Balance as of
                            the Cut-Off Date Evidenced by this Certificate:
                            $__________________________________________

Class IV-A-2 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-A-2 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                    Cede & Co.

                                 Registered Owner

                                                               Exhibit A-IV-B-1
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class IV-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class IV-B-1 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class IV-B-1 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-1 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-IV-B-2
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class IV-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class IV-B-2 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class IV-B-2 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-2 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-IV-B-3
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
    %, and the amount of OID attributable to the short period is not more than $
           per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class IV-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class IV-B-3 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class IV-B-3 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-3 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-IV-B-4
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class IV-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2           Portion of the Class IV-B-4 Principal Balance as of the
                        Cut-Off Date Evidenced by this Certificate:
                        $_________________________________________

Class IV-B-4 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-4 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-IV-B-5
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class IV-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2           Portion of the Class IV-B-5 Principal Balance as of the
                        Cut-Off Date Evidenced by this Certificate:
                       $_________________________________________

Class IV-B-5 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-5 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-IV-B-6
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IV-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS IV-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class IV-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2           Portion of the Class IV-B-6 Principal Balance as of the
                        Cut-Off Date Evidenced by this Certificate:
                       $_________________________________________

Class IV-B-6 Remittance Rate:   6.750%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-B-6 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-IV-X
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class IV-X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2                Portion of the Class IV-X Notional Amount as of the
                             Cut-Off Date Evidenced by this Certificate:
                             $_________________________________________

Class IV-X Remittance Rate:   6.750% applied to the Class IV-X Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-X Principal Balance
as of the Cut-Off Date:   $0.00

Class IV-X Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-IV-P
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE
                                     Class IV-P

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 210% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2             Portion of the Class IV-P Principal Balance as of the
                          Cut-Off Date evidenced by this Certificate:
                          $_________________________________________

Class IV-P Remittance Rate: 0.00%  $

Cut-Off Date: February 1, 1998

First Distribution Date: February 25, 1998

Last Scheduled Distribution Date: December 25, 2027

Class IV-P Principal Balance as of the Cut-Off Date:

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-V-A-1
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625%. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is      %, and the amount of OID
attributable to the short period is not more than $            per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class V-A-1 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class V-A-1 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-A-1 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                                 Exhibit A-V-A-2
                                                              CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625%. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is      %, and the amount of OID
attributable to the short period is not more than $            per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class V-A-2 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class V-A-2 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-A-2 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                                Exhibit A-V-A-3
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625%. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is      %, and the amount of OID
attributable to the short period is not more than $            per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class V-A-3 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class V-A-3 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-A-3 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                    Cede & Co.
                                  Registered Owner

                                                                Exhibit A-V-A-4
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625%. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is      %, and the amount of OID
attributable to the short period is not more than $            per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class V-A-4 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class V-A-4 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-A-4 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                                Exhibit A-V-A-5
                                                             CUSIP [          ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625%. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is      %, and the amount of OID
attributable to the short period is not more than $            per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-2                Portion of the Class V-A-5 Principal Balance as of
                             the Cut-Off Date Evidenced by this Certificate:
                             $__________________________________________

Class V-A-5 Remittance Rate:     6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-A-5 Principal Balance
as of the Cut-Off Date:   $[                      ]


                                     Cede & Co.
                                  Registered Owner

                                                                Exhibit A-V-B-1
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class V-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2             Portion of the Class V-B-1 Principal Balance as of the
                          Cut-Off Date Evidenced by this Certificate:
                          $_________________________________________

Class V-B-1 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-1 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-V-B-2
                                                 CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class V-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class V-B-2 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-B-2 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-2 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-V-B-3
                                                  CUSIP [                     ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
%, and the amount of OID attributable to the short period is not more than
$            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class V-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class V-B-3 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-B-3 Remittance Rate: 6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-3 Principal Balance
as of the Cut-Off Date:   $[                     ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-V-B-4
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class V-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class V-B-4 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-B-4 Remittance Rate:   6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-4 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-V-B-5
                                                     CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class V-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class V-B-5 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-B-5 Remittance Rate:   6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-5 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-V-B-6
                                                    CUSIP [                   ]


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is     %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS V-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS V-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class V-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-2            Portion of the Class V-B-6 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-B-6 Remittance Rate:   6.625%

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-B-6 Principal Balance
as of the Cut-Off Date:   $[                        ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                Exhibit A-V-X-1
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-X-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2            Portion of the Class V-X-1 Notional Amount as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-X-1 Remittance Rate:   6.625% applied to the Class V-X-1 Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class V-X-1 Principal Balance
as of the Cut-Off Date:   $0.00

Class V-X-1 Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-V-X-2
                                                                           CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class V-X-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is       %, and the amount
of OID attributable to the short period is not more than $             per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-2            Portion of the Class V-X-2 Notional Amount as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________

Class V-X-2 Remittance Rate:   6.625% applied to the Class V-X-2 Notional Amount

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998
Last Scheduled Distribution Date: March 25, 2028

Class V-X-2 Principal Balance
as of the Cut-Off Date:   $0.00

Class V-X-2 Notional Amount
as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                      Exhibit B
                                                                          CUSIP


                         MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1998-2            Percentage Interest evidenced by this Class R
                         Certificate in the distributions to be made with respect to the Class R Certificate:__________________
                         ________________%

Class R Remittance Rate: 6.750%.  Additionally the
Class R Certificates are entitled to Excess
Liquidation Proceeds and the Residual Distribution
Amount as defined in the Pooling Agreement.

Cut-Off Date:   February 1, 1998

First Distribution Date:   March 25, 1998

Last Scheduled Distribution Date: March 25, 2028

Class R Principal Balance as of the Cut-Off Date:   $50.00

                                  __________________
                                   Registered Owner
                              Certificate No. _________

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998
                                                                      EXHIBIT D
 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1



                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085747     SCHNEIDER, MATTHEW         3 HOMESTEAD ROAD           SIMSBURY           CT     6092       $225,212.05
  600085778     GENOVESIO, MICHAEL D       79  JOSEPH CIRCLE          HADDAM             CT     6441       $187,210.82
  600085782     SCALIA, ANTHONY            200 CLAYHOR AVENUE         TRAPPE             PA     19426      $150,807.64
  600085790     CHAWLA, GOPAL R            142 MOUNT PLEASANT A       ROCKAWAY           NJ     7866       $197,989.73
  600085805     UYESATO, ANDREW M          5325   VILLA MALLORCA P    CAMARILLO          CA     93012      $137,010.74
  600085819     LEE, SIMON J               4405   ARGONNE DRIVE       FAIRFAX            VA     22032      $177,750.74
  600085835     SUMMERS, JEFFREY A         3118   NORTH 525 EAST      NORTH OGDEN        UT     84414      $121,070.14
  600085838     UNGSON, NICK M             40816  FLETCHER RD         UMATILLA           FL     32784      $222,312.82
  600085839     MIDDLEBROOKS, ANTHONY R    3411   DONEGAL WAY         LATHONIA           GA     30058      $224,055.53
  600085841     HOLT, DAVID MICHAEL        404 WOOD BEACH DRIVE       SANTA ROSA BEAC    FL     32459       $96,592.81
  600085849     SCOTT, JOHN A              7708   WEST BLUEFIELD A    GLENDALE           AZ     85308      $217,572.65
  600085861     LEGAULT, RAYMOND L         271 VIA TEMPESTO STR       HENDERSON          NV     89014      $223,234.65
  600085865     NORTH, WAYNE A             25426  SE 42ND PLACE       ISSAQUAH           WA     98029      $202,345.89
  600085867     KING, TIMOTHY K            6013   27TH AVENUE NE      SEATTLE            WA     98115      $211,058.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085747     SCHNEIDER, MATTHEW           7.875      .250    7.625     .0400     7.585     09/01/2027
  600085778     GENOVESIO, MICHAEL D         7.875      .250    7.625     .0400     7.585     08/01/2027
  600085782     SCALIA, ANTHONY              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085790     CHAWLA, GOPAL R              7.875      .250    7.625     .0400     7.585     09/01/2017
  600085805     UYESATO, ANDREW M            7.875      .250    7.625     .0400     7.585     08/01/2027
  600085819     LEE, SIMON J                 7.875      .250    7.625     .0400     7.585     08/01/2027
  600085835     SUMMERS, JEFFREY A           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085838     UNGSON, NICK M               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085839     MIDDLEBROOKS, ANTHONY R      7.875      .250    7.625     .0400     7.585     08/01/2027
  600085841     HOLT, DAVID MICHAEL          7.875      .250    7.625     .0400     7.585     08/01/2027
  600085849     SCOTT, JOHN A                7.875      .250    7.625     .0400     7.585     08/01/2027
  600085861     LEGAULT, RAYMOND L           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085865     NORTH, WAYNE A               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085867     KING, TIMOTHY K              7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085747     SCHNEIDER, MATTHEW         1114019169                 $1,638.66                  02/01/1998             360
  600085778     GENOVESIO, MICHAEL D       1500339125                 $1,363.14                  02/01/1998             360
  600085782     SCALIA, ANTHONY            1500353920                 $1,098.49                  02/01/1998             360
  600085790     CHAWLA, GOPAL R            1500357150                 $1,657.35                  02/01/1998             240
  600085805     UYESATO, ANDREW M          1506292272                   $997.70                  02/01/1998             360
  600085819     LEE, SIMON J               1507269505                 $1,294.25                  02/01/1998             360
  600085835     SUMMERS, JEFFREY A         1511156910                   $881.68                  02/01/1998             360
  600085838     UNGSON, NICK M             1511160226                 $1,618.72        12        02/01/1998             360
  600085839     MIDDLEBROOKS, ANTHONY R    1511161105                 $1,631.41                  02/01/1998             360
  600085841     HOLT, DAVID MICHAEL        1511162174                   $703.32                  02/01/1998             360
  600085849     SCOTT, JOHN A              1512140632                 $1,584.28        14        02/01/1998             360
  600085861     LEGAULT, RAYMOND L         1513165639                 $1,631.41        12        02/01/1998             360
  600085865     NORTH, WAYNE A             1513167146                 $1,473.35                  02/01/1998             360
  600085867     KING, TIMOTHY K            1513168874                 $1,537.15                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085747     SCHNEIDER, MATTHEW          .00       .00       .00       .000        .250          .290      $282,500.00    N
  600085778     GENOVESIO, MICHAEL D        .00       .00       .00       .000        .250          .290      $235,000.00    N
  600085782     SCALIA, ANTHONY             .00       .00       .00       .000        .250          .290      $202,000.00    N
  600085790     CHAWLA, GOPAL R             .00       .00       .00       .000        .250          .290      $250,000.00    N
  600085805     UYESATO, ANDREW M           .00       .00       .00       .000        .250          .290      $172,000.00    N
  600085819     LEE, SIMON J                .00       .00       .00       .000        .250          .290      $235,000.00    N
  600085835     SUMMERS, JEFFREY A          .00       .00       .00       .000        .250          .290      $152,000.00    N
  600085838     UNGSON, NICK M              .00       .00       .00       .000        .250          .290      $235,000.00    N
  600085839     MIDDLEBROOKS, ANTHONY R     .00       .00       .00       .000        .250          .290      $300,000.00    N
  600085841     HOLT, DAVID MICHAEL         .00       .00       .00       .000        .250          .290      $138,900.00    N
  600085849     SCOTT, JOHN A               .00       .00       .00       .000        .250          .290      $230,000.00    N
  600085861     LEGAULT, RAYMOND L          .00       .00       .00       .000        .250          .290      $250,000.00    N
  600085865     NORTH, WAYNE A              .00       .00       .00       .000        .250          .290      $254,000.00    N
  600085867     KING, TIMOTHY K             .00       .00       .00       .000        .250          .290      $265,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085872     DREWS, KARL D              6212   ELLA LEE LANE       HOUSTON            TX     77057      $222,312.85
  600085873     WHITLEY, III WELTON        14431  CHESTNUT FALLS D    CYPRESS            TX     77429       $83,258.69
  600085932     DAY, SCOTT ALAN            1427   EDGEWATER FALLS     CANYON LAKE        TX     78133      $149,262.30
  600085935     WAITES, RICHARD CULLEN     3118   KETTERING DRIVE     HOUSTON            TX     77027      $221,544.19
  600085939     FERRANTE, DANIEL T         2300   PINEHURST DRIVE     FLOWER MOUND       TX     75028      $119,581.59
  600085940     TOMPKINS, LOIS L           6719   151ST AVE NE        REDMOND            WA     98052      $171,278.01
  600085942     REIFF, JR PAUL             18513  SE 277TH PL         KENT               WA     98042      $209,616.60
  600085945     ERICSON, VERNE A           7628   NORTH MISSISSIPP    PORTLAND           OR     97217      $106,750.00
  600085950     COLE, ADAM M               717 CHEROKEE AVENUE        ATLANTA            GA     30315      $134,781.81
  600085963     PHELPS, KENT C             40885  VIA CHAMPAGNE       TEMECULA           CA     92592      $199,302.71
  600085971     LONGO, MICHAEL A           5719   NORTH INVERGORDO    PARADISE VALLEY    AZ     85253      $225,710.28
  600085972     BALDWIN, JAMES P           14  CODORNIZ               TAOS               NM     87571      $207,624.82
  600085983     BOTKIN, DIANA M            10479  KING CIRCLE         WESTMINSTER        CO     80030      $114,517.30
  600085987     DONOYAN, NERSES G          6 MUSSEY BROOK ROA         LINCOLN            RI     2865        $89,622.19


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085872     DREWS, KARL D                7.875      .250    7.625     .0400     7.585     08/01/2027
  600085873     WHITLEY, III WELTON          7.875      .250    7.625     .0400     7.585     09/01/2027
  600085932     DAY, SCOTT ALAN              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085935     WAITES, RICHARD CULLEN       8.000      .250    7.750     .0400     7.710     09/01/2027
  600085939     FERRANTE, DANIEL T           7.875      .250    7.625     .0400     7.585     09/01/2027
  600085940     TOMPKINS, LOIS L             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085942     REIFF, JR PAUL               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085945     ERICSON, VERNE A             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085950     COLE, ADAM M                 7.875      .250    7.625     .0400     7.585     08/01/2027
  600085963     PHELPS, KENT C               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085971     LONGO, MICHAEL A             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085972     BALDWIN, JAMES P             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085983     BOTKIN, DIANA M              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085987     DONOYAN, NERSES G            7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085872     DREWS, KARL D              1521035650                 $1,618.72         3        02/01/1998             360
  600085873     WHITLEY, III WELTON        1521036369                   $605.80                  02/01/1998             360
  600085932     DAY, SCOTT ALAN            1563162010                 $1,087.61                  02/01/1998             360
  600085935     WAITES, RICHARD CULLEN     1563164570                 $1,631.16        14        02/01/1998             360
  600085939     FERRANTE, DANIEL T         1563165572                   $870.09                  02/01/1998             360
  600085940     TOMPKINS, LOIS L           1565155707                 $1,247.12                  02/01/1998             360
  600085942     REIFF, JR PAUL             1565164843                 $1,525.19                  02/01/1998             360
  600085945     ERICSON, VERNE A           1565166055                   $777.28                  02/01/1998             360
  600085950     COLE, ADAM M               1566104643                   $981.39                  02/01/1998             360
  600085963     PHELPS, KENT C             1567199645                 $1,450.14                  02/01/1998             360
  600085971     LONGO, MICHAEL A           1569174973                 $1,642.29                  02/01/1998             360
  600085972     BALDWIN, JAMES P           1569175025                 $1,511.77                  02/01/1998             360
  600085983     BOTKIN, DIANA M            1579056088                   $833.83                  02/01/1998             360
  600085987     DONOYAN, NERSES G          1580056562                   $652.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085872     DREWS, KARL D               .00       .00       .00       .000        .250          .290      $235,000.00    N
  600085873     WHITLEY, III WELTON         .00       .00       .00       .000        .250          .290      $104,490.00    N
  600085932     DAY, SCOTT ALAN             .00       .00       .00       .000        .250          .290      $250,000.00    N
  600085935     WAITES, RICHARD CULLEN      .00       .00       .00       .000        .250          .290      $247,000.00    N
  600085939     FERRANTE, DANIEL T          .00       .00       .00       .000        .250          .290      $150,000.00    N
  600085940     TOMPKINS, LOIS L            .00       .00       .00       .000        .250          .290      $215,000.00    N
  600085942     REIFF, JR PAUL              .00       .00       .00       .000        .250          .290      $262,990.00    N
  600085945     ERICSON, VERNE A            .00       .00       .00       .000        .250          .290      $134,000.00    N
  600085950     COLE, ADAM M                .00       .00       .00       .000        .250          .290      $180,500.00    N
  600085963     PHELPS, KENT C              .00       .00       .00       .000        .250          .290      $400,000.00    N
  600085971     LONGO, MICHAEL A            .00       .00       .00       .000        .250          .290      $320,000.00    N
  600085972     BALDWIN, JAMES P            .00       .00       .00       .000        .250          .290      $278,000.00    N
  600085983     BOTKIN, DIANA M             .00       .00       .00       .000        .250          .290      $146,000.00    N
  600085987     DONOYAN, NERSES G           .00       .00       .00       .000        .250          .290      $152,500.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600086003     AHONEN, STEVEN MARK        2286   ALLEN RD            ORTONVILLE         MI     48462      $152,143.76
  600086023     NISSLEY, STEVEN W          8513   KOLUDER COURT       LORTON             VA     22079       $87,630.56
  600086030     HENRY, BOBBY               5160   SW 21 COURT         PLANTATION         FL     33317      $225,150.90
  600086037     KYTE, EDWIN L              155 HIGHWAY AIA UNIT       SATELLITE BEACH    FL     32937       $92,277.13
  600086039     PODDAR, ANAND              11123  PALMETTO BLVD       ALACHUA            FL     32615      $219,232.96
  600086060     ALTMAN, MARTIN VAN         5519   COSTELLO AVENUE     SHERMAN OAKS       CA     91401      $222,312.89
  600107247     HOLOBINKO                  3187 MILL CREEK RD         DUMONT             CO     80436      $216,952.24
  600107249     HUGHES                     1440 FINDLAY WY            BOULDER            CO     80303      $217,937.51
  600107252     MENDEZ                     3807 BRANTLEY PLACE CI     APOPKA             FL     32703      $222,412.44
  600107262     TIPTON                     1435 WARRINGTON            DEERFIELD          IL     60015      $224,215.53
  600107267     SHEA                       444 TWIN OAKS DR           CARMEL             IN     46032      $222,764.38
  600107269     DIAMOND                    10751 BLUE SPRUCE DRIVE    FISHERS            IN     46038      $220,373.30
  600107270     BUSH                       217 W COLUMBINE            WESTFIELD          IN     46074      $222,830.25
  600107292     LINDSEY                    305 WYANT                  AKRON              OH     44313      $219,734.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600086003     AHONEN, STEVEN MARK          7.875      .250    7.625     .0400     7.585     08/01/2027
  600086023     NISSLEY, STEVEN W            7.875      .250    7.625     .0400     7.585     08/01/2027
  600086030     HENRY, BOBBY                 7.875      .250    7.625     .0400     7.585     08/01/2027
  600086037     KYTE, EDWIN L                7.875      .250    7.625     .0400     7.585     09/01/2027
  600086039     PODDAR, ANAND                7.875      .250    7.625     .0400     7.585     09/01/2027
  600086060     ALTMAN, MARTIN VAN           7.875      .250    7.625     .0400     7.585     08/01/2027
  600107247     HOLOBINKO                    8.250      .250    8.000     .0500     7.950     08/01/2027
  600107249     HUGHES                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600107252     MENDEZ                       7.875      .250    7.625     .0500     7.575     08/01/2027
  600107262     TIPTON                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600107267     SHEA                         8.000      .250    7.750     .0500     7.700     08/01/2027
  600107269     DIAMOND                      7.625      .250    7.375     .0500     7.325     08/01/2027
  600107270     BUSH                         7.625      .250    7.375     .0500     7.325     09/01/2027
  600107292     LINDSEY                      7.625      .250    7.375     .0500     7.325     07/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600086003     AHONEN, STEVEN MARK        1581116229                 $1,107.91                  02/01/1998             360
  600086023     NISSLEY, STEVEN W          1587074915                   $638.07                  02/01/1998             360
  600086030     HENRY, BOBBY               1589122076                 $1,639.39        14        02/01/1998             360
  600086037     KYTE, EDWIN L              1590050937                   $671.42                  02/01/1998             360
  600086039     PODDAR, ANAND              1590051496                 $1,595.16                  02/01/1998             360
  600086060     ALTMAN, MARTIN VAN         1596036189                 $1,618.72         1        02/01/1998             360
  600107247     HOLOBINKO                  092481482                  $1,636.26        12        02/01/1998             360
  600107249     HUGHES                     092481427                  $1,585.73        12        02/01/1998             360
  600107252     MENDEZ                     09248176777                $1,619.45                  02/01/1998             360
  600107262     TIPTON                     092481533                  $1,631.41                  02/01/1998             360
  600107267     SHEA                       092481529                  $1,641.28                  02/01/1998             360
  600107269     DIAMOND                    092481531                  $1,566.71        12        02/01/1998             360
  600107270     BUSH                       092481483                  $1,582.99        18        02/01/1998             360
  600107292     LINDSEY                    092481620                  $1,563.34        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600086003     AHONEN, STEVEN MARK         .00       .00       .00       .000        .250          .290      $191,000.00    N
  600086023     NISSLEY, STEVEN W           .00       .00       .00       .000        .250          .290      $110,000.00    N
  600086030     HENRY, BOBBY                .00       .00       .00       .000        .250          .290      $238,000.00    N
  600086037     KYTE, EDWIN L               .00       .00       .00       .000        .250          .290      $123,500.00    N
  600086039     PODDAR, ANAND               .00       .00       .00       .000        .250          .290      $275,000.00    N
  600086060     ALTMAN, MARTIN VAN          .00       .00       .00       .000        .250          .290      $235,000.00    N
  600107247     HOLOBINKO                   .00       .00       .00       .000        .250          .300      $242,000.00    N
  600107249     HUGHES                      .00       .00       .00       .000        .250          .300      $243,000.00    N
  600107252     MENDEZ                      .00       .00       .00       .000        .250          .300      $279,240.00    N
  600107262     TIPTON                      .00       .00       .00       .000        .250          .300      $285,000.00    N
  600107267     SHEA                        .00       .00       .00       .000        .250          .300      $279,600.00    N
  600107269     DIAMOND                     .00       .00       .00       .000        .250          .300      $233,000.00    N
  600107270     BUSH                        .00       .00       .00       .000        .250          .300      $235,450.00    N
  600107292     LINDSEY                     .00       .00       .00       .000        .250          .300      $232,500.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107334     BURT                       830 CASSENA RD             NAPLES             FL     34108      $219,232.96
  600118180     FITZGERALD,TODD A.         9317 MERO ROAD             SNOHOMISH          WA     98290      $107,710.20
  600118181     CAREY,THOMAS B             5155 NORMA AVENUE SOUTHEA  SALEM              OR     97306       $93,685.95
  600118182     CONNELY,LINDA              2585 AUSTIN CREEK ROAD     CAZADERO           CA     95421      $115,732.69
  600118186     GEONANGA,DAVID,MADOLIN     11 MEADOW VIEW DRIVE       POMONA             CA     91766      $130,345.34
  600118189     KOEFF,KEITH,SHARON         3314 BIRCH STREET          BAKER CITY         OR     97814      $109,050.03
  600118191     BARE,BRENT, CASSANDA       4171 MIDWAY AVENUE         GRANTS PASS        OR     97527      $102,838.56
  600118193     YERGES,DONALD,JANE         605 3RD AVENUE             ZIHLAH             WA     98953       $71,186.18
  600118195     LIGOURI,LOUIS,MARIA        9570 WINDFLOWER POINT      CLEARLAKE PARK     CA     95424      $149,242.90
  600118196     HARVEY,MICHAEL             1228 GROVE STREET #5       SAN FRANCISCO      CA     94117      $124,677.88
  600118197     DICK,JOHN F.,DEBRA L       1803 N.W. 65TH STREET      VANCOUVER          WA     98663      $149,590.30
  600118198     DICKINSON,JAN              4111 S.W. HIGHWAY 101 #8   LINCOLN CITY       OR     97367      $171,533.71
  600118200     HIMLER,EDWARD G.           9406-9410 N. MIDWAY AVENU  PORTLAND           OR     97203       $97,278.91
  600118202     KING,CRAIG,VIRGINIA        1400 ADAMS STREET          FAIRFIELD          CA     94533       $71,828.12


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107334     BURT                         7.875      .250    7.625     .0500     7.575     09/01/2027
  600118180     FITZGERALD,TODD A.           8.875      .250    8.625     .0400     8.585     04/01/2027
  600118181     CAREY,THOMAS B               8.500      .250    8.250     .0400     8.210     12/01/2027
  600118182     CONNELY,LINDA                8.250      .250    8.000     .0400     7.960     11/01/2027
  600118186     GEONANGA,DAVID,MADOLIN       8.625      .250    8.375     .0400     8.335     12/01/2027
  600118189     KOEFF,KEITH,SHARON           8.500      .250    8.250     .0400     8.210     11/01/2027
  600118191     BARE,BRENT, CASSANDA         9.250      .250    9.000     .0400     8.960     11/01/2027
  600118193     YERGES,DONALD,JANE           8.625      .250    8.375     .0400     8.335     09/01/2027
  600118195     LIGOURI,LOUIS,MARIA          8.625      .250    8.375     .0400     8.335     10/01/2027
  600118196     HARVEY,MICHAEL               8.250      .250    8.000     .0400     7.960     10/01/2027
  600118197     DICK,JOHN F.,DEBRA L         8.750      .250    8.500     .0400     8.460     10/01/2027
  600118198     DICKINSON,JAN                8.000      .250    7.750     .0400     7.710     10/01/2027
  600118200     HIMLER,EDWARD G.             8.875      .250    8.625     .0400     8.585     10/01/2027
  600118202     KING,CRAIG,VIRGINIA          8.625      .250    8.375     .0400     8.335     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107334     BURT                       092481677                  $1,595.16                  02/01/1998             360
  600118180     FITZGERALD,TODD A.         485037                       $879.19                  02/01/1998             360
  600118181     CAREY,THOMAS B             494277                       $721.24                  02/01/1998             360
  600118182     CONNELY,LINDA              496090                       $871.47                  02/01/1998             360
  600118186     GEONANGA,DAVID,MADOLIN     496208                     $1,015.02                  02/01/1998             360
  600118189     KOEFF,KEITH,SHARON         496628                       $840.04         2        02/01/1998             360
  600118191     BARE,BRENT, CASSANDA       504631                       $847.36         1        02/01/1998             360
  600118193     YERGES,DONALD,JANE         507728                       $555.34                  02/01/1998             360
  600118195     LIGOURI,LOUIS,MARIA        507778                     $1,163.57                  02/01/1998             360
  600118196     HARVEY,MICHAEL             507782                       $939.08                  02/01/1998             360
  600118197     DICK,JOHN F.,DEBRA L       507835                     $1,180.05                  02/01/1998             360
  600118198     DICKINSON,JAN              507836                     $1,262.08                  02/01/1998             360
  600118200     HIMLER,EDWARD G.           507843                       $775.75                  02/01/1998             360
  600118202     KING,CRAIG,VIRGINIA        507849                       $560.01                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107334     BURT                        .00       .00       .00       .000        .250          .300      $520,000.00    N
  600118180     FITZGERALD,TODD A.                                                                            $150,000.00    N
  600118181     CAREY,THOMAS B                                                                                $134,000.00    N
  600118182     CONNELY,LINDA                                                                                 $145,000.00    N
  600118186     GEONANGA,DAVID,MADOLIN                                                                        $165,000.00    N
  600118189     KOEFF,KEITH,SHARON                                                                            $115,000.00    N
  600118191     BARE,BRENT, CASSANDA                                                                          $115,500.00    N
  600118193     YERGES,DONALD,JANE                                                                             $84,000.00    N
  600118195     LIGOURI,LOUIS,MARIA                                                                           $187,000.00    N
  600118196     HARVEY,MICHAEL                                                                                $198,412.00    N
  600118197     DICK,JOHN F.,DEBRA L                                                                          $200,000.00    N
  600118198     DICKINSON,JAN                                                                                 $215,000.00    N
  600118200     HIMLER,EDWARD G.                                                                              $130,000.00    N
  600118202     KING,CRAIG,VIRGINIA                                                                            $90,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118203     LEAMING,MARTHA F.          482 GREGORY LANE, S.E.     SALEM              OR     97302       $89,336.18
  600118204     MYERS,RANDALL,MELISSA      7020 S.W. CLINTON STREET   TIGARD             OR     97223      $158,757.41
  600118206     WICKAM,BRENTON,AMY         5932 & 5934 HILLTOP DRIVE  CARMICHAEL         CA     95608       $79,818.58
  600118207     JAMISON,DIALTHIA           6668 ARCH WAY              RIVERSIDE          CA     92506       $63,633.32
  600118209     LEE,CHAE,HEE               9542 SOUTH PARRAMATTA PLA  HIGHLANDS RANCH    CO     80126      $119,762.59
  600118211     LEFFLER,ANNE G.            5223 11TH STREET ROAD      GREELEY            CO     80634       $92,883.98
  600118212     LAGONTERIE,YVONNE          19 WITTMAN LANE            BRENTWOOD          NY     11717       $93,786.85
  600118213     POWERS,DANIEL,JOAN         301-305 ORTEGA STREET      SAN FRANCISCO      CA     94122      $159,707.16
  600118214     DE VIGAL,ANTHONY,LOURDES   1806 GEORGIA STREET        VALLEJO            CA     94590      $123,767.17
  600118217     MAYS,EDWIN                 1324 NORTHEAST MARKET DRI  FAIRVIEW           OR     97024      $151,410.88
  600118219     COON,CRAIG,TANI            30013 EAST SCOUTEN LOOP R  ARLINGTON          WA     98223      $119,472.26
  600118220     KEELEY,KEN,LESLIE          7920 WOODS LAKE ROAD       MONROE             WA     98272      $106,114.04
  600118221     HAGEMAN,WILLIAM,SHARON     7869 PATRICIA DRIVE        THORNTON           CO     80221      $107,517.10
  600118222     DOME,CLEO,LEZLIE           8595 UPPER APPLEGATE ROAD  JACKSONVILLE       OR     97530      $149,718.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118203     LEAMING,MARTHA F.            8.500      .250    8.250     .0400     8.210     11/01/2027
  600118204     MYERS,RANDALL,MELISSA        7.875      .250    7.625     .0400     7.585     10/01/2027
  600118206     WICKAM,BRENTON,AMY           8.875      .250    8.625     .0400     8.585     10/01/2027
  600118207     JAMISON,DIALTHIA             8.500      .250    8.250     .0400     8.210     11/01/2027
  600118209     LEE,CHAE,HEE                 8.125      .250    7.875     .0400     7.835     12/01/2027
  600118211     LEFFLER,ANNE G.              8.375      .250    8.125     .0400     8.085     12/01/2027
  600118212     LAGONTERIE,YVONNE            8.875      .250    8.625     .0400     8.585     10/01/2027
  600118213     POWERS,DANIEL,JOAN           8.500      .250    8.250     .0400     8.210     11/01/2027
  600118214     DE VIGAL,ANTHONY,LOURDES     8.375      .250    8.125     .0400     8.085     11/01/2027
  600118217     MAYS,EDWIN                   8.375      .250    8.125     .0400     8.085     12/01/2027
  600118219     COON,CRAIG,TANI              9.250      .250    9.000     .0400     8.960     08/01/2027
  600118220     KEELEY,KEN,LESLIE            8.500      .250    8.250     .0400     8.210     11/01/2027
  600118221     HAGEMAN,WILLIAM,SHARON       9.000      .250    8.750     .0400     8.710     07/01/2027
  600118222     DOME,CLEO,LEZLIE             8.375      .250    8.125     .0400     8.085     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118203     LEAMING,MARTHA F.          507851                       $688.18                  02/01/1998             360
  600118204     MYERS,RANDALL,MELISSA      507857                     $1,154.31                  02/01/1998             360
  600118206     WICKAM,BRENTON,AMY         507871                       $636.52                  02/01/1998             360
  600118207     JAMISON,DIALTHIA           507882                       $490.18                  02/01/1998             360
  600118209     LEE,CHAE,HEE               507898                       $890.40                  02/01/1998             360
  600118211     LEFFLER,ANNE G.            514168                       $706.87                  02/01/1998             360
  600118212     LAGONTERIE,YVONNE          514175                       $747.91                  02/01/1998             360
  600118213     POWERS,DANIEL,JOAN         514303                     $1,230.26                  02/01/1998             360
  600118214     DE VIGAL,ANTHONY,LOURDES   514329                       $942.49         2        02/01/1998             360
  600118217     MAYS,EDWIN                 517799                     $1,152.27                  02/01/1998             360
  600118219     COON,CRAIG,TANI            518386                       $987.21                  02/01/1998             360
  600118220     KEELEY,KEN,LESLIE          518393                       $818.89                  02/01/1998             360
  600118221     HAGEMAN,WILLIAM,SHARON     519082                       $869.80         1        02/01/1998             360
  600118222     DOME,CLEO,LEZLIE           522408                     $1,140.11                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118203     LEAMING,MARTHA F.                                                                             $111,900.00    N
  600118204     MYERS,RANDALL,MELISSA                                                                         $199,000.00    N
  600118206     WICKAM,BRENTON,AMY                                                                            $100,000.00    N
  600118207     JAMISON,DIALTHIA                                                                               $75,000.00    N
  600118209     LEE,CHAE,HEE                                                                                  $149,900.00    N
  600118211     LEFFLER,ANNE G.                                                                               $124,000.00    N
  600118212     LAGONTERIE,YVONNE                                                                             $130,000.00    N
  600118213     POWERS,DANIEL,JOAN                                                                            $400,000.00    N
  600118214     DE VIGAL,ANTHONY,LOURDES                                                                      $145,000.00    N
  600118217     MAYS,EDWIN                                                                                    $189,500.00    N
  600118219     COON,CRAIG,TANI                                                                               $160,000.00    N
  600118220     KEELEY,KEN,LESLIE                                                                             $152,000.00    N
  600118221     HAGEMAN,WILLIAM,SHARON                                                                        $121,000.00    N
  600118222     DOME,CLEO,LEZLIE                                                                              $252,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118223     EMIGH,TERRY,DIANE          3822 CLOVERLAWN DRIVE      GRANTS PASS        OR     97527      $126,643.63
  600118224     MARTIN,MICHAEL             1355 SOUTHEAST ELM LANE    GRANTS PASS        OR     97526      $117,560.59
  600118225     DEEMS,MARK,CARLA           51 STERLING CREEK ROAD     JACKSONVILLE       OR     97530       $95,075.02
  600118226     STENDER,JAMES,DEBRA        280 KRISTIAN LANE          CRESCENT CITY      CA     95531      $174,662.92
  600118227     MILLER,MICHAEL,LYNN        2941 BYRON CREEK ROAD      WINSTON            OR     97496      $119,780.36
  600118228     SWIFT,SALLY                5755 GEBHARD ROAD          CENTRAL POINT      OR     97502      $163,675.67
  600118229     ARMOND,DEBRA               2693 EAST MCANDREWS ROAD   MEDFORD            OR     97504       $98,888.59
  600118230     NOOTBAAR,ROBERT            2432 OBISPO DRIVE          MEDFORD            OR     97504       $86,832.43
  600118231     GREER,JAMES,SANDRA         3154 VIEW CIRCLE           CENTRAL POINT      OR     97502      $124,753.03
  600118232     HARTMAN,STEVE              371 SOUTH CENTRAL VALLEY   CENTRAL POINT      OR     97502       $74,904.03
  600118233     CORYELL,HOMER,FAY          5120 GRIFFIN LANE          MEDFORD            OR     97501      $194,737.45
  600118234     MCCOY,MARY                 111 KISS COURT             ROSEBURG           OR     97470       $69,625.56
  600118235     COOK,RICHARD,ANDREA        162 NORTH FIRST STREET     CENTRAL POINT      OR     97502       $81,062.43
  600118236     KRULL,ROBERT,JOYCE         276 PALM AVENUE            ASHLAND            OR     97520       $93,626.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118223     EMIGH,TERRY,DIANE            8.000      .250    7.750     .0400     7.710     12/01/2027
  600118224     MARTIN,MICHAEL               8.250      .250    8.000     .0400     7.960     11/01/2027
  600118225     DEEMS,MARK,CARLA             8.125      .250    7.875     .0400     7.835     12/01/2027
  600118226     STENDER,JAMES,DEBRA          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118227     MILLER,MICHAEL,LYNN          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118228     SWIFT,SALLY                  8.125      .250    7.875     .0400     7.835     11/01/2027
  600118229     ARMOND,DEBRA                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600118230     NOOTBAAR,ROBERT              8.250      .250    8.000     .0400     7.960     11/01/2027
  600118231     GREER,JAMES,SANDRA           8.125      .250    7.875     .0400     7.835     11/01/2027
  600118232     HARTMAN,STEVE                8.250      .250    8.000     .0400     7.960     12/01/2027
  600118233     CORYELL,HOMER,FAY            8.000      .250    7.750     .0400     7.710     12/01/2027
  600118234     MCCOY,MARY                   8.625      .250    8.375     .0400     8.335     11/01/2027
  600118235     COOK,RICHARD,ANDREA          8.875      .250    8.625     .0400     8.585     11/01/2027
  600118236     KRULL,ROBERT,JOYCE           8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118223     EMIGH,TERRY,DIANE          522496                       $931.88                  02/01/1998             360
  600118224     MARTIN,MICHAEL             522503                       $886.49                  02/01/1998             360
  600118225     DEEMS,MARK,CARLA           522523                       $706.86                  02/01/1998             360
  600118226     STENDER,JAMES,DEBRA        522549                     $1,314.72                  02/01/1998             360
  600118227     MILLER,MICHAEL,LYNN        522567                       $922.70                  02/01/1998             360
  600118228     SWIFT,SALLY                522585                     $1,217.70                  02/01/1998             360
  600118229     ARMOND,DEBRA               522587                       $787.69                  02/01/1998             360
  600118230     NOOTBAAR,ROBERT            522594                       $653.60                  02/01/1998             360
  600118231     GREER,JAMES,SANDRA         522595                       $928.12                  02/01/1998             360
  600118232     HARTMAN,STEVE              522604                       $563.45                  02/01/1998             360
  600118233     CORYELL,HOMER,FAY          522606                     $1,430.84                  02/01/1998             360
  600118234     MCCOY,MARY                 522610                       $542.51                  02/01/1998             360
  600118235     COOK,RICHARD,ANDREA        522613                       $646.06                  02/01/1998             360
  600118236     KRULL,ROBERT,JOYCE         522620                       $696.09                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118223     EMIGH,TERRY,DIANE                                                                             $195,000.00    N
  600118224     MARTIN,MICHAEL                                                                                $197,500.00    N
  600118225     DEEMS,MARK,CARLA                                                                              $119,000.00    N
  600118226     STENDER,JAMES,DEBRA                                                                           $305,000.00    N
  600118227     MILLER,MICHAEL,LYNN                                                                           $150,000.00    N
  600118228     SWIFT,SALLY                                                                                   $205,000.00    N
  600118229     ARMOND,DEBRA                                                                                  $132,000.00    N
  600118230     NOOTBAAR,ROBERT                                                                               $116,000.00    N
  600118231     GREER,JAMES,SANDRA                                                                            $216,397.00    N
  600118232     HARTMAN,STEVE                                                                                 $113,500.00    N
  600118233     CORYELL,HOMER,FAY                                                                             $272,000.00    N
  600118234     MCCOY,MARY                                                                                     $93,000.00    N
  600118235     COOK,RICHARD,ANDREA                                                                           $101,500.00    N
  600118236     KRULL,ROBERT,JOYCE                                                                            $125,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118237     TRIPLETT/MCPHE/,STARR/GEO  25237 EAST BOLTON ROAD     VENETA             OR     97487       $95,894.73
  600118238     POSEY,SUGEET               1071 WILDWOOD WAY          ASHLAND            OR     97520      $164,272.84
  600118240     ARBUS,WILLIAM,SALLY        2076 MCPHERSON AVENUE      NORTH BEND         OR     97459       $41,972.53
  600118241     ILLINGWORTH,LORETTA        944 EAST DUTTON ROAD       EAGLE POINT        OR     97524      $123,728.10
  600118242     THORNTON,JOHN,FRAN         2056 DOWELL ROAD           GRANTS PASS        OR     97527       $74,956.39
  600118244     BECKWITH,MARY              275 EAST NEVADA STREET     ASHLAND            OR     97520       $69,953.03
  600118245     CAMERON,MALCOLM,DELORES    8340 ROGUE RIVER HIGHWAY   GRANTS PASS        OR     97527       $91,885.22
  600118246     SHELANDER,GLEN,SHERIE      205 SPRING OAK WAY         MERLIN             OR     97532       $98,277.25
  600118247     O'MALLEY,DAVID,PATRICIA    4171 NORTHEAST EMERALD LA  POULSBO            WA     98370      $136,440.57
  600118248     KUCKLER,RICK, KAREN        4240 TRAILMASTER DRIVE     BILLINGS           MT     59101       $95,084.23
  600118250     MCADAM,PATRICK,MELISSA     759 CEDAR STREET           SEDRO WOOLLEY      WA     98284      $100,669.53
  600118252     BYBELL,ALLEN               192 SUDBURY COURT          HENDERSON          NV     89014      $198,502.08
  600118254     BRINKER,ALAN               853-J WEST CALIFORNIA AVE  SUNNYVALE          CA     94086      $116,825.80
  600118257     KAHN,FREDERICK M.          5327 NORTHEAST CLEVELAND   PORTLAND           OR     97211       $73,900.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118237     TRIPLETT/MCPHE/,STARR/GEO    9.000      .250    8.750     .0400     8.710     12/01/2027
  600118238     POSEY,SUGEET                 7.875      .250    7.625     .0400     7.585     12/01/2027
  600118240     ARBUS,WILLIAM,SALLY          8.125      .250    7.875     .0400     7.835     01/01/2028
  600118241     ILLINGWORTH,LORETTA          7.875      .250    7.625     .0400     7.585     12/01/2027
  600118242     THORNTON,JOHN,FRAN           8.375      .250    8.125     .0400     8.085     12/01/2027
  600118244     BECKWITH,MARY                8.000      .250    7.750     .0400     7.710     01/01/2028
  600118245     CAMERON,MALCOLM,DELORES      8.375      .250    8.125     .0400     8.085     12/01/2027
  600118246     SHELANDER,GLEN,SHERIE        8.375      .250    8.125     .0400     8.085     12/01/2027
  600118247     O'MALLEY,DAVID,PATRICIA      8.625      .250    8.375     .0400     8.335     10/01/2027
  600118248     KUCKLER,RICK, KAREN          8.500      .250    8.250     .0400     8.210     12/01/2027
  600118250     MCADAM,PATRICK,MELISSA       8.750      .250    8.500     .0400     8.460     12/01/2027
  600118252     BYBELL,ALLEN                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118254     BRINKER,ALAN                 7.500      .250    7.250     .0400     7.210     12/01/2027
  600118257     KAHN,FREDERICK M.            8.000      .250    7.750     .0400     7.710     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118237     TRIPLETT/MCPHE/,STARR/GEO  522626                       $772.44                  02/01/1998             360
  600118238     POSEY,SUGEET               522628                     $1,192.74                  02/01/1998             360
  600118240     ARBUS,WILLIAM,SALLY        522640                       $311.85                  02/01/1998             360
  600118241     ILLINGWORTH,LORETTA        522654                       $899.09                  02/01/1998             360
  600118242     THORNTON,JOHN,FRAN         522655                       $570.43                  02/01/1998             360
  600118244     BECKWITH,MARY              522661                       $513.64                  02/01/1998             360
  600118245     CAMERON,MALCOLM,DELORES    522667                       $699.27                  02/01/1998             360
  600118246     SHELANDER,GLEN,SHERIE      522669                       $747.91                  02/01/1998             360
  600118247     O'MALLEY,DAVID,PATRICIA    523699                     $1,064.02         1        02/01/1998             360
  600118248     KUCKLER,RICK, KAREN        523747                       $732.01                  02/01/1998             360
  600118250     MCADAM,PATRICK,MELISSA     523844                       $792.99                  02/01/1998             360
  600118252     BYBELL,ALLEN               524671                     $1,510.64                  02/01/1998             360
  600118254     BRINKER,ALAN               525002                       $818.08                  02/01/1998             360
  600118257     KAHN,FREDERICK M.          526051                       $542.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118237     TRIPLETT/MCPHE/,STARR/GEO                                                                     $120,000.00    N
  600118238     POSEY,SUGEET                                                                                  $219,500.00    N
  600118240     ARBUS,WILLIAM,SALLY                                                                           $100,000.00    N
  600118241     ILLINGWORTH,LORETTA                                                                           $155,000.00    N
  600118242     THORNTON,JOHN,FRAN                                                                             $94,500.00    N
  600118244     BECKWITH,MARY                                                                                 $110,000.00    N
  600118245     CAMERON,MALCOLM,DELORES                                                                       $115,000.00    N
  600118246     SHELANDER,GLEN,SHERIE                                                                         $123,000.00    N
  600118247     O'MALLEY,DAVID,PATRICIA                                                                       $144,000.00    N
  600118248     KUCKLER,RICK, KAREN                                                                           $127,000.00    N
  600118250     MCADAM,PATRICK,MELISSA                                                                        $126,000.00    N
  600118252     BYBELL,ALLEN                                                                                  $265,000.00    N
  600118254     BRINKER,ALAN                                                                                  $132,000.00    N
  600118257     KAHN,FREDERICK M.                                                                             $165,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118258     HOLM,ERICA                 7508 NORTHEAST MEADOWS DR  VANCOUVER          WA     98662      $159,572.93
  600118259     UNDERWOOD,CHARLES/PAULA    18880 SOUTHEAST MCQUAW RO  SANDY              OR     97055      $183,563.02
  600118260     CAPEHART,MARILYN K         1512 NORTHWEST MALLARD AV  PRINEVILLE         OR     97754       $54,827.14
  600118261     PARSON,JAMES               8025 SOUTHEAST TELFORD RO  GRESHAM            OR     97080      $153,408.39
  600118262     LEWIS,JEANETTE S.O.        2050 DON JUAN AVENUE       EUGENE             OR     97408       $79,897.63
  600118263     LAVIOLETTE,JEAN/SHIRLEY    1940 HIGHWAY 101 NORTH     ROCKAWAY BEACH     OR     97136       $64,063.91
  600118264     DAVIS,PETER A.             3950 SOUTHEAST IVON STREE  PORTLAND           OR     97202      $120,926.69
  600118265     ZEMAN,LON/SUSANNE          291 SOUTH THIRD AVENUE     KETCHUM            ID     83340      $116,657.98
  600118266     POTTER,ROBERT/ELIZABET     19860 NORTHWEST QUAIL HOL  PORTLAND           OR     97229      $167,785.00
  600118267     WHITLOCK,SAMUEL A.         371 EAST HURLBURT AVENUE   HERMISTON          OR     97838       $52,413.31
  600118268     GILBERT,LANCE A.           461 WILBUR COURT           THOUSAND OAKS      CA     91360      $159,810.40
  600118269     ACKER,CHARLES, MULYAN      2909 107TH STREET SOUTHEA  EVERETT            WA     98208      $196,148.66
  600118270     LEE,TOMMY                  326 WESTCHESTER SQUARE NO  BILLINGS           MT     59105      $117,910.01
  600118272     RODGERS,MARY M             17736 COLD CREEK           ST. IGNATIUS       MT     59865       $98,024.62


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118258     HOLM,ERICA                   8.875      .250    8.625     .0400     8.585     11/01/2027
  600118259     UNDERWOOD,CHARLES/PAULA      8.250      .250    8.000     .0400     7.960     12/01/2027
  600118260     CAPEHART,MARILYN K           8.125      .250    7.875     .0400     7.835     12/01/2027
  600118261     PARSON,JAMES                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118262     LEWIS,JEANETTE S.O.          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118263     LAVIOLETTE,JEAN/SHIRLEY      8.875      .250    8.625     .0400     8.585     11/01/2027
  600118264     DAVIS,PETER A.               8.500      .250    8.250     .0400     8.210     01/01/2028
  600118265     ZEMAN,LON/SUSANNE            8.500      .250    8.250     .0400     8.210     12/01/2027
  600118266     POTTER,ROBERT/ELIZABET       8.250      .250    8.000     .0400     7.960     12/01/2027
  600118267     WHITLOCK,SAMUEL A.           9.000      .250    8.750     .0400     8.710     11/01/2027
  600118268     GILBERT,LANCE A.             8.625      .250    8.375     .0400     8.335     12/01/2027
  600118269     ACKER,CHARLES, MULYAN        8.250      .250    8.000     .0400     7.960     12/01/2027
  600118270     LEE,TOMMY                    9.125      .250    8.875     .0400     8.835     11/01/2027
  600118272     RODGERS,MARY M               8.625      .250    8.375     .0400     8.335     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118258     HOLM,ERICA                 526067                     $1,272.24                  02/01/1998             360
  600118259     UNDERWOOD,CHARLES/PAULA    526076                     $1,382.33                  02/01/1998             360
  600118260     CAPEHART,MARILYN K         526387                       $408.37                  02/01/1998             360
  600118261     PARSON,JAMES               526554                     $1,167.47                  02/01/1998             360
  600118262     LEWIS,JEANETTE S.O.        526717                       $601.01                  02/01/1998             360
  600118263     LAVIOLETTE,JEAN/SHIRLEY    526802                       $534.67                  02/01/1998             360
  600118264     DAVIS,PETER A.             526803                       $930.39                  02/01/1998             360
  600118265     ZEMAN,LON/SUSANNE          526808                       $898.09                  02/01/1998             360
  600118266     POTTER,ROBERT/ELIZABET     526809                     $1,262.13                  02/01/1998             360
  600118267     WHITLOCK,SAMUEL A.         526829                       $422.43                  02/01/1998             360
  600118268     GILBERT,LANCE A.           527803                     $1,244.46                  02/01/1998             360
  600118269     ACKER,CHARLES, MULYAN      527926                     $1,475.49                  02/01/1998             360
  600118270     LEE,TOMMY                  528016                       $960.90                  02/01/1998             360
  600118272     RODGERS,MARY M             528378                       $764.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118258     HOLM,ERICA                                                                                    $199,900.00    N
  600118259     UNDERWOOD,CHARLES/PAULA                                                                       $230,000.00    N
  600118260     CAPEHART,MARILYN K                                                                             $75,000.00    N
  600118261     PARSON,JAMES                                                                                  $192,000.00    N
  600118262     LEWIS,JEANETTE S.O.                                                                           $110,000.00    N
  600118263     LAVIOLETTE,JEAN/SHIRLEY                                                                        $84,000.00    N
  600118264     DAVIS,PETER A.                                                                                $165,000.00    N
  600118265     ZEMAN,LON/SUSANNE                                                                             $146,000.00    N
  600118266     POTTER,ROBERT/ELIZABET                                                                        $210,000.00    N
  600118267     WHITLOCK,SAMUEL A.                                                                             $75,000.00    N
  600118268     GILBERT,LANCE A.                                                                              $200,000.00    N
  600118269     ACKER,CHARLES, MULYAN                                                                         $261,900.00    N
  600118270     LEE,TOMMY                                                                                     $157,500.00    N
  600118272     RODGERS,MARY M                                                                                $122,900.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118274     BUCHANAN,LEWIS,KATHLEEN    6863 WELLS ROAD            THE DALLES         OR     97058      $149,148.44
  600118275     FULLER,CHRISTI             5815 64TH STREET SOUTHEAS  SNOHOMISH          WA     98290      $137,360.75
  600118276     JACOY,KAREN                2409 EAST 60TH AVENUE      SPOKANE            WA     99223      $111,738.49
  600118277     COBURN,DAVID, DENISE       2501 G STREET              BELLINGHAM         WA     98225       $81,802.95
  600118278     STOUT-BARRETT,YVONNE       6751 NORTH DEWEY AVENUE    FRESNO             CA     93711      $125,351.84
  600118279     HINRICHS,TODD,PENNY        4351 ALAZAN ROAD           PLACERVILLE        CA     95667      $151,188.40
  600118280     DE BLAUW,WILLIAM           275 LARCHMONT DRIVE        ARROYO GRANDE      CA     93420      $158,302.29
  600118281     KIELAR,MARK                622 TERESITA BOULEVARD     SAN FRANCISCO      CA     94127      $216,612.90
  600118282     CRAYTON,DORIS,WILLIE       13102 STANFORD AVENUE      LOS ANGELES ARE    CA     90059      $109,862.78
  600118283     VASEY,JAMES,MARILYN        175 WESTSIDE LANE          GARDNERVILLE       NV     89410      $134,913.92
  600118284     BEHAR,STUART,RHONDA        423 WYLERHORN DRIVE        CRESTLINE          CA     92325      $119,756.82
  600118285     SPIESS/SPIESS,LOWELL/CIND  10814 NORTH 16TH AVENUE    PHOENIX            AZ     85029      $106,985.58
  600118286     PEETS,RUTH                 410 15TH AVENUE            SEASIDE            OR     97138       $92,877.93
  600118287     WATHEN,JUDD,SUZANNE        168 NORTH 300 WEST         LEHI               UT     84043      $128,201.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118274     BUCHANAN,LEWIS,KATHLEEN      8.625      .250    8.375     .0400     8.335     10/01/2027
  600118275     FULLER,CHRISTI               8.750      .250    8.500     .0400     8.460     11/01/2027
  600118276     JACOY,KAREN                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600118277     COBURN,DAVID, DENISE         8.625      .250    8.375     .0400     8.335     12/01/2027
  600118278     STOUT-BARRETT,YVONNE         8.125      .250    7.875     .0400     7.835     11/01/2027
  600118279     HINRICHS,TODD,PENNY          8.250      .250    8.000     .0400     7.960     09/01/2027
  600118280     DE BLAUW,WILLIAM             8.375      .250    8.125     .0400     8.085     12/01/2027
  600118281     KIELAR,MARK                  8.625      .250    8.375     .0400     8.335     11/01/2027
  600118282     CRAYTON,DORIS,WILLIE         8.375      .250    8.125     .0400     8.085     12/01/2027
  600118283     VASEY,JAMES,MARILYN          8.250      .250    8.000     .0400     7.960     01/01/2028
  600118284     BEHAR,STUART,RHONDA          8.000      .250    7.750     .0400     7.710     11/01/2027
  600118285     SPIESS/SPIESS,LOWELL/CIND    9.125      .250    8.875     .0400     8.835     12/01/2027
  600118286     PEETS,RUTH                   8.125      .250    7.875     .0400     7.835     12/01/2027
  600118287     WATHEN,JUDD,SUZANNE          8.750      .250    8.500     .0400     8.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118274     BUCHANAN,LEWIS,KATHLEEN    528559                     $1,182.24                  02/01/1998             360
  600118275     FULLER,CHRISTI             528649                     $1,082.50                  02/01/1998             360
  600118276     JACOY,KAREN                528723                       $861.18                  02/01/1998             360
  600118277     COBURN,DAVID, DENISE       528759                       $637.01                  02/01/1998             360
  600118278     STOUT-BARRETT,YVONNE       529711                       $932.58                  02/01/1998             360
  600118279     HINRICHS,TODD,PENNY        529801                     $1,146.43        33        02/01/1998             360
  600118280     DE BLAUW,WILLIAM           530000                     $1,204.71                  02/01/1998             360
  600118281     KIELAR,MARK                530269                     $1,687.80                  02/01/1998             360
  600118282     CRAYTON,DORIS,WILLIE       530335                       $836.08                  02/01/1998             360
  600118283     VASEY,JAMES,MARILYN        530349                     $1,014.21                  02/01/1998             360
  600118284     BEHAR,STUART,RHONDA        530369                       $880.52                  02/01/1998             360
  600118285     SPIESS/SPIESS,LOWELL/CIND  530392                       $871.40         2        02/01/1998             360
  600118286     PEETS,RUTH                 530399                       $690.52                  02/01/1998             360
  600118287     WATHEN,JUDD,SUZANNE        530406                     $1,009.73                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118274     BUCHANAN,LEWIS,KATHLEEN                                                                       $190,000.00    N
  600118275     FULLER,CHRISTI                                                                                $172,000.00    N
  600118276     JACOY,KAREN                                                                                   $140,000.00    N
  600118277     COBURN,DAVID, DENISE                                                                          $117,000.00    N
  600118278     STOUT-BARRETT,YVONNE                                                                          $157,000.00    N
  600118279     HINRICHS,TODD,PENNY                                                                           $174,000.00    N
  600118280     DE BLAUW,WILLIAM                                                                              $215,000.00    N
  600118281     KIELAR,MARK                                                                                   $310,000.00    N
  600118282     CRAYTON,DORIS,WILLIE                                                                          $146,000.00    N
  600118283     VASEY,JAMES,MARILYN                                                                           $454,560.00    N
  600118284     BEHAR,STUART,RHONDA                                                                           $150,000.00    N
  600118285     SPIESS/SPIESS,LOWELL/CIND                                                                     $119,000.00    N
  600118286     PEETS,RUTH                                                                                    $167,000.00    N
  600118287     WATHEN,JUDD,SUZANNE                                                                           $151,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118289     SWANSON,JUDITH             1228 COOPER AVENUE         GLENWOOD SPRING    CO     81601       $74,904.03
  600118290     MOLCHANY,GREGORY,CAROLE    8612 COPPER FALLS AVENUE   LAS VEGAS          NV     89129      $176,890.12
  600118291     MCKEE,JERRY,BONNIE         29414 PACIFIC CREST WAY    CAMPO              CA     91906      $144,506.58
  600118292     ODONNELL,RICHARD           1133 AMADOR AVENUE         VISTA              CA     92083      $104,802.83
  600118293     GREGRIO,ALFREDO            1131 DIVISION STREET       NATIONAL CITY      CA     91950       $92,326.30
  600118294     GREGRIO,ALFREDO            910 SOUTH 30TH STREET      SAN DIEGO          CA     92113       $71,837.07
  600118296     WILSON,RAYMOND,JULI        1004 SOUTH MINNESOTA STRE  CARSON CITY        NV     89703       $35,528.20
  600118297     VELAZQUEZ,AURELINO,AUGUST  1835 FULSTONE WAY          LAS VEGAS          NV     89115      $111,877.18
  600118298     QUARELLI, JR,CHARLES       6950 EAST SOYALUNA PLACE   TUCSON             AZ     85715      $115,855.30
  600118299     MOSHENKO,BOB,MARILYN       10841 WESTMINSTER AVENUE   GARDEN GROVE       CA     92843       $83,842.28
  600118300     JUAREZ,ROBERT,FRANCES      1720 HARDING AVENUE        NATIONAL CITY      CA     91950       $73,907.70
  600118301     BENDA,ARNOLD               96 BLACKTAIL ROAD          COCOLALLA          ID     83813       $67,120.37
  600118302     DEHAVEN,KIMBERLY,BRADLE    5473 HEWLETT DRIVE         SAN DIEGO          CA     92115      $223,727.64
  600118303     MILLER,THOMAS,MARGARET     4132 BELVEDERE STREET      IRVINE             CA     92604      $179,751.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118289     SWANSON,JUDITH               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118290     MOLCHANY,GREGORY,CAROLE      8.625      .250    8.375     .0400     8.335     12/01/2027
  600118291     MCKEE,JERRY,BONNIE           8.000      .250    7.750     .0400     7.710     11/01/2027
  600118292     ODONNELL,RICHARD             8.375      .250    8.125     .0400     8.085     11/01/2027
  600118293     GREGRIO,ALFREDO              8.375      .250    8.125     .0400     8.085     11/01/2027
  600118294     GREGRIO,ALFREDO              8.375      .250    8.125     .0400     8.085     11/01/2027
  600118296     WILSON,RAYMOND,JULI          8.375      .250    8.125     .0400     8.085     11/01/2027
  600118297     VELAZQUEZ,AURELINO,AUGUST    9.000      .250    8.750     .0400     8.710     12/01/2027
  600118298     QUARELLI, JR,CHARLES         8.375      .250    8.125     .0400     8.085     12/01/2027
  600118299     MOSHENKO,BOB,MARILYN         8.375      .250    8.125     .0400     8.085     11/01/2027
  600118300     JUAREZ,ROBERT,FRANCES        8.375      .250    8.125     .0400     8.085     12/01/2027
  600118301     BENDA,ARNOLD                 8.625      .250    8.375     .0400     8.335     12/01/2027
  600118302     DEHAVEN,KIMBERLY,BRADLE      8.500      .250    8.250     .0400     8.210     12/01/2027
  600118303     MILLER,THOMAS,MARGARET       7.875      .250    7.625     .0400     7.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118289     SWANSON,JUDITH             530443                       $563.45                  02/01/1998             360
  600118290     MOLCHANY,GREGORY,CAROLE    530498                     $1,377.47         2        02/01/1998             360
  600118291     MCKEE,JERRY,BONNIE         530521                     $1,062.49                  02/01/1998             360
  600118292     ODONNELL,RICHARD           530524                       $798.08                  02/01/1998             360
  600118293     GREGRIO,ALFREDO            530526                       $703.07                  02/01/1998             360
  600118294     GREGRIO,ALFREDO            530527                       $547.25                  02/01/1998             360
  600118296     WILSON,RAYMOND,JULI        530547                       $273.63                  02/01/1998             360
  600118297     VELAZQUEZ,AURELINO,AUGUST  530551                       $901.18                  02/01/1998             360
  600118298     QUARELLI, JR,CHARLES       530565                       $881.68                  02/01/1998             360
  600118299     MOSHENKO,BOB,MARILYN       530566                       $638.46                  02/01/1998             360
  600118300     JUAREZ,ROBERT,FRANCES      530573                       $562.45                  02/01/1998             360
  600118301     BENDA,ARNOLD               530586                       $522.67                  02/01/1998             360
  600118302     DEHAVEN,KIMBERLY,BRADLE    530587                     $1,722.37                  02/01/1998             360
  600118303     MILLER,THOMAS,MARGARET     530626                     $1,305.12                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118289     SWANSON,JUDITH                                                                                $225,000.00    N
  600118290     MOLCHANY,GREGORY,CAROLE                                                                       $196,799.00    N
  600118291     MCKEE,JERRY,BONNIE                                                                            $181,000.00    N
  600118292     ODONNELL,RICHARD                                                                              $135,000.00    N
  600118293     GREGRIO,ALFREDO                                                                               $143,000.00    N
  600118294     GREGRIO,ALFREDO                                                                               $130,000.00    N
  600118296     WILSON,RAYMOND,JULI                                                                           $122,000.00    N
  600118297     VELAZQUEZ,AURELINO,AUGUST                                                                     $140,000.00    N
  600118298     QUARELLI, JR,CHARLES                                                                          $145,000.00    N
  600118299     MOSHENKO,BOB,MARILYN                                                                          $105,000.00    N
  600118300     JUAREZ,ROBERT,FRANCES                                                                         $116,000.00    N
  600118301     BENDA,ARNOLD                                                                                   $84,000.00    N
  600118302     DEHAVEN,KIMBERLY,BRADLE                                                                       $280,000.00    N
  600118303     MILLER,THOMAS,MARGARET                                                                        $225,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118304     KILLICK,GREGORY,LAURIE     3819 ALGONAUT DRIVE        CALABASAS          CA     91302      $179,788.12
  600118305     FORKER,RICHARD             3329 NORTH 45TH STREET     SAN DIEGO          CA     92105       $86,289.44
  600118306     GOODWIN,SIDNEY             3207 EAST FAIRWAY DRIVE    COEUR D'ALENE      ID     83814      $125,923.67
  600118307     NEWELL,JANICE              2768 OLIVE STREET          LEMON GROVE        CA     91945      $120,718.94
  600118308     KEELING/KEELING,DOLORES/R  13361 BLACKBIRD STREET     GARDEN GROVE       CA     92843      $123,922.93
  600118310     NELSON,SCOTT,TINA          2080 BRIDLE CREEK CIRCLE   TRACY              CA     95376      $151,795.34
  600118312     ABEGG,SHELLEY              115 PARKWAY                PROVO              UT     84604      $131,826.72
  600118313     DANCHUK,DAVID,MARY         901 RUSSELL AVENUE         SANTA ROSA         CA     95403       $63,061.55
  600118315     KERWIN,CARRIE              7188 THIRD AVENUE          TAHOMA             CA     96142       $69,517.52
  600118316     GILBERT,ROBERT,ANNE        444 CHELAN DRIVE           VACAVILLE          CA     95687       $97,829.60
  600118317     LANDI,ROBERT,DIANA         6502 SOUTH DAHLIA CIRCLE   LITTLETON          CO     80121      $107,308.24
  600118318     BENDER,HENRY               42921 CALLE LONDE          TEMECULA           CA     92592      $137,248.32
  600118319     CARLOS,HUGO,ESPERANZA      7112 FORBES AVENUE         LOS ANGELES        CA     91406      $127,340.95
  600118320     PARKHURST,DENIS            9611 AND 9615 NOBLE AVENU  LOS ANGELES        CA     91343      $193,745.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118304     KILLICK,GREGORY,LAURIE       8.375      .250    8.125     .0400     8.085     01/01/2028
  600118305     FORKER,RICHARD               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118306     GOODWIN,SIDNEY               8.500      .250    8.250     .0400     8.210     01/01/2028
  600118307     NEWELL,JANICE                8.000      .250    7.750     .0400     7.710     01/01/2028
  600118308     KEELING/KEELING,DOLORES/R    8.375      .250    8.125     .0400     8.085     01/01/2028
  600118310     NELSON,SCOTT,TINA            8.000      .250    7.750     .0400     7.710     12/01/2027
  600118312     ABEGG,SHELLEY                8.125      .250    7.875     .0400     7.835     12/01/2027
  600118313     DANCHUK,DAVID,MARY           8.375      .250    8.125     .0400     8.085     11/01/2027
  600118315     KERWIN,CARRIE                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118316     GILBERT,ROBERT,ANNE          8.750      .250    8.500     .0400     8.460     11/01/2027
  600118317     LANDI,ROBERT,DIANA           8.625      .250    8.375     .0400     8.335     11/01/2027
  600118318     BENDER,HENRY                 8.500      .250    8.250     .0400     8.210     11/01/2027
  600118319     CARLOS,HUGO,ESPERANZA        8.375      .250    8.125     .0400     8.085     12/01/2027
  600118320     PARKHURST,DENIS              8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118304     KILLICK,GREGORY,LAURIE     530647                     $1,368.13                  02/01/1998             360
  600118305     FORKER,RICHARD             530673                       $649.09                  02/01/1998             360
  600118306     GOODWIN,SIDNEY             530678                       $968.83                  02/01/1998             360
  600118307     NEWELL,JANICE              530765                       $886.39                  02/01/1998             360
  600118308     KEELING/KEELING,DOLORES/R  530806                       $942.49                  02/01/1998             360
  600118310     NELSON,SCOTT,TINA          531290                     $1,115.32                  02/01/1998             360
  600118312     ABEGG,SHELLEY              531815                       $980.10                  02/01/1998             360
  600118313     DANCHUK,DAVID,MARY         532163                       $480.37                  02/01/1998             360
  600118315     KERWIN,CARRIE              532291                       $541.34                  02/01/1998             360
  600118316     GILBERT,ROBERT,ANNE        532325                       $770.97                  02/01/1998             360
  600118317     LANDI,ROBERT,DIANA         532829                       $836.12                  02/01/1998             360
  600118318     BENDER,HENRY               534549                     $1,057.26                  02/01/1998             360
  600118319     CARLOS,HUGO,ESPERANZA      534786                       $969.09                  02/01/1998             360
  600118320     PARKHURST,DENIS            534846                     $1,440.44                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118304     KILLICK,GREGORY,LAURIE                                                                        $370,000.00    N
  600118305     FORKER,RICHARD                                                                                $108,000.00    N
  600118306     GOODWIN,SIDNEY                                                                                $189,000.00    N
  600118307     NEWELL,JANICE                                                                                 $151,000.00    N
  600118308     KEELING/KEELING,DOLORES/R                                                                     $155,000.00    N
  600118310     NELSON,SCOTT,TINA                                                                             $202,787.00    N
  600118312     ABEGG,SHELLEY                                                                                 $165,000.00    N
  600118313     DANCHUK,DAVID,MARY                                                                             $79,000.00    N
  600118315     KERWIN,CARRIE                                                                                  $87,000.00    N
  600118316     GILBERT,ROBERT,ANNE                                                                           $122,500.00    N
  600118317     LANDI,ROBERT,DIANA                                                                            $135,000.00    N
  600118318     BENDER,HENRY                                                                                  $162,000.00    N
  600118319     CARLOS,HUGO,ESPERANZA                                                                         $170,000.00    N
  600118320     PARKHURST,DENIS                                                                               $242,500.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118321     BRODA,WIESLAW,KRYSTYN      3331 SOUTH 268TH STREET    KENT               WA     98032      $105,380.55
  600118322     CLEVELAND,SHELBY           5720 SPOKANE RANCH ROAD    EAST HELENA        MT     59635      $103,708.12
  600118323     TIMMINS,PATRICK,HANNEKE    626 YELLOW BRICK ROAD      BELLINGHAM         WA     98226      $156,221.14
  600118324     FERRIN,RICK, JOAN          361 3RD ROAD NORTHEAST     FAIRFIELD          MT     59436      $152,794.00
  600118325     DURHEIM,DAVID G            5022 EAST ORCHARD ROAD     SPOKANE            WA     99207       $78,136.50
  600118326     RAMIREZ,JOSE, MARTINA      303 SOUTH 4TH PLACE        CORNELIUS          OR     97113       $69,329.80
  600118327     MARCHAND,BARBARA           1290 TWO BELLEVUE WAY NOR  BELLEVUE           WA     98004      $131,770.52
  600118329     BOWE,DONALD,MAVIS          2231 BLUECREEK ROAD        ADDY               WA     99101       $64,918.91
  600118330     HALL,RONNIE                11212 AND 11214 KLINE STR  LAKEWOOD           WA     98499       $47,550.47
  600118331     GAOAEN,VALENTIN,SANIAT     19244 SOUTHEAST 49TH STRE  ISSAQUAH           WA     98027      $171,685.19
  600118332     HUBER,WALTER,SANDRA        816 124TH STREET SOUTHWES  EVERETT            WA     98204      $179,667.98
  600118334     FRAZIER,PATRICIA,GEORGE    7201 WEST HIGHWAY 2        SANDPOINT          ID     83864      $109,665.52
  600118336     HALS,HAROLD,LINDA          3091 WANETA ROAD           GRANDVIEW          WA     98930      $108,860.52
  600118337     FARBOUD,JALEH S            1648 185TH AVENUE NORTHEA  BELLEVUE           WA     98008      $199,705.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118321     BRODA,WIESLAW,KRYSTYN        7.875      .250    7.625     .0400     7.585     11/01/2027
  600118322     CLEVELAND,SHELBY             8.750      .250    8.500     .0400     8.460     10/01/2027
  600118323     TIMMINS,PATRICK,HANNEKE      8.500      .250    8.250     .0400     8.210     10/01/2027
  600118324     FERRIN,RICK, JOAN            8.000      .250    7.750     .0400     7.710     12/01/2027
  600118325     DURHEIM,DAVID G              9.125      .250    8.875     .0400     8.835     11/01/2027
  600118326     RAMIREZ,JOSE, MARTINA        8.500      .250    8.250     .0400     8.210     10/01/2027
  600118327     MARCHAND,BARBARA             8.750      .250    8.500     .0400     8.460     11/01/2027
  600118329     BOWE,DONALD,MAVIS            8.375      .250    8.125     .0400     8.085     12/01/2027
  600118330     HALL,RONNIE                  9.250      .250    9.000     .0400     8.960     12/01/2027
  600118331     GAOAEN,VALENTIN,SANIAT       8.500      .250    8.250     .0400     8.210     11/01/2027
  600118332     HUBER,WALTER,SANDRA          9.250      .250    9.000     .0400     8.960     11/01/2027
  600118334     FRAZIER,PATRICIA,GEORGE      7.875      .250    7.625     .0400     7.585     11/01/2027
  600118336     HALS,HAROLD,LINDA            8.250      .250    8.000     .0400     7.960     12/01/2027
  600118337     FARBOUD,JALEH S              8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118321     BRODA,WIESLAW,KRYSTYN      534972                       $765.67                  02/01/1998             360
  600118322     CLEVELAND,SHELBY           535132                       $817.78         2        02/01/1998             360
  600118323     TIMMINS,PATRICK,HANNEKE    535146                     $1,226.42                  02/01/1998             360
  600118324     FERRIN,RICK, JOAN          535210                     $1,122.66                  02/01/1998             360
  600118325     DURHEIM,DAVID G            535235                       $650.91                  02/01/1998             360
  600118326     RAMIREZ,JOSE, MARTINA      535262                       $534.39                  02/01/1998             360
  600118327     MARCHAND,BARBARA           535335                     $1,038.44                  02/01/1998             360
  600118329     BOWE,DONALD,MAVIS          535411                       $494.05                  02/01/1998             360
  600118330     HALL,RONNIE                535440                       $391.59                  02/01/1998             360
  600118331     GAOAEN,VALENTIN,SANIAT     535460                     $1,322.53                  02/01/1998             360
  600118332     HUBER,WALTER,SANDRA        535473                     $1,480.40                  02/01/1998             360
  600118334     FRAZIER,PATRICIA,GEORGE    535521                       $797.58                  02/01/1998             360
  600118336     HALS,HAROLD,LINDA          535603                       $818.88                  02/01/1998             360
  600118337     FARBOUD,JALEH S            535607                     $1,555.58                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118321     BRODA,WIESLAW,KRYSTYN                                                                         $132,000.00    N
  600118322     CLEVELAND,SHELBY                                                                              $115,500.00    N
  600118323     TIMMINS,PATRICK,HANNEKE                                                                       $220,000.00    N
  600118324     FERRIN,RICK, JOAN                                                                             $180,000.00    N
  600118325     DURHEIM,DAVID G                                                                               $100,000.00    N
  600118326     RAMIREZ,JOSE, MARTINA                                                                         $116,000.00    N
  600118327     MARCHAND,BARBARA                                                                              $165,000.00    N
  600118329     BOWE,DONALD,MAVIS                                                                             $140,000.00    N
  600118330     HALL,RONNIE                                                                                    $59,500.00    N
  600118331     GAOAEN,VALENTIN,SANIAT                                                                        $215,000.00    N
  600118332     HUBER,WALTER,SANDRA                                                                           $224,950.00    N
  600118334     FRAZIER,PATRICIA,GEORGE                                                                       $185,000.00    N
  600118336     HALS,HAROLD,LINDA                                                                             $139,000.00    N
  600118337     FARBOUD,JALEH S                                                                               $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118338     BLAKE,MICHAEL,CAREY        535616134TH AVENUE KPN     GIG HARBOR         WA     98329       $85,842.59
  600118339     SCOTT,NEIL,ANNA            5702 PALATINE AVENUE NORT  SEATTLE            WA     98103      $149,770.99
  600118340     KRUEGER,DAVID K.           31A RAPELJE ROAD           COLUMBUS           MT     59019       $99,812.24
  600118341     DISHMAN,ARTHUR,APRIL       2008 DUPORTAIL STREET      RICHLAND           WA     99352       $62,288.69
  600118342     MOORE,MARLYN               510 EAST LONESOME CREEK R  SHELTON            WA     98584       $59,895.68
  600118343     VAFAEEZADEH,ABDULLAH/KATH  13126 NORTHEAST 109TH PLA  KIRKLAND           WA     98033      $143,722.64
  600118344     SCHROEDER,SUSAN            4405 COMMERCIAL STREET     ASTORIA            OR     97103       $71,260.46
  600118346     JOHNSON,JAMES/DEBRA        1024 1ST STREET            CHENEY             WA     99004      $119,864.96
  600118347     PEREZ,SUSAN                4825 BLUE HERON BOULEVARD  WEST RICHLAND      WA     99353       $82,286.21
  600118348     MAZUR,GREG,ROCHELLE        2148 JEFFERSON AVENUE      OGDEN              UT     84401       $75,930.82
  600118349     WILLIAMS,DWIGHT,RUTH       1318 DOGWOOD STREET SE     LACEY              WA     98503       $56,261.11
  600118350     TRICKLE/HANSON,ZOE, GARY   5325 NORTH CONCORD STREET  PORTLAND           OR     97217       $70,427.33
  600118351     HATCHER,JEFFREY            1030 25TH STREET           OGDEN              UT     84401       $67,394.19
  600118355     NEISINGER,DAVID,MARLYS     16721 24TH STREET SOUTHEA  SNOHOMISH          WA     98290      $225,754.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118338     BLAKE,MICHAEL,CAREY          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118339     SCOTT,NEIL,ANNA              9.375      .250    9.125     .0400     9.085     11/01/2027
  600118340     KRUEGER,DAVID K.             8.375      .250    8.125     .0400     8.085     11/01/2027
  600118341     DISHMAN,ARTHUR,APRIL         8.625      .250    8.375     .0400     8.335     11/01/2027
  600118342     MOORE,MARLYN                 8.750      .250    8.500     .0400     8.460     11/01/2027
  600118343     VAFAEEZADEH,ABDULLAH/KATH    8.250      .250    8.000     .0400     7.960     11/01/2027
  600118344     SCHROEDER,SUSAN              8.250      .250    8.000     .0400     7.960     11/01/2027
  600118346     JOHNSON,JAMES/DEBRA          8.875      .250    8.625     .0400     8.585     12/01/2027
  600118347     PEREZ,SUSAN                  7.875      .250    7.625     .0400     7.585     12/01/2027
  600118348     MAZUR,GREG,ROCHELLE          9.250      .250    9.000     .0400     8.960     11/01/2027
  600118349     WILLIAMS,DWIGHT,RUTH         8.625      .250    8.375     .0400     8.335     10/01/2027
  600118350     TRICKLE/HANSON,ZOE, GARY     8.750      .250    8.500     .0400     8.460     11/01/2027
  600118351     HATCHER,JEFFREY              9.250      .250    9.000     .0400     8.960     11/01/2027
  600118355     NEISINGER,DAVID,MARLYS       8.000      .250    7.750     .0400     7.710     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118338     BLAKE,MICHAEL,CAREY        535616                       $661.27                  02/01/1998             360
  600118339     SCOTT,NEIL,ANNA            535626                     $1,247.62                  02/01/1998             360
  600118340     KRUEGER,DAVID K.           535632                       $760.07                  02/01/1998             360
  600118341     DISHMAN,ARTHUR,APRIL       535640                       $485.34                  02/01/1998             360
  600118342     MOORE,MARLYN               535661                       $472.02                  02/01/1998             360
  600118343     VAFAEEZADEH,ABDULLAH/KATH  535714                     $1,081.82                  02/01/1998             360
  600118344     SCHROEDER,SUSAN            535718                       $537.16                  02/01/1998             360
  600118346     JOHNSON,JAMES/DEBRA        535729                       $954.77                  02/01/1998             360
  600118347     PEREZ,SUSAN                535733                       $597.46                  02/01/1998             360
  600118348     MAZUR,GREG,ROCHELLE        535741                       $625.64         1        02/01/1998             360
  600118349     WILLIAMS,DWIGHT,RUTH       535744                       $438.67                  02/01/1998             360
  600118350     TRICKLE/HANSON,ZOE, GARY   535745                       $555.02                  02/01/1998             360
  600118351     HATCHER,JEFFREY            535758                       $555.31         1        02/01/1998             360
  600118355     NEISINGER,DAVID,MARLYS     535795                     $1,661.24                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118338     BLAKE,MICHAEL,CAREY                                                                           $120,000.00    N
  600118339     SCOTT,NEIL,ANNA                                                                               $243,000.00    N
  600118340     KRUEGER,DAVID K.                                                                              $176,500.00    N
  600118341     DISHMAN,ARTHUR,APRIL                                                                           $78,000.00    N
  600118342     MOORE,MARLYN                                                                                  $111,000.00    N
  600118343     VAFAEEZADEH,ABDULLAH/KATH                                                                     $180,000.00    N
  600118344     SCHROEDER,SUSAN                                                                               $110,000.00    N
  600118346     JOHNSON,JAMES/DEBRA                                                                           $150,000.00    N
  600118347     PEREZ,SUSAN                                                                                   $103,000.00    N
  600118348     MAZUR,GREG,ROCHELLE                                                                            $84,500.00    N
  600118349     WILLIAMS,DWIGHT,RUTH                                                                           $94,000.00    N
  600118350     TRICKLE/HANSON,ZOE, GARY                                                                       $83,000.00    N
  600118351     HATCHER,JEFFREY                                                                                $75,000.00    N
  600118355     NEISINGER,DAVID,MARLYS                                                                        $283,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118356     SCHWARZ,TAD                5 CASCADE COURT NORTHEAST  BELLINGHAM         WA     98226       $92,343.27
  600118358     KINZIE,KAREN               2417 ORLEANS STREET        BELLINGHAM         WA     98226       $72,168.70
  600118360     PETERSON,KENNETH L,VIRGI   338 NORTH SECOND AVENUE    SEQUIM             WA     98382       $44,224.94
  600118361     FOLTS/DIBLER,ALLEN/MARY S  10020 JUSTIN COURT         HAYDEN             ID     83835       $59,875.32
  600118362     BURKHART,MAXINE            4849 ERLANDS POINT ROAD N  BREMERTON          WA     98312       $79,894.98
  600118363     INGRAHAM,DAVID             3583 NE BROADWAY STREET    PORTLAND           OR     97232      $108,329.94
  600118364     SMITH,DAVID, ANNETTE       2020 HOLLY AVENUE          EUGENE             OR     97408       $87,850.89
  600118365     APPLE,EARL, ALDA           114 EDGEWOOD DRIVE         NEWBERG            OR     97132      $148,534.55
  600118368     MOUNT,HAROLD,VICTORIA      6001 CRYSTAL VIEW DRIVE    ORLANDO            FL     32819      $125,234.59
  600118369     LEBOFFE,DANIEL             2943 EAST BECK LANE        PHOENIX            AZ     85032       $83,850.15
  600118370     GRAMMER,CYNTHIA            9818 NORTH 1ST STREET      PHOENIX            AZ     85020       $50,588.42
  600118371     JACKSON,HOWARD,PATRICIA    686 EAST KYLE DRIVE        GILBERT            AZ     85296       $94,279.19
  600118373     TEW,STEPHEN,CINDY          2112 NORTH ISABEL STREET   FLAGSTAFF          AZ     86004      $147,429.54
  600118374     WEYRICK,CORINNE,VICTOR     4111 HALF MOON CIRCLE      SILVER CITY        NM     88061      $107,861.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118356     SCHWARZ,TAD                  8.875      .250    8.625     .0400     8.585     11/01/2027
  600118358     KINZIE,KAREN                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600118360     PETERSON,KENNETH L,VIRGI     8.875      .250    8.625     .0400     8.585     11/01/2027
  600118361     FOLTS/DIBLER,ALLEN/MARY S    7.875      .250    7.625     .0400     7.585     11/01/2027
  600118362     BURKHART,MAXINE              8.125      .250    7.875     .0400     7.835     12/01/2027
  600118363     INGRAHAM,DAVID               9.250      .250    9.000     .0400     8.960     11/01/2027
  600118364     SMITH,DAVID, ANNETTE         8.875      .250    8.625     .0400     8.585     11/01/2027
  600118365     APPLE,EARL, ALDA             8.625      .250    8.375     .0400     8.335     11/01/2027
  600118368     MOUNT,HAROLD,VICTORIA        8.125      .250    7.875     .0400     7.835     12/01/2027
  600118369     LEBOFFE,DANIEL               8.625      .250    8.375     .0400     8.335     11/01/2027
  600118370     GRAMMER,CYNTHIA              8.500      .250    8.250     .0400     8.210     12/01/2027
  600118371     JACKSON,HOWARD,PATRICIA      8.250      .250    8.000     .0400     7.960     12/01/2027
  600118373     TEW,STEPHEN,CINDY            8.750      .250    8.500     .0400     8.460     12/01/2027
  600118374     WEYRICK,CORINNE,VICTOR       8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118356     SCHWARZ,TAD                535796                       $735.97                  02/01/1998             360
  600118358     KINZIE,KAREN               535806                       $574.85                  02/01/1998             360
  600118360     PETERSON,KENNETH L,VIRGI   535810                       $352.47                  02/01/1998             360
  600118361     FOLTS/DIBLER,ALLEN/MARY S  535815                       $435.04                  02/01/1998             360
  600118362     BURKHART,MAXINE            535863                       $594.00                  02/01/1998             360
  600118363     INGRAHAM,DAVID             535880                       $892.60                  02/01/1998             360
  600118364     SMITH,DAVID, ANNETTE       535896                       $700.17                  02/01/1998             360
  600118365     APPLE,EARL, ALDA           535897                     $1,157.35                  02/01/1998             360
  600118368     MOUNT,HAROLD,VICTORIA      536700                       $931.83                  02/01/1998             360
  600118369     LEBOFFE,DANIEL             537055                       $653.34                  02/01/1998             360
  600118370     GRAMMER,CYNTHIA            537293                       $389.45                  02/01/1998             360
  600118371     JACKSON,HOWARD,PATRICIA    537305                       $709.20                  02/01/1998             360
  600118373     TEW,STEPHEN,CINDY          537369                     $1,161.17                  02/01/1998             360
  600118374     WEYRICK,CORINNE,VICTOR     537392                       $811.37                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118356     SCHWARZ,TAD                                                                                   $120,000.00    N
  600118358     KINZIE,KAREN                                                                                   $85,000.00    N
  600118360     PETERSON,KENNETH L,VIRGI                                                                       $55,400.00    N
  600118361     FOLTS/DIBLER,ALLEN/MARY S                                                                     $105,000.00    N
  600118362     BURKHART,MAXINE                                                                               $250,000.00    N
  600118363     INGRAHAM,DAVID                                                                                $155,000.00    N
  600118364     SMITH,DAVID, ANNETTE                                                                          $110,000.00    N
  600118365     APPLE,EARL, ALDA                                                                              $186,000.00    N
  600118368     MOUNT,HAROLD,VICTORIA                                                                         $157,000.00    N
  600118369     LEBOFFE,DANIEL                                                                                $130,000.00    N
  600118370     GRAMMER,CYNTHIA                                                                                $67,500.00    N
  600118371     JACKSON,HOWARD,PATRICIA                                                                       $118,011.00    N
  600118373     TEW,STEPHEN,CINDY                                                                             $184,500.00    N
  600118374     WEYRICK,CORINNE,VICTOR                                                                        $135,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118377     OLSEN,WENDY                8328 EAST SAN SALVADOR DR  SCOTTSDALE         AZ     85258      $159,505.74
  600118379     KARIS,PAUL,MARY            17421 NORTH 83RD DRIVE     PEORIA             AZ     85382      $136,310.72
  600118380     ADLER,ANN                  3245 EAST KRISTAL WAY      PHOENIX            AZ     85024      $103,912.73
  600118381     CHONG,GAYLE                8241 EAST ORANGE BLOSSOM   SCOTTSDALE         AZ     85250       $83,447.00
  600118382     EPHRIAM,EPHRIAM,CAROL      6421 EAST CAMINO SANTO     SCOTTSDALE         AZ     85254      $107,858.22
  600118383     STUCKER,LEWIS,LORI         1532 NORTH POWER ROAD      MESA               AZ     85205      $120,548.60
  600118385     ROTHSCHILLER,LYNN,LINDA    4885 EAST SHIPROCK STREET  APACHE JUNCTION    AZ     85219       $54,929.61
  600118386     RATONY,MARK                803 EAST MILLER ROAD       PAYSON             AZ     85541       $49,908.48
  600118387     ALVAREZ,RAFAEL,JUANA       2830 NORTH 57TH DRIVE      PHOENIX            AZ     85035       $47,417.41
  600118388     FISHER,JERRY,BONNIE        1255 JAGUAR LANE           MUNDS PARK         AZ     86017      $116,974.27
  600118389     JEPSON,OLIVIA              17835 NORTH 39TH AVENUE    GLENDALE           AZ     85308       $83,742.46
  600118393     ODELL,DENNIS,LISA          1133 EAST MONONA DRIVE     PHOENIX            AZ     85024      $135,529.89
  600118394     BREWER,JOSEPH              6637 EAST BELLEVIEW STREE  SCOTTSDALE         AZ     85257       $63,631.96
  600118395     GRAVER,FREDERICK,OLGA      10101 NORTH 91ST AVENUE    PEORIA             AZ     85345       $45,541.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118377     OLSEN,WENDY                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600118379     KARIS,PAUL,MARY              7.875      .250    7.625     .0400     7.585     12/01/2027
  600118380     ADLER,ANN                    8.500      .250    8.250     .0400     8.210     12/01/2027
  600118381     CHONG,GAYLE                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600118382     EPHRIAM,EPHRIAM,CAROL        8.125      .250    7.875     .0400     7.835     12/01/2027
  600118383     STUCKER,LEWIS,LORI           8.375      .250    8.125     .0400     8.085     12/01/2027
  600118385     ROTHSCHILLER,LYNN,LINDA      8.250      .250    8.000     .0400     7.960     12/01/2027
  600118386     RATONY,MARK                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600118387     ALVAREZ,RAFAEL,JUANA         8.750      .250    8.500     .0400     8.460     11/01/2027
  600118388     FISHER,JERRY,BONNIE          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118389     JEPSON,OLIVIA                8.375      .250    8.125     .0400     8.085     11/01/2027
  600118393     ODELL,DENNIS,LISA            8.375      .250    8.125     .0400     8.085     12/01/2027
  600118394     BREWER,JOSEPH                9.125      .250    8.875     .0400     8.835     12/01/2027
  600118395     GRAVER,FREDERICK,OLGA        8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118377     OLSEN,WENDY                537429                     $1,230.26                  02/01/1998             360
  600118379     KARIS,PAUL,MARY            537433                       $990.44                  02/01/1998             360
  600118380     ADLER,ANN                  537440                       $801.21         2        02/01/1998             360
  600118381     CHONG,GAYLE                537444                       $642.81         2        02/01/1998             360
  600118382     EPHRIAM,EPHRIAM,CAROL      537461                       $801.90         2        02/01/1998             360
  600118383     STUCKER,LEWIS,LORI         537469                       $918.17                  02/01/1998             360
  600118385     ROTHSCHILLER,LYNN,LINDA    537481                       $413.20                  02/01/1998             360
  600118386     RATONY,MARK                537486                       $384.46                  02/01/1998             360
  600118387     ALVAREZ,RAFAEL,JUANA       537487                       $373.68                  02/01/1998             360
  600118388     FISHER,JERRY,BONNIE        537491                       $880.48                  02/01/1998             360
  600118389     JEPSON,OLIVIA              537493                       $637.70                  02/01/1998             360
  600118393     ODELL,DENNIS,LISA          537517                     $1,032.18         2        02/01/1998             360
  600118394     BREWER,JOSEPH              537520                       $518.28                  02/01/1998             360
  600118395     GRAVER,FREDERICK,OLGA      537521                       $342.58                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118377     OLSEN,WENDY                                                                                   $200,000.00    N
  600118379     KARIS,PAUL,MARY                                                                               $171,000.00    N
  600118380     ADLER,ANN                                                                                     $115,811.00    N
  600118381     CHONG,GAYLE                                                                                    $92,900.00    N
  600118382     EPHRIAM,EPHRIAM,CAROL                                                                         $120,000.00    N
  600118383     STUCKER,LEWIS,LORI                                                                            $151,000.00    N
  600118385     ROTHSCHILLER,LYNN,LINDA                                                                       $138,000.00    N
  600118386     RATONY,MARK                                                                                   $143,500.00    N
  600118387     ALVAREZ,RAFAEL,JUANA                                                                           $63,900.00    N
  600118388     FISHER,JERRY,BONNIE                                                                           $146,500.00    N
  600118389     JEPSON,OLIVIA                                                                                 $104,900.00    N
  600118393     ODELL,DENNIS,LISA                                                                             $142,960.00    N
  600118394     BREWER,JOSEPH                                                                                  $82,000.00    N
  600118395     GRAVER,FREDERICK,OLGA                                                                          $57,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118397     SOZA,MARCOS,DIANE          6579 WEST ORAIBI DRIVE     GLENDALE           AZ     85308      $157,976.75
  600118398     DE LA CRUZ,DIONICIO        3408 NORTH 70TH DRIVE      PHOENIX            AZ     85033       $93,536.49
  600118399     WALDREP,ROGER              8157 WEST MARYLAND AVENUE  GLENDALE           AZ     85303       $83,755.63
  600118401     WINDLE,CINDY               3845 ORLOFF DRIVE          PINE               AZ     85544       $74,906.45
  600118402     FISCHER/LINDAHL,ROBERT/DO  2301 EAST NISBET ROAD      PHOENIX            AZ     85022       $68,482.85
  600118403     CHANG,KUO,CHEN             9026 NORTH 83RD PLACE      SCOTTSDALE         AZ     85258      $215,950.31
  600118404     ABE,KENNETH,SANDRA         7101 WEST BEARDSLEY ROAD   GLENDALE           AZ     85308       $77,508.05
  600118405     GOSCINSKI,BAXTE,KENNETH,C  331 NORTH SIGNAL BUTTE RO  APACHE JUNCTION    AZ     85220      $100,443.66
  600118407     TRACHTENBERG,JOEL, PATRIC  842 PATTI LANE             SHOW LOW           AZ     85901       $59,925.16
  600118408     SHOPE,HERBERT,ELIZABE      1923 EAST ELLIS CIRCLE     MESA               AZ     85203      $131,758.38
  600118409     ROMAO,FRANK                10640 NORTH 7TH PLACE      PHOENIX            AZ     85020      $116,192.34
  600118410     ORTON,MARK                 910 NORTH GRANT            SILVER CITY        NM     88061       $71,015.74
  600118411     HEALEY,MICHAEL             8720 NORTH 67TH DRIVE      GLENDALE           AZ     85345       $50,984.42
  600118412     TOUSLEY,ROY,MYRNA          3038 EAST HOLMES AVENUE    MESA               AZ     85204      $134,228.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118397     SOZA,MARCOS,DIANE            8.375      .250    8.125     .0400     8.085     11/01/2027
  600118398     DE LA CRUZ,DIONICIO          8.875      .250    8.625     .0400     8.585     11/01/2027
  600118399     WALDREP,ROGER                8.875      .250    8.625     .0400     8.585     12/01/2027
  600118401     WINDLE,CINDY                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118402     FISCHER/LINDAHL,ROBERT/DO    8.875      .250    8.625     .0400     8.585     12/01/2027
  600118403     CHANG,KUO,CHEN               8.750      .250    8.500     .0400     8.460     12/01/2027
  600118404     ABE,KENNETH,SANDRA           8.625      .250    8.375     .0400     8.335     12/01/2027
  600118405     GOSCINSKI,BAXTE,KENNETH,C    8.875      .250    8.625     .0400     8.585     01/01/2028
  600118407     TRACHTENBERG,JOEL, PATRIC    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118408     SHOPE,HERBERT,ELIZABE        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118409     ROMAO,FRANK                  8.625      .250    8.375     .0400     8.335     11/01/2027
  600118410     ORTON,MARK                   8.625      .250    8.375     .0400     8.335     12/01/2027
  600118411     HEALEY,MICHAEL               8.875      .250    8.625     .0400     8.585     11/01/2027
  600118412     TOUSLEY,ROY,MYRNA            8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118397     SOZA,MARCOS,DIANE          537527                     $1,203.19         2        02/01/1998             360
  600118398     DE LA CRUZ,DIONICIO        537528                       $793.66         2        02/01/1998             360
  600118399     WALDREP,ROGER              537543                       $667.15                  02/01/1998             360
  600118401     WINDLE,CINDY               537550                       $570.05                  02/01/1998             360
  600118402     FISCHER/LINDAHL,ROBERT/DO  537565                       $545.49                  02/01/1998             360
  600118403     CHANG,KUO,CHEN             537567                     $1,700.85         2        02/01/1998             360
  600118404     ABE,KENNETH,SANDRA         537568                       $603.56                  02/01/1998             360
  600118405     GOSCINSKI,BAXTE,KENNETH,C  537579                       $799.62                  02/01/1998             360
  600118407     TRACHTENBERG,JOEL, PATRIC  537586                       $456.04                  02/01/1998             360
  600118408     SHOPE,HERBERT,ELIZABE      537641                     $1,014.97                  02/01/1998             360
  600118409     ROMAO,FRANK                537644                       $905.35                  02/01/1998             360
  600118410     ORTON,MARK                 537646                       $553.01         2        02/01/1998             360
  600118411     HEALEY,MICHAEL             537647                       $407.37                  02/01/1998             360
  600118412     TOUSLEY,ROY,MYRNA          537650                     $1,009.70                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118397     SOZA,MARCOS,DIANE                                                                             $166,666.00    N
  600118398     DE LA CRUZ,DIONICIO                                                                           $105,000.00    N
  600118399     WALDREP,ROGER                                                                                 $121,818.00    N
  600118401     WINDLE,CINDY                                                                                  $105,000.00    N
  600118402     FISCHER/LINDAHL,ROBERT/DO                                                                      $85,700.00    N
  600118403     CHANG,KUO,CHEN                                                                                $227,625.00    N
  600118404     ABE,KENNETH,SANDRA                                                                             $97,000.00    N
  600118405     GOSCINSKI,BAXTE,KENNETH,C                                                                     $135,000.00    N
  600118407     TRACHTENBERG,JOEL, PATRIC                                                                     $123,500.00    N
  600118408     SHOPE,HERBERT,ELIZABE                                                                         $165,000.00    N
  600118409     ROMAO,FRANK                                                                                   $145,500.00    N
  600118410     ORTON,MARK                                                                                     $79,000.00    N
  600118411     HEALEY,MICHAEL                                                                                 $64,000.00    N
  600118412     TOUSLEY,ROY,MYRNA                                                                             $168,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118413     FILLEUL,PHILIP,SUZANN      3110 EAST SENECA STREET    TUCSON             AZ     85716       $71,912.45
  600118416     MATTEO,RICARDO             6712 EAST SHARON DRIVE     SCOTTSDALE         AZ     85254      $127,028.73
  600118417     HULS,ERNEST,DOROTHY        5416 EAST EMILE ZOLA AVEN  SCOTTSDALE         AZ     85254      $197,759.25
  600118418     TURNER,ANITA               2417 EAST INVERNESS AVENU  MESA               AZ     85204       $80,798.84
  600118419     ESHE,LUCILLE               1902 BLACKFOOT CIRCLE      HEBER              AZ     85928       $68,438.38
  600118420     LIZANICH,MONICA            2312 EAST WILLIAMS DRIVE   PHOENIX            AZ     85024      $116,932.69
  600118421     SORRELLS,ADAM              1511 WEST SACRAMENTO       CHICO              CA     95926       $89,727.70
  600118423     CABAN,WILLIAM J            3395 FRANKLIN AVENUE       MIAMI              FL     33133      $127,000.65
  600118426     NESBITT,DAVID,NANCY        521 WILLIAMSON PLACE       CORPUS CHRISTI     TX     78411       $63,568.66
  600118427     MASTROIANNI,DONALD         3 GINA DRIVE               CENTERPORT         NY     11725      $199,416.21
  600118428     SHIPKOSKI,MICHAEL,MARGARE  16 HILDRETH STREET         SAG HARBOR         NY     11963      $151,015.90
  600118429     HANSEN,S,DEANN             11911 SOUTH 3085 WEST      RIVERTON           UT     84065      $159,495.74
  600118430     SINGH,BALKER               2893 CORDA DRIVE           SAN JOSE           CA     95122      $159,469.52
  600118431     KLESSIG,PAUL               4982 BELLA COLLINA STREET  OCEANSIDE          CA     92056      $158,610.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118413     FILLEUL,PHILIP,SUZANN        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118416     MATTEO,RICARDO               8.000      .250    7.750     .0400     7.710     12/01/2027
  600118417     HULS,ERNEST,DOROTHY          8.500      .250    8.250     .0400     8.210     12/01/2027
  600118418     TURNER,ANITA                 8.500      .250    8.250     .0400     8.210     12/01/2027
  600118419     ESHE,LUCILLE                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600118420     LIZANICH,MONICA              8.750      .250    8.500     .0400     8.460     01/01/2028
  600118421     SORRELLS,ADAM                9.000      .250    8.750     .0400     8.710     09/01/2027
  600118423     CABAN,WILLIAM J              9.250      .250    9.000     .0400     8.960     11/01/2027
  600118426     NESBITT,DAVID,NANCY          8.875      .250    8.625     .0400     8.585     09/01/2027
  600118427     MASTROIANNI,DONALD           8.750      .250    8.500     .0400     8.460     09/01/2027
  600118428     SHIPKOSKI,MICHAEL,MARGARE    8.375      .250    8.125     .0400     8.085     11/01/2027
  600118429     HANSEN,S,DEANN               8.375      .250    8.125     .0400     8.085     09/01/2027
  600118430     SINGH,BALKER                 8.125      .250    7.875     .0400     7.835     09/01/2027
  600118431     KLESSIG,PAUL                 8.500      .250    8.250     .0400     8.210     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118413     FILLEUL,PHILIP,SUZANN      537668                       $553.62                  02/01/1998             360
  600118416     MATTEO,RICARDO             537674                       $933.35                  02/01/1998             360
  600118417     HULS,ERNEST,DOROTHY        537676                     $1,522.45         2        02/01/1998             360
  600118418     TURNER,ANITA               537679                       $622.05         2        02/01/1998             360
  600118419     ESHE,LUCILLE               537685                       $545.41         2        02/01/1998             360
  600118420     LIZANICH,MONICA            537699                       $920.44         2        02/01/1998             360
  600118421     SORRELLS,ADAM              537916                       $725.61        12        02/01/1998             360
  600118423     CABAN,WILLIAM J            538013                     $1,046.44                  02/01/1998             360
  600118426     NESBITT,DAVID,NANCY        538078                       $507.22                  02/01/1998             360
  600118427     MASTROIANNI,DONALD         538079                     $1,573.40                  02/01/1998             360
  600118428     SHIPKOSKI,MICHAEL,MARGARE  538125                     $1,149.99                  02/01/1998             360
  600118429     HANSEN,S,DEANN             538170                     $1,216.12                  02/01/1998             360
  600118430     SINGH,BALKER               538190                     $1,188.00                  02/01/1998             360
  600118431     KLESSIG,PAUL               538201                     $1,222.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118413     FILLEUL,PHILIP,SUZANN                                                                          $90,000.00    N
  600118416     MATTEO,RICARDO                                                                                $159,000.00    N
  600118417     HULS,ERNEST,DOROTHY                                                                           $220,000.00    N
  600118418     TURNER,ANITA                                                                                   $89,900.00    N
  600118419     ESHE,LUCILLE                                                                                   $84,500.00    N
  600118420     LIZANICH,MONICA                                                                               $130,000.00    N
  600118421     SORRELLS,ADAM                                                                                 $100,200.00    N
  600118423     CABAN,WILLIAM J                                                                               $159,000.00    N
  600118426     NESBITT,DAVID,NANCY                                                                            $85,000.00    N
  600118427     MASTROIANNI,DONALD                                                                            $325,000.00    N
  600118428     SHIPKOSKI,MICHAEL,MARGARE                                                                     $190,000.00    N
  600118429     HANSEN,S,DEANN                                                                                $230,000.00    N
  600118430     SINGH,BALKER                                                                                  $200,000.00    N
  600118431     KLESSIG,PAUL                                                                                  $212,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118432     TAMASHIRO,MARIO,GLORIA     2919 ELENA AVENUE          WEST COVINA        CA     91792      $187,924.50
  600118433     HEALEY,LAURETTE            5641 SALOMA AVENUE         LOS ANGELES        CA     91411      $111,732.65
  600118434     SAMUELS,RAE, JACK          2526 EAST GARFIELD AVENUE  ORANGE             CA     92867      $143,671.90
  600118435     CALLAHAN,MARY F.           E 37 SCOTTY HOLLOW DR.     NORTH CHELMSFOR    MA     01863       $94,778.95
  600118436     EGGERS,FRITZ, ELIZABET     13201 SEQUOIA COURT        CHINO              CA     91710      $163,343.58
  600118437     HODGES,SUSAN               977 LOBELIA LANE           SAN LUIS OBISPO    CA     93401      $127,736.40
  600118438     MAISTERRENA,MIGUEL,ANITA   13210 SAN ANTONIO AVE      CHINO              CA     91710      $132,544.21
  600118439     BAUMANN,WERNER, GISELA     145 ROMBOUT AVENUE         BEACON             NY     12508      $127,609.65
  600118440     VAKA,JOHN,CLAIRE           360 GROVE STREET           MARSHFIELD         MA     02050       $81,802.82
  600118441     DEL ROSARIO,FERDINAND,EVE  7555 CLAIRE AVENUE         LOS ANGELES (RE    CA     91335      $103,888.88
  600118443     HERBERT,NANCY ANN          236 ILENE DRIVE            PLEASANT HILL      CA     94523      $164,329.83
  600118444     WOLFE,RICHARD GENE         5 TORY COURT               BEDMINSTER         NJ     07921      $141,436.80
  600118445     NUNEZ,ANGEL                11996 GLENMORE DRIVE       CORAL SPRINGS      FL     33071      $206,965.24
  600118446     ADAMS,MARC, DOROTHY        31039 DEL REY ROAD         TEMECULA           CA     92591      $122,420.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118432     TAMASHIRO,MARIO,GLORIA       8.750      .250    8.500     .0400     8.460     10/01/2027
  600118433     HEALEY,LAURETTE              8.625      .250    8.375     .0400     8.335     10/01/2027
  600118434     SAMUELS,RAE, JACK            8.000      .250    7.750     .0400     7.710     11/01/2027
  600118435     CALLAHAN,MARY F.             8.750      .250    8.500     .0400     8.460     10/01/2027
  600118436     EGGERS,FRITZ, ELIZABET       9.250      .250    9.000     .0400     8.960     11/01/2027
  600118437     HODGES,SUSAN                 8.500      .250    8.250     .0400     8.210     10/01/2027
  600118438     MAISTERRENA,MIGUEL,ANITA     8.250      .250    8.000     .0400     7.960     11/01/2027
  600118439     BAUMANN,WERNER, GISELA       8.750      .250    8.500     .0400     8.460     11/01/2027
  600118440     VAKA,JOHN,CLAIRE             8.625      .250    8.375     .0400     8.335     10/01/2027
  600118441     DEL ROSARIO,FERDINAND,EVE    9.125      .250    8.875     .0400     8.835     12/01/2027
  600118443     HERBERT,NANCY ANN            8.125      .250    7.875     .0400     7.835     10/01/2027
  600118444     WOLFE,RICHARD GENE           9.000      .250    8.750     .0400     8.710     10/01/2027
  600118445     NUNEZ,ANGEL                  8.250      .250    8.000     .0400     7.960     10/01/2027
  600118446     ADAMS,MARC, DOROTHY          8.875      .250    8.625     .0400     8.585     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118432     TAMASHIRO,MARIO,GLORIA     538203                     $1,488.44                  02/01/1998             360
  600118433     HEALEY,LAURETTE            538256                       $871.12                  02/01/1998             360
  600118434     SAMUELS,RAE, JACK          538321                     $1,056.62                  02/01/1998             360
  600118435     CALLAHAN,MARY F.           538322                       $747.37                  02/01/1998             360
  600118436     EGGERS,FRITZ, ELIZABET     538334                     $1,345.90        12        02/01/1998             360
  600118437     HODGES,SUSAN               538338                       $984.59                  02/01/1998             360
  600118438     MAISTERRENA,MIGUEL,ANITA   538339                       $997.68                  02/01/1998             360
  600118439     BAUMANN,WERNER, GISELA     538347                     $1,006.98                  02/01/1998             360
  600118440     VAKA,JOHN,CLAIRE           538356                       $637.79                  02/01/1998             360
  600118441     DEL ROSARIO,FERDINAND,EVE  538359                       $846.18                  02/01/1998             360
  600118443     HERBERT,NANCY ANN          538364                     $1,225.12                  02/01/1998             360
  600118444     WOLFE,RICHARD GENE         538372                     $1,140.55         2        02/01/1998             360
  600118445     NUNEZ,ANGEL                538373                     $1,558.88                  02/01/1998             360
  600118446     ADAMS,MARC, DOROTHY        538391                       $976.26                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118432     TAMASHIRO,MARIO,GLORIA                                                                        $236,500.00    N
  600118433     HEALEY,LAURETTE                                                                               $140,000.00    N
  600118434     SAMUELS,RAE, JACK                                                                             $215,000.00    N
  600118435     CALLAHAN,MARY F.                                                                              $118,750.00    N
  600118436     EGGERS,FRITZ, ELIZABET                                                                        $182,000.00    N
  600118437     HODGES,SUSAN                                                                                  $197,000.00    N
  600118438     MAISTERRENA,MIGUEL,ANITA                                                                      $166,000.00    N
  600118439     BAUMANN,WERNER, GISELA                                                                        $160,000.00    N
  600118440     VAKA,JOHN,CLAIRE                                                                              $196,000.00    N
  600118441     DEL ROSARIO,FERDINAND,EVE                                                                     $150,000.00    N
  600118443     HERBERT,NANCY ANN                                                                             $218,000.00    N
  600118444     WOLFE,RICHARD GENE                                                                            $157,500.00    N
  600118445     NUNEZ,ANGEL                                                                                   $275,000.00    N
  600118446     ADAMS,MARC, DOROTHY                                                                           $163,600.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118447     BAIN/MCGOWAN,DANIEL,PATRI  3799 HARRISON STREET       OAKLAND            CA     94611      $181,803.66
  600118452     LEON,ROBERT, MAYRET        230 WESTMINSTER PLACE      LODI               NJ     07644      $173,697.47
  600118454     JAFFE,BARBARA              129 LA MANCHA WAY          SONOMA             CA     95476      $114,421.80
  600118455     SMITH,CLARIS,BETTY         235 SHETLAND CIRCLE        RENO               NV     89506       $84,813.25
  600118457     MILLER,ANTHONY COLE        126 JEFFRY RANCH CT.       CLAYTON            CA     94517      $210,651.65
  600118459     DENNEY,MARK                290 DONAHUE STREET         SAUSALITO          CA     94965      $194,624.36
  600118460     SIEBERT,RUDY               35703 CALLE MONTIEGO       CATHEDRAL CITY     CA     92234       $63,882.85
  600118461     LING,YI MING,XIU-CHA       617-619-621-623 OAK STREE  SONOMA             CA     95476      $195,612.75
  600118462     CAMPOS,MARCO A             3135 MAPLE AVENUE #3       OAKLAND            CA     94602      $181,666.89
  600118464     BOWENS,WILLIAM, NANCY      401 RAMONA AVENUE          MONTEREY           CA     93940      $186,224.81
  600118465     BALABANIAN,SETRAK          1866 CHESSON STREET        DUARTE             CA     91010      $115,688.62
  600118466     EVANS,JACK, MARY           16 TRAWLER                 LAGUNA NIGUEL      CA     92677      $178,863.52
  600118468     FOWBLE,ROGER               16505 OAKWOOD WAY          PINE MOUNTAIN C    CA     93222       $43,118.88
  600118469     ENGLEMANN,BERNADETTE       707 WEST LA VERNE STREET   ANAHEIM            CA     92805      $109,777.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118447     BAIN/MCGOWAN,DANIEL,PATRI    8.500      .250    8.250     .0400     8.210     10/01/2027
  600118452     LEON,ROBERT, MAYRET          8.750      .250    8.500     .0400     8.460     11/01/2027
  600118454     JAFFE,BARBARA                8.375      .250    8.125     .0400     8.085     10/01/2027
  600118455     SMITH,CLARIS,BETTY           9.125      .250    8.875     .0400     8.835     11/01/2027
  600118457     MILLER,ANTHONY COLE          9.000      .250    8.750     .0400     8.710     11/01/2027
  600118459     DENNEY,MARK                  8.250      .250    8.000     .0400     7.960     11/01/2027
  600118460     SIEBERT,RUDY                 8.500      .250    8.250     .0400     8.210     11/01/2027
  600118461     LING,YI MING,XIU-CHA         8.125      .250    7.875     .0400     7.835     11/01/2027
  600118462     CAMPOS,MARCO A               8.500      .250    8.250     .0400     8.210     11/01/2027
  600118464     BOWENS,WILLIAM, NANCY        8.625      .250    8.375     .0400     8.335     11/01/2027
  600118465     BALABANIAN,SETRAK            8.250      .250    8.000     .0400     7.960     11/10/2027
  600118466     EVANS,JACK, MARY             8.375      .250    8.125     .0400     8.085     11/01/2027
  600118468     FOWBLE,ROGER                 8.375      .250    8.125     .0400     8.085     11/01/2027
  600118469     ENGLEMANN,BERNADETTE         8.000      .250    7.750     .0400     7.710     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118447     BAIN/MCGOWAN,DANIEL,PATRI  538442                     $1,401.34                  02/01/1998             360
  600118452     LEON,ROBERT, MAYRET        538541                     $1,368.86                  02/01/1998             360
  600118454     JAFFE,BARBARA              538619                       $871.80                  02/01/1998             360
  600118455     SMITH,CLARIS,BETTY         538621                       $691.59                  02/01/1998             360
  600118457     MILLER,ANTHONY COLE        538631                     $1,697.75                  02/01/1998             360
  600118459     DENNEY,MARK                538652                     $1,464.97                  02/01/1998             360
  600118460     SIEBERT,RUDY               538654                       $492.10                  02/01/1998             360
  600118461     LING,YI MING,XIU-CHA       538669                     $1,455.29                  02/01/1998             360
  600118462     CAMPOS,MARCO A             538671                     $1,399.42                  02/01/1998             360
  600118464     BOWENS,WILLIAM, NANCY      538686                     $1,454.47                  02/01/1998             360
  600118465     BALABANIAN,SETRAK          538727                       $878.98         2        02/01/1998             360
  600118466     EVANS,JACK, MARY           538739                     $1,362.05                  02/01/1998             360
  600118468     FOWBLE,ROGER               538749                       $328.35        12        02/01/1998             360
  600118469     ENGLEMANN,BERNADETTE       538791                       $807.14                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118447     BAIN/MCGOWAN,DANIEL,PATRI                                                                     $243,000.00    N
  600118452     LEON,ROBERT, MAYRET                                                                           $232,000.00    N
  600118454     JAFFE,BARBARA                                                                                 $152,950.00    N
  600118455     SMITH,CLARIS,BETTY                                                                            $210,000.00    N
  600118457     MILLER,ANTHONY COLE                                                                           $265,000.00    N
  600118459     DENNEY,MARK                                                                                   $260,000.00    N
  600118460     SIEBERT,RUDY                                                                                   $80,000.00    N
  600118461     LING,YI MING,XIU-CHA                                                                          $245,000.00    N
  600118462     CAMPOS,MARCO A                                                                                $300,000.00    N
  600118464     BOWENS,WILLIAM, NANCY                                                                         $250,000.00    N
  600118465     BALABANIAN,SETRAK                                                                             $130,000.00    N
  600118466     EVANS,JACK, MARY                                                                              $224,000.00    N
  600118468     FOWBLE,ROGER                                                                                   $48,000.00    N
  600118469     ENGLEMANN,BERNADETTE                                                                          $140,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118471     TREACY,CAROL               994 DANIEL DRIVE           PETALUMA           CA     94954      $136,749.25
  600118472     REED,MERLE, SHARON         22632 CASS AVENUE          WOODLAND HILLS     CA     91364      $197,628.23
  600118473     SLUPSKY,LINDA              304 N WAVERLY STREET       ORANGE             CA     92612      $104,817.42
  600118474     DOMINGUEZ,MARIA T          8505 NW 3 LANE UNIT 1012   MIAMI              FL     33126       $62,147.22
  600118475     ZORRERO,RACHEL             808-812 HIGHLAND AVENUE    GLENDALE           CA     91202      $167,692.52
  600118479     JACKSON,BERNIE C           148-37 HOOK CREEK BLVD     ROSEDALE           NY     11422      $205,396.94
  600118480     SINGER,JIM M               120 CONNETT PLACE          SOUTH ORANGE       NJ     07079      $144,333.13
  600118481     BRADSHAW,PAULINE           266 NE 30 STREET           POMPANO BEACH      FL     33064       $60,727.94
  600118482     EHRLICHMAN,BARRY           28882 ISLETA COURT         CATHEDRAL CITY     CA     92234       $55,892.13
  600118483     ASHLEIGH,DAVID, MARTHA     77 AVALON TERRACE ROAD     AVALON             CA     90704      $134,765.27
  600118484     LOUIS,ANDREW,KATHERIN      695 MOFFAT STREET          ERIE               CO     80516      $164,720.45
  600118485     LE,LY HUU                  1569 BROOKSIDE DRIVE       SAN LEANDRO        CA     94577      $121,615.29
  600118487     WONG,CHESTER/HELEN         510 COURTYARD CIRCLE       SANTA ROSA         CA     95407       $74,896.44
  600118488     BAKER,JOHN/LOIS            5223 VICTOR AVENUE         EL CERRITO         CA     94530      $121,995.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118471     TREACY,CAROL                 8.500      .250    8.250     .0400     8.210     11/01/2027
  600118472     REED,MERLE, SHARON           8.375      .250    8.125     .0400     8.085     11/01/2027
  600118473     SLUPSKY,LINDA                8.750      .250    8.500     .0400     8.460     11/01/2027
  600118474     DOMINGUEZ,MARIA T            9.000      .250    8.750     .0400     8.710     11/01/2027
  600118475     ZORRERO,RACHEL               8.500      .250    8.250     .0400     8.210     11/01/2027
  600118479     JACKSON,BERNIE C             9.500      .250    9.250     .0400     9.210     12/01/2027
  600118480     SINGER,JIM M                 8.750      .250    8.500     .0400     8.460     12/01/2027
  600118481     BRADSHAW,PAULINE             8.625      .250    8.375     .0400     8.335     12/01/2027
  600118482     EHRLICHMAN,BARRY             8.250      .250    8.000     .0400     7.960     11/01/2027
  600118483     ASHLEIGH,DAVID, MARTHA       8.750      .250    8.500     .0400     8.460     11/01/2027
  600118484     LOUIS,ANDREW,KATHERIN        8.875      .250    8.625     .0400     8.585     11/01/2027
  600118485     LE,LY HUU                    8.250      .250    8.000     .0400     7.960     11/01/2027
  600118487     WONG,CHESTER/HELEN           7.875      .250    7.625     .0400     7.585     12/01/2027
  600118488     BAKER,JOHN/LOIS              7.875      .250    7.625     .0400     7.585     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118471     TREACY,CAROL               538794                     $1,053.41                  02/01/1998             360
  600118472     REED,MERLE, SHARON         538808                     $1,504.94         1        02/01/1998             360
  600118473     SLUPSKY,LINDA              538814                       $826.04                  02/01/1998             360
  600118474     DOMINGUEZ,MARIA T          538817                       $500.88                  02/01/1998             360
  600118475     ZORRERO,RACHEL             538832                     $1,291.77                  02/01/1998             360
  600118479     JACKSON,BERNIE C           538865                     $1,728.80                  02/01/1998             360
  600118480     SINGER,JIM M               538868                     $1,136.78                  02/01/1998             360
  600118481     BRADSHAW,PAULINE           538869                       $472.90                  02/01/1998             360
  600118482     EHRLICHMAN,BARRY           538881                       $420.71                  02/01/1998             360
  600118483     ASHLEIGH,DAVID, MARTHA     538894                     $1,062.05                  02/01/1998             360
  600118484     LOUIS,ANDREW,KATHERIN      539741                     $1,312.81                  02/01/1998             360
  600118485     LE,LY HUU                  539767                       $915.42                  02/01/1998             360
  600118487     WONG,CHESTER/HELEN         539781                       $543.80                  02/01/1998             360
  600118488     BAKER,JOHN/LOIS            539790                       $886.40                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118471     TREACY,CAROL                                                                                  $185,000.00    N
  600118472     REED,MERLE, SHARON                                                                            $235,000.00    N
  600118473     SLUPSKY,LINDA                                                                                 $150,000.00    N
  600118474     DOMINGUEZ,MARIA T                                                                              $83,000.00    N
  600118475     ZORRERO,RACHEL                                                                                $210,000.00    N
  600118479     JACKSON,BERNIE C                                                                              $257,000.00    N
  600118480     SINGER,JIM M                                                                                  $170,000.00    N
  600118481     BRADSHAW,PAULINE                                                                               $76,000.00    N
  600118482     EHRLICHMAN,BARRY                                                                               $70,000.00    N
  600118483     ASHLEIGH,DAVID, MARTHA                                                                        $220,000.00    N
  600118484     LOUIS,ANDREW,KATHERIN                                                                         $220,000.00    N
  600118485     LE,LY HUU                                                                                     $162,500.00    N
  600118487     WONG,CHESTER/HELEN                                                                            $147,500.00    N
  600118488     BAKER,JOHN/LOIS                                                                               $163,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118489     ODIGIE,WILLIAM             2261 AND 2265 82ND AVENUE  OAKLAND            CA     94605       $66,119.51
  600118490     MITCHEOM,JOHN              759 CENTRAL AVENUE         ALAMEDA            CA     94501      $209,731.26
  600118492     HELLING,KENNETH,ANNA       1604 EAST OAK AVENUE       LOMPOC             CA     93436       $85,780.06
  600118493     DONOHUE,DANIEL,LESLIE      2043 & 2045 E ASHCROFT AV  FRESNO             CA     93726       $67,673.42
  600118494     YOUNG,CHERYL               22921 SWAN LANE            BAKERSFIELD        CA     93312       $82,640.51
  600118495     GILMORE,BRENT,PAMELA       806 SAN PASQUAL ROAD       LOMPOC             CA     93436      $204,730.89
  600118496     BUENAVISTA,JULIO,BEATRIZ   1009 WEST NECTARINE AVENU  LOMPOC             CA     93436       $97,811.24
  600118497     DOBBINS,KATHLEEN           8900 NAPA VALLEY WAY       SACRAMENTO         CA     95829      $111,457.19
  600118498     WEEKS,JOSEPH               21814 EAGLE PEAK DRIVE     COTTONWOOD         CA     96022       $49,189.35
  600118500     HUFF,BARBARA               3415 SOUTH JACKIE STREET   VISALIA            CA     93277       $49,969.71
  600118501     SHUPE,OPAL                 643 JOETTE DRIVE           GARDNERVILLE       NV     89410       $56,895.68
  600118502     MCCARTY,RONALD,PATRICIA    122 MAIN STREET            COPPEROPOLIS       CA     95228       $88,361.08
  600118504     SERABIAN,SERGE             2729 WEST FAIRMONT AVENUE  FRESNO             CA     93705       $16,302.33
  600118505     HURZEL/JOHNSON,GAIL/CLARE  4514 PLEASANT VALLEY ROAD  PLACERVILLE        CA     95667       $68,064.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118489     ODIGIE,WILLIAM               8.500      .250    8.250     .0400     8.210     12/01/2027
  600118490     MITCHEOM,JOHN                8.250      .250    8.000     .0400     7.960     12/01/2027
  600118492     HELLING,KENNETH,ANNA         8.250      .250    8.000     .0400     7.960     11/01/2027
  600118493     DONOHUE,DANIEL,LESLIE        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118494     YOUNG,CHERYL                 8.250      .250    8.000     .0400     7.960     11/01/2027
  600118495     GILMORE,BRENT,PAMELA         8.125      .250    7.875     .0400     7.835     12/01/2027
  600118496     BUENAVISTA,JULIO,BEATRIZ     8.250      .250    8.000     .0400     7.960     11/01/2027
  600118497     DOBBINS,KATHLEEN             8.250      .250    8.000     .0400     7.960     12/01/2027
  600118498     WEEKS,JOSEPH                 8.125      .250    7.875     .0400     7.835     12/01/2027
  600118500     HUFF,BARBARA                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600118501     SHUPE,OPAL                   8.500      .250    8.250     .0400     8.210     11/01/2027
  600118502     MCCARTY,RONALD,PATRICIA      7.750      .250    7.500     .0400     7.460     11/01/2027
  600118504     SERABIAN,SERGE               8.625      .250    8.375     .0400     8.335     11/01/2027
  600118505     HURZEL/JOHNSON,GAIL/CLARE    8.250      .250    8.000     .0400     7.960     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118489     ODIGIE,WILLIAM             539799                       $509.02                  02/01/1998             360
  600118490     MITCHEOM,JOHN              539814                     $1,577.66                  02/01/1998             360
  600118492     HELLING,KENNETH,ANNA       540003                       $646.09                  02/01/1998             360
  600118493     DONOHUE,DANIEL,LESLIE      540023                       $522.86         2        02/01/1998             360
  600118494     YOUNG,CHERYL               540032                       $622.05                  02/01/1998             360
  600118495     GILMORE,BRENT,PAMELA       540049                     $1,522.12                  02/01/1998             360
  600118496     BUENAVISTA,JULIO,BEATRIZ   540063                       $736.24                  02/01/1998             360
  600118497     DOBBINS,KATHLEEN           540116                       $838.41                  02/01/1998             360
  600118498     WEEKS,JOSEPH               540151                       $371.25                  02/01/1998             360
  600118500     HUFF,BARBARA               540489                       $384.46                  02/01/1998             360
  600118501     SHUPE,OPAL                 540635                       $438.28                  02/01/1998             360
  600118502     MCCARTY,RONALD,PATRICIA    540642                       $635.10                  02/01/1998             360
  600118504     SERABIAN,SERGE             540649                       $127.56                  02/01/1998             360
  600118505     HURZEL/JOHNSON,GAIL/CLARE  540655                       $514.62                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118489     ODIGIE,WILLIAM                                                                                 $82,750.00    N
  600118490     MITCHEOM,JOHN                                                                                 $410,000.00    N
  600118492     HELLING,KENNETH,ANNA                                                                          $107,500.00    N
  600118493     DONOHUE,DANIEL,LESLIE                                                                          $80,000.00    N
  600118494     YOUNG,CHERYL                                                                                  $138,000.00    N
  600118495     GILMORE,BRENT,PAMELA                                                                          $280,000.00    N
  600118496     BUENAVISTA,JULIO,BEATRIZ                                                                      $124,000.00    N
  600118497     DOBBINS,KATHLEEN                                                                              $139,500.00    N
  600118498     WEEKS,JOSEPH                                                                                   $91,000.00    N
  600118500     HUFF,BARBARA                                                                                  $114,000.00    N
  600118501     SHUPE,OPAL                                                                                    $135,000.00    N
  600118502     MCCARTY,RONALD,PATRICIA                                                                       $120,000.00    N
  600118504     SERABIAN,SERGE                                                                                 $20,500.00    N
  600118505     HURZEL/JOHNSON,GAIL/CLARE                                                                      $98,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118506     MEEKER,JOSEPH,PATRICIA     19277 DEER HILL ROAD       MIDDLETOWN         CA     95461      $114,092.24
  600118507     MCCARDY,MICHAEL            1524 CHESTNUT ST.          CHICO              CA     95928       $89,847.51
  600118508     ALLRED,SCOTT               6699 SOUTH FOWLER AVENUE   FOWLER             CA     93625       $64,924.92
  600118510     NARVAEZ,MERCEDES           119 ROCKWOOD DRIVE         SOUTH SAN FRANC    CA     94014      $199,584.37
  600118511     HASEK,RAYMOND,NANCY        312 K STREET               DAVIS              CA     95616      $128,751.54
  600118512     KAUTTER,LINDA              780 RED HILL WAY           PARADISE           CA     95969       $21,214.00
  600118513     COSTELLO,TIMOTHY           7009 & 7011 HOLLAND AVENU  CITRUS HEIGHTS     CA     95621       $95,098.29
  600118514     COSTELLO,TIMOTHY           7005 & 7007 HOLLAND AVENU  CITRUS HEIGHTS     CA     95621       $95,098.29
  600118515     COSTELLO,TIMOTHY           7013 & 7015 HOLLAND AVENU  CITRUS HEIGHTS     CA     95621       $95,098.29
  600118516     REXROAD,PATRICK,KERRY      1537 PLATEAU CIRCLE        SOUTH LAKE TAHO    CA     96150      $179,760.00
  600118517     HENRY,WILLIAM,CAROL        12746 QUAKER HILL CROSS R  NEVADA CITY        CA     95959      $211,714.56
  600118518     KIM,SUN                    3007 BROOKSIDE DRIVE A, B  BAKERSFIELD        CA     93311      $186,190.23
  600118519     DELONG,INA                 60 MOONLIT CIRCLE          SACRAMENTO         CA     95831      $123,922.93
  600118521     ERNST,CHRIS, TRACY         10300 MARTIS VALLEY ROAD   TRUCKEE            CA     96161      $118,858.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118506     MEEKER,JOSEPH,PATRICIA       7.875      .250    7.625     .0400     7.585     12/01/2027
  600118507     MCCARDY,MICHAEL              8.875      .250    8.625     .0400     8.585     11/01/2027
  600118508     ALLRED,SCOTT                 8.750      .250    8.500     .0400     8.460     12/01/2027
  600118510     NARVAEZ,MERCEDES             7.875      .250    7.625     .0400     7.585     11/01/2027
  600118511     HASEK,RAYMOND,NANCY          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118512     KAUTTER,LINDA                8.875      .250    8.625     .0400     8.585     11/01/2027
  600118513     COSTELLO,TIMOTHY             9.125      .250    8.875     .0400     8.835     12/01/2027
  600118514     COSTELLO,TIMOTHY             9.125      .250    8.875     .0400     8.835     12/01/2027
  600118515     COSTELLO,TIMOTHY             9.125      .250    8.875     .0400     8.835     12/01/2027
  600118516     REXROAD,PATRICK,KERRY        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118517     HENRY,WILLIAM,CAROL          8.000      .250    7.750     .0400     7.710     12/01/2027
  600118518     KIM,SUN                      8.875      .250    8.625     .0400     8.585     12/01/2027
  600118519     DELONG,INA                   8.375      .250    8.125     .0400     8.085     01/01/2028
  600118521     ERNST,CHRIS, TRACY           8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118506     MEEKER,JOSEPH,PATRICIA     540666                       $828.39                  02/01/1998             360
  600118507     MCCARDY,MICHAEL            540702                       $716.08                  02/01/1998             360
  600118508     ALLRED,SCOTT               540709                       $511.36                  02/01/1998             360
  600118510     NARVAEZ,MERCEDES           540747                     $1,450.14                  02/01/1998             360
  600118511     HASEK,RAYMOND,NANCY        540755                       $969.13                  02/01/1998             360
  600118512     KAUTTER,LINDA              540759                       $169.07                  02/01/1998             360
  600118513     COSTELLO,TIMOTHY           540765                       $774.58                  02/01/1998             360
  600118514     COSTELLO,TIMOTHY           540766                       $774.58                  02/01/1998             360
  600118515     COSTELLO,TIMOTHY           540767                       $774.58                  02/01/1998             360
  600118516     REXROAD,PATRICK,KERRY      540776                     $1,384.04                  02/01/1998             360
  600118517     HENRY,WILLIAM,CAROL        540780                     $1,555.58                  02/01/1998             360
  600118518     KIM,SUN                    540804                     $1,483.08                  02/01/1998             360
  600118519     DELONG,INA                 540806                       $942.49                  02/01/1998             360
  600118521     ERNST,CHRIS, TRACY         540813                       $925.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118506     MEEKER,JOSEPH,PATRICIA                                                                        $149,000.00    N
  600118507     MCCARDY,MICHAEL                                                                               $120,000.00    N
  600118508     ALLRED,SCOTT                                                                                  $150,500.00    N
  600118510     NARVAEZ,MERCEDES                                                                              $270,000.00    N
  600118511     HASEK,RAYMOND,NANCY                                                                           $255,000.00    N
  600118512     KAUTTER,LINDA                                                                                  $91,250.00    N
  600118513     COSTELLO,TIMOTHY                                                                              $119,000.00    N
  600118514     COSTELLO,TIMOTHY                                                                              $119,000.00    N
  600118515     COSTELLO,TIMOTHY                                                                              $119,000.00    N
  600118516     REXROAD,PATRICK,KERRY                                                                         $240,000.00    N
  600118517     HENRY,WILLIAM,CAROL                                                                           $265,000.00    N
  600118518     KIM,SUN                                                                                       $233,000.00    N
  600118519     DELONG,INA                                                                                    $155,000.00    N
  600118521     ERNST,CHRIS, TRACY                                                                            $170,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118522     HILSTAD,PATRICE            409 MILL STREET            GRASS VALLEY       CA     95945       $69,910.41
  600118523     CONGDON/SERRANO,KURTIS/JO  13234 WILLOW VALLEY ROAD   NEVADA CITY        CA     95959      $137,708.78
  600118524     ESPINOZA,DAVID,JUANITA     38063 MEADOW WOOD STREET   PALMDALE           CA     93552       $39,953.81
  600118525     PODESTA,ALFRED,MARION      22929 HIDDEN RANCH ROAD    AUBURN             CA     95602      $144,613.75
  600118526     UNDERHILL,DAVE,DENISE      11734 SHERWOOD WAY         AUBURN             CA     95602      $148,261.74
  600118528     PULITI,PHILLIP             4695 SOUTH CACTUS HILLS D  SPARKS             NV     89436      $106,061.93
  600118529     ADAMS,LISA                 10504 WHITE HEATH COURT    LAS VEGAS          NV     89134       $93,633.26
  600118530     SALGADO,ENRIQUE,JOSEFIN    803 SOUTH THIRD STREET     EL CENTRO          CA     92243      $127,788.67
  600118531     COVEY,WAYNE,PATRICIA       17810 HAINES STREET        PERRIS             CA     92570       $55,938.59
  600118532     HILLS,ISABEL               601 INDIAN ROW COURT       HENDERSON          NV     89015       $89,490.67
  600118533     BROOKS,MICHAEL             3086-A & B CLAY AVENUE     SAN DIEGO          CA     92113       $69,671.51
  600118534     TOUYE,ODE,CAROLE           1330 SOUTH 7TH STREET      LAS VEGAS          NV     89104      $145,235.97
  600118535     AKIBA,DAVID                28622 VIA REGGIO           LAGUNA NIGUEL      CA     92677      $184,933.89
  600118536     SCOTT,WINFIELD/BARBAR      129 EUROPA STREET          ENCINITAS          CA     92024      $163,368.32


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118522     HILSTAD,PATRICE              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118523     CONGDON/SERRANO,KURTIS/JO    7.875      .250    7.625     .0400     7.585     12/01/2027
  600118524     ESPINOZA,DAVID,JUANITA       8.750      .250    8.500     .0400     8.460     12/01/2027
  600118525     PODESTA,ALFRED,MARION        8.250      .250    8.000     .0400     7.960     12/01/2027
  600118526     UNDERHILL,DAVE,DENISE        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118528     PULITI,PHILLIP               9.000      .250    8.750     .0400     8.710     01/01/2028
  600118529     ADAMS,LISA                   8.375      .250    8.125     .0400     8.085     12/01/2027
  600118530     SALGADO,ENRIQUE,JOSEFIN      9.000      .250    8.750     .0400     8.710     11/01/2027
  600118531     COVEY,WAYNE,PATRICIA         9.000      .250    8.750     .0400     8.710     12/01/2027
  600118532     HILLS,ISABEL                 8.500      .250    8.250     .0400     8.210     12/01/2027
  600118533     BROOKS,MICHAEL               8.875      .250    8.625     .0400     8.585     12/01/2027
  600118534     TOUYE,ODE,CAROLE             8.625      .250    8.375     .0400     8.335     11/01/2027
  600118535     AKIBA,DAVID                  8.125      .250    7.875     .0400     7.835     11/01/2027
  600118536     SCOTT,WINFIELD/BARBAR        7.750      .250    7.500     .0400     7.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118522     HILSTAD,PATRICE            540818                       $525.89                  02/01/1998             360
  600118523     CONGDON/SERRANO,KURTIS/JO  540828                     $1,000.60                  02/01/1998             360
  600118524     ESPINOZA,DAVID,JUANITA     540837                       $314.68                  02/01/1998             360
  600118525     PODESTA,ALFRED,MARION      540842                     $1,089.34                  02/01/1998             360
  600118526     UNDERHILL,DAVE,DENISE      540849                     $1,141.84                  02/01/1998             360
  600118528     PULITI,PHILLIP             540876                       $855.47                  02/01/1998             360
  600118529     ADAMS,LISA                 541226                       $712.95                  02/01/1998             360
  600118530     SALGADO,ENRIQUE,JOSEFIN    541273                     $1,029.92                  02/01/1998             360
  600118531     COVEY,WAYNE,PATRICIA       541323                       $450.59                  02/01/1998             360
  600118532     HILLS,ISABEL               541332                       $688.95                  02/01/1998             360
  600118533     BROOKS,MICHAEL             541501                       $554.96                  02/01/1998             360
  600118534     TOUYE,ODE,CAROLE           541609                     $1,135.57                  02/01/1998             360
  600118535     AKIBA,DAVID                541675                     $1,375.85                  02/01/1998             360
  600118536     SCOTT,WINFIELD/BARBAR      541727                     $1,172.05                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118522     HILSTAD,PATRICE                                                                               $100,000.00    N
  600118523     CONGDON/SERRANO,KURTIS/JO                                                                     $188,000.00    N
  600118524     ESPINOZA,DAVID,JUANITA                                                                         $66,000.00    N
  600118525     PODESTA,ALFRED,MARION                                                                         $664,000.00    N
  600118526     UNDERHILL,DAVE,DENISE                                                                         $175,000.00    N
  600118528     PULITI,PHILLIP                                                                                $132,900.00    N
  600118529     ADAMS,LISA                                                                                    $118,740.00    N
  600118530     SALGADO,ENRIQUE,JOSEFIN                                                                       $160,000.00    N
  600118531     COVEY,WAYNE,PATRICIA                                                                           $70,000.00    N
  600118532     HILLS,ISABEL                                                                                  $112,000.00    N
  600118533     BROOKS,MICHAEL                                                                                 $93,000.00    N
  600118534     TOUYE,ODE,CAROLE                                                                              $216,000.00    N
  600118535     AKIBA,DAVID                                                                                   $247,091.00    N
  600118536     SCOTT,WINFIELD/BARBAR                                                                         $206,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118537     PEREZ,HIRAM,CYNTHIA        8631 & 8641 LIVE OAK AVEN  FONTANA            CA     92335      $158,908.62
  600118538     JULIANA,CHARLES,CHERYL     272 CORTE SAN MARCO        PALM DESSERT       CA     92260      $109,524.57
  600118540     TABOR,BERNADINE            14710 TANNER TRAIL         ELBERT             CO     80106      $130,977.69
  600118541     BRUNER,C LOUISE            1424 BRETT PLACE           LOS ANGELES        CA     90732       $99,916.11
  600118542     GARCIA,EMERITA             501 MOUNTAIN VIEW STREET   ALTADENA AREA      CA     91001      $104,802.83
  600118544     POWELL,BENT                2113 PEACHWOOD LANE        SANTA ANA          CA     92705      $128,544.77
  600118545     POWELL,BENT,CAROLYN        1349 WEST ASH AVENUE       FULLERTON          CA     92833       $89,758.67
  600118547     LIN,ANDY,JANE              19340 STEFANI AVENUE       CERRITOS           CA     90703      $170,670.62
  600118548     HAMADA,NORIKO              2800 PLAZA DEL AMO         TORRANCE           CA     90503       $85,842.59
  600118549     DAVIS,SAM/BARBARA          14526 SOUTH NORMANDIE AVE  GARDENA            CA     90247      $215,763.16
  600118550     PHANNARAJ,PAUL,SARA        1558 SOUTH ENSENADA STREE  AURORA             CO     80017      $115,687.87
  600118551     WRAGG,BARBARA              10355 110TH WAY NORTH      LARGO              FL     34648       $41,950.24
  600118552     DAY,DOUGLAS,KAYDEEN        4291 CAMPO STEEET          WEST VALLEY CIT    UT     84119       $80,843.97
  600118554     MCDERMOTT/PARSO,JAMES/NAN  1330 WEST INDIAN HILLS DR  ST. GEORGE         UT     84770       $83,902.99


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118537     PEREZ,HIRAM,CYNTHIA          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118538     JULIANA,CHARLES,CHERYL       7.875      .250    7.625     .0400     7.585     01/01/2028
  600118540     TABOR,BERNADINE              8.875      .250    8.625     .0400     8.585     11/01/2027
  600118541     BRUNER,C LOUISE              8.125      .250    7.875     .0400     7.835     12/01/2027
  600118542     GARCIA,EMERITA               8.375      .250    8.125     .0400     8.085     11/01/2027
  600118544     POWELL,BENT                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600118545     POWELL,BENT,CAROLYN          8.750      .250    8.500     .0400     8.460     11/01/2027
  600118547     LIN,ANDY,JANE                8.250      .250    8.000     .0400     7.960     11/01/2027
  600118548     HAMADA,NORIKO                8.500      .250    8.250     .0400     8.210     11/01/2027
  600118549     DAVIS,SAM/BARBARA            9.000      .250    8.750     .0400     8.710     12/01/2027
  600118550     PHANNARAJ,PAUL,SARA          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118551     WRAGG,BARBARA                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118552     DAY,DOUGLAS,KAYDEEN          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118554     MCDERMOTT/PARSO,JAMES/NAN    8.750      .250    8.500     .0400     8.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118537     PEREZ,HIRAM,CYNTHIA        541749                     $1,224.11                  02/01/1998             360
  600118538     JULIANA,CHARLES,CHERYL     541833                       $794.68                  02/01/1998             360
  600118540     TABOR,BERNADINE            541919                     $1,043.89                  02/01/1998             360
  600118541     BRUNER,C LOUISE            542231                       $748.44                  02/01/1998             360
  600118542     GARCIA,EMERITA             542722                       $798.08                  02/01/1998             360
  600118544     POWELL,BENT                542755                       $990.36                  02/01/1998             360
  600118545     POWELL,BENT,CAROLYN        542756                       $708.03                  02/01/1998             360
  600118547     LIN,ANDY,JANE              542780                     $1,284.67                  02/01/1998             360
  600118548     HAMADA,NORIKO              542781                       $661.27                  02/01/1998             360
  600118549     DAVIS,SAM/BARBARA          542828                     $1,737.98                  02/01/1998             360
  600118550     PHANNARAJ,PAUL,SARA        543030                       $891.17         2        02/01/1998             360
  600118551     WRAGG,BARBARA              543091                       $326.67                  02/01/1998             360
  600118552     DAY,DOUGLAS,KAYDEEN        543121                       $608.53                  02/01/1998             360
  600118554     MCDERMOTT/PARSO,JAMES/NAN  543307                       $660.83                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118537     PEREZ,HIRAM,CYNTHIA                                                                           $199,000.00    N
  600118538     JULIANA,CHARLES,CHERYL                                                                        $137,000.00    N
  600118540     TABOR,BERNADINE                                                                               $164,000.00    N
  600118541     BRUNER,C LOUISE                                                                               $173,000.00    N
  600118542     GARCIA,EMERITA                                                                                $176,000.00    N
  600118544     POWELL,BENT                                                                                   $184,000.00    N
  600118545     POWELL,BENT,CAROLYN                                                                           $162,000.00    N
  600118547     LIN,ANDY,JANE                                                                                 $245,000.00    N
  600118548     HAMADA,NORIKO                                                                                 $220,000.00    N
  600118549     DAVIS,SAM/BARBARA                                                                             $270,000.00    N
  600118550     PHANNARAJ,PAUL,SARA                                                                           $122,000.00    N
  600118551     WRAGG,BARBARA                                                                                  $90,000.00    N
  600118552     DAY,DOUGLAS,KAYDEEN                                                                           $108,000.00    N
  600118554     MCDERMOTT/PARSO,JAMES/NAN                                                                     $105,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118555     MECHAM,MARJA               61 NORTH 775 EAST          AMERICAN FORK      UT     84003      $105,065.38
  600118556     ZIMMERMAN,JAN              92 SOUTH 360 WEST          OREM               UT     84058      $119,854.09
  600118557     BACHUS,TONI                1354 CELIA WAY             LAYTON             UT     84041       $60,896.60
  600118558     RIEBEN,CHARLES,NANCY       137 WEST 1015 NORTH        OREM               UT     84057      $159,735.82
  600118559     AKIN,MICHAEL,PAMELA        5014 WEST 12400 SOUTH      SPRING LAKE        UT     84651       $83,838.21
  600118560     MCGOOKEY,DENNIS            301 ELBERT WAY             DENVER             CO     80221       $76,303.49
  600118561     GIPSON,MARK                130 WEST BAYAUD STREET     DENVER             CO     80223       $58,027.53
  600118562     SORENSEN,MICHAEL,ROSE      216 EAST SECOND AVENUE     MIDVALE            UT     84047      $131,804.22
  600118565     BELLITTI,JOSEPH,LORI       942 EAST 110 SOUTH         LINDON             UT     84042      $169,759.26
  600118567     BLOMFIELD,JEAN             6969 HARVEST ROAD          BOULDER            CO     80301      $211,591.63
  600118568     PRESTWICH,DEAN,HOPE        274 NORTH 250 EAST         OREM               UT     84057       $84,622.66
  600118570     REMKES,PIETER              690 WEST STATE ROAD        SALEM              UT     84653       $62,929.10
  600118572     ECK,DEBORAH                30915 HIGHWAY 131          STEAMBOAT SPRIN    CO     80487      $207,071.21
  600118573     AMMONS,DANNY               5541 LANTANA CIRCLE        COLORDAO SPRING    CO     80915       $97,016.14


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118555     MECHAM,MARJA                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600118556     ZIMMERMAN,JAN                8.500      .250    8.250     .0400     8.210     12/01/2027
  600118557     BACHUS,TONI                  8.875      .250    8.625     .0400     8.585     11/01/2027
  600118558     RIEBEN,CHARLES,NANCY         9.000      .250    8.750     .0400     8.710     11/01/2027
  600118559     AKIN,MICHAEL,PAMELA          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118560     MCGOOKEY,DENNIS              8.375      .250    8.125     .0400     8.085     12/01/2027
  600118561     GIPSON,MARK                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600118562     SORENSEN,MICHAEL,ROSE        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118565     BELLITTI,JOSEPH,LORI         7.750      .250    7.500     .0400     7.460     12/01/2027
  600118567     BLOMFIELD,JEAN               8.250      .250    8.000     .0400     7.960     11/01/2027
  600118568     PRESTWICH,DEAN,HOPE          8.500      .250    8.250     .0400     8.210     12/01/2027
  600118570     REMKES,PIETER                8.875      .250    8.625     .0400     8.585     12/01/2027
  600118572     ECK,DEBORAH                  8.375      .250    8.125     .0400     8.085     01/01/2028
  600118573     AMMONS,DANNY                 8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118555     MECHAM,MARJA               543313                       $790.33                  02/01/1998             360
  600118556     ZIMMERMAN,JAN              543323                       $922.70                  02/01/1998             360
  600118557     BACHUS,TONI                543327                       $485.34                  02/01/1998             360
  600118558     RIEBEN,CHARLES,NANCY       543334                     $1,287.40                  02/01/1998             360
  600118559     AKIN,MICHAEL,PAMELA        543335                       $631.06                  02/01/1998             360
  600118560     MCGOOKEY,DENNIS            543357                       $583.74                  02/01/1998             360
  600118561     GIPSON,MARK                543372                       $441.60                  02/01/1998             360
  600118562     SORENSEN,MICHAEL,ROSE      543376                     $1,014.97                  02/01/1998             360
  600118565     BELLITTI,JOSEPH,LORI       543400                     $1,217.90                  02/01/1998             360
  600118567     BLOMFIELD,JEAN             543413                     $1,592.69                  02/01/1998             360
  600118568     PRESTWICH,DEAN,HOPE        543420                       $653.58                  02/01/1998             360
  600118570     REMKES,PIETER              543458                       $501.26                  02/01/1998             360
  600118572     ECK,DEBORAH                543479                     $1,574.87                  02/01/1998             360
  600118573     AMMONS,DANNY               543480                       $738.79                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118555     MECHAM,MARJA                                                                                  $131,500.00    N
  600118556     ZIMMERMAN,JAN                                                                                 $150,000.00    N
  600118557     BACHUS,TONI                                                                                    $96,000.00    N
  600118558     RIEBEN,CHARLES,NANCY                                                                          $257,000.00    N
  600118559     AKIN,MICHAEL,PAMELA                                                                           $170,000.00    N
  600118560     MCGOOKEY,DENNIS                                                                                $96,000.00    N
  600118561     GIPSON,MARK                                                                                    $77,500.00    N
  600118562     SORENSEN,MICHAEL,ROSE                                                                         $165,000.00    N
  600118565     BELLITTI,JOSEPH,LORI                                                                          $231,000.00    N
  600118567     BLOMFIELD,JEAN                                                                                $265,000.00    N
  600118568     PRESTWICH,DEAN,HOPE                                                                           $143,000.00    N
  600118570     REMKES,PIETER                                                                                 $105,000.00    N
  600118572     ECK,DEBORAH                                                                                   $270,000.00    N
  600118573     AMMONS,DANNY                                                                                  $121,500.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118574     LARSON,DEBORAH             1454 WEST TWIN OAKS DRIVE  WEST JORDAN        UT     84088       $83,495.72
  600118575     RANDA,LEON                 7770 EAST 136TH AVENUE     BRIGHTON           CO     80601      $123,476.39
  600118576     HERNANDEZ,ADOLFO,MARY      2953 SOUTH 3200 WEST       WEST VALLEY CIT    UT     84119      $115,876.07
  600118577     BRITTAIN,MICHAEL,HEIDI     770 WEST 650 SOUTH         LEHI               UT     84043      $128,639.34
  600118578     SHARPE,NANCY               1010 SOUTH HUDSON STREET   DENVER             CO     80246      $123,325.10
  600118579     MIDDLETON,NANCY            2765 SOUTH ZURICH COURT    DENVER             CO     80236      $114,960.05
  600118580     MURDOCK,DENIS              11673 SOUTH LITTLER ROAD   SANDY              UT     84092      $133,441.67
  600118581     DENNEY,ARLEN,TRACIE        1279 EAST PAGOS AVENUE     SALT LAKE CITY     UT     84124      $135,821.45
  600118582     ALLEN,VON                  1806 SOUTH 600 EAST        SALT LAKE CITY     UT     84105      $100,867.42
  600118585     MCFADDEN,PAMELA            3005 VILLAGE DRIVE         STEAMBOAT SPRIN    CO     80477      $145,962.96
  600118586     FAIRBANKS,KEVIN            570 WEST 200 NORTH         PROVO              UT     84601      $106,682.88
  600118587     HERNANDEZ,ADOLFO,MARY      1237 SOUTH EMERY STREET    SALT LAKE CITY     UT     84104       $91,901.71
  600118589     BROWN,DENNIS,CINDY         559 EAST EASTPOINTE CIRCL  NORTH SALT LAKE    UT     84054      $129,334.27
  600118590     VIGOS,J. DAVID             3640 EAST AURORA CIRCLE    SALT LAKE CITY     UT     84124      $134,831.59


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118574     LARSON,DEBORAH               8.375      .250    8.125     .0400     8.085     12/01/2027
  600118575     RANDA,LEON                   8.375      .250    8.125     .0400     8.085     12/01/2027
  600118576     HERNANDEZ,ADOLFO,MARY        9.125      .250    8.875     .0400     8.835     12/01/2027
  600118577     BRITTAIN,MICHAEL,HEIDI       8.375      .250    8.125     .0400     8.085     12/01/2027
  600118578     SHARPE,NANCY                 7.750      .250    7.500     .0400     7.460     12/01/2027
  600118579     MIDDLETON,NANCY              8.500      .250    8.250     .0400     8.210     12/01/2027
  600118580     MURDOCK,DENIS                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118581     DENNEY,ARLEN,TRACIE          8.125      .250    7.875     .0400     7.835     12/01/2027
  600118582     ALLEN,VON                    8.125      .250    7.875     .0400     7.835     12/01/2027
  600118585     MCFADDEN,PAMELA              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118586     FAIRBANKS,KEVIN              9.000      .250    8.750     .0400     8.710     12/01/2027
  600118587     HERNANDEZ,ADOLFO,MARY        9.125      .250    8.875     .0400     8.835     12/01/2027
  600118589     BROWN,DENNIS,CINDY           8.250      .250    8.000     .0400     7.960     12/01/2027
  600118590     VIGOS,J. DAVID               8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118574     LARSON,DEBORAH             543493                       $635.42                  02/01/1998             360
  600118575     RANDA,LEON                 543497                       $940.59                  02/01/1998             360
  600118576     HERNANDEZ,ADOLFO,MARY      543498                       $943.81                  02/01/1998             360
  600118577     BRITTAIN,MICHAEL,HEIDI     543506                       $978.97                  02/01/1998             360
  600118578     SHARPE,NANCY               543512                       $884.77                  02/01/1998             360
  600118579     MIDDLETON,NANCY            543537                       $885.02                  02/01/1998             360
  600118580     MURDOCK,DENIS              543541                     $1,039.13                  02/01/1998             360
  600118581     DENNEY,ARLEN,TRACIE        543552                     $1,009.80                  02/01/1998             360
  600118582     ALLEN,VON                  543566                       $749.92                  02/01/1998             360
  600118585     MCFADDEN,PAMELA            543597                     $1,097.98                  02/01/1998             360
  600118586     FAIRBANKS,KEVIN            543599                       $859.34                  02/01/1998             360
  600118587     HERNANDEZ,ADOLFO,MARY      543602                       $748.54                  02/01/1998             360
  600118589     BROWN,DENNIS,CINDY         543622                       $972.89                  02/01/1998             360
  600118590     VIGOS,J. DAVID             543632                     $1,026.10                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118574     LARSON,DEBORAH                                                                                $110,000.00    N
  600118575     RANDA,LEON                                                                                    $165,000.00    N
  600118576     HERNANDEZ,ADOLFO,MARY                                                                         $147,000.00    N
  600118577     BRITTAIN,MICHAEL,HEIDI                                                                        $161,000.00    N
  600118578     SHARPE,NANCY                                                                                  $155,000.00    N
  600118579     MIDDLETON,NANCY                                                                               $153,500.00    N
  600118580     MURDOCK,DENIS                                                                                 $167,000.00    N
  600118581     DENNEY,ARLEN,TRACIE                                                                           $182,000.00    N
  600118582     ALLEN,VON                                                                                     $130,000.00    N
  600118585     MCFADDEN,PAMELA                                                                               $185,000.00    N
  600118586     FAIRBANKS,KEVIN                                                                               $133,500.00    N
  600118587     HERNANDEZ,ADOLFO,MARY                                                                         $115,000.00    N
  600118589     BROWN,DENNIS,CINDY                                                                            $161,900.00    N
  600118590     VIGOS,J. DAVID                                                                                $267,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118591     PAGE,JAMES,BONNIE          343 WEST 2600 NORTH        LEHI               UT     84043      $135,821.46
  600118593     LAPINS,LIGITA              1180 DELPHI DRIVE          LAFAYETTE          CO     80026      $124,552.23
  600118594     EVANS,JEFFREY              1013 SOUTH 1040 EAST       SPRINGVILLE        UT     84663      $113,700.56
  600118595     CERRITO,UMBERTO,JENNIE     30 WEST LESTER AVENUE, #2  MURRAY             UT     84107       $47,940.13
  600118596     DENTON,EDWARD              806 EAST PABOR AVENUE      FRUITA             CO     81521       $64,169.84
  600118597     HOPPES,JUDY,CLARENCE       343 CONESTOGA ROAD         BAILEY             CO     80421      $225,710.79
  600118598     WISEMAN,JILL               701 WEST 575 SOUTH         LEHI               UT     84043      $127,922.46
  600118599     RODDA,RULON                567 NORTH 600 WEST         OREM               UT     84057       $81,347.97
  600118600     JORISSEN,JEFFREY J.        1145 B MILO CIRCLE         LAFAYETTE          CO     80026       $62,959.83
  600118601     STRETZ,STEVEN              6174 EAST YALE AVENUE      DENVER             CO     80222      $144,528.53
  600118602     DUREN,MARY L.              35990 UNDERHILL LANE       NEHALEM            OR     97131       $40,947.54
  600118603     COITEUX,BARBARA J          1205 ERLEBACH WAY          ONTARIO            OR     97914       $72,370.66
  600118604     NGUYEN/HOANG,THUAN,QUYEN   9708 NORTHEAST 84TH WAY    VANCOUVER          WA     98662      $108,615.67
  600118605     WAITE,MARGARET C.          34152 DEL MONTE AVENUE     EUGENE             OR     97405       $52,928.63


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118591     PAGE,JAMES,BONNIE            8.125      .250    7.875     .0400     7.835     12/01/2027
  600118593     LAPINS,LIGITA                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118594     EVANS,JEFFREY                8.125      .250    7.875     .0400     7.835     12/01/2027
  600118595     CERRITO,UMBERTO,JENNIE       8.375      .250    8.125     .0400     8.085     12/01/2027
  600118596     DENTON,EDWARD                8.375      .250    8.125     .0400     8.085     12/01/2027
  600118597     HOPPES,JUDY,CLARENCE         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118598     WISEMAN,JILL                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600118599     RODDA,RULON                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600118600     JORISSEN,JEFFREY J.          8.250      .250    8.000     .0400     7.960     01/01/2028
  600118601     STRETZ,STEVEN                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118602     DUREN,MARY L.                8.250      .250    8.000     .0400     7.960     12/01/2027
  600118603     COITEUX,BARBARA J            8.625      .250    8.375     .0400     8.335     11/01/2027
  600118604     NGUYEN/HOANG,THUAN,QUYEN     8.875      .250    8.625     .0400     8.585     11/01/2027
  600118605     WAITE,MARGARET C.            8.000      .250    7.750     .0400     7.710     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118591     PAGE,JAMES,BONNIE          543641                     $1,009.80                  02/01/1998             360
  600118593     LAPINS,LIGITA              543662                       $969.90                  02/01/1998             360
  600118594     EVANS,JEFFREY              543663                       $845.33                  02/01/1998             360
  600118595     CERRITO,UMBERTO,JENNIE     543664                       $364.83                  02/01/1998             360
  600118596     DENTON,EDWARD              543701                       $488.35                  02/01/1998             360
  600118597     HOPPES,JUDY,CLARENCE       543710                     $1,697.86                  02/01/1998             360
  600118598     WISEMAN,JILL               543751                       $984.21                  02/01/1998             360
  600118599     RODDA,RULON                543760                       $613.03                  02/01/1998             360
  600118600     JORISSEN,JEFFREY J.        543788                       $473.30                  02/01/1998             360
  600118601     STRETZ,STEVEN              543883                     $1,125.46                  02/01/1998             360
  600118602     DUREN,MARY L.              543961                       $308.02                  02/01/1998             360
  600118603     COITEUX,BARBARA J          543973                       $563.90                  02/01/1998             360
  600118604     NGUYEN/HOANG,THUAN,QUYEN   543998                       $865.66                  02/01/1998             360
  600118605     WAITE,MARGARET C.          544015                       $388.90                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118591     PAGE,JAMES,BONNIE                                                                             $170,000.00    N
  600118593     LAPINS,LIGITA                                                                                 $156,000.00    N
  600118594     EVANS,JEFFREY                                                                                 $156,000.00    N
  600118595     CERRITO,UMBERTO,JENNIE                                                                         $72,000.00    N
  600118596     DENTON,EDWARD                                                                                  $82,500.00    N
  600118597     HOPPES,JUDY,CLARENCE                                                                          $299,000.00    N
  600118598     WISEMAN,JILL                                                                                  $160,000.00    N
  600118599     RODDA,RULON                                                                                   $102,000.00    N
  600118600     JORISSEN,JEFFREY J.                                                                            $96,000.00    N
  600118601     STRETZ,STEVEN                                                                                 $180,914.00    N
  600118602     DUREN,MARY L.                                                                                  $85,000.00    N
  600118603     COITEUX,BARBARA J                                                                              $85,434.00    N
  600118604     NGUYEN/HOANG,THUAN,QUYEN                                                                      $136,000.00    N
  600118605     WAITE,MARGARET C.                                                                              $90,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118606     HUEBNER,OTTO/RENATE        821 EAST RAYMOND ROAD      FRUIT HEIGHTS      UT     84037      $179,769.65
  600118608     ZIEGLE,BRIAN A.,SHAWN      22490 SKYVIEW LANE         BEND               OR     97702      $117,899.89
  600118609     PILLSBURY,JAMES E.,CAROLY  8513 NORTHEAST 29TH AVENU  VANCOUVER          WA     98665       $95,429.45
  600118610     PILLSBURY,JAMES E.,CAROLY  36600 NORTHEAST LAKEVIEW   YACOLT             WA     98675      $210,583.12
  600118611     JURGENS,JAMES E.           821 8TH AVENUE EAST        JEROME             ID     83338       $88,886.08
  600118614     WARD,KEVIN E.,SONDRA       1098 IDAHO AVENUE          IDAHO FALLS        ID     83402       $49,857.23
  600118615     VASILIUK,ALEXANDER/DANA    3724/3726 NORTHEAST 57TH   PORTLAND           OR     97213       $64,989.72
  600118616     MURAWSKI,WALTER            89116 EAST LITTLE TRAIL    GOVERNMENT CAMP    OR     97028      $147,714.94
  600118617     MCCANN,KENNETH J.          3031-3037 JORDAN STREET    BOISE              ID     83703      $132,838.29
  600118618     BREWER,DEAN E              3218 SOUTHEAST SALMON STR  PORTLAND           OR     97214      $131,090.41
  600118619     TRANG,MICHEAL,MARRY        4455 NORTHEAST OREGON STR  PORTLAND           OR     97213      $119,737.76
  600118620     DELEON,ANSELMO,FRANCIS     807 NORTHEAST 93RD AVENUE  PORTLAND           OR     97220       $98,219.90
  600118621     AYERS,MERILEE              4836 SOUTHWEST CORONADO S  PORTLAND           OR     97219       $79,907.61
  600118622     PIERCE,STEVEN, BARBARA     7136 SOUTHEAST TOLMAN STR  PORTLAND           OR     97206      $129,438.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118606     HUEBNER,OTTO/RENATE          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118608     ZIEGLE,BRIAN A.,SHAWN        8.875      .250    8.625     .0400     8.585     11/01/2027
  600118609     PILLSBURY,JAMES E.,CAROLY    8.625      .250    8.375     .0400     8.335     11/01/2027
  600118610     PILLSBURY,JAMES E.,CAROLY    8.125      .250    7.875     .0400     7.835     11/01/2027
  600118611     JURGENS,JAMES E.             8.250      .250    8.000     .0400     7.960     12/01/2027
  600118614     WARD,KEVIN E.,SONDRA         9.000      .250    8.750     .0400     8.710     11/01/2027
  600118615     VASILIUK,ALEXANDER/DANA      8.875      .250    8.625     .0400     8.585     11/01/2027
  600118616     MURAWSKI,WALTER              8.250      .250    8.000     .0400     7.960     11/01/2027
  600118617     MCCANN,KENNETH J.            8.500      .250    8.250     .0400     8.210     12/01/2027
  600118618     BREWER,DEAN E                8.500      .250    8.250     .0400     8.210     12/01/2027
  600118619     TRANG,MICHEAL,MARRY          8.000      .250    7.750     .0400     7.710     12/01/2027
  600118620     DELEON,ANSELMO,FRANCIS       8.500      .250    8.250     .0400     8.210     11/01/2027
  600118621     AYERS,MERILEE                8.750      .250    8.500     .0400     8.460     12/01/2027
  600118622     PIERCE,STEVEN, BARBARA       8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118606     HUEBNER,OTTO/RENATE        544059                     $1,352.28                  02/01/1998             360
  600118608     ZIEGLE,BRIAN A.,SHAWN      544109                       $939.66                  02/01/1998             360
  600118609     PILLSBURY,JAMES E.,CAROLY  544113                       $743.57                  02/01/1998             360
  600118610     PILLSBURY,JAMES E.,CAROLY  544115                     $1,566.67                  02/01/1998             360
  600118611     JURGENS,JAMES E.           544116                       $668.63                  02/01/1998             360
  600118614     WARD,KEVIN E.,SONDRA       544135                       $402.31                  02/01/1998             360
  600118615     VASILIUK,ALEXANDER/DANA    544139                       $517.96                  02/01/1998             360
  600118616     MURAWSKI,WALTER            544147                     $1,111.87                  02/01/1998             360
  600118617     MCCANN,KENNETH J.          544174                     $1,022.65                  02/01/1998             360
  600118618     BREWER,DEAN E              544180                     $1,009.20                  02/01/1998             360
  600118619     TRANG,MICHEAL,MARRY        544190                       $880.52                  02/01/1998             360
  600118620     DELEON,ANSELMO,FRANCIS     544191                       $756.61                  02/01/1998             360
  600118621     AYERS,MERILEE              544194                       $629.36                  02/01/1998             360
  600118622     PIERCE,STEVEN, BARBARA     544199                       $985.05                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118606     HUEBNER,OTTO/RENATE                                                                           $225,000.00    N
  600118608     ZIEGLE,BRIAN A.,SHAWN                                                                         $139,000.00    N
  600118609     PILLSBURY,JAMES E.,CAROLY                                                                     $127,500.00    N
  600118610     PILLSBURY,JAMES E.,CAROLY                                                                     $286,000.00    N
  600118611     JURGENS,JAMES E.                                                                              $119,000.00    N
  600118614     WARD,KEVIN E.,SONDRA                                                                           $80,000.00    N
  600118615     VASILIUK,ALEXANDER/DANA                                                                        $93,500.00    N
  600118616     MURAWSKI,WALTER                                                                               $185,000.00    N
  600118617     MCCANN,KENNETH J.                                                                             $191,300.00    N
  600118618     BREWER,DEAN E                                                                                 $175,000.00    N
  600118619     TRANG,MICHEAL,MARRY                                                                           $160,000.00    N
  600118620     DELEON,ANSELMO,FRANCIS                                                                        $123,000.00    N
  600118621     AYERS,MERILEE                                                                                 $100,000.00    N
  600118622     PIERCE,STEVEN, BARBARA                                                                        $162,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118623     KUNST,NEAL T.              22 KNOB HILL ROAD          MCCALL             ID     83638       $73,410.63
  600118624     GRAHAM,RAYMOND/MARLYS      1190 23RD AVENUE           SWEET HOME         OR     97386       $71,868.21
  600118627     FAGIN,STANLEY,SHIRLEY      29800 NORTHWEST CAPEHORN   BUXTON             OR     97109      $124,198.81
  600118628     MCLEAN,JERRY/DIANA         5124 NORTH HERTFORD WAY    BOISE              ID     83703      $109,893.27
  600118630     HOLLAND,MORTON             3143 NORTHEAST 45TH AVENU  PORTLAND           OR     97213      $164,788.85
  600118631     ARMSTRONG,MAGDALENA M.     4825 SOUTHWEST 197TH PLAC  ALOHA              OR     97007      $127,797.56
  600118632     WILLIAMSON,REBECCA         1010 NORTHWEST UNION STRE  BEND               OR     97701       $89,031.04
  600118633     ROBERTS,DAVID,CINDY        2905 GEM STREET            BOISE              ID     83705      $111,856.67
  600118635     MONAHAN/GOFF,DAVID/KRISTI  1651 BELMONT LOOP SOUTHWE  ALBANY             OR     97321      $152,486.39
  600118637     DUNFORD,AMY,SCOTT          2806 SOUTHEAST BELLA VIST  VANCOUVER          WA     98683      $195,749.18
  600118638     LENON,JULIE,STEVE          4037 NORTH LOWER ROAD      POCATELLO          ID     83204       $81,345.76
  600118639     MONTGOMERY,JOHN,PHYLLIS    723 8TH AVENUE SOUTH       NAMPA              ID     83651       $44,917.64
  600118640     LEE,CHANG,TAE              8645 SOUTHWEST WAKKILA TE  BEAVERTON          OR     97007      $166,902.42
  600118641     THOMAS,JACQUELYN           750 SPRAGUE AVENUE         EUGENE             OR     97405      $142,112.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118623     KUNST,NEAL T.                8.500      .250    8.250     .0400     8.210     12/01/2027
  600118624     GRAHAM,RAYMOND/MARLYS        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118627     FAGIN,STANLEY,SHIRLEY        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118628     MCLEAN,JERRY/DIANA           8.375      .250    8.125     .0400     8.085     11/01/2027
  600118630     HOLLAND,MORTON               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118631     ARMSTRONG,MAGDALENA M.       8.250      .250    8.000     .0400     7.960     12/01/2027
  600118632     WILLIAMSON,REBECCA           8.625      .250    8.375     .0400     8.335     12/01/2027
  600118633     ROBERTS,DAVID,CINDY          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118635     MONAHAN/GOFF,DAVID/KRISTI    8.000      .250    7.750     .0400     7.710     11/01/2027
  600118637     DUNFORD,AMY,SCOTT            8.250      .250    8.000     .0400     7.960     12/01/2027
  600118638     LENON,JULIE,STEVE            8.250      .250    8.000     .0400     7.960     12/01/2027
  600118639     MONTGOMERY,JOHN,PHYLLIS      8.500      .250    8.250     .0400     8.210     11/01/2027
  600118640     LEE,CHANG,TAE                7.875      .250    7.625     .0400     7.585     11/01/2027
  600118641     THOMAS,JACQUELYN             8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118623     KUNST,NEAL T.              544203                       $565.15                  02/01/1998             360
  600118624     GRAHAM,RAYMOND/MARLYS      544207                       $553.62                  02/01/1998             360
  600118627     FAGIN,STANLEY,SHIRLEY      544221                       $956.14                  02/01/1998             360
  600118628     MCLEAN,JERRY/DIANA         544225                       $836.84        33        02/01/1998             360
  600118630     HOLLAND,MORTON             544230                     $1,239.59                  02/01/1998             360
  600118631     ARMSTRONG,MAGDALENA M.     544244                       $961.62                  02/01/1998             360
  600118632     WILLIAMSON,REBECCA         544245                       $693.40                  02/01/1998             360
  600118633     ROBERTS,DAVID,CINDY        544255                       $841.42                  02/01/1998             360
  600118635     MONAHAN/GOFF,DAVID/KRISTI  544263                     $1,121.19                  02/01/1998             360
  600118637     DUNFORD,AMY,SCOTT          544276                     $1,472.48                  02/01/1998             360
  600118638     LENON,JULIE,STEVE          544278                       $611.91                  02/01/1998             360
  600118639     MONTGOMERY,JOHN,PHYLLIS    544281                       $346.01                  02/01/1998             360
  600118640     LEE,CHANG,TAE              544282                     $1,212.68                  02/01/1998             360
  600118641     THOMAS,JACQUELYN           544305                     $1,057.32                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118623     KUNST,NEAL T.                                                                                 $105,000.00    N
  600118624     GRAHAM,RAYMOND/MARLYS                                                                          $90,000.00    N
  600118627     FAGIN,STANLEY,SHIRLEY                                                                         $265,000.00    N
  600118628     MCLEAN,JERRY/DIANA                                                                            $116,000.00    N
  600118630     HOLLAND,MORTON                                                                                $225,000.00    N
  600118631     ARMSTRONG,MAGDALENA M.                                                                        $160,000.00    N
  600118632     WILLIAMSON,REBECCA                                                                            $118,900.00    N
  600118633     ROBERTS,DAVID,CINDY                                                                           $140,000.00    N
  600118635     MONAHAN/GOFF,DAVID/KRISTI                                                                     $191,000.00    N
  600118637     DUNFORD,AMY,SCOTT                                                                             $245,000.00    N
  600118638     LENON,JULIE,STEVE                                                                             $105,000.00    N
  600118639     MONTGOMERY,JOHN,PHYLLIS                                                                        $65,000.00    N
  600118640     LEE,CHANG,TAE                                                                                 $223,000.00    N
  600118641     THOMAS,JACQUELYN                                                                              $178,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118642     GARRETT,LINDA S.           7750 WEST MOJAVE DRIVE     BOISE              ID     83709       $84,691.49
  600118643     BERNARD,CASEY              4511 NORTHEAST PRESCOTT S  PORTLAND           OR     97218       $78,506.88
  600118644     NGUYEN,TUAN                7020 SOUTHWEST HYLAND WAY  BEAVERTON          OR     97008      $143,820.38
  600118645     HODGSON,MARTYN             20850 SOUTHWEST 87TH COUR  TUALATIN           OR     97062      $136,903.41
  600118646     MANWILL,JIM S.,SANDRA      1156 A&B;1158;1160 E. RAM  SALT LAKE CITY     UT     84105      $132,660.21
  600118647     PHUNG/NGUYEN,HIEU,THAN     5822 NORTHEAST ALBERTA ST  PORTLAND           OR     97218      $134,323.81
  600118648     NGUYEN,LOC H               9707 NORTHEAST 86TH STREE  VANCOUVER          WA     98662      $109,776.30
  600118649     DILLARD,TINA               4348 BUTTERCUP AVENUE NOR  SALEM              OR     97305       $98,661.56
  600118650     IONESCU,CONSTANTIN,NATA    5830 SOUTHWEST 177TH AVEN  ALOHA              OR     97007      $113,439.14
  600118651     REYNOLDS,MARION F.         7744 & 7748 NORTH WILLAME  PORTLAND           OR     97203      $117,467.65
  600118652     REYNOLDS,MARION F.         6635 & 6645 NORTH COLUMBI  PORTLAND           OR     97203      $109,080.25
  600118653     REYNOLDS,MARION F.         1741 NORTHEAST PORTLAND B  PORTLAND           OR     97211       $67,126.30
  600118655     MESSINGER,DONALD H,KAZUKO  930 SOUTHEAST 27TH STREET  GRESHAM            OR     97080      $108,364.65
  600118657     TUNICK,I WALTER,JOY A.     1937 & 1939 23RD STREET    FLORENCE           OR     97439      $101,070.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118642     GARRETT,LINDA S.             8.250      .250    8.000     .0400     7.960     12/01/2027
  600118643     BERNARD,CASEY                8.875      .250    8.625     .0400     8.585     12/01/2027
  600118644     NGUYEN,TUAN                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600118645     HODGSON,MARTYN               8.500      .250    8.250     .0400     8.210     11/01/2027
  600118646     MANWILL,JIM S.,SANDRA        8.750      .250    8.500     .0400     8.460     11/01/2027
  600118647     PHUNG/NGUYEN,HIEU,THAN       8.250      .250    8.000     .0400     7.960     12/01/2027
  600118648     NGUYEN,LOC H                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600118649     DILLARD,TINA                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600118650     IONESCU,CONSTANTIN,NATA      7.750      .250    7.500     .0400     7.460     12/01/2027
  600118651     REYNOLDS,MARION F.           8.875      .250    8.625     .0400     8.585     12/01/2027
  600118652     REYNOLDS,MARION F.           9.000      .250    8.750     .0400     8.710     12/01/2027
  600118653     REYNOLDS,MARION F.           9.000      .250    8.750     .0400     8.710     12/01/2027
  600118655     MESSINGER,DONALD H,KAZUKO    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118657     TUNICK,I WALTER,JOY A.       8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118642     GARRETT,LINDA S.           544307                       $637.07                  02/01/1998             360
  600118643     BERNARD,CASEY              544311                       $625.38                  02/01/1998             360
  600118644     NGUYEN,TUAN                544316                     $1,094.50                  02/01/1998             360
  600118645     HODGSON,MARTYN             544318                     $1,054.95                  02/01/1998             360
  600118646     MANWILL,JIM S.,SANDRA      544331                     $1,046.31                  02/01/1998             360
  600118647     PHUNG/NGUYEN,HIEU,THAN     544335                     $1,014.21                  02/01/1998             360
  600118648     NGUYEN,LOC H               544342                       $845.80                  02/01/1998             360
  600118649     DILLARD,TINA               544362                       $742.25                  02/01/1998             360
  600118650     IONESCU,CONSTANTIN,NATA    544368                       $813.84                  02/01/1998             360
  600118651     REYNOLDS,MARION F.         544370                       $935.68                  02/01/1998             360
  600118652     REYNOLDS,MARION F.         544371                       $878.65                  02/01/1998             360
  600118653     REYNOLDS,MARION F.         544372                       $540.71                  02/01/1998             360
  600118655     MESSINGER,DONALD H,KAZUKO  544392                       $824.68                  02/01/1998             360
  600118657     TUNICK,I WALTER,JOY A.     544417                       $760.28                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118642     GARRETT,LINDA S.                                                                              $106,000.00    N
  600118643     BERNARD,CASEY                                                                                 $131,000.00    N
  600118644     NGUYEN,TUAN                                                                                   $184,000.00    N
  600118645     HODGSON,MARTYN                                                                                $183,000.00    N
  600118646     MANWILL,JIM S.,SANDRA                                                                         $190,000.00    N
  600118647     PHUNG/NGUYEN,HIEU,THAN                                                                        $182,000.00    N
  600118648     NGUYEN,LOC H                                                                                  $141,000.00    N
  600118649     DILLARD,TINA                                                                                  $123,500.00    N
  600118650     IONESCU,CONSTANTIN,NATA                                                                       $142,000.00    N
  600118651     REYNOLDS,MARION F.                                                                            $168,000.00    N
  600118652     REYNOLDS,MARION F.                                                                            $136,500.00    N
  600118653     REYNOLDS,MARION F.                                                                             $84,000.00    N
  600118655     MESSINGER,DONALD H,KAZUKO                                                                     $155,000.00    N
  600118657     TUNICK,I WALTER,JOY A.                                                                        $135,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118659     CASHO,DEBRA LEE            7421 NORTHEAST 122ND STRE  KIRKLAND           WA     98034      $199,418.59
  600118660     ELLER,BRANDE L.            4831 EAST 150 NORTH        RIGBY              ID     83442       $51,933.45
  600118662     GRUDI,THOMAS               53091 LOOP DRIVE           LAPINE             OR     97739       $84,904.34
  600118663     EATON,DICK B.,LINDA L      11555 SOUTHWEST 91ST AVEN  TIGARD             OR     97223      $101,084.95
  600118665     MORELAND,JAMES M.          812-818 NORTH SUMNER STRE  PORTLAND           OR     97217      $113,971.59
  600118667     GORHAM,PATRICK J.,JAN      5134 PETERSON STREET SOUT  SALEM              OR     97306       $70,659.32
  600118668     GORHAM,PATRICK J.,JAN      845 SOUTHEAST GREENBRIAR   DALLAS             OR     97338       $88,848.85
  600118669     GORHAM,PATRICK J.,JAN      2122 MAPLEWOOD DRIVE SOUT  SALEM              OR     97306       $69,958.68
  600118670     NELSON,ERIC S.,KAREN S     1220 SOUTH EDGEWOOD STREE  SEASIDE            OR     97138      $115,359.55
  600118671     MILLER,DELBERT             4212 CHOCTAW DRIVE         NAMPA              ID     83686       $90,186.53
  600118672     RAMIREZ,MARIA,JAIME        4723 SETTLERS DRIVE NORTH  SALEM              OR     97305       $74,904.03
  600118673     DENNISON,TONI J.           1824 SOUTHEAST PINE STREE  PORTLAND           OR     97214       $79,900.20
  600118674     GOMEZ,SILVESTRE,RAMON      114 SOUTHEAST 84TH AVENUE  PORTLAND           OR     97216      $102,262.76
  600118675     LANZAROTTA,PHILLIP JAMES   308 SOUTH 42ND STREET      SPRINGFIELD        OR     97478       $63,922.19


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118659     CASHO,DEBRA LEE              8.750      .250    8.500     .0400     8.460     12/01/2027
  600118660     ELLER,BRANDE L.              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118662     GRUDI,THOMAS                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600118663     EATON,DICK B.,LINDA L        8.375      .250    8.125     .0400     8.085     12/01/2027
  600118665     MORELAND,JAMES M.            8.875      .250    8.625     .0400     8.585     12/01/2027
  600118667     GORHAM,PATRICK J.,JAN        8.750      .250    8.500     .0400     8.460     01/01/2028
  600118668     GORHAM,PATRICK J.,JAN        8.750      .250    8.500     .0400     8.460     01/01/2028
  600118669     GORHAM,PATRICK J.,JAN        8.625      .250    8.375     .0400     8.335     01/01/2028
  600118670     NELSON,ERIC S.,KAREN S       8.500      .250    8.250     .0400     8.210     12/01/2027
  600118671     MILLER,DELBERT               8.375      .250    8.125     .0400     8.085     12/01/2027
  600118672     RAMIREZ,MARIA,JAIME          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118673     DENNISON,TONI J.             8.375      .250    8.125     .0400     8.085     12/01/2027
  600118674     GOMEZ,SILVESTRE,RAMON        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118675     LANZAROTTA,PHILLIP JAMES     8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118659     CASHO,DEBRA LEE            544439                     $1,571.43                  02/01/1998             360
  600118660     ELLER,BRANDE L.            544440                       $390.66                  02/01/1998             360
  600118662     GRUDI,THOMAS               544463                       $676.30                  02/01/1998             360
  600118663     EATON,DICK B.,LINDA L      544469                       $769.57                  02/01/1998             360
  600118665     MORELAND,JAMES M.          544491                       $907.83                  02/01/1998             360
  600118667     GORHAM,PATRICK J.,JAN      544499                       $556.20                  02/01/1998             360
  600118668     GORHAM,PATRICK J.,JAN      544500                       $699.38                  02/01/1998             360
  600118669     GORHAM,PATRICK J.,JAN      544501                       $544.45                  02/01/1998             360
  600118670     NELSON,ERIC S.,KAREN S     544504                       $888.10                  02/01/1998             360
  600118671     MILLER,DELBERT             544512                       $687.11                  02/01/1998             360
  600118672     RAMIREZ,MARIA,JAIME        544513                       $563.45                  02/01/1998             360
  600118673     DENNISON,TONI J.           544514                       $608.06                  02/01/1998             360
  600118674     GOMEZ,SILVESTRE,RAMON      544521                       $787.37                  02/01/1998             360
  600118675     LANZAROTTA,PHILLIP JAMES   544526                       $492.10                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118659     CASHO,DEBRA LEE                                                                               $235,000.00    N
  600118660     ELLER,BRANDE L.                                                                                $93,000.00    N
  600118662     GRUDI,THOMAS                                                                                  $135,000.00    N
  600118663     EATON,DICK B.,LINDA L                                                                         $135,000.00    N
  600118665     MORELAND,JAMES M.                                                                             $163,000.00    N
  600118667     GORHAM,PATRICK J.,JAN                                                                         $101,000.00    N
  600118668     GORHAM,PATRICK J.,JAN                                                                         $127,000.00    N
  600118669     GORHAM,PATRICK J.,JAN                                                                         $100,000.00    N
  600118670     NELSON,ERIC S.,KAREN S                                                                        $165,000.00    N
  600118671     MILLER,DELBERT                                                                                $113,000.00    N
  600118672     RAMIREZ,MARIA,JAIME                                                                           $101,000.00    N
  600118673     DENNISON,TONI J.                                                                              $120,000.00    N
  600118674     GOMEZ,SILVESTRE,RAMON                                                                         $128,000.00    N
  600118675     LANZAROTTA,PHILLIP JAMES                                                                       $80,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118676     BOEH,KEN                   7801 SOUTHEAST CLACKAMAS   MILWAUKIE          OR     97267      $119,919.48
  600118678     WOODWICK,LOUIS,ESTHER      1409 NORTHEAST LOGAN STRE  MCMINNVILLE        OR     97128       $91,941.43
  600118679     ALBERT/MANSELL,EUGENE,DAR  860 GLORY DRIVE            EUGENE             OR     97404       $83,900.46
  600118680     WILSON/SCHMIDT,JOHN/SUSAN  299 MARION LANE            EUGENE             OR     97404       $64,955.26
  600118682     BRUBAKER,GARY/MYRNA        2380 SOUTH PACIFIC STREET  BOISE              ID     83705       $72,202.74
  600118683     OSBORN,ANGELA R            516 8TH AVENUE SOUTH       NAMPA              ID     83651       $74,954.56
  600118684     CARLSON,DAVID B.,SHEILA    536 NORTHEAST BENTON STRE  NEWPORT            OR     97365      $140,317.11
  600118685     WINES,JERRY R.             3921 SOUTHEAST 102ND AVEN  PORTLAND           OR     97266       $86,102.98
  600118686     CAIN,MABEL I               1439 NORTHEAST MCDONALD L  MCMINNVILLE        OR     97128       $67,960.87
  600118688     BRENNAN/MCCLELL,KEVIN/BET  817 CHERT PLACE            CLAYTON            CA     94517      $189,363.48
  600118690     TRAN/PHOUNG,PHUOC/YOLANDA  2230 38TH AVENUE           OAKLAND            CA     94601       $59,890.17
  600118691     AZAR,BETTY                 2953 PLUMSTEAD WAY         SAN JOSE           CA     95148      $159,800.40
  600118692     HOOPER,SUZANNE             823 CREEKSIDE PLACE        SANTA CLARA        CA     95051      $219,718.46
  600118693     BALLEW,JOE,SYLVIA          6784 SUENO ROAD            GOLETA             CA     93117      $133,787.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118676     BOEH,KEN                     8.000      .250    7.750     .0400     7.710     01/01/2028
  600118678     WOODWICK,LOUIS,ESTHER        8.500      .250    8.250     .0400     8.210     01/01/2028
  600118679     ALBERT/MANSELL,EUGENE,DAR    8.625      .250    8.375     .0400     8.335     12/01/2027
  600118680     WILSON/SCHMIDT,JOHN/SUSAN    7.875      .250    7.625     .0400     7.585     01/01/2028
  600118682     BRUBAKER,GARY/MYRNA          8.125      .250    7.875     .0400     7.835     01/01/2028
  600118683     OSBORN,ANGELA R              8.500      .250    8.250     .0400     8.210     01/01/2028
  600118684     CARLSON,DAVID B.,SHEILA      8.625      .250    8.375     .0400     8.335     01/01/2028
  600118685     WINES,JERRY R.               8.875      .250    8.625     .0400     8.585     12/01/2027
  600118686     CAIN,MABEL I                 8.750      .250    8.500     .0400     8.460     01/01/2028
  600118688     BRENNAN/MCCLELL,KEVIN/BET    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118690     TRAN/PHOUNG,PHUOC/YOLANDA    8.500      .250    8.250     .0400     8.210     11/01/2027
  600118691     AZAR,BETTY                   8.375      .250    8.125     .0400     8.085     12/01/2027
  600118692     HOOPER,SUZANNE               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118693     BALLEW,JOE,SYLVIA            7.375      .250    7.125     .0400     7.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118676     BOEH,KEN                   544541                       $880.52                  02/01/1998             360
  600118678     WOODWICK,LOUIS,ESTHER      544553                       $707.40                  02/01/1998             360
  600118679     ALBERT/MANSELL,EUGENE,DAR  544558                       $653.34                  02/01/1998             360
  600118680     WILSON/SCHMIDT,JOHN/SUSAN  544579                       $471.30                  02/01/1998             360
  600118682     BRUBAKER,GARY/MYRNA        544581                       $536.45                  02/01/1998             360
  600118683     OSBORN,ANGELA R            544618                       $576.69                  02/01/1998             360
  600118684     CARLSON,DAVID B.,SHEILA    544632                     $1,092.02         2        02/01/1998             360
  600118685     WINES,JERRY R.             544636                       $685.85                  02/01/1998             360
  600118686     CAIN,MABEL I               544668                       $534.96                  02/01/1998             360
  600118688     BRENNAN/MCCLELL,KEVIN/BET  545194                     $1,441.10                  02/01/1998             360
  600118690     TRAN/PHOUNG,PHUOC/YOLANDA  545590                       $461.35                  02/01/1998             360
  600118691     AZAR,BETTY                 545638                     $1,216.12                  02/01/1998             360
  600118692     HOOPER,SUZANNE             545729                     $1,652.79                  02/01/1998             360
  600118693     BALLEW,JOE,SYLVIA          545730                       $932.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118676     BOEH,KEN                                                                                      $150,000.00    N
  600118678     WOODWICK,LOUIS,ESTHER                                                                         $115,000.00    N
  600118679     ALBERT/MANSELL,EUGENE,DAR                                                                     $105,000.00    N
  600118680     WILSON/SCHMIDT,JOHN/SUSAN                                                                     $112,500.00    N
  600118682     BRUBAKER,GARY/MYRNA                                                                            $85,000.00    N
  600118683     OSBORN,ANGELA R                                                                                $95,000.00    N
  600118684     CARLSON,DAVID B.,SHEILA                                                                       $156,000.00    N
  600118685     WINES,JERRY R.                                                                                $115,000.00    N
  600118686     CAIN,MABEL I                                                                                   $85,000.00    N
  600118688     BRENNAN/MCCLELL,KEVIN/BET                                                                     $237,000.00    N
  600118690     TRAN/PHOUNG,PHUOC/YOLANDA                                                                      $75,000.00    N
  600118691     AZAR,BETTY                                                                                    $239,000.00    N
  600118692     HOOPER,SUZANNE                                                                                $275,000.00    N
  600118693     BALLEW,JOE,SYLVIA                                                                             $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118694     HORNA,ZARABAEL/JULIAN      452 STROUD PLACE           SAN JOSE           CA     95111      $143,824.90
  600118695     GEE,ROBERT,CARMEN          3366 HERRIER STREET        OAKLAND            CA     94602      $211,581.16
  600118696     MUSCAT/SANO,RAYMOND,LAURI  2085 SOLANO WAY A-B        CONCORD            CA     94520      $128,082.63
  600118698     RODKEY,KENNETH             152 BRADLEY DRIVE          SANTA CRUZ         CA     95060      $186,721.57
  600118701     SAYLES,ROBERT              662 APGAR STREET           OAKLAND            CA     94609      $134,851.97
  600118705     DESALES,TOMAS              417 F STREET               COLMA              CA     94014      $189,737.64
  600118706     RISNER/RISNER,FRANKLIN/BI  1882 EISENHOWER DRIVE      SANTA CLARA        CA     95054      $179,625.95
  600118707     NGUYEN,NGA                 5 LIDO LANE                SAN RAFAEL         CA     94901      $188,217.82
  600118710     ZAK,COLIN,RACHEL           4350 WHITTLE AVENUE        OAKLAND            CA     94602      $191,620.67
  600118712     CORDOVA,DENISE             N286 WARFIELD WAY          SAN JOSE           CA     95122      $109,263.53
  600118713     ELGAWLY,REDA               1219 PALOMA AVENUE #1      BURLINGAME         CA     94010      $170,802.52
  600118714     JACIOW,BRADLEY,SUSAN       1079 CLOVERBROOK DRIVE     SAN JOSE           CA     95120      $205,736.38
  600118715     LEE,MARGO                  1215 PRESIDIO BOULEVARD    PACIFIC GROVE      CA     93950      $149,812.88
  600118716     ZERMENO/ROMERO,FILIBERTO/  445 WINCHESTER DRIVE       WATSONVILLE        CA     95076      $102,268.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118694     HORNA,ZARABAEL/JULIAN        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118695     GEE,ROBERT,CARMEN            8.125      .250    7.875     .0400     7.835     11/01/2027
  600118696     MUSCAT/SANO,RAYMOND,LAURI    8.875      .250    8.625     .0400     8.585     11/01/2027
  600118698     RODKEY,KENNETH               7.500      .250    7.250     .0400     7.210     12/01/2027
  600118701     SAYLES,ROBERT                9.000      .250    8.750     .0400     8.710     12/01/2027
  600118705     DESALES,TOMAS                7.875      .250    7.625     .0400     7.585     12/01/2027
  600118706     RISNER/RISNER,FRANKLIN/BI    7.875      .250    7.625     .0400     7.585     11/01/2027
  600118707     NGUYEN,NGA                   8.000      .250    7.750     .0400     7.710     11/01/2027
  600118710     ZAK,COLIN,RACHEL             8.125      .250    7.875     .0400     7.835     11/01/2027
  600118712     CORDOVA,DENISE               8.375      .250    8.125     .0400     8.085     12/01/2027
  600118713     ELGAWLY,REDA                 8.750      .250    8.500     .0400     8.460     12/01/2027
  600118714     JACIOW,BRADLEY,SUSAN         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118715     LEE,MARGO                    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118716     ZERMENO/ROMERO,FILIBERTO/    8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118694     HORNA,ZARABAEL/JULIAN      545734                     $1,107.24                  02/01/1998             360
  600118695     GEE,ROBERT,CARMEN          545766                     $1,574.09                  02/01/1998             360
  600118696     MUSCAT/SANO,RAYMOND,LAURI  545772                     $1,020.81                  02/01/1998             360
  600118698     RODKEY,KENNETH             545893                     $1,307.53                  02/01/1998             360
  600118701     SAYLES,ROBERT              545948                     $1,086.24         2        02/01/1998             360
  600118705     DESALES,TOMAS              546210                     $1,377.63                  02/01/1998             360
  600118706     RISNER/RISNER,FRANKLIN/BI  546236                     $1,305.12                  02/01/1998             360
  600118707     NGUYEN,NGA                 546242                     $1,383.88                  02/01/1998             360
  600118710     ZAK,COLIN,RACHEL           546349                     $1,425.59                  02/01/1998             360
  600118712     CORDOVA,DENISE             546381                       $831.52                  02/01/1998             360
  600118713     ELGAWLY,REDA               546420                     $1,345.26                  02/01/1998             360
  600118714     JACIOW,BRADLEY,SUSAN       546468                     $1,547.61                  02/01/1998             360
  600118715     LEE,MARGO                  546473                     $1,140.11                  02/01/1998             360
  600118716     ZERMENO/ROMERO,FILIBERTO/  546502                       $769.30                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118694     HORNA,ZARABAEL/JULIAN                                                                         $180,000.00    N
  600118695     GEE,ROBERT,CARMEN                                                                             $265,000.00    N
  600118696     MUSCAT/SANO,RAYMOND,LAURI                                                                     $160,400.00    N
  600118698     RODKEY,KENNETH                                                                                $340,000.00    N
  600118701     SAYLES,ROBERT                                                                                 $150,000.00    N
  600118705     DESALES,TOMAS                                                                                 $238,000.00    N
  600118706     RISNER/RISNER,FRANKLIN/BI                                                                     $265,000.00    N
  600118707     NGUYEN,NGA                                                                                    $300,000.00    N
  600118710     ZAK,COLIN,RACHEL                                                                              $240,000.00    N
  600118712     CORDOVA,DENISE                                                                                $145,900.00    N
  600118713     ELGAWLY,REDA                                                                                  $260,000.00    N
  600118714     JACIOW,BRADLEY,SUSAN                                                                          $275,000.00    N
  600118715     LEE,MARGO                                                                                     $310,000.00    N
  600118716     ZERMENO/ROMERO,FILIBERTO/                                                                     $128,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118718     WEISS,STEPHEN              292 DONAHUE STREET         SAUSALITO          CA     94965      $219,542.82
  600118720     VALLADARES,PABLO,JOSEFINA  20556 CAMBRIDGE AVENUE     HAYWARD            CA     94541      $163,699.82
  600118721     CHAVEZ,KATHY               1283-1285 BERKELEY WAY     BERKELEY           CA     94702      $140,108.22
  600118724     KAUFMAN/REESE,MINDY/DREW   7150 STONY CREST ROAD      JOSHUA TREE        CA     92252       $98,873.32
  600118725     CHANG/MA,ABRAHAM/MARY      1351 GLENMOOR WAY          SAN JOSE           CA     95129      $173,681.52
  600118726     UMALE,RAYMOND,GLORIA       24798 JO MARY COURT        HAYWARD            CA     94541      $210,613.80
  600118728     LEE,KITT,HILLIE            677 ESCUELA PLACE          MILPITAS           CA     95035      $219,542.82
  600118729     YU,CHUN,SHELLY             416 KITTY HAWK ROAD        ALAMEDA            CA     94501      $194,584.45
  600118734     MENARY,KIMBERLEY           20440 RIVER BOULEVARD      MONTE RIO          CA     95462      $102,333.01
  600118735     MANLOVE/BISHOP,FRANK/CHRI  3275 NORTH MOUNTAIN VIEW   SAN DIEGO          CA     92116      $113,226.89
  600118736     AZZARO,BETHIE M.           16 HIBBERT COURT           PACIFICA           CA     94044       $24,970.37
  600118739     MOORE,JACK, CAROLYN        125 CYPRESS AVENUE         DILLON BEACH       CA     94929      $219,866.72
  600118740     GUTTMAN,ELI,JOAN           1530 CAMBURY AVENUE        ARCADIA            CA     91007      $221,963.01
  600118741     CUNNINGHAM/GRAC,DANIEL/CA  8300 AND 8302 WILEY POST   LOS ANGELES        CA     90045      $146,634.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118718     WEISS,STEPHEN                7.875      .250    7.625     .0400     7.585     11/01/2027
  600118720     VALLADARES,PABLO,JOSEFINA    8.500      .250    8.250     .0400     8.210     11/01/2027
  600118721     CHAVEZ,KATHY                 7.875      .250    7.625     .0400     7.585     11/01/2027
  600118724     KAUFMAN/REESE,MINDY/DREW     8.250      .250    8.000     .0400     7.960     12/01/2027
  600118725     CHANG/MA,ABRAHAM/MARY        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118726     UMALE,RAYMOND,GLORIA         8.500      .250    8.250     .0400     8.210     11/01/2027
  600118728     LEE,KITT,HILLIE              7.875      .250    7.625     .0400     7.585     11/01/2027
  600118729     YU,CHUN,SHELLY               7.750      .250    7.500     .0400     7.460     11/01/2027
  600118734     MENARY,KIMBERLEY             8.125      .250    7.875     .0400     7.835     01/01/2028
  600118735     MANLOVE/BISHOP,FRANK/CHRI    7.375      .250    7.125     .0400     7.085     12/01/2027
  600118736     AZZARO,BETHIE M.             8.625      .250    8.375     .0400     8.335     12/01/2027
  600118739     MOORE,JACK, CAROLYN          8.500      .250    8.250     .0400     8.210     01/01/2028
  600118740     GUTTMAN,ELI,JOAN             8.375      .250    8.125     .0400     8.085     11/01/2027
  600118741     CUNNINGHAM/GRAC,DANIEL/CA    8.875      .250    8.625     .0400     8.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118718     WEISS,STEPHEN              546533                     $1,595.15                  02/01/1998             360
  600118720     VALLADARES,PABLO,JOSEFINA  546569                     $1,261.02                  02/01/1998             360
  600118721     CHAVEZ,KATHY               546600                     $1,018.00                  02/01/1998             360
  600118724     KAUFMAN/REESE,MINDY/DREW   546607                       $743.75                  02/01/1998             360
  600118725     CHANG/MA,ABRAHAM/MARY      546626                     $1,337.91                  02/01/1998             360
  600118726     UMALE,RAYMOND,GLORIA       546639                     $1,622.41                  02/01/1998             360
  600118728     LEE,KITT,HILLIE            546660                     $1,595.15                  02/01/1998             360
  600118729     YU,CHUN,SHELLY             546674                     $1,397.00                  02/01/1998             360
  600118734     MENARY,KIMBERLEY           546702                       $760.32                  02/01/1998             360
  600118735     MANLOVE/BISHOP,FRANK/CHRI  546722                       $783.23                  02/01/1998             360
  600118736     AZZARO,BETHIE M.           546795                       $194.45                  02/01/1998             360
  600118739     MOORE,JACK, CAROLYN        546851                     $1,691.61                  02/01/1998             360
  600118740     GUTTMAN,ELI,JOAN           547431                     $1,690.40                  02/01/1998             360
  600118741     CUNNINGHAM/GRAC,DANIEL/CA  547439                     $1,168.01                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118718     WEISS,STEPHEN                                                                                 $275,000.00    N
  600118720     VALLADARES,PABLO,JOSEFINA                                                                     $205,000.00    N
  600118721     CHAVEZ,KATHY                                                                                  $216,000.00    N
  600118724     KAUFMAN/REESE,MINDY/DREW                                                                      $123,850.00    N
  600118725     CHANG/MA,ABRAHAM/MARY                                                                         $530,000.00    N
  600118726     UMALE,RAYMOND,GLORIA                                                                          $300,000.00    N
  600118728     LEE,KITT,HILLIE                                                                               $275,000.00    N
  600118729     YU,CHUN,SHELLY                                                                                $280,000.00    N
  600118734     MENARY,KIMBERLEY                                                                              $128,000.00    N
  600118735     MANLOVE/BISHOP,FRANK/CHRI                                                                     $162,000.00    N
  600118736     AZZARO,BETHIE M.                                                                              $254,000.00    N
  600118739     MOORE,JACK, CAROLYN                                                                           $275,000.00    N
  600118740     GUTTMAN,ELI,JOAN                                                                              $278,000.00    N
  600118741     CUNNINGHAM/GRAC,DANIEL/CA                                                                     $183,500.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118744     WARREN,MAX,ALICE           1560 WEST 9000 NORTH       NEOLA              UT     84053      $114,944.18
  600118745     ALVAREZ/CASILL/,FRANCISCO  2917 & 2919 CHESAPEAKE AV  LOS ANGELES        CA     90016      $129,849.87
  600118746     CUEVA,CARLOS               807 NORTH DRIFTWOOD AVENU  BREA               CA     92821      $202,078.17
  600118747     MELENDEZ,RICHARD           4532 TOPANGA CANYON BOULE  LOS ANGELES        CA     91364      $144,819.13
  600118749     LYRAS,DEAN                 6776 MILNER ROAD           LOS ANGELES        CA     90068      $187,673.12
  600118750     DIAZ,RUBENA.,ELENA         10524 EAST AVENUE S-2      LITTLEROCK AREA    CA     93543       $49,541.23
  600118751     STRAND,ROBERT              790 MEYER LANE             REDONDO BEACH      CA     90278      $167,785.00
  600118754     KUBO,SHAWNA                3488 SWEETWATER CIRCLE     CORONA             CA     91720      $107,786.61
  600118755     ANDRADE,ROWLAND/EVELYN     1042 OLANCHA DRIVE         LOS ANGELES        CA     90065      $226,460.06
  600118756     MAESE,MARY                 4140 KIRKCALDY DRIVE       SAN DIEGO          CA     92111      $124,257.55
  600118757     FRAME,JAMES,ROSARIO        315 WEST UNIVERSITY AVENU  COALINGA           CA     93210       $67,923.47
  600118758     JARRAHZADEH,BLANCA         2316 AND 2316A GRANT AVEN  REDONDO BEACH      CA     90278      $181,628.88
  600118761     BONNER,MARGUERITE          207 SOUTH FLOWER AVENUE    COMPTON            CA     90221       $79,900.20
  600118762     KREIK,LINA                 3558 FEDERAL AVENUE        LOS ANGELES        CA     90066      $185,277.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118744     WARREN,MAX,ALICE             8.000      .250    7.750     .0400     7.710     12/01/2027
  600118745     ALVAREZ/CASILL/,FRANCISCO    8.750      .250    8.500     .0400     8.460     12/01/2027
  600118746     CUEVA,CARLOS                 9.000      .250    8.750     .0400     8.710     12/01/2027
  600118747     MELENDEZ,RICHARD             8.375      .250    8.125     .0400     8.085     12/01/2027
  600118749     LYRAS,DEAN                   8.750      .250    8.500     .0400     8.460     11/01/2027
  600118750     DIAZ,RUBENA.,ELENA           8.625      .250    8.375     .0400     8.335     12/01/2027
  600118751     STRAND,ROBERT                8.250      .250    8.000     .0400     7.960     12/01/2027
  600118754     KUBO,SHAWNA                  8.125      .250    7.875     .0400     7.835     11/01/2027
  600118755     ANDRADE,ROWLAND/EVELYN       7.625      .250    7.375     .0400     7.335     11/01/2027
  600118756     MAESE,MARY                   8.250      .250    8.000     .0400     7.960     11/01/2027
  600118757     FRAME,JAMES,ROSARIO          8.875      .250    8.625     .0400     8.585     12/01/2027
  600118758     JARRAHZADEH,BLANCA           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118761     BONNER,MARGUERITE            8.375      .250    8.125     .0400     8.085     12/01/2027
  600118762     KREIK,LINA                   8.750      .250    8.500     .0400     8.460     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118744     WARREN,MAX,ALICE           547558                       $844.56                  02/01/1998             360
  600118745     ALVAREZ/CASILL/,FRANCISCO  547573                     $1,022.71                  02/01/1998             360
  600118746     CUEVA,CARLOS               547594                     $1,627.75                  02/01/1998             360
  600118747     MELENDEZ,RICHARD           547610                     $1,102.10                  02/01/1998             360
  600118749     LYRAS,DEAN                 547683                     $1,479.00                  02/01/1998             360
  600118750     DIAZ,RUBENA.,ELENA         547765                       $385.78                  02/01/1998             360
  600118751     STRAND,ROBERT              547773                     $1,262.13                  02/01/1998             360
  600118754     KUBO,SHAWNA                547844                       $801.90                  02/01/1998             360
  600118755     ANDRADE,ROWLAND/EVELYN     547874                     $1,606.69        33        02/01/1998             360
  600118756     MAESE,MARY                 547897                       $937.58                  02/01/1998             360
  600118757     FRAME,JAMES,ROSARIO        547898                       $541.04                  02/01/1998             360
  600118758     JARRAHZADEH,BLANCA         547914                     $1,398.27                  02/01/1998             360
  600118761     BONNER,MARGUERITE          547957                       $608.06                  02/01/1998             360
  600118762     KREIK,LINA                 547961                     $1,460.12                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118744     WARREN,MAX,ALICE                                                                              $143,900.00    N
  600118745     ALVAREZ/CASILL/,FRANCISCO                                                                     $163,000.00    N
  600118746     CUEVA,CARLOS                                                                                  $289,000.00    N
  600118747     MELENDEZ,RICHARD                                                                              $295,000.00    N
  600118749     LYRAS,DEAN                                                                                    $235,000.00    N
  600118750     DIAZ,RUBENA.,ELENA                                                                             $62,000.00    N
  600118751     STRAND,ROBERT                                                                                 $210,000.00    N
  600118754     KUBO,SHAWNA                                                                                   $144,000.00    N
  600118755     ANDRADE,ROWLAND/EVELYN                                                                        $255,000.00    N
  600118756     MAESE,MARY                                                                                    $156,000.00    N
  600118757     FRAME,JAMES,ROSARIO                                                                            $80,000.00    N
  600118758     JARRAHZADEH,BLANCA                                                                            $242,500.00    N
  600118761     BONNER,MARGUERITE                                                                             $100,000.00    N
  600118762     KREIK,LINA                                                                                    $232,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118764     ANASTAS,JONATHAN           7135 PACIFIC VIEW DRIVE    LOS ANGELES        CA     90068      $222,666.74
  600118765     JONES,JOHN,ANDREA          1256 MASSELIN AVENUE       LOS ANGELES        CA     90019      $215,583.93
  600118766     MATSUMOTO,PHILLIP,PAMALA   1224 BERKELEY DRIVE        GLENDALE           CA     91205      $170,208.23
  600118768     SMITH,LEONARD,ANN          2765 NE 102ND AVENUE       PORTLAND           OR     97220      $182,463.40
  600118770     OLDACH,RICHARD             24646 DEVONPORT CIRCLE     LAGUNA HILLS       CA     92653      $226,131.70
  600118771     LAMB,MICHELLE              3568 SEAFARER DRIVE        OCEANSIDE          CA     92054      $117,837.06
  600118773     INIGUEZ,GREGORIA           3253 FAY AVENUE            LOS ANGELES        CA     90034       $84,901.83
  600118774     PATEL,DIVYOGI,BINA         4765 PASEO PADRE PARKWAY   FREMONT            CA     94555      $211,721.72
  600118775     PETERSON,BRYAN,JODI        133 EAST 200 NORTH         BOUNTIFUL          UT     84010      $107,826.30
  600118777     CRANE,BETTY                2524 EAST TERRACE STREET   ANAHEIM            CA     92806      $180,976.57
  600118778     CRANE,BETTY J.             2530 EAST TERRACE STREET   ANAHEIM            CA     92806      $180,984.78
  600118779     CRANE,BETTY                3515 AND 3517 ALBANY STRE  RIVERSIDE          CA     92503       $73,868.00
  600118780     WACO,MICHAEL,TRACIE        23155 MARIANO STREET       LOS ANGELES        CA     91367      $191,011.43
  600118781     LANGE,GEORGE,JUDITH        35 CANTERA STREET          THOUSAND OAKS      CA     91360      $199,698.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118764     ANASTAS,JONATHAN             8.750      .250    8.500     .0400     8.460     11/01/2027
  600118765     JONES,JOHN,ANDREA            8.250      .250    8.000     .0400     7.960     11/01/2027
  600118766     MATSUMOTO,PHILLIP,PAMALA     8.875      .250    8.625     .0400     8.585     12/01/2027
  600118768     SMITH,LEONARD,ANN            8.500      .250    8.250     .0400     8.210     11/01/2027
  600118770     OLDACH,RICHARD               8.625      .250    8.375     .0400     8.335     12/01/2027
  600118771     LAMB,MICHELLE                7.875      .250    7.625     .0400     7.585     12/01/2027
  600118773     INIGUEZ,GREGORIA             8.750      .250    8.500     .0400     8.460     12/01/2027
  600118774     PATEL,DIVYOGI,BINA           8.125      .250    7.875     .0400     7.835     12/01/2027
  600118775     PETERSON,BRYAN,JODI          7.875      .250    7.625     .0400     7.585     12/01/2027
  600118777     CRANE,BETTY                  8.625      .250    8.375     .0400     8.335     11/01/2027
  600118778     CRANE,BETTY J.               8.750      .250    8.500     .0400     8.460     11/01/2027
  600118779     CRANE,BETTY                  8.625      .250    8.375     .0400     8.335     11/01/2027
  600118780     WACO,MICHAEL,TRACIE          8.375      .250    8.125     .0400     8.085     12/01/2027
  600118781     LANGE,GEORGE,JUDITH          8.000      .250    7.750     .0400     7.710     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118764     ANASTAS,JONATHAN           547989                     $1,756.31        12        02/01/1998             360
  600118765     JONES,JOHN,ANDREA          547993                     $1,622.74                  02/01/1998             360
  600118766     MATSUMOTO,PHILLIP,PAMALA   548012                     $1,355.78                  02/01/1998             360
  600118768     SMITH,LEONARD,ANN          548023                     $1,414.80                  02/01/1998             360
  600118770     OLDACH,RICHARD             548029                     $1,760.92                  02/01/1998             360
  600118771     LAMB,MICHELLE              548049                       $855.58                  02/01/1998             360
  600118773     INIGUEZ,GREGORIA           548071                       $668.70                  02/01/1998             360
  600118774     PATEL,DIVYOGI,BINA         548072                     $1,574.09                  02/01/1998             360
  600118775     PETERSON,BRYAN,JODI        548116                       $783.07                  02/01/1998             360
  600118777     CRANE,BETTY                548127                     $1,410.13                  02/01/1998             360
  600118778     CRANE,BETTY J.             548129                     $1,426.29                  02/01/1998             360
  600118779     CRANE,BETTY                548130                       $575.56                  02/01/1998             360
  600118780     WACO,MICHAEL,TRACIE        548141                     $1,453.64                  02/01/1998             360
  600118781     LANGE,GEORGE,JUDITH        548156                     $1,467.53                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118764     ANASTAS,JONATHAN                                                                              $235,000.00    N
  600118765     JONES,JOHN,ANDREA                                                                             $270,000.00    N
  600118766     MATSUMOTO,PHILLIP,PAMALA                                                                      $213,000.00    N
  600118768     SMITH,LEONARD,ANN                                                                             $230,000.00    N
  600118770     OLDACH,RICHARD                                                                                $283,000.00    N
  600118771     LAMB,MICHELLE                                                                                 $147,500.00    N
  600118773     INIGUEZ,GREGORIA                                                                              $145,000.00    N
  600118774     PATEL,DIVYOGI,BINA                                                                            $265,000.00    N
  600118775     PETERSON,BRYAN,JODI                                                                           $135,000.00    N
  600118777     CRANE,BETTY                                                                                   $259,000.00    N
  600118778     CRANE,BETTY J.                                                                                $259,000.00    N
  600118779     CRANE,BETTY                                                                                   $139,000.00    N
  600118780     WACO,MICHAEL,TRACIE                                                                           $255,000.00    N
  600118781     LANGE,GEORGE,JUDITH                                                                           $250,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118782     ADAMS,DAN,OFELIA           23230 SESAME STREET        TORRANCE           CA     90502       $55,902.64
  600118783     KAHANA,YORAM,MARGERY       8323 LOOKOUT MOUNTAIN AVE  LOS ANGELES        CA     90068      $209,757.48
  600118784     LIN,PENG, CHUN-CHIO        3771 COSLEY STREET         IRVINE             CA     92614      $202,109.97
  600118787     BARNES/TAYLOR,SANDRA/MARK  5008 VIEWRIDGE WAY         OCEANSIDE          CA     92056      $205,325.54
  600118788     FORD,RODNEY,LEANNE         2129 NORTH CANDIS AVENUE   SANTA ANA          CA     92706      $133,837.08
  600118791     KOSKI,ANDREW,CORINNE       15407 ALBRIGHT STREET      LOS ANGELES        CA     90272      $199,878.84
  600118793     ALDRIDGE,JAYSON            799 MEDFORD STREET         EL CAJON           CA     92020      $102,268.95
  600118795     HADDOX/HADDOX,VICTOR/BARB  4705 KESTER AVENUE         LOS ANGELES        CA     91403       $59,821.36
  600118796     DIBERNADO,RALPH            22231 PLATINO              MISSION VIEJO      CA     92691      $179,569.22
  600118797     KOKOL,CAROL                14711 LEON PLACE           TUSTIN AREA        CA     92780      $141,809.89
  600118799     WICKSTROM/MCCLI,KEVEN/VIR  36210 TONTO LANE           TEMECULA           CA     92592      $143,801.15
  600118800     SMART,ARNELL,DIANA         22041 CONWAY PLACE         SANTA CLARITA      CA     91350      $177,772.22
  600118802     RISBON,JILL                11081 ESSEX DRIVE          LOS ALAMITOS       CA     90720      $178,970.67
  600118805     KITTIUDOM,KHANIDA,ANAWACH  849 EAST MEDA AVENUE       GLENDORA           CA     91741      $195,616.13


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118782     ADAMS,DAN,OFELIA             8.750      .250    8.500     .0400     8.460     11/01/2027
  600118783     KAHANA,YORAM,MARGERY         8.750      .250    8.500     .0400     8.460     12/01/2027
  600118784     LIN,PENG, CHUN-CHIO          8.250      .250    8.000     .0400     7.960     11/01/2027
  600118787     BARNES/TAYLOR,SANDRA/MARK    8.500      .250    8.250     .0400     8.210     01/01/2028
  600118788     FORD,RODNEY,LEANNE           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118791     KOSKI,ANDREW,CORINNE         8.500      .250    8.250     .0400     8.210     01/01/2028
  600118793     ALDRIDGE,JAYSON              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118795     HADDOX/HADDOX,VICTOR/BARB    8.125      .250    7.875     .0400     7.835     12/01/2027
  600118796     DIBERNADO,RALPH              8.625      .250    8.375     .0400     8.335     12/01/2027
  600118797     KOKOL,CAROL                  8.375      .250    8.125     .0400     8.085     01/01/2028
  600118799     WICKSTROM/MCCLI,KEVEN/VIR    7.875      .250    7.625     .0400     7.585     12/01/2027
  600118800     SMART,ARNELL,DIANA           8.250      .250    8.000     .0400     7.960     12/01/2027
  600118802     RISBON,JILL                  8.250      .250    8.000     .0400     7.960     12/01/2027
  600118805     KITTIUDOM,KHANIDA,ANAWACH    8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118782     ADAMS,DAN,OFELIA           548164                       $440.55                  02/01/1998             360
  600118783     KAHANA,YORAM,MARGERY       548169                     $1,652.07                  02/01/1998             360
  600118784     LIN,PENG, CHUN-CHIO        548187                     $1,521.31                  02/01/1998             360
  600118787     BARNES/TAYLOR,SANDRA/MARK  548221                     $1,579.73         2        02/01/1998             360
  600118788     FORD,RODNEY,LEANNE         548253                     $1,030.34                  02/01/1998             360
  600118791     KOSKI,ANDREW,CORINNE       548270                     $1,537.83                  02/01/1998             360
  600118793     ALDRIDGE,JAYSON            548281                       $769.30                  02/01/1998             360
  600118795     HADDOX/HADDOX,VICTOR/BARB  548292                       $444.76                  02/01/1998             360
  600118796     DIBERNADO,RALPH            548293                     $1,399.24                  02/01/1998             360
  600118797     KOKOL,CAROL                548303                     $1,079.30                  02/01/1998             360
  600118799     WICKSTROM/MCCLI,KEVEN/VIR  548334                     $1,044.10                  02/01/1998             360
  600118800     SMART,ARNELL,DIANA         548336                     $1,337.25                  02/01/1998             360
  600118802     RISBON,JILL                548349                     $1,346.27                  02/01/1998             360
  600118805     KITTIUDOM,KHANIDA,ANAWACH  548374                     $1,524.47                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118782     ADAMS,DAN,OFELIA                                                                               $70,000.00    N
  600118783     KAHANA,YORAM,MARGERY                                                                          $275,000.00    N
  600118784     LIN,PENG, CHUN-CHIO                                                                           $270,000.00    N
  600118787     BARNES/TAYLOR,SANDRA/MARK                                                                     $216,300.00    N
  600118788     FORD,RODNEY,LEANNE                                                                            $167,500.00    N
  600118791     KOSKI,ANDREW,CORINNE                                                                          $570,000.00    N
  600118793     ALDRIDGE,JAYSON                                                                               $128,000.00    N
  600118795     HADDOX/HADDOX,VICTOR/BARB                                                                      $79,900.00    N
  600118796     DIBERNADO,RALPH                                                                               $224,900.00    N
  600118797     KOKOL,CAROL                                                                                   $250,000.00    N
  600118799     WICKSTROM/MCCLI,KEVEN/VIR                                                                     $180,000.00    N
  600118800     SMART,ARNELL,DIANA                                                                            $225,000.00    N
  600118802     RISBON,JILL                                                                                   $224,000.00    N
  600118805     KITTIUDOM,KHANIDA,ANAWACH                                                                     $245,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118806     MOSHENKO,BOB,MARILYN       10253 WESTMINSTER AVENUE   GARDEN GROVE       CA     92843       $75,857.32
  600118807     WHITE,JACK, ARMIDA         118 EAST BARNETT STREET    VENTURA            CA     93001       $64,125.18
  600118808     FRIES,LEN, LINDA           32879 VALENTINO WAY        TEMECULA           CA     92592      $199,750.52
  600118809     SCHULTZ,MADELEINE          869 MILLER COURT           VENTURA            CA     93003      $134,707.24
  600118810     SKUTNIK,MICHAEL,PAMELA     1410 CALLE AVELLANO        THOUSAND OAKS      CA     91360      $163,636.54
  600118811     LARSON,NOEL,ALEXIS         16126 CORNUTA AVENUE       BELLFLOWER         CA     90706       $95,828.73
  600118812     DONATO,ROMEO               12351 GEORGIAN STREET      STANTON            CA     92641      $124,922.31
  600118813     TRINIDAD,EVANGELINA        1163 NORTH CORONADO STREE  LOS ANGELES        CA     90026      $161,735.91
  600118814     SPAETH,ROBERT,MAXINE       6513 ELTON AVENUE          LAS VEGAS          NV     89107       $90,889.35
  600118815     WHITE,KENNETH              1483 NOLETTE AVENUE        HEMET              CA     92545       $61,417.18
  600118816     KIM,SUNG,YOUNG             11176 ST. TROPEZ DRIVE     RANCHO CUCAMONG    CA     91730      $121,006.44
  600118817     PARADISE,ALAN,ANNETTE      263 SOUTH WESTWIND DRIVE   EL CAJON           CA     92020      $179,625.95
  600118818     WALKER,SHIRLEY             2447 EAST SANDPEBBLE LANE  BREA               CA     92621       $84,852.21
  600118819     SEGAL,JONATHAN,WENDY       691 WEST CEDAR STREET      SAN DIEGO          CA     92101      $159,705.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118806     MOSHENKO,BOB,MARILYN         8.375      .250    8.125     .0400     8.085     11/01/2027
  600118807     WHITE,JACK, ARMIDA           8.250      .250    8.000     .0400     7.960     12/01/2027
  600118808     FRIES,LEN, LINDA             8.375      .250    8.125     .0400     8.085     12/01/2027
  600118809     SCHULTZ,MADELEINE            7.875      .250    7.625     .0400     7.585     01/01/2028
  600118810     SKUTNIK,MICHAEL,PAMELA       8.750      .250    8.500     .0400     8.460     12/01/2027
  600118811     LARSON,NOEL,ALEXIS           8.625      .250    8.375     .0400     8.335     11/01/2027
  600118812     DONATO,ROMEO                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600118813     TRINIDAD,EVANGELINA          8.375      .250    8.125     .0400     8.085     12/01/2027
  600118814     SPAETH,ROBERT,MAXINE         8.500      .250    8.250     .0400     8.210     12/01/2027
  600118815     WHITE,KENNETH                8.000      .250    7.750     .0400     7.710     12/01/2027
  600118816     KIM,SUNG,YOUNG               8.625      .250    8.375     .0400     8.335     12/01/2027
  600118817     PARADISE,ALAN,ANNETTE        7.875      .250    7.625     .0400     7.585     11/01/2027
  600118818     WALKER,SHIRLEY               8.750      .250    8.500     .0400     8.460     11/01/2027
  600118819     SEGAL,JONATHAN,WENDY         9.375      .250    9.125     .0400     9.085     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118806     MOSHENKO,BOB,MARILYN       548377                       $577.65                  02/01/1998             360
  600118807     WHITE,JACK, ARMIDA         548379                       $482.69                  02/01/1998             360
  600118808     FRIES,LEN, LINDA           548381                     $1,520.14                  02/01/1998             360
  600118809     SCHULTZ,MADELEINE          548382                       $977.39                  02/01/1998             360
  600118810     SKUTNIK,MICHAEL,PAMELA     548383                     $1,290.19                  02/01/1998             360
  600118811     LARSON,NOEL,ALEXIS         548395                       $746.68                  02/01/1998             360
  600118812     DONATO,ROMEO               548396                       $950.09                  02/01/1998             360
  600118813     TRINIDAD,EVANGELINA        548397                     $1,231.32                  02/01/1998             360
  600118814     SPAETH,ROBERT,MAXINE       548406                       $699.71                  02/01/1998             360
  600118815     WHITE,KENNETH              548443                       $451.27                  02/01/1998             360
  600118816     KIM,SUNG,YOUNG             548444                       $942.29                  02/01/1998             360
  600118817     PARADISE,ALAN,ANNETTE      548486                     $1,305.12                  02/01/1998             360
  600118818     WALKER,SHIRLEY             548502                       $668.70                  02/01/1998             360
  600118819     SEGAL,JONATHAN,WENDY       548530                     $1,330.38                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118806     MOSHENKO,BOB,MARILYN                                                                           $95,000.00    N
  600118807     WHITE,JACK, ARMIDA                                                                             $82,500.00    N
  600118808     FRIES,LEN, LINDA                                                                              $310,000.00    N
  600118809     SCHULTZ,MADELEINE                                                                             $180,000.00    N
  600118810     SKUTNIK,MICHAEL,PAMELA                                                                        $205,000.00    N
  600118811     LARSON,NOEL,ALEXIS                                                                            $120,000.00    N
  600118812     DONATO,ROMEO                                                                                  $190,000.00    N
  600118813     TRINIDAD,EVANGELINA                                                                           $220,000.00    N
  600118814     SPAETH,ROBERT,MAXINE                                                                          $142,000.00    N
  600118815     WHITE,KENNETH                                                                                  $81,000.00    N
  600118816     KIM,SUNG,YOUNG                                                                                $161,587.00    N
  600118817     PARADISE,ALAN,ANNETTE                                                                         $227,500.00    N
  600118818     WALKER,SHIRLEY                                                                                $210,000.00    N
  600118819     SEGAL,JONATHAN,WENDY                                                                          $199,950.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118820     ZAMBRUSKI,MARY             4971 CRESITA DRIVE         SAN DIEGO          CA     92115      $186,966.47
  600118821     VAVAN,STANKO,SILVANA       409 NORTH SULTANA AVENUE   ONTARIO            CA     91764       $15,871.55
  600118822     ZIMMERMAN,DERRICK,JOAN     33387 SHIFTING SANDS TRAI  CATHEDRAL CITY     CA     92234       $94,311.95
  600118823     ALLEN,RONNIE,CHRISTIN      6625 EDNA AVENUE           LAS VEGAS          NV     89102      $164,602.13
  600118824     BACA,LARRY,DORIS           1140 EAST CITRUS AVENUE    REDLANDS           CA     92374       $59,898.33
  600118825     SCHRADER,LOUIS,BETTY       5352 TUPELO LANE           LAS VEGAS          NV     89122       $63,911.63
  600118827     OSTERKAMP,JOE,DONNA        2475 JEFFERSON STREET, #4  CARLSBAD           CA     92008      $109,466.73
  600118828     POLSTER,WILLIAM,MERCEDI    624 MISSOURI STREET        SAN DIEGO          CA     92109      $205,862.72
  600118829     BOBBITT,WILLIAM,VICTORI    78785 WEST HARLAND DRIVE   LA QUINTA          CA     92253      $150,079.50
  600118830     LORENZEN,WALTER,PHYLLIS    8 CABRILLO DRIVE           AVALON             CA     90704      $134,712.29
  600118831     NGUYEN,KEN                 3103-3105 CENTRAL AVENUE   SAN DIEGO          CA     92105       $78,359.48
  600118832     BARNES/LUNN,ALLAN/JANET    3621 PROMONTORY STREET     SAN DIEGO          CA     92109      $202,119.75
  600118834     DORAN,DONNA                15962 MARINER DRIVE        HUNTINGTON BEAC    CA     92649      $109,793.45
  600118837     YUI,BRIAN                  24 EAST I STREET           ENCINITAS          CA     92024      $214,903.73


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118820     ZAMBRUSKI,MARY               8.375      .250    8.125     .0400     8.085     12/01/2027
  600118821     VAVAN,STANKO,SILVANA         8.750      .250    8.500     .0400     8.460     12/01/2027
  600118822     ZIMMERMAN,DERRICK,JOAN       8.125      .250    7.875     .0400     7.835     11/01/2027
  600118823     ALLEN,RONNIE,CHRISTIN        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118824     BACA,LARRY,DORIS             8.875      .250    8.625     .0400     8.585     11/01/2027
  600118825     SCHRADER,LOUIS,BETTY         7.875      .250    7.625     .0400     7.585     12/01/2027
  600118827     OSTERKAMP,JOE,DONNA          8.500      .250    8.250     .0400     8.210     12/01/2027
  600118828     POLSTER,WILLIAM,MERCEDI      8.375      .250    8.125     .0400     8.085     11/01/2027
  600118829     BOBBITT,WILLIAM,VICTORI      7.750      .250    7.500     .0400     7.460     11/01/2027
  600118830     LORENZEN,WALTER,PHYLLIS      7.750      .250    7.500     .0400     7.460     11/01/2027
  600118831     NGUYEN,KEN                   8.500      .250    8.250     .0400     8.210     11/01/2027
  600118832     BARNES/LUNN,ALLAN/JANET      8.375      .250    8.125     .0400     8.085     11/01/2027
  600118834     DORAN,DONNA                  8.375      .250    8.125     .0400     8.085     11/01/2027
  600118837     YUI,BRIAN                    9.125      .250    8.875     .0400     8.835     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118820     ZAMBRUSKI,MARY             548533                     $1,422.86        12        02/01/1998             360
  600118821     VAVAN,STANKO,SILVANA       548572                       $126.66                  02/01/1998             360
  600118822     ZIMMERMAN,DERRICK,JOAN     548606                       $701.66         2        02/01/1998             360
  600118823     ALLEN,RONNIE,CHRISTIN      548611                     $1,268.71                  02/01/1998             360
  600118824     BACA,LARRY,DORIS           548657                       $477.39                  02/01/1998             360
  600118825     SCHRADER,LOUIS,BETTY       548672                       $464.04                  02/01/1998             360
  600118827     OSTERKAMP,JOE,DONNA        548697                       $842.73                  02/01/1998             360
  600118828     POLSTER,WILLIAM,MERCEDI    548701                     $1,567.65                  02/01/1998             360
  600118829     BOBBITT,WILLIAM,VICTORI    548704                     $1,077.48                  02/01/1998             360
  600118830     LORENZEN,WALTER,PHYLLIS    548719                       $967.16                  02/01/1998             360
  600118831     NGUYEN,KEN                 548749                       $606.67                  02/01/1998             360
  600118832     BARNES/LUNN,ALLAN/JANET    548751                     $1,539.15                  02/01/1998             360
  600118834     DORAN,DONNA                548771                       $836.08                  02/01/1998             360
  600118837     YUI,BRIAN                  548792                     $1,751.35         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118820     ZAMBRUSKI,MARY                                                                                $208,000.00    N
  600118821     VAVAN,STANKO,SILVANA                                                                           $29,000.00    N
  600118822     ZIMMERMAN,DERRICK,JOAN                                                                        $105,000.00    N
  600118823     ALLEN,RONNIE,CHRISTIN                                                                         $220,000.00    N
  600118824     BACA,LARRY,DORIS                                                                               $86,000.00    N
  600118825     SCHRADER,LOUIS,BETTY                                                                           $80,000.00    N
  600118827     OSTERKAMP,JOE,DONNA                                                                           $137,000.00    N
  600118828     POLSTER,WILLIAM,MERCEDI                                                                       $305,000.00    N
  600118829     BOBBITT,WILLIAM,VICTORI                                                                       $188,000.00    N
  600118830     LORENZEN,WALTER,PHYLLIS                                                                       $335,000.00    N
  600118831     NGUYEN,KEN                                                                                    $112,750.00    N
  600118832     BARNES/LUNN,ALLAN/JANET                                                                       $270,000.00    N
  600118834     DORAN,DONNA                                                                                   $275,000.00    N
  600118837     YUI,BRIAN                                                                                     $253,250.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118838     FUJITA,INAH                6522 ESTA CIRCLE           HUNTINGTON BEAC    CA     92647       $74,872.94
  600118839     HRADECKY,DAVID,BRANDY      14025 YUCCA STREET         AREA OF JAMUL      CA     91935      $108,664.27
  600118840     WITTMAN,TODD,SHERI         12083 DAYMARK COURT        SAN DIEGO          CA     92131      $193,432.52
  600118841     ORDONEZ,JOAN               6392 RUTGERS CIRCLE        HUNTINGTON BEAC    CA     92647      $154,765.87
  600118842     HOANG,YEN                  559 ROXELLA LANE #B        LAS VEGAS          NV     89110       $63,021.28
  600118843     DESCANS,DEBORAH            1605 HORNBLEND STREET      SAN DIEGO          CA     92109      $139,772.28
  600118845     WHITLATCH,BARBARA          1302 WILSON PLACE          ESCONDIDO          CA     92027       $98,904.22
  600118846     BILLINGSLEY,KAREY          28717 MACKLIN AVENUE       SANTA CLARITA      CA     91351      $143,560.19
  600118847     MCCLAIN,ROSE               3582-3584 GRIM AVENUE      SAN DIEGO          CA     92104      $142,213.07
  600118848     KOSIBA,RONALD,LINDA        2341 XENIA AVENUE          PAHRUMP            NV     89048      $112,869.50
  600118851     MEDINA,CARLOS,MARIE        5274 SOUTH MARYLAND PARKW  LAS VEGAS          NV     89119      $131,077.92
  600118852     HANKINS,CHRISTOPHER,PAM    1294 WARD PLACE            ESCONDIDO          CA     92026      $223,734.55
  600118853     MULLOY,CANDA               1651 BERYL STREET          SAN DIEGO          CA     92109      $149,798.03
  600118857     HUNTER,VALERIE             25334 PODERIO DRIVE        RAMONA             CA     92065      $140,542.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118838     FUJITA,INAH                  8.875      .250    8.625     .0400     8.585     11/01/2027
  600118839     HRADECKY,DAVID,BRANDY        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118840     WITTMAN,TODD,SHERI           7.875      .250    7.625     .0400     7.585     12/01/2027
  600118841     ORDONEZ,JOAN                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600118842     HOANG,YEN                    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118843     DESCANS,DEBORAH              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118845     WHITLATCH,BARBARA            8.125      .250    7.875     .0400     7.835     11/01/2027
  600118846     BILLINGSLEY,KAREY            8.500      .250    8.250     .0400     8.210     11/01/2027
  600118847     MCCLAIN,ROSE                 8.125      .250    7.875     .0400     7.835     12/01/2027
  600118848     KOSIBA,RONALD,LINDA          8.750      .250    8.500     .0400     8.460     12/01/2027
  600118851     MEDINA,CARLOS,MARIE          8.750      .250    8.500     .0400     8.460     12/01/2027
  600118852     HANKINS,CHRISTOPHER,PAM      8.625      .250    8.375     .0400     8.335     12/01/2027
  600118853     MULLOY,CANDA                 8.000      .250    7.750     .0400     7.710     12/01/2027
  600118857     HUNTER,VALERIE               8.500      .250    8.250     .0400     8.210     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118838     FUJITA,INAH                548855                       $596.73                  02/01/1998             360
  600118839     HRADECKY,DAVID,BRANDY      548860                       $836.58                  02/01/1998             360
  600118840     WITTMAN,TODD,SHERI         548888                     $1,404.46                  02/01/1998             360
  600118841     ORDONEZ,JOAN               548893                     $1,164.46                  02/01/1998             360
  600118842     HOANG,YEN                  548921                       $479.61                  02/01/1998             360
  600118843     DESCANS,DEBORAH            548923                     $1,051.77                  02/01/1998             360
  600118845     WHITLATCH,BARBARA          548960                       $735.81                  02/01/1998             360
  600118846     BILLINGSLEY,KAREY          548969                     $1,107.24                  02/01/1998             360
  600118847     MCCLAIN,ROSE               549018                     $1,057.32                  02/01/1998             360
  600118848     KOSIBA,RONALD,LINDA        549028                       $888.97                  02/01/1998             360
  600118851     MEDINA,CARLOS,MARIE        549051                     $1,041.59                  02/01/1998             360
  600118852     HANKINS,CHRISTOPHER,PAM    549058                     $1,742.25                  02/01/1998             360
  600118853     MULLOY,CANDA               549060                     $1,100.65                  02/01/1998             360
  600118857     HUNTER,VALERIE             549090                     $1,082.63                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118838     FUJITA,INAH                                                                                   $205,000.00    N
  600118839     HRADECKY,DAVID,BRANDY                                                                         $136,000.00    N
  600118840     WITTMAN,TODD,SHERI                                                                            $258,290.00    N
  600118841     ORDONEZ,JOAN                                                                                  $225,000.00    N
  600118842     HOANG,YEN                                                                                      $78,900.00    N
  600118843     DESCANS,DEBORAH                                                                               $175,000.00    N
  600118845     WHITLATCH,BARBARA                                                                             $123,900.00    N
  600118846     BILLINGSLEY,KAREY                                                                             $180,000.00    N
  600118847     MCCLAIN,ROSE                                                                                  $178,000.00    N
  600118848     KOSIBA,RONALD,LINDA                                                                           $145,000.00    N
  600118851     MEDINA,CARLOS,MARIE                                                                           $231,000.00    N
  600118852     HANKINS,CHRISTOPHER,PAM                                                                       $280,000.00    N
  600118853     MULLOY,CANDA                                                                                  $313,000.00    N
  600118857     HUNTER,VALERIE                                                                                $176,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118859     WILSON,KENT                10337 LARIAT LANE          LA MESA            CA     91941       $79,900.20
  600118860     VEYNA,RICHARD,TERRY        484 PENROSE DRIVE,UNITS A  CORONA             CA     91720      $126,989.99
  600118861     VEYNA,RICHARD,TERRY        928 NORTH VICENTIA AVENUE  CORONA             CA     91720      $126,995.39
  600118862     KAREVOLL/ENGE,JOHN/KARI    30039 ENCHANTED WAY        RUNNING SPRINGS    CA     92382      $157,990.30
  600118863     HENSLEY,CHERI              6813 CAMINITO SUENO        CARLSBAD           CA     92009      $175,552.48
  600118864     ROCHHOLZ,MICHAEL           1819 HORNBLEND STREET      SAN DIEGO          CA     92109      $125,744.69
  600118865     IRACE,MARK                 4761 LAMONT STREET         SAN DIEGO          CA     92109      $136,620.41
  600118866     SALYER,VERNON,VONDA        5709 SILVER BELLE STREET   LAS VEGAS          NV     89129      $129,512.50
  600118867     GRONEMEIER,DEAN,MARTHA     2815 VIA AVANTI STREET     HENDERSON          NV     89014      $184,742.22
  600118868     FRANK,JONATHON,KATHLE      12570 MCFERON ROAD         POWAY              CA     92064      $131,831.08
  600118869     PRATHER,EUGENE,GEORGINA    1075 PALMETTO WAY #A       CARPINTERIA        CA     93013      $134,958.82
  600118873     CORRIC,STEVE,SHERRY        112 HUTTON LANE            LAS VEGAS          NV     89128      $101,879.12
  600118875     LANG,RICHARD,LAURA         4151 10TH AVENUE           SAN DIEGO          CA     92103      $132,838.29
  600118876     SCHIEBEL,KURT,ANNELIS      4016 ISLE DRIVE            CARLSBAD           CA     92008      $184,632.32


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118859     WILSON,KENT                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600118860     VEYNA,RICHARD,TERRY          9.000      .250    8.750     .0400     8.710     11/01/2027
  600118861     VEYNA,RICHARD,TERRY          9.125      .250    8.875     .0400     8.835     11/01/2027
  600118862     KAREVOLL/ENGE,JOHN/KARI      8.500      .250    8.250     .0400     8.210     11/01/2027
  600118863     HENSLEY,CHERI                8.125      .250    7.875     .0400     7.835     11/01/2027
  600118864     ROCHHOLZ,MICHAEL             8.000      .250    7.750     .0400     7.710     11/01/2027
  600118865     IRACE,MARK                   8.125      .250    7.875     .0400     7.835     12/01/2027
  600118866     SALYER,VERNON,VONDA          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118867     GRONEMEIER,DEAN,MARTHA       8.250      .250    8.000     .0400     7.960     11/01/2027
  600118868     FRANK,JONATHON,KATHLE        8.250      .250    8.000     .0400     7.960     12/01/2027
  600118869     PRATHER,EUGENE,GEORGINA      8.625      .250    8.375     .0400     8.335     11/01/2027
  600118873     CORRIC,STEVE,SHERRY          8.625      .250    8.375     .0400     8.335     12/01/2027
  600118875     LANG,RICHARD,LAURA           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118876     SCHIEBEL,KURT,ANNELIS        8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118859     WILSON,KENT                549110                       $608.06                  02/01/1998             360
  600118860     VEYNA,RICHARD,TERRY        549113                     $1,023.48                  02/01/1998             360
  600118861     VEYNA,RICHARD,TERRY        549116                     $1,034.94                  02/01/1998             360
  600118862     KAREVOLL/ENGE,JOHN/KARI    549117                     $1,230.26                  02/01/1998             360
  600118863     HENSLEY,CHERI              549119                     $1,306.05                  02/01/1998             360
  600118864     ROCHHOLZ,MICHAEL           549144                       $924.54                  02/01/1998             360
  600118865     IRACE,MARK                 549146                     $1,015.74                  02/01/1998             360
  600118866     SALYER,VERNON,VONDA        549153                       $997.67                  02/01/1998             360
  600118867     GRONEMEIER,DEAN,MARTHA     549154                     $1,412.38                  02/01/1998             360
  600118868     FRANK,JONATHON,KATHLE      549158                       $991.67                  02/01/1998             360
  600118869     PRATHER,EUGENE,GEORGINA    549161                     $1,051.57                  02/01/1998             360
  600118873     CORRIC,STEVE,SHERRY        549195                       $793.35                  02/01/1998             360
  600118875     LANG,RICHARD,LAURA         549248                     $1,022.65         2        02/01/1998             360
  600118876     SCHIEBEL,KURT,ANNELIS      549249                     $1,372.69                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118859     WILSON,KENT                                                                                   $140,000.00    N
  600118860     VEYNA,RICHARD,TERRY                                                                           $159,000.00    N
  600118861     VEYNA,RICHARD,TERRY                                                                           $159,000.00    N
  600118862     KAREVOLL/ENGE,JOHN/KARI                                                                       $200,000.00    N
  600118863     HENSLEY,CHERI                                                                                 $219,900.00    N
  600118864     ROCHHOLZ,MICHAEL                                                                              $168,000.00    N
  600118865     IRACE,MARK                                                                                    $171,000.00    N
  600118866     SALYER,VERNON,VONDA                                                                           $173,019.00    N
  600118867     GRONEMEIER,DEAN,MARTHA                                                                        $235,000.00    N
  600118868     FRANK,JONATHON,KATHLE                                                                         $165,000.00    N
  600118869     PRATHER,EUGENE,GEORGINA                                                                       $169,000.00    N
  600118873     CORRIC,STEVE,SHERRY                                                                           $127,500.00    N
  600118875     LANG,RICHARD,LAURA                                                                            $140,000.00    N
  600118876     SCHIEBEL,KURT,ANNELIS                                                                         $246,500.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118878     CARSON,CHRIS,JANET         636 DOROTHY STREET         EL CAJON           CA     92019      $114,111.09
  600118879     ANDERSON,PHILIP            2845 SOFT SUN CIRCLE       LAS VEGAS          NV     89128      $107,465.77
  600118880     WARD,ZACARIAS,LORETA       169 TERRACE DRIVE          VISTA              CA     92084      $106,064.09
  600118881     CINQUE,PHYLLIS             1257 CAPISTRANO LANE       VISTA              CA     92083      $145,017.49
  600118882     ROBERTS,WALTER,PATRICIA    914 WAYNE AVENUE           CHULA VISTA        CA     91911      $157,853.06
  600118883     PAHL,ARCHIE,BILLIE         4217 BONITA DRIVE          OCEANSIDE          CA     92056       $51,933.45
  600118884     SHEARER,CAROL              7886 CAMINO HUERTA         SAN DIEGO          CA     92122       $84,669.27
  600118885     FOX,ROBERT                 32152 CORTE DAROCA         TEMECULA AREA      CA     92592      $166,747.01
  600118887     DELGADILLO,JESUS           2211 OCEAN VIEW BOULEVARD  SAN DIEGO          CA     92113       $54,964.93
  600118888     BAXTER,ROY,CHIRLYN         1192 TRES LOMAS DRIVE      EL CAJON           CA     92021      $137,943.67
  600118889     HILTS,MURRAY               5134 35TH STREET           SAN DIEGO          CA     92116      $132,136.78
  600118890     WOODARD,ELENA,ROSS         4804 PINON DRIVE           LAS VEGAS          NV     89130      $111,935.57
  600118891     OLEKAIBE,ESTHER            6529 GUMWOOD ROAD          LAS VEGAS          NV     89108       $92,684.23
  600118892     SAIA,RONALD                5021 CLAIRMONT DRIVE       ROCKLIN            CA     95677      $166,297.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118878     CARSON,CHRIS,JANET           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118879     ANDERSON,PHILIP              8.375      .250    8.125     .0400     8.085     12/01/2027
  600118880     WARD,ZACARIAS,LORETA         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118881     CINQUE,PHYLLIS               8.250      .250    8.000     .0400     7.960     11/01/2027
  600118882     ROBERTS,WALTER,PATRICIA      8.375      .250    8.125     .0400     8.085     11/01/2027
  600118883     PAHL,ARCHIE,BILLIE           8.250      .250    8.000     .0400     7.960     12/01/2027
  600118884     SHEARER,CAROL                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118885     FOX,ROBERT                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600118887     DELGADILLO,JESUS             8.250      .250    8.000     .0400     7.960     01/01/2028
  600118888     BAXTER,ROY,CHIRLYN           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118889     HILTS,MURRAY                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118890     WOODARD,ELENA,ROSS           8.750      .250    8.500     .0400     8.460     01/01/2028
  600118891     OLEKAIBE,ESTHER              8.375      .250    8.125     .0400     8.085     12/01/2027
  600118892     SAIA,RONALD                  8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118878     CARSON,CHRIS,JANET         549265                       $878.48                  02/01/1998             360
  600118879     ANDERSON,PHILIP            549275                       $817.84                  02/01/1998             360
  600118880     WARD,ZACARIAS,LORETA       549285                       $797.85         2        02/01/1998             360
  600118881     CINQUE,PHYLLIS             549287                     $1,093.84                  02/01/1998             360
  600118882     ROBERTS,WALTER,PATRICIA    549291                     $1,202.05                  02/01/1998             360
  600118883     PAHL,ARCHIE,BILLIE         549293                       $390.66                  02/01/1998             360
  600118884     SHEARER,CAROL              549295                       $659.57                  02/01/1998             360
  600118885     FOX,ROBERT                 549302                     $1,283.70         2        02/01/1998             360
  600118887     DELGADILLO,JESUS           549309                       $413.20                  02/01/1998             360
  600118888     BAXTER,ROY,CHIRLYN         549311                     $1,066.87                  02/01/1998             360
  600118889     HILTS,MURRAY               549320                     $1,005.96                  02/01/1998             360
  600118890     WOODARD,ELENA,ROSS         549324                       $881.10                  02/01/1998             360
  600118891     OLEKAIBE,ESTHER            549326                       $705.35                  02/01/1998             360
  600118892     SAIA,RONALD                549331                     $1,280.24                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118878     CARSON,CHRIS,JANET                                                                            $143,000.00    N
  600118879     ANDERSON,PHILIP                                                                               $134,500.00    N
  600118880     WARD,ZACARIAS,LORETA                                                                          $118,000.00    N
  600118881     CINQUE,PHYLLIS                                                                                $182,000.00    N
  600118882     ROBERTS,WALTER,PATRICIA                                                                       $220,000.00    N
  600118883     PAHL,ARCHIE,BILLIE                                                                             $80,000.00    N
  600118884     SHEARER,CAROL                                                                                 $106,000.00    N
  600118885     FOX,ROBERT                                                                                    $185,500.00    N
  600118887     DELGADILLO,JESUS                                                                               $85,000.00    N
  600118888     BAXTER,ROY,CHIRLYN                                                                            $185,000.00    N
  600118889     HILTS,MURRAY                                                                                  $176,500.00    N
  600118890     WOODARD,ELENA,ROSS                                                                            $145,000.00    N
  600118891     OLEKAIBE,ESTHER                                                                               $116,000.00    N
  600118892     SAIA,RONALD                                                                                   $222,000.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118893     MORADPOUR,REZA,LUZ         6855 FRIARS ROAD #112      SAN DIEGO          CA     92108       $73,215.18
  600118894     TROUT,MICHAEL,JOANN        13074 SUNDANCE AVENUE      SAN DIEGO          CA     92129      $133,320.24
  600118897     DIAZ,ARTHUR                2001 LAKERIDGE CIRCLE      CHULA VISTA        CA     91913       $80,908.85
  600118899     SCHENK,MICHAEL,JEANNIE     731 SEYMORE LANE           PAHRUMP            NV     89048       $80,154.89
  600118900     DEMILLE,MARY               9210 147TH AVENUE NORTHEA  GRANITE FALLS      WA     98252       $99,887.47
  600118901     HAYS,TERRY D.              3310 NORTHWEST FIR STREET  EAST WENATCHEE     WA     98802      $127,852.17
  600118902     SCHAPER,THOMAS,KATHLEEN    12230 SHERWOOD COURT       HAYDEN             ID     83835       $89,826.65
  600118903     GAOAEN,VALENTIN,SANIAT     3816 SOUTH WILLOW STREET   SEATTLE            WA     98118      $150,264.11
  600118904     EWING,PAUL,KAREN           2602 ROOPS ROAD            COCOLALLA          ID     83813       $96,987.85
  600118906     TABELL,BRIAN R.            13746 CORLISS AVENUE NORT  SEATTLE            WA     98133      $147,692.44
  600118907     QUICK,SCOTT,KATHY          10042 NE ALTON STREET      PORTLAND           OR     97220      $137,832.21
  600118909     OSTLER,CLYDE W             115 FREEDOM ROAD           HAMILTON           MT     59840      $151,694.30
  600118910     SYMINGTON,WESLEY, TAMMY    131 EAST RASOR ROAD        BELFAIR            WA     98528       $49,888.29
  600118911     ROWAN,JOHN,LYDIA           4308 SOUTHWEST 100TH STRE  SEATTLE            WA     98146      $128,637.58


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118893     MORADPOUR,REZA,LUZ           8.875      .250    8.625     .0400     8.585     12/01/2027
  600118894     TROUT,MICHAEL,JOANN          8.000      .250    7.750     .0400     7.710     12/01/2027
  600118897     DIAZ,ARTHUR                  8.875      .250    8.625     .0400     8.585     12/01/2027
  600118899     SCHENK,MICHAEL,JEANNIE       8.625      .250    8.375     .0400     8.335     12/01/2027
  600118900     DEMILLE,MARY                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600118901     HAYS,TERRY D.                8.750      .250    8.500     .0400     8.460     12/01/2027
  600118902     SCHAPER,THOMAS,KATHLEEN      8.250      .250    8.000     .0400     7.960     11/01/2027
  600118903     GAOAEN,VALENTIN,SANIAT       9.250      .250    9.000     .0400     8.960     11/01/2027
  600118904     EWING,PAUL,KAREN             8.750      .250    8.500     .0400     8.460     12/01/2027
  600118906     TABELL,BRIAN R.              7.875      .250    7.625     .0400     7.585     11/01/2027
  600118907     QUICK,SCOTT,KATHY            8.500      .250    8.250     .0400     8.210     12/01/2027
  600118909     OSTLER,CLYDE W               8.375      .250    8.125     .0400     8.085     11/01/2027
  600118910     SYMINGTON,WESLEY, TAMMY      7.875      .250    7.625     .0400     7.585     11/01/2027
  600118911     ROWAN,JOHN,LYDIA             8.000      .250    7.750     .0400     7.710     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118893     MORADPOUR,REZA,LUZ         549342                       $584.00                  02/01/1998             360
  600118894     TROUT,MICHAEL,JOANN        549346                       $979.58                  02/01/1998             360
  600118897     DIAZ,ARTHUR                549370                       $644.47        12        02/01/1998             360
  600118899     SCHENK,MICHAEL,JEANNIE     549396                       $624.18                  02/01/1998             360
  600118900     DEMILLE,MARY               549400                       $795.64                  02/01/1998             360
  600118901     HAYS,TERRY D.              549403                     $1,006.98                  02/01/1998             360
  600118902     SCHAPER,THOMAS,KATHLEEN    549412                       $676.14                  02/01/1998             360
  600118903     GAOAEN,VALENTIN,SANIAT     549425                     $1,238.13                  02/01/1998             360
  600118904     EWING,PAUL,KAREN           549431                       $763.89                  02/01/1998             360
  600118906     TABELL,BRIAN R.            549442                     $1,073.10                  02/01/1998             360
  600118907     QUICK,SCOTT,KATHY          549447                     $1,061.10                  02/01/1998             360
  600118909     OSTLER,CLYDE W             549497                     $1,155.31                  02/01/1998             360
  600118910     SYMINGTON,WESLEY, TAMMY    549501                       $362.53                  02/01/1998             360
  600118911     ROWAN,JOHN,LYDIA           549513                       $946.56                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118893     MORADPOUR,REZA,LUZ                                                                             $97,900.00    N
  600118894     TROUT,MICHAEL,JOANN                                                                           $216,000.00    N
  600118897     DIAZ,ARTHUR                                                                                    $90,000.00    N
  600118899     SCHENK,MICHAEL,JEANNIE                                                                        $107,000.00    N
  600118900     DEMILLE,MARY                                                                                  $125,000.00    N
  600118901     HAYS,TERRY D.                                                                                 $160,000.00    N
  600118902     SCHAPER,THOMAS,KATHLEEN                                                                       $225,000.00    N
  600118903     GAOAEN,VALENTIN,SANIAT                                                                        $225,000.00    N
  600118904     EWING,PAUL,KAREN                                                                              $122,815.00    N
  600118906     TABELL,BRIAN R.                                                                               $185,000.00    N
  600118907     QUICK,SCOTT,KATHY                                                                             $172,500.00    N
  600118909     OSTLER,CLYDE W                                                                                $190,000.00    N
  600118910     SYMINGTON,WESLEY, TAMMY                                                                       $115,000.00    N
  600118911     ROWAN,JOHN,LYDIA                                                                              $200,000.00    N


 (vlegal.ace v1.4)                                                 Page   44
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118912     HURT,DANA,KELLY            313 EAST SPRING CREEK ROA  CLARK FORK         ID     83811      $149,233.29
  600118914     ECCLES,JEFFREY A           1615 SOUTH 12TH STREET     TACOMA             WA     98405       $90,287.22
  600118915     GROSS/FIERRIA,ALAN,MICHEL  1208 213TH PLACE           OCEAN PARK         WA     98640      $132,756.58
  600118916     WALKEN,RONALD,NANCY        8102 BIRCH BAY DRIVE       BLAINE             WA     98230      $123,773.05
  600118917     GRANATH,DAWN NITA M.       2443 55TH AVENUE SOUTHWES  SEATTLE            WA     98116      $124,822.97
  600118919     DEN ADEL,TERRY L           4202 SALTSPRING DRIVE      FERNDALE           WA     98248      $169,793.31
  600118920     FLOTHE/MAKS,BRUCE/JOHN     3041, 3043, 3045 & 3047 P  ENUMCLAW           WA     98022      $188,454.43
  600118921     WEINBERG,MARK R            4205 JIMI HENDRIX WAY      BELLINGHAM         WA     98226       $67,919.41
  600118923     CLAUSEN,GAYLEN,ANN         17533 151ST AVENUE SOUTHE  RENTON             WA     98058       $38,529.35
  600118924     KOLAR,RUDOLPH V            5450 NORTH 46TH STREET     TACOMA             WA     98407       $53,534.83
  600118925     JONASON/CRAIG,CHRIS/DARRE  50301 INDEX GALENA ROAD    INDEX              WA     98256      $141,818.28
  600118926     BRADBURY,CLAYTON,JULIE     828 NORTH 7TH STREET       MONTESANO          WA     98563       $56,890.22
  600118927     RIETH,JUDITH A             127 SOUTH PORT LOOP SOUTH  OCEAN SHORES       WA     98569       $53,035.44
  600118928     MUNKEBY,CRAIG D.           521 ALDER STREET           SANDPOINT          ID     83864       $53,112.16


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118912     HURT,DANA,KELLY              8.625      .250    8.375     .0400     8.335     11/01/2027
  600118914     ECCLES,JEFFREY A             8.375      .250    8.125     .0400     8.085     12/01/2027
  600118915     GROSS/FIERRIA,ALAN,MICHEL    8.500      .250    8.250     .0400     8.210     11/01/2027
  600118916     WALKEN,RONALD,NANCY          8.500      .250    8.250     .0400     8.210     11/01/2027
  600118917     GRANATH,DAWN NITA M.         7.750      .250    7.500     .0400     7.460     12/01/2027
  600118919     DEN ADEL,TERRY L             8.500      .250    8.250     .0400     8.210     12/01/2027
  600118920     FLOTHE/MAKS,BRUCE/JOHN       8.500      .250    8.250     .0400     8.210     11/01/2027
  600118921     WEINBERG,MARK R              8.625      .250    8.375     .0400     8.335     12/01/2027
  600118923     CLAUSEN,GAYLEN,ANN           8.500      .250    8.250     .0400     8.210     11/01/2027
  600118924     KOLAR,RUDOLPH V              8.500      .250    8.250     .0400     8.210     12/01/2027
  600118925     JONASON/CRAIG,CHRIS/DARRE    8.250      .250    8.000     .0400     7.960     12/01/2027
  600118926     BRADBURY,CLAYTON,JULIE       8.250      .250    8.000     .0400     7.960     11/01/2027
  600118927     RIETH,JUDITH A               8.500      .250    8.250     .0400     8.210     12/01/2027
  600118928     MUNKEBY,CRAIG D.             9.000      .250    8.750     .0400     8.710     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118912     HURT,DANA,KELLY            549524                     $1,162.80                  02/01/1998             360
  600118914     ECCLES,JEFFREY A           549534                       $687.11                  02/01/1998             360
  600118915     GROSS/FIERRIA,ALAN,MICHEL  549535                     $1,022.65                  02/01/1998             360
  600118916     WALKEN,RONALD,NANCY        549537                       $953.45                  02/01/1998             360
  600118917     GRANATH,DAWN NITA M.       549539                       $895.52                  02/01/1998             360
  600118919     DEN ADEL,TERRY L           549548                     $1,307.15                  02/01/1998             360
  600118920     FLOTHE/MAKS,BRUCE/JOHN     549550                     $1,451.71                  02/01/1998             360
  600118921     WEINBERG,MARK R            549561                       $528.90                  02/01/1998             360
  600118923     CLAUSEN,GAYLEN,ANN         549568                       $296.80                  02/01/1998             360
  600118924     KOLAR,RUDOLPH V            549572                       $412.14                  02/01/1998             360
  600118925     JONASON/CRAIG,CHRIS/DARRE  549584                     $1,066.80                  02/01/1998             360
  600118926     BRADBURY,CLAYTON,JULIE     549587                       $428.22                  02/01/1998             360
  600118927     RIETH,JUDITH A             549597                       $408.29         2        02/01/1998             360
  600118928     MUNKEBY,CRAIG D.           549599                       $428.06                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118912     HURT,DANA,KELLY                                                                               $231,000.00    N
  600118914     ECCLES,JEFFREY A                                                                              $113,000.00    N
  600118915     GROSS/FIERRIA,ALAN,MICHEL                                                                     $190,000.00    N
  600118916     WALKEN,RONALD,NANCY                                                                           $155,000.00    N
  600118917     GRANATH,DAWN NITA M.                                                                          $195,000.00    N
  600118919     DEN ADEL,TERRY L                                                                              $265,000.00    N
  600118920     FLOTHE/MAKS,BRUCE/JOHN                                                                        $236,000.00    N
  600118921     WEINBERG,MARK R                                                                                $85,000.00    N
  600118923     CLAUSEN,GAYLEN,ANN                                                                             $48,250.00    N
  600118924     KOLAR,RUDOLPH V                                                                                $67,000.00    N
  600118925     JONASON/CRAIG,CHRIS/DARRE                                                                     $185,000.00    N
  600118926     BRADBURY,CLAYTON,JULIE                                                                        $125,000.00    N
  600118927     RIETH,JUDITH A                                                                                 $59,000.00    N
  600118928     MUNKEBY,CRAIG D.                                                                               $66,500.00    N


 (vlegal.ace v1.4)                                                 Page   45
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118929     HOLMES,JAMES, DEBI         16735 RUSSIAN HILL LANE    RAINIER            WA     98576      $106,700.66
  600118930     GREEN,RANDALL,KATHLEE      39532 314TH STREET NORTHE  ARLINGTON          WA     98223      $131,758.38
  600118931     EGGEN,MILFRED,SHIRLEY      2904 WALBERG ROAD          SEDRO WOOLLEY      WA     98284       $96,597.47
  600118935     TYLER,STEVEN,JANET         1609 MILLER STREET         SNOHOMISH          WA     98290      $164,667.65
  600118936     VANDERWEIL,BARBARA J       616 SOUTH FREYA            SPOKANE            WA     99202       $54,685.12
  600118939     PIOTROWSKI,MICHAEL J       1014 IRVING STREET         BELLINGHAM         WA     98225      $125,775.68
  600118940     RADTKE,ROLAND,JULIE        4540 GIFFORD ROAD SOUTHWE  OLYMPIA            WA     98512      $193,969.86
  600118942     REED,RUTH,DARWIN           202 ROARING LION ROAD      HAMILTON           MT     59840       $34,957.45
  600118944     BURKIN,DONALD,LORETTA      91810 NORTH COBURG ROAD    EUGENE             OR     97408       $94,477.77
  600118945     BOLDUC,TODD,LORIE          16308 95TH AVENUE SOUTHEA  SNOHOMISH          WA     98296      $170,710.28
  600118946     NELSEN,LORNA H             10853 COREY LANE           POULSBO            WA     98370       $89,942.61
  600118947     IVERSEN,ROBERT,REBECCA     4014 RAY NASH DRIVE N.W.   GIG HARBOR         WA     98335      $149,798.03
  600118948     LAGRACE,ROBERT,JOANNA      5000 NORTH BOYER AVENUE    SANDPOINT          ID     83864      $173,670.54
  600118949     RANARD,SHIRELY J           498 HUDSON LANE            VICTOR             MT     59875       $69,912.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118929     HOLMES,JAMES, DEBI           8.250      .250    8.000     .0400     7.960     11/01/2027
  600118930     GREEN,RANDALL,KATHLEE        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118931     EGGEN,MILFRED,SHIRLEY        9.000      .250    8.750     .0400     8.710     11/01/2027
  600118935     TYLER,STEVEN,JANET           8.375      .250    8.125     .0400     8.085     11/01/2027
  600118936     VANDERWEIL,BARBARA J         8.625      .250    8.375     .0400     8.335     12/01/2027
  600118939     PIOTROWSKI,MICHAEL J         7.875      .250    7.625     .0400     7.585     12/01/2027
  600118940     RADTKE,ROLAND,JULIE          8.625      .250    8.375     .0400     8.335     12/01/2027
  600118942     REED,RUTH,DARWIN             8.500      .250    8.250     .0400     8.210     12/01/2027
  600118944     BURKIN,DONALD,LORETTA        8.250      .250    8.000     .0400     7.960     12/01/2027
  600118945     BOLDUC,TODD,LORIE            8.875      .250    8.625     .0400     8.585     11/01/2027
  600118946     NELSEN,LORNA H               8.250      .250    8.000     .0400     7.960     01/01/2028
  600118947     IVERSEN,ROBERT,REBECCA       8.000      .250    7.750     .0400     7.710     12/01/2027
  600118948     LAGRACE,ROBERT,JOANNA        8.375      .250    8.125     .0400     8.085     11/01/2027
  600118949     RANARD,SHIRELY J             8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118929     HOLMES,JAMES, DEBI         549601                       $803.86                  02/01/1998             360
  600118930     GREEN,RANDALL,KATHLEE      549609                     $1,014.97                  02/01/1998             360
  600118931     EGGEN,MILFRED,SHIRLEY      549612                       $778.87                  02/01/1998             360
  600118935     TYLER,STEVEN,JANET         549627                     $1,254.12                  02/01/1998             360
  600118936     VANDERWEIL,BARBARA J       549633                       $425.84                  02/01/1998             360
  600118939     PIOTROWSKI,MICHAEL J       549655                       $913.59                  02/01/1998             360
  600118940     RADTKE,ROLAND,JULIE        549664                     $1,510.47                  02/01/1998             360
  600118942     REED,RUTH,DARWIN           549681                       $269.12                  02/01/1998             360
  600118944     BURKIN,DONALD,LORETTA      549690                       $713.70                  02/01/1998             360
  600118945     BOLDUC,TODD,LORIE          549692                     $1,360.55         2        02/01/1998             360
  600118946     NELSEN,LORNA H             549696                       $676.14                  02/01/1998             360
  600118947     IVERSEN,ROBERT,REBECCA     549702                     $1,100.65                  02/01/1998             360
  600118948     LAGRACE,ROBERT,JOANNA      549705                     $1,322.53                  02/01/1998             360
  600118949     RANARD,SHIRELY J           549717                       $532.05                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118929     HOLMES,JAMES, DEBI                                                                            $138,000.00    N
  600118930     GREEN,RANDALL,KATHLEE                                                                         $165,000.00    N
  600118931     EGGEN,MILFRED,SHIRLEY                                                                         $121,000.00    N
  600118935     TYLER,STEVEN,JANET                                                                            $220,000.00    N
  600118936     VANDERWEIL,BARBARA J                                                                           $73,000.00    N
  600118939     PIOTROWSKI,MICHAEL J                                                                          $168,000.00    N
  600118940     RADTKE,ROLAND,JULIE                                                                           $228,500.00    N
  600118942     REED,RUTH,DARWIN                                                                              $113,000.00    N
  600118944     BURKIN,DONALD,LORETTA                                                                         $178,000.00    N
  600118945     BOLDUC,TODD,LORIE                                                                             $180,000.00    N
  600118946     NELSEN,LORNA H                                                                                $155,000.00    N
  600118947     IVERSEN,ROBERT,REBECCA                                                                        $200,000.00    N
  600118948     LAGRACE,ROBERT,JOANNA                                                                         $217,500.00    N
  600118949     RANARD,SHIRELY J                                                                              $179,000.00    N


 (vlegal.ace v1.4)                                                 Page   46
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118950     ROLLF,RICHARD,NANCY        24 WEST TIPI COURT         ELMA               WA     98541       $79,892.29
  600118951     BARTLOW,STEVEN,BARBARA     6328 HIGHLAND DRIVE        EVERETT            WA     98203      $202,894.76
  600118952     DEATS,RICHARD, JESSIE      1120 2ND AVENUE WEST       COLUMBIA FALLS     MT     59912       $74,115.55
  600118953     GRANT,CALVIN               2419 SOUTH DISHMAN MICA R  SPOKANE            WA     99206       $87,890.23
  600118954     GOERLITZ,CINDY             23006 57TH AVENUE WEST     MOUNTLAKE TERRA    WA     98043       $87,388.02
  600118955     DUQUETTE,TIMOTHY, DONNA    9714-A,B,C AND D WHITMAN   LAKEWOOD           WA     98499      $114,667.42
  600118957     LANDACRE,RILEY, HAZEL      1704 WINLOCK-VADER ROAD    WINLOCK            WA     98596      $141,803.91
  600118958     YOUNG,STEVEN,JENNIFER      18204 SOUTH WATSON ROAD    COEUR D'ALENE      ID     83814      $134,835.86
  600118959     HOOVER,RONALD, ANGELA      160 HUNTLEY BUTTE ROAD     COLUMBUS           MT     59019       $93,870.19
  600118960     ALMOS,TRAVIS, KERRY        3211 15TH AVENUE SOUTH     GREAT FALLS        MT     59405      $127,307.70
  600118961     MOUSLEY,RONALD,HEATHER     146 JOSHUA WAY             CORVALLIS          MT     59828       $84,545.05
  600118962     KELLY,JERRY, BARBARA       303 NORTHEAST CEDAR STREE  MADRAS             OR     97741       $44,943.87
  600118964     SITES,ROBERT,GERALDIN      578 B WEBLEY MILL ROAD     COLVILLE           WA     99114       $89,141.47
  600118965     BOWSER,MICHAEL, CHERIE     33125 NORTHEAST LAKE JOY   CARNATION          WA     98014      $131,835.33


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118950     ROLLF,RICHARD,NANCY          8.000      .250    7.750     .0400     7.710     12/01/2027
  600118951     BARTLOW,STEVEN,BARBARA       9.250      .250    9.000     .0400     8.960     01/01/2028
  600118952     DEATS,RICHARD, JESSIE        9.000      .250    8.750     .0400     8.710     12/01/2027
  600118953     GRANT,CALVIN                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118954     GOERLITZ,CINDY               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118955     DUQUETTE,TIMOTHY, DONNA      8.750      .250    8.500     .0400     8.460     12/01/2027
  600118957     LANDACRE,RILEY, HAZEL        7.875      .250    7.625     .0400     7.585     12/01/2027
  600118958     YOUNG,STEVEN,JENNIFER        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118959     HOOVER,RONALD, ANGELA        7.875      .250    7.625     .0400     7.585     12/01/2027
  600118960     ALMOS,TRAVIS, KERRY          8.500      .250    8.250     .0400     8.210     12/01/2027
  600118961     MOUSLEY,RONALD,HEATHER       8.125      .250    7.875     .0400     7.835     12/01/2027
  600118962     KELLY,JERRY, BARBARA         8.375      .250    8.125     .0400     8.085     12/01/2027
  600118964     SITES,ROBERT,GERALDIN        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118965     BOWSER,MICHAEL, CHERIE       8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118950     ROLLF,RICHARD,NANCY        549719                       $587.01                  02/01/1998             360
  600118951     BARTLOW,STEVEN,BARBARA     549728                     $1,670.03                  02/01/1998             360
  600118952     DEATS,RICHARD, JESSIE      549740                       $598.64                  02/01/1998             360
  600118953     GRANT,CALVIN               549742                       $668.86                  02/01/1998             360
  600118954     GOERLITZ,CINDY             549745                       $657.36                  02/01/1998             360
  600118955     DUQUETTE,TIMOTHY, DONNA    549755                       $903.13                  02/01/1998             360
  600118957     LANDACRE,RILEY, HAZEL      549770                     $1,029.60                  02/01/1998             360
  600118958     YOUNG,STEVEN,JENNIFER      549771                     $1,038.03                  02/01/1998             360
  600118959     HOOVER,RONALD, ANGELA      549796                       $681.57                  02/01/1998             360
  600118960     ALMOS,TRAVIS, KERRY        549797                       $980.36                  02/01/1998             360
  600118961     MOUSLEY,RONALD,HEATHER     549818                       $634.84                  02/01/1998             360
  600118962     KELLY,JERRY, BARBARA       549833                       $342.03                  02/01/1998             360
  600118964     SITES,ROBERT,GERALDIN      549844                       $686.26                  02/01/1998             360
  600118965     BOWSER,MICHAEL, CHERIE     549847                     $1,003.30                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118950     ROLLF,RICHARD,NANCY                                                                           $110,000.00    N
  600118951     BARTLOW,STEVEN,BARBARA                                                                        $265,000.00    N
  600118952     DEATS,RICHARD, JESSIE                                                                          $93,000.00    N
  600118953     GRANT,CALVIN                                                                                  $110,000.00    N
  600118954     GOERLITZ,CINDY                                                                                $125,000.00    N
  600118955     DUQUETTE,TIMOTHY, DONNA                                                                       $143,500.00    N
  600118957     LANDACRE,RILEY, HAZEL                                                                         $247,000.00    N
  600118958     YOUNG,STEVEN,JENNIFER                                                                         $200,000.00    N
  600118959     HOOVER,RONALD, ANGELA                                                                         $198,000.00    N
  600118960     ALMOS,TRAVIS, KERRY                                                                           $150,000.00    N
  600118961     MOUSLEY,RONALD,HEATHER                                                                        $143,000.00    N
  600118962     KELLY,JERRY, BARBARA                                                                           $75,000.00    N
  600118964     SITES,ROBERT,GERALDIN                                                                         $105,000.00    N
  600118965     BOWSER,MICHAEL, CHERIE                                                                        $165,000.00    N


 (vlegal.ace v1.4)                                                 Page   47
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118966     MCKERN,KEVEN, CHERI        7532 BRIDGE PLACE NORTHEA  BREMERTON          WA     98311      $106,188.04
  600118967     PAK,YONG, SANDRA           210 JEFFERSON AVENUE       PRIEST RIVER       ID     83856       $30,763.50
  600118969     HANSON,JOHN                4401 SOUTH SHERI COURT     SPOKANE            WA     99223       $59,921.23
  600118970     OCHOA,PEDRO,ANA            3621 WEST LEOLA STREET     PASCO              WA     99301       $62,964.68
  600118971     DAVIDSON,WILLIAM,LUCILLE   511 CHURCH STREET          WILKESON           WA     98396      $141,580.36
  600118972     FAUX,HOWARD, MARY          931 SYRINGA HEIGHTS ROAD   SANDPOINT          ID     83864      $139,825.92
  600118973     DAVIES,JOSEPH, MARY        7085 MECKLEM ROAD          EVERSON            WA     98247      $179,769.65
  600118974     FRY,EMILY                  2709 TREVUE AVENUE SOUTHW  OLYMPIA            WA     98512       $57,529.97
  600118976     KELLY,JERRY, BARBARA       631 NORTHEAST 11TH STREET  BEND               OR     97701       $53,932.64
  600118978     WALLACE,PAUL, SUSAN        2960 EAST MURPHY ROAD      COEUR D'ALENE      ID     83814      $147,910.34
  600118979     ORR,ALLEN, PEGGY           100 PINE STREET            STEVENSVILLE       MT     59870      $164,859.90
  600118980     PRIDE,CHERI                6310 & 6312 49TH DRIVE NO  MARYSVILLE         WA     98270      $104,878.73
  600118981     PRIDE,CHERI                6331 & 6333 49TH DRIVE NO  MARYSVILLE         WA     98270      $106,976.31
  600118982     PRIDE,CHERI                6314 & 6316 49TH DRIVE NO  MARYSVILLE         WA     98270       $84,901.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118966     MCKERN,KEVEN, CHERI          8.750      .250    8.500     .0400     8.460     01/01/2028
  600118967     PAK,YONG, SANDRA             8.625      .250    8.375     .0400     8.335     12/01/2027
  600118969     HANSON,JOHN                  8.125      .250    7.875     .0400     7.835     12/01/2027
  600118970     OCHOA,PEDRO,ANA              8.875      .250    8.625     .0400     8.585     01/01/2028
  600118971     DAVIDSON,WILLIAM,LUCILLE     8.625      .250    8.375     .0400     8.335     12/01/2027
  600118972     FAUX,HOWARD, MARY            8.500      .250    8.250     .0400     8.210     12/01/2027
  600118973     DAVIES,JOSEPH, MARY          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118974     FRY,EMILY                    8.500      .250    8.250     .0400     8.210     12/01/2027
  600118976     KELLY,JERRY, BARBARA         8.375      .250    8.125     .0400     8.085     12/01/2027
  600118978     WALLACE,PAUL, SUSAN          8.500      .250    8.250     .0400     8.210     01/01/2028
  600118979     ORR,ALLEN, PEGGY             9.000      .250    8.750     .0400     8.710     01/01/2028
  600118980     PRIDE,CHERI                  8.750      .250    8.500     .0400     8.460     12/01/2027
  600118981     PRIDE,CHERI                  8.750      .250    8.500     .0400     8.460     12/01/2027
  600118982     PRIDE,CHERI                  8.750      .250    8.500     .0400     8.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118966     MCKERN,KEVEN, CHERI        549853                       $835.87                  02/01/1998             360
  600118967     PAK,YONG, SANDRA           549860                       $239.56                  02/01/1998             360
  600118969     HANSON,JOHN                549876                       $445.50                  02/01/1998             360
  600118970     OCHOA,PEDRO,ANA            549882                       $501.26                  02/01/1998             360
  600118971     DAVIDSON,WILLIAM,LUCILLE   549886                     $1,104.07                  02/01/1998             360
  600118972     FAUX,HOWARD, MARY          549914                     $1,076.48                  02/01/1998             360
  600118973     DAVIES,JOSEPH, MARY        549926                     $1,352.28                  02/01/1998             360
  600118974     FRY,EMILY                  549933                       $442.89                  02/01/1998             360
  600118976     KELLY,JERRY, BARBARA       549939                       $410.44                  02/01/1998             360
  600118978     WALLACE,PAUL, SUSAN        549973                     $1,137.99                  02/01/1998             360
  600118979     ORR,ALLEN, PEGGY           549986                     $1,327.23                  02/01/1998             360
  600118980     PRIDE,CHERI                549989                       $826.04                  02/01/1998             360
  600118981     PRIDE,CHERI                549990                       $842.56                  02/01/1998             360
  600118982     PRIDE,CHERI                549991                       $668.70                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118966     MCKERN,KEVEN, CHERI                                                                           $125,000.00    N
  600118967     PAK,YONG, SANDRA                                                                               $44,000.00    N
  600118969     HANSON,JOHN                                                                                    $75,000.00    N
  600118970     OCHOA,PEDRO,ANA                                                                                $84,000.00    N
  600118971     DAVIDSON,WILLIAM,LUCILLE                                                                      $167,000.00    N
  600118972     FAUX,HOWARD, MARY                                                                             $175,000.00    N
  600118973     DAVIES,JOSEPH, MARY                                                                           $257,500.00    N
  600118974     FRY,EMILY                                                                                      $75,000.00    N
  600118976     KELLY,JERRY, BARBARA                                                                           $80,500.00    N
  600118978     WALLACE,PAUL, SUSAN                                                                           $185,000.00    N
  600118979     ORR,ALLEN, PEGGY                                                                              $225,000.00    N
  600118980     PRIDE,CHERI                                                                                   $150,000.00    N
  600118981     PRIDE,CHERI                                                                                   $153,000.00    N
  600118982     PRIDE,CHERI                                                                                   $176,000.00    N


 (vlegal.ace v1.4)                                                 Page   48
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118984     MILLER,ROBERT              2203 EAST GORDON AVENUE    SPOKANE            WA     99207       $45,446.09
  600118985     THORNTON,SUSAN             624 COUNTRY LANE           BURLINGTON         WA     98233       $72,407.22
  600118986     BARGER,KENNETH             5302 SOUTH 137TH STREET    TUKWILA            WA     98168       $55,528.86
  600118987     FROMER/HAUSCHIL,BOB/BARBA  8844 12TH AVENUE SOUTHWES  SEATTLE            WA     98106       $83,798.83
  600118988     WAMMER,GENE,MINHTAM        20300 102ND AVENUE SOUTHE  KENT               WA     98031      $174,879.57
  600118989     WORKMAN,DONALD, VICKIE     912 CRYSTAL SPRINGS ROAD   YELM               WA     98597       $76,413.90
  600118990     BLANCHARD,THAI-ANN ZORN    10832 LAKERIDGE DRIVE SOU  SEATTLE            WA     98178      $123,050.21
  600118991     WAMMER,MARK,LARINA         19231 5TH AVENUE SOUTH     DES MOINES         WA     98148      $103,535.61
  600118992     SCHNEIDER,HOWARD L.        18110 DENSMORE NORTH       SHORELINE          WA     98133      $135,925.71
  600118993     BURNS,JIM, LA RUE          2915 POINT HAYDEN DRIVE    HAYDEN LAKE        ID     83835      $205,729.59
  600118994     STARR,VICTORIA             NHN CASCADE WAY            EASTSOUND          WA     98245      $209,710.01
  600118997     HALATCHEV-HALBE,GUEORGUI,  533 157TH AVENUE SOUTHEAS  BELLEVUE           WA     98008      $156,623.55
  600118998     STEWART/SIGNORE,JOYCE/MAR  831 GOLF COURSE DRIVE      CHELAN             WA     98816      $170,775.53
  600118999     MCNABB,LOUIE,TAMARA        4217 RESERVE STREET        MISSOULA           MT     59803       $74,956.85


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118984     MILLER,ROBERT                8.625      .250    8.375     .0400     8.335     12/01/2027
  600118985     THORNTON,SUSAN               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118986     BARGER,KENNETH               8.250      .250    8.000     .0400     7.960     12/01/2027
  600118987     FROMER/HAUSCHIL,BOB/BARBA    8.250      .250    8.000     .0400     7.960     12/01/2027
  600118988     WAMMER,GENE,MINHTAM          7.875      .250    7.625     .0400     7.585     01/01/2028
  600118989     WORKMAN,DONALD, VICKIE       8.875      .250    8.625     .0400     8.585     12/01/2027
  600118990     BLANCHARD,THAI-ANN ZORN      8.500      .250    8.250     .0400     8.210     12/01/2027
  600118991     WAMMER,MARK,LARINA           8.375      .250    8.125     .0400     8.085     01/01/2028
  600118992     SCHNEIDER,HOWARD L.          9.000      .250    8.750     .0400     8.710     01/01/2028
  600118993     BURNS,JIM, LA RUE            8.125      .250    7.875     .0400     7.835     12/01/2027
  600118994     STARR,VICTORIA               7.875      .250    7.625     .0400     7.585     12/01/2027
  600118997     HALATCHEV-HALBE,GUEORGUI,    8.875      .250    8.625     .0400     8.585     12/01/2027
  600118998     STEWART/SIGNORE,JOYCE/MAR    8.125      .250    7.875     .0400     7.835     12/01/2027
  600118999     MCNABB,LOUIE,TAMARA          8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118984     MILLER,ROBERT              550015                       $353.89                  02/01/1998             360
  600118985     THORNTON,SUSAN             550026                       $544.67                  02/01/1998             360
  600118986     BARGER,KENNETH             550036                       $417.70                  02/01/1998             360
  600118987     FROMER/HAUSCHIL,BOB/BARBA  550037                       $631.06                  02/01/1998             360
  600118988     WAMMER,GENE,MINHTAM        550039                     $1,268.87                  02/01/1998             360
  600118989     WORKMAN,DONALD, VICKIE     550043                       $608.67                  02/01/1998             360
  600118990     BLANCHARD,THAI-ANN ZORN    550050                       $947.30                  02/01/1998             360
  600118991     WAMMER,MARK,LARINA         550054                       $787.43                  02/01/1998             360
  600118992     SCHNEIDER,HOWARD L.        550061                     $1,094.29                  02/01/1998             360
  600118993     BURNS,JIM, LA RUE          550068                     $1,529.54                  02/01/1998             360
  600118994     STARR,VICTORIA             550079                     $1,522.65                  02/01/1998             360
  600118997     HALATCHEV-HALBE,GUEORGUI,  550141                     $1,247.57                  02/01/1998             360
  600118998     STEWART/SIGNORE,JOYCE/MAR  550160                     $1,269.67                  02/01/1998             360
  600118999     MCNABB,LOUIE,TAMARA        550165                       $590.03                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118984     MILLER,ROBERT                                                                                  $65,000.00    N
  600118985     THORNTON,SUSAN                                                                                $120,000.00    N
  600118986     BARGER,KENNETH                                                                                 $73,000.00    N
  600118987     FROMER/HAUSCHIL,BOB/BARBA                                                                     $105,000.00    N
  600118988     WAMMER,GENE,MINHTAM                                                                           $240,000.00    N
  600118989     WORKMAN,DONALD, VICKIE                                                                         $90,000.00    N
  600118990     BLANCHARD,THAI-ANN ZORN                                                                       $154,000.00    N
  600118991     WAMMER,MARK,LARINA                                                                            $148,000.00    N
  600118992     SCHNEIDER,HOWARD L.                                                                           $170,000.00    N
  600118993     BURNS,JIM, LA RUE                                                                             $480,000.00    N
  600118994     STARR,VICTORIA                                                                                $262,500.00    N
  600118997     HALATCHEV-HALBE,GUEORGUI,                                                                     $196,000.00    N
  600118998     STEWART/SIGNORE,JOYCE/MAR                                                                     $228,000.00    N
  600118999     MCNABB,LOUIE,TAMARA                                                                           $100,000.00    N


 (vlegal.ace v1.4)                                                 Page   49
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119000     BIRD,WILLIAM               1701A & 1701B CEDAR STREE  SANDPOINT          ID     83864       $64,761.74
  600119001     BAKER,PAMELA,DALE          16735 BUTTEVILLA ROAD      WOODBURN           OR     97071      $139,756.59
  600119002     RATCHFORD,JOHN,EILLEEN     65 VANCOUVER LANE          PORT TOWNSEND      WA     98368      $126,225.45
  600119003     FETTERMAN,KEITH, LUBA      6268 OLD MILL ROAD NORTHE  BAINBRIDGE ISLA    WA     98110      $137,409.98
  600119004     COOK,DENNIS,BONNIE         611 BENNETT STREET         SEDRO WOOLLEY      WA     98284       $99,575.63
  600119005     CONRAD,STANLEY             445 & 449 SOUTHEAST ANDRE  ISSAQUAH           WA     98027      $129,683.83
  600119006     BAIRD,DENNIS               756 NORTHWEST NORSFORD LA  POULSBO            WA     98370       $79,951.54
  600119007     SIMUNEK,VASILIJ,MARINA     4401 SOUTHWEST FINDLAY ST  SEATTLE            WA     98136      $175,763.02
  600119008     HEINZE,STEPHEN,REBECCA     413 S.E. 369TH COURT       WASHOUGAL          WA     98671      $172,273.55
  600119009     BABAYEV,KONSTANTIN,JULI    4584 144TH AVENUE SOUTHEA  BELLEVUE           WA     98006      $199,744.06
  600119010     NGUYEN,PHONG, HUNG         26840 MILITARY ROAD SOUTH  KENT               WA     98032       $81,889.59
  600119011     CHAPIN,CARY                4204 SOUTH ORCAS STREET    SEATTLE            WA     98118      $102,280.80
  600119013     KOIVU,JOEL,MARILYN         9310 SEAVIEW AVENUE        INDIANOLA          WA     98342       $67,919.41
  600119014     ANUNDI,KEITH,LAURIE        42121 MOUNT PLEASANT DRIV  SCIO               OR     97374      $103,870.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119000     BIRD,WILLIAM                 8.625      .250    8.375     .0400     8.335     01/01/2028
  600119001     BAKER,PAMELA,DALE            8.750      .250    8.500     .0400     8.460     11/01/2027
  600119002     RATCHFORD,JOHN,EILLEEN       7.875      .250    7.625     .0400     7.585     12/01/2027
  600119003     FETTERMAN,KEITH, LUBA        7.875      .250    7.625     .0400     7.585     12/01/2027
  600119004     COOK,DENNIS,BONNIE           8.375      .250    8.125     .0400     8.085     12/01/2027
  600119005     CONRAD,STANLEY               8.250      .250    8.000     .0400     7.960     12/01/2027
  600119006     BAIRD,DENNIS                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600119007     SIMUNEK,VASILIJ,MARINA       8.000      .250    7.750     .0400     7.710     12/01/2027
  600119008     HEINZE,STEPHEN,REBECCA       8.125      .250    7.875     .0400     7.835     12/01/2027
  600119009     BABAYEV,KONSTANTIN,JULI      8.250      .250    8.000     .0400     7.960     12/01/2027
  600119010     NGUYEN,PHONG, HUNG           8.000      .250    7.750     .0400     7.710     12/01/2027
  600119011     CHAPIN,CARY                  8.750      .250    8.500     .0400     8.460     12/01/2027
  600119013     KOIVU,JOEL,MARILYN           8.625      .250    8.375     .0400     8.335     12/01/2027
  600119014     ANUNDI,KEITH,LAURIE          8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119000     BIRD,WILLIAM               550191                       $504.01                  02/01/1998             360
  600119001     BAKER,PAMELA,DALE          550267                     $1,101.38                  02/01/1998             360
  600119002     RATCHFORD,JOHN,EILLEEN     550290                       $916.49                  02/01/1998             360
  600119003     FETTERMAN,KEITH, LUBA      550291                       $997.70                  02/01/1998             360
  600119004     COOK,DENNIS,BONNIE         550293                       $757.79                  02/01/1998             360
  600119005     CONRAD,STANLEY             550305                       $975.52                  02/01/1998             360
  600119006     BAIRD,DENNIS               550308                       $615.13                  02/01/1998             360
  600119007     SIMUNEK,VASILIJ,MARINA     550310                     $1,291.43                  02/01/1998             360
  600119008     HEINZE,STEPHEN,REBECCA     550318                     $1,280.81                  02/01/1998             360
  600119009     BABAYEV,KONSTANTIN,JULI    550321                     $1,502.53                  02/01/1998             360
  600119010     NGUYEN,PHONG, HUNG         550327                       $601.69                  02/01/1998             360
  600119011     CHAPIN,CARY                550328                       $807.15         2        02/01/1998             360
  600119013     KOIVU,JOEL,MARILYN         550353                       $528.90                  02/01/1998             360
  600119014     ANUNDI,KEITH,LAURIE        550356                       $790.48                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119000     BIRD,WILLIAM                                                                                   $81,000.00    N
  600119001     BAKER,PAMELA,DALE                                                                             $175,000.00    N
  600119002     RATCHFORD,JOHN,EILLEEN                                                                        $158,000.00    N
  600119003     FETTERMAN,KEITH, LUBA                                                                         $172,000.00    N
  600119004     COOK,DENNIS,BONNIE                                                                            $133,000.00    N
  600119005     CONRAD,STANLEY                                                                                $185,500.00    N
  600119006     BAIRD,DENNIS                                                                                  $120,000.00    N
  600119007     SIMUNEK,VASILIJ,MARINA                                                                        $232,000.00    N
  600119008     HEINZE,STEPHEN,REBECCA                                                                        $230,000.00    N
  600119009     BABAYEV,KONSTANTIN,JULI                                                                       $265,000.00    N
  600119010     NGUYEN,PHONG, HUNG                                                                            $114,000.00    N
  600119011     CHAPIN,CARY                                                                                   $114,000.00    N
  600119013     KOIVU,JOEL,MARILYN                                                                             $85,000.00    N
  600119014     ANUNDI,KEITH,LAURIE                                                                           $200,000.00    N


 (vlegal.ace v1.4)                                                 Page   50
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119015     NICHOLS,JACK D.            3407 210TH PLACE NE        REDMOND            WA     98053      $142,346.22
  600119016     ELRICH,DAVID,LOLEN         5910 NW 209TH STREET       RIDGEFIELD         WA     98642       $38,749.82
  600119017     HEDGEBETH,SYLVIA K.        15840 10TH AVENUE SW       BURIEN             WA     98166       $74,859.18
  600119019     ISBERG,PER,MARIA           24 AVENIDA PICASSO         HENDERSON          NV     89014       $90,829.11
  600119020     RICHARDSON,PATRICIA        582 PANDA LOOP             EUGENE             OR     97401      $106,918.52
  600119021     CHANDLER,CHRISTOPHER       109 EVERGREEN DRIVE        NEWBERG            OR     97132      $118,576.92
  600119022     ROBERTSON,MAX              1501,1501 1/2 & 1503 W. E  VANCOUVER          WA     98660      $119,791.37
  600119023     SHOPES/BOITANO,ROBERT/MAR  595 12TH AVENUE            SAN FRANCISCO      CA     94118      $119,923.48
  600119024     CLIFT,MARGARET             9480 LAKEWOOD DRIVE        WINDSOR            CA     95492      $175,686.02
  600119026     MADRIGAL/BASHOR,TONY/RUSS  1692, 1694, 1696 & 1698 E  WILLITS            CA     95490      $107,812.22
  600119027     RICHMOND,MARGO             209 BROADMOOR STREET       SANTA ROSA         CA     95401      $146,592.13
  600119029     PEARSON,BARRY              1232 47TH STREET           SACRAMENTO         CA     95819      $169,771.10
  600119030     MORALES,MARTIN, VALARIE    188 MENDOCINO AVENUE       WILLITS            CA     95490       $64,417.45
  600119031     CABRERA,ANTHONY A.         5006 COUNTRY CLUB DRIVE    ROHNERT PARK       CA     94928      $105,877.59


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119015     NICHOLS,JACK D.              8.500      .250    8.250     .0400     8.210     10/01/2027
  600119016     ELRICH,DAVID,LOLEN           8.375      .250    8.125     .0400     8.085     04/01/2027
  600119017     HEDGEBETH,SYLVIA K.          8.375      .250    8.125     .0400     8.085     11/01/2027
  600119019     ISBERG,PER,MARIA             8.375      .250    8.125     .0400     8.085     11/01/2027
  600119020     RICHARDSON,PATRICIA          8.875      .250    8.625     .0400     8.585     11/01/2027
  600119021     CHANDLER,CHRISTOPHER         8.375      .250    8.125     .0400     8.085     11/01/2027
  600119022     ROBERTSON,MAX                8.750      .250    8.500     .0400     8.460     11/01/2027
  600119023     SHOPES/BOITANO,ROBERT/MAR    8.250      .250    8.000     .0400     7.960     01/01/2028
  600119024     CLIFT,MARGARET               8.625      .250    8.375     .0400     8.335     11/01/2027
  600119026     MADRIGAL/BASHOR,TONY/RUSS    8.750      .250    8.500     .0400     8.460     11/01/2027
  600119027     RICHMOND,MARGO               7.875      .250    7.625     .0400     7.585     11/01/2027
  600119029     PEARSON,BARRY                8.000      .250    7.750     .0400     7.710     12/01/2027
  600119030     MORALES,MARTIN, VALARIE      8.250      .250    8.000     .0400     7.960     12/01/2027
  600119031     CABRERA,ANTHONY A.           8.750      .250    8.500     .0400     8.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119015     NICHOLS,JACK D.            550357                     $1,099.55                  02/01/1998             360
  600119016     ELRICH,DAVID,LOLEN         550358                       $296.43                  02/01/1998             360
  600119017     HEDGEBETH,SYLVIA K.        550359                       $570.05                  02/01/1998             360
  600119019     ISBERG,PER,MARIA           550386                       $691.67                  02/01/1998             360
  600119020     RICHARDSON,PATRICIA        550389                       $852.14                  02/01/1998             360
  600119021     CHANDLER,CHRISTOPHER       550392                       $902.97                  02/01/1998             360
  600119022     ROBERTSON,MAX              550398                       $944.04                  02/01/1998             360
  600119023     SHOPES/BOITANO,ROBERT/MAR  550431                       $901.52                  02/01/1998             360
  600119024     CLIFT,MARGARET             550436                     $1,368.91                  02/01/1998             360
  600119026     MADRIGAL/BASHOR,TONY/RUSS  550466                       $849.64                  02/01/1998             360
  600119027     RICHMOND,MARGO             550469                     $1,067.30                  02/01/1998             360
  600119029     PEARSON,BARRY              550498                     $1,247.40                  02/01/1998             360
  600119030     MORALES,MARTIN, VALARIE    550516                       $484.57                  02/01/1998             360
  600119031     CABRERA,ANTHONY A.         550549                       $833.90        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119015     NICHOLS,JACK D.                                                                               $275,000.00    N
  600119016     ELRICH,DAVID,LOLEN                                                                            $240,000.00    N
  600119017     HEDGEBETH,SYLVIA K.                                                                           $140,000.00    N
  600119019     ISBERG,PER,MARIA                                                                              $120,000.00    N
  600119020     RICHARDSON,PATRICIA                                                                           $126,100.00    N
  600119021     CHANDLER,CHRISTOPHER                                                                          $148,500.00    N
  600119022     ROBERTSON,MAX                                                                                 $150,000.00    N
  600119023     SHOPES/BOITANO,ROBERT/MAR                                                                     $160,000.00    N
  600119024     CLIFT,MARGARET                                                                                $220,000.00    N
  600119026     MADRIGAL/BASHOR,TONY/RUSS                                                                     $135,000.00    N
  600119027     RICHMOND,MARGO                                                                                $184,000.00    N
  600119029     PEARSON,BARRY                                                                                 $335,000.00    N
  600119030     MORALES,MARTIN, VALARIE                                                                        $87,000.00    N
  600119031     CABRERA,ANTHONY A.                                                                            $122,000.00    N


 (vlegal.ace v1.4)                                                 Page   51
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119032     WINTER,RANDALL,DIANE       163 KENNEDY LANE           HEALDSBURG         CA     95448      $169,569.77
  600119034     BRAGG,ELVERA I.            100 CASABELLA DRIVE        SONOMA             CA     95476      $144,307.92
  600119035     HOTCHKISS,JOHN,GUADALUPE   10563 HILLVIEW AVENUE      LOS ANGELES        CA     91311      $136,714.97
  600119036     TEUMA,TERESA               1816 SANDSTONE DRIVE       PETALUMA           CA     94954      $149,739.21
  600119037     MEDRANO,WILLIAM,NADA       8541 LAKEWOOD AVENUE       COTATI             CA     94931      $127,336.84
  600119038     HUSSEIN,RAHEEM,VALERIE     6026 AMBERLY COURT         ORLANDO            FL     32822       $28,448.76
  600119039     KOCHER,ROBERT              4894 31ST STREET NORTH     ST. PETERSBURG     FL     33714       $45,450.11
  600119040     BROWN,MARIA                1865 HIGHLAND PARK ROAD    DELAND             FL     32720       $59,923.22
  600119041     BRITTON,TERRY, PATRICIA    20367 SOUTHWEST 3 STREET   PEMBROKE PINES     FL     33029      $126,978.81
  600119043     SALGADO,IVELISSE           3255 THUNDER CLOUD DRIVE   KISSIMMEE          FL     37446       $55,466.37
  600119044     KILLIAN,NANCY              3008 LAKE ELLEN DRIVE      TAMPA              FL     33618      $103,940.16
  600119045     WHITESIDE,ARDELIA          7476 COSGROVE WAY          SACRAMENTO         CA     95822       $46,347.78
  600119046     MOORE,JACK,BILLIE          1903 BRIARWOOD LANE        CORCORAN           CA     93212       $50,739.80
  600119047     POORMAN,JACQUELINE         6101 MIRAVALE COURT        CITRUS HEIGHTS     CA     95621       $76,911.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119032     WINTER,RANDALL,DIANE         8.000      .250    7.750     .0400     7.710     12/01/2027
  600119034     BRAGG,ELVERA I.              8.250      .250    8.000     .0400     7.960     01/01/2028
  600119035     HOTCHKISS,JOHN,GUADALUPE     8.375      .250    8.125     .0400     8.085     01/01/2028
  600119036     TEUMA,TERESA                 8.750      .250    8.500     .0400     8.460     11/01/2027
  600119037     MEDRANO,WILLIAM,NADA         8.250      .250    8.000     .0400     7.960     12/01/2027
  600119038     HUSSEIN,RAHEEM,VALERIE       8.250      .250    8.000     .0400     7.960     12/01/2027
  600119039     KOCHER,ROBERT                9.000      .250    8.750     .0400     8.710     12/01/2027
  600119040     BROWN,MARIA                  8.250      .250    8.000     .0400     7.960     12/01/2027
  600119041     BRITTON,TERRY, PATRICIA      8.000      .250    7.750     .0400     7.710     12/01/2027
  600119043     SALGADO,IVELISSE             8.500      .250    8.250     .0400     8.210     01/01/2028
  600119044     KILLIAN,NANCY                8.750      .250    8.500     .0400     8.460     01/01/2028
  600119045     WHITESIDE,ARDELIA            8.875      .250    8.625     .0400     8.585     12/01/2027
  600119046     MOORE,JACK,BILLIE            8.625      .250    8.375     .0400     8.335     12/01/2027
  600119047     POORMAN,JACQUELINE           8.750      .250    8.500     .0400     8.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119032     WINTER,RANDALL,DIANE       550550                     $1,247.40                  02/01/1998             360
  600119034     BRAGG,ELVERA I.            550567                     $1,084.83                  02/01/1998             360
  600119035     HOTCHKISS,JOHN,GUADALUPE   551288                     $1,039.78                  02/01/1998             360
  600119036     TEUMA,TERESA               551326                     $1,180.05                  02/01/1998             360
  600119037     MEDRANO,WILLIAM,NADA       551333                       $957.86                  02/01/1998             360
  600119038     HUSSEIN,RAHEEM,VALERIE     551408                       $214.11                  02/01/1998             360
  600119039     KOCHER,ROBERT              551409                       $366.10                  02/01/1998             360
  600119040     BROWN,MARIA                551417                       $450.76                  02/01/1998             360
  600119041     BRITTON,TERRY, PATRICIA    551435                       $932.98                  02/01/1998             360
  600119043     SALGADO,IVELISSE           551464                       $426.75                  02/01/1998             360
  600119044     KILLIAN,NANCY              551467                       $818.17                  02/01/1998             360
  600119045     WHITESIDE,ARDELIA          551902                       $369.18                  02/01/1998             360
  600119046     MOORE,JACK,BILLIE          551912                       $395.12                  02/01/1998             360
  600119047     POORMAN,JACQUELINE         551923                       $605.76                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119032     WINTER,RANDALL,DIANE                                                                          $242,000.00    N
  600119034     BRAGG,ELVERA I.                                                                               $180,500.00    N
  600119035     HOTCHKISS,JOHN,GUADALUPE                                                                      $171,000.00    N
  600119036     TEUMA,TERESA                                                                                  $187,537.00    N
  600119037     MEDRANO,WILLIAM,NADA                                                                          $170,000.00    N
  600119038     HUSSEIN,RAHEEM,VALERIE                                                                         $38,000.00    N
  600119039     KOCHER,ROBERT                                                                                  $65,000.00    N
  600119040     BROWN,MARIA                                                                                    $75,000.00    N
  600119041     BRITTON,TERRY, PATRICIA                                                                       $158,990.00    N
  600119043     SALGADO,IVELISSE                                                                               $74,000.00    N
  600119044     KILLIAN,NANCY                                                                                 $130,000.00    N
  600119045     WHITESIDE,ARDELIA                                                                              $58,000.00    N
  600119046     MOORE,JACK,BILLIE                                                                              $63,500.00    N
  600119047     POORMAN,JACQUELINE                                                                            $110,000.00    N


 (vlegal.ace v1.4)                                                 Page   52
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119048     HOPPER,FRANCES,SAMANTH     3412 JANENE WAY            BAKERSFIELD        CA     93306       $50,936.38
  600119049     JOHNSON,THOMAS,MARILYN     3522,3524,3526 AND 3528 E  FRESNO             CA     93703       $80,391.62
  600119050     FERRARO,SALVATORE          467 LIDO DRIVE             SOUTH LAKE TAHO    CA     96150      $139,743.76
  600119051     TAYLOR,CHARLENE            107 MOUNTVIEW TERRACE      BENICIA            CA     94510       $67,869.02
  600119052     GORDEN,MICHAEL             400 FILBERT AVENUE         CLOVIS             CA     93611       $80,690.01
  600119053     CHANDLER,RICHARD,WANDA     24 ALAMEDA PARK CIRCLE     CHICO              CA     95928       $60,678.00
  600119054     ROSS,MICHAEL,MARY          449 REDWOOD WAY            CHICO              CA     95926       $75,857.32
  600119057     WINN,DAVID,JUDY            9107 VISTA DEL RIO AVENUE  FAIR OAKS          CA     95628      $219,166.13
  600119058     SIPOTZ,JULIUS,DORIS        15115 SPUNKY CANYON ROAD   GREEN VALLEY AR    CA     91350       $71,874.83
  600119060     SMATHERS,HUGH,MICHELLE     455 PERKINS WAY            AUBURN             CA     95603      $151,011.38
  600119061     DELAURENTIS,GEORGE,CASSAN  1609 WILDROSE DRIVE        MINDEN             NV     89423      $113,357.59
  600119062     ADDEN,ANNE                 15990 OAK MEADOW COURT     PENN VALLEY        CA     95946      $177,533.88
  600119063     CORNMAN,WILLIAM            509 SANTA CLARA STREET     STOCKTON           CA     95207       $82,534.48
  600119064     JINKS,ROY,SHIRLEY          3211 STUART WAY            NAPA               CA     94558      $109,063.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119048     HOPPER,FRANCES,SAMANTH       8.375      .250    8.125     .0400     8.085     12/01/2027
  600119049     JOHNSON,THOMAS,MARILYN       8.000      .250    7.750     .0400     7.710     12/01/2027
  600119050     FERRARO,SALVATORE            8.500      .250    8.250     .0400     8.210     11/01/2027
  600119051     TAYLOR,CHARLENE              8.250      .250    8.000     .0400     7.960     11/01/2027
  600119052     GORDEN,MICHAEL               8.625      .250    8.375     .0400     8.335     11/01/2027
  600119053     CHANDLER,RICHARD,WANDA       8.625      .250    8.375     .0400     8.335     12/01/2027
  600119054     ROSS,MICHAEL,MARY            8.375      .250    8.125     .0400     8.085     11/01/2027
  600119057     WINN,DAVID,JUDY              8.125      .250    7.875     .0400     7.835     11/01/2027
  600119058     SIPOTZ,JULIUS,DORIS          8.750      .250    8.500     .0400     8.460     11/01/2027
  600119060     SMATHERS,HUGH,MICHELLE       8.375      .250    8.125     .0400     8.085     12/01/2027
  600119061     DELAURENTIS,GEORGE,CASSAN    8.375      .250    8.125     .0400     8.085     12/01/2027
  600119062     ADDEN,ANNE                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119063     CORNMAN,WILLIAM              8.750      .250    8.500     .0400     8.460     12/01/2027
  600119064     JINKS,ROY,SHIRLEY            8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119048     HOPPER,FRANCES,SAMANTH     551959                       $387.64                  02/01/1998             360
  600119049     JOHNSON,THOMAS,MARILYN     551974                       $590.68                  02/01/1998             360
  600119050     FERRARO,SALVATORE          551984                     $1,076.48                  02/01/1998             360
  600119051     TAYLOR,CHARLENE            551986                       $510.86                  02/01/1998             360
  600119052     GORDEN,MICHAEL             551993                       $640.90                  02/01/1998             360
  600119053     CHANDLER,RICHARD,WANDA     552000                       $472.51                  02/01/1998             360
  600119054     ROSS,MICHAEL,MARY          552002                       $577.65                  02/01/1998             360
  600119057     WINN,DAVID,JUDY            552011                     $1,630.52                  02/01/1998             360
  600119058     SIPOTZ,JULIUS,DORIS        552013                       $566.42                  02/01/1998             360
  600119060     SMATHERS,HUGH,MICHELLE     552035                     $1,149.23                  02/01/1998             360
  600119061     DELAURENTIS,GEORGE,CASSAN  552071                       $863.44                  02/01/1998             360
  600119062     ADDEN,ANNE                 552072                     $1,366.74                  02/01/1998             360
  600119063     CORNMAN,WILLIAM            552075                       $650.21         2        02/01/1998             360
  600119064     JINKS,ROY,SHIRLEY          552076                       $830.00                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119048     HOPPER,FRANCES,SAMANTH                                                                        $100,000.00    N
  600119049     JOHNSON,THOMAS,MARILYN                                                                        $115,000.00    N
  600119050     FERRARO,SALVATORE                                                                             $175,000.00    N
  600119051     TAYLOR,CHARLENE                                                                               $233,415.00    N
  600119052     GORDEN,MICHAEL                                                                                $103,000.00    N
  600119053     CHANDLER,RICHARD,WANDA                                                                         $81,000.00    N
  600119054     ROSS,MICHAEL,MARY                                                                              $95,000.00    N
  600119057     WINN,DAVID,JUDY                                                                               $280,000.00    N
  600119058     SIPOTZ,JULIUS,DORIS                                                                            $90,000.00    N
  600119060     SMATHERS,HUGH,MICHELLE                                                                        $189,000.00    N
  600119061     DELAURENTIS,GEORGE,CASSAN                                                                     $142,000.00    N
  600119062     ADDEN,ANNE                                                                                    $365,000.00    N
  600119063     CORNMAN,WILLIAM                                                                                $87,000.00    N
  600119064     JINKS,ROY,SHIRLEY                                                                             $159,000.00    N


 (vlegal.ace v1.4)                                                 Page   53
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119065     TUTTLE,SHARON              1181 WHITE OAK LOOP        MINDEN             NV     89423       $49,936.02
  600119066     JONES,THOMAS,PAMELA        1722 OXFORD AVENUE         CLOVIS             CA     93612       $45,019.23
  600119067     ASHWILL,N.BRUCE,BABARA     4039-4045 LAKEVIEW DRIVE   SHINGLE SPRINGS    CA     95682      $157,322.75
  600119069     FULLER,ROY,CATHERIN        3022 MERRIAM COURT         EL DORADO HILLS    CA     95762      $115,851.55
  600119072     NACCARATA,JAMES            1505 ZAPOTEC DRIVE         SOUTH LAKE TAHO    CA     96150      $154,915.36
  600119073     MCCRADY,MICHAEL            14A, 14B, 15A & 15B KLOND  CHICO              CA     95926      $103,383.53
  600119074     HOWERY,MARK,ANITA          6537 WOODED CREEK WAY      ORANGEVALE         CA     95662      $186,866.59
  600119075     BAKER,MICHAEL,SHARON       20074 AVENUE 237           LINDSAY            CA     93247      $198,738.77
  600119076     COBURN/SCIASCIA,THOMAS/AN  3470 TOPAZ LANE            GARDNERVILLE       NV     89410      $123,945.19
  600119077     CABRERA,RUDY               1240 SOUTH HARRISON STREE  STOCKTON           CA     95206       $38,953.78
  600119078     CASSIDY,ANTHONY,BIRUTE     15780 MILLER PLACE         GRASS VALLEY       CA     95945      $115,370.02
  600119080     WILSON,RAYMOND,JULI        1006 SOUTH MINNESOTA STRE  CARSON CITY        NV     89703      $132,738.39
  600119081     YANAGIHARA,PAUL            135 CAMBERWELL WAY         FOLSOM             CA     95630       $68,909.43
  600119082     ZIMMERMAN,HAROLD           6484 CRYSTAL BOULEVARD     EL DORADO          CA     95623      $147,824.61


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119065     TUTTLE,SHARON                8.250      .250    8.000     .0400     7.960     12/01/2027
  600119066     JONES,THOMAS,PAMELA          8.125      .250    7.875     .0400     7.835     12/01/2027
  600119067     ASHWILL,N.BRUCE,BABARA       8.875      .250    8.625     .0400     8.585     12/01/2027
  600119069     FULLER,ROY,CATHERIN          8.250      .250    8.000     .0400     7.960     12/01/2027
  600119072     NACCARATA,JAMES              8.625      .250    8.375     .0400     8.335     12/01/2027
  600119073     MCCRADY,MICHAEL              8.875      .250    8.625     .0400     8.585     12/01/2027
  600119074     HOWERY,MARK,ANITA            8.375      .250    8.125     .0400     8.085     12/01/2027
  600119075     BAKER,MICHAEL,SHARON         8.125      .250    7.875     .0400     7.835     12/01/2027
  600119076     COBURN/SCIASCIA,THOMAS/AN    8.375      .250    8.125     .0400     8.085     12/01/2027
  600119077     CABRERA,RUDY                 8.625      .250    8.375     .0400     8.335     12/01/2027
  600119078     CASSIDY,ANTHONY,BIRUTE       8.875      .250    8.625     .0400     8.585     12/01/2027
  600119080     WILSON,RAYMOND,JULI          8.500      .250    8.250     .0400     8.210     12/01/2027
  600119081     YANAGIHARA,PAUL              8.125      .250    7.875     .0400     7.835     12/01/2027
  600119082     ZIMMERMAN,HAROLD             8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119065     TUTTLE,SHARON              552090                       $375.63                  02/01/1998             360
  600119066     JONES,THOMAS,PAMELA        552091                       $341.55                  02/01/1998             360
  600119067     ASHWILL,N.BRUCE,BABARA     552099                     $1,253.14                  02/01/1998             360
  600119069     FULLER,ROY,CATHERIN        552111                       $871.47                  02/01/1998             360
  600119072     NACCARATA,JAMES            552134                     $1,207.13         2        02/01/1998             360
  600119073     MCCRADY,MICHAEL            552136                       $823.49                  02/01/1998             360
  600119074     HOWERY,MARK,ANITA          552139                     $1,422.10                  02/01/1998             360
  600119075     BAKER,MICHAEL,SHARON       552146                     $1,477.57                  02/01/1998             360
  600119076     COBURN/SCIASCIA,THOMAS/AN  552150                       $943.25                  02/01/1998             360
  600119077     CABRERA,RUDY               552151                       $303.34                  02/01/1998             360
  600119078     CASSIDY,ANTHONY,BIRUTE     552153                       $918.97                  02/01/1998             360
  600119080     WILSON,RAYMOND,JULI        552163                     $1,021.89                  02/01/1998             360
  600119081     YANAGIHARA,PAUL            552165                       $512.32                  02/01/1998             360
  600119082     ZIMMERMAN,HAROLD           552167                     $1,151.13                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119065     TUTTLE,SHARON                                                                                 $144,737.00    N
  600119066     JONES,THOMAS,PAMELA                                                                            $80,000.00    N
  600119067     ASHWILL,N.BRUCE,BABARA                                                                        $210,000.00    N
  600119069     FULLER,ROY,CATHERIN                                                                           $145,000.00    N
  600119072     NACCARATA,JAMES                                                                               $172,500.00    N
  600119073     MCCRADY,MICHAEL                                                                               $138,000.00    N
  600119074     HOWERY,MARK,ANITA                                                                             $233,900.00    N
  600119075     BAKER,MICHAEL,SHARON                                                                          $252,000.00    N
  600119076     COBURN/SCIASCIA,THOMAS/AN                                                                     $165,500.00    N
  600119077     CABRERA,RUDY                                                                                   $49,000.00    N
  600119078     CASSIDY,ANTHONY,BIRUTE                                                                        $165,000.00    N
  600119080     WILSON,RAYMOND,JULI                                                                           $221,500.00    N
  600119081     YANAGIHARA,PAUL                                                                               $139,000.00    N
  600119082     ZIMMERMAN,HAROLD                                                                              $185,000.00    N


 (vlegal.ace v1.4)                                                 Page   54
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119083     DURHAM,JOSEPH,DEBBIE       355 CANNON GREEN DRIVE     GOLETA             CA     93117      $180,280.53
  600119086     MACKENZIE,HEIKE            7887 BALDWIN DAM ROAD      FOLSOM             CA     95630      $132,649.71
  600119087     RIVERA,RICHARD,JANET       319 CASTENADA DRIVE        MILLBRAE           CA     94030      $124,838.89
  600119088     CAMPI,THOMAS,MARY          175 MANTON DRIVE           SAN JOSE           CA     95123      $201,864.47
  600119090     BURGER,DONALD,ANGIE        3451 RAMADA WAY            SHINGLE SPRINGS    CA     95682      $145,767.93
  600119091     HERNANDEZ,LEANDRO,ISABEL   371 REXLAND DRIVE          BAKERSFIELD        CA     93307       $59,923.22
  600119092     KLECKNER,STEVE,THERESA     16200 GUSTAFSON AVENUE     PATTERSON          CA     95363      $179,879.22
  600119093     SWENSON,SCOTT              4115 KAPAKA LANE           WHEATLAND          CA     95692      $121,659.34
  600119094     MCCORMICK,CLIFFORD,SHELIA  1258 DIAMOND BAR COURT     REDDING            CA     96003      $204,210.41
  600119095     GREEN,JAMES,JOY            114 JOHN HENRY CIRCLE      FOLSOM             CA     95630      $169,759.26
  600119096     REED,DANIEL,PATRICIA       10855 SHUMAKER ROAD        TEHACHAPI          CA     93561       $99,139.91
  600119097     BERGE,DELIA,HENRY          11711 SNOWPEAK WAY         TRUCKEE            CA     96161       $66,457.60
  600119099     BIGELOW,PAUL               2565 ALMA AVENUE           SOUTH LAKE TAHO    CA     96150       $98,274.07
  600119103     ANA,LAVINIUS               5121 ARROYO STREET         FAIR OAKS          CA     95628       $91,942.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119083     DURHAM,JOSEPH,DEBBIE         8.500      .250    8.250     .0400     8.210     12/01/2027
  600119086     MACKENZIE,HEIKE              8.875      .250    8.625     .0400     8.585     12/01/2027
  600119087     RIVERA,RICHARD,JANET         8.750      .250    8.500     .0400     8.460     12/01/2027
  600119088     CAMPI,THOMAS,MARY            8.000      .250    7.750     .0400     7.710     01/01/2028
  600119090     BURGER,DONALD,ANGIE          8.375      .250    8.125     .0400     8.085     12/01/2027
  600119091     HERNANDEZ,LEANDRO,ISABEL     8.250      .250    8.000     .0400     7.960     12/01/2027
  600119092     KLECKNER,STEVE,THERESA       8.000      .250    7.750     .0400     7.710     01/01/2028
  600119093     SWENSON,SCOTT                8.750      .250    8.500     .0400     8.460     12/01/2027
  600119094     MCCORMICK,CLIFFORD,SHELIA    7.750      .250    7.500     .0400     7.460     12/01/2027
  600119095     GREEN,JAMES,JOY              7.750      .250    7.500     .0400     7.460     12/01/2027
  600119096     REED,DANIEL,PATRICIA         8.500      .250    8.250     .0400     8.210     01/01/2028
  600119097     BERGE,DELIA,HENRY            8.250      .250    8.000     .0400     7.960     01/01/2028
  600119099     BIGELOW,PAUL                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600119103     ANA,LAVINIUS                 8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119083     DURHAM,JOSEPH,DEBBIE       552209                     $1,387.89         2        02/01/1998             360
  600119086     MACKENZIE,HEIKE            552239                     $1,057.41                  02/01/1998             360
  600119087     RIVERA,RICHARD,JANET       552243                       $983.38                  02/01/1998             360
  600119088     CAMPI,THOMAS,MARY          552245                     $1,482.20                  02/01/1998             360
  600119090     BURGER,DONALD,ANGIE        552254                     $1,109.33                  02/01/1998             360
  600119091     HERNANDEZ,LEANDRO,ISABEL   552261                       $450.76                  02/01/1998             360
  600119092     KLECKNER,STEVE,THERESA     552263                     $1,320.78                  02/01/1998             360
  600119093     SWENSON,SCOTT              552268                       $958.20                  02/01/1998             360
  600119094     MCCORMICK,CLIFFORD,SHELIA  552279                     $1,465.06                  02/01/1998             360
  600119095     GREEN,JAMES,JOY            552321                     $1,217.90                  02/01/1998             360
  600119096     REED,DANIEL,PATRICIA       552333                       $762.76                  02/01/1998             360
  600119097     BERGE,DELIA,HENRY          552335                       $499.59                  02/01/1998             360
  600119099     BIGELOW,PAUL               552349                       $739.25                  02/01/1998             360
  600119103     ANA,LAVINIUS               552405                       $699.27                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119083     DURHAM,JOSEPH,DEBBIE                                                                          $190,000.00    N
  600119086     MACKENZIE,HEIKE                                                                               $189,900.00    N
  600119087     RIVERA,RICHARD,JANET                                                                          $520,000.00    N
  600119088     CAMPI,THOMAS,MARY                                                                             $260,000.00    N
  600119090     BURGER,DONALD,ANGIE                                                                           $208,500.00    N
  600119091     HERNANDEZ,LEANDRO,ISABEL                                                                       $90,000.00    N
  600119092     KLECKNER,STEVE,THERESA                                                                        $225,000.00    N
  600119093     SWENSON,SCOTT                                                                                 $175,500.00    N
  600119094     MCCORMICK,CLIFFORD,SHELIA                                                                     $274,000.00    N
  600119095     GREEN,JAMES,JOY                                                                               $215,000.00    N
  600119096     REED,DANIEL,PATRICIA                                                                          $124,000.00    N
  600119097     BERGE,DELIA,HENRY                                                                              $95,000.00    N
  600119099     BIGELOW,PAUL                                                                                  $123,000.00    N
  600119103     ANA,LAVINIUS                                                                                  $115,000.00    N


 (vlegal.ace v1.4)                                                 Page   55
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119104     CHAPIN,MICKEY              1330 4TH STREET            RED BLUFF          CA     96080       $39,975.14
  600119105     LIN,GANG-WEI               6454 SOUTH SUMAC WAY       SALT LAKE CITY     UT     84121      $151,805.47
  600119106     MUSSER,ALMA,SUSAN          3367 SOUTH 6400 WEST       WEST VALLEY CIT    UT     84128       $99,780.90
  600119107     CLEVINGER,VERNA JANE       622 WAGON WAY              GRAND JUNCTION     CO     81504       $97,539.34
  600119108     BOWMAN,RICHARD             2217 CLAUDIA COURT         GRAND JUNCTION     CO     81503      $108,614.33
  600119109     MEDINA,ISMAEL,LYNN         2620 SOUTH HUMBOLDT STREE  DENVER             CO     80210      $108,204.12
  600119110     JOHNSON,CHARLES            3873 EAST MONTANA PLACE    DENVER             CO     80210       $93,140.57
  600119113     VOGEL,GARY JR,TERESA       91 MEADOW MOUNTAIN COURT   LIVERMORE          CO     80536      $220,889.92
  600119114     GUTIERREZ,AVEY,HELEN       1415 EAST KAEL STREET      MESA               AZ     85203       $87,204.26
  600119116     DAGUE,DAN,LINDA            1145 WEST TONTO STREET     PHOENIX            AZ     85009       $49,620.32
  600119117     WRIGHT,DIXIE               910 12TH STREET            SAFFORD            AZ     85546       $39,953.81
  600119118     MCCORMICK,JAMI             807 NORTH CITRUS COVE      MESA               AZ     85213      $220,233.74
  600119119     BURKE,JOHN,PAULA           2020 WEST PASEO MONSERRAT  TUCSON             AZ     85704       $83,897.86
  600119120     CLEM,LINDA                 8715 EAST MYRTLE STREET    MESA               AZ     85208       $58,330.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119104     CHAPIN,MICKEY                8.375      .250    8.125     .0400     8.085     01/01/2028
  600119105     LIN,GANG-WEI                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600119106     MUSSER,ALMA,SUSAN            8.625      .250    8.375     .0400     8.335     12/01/2027
  600119107     CLEVINGER,VERNA JANE         8.375      .250    8.125     .0400     8.085     01/01/2028
  600119108     BOWMAN,RICHARD               8.375      .250    8.125     .0400     8.085     12/01/2027
  600119109     MEDINA,ISMAEL,LYNN           8.000      .250    7.750     .0400     7.710     12/01/2027
  600119110     JOHNSON,CHARLES              8.250      .250    8.000     .0400     7.960     01/01/2028
  600119113     VOGEL,GARY JR,TERESA         8.375      .250    8.125     .0400     8.085     12/01/2027
  600119114     GUTIERREZ,AVEY,HELEN         9.000      .250    8.750     .0400     8.710     12/01/2027
  600119116     DAGUE,DAN,LINDA              8.500      .250    8.250     .0400     8.210     12/01/2027
  600119117     WRIGHT,DIXIE                 8.750      .250    8.500     .0400     8.460     12/01/2027
  600119118     MCCORMICK,JAMI               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119119     BURKE,JOHN,PAULA             8.500      .250    8.250     .0400     8.210     12/01/2027
  600119120     CLEM,LINDA                   8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119104     CHAPIN,MICKEY              552561                       $304.03                  02/01/1998             360
  600119105     LIN,GANG-WEI               552905                     $1,141.93                  02/01/1998             360
  600119106     MUSSER,ALMA,SUSAN          552928                       $777.79                  02/01/1998             360
  600119107     CLEVINGER,VERNA JANE       552941                       $741.83                  02/01/1998             360
  600119108     BOWMAN,RICHARD             552943                       $826.58                  02/01/1998             360
  600119109     MEDINA,ISMAEL,LYNN         553006                       $795.03                  02/01/1998             360
  600119110     JOHNSON,CHARLES            553013                       $700.18                  02/01/1998             360
  600119113     VOGEL,GARY JR,TERESA       553022                     $1,681.66                  02/01/1998             360
  600119114     GUTIERREZ,AVEY,HELEN       553906                       $702.44         2        02/01/1998             360
  600119116     DAGUE,DAN,LINDA            553920                       $382.15                  02/01/1998             360
  600119117     WRIGHT,DIXIE               553923                       $314.68                  02/01/1998             360
  600119118     MCCORMICK,JAMI             553926                     $1,715.03         2        02/01/1998             360
  600119119     BURKE,JOHN,PAULA           553928                       $645.89                  02/01/1998             360
  600119120     CLEM,LINDA                 553930                       $454.23                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119104     CHAPIN,MICKEY                                                                                  $60,000.00    N
  600119105     LIN,GANG-WEI                                                                                  $190,000.00    N
  600119106     MUSSER,ALMA,SUSAN                                                                             $125,000.00    N
  600119107     CLEVINGER,VERNA JANE                                                                          $122,000.00    N
  600119108     BOWMAN,RICHARD                                                                                $145,000.00    N
  600119109     MEDINA,ISMAEL,LYNN                                                                            $127,500.00    N
  600119110     JOHNSON,CHARLES                                                                               $116,500.00    N
  600119113     VOGEL,GARY JR,TERESA                                                                          $295,000.00    N
  600119114     GUTIERREZ,AVEY,HELEN                                                                           $92,000.00    N
  600119116     DAGUE,DAN,LINDA                                                                                $71,000.00    N
  600119117     WRIGHT,DIXIE                                                                                   $50,000.00    N
  600119118     MCCORMICK,JAMI                                                                                $245,000.00    N
  600119119     BURKE,JOHN,PAULA                                                                              $105,000.00    N
  600119120     CLEM,LINDA                                                                                     $77,900.00    N


 (vlegal.ace v1.4)                                                 Page   56
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119121     SABIJON,JOSEPH             413-A EAST CULLUMBER AVEN  GILBERT            AZ     85234       $29,114.55
  600119122     PUNG,THAY,SOKENG           1395 WEST IVANHOE STREET   CHANDLER           AZ     85224      $127,928.24
  600119123     MILLS,ROBLEY,LINDA         12820 EAST MERCER LANE     SCOTTSDALE         AZ     85259      $166,399.13
  600119124     SAI, XU-SAI,NELSON,HUI YI  9748 EAST MCANDREW COURT   TUCSON             AZ     85748      $130,835.65
  600119127     JESSUP,JAY,FRANCIS         51 WEST GREENOCK DRIVE     ORO VALLEY         AZ     85737      $176,041.15
  600119128     BARNES,WILLIAM             1002 SOUTH 98TH STREET     MESA               AZ     85208       $60,626.20
  600119129     HILL,WENDY                 16063 SOUTH 11TH PLACE     PHOENIX            AZ     85048      $102,268.95
  600119130     DITSON-SOMMER,RAYMA        3220 EAST MINNEZONA CIRCL  PHOENIX            AZ     85018      $172,797.92
  600119131     PETERS/MEAD,VIRGINIA/BESS  11528 WEST CITRUS GROVE W  AVONDALE           AZ     85323       $50,970.66
  600119132     JOLY,THOMAS,CAROL          6009 EAST PRINCESS DRIVE   MESA               AZ     85205       $70,959.15
  600119134     BLACKMON,ANTOLINA          439 DIANA PLACE            MARINA             CA     93933       $76,843.03
  600119135     DAVIDSON,ONEIL,DOLORES     16733 DARYL AVENUE         SAN LORENZO        CA     94580      $112,304.64
  600119136     UYEDA,JENNIFER             1484 PATIO DRIVE           CAMPBELL           CA     95008      $201,754.38
  600119138     REESE,HOLLY                3018 KINGSLAND AVENUE      OAKLAND            CA     94619      $130,237.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119121     SABIJON,JOSEPH               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119122     PUNG,THAY,SOKENG             8.875      .250    8.625     .0400     8.585     01/01/2028
  600119123     MILLS,ROBLEY,LINDA           8.500      .250    8.250     .0400     8.210     01/01/2028
  600119124     SAI, XU-SAI,NELSON,HUI YI    8.375      .250    8.125     .0400     8.085     12/01/2027
  600119127     JESSUP,JAY,FRANCIS           8.625      .250    8.375     .0400     8.335     12/01/2027
  600119128     BARNES,WILLIAM               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119129     HILL,WENDY                   8.250      .250    8.000     .0400     7.960     12/01/2027
  600119130     DITSON-SOMMER,RAYMA          8.625      .250    8.375     .0400     8.335     01/01/2028
  600119131     PETERS/MEAD,VIRGINIA/BESS    8.750      .250    8.500     .0400     8.460     01/01/2028
  600119132     JOLY,THOMAS,CAROL            8.750      .250    8.500     .0400     8.460     01/01/2028
  600119134     BLACKMON,ANTOLINA            8.500      .250    8.250     .0400     8.210     11/01/2027
  600119135     DAVIDSON,ONEIL,DOLORES       8.750      .250    8.500     .0400     8.460     12/01/2027
  600119136     UYEDA,JENNIFER               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119138     REESE,HOLLY                  8.375      .250    8.125     .0400     8.085     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119121     SABIJON,JOSEPH             553935                       $224.14                  02/01/1998             360
  600119122     PUNG,THAY,SOKENG           553939                     $1,018.43                  02/01/1998             360
  600119123     MILLS,ROBLEY,LINDA         553961                     $1,280.24                  02/01/1998             360
  600119124     SAI, XU-SAI,NELSON,HUI YI  553974                       $997.21                  02/01/1998             360
  600119127     JESSUP,JAY,FRANCIS         553994                     $1,370.85                  02/01/1998             360
  600119128     BARNES,WILLIAM             554002                       $466.73                  02/01/1998             360
  600119129     HILL,WENDY                 554016                       $769.30                  02/01/1998             360
  600119130     DITSON-SOMMER,RAYMA        554020                     $1,344.80         2        02/01/1998             360
  600119131     PETERS/MEAD,VIRGINIA/BESS  554023                       $401.22                  02/01/1998             360
  600119132     JOLY,THOMAS,CAROL          554030                       $558.56                  02/01/1998             360
  600119134     BLACKMON,ANTOLINA          554923                       $592.06                  02/01/1998             360
  600119135     DAVIDSON,ONEIL,DOLORES     554926                       $885.04                  02/01/1998             360
  600119136     UYEDA,JENNIFER             554939                     $1,553.21                  02/01/1998             360
  600119138     REESE,HOLLY                554942                       $991.13                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119121     SABIJON,JOSEPH                                                                                 $43,700.00    N
  600119122     PUNG,THAY,SOKENG                                                                              $160,000.00    N
  600119123     MILLS,ROBLEY,LINDA                                                                            $222,000.00    N
  600119124     SAI, XU-SAI,NELSON,HUI YI                                                                     $164,000.00    N
  600119127     JESSUP,JAY,FRANCIS                                                                            $235,000.00    N
  600119128     BARNES,WILLIAM                                                                                 $75,900.00    N
  600119129     HILL,WENDY                                                                                    $128,000.00    N
  600119130     DITSON-SOMMER,RAYMA                                                                           $182,000.00    N
  600119131     PETERS/MEAD,VIRGINIA/BESS                                                                      $88,000.00    N
  600119132     JOLY,THOMAS,CAROL                                                                             $111,000.00    N
  600119134     BLACKMON,ANTOLINA                                                                             $181,000.00    N
  600119135     DAVIDSON,ONEIL,DOLORES                                                                        $150,000.00    N
  600119136     UYEDA,JENNIFER                                                                                $377,000.00    N
  600119138     REESE,HOLLY                                                                                   $163,000.00    N


 (vlegal.ace v1.4)                                                 Page   57
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119139     DOAN/DOAN,LY/LISA          815 NORTH CAPITOL AVENUE   SAN JOSE           CA     95133       $89,473.11
  600119140     SAINZ,LAURA                454 LOMBARD STREET #3      SAN FRANCISCO      CA     94133      $181,889.92
  600119143     SLOAN,GORDON,BEATRIZ       24 LOVEJOY WAY             NOVATO             CA     94947      $110,980.29
  600119145     HENRY,CARROLL              391 MANDARIN DRIVE         DALY CITY          CA     94015       $59,719.49
  600119146     HENRY,CARROLL              329 BELLAM BOULEVARD       SAN RAFAEL         CA     94901       $79,892.29
  600119149     DOIRON/THRESHER,ROBERT/FI  3535 BUTCHER DRIVE         SANTA CLARA        CA     95051      $175,796.75
  600119152     YOLLIN,JENNIFER            12 GRANDA AVENUE           SAN FRANCISO       CA     94112      $186,084.29
  600119153     PIROYAN,WILLMA             674 BLACKFORD COURT        SAN JOSE           CA     95117      $137,838.04
  600119155     HARWIN,EDWARD,BARBARA      559 LEN WAY                INCLINE VILLAGE    NV     89451      $149,812.88
  600119156     NORLING,GEORGIE            1068 CYNTHIA LANE          SAN JOSE           CA     95129      $134,831.59
  600119157     JUAREZ,RICHARD,KIMBERL     330 CARDINAL COURT         MILL VALLEY        CA     94941      $209,787.97
  600119159     TEJADA,FRANCES             520 LA VERNE AVENUE        APTOS              CA     95003      $151,719.16
  600119160     SINGH,GURLAL               2826 GAYNOR AVENUE         RICHMOND           CA     94804       $91,888.14
  600119162     MCCAIN,KELLI               723 AVENUE D               REDONDO BEACH      CA     90277      $201,734.84


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119139     DOAN/DOAN,LY/LISA            7.750      .250    7.500     .0400     7.460     12/01/2027
  600119140     SAINZ,LAURA                  8.125      .250    7.875     .0400     7.835     11/01/2027
  600119143     SLOAN,GORDON,BEATRIZ         8.125      .250    7.875     .0400     7.835     11/01/2027
  600119145     HENRY,CARROLL                8.000      .250    7.750     .0400     7.710     12/01/2027
  600119146     HENRY,CARROLL                8.000      .250    7.750     .0400     7.710     12/01/2027
  600119149     DOIRON/THRESHER,ROBERT/FI    8.750      .250    8.500     .0400     8.460     12/01/2027
  600119152     YOLLIN,JENNIFER              8.000      .250    7.750     .0400     7.710     12/01/2027
  600119153     PIROYAN,WILLMA               8.375      .250    8.125     .0400     8.085     11/01/2027
  600119155     HARWIN,EDWARD,BARBARA        8.375      .250    8.125     .0400     8.085     12/01/2027
  600119156     NORLING,GEORGIE              8.375      .250    8.125     .0400     8.085     12/01/2027
  600119157     JUAREZ,RICHARD,KIMBERL       8.375      .250    8.125     .0400     8.085     12/01/2027
  600119159     TEJADA,FRANCES               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119160     SINGH,GURLAL                 8.500      .250    8.250     .0400     8.210     12/01/2027
  600119162     MCCAIN,KELLI                 8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119139     DOAN/DOAN,LY/LISA          554970                       $641.91                  02/01/1998             360
  600119140     SAINZ,LAURA                555015                     $1,353.20                  02/01/1998             360
  600119143     SLOAN,GORDON,BEATRIZ       555042                       $825.66                  02/01/1998             360
  600119145     HENRY,CARROLL              555092                       $438.79                  02/01/1998             360
  600119146     HENRY,CARROLL              555093                       $587.01                  02/01/1998             360
  600119149     DOIRON/THRESHER,ROBERT/FI  555128                     $1,384.59                  02/01/1998             360
  600119152     YOLLIN,JENNIFER            555166                     $1,367.74                  02/01/1998             360
  600119153     PIROYAN,WILLMA             555190                     $1,051.94                  02/01/1998             360
  600119155     HARWIN,EDWARD,BARBARA      555225                     $1,140.11                  02/01/1998             360
  600119156     NORLING,GEORGIE            555268                     $1,026.10                  02/01/1998             360
  600119157     JUAREZ,RICHARD,KIMBERL     555301                     $1,596.53                  02/01/1998             360
  600119159     TEJADA,FRANCES             555312                     $1,182.24                  02/01/1998             360
  600119160     SINGH,GURLAL               555315                       $707.40                  02/01/1998             360
  600119162     MCCAIN,KELLI               555322                     $1,499.84                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119139     DOAN/DOAN,LY/LISA                                                                             $112,000.00    N
  600119140     SAINZ,LAURA                                                                                   $243,000.00    N
  600119143     SLOAN,GORDON,BEATRIZ                                                                          $139,000.00    N
  600119145     HENRY,CARROLL                                                                                  $98,000.00    N
  600119146     HENRY,CARROLL                                                                                 $135,000.00    N
  600119149     DOIRON/THRESHER,ROBERT/FI                                                                     $220,000.00    N
  600119152     YOLLIN,JENNIFER                                                                               $233,000.00    N
  600119153     PIROYAN,WILLMA                                                                                $173,000.00    N
  600119155     HARWIN,EDWARD,BARBARA                                                                         $250,000.00    N
  600119156     NORLING,GEORGIE                                                                               $326,000.00    N
  600119157     JUAREZ,RICHARD,KIMBERL                                                                        $262,600.00    N
  600119159     TEJADA,FRANCES                                                                                $190,000.00    N
  600119160     SINGH,GURLAL                                                                                  $115,000.00    N
  600119162     MCCAIN,KELLI                                                                                  $402,000.00    N


 (vlegal.ace v1.4)                                                 Page   58
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119163     LAZAR,JOHN                 1135 LAS DALIAS COURT      TURLOCK            CA     95380      $107,369.30
  600119164     EYRICH,LINDA               3007 CHESTNUT COURT        FAIRFIELD          CA     94533      $113,854.12
  600119165     DEVEREAUX,RENEE            571 NEWPORT AVENUE         GROVER BEACH       CA     93433      $109,872.96
  600119166     SRIJEMAC/MACIC,SLAVKO/GOR  4019 CAMINITO MELIADO      SAN DIEGO          CA     92122      $211,735.54
  600119167     CONDUES,GEORGE             1205 LAFAYETTE STREET      ALAMEDA            CA     94501       $69,908.11
  600119169     BURKETT,THOMAS,GAYLENE     7767 BURNHAM WAY           DUBLIN             CA     94568      $202,011.74
  600119171     RAHIMZADEH,FARZAN          381 MOUNT WASHINGTON WAY   CLAYTON            CA     94517      $215,750.55
  600119172     DONNAN,BOB                 980 KIELY BOULEVARD #220   SANTA CLARA        CA     95051       $67,921.46
  600119174     HAM,DIANE                  845 GOLF CLUB CIRCLE       PLEASANT HILL      CA     94523      $101,869.47
  600119175     FORMANTES/COSTE,RONALD/JU  17920 FREMONTIA LANE       VICTORVILLE        CA     92392      $175,791.43
  600119176     BEGUM,SAEEDA               7015 FAIRMOUNT AVENUE      EL CERRITO         CA     94530      $111,841.39
  600119177     TANASE,SAMUEL,TOMIKO       1116 NORTH THIRD STREET    SAN JOSE           CA     95112      $174,776.05
  600119180     LIM,HENRY                  111 ROSA FLORA CIRCLE      SOUTH SAN FRANC    CA     94080      $219,703.79
  600119181     FERNANDES,JOSE,MARIA       40 EASTON ROAD             WATSONVILLE        CA     95076      $132,842.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119163     LAZAR,JOHN                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119164     EYRICH,LINDA                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600119165     DEVEREAUX,RENEE              8.750      .250    8.500     .0400     8.460     12/01/2027
  600119166     SRIJEMAC/MACIC,SLAVKO/GOR    8.375      .250    8.125     .0400     8.085     12/01/2027
  600119167     CONDUES,GEORGE               8.125      .250    7.875     .0400     7.835     12/01/2027
  600119169     BURKETT,THOMAS,GAYLENE       8.125      .250    7.875     .0400     7.835     12/01/2027
  600119171     RAHIMZADEH,FARZAN            8.750      .250    8.500     .0400     8.460     12/01/2027
  600119172     DONNAN,BOB                   8.750      .250    8.500     .0400     8.460     12/01/2027
  600119174     HAM,DIANE                    8.250      .250    8.000     .0400     7.960     12/01/2027
  600119175     FORMANTES/COSTE,RONALD/JU    8.625      .250    8.375     .0400     8.335     12/01/2027
  600119176     BEGUM,SAEEDA                 7.750      .250    7.500     .0400     7.460     12/01/2027
  600119177     TANASE,SAMUEL,TOMIKO         8.250      .250    8.000     .0400     7.960     12/01/2027
  600119180     LIM,HENRY                    8.000      .250    7.750     .0400     7.710     12/01/2027
  600119181     FERNANDES,JOSE,MARIA         8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119163     LAZAR,JOHN                 555346                       $826.58                  02/01/1998             360
  600119164     EYRICH,LINDA               555353                       $856.44                  02/01/1998             360
  600119165     DEVEREAUX,RENEE            555359                       $865.37                  02/01/1998             360
  600119166     SRIJEMAC/MACIC,SLAVKO/GOR  555382                     $1,611.35                  02/01/1998             360
  600119167     CONDUES,GEORGE             555389                       $519.75                  02/01/1998             360
  600119169     BURKETT,THOMAS,GAYLENE     555463                     $1,508.75                  02/01/1998             360
  600119171     RAHIMZADEH,FARZAN          555477                     $1,699.27                  02/01/1998             360
  600119172     DONNAN,BOB                 555479                       $534.96                  02/01/1998             360
  600119174     HAM,DIANE                  555489                       $766.29                  02/01/1998             360
  600119175     FORMANTES/COSTE,RONALD/JU  555515                     $1,368.91                  02/01/1998             360
  600119176     BEGUM,SAEEDA               555519                       $802.38                  02/01/1998             360
  600119177     TANASE,SAMUEL,TOMIKO       555540                     $1,314.72                  02/01/1998             360
  600119180     LIM,HENRY                  555568                     $1,614.28                  02/01/1998             360
  600119181     FERNANDES,JOSE,MARIA       555585                     $1,034.46                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119163     LAZAR,JOHN                                                                                    $137,000.00    N
  600119164     EYRICH,LINDA                                                                                  $175,000.00    N
  600119165     DEVEREAUX,RENEE                                                                               $185,000.00    N
  600119166     SRIJEMAC/MACIC,SLAVKO/GOR                                                                     $265,000.00    N
  600119167     CONDUES,GEORGE                                                                                $260,000.00    N
  600119169     BURKETT,THOMAS,GAYLENE                                                                        $254,000.00    N
  600119171     RAHIMZADEH,FARZAN                                                                             $270,000.00    N
  600119172     DONNAN,BOB                                                                                     $85,000.00    N
  600119174     HAM,DIANE                                                                                     $170,000.00    N
  600119175     FORMANTES/COSTE,RONALD/JU                                                                     $220,000.00    N
  600119176     BEGUM,SAEEDA                                                                                  $140,000.00    N
  600119177     TANASE,SAMUEL,TOMIKO                                                                          $255,000.00    N
  600119180     LIM,HENRY                                                                                     $275,000.00    N
  600119181     FERNANDES,JOSE,MARIA                                                                          $190,000.00    N


 (vlegal.ace v1.4)                                                 Page   59
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119182     SWAIN/PELLETIER,PATRICIA,  230 CALLE DE LA MESA       NOVATO             CA     94949      $211,854.10
  600119183     ALUIA,CHRISTINE            1814 FOXBORO STREET        PETALUMA           CA     94954      $187,726.34
  600119184     MADERA,SUSAN               4138 SARAH COURT           SAN JOSE           CA     95136      $223,867.75
  600119185     FERNANDO,CHESTER,CYNTHIA   304 BUSH STREET            SALINAS            CA     93907      $135,842.95
  600119186     PERCY,ERMA                 299 CASTRO STREET          SAN LEANDRO        CA     94577      $147,551.06
  600119187     CHEUNG,PHILLIP             34557 MELISSA TERRACE      FREMONT            CA     94555      $186,766.72
  600119188     PRIDE,JOHN                 1735 104TH AVENUE          OAKLAND            CA     94603      $103,883.85
  600119190     DEMARAIS,CHRISTIAN         50 BURKESHIRE COURT        CHICO              CA     95926       $72,751.15
  600119193     SOROUSHIAN/SORO,PARVIZ,MA  9611 HILLHAVEN AVENUE      LOS ANGELES        CA     91042      $125,312.44
  600119194     SOROUSHIAN/SORO,PARVIZ,MA  9609 HILLHAVEN AVENUE      LOS ANGELES        CA     91042      $118,819.57
  600119197     HEINZE/MENASCO,STEVEN/TON  725 DE GARMO STREET        SAN FERNANDO       CA     91340      $118,872.87
  600119198     DANAIE,MOHAMMAD            20711 CLARK STREET         LOS ANGELES        CA     91367      $119,830.07
  600119199     HASHEM,MANSOUR             11048 WAGNER STREET        CULVER CITY        CA     90230      $112,344.65
  600119200     MCLAUGHLIN,WILLIAM         21435 CAROL SUE LANE       SANTA CLARITA      CA     91350      $141,740.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119182     SWAIN/PELLETIER,PATRICIA,    7.875      .250    7.625     .0400     7.585     01/01/2028
  600119183     ALUIA,CHRISTINE              8.000      .250    7.750     .0400     7.710     12/01/2027
  600119184     MADERA,SUSAN                 8.625      .250    8.375     .0400     8.335     01/01/2028
  600119185     FERNANDO,CHESTER,CYNTHIA     8.750      .250    8.500     .0400     8.460     12/01/2027
  600119186     PERCY,ERMA                   8.000      .250    7.750     .0400     7.710     12/01/2027
  600119187     CHEUNG,PHILLIP               8.375      .250    8.125     .0400     8.085     12/01/2027
  600119188     PRIDE,JOHN                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119190     DEMARAIS,CHRISTIAN           8.000      .250    7.750     .0400     7.710     01/01/2028
  600119193     SOROUSHIAN/SORO,PARVIZ,MA    9.000      .250    8.750     .0400     8.710     12/01/2027
  600119194     SOROUSHIAN/SORO,PARVIZ,MA    9.000      .250    8.750     .0400     8.710     12/01/2027
  600119197     HEINZE/MENASCO,STEVEN/TON    9.125      .250    8.875     .0400     8.835     12/01/2027
  600119198     DANAIE,MOHAMMAD              7.750      .250    7.500     .0400     7.460     12/01/2027
  600119199     HASHEM,MANSOUR               7.875      .250    7.625     .0400     7.585     12/01/2027
  600119200     MCLAUGHLIN,WILLIAM           8.500      .250    8.250     .0400     8.210     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119182     SWAIN/PELLETIER,PATRICIA,  555641                     $1,537.15                  02/01/1998             360
  600119183     ALUIA,CHRISTINE            555642                     $1,379.48                  02/01/1998             360
  600119184     MADERA,SUSAN               555675                     $1,742.25                  02/01/1998             360
  600119185     FERNANDO,CHESTER,CYNTHIA   555677                     $1,069.91                  02/01/1998             360
  600119186     PERCY,ERMA                 555681                     $1,084.14                  02/01/1998             360
  600119187     CHEUNG,PHILLIP             555686                     $1,421.34                  02/01/1998             360
  600119188     PRIDE,JOHN                 555757                       $807.36                  02/01/1998             360
  600119190     DEMARAIS,CHRISTIAN         555854                       $534.18                  02/01/1998             360
  600119193     SOROUSHIAN/SORO,PARVIZ,MA  555950                     $1,009.40                  02/01/1998             360
  600119194     SOROUSHIAN/SORO,PARVIZ,MA  555951                       $957.10                  02/01/1998             360
  600119197     HEINZE/MENASCO,STEVEN/TON  555971                       $968.22                  02/01/1998             360
  600119198     DANAIE,MOHAMMAD            555975                       $859.69                  02/01/1998             360
  600119199     HASHEM,MANSOUR             555976                       $815.70                  02/01/1998             360
  600119200     MCLAUGHLIN,WILLIAM         555985                     $1,091.86                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119182     SWAIN/PELLETIER,PATRICIA,                                                                     $265,000.00    N
  600119183     ALUIA,CHRISTINE                                                                               $235,000.00    N
  600119184     MADERA,SUSAN                                                                                  $280,000.00    N
  600119185     FERNANDO,CHESTER,CYNTHIA                                                                      $170,000.00    N
  600119186     PERCY,ERMA                                                                                    $197,000.00    N
  600119187     CHEUNG,PHILLIP                                                                                $241,000.00    N
  600119188     PRIDE,JOHN                                                                                    $140,000.00    N
  600119190     DEMARAIS,CHRISTIAN                                                                             $91,000.00    N
  600119193     SOROUSHIAN/SORO,PARVIZ,MA                                                                     $193,000.00    N
  600119194     SOROUSHIAN/SORO,PARVIZ,MA                                                                     $183,000.00    N
  600119197     HEINZE/MENASCO,STEVEN/TON                                                                     $170,000.00    N
  600119198     DANAIE,MOHAMMAD                                                                               $160,000.00    N
  600119199     HASHEM,MANSOUR                                                                                $150,000.00    N
  600119200     MCLAUGHLIN,WILLIAM                                                                            $177,500.00    N


 (vlegal.ace v1.4)                                                 Page   60
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119202     ADAMS,FRANK                1825 & 1827 NORTH MARIPOS  LOS ANGELES        CA     90027      $175,202.64
  600119208     LITTLE,DENNIS,MARILENA     5851 RICH HILL WAY         YORBA LINDA        CA     92886      $155,336.38
  600119209     LU,KING                    17504 KENSINGTON CIRCLE    CERRITOS           CA     90703      $163,800.59
  600119210     TURK,TOVA                  2517 RALSTON LANE          REDONDO BEACH      CA     90278      $167,954.22
  600119211     VINCENT,CARMEN             9700 BOTHWELL ROAD         LOS ANGELES        CA     91324      $149,718.34
  600119214     HUETT,FORREST,CHERYL       255 PINTAIL WAY            CARSON CITY        NV     89704      $131,835.33
  600119216     BARTON,THOMAS,FRANCISC     4722 PIXIE AVENUE          LAKEWOOD           CA     90712      $134,722.92
  600119217     BERGMANN,EDITH             2700 LATHROP COURT         TUSTIN             CA     92782      $157,797.81
  600119218     ROSE,RICHARD               5141 GOODLAND AVENUE       LOS ANGELES        CA     91607      $164,799.37
  600119220     HARRINGTON,WILLIAM,MARIA   9632 TAVERNOR ROAD         WILTON AREA        CA     95693      $122,974.40
  600119222     SIMONOV,VLADIMIR,NADIA     8301 SE CLAY STREET        PORTLAND           OR     97216       $85,334.27
  600119223     NGUYEN,TIEN                14519 OLIVE STREET         BALDWIN PARK       CA     91706      $139,026.36
  600119224     BEREZOVSKY,YEFEEM          6151 ATOLL AVENUE          LOS ANGELES        CA     91401      $155,795.21
  600119226     WORLEY,STEVE,PATSY         641, 643 AND 645 SOUTH 2N  EL CAJON           CA     92019      $176,585.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119202     ADAMS,FRANK                  8.875      .250    8.625     .0400     8.585     11/01/2027
  600119208     LITTLE,DENNIS,MARILENA       8.875      .250    8.625     .0400     8.585     11/01/2027
  600119209     LU,KING                      8.500      .250    8.250     .0400     8.210     12/01/2027
  600119210     TURK,TOVA                    8.750      .250    8.500     .0400     8.460     12/01/2027
  600119211     VINCENT,CARMEN               8.375      .250    8.125     .0400     8.085     11/01/2027
  600119214     HUETT,FORREST,CHERYL         8.375      .250    8.125     .0400     8.085     12/01/2027
  600119216     BARTON,THOMAS,FRANCISC       8.125      .250    7.875     .0400     7.835     12/01/2027
  600119217     BERGMANN,EDITH               8.250      .250    8.000     .0400     7.960     12/01/2027
  600119218     ROSE,RICHARD                 8.500      .250    8.250     .0400     8.210     12/01/2027
  600119220     HARRINGTON,WILLIAM,MARIA     7.875      .250    7.625     .0400     7.585     12/01/2027
  600119222     SIMONOV,VLADIMIR,NADIA       7.875      .250    7.625     .0400     7.585     12/01/2027
  600119223     NGUYEN,TIEN                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600119224     BEREZOVSKY,YEFEEM            8.125      .250    7.875     .0400     7.835     12/01/2027
  600119226     WORLEY,STEVE,PATSY           8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119202     ADAMS,FRANK                555998                     $1,396.36        12        02/01/1998             360
  600119208     LITTLE,DENNIS,MARILENA     556033                     $1,238.02                  02/01/1998             360
  600119209     LU,KING                    556064                     $1,261.02                  02/01/1998             360
  600119210     TURK,TOVA                  556065                     $1,324.80                  02/01/1998             360
  600119211     VINCENT,CARMEN             556070                     $1,140.11                  02/01/1998             360
  600119214     HUETT,FORREST,CHERYL       556093                     $1,003.30                  02/01/1998             360
  600119216     BARTON,THOMAS,FRANCISC     556107                     $1,001.63                  02/01/1998             360
  600119217     BERGMANN,EDITH             556126                     $1,187.00                  02/01/1998             360
  600119218     ROSE,RICHARD               556133                     $1,268.71                  02/01/1998             360
  600119220     HARRINGTON,WILLIAM,MARIA   556149                       $897.27                  02/01/1998             360
  600119222     SIMONOV,VLADIMIR,NADIA     556151                       $663.44                  02/01/1998             360
  600119223     NGUYEN,TIEN                556159                     $1,058.02                  02/01/1998             360
  600119224     BEREZOVSKY,YEFEEM          556165                     $1,158.30                  02/01/1998             360
  600119226     WORLEY,STEVE,PATSY         556173                     $1,359.44                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119202     ADAMS,FRANK                                                                                   $195,000.00    N
  600119208     LITTLE,DENNIS,MARILENA                                                                        $194,500.00    N
  600119209     LU,KING                                                                                       $205,000.00    N
  600119210     TURK,TOVA                                                                                     $210,500.00    N
  600119211     VINCENT,CARMEN                                                                                $305,000.00    N
  600119214     HUETT,FORREST,CHERYL                                                                          $165,000.00    N
  600119216     BARTON,THOMAS,FRANCISC                                                                        $179,900.00    N
  600119217     BERGMANN,EDITH                                                                                $197,500.00    N
  600119218     ROSE,RICHARD                                                                                  $220,000.00    N
  600119220     HARRINGTON,WILLIAM,MARIA                                                                      $165,000.00    N
  600119222     SIMONOV,VLADIMIR,NADIA                                                                        $122,000.00    N
  600119223     NGUYEN,TIEN                                                                                   $174,000.00    N
  600119224     BEREZOVSKY,YEFEEM                                                                             $195,000.00    N
  600119226     WORLEY,STEVE,PATSY                                                                            $221,000.00    N


 (vlegal.ace v1.4)                                                 Page   61
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119227     FARNSWORTH,STEVEN,BEVERLY  20015 SW TILLAMOOK COURT   TUALATIN           OR     97062      $164,804.48
  600119228     ROSAASEN,THOMAS,BARBARA    826 LAKEVIEW BOULEVARD     MAMMOTH LAKES      CA     93546       $97,078.75
  600119229     HODGE,LACENA               +7639 LA PORTE AVENUE      HAYWARD            CA     94545      $111,364.42
  600119230     SARKISYAN,GRIGOR           11110 DULCET AVENUE        LOS ANGELES        CA     91326      $222,924.81
  600119231     MANSOURI,SHAHNAZ           18100 BURBANK BOULEVARD    LOS ANGELES        CA     91356      $129,429.87
  600119232     SMALLIS,SHAMARIA/JOHN,H    1132 NORTH CURRIER AVENUE  SIMI VALLEY        CA     93065      $185,362.49
  600119233     BARAJAS,EVANGELINA         6319 AND 6319 1/2 BENSON   HUNTINGTON PARK    CA     90255      $197,371.79
  600119234     STYLES,RICHARD             1221 NORTH SYCAMORE AVENU  LOS ANGELES        CA     90038       $73,757.88
  600119235     NORFLEET,LEON              16826 & 16826 1/2 SO. BER  GARDENA            CA     90247      $139,842.46
  600119236     ZHANG,RUO                  18402 MARIMBA STREET       ROWLAND HEIGHTS    CA     91748      $108,687.43
  600119238     WIEBE,JOHANNA              1765 KAWEAH DRIVE          PASADENA           CA     91105      $149,586.28
  600119239     CUADROS,MANUEL             7734 ATOLL AVENUE          LOS ANGELES        CA     91605      $122,954.00
  600119240     LYNCH,KENNETH              13632 EDWARDS STREET       WESTMINSTER        CA     92683      $115,862.53
  600119241     BISH,RONALD,LAURA          700 EAST TUMBLEWEED LANE   TAYLOR             AZ     85939       $68,612.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119227     FARNSWORTH,STEVEN,BEVERLY    8.625      .250    8.375     .0400     8.335     12/01/2027
  600119228     ROSAASEN,THOMAS,BARBARA      8.375      .250    8.125     .0400     8.085     12/01/2027
  600119229     HODGE,LACENA                 8.500      .250    8.250     .0400     8.210     12/01/2027
  600119230     SARKISYAN,GRIGOR             8.500      .250    8.250     .0400     8.210     12/01/2027
  600119231     MANSOURI,SHAHNAZ             8.125      .250    7.875     .0400     7.835     12/01/2027
  600119232     SMALLIS,SHAMARIA/JOHN,H      8.250      .250    8.000     .0400     7.960     12/01/2027
  600119233     BARAJAS,EVANGELINA           8.750      .250    8.500     .0400     8.460     12/01/2027
  600119234     STYLES,RICHARD               8.375      .250    8.125     .0400     8.085     12/01/2027
  600119235     NORFLEET,LEON                8.875      .250    8.625     .0400     8.585     12/01/2027
  600119236     ZHANG,RUO                    8.750      .250    8.500     .0400     8.460     01/01/2028
  600119238     WIEBE,JOHANNA                7.750      .250    7.500     .0400     7.460     12/01/2027
  600119239     CUADROS,MANUEL               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119240     LYNCH,KENNETH                8.625      .250    8.375     .0400     8.335     12/01/2027
  600119241     BISH,RONALD,LAURA            8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119227     FARNSWORTH,STEVEN,BEVERLY  556181                     $1,283.35                  02/01/1998             360
  600119228     ROSAASEN,THOMAS,BARBARA    556194                       $738.79                  02/01/1998             360
  600119229     HODGE,LACENA               556197                       $857.34                  02/01/1998             360
  600119230     SARKISYAN,GRIGOR           556203                     $1,716.21                  02/01/1998             360
  600119231     MANSOURI,SHAHNAZ           556205                       $962.28                  02/01/1998             360
  600119232     SMALLIS,SHAMARIA/JOHN,H    556212                     $1,394.35                  02/01/1998             360
  600119233     BARAJAS,EVANGELINA         556216                     $1,554.52        12        02/01/1998             360
  600119234     STYLES,RICHARD             556217                       $561.31                  02/01/1998             360
  600119235     NORFLEET,LEON              556220                     $1,113.90                  02/01/1998             360
  600119236     ZHANG,RUO                  556227                       $855.54                  02/01/1998             360
  600119238     WIEBE,JOHANNA              556252                     $1,074.62                  02/01/1998             360
  600119239     CUADROS,MANUEL             556253                       $958.24                  02/01/1998             360
  600119240     LYNCH,KENNETH              556258                       $902.24                  02/01/1998             360
  600119241     BISH,RONALD,LAURA          556260                       $516.12                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119227     FARNSWORTH,STEVEN,BEVERLY                                                                     $227,000.00    N
  600119228     ROSAASEN,THOMAS,BARBARA                                                                       $121,500.00    N
  600119229     HODGE,LACENA                                                                                  $160,000.00    N
  600119230     SARKISYAN,GRIGOR                                                                              $279,000.00    N
  600119231     MANSOURI,SHAHNAZ                                                                              $162,000.00    N
  600119232     SMALLIS,SHAMARIA/JOHN,H                                                                       $232,000.00    N
  600119233     BARAJAS,EVANGELINA                                                                            $208,000.00    N
  600119234     STYLES,RICHARD                                                                                $105,500.00    N
  600119235     NORFLEET,LEON                                                                                 $175,000.00    N
  600119236     ZHANG,RUO                                                                                     $145,000.00    N
  600119238     WIEBE,JOHANNA                                                                                 $360,000.00    N
  600119239     CUADROS,MANUEL                                                                                $154,000.00    N
  600119240     LYNCH,KENNETH                                                                                 $145,000.00    N
  600119241     BISH,RONALD,LAURA                                                                             $114,500.00    N


 (vlegal.ace v1.4)                                                 Page   62
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119243     AMADOR,ROSIE               3826-3828 BEYER BOULEVARD  SAN DIEGO          CA     92173       $49,940.76
  600119245     ALKEINE,SALPHI             3204 CRISTOBAL WAY         LAS VEGAS          NV     89117       $99,887.47
  600119246     REPHUN,HERSHEL,BATYA       5435 FULTON AVENUE         LOS ANGELES        CA     91401      $171,796.17
  600119247     PARKER,DELORES             14032 SOUTH NORTHWOOD AVE  COMPTON AREA       CA     90222       $29,963.53
  600119248     WORLEY,STEVE,PATSY         9126-28 LAMAR STREET       SPRING VALLEY      CA     91977       $59,932.47
  600119249     REGA,JEFF                  1314 NORTH GENESEE AVENUE  LOS ANGELES        CA     90046      $214,039.44
  600119250     BRADLEY,THOMAS             1124 EAST LAS TUNAS DRIVE  SAN GABRIEL        CA     91776       $87,646.01
  600119251     KOLTUNCZYK,MARIANNA        10562 OAK GLEN AVENUE      MONTCLAIR          CA     91763       $71,165.56
  600119252     NGUYEN,TUYET,TAM           14523 OLIVE STREET         BALDWIN PARK       CA     91706      $139,017.26
  600119254     O'SULLIVAN,BARBARA         1351 NORTH CRESCENT HEIGH  WEST HOLLYWOOD     CA     90046       $86,130.91
  600119256     ALVAREZ,MATT,HELEN         350 MCHENRY                PARK CITY          UT     84060      $199,865.80
  600119257     SOLEIMANZADEH,MANSOUR,MIN  30826 OAKRIM ROAD          WESTLAKE VILLAG    CA     91362      $187,746.86
  600119258     WEBER,FLOYD,SHELLIE        72 PASQUAL AVENUE          VENTURA            CA     93004      $128,435.43
  600119260     BACON,DARRYL,APRIL         18920 CABRAL STREET        SANTA CLARITA      CA     91351      $124,328.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119243     AMADOR,ROSIE                 8.625      .250    8.375     .0400     8.335     12/01/2027
  600119245     ALKEINE,SALPHI               8.875      .250    8.625     .0400     8.585     12/01/2027
  600119246     REPHUN,HERSHEL,BATYA         8.625      .250    8.375     .0400     8.335     12/01/2027
  600119247     PARKER,DELORES               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119248     WORLEY,STEVE,PATSY           8.875      .250    8.625     .0400     8.585     12/01/2027
  600119249     REGA,JEFF                    8.500      .250    8.250     .0400     8.210     12/01/2027
  600119250     BRADLEY,THOMAS               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119251     KOLTUNCZYK,MARIANNA          8.625      .250    8.375     .0400     8.335     12/01/2027
  600119252     NGUYEN,TUYET,TAM             8.125      .250    7.875     .0400     7.835     12/01/2027
  600119254     O'SULLIVAN,BARBARA           7.875      .250    7.625     .0400     7.585     12/01/2027
  600119256     ALVAREZ,MATT,HELEN           8.000      .250    7.750     .0400     7.710     01/01/2028
  600119257     SOLEIMANZADEH,MANSOUR,MIN    8.000      .250    7.750     .0400     7.710     12/01/2027
  600119258     WEBER,FLOYD,SHELLIE          8.250      .250    8.000     .0400     7.960     12/01/2027
  600119260     BACON,DARRYL,APRIL           7.875      .250    7.625     .0400     7.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119243     AMADOR,ROSIE               556276                       $388.89                  02/01/1998             360
  600119245     ALKEINE,SALPHI             556295                       $795.64                  02/01/1998             360
  600119246     REPHUN,HERSHEL,BATYA       556306                     $1,337.80                  02/01/1998             360
  600119247     PARKER,DELORES             556312                       $230.67                  02/01/1998             360
  600119248     WORLEY,STEVE,PATSY         556329                       $477.39                  02/01/1998             360
  600119249     REGA,JEFF                  556336                     $1,647.78                  02/01/1998             360
  600119250     BRADLEY,THOMAS             556364                       $682.51                  02/01/1998             360
  600119251     KOLTUNCZYK,MARIANNA        556366                       $554.18                  02/01/1998             360
  600119252     NGUYEN,TUYET,TAM           556377                     $1,033.56                  02/01/1998             360
  600119254     O'SULLIVAN,BARBARA         556395                       $625.37                  02/01/1998             360
  600119256     ALVAREZ,MATT,HELEN         556425                     $1,467.53                  02/01/1998             360
  600119257     SOLEIMANZADEH,MANSOUR,MIN  556427                     $1,379.48                  02/01/1998             360
  600119258     WEBER,FLOYD,SHELLIE        556431                       $966.13                  02/01/1998             360
  600119260     BACON,DARRYL,APRIL         556456                       $902.71                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119243     AMADOR,ROSIE                                                                                  $115,000.00    N
  600119245     ALKEINE,SALPHI                                                                                $126,000.00    N
  600119246     REPHUN,HERSHEL,BATYA                                                                          $215,000.00    N
  600119247     PARKER,DELORES                                                                                $122,000.00    N
  600119248     WORLEY,STEVE,PATSY                                                                             $80,000.00    N
  600119249     REGA,JEFF                                                                                     $267,900.00    N
  600119250     BRADLEY,THOMAS                                                                                $117,000.00    N
  600119251     KOLTUNCZYK,MARIANNA                                                                            $95,000.00    N
  600119252     NGUYEN,TUYET,TAM                                                                              $174,000.00    N
  600119254     O'SULLIVAN,BARBARA                                                                            $115,000.00    N
  600119256     ALVAREZ,MATT,HELEN                                                                            $395,000.00    N
  600119257     SOLEIMANZADEH,MANSOUR,MIN                                                                     $235,000.00    N
  600119258     WEBER,FLOYD,SHELLIE                                                                           $185,000.00    N
  600119260     BACON,DARRYL,APRIL                                                                            $166,000.00    N


 (vlegal.ace v1.4)                                                 Page   63
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119261     BYKOU/ELBAUM,VALERY,IRINA  5441 YARMOUTH AVENUE       ENCINO             CA     91316       $99,865.37
  600119262     SHIVELY,DAVID,DIANA        17520 HIGH GUN DRIVE       TEHACHAPI          CA     93561       $75,902.75
  600119264     TANG,CHEUK                 24337 GAZEBO COURT         DIAMOND BAR        CA     91765      $142,626.37
  600119266     BOWE,LINDA                 43621 TRANQUILITY COURT    LANCASTER          CA     93535       $29,401.77
  600119267     HAYES,CALVIN               7912 BLACKBURN AVENUE      LOS ANGELES        CA     90048      $159,810.40
  600119268     THOMPSON,IVER,CYNTHIA      9114 SANTINA STREET        CHATSWORTH AREA    CA     91311      $102,278.65
  600119269     BONNER,COLLEEN             20152 SAN GABRIEL VALLEY   WALNUT             CA     91789      $163,800.59
  600119270     DURAN,ARMAND,DEBRA         6143 WISTERIA STREET       SIMI VALLEY ARE    CA     93063      $164,289.63
  600119271     FORTIER,SCOTT              11300 ZELZAH AVENUE        LOS ANGELES        CA     91344      $206,735.11
  600119273     LOVE,JAMES                 10238 GREEN STREET         TEMPLE CITY        CA     91780      $172,589.90
  600119274     MEYER,ROY                  126 PROSPECT AVENUE        LONG BEACH         CA     90803      $199,744.06
  600119276     LAM,DAVID,CLAUDIA          106 EAST LINDA VISTA AVEN  ALHAMBRA           CA     91801      $159,895.33
  600119277     CONNOLLY,MAXINE            1018 EAST CAPERTON STREET  LANCASTER          CA     93535       $67,462.16
  600119278     GOMEZ,PABLO,TEODORA        11236 SARAGOSA STREET      WHITTIER AREA      CA     90606       $92,082.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119261     BYKOU/ELBAUM,VALERY,IRINA    8.000      .250    7.750     .0400     7.710     12/01/2027
  600119262     SHIVELY,DAVID,DIANA          8.250      .250    8.000     .0400     7.960     12/01/2027
  600119264     TANG,CHEUK                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119266     BOWE,LINDA                   9.000      .250    8.750     .0400     8.710     12/01/2027
  600119267     HAYES,CALVIN                 8.625      .250    8.375     .0400     8.335     12/01/2027
  600119268     THOMPSON,IVER,CYNTHIA        8.625      .250    8.375     .0400     8.335     12/01/2027
  600119269     BONNER,COLLEEN               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119270     DURAN,ARMAND,DEBRA           8.000      .250    7.750     .0400     7.710     01/01/2028
  600119271     FORTIER,SCOTT                8.250      .250    8.000     .0400     7.960     12/01/2027
  600119273     LOVE,JAMES                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119274     MEYER,ROY                    8.250      .250    8.000     .0400     7.960     12/01/2027
  600119276     LAM,DAVID,CLAUDIA            8.125      .250    7.875     .0400     7.835     01/01/2028
  600119277     CONNOLLY,MAXINE              8.875      .250    8.625     .0400     8.585     01/01/2028
  600119278     GOMEZ,PABLO,TEODORA          8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119261     BYKOU/ELBAUM,VALERY,IRINA  556468                       $733.76                  02/01/1998             360
  600119262     SHIVELY,DAVID,DIANA        556470                       $570.96                  02/01/1998             360
  600119264     TANG,CHEUK                 556487                     $1,098.01                  02/01/1998             360
  600119266     BOWE,LINDA                 556522                       $273.57                  02/01/1998             360
  600119267     HAYES,CALVIN               556542                     $1,244.46                  02/01/1998             360
  600119268     THOMPSON,IVER,CYNTHIA      556548                       $796.46                  02/01/1998             360
  600119269     BONNER,COLLEEN             556555                     $1,261.02                  02/01/1998             360
  600119270     DURAN,ARMAND,DEBRA         556564                     $1,207.04                  02/01/1998             360
  600119271     FORTIER,SCOTT              556569                     $1,555.12                  02/01/1998             360
  600119273     LOVE,JAMES                 556584                     $1,328.68                  02/01/1998             360
  600119274     MEYER,ROY                  556592                     $1,502.53                  02/01/1998             360
  600119276     LAM,DAVID,CLAUDIA          556629                     $1,188.00                  02/01/1998             360
  600119277     CONNOLLY,MAXINE            556672                       $537.06         2        02/01/1998             360
  600119278     GOMEZ,PABLO,TEODORA        556691                       $692.67                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119261     BYKOU/ELBAUM,VALERY,IRINA                                                                     $125,000.00    N
  600119262     SHIVELY,DAVID,DIANA                                                                           $105,000.00    N
  600119264     TANG,CHEUK                                                                                    $190,500.00    N
  600119266     BOWE,LINDA                                                                                     $68,900.00    N
  600119267     HAYES,CALVIN                                                                                  $200,000.00    N
  600119268     THOMPSON,IVER,CYNTHIA                                                                         $128,000.00    N
  600119269     BONNER,COLLEEN                                                                                $205,000.00    N
  600119270     DURAN,ARMAND,DEBRA                                                                            $235,000.00    N
  600119271     FORTIER,SCOTT                                                                                 $276,100.00    N
  600119273     LOVE,JAMES                                                                                    $216,000.00    N
  600119274     MEYER,ROY                                                                                     $250,000.00    N
  600119276     LAM,DAVID,CLAUDIA                                                                             $200,000.00    N
  600119277     CONNOLLY,MAXINE                                                                                $75,000.00    N
  600119278     GOMEZ,PABLO,TEODORA                                                                           $167,000.00    N


 (vlegal.ace v1.4)                                                 Page   64
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119279     MEDINA,LEOPOLD,JUANITA     1830 PRITCHARD WAY         LOS ANGELES        CA     91745      $102,940.74
  600119280     REYNOLDS,HENRY             737 BROOKS AVENUE          LOS ANGELES        CA     90291       $74,953.39
  600119281     GOODMAN,THEODORE           2920 NEILSON WAY           SANTA MONICA       CA     90405      $191,778.27
  600119283     HORVET,BRUCE,MARIA         6460 BOBBYBOYAR AVENUE     LOS ANGELES        CA     91307      $143,910.50
  600119284     KOK/YOUNG,LIN/MEI          13235 CANTRECE LANE        CERRITOS           CA     90703       $99,861.91
  600119286     RADWINE,SAMUEL             1310 EAST OCEAN BOULEVARD  LONG BEACH         CA     90802      $141,432.20
  600119287     LUCAS,MOYES,JAN            912 MOUNT WASHINGTON DRIV  LOS ANGELES        CA     90065      $157,899.25
  600119288     GOMEZ,MAYRA Z.             529 & 531 WEST PALM STREE  COMPTON            CA     90220      $114,922.84
  600119289     HELMANDI,HAMID             1106 CATLIN COURT          SIMI VALLEY        CA     93065      $120,257.32
  600119291     SALAZAR,ABEL               16206 GRAND AVENUE         BELLFLOWER         CA     90706      $147,815.37
  600119292     VASHDEV,RAJESH             3006 JOHNSTON AVENUE       REDONDO BEACH      CA     90273      $163,908.06
  600119293     CALIFANO,ERNEST M.         21 WINETKA LANE            WEST MILFORD       NJ     07480       $93,938.91
  600119294     HOLLAR,DEBORAH             3175 RANKE COURT           GROVE CITY         OH     43123      $108,030.43
  600119295     HELSETH,GLENN, DEBORAH     2700 HOLLY RIDGE LANE      WILLIAMSBURG       VA     23185       $59,874.12


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119279     MEDINA,LEOPOLD,JUANITA       8.750      .250    8.500     .0400     8.460     01/01/2028
  600119280     REYNOLDS,HENRY               8.375      .250    8.125     .0400     8.085     01/01/2028
  600119281     GOODMAN,THEODORE             8.750      .250    8.500     .0400     8.460     12/01/2027
  600119283     HORVET,BRUCE,MARIA           8.375      .250    8.125     .0400     8.085     01/01/2028
  600119284     KOK/YOUNG,LIN/MEI            7.875      .250    7.625     .0400     7.585     12/01/2027
  600119286     RADWINE,SAMUEL               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119287     LUCAS,MOYES,JAN              8.250      .250    8.000     .0400     7.960     01/01/2028
  600119288     GOMEZ,MAYRA Z.               8.000      .250    7.750     .0400     7.710     01/01/2028
  600119289     HELMANDI,HAMID               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119291     SALAZAR,ABEL                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600119292     VASHDEV,RAJESH               8.875      .250    8.625     .0400     8.585     01/01/2028
  600119293     CALIFANO,ERNEST M.           8.875      .250    8.625     .0400     8.585     11/01/2027
  600119294     HOLLAR,DEBORAH               9.250      .250    9.000     .0400     8.960     11/01/2027
  600119295     HELSETH,GLENN, DEBORAH       9.250      .250    9.000     .0400     8.960     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119279     MEDINA,LEOPOLD,JUANITA     556704                       $810.30        12        02/01/1998             360
  600119280     REYNOLDS,HENRY             556723                       $570.05                  02/01/1998             360
  600119281     GOODMAN,THEODORE           556732                     $1,510.46                  02/01/1998             360
  600119283     HORVET,BRUCE,MARIA         556738                     $1,094.50                  02/01/1998             360
  600119284     KOK/YOUNG,LIN/MEI          556772                       $725.07                  02/01/1998             360
  600119286     RADWINE,SAMUEL             556804                     $1,101.35                  02/01/1998             360
  600119287     LUCAS,MOYES,JAN            556829                     $1,187.00                  02/01/1998             360
  600119288     GOMEZ,MAYRA Z.             556832                       $843.83                  02/01/1998             360
  600119289     HELMANDI,HAMID             556835                       $936.46                  02/01/1998             360
  600119291     SALAZAR,ABEL               556848                     $1,124.91                  02/01/1998             360
  600119292     VASHDEV,RAJESH             556873                     $1,304.86                  02/01/1998             360
  600119293     CALIFANO,ERNEST M.         556906                       $749.50                  02/01/1998             360
  600119294     HOLLAR,DEBORAH             556907                       $890.13                  02/01/1998             360
  600119295     HELSETH,GLENN, DEBORAH     556908                       $493.61                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119279     MEDINA,LEOPOLD,JUANITA                                                                        $117,000.00    N
  600119280     REYNOLDS,HENRY                                                                                $165,000.00    N
  600119281     GOODMAN,THEODORE                                                                              $240,000.00    N
  600119283     HORVET,BRUCE,MARIA                                                                            $180,000.00    N
  600119284     KOK/YOUNG,LIN/MEI                                                                             $200,000.00    N
  600119286     RADWINE,SAMUEL                                                                                $177,000.00    N
  600119287     LUCAS,MOYES,JAN                                                                               $197,500.00    N
  600119288     GOMEZ,MAYRA Z.                                                                                $145,000.00    N
  600119289     HELMANDI,HAMID                                                                                $172,000.00    N
  600119291     SALAZAR,ABEL                                                                                  $185,000.00    N
  600119292     VASHDEV,RAJESH                                                                                $205,000.00    N
  600119293     CALIFANO,ERNEST M.                                                                            $119,000.00    N
  600119294     HOLLAR,DEBORAH                                                                                $144,276.00    N
  600119295     HELSETH,GLENN, DEBORAH                                                                         $75,000.00    N


 (vlegal.ace v1.4)                                                 Page   65
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119297     SKINNER,THEODORE M.        127 RIDGE WAY LANE         CLAYTON            NC     27520       $74,582.91
  600119298     LEWIS,ULYESSES             111-42 145TH STREET        JAMAICA            NY     11435       $59,895.68
  600119299     JONAS,FRANK, MARJORIE      1469 MACOPIN ROAD          WESTMILFORD TOW    NJ     07480      $214,055.10
  600119301     TURNER,ALASTAIR J.         119 EAST MONTGOMERY AVENU  LOWERMERION TOW    PA     19003      $150,251.51
  600119303     DAHL,UNNI                  1281 EAST COUNTY LINE RD   LAKEWOOD           NJ     08701       $89,448.19
  600119304     VIGLIOTTI,LEONARD          5018 HAYES STREET          HOLLYWOOD          FL     33021      $142,957.38
  600119305     LAWRENCE,ESTHER            3316 CELEBRATION LANE      MARGATE            FL     33063       $68,982.93
  600119308     WRIGHT,KEITH,DARRELENE     25203 TERRENO DRIVE        MISSION VIEJO      CA     92691      $191,639.48
  600119310     HENRAUX,JEAN LOUIS,ELLE    12133 LAUREL TERRACE DRIV  LOS ANGELES (ST    CA     91604      $219,725.56
  600119311     ECHAURI,DAMIAN,NADIA       660 W PARK DRIVE #203      MIAMI              FL     33172       $44,949.36
  600119316     DONFRIO,THOMAS/RONNIE      14523 CAHITA AVENUE        COMPTON            CA     90220       $56,188.32
  600119317     EASTERLY,DONALD, SALLY     14413 VOLTAIRE DRIVE       PINE MOUNTAIN C    CA     93222       $71,161.13
  600119318     HILTON,EDWARD, MARIA       2541 HOLLY VALLEY DRIVE    VISTA              CA     92084      $148,971.20
  600119319     BARRUS/FLANNERY,CRAIG/KEV  542 SOUTH 450 EAST STREET  CLEARFIELD         UT     84015       $96,981.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119297     SKINNER,THEODORE M.          9.250      .250    9.000     .0400     8.960     11/01/2027
  600119298     LEWIS,ULYESSES               8.750      .250    8.500     .0400     8.460     11/01/2027
  600119299     JONAS,FRANK, MARJORIE        9.125      .250    8.875     .0400     8.835     11/01/2027
  600119301     TURNER,ALASTAIR J.           9.000      .250    8.750     .0400     8.710     11/01/2027
  600119303     DAHL,UNNI                    8.875      .250    8.625     .0400     8.585     11/01/2027
  600119304     VIGLIOTTI,LEONARD            8.875      .250    8.625     .0400     8.585     11/01/2027
  600119305     LAWRENCE,ESTHER              8.875      .250    8.625     .0400     8.585     11/01/2027
  600119308     WRIGHT,KEITH,DARRELENE       8.375      .250    8.125     .0400     8.085     11/01/2027
  600119310     HENRAUX,JEAN LOUIS,ELLE      8.375      .250    8.125     .0400     8.085     12/01/2027
  600119311     ECHAURI,DAMIAN,NADIA         8.875      .250    8.625     .0400     8.585     12/01/2027
  600119316     DONFRIO,THOMAS/RONNIE        9.000      .250    8.750     .0400     8.710     12/01/2027
  600119317     EASTERLY,DONALD, SALLY       8.375      .250    8.125     .0400     8.085     12/01/2027
  600119318     HILTON,EDWARD, MARIA         7.625      .250    7.375     .0400     7.335     11/01/2027
  600119319     BARRUS/FLANNERY,CRAIG/KEV    8.750      .250    8.500     .0400     8.460     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119297     SKINNER,THEODORE M.        556910                       $614.54                  02/01/1998             360
  600119298     LEWIS,ULYESSES             556911                       $472.02                  02/01/1998             360
  600119299     JONAS,FRANK, MARJORIE      556913                     $1,744.43                  02/01/1998             360
  600119301     TURNER,ALASTAIR J.         556919                     $1,210.96                  02/01/1998             360
  600119303     DAHL,UNNI                  556921                       $712.90                  02/01/1998             360
  600119304     VIGLIOTTI,LEONARD          556923                     $1,139.36                  02/01/1998             360
  600119305     LAWRENCE,ESTHER            556924                       $549.79                  02/01/1998             360
  600119308     WRIGHT,KEITH,DARRELENE     556954                     $1,459.34                  02/01/1998             360
  600119310     HENRAUX,JEAN LOUIS,ELLE    556966                     $1,672.16                  02/01/1998             360
  600119311     ECHAURI,DAMIAN,NADIA       556968                       $358.04                  02/01/1998             360
  600119316     DONFRIO,THOMAS/RONNIE      557018                       $452.60                  02/01/1998             360
  600119317     EASTERLY,DONALD, SALLY     557052                       $541.55                  02/01/1998             360
  600119318     HILTON,EDWARD, MARIA       557053                     $1,058.86                  02/01/1998             360
  600119319     BARRUS/FLANNERY,CRAIG/KEV  557060                       $764.28        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119297     SKINNER,THEODORE M.                                                                            $93,400.00    N
  600119298     LEWIS,ULYESSES                                                                                 $75,000.00    N
  600119299     JONAS,FRANK, MARJORIE                                                                         $268,000.00    N
  600119301     TURNER,ALASTAIR J.                                                                            $215,000.00    N
  600119303     DAHL,UNNI                                                                                     $112,000.00    N
  600119304     VIGLIOTTI,LEONARD                                                                             $179,000.00    N
  600119305     LAWRENCE,ESTHER                                                                                $86,415.00    N
  600119308     WRIGHT,KEITH,DARRELENE                                                                        $240,000.00    N
  600119310     HENRAUX,JEAN LOUIS,ELLE                                                                       $335,000.00    N
  600119311     ECHAURI,DAMIAN,NADIA                                                                           $66,000.00    N
  600119316     DONFRIO,THOMAS/RONNIE                                                                          $75,000.00    N
  600119317     EASTERLY,DONALD, SALLY                                                                         $95,000.00    N
  600119318     HILTON,EDWARD, MARIA                                                                          $187,000.00    N
  600119319     BARRUS/FLANNERY,CRAIG/KEV                                                                     $107,950.00    N


 (vlegal.ace v1.4)                                                 Page   66
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119320     MITCHELL,THEODORE C        3375 MIDAS AVENUE          ROCKLIN            CA     95677       $90,774.80
  600119321     JOYCE,PAUL L.              62 MAGNOLIA AVENUE         GLOUCESTER         MA     01930      $149,812.88
  600119322     FLOREZ,MAXIMILIANO,EMM     10521 SW 142 CT            MIAMI              FL     33186      $101,123.70
  600119323     GRAHAM,GORDON, DOREEN      768 SAN ANTONIO            CHICO              CA     95973       $87,196.53
  600119324     MASON,EARL, SHIRLEY        6435 EVEREST WAY           SACRAMENTO         CA     95842       $83,853.05
  600119325     SAENZ,JOHN P               6201 CERULEAN AVENUE       GARDEN GROVE       CA     92845      $191,699.54
  600119326     SNYDER,PAUL, SHIRLEY       32081 VIA BUENA            SAN JUAN CAPIST    CA     92675      $175,756.97
  600119327     BAUTISTA-MEJIA,,JESUS, CA  524 EAST 35TH STREET       LOS ANGELES        CA     90011       $63,926.09
  600119328     VIGIL,PHILLIP, VALERI      414 SNELL STREET           SONORA             CA     95370       $87,347.93
  600119329     NGUYEN,HANNAH PHUONG       12651 BOLIVAR PLACE        GARDEN GROVE       CA     92843      $122,842.60
  600119330     SAMEH,MANOSHAK             1200 VALLEY VIEW RD        GLENDALE           CA     91202      $106,804.16
  600119332     ROBERTO,UMBERTO, ROSEMA    9 WOODLANE ROAD            LAWRENCE TOWNSH    NJ     08648      $119,791.37
  600119334     ALLEN,DOUGLAS S.           5840 SAN JUAN AVENUE       CITRUS HEIGHTS     CA     95610       $58,412.99
  600119335     CARROLL,LOREN              3001 SOUTH PACIFIC AVENUE  SANTA ANA          CA     92704       $93,300.73


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119320     MITCHELL,THEODORE C          8.250      .250    8.000     .0400     7.960     11/01/2027
  600119321     JOYCE,PAUL L.                8.375      .250    8.125     .0400     8.085     12/01/2027
  600119322     FLOREZ,MAXIMILIANO,EMM       8.375      .250    8.125     .0400     8.085     12/01/2027
  600119323     GRAHAM,GORDON, DOREEN        8.625      .250    8.375     .0400     8.335     12/01/2027
  600119324     MASON,EARL, SHIRLEY          8.750      .250    8.500     .0400     8.460     12/01/2027
  600119325     SAENZ,JOHN P                 7.250      .250    7.000     .0400     6.960     12/01/2027
  600119326     SNYDER,PAUL, SHIRLEY         7.875      .250    7.625     .0400     7.585     12/01/2027
  600119327     BAUTISTA-MEJIA,,JESUS, CA    8.750      .250    8.500     .0400     8.460     12/01/2027
  600119328     VIGIL,PHILLIP, VALERI        8.751      .250    8.501     .0400     8.461     11/01/2027
  600119329     NGUYEN,HANNAH PHUONG         8.250      .250    8.000     .0400     7.960     12/01/2027
  600119330     SAMEH,MANOSHAK               8.500      .250    8.250     .0400     8.210     11/01/2027
  600119332     ROBERTO,UMBERTO, ROSEMA      8.750      .250    8.500     .0400     8.460     11/01/2027
  600119334     ALLEN,DOUGLAS S.             9.500      .250    9.250     .0400     9.210     11/01/2027
  600119335     CARROLL,LOREN                7.750      .250    7.500     .0400     7.460     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119320     MITCHELL,THEODORE C        557082                       $683.28         2        02/01/1998             360
  600119321     JOYCE,PAUL L.              557086                     $1,140.11                  02/01/1998             360
  600119322     FLOREZ,MAXIMILIANO,EMM     557103                       $769.57                  02/01/1998             360
  600119323     GRAHAM,GORDON, DOREEN      557112                       $679.01                  02/01/1998             360
  600119324     MASON,EARL, SHIRLEY        557131                       $660.43                  02/01/1998             360
  600119325     SAENZ,JOHN P               557144                     $1,309.78                  02/01/1998             360
  600119326     SNYDER,PAUL, SHIRLEY       557164                     $1,276.12                  02/01/1998             360
  600119327     BAUTISTA-MEJIA,,JESUS, CA  557174                       $503.49                  02/01/1998             360
  600119328     VIGIL,PHILLIP, VALERI      557219                       $688.39                  02/01/1998             360
  600119329     NGUYEN,HANNAH PHUONG       557269                       $924.06                  02/01/1998             360
  600119330     SAMEH,MANOSHAK             557281                       $822.74                  02/01/1998             360
  600119332     ROBERTO,UMBERTO, ROSEMA    557286                       $944.04                  02/01/1998             360
  600119334     ALLEN,DOUGLAS S.           557332                       $491.90         1        02/01/1998             360
  600119335     CARROLL,LOREN              557650                       $669.85                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119320     MITCHELL,THEODORE C                                                                           $107,000.00    N
  600119321     JOYCE,PAUL L.                                                                                 $200,000.00    N
  600119322     FLOREZ,MAXIMILIANO,EMM                                                                        $135,000.00    N
  600119323     GRAHAM,GORDON, DOREEN                                                                         $109,200.00    N
  600119324     MASON,EARL, SHIRLEY                                                                           $105,000.00    N
  600119325     SAENZ,JOHN P                                                                                  $240,000.00    N
  600119326     SNYDER,PAUL, SHIRLEY                                                                          $220,000.00    N
  600119327     BAUTISTA-MEJIA,,JESUS, CA                                                                      $80,000.00    N
  600119328     VIGIL,PHILLIP, VALERI                                                                         $113,500.00    N
  600119329     NGUYEN,HANNAH PHUONG                                                                          $157,000.00    N
  600119330     SAMEH,MANOSHAK                                                                                $133,750.00    N
  600119332     ROBERTO,UMBERTO, ROSEMA                                                                       $282,000.00    N
  600119334     ALLEN,DOUGLAS S.                                                                               $65,000.00    N
  600119335     CARROLL,LOREN                                                                                 $242,000.00    N


 (vlegal.ace v1.4)                                                 Page   67
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119336     CHANEY,STEVEN              898 CEDAR AVENUE           SUNNYVALE          CA     94086      $167,676.39
  600119337     AGUILERA,ANA               2324 CHARITON STREET       LOS ANGELES        CA     90034      $203,616.94
  600119339     WIEMERSLAGE,SCOTT          161 S.E. 9TH COURT         POMPANO            FL     33060      $135,763.58
  600119340     HALL,WESLEY,LOUISE         2800 WEST 12TH STREET ROA  GREELEY            CO     80631       $88,680.44
  600119341     KUBIS,PAUL,JANE            11282 N.W. 20TH DRIVE      CORAL SPRINGS      FL     33071      $195,767.73
  600119343     BOVE,JOHANNA               790 NORTH GRAND MESA DRIV  CEDAREDGE          CO     81413      $113,450.87
  600119344     SOTO,ANDRES                12660 HEADWATER CIRCLE     WEST PALM BEACH    FL     33414      $151,655.35
  600119345     RAVELO,MERCEDES            3315-3317 SW 23 TERRACE    MIAMI              FL     33145      $113,042.21
  600119347     ACHDJIAN,KEVORK,MARY       321 E. STOCKER ST. #102    GLENDALE           CA     91207       $67,906.09
  600119348     BUCHERIE,JOHN              1175 WINNEWOOD DRIVE       WEST PALM BEACH    FL     33417       $67,845.81
  600119349     BARBANTI,ELIZABETH C.      1152 NORTH WEST STREET #R  ANAHEIM            CA     92801       $56,708.65
  600119352     DYE,DAVID, LAURA           4201 WALNEY ROAD           CHANTILLY          VA     20151       $49,906.10
  600119354     KERLEY,C. ROBERT           4715SW 62ND AVENUE         DAVIE              FL     33314       $71,076.22
  600119357     MILAN,ZORAIDA, FRANCI      3725 S OCEAN DRIVE UNIT 1  HOLLYWOOD          FL     33019       $86,860.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119336     CHANEY,STEVEN                8.250      .250    8.000     .0400     7.960     11/01/2027
  600119337     AGUILERA,ANA                 8.375      .250    8.125     .0400     8.085     11/01/2027
  600119339     WIEMERSLAGE,SCOTT            8.375      .250    8.125     .0400     8.085     12/01/2027
  600119340     HALL,WESLEY,LOUISE           8.000      .250    7.750     .0400     7.710     12/01/2027
  600119341     KUBIS,PAUL,JANE              8.625      .250    8.375     .0400     8.335     12/01/2027
  600119343     BOVE,JOHANNA                 8.125      .250    7.875     .0400     7.835     12/01/2027
  600119344     SOTO,ANDRES                  8.875      .250    8.625     .0400     8.585     10/01/2027
  600119345     RAVELO,MERCEDES              9.250      .250    9.000     .0400     8.960     12/01/2027
  600119347     ACHDJIAN,KEVORK,MARY         7.875      .250    7.625     .0400     7.585     12/01/2027
  600119348     BUCHERIE,JOHN                8.875      .250    8.625     .0400     8.585     10/01/2027
  600119349     BARBANTI,ELIZABETH C.        9.125      .250    8.875     .0400     8.835     11/01/2027
  600119352     DYE,DAVID, LAURA             8.375      .250    8.125     .0400     8.085     11/01/2027
  600119354     KERLEY,C. ROBERT             8.750      .250    8.500     .0400     8.460     11/01/2027
  600119357     MILAN,ZORAIDA, FRANCI        9.125      .250    8.875     .0400     8.835     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119336     CHANEY,STEVEN              557651                     $1,262.13                  02/01/1998             360
  600119337     AGUILERA,ANA               557652                     $1,550.55                  02/01/1998             360
  600119339     WIEMERSLAGE,SCOTT          557662                     $1,033.70                  02/01/1998             360
  600119340     HALL,WESLEY,LOUISE         557664                       $651.58                  02/01/1998             360
  600119341     KUBIS,PAUL,JANE            557675                     $1,524.47                  02/01/1998             360
  600119343     BOVE,JOHANNA               557695                       $843.48                  02/01/1998             360
  600119344     SOTO,ANDRES                557698                     $1,209.38                  02/01/1998             360
  600119345     RAVELO,MERCEDES            557699                       $930.94                  02/01/1998             360
  600119347     ACHDJIAN,KEVORK,MARY       557729                       $493.05                  02/01/1998             360
  600119348     BUCHERIE,JOHN              557734                       $541.04                  02/01/1998             360
  600119349     BARBANTI,ELIZABETH C.      557738                       $462.14                  02/01/1998             360
  600119352     DYE,DAVID, LAURA           557744                       $380.04                  02/01/1998             360
  600119354     KERLEY,C. ROBERT           557750                       $560.13                  02/01/1998             360
  600119357     MILAN,ZORAIDA, FRANCI      557758                       $707.86                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119336     CHANEY,STEVEN                                                                                 $210,000.00    N
  600119337     AGUILERA,ANA                                                                                  $264,500.00    N
  600119339     WIEMERSLAGE,SCOTT                                                                             $170,000.00    N
  600119340     HALL,WESLEY,LOUISE                                                                            $111,000.00    N
  600119341     KUBIS,PAUL,JANE                                                                               $245,000.00    N
  600119343     BOVE,JOHANNA                                                                                  $142,000.00    N
  600119344     SOTO,ANDRES                                                                                   $190,000.00    N
  600119345     RAVELO,MERCEDES                                                                               $188,600.00    N
  600119347     ACHDJIAN,KEVORK,MARY                                                                          $148,000.00    N
  600119348     BUCHERIE,JOHN                                                                                  $85,000.00    N
  600119349     BARBANTI,ELIZABETH C.                                                                          $71,000.00    N
  600119352     DYE,DAVID, LAURA                                                                              $129,000.00    N
  600119354     KERLEY,C. ROBERT                                                                               $89,000.00    N
  600119357     MILAN,ZORAIDA, FRANCI                                                                         $116,000.00    N


 (vlegal.ace v1.4)                                                 Page   68
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119358     NGUYEN,TUYET-NHUNG         12454 BRICKELLIA STREET    SAN DIEGO          CA     92129      $204,637.09
  600119359     PALMER,DEBORAK S           304 MINERS TRAIL           GRASS VALLEY       CA     95945       $99,661.87
  600119360     RAMM,JOHN D, PATRICI       4517 127TH PLACE NORTHEAS  MARYSVILLE         WA     98271      $121,387.70
  600119362     SINE,GARY, RITA            25 PARKVIEW PLACE          FAIR LAWN          NJ     07410      $147,714.94
  600119363     SULKES,DAVID               1956 N. W. 169TH AVENUE    PEMBBROKE PINES    FL     33028      $143,679.72
  600119366     WONG,JOSEPH                22825 IRONBARK DRIVE       DIAMOND BAR        CA     91765      $199,084.93
  600119368     MC CRAW,JIMMY,JUDITH       1041 CORAL COURT           MANTECA            CA     95336       $96,887.97
  600119369     AZAR,HOSANNA               308 ANDERSON STREET        HACKENSACK         NJ     07601      $149,787.58
  600119370     GRICH,PEGGY                1901 EGREG STREET          SHALLOTTE          NC     28459      $195,773.58
  600119371     LEE,BARBARA                4130 MCCLUNG DRIVE         LOS ANGELES        CA     90008       $72,414.08
  600119372     SPENCE,ROBERT/LIBIS        586 AMWELL ROAD            HILLSBOROUGH TW    NJ     08876      $163,846.36
  600119374     BROWN,ANITA                9549 VISTA ALETA           VALLEY CENTER      CA     92082      $219,716.23
  600119375     GOMEZ,ROGELIA              23648 MISTY GLADE COURT    MORENO VALLEY      CA     92557       $64,719.16
  600119376     FINKLEY/ZAJAC,RANDE/FRED   494 SOUTH 75 EAST          CEDAR CITY         UT     84720       $56,730.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119358     NGUYEN,TUYET-NHUNG           7.500      .250    7.250     .0400     7.210     11/01/2027
  600119359     PALMER,DEBORAK S             8.625      .250    8.375     .0400     8.335     11/01/2027
  600119360     RAMM,JOHN D, PATRICI         8.750      .250    8.500     .0400     8.460     11/01/2027
  600119362     SINE,GARY, RITA              8.250      .250    8.000     .0400     7.960     11/01/2027
  600119363     SULKES,DAVID                 8.375      .250    8.125     .0400     8.085     11/01/2027
  600119366     WONG,JOSEPH                  8.500      .250    8.250     .0400     8.210     11/01/2027
  600119368     MC CRAW,JIMMY,JUDITH         8.750      .250    8.500     .0400     8.460     12/01/2027
  600119369     AZAR,HOSANNA                 7.750      .250    7.500     .0400     7.460     12/01/2027
  600119370     GRICH,PEGGY                  8.750      .250    8.500     .0400     8.460     12/01/2027
  600119371     LEE,BARBARA                  8.625      .250    8.375     .0400     8.335     12/01/2027
  600119372     SPENCE,ROBERT/LIBIS          9.750      .250    9.500     .0400     9.460     12/01/2027
  600119374     BROWN,ANITA                  8.250      .250    8.000     .0400     7.960     12/01/2027
  600119375     GOMEZ,ROGELIA                8.375      .250    8.125     .0400     8.085     12/01/2027
  600119376     FINKLEY/ZAJAC,RANDE/FRED     8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119358     NGUYEN,TUYET-NHUNG         557759                     $1,436.89                  02/01/1998             360
  600119359     PALMER,DEBORAK S           557760                       $777.79                  02/01/1998             360
  600119360     RAMM,JOHN D, PATRICI       557761                       $956.63                  02/01/1998             360
  600119362     SINE,GARY, RITA            557766                     $1,111.87                  02/01/1998             360
  600119363     SULKES,DAVID               557770                     $1,094.12                  02/01/1998             360
  600119366     WONG,JOSEPH                557776                     $1,533.60                  02/01/1998             360
  600119368     MC CRAW,JIMMY,JUDITH       557790                       $763.10                  02/01/1998             360
  600119369     AZAR,HOSANNA               557841                     $1,074.62                  02/01/1998             360
  600119370     GRICH,PEGGY                557855                     $1,541.93                  02/01/1998             360
  600119371     LEE,BARBARA                557866                       $563.90                  02/01/1998             360
  600119372     SPENCE,ROBERT/LIBIS        557882                     $1,409.01                  02/01/1998             360
  600119374     BROWN,ANITA                557904                     $1,652.79                  02/01/1998             360
  600119375     GOMEZ,ROGELIA              557905                       $492.53                  02/01/1998             360
  600119376     FINKLEY/ZAJAC,RANDE/FRED   557907                       $436.74                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119358     NGUYEN,TUYET-NHUNG                                                                            $274,000.00    N
  600119359     PALMER,DEBORAK S                                                                              $125,000.00    N
  600119360     RAMM,JOHN D, PATRICI                                                                          $152,000.00    N
  600119362     SINE,GARY, RITA                                                                               $185,000.00    N
  600119363     SULKES,DAVID                                                                                  $179,990.00    N
  600119366     WONG,JOSEPH                                                                                   $249,338.00    N
  600119368     MC CRAW,JIMMY,JUDITH                                                                          $122,000.00    N
  600119369     AZAR,HOSANNA                                                                                  $230,000.00    N
  600119370     GRICH,PEGGY                                                                                   $245,000.00    N
  600119371     LEE,BARBARA                                                                                   $162,000.00    N
  600119372     SPENCE,ROBERT/LIBIS                                                                           $205,000.00    N
  600119374     BROWN,ANITA                                                                                   $275,000.00    N
  600119375     GOMEZ,ROGELIA                                                                                  $81,000.00    N
  600119376     FINKLEY/ZAJAC,RANDE/FRED                                                                       $71,000.00    N


 (vlegal.ace v1.4)                                                 Page   69
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119377     ASHTON,MICHAEL,JILL        27521 ALMENDRA             MISSION VIEJO      CA     92691      $197,753.02
  600119378     HUNTER,LULA                7164 PETER PAN AVENUE      SAN DIEGO          CA     92114      $121,455.90
  600119379     DELUCCA,CLAUDIO,MARIBEL    4130 MIDDLESEX DRIVE       SAN DIEGO          CA     92116      $199,730.71
  600119380     GOOD,DONNA,DENNIS          3784-86 3RD AVENUE         SAN DIEGO          CA     92103      $226,124.73
  600119381     GRIER,ELSIE                7285-91 PACIFIC AVENUE     LEMON GROVE        CA     91945       $59,925.16
  600119383     WATTS,MAUREEN              8729 AUTUMN WREATH AVENUE  LAS VEGAS          NV     89129      $139,234.81
  600119384     MANDICH,NICK,DENISE        ROUTE 2, 327 WILSON ROAD   BISHOP             CA     93514      $128,915.18
  600119385     REZNICHEK,ROBERT,NANCY     435 SOUTH SIERRA AVENUE #  SOLANA BEACH       CA     92075      $149,798.03
  600119387     BARRON,JUAN,CARMEN         28020 AVENIDA MARAVILLA    CATHEDRAL CITY     CA     92234      $107,868.68
  600119388     HARRISON,ALLEN,JOANNE      7703 PASEO AL MONTE        PINE VALLEY        CA     91962      $179,763.72
  600119389     GALLO,JOHN,SHARON          4600 WELLS ROAD            BLYTHE             CA     92225      $124,228.21
  600119390     WARD,JOHN,SANDRA           2837 LA COLINA DRIVE       ESCONDIDO          CA     92027      $214,325.37
  600119391     GARBERO,HAYDEE,JUAN        3956 LA JOLLA VILLAGE DRI  SAN DIEGO          CA     92037      $120,319.22
  600119392     DANIELS,DORTHIA            6680 LIME AVENUE           LONG BEACH         CA     90805      $131,839.49


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119377     ASHTON,MICHAEL,JILL          8.375      .250    8.125     .0400     8.085     12/01/2027
  600119378     HUNTER,LULA                  8.625      .250    8.375     .0400     8.335     12/01/2027
  600119379     DELUCCA,CLAUDIO,MARIBEL      8.000      .250    7.750     .0400     7.710     12/01/2027
  600119380     GOOD,DONNA,DENNIS            8.500      .250    8.250     .0400     8.210     12/01/2027
  600119381     GRIER,ELSIE                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600119383     WATTS,MAUREEN                8.625      .250    8.375     .0400     8.335     12/01/2027
  600119384     MANDICH,NICK,DENISE          8.125      .250    7.875     .0400     7.835     12/01/2027
  600119385     REZNICHEK,ROBERT,NANCY       8.000      .250    7.750     .0400     7.710     12/01/2027
  600119387     BARRON,JUAN,CARMEN           8.500      .250    8.250     .0400     8.210     12/01/2027
  600119388     HARRISON,ALLEN,JOANNE        8.125      .250    7.875     .0400     7.835     12/01/2027
  600119389     GALLO,JOHN,SHARON            7.875      .250    7.625     .0400     7.585     12/01/2027
  600119390     WARD,JOHN,SANDRA             8.250      .250    8.000     .0400     7.960     12/01/2027
  600119391     GARBERO,HAYDEE,JUAN          8.000      .250    7.750     .0400     7.710     01/01/2028
  600119392     DANIELS,DORTHIA              8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119377     ASHTON,MICHAEL,JILL        557928                     $1,504.94                  02/01/1998             360
  600119378     HUNTER,LULA                557936                       $945.79                  02/01/1998             360
  600119379     DELUCCA,CLAUDIO,MARIBEL    557940                     $1,467.53                  02/01/1998             360
  600119380     GOOD,DONNA,DENNIS          557948                     $1,740.82                  02/01/1998             360
  600119381     GRIER,ELSIE                557953                       $456.04                  02/01/1998             360
  600119383     WATTS,MAUREEN              557960                     $1,084.24         2        02/01/1998             360
  600119384     MANDICH,NICK,DENISE        557967                       $961.53                  02/01/1998             360
  600119385     REZNICHEK,ROBERT,NANCY     557968                     $1,100.65                  02/01/1998             360
  600119387     BARRON,JUAN,CARMEN         557997                       $830.43                  02/01/1998             360
  600119388     HARRISON,ALLEN,JOANNE      558000                     $1,336.49                  02/01/1998             360
  600119389     GALLO,JOHN,SHARON          558006                       $901.99                  02/01/1998             360
  600119390     WARD,JOHN,SANDRA           558026                     $1,612.22                  02/01/1998             360
  600119391     GARBERO,HAYDEE,JUAN        558028                       $883.45                  02/01/1998             360
  600119392     DANIELS,DORTHIA            558030                     $1,014.97                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119377     ASHTON,MICHAEL,JILL                                                                           $288,000.00    N
  600119378     HUNTER,LULA                                                                                   $152,000.00    N
  600119379     DELUCCA,CLAUDIO,MARIBEL                                                                       $320,000.00    N
  600119380     GOOD,DONNA,DENNIS                                                                             $283,000.00    N
  600119381     GRIER,ELSIE                                                                                   $160,000.00    N
  600119383     WATTS,MAUREEN                                                                                 $146,750.00    N
  600119384     MANDICH,NICK,DENISE                                                                           $185,000.00    N
  600119385     REZNICHEK,ROBERT,NANCY                                                                        $290,000.00    N
  600119387     BARRON,JUAN,CARMEN                                                                            $135,000.00    N
  600119388     HARRISON,ALLEN,JOANNE                                                                         $235,000.00    N
  600119389     GALLO,JOHN,SHARON                                                                             $155,500.00    N
  600119390     WARD,JOHN,SANDRA                                                                              $270,000.00    N
  600119391     GARBERO,HAYDEE,JUAN                                                                           $172,000.00    N
  600119392     DANIELS,DORTHIA                                                                               $165,000.00    N


 (vlegal.ace v1.4)                                                 Page   70
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119393     GOERGEN,LINDA              2416 OCEAN FRONT DRIVE     LAS VEGAS          NV     89128      $164,799.37
  600119395     FENWICK,STEPHEN            8035 TONE LANE             EL CAJON           CA     92021      $123,042.34
  600119396     CRANFORD,DEBORAH           45 REYBURN DRIVE           HENDERSON          NV     89014      $171,706.55
  600119397     JACOBS/WINDLE,MICHAEL/DEB  21209 U.S. HIGHWAY 140     HESPERUS           CO     81326       $95,639.42
  600119398     CHEN,JINN-YUAN             3186 JUANITA DRIVE         LAS VEGAS          NV     89102       $54,184.03
  600119399     RUBIC,JULIE                352 NORTH VENDOME STREET   LOS ANGELES        CA     90026       $80,452.47
  600119401     CRONAN,MELBURN             2133 STONE CROFT STREET    LAS VEGAS          NV     89134      $209,731.26
  600119402     GARCIA,ROBERT,JANICE       11223 #A AVENIDA DE LOS L  SAN DIEGO          CA     92127       $76,413.90
  600119405     ZATARAIN/ALVARE,VICTOR, B  2380 NORTH BOUNDARY STREE  SAN DIEGO          CA     92014      $135,834.64
  600119406     MARTINEZ,ROMAN             2934 CASA MIA LANE         LAS VEGAS          NV     89121       $92,140.69
  600119407     MAUL,ELIZABETH             4586 VILLAS DRIVE          CHULA VISTA        CA     91902       $79,892.29
  600119408     MC DONOUGH,WALTER,KAREN    9269 LEMON AVENUE          LA MESA            CA     91941       $93,497.36
  600119409     BOWDEN,DALOY,DENECE        3381-3387 SOUTH EDISON ST  SALT LAKE CITY     UT     84115      $145,894.33
  600119410     LAMPING,WILLIAM            8080 CIBOLA COURT          SAN DIEGO          CA     92120      $191,810.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119393     GOERGEN,LINDA                8.500      .250    8.250     .0400     8.210     12/01/2027
  600119395     FENWICK,STEPHEN              8.250      .250    8.000     .0400     7.960     12/01/2027
  600119396     CRANFORD,DEBORAH             8.875      .250    8.625     .0400     8.585     12/01/2027
  600119397     JACOBS/WINDLE,MICHAEL/DEB    8.750      .250    8.500     .0400     8.460     12/01/2027
  600119398     CHEN,JINN-YUAN               8.500      .250    8.250     .0400     8.210     12/01/2027
  600119399     RUBIC,JULIE                  8.625      .250    8.375     .0400     8.335     01/01/2028
  600119401     CRONAN,MELBURN               8.250      .250    8.000     .0400     7.960     12/01/2027
  600119402     GARCIA,ROBERT,JANICE         8.875      .250    8.625     .0400     8.585     12/01/2027
  600119405     ZATARAIN/ALVARE,VICTOR, B    8.500      .250    8.250     .0400     8.210     12/01/2027
  600119406     MARTINEZ,ROMAN               8.625      .250    8.375     .0400     8.335     12/01/2027
  600119407     MAUL,ELIZABETH               8.000      .250    7.750     .0400     7.710     12/01/2027
  600119408     MC DONOUGH,WALTER,KAREN      9.000      .250    8.750     .0400     8.710     12/01/2027
  600119409     BOWDEN,DALOY,DENECE          7.625      .250    7.375     .0400     7.335     01/01/2028
  600119410     LAMPING,WILLIAM              7.875      .250    7.625     .0400     7.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119393     GOERGEN,LINDA              558057                     $1,268.71                  02/01/1998             360
  600119395     FENWICK,STEPHEN            558068                       $925.56                  02/01/1998             360
  600119396     CRANFORD,DEBORAH           558074                     $1,367.71         2        02/01/1998             360
  600119397     JACOBS/WINDLE,MICHAEL/DEB  558131                       $753.27                  02/01/1998             360
  600119398     CHEN,JINN-YUAN             558141                       $417.14                  02/01/1998             360
  600119399     RUBIC,JULIE                558147                       $626.12                  02/01/1998             360
  600119401     CRONAN,MELBURN             558152                     $1,577.66                  02/01/1998             360
  600119402     GARCIA,ROBERT,JANICE       558166                       $608.67         2        02/01/1998             360
  600119405     ZATARAIN/ALVARE,VICTOR, B  558202                     $1,045.72                  02/01/1998             360
  600119406     MARTINEZ,ROMAN             558209                       $717.51                  02/01/1998             360
  600119407     MAUL,ELIZABETH             558231                       $587.01                  02/01/1998             360
  600119408     MC DONOUGH,WALTER,KAREN    558237                       $753.13                  02/01/1998             360
  600119409     BOWDEN,DALOY,DENECE        558250                     $1,033.38                  02/01/1998             360
  600119410     LAMPING,WILLIAM            558256                     $1,392.13                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119393     GOERGEN,LINDA                                                                                 $220,000.00    N
  600119395     FENWICK,STEPHEN                                                                               $154,000.00    N
  600119396     CRANFORD,DEBORAH                                                                              $181,000.00    N
  600119397     JACOBS/WINDLE,MICHAEL/DEB                                                                     $119,700.00    N
  600119398     CHEN,JINN-YUAN                                                                                 $77,500.00    N
  600119399     RUBIC,JULIE                                                                                   $115,000.00    N
  600119401     CRONAN,MELBURN                                                                                $280,000.00    N
  600119402     GARCIA,ROBERT,JANICE                                                                           $85,000.00    N
  600119405     ZATARAIN/ALVARE,VICTOR, B                                                                     $170,000.00    N
  600119406     MARTINEZ,ROMAN                                                                                $123,000.00    N
  600119407     MAUL,ELIZABETH                                                                                $140,000.00    N
  600119408     MC DONOUGH,WALTER,KAREN                                                                       $117,000.00    N
  600119409     BOWDEN,DALOY,DENECE                                                                           $242,000.00    N
  600119410     LAMPING,WILLIAM                                                                               $256,000.00    N


 (vlegal.ace v1.4)                                                 Page   71
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119411     HUNT,RICHARD               3127 BEL AIR DRIVE         LAS VEGAS          NV     89109       $59,919.21
  600119412     LOPEZ,NICOLAS,MARIA        3521 VISTA LANE            SAN YSIDRO         CA     92173      $220,231.90
  600119413     DULA,PHILLIP,CONSTAN       8509 COPPER FALLS AVENUE   LAS VEGAS          NV     89129      $141,659.00
  600119414     GARCIA,CARLOS,ANA          4130 PORTE DE MERANO #73   SAN DIEGO          CA     92122      $146,315.77
  600119415     EGGERT,WILLIAM,CATHERI     10642 MATINAL CIRCLE       SAN DIEGO          CA     92127      $190,985.89
  600119416     ROGERS,JEFF,KATHLEEN       4581 EDGEWARE ROAD         SAN DIEGO          CA     92116      $128,839.08
  600119417     BOMBERGER,JACQUELINE       46 BRIGGS AVENUE           ENCINITAS          CA     92024      $196,734.74
  600119419     CATTANEO,ELEANOR           310 SOLAR WIND STREET      HENDERSON          NV     89014      $114,606.86
  600119422     WOZNICKI,REID,MONIQUE      2938 MACKEY DRIVE          FALLBROOK          CA     92028      $178,165.83
  600119423     FINNEY,MICHAEL             1050 FAIRCHILD STREET      LAS VEGAS          NV     89110      $114,208.36
  600119424     LESLIE,CONRADO,PAOLA       7964 CAMINITO DIA #1       SAN DIEGO          CA     92122      $102,934.33
  600119425     GALLI,MELVIN               4007 EVERTS STREET         SAN DIEGO          CA     92109       $77,849.04
  600119426     RESTAD,RONALD,DIANE        35262 ATUPA AVENUE         WILDOMOR           CA     92595       $91,876.13
  600119427     BOGGS/BOGGS,DONALD,JOELLE  1622 QUINCE AVENUE         UPLAND             CA     91784      $128,709.09


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119411     HUNT,RICHARD                 8.000      .250    7.750     .0400     7.710     12/01/2027
  600119412     LOPEZ,NICOLAS,MARIA          8.500      .250    8.250     .0400     8.210     12/01/2027
  600119413     DULA,PHILLIP,CONSTAN         8.000      .250    7.750     .0400     7.710     12/01/2027
  600119414     GARCIA,CARLOS,ANA            8.750      .250    8.500     .0400     8.460     01/01/2028
  600119415     EGGERT,WILLIAM,CATHERI       7.875      .250    7.625     .0400     7.585     12/01/2027
  600119416     ROGERS,JEFF,KATHLEEN         8.375      .250    8.125     .0400     8.085     12/01/2027
  600119417     BOMBERGER,JACQUELINE         8.000      .250    7.750     .0400     7.710     12/01/2027
  600119419     CATTANEO,ELEANOR             8.375      .250    8.125     .0400     8.085     12/01/2027
  600119422     WOZNICKI,REID,MONIQUE        8.125      .250    7.875     .0400     7.835     12/01/2027
  600119423     FINNEY,MICHAEL               8.500      .250    8.250     .0400     8.210     01/01/2028
  600119424     LESLIE,CONRADO,PAOLA         8.250      .250    8.000     .0400     7.960     01/01/2028
  600119425     GALLI,MELVIN                 8.125      .250    7.875     .0400     7.835     01/01/2028
  600119426     RESTAD,RONALD,DIANE          8.000      .250    7.750     .0400     7.710     12/01/2027
  600119427     BOGGS/BOGGS,DONALD,JOELLE    7.750      .250    7.500     .0400     7.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119411     HUNT,RICHARD               558287                       $440.26                  02/01/1998             360
  600119412     LOPEZ,NICOLAS,MARIA        558298                     $1,695.45                  02/01/1998             360
  600119413     DULA,PHILLIP,CONSTAN       558299                     $1,040.85                  02/01/1998             360
  600119414     GARCIA,CARLOS,ANA          558301                     $1,151.73                  02/01/1998             360
  600119415     EGGERT,WILLIAM,CATHERI     558314                     $1,386.70                  02/01/1998             360
  600119416     ROGERS,JEFF,KATHLEEN       558315                       $980.49                  02/01/1998             360
  600119417     BOMBERGER,JACQUELINE       558322                     $1,445.52                  02/01/1998             360
  600119419     CATTANEO,ELEANOR           558340                       $872.18                  02/01/1998             360
  600119422     WOZNICKI,REID,MONIQUE      558374                     $1,324.61                  02/01/1998             360
  600119423     FINNEY,MICHAEL             558379                       $878.87         2        02/01/1998             360
  600119424     LESLIE,CONRADO,PAOLA       558399                       $773.80                  02/01/1998             360
  600119425     GALLI,MELVIN               558406                       $578.41                  02/01/1998             360
  600119426     RESTAD,RONALD,DIANE        558413                       $675.06                  02/01/1998             360
  600119427     BOGGS/BOGGS,DONALD,JOELLE  558415                       $922.74                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119411     HUNT,RICHARD                                                                                  $150,000.00    N
  600119412     LOPEZ,NICOLAS,MARIA                                                                           $315,000.00    N
  600119413     DULA,PHILLIP,CONSTAN                                                                          $177,350.00    N
  600119414     GARCIA,CARLOS,ANA                                                                             $183,000.00    N
  600119415     EGGERT,WILLIAM,CATHERI                                                                        $255,000.00    N
  600119416     ROGERS,JEFF,KATHLEEN                                                                          $200,000.00    N
  600119417     BOMBERGER,JACQUELINE                                                                          $265,000.00    N
  600119419     CATTANEO,ELEANOR                                                                              $135,000.00    N
  600119422     WOZNICKI,REID,MONIQUE                                                                         $223,000.00    N
  600119423     FINNEY,MICHAEL                                                                                $120,325.00    N
  600119424     LESLIE,CONRADO,PAOLA                                                                          $155,000.00    N
  600119425     GALLI,MELVIN                                                                                  $103,900.00    N
  600119426     RESTAD,RONALD,DIANE                                                                           $115,000.00    N
  600119427     BOGGS/BOGGS,DONALD,JOELLE                                                                     $184,000.00    N


 (vlegal.ace v1.4)                                                 Page   72
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119428     ZETTNER,CHARLOTTA          3340 SAN CARLOS DRIVE      SPRING VALLEY      CA     91978      $129,837.84
  600119429     BOSS,DIANE                 42100 WALTERS ROAD         HEMET AREA         CA     92544      $119,854.09
  600119430     HURST,EDGAR                3512 OLIVE HILL ROAD       FALLBROOK          CA     92028       $49,936.02
  600119432     NIKOLIC,MILOSAVIC,MARIJ    2141 TAYLOR PLACE          ESCONDIDO          CA     92027      $121,851.67
  600119433     JIMENEZ,GUILLERMO,OFELI    2553 ELLIS STREET          NORTH LAS VEGAS    NV     89030      $103,882.97
  600119436     WRIGHT,JOHN                3217 CORAL DRIVE           OCEANSIDE          CA     92056       $68,759.38
  600119437     DOWELL,ADA                 2561 PARADISE VILLAGE WAY  LAS VEGAS          NV     89120       $49,669.10
  600119439     CAROLIN,RALPH,SUSAN        7017 LADRILLO STREET       SAN DIEGO          CA     92111      $145,618.32
  600119440     BARBOZA,BLANCA             33140 CATHEDRAL CANYON DR  CATHEDRAL CITY     CA     92234      $121,524.42
  600119441     FONTANA,WAYNE,JANET        12107 SADDLE ROCK ROAD     LAKESIDE           CA     92040      $132,719.55
  600119442     SANTOS,SIMFROSO,FILIZA     11424 CAMINO RUIZ          SAN DIEGO          CA     92126      $161,885.66
  600119443     MCCLENDON,JENNIFER         5954-189 RANCHO MISSION R  SAN DIEGO          CA     92108       $33,156.41
  600119444     CLANCY/HATFIELD,MICHAEL,C  1483 RAMSEY ROAD           ALPINE AREA        CA     91901      $147,805.71
  600119445     GRIFFIN,LANCE              8233 ANTLER PINES COURT    LAS VEGAS          NV     89129      $118,793.73


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119428     ZETTNER,CHARLOTTA            8.375      .250    8.125     .0400     8.085     12/01/2027
  600119429     BOSS,DIANE                   8.500      .250    8.250     .0400     8.210     12/01/2027
  600119430     HURST,EDGAR                  8.250      .250    8.000     .0400     7.960     12/01/2027
  600119432     NIKOLIC,MILOSAVIC,MARIJ      8.500      .250    8.250     .0400     8.210     12/01/2027
  600119433     JIMENEZ,GUILLERMO,OFELI      8.875      .250    8.625     .0400     8.585     12/01/2027
  600119436     WRIGHT,JOHN                  8.625      .250    8.375     .0400     8.335     01/01/2028
  600119437     DOWELL,ADA                   8.375      .250    8.125     .0400     8.085     01/01/2028
  600119439     CAROLIN,RALPH,SUSAN          8.875      .250    8.625     .0400     8.585     01/01/2028
  600119440     BARBOZA,BLANCA               8.375      .250    8.125     .0400     8.085     01/01/2028
  600119441     FONTANA,WAYNE,JANET          8.500      .250    8.250     .0400     8.210     01/01/2028
  600119442     SANTOS,SIMFROSO,FILIZA       7.750      .250    7.500     .0400     7.460     01/01/2028
  600119443     MCCLENDON,JENNIFER           8.125      .250    7.875     .0400     7.835     12/01/2027
  600119444     CLANCY/HATFIELD,MICHAEL,C    8.125      .250    7.875     .0400     7.835     12/01/2027
  600119445     GRIFFIN,LANCE                8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119428     ZETTNER,CHARLOTTA          558421                       $988.09                  02/01/1998             360
  600119429     BOSS,DIANE                 558435                       $922.70                  02/01/1998             360
  600119430     HURST,EDGAR                558437                       $375.63                  02/01/1998             360
  600119432     NIKOLIC,MILOSAVIC,MARIJ    558439                       $938.07                  02/01/1998             360
  600119433     JIMENEZ,GUILLERMO,OFELI    558449                       $827.47                  02/01/1998             360
  600119436     WRIGHT,JOHN                558518                       $535.12                  02/01/1998             360
  600119437     DOWELL,ADA                 558525                       $377.76                  02/01/1998             360
  600119439     CAROLIN,RALPH,SUSAN        558536                     $1,159.25                  02/01/1998             360
  600119440     BARBOZA,BLANCA             558761                       $924.25                  02/01/1998             360
  600119441     FONTANA,WAYNE,JANET        558772                     $1,021.12                  02/01/1998             360
  600119442     SANTOS,SIMFROSO,FILIZA     558799                     $1,160.59         2        02/01/1998             360
  600119443     MCCLENDON,JENNIFER         558805                       $246.51                  02/01/1998             360
  600119444     CLANCY/HATFIELD,MICHAEL,C  558816                     $1,098.90                  02/01/1998             360
  600119445     GRIFFIN,LANCE              558818                       $883.94                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119428     ZETTNER,CHARLOTTA                                                                             $163,000.00    N
  600119429     BOSS,DIANE                                                                                    $150,000.00    N
  600119430     HURST,EDGAR                                                                                   $200,000.00    N
  600119432     NIKOLIC,MILOSAVIC,MARIJ                                                                       $152,500.00    N
  600119433     JIMENEZ,GUILLERMO,OFELI                                                                       $130,000.00    N
  600119436     WRIGHT,JOHN                                                                                    $86,000.00    N
  600119437     DOWELL,ADA                                                                                     $71,000.00    N
  600119439     CAROLIN,RALPH,SUSAN                                                                           $187,000.00    N
  600119440     BARBOZA,BLANCA                                                                                $152,000.00    N
  600119441     FONTANA,WAYNE,JANET                                                                           $166,000.00    N
  600119442     SANTOS,SIMFROSO,FILIZA                                                                        $180,000.00    N
  600119443     MCCLENDON,JENNIFER                                                                             $45,500.00    N
  600119444     CLANCY/HATFIELD,MICHAEL,C                                                                     $185,000.00    N
  600119445     GRIFFIN,LANCE                                                                                 $148,850.00    N


 (vlegal.ace v1.4)                                                 Page   73
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119446     STEPHENS/NOEMER,MALCOLM/E  795 KNOLL PARK LANE        FALLBROOK          CA     92028      $110,331.38
  600119447     BREWER,SHIRLEY             620 WEST SOLANA CIRCLE #3  SOLANA BEACH       CA     92075      $138,589.76
  600119448     SHIMAMURA,SHINJI,HATSUKO   1773 NORTH HOLBROOK STREE  ANAHEIM            CA     92807      $171,884.59
  600119449     SWAIN,JEFFREY              6151 RANCHO MISSION ROAD   SAN DIEGO          CA     92108       $59,120.29
  600119450     SHAKIN,RITA                48100 ROCK CANYON WAY      AQUANGA            CA     92536       $68,686.92
  600119451     NISKALA,JOUKO,IRMA         12756 CASA AVENIDA         POWAY              CA     92064      $123,864.03
  600119452     PURKEY,ALAN                1220 WILLOW DRIVE          NORCO              CA     91760      $140,240.47
  600119453     BRAILSFORD,JUDITH          606 LACY LANE              LAS VEGAS          NV     89107      $224,863.69
  600119454     SUTHERLAND,JANE            7450 SOUTH EASTERN AVENUE  LAS VEGAS          NV     89123       $66,668.84
  600119455     HENRY,WILLIAM              403 CAMELBACK ROAD         PLEASANT HILL      CA     94523      $144,710.00
  600119457     O'BRIEN,ANNE               9081 BALBOA AVENUE         JENNER             CA     95450      $194,950.20
  600119458     LOVEJOY,SHERWOOD,JEANIN    394 CECILIA WAY            TIBURON            CA     94920      $215,730.54
  600119459     SHAPPEE,PAULA              845 WOODSIDE WAY           SAN MATEO          CA     94401      $159,795.24
  600119461     ARTRESS,LAUREN             309 COLERIDGE STREET, #1   SAN FRANCISCO      CA     94110      $172,561.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119446     STEPHENS/NOEMER,MALCOLM/E    8.375      .250    8.125     .0400     8.085     01/01/2028
  600119447     BREWER,SHIRLEY               8.750      .250    8.500     .0400     8.460     12/01/2027
  600119448     SHIMAMURA,SHINJI,HATSUKO     8.000      .250    7.750     .0400     7.710     01/01/2028
  600119449     SWAIN,JEFFREY                8.000      .250    7.750     .0400     7.710     12/01/2027
  600119450     SHAKIN,RITA                  8.375      .250    8.125     .0400     8.085     12/01/2027
  600119451     NISKALA,JOUKO,IRMA           9.000      .250    8.750     .0400     8.710     12/01/2027
  600119452     PURKEY,ALAN                  8.750      .250    8.500     .0400     8.460     12/01/2027
  600119453     BRAILSFORD,JUDITH            8.500      .250    8.250     .0400     8.210     01/01/2028
  600119454     SUTHERLAND,JANE              8.500      .250    8.250     .0400     8.210     12/01/2027
  600119455     HENRY,WILLIAM                8.375      .250    8.125     .0400     8.085     01/01/2028
  600119457     O'BRIEN,ANNE                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600119458     LOVEJOY,SHERWOOD,JEANIN      8.375      .250    8.125     .0400     8.085     12/01/2027
  600119459     SHAPPEE,PAULA                8.250      .250    8.000     .0400     7.960     12/01/2027
  600119461     ARTRESS,LAUREN               7.875      .250    7.625     .0400     7.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119446     STEPHENS/NOEMER,MALCOLM/E  558831                       $839.12                  02/01/1998             360
  600119447     BREWER,SHIRLEY             558840                     $1,091.55                  02/01/1998             360
  600119448     SHIMAMURA,SHINJI,HATSUKO   558843                     $1,262.08                  02/01/1998             360
  600119449     SWAIN,JEFFREY              558856                       $434.39                  02/01/1998             360
  600119450     SHAKIN,RITA                558867                       $522.93                  02/01/1998             360
  600119451     NISKALA,JOUKO,IRMA         558874                       $997.73                  02/01/1998             360
  600119452     PURKEY,ALAN                558881                     $1,108.07         2        02/01/1998             360
  600119453     BRAILSFORD,JUDITH          558897                     $1,730.06         2        02/01/1998             360
  600119454     SUTHERLAND,JANE            558898                       $513.25                  02/01/1998             360
  600119455     HENRY,WILLIAM              558931                     $1,100.58                  02/01/1998             360
  600119457     O'BRIEN,ANNE               558941                     $1,466.47                  02/01/1998             360
  600119458     LOVEJOY,SHERWOOD,JEANIN    559030                     $1,641.76                  02/01/1998             360
  600119459     SHAPPEE,PAULA              559052                     $1,202.03                  02/01/1998             360
  600119461     ARTRESS,LAUREN             559096                     $1,252.92                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119446     STEPHENS/NOEMER,MALCOLM/E                                                                     $138,000.00    N
  600119447     BREWER,SHIRLEY                                                                                $185,000.00    N
  600119448     SHIMAMURA,SHINJI,HATSUKO                                                                      $215,000.00    N
  600119449     SWAIN,JEFFREY                                                                                  $74,000.00    N
  600119450     SHAKIN,RITA                                                                                    $86,000.00    N
  600119451     NISKALA,JOUKO,IRMA                                                                            $155,000.00    N
  600119452     PURKEY,ALAN                                                                                   $156,500.00    N
  600119453     BRAILSFORD,JUDITH                                                                             $250,000.00    N
  600119454     SUTHERLAND,JANE                                                                                $96,560.00    N
  600119455     HENRY,WILLIAM                                                                                 $181,000.00    N
  600119457     O'BRIEN,ANNE                                                                                  $244,000.00    N
  600119458     LOVEJOY,SHERWOOD,JEANIN                                                                       $295,000.00    N
  600119459     SHAPPEE,PAULA                                                                                 $200,000.00    N
  600119461     ARTRESS,LAUREN                                                                                $216,000.00    N


 (vlegal.ace v1.4)                                                 Page   74
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119463     MOCK,KIM,RICHARD           7872 TAMARACK DRIVE        DUBLIN             CA     94568      $177,883.57
  600119464     TAN,HERMOSA                1015 RUNNYMEDE STREET      EAST PALO ALTO     CA     94303      $120,963.71
  600119466     TANG,LARRY                 1500 APPLE DRIVE           CONCORD            CA     94518      $119,837.44
  600119468     HARRINGTON,DONALD,GAYLE    29 ANDREW DRIVE            TIBURON            CA     94920      $158,906.12
  600119469     CHAVEZ,HUMBERTO            2134 BONAR STREET          BERKELEY           CA     94702      $189,890.69
  600119470     CHAVEZ,HUMBERTO            2225 BYRON STREET          BERKELEY           CA     94702      $182,902.61
  600119471     HECK,MICHELLE              3178 CREEKSIDE DRIVE       SAN JOSE           CA     95132      $108,933.96
  600119472     SANDERSON,ROBERT           1144 SOUTH PINE MOUNTAIN   DAVENPORT          CA     95017      $157,282.51
  600119473     DAVID,JAMES,SHASHIKAL      4267 SEVEN HILLS ROAD      CASTRO VALLEY      CA     94546      $182,747.29
  600119475     TALBOTT,ANTHONY            302 LAUREL STREET          SANTA CRUZ         CA     95060      $103,139.07
  600119476     DORFMAN/HILL,JASON/TIFFAN  1123 NORTH SECOND STREET   SAN JOSE           CA     95112      $215,066.24
  600119477     BELL,DAVID,DEBORAH         216 SAN FELIPE AVENUE      SAN BRUNO          CA     94066      $179,893.73
  600119478     CAMPOS,ARTEMIO,IRMA        414 BERRY ROAD             WATSONVILLE        CA     95076      $187,854.12
  600119479     MCILVENNA,ROBERT,WINNIE    576-578 ARKANSAS STREET    SAN FRANCISCO      CA     94107      $184,896.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119463     MOCK,KIM,RICHARD             8.125      .250    7.875     .0400     7.835     01/01/2028
  600119464     TAN,HERMOSA                  8.875      .250    8.625     .0400     8.585     12/01/2027
  600119466     TANG,LARRY                   8.125      .250    7.875     .0400     7.835     12/01/2027
  600119468     HARRINGTON,DONALD,GAYLE      8.625      .250    8.375     .0400     8.335     01/01/2028
  600119469     CHAVEZ,HUMBERTO              8.750      .250    8.500     .0400     8.460     01/01/2028
  600119470     CHAVEZ,HUMBERTO              9.125      .250    8.875     .0400     8.835     01/01/2028
  600119471     HECK,MICHELLE                8.500      .250    8.250     .0400     8.210     01/01/2028
  600119472     SANDERSON,ROBERT             7.875      .250    7.625     .0400     7.585     12/01/2027
  600119473     DAVID,JAMES,SHASHIKAL        7.875      .250    7.625     .0400     7.585     12/01/2027
  600119475     TALBOTT,ANTHONY              8.625      .250    8.375     .0400     8.335     01/01/2028
  600119476     DORFMAN/HILL,JASON/TIFFAN    8.375      .250    8.125     .0400     8.085     01/01/2028
  600119477     BELL,DAVID,DEBORAH           8.625      .250    8.375     .0400     8.335     01/01/2028
  600119478     CAMPOS,ARTEMIO,IRMA          8.250      .250    8.000     .0400     7.960     01/01/2028
  600119479     MCILVENNA,ROBERT,WINNIE      8.875      .250    8.625     .0400     8.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119463     MOCK,KIM,RICHARD           559114                     $1,321.64                  02/01/1998             360
  600119464     TAN,HERMOSA                559125                       $963.53                  02/01/1998             360
  600119466     TANG,LARRY                 559169                       $891.00                  02/01/1998             360
  600119468     HARRINGTON,DONALD,GAYLE    559188                     $1,236.69                  02/01/1998             360
  600119469     CHAVEZ,HUMBERTO            559211                     $1,494.73                  02/01/1998             360
  600119470     CHAVEZ,HUMBERTO            559212                     $1,488.95                  02/01/1998             360
  600119471     HECK,MICHELLE              559224                       $838.12                  02/01/1998             360
  600119472     SANDERSON,ROBERT           559227                     $1,141.98                  02/01/1998             360
  600119473     DAVID,JAMES,SHASHIKAL      559276                     $1,326.88                  02/01/1998             360
  600119475     TALBOTT,ANTHONY            559334                       $802.68                  02/01/1998             360
  600119476     DORFMAN/HILL,JASON/TIFFAN  559380                     $1,635.68                  02/01/1998             360
  600119477     BELL,DAVID,DEBORAH         559417                     $1,400.02                  02/01/1998             360
  600119478     CAMPOS,ARTEMIO,IRMA        559440                     $1,412.38         2        02/01/1998             360
  600119479     MCILVENNA,ROBERT,WINNIE    559468                     $1,471.94                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119463     MOCK,KIM,RICHARD                                                                              $232,000.00    N
  600119464     TAN,HERMOSA                                                                                   $173,000.00    N
  600119466     TANG,LARRY                                                                                    $150,000.00    N
  600119468     HARRINGTON,DONALD,GAYLE                                                                       $240,000.00    N
  600119469     CHAVEZ,HUMBERTO                                                                               $240,000.00    N
  600119470     CHAVEZ,HUMBERTO                                                                               $230,000.00    N
  600119471     HECK,MICHELLE                                                                                 $150,900.00    N
  600119472     SANDERSON,ROBERT                                                                              $210,000.00    N
  600119473     DAVID,JAMES,SHASHIKAL                                                                         $272,000.00    N
  600119475     TALBOTT,ANTHONY                                                                               $129,000.00    N
  600119476     DORFMAN/HILL,JASON/TIFFAN                                                                     $269,000.00    N
  600119477     BELL,DAVID,DEBORAH                                                                            $225,000.00    N
  600119478     CAMPOS,ARTEMIO,IRMA                                                                           $198,000.00    N
  600119479     MCILVENNA,ROBERT,WINNIE                                                                       $360,000.00    N


 (vlegal.ace v1.4)                                                 Page   75
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119483     MCILVENNA,ROBERT,WINNIE    500 HILL HOUSE ROAD        BOULDER CREEK      CA     95006      $213,873.66
  600119484     REED,ROBIN                 1012 1/2 EUCLID STREET     SANTA MONICA       CA     90403       $81,943.57
  600119485     WILSON,LELAND,WANDA        459 SAWTOOTH LANE          HAMILTON           MT     59840      $114,926.67
  600119486     MALINOWSKI/MALI,JOAN/ PAT  660 NORTHWEST JUNIPER STR  ISSAQUAH           WA     98027      $119,877.34
  600119487     FANK,KEITH, KIMBERLY       5335 MAVERICK WAY          FLORENCE           MT     59833       $99,294.31
  600119488     DAVENPORT,JOHN, NANCY      3661 ASHWORTH AVENUE NORT  SEATTLE            WA     98103      $149,911.45
  600125033     CASEY,STEPHEN M.           3561-3563 SOUTHEAST CORA   PORTLAND           OR     97202      $129,921.24
  600125038     MCMASTER,SCOTT             2120 WEST PALOS COURT      THOUSAND OAKS      CA     91320      $163,889.96
  600125041     SKATTUM,RICHARD,JANELLE    70 EAST OLYMPIC VIEW STRE  BELFAIR            WA     98528      $158,886.57
  600125043     CONNELLY/NACHMA,LINDA/LOU  60 CUESTA VISTA DRIVE      MONTEREY           CA     93940      $190,675.20
  600125045     FUSS,DAVID                 2786 JACKSON STREET        SAN FRANCISCO      CA     94115      $131,109.71
  600125046     FUSS,DAVID                 8361 CHAMP DE FEMME        FORESTVILLE        CA     95436      $159,889.89
  600125048     NORTH,JAMES,LYNETT         3623 LATROBE STREET        LOS ANGELES        CA     90031       $93,940.06
  600125049     BOYD,GROVER,OPAL           2648 MADRONE STREET        SUTTER             CA     95982       $87,945.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119483     MCILVENNA,ROBERT,WINNIE      8.625      .250    8.375     .0400     8.335     01/01/2028
  600119484     REED,ROBIN                   7.875      .250    7.625     .0400     7.585     01/01/2028
  600119485     WILSON,LELAND,WANDA          8.250      .250    8.000     .0400     7.960     01/01/2028
  600119486     MALINOWSKI/MALI,JOAN/ PAT    8.500      .250    8.250     .0400     8.210     01/01/2028
  600119487     FANK,KEITH, KIMBERLY         8.875      .250    8.625     .0400     8.585     01/01/2028
  600119488     DAVENPORT,JOHN, NANCY        8.625      .250    8.375     .0400     8.335     01/01/2028
  600125033     CASEY,STEPHEN M.             8.500      .250    8.250     .0400     8.210     01/01/2028
  600125038     MCMASTER,SCOTT               8.000      .250    7.750     .0400     7.710     01/01/2028
  600125041     SKATTUM,RICHARD,JANELLE      8.625      .250    8.375     .0400     8.335     01/01/2028
  600125043     CONNELLY/NACHMA,LINDA/LOU    8.125      .250    7.875     .0400     7.835     01/01/2028
  600125045     FUSS,DAVID                   7.875      .250    7.625     .0400     7.585     01/01/2028
  600125046     FUSS,DAVID                   7.875      .250    7.625     .0400     7.585     01/01/2028
  600125048     NORTH,JAMES,LYNETT           8.250      .250    8.000     .0400     7.960     01/01/2028
  600125049     BOYD,GROVER,OPAL             8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119483     MCILVENNA,ROBERT,WINNIE    559574                     $1,664.47                  02/01/1998             360
  600119484     REED,ROBIN                 560015                       $594.56                  02/01/1998             360
  600119485     WILSON,LELAND,WANDA        560904                       $863.96                  02/01/1998             360
  600119486     MALINOWSKI/MALI,JOAN/ PAT  560911                       $922.31                  02/01/1998             360
  600119487     FANK,KEITH, KIMBERLY       560929                       $790.47                  02/01/1998             360
  600119488     DAVENPORT,JOHN, NANCY      560951                     $1,166.68                  02/01/1998             360
  600125033     CASEY,STEPHEN M.           496194                       $999.59                  02/01/1998             360
  600125038     MCMASTER,SCOTT             496222                     $1,203.37                  02/01/1998             360
  600125041     SKATTUM,RICHARD,JANELLE    496238                     $1,241.35                  02/01/1998             360
  600125043     CONNELLY/NACHMA,LINDA/LOU  496272                     $1,416.68                  02/01/1998             360
  600125045     FUSS,DAVID                 496287                       $951.29                  02/01/1998             360
  600125046     FUSS,DAVID                 496288                     $1,160.11                  02/01/1998             360
  600125048     NORTH,JAMES,LYNETT         496293                       $706.19                  02/01/1998             360
  600125049     BOYD,GROVER,OPAL           496298                       $668.86                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119483     MCILVENNA,ROBERT,WINNIE                                                                       $380,000.00    N
  600119484     REED,ROBIN                                                                                    $182,500.00    N
  600119485     WILSON,LELAND,WANDA                                                                           $165,000.00    N
  600119486     MALINOWSKI/MALI,JOAN/ PAT                                                                     $184,950.00    N
  600119487     FANK,KEITH, KIMBERLY                                                                          $132,500.00    N
  600119488     DAVENPORT,JOHN, NANCY                                                                         $215,000.00    N
  600125033     CASEY,STEPHEN M.                                                                              $285,000.00    N
  600125038     MCMASTER,SCOTT                                                                                $205,000.00    N
  600125041     SKATTUM,RICHARD,JANELLE                                                                       $228,000.00    N
  600125043     CONNELLY/NACHMA,LINDA/LOU                                                                     $304,000.00    N
  600125045     FUSS,DAVID                                                                                    $164,000.00    N
  600125046     FUSS,DAVID                                                                                    $200,000.00    N
  600125048     NORTH,JAMES,LYNETT                                                                            $117,500.00    N
  600125049     BOYD,GROVER,OPAL                                                                              $110,000.00    N


 (vlegal.ace v1.4)                                                 Page   76
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125051     KNIGHT,JERRY,SUSAN         40 SINALOA AVENUE          FOREST KNOLLS      CA     94933      $179,882.26
  600125064     KOETH,JAMES,MARY           123 ARTHUR AVE.            STATEN ISLAND      NY     10305      $101,640.46
  600125066     MACKPRANG,DONALD L         760 NORTHEAST MAJESTY LAN  BEND               OR     97701      $166,299.20
  600125067     DAVIS,STEPHEN,KIM          4450 BLANTON HEIGHTS ROAD  EUGENE             OR     97405      $198,263.46
  600125068     ARRINGTON,JAMES            1168 WEST 5TH AVENUE       EUGENE             OR     97402       $85,946.55
  600125074     TERRY,DANIEL,DIANE         1910 GAITHER AVENUE        SELMA              CA     93662       $46,375.30
  600125085     ADAMS,RONALD,JANIS         3001 COKER BUTTE ROAD      MEDFORD            OR     97504       $79,946.32
  600125086     BROUILLETTE,LAURENCE,MARY  46161 SOUTHEAST WILDCAT M  SANDY              OR     97055      $187,873.85
  600125088     DEMPEWOLF,ROCKY,MARY       5091 GRANGE ROAD           ROSEBURG           OR     97470       $83,889.01
  600125090     MCCLURE,JIM                2230 MILFORD DRIVE         MEDFORD            OR     97501       $96,834.98
  600125092     ROBERTSON/CORNI,WILLIAM/S  910 KING STREET            MEDFORD            OR     97501       $89,849.54
  600125093     ROBERTSON/SOUDE,WILLIAM/H  914 MURRAY AVENUE          MEDFORD            OR     97501       $61,526.90
  600125096     VOREIS,JUDITH              1004 JANES ROAD            MEDFORD            OR     97501      $124,028.60
  600125098     VENUTA,VICTOR              402 SOUTHWEST CUSTER STRE  PORTLAND           OR     97219       $99,932.91


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125051     KNIGHT,JERRY,SUSAN           8.125      .250    7.875     .0400     7.835     01/01/2028
  600125064     KOETH,JAMES,MARY             9.250      .250    9.000     .0400     8.960     11/01/2027
  600125066     MACKPRANG,DONALD L           8.500      .250    8.250     .0400     8.210     01/01/2028
  600125067     DAVIS,STEPHEN,KIM            7.875      .250    7.625     .0400     7.585     01/01/2028
  600125068     ARRINGTON,JAMES              8.375      .250    8.125     .0400     8.085     01/01/2028
  600125074     TERRY,DANIEL,DIANE           9.125      .250    8.875     .0400     8.835     01/01/2028
  600125085     ADAMS,RONALD,JANIS           8.000      .250    7.750     .0400     7.710     01/01/2028
  600125086     BROUILLETTE,LAURENCE,MARY    8.000      .250    7.750     .0400     7.710     01/01/2028
  600125088     DEMPEWOLF,ROCKY,MARY         8.000      .250    7.750     .0400     7.710     01/01/2028
  600125090     MCCLURE,JIM                  8.000      .250    7.750     .0400     7.710     01/01/2028
  600125092     ROBERTSON/CORNI,WILLIAM/S    8.875      .250    8.625     .0400     8.585     01/01/2028
  600125093     ROBERTSON/SOUDE,WILLIAM/H    8.500      .250    8.250     .0400     8.210     01/01/2028
  600125096     VOREIS,JUDITH                8.750      .250    8.500     .0400     8.460     01/01/2028
  600125098     VENUTA,VICTOR                8.000      .250    7.750     .0400     7.710     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125051     KNIGHT,JERRY,SUSAN         496324                     $1,336.49                  02/01/1998             360
  600125064     KOETH,JAMES,MARY           513955                       $837.48         2        02/01/1998             360
  600125066     MACKPRANG,DONALD L         517784                     $1,279.47                  02/01/1998             360
  600125067     DAVIS,STEPHEN,KIM          517785                     $1,438.54                  02/01/1998             360
  600125068     ARRINGTON,JAMES            517802                       $653.66                  02/01/1998             360
  600125074     TERRY,DANIEL,DIANE         519405                       $377.53        12        02/01/1998             360
  600125085     ADAMS,RONALD,JANIS         522631                       $587.01                  02/01/1998             360
  600125086     BROUILLETTE,LAURENCE,MARY  522647                     $1,379.48                  02/01/1998             360
  600125088     DEMPEWOLF,ROCKY,MARY       522658                       $616.36                  02/01/1998             360
  600125090     MCCLURE,JIM                522666                       $711.02                  02/01/1998             360
  600125092     ROBERTSON/CORNI,WILLIAM/S  522678                       $716.08                  02/01/1998             360
  600125093     ROBERTSON/SOUDE,WILLIAM/H  522679                       $476.73                  02/01/1998             360
  600125096     VOREIS,JUDITH              522694                       $976.30                  02/01/1998             360
  600125098     VENUTA,VICTOR              522699                       $733.76                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125051     KNIGHT,JERRY,SUSAN                                                                            $390,000.00    N
  600125064     KOETH,JAMES,MARY                                                                              $113,300.00    N
  600125066     MACKPRANG,DONALD L                                                                            $208,000.00    N
  600125067     DAVIS,STEPHEN,KIM                                                                             $248,000.00    N
  600125068     ARRINGTON,JAMES                                                                               $130,000.00    N
  600125074     TERRY,DANIEL,DIANE                                                                             $51,600.00    N
  600125085     ADAMS,RONALD,JANIS                                                                            $315,000.00    N
  600125086     BROUILLETTE,LAURENCE,MARY                                                                     $235,000.00    N
  600125088     DEMPEWOLF,ROCKY,MARY                                                                          $105,000.00    N
  600125090     MCCLURE,JIM                                                                                   $154,000.00    N
  600125092     ROBERTSON/CORNI,WILLIAM/S                                                                     $135,000.00    N
  600125093     ROBERTSON/SOUDE,WILLIAM/H                                                                      $90,000.00    N
  600125096     VOREIS,JUDITH                                                                                 $146,000.00    N
  600125098     VENUTA,VICTOR                                                                                 $125,000.00    N


 (vlegal.ace v1.4)                                                 Page   77
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125099     WALTERS,DENNY,ANGIE        1679 TARA CIRCLE           CENTRAL POINT      OR     97502      $101,130.36
  600125100     BAUER,MICHAEL R.           28 ASHLAND AVENUE          MEDFORD            OR     97504      $168,686.74
  600125101     CASEY/BOSTWICK,TOM/MATT    919/921 OLYMPIC AVENUE     MEDFORD            OR     97504       $94,344.27
  600125108     ENDICOTT/FALLON,KENNETH/M  8774 ROGUE RIVER HIGHWAY   GRANTS PASS        OR     97527       $93,689.07
  600125109     SETER,LANCE,BONITA         525 WEST WARREN COURT      ROSEBURG           OR     97470       $50,964.00
  600125110     VELOUDOS,MARKELLA          2425 WOLF LANE             GRANTS PASS        OR     97527       $87,341.36
  600125113     FLINN,LARRY,CAROL          740 AND 742 CATHERINE STR  MEDFORD            OR     97501       $79,154.43
  600125114     LELIEFELD,TIMOTHY, JULIE   2510 WEST BLUE QUAIL COUR  DEAR PARK          WA     99006      $106,959.99
  600125115     GOODAN,HAROLD,PATRICIA     106 EAST STATE STREET      SAINT JOHN         WA     99171       $54,805.69
  600125122     SCHWARTZ,GARY H.           351 2ND AVENUE SOUTH       KETCHUM            ID     83340      $163,905.64
  600125123     ESPINOZA,RAMONA            15160 SOUTHWEST DAPHNE CO  BEAVERTON          OR     97007       $99,897.92
  600125126     ESPINOSA,SOCORRO           2756-2758 FOLSOM STREET    LOS ANGELES        CA     90033      $116,040.05
  600125127     STILL,PAYETTE S.           24505 80TH AVENUE EAST     GRAHAM             WA     98338       $81,919.03
  600125130     NEWTON,SYLVESTER,CLARE     1211 SOUTHWEST 132ND LANE  BURIEN             WA     98146       $80,544.53


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125099     WALTERS,DENNY,ANGIE          7.875      .250    7.625     .0400     7.585     01/01/2028
  600125100     BAUER,MICHAEL R.             8.000      .250    7.750     .0400     7.710     01/01/2028
  600125101     CASEY/BOSTWICK,TOM/MATT      8.625      .250    8.375     .0400     8.335     01/01/2028
  600125108     ENDICOTT/FALLON,KENNETH/M    8.875      .250    8.625     .0400     8.585     01/01/2028
  600125109     SETER,LANCE,BONITA           7.750      .250    7.500     .0400     7.460     01/01/2028
  600125110     VELOUDOS,MARKELLA            8.000      .250    7.750     .0400     7.710     01/01/2028
  600125113     FLINN,LARRY,CAROL            8.750      .250    8.500     .0400     8.460     01/01/2028
  600125114     LELIEFELD,TIMOTHY, JULIE     8.375      .250    8.125     .0400     8.085     12/01/2027
  600125115     GOODAN,HAROLD,PATRICIA       7.875      .250    7.625     .0400     7.585     12/01/2027
  600125122     SCHWARTZ,GARY H.             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125123     ESPINOZA,RAMONA              8.375      .250    8.125     .0400     8.085     01/01/2028
  600125126     ESPINOSA,SOCORRO             7.250      .250    7.000     .0400     6.960     09/01/2027
  600125127     STILL,PAYETTE S.             8.375      .250    8.125     .0400     8.085     01/01/2028
  600125130     NEWTON,SYLVESTER,CLARE       7.875      .250    7.625     .0400     7.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125099     WALTERS,DENNY,ANGIE        522702                       $733.77                  02/01/1998             360
  600125100     BAUER,MICHAEL R.           522703                     $1,238.59                  02/01/1998             360
  600125101     CASEY/BOSTWICK,TOM/MATT    522707                       $734.23                  02/01/1998             360
  600125108     ENDICOTT/FALLON,KENNETH/M  522726                       $745.92                  02/01/1998             360
  600125109     SETER,LANCE,BONITA         522731                       $365.37                  02/01/1998             360
  600125110     VELOUDOS,MARKELLA          522734                       $641.31                  02/01/1998             360
  600125113     FLINN,LARRY,CAROL          522743                       $623.07        12        02/01/1998             360
  600125114     LELIEFELD,TIMOTHY, JULIE   523566                       $814.04         2        02/01/1998             360
  600125115     GOODAN,HAROLD,PATRICIA     523884                       $398.79                  02/01/1998             360
  600125122     SCHWARTZ,GARY H.           526773                     $1,290.19                  02/01/1998             360
  600125123     ESPINOZA,RAMONA            526835                       $760.07                  02/01/1998             360
  600125126     ESPINOSA,SOCORRO           527327                       $794.74                  02/01/1998             360
  600125127     STILL,PAYETTE S.           528492                       $623.26                  02/01/1998             360
  600125130     NEWTON,SYLVESTER,CLARE     528701                       $584.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125099     WALTERS,DENNY,ANGIE                                                                           $126,500.00    N
  600125100     BAUER,MICHAEL R.                                                                              $211,000.00    N
  600125101     CASEY/BOSTWICK,TOM/MATT                                                                       $120,000.00    N
  600125108     ENDICOTT/FALLON,KENNETH/M                                                                     $125,000.00    N
  600125109     SETER,LANCE,BONITA                                                                             $94,000.00    N
  600125110     VELOUDOS,MARKELLA                                                                             $162,000.00    N
  600125113     FLINN,LARRY,CAROL                                                                              $88,000.00    N
  600125114     LELIEFELD,TIMOTHY, JULIE                                                                      $115,000.00    N
  600125115     GOODAN,HAROLD,PATRICIA                                                                         $92,000.00    N
  600125122     SCHWARTZ,GARY H.                                                                              $205,000.00    N
  600125123     ESPINOZA,RAMONA                                                                               $125,000.00    N
  600125126     ESPINOSA,SOCORRO                                                                              $215,000.00    N
  600125127     STILL,PAYETTE S.                                                                              $162,500.00    N
  600125130     NEWTON,SYLVESTER,CLARE                                                                        $107,500.00    N


 (vlegal.ace v1.4)                                                 Page   78
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125134     LEE,HEEK WOOK              12519 SOUTHEAST 72ND STRE  NEWCASTLE          WA     98056      $174,882.58
  600125139     CROZIER,RONALD,KAREN       484 EAST 200 SOUTH         JEROME             ID     83338      $191,871.17
  600125148     SHIZURU,MICHAEL            4689 ASHINGTON STREET      LAS VEGAS          NV     89117      $145,414.10
  600125162     BARNETT,DARLYNN            281 SOUTH 900 WEST         PAYSON             UT     84651       $99,936.23
  600125165     SAUZA,GENEVIEVE            1027 HOLLY AVENUE          IMPERIAL BEACH     CA     91932      $191,974.34
  600125168     PEREZ,MANUEL,ESPERANZ      500 CREEKSIDE LANE         MORGAN HILL        CA     95037      $156,702.54
  600125169     ROBINSON,ROBERT,DIANNE     3814 POLARIS DRIVE         LA MESA AREA       CA     91941      $164,255.45
  600125175     FAKE,MICHAEL,MARY          124 PAUL WITTKE DRIVE      HEALDSBURG         CA     95448      $190,543.11
  600125177     EWAIS,JERIEES,LULIA        12585 ASH HARBOR DRIVE     JACKSONVILLE       FL     32224       $85,441.16
  600125181     BUTTON,SHERYL              1517 KIRBY DRIVE           LAS VEGAS          NV     89117      $143,905.80
  600125182     PETERSON,REED              511 DELAWARE STREET        HUNTINGTON BEAC    CA     92648      $209,126.45
  600125197     BLAKEMAN,BRUCE, BARBARA    14118 57TH AVENUE NORTHWE  GIG HARBOR         WA     98332       $71,856.44
  600125198     SCHAFFER,JOHN, JANA        1806 MCCLELLAN STREET      RICHLAND           WA     99352       $26,085.74
  600125207     BERGHOLTZ,MELISSA R.       213 SOUTH DRIVE            FAIRHOPE           AL     36532      $217,454.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125134     LEE,HEEK WOOK                8.000      .250    7.750     .0400     7.710     01/01/2028
  600125139     CROZIER,RONALD,KAREN         8.000      .250    7.750     .0400     7.710     01/01/2028
  600125148     SHIZURU,MICHAEL              8.625      .250    8.375     .0400     8.335     01/01/2028
  600125162     BARNETT,DARLYNN              8.250      .250    8.000     .0400     7.960     01/01/2028
  600125165     SAUZA,GENEVIEVE              8.125      .250    7.875     .0400     7.835     01/01/2028
  600125168     PEREZ,MANUEL,ESPERANZ        8.375      .250    8.125     .0400     8.085     01/01/2028
  600125169     ROBINSON,ROBERT,DIANNE       8.750      .250    8.500     .0400     8.460     01/01/2028
  600125175     FAKE,MICHAEL,MARY            8.000      .250    7.750     .0400     7.710     12/01/2027
  600125177     EWAIS,JERIEES,LULIA          7.875      .250    7.625     .0400     7.585     01/01/2028
  600125181     BUTTON,SHERYL                8.125      .250    7.875     .0400     7.835     01/01/2028
  600125182     PETERSON,REED                8.625      .250    8.375     .0400     8.335     01/01/2028
  600125197     BLAKEMAN,BRUCE, BARBARA      8.500      .250    8.250     .0400     8.210     01/01/2028
  600125198     SCHAFFER,JOHN, JANA          9.000      .250    8.750     .0400     8.710     01/01/2028
  600125207     BERGHOLTZ,MELISSA R.         8.000      .250    7.750     .0400     7.710     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125134     LEE,HEEK WOOK              528897                     $1,284.09                  02/01/1998             360
  600125139     CROZIER,RONALD,KAREN       530379                     $1,408.83                  02/01/1998             360
  600125148     SHIZURU,MICHAEL            530557                     $1,131.68         2        02/01/1998             360
  600125162     BARNETT,DARLYNN            530723                       $751.27                  02/01/1998             360
  600125165     SAUZA,GENEVIEVE            530766                     $1,426.34                  02/01/1998             360
  600125168     PEREZ,MANUEL,ESPERANZ      530803                     $1,191.79                  02/01/1998             360
  600125169     ROBINSON,ROBERT,DIANNE     530832                     $1,292.94         2        02/01/1998             360
  600125175     FAKE,MICHAEL,MARY          532149                     $1,400.02                  02/01/1998             360
  600125177     EWAIS,JERIEES,LULIA        532560                       $619.93                  02/01/1998             360
  600125181     BUTTON,SHERYL              533874                     $1,069.20                  02/01/1998             360
  600125182     PETERSON,REED              534672                     $1,627.53                  02/01/1998             360
  600125197     BLAKEMAN,BRUCE, BARBARA    535772                       $552.85                  02/01/1998             360
  600125198     SCHAFFER,JOHN, JANA        535785                       $210.01         2        02/01/1998             360
  600125207     BERGHOLTZ,MELISSA R.       536701                     $1,596.67                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125134     LEE,HEEK WOOK                                                                                 $240,000.00    N
  600125139     CROZIER,RONALD,KAREN                                                                          $240,000.00    N
  600125148     SHIZURU,MICHAEL                                                                               $153,259.00    N
  600125162     BARNETT,DARLYNN                                                                               $150,000.00    N
  600125165     SAUZA,GENEVIEVE                                                                               $245,000.00    N
  600125168     PEREZ,MANUEL,ESPERANZ                                                                         $196,000.00    N
  600125169     ROBINSON,ROBERT,DIANNE                                                                        $173,000.00    N
  600125175     FAKE,MICHAEL,MARY                                                                             $238,508.00    N
  600125177     EWAIS,JERIEES,LULIA                                                                           $106,900.00    N
  600125181     BUTTON,SHERYL                                                                                 $180,000.00    N
  600125182     PETERSON,REED                                                                                 $279,000.00    N
  600125197     BLAKEMAN,BRUCE, BARBARA                                                                       $121,900.00    N
  600125198     SCHAFFER,JOHN, JANA                                                                            $29,000.00    N
  600125207     BERGHOLTZ,MELISSA R.                                                                          $272,000.00    N


 (vlegal.ace v1.4)                                                 Page   79
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125233     CHURCH,BEVERLY             14002 NORTH 49TH AVENUE #  GLENDALE           AZ     85306       $51,619.50
  600125250     GALLEGOS,MARIA             21751 WEST WILSON AVENUE   WITTMAN            AZ     85361       $56,968.87
  600125254     LEIGH,TAMI                 2219 WEST VERDE LANE       PHOENIX            AZ     85015       $60,936.11
  600125255     EDWARDS,DONA               1480 EAST BOTTLEBRUSH DRI  CHINO VALLEY       AZ     86323       $36,976.41
  600125258     YOUNG,DEREK                1908 NORTH MESA DRIVE      FLAGSTAFF          AZ     86001      $146,309.00
  600125259     DARLING/FEATHER,MICHAEL/P  7101 WEST BEARDSLEY ROAD   GLENDALE           AZ     85308       $78,729.66
  600125271     DRIGGS,RAUL,ROSA           427 S W 5TH AVENUE         MIAMI              FL     33130       $68,764.33
  600125295     VOLINI,LAUREN              50 LYLE COURT              STATEN ISLAND      NY     10306      $149,077.63
  600125297     LE PAGE,ANITA              228 MC NEAR CIRCLE         PETALUMA           CA     94952      $160,297.72
  600125304     MCGHEE,EVERETT             122 & 122 1/2 MONETA AVEN  BAKERSFIELD        CA     93308       $48,972.53
  600125306     ALI,WALID,SABA             4512 MAGNOLIA STREET       SALIDA             CA     95368       $39,427.86
  600125309     GULDEN,TRENTON             11385 PEORIA ROAD          BROWNS VALLEY      CA     95918      $133,916.71
  600125310     CONTRERAS,MAXIMILIAN,ANDR  1101 TIJERAS AVENUE N.W.   ALBUQUERQUE        NM     87102      $165,885.76
  600125311     HEIDEPRIEM,JEANIE,MARK     204 WINDWARD AVENUE        PISMO BEACH        CA     93449      $136,396.14


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125233     CHURCH,BEVERLY               8.625      .250    8.375     .0400     8.335     01/01/2028
  600125250     GALLEGOS,MARIA               9.000      .250    8.750     .0400     8.710     01/01/2028
  600125254     LEIGH,TAMI                   8.250      .250    8.000     .0400     7.960     01/01/2028
  600125255     EDWARDS,DONA                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600125258     YOUNG,DEREK                  8.375      .250    8.125     .0400     8.085     01/01/2028
  600125259     DARLING/FEATHER,MICHAEL/P    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125271     DRIGGS,RAUL,ROSA             9.250      .250    9.000     .0400     8.960     01/01/2028
  600125295     VOLINI,LAUREN                8.750      .250    8.500     .0400     8.460     12/01/2027
  600125297     LE PAGE,ANITA                8.250      .250    8.000     .0400     7.960     01/01/2028
  600125304     MCGHEE,EVERETT               8.875      .250    8.625     .0400     8.585     01/01/2028
  600125306     ALI,WALID,SABA               8.875      .250    8.625     .0400     8.585     01/01/2028
  600125309     GULDEN,TRENTON               8.375      .250    8.125     .0400     8.085     01/01/2028
  600125310     CONTRERAS,MAXIMILIAN,ANDR    7.875      .250    7.625     .0400     7.585     01/01/2028
  600125311     HEIDEPRIEM,JEANIE,MARK       7.375      .250    7.125     .0400     7.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125233     CHURCH,BEVERLY             537592                       $401.73                  02/01/1998             360
  600125250     GALLEGOS,MARIA             537686                       $458.63         2        02/01/1998             360
  600125254     LEIGH,TAMI                 537701                       $458.27                  02/01/1998             360
  600125255     EDWARDS,DONA               537703                       $277.97                  02/01/1998             360
  600125258     YOUNG,DEREK                537710                     $1,112.75                  02/01/1998             360
  600125259     DARLING/FEATHER,MICHAEL/P  537715                       $619.92                  02/01/1998             360
  600125271     DRIGGS,RAUL,ROSA           538545                       $566.00                  02/01/1998             360
  600125295     VOLINI,LAUREN              538887                     $1,174.15                  02/01/1998             360
  600125297     LE PAGE,ANITA              539076                     $1,205.03                  02/01/1998             360
  600125304     MCGHEE,EVERETT             540011                       $389.87                  02/01/1998             360
  600125306     ALI,WALID,SABA             540340                       $314.28                  02/01/1998             360
  600125309     GULDEN,TRENTON             540809                     $1,018.50                  02/01/1998             360
  600125310     CONTRERAS,MAXIMILIAN,ANDR  540826                     $1,203.62                  02/01/1998             360
  600125311     HEIDEPRIEM,JEANIE,MARK     540829                       $942.77                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125233     CHURCH,BEVERLY                                                                                 $64,900.00    N
  600125250     GALLEGOS,MARIA                                                                                 $60,000.00    N
  600125254     LEIGH,TAMI                                                                                     $86,000.00    N
  600125255     EDWARDS,DONA                                                                                   $60,000.00    N
  600125258     YOUNG,DEREK                                                                                   $183,000.00    N
  600125259     DARLING/FEATHER,MICHAEL/P                                                                      $98,500.00    N
  600125271     DRIGGS,RAUL,ROSA                                                                               $86,000.00    N
  600125295     VOLINI,LAUREN                                                                                 $199,000.00    N
  600125297     LE PAGE,ANITA                                                                                 $213,900.75    N
  600125304     MCGHEE,EVERETT                                                                                 $70,000.00    N
  600125306     ALI,WALID,SABA                                                                                 $54,500.00    N
  600125309     GULDEN,TRENTON                                                                                $200,000.00    N
  600125310     CONTRERAS,MAXIMILIAN,ANDR                                                                     $375,000.00    N
  600125311     HEIDEPRIEM,JEANIE,MARK                                                                        $195,000.00    N


 (vlegal.ace v1.4)                                                 Page   80
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125312     NGUYEN,DON,VAN             1204 STONEBROOK DRIVE      LOMPOC             CA     93436      $127,922.46
  600125314     LA RUE,SHEILA              4712 HOWE LANE             AUBURN             CA     95602      $122,619.74
  600125315     CHALPIN,SUSAN              14788 CITADEL WAY          GRASS VALLEY       CA     95945      $175,887.77
  600125317     THOMPSON,JOSEPH,DIANA      4364 WEST PALO ALTO AVENU  FRESNO             CA     93722       $74,356.07
  600125318     PARRA,ANSELMO,VIRGINI      1441 HOLM AVENUE           MODESTO            CA     95351       $68,206.48
  600125320     BUCHOLZ,RUTH               1765 BECKY COURT           RENO               NV     89503       $78,452.44
  600125322     RIJKE,ANTHONY,RUTH         42325 LAKESHORE BOULEVARD  AGUANGA            CA     92536      $134,840.01
  600125323     GALLARDO,MEDEL,ARLENE      11610 ASPEN VIEW DRIVE     SAN DIEGO          CA     92128      $194,219.60
  600125332     GRAYBILL,MARGARET          0017 HARMONY WAY           SILT               CO     81652      $116,927.28
  600125361     NUNLEY,W. KELLY,GRETCH     212 SOUTH 200 WEST         WALES              UT     84667       $74,950.94
  600125367     REID,DONALD                781 EAST 300 SOUTH         PROVO              UT     84606      $129,829.34
  600125368     REID,DONALD                783 EAST 300 SOUTH         PROVO              UT     84606      $129,829.34
  600125369     REID,DONALD                785 EAST 300 SOUTH         PROVO              UT     84606      $129,829.34
  600125370     REID,DONALD                787 EAST 300 SOUTH         PROVO              UT     84606      $129,829.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125312     NGUYEN,DON,VAN               8.500      .250    8.250     .0400     8.210     01/01/2028
  600125314     LA RUE,SHEILA                8.125      .250    7.875     .0400     7.835     01/01/2028
  600125315     CHALPIN,SUSAN                8.250      .250    8.000     .0400     7.960     01/01/2028
  600125317     THOMPSON,JOSEPH,DIANA        8.625      .250    8.375     .0400     8.335     01/01/2028
  600125318     PARRA,ANSELMO,VIRGINI        8.250      .250    8.000     .0400     7.960     01/01/2028
  600125320     BUCHOLZ,RUTH                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600125322     RIJKE,ANTHONY,RUTH           8.625      .250    8.375     .0400     8.335     12/01/2027
  600125323     GALLARDO,MEDEL,ARLENE        8.000      .250    7.750     .0400     7.710     01/01/2028
  600125332     GRAYBILL,MARGARET            8.375      .250    8.125     .0400     8.085     01/01/2028
  600125361     NUNLEY,W. KELLY,GRETCH       8.125      .250    7.875     .0400     7.835     01/01/2028
  600125367     REID,DONALD                  8.125      .250    7.875     .0400     7.835     12/01/2027
  600125368     REID,DONALD                  8.125      .250    7.875     .0400     7.835     12/01/2027
  600125369     REID,DONALD                  8.125      .250    7.875     .0400     7.835     12/01/2027
  600125370     REID,DONALD                  8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125312     NGUYEN,DON,VAN             540835                       $984.21                  02/01/1998             360
  600125314     LA RUE,SHEILA              540870                       $911.04                  02/01/1998             360
  600125315     CHALPIN,SUSAN              540882                     $1,322.23                  02/01/1998             360
  600125317     THOMPSON,JOSEPH,DIANA      540888                       $578.68                  02/01/1998             360
  600125318     PARRA,ANSELMO,VIRGINI      540894                       $512.74                  02/01/1998             360
  600125320     BUCHOLZ,RUTH               540898                       $603.60                  02/01/1998             360
  600125322     RIJKE,ANTHONY,RUTH         541176                     $1,050.02                  02/01/1998             360
  600125323     GALLARDO,MEDEL,ARLENE      541244                     $1,426.07                  02/01/1998             360
  600125332     GRAYBILL,MARGARET          543215                       $889.28                  02/01/1998             360
  600125361     NUNLEY,W. KELLY,GRETCH     543433                       $556.87                  02/01/1998             360
  600125367     REID,DONALD                543474                       $965.25                  02/01/1998             360
  600125368     REID,DONALD                543475                       $965.25                  02/01/1998             360
  600125369     REID,DONALD                543476                       $965.25                  02/01/1998             360
  600125370     REID,DONALD                543477                       $965.25                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125312     NGUYEN,DON,VAN                                                                                $160,000.00    N
  600125314     LA RUE,SHEILA                                                                                 $270,000.00    N
  600125315     CHALPIN,SUSAN                                                                                 $220,000.00    N
  600125317     THOMPSON,JOSEPH,DIANA                                                                          $93,000.00    N
  600125318     PARRA,ANSELMO,VIRGINI                                                                          $91,000.00    N
  600125320     BUCHOLZ,RUTH                                                                                  $132,000.00    N
  600125322     RIJKE,ANTHONY,RUTH                                                                            $180,000.00    N
  600125323     GALLARDO,MEDEL,ARLENE                                                                         $242,980.00    N
  600125332     GRAYBILL,MARGARET                                                                             $173,000.00    N
  600125361     NUNLEY,W. KELLY,GRETCH                                                                        $135,000.00    N
  600125367     REID,DONALD                                                                                   $225,000.00    N
  600125368     REID,DONALD                                                                                   $226,000.00    N
  600125369     REID,DONALD                                                                                   $225,000.00    N
  600125370     REID,DONALD                                                                                   $225,000.00    N


 (vlegal.ace v1.4)                                                 Page   81
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125383     TOLLY,BRETT,SUSAN          0885 COUNTY ROAD 127       GLENWOOD SPRING    CO     81601      $159,897.97
  600125384     SMITH,PIERRE,KARYN         164 COUNTRY CLUB           STANSBURY PARK     UT     84074      $119,431.24
  600125397     CAMP,BRAD,LISA             8134 SOUTH GRAMBLING WAY   SANDY              UT     84094      $204,625.96
  600125400     BROOKS,TERESA              162-164 HARRISON BOULEVAR  OGDEN              UT     84404       $95,947.56
  600125402     ROACH,MARTIN,GAIL          1965 WEST 4100 SOUTH       TAYLORSVILLE       UT     84119       $59,966.36
  600125406     GREENALL,EDWARD,HEATHER    11945 SOUTH CEDAR RIDGE C  SANDY              UT     84094       $93,941.57
  600125413     WARD,RYAN                  447 EAST 1560 NORTH        PLEASANT GROVE     UT     84062      $114,328.90
  600125417     FINLAYSON,STEVE,JERALDINE  724 WEST 1720 NORTH        PROVO              UT     84604       $89,148.68
  600125418     THOMPSON,NINA L.           473 SOUTH 575 EAST         SANTAQUIN          UT     84655       $49,968.92
  600125421     SCHMEISER,DAVID            5539 SOUTH CHINA CLAY DRI  SALT LAKE CITY     UT     84118       $69,951.83
  600125422     LLOYD,MARK,WENDY           1483 WEST 8230 SOUTH       WEST JORDAN        UT     84088      $147,555.84
  600125424     JEPPSEN,PETER,CAROLYN      225 NORTH 10O WEST         SPANISH FORK       UT     84660       $99,940.96
  600125426     BOGUS,MICHAEL,WENDI        2250 WEST 3RD AVENUE       DURANGO            CO     81301      $175,893.38
  600125427     OLSEN,JAMIE                2492 WEST OQUIRRH VIEW DR  RIVERTON           UT     84065      $117,526.91


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125383     TOLLY,BRETT,SUSAN            8.250      .250    8.000     .0400     7.960     01/01/2028
  600125384     SMITH,PIERRE,KARYN           8.750      .250    8.500     .0400     8.460     01/01/2028
  600125397     CAMP,BRAD,LISA               8.500      .250    8.250     .0400     8.210     01/01/2028
  600125400     BROOKS,TERESA                9.000      .250    8.750     .0400     8.710     01/01/2028
  600125402     ROACH,MARTIN,GAIL            8.875      .250    8.625     .0400     8.585     01/01/2028
  600125406     GREENALL,EDWARD,HEATHER      8.375      .250    8.125     .0400     8.085     01/01/2028
  600125413     WARD,RYAN                    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125417     FINLAYSON,STEVE,JERALDINE    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125418     THOMPSON,NINA L.             8.375      .250    8.125     .0400     8.085     01/01/2028
  600125421     SCHMEISER,DAVID              7.875      .250    7.625     .0400     7.585     01/01/2028
  600125422     LLOYD,MARK,WENDY             8.250      .250    8.000     .0400     7.960     01/01/2028
  600125424     JEPPSEN,PETER,CAROLYN        8.625      .250    8.375     .0400     8.335     01/01/2028
  600125426     BOGUS,MICHAEL,WENDI          8.500      .250    8.250     .0400     8.210     01/01/2028
  600125427     OLSEN,JAMIE                  8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125383     TOLLY,BRETT,SUSAN          543604                     $1,202.03                  02/01/1998             360
  600125384     SMITH,PIERRE,KARYN         543606                       $940.11                  02/01/1998             360
  600125397     CAMP,BRAD,LISA             543669                     $1,574.35                  02/01/1998             360
  600125400     BROOKS,TERESA              543684                       $772.44                  02/01/1998             360
  600125402     ROACH,MARTIN,GAIL          543698                       $477.39                  02/01/1998             360
  600125406     GREENALL,EDWARD,HEATHER    543719                       $714.47                  02/01/1998             360
  600125413     WARD,RYAN                  543761                       $869.52                  02/01/1998             360
  600125417     FINLAYSON,STEVE,JERALDINE  543797                       $701.74                  02/01/1998             360
  600125418     THOMPSON,NINA L.           543804                       $380.04                  02/01/1998             360
  600125421     SCHMEISER,DAVID            543814                       $507.55                  02/01/1998             360
  600125422     LLOYD,MARK,WENDY           543818                     $1,109.25                  02/01/1998             360
  600125424     JEPPSEN,PETER,CAROLYN      543821                       $777.79                  02/01/1998             360
  600125426     BOGUS,MICHAEL,WENDI        543826                     $1,353.29                  02/01/1998             360
  600125427     OLSEN,JAMIE                543836                       $893.84                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125383     TOLLY,BRETT,SUSAN                                                                             $260,000.00    N
  600125384     SMITH,PIERRE,KARYN                                                                            $150,000.00    N
  600125397     CAMP,BRAD,LISA                                                                                $273,000.00    N
  600125400     BROOKS,TERESA                                                                                 $120,000.00    N
  600125402     ROACH,MARTIN,GAIL                                                                             $100,000.00    N
  600125406     GREENALL,EDWARD,HEATHER                                                                       $135,000.00    N
  600125413     WARD,RYAN                                                                                     $143,000.00    N
  600125417     FINLAYSON,STEVE,JERALDINE                                                                     $111,500.00    N
  600125418     THOMPSON,NINA L.                                                                              $120,450.00    N
  600125421     SCHMEISER,DAVID                                                                               $111,000.00    N
  600125422     LLOYD,MARK,WENDY                                                                              $184,595.00    N
  600125424     JEPPSEN,PETER,CAROLYN                                                                         $182,000.00    N
  600125426     BOGUS,MICHAEL,WENDI                                                                           $220,000.00    N
  600125427     OLSEN,JAMIE                                                                                   $147,000.00    N


 (vlegal.ace v1.4)                                                 Page   82
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125440     HAHN,ROGER/CINDY           128 NORTHWEST 58TH STREET  NEWPORT            OR     97365       $74,950.94
  600125446     DAVIDSON,DAVID J.,VICKI    27404 ERICKSON ROAD        EUGENE             OR     97402      $167,892.87
  600125447     SALMON,EDITH J             1708 SOUTH SANDOZ ROAD     NEWBERG            OR     97132      $164,891.56
  600125448     ARNSBERG,ROBERT LARRY      13006 SOUTH FREEMAN ROAD   MULINO             OR     97042      $220,362.95
  600125454     WILLIAMS,ROBERT L.,TONI    582 SOUTH ELK CREEK ROAD   DRAIN              OR     97435      $109,933.37
  600125457     ENRIGHT,BRENDAN            139-141 WARREN STREET      OREGON CITY        OR     97045       $99,943.94
  600125459     HUTCHISON,SCOTT,BARBARA    1442 NORTHEAST SEWARD AVE  BEND               OR     97701      $155,905.49
  600125461     KIEST,LAURIE A.            6900 ROWAN ROAD            NESKOWIN           OR     97149      $203,863.12
  600125464     DICKEY,MELODEE             16905 SOUTHEAST PINE STRE  PORTLAND           OR     97233       $91,941.33
  600125465     CILUAGA SR.,JOHN M.,LABER  4530 NORTH MAPLE GROVE RO  BOISE              ID     83704       $68,954.87
  600125471     ANNUS,KATHRYN C.           2733 SOUTHEAST KELLY STRE  PORTLAND           OR     97202       $99,936.23
  600125472     TAMANG,JULIA KING,KIRP     4860 NORTHWEST 186TH AVEN  PORTLAND           OR     97229      $143,912.76
  600125473     MALOY,ROBERT S.            8336 SOUTHWEST 52ND AVENU  PORTLAND           OR     97219      $130,197.19
  600125474     PANCOAST,JERI L.           4742 2ND AVENUE SOUTHEAST  SALEM              OR     97302       $69,957.59


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125440     HAHN,ROGER/CINDY             8.125      .250    7.875     .0400     7.835     01/01/2028
  600125446     DAVIDSON,DAVID J.,VICKI      8.250      .250    8.000     .0400     7.960     01/01/2028
  600125447     SALMON,EDITH J               8.375      .250    8.125     .0400     8.085     01/01/2028
  600125448     ARNSBERG,ROBERT LARRY        8.375      .250    8.125     .0400     8.085     01/01/2028
  600125454     WILLIAMS,ROBERT L.,TONI      8.500      .250    8.250     .0400     8.210     01/01/2028
  600125457     ENRIGHT,BRENDAN              8.875      .250    8.625     .0400     8.585     01/01/2028
  600125459     HUTCHISON,SCOTT,BARBARA      8.500      .250    8.250     .0400     8.210     01/01/2028
  600125461     KIEST,LAURIE A.              8.000      .250    7.750     .0400     7.710     01/01/2028
  600125464     DICKEY,MELODEE               8.250      .250    8.000     .0400     7.960     01/01/2028
  600125465     CILUAGA SR.,JOHN M.,LABER    8.125      .250    7.875     .0400     7.835     01/01/2028
  600125471     ANNUS,KATHRYN C.             8.250      .250    8.000     .0400     7.960     01/01/2028
  600125472     TAMANG,JULIA KING,KIRP       8.500      .250    8.250     .0400     8.210     01/01/2028
  600125473     MALOY,ROBERT S.              8.250      .250    8.000     .0400     7.960     01/01/2028
  600125474     PANCOAST,JERI L.             8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125440     HAHN,ROGER/CINDY           544032                       $556.87                  02/01/1998             360
  600125446     DAVIDSON,DAVID J.,VICKI    544257                     $1,262.13                  02/01/1998             360
  600125447     SALMON,EDITH J             544273                     $1,254.12                  02/01/1998             360
  600125448     ARNSBERG,ROBERT LARRY      544298                     $1,675.96         2        02/01/1998             360
  600125454     WILLIAMS,ROBERT L.,TONI    544327                       $845.80                  02/01/1998             360
  600125457     ENRIGHT,BRENDAN            544374                       $795.64                  02/01/1998             360
  600125459     HUTCHISON,SCOTT,BARBARA    544376                     $1,199.51                  02/01/1998             360
  600125461     KIEST,LAURIE A.            544395                     $1,496.88                  02/01/1998             360
  600125464     DICKEY,MELODEE             544447                       $691.17                  02/01/1998             360
  600125465     CILUAGA SR.,JOHN M.,LABER  544451                       $512.32                  02/01/1998             360
  600125471     ANNUS,KATHRYN C.           544478                       $751.27                  02/01/1998             360
  600125472     TAMANG,JULIA KING,KIRP     544484                     $1,107.24                  02/01/1998             360
  600125473     MALOY,ROBERT S.            544506                       $980.40                  02/01/1998             360
  600125474     PANCOAST,JERI L.           544508                       $538.24                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125440     HAHN,ROGER/CINDY                                                                              $116,500.00    N
  600125446     DAVIDSON,DAVID J.,VICKI                                                                       $210,000.00    N
  600125447     SALMON,EDITH J                                                                                $249,800.00    N
  600125448     ARNSBERG,ROBERT LARRY                                                                         $245,000.00    N
  600125454     WILLIAMS,ROBERT L.,TONI                                                                       $150,000.00    N
  600125457     ENRIGHT,BRENDAN                                                                               $125,000.00    N
  600125459     HUTCHISON,SCOTT,BARBARA                                                                       $195,000.00    N
  600125461     KIEST,LAURIE A.                                                                               $255,000.00    N
  600125464     DICKEY,MELODEE                                                                                $115,000.00    N
  600125465     CILUAGA SR.,JOHN M.,LABER                                                                      $93,000.00    N
  600125471     ANNUS,KATHRYN C.                                                                              $125,000.00    N
  600125472     TAMANG,JULIA KING,KIRP                                                                        $180,000.00    N
  600125473     MALOY,ROBERT S.                                                                               $174,000.00    N
  600125474     PANCOAST,JERI L.                                                                              $100,000.00    N


 (vlegal.ace v1.4)                                                 Page   83
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125481     THORESON,CHRIS/SHARON      5135 GREENSBOROUGH COURT   LAKE OSWEGO        OR     97035      $199,862.36
  600125482     MILLER,ROBERT S.           10126 NORTH ANDREW STREET  SPOKANE            WA     99218       $51,069.83
  600125483     MUNN,KEITH, ANITA          1114 NORTHEAST STAFFORD S  PORTLAND           OR     97211       $78,703.51
  600125484     DENNISON,MICHAEL           9390-9392 SOUTHWEST TANGE  TIGARD             OR     97223      $135,921.76
  600125487     BARRON,ENRIQUE             11900/02 SOUTHEAST 5TH ST  VANCOUVER          WA     98683      $125,834.73
  600125490     PAGENKOPF,LINDA J.         6135 NORTHEAST BRYANT STR  PORTLAND           OR     97218       $85,544.00
  600125493     HOBBS,JANET P.             12690 WILD ROSE LANE       NAMPA              ID     83686       $84,934.38
  600125495     WOODCOOK,BART B            12911 288TH AVENUE COURT   BUCKLEY            WA     98321      $124,916.12
  600125497     HESS,ALVIN/ELEANOR         1620 SOUTHEAST 48TH AVENU  PORTLAND           OR     97215      $132,601.52
  600125498     FIELDING,JAMES DARRELL     53827 PINE GROVE ROAD      LAPINE             OR     97739      $119,919.48
  600125501     NOFIELD,RICHARD, KELLY     332 SUNSET BOULEVARD       CANNON BEACH       OR     97110      $122,323.92
  600125503     GRANT,LINDA L              93 SCRIVER BLUFF ROAD      GARDEN VALLEY      ID     83622      $186,381.08
  600125505     VAN DEVENDER,KENNETH,CHER  3791 ONYX ST & 1315 EAST   EUGENE             OR     97405      $124,924.28
  600125508     HARTSELL,GARRY             3004 EAST 13TH STREET      VANCOUVER          WA     98661       $24,984.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125481     THORESON,CHRIS/SHARON        7.875      .250    7.625     .0400     7.585     01/01/2028
  600125482     MILLER,ROBERT S.             8.625      .250    8.375     .0400     8.335     01/01/2028
  600125483     MUNN,KEITH, ANITA            8.625      .250    8.375     .0400     8.335     01/01/2028
  600125484     DENNISON,MICHAEL             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125487     BARRON,ENRIQUE               9.250      .250    9.000     .0400     8.960     01/01/2028
  600125490     PAGENKOPF,LINDA J.           8.125      .250    7.875     .0400     7.835     01/01/2028
  600125493     HOBBS,JANET P.               8.250      .250    8.000     .0400     7.960     01/01/2028
  600125495     WOODCOOK,BART B              8.000      .250    7.750     .0400     7.710     01/01/2028
  600125497     HESS,ALVIN/ELEANOR           7.500      .250    7.250     .0400     7.210     01/01/2028
  600125498     FIELDING,JAMES DARRELL       8.000      .250    7.750     .0400     7.710     01/01/2028
  600125501     NOFIELD,RICHARD, KELLY       8.375      .250    8.125     .0400     8.085     01/01/2028
  600125503     GRANT,LINDA L                8.250      .250    8.000     .0400     7.960     01/01/2028
  600125505     VAN DEVENDER,KENNETH,CHER    8.500      .250    8.250     .0400     8.210     01/01/2028
  600125508     HARTSELL,GARRY               8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125481     THORESON,CHRIS/SHARON      544560                     $1,450.14                  02/01/1998             360
  600125482     MILLER,ROBERT S.           544561                       $397.45                  02/01/1998             360
  600125483     MUNN,KEITH, ANITA          544569                       $612.51         7        02/01/1998             360
  600125484     DENNISON,MICHAEL           544570                     $1,069.91                  02/01/1998             360
  600125487     BARRON,ENRIQUE             544598                     $1,035.75         7        02/01/1998             360
  600125490     PAGENKOPF,LINDA J.         544605                       $635.58                  02/01/1998             360
  600125493     HOBBS,JANET P.             544626                       $638.58                  02/01/1998             360
  600125495     WOODCOOK,BART B            544634                       $917.21                  02/01/1998             360
  600125497     HESS,ALVIN/ELEANOR         544674                       $927.86                  02/01/1998             360
  600125498     FIELDING,JAMES DARRELL     544682                       $880.52                  02/01/1998             360
  600125501     NOFIELD,RICHARD, KELLY     544709                       $930.33                  02/01/1998             360
  600125503     GRANT,LINDA L              544723                     $1,401.11                  02/01/1998             360
  600125505     VAN DEVENDER,KENNETH,CHER  544728                       $961.14                  02/01/1998             360
  600125508     HARTSELL,GARRY             544732                       $190.02                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125481     THORESON,CHRIS/SHARON                                                                         $281,000.00    N
  600125482     MILLER,ROBERT S.                                                                               $73,000.00    N
  600125483     MUNN,KEITH, ANITA                                                                              $87,500.00    N
  600125484     DENNISON,MICHAEL                                                                              $170,000.00    N
  600125487     BARRON,ENRIQUE                                                                                $139,900.00    N
  600125490     PAGENKOPF,LINDA J.                                                                            $107,000.00    N
  600125493     HOBBS,JANET P.                                                                                $115,000.00    N
  600125495     WOODCOOK,BART B                                                                               $195,000.00    N
  600125497     HESS,ALVIN/ELEANOR                                                                            $168,000.00    N
  600125498     FIELDING,JAMES DARRELL                                                                        $220,000.00    N
  600125501     NOFIELD,RICHARD, KELLY                                                                        $144,000.00    N
  600125503     GRANT,LINDA L                                                                                 $275,000.00    N
  600125505     VAN DEVENDER,KENNETH,CHER                                                                     $171,000.00    N
  600125508     HARTSELL,GARRY                                                                                 $94,000.00    N


 (vlegal.ace v1.4)                                                 Page   84
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125510     SPRAGUE,DONALD/EILEEN      7901 SLEEPY HOLLOW ROAD N  WOODBURN           OR     97071      $216,965.06
  600125511     OVERTURF,EUGENE/RUTH       324 WEST CRESTWOOD DRIVE   NAMPA              ID     83686       $66,008.94
  600125512     CANTU,RENE/KAREN           495 SYCAMORE AVENUE        WOODBURN           OR     97071       $99,940.96
  600125514     MILEY,DAVID, DONNA         40060 MERTZ DRIVE SOUTHEA  STAYTON            OR     97383      $127,402.62
  600125518     BARLOW/BUELL,JOSEPH/CHARL  10473 NORTHWEST OAK LANE   REDMOND            OR     97756      $121,918.14
  600125522     LENDRUM/THARP,DAVID,MARGA  2224 NORTHEAST 11TH AVENU  PORTLAND           OR     97212       $74,953.39
  600125523     ZABETI,HAMID               14867 SOUTHWEST 116TH PLA  TIGARD             OR     97224      $220,359.40
  600125524     BLACK,PAUL W.              7185 LAKESIDE DRIVE NORTH  SALEM              OR     97305       $79,952.77
  600125528     LESETAR,ALEXANDER          5633 BLUEGRASS LANE        SAN JOSE           CA     95118      $106,928.20
  600125529     SHAPOSHNIKOV,MICHAEL,SIGF  300-304 EUCLID AVENUE      SAN FRANCISCO      CA     94118      $164,886.45
  600125530     COLUMBINI,LLOYD,THERESA    701 PROSPECT HEIGHTS       SANTA CRUZ         CA     95065      $162,699.96
  600125540     BROWN,ERIC,MARY BETH       923 MOUNTAIN VIEW DRIVE    LAFAYETTE          CA     94549      $215,865.74
  600125541     PARADISE,VIRGINIA          27115 MAINE STREET         TOMALES            CA     94971      $103,130.75
  600125544     CHENG,JACK/AMY             13398 CHRISTIE DRIVE       SARATOGA           CA     95070      $219,840.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125510     SPRAGUE,DONALD/EILEEN        8.375      .250    8.125     .0400     8.085     01/01/2028
  600125511     OVERTURF,EUGENE/RUTH         8.375      .250    8.125     .0400     8.085     01/01/2028
  600125512     CANTU,RENE/KAREN             8.625      .250    8.375     .0400     8.335     01/01/2028
  600125514     MILEY,DAVID, DONNA           8.500      .250    8.250     .0400     8.210     01/01/2028
  600125518     BARLOW/BUELL,JOSEPH/CHARL    8.000      .250    7.750     .0400     7.710     01/01/2028
  600125522     LENDRUM/THARP,DAVID,MARGA    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125523     ZABETI,HAMID                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600125524     BLACK,PAUL W.                8.625      .250    8.375     .0400     8.335     01/01/2028
  600125528     LESETAR,ALEXANDER            8.000      .250    7.750     .0400     7.710     01/01/2028
  600125529     SHAPOSHNIKOV,MICHAEL,SIGF    7.875      .250    7.625     .0400     7.585     01/01/2028
  600125530     COLUMBINI,LLOYD,THERESA      7.500      .250    7.250     .0400     7.210     12/01/2027
  600125540     BROWN,ERIC,MARY BETH         8.375      .250    8.125     .0400     8.085     01/01/2028
  600125541     PARADISE,VIRGINIA            8.000      .250    7.750     .0400     7.710     01/01/2028
  600125544     CHENG,JACK/AMY               7.625      .250    7.375     .0400     7.335     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125510     SPRAGUE,DONALD/EILEEN      544745                     $1,650.12                  02/01/1998             360
  600125511     OVERTURF,EUGENE/RUTH       544747                       $502.03                  02/01/1998             360
  600125512     CANTU,RENE/KAREN           544751                       $777.79                  02/01/1998             360
  600125514     MILEY,DAVID, DONNA         544756                       $980.36                  02/01/1998             360
  600125518     BARLOW/BUELL,JOSEPH/CHARL  544815                       $895.19                  02/01/1998             360
  600125522     LENDRUM/THARP,DAVID,MARGA  544846                       $570.05                  02/01/1998             360
  600125523     ZABETI,HAMID               544847                     $1,656.54                  02/01/1998             360
  600125524     BLACK,PAUL W.              544854                       $622.23                  02/01/1998             360
  600125528     LESETAR,ALEXANDER          545710                       $785.13                  02/01/1998             360
  600125529     SHAPOSHNIKOV,MICHAEL,SIGF  545740                     $1,196.36                  02/01/1998             360
  600125530     COLUMBINI,LLOYD,THERESA    545894                     $1,139.72                  02/01/1998             360
  600125540     BROWN,ERIC,MARY BETH       546700                     $1,641.76                  02/01/1998             360
  600125541     PARADISE,VIRGINIA          546727                       $757.25                  02/01/1998             360
  600125544     CHENG,JACK/AMY             546766                     $1,557.15                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125510     SPRAGUE,DONALD/EILEEN                                                                         $271,400.00    N
  600125511     OVERTURF,EUGENE/RUTH                                                                           $84,500.00    N
  600125512     CANTU,RENE/KAREN                                                                              $125,000.00    N
  600125514     MILEY,DAVID, DONNA                                                                            $150,000.00    N
  600125518     BARLOW/BUELL,JOSEPH/CHARL                                                                     $152,500.00    N
  600125522     LENDRUM/THARP,DAVID,MARGA                                                                     $221,000.00    N
  600125523     ZABETI,HAMID                                                                                  $315,000.00    N
  600125524     BLACK,PAUL W.                                                                                 $250,000.00    N
  600125528     LESETAR,ALEXANDER                                                                             $209,000.00    N
  600125529     SHAPOSHNIKOV,MICHAEL,SIGF                                                                     $690,000.00    N
  600125530     COLUMBINI,LLOYD,THERESA                                                                       $238,000.00    N
  600125540     BROWN,ERIC,MARY BETH                                                                          $270,000.00    N
  600125541     PARADISE,VIRGINIA                                                                             $129,000.00    N
  600125544     CHENG,JACK/AMY                                                                                $440,000.00    N


 (vlegal.ace v1.4)                                                 Page   85
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125553     SAYLORS,WILLIAM            180 FLITTNER CIRCLE        THOUSAND OAKS      CA     91360       $91,945.68
  600125554     WALKER,LAWRENCE            1015, 1017, 1019, 1019 1/  LOS ANGELES        CA     90044      $133,242.86
  600125557     BERARDI,VICTOR,JEAN        306 NORTH LEMON STREET     ANAHEIM            CA     92805       $69,908.11
  600125558     GUSINOW,MITCHELL,CAROL     5430 TRUCKEE COURT         LAS VEGAS          NV     89122       $94,392.78
  600125560     GARRITY,THOMAS,ROBIN       3695 FOREST AVENUE         YORBA LINDA        CA     92886      $130,123.13
  600125561     MILLER,PHILLIP             6381 BROWN CIRCLE          HUNTINGTON BEAC    CA     92647       $54,964.03
  600125564     FAKINOS,FRANK              12322 DELTA STREET         GARDEN GROVE       CA     92840      $127,116.79
  600125567     PYGATT,TAMI                3590 GARDENIA AVENUE       LONG BEACH         CA     90807      $139,115.67
  600125579     ALCANTARA,AQUILINO,LETITI  2248 SUMMERWIND CIRCLE     HENDERSON          NV     89012      $201,077.46
  600125580     LAM,RAYMOND                9173 IMPERIAL CASTLE COUR  LAS VEGAS          NV     89117      $196,436.92
  600125586     REED,CHRISTIE              2825 THIRD AVENUE #402     SAN DIEGO          CA     92103       $83,945.05
  600125588     BHATNAGAR,PRAMOD,KARUNA    364 LEGACY DRIVE           HENDERSON          NV     89014      $111,139.26
  600125594     POPKO,WANDA                7839 HUMMINGBIRD LANE      SAN DIEGO          CA     92123       $34,977.11
  600125598     MCCALLISTER,BEVERLY        2033 GARNET GABLE AVENUE   LAS VEGAS          NV     89106       $80,703.54


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125553     SAYLORS,WILLIAM              8.625      .250    8.375     .0400     8.335     01/01/2028
  600125554     WALKER,LAWRENCE              8.250      .250    8.000     .0400     7.960     11/01/2027
  600125557     BERARDI,VICTOR,JEAN          8.125      .250    7.875     .0400     7.835     12/01/2027
  600125558     GUSINOW,MITCHELL,CAROL       8.500      .250    8.250     .0400     8.210     01/01/2028
  600125560     GARRITY,THOMAS,ROBIN         8.625      .250    8.375     .0400     8.335     01/01/2028
  600125561     MILLER,PHILLIP               8.125      .250    7.875     .0400     7.835     01/01/2028
  600125564     FAKINOS,FRANK                8.125      .250    7.875     .0400     7.835     01/01/2028
  600125567     PYGATT,TAMI                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600125579     ALCANTARA,AQUILINO,LETITI    8.500      .250    8.250     .0400     8.210     01/01/2028
  600125580     LAM,RAYMOND                  8.750      .250    8.500     .0400     8.460     01/01/2028
  600125586     REED,CHRISTIE                8.125      .250    7.875     .0400     7.835     01/01/2028
  600125588     BHATNAGAR,PRAMOD,KARUNA      9.000      .250    8.750     .0400     8.710     01/01/2028
  600125594     POPKO,WANDA                  8.125      .250    7.875     .0400     7.835     01/01/2028
  600125598     MCCALLISTER,BEVERLY          8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125553     SAYLORS,WILLIAM            547863                       $715.57                  02/01/1998             360
  600125554     WALKER,LAWRENCE            547884                     $1,002.94                  02/01/1998             360
  600125557     BERARDI,VICTOR,JEAN        548165                       $519.75                  02/01/1998             360
  600125558     GUSINOW,MITCHELL,CAROL     548203                       $726.24                  02/01/1998             360
  600125560     GARRITY,THOMAS,ROBIN       548218                     $1,012.68                  02/01/1998             360
  600125561     MILLER,PHILLIP             548220                       $408.37                  02/01/1998             360
  600125564     FAKINOS,FRANK              548236                       $944.46                  02/01/1998             360
  600125567     PYGATT,TAMI                548313                     $1,070.33                  02/01/1998             360
  600125579     ALCANTARA,AQUILINO,LETITI  548709                     $1,547.05                  02/01/1998             360
  600125580     LAM,RAYMOND                548712                     $1,546.26         2        02/01/1998             360
  600125586     REED,CHRISTIE              548886                       $623.70                  02/01/1998             360
  600125588     BHATNAGAR,PRAMOD,KARUNA    548936                       $894.74                  02/01/1998             360
  600125594     POPKO,WANDA                549040                       $259.87                  02/01/1998             360
  600125598     MCCALLISTER,BEVERLY        549170                       $635.26                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125553     SAYLORS,WILLIAM                                                                               $115,000.00    N
  600125554     WALKER,LAWRENCE                                                                               $200,000.00    N
  600125557     BERARDI,VICTOR,JEAN                                                                           $143,000.00    N
  600125558     GUSINOW,MITCHELL,CAROL                                                                        $134,935.00    N
  600125560     GARRITY,THOMAS,ROBIN                                                                          $186,000.00    N
  600125561     MILLER,PHILLIP                                                                                $195,000.00    N
  600125564     FAKINOS,FRANK                                                                                 $159,000.00    N
  600125567     PYGATT,TAMI                                                                                   $174,000.00    N
  600125579     ALCANTARA,AQUILINO,LETITI                                                                     $251,545.00    N
  600125580     LAM,RAYMOND                                                                                   $218,430.00    N
  600125586     REED,CHRISTIE                                                                                 $105,000.00    N
  600125588     BHATNAGAR,PRAMOD,KARUNA                                                                       $139,000.00    N
  600125594     POPKO,WANDA                                                                                   $120,000.00    N
  600125598     MCCALLISTER,BEVERLY                                                                           $100,990.00    N


 (vlegal.ace v1.4)                                                 Page   86
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125607     BOLANDER,JAMES             11186 SAN MATEO DRIVE      LOMA LINDA         CA     92354       $61,959.44
  600125610     SOBEL,RAYMOND,SHEREE       12672 SPRINGBROOK DRIVE #  SAN DIEGO          CA     92128       $67,406.79
  600125626     WARD,DOUGLAS,JAQUELY       344 NORTH GREENWOOD DRIVE  SHORELINE          WA     98133      $162,249.09
  600125637     JOHNSON,GARY,ANN           19020 SOUTHEAST LAKE HOLM  AUBURN             WA     98092      $149,896.78
  600125640     JENSEN,ELEANOR M.          3288 SOUTH SHORELINE DRIV  CAMANO ISLAND      WA     98292      $143,004.06
  600125641     LOVELY/TYLER,MICHAEL/RAMO  EAST BOULDER ROAD, HC 59   MCLEOD             MT     59052       $91,944.27
  600125644     REICHEL,RODNEY,TERRYL      3885 POWERS ROAD           LOON LAKE          WA     99148       $46,470.35
  600125645     WOLOSYN,ROBERT,MICHELE     805 NORTH PACIFIC AVENUE   KELSO              WA     98626       $55,928.33
  600125652     SCHMIDT,WILLIAM            509 32ND AVENUE SOUTH      SEATTLE            WA     98144      $168,902.77
  600125655     ADLER,DENNIS,CHRISTIN      3920 WEST JAY STREET       PASCO              WA     99301       $81,695.15
  600125656     CANIMO,ZENAIDA T.          3412 169TH AVENUE NORTHEA  BELLEVUE           WA     98008      $169,891.60
  600125661     CHRISTENSEN,KENNETH,BEVER  695 HANLEY AVENUE          DALTON GARDENS     ID     83815      $128,927.68
  600125668     RAPP,DONALD,JILL           4863B HIGHWAY 20           CONCRETE           WA     98237      $209,872.78
  600125676     RASMUSSEN,GENE R.          32303 & 32309 BIRD STREET  CARNATION          WA     98014       $75,556.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125607     BOLANDER,JAMES               8.125      .250    7.875     .0400     7.835     01/01/2028
  600125610     SOBEL,RAYMOND,SHEREE         7.875      .250    7.625     .0400     7.585     12/01/2027
  600125626     WARD,DOUGLAS,JAQUELY         8.375      .250    8.125     .0400     8.085     01/01/2028
  600125637     JOHNSON,GARY,ANN             7.875      .250    7.625     .0400     7.585     01/01/2028
  600125640     JENSEN,ELEANOR M.            8.375      .250    8.125     .0400     8.085     01/01/2028
  600125641     LOVELY/TYLER,MICHAEL/RAMO    8.500      .250    8.250     .0400     8.210     01/01/2028
  600125644     REICHEL,RODNEY,TERRYL        8.250      .250    8.000     .0400     7.960     01/01/2028
  600125645     WOLOSYN,ROBERT,MICHELE       8.250      .250    8.000     .0400     7.960     12/01/2027
  600125652     SCHMIDT,WILLIAM              8.750      .250    8.500     .0400     8.460     01/01/2028
  600125655     ADLER,DENNIS,CHRISTIN        8.000      .250    7.750     .0400     7.710     01/01/2028
  600125656     CANIMO,ZENAIDA T.            8.250      .250    8.000     .0400     7.960     01/01/2028
  600125661     CHRISTENSEN,KENNETH,BEVER    8.875      .250    8.625     .0400     8.585     01/01/2028
  600125668     RAPP,DONALD,JILL             8.500      .250    8.250     .0400     8.210     01/01/2028
  600125676     RASMUSSEN,GENE R.            8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125607     BOLANDER,JAMES             549282                       $460.35                  02/01/1998             360
  600125610     SOBEL,RAYMOND,SHEREE       549373                       $489.42                  02/01/1998             360
  600125626     WARD,DOUGLAS,JAQUELY       549521                     $1,233.98                  02/01/1998             360
  600125637     JOHNSON,GARY,ANN           549698                     $1,087.60                  02/01/1998             360
  600125640     JENSEN,ELEANOR M.          549710                     $1,090.70                  02/01/1998             360
  600125641     LOVELY/TYLER,MICHAEL/RAMO  549736                       $707.40                  02/01/1998             360
  600125644     REICHEL,RODNEY,TERRYL      549762                       $349.34                  02/01/1998             360
  600125645     WOLOSYN,ROBERT,MICHELE     549781                       $420.71                  02/01/1998             360
  600125652     SCHMIDT,WILLIAM            549839                     $1,329.52                  02/01/1998             360
  600125655     ADLER,DENNIS,CHRISTIN      549854                       $599.85                  02/01/1998             360
  600125656     CANIMO,ZENAIDA T.          549858                     $1,277.15                  02/01/1998             360
  600125661     CHRISTENSEN,KENNETH,BEVER  549915                     $1,026.38                  02/01/1998             360
  600125668     RAPP,DONALD,JILL           549967                     $1,614.72                  02/01/1998             360
  600125676     RASMUSSEN,GENE R.          549999                       $594.75                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125607     BOLANDER,JAMES                                                                                 $77,500.00    N
  600125610     SOBEL,RAYMOND,SHEREE                                                                          $122,000.00    N
  600125626     WARD,DOUGLAS,JAQUELY                                                                          $191,000.00    N
  600125637     JOHNSON,GARY,ANN                                                                              $200,000.00    N
  600125640     JENSEN,ELEANOR M.                                                                             $249,000.00    N
  600125641     LOVELY/TYLER,MICHAEL/RAMO                                                                     $115,000.00    N
  600125644     REICHEL,RODNEY,TERRYL                                                                         $115,000.00    N
  600125645     WOLOSYN,ROBERT,MICHELE                                                                         $80,000.00    N
  600125652     SCHMIDT,WILLIAM                                                                               $330,000.00    N
  600125655     ADLER,DENNIS,CHRISTIN                                                                         $102,200.00    N
  600125656     CANIMO,ZENAIDA T.                                                                             $225,000.00    N
  600125661     CHRISTENSEN,KENNETH,BEVER                                                                     $165,000.00    N
  600125668     RAPP,DONALD,JILL                                                                              $280,000.00    N
  600125676     RASMUSSEN,GENE R.                                                                             $108,000.00    N


 (vlegal.ace v1.4)                                                 Page   87
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125678     SPIEGEL,DAVID H.           2511 EAST YESLER WAY       SEATTLE            WA     98122      $129,928.99
  600125684     WOOD,DAWN                  774 EASTSIDE HIGHWAY       CORVALLIS          MT     59828       $55,966.94
  600125691     GANNIE,OSMAN,SHAHEEDA      1940 JUDD STREET NORTHEAS  OLYMPIA            WA     98506      $143,910.50
  600125694     KIM,JAE, TRACY             2137 NORTH 159TH STREET    SHORELINE          WA     98133      $137,912.00
  600125695     COEUILLE,JOHN,CANDI        2650 SOUTHWEST TALON LOOP  OAK HARBOR         WA     98277      $145,911.56
  600125697     SMITH,GEORGE, SUSAN        6744 JONES AVENUE NORTHWE  SEATTLE            WA     98117      $154,908.49
  600125698     WENHOLZ,WARD,NANETTE       422 ASPEN WAY              FLORENCE           MT     59833      $174,394.29
  600125700     LAMBSON,CHARLES O.         5812 MEADOW VISTA DRIVE    FLORENCE           MT     59833      $132,523.72
  600125702     WEAVER,MICHAEL JR          4035 162ND AVENUE SOUTHEA  BELLEVUE           WA     98006      $151,103.58
  600125703     PETERSON,MARK              32720 2ND AVENUE SOUTHWES  FEDERAL WAY        WA     98003      $143,910.50
  600125708     LEE,CHOONG, YOUNG          238 NORTHWEST 201ST STREE  SHORELINE          WA     98177      $145,507.16
  600125712     ROBESON/HANDLEN,D.DALENE/  751 SKYE COURT             POST FALLS         ID     83854      $199,865.80
  600125713     PRATT,LARRY, SANDRA        1814 BITTERROOT DRIVE      BILLINGS           MT     59105       $74,949.68
  600125714     JOHNSON,CHARLES,VICKI      4618 159TH STREET SOUTHWE  LYNNWOOD           WA     98037       $99,942.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125678     SPIEGEL,DAVID H.             9.000      .250    8.750     .0400     8.710     01/01/2028
  600125684     WOOD,DAWN                    8.625      .250    8.375     .0400     8.335     01/01/2028
  600125691     GANNIE,OSMAN,SHAHEEDA        8.375      .250    8.125     .0400     8.085     01/01/2028
  600125694     KIM,JAE, TRACY               8.250      .250    8.000     .0400     7.960     01/01/2028
  600125695     COEUILLE,JOHN,CANDI          8.500      .250    8.250     .0400     8.210     01/01/2028
  600125697     SMITH,GEORGE, SUSAN          8.625      .250    8.375     .0400     8.335     01/01/2028
  600125698     WENHOLZ,WARD,NANETTE         8.500      .250    8.250     .0400     8.210     01/01/2028
  600125700     LAMBSON,CHARLES O.           8.750      .250    8.500     .0400     8.460     01/01/2028
  600125702     WEAVER,MICHAEL JR            8.250      .250    8.000     .0400     7.960     01/01/2028
  600125703     PETERSON,MARK                8.375      .250    8.125     .0400     8.085     01/01/2028
  600125708     LEE,CHOONG, YOUNG            8.250      .250    8.000     .0400     7.960     01/01/2028
  600125712     ROBESON/HANDLEN,D.DALENE/    8.000      .250    7.750     .0400     7.710     01/01/2028
  600125713     PRATT,LARRY, SANDRA          8.000      .250    7.750     .0400     7.710     01/01/2028
  600125714     JOHNSON,CHARLES,VICKI        8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125678     SPIEGEL,DAVID H.           550017                     $1,046.01                  02/01/1998             360
  600125684     WOOD,DAWN                  550045                       $435.56                  02/01/1998             360
  600125691     GANNIE,OSMAN,SHAHEEDA      550106                     $1,094.50                  02/01/1998             360
  600125694     KIM,JAE, TRACY             550134                     $1,036.75                  02/01/1998             360
  600125695     COEUILLE,JOHN,CANDI        550136                     $1,122.61                  02/01/1998             360
  600125697     SMITH,GEORGE, SUSAN        550148                     $1,205.57                  02/01/1998             360
  600125698     WENHOLZ,WARD,NANETTE       550151                     $1,341.75                  02/01/1998             360
  600125700     LAMBSON,CHARLES O.         550158                     $1,043.16                  02/01/1998             360
  600125702     WEAVER,MICHAEL JR          550181                     $1,135.92         2        02/01/1998             360
  600125703     PETERSON,MARK              550184                     $1,094.50                  02/01/1998             360
  600125708     LEE,CHOONG, YOUNG          550207                     $1,093.84                  02/01/1998             360
  600125712     ROBESON/HANDLEN,D.DALENE/  550224                     $1,467.53                  02/01/1998             360
  600125713     PRATT,LARRY, SANDRA        550232                       $550.32                  02/01/1998             360
  600125714     JOHNSON,CHARLES,VICKI      550235                       $786.70                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125678     SPIEGEL,DAVID H.                                                                              $162,500.00    N
  600125684     WOOD,DAWN                                                                                      $80,000.00    N
  600125691     GANNIE,OSMAN,SHAHEEDA                                                                         $180,000.00    N
  600125694     KIM,JAE, TRACY                                                                                $193,000.00    N
  600125695     COEUILLE,JOHN,CANDI                                                                           $182,500.00    N
  600125697     SMITH,GEORGE, SUSAN                                                                           $230,000.00    N
  600125698     WENHOLZ,WARD,NANETTE                                                                          $225,000.00    N
  600125700     LAMBSON,CHARLES O.                                                                            $156,000.00    N
  600125702     WEAVER,MICHAEL JR                                                                             $168,000.00    N
  600125703     PETERSON,MARK                                                                                 $185,000.00    N
  600125708     LEE,CHOONG, YOUNG                                                                             $208,000.00    N
  600125712     ROBESON/HANDLEN,D.DALENE/                                                                     $250,000.00    N
  600125713     PRATT,LARRY, SANDRA                                                                           $112,000.00    N
  600125714     JOHNSON,CHARLES,VICKI                                                                         $157,990.00    N


 (vlegal.ace v1.4)                                                 Page   88
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125715     VAN WINKLE,RONALD,DEBBIE   1238 WEST 11TH STREET      PORT ANGELES       WA     98363       $83,946.44
  600125717     DOLL,ELLAMAE               15717 ORDWAY DRIVE SE      YELM               WA     98597       $85,472.54
  600125718     LEASURE,JOHN,CHONG         2675 NE CLEVELAND          GRESHAM            OR     97030      $150,706.27
  600125719     GISH/MCREYNOLDS,KATHLEEN/  1475 JAMES HOWE ROAD       DALLAS             OR     97338      $168,516.98
  600125720     AFFATATI,RALPH             13217-13219 PARK STREET    WHITTIER           CA     90601      $187,771.41
  600125721     HATT,JUDY                  15995 MCBEE ROAD           DALLAS             OR     97338      $194,774.79
  600125722     JENNE,BEVERLY              2014 SOUTHWEST 306TH LANE  FEDERAL WAY        WA     98023      $129,163.28
  600125732     BARNETT,ANABELLE           40 CEMETARY LANE           TOWNSEND           MT     59644      $107,861.79
  600125734     ARBOGAST,JACK, MARILYN     10826 DEEPWOOD DRIVE SE    LAKEWOOD           WA     98498      $135,651.79
  600125736     HEITMAN/BARRATT,JEFFREY/N  135 LINCOLN AVENUE         CAMP MEEKER        CA     95419      $154,903.66
  600125737     MAHONEY,ERIN               15080 CANYON SIX ROAD      GUERNEVILLE        CA     95446       $68,356.38
  600125738     SMITH,JEFFERY,ELIZABE      8480 LORETTO AVENUE        COTATI             CA     94931      $113,921.55
  600125739     TORRES,JIM L.,JUDY L.      955 KINGWOOD STREET        SANTA ROSA         CA     95401      $127,414.45
  600125740     HOGGATT/WATSON,JOHN/DIANN  1470 WILLOW LANE           WILLITS            CA     95490       $70,757.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125715     VAN WINKLE,RONALD,DEBBIE     8.250      .250    8.000     .0400     7.960     01/01/2028
  600125717     DOLL,ELLAMAE                 7.500      .250    7.250     .0400     7.210     12/01/2027
  600125718     LEASURE,JOHN,CHONG           8.375      .250    8.125     .0400     8.085     01/01/2028
  600125719     GISH/MCREYNOLDS,KATHLEEN/    7.875      .250    7.625     .0400     7.585     12/01/2027
  600125720     AFFATATI,RALPH               8.500      .250    8.250     .0400     8.210     12/01/2027
  600125721     HATT,JUDY                    8.750      .250    8.500     .0400     8.460     12/01/2027
  600125722     JENNE,BEVERLY                8.000      .250    7.750     .0400     7.710     01/01/2028
  600125732     BARNETT,ANABELLE             8.250      .250    8.000     .0400     7.960     12/01/2027
  600125734     ARBOGAST,JACK, MARILYN       8.250      .250    8.000     .0400     7.960     11/01/2027
  600125736     HEITMAN/BARRATT,JEFFREY/N    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125737     MAHONEY,ERIN                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600125738     SMITH,JEFFERY,ELIZABE        7.875      .250    7.625     .0400     7.585     01/01/2028
  600125739     TORRES,JIM L.,JUDY L.        8.000      .250    7.750     .0400     7.710     01/01/2028
  600125740     HOGGATT/WATSON,JOHN/DIANN    8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125715     VAN WINKLE,RONALD,DEBBIE   550237                       $631.06                  02/01/1998             360
  600125717     DOLL,ELLAMAE               550269                       $598.53                  02/01/1998             360
  600125718     LEASURE,JOHN,CHONG         550276                     $1,146.19                  02/01/1998             360
  600125719     GISH/MCREYNOLDS,KATHLEEN/  550278                     $1,223.55                  02/01/1998             360
  600125720     AFFATATI,RALPH             550280                     $1,445.56                  02/01/1998             360
  600125721     HATT,JUDY                  550282                     $1,534.07                  02/01/1998             360
  600125722     JENNE,BEVERLY              550285                       $948.39                  02/01/1998             360
  600125732     BARNETT,ANABELLE           550348                       $811.37                  02/01/1998             360
  600125734     ARBOGAST,JACK, MARILYN     550391                     $1,021.72                  02/01/1998             360
  600125736     HEITMAN/BARRATT,JEFFREY/N  550526                     $1,178.11         2        02/01/1998             360
  600125737     MAHONEY,ERIN               550546                       $513.87                  02/01/1998             360
  600125738     SMITH,JEFFERY,ELIZABE      550584                       $826.58                  02/01/1998             360
  600125739     TORRES,JIM L.,JUDY L.      550586                       $935.55                  02/01/1998             360
  600125740     HOGGATT/WATSON,JOHN/DIANN  550594                       $544.39                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125715     VAN WINKLE,RONALD,DEBBIE                                                                      $105,000.00    N
  600125717     DOLL,ELLAMAE                                                                                  $107,000.00    N
  600125718     LEASURE,JOHN,CHONG                                                                            $188,500.00    N
  600125719     GISH/MCREYNOLDS,KATHLEEN/                                                                     $225,000.00    N
  600125720     AFFATATI,RALPH                                                                                $235,000.00    N
  600125721     HATT,JUDY                                                                                     $250,000.00    N
  600125722     JENNE,BEVERLY                                                                                 $175,000.00    N
  600125732     BARNETT,ANABELLE                                                                              $135,000.00    N
  600125734     ARBOGAST,JACK, MARILYN                                                                        $171,000.00    N
  600125736     HEITMAN/BARRATT,JEFFREY/N                                                                     $163,500.00    N
  600125737     MAHONEY,ERIN                                                                                   $85,500.00    N
  600125738     SMITH,JEFFERY,ELIZABE                                                                         $166,000.00    N
  600125739     TORRES,JIM L.,JUDY L.                                                                         $170,000.00    N
  600125740     HOGGATT/WATSON,JOHN/DIANN                                                                      $88,500.00    N


 (vlegal.ace v1.4)                                                 Page   89
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125741     NEIN,SAMUEL B.             13308 WYANDOT STREET       WESTMINSTER        CO     80234      $132,408.81
  600125742     NAHMAN/PEPPER,MICHAEL,PAM  1130 CIVIC CENTER DRIVE    ROHNERT PARK       CA     94928      $144,707.67
  600125743     ROBERTS,GEOFFREY           2698 SPYGLASS DRIVE        PISMO BEACH        CA     93449      $105,932.41
  600125744     DANCHUK,DAVID,MARY         61 REDWOOD COURT           SANTA ROSA         CA     95409       $51,967.68
  600125745     BECKER,RAYMOND             1616 TAINTER STREET        ST. HELENA         CA     94574      $114,920.86
  600125746     CRIVELLO/BAKER,FRANK,KARE  2496 PLACER DRIVE          SANTA ROSA         CA     95401      $144,902.71
  600125747     MAHER,RICHARD,ANNE         2003 LARCHMONT CIRCLE      FAIRFIELD          CA     94533       $95,732.39
  600125748     MAHER,RICHARD,ANNE         6046 LAKEVIEW CIRCLE       FAIRFIELD          CA     94533      $102,427.66
  600125750     BROWN,ANDREA               603 MADISON STREET         NAPA               CA     94559      $126,327.28
  600125753     LYNCH,BEVERLY              3101 NW 47 TERRACE  # 120  LAUDERDALE LAKE    FL     33319       $32,178.56
  600125763     BOULOUS,LUKE,JULIA         500 W HAWKEYE AVENUE 105,  TURLOCK            CA     95380      $135,122.21
  600125766     FOURNIER,RICHARD,BARBARA   252 ARCADIA DRIVE          GRASS VALLEY       CA     95945      $134,120.77
  600125768     HODGE/STRATFULL,LES/KATHL  508 SEMPLE STREET          MODESTO            CA     95354       $67,108.26
  600125770     HEAD,HIDEKO                1174 WEST BIRCH AVENUE     PINEDALE           CA     93650       $45,168.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125741     NEIN,SAMUEL B.               7.875      .250    7.625     .0400     7.585     01/01/2028
  600125742     NAHMAN/PEPPER,MICHAEL,PAM    8.250      .250    8.000     .0400     7.960     01/01/2028
  600125743     ROBERTS,GEOFFREY             8.250      .250    8.000     .0400     7.960     01/01/2028
  600125744     DANCHUK,DAVID,MARY           8.375      .250    8.125     .0400     8.085     01/01/2028
  600125745     BECKER,RAYMOND               7.875      .250    7.625     .0400     7.585     01/01/2028
  600125746     CRIVELLO/BAKER,FRANK,KARE    8.000      .250    7.750     .0400     7.710     01/01/2028
  600125747     MAHER,RICHARD,ANNE           7.750      .250    7.500     .0400     7.460     01/01/2028
  600125748     MAHER,RICHARD,ANNE           7.750      .250    7.500     .0400     7.460     01/01/2028
  600125750     BROWN,ANDREA                 8.750      .250    8.500     .0400     8.460     01/01/2028
  600125753     LYNCH,BEVERLY                8.750      .250    8.500     .0400     8.460     01/01/2028
  600125763     BOULOUS,LUKE,JULIA           8.750      .250    8.500     .0400     8.460     01/01/2028
  600125766     FOURNIER,RICHARD,BARBARA     8.625      .250    8.375     .0400     8.335     01/01/2028
  600125768     HODGE/STRATFULL,LES/KATHL    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125770     HEAD,HIDEKO                  7.875      .250    7.625     .0400     7.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125741     NEIN,SAMUEL B.             550608                       $960.72                  02/01/1998             360
  600125742     NAHMAN/PEPPER,MICHAEL,PAM  550622                     $1,087.83                  02/01/1998             360
  600125743     ROBERTS,GEOFFREY           550626                       $796.34                  02/01/1998             360
  600125744     DANCHUK,DAVID,MARY         550639                       $395.24                  02/01/1998             360
  600125745     BECKER,RAYMOND             550642                       $833.83                  02/01/1998             360
  600125746     CRIVELLO/BAKER,FRANK,KARE  550673                     $1,063.96                  02/01/1998             360
  600125747     MAHER,RICHARD,ANNE         551294                       $686.32                  02/01/1998             360
  600125748     MAHER,RICHARD,ANNE         551295                       $734.32                  02/01/1998             360
  600125750     BROWN,ANDREA               551348                       $994.39                  02/01/1998             360
  600125753     LYNCH,BEVERLY              551454                       $254.10                  02/01/1998             360
  600125763     BOULOUS,LUKE,JULIA         551969                     $1,063.62                  02/01/1998             360
  600125766     FOURNIER,RICHARD,BARBARA   552152                     $1,043.79                  02/01/1998             360
  600125768     HODGE/STRATFULL,LES/KATHL  552208                       $510.39                  02/01/1998             360
  600125770     HEAD,HIDEKO                552255                       $327.73                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125741     NEIN,SAMUEL B.                                                                                $172,000.00    N
  600125742     NAHMAN/PEPPER,MICHAEL,PAM                                                                     $181,000.00    N
  600125743     ROBERTS,GEOFFREY                                                                              $136,000.00    N
  600125744     DANCHUK,DAVID,MARY                                                                             $65,000.00    N
  600125745     BECKER,RAYMOND                                                                                $185,000.00    N
  600125746     CRIVELLO/BAKER,FRANK,KARE                                                                     $194,000.00    N
  600125747     MAHER,RICHARD,ANNE                                                                            $123,000.00    N
  600125748     MAHER,RICHARD,ANNE                                                                            $129,000.00    N
  600125750     BROWN,ANDREA                                                                                  $158,000.00    N
  600125753     LYNCH,BEVERLY                                                                                  $47,000.00    N
  600125763     BOULOUS,LUKE,JULIA                                                                            $169,000.00    N
  600125766     FOURNIER,RICHARD,BARBARA                                                                      $167,750.00    N
  600125768     HODGE/STRATFULL,LES/KATHL                                                                     $102,000.00    N
  600125770     HEAD,HIDEKO                                                                                    $57,500.00    N


 (vlegal.ace v1.4)                                                 Page   90
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125772     ZUBILLAGA,MICHELLE         1080 ASHLEY WAY            SUSANVILLE         CA     96130      $112,979.73
  600125773     DE SOTO,MATEO              9297 NORTH BARTON AVENUE   FRESNO             CA     93720       $88,640.48
  600125775     NARP,JOHN,BETTY            475 HERITAGE LANE          LOS ALAMOS         CA     93440      $186,786.78
  600125777     BENTLEY,JOHN,BLYTH         560 2ND STREET             CHESTER            CA     96020       $93,944.51
  600125780     CARLISLE,ALAN              100 LOMBARDI LANE          BEAR VALLEY        CA     95223      $179,876.13
  600125781     LALL,PRITPAL,ANOOP         3817 DANO COURT            CERES              CA     95307       $71,954.09
  600125782     SMITH,ROBERT,DORIS         17072 PINE PEAK ROAD       GRASS VALLEY       CA     95945      $134,911.69
  600125783     BURNS,JAMES,BARBARA        83 WILDFLOWER LANE         GARBERVILLE        CA     95542      $199,878.84
  600125784     JORDAN,ANTHONY,JANET       5400 SIERRA VISTA ROAD     MURPHYS            CA     95247      $169,888.79
  600125785     BAUER,ANDREW,KAY           11594 SUTTERS MILL CIRCLE  GOLD RIVER         CA     95670      $189,890.69
  600125786     MCPARTLAND,JAMES,DEBORAH   8232-8238 AUGUSTA WAY      SACRAMENTO         CA     95828      $129,519.45
  600125787     MCPARTLAND,JAMES,DEBORAH   8224,8226,8228,8230 AUGUS  SACRAMENTO         CA     95828      $129,519.45
  600125789     JONES,JASON                81 OUR WAY                 CHICO              CA     95973       $85,445.48
  600125791     MASON,AMANDIA              300 SUTTER STREET          FOLSOM             CA     95630      $197,876.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125772     ZUBILLAGA,MICHELLE           8.375      .250    8.125     .0400     8.085     01/01/2028
  600125773     DE SOTO,MATEO                8.000      .250    7.750     .0400     7.710     01/01/2028
  600125775     NARP,JOHN,BETTY              8.500      .250    8.250     .0400     8.210     01/01/2028
  600125777     BENTLEY,JOHN,BLYTH           8.625      .250    8.375     .0400     8.335     01/01/2028
  600125780     CARLISLE,ALAN                7.875      .250    7.625     .0400     7.585     01/01/2028
  600125781     LALL,PRITPAL,ANOOP           8.250      .250    8.000     .0400     7.960     01/01/2028
  600125782     SMITH,ROBERT,DORIS           8.125      .250    7.875     .0400     7.835     01/01/2028
  600125783     BURNS,JAMES,BARBARA          8.500      .250    8.250     .0400     8.210     01/01/2028
  600125784     JORDAN,ANTHONY,JANET         8.125      .250    7.875     .0400     7.835     01/01/2028
  600125785     BAUER,ANDREW,KAY             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125786     MCPARTLAND,JAMES,DEBORAH     8.375      .250    8.125     .0400     8.085     01/01/2028
  600125787     MCPARTLAND,JAMES,DEBORAH     8.375      .250    8.125     .0400     8.085     01/01/2028
  600125789     JONES,JASON                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600125791     MASON,AMANDIA                8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125772     ZUBILLAGA,MICHELLE         552258                       $859.26         2        02/01/1998             360
  600125773     DE SOTO,MATEO              552265                       $650.85                  02/01/1998             360
  600125775     NARP,JOHN,BETTY            552277                     $1,437.10         2        02/01/1998             360
  600125777     BENTLEY,JOHN,BLYTH         552297                       $731.12                  02/01/1998             360
  600125780     CARLISLE,ALAN              552329                     $1,305.12                  02/01/1998             360
  600125781     LALL,PRITPAL,ANOOP         552344                       $540.91                  02/01/1998             360
  600125782     SMITH,ROBERT,DORIS         552355                     $1,002.37                  02/01/1998             360
  600125783     BURNS,JAMES,BARBARA        552362                     $1,537.83                  02/01/1998             360
  600125784     JORDAN,ANTHONY,JANET       552366                     $1,262.25                  02/01/1998             360
  600125785     BAUER,ANDREW,KAY           552378                     $1,494.73         2        02/01/1998             360
  600125786     MCPARTLAND,JAMES,DEBORAH   552386                       $985.05                  02/01/1998             360
  600125787     MCPARTLAND,JAMES,DEBORAH   552387                       $985.05                  02/01/1998             360
  600125789     JONES,JASON                552408                       $642.33                  02/01/1998             360
  600125791     MASON,AMANDIA              552454                     $1,504.94         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125772     ZUBILLAGA,MICHELLE                                                                            $119,000.00    N
  600125773     DE SOTO,MATEO                                                                                 $110,950.00    N
  600125775     NARP,JOHN,BETTY                                                                               $196,825.00    N
  600125777     BENTLEY,JOHN,BLYTH                                                                            $117,500.00    N
  600125780     CARLISLE,ALAN                                                                                 $275,000.00    N
  600125781     LALL,PRITPAL,ANOOP                                                                             $90,000.00    N
  600125782     SMITH,ROBERT,DORIS                                                                            $260,000.00    N
  600125783     BURNS,JAMES,BARBARA                                                                           $250,000.00    N
  600125784     JORDAN,ANTHONY,JANET                                                                          $217,168.00    N
  600125785     BAUER,ANDREW,KAY                                                                              $200,000.00    N
  600125786     MCPARTLAND,JAMES,DEBORAH                                                                      $162,000.00    N
  600125787     MCPARTLAND,JAMES,DEBORAH                                                                      $162,000.00    N
  600125789     JONES,JASON                                                                                   $173,000.00    N
  600125791     MASON,AMANDIA                                                                                 $220,000.00    N


 (vlegal.ace v1.4)                                                 Page   91
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125793     SITHIPHONE,TEX,ANNA        3325 & 3327 ALTOS AVENUE   SACRAMENTO         CA     95838       $87,252.31
  600125794     VOORHEES,C.RYAN            2301 SPIESS ROAD           ACAMPO             CA     95220      $149,909.13
  600125795     DUPELL,DAVID               14086 BROOKS ROAD          GRASS VALLEY       CA     95945      $164,897.44
  600125798     ARVAY,MATTHEW,KIMBERL      21523 FULL MOON COURT      GRASS VALLEY       CA     95949      $193,869.83
  600125799     LINK,GENEVA                232 DELTA LEAF WAY         SACRAMENTO         CA     95838       $64,957.48
  600125801     PEDRO,JOE,MONIQUE          23779 STATE HIGHWAY 49     AUBURN             CA     95602      $167,895.58
  600125803     BALIEL,JOHN,CHRISTINA      10446 ALEILANI LANE        ELK GROVE          CA     95624      $174,885.53
  600125804     THORNSBERRY,PHYLLISS       4409 PLANZ ROAD            BAKERSFIELD        CA     93309       $34,231.77
  600125805     DEVAULT,DAVID,BARBARA      2918 PONDEROSA LANE        SACRAMENTO         CA     95815       $63,961.23
  600125806     STROLE,DOUGLAS             13705 17TH AVENUE          LEMOORE            CA     93245       $93,685.48
  600125807     ASHORN,JOHN,GLORIA         174 BAXTER STREET          VALLEJO            CA     94590      $131,915.83
  600125809     BATMALE,PAUL               716 DOROTHY WAY            AUBURN             CA     95603       $72,759.19
  600125810     WYRICK,MARQUITA            329 UTAH AVENUE            OCEANO             CA     93445      $125,917.58
  600125812     MCDONALD,TIMOTHY,REBECCA   1775 MCKINLEY DRIVE        RENO               NV     89509      $187,086.59


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125793     SITHIPHONE,TEX,ANNA          9.000      .250    8.750     .0400     8.710     01/01/2028
  600125794     VOORHEES,C.RYAN              8.500      .250    8.250     .0400     8.210     01/01/2028
  600125795     DUPELL,DAVID                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600125798     ARVAY,MATTHEW,KIMBERL        8.000      .250    7.750     .0400     7.710     01/01/2028
  600125799     LINK,GENEVA                  8.125      .250    7.875     .0400     7.835     01/01/2028
  600125801     PEDRO,JOE,MONIQUE            8.375      .250    8.125     .0400     8.085     01/01/2028
  600125803     BALIEL,JOHN,CHRISTINA        8.125      .250    7.875     .0400     7.835     01/01/2028
  600125804     THORNSBERRY,PHYLLISS         9.125      .250    8.875     .0400     8.835     01/01/2028
  600125805     DEVAULT,DAVID,BARBARA        8.500      .250    8.250     .0400     8.210     01/01/2028
  600125806     STROLE,DOUGLAS               7.875      .250    7.625     .0400     7.585     01/01/2028
  600125807     ASHORN,JOHN,GLORIA           8.250      .250    8.000     .0400     7.960     01/01/2028
  600125809     BATMALE,PAUL                 8.875      .250    8.625     .0400     8.585     01/01/2028
  600125810     WYRICK,MARQUITA              8.125      .250    7.875     .0400     7.835     01/01/2028
  600125812     MCDONALD,TIMOTHY,REBECCA     8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125793     SITHIPHONE,TEX,ANNA        552546                       $702.44         2        02/01/1998             360
  600125794     VOORHEES,C.RYAN            552565                     $1,153.37                  02/01/1998             360
  600125795     DUPELL,DAVID               552567                     $1,254.12                  02/01/1998             360
  600125798     ARVAY,MATTHEW,KIMBERL      552570                     $1,423.50                  02/01/1998             360
  600125799     LINK,GENEVA                552573                       $482.62                  02/01/1998             360
  600125801     PEDRO,JOE,MONIQUE          552591                     $1,276.92                  02/01/1998             360
  600125803     BALIEL,JOHN,CHRISTINA      552604                     $1,299.37                  02/01/1998             360
  600125804     THORNSBERRY,PHYLLISS       552614                       $278.67         2        02/01/1998             360
  600125805     DEVAULT,DAVID,BARBARA      552619                       $492.10                  02/01/1998             360
  600125806     STROLE,DOUGLAS             552623                       $679.75                  02/01/1998             360
  600125807     ASHORN,JOHN,GLORIA         552625                       $991.67                  02/01/1998             360
  600125809     BATMALE,PAUL               552639                       $579.23                  02/01/1998             360
  600125810     WYRICK,MARQUITA            552640                       $935.55                  02/01/1998             360
  600125812     MCDONALD,TIMOTHY,REBECCA   552682                     $1,439.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125793     SITHIPHONE,TEX,ANNA                                                                            $97,000.00    N
  600125794     VOORHEES,C.RYAN                                                                               $235,000.00    N
  600125795     DUPELL,DAVID                                                                                  $300,000.00    N
  600125798     ARVAY,MATTHEW,KIMBERL                                                                         $285,000.00    N
  600125799     LINK,GENEVA                                                                                   $107,000.00    N
  600125801     PEDRO,JOE,MONIQUE                                                                             $210,000.00    N
  600125803     BALIEL,JOHN,CHRISTINA                                                                         $225,000.00    N
  600125804     THORNSBERRY,PHYLLISS                                                                           $38,109.00    N
  600125805     DEVAULT,DAVID,BARBARA                                                                          $80,000.00    N
  600125806     STROLE,DOUGLAS                                                                                $125,000.00    N
  600125807     ASHORN,JOHN,GLORIA                                                                            $165,000.00    N
  600125809     BATMALE,PAUL                                                                                   $91,000.00    N
  600125810     WYRICK,MARQUITA                                                                               $222,000.00    N
  600125812     MCDONALD,TIMOTHY,REBECCA                                                                      $234,000.00    N


 (vlegal.ace v1.4)                                                 Page   92
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125813     CAHILL,LINDA               166 MANZANITA COURT        CAMP NELSON        CA     93208       $63,958.13
  600125815     MOREHEAD,RITA,CHARLES      912 NORTH PARKWOOD COURT   VISALIA            CA     93291       $82,853.52
  600125816     NUNES,EMILY                2817 STONE TERRACE         MODESTO            CA     95355       $95,932.24
  600125817     BROWN,TOM,CAROL            723-725 EL CAMINO AVENUE   MODESTO            CA     95350       $76,461.37
  600125818     STAMAS,PETER,MARY          1200 OAKLAND AVENUE        ROSEVILLE          CA     95678       $97,431.19
  600125819     STAMAS,PETER,MARY          1202 OAKLAND AVENUE        ROSEVILLE          CA     95678       $97,431.19
  600125821     CURL/BALENGER,NORMAN/DAWN  4505 COUNTRYWOOD LANE      BAKERSFIELD        CA     93313       $27,584.12
  600125831     PETERSEN,STANFORD          7265 SOUTH 1950 EAST       SALT LAKE CITY     UT     84121       $64,959.60
  600125843     DEROSA,JOSEPH              2821 BUTTERMILK CIRCLE     COLORADO SPRING    CO     80918       $86,351.56
  600125846     HIER,KYLE                  888 LOGAN STREET           DENVER             CO     80203      $123,673.08
  600125850     HOLLY,JILL                 34511 NORTH U.S. HIGHWAY   DURANGO            CO     81301       $86,191.32
  600125854     TRAVIS,TOM                 3349 SOUTH UINTA COURT     DENVER             CO     80231      $131,111.97
  600125858     PEVEY,JAY,DANA             282 WEST GOLDEN AVENUE     LAYTON             UT     84041       $91,137.24
  600125859     SHURTLIFF,DONALD,JOAN      1531-1537 SOUTH 100 EAST   OREM               UT     84058       $76,955.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125813     CAHILL,LINDA                 8.125      .250    7.875     .0400     7.835     01/01/2028
  600125815     MOREHEAD,RITA,CHARLES        8.875      .250    8.625     .0400     8.585     01/01/2028
  600125816     NUNES,EMILY                  7.750      .250    7.500     .0400     7.460     01/01/2028
  600125817     BROWN,TOM,CAROL              9.375      .250    9.125     .0400     9.085     01/01/2028
  600125818     STAMAS,PETER,MARY            7.750      .250    7.500     .0400     7.460     01/01/2028
  600125819     STAMAS,PETER,MARY            7.750      .250    7.500     .0400     7.460     01/01/2028
  600125821     CURL/BALENGER,NORMAN/DAWN    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125831     PETERSEN,STANFORD            8.375      .250    8.125     .0400     8.085     01/01/2028
  600125843     DEROSA,JOSEPH                8.875      .250    8.625     .0400     8.585     01/01/2028
  600125846     HIER,KYLE                    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125850     HOLLY,JILL                   8.250      .250    8.000     .0400     7.960     01/01/2028
  600125854     TRAVIS,TOM                   8.000      .250    7.750     .0400     7.710     01/01/2028
  600125858     PEVEY,JAY,DANA               7.875      .250    7.625     .0400     7.585     01/01/2028
  600125859     SHURTLIFF,DONALD,JOAN        8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125813     CAHILL,LINDA               552684                       $475.20                  02/01/1998             360
  600125815     MOREHEAD,RITA,CHARLES      552690                       $659.59         2        02/01/1998             360
  600125816     NUNES,EMILY                552707                       $687.76                  02/01/1998             360
  600125817     BROWN,TOM,CAROL            552720                       $636.29        12        02/01/1998             360
  600125818     STAMAS,PETER,MARY          552722                       $698.50                  02/01/1998             360
  600125819     STAMAS,PETER,MARY          552729                       $698.50                  02/01/1998             360
  600125821     CURL/BALENGER,NORMAN/DAWN  552739                       $217.13                  02/01/1998             360
  600125831     PETERSEN,STANFORD          552931                       $494.05                  02/01/1998             360
  600125843     DEROSA,JOSEPH              553021                       $687.44                  02/01/1998             360
  600125846     HIER,KYLE                  553028                       $940.59                  02/01/1998             360
  600125850     HOLLY,JILL                 553032                       $647.97                  02/01/1998             360
  600125854     TRAVIS,TOM                 553046                       $962.70                  02/01/1998             360
  600125858     PEVEY,JAY,DANA             553185                       $661.26                  02/01/1998             360
  600125859     SHURTLIFF,DONALD,JOAN      553195                       $605.76                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125813     CAHILL,LINDA                                                                                   $80,000.00    N
  600125815     MOREHEAD,RITA,CHARLES                                                                          $92,550.00    N
  600125816     NUNES,EMILY                                                                                   $120,000.00    N
  600125817     BROWN,TOM,CAROL                                                                                $85,000.00    N
  600125818     STAMAS,PETER,MARY                                                                             $140,000.00    N
  600125819     STAMAS,PETER,MARY                                                                             $140,000.00    N
  600125821     CURL/BALENGER,NORMAN/DAWN                                                                      $34,500.00    N
  600125831     PETERSEN,STANFORD                                                                             $100,000.00    N
  600125843     DEROSA,JOSEPH                                                                               $1,340,000.00    N
  600125846     HIER,KYLE                                                                                     $165,000.00    N
  600125850     HOLLY,JILL                                                                                    $115,000.00    N
  600125854     TRAVIS,TOM                                                                                    $164,000.00    N
  600125858     PEVEY,JAY,DANA                                                                                $114,000.00    N
  600125859     SHURTLIFF,DONALD,JOAN                                                                         $247,000.00    N


 (vlegal.ace v1.4)                                                 Page   93
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125866     REEVES,CLAY                4693 SOUTH 1100 EAST       OGDEN              UT     84403      $185,487.57
  600125867     ARNOLD/CASSIDY,PHILLIP/CA  717 SOUTH 900 EAST         SALT LAKE CITY     UT     84103      $129,917.10
  600125875     BARRETT,MARY               3804 BROWN DRIVE SOUTHWES  ALBUQUERQUE        NM     87121       $65,463.28
  600125881     FLANDERS/BARRIG,LEE/YOLAN  2217 EAST MONTECITO AVENU  PHOENIX            AZ     85016      $111,930.39
  600125883     RISTAU,WILLIAM,CHIOU-I     4901 COMANCHE NORTHEAST    ALBUQUERQUE        NM     87110       $81,549.28
  600125889     NICHOLAS,VIVIAN            6261 EAST STAR VALLEY STR  MESA               AZ     85215      $171,895.80
  600125891     HOWELL,KATHLEEN, BRAD      119 NORTH HERITAGE LANE    PAYSON             AZ     85541       $87,629.95
  600125892     ARAGON,ALEX,MARTHA         22 LA ESCONDIDA ROAD       PERALTA            NM     87072      $211,864.81
  600125895     COX,STEVEN                 45202 CASTLE HOT SPRINGS   MORRISTOWN         AZ     85302      $199,878.84
  600125904     COOPER,DAVID,LEOKADIA      4414 EAST MEADOW DRIVE     PHOENIX            AZ     85032      $128,729.65
  600125905     ROSE,RICHARD,TINA          7123 EAST BAYWOOD AVENUE   MESA               AZ     85208       $44,974.11
  600125909     LORENZEN,JAN ERIK          10516 EAST FLOWER AVENUE   MESA               AZ     85208      $110,389.67
  600125915     CHANG,KUO-CHIANG,CHEN      8417 EAST CORONADO ROAD    SCOTTSDALE         AZ     85257       $79,857.48
  600125918     PUCCIO,KENNETH, LINDA      1801 NORTH THISTLE ROAD    FLAGSTAFF          AZ     86004      $122,234.92


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125866     REEVES,CLAY                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600125867     ARNOLD/CASSIDY,PHILLIP/CA    8.250      .250    8.000     .0400     7.960     01/01/2028
  600125875     BARRETT,MARY                 8.875      .250    8.625     .0400     8.585     01/01/2028
  600125881     FLANDERS/BARRIG,LEE/YOLAN    8.375      .250    8.125     .0400     8.085     01/01/2028
  600125883     RISTAU,WILLIAM,CHIOU-I       8.375      .250    8.125     .0400     8.085     01/01/2028
  600125889     NICHOLAS,VIVIAN              8.500      .250    8.250     .0400     8.210     01/01/2028
  600125891     HOWELL,KATHLEEN, BRAD        7.875      .250    7.625     .0400     7.585     01/01/2028
  600125892     ARAGON,ALEX,MARTHA           8.250      .250    8.000     .0400     7.960     01/01/2028
  600125895     COX,STEVEN                   8.500      .250    8.250     .0400     8.210     01/01/2028
  600125904     COOPER,DAVID,LEOKADIA        9.000      .250    8.750     .0400     8.710     01/01/2028
  600125905     ROSE,RICHARD,TINA            8.750      .250    8.500     .0400     8.460     01/01/2028
  600125909     LORENZEN,JAN ERIK            9.000      .250    8.750     .0400     8.710     01/01/2028
  600125915     CHANG,KUO-CHIANG,CHEN        9.125      .250    8.875     .0400     8.835     01/01/2028
  600125918     PUCCIO,KENNETH, LINDA        9.125      .250    8.875     .0400     8.835     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125866     REEVES,CLAY                553820                     $1,427.10                  02/01/1998             360
  600125867     ARNOLD/CASSIDY,PHILLIP/CA  553822                       $976.65                  02/01/1998             360
  600125875     BARRETT,MARY               553916                       $521.15                  02/01/1998             360
  600125881     FLANDERS/BARRIG,LEE/YOLAN  553964                       $851.28                  02/01/1998             360
  600125883     RISTAU,WILLIAM,CHIOU-I     553967                       $620.22                  02/01/1998             360
  600125889     NICHOLAS,VIVIAN            553981                     $1,322.53                  02/01/1998             360
  600125891     HOWELL,KATHLEEN, BRAD      553986                       $640.96                  02/01/1998             360
  600125892     ARAGON,ALEX,MARTHA         553987                     $1,592.69                  02/01/1998             360
  600125895     COX,STEVEN                 554004                     $1,537.83                  02/01/1998             360
  600125904     COOPER,DAVID,LEOKADIA      554038                     $1,036.35                  02/01/1998             360
  600125905     ROSE,RICHARD,TINA          554042                       $354.02                  02/01/1998             360
  600125909     LORENZEN,JAN ERIK          554064                       $888.71         2        02/01/1998             360
  600125915     CHANG,KUO-CHIANG,CHEN      554087                       $650.09                  02/01/1998             360
  600125918     PUCCIO,KENNETH, LINDA      554100                       $995.07                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125866     REEVES,CLAY                                                                                   $232,000.00    N
  600125867     ARNOLD/CASSIDY,PHILLIP/CA                                                                     $225,000.00    N
  600125875     BARRETT,MARY                                                                                   $84,000.00    N
  600125881     FLANDERS/BARRIG,LEE/YOLAN                                                                     $147,000.00    N
  600125883     RISTAU,WILLIAM,CHIOU-I                                                                        $102,000.00    N
  600125889     NICHOLAS,VIVIAN                                                                               $215,000.00    N
  600125891     HOWELL,KATHLEEN, BRAD                                                                         $130,000.00    N
  600125892     ARAGON,ALEX,MARTHA                                                                            $289,000.00    N
  600125895     COX,STEVEN                                                                                    $293,727.00    N
  600125904     COOPER,DAVID,LEOKADIA                                                                         $161,000.00    N
  600125905     ROSE,RICHARD,TINA                                                                              $67,000.00    N
  600125909     LORENZEN,JAN ERIK                                                                             $116,270.00    N
  600125915     CHANG,KUO-CHIANG,CHEN                                                                         $100,000.00    N
  600125918     PUCCIO,KENNETH, LINDA                                                                         $143,900.00    N


 (vlegal.ace v1.4)                                                 Page   94
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125921     NELSON,CAROLINE            3522 WEST 13TH PLACE       YUMA               AZ     85364      $106,333.86
  600125924     NORRIS,WILLIAM,CLARA       1632 WEST MORELOS STREET   CHANDLER           AZ     85224      $130,724.75
  600125925     HAMILTON,CARROLL           4301 NORTH 9TH AVENUE      PHOENIX            AZ     85013       $61,164.79
  600125926     HAMILTON,CARROLL           93 EAST ASHLAND AVENUE     PHOENIX            AZ     85016       $49,571.47
  600125929     JOHNSON/HUTCHI/,PAUL/SUSA  2481 FOX AVENUE            KINGMAN            AZ     86401      $111,136.02
  600125933     HAN,BOK,SARAH              8544 WEST MISSION LANE     PEORIA             AZ     85345       $96,889.74
  600125935     KHOURY,LUZ                 1411 WEST IMPALA AVENUE    MESA               AZ     85202      $104,435.04
  600125943     LIMPERIS,GEORGE            240 LIBERTY STREET         SAN FRANCISCO      CA     94114      $191,874.41
  600125953     RIFKIND,GARY,JOYCE         82 GRANADA DRIVE           CORTE MADERA       CA     94925      $214,452.31
  600125955     MURILLO,VIRGINIA           3317 CANNONGATE COURT      SAN JOSE           CA     95121      $126,926.93
  600125956     COLETTI,MARK               2010 YOSEMITE STREET       SEASIDE            CA     93955      $147,908.01
  600125959     CARBALLEDO,JOSE,MARIA      745 SHELTER CREEK LANE  #  SAN BRUNO          CA     94066      $131,168.43
  600125965     BRINSER,ROD,STACEY         119 BEEDE WAY              ANTIOCH            CA     94509      $215,737.37
  600125966     MCCREADY/BYRNE,LORRA/ANDR  12925 IRISH TOWN ROAD      PINE GROVE         CA     95665       $82,947.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125921     NELSON,CAROLINE              8.375      .250    8.125     .0400     8.085     01/01/2028
  600125924     NORRIS,WILLIAM,CLARA         8.750      .250    8.500     .0400     8.460     01/01/2028
  600125925     HAMILTON,CARROLL             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125926     HAMILTON,CARROLL             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125929     JOHNSON/HUTCHI/,PAUL/SUSA    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125933     HAN,BOK,SARAH                8.375      .250    8.125     .0400     8.085     01/01/2028
  600125935     KHOURY,LUZ                   8.375      .250    8.125     .0400     8.085     01/01/2028
  600125943     LIMPERIS,GEORGE              8.125      .250    7.875     .0400     7.835     01/01/2028
  600125953     RIFKIND,GARY,JOYCE           7.875      .250    7.625     .0400     7.585     01/01/2028
  600125955     MURILLO,VIRGINIA             8.750      .250    8.500     .0400     8.460     01/01/2028
  600125956     COLETTI,MARK                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600125959     CARBALLEDO,JOSE,MARIA        8.375      .250    8.125     .0400     8.085     01/01/2028
  600125965     BRINSER,ROD,STACEY           8.500      .250    8.250     .0400     8.210     12/01/2027
  600125966     MCCREADY/BYRNE,LORRA/ANDR    8.250      .250    8.000     .0400     7.960     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125921     NELSON,CAROLINE            554128                       $808.72                  02/01/1998             360
  600125924     NORRIS,WILLIAM,CLARA       554137                     $1,029.00         2        02/01/1998             360
  600125925     HAMILTON,CARROLL           554140                       $481.46                  02/01/1998             360
  600125926     HAMILTON,CARROLL           554141                       $390.20                  02/01/1998             360
  600125929     JOHNSON/HUTCHI/,PAUL/SUSA  554145                       $874.81                  02/01/1998             360
  600125933     HAN,BOK,SARAH              554166                       $736.89         2        02/01/1998             360
  600125935     KHOURY,LUZ                 554183                       $794.28         2        02/01/1998             360
  600125943     LIMPERIS,GEORGE            555167                     $1,425.59                  02/01/1998             360
  600125953     RIFKIND,GARY,JOYCE         555442                     $1,556.00                  02/01/1998             360
  600125955     MURILLO,VIRGINIA           555472                       $999.11                  02/01/1998             360
  600125956     COLETTI,MARK               555474                     $1,124.91                  02/01/1998             360
  600125959     CARBALLEDO,JOSE,MARIA      555564                       $997.59                  02/01/1998             360
  600125965     BRINSER,ROD,STACEY         555684                     $1,660.85                  02/01/1998             360
  600125966     MCCREADY/BYRNE,LORRA/ANDR  555690                       $623.55                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125921     NELSON,CAROLINE                                                                               $133,000.00    N
  600125924     NORRIS,WILLIAM,CLARA                                                                          $145,371.00    N
  600125925     HAMILTON,CARROLL                                                                               $76,500.00    N
  600125926     HAMILTON,CARROLL                                                                               $64,900.00    N
  600125929     JOHNSON/HUTCHI/,PAUL/SUSA                                                                     $151,000.00    N
  600125933     HAN,BOK,SARAH                                                                                 $102,095.00    N
  600125935     KHOURY,LUZ                                                                                    $110,000.00    N
  600125943     LIMPERIS,GEORGE                                                                               $240,000.00    N
  600125953     RIFKIND,GARY,JOYCE                                                                            $430,000.00    N
  600125955     MURILLO,VIRGINIA                                                                              $160,000.00    N
  600125956     COLETTI,MARK                                                                                  $185,000.00    N
  600125959     CARBALLEDO,JOSE,MARIA                                                                         $175,000.00    N
  600125965     BRINSER,ROD,STACEY                                                                            $270,000.00    N
  600125966     MCCREADY/BYRNE,LORRA/ANDR                                                                     $182,500.00    N


 (vlegal.ace v1.4)                                                 Page   95
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125967     DINH,PHONG                 2007 EAST 17TH STREET      OAKLAND            CA     94606      $130,991.51
  600125973     PETRONI,JOHN,VIRGINIA      LOT 2, BLK 14,MEADOW VALL  ELKO               NV     89801       $93,843.12
  600125974     FISH,PAT                   1243 WEST VALERIO STREET   SANTA BARBARA      CA     93101      $170,294.09
  600125978     JUNCAJ,WILLIAM,MICHELE     420 LA PRESA DRIVE         LA HABRA           CA     90631      $160,700.05
  600125985     PIENH,KIMBERLY             1035 VINA AVENUE           LONG BEACH         CA     90813       $73,455.47
  600125986     SIMMONS,CHARLES,MARY       25775 MOUNTAIN CHARLIE RO  LOS GATOS          CA     95033       $74,907.81
  600125989     PERICON,MARIA              18743 AND 18745 LOWELL AV  HAYWARD            CA     94541      $153,818.10
  600125992     LARSON,HAROLD              33671 STREET OF THE BLUE   DANA POINT         CA     92629      $169,504.92
  600125997     YELVERTON,MARSHALL         4706 GONDAR AVENUE         LAKEWOOD           CA     90713      $131,057.44
  600125998     LEOPARDI,TENLEY            409 WEST CAMINO REAL AVEN  PALMDALE           CA     93551       $83,947.79
  600125999     PARRISH,EMILIA             24708 VIA VALMONTE         TORRANCE           CA     90505      $149,888.68
  600126000     REGAN,MIKE                 27 REGATO                  RANCHO SANTA       CA     92688      $112,430.08
  600126003     PECUS/ANDERSON,KENNETH/TH  2530-2532 MYRTLE AVENUE    SAN DIEGO          CA     92104      $121,437.01
  600126005     BURKE,JOSEPH               1610-1612 2ND STREET       SAN FERNANDO       CA     91340      $157,411.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125967     DINH,PHONG                   7.875      .250    7.625     .0400     7.585     01/01/2028
  600125973     PETRONI,JOHN,VIRGINIA        8.500      .250    8.250     .0400     8.210     01/01/2028
  600125974     FISH,PAT                     8.375      .250    8.125     .0400     8.085     01/01/2028
  600125978     JUNCAJ,WILLIAM,MICHELE       8.375      .250    8.125     .0400     8.085     01/01/2028
  600125985     PIENH,KIMBERLY               8.500      .250    8.250     .0400     8.210     01/01/2028
  600125986     SIMMONS,CHARLES,MARY         8.125      .250    7.875     .0400     7.835     01/01/2028
  600125989     PERICON,MARIA                9.125      .250    8.875     .0400     8.835     01/01/2028
  600125992     LARSON,HAROLD                8.875      .250    8.625     .0400     8.585     01/01/2028
  600125997     YELVERTON,MARSHALL           7.750      .250    7.500     .0400     7.460     01/01/2028
  600125998     LEOPARDI,TENLEY              8.375      .250    8.125     .0400     8.085     01/01/2028
  600125999     PARRISH,EMILIA               7.500      .250    7.250     .0400     7.210     01/01/2028
  600126000     REGAN,MIKE                   8.375      .250    8.125     .0400     8.085     01/01/2028
  600126003     PECUS/ANDERSON,KENNETH/TH    9.250      .250    9.000     .0400     8.960     01/01/2028
  600126005     BURKE,JOSEPH                 8.875      .250    8.625     .0400     8.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125967     DINH,PHONG                 555718                       $978.84                  02/01/1998             360
  600125973     PETRONI,JOHN,VIRGINIA      555917                       $722.01        33        02/01/1998             360
  600125974     FISH,PAT                   555941                     $1,295.16                  02/01/1998             360
  600125978     JUNCAJ,WILLIAM,MICHELE     556019                     $1,222.20                  02/01/1998             360
  600125985     PIENH,KIMBERLY             556373                       $565.15                  02/01/1998             360
  600125986     SIMMONS,CHARLES,MARY       556374                       $556.87                  02/01/1998             360
  600125989     PERICON,MARIA              556408                     $1,252.18                  02/01/1998             360
  600125992     LARSON,HAROLD              556445                     $1,349.41                  02/01/1998             360
  600125997     YELVERTON,MARSHALL         556501                       $939.57                  02/01/1998             360
  600125998     LEOPARDI,TENLEY            556518                       $638.46                  02/01/1998             360
  600125999     PARRISH,EMILIA             556525                     $1,048.82                  02/01/1998             360
  600126000     REGAN,MIKE                 556547                       $855.08                  02/01/1998             360
  600126003     PECUS/ANDERSON,KENNETH/TH  556585                       $999.55         2        02/01/1998             360
  600126005     BURKE,JOSEPH               556597                     $1,253.14                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125967     DINH,PHONG                                                                                    $180,000.00    N
  600125973     PETRONI,JOHN,VIRGINIA                                                                         $105,000.00    N
  600125974     FISH,PAT                                                                                      $213,000.00    N
  600125978     JUNCAJ,WILLIAM,MICHELE                                                                        $201,000.00    N
  600125985     PIENH,KIMBERLY                                                                                 $92,000.00    N
  600125986     SIMMONS,CHARLES,MARY                                                                          $325,000.00    N
  600125989     PERICON,MARIA                                                                                 $220,000.00    N
  600125992     LARSON,HAROLD                                                                                 $212,000.00    N
  600125997     YELVERTON,MARSHALL                                                                            $174,900.00    N
  600125998     LEOPARDI,TENLEY                                                                               $105,000.00    N
  600125999     PARRISH,EMILIA                                                                                $475,000.00    N
  600126000     REGAN,MIKE                                                                                    $150,000.00    N
  600126003     PECUS/ANDERSON,KENNETH/TH                                                                     $135,000.00    N
  600126005     BURKE,JOSEPH                                                                                  $225,000.00    N


 (vlegal.ace v1.4)                                                 Page   96
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126006     BURKE,JOSEPH               1602 A AND B 2ND STREET    SAN FERNANDO       CA     91340      $153,913.67
  600126010     DEVERA,VICKIE/JULEA        1304 ALICANTE DRIVE        PACIFICA           CA     94044      $211,860.42
  600126014     GRIVAS,HELEN               230 SOUTH CATALINA         REDONDO BEACH      CA     90277      $175,893.38
  600126017     HANNAY,DONALD,JOAN         3 TIERRA MONTANOSA         RANCHO SANTA       CA     92688      $115,381.84
  600126018     TELLEZ,MARTIN,VIRGINIA     25021 EL CORTIJO LANE      MISSION VIEJO      CA     92691      $195,881.26
  600126019     BOYLE,EDWARD               5385 TRACI DRIVE           SANTA BARBARA      CA     93111      $150,708.65
  600126020     RUIZ,LUCILLE               9259 SCOTTY WAY            CORONA AREA        CA     91719       $92,910.31
  600126023     TSUKADA,SATOSHI,SEIKO      44 PLEASONTON              IRVINE             CA     92620      $186,120.04
  600126024     MCINTYRE,STEVEN,MICHELE    316 CERRO STREET           ENCINITAS          CA     92024      $186,624.69
  600126026     TUTT/TUTT,DEBORAH/SHAWN    133 CALIFORNIA STREET      ARCADIA            CA     91006      $127,926.35
  600126028     RIVERA,SARA                16734 ELK HORN AVENUE      CHINO HILLS        CA     91709      $153,252.21
  600126029     THOESON,ANNEKA             15045 ARCHWOOD STREET      LOS ANGELES        CA     91405       $97,476.01
  600126031     AMRON,ROBERT               2517 HAYWARD DRIVE         SANTA CLARA        CA     95051      $210,358.76
  600126033     FRIEDENTHAL,JOHN           20105 SEPTO STREET         LOS ANGELES        CA     91311      $173,497.51


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126006     BURKE,JOSEPH                 8.875      .250    8.625     .0400     8.585     01/01/2028
  600126010     DEVERA,VICKIE/JULEA          8.125      .250    7.875     .0400     7.835     01/01/2028
  600126014     GRIVAS,HELEN                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126017     HANNAY,DONALD,JOAN           8.625      .250    8.375     .0400     8.335     01/01/2028
  600126018     TELLEZ,MARTIN,VIRGINIA       8.500      .250    8.250     .0400     8.210     01/01/2028
  600126019     BOYLE,EDWARD                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126020     RUIZ,LUCILLE                 7.875      .250    7.625     .0400     7.585     01/01/2028
  600126023     TSUKADA,SATOSHI,SEIKO        8.750      .250    8.500     .0400     8.460     01/01/2028
  600126024     MCINTYRE,STEVEN,MICHELE      8.000      .250    7.750     .0400     7.710     01/01/2028
  600126026     TUTT/TUTT,DEBORAH/SHAWN      8.750      .250    8.500     .0400     8.460     01/01/2028
  600126028     RIVERA,SARA                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600126029     THOESON,ANNEKA               8.625      .250    8.375     .0400     8.335     01/01/2028
  600126031     AMRON,ROBERT                 8.000      .250    7.750     .0400     7.710     01/01/2028
  600126033     FRIEDENTHAL,JOHN             8.625      .250    8.375     .0400     8.335     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126006     BURKE,JOSEPH               556598                     $1,225.29                  02/01/1998             360
  600126010     DEVERA,VICKIE/JULEA        556631                     $1,574.09                  02/01/1998             360
  600126014     GRIVAS,HELEN               556663                     $1,353.29                  02/01/1998             360
  600126017     HANNAY,DONALD,JOAN         556680                       $897.96                  02/01/1998             360
  600126018     TELLEZ,MARTIN,VIRGINIA     556690                     $1,507.07                  02/01/1998             360
  600126019     BOYLE,EDWARD               556734                     $1,159.52                  02/01/1998             360
  600126020     RUIZ,LUCILLE               556735                       $674.31                  02/01/1998             360
  600126023     TSUKADA,SATOSHI,SEIKO      556763                     $1,479.00                  02/01/1998             360
  600126024     MCINTYRE,STEVEN,MICHELE    556765                     $1,370.31                  02/01/1998             360
  600126026     TUTT/TUTT,DEBORAH/SHAWN    556793                     $1,006.98                  02/01/1998             360
  600126028     RIVERA,SARA                556796                     $1,152.07                  02/01/1998             360
  600126029     THOESON,ANNEKA             556799                       $759.12                  02/01/1998             360
  600126031     AMRON,ROBERT               556807                     $1,544.57                  02/01/1998             360
  600126033     FRIEDENTHAL,JOHN           556826                     $1,350.24                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126006     BURKE,JOSEPH                                                                                  $220,000.00    N
  600126010     DEVERA,VICKIE/JULEA                                                                           $265,000.00    N
  600126014     GRIVAS,HELEN                                                                                  $220,000.00    N
  600126017     HANNAY,DONALD,JOAN                                                                            $155,000.00    N
  600126018     TELLEZ,MARTIN,VIRGINIA                                                                        $245,000.00    N
  600126019     BOYLE,EDWARD                                                                                  $188,500.00    N
  600126020     RUIZ,LUCILLE                                                                                  $128,740.00    N
  600126023     TSUKADA,SATOSHI,SEIKO                                                                         $235,000.00    N
  600126024     MCINTYRE,STEVEN,MICHELE                                                                       $249,000.00    N
  600126026     TUTT/TUTT,DEBORAH/SHAWN                                                                       $160,000.00    N
  600126028     RIVERA,SARA                                                                                   $191,730.00    N
  600126029     THOESON,ANNEKA                                                                                $122,000.00    N
  600126031     AMRON,ROBERT                                                                                  $250,000.00    N
  600126033     FRIEDENTHAL,JOHN                                                                              $217,000.00    N


 (vlegal.ace v1.4)                                                 Page   97
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126034     CHEN,TUNG,PAI              1705 SOUTH 2ND STREET      ALHAMBRA           CA     91801      $152,705.03
  600126036     CERVANTES,LETICIA          322 NORTH CRON WAY         PLACENTIA          CA     92870      $126,229.19
  600126038     MISAKA,RANDALL H.          23978 LONE PINE DRIVE      MORENO VALLEY      CA     92557       $90,935.77
  600126043     TATUM,TOM,LUAYNE           150 GIBSON STREET          UKIAH              CA     95482      $113,265.62
  600126046     GISOTTI,CONSTANTINO        1547 SANTA MONICA AVENUE   SAN JOSE           CA     95118      $150,811.63
  600126049     JUN,YUN SOON               100 GRENADINE WAY          HERCULES           CA     94547      $205,986.05
  600126053     MATTHEWS,JACK,PATRICIA     550 STONEWOOD DRIVE        VACAVILLE          CA     95687       $49,929.19
  600126058     GELDMACHER,DAVID           1428 W 1650 NORTH #16      LAYTON             UT     84041      $127,848.32
  600126061     LAM,JULIE                  146 CAMELIA DRIVE          DALY CITY          CA     94015      $215,709.17
  600126062     ROBLES,GERARDO, CRISTI     620 COLONEL PLACE          SANTA BARBARA      CA     93101      $207,627.10
  600126063     LAMB,JOHN W, KATHLEE       159 ELLISVILLE ROAD        PLYMOUTH           MA     02360      $209,717.24
  600126067     MOHR,DIANE                 1001 COMMONWEALTH DR.      KINGS BEACH        CA     96143       $82,397.08
  600126071     PERACHIOTTI,FRANK T.       1016 SECOND STREET         NOVATO             CA     94945      $179,792.12
  600126072     BERGE,THOMAS, JUDY         809 SOUTH ATLANTIC BLVD    ALHAMBRA           CA     91803       $97,880.84


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126034     CHEN,TUNG,PAI                8.375      .250    8.125     .0400     8.085     01/01/2028
  600126036     CERVANTES,LETICIA            8.875      .250    8.625     .0400     8.585     01/01/2028
  600126038     MISAKA,RANDALL H.            7.750      .250    7.500     .0400     7.460     01/01/2028
  600126043     TATUM,TOM,LUAYNE             8.625      .250    8.375     .0400     8.335     12/01/2027
  600126046     GISOTTI,CONSTANTINO          8.375      .250    8.125     .0400     8.085     12/01/2027
  600126049     JUN,YUN SOON                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600126053     MATTHEWS,JACK,PATRICIA       7.750      .250    7.500     .0400     7.460     12/01/2027
  600126058     GELDMACHER,DAVID             8.625      .250    8.375     .0400     8.335     12/01/2027
  600126061     LAM,JULIE                    8.000      .250    7.750     .0400     7.710     12/01/2027
  600126062     ROBLES,GERARDO, CRISTI       8.125      .250    7.875     .0400     7.835     12/01/2027
  600126063     LAMB,JOHN W, KATHLEE         8.000      .250    7.750     .0400     7.710     12/01/2027
  600126067     MOHR,DIANE                   8.375      .250    8.125     .0400     8.085     12/01/2027
  600126071     PERACHIOTTI,FRANK T.         8.750      .250    8.500     .0400     8.460     12/01/2027
  600126072     BERGE,THOMAS, JUDY           8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126034     CHEN,TUNG,PAI              556828                     $1,161.39                  02/01/1998             360
  600126036     CERVANTES,LETICIA          556852                     $1,004.90                  02/01/1998             360
  600126038     MISAKA,RANDALL H.          556878                       $651.94                  02/01/1998             360
  600126043     TATUM,TOM,LUAYNE           556965                       $882.01                  02/01/1998             360
  600126046     GISOTTI,CONSTANTINO        556981                     $1,147.71                  02/01/1998             360
  600126049     JUN,YUN SOON               557013                     $1,549.49                  02/01/1998             360
  600126053     MATTHEWS,JACK,PATRICIA     557057                       $358.21                  02/01/1998             360
  600126058     GELDMACHER,DAVID           557115                       $995.57                  02/01/1998             360
  600126061     LAM,JULIE                  557138                     $1,584.93                  02/01/1998             360
  600126062     ROBLES,GERARDO, CRISTI     557145                     $1,543.65                  02/01/1998             360
  600126063     LAMB,JOHN W, KATHLEE       557160                     $1,540.91                  02/01/1998             360
  600126067     MOHR,DIANE                 557208                       $627.06                  02/01/1998             360
  600126071     PERACHIOTTI,FRANK T.       557298                     $1,416.06                  02/01/1998             360
  600126072     BERGE,THOMAS, JUDY         557300                       $753.54                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126034     CHEN,TUNG,PAI                                                                                 $191,000.00    N
  600126036     CERVANTES,LETICIA                                                                             $180,490.00    N
  600126038     MISAKA,RANDALL H.                                                                             $130,000.00    N
  600126043     TATUM,TOM,LUAYNE                                                                              $162,000.00    N
  600126046     GISOTTI,CONSTANTINO                                                                           $265,000.00    N
  600126049     JUN,YUN SOON                                                                                  $275,000.00    N
  600126053     MATTHEWS,JACK,PATRICIA                                                                        $190,000.00    N
  600126058     GELDMACHER,DAVID                                                                              $225,000.00    N
  600126061     LAM,JULIE                                                                                     $288,000.00    N
  600126062     ROBLES,GERARDO, CRISTI                                                                        $260,000.00    N
  600126063     LAMB,JOHN W, KATHLEE                                                                          $360,000.00    N
  600126067     MOHR,DIANE                                                                                    $145,000.00    N
  600126071     PERACHIOTTI,FRANK T.                                                                          $400,000.00    N
  600126072     BERGE,THOMAS, JUDY                                                                            $140,000.00    N


 (vlegal.ace v1.4)                                                 Page   98
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126073     MARTINEZ,MIGUEL, ROSA      3511 S.W. 139TH CT         MIAMI              FL     33175      $194,510.09
  600126074     CASIMARO/SMITH,MARIA/CHAR  228 WILSON AVENUE          EAST PROVIDENCE    RI     02916       $74,904.02
  600126076     BOUTER,RENE, FAY           5223 BEEMAN AVENUE         LOS ANGELES (VA    CA     91607      $176,140.45
  600126080     TESCHNER,JAMES, CAROLYN    11731 GRAND BAY BLVD       CLERMONT           FL     34711       $79,912.27
  600126082     MARTE,SANTO F.             96-22 35TH AVENUE          FLUSHING           NY     11368      $199,756.82
  600126083     DEGREGORY,FRANCIS, JUDITH  3672 THOR AVENUE           LOS ALAMITOS       CA     90720      $171,090.83
  600126086     HAIMES,GREGORY,LIZBETH     2383 MORNINGSIDE CIRCLE    SANTA ROSA         CA     95401      $147,815.37
  600126087     LEAPER/LEAPER,PATRICK/DAR  711 NORTH STAR LOOP        ANGELES CAMP       CA     95222      $145,514.04
  600126091     SILVERA,HOPETON,NEDDIE     5996 NW 19TH STREET        SUNRISE            FL     33313       $89,511.49
  600126093     FRISK,STEVE                3447 RAMADA WAY            SHINGLE SPRINGS    CA     95682      $156,788.61
  600126106     BURCHFIELD,CAROL           2749 CANARSY COURT         HENDERSON          NV     89012      $127,428.21
  600126109     DARLEY,TODD,ANTONIA        4077 PRESIDIO DRIVE        SIMI VALLEY        CA     93063      $210,516.16
  600126110     MENDEZ,ALFONSO, RUTH       4528 S.W. 143RD COURT      MIAMI              CA     33175       $59,930.71
  600126114     ANDRADA,LILIBETH, GERAL    597 RHEIN COURT            NEW MILFORD        NJ     07646      $224,555.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126073     MARTINEZ,MIGUEL, ROSA        8.375      .250    8.125     .0400     8.085     12/01/2027
  600126074     CASIMARO/SMITH,MARIA/CHAR    8.250      .250    8.000     .0400     7.960     12/01/2027
  600126076     BOUTER,RENE, FAY             8.375      .250    8.125     .0400     8.085     01/01/2028
  600126080     TESCHNER,JAMES, CAROLYN      9.000      .250    8.750     .0400     8.710     12/01/2027
  600126082     MARTE,SANTO F.               8.500      .250    8.250     .0400     8.210     12/01/2027
  600126083     DEGREGORY,FRANCIS, JUDITH    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126086     HAIMES,GREGORY,LIZBETH       8.375      .250    8.125     .0400     8.085     12/01/2027
  600126087     LEAPER/LEAPER,PATRICK/DAR    8.625      .250    8.375     .0400     8.335     01/01/2028
  600126091     SILVERA,HOPETON,NEDDIE       9.500      .250    9.250     .0400     9.210     12/01/2027
  600126093     FRISK,STEVE                  8.000      .250    7.750     .0400     7.710     12/01/2027
  600126106     BURCHFIELD,CAROL             8.000      .250    7.750     .0400     7.710     12/01/2027
  600126109     DARLEY,TODD,ANTONIA          8.000      .250    7.750     .0400     7.710     12/01/2027
  600126110     MENDEZ,ALFONSO, RUTH         8.750      .250    8.500     .0400     8.460     12/01/2027
  600126114     ANDRADA,LILIBETH, GERAL      8.125      .250    7.875     .0400     7.835     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126073     MARTINEZ,MIGUEL, ROSA      557331                     $1,482.14                  02/01/1998             360
  600126074     CASIMARO/SMITH,MARIA/CHAR  557335                       $563.45                  02/01/1998             360
  600126076     BOUTER,RENE, FAY           557344                     $1,339.63                  02/01/1998             360
  600126080     TESCHNER,JAMES, CAROLYN    557441                       $643.70                  02/01/1998             360
  600126082     MARTE,SANTO F.             557446                     $1,537.83                  02/01/1998             360
  600126083     DEGREGORY,FRANCIS, JUDITH  557518                     $1,286.17                  02/01/1998             360
  600126086     HAIMES,GREGORY,LIZBETH     557687                     $1,124.91                  02/01/1998             360
  600126087     LEAPER/LEAPER,PATRICK/DAR  557690                     $1,132.46                  02/01/1998             360
  600126091     SILVERA,HOPETON,NEDDIE     557708                       $753.41                  02/01/1998             360
  600126093     FRISK,STEVE                557712                     $1,152.01                  02/01/1998             360
  600126106     BURCHFIELD,CAROL           557807                       $936.28                  02/01/1998             360
  600126109     DARLEY,TODD,ANTONIA        557818                     $1,546.78                  02/01/1998             360
  600126110     MENDEZ,ALFONSO, RUTH       557823                       $472.02                  02/01/1998             360
  600126114     ANDRADA,LILIBETH, GERAL    557840                     $1,670.62         7        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126073     MARTINEZ,MIGUEL, ROSA                                                                         $266,000.00    N
  600126074     CASIMARO/SMITH,MARIA/CHAR                                                                     $100,000.00    N
  600126076     BOUTER,RENE, FAY                                                                              $235,000.00    N
  600126080     TESCHNER,JAMES, CAROLYN                                                                       $140,000.00    N
  600126082     MARTE,SANTO F.                                                                                $260,000.00    N
  600126083     DEGREGORY,FRANCIS, JUDITH                                                                     $214,000.00    N
  600126086     HAIMES,GREGORY,LIZBETH                                                                        $186,000.00    N
  600126087     LEAPER/LEAPER,PATRICK/DAR                                                                     $182,000.00    N
  600126091     SILVERA,HOPETON,NEDDIE                                                                        $112,000.00    N
  600126093     FRISK,STEVE                                                                                   $214,488.00    N
  600126106     BURCHFIELD,CAROL                                                                              $159,552.00    N
  600126109     DARLEY,TODD,ANTONIA                                                                           $263,500.00    N
  600126110     MENDEZ,ALFONSO, RUTH                                                                           $85,714.00    N
  600126114     ANDRADA,LILIBETH, GERAL                                                                       $250,000.00    N


 (vlegal.ace v1.4)                                                 Page   99
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126115     CHOI,OK/YOON               102 DANTON DRIVE           CARY               NC     27511      $219,758.76
  600126117     CONDEMI,VALERIE            138 HONSLOW ROAD           SHIRLEY            NY     11967       $79,503.20
  600126118     CZYZ,ANTHONY               105 STAR LAKE ROAD         BLOOMINGDALE       NJ     07403      $167,810.94
  600126119     FRANCIS,BRUCE P            69 GARDEN COURT            ROXBURY            NJ     07876       $99,687.62
  600126122     LEPE,JOSE/MARIA            1193 WHITMAN AVE           CLAREMONT          CA     91711      $179,714.12
  600126123     O'SHEA,JOSEPHINE           5160 SW 40 AVENUE          FT LAUDERDALE      FL     33314       $37,956.10
  600126124     OLIVER,MARINO, CAROLYN     4332 HAMROSE WAY           SHINGLE SPRINGS    CA     95682       $86,083.86
  600126125     PAZOOKI,SIAVOOSH/GLORIA    12626 SE 59TH STREET       BELLEVUE           WA     98006      $215,730.54
  600126126     PROCIW,ERNEST, CAROL       5275 S.E. MATOUSEK STREET  STUART             FL     34997       $78,209.57
  600126127     ROSARIO,ARMANDO,SHEILA     35 HARDING AVENUE          NORTH ARLINGTON    NJ     07031      $202,166.25
  600126128     ROSENTHAL,JEAN             11 QUAKER LANE             LEVITTOWN          NY     11756       $99,884.52
  600126129     ROSENTHAL,JEAN             49 ELVES LANE              LEVITTOWN          NY     11756       $89,917.89
  600126130     SERIO,MARC, THERESA        82 SUSQUEHANNA TRAIL       BRANCHBURG         NJ     08876      $191,789.45
  600126131     VANELLA,BRUCE              10490 N.W. 6TH STREET      PEMBROKE PINES     FL     33026       $66,730.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126115     CHOI,OK/YOON                 9.000      .250    8.750     .0400     8.710     12/01/2027
  600126117     CONDEMI,VALERIE              8.500      .250    8.250     .0400     8.210     12/01/2027
  600126118     CZYZ,ANTHONY                 8.875      .250    8.625     .0400     8.585     12/01/2027
  600126119     FRANCIS,BRUCE P              9.000      .250    8.750     .0400     8.710     12/01/2027
  600126122     LEPE,JOSE/MARIA              8.500      .250    8.250     .0400     8.210     12/01/2027
  600126123     O'SHEA,JOSEPHINE             8.750      .250    8.500     .0400     8.460     12/01/2027
  600126124     OLIVER,MARINO, CAROLYN       8.250      .250    8.000     .0400     7.960     11/01/2027
  600126125     PAZOOKI,SIAVOOSH/GLORIA      8.375      .250    8.125     .0400     8.085     12/01/2027
  600126126     PROCIW,ERNEST, CAROL         8.750      .250    8.500     .0400     8.460     12/01/2027
  600126127     ROSARIO,ARMANDO,SHEILA       8.750      .250    8.500     .0400     8.460     12/01/2027
  600126128     ROSENTHAL,JEAN               8.750      .250    8.500     .0400     8.460     12/01/2027
  600126129     ROSENTHAL,JEAN               9.875      .250    9.625     .0400     9.585     12/01/2027
  600126130     SERIO,MARC, THERESA          9.000      .250    8.750     .0400     8.710     12/01/2027
  600126131     VANELLA,BRUCE                9.250      .250    9.000     .0400     8.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126115     CHOI,OK/YOON               557847                     $1,770.17                  02/01/1998             360
  600126117     CONDEMI,VALERIE            557850                       $612.06                  02/01/1998             360
  600126118     CZYZ,ANTHONY               557851                     $1,336.68                  02/01/1998             360
  600126119     FRANCIS,BRUCE P            557852                       $803.01                  02/01/1998             360
  600126122     LEPE,JOSE/MARIA            557867                     $1,384.04                  02/01/1998             360
  600126123     O'SHEA,JOSEPHINE           557869                       $298.95                  02/01/1998             360
  600126124     OLIVER,MARINO, CAROLYN     557870                       $647.97                  02/01/1998             360
  600126125     PAZOOKI,SIAVOOSH/GLORIA    557871                     $1,641.76                  02/01/1998             360
  600126126     PROCIW,ERNEST, CAROL       557873                       $615.99                  02/01/1998             360
  600126127     ROSARIO,ARMANDO,SHEILA     557876                     $1,592.28                  02/01/1998             360
  600126128     ROSENTHAL,JEAN             557877                       $786.70                  02/01/1998             360
  600126129     ROSENTHAL,JEAN             557878                       $781.51                  02/01/1998             360
  600126130     SERIO,MARC, THERESA        557879                     $1,544.88                  02/01/1998             360
  600126131     VANELLA,BRUCE              557887                       $549.55                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126115     CHOI,OK/YOON                                                                                  $290,000.00    N
  600126117     CONDEMI,VALERIE                                                                                $99,500.00    N
  600126118     CZYZ,ANTHONY                                                                                  $210,000.00    N
  600126119     FRANCIS,BRUCE P                                                                               $124,800.00    N
  600126122     LEPE,JOSE/MARIA                                                                               $225,000.00    N
  600126123     O'SHEA,JOSEPHINE                                                                               $47,500.00    N
  600126124     OLIVER,MARINO, CAROLYN                                                                        $115,000.00    N
  600126125     PAZOOKI,SIAVOOSH/GLORIA                                                                       $270,000.00    N
  600126126     PROCIW,ERNEST, CAROL                                                                           $97,900.00    N
  600126127     ROSARIO,ARMANDO,SHEILA                                                                        $253,000.00    N
  600126128     ROSENTHAL,JEAN                                                                                $147,000.00    N
  600126129     ROSENTHAL,JEAN                                                                                $150,000.00    N
  600126130     SERIO,MARC, THERESA                                                                           $240,000.00    N
  600126131     VANELLA,BRUCE                                                                                  $83,500.00    N


 (vlegal.ace v1.4)                                                 Page  100
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126132     WAY,NORMA                  1501 N 69TH AVENUE         HOLLYWOOD          FL     33024       $58,933.60
  600126133     WEISS,JOAN                 2330 AGINCOURT ROAD        TOMS RIVER         NJ     08755      $139,846.49
  600126134     WHITACRE,DONALD, JANICE    9726 167TH PLACE NORTH     JUPITER FARMS      FL     33478      $139,838.32
  600126136     JOHNSON,RONALD,LAURA       1545 RAMBLEWOOD ROAD       ALPINE             CA     91901      $147,160.79
  600126138     BROBECK,KEVIN,ROSEMARIE    3521 YORBA LINDA DRIVE     LAS VEGAS          NV     89122      $124,680.06
  600126141     GLADE,BEVERLY              1516 SOUTH BEVERLY DRIVE   LOS ANGELES        CA     90035      $214,279.81
  600126147     THORNE,ANDREW,LINDSLAY     14500 CARLSON COURT        POWAY              CA     92064      $156,655.04
  600126150     DIERDORFF,MARY             3934 LA JOLLA VILLAGE DRI  SAN DIEGO          CA     92037      $152,705.03
  600126153     MOURAD,KYORK,SONA          26006 VIA ORO              LOMA LINDA         CA     92354      $125,519.91
  600126155     ESPOSO,WILLARD,EILEEN      6843 ADOBE VILLA AVENUE    LAS VEGAS          NV     89110      $210,169.29
  600126157     SHERMAN,GREGORY            4152 FORIDA STREET         SAN DIEGO          CA     92104       $95,940.33
  600126165     DIEFENDERFER,GARY,EMMA     1558 LAKE DRIVE            ENCINITAS          CA     92007      $120,914.60
  600126166     DIEFENDERFER,GARY,EMME     1552 LAKE DRIVE            ENCINITAS          CA     92007      $113,919.54
  600126168     ADHAMI,SHARON,SANDRA       4397 SWIFT AVENUE          SAN DIEGO          CA     92104       $69,561.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126132     WAY,NORMA                    8.875      .250    8.625     .0400     8.585     12/01/2027
  600126133     WEISS,JOAN                   9.000      .250    8.750     .0400     8.710     12/01/2027
  600126134     WHITACRE,DONALD, JANICE      8.750      .250    8.500     .0400     8.460     12/01/2027
  600126136     JOHNSON,RONALD,LAURA         8.500      .250    8.250     .0400     8.210     01/01/2028
  600126138     BROBECK,KEVIN,ROSEMARIE      8.875      .250    8.625     .0400     8.585     01/01/2028
  600126141     GLADE,BEVERLY                8.875      .250    8.625     .0400     8.585     01/01/2028
  600126147     THORNE,ANDREW,LINDSLAY       8.500      .250    8.250     .0400     8.210     01/01/2028
  600126150     DIERDORFF,MARY               8.375      .250    8.125     .0400     8.085     01/01/2028
  600126153     MOURAD,KYORK,SONA            8.250      .250    8.000     .0400     7.960     01/01/2028
  600126155     ESPOSO,WILLARD,EILEEN        8.375      .250    8.125     .0400     8.085     01/01/2028
  600126157     SHERMAN,GREGORY              8.375      .250    8.125     .0400     8.085     01/01/2028
  600126165     DIEFENDERFER,GARY,EMMA       7.750      .250    7.500     .0400     7.460     01/01/2028
  600126166     DIEFENDERFER,GARY,EMME       7.750      .250    7.500     .0400     7.460     01/01/2028
  600126168     ADHAMI,SHARON,SANDRA         9.000      .250    8.750     .0400     8.710     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126132     WAY,NORMA                  557891                       $469.43                  02/01/1998             360
  600126133     WEISS,JOAN                 557892                     $1,126.47                  02/01/1998             360
  600126134     WHITACRE,DONALD, JANICE    557893                     $1,101.38                  02/01/1998             360
  600126136     JOHNSON,RONALD,LAURA       557910                     $1,132.23         2        02/01/1998             360
  600126138     BROBECK,KEVIN,ROSEMARIE    557924                       $992.57         2        02/01/1998             360
  600126141     GLADE,BEVERLY              557945                     $1,705.86                  02/01/1998             360
  600126147     THORNE,ANDREW,LINDSLAY     558012                     $1,205.27         2        02/01/1998             360
  600126150     DIERDORFF,MARY             558055                     $1,161.39                  02/01/1998             360
  600126153     MOURAD,KYORK,SONA          558121                       $943.59                  02/01/1998             360
  600126155     ESPOSO,WILLARD,EILEEN      558157                     $1,598.43                  02/01/1998             360
  600126157     SHERMAN,GREGORY            558159                       $729.67                  02/01/1998             360
  600126165     DIEFENDERFER,GARY,EMMA     558227                       $866.86                  02/01/1998             360
  600126166     DIEFENDERFER,GARY,EMME     558228                       $816.71                  02/01/1998             360
  600126168     ADHAMI,SHARON,SANDRA       558233                       $560.02                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126132     WAY,NORMA                                                                                      $80,000.00    N
  600126133     WEISS,JOAN                                                                                    $177,000.00    N
  600126134     WHITACRE,DONALD, JANICE                                                                       $175,000.00    N
  600126136     JOHNSON,RONALD,LAURA                                                                          $155,000.00    N
  600126138     BROBECK,KEVIN,ROSEMARIE                                                                       $131,334.00    N
  600126141     GLADE,BEVERLY                                                                                 $268,000.00    N
  600126147     THORNE,ANDREW,LINDSLAY                                                                        $165,000.00    N
  600126150     DIERDORFF,MARY                                                                                $191,000.00    N
  600126153     MOURAD,KYORK,SONA                                                                             $157,000.00    N
  600126155     ESPOSO,WILLARD,EILEEN                                                                         $280,418.00    N
  600126157     SHERMAN,GREGORY                                                                               $120,000.00    N
  600126165     DIEFENDERFER,GARY,EMMA                                                                        $195,000.00    N
  600126166     DIEFENDERFER,GARY,EMME                                                                        $205,000.00    N
  600126168     ADHAMI,SHARON,SANDRA                                                                           $87,000.00    N


 (vlegal.ace v1.4)                                                 Page  101
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126170     DAVEY,ROGER,DRUZELLA       6632 MACARTHUR DRIVE       LEMON GROVE        CA     91945      $155,903.04
  600126171     DOAN,RICHARD,KELLY         177 STATE HIGHWAY 173      LAKE ARROWHEAD     CA     92352      $134,913.92
  600126172     NGUYEN,SON                 10636 ESMERALDAS DRIVE     SAN DIEGO          CA     92124      $113,525.69
  600126173     MORROW,GORDON              2121 EAST GRAND AVENUE     ESCONDIDO          CA     92027       $45,071.97
  600126176     SANDERS,ALLAN,CASEY        139 FISH HATCHERY ROAD     STORY              WY     82842       $64,958.56
  600126177     ROBLEDO,MYRIAM             6386 RANCHO MISSION ROAD   SAN DIEGO          CA     92108       $42,371.55
  600126180     PELLETIER,JULIE,MICHAEL    460 AND 462 WEST 2ND STRE  SAN JACINTO        CA     92583       $41,377.39
  600126181     NGUYEN/VO,BILL/SUA         623 SOLANO WAY             REDLANDS           CA     92374      $110,621.87
  600126183     AKERS,PHILIP               9821 LA VID COURT          LAS VEGAS          NV     89117      $159,550.76
  600126185     MARRA,WILLIAM,ELSA         602 FOX CHASE STREET       HENDERSON          NV     89015       $94,244.32
  600126186     CAMPBELL,PATRICK           75308 KELSEY CIRCLE SOUTH  PALM DESERT        CA     92211       $60,262.52
  600126187     LYON,JAY,MARGIE            9429 CARLTON HILLS BOULEV  SANTEE             CA     92071      $127,922.46
  600126188     TJADEN,RICHARD,HELEN       1930 ALTA VISTA DRIVE      VISTA              CA     92084      $203,863.12
  600126192     WATSON,JOHN,HEIDI          3343 VIA BARTOLO           SAN DIEGO          CA     92111      $164,905.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126170     DAVEY,ROGER,DRUZELLA         8.375      .250    8.125     .0400     8.085     01/01/2028
  600126171     DOAN,RICHARD,KELLY           8.250      .250    8.000     .0400     7.960     01/01/2028
  600126172     NGUYEN,SON                   8.125      .250    7.875     .0400     7.835     01/01/2028
  600126173     MORROW,GORDON                8.375      .250    8.125     .0400     8.085     01/01/2028
  600126176     SANDERS,ALLAN,CASEY          8.250      .250    8.000     .0400     7.960     01/01/2028
  600126177     ROBLEDO,MYRIAM               8.000      .250    7.750     .0400     7.710     01/01/2028
  600126180     PELLETIER,JULIE,MICHAEL      9.000      .250    8.750     .0400     8.710     01/01/2028
  600126181     NGUYEN/VO,BILL/SUA           7.750      .250    7.500     .0400     7.460     01/01/2028
  600126183     AKERS,PHILIP                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126185     MARRA,WILLIAM,ELSA           8.625      .250    8.375     .0400     8.335     01/01/2028
  600126186     CAMPBELL,PATRICK             8.375      .250    8.125     .0400     8.085     01/01/2028
  600126187     LYON,JAY,MARGIE              8.500      .250    8.250     .0400     8.210     01/01/2028
  600126188     TJADEN,RICHARD,HELEN         8.000      .250    7.750     .0400     7.710     01/01/2028
  600126192     WATSON,JOHN,HEIDI            8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126170     DAVEY,ROGER,DRUZELLA       558241                     $1,185.71         2        02/01/1998             360
  600126171     DOAN,RICHARD,KELLY         558242                     $1,014.21                  02/01/1998             360
  600126172     NGUYEN,SON                 558255                       $843.48                  02/01/1998             360
  600126173     MORROW,GORDON              558259                       $342.79         2        02/01/1998             360
  600126176     SANDERS,ALLAN,CASEY        558268                       $488.32                  02/01/1998             360
  600126177     ROBLEDO,MYRIAM             558270                       $311.12                  02/01/1998             360
  600126180     PELLETIER,JULIE,MICHAEL    558285                       $333.11         2        02/01/1998             360
  600126181     NGUYEN/VO,BILL/SUA         558297                       $793.07         2        02/01/1998             360
  600126183     AKERS,PHILIP               558343                     $1,213.46         2        02/01/1998             360
  600126185     MARRA,WILLIAM,ELSA         558349                       $733.46                  02/01/1998             360
  600126186     CAMPBELL,PATRICK           558351                       $458.32                  02/01/1998             360
  600126187     LYON,JAY,MARGIE            558354                       $984.21                  02/01/1998             360
  600126188     TJADEN,RICHARD,HELEN       558366                     $1,496.88                  02/01/1998             360
  600126192     WATSON,JOHN,HEIDI          558390                     $1,298.06                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126170     DAVEY,ROGER,DRUZELLA                                                                          $165,000.00    N
  600126171     DOAN,RICHARD,KELLY                                                                            $275,000.00    N
  600126172     NGUYEN,SON                                                                                    $142,000.00    N
  600126173     MORROW,GORDON                                                                                  $47,500.00    N
  600126176     SANDERS,ALLAN,CASEY                                                                           $114,800.00    N
  600126177     ROBLEDO,MYRIAM                                                                                 $53,000.00    N
  600126180     PELLETIER,JULIE,MICHAEL                                                                        $46,000.00    N
  600126181     NGUYEN/VO,BILL/SUA                                                                            $123,000.00    N
  600126183     AKERS,PHILIP                                                                                  $168,067.00    N
  600126185     MARRA,WILLIAM,ELSA                                                                            $127,005.00    N
  600126186     CAMPBELL,PATRICK                                                                               $78,200.00    N
  600126187     LYON,JAY,MARGIE                                                                               $172,000.00    N
  600126188     TJADEN,RICHARD,HELEN                                                                          $255,000.00    N
  600126192     WATSON,JOHN,HEIDI                                                                             $220,000.00    N


 (vlegal.ace v1.4)                                                 Page  102
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126193     NEHER,TED,DARLENE          14224 SILVER RIDGE ROAD    POWAY              CA     92064      $199,878.84
  600126195     MURRAY,LARRY               3472 MOMENTUM COURT        LAS VEGAS          NV     89129      $115,381.84
  600126202     VALDEZ,CORAZON,PRIMITI     4143 ZAVALA STREET         LAS VEGAS          NV     89103      $159,903.07
  600126205     GOODE,GEORGE,SUZANNE       2200 NORTH KIMBERLEE ROAD  TUCSON             AZ     85749      $186,586.84
  600126206     STEIN,GREGORY              1034-36 11TH STREET        IMPERIAL BEACH     CA     91932      $151,912.55
  600126208     STEVENS,RICHARD,JILL       171 LADO DE LOMA DRIVE     VISTA              CA     92083      $151,508.16
  600126211     MENDEZ,JAIRO,LUCILLA       39802 LAKEVIEW DRIVE       BIG BEAR LAKE      CA     92315      $103,526.88
  600126212     FAULKNER,MARK,JUDI         1118 ARCADIA ROAD          ENCINITAS          CA     92024      $139,506.33
  600126213     VAZQUEZ,DANIEL,DAWN        1872 LISA TERRACE          EL CAJON           CA     92021      $183,882.67
  600126214     CASTELLANOS,JAVIER         6411 AND 6413 GARVANZA AV  LOS ANGELES        CA     90042      $111,127.26
  600126215     KHANANESHO,HERMITZ         4662 NORTH KENNY WAY       NORTH LAS VEGAS    NV     89031      $170,896.41
  600126216     LACAILLE,WILLIAM,AGNES     2075 9TH LANE              BIG BEAR CITY      CA     92314       $35,477.36
  600126219     BROWN,THOMAS,STEPHANI      1430-1/2 OLIVER AVENUE     SAN DIEGO          CA     92109      $140,705.53
  600126220     CASTAUEDA,TERESA           1261 CAMINO DEL SOL        SAN MARCOS         CA     92069      $123,423.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126193     NEHER,TED,DARLENE            8.500      .250    8.250     .0400     8.210     01/01/2028
  600126195     MURRAY,LARRY                 8.625      .250    8.375     .0400     8.335     01/01/2028
  600126202     VALDEZ,CORAZON,PRIMITI       8.500      .250    8.250     .0400     8.210     01/01/2028
  600126205     GOODE,GEORGE,SUZANNE         8.500      .250    8.250     .0400     8.210     01/01/2028
  600126206     STEIN,GREGORY                8.750      .250    8.500     .0400     8.460     01/01/2028
  600126208     STEVENS,RICHARD,JILL         8.500      .250    8.250     .0400     8.210     01/01/2028
  600126211     MENDEZ,JAIRO,LUCILLA         7.750      .250    7.500     .0400     7.460     01/01/2028
  600126212     FAULKNER,MARK,JUDI           8.000      .250    7.750     .0400     7.710     01/01/2028
  600126213     VAZQUEZ,DANIEL,DAWN          8.250      .250    8.000     .0400     7.960     01/01/2028
  600126214     CASTELLANOS,JAVIER           8.125      .250    7.875     .0400     7.835     01/01/2028
  600126215     KHANANESHO,HERMITZ           8.500      .250    8.250     .0400     8.210     01/01/2028
  600126216     LACAILLE,WILLIAM,AGNES       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126219     BROWN,THOMAS,STEPHANI        8.000      .250    7.750     .0400     7.710     01/01/2028
  600126220     CASTAUEDA,TERESA             8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126193     NEHER,TED,DARLENE          558392                     $1,537.83                  02/01/1998             360
  600126195     MURRAY,LARRY               558411                       $897.96         2        02/01/1998             360
  600126202     VALDEZ,CORAZON,PRIMITI     558492                     $1,230.26                  02/01/1998             360
  600126205     GOODE,GEORGE,SUZANNE       558500                     $1,436.33                  02/01/1998             360
  600126206     STEIN,GREGORY              558501                     $1,195.78                  02/01/1998             360
  600126208     STEVENS,RICHARD,JILL       558504                     $1,165.67                  02/01/1998             360
  600126211     MENDEZ,JAIRO,LUCILLA       558527                       $742.20                  02/01/1998             360
  600126212     FAULKNER,MARK,JUDI         558533                     $1,024.34                  02/01/1998             360
  600126213     VAZQUEZ,DANIEL,DAWN        558535                     $1,382.33                  02/01/1998             360
  600126214     CASTELLANOS,JAVIER         558545                       $825.66                  02/01/1998             360
  600126215     KHANANESHO,HERMITZ         558555                     $1,314.84         2        02/01/1998             360
  600126216     LACAILLE,WILLIAM,AGNES     558563                       $266.70                  02/01/1998             360
  600126219     BROWN,THOMAS,STEPHANI      558582                     $1,033.14                  02/01/1998             360
  600126220     CASTAUEDA,TERESA           558584                       $938.69         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126193     NEHER,TED,DARLENE                                                                             $250,000.00    N
  600126195     MURRAY,LARRY                                                                                  $128,290.00    N
  600126202     VALDEZ,CORAZON,PRIMITI                                                                        $200,000.00    N
  600126205     GOODE,GEORGE,SUZANNE                                                                          $280,000.00    N
  600126206     STEIN,GREGORY                                                                                 $190,000.00    N
  600126208     STEVENS,RICHARD,JILL                                                                          $189,500.00    N
  600126211     MENDEZ,JAIRO,LUCILLA                                                                          $148,000.00    N
  600126212     FAULKNER,MARK,JUDI                                                                            $174,500.00    N
  600126213     VAZQUEZ,DANIEL,DAWN                                                                           $230,000.00    N
  600126214     CASTELLANOS,JAVIER                                                                            $139,000.00    N
  600126215     KHANANESHO,HERMITZ                                                                            $190,000.00    N
  600126216     LACAILLE,WILLIAM,AGNES                                                                         $49,000.00    N
  600126219     BROWN,THOMAS,STEPHANI                                                                         $176,000.00    N
  600126220     CASTAUEDA,TERESA                                                                              $130,000.00    N


 (vlegal.ace v1.4)                                                 Page  103
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126221     MOFFAT,STEVEN              4090 ROSENDA COURT         SAN DIEGO          CA     92122       $86,202.89
  600126222     MURRY,THOMAS               6171 RANCHO MISSION ROAD   SAN DIEGO          CA     92108       $65,359.35
  600126223     HEDGECOCK/NOWRI,JEFFREY/L  135 SAWDAY ROAD            RAMONA             CA     92065      $116,170.00
  600126226     CALL,KEVIN,CONSTANCE       1285 VALE TERRACE DRIVE    VISTA              CA     92084      $183,238.93
  600126227     MALAPITAN,SUSANA           3652 CHARIETTE AVENUE      ROSEMEAD           CA     91770      $143,910.50
  600126228     BARBATO,ANTUN,LISA         75147 LA CRESTA DRIVE      PALM DESERT        CA     92211      $139,910.73
  600126229     ALONSO,JOSE,CARMEN         2017 SEQUOIA DRIVE         BARSTOW            CA     92311       $21,688.15
  600126235     TABLER,CLAUDETTE           1142 RANCHO RYAN ROAD      FALLBROOK          CA     92028      $167,884.38
  600126236     CULLINS,RICHARD            4658, 4660 LOTUS STREET    SAN DIEGO          CA     92107      $215,865.74
  600126237     MAXWELL,GARY,MARY          35080 LOMA ROAD            LAKE ELSINORE (    CA     92530       $81,443.91
  600126238     ROSE,DAVE,DANIELLE         1912 TROPICAL BREEZE DRIV  LAS VEGAS          NV     89117      $179,876.13
  600126241     NOBLE,MILDRED              5496 VILLAS DRIVE          BONSALL            CA     92003       $59,961.74
  600126243     WELDIN,TERRY,PAMELA        3077 OLD BRIDGEPORT WAY    SAN DIEGO          CA     92111      $110,925.52
  600126244     WELDIN,TERRY,PAMELA        3160 OLD HEATHER ROAD      SAN DIEGO          CA     92111      $167,881.43


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126221     MOFFAT,STEVEN                9.000      .250    8.750     .0400     8.710     01/01/2028
  600126222     MURRY,THOMAS                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126223     HEDGECOCK/NOWRI,JEFFREY/L    7.875      .250    7.625     .0400     7.585     01/01/2028
  600126226     CALL,KEVIN,CONSTANCE         8.500      .250    8.250     .0400     8.210     01/01/2028
  600126227     MALAPITAN,SUSANA             8.375      .250    8.125     .0400     8.085     01/01/2028
  600126228     BARBATO,ANTUN,LISA           8.250      .250    8.000     .0400     7.960     01/01/2028
  600126229     ALONSO,JOSE,CARMEN           9.000      .250    8.750     .0400     8.710     01/01/2028
  600126235     TABLER,CLAUDETTE             7.875      .250    7.625     .0400     7.585     01/01/2028
  600126236     CULLINS,RICHARD              8.375      .250    8.125     .0400     8.085     01/01/2028
  600126237     MAXWELL,GARY,MARY            7.875      .250    7.625     .0400     7.585     01/01/2028
  600126238     ROSE,DAVE,DANIELLE           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126241     NOBLE,MILDRED                8.250      .250    8.000     .0400     7.960     01/01/2028
  600126243     WELDIN,TERRY,PAMELA          8.000      .250    7.750     .0400     7.710     01/01/2028
  600126244     WELDIN,TERRY,PAMELA          7.750      .250    7.500     .0400     7.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126221     MOFFAT,STEVEN              558588                       $693.99                  02/01/1998             360
  600126222     MURRY,THOMAS               558603                       $497.09                  02/01/1998             360
  600126223     HEDGECOCK/NOWRI,JEFFREY/L  558604                       $842.89                  02/01/1998             360
  600126226     CALL,KEVIN,CONSTANCE       558617                     $1,409.80         2        02/01/1998             360
  600126227     MALAPITAN,SUSANA           558618                     $1,094.50                  02/01/1998             360
  600126228     BARBATO,ANTUN,LISA         558619                     $1,051.77                  02/01/1998             360
  600126229     ALONSO,JOSE,CARMEN         558620                       $174.60                  02/01/1998             360
  600126235     TABLER,CLAUDETTE           558662                     $1,218.12                  02/01/1998             360
  600126236     CULLINS,RICHARD            558666                     $1,641.76                  02/01/1998             360
  600126237     MAXWELL,GARY,MARY          558670                       $590.93                  02/01/1998             360
  600126238     ROSE,DAVE,DANIELLE         558683                     $1,305.12                  02/01/1998             360
  600126241     NOBLE,MILDRED              558701                       $450.76                  02/01/1998             360
  600126243     WELDIN,TERRY,PAMELA        558703                       $814.48                  02/01/1998             360
  600126244     WELDIN,TERRY,PAMELA        558704                     $1,203.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126221     MOFFAT,STEVEN                                                                                 $115,000.00    N
  600126222     MURRY,THOMAS                                                                                   $85,600.00    N
  600126223     HEDGECOCK/NOWRI,JEFFREY/L                                                                     $155,000.00    N
  600126226     CALL,KEVIN,CONSTANCE                                                                          $193,000.00    N
  600126227     MALAPITAN,SUSANA                                                                              $180,000.00    N
  600126228     BARBATO,ANTUN,LISA                                                                            $175,000.00    N
  600126229     ALONSO,JOSE,CARMEN                                                                             $31,000.00    N
  600126235     TABLER,CLAUDETTE                                                                              $210,000.00    N
  600126236     CULLINS,RICHARD                                                                               $270,000.00    N
  600126237     MAXWELL,GARY,MARY                                                                             $195,000.00    N
  600126238     ROSE,DAVE,DANIELLE                                                                            $225,000.00    N
  600126241     NOBLE,MILDRED                                                                                 $160,000.00    N
  600126243     WELDIN,TERRY,PAMELA                                                                           $160,000.00    N
  600126244     WELDIN,TERRY,PAMELA                                                                           $210,000.00    N


 (vlegal.ace v1.4)                                                 Page  104
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126245     RALSTON/LYNCH,STEPHEN/KER  565 CANYON DRIVE           CHULA VISTA        CA     91902      $207,956.79
  600126249     ABERNATHY,LUCY             3212 NORTH MOUNTAIN VIEW   SAN DIEGO          CA     92116      $111,933.88
  600126250     WEISS,EDITH                927 PARKBROOK STREET       SPRING VALLEY      CA     91977      $107,927.53
  600126252     STRIEFF,ROBERT             243 POINSETTIA AVENUE      VISTA              CA     92083      $111,928.58
  600126253     SMEAD,ROSEMARY             512 CRAGIN PARK DRIVE      LAS VEGAS          NV     89107      $133,397.96
  600126257     DION,ROSALIE               1724 FAITH COURT NORTH EA  ALBUQUERQUE        NM     87112      $141,511.99
  600126264     CHRISHNAYAH,MADRAY         1632 MINER AVENUE          SAN PABLO          CA     94806      $104,936.39
  600126265     DIMON,THOMAS,REIKO         671 ASPEN CIRCLE           OXNARD             CA     93030      $164,900.04
  600126266     SHAW,JUDITH                3018 & 3020 SHATTUCK AVEN  BERKELEY           CA     94705      $100,643.55
  600126268     SKELTON,KIPP               4619 CAPAY DRIVE #2        SAN JOSE           CA     95118       $94,438.18
  600126271     YOUNG/TIOSECO,IGNATIUS/ED  3087 BARKLEY DRIVE         RICHMOND           CA     94806       $69,710.90
  600126274     HOWELL,ROBERT,JOLENE       1111 PIEDMONT AVENUE       PACIFIC GROVE      CA     93950      $102,834.39
  600126277     LEE,YONG                   505 CYPRESS POINT DRIVE #  MOUNTAIN VIEW      CA     94043       $96,694.34
  600126280     EDGERLY,NANCY              9013 RHODES AVENUE         APTOS              CA     95003      $219,870.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126245     RALSTON/LYNCH,STEPHEN/KER    7.875      .250    7.625     .0400     7.585     01/01/2028
  600126249     ABERNATHY,LUCY               8.625      .250    8.375     .0400     8.335     01/01/2028
  600126250     WEISS,EDITH                  8.000      .250    7.750     .0400     7.710     01/01/2028
  600126252     STRIEFF,ROBERT               8.250      .250    8.000     .0400     7.960     01/01/2028
  600126253     SMEAD,ROSEMARY               8.375      .250    8.125     .0400     8.085     01/01/2028
  600126257     DION,ROSALIE                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126264     CHRISHNAYAH,MADRAY           8.500      .250    8.250     .0400     8.210     01/01/2028
  600126265     DIMON,THOMAS,REIKO           8.500      .250    8.250     .0400     8.210     01/01/2028
  600126266     SHAW,JUDITH                  8.875      .250    8.625     .0400     8.585     01/01/2028
  600126268     SKELTON,KIPP                 8.125      .250    7.875     .0400     7.835     01/01/2028
  600126271     YOUNG/TIOSECO,IGNATIUS/ED    8.875      .250    8.625     .0400     8.585     01/01/2028
  600126274     HOWELL,ROBERT,JOLENE         8.250      .250    8.000     .0400     7.960     01/01/2028
  600126277     LEE,YONG                     8.750      .250    8.500     .0400     8.460     01/01/2028
  600126280     EDGERLY,NANCY                8.625      .250    8.375     .0400     8.335     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126245     RALSTON/LYNCH,STEPHEN/KER  558781                     $1,508.87                  02/01/1998             360
  600126249     ABERNATHY,LUCY             558808                       $871.12                  02/01/1998             360
  600126250     WEISS,EDITH                558814                       $792.47                  02/01/1998             360
  600126252     STRIEFF,ROBERT             558830                       $841.42                  02/01/1998             360
  600126253     SMEAD,ROSEMARY             558859                     $1,015.46         2        02/01/1998             360
  600126257     DION,ROSALIE               558884                     $1,076.26                  02/01/1998             360
  600126264     CHRISHNAYAH,MADRAY         559070                       $807.36                  02/01/1998             360
  600126265     DIMON,THOMAS,REIKO         559072                     $1,268.71                  02/01/1998             360
  600126266     SHAW,JUDITH                559134                       $801.21                  02/01/1998             360
  600126268     SKELTON,KIPP               559222                       $701.66                  02/01/1998             360
  600126271     YOUNG/TIOSECO,IGNATIUS/ED  559298                       $554.96                  02/01/1998             360
  600126274     HOWELL,ROBERT,JOLENE       559383                       $773.05                  02/01/1998             360
  600126277     LEE,YONG                   559426                       $761.13                  02/01/1998             360
  600126280     EDGERLY,NANCY              559481                     $1,711.14                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126245     RALSTON/LYNCH,STEPHEN/KER                                                                     $265,000.00    N
  600126249     ABERNATHY,LUCY                                                                                $140,000.00    N
  600126250     WEISS,EDITH                                                                                   $135,000.00    N
  600126252     STRIEFF,ROBERT                                                                                $140,000.00    N
  600126253     SMEAD,ROSEMARY                                                                                $145,000.00    N
  600126257     DION,ROSALIE                                                                                  $177,000.00    N
  600126264     CHRISHNAYAH,MADRAY                                                                            $140,000.00    N
  600126265     DIMON,THOMAS,REIKO                                                                            $222,000.00    N
  600126266     SHAW,JUDITH                                                                                   $125,935.00    N
  600126268     SKELTON,KIPP                                                                                  $126,000.00    N
  600126271     YOUNG/TIOSECO,IGNATIUS/ED                                                                      $93,000.00    N
  600126274     HOWELL,ROBERT,JOLENE                                                                          $147,000.00    N
  600126277     LEE,YONG                                                                                      $129,000.00    N
  600126280     EDGERLY,NANCY                                                                                 $280,000.00    N


 (vlegal.ace v1.4)                                                 Page  105
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126282     MAU,MYRON                  397 MONTECITO WAY          MILPITAS           CA     95035      $174,282.98
  600126283     STEFANI,LARRY              2658 HAMPTON AVENUE        REDWOOD CITY       CA     94061      $169,891.60
  600126285     TAYLOR,MARK                8579 LONGFORD WAY          DUBLIN             CA     94568      $154,301.54
  600126286     BECKS,GELSOMINA            1173 SARATOGA AVENUE       EAST PALO ALTO     CA     94303      $104,933.05
  600126288     CAMPUZANO/SHELE,ANSELMO,K  1084 LA BREA TERRACE       UNION CITY         CA     94587      $180,878.56
  600126289     LEE,FRANKLIN,PEARL         837 OPAL DRIVE             SAN JOSE           CA     95117      $199,858.85
  600126291     YU,LAI                     67 LAKEWOOD DRIVE          SAN FRANCISCO      CA     94127      $199,862.36
  600126293     WALLBRIDGE,GEORGINA        6690 BUGGYWHIP COURT       SAN JOSE           CA     95120      $188,682.65
  600126297     TSENG,TINA                 1207 39TH AVENUE           SAN FRANCISCO      CA     94122      $195,797.54
  600126299     TOQUINTO,JEFF,LYN          26 SAN BENITO WAY          NOVATO             CA     94945      $217,464.75
  600126300     KEEFER,PAUL                4201 TOMPKINS AVENUE       OAKLAND            CA     94619      $132,313.39
  600126302     KNOCH/THOENI,HARRY/KRISTI  19101 CREEKSIDE PLACE      SALINAS            CA     93908      $137,714.35
  600126308     REMMEL,ETHAN               109 BARTLETT STREET #401   SAN FRANCISCO      CA     94110      $138,663.76
  600126309     GARRETT,NANA               915 WEST LEXINGTON AVENUE  POMONA             CA     91766       $76,953.36


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126282     MAU,MYRON                    8.000      .250    7.750     .0400     7.710     01/01/2028
  600126283     STEFANI,LARRY                8.250      .250    8.000     .0400     7.960     01/01/2028
  600126285     TAYLOR,MARK                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600126286     BECKS,GELSOMINA              8.250      .250    8.000     .0400     7.960     01/01/2028
  600126288     CAMPUZANO/SHELE,ANSELMO,K    8.000      .250    7.750     .0400     7.710     01/01/2028
  600126289     LEE,FRANKLIN,PEARL           7.750      .250    7.500     .0400     7.460     01/01/2028
  600126291     YU,LAI                       7.875      .250    7.625     .0400     7.585     01/01/2028
  600126293     WALLBRIDGE,GEORGINA          8.375      .250    8.125     .0400     8.085     01/01/2028
  600126297     TSENG,TINA                   8.125      .250    7.875     .0400     7.835     01/01/2028
  600126299     TOQUINTO,JEFF,LYN            8.375      .250    8.125     .0400     8.085     01/01/2028
  600126300     KEEFER,PAUL                  8.125      .250    7.875     .0400     7.835     01/01/2028
  600126302     KNOCH/THOENI,HARRY/KRISTI    8.375      .250    8.125     .0400     8.085     01/01/2028
  600126308     REMMEL,ETHAN                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126309     GARRETT,NANA                 8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126282     MAU,MYRON                  559509                     $1,279.69                  02/01/1998             360
  600126283     STEFANI,LARRY              559517                     $1,277.15                  02/01/1998             360
  600126285     TAYLOR,MARK                559524                     $1,159.96                  02/01/1998             360
  600126286     BECKS,GELSOMINA            559530                       $788.83                  02/01/1998             360
  600126288     CAMPUZANO/SHELE,ANSELMO,K  559535                     $1,328.11                  02/01/1998             360
  600126289     LEE,FRANKLIN,PEARL         559539                     $1,432.82                  02/01/1998             360
  600126291     YU,LAI                     559545                     $1,450.14                  02/01/1998             360
  600126293     WALLBRIDGE,GEORGINA        559587                     $1,435.02                  02/01/1998             360
  600126297     TSENG,TINA                 559633                     $1,529.54                  02/01/1998             360
  600126299     TOQUINTO,JEFF,LYN          559654                     $1,653.92                  02/01/1998             360
  600126300     KEEFER,PAUL                559672                       $983.07                  02/01/1998             360
  600126302     KNOCH/THOENI,HARRY/KRISTI  559694                     $1,047.38                  02/01/1998             360
  600126308     REMMEL,ETHAN               559858                     $1,054.60                  02/01/1998             360
  600126309     GARRETT,NANA               559912                       $592.06                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126282     MAU,MYRON                                                                                     $218,000.00    N
  600126283     STEFANI,LARRY                                                                                 $375,000.00    N
  600126285     TAYLOR,MARK                                                                                   $193,000.00    N
  600126286     BECKS,GELSOMINA                                                                               $158,500.00    N
  600126288     CAMPUZANO/SHELE,ANSELMO,K                                                                     $241,355.00    N
  600126289     LEE,FRANKLIN,PEARL                                                                            $440,000.00    N
  600126291     YU,LAI                                                                                        $350,000.00    N
  600126293     WALLBRIDGE,GEORGINA                                                                           $236,000.00    N
  600126297     TSENG,TINA                                                                                    $320,000.00    N
  600126299     TOQUINTO,JEFF,LYN                                                                             $272,000.00    N
  600126300     KEEFER,PAUL                                                                                   $165,500.00    N
  600126302     KNOCH/THOENI,HARRY/KRISTI                                                                     $183,750.00    N
  600126308     REMMEL,ETHAN                                                                                  $185,000.00    N
  600126309     GARRETT,NANA                                                                                  $110,000.00    N


 (vlegal.ace v1.4)                                                 Page  106
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126313     EVANS,GEORGE,ANNIE         4340 NEOSHO AVENUE         LOS ANGELES        CA     90066      $205,808.24
  600126314     WREN,PATRICK,              25132 CALLE ALONDRA        LAKE FOREST        CA     92630      $208,666.86
  600126315     CLARE,DAVID, CORINNA       1339 SPAZIER AVENUE        GLENDALE           CA     91201      $217,354.06
  600126317     EDMISTON,RALPH             39 SEABIRD COURT           NEWPORT BEACH      CA     92663      $111,926.73
  600126318     SHAIKH/SHAIKH,M. YASIN/SH  5719 SORREL HILLS AVENUE   CHINO HILLS        CA     91709      $148,055.53
  600126320     SMITH,DONALD               16705 GRAGMONT STREET      COVINA AREA        CA     91722      $121,224.60
  600126321     RODELA,ALBERT              11743 EAST HEMLOCK STREET  EL MONTE           CA     91732      $111,930.39
  600126326     BLYTH,BIANCA               3757 GREENWOOD AVENUE      LOS ANGELES        CA     90066      $195,881.26
  600126330     WHITCRAFT/MCFAD,TISHA/DAV  6820 ENCINO AVENUE         LOS ANGELES        CA     91406       $92,348.19
  600126332     ROMO,SCOTT,DENISE          10214 ODELL AVENUE         LOS ANGELES        CA     91040      $143,165.43
  600126336     ZAMORA,RICHARD             1113 EAST FIRST STREET     TUSTIN             CA     92780       $95,938.78
  600126337     ANDERSON,NORMA             8411 MILLBRIDGE CIRCLE     HUNTINGTON BEAC    CA     92646      $216,854.40
  600126338     MARIN,JOSE,CLAUDIA         1526, 1528, 1530 EAST DEN  LOS ANGELES        CA     90744      $129,914.96
  600126339     GUERRERO,EDUARDO,ELIZABH   3521 PATRICIA STREET       WEST COVINA        CA     91792      $139,617.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126313     EVANS,GEORGE,ANNIE           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126314     WREN,PATRICK,                8.250      .250    8.000     .0400     7.960     01/01/2028
  600126315     CLARE,DAVID, CORINNA         8.000      .250    7.750     .0400     7.710     01/01/2028
  600126317     EDMISTON,RALPH               8.125      .250    7.875     .0400     7.835     01/01/2028
  600126318     SHAIKH/SHAIKH,M. YASIN/SH    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126320     SMITH,DONALD                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126321     RODELA,ALBERT                8.375      .250    8.125     .0400     8.085     01/01/2028
  600126326     BLYTH,BIANCA                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126330     WHITCRAFT/MCFAD,TISHA/DAV    8.875      .250    8.625     .0400     8.585     01/01/2028
  600126332     ROMO,SCOTT,DENISE            8.625      .250    8.375     .0400     8.335     01/01/2028
  600126336     ZAMORA,RICHARD               8.250      .250    8.000     .0400     7.960     01/01/2028
  600126337     ANDERSON,NORMA               8.000      .250    7.750     .0400     7.710     01/01/2028
  600126338     MARIN,JOSE,CLAUDIA           8.125      .250    7.875     .0400     7.835     01/01/2028
  600126339     GUERRERO,EDUARDO,ELIZABH     8.625      .250    8.375     .0400     8.335     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126313     EVANS,GEORGE,ANNIE         559940                     $1,493.64                  02/01/1998             360
  600126314     WREN,PATRICK,              559942                     $1,568.64                  02/01/1998             360
  600126315     CLARE,DAVID, CORINNA       559945                     $1,595.94                  02/01/1998             360
  600126317     EDMISTON,RALPH             559954                       $831.60                  02/01/1998             360
  600126318     SHAIKH/SHAIKH,M. YASIN/SH  559955                     $1,113.00                  02/01/1998             360
  600126320     SMITH,DONALD               559971                       $921.97        12        02/01/1998             360
  600126321     RODELA,ALBERT              559987                       $851.28                  02/01/1998             360
  600126326     BLYTH,BIANCA               560049                     $1,507.07                  02/01/1998             360
  600126330     WHITCRAFT/MCFAD,TISHA/DAV  560082                       $735.18                  02/01/1998             360
  600126332     ROMO,SCOTT,DENISE          560090                     $1,114.18                  02/01/1998             360
  600126336     ZAMORA,RICHARD             560139                       $721.22                  02/01/1998             360
  600126337     ANDERSON,NORMA             560149                     $1,592.27                  02/01/1998             360
  600126338     MARIN,JOSE,CLAUDIA         560159                       $965.25                  02/01/1998             360
  600126339     GUERRERO,EDUARDO,ELIZABH   560168                     $1,086.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126313     EVANS,GEORGE,ANNIE                                                                            $257,500.00    N
  600126314     WREN,PATRICK,                                                                                 $261,000.00    N
  600126315     CLARE,DAVID, CORINNA                                                                          $290,000.00    N
  600126317     EDMISTON,RALPH                                                                                $140,000.00    N
  600126318     SHAIKH/SHAIKH,M. YASIN/SH                                                                     $185,216.00    N
  600126320     SMITH,DONALD                                                                                  $135,000.00    N
  600126321     RODELA,ALBERT                                                                                 $140,000.00    N
  600126326     BLYTH,BIANCA                                                                                  $245,000.00    N
  600126330     WHITCRAFT/MCFAD,TISHA/DAV                                                                     $132,000.00    N
  600126332     ROMO,SCOTT,DENISE                                                                             $191,000.00    N
  600126336     ZAMORA,RICHARD                                                                                $120,000.00    N
  600126337     ANDERSON,NORMA                                                                                $297,000.00    N
  600126338     MARIN,JOSE,CLAUDIA                                                                            $174,000.00    N
  600126339     GUERRERO,EDUARDO,ELIZABH                                                                      $199,600.00    N


 (vlegal.ace v1.4)                                                 Page  107
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126340     FADIGAN,WANDA              218 SOUTH AGATE STREET     ANAHEIM            CA     92804      $121,024.73
  600126343     FALK,GREGORY               547 INDIANA AVENUE         LOS ANGELES        CA     90291       $89,945.48
  600126345     NETOTEA/ILIESI,ERNA/MARGA  11512 MOSSLER STREET       ANAHEIM AREA       CA     92804       $86,316.62
  600126347     YASHAR,FARHAD,AZADEH       1657 SOUTH CARMELINA AVEN  LOS ANGELES        CA     90025      $210,878.60
  600126348     GILBERT,RONALD,MARILYN     2546 ORANGEWOOD PLACE      SIMI VALLEY        CA     93065      $167,884.38
  600126349     DANG/VO,BILLY/DUNG         9440 LOTUS DRIVE           WESTMINSTER        CA     92683      $147,103.71
  600126350     HICKS,LEROY                3420, 3422 & 3424 WEST FL  LOS ANGELES        CA     90043      $146,417.87
  600126352     CULPEPPER,SUE, DONALD      6843 SHOSHONEE WAY         BUENA PARK         CA     90620      $135,921.76
  600126353     QIQIEH,HAYEL               22903 VISTA DELGADO DRIVE  SANTA CLARITA      CA     91354      $143,908.18
  600126355     BLUME,JOHN                 12672 LAMPLIGHTER STREET   GARDEN GROVE       CA     92845      $162,291.04
  600126356     BYRON,CARLYE               1720 WEST RIVERSIDE DRIVE  BURBANK            CA     91506      $226,259.28
  600126357     NIEBLA,TOMAS               2504 SIWANOY DRIVE         ALHAMBRA           CA     91803      $201,477.87
  600126360     RODGERS,FLORANCE           1933 SUNSET LANE           FULLERTON          CA     92833      $167,898.23
  600126362     BRISSON,GERALD             23732 HILLHURST DRIVE      LAGUNA NIGUEL      CA     92677       $43,474.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126340     FADIGAN,WANDA                8.375      .250    8.125     .0400     8.085     01/01/2028
  600126343     FALK,GREGORY                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126345     NETOTEA/ILIESI,ERNA/MARGA    8.125      .250    7.875     .0400     7.835     01/01/2028
  600126347     YASHAR,FARHAD,AZADEH         8.750      .250    8.500     .0400     8.460     01/01/2028
  600126348     GILBERT,RONALD,MARILYN       7.875      .250    7.625     .0400     7.585     01/01/2028
  600126349     DANG/VO,BILLY/DUNG           8.125      .250    7.875     .0400     7.835     01/01/2028
  600126350     HICKS,LEROY                  8.875      .250    8.625     .0400     8.585     01/01/2028
  600126352     CULPEPPER,SUE, DONALD        8.750      .250    8.500     .0400     8.460     01/01/2028
  600126353     QIQIEH,HAYEL                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600126355     BLUME,JOHN                   8.000      .250    7.750     .0400     7.710     01/01/2028
  600126356     BYRON,CARLYE                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126357     NIEBLA,TOMAS                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126360     RODGERS,FLORANCE             8.500      .250    8.250     .0400     8.210     01/01/2028
  600126362     BRISSON,GERALD               8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126340     FADIGAN,WANDA              560171                       $920.45                  02/01/1998             360
  600126343     FALK,GREGORY               560207                       $692.02         2        02/01/1998             360
  600126345     NETOTEA/ILIESI,ERNA/MARGA  560256                       $645.97                  02/01/1998             360
  600126347     YASHAR,FARHAD,AZADEH       560279                     $1,659.94                  02/01/1998             360
  600126348     GILBERT,RONALD,MARILYN     560287                     $1,218.12                  02/01/1998             360
  600126349     DANG/VO,BILLY/DUNG         560299                     $1,092.96                  02/01/1998             360
  600126350     HICKS,LEROY                560304                     $1,165.62                  02/01/1998             360
  600126352     CULPEPPER,SUE, DONALD      560335                     $1,069.91                  02/01/1998             360
  600126353     QIQIEH,HAYEL               560342                     $1,081.82                  02/01/1998             360
  600126355     BLUME,JOHN                 560371                     $1,191.63                  02/01/1998             360
  600126356     BYRON,CARLYE               560372                     $1,720.80                  02/01/1998             360
  600126357     NIEBLA,TOMAS               560377                     $1,550.13                  02/01/1998             360
  600126360     RODGERS,FLORANCE           560427                     $1,291.77                  02/01/1998             360
  600126362     BRISSON,GERALD             560466                       $342.21                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126340     FADIGAN,WANDA                                                                                 $173,000.00    N
  600126343     FALK,GREGORY                                                                                  $100,000.00    N
  600126345     NETOTEA/ILIESI,ERNA/MARGA                                                                     $148,000.00    N
  600126347     YASHAR,FARHAD,AZADEH                                                                          $264,000.00    N
  600126348     GILBERT,RONALD,MARILYN                                                                        $210,000.00    N
  600126349     DANG/VO,BILLY/DUNG                                                                            $184,000.00    N
  600126350     HICKS,LEROY                                                                                   $200,000.00    N
  600126352     CULPEPPER,SUE, DONALD                                                                         $170,000.00    N
  600126353     QIQIEH,HAYEL                                                                                  $180,000.00    N
  600126355     BLUME,JOHN                                                                                    $203,000.00    N
  600126356     BYRON,CARLYE                                                                                  $283,000.00    N
  600126357     NIEBLA,TOMAS                                                                                  $252,000.00    N
  600126360     RODGERS,FLORANCE                                                                              $210,000.00    N
  600126362     BRISSON,GERALD                                                                                 $58,000.00    N


 (vlegal.ace v1.4)                                                 Page  108
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126363     BRISSON,GERALD             34026 SELVA ROAD           DANA POINT         CA     92629       $70,649.96
  600126365     REICH,STEVEN,CLAUDIA       3247 GINKO COURT           THOUSAND OAKS      CA     91360       $84,944.40
  600126366     DENIZ,MANUEL,PAULA         10835 ANDY STREET          CERRITOS           CA     90703       $79,944.94
  600126367     KECK,TRUDI                 11490 CUMPSTON STREET      LOS ANGELES        CA     91601      $134,320.65
  600126371     WONG,ANN                   217 NORTH HIDALGO AVENUE   ALHAMBRA           CA     91801      $139,923.53
  600126373     MILLER,PEGGY               1046 CORTE DESCANSO        SANTA PAULA        CA     93060      $165,649.59
  600126375     MURO,LAWRENCE,JANINE       101 STADIUM AVENUE         SAN BUENAVENTUR    CA     93003      $172,686.96
  600126377     JENSEN,CRAIG, HOPE         4425 CERRITOS AVENUE       LONG BEACH         CA     90807      $199,362.71
  600126378     FAW,DUANE,LUCILE           428 NORTH SYRACUSE STREET  ANAHEIM            CA     92801       $95,638.98
  600126380     WASHINGTON,ANITA           3421 OLIVE AVENUE          LONG BEACH         CA     90807      $142,302.00
  600126382     PFEFER,MAX, PHYLLIS        24811 EAST DALKE AVENUE    OTIS ORCHARDS      WA     99027      $135,917.61
  600126383     WELLS,RICK,IRENE           14370 RHODA LANE NORTHWES  SEABECK            WA     98380      $122,423.86
  600126385     MOSTOFI,BEHZAD, PAMELA     1335 NORTHWEST SHERMAN HI  POULSBO            WA     98370      $176,134.71
  600126386     BOERGER,CHRISTOPHER,ANN    425 GARFIELD BAY ROAD      SAGLE              ID     83860      $107,939.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126363     BRISSON,GERALD               8.750      .250    8.500     .0400     8.460     01/01/2028
  600126365     REICH,STEVEN,CLAUDIA         8.125      .250    7.875     .0400     7.835     01/01/2028
  600126366     DENIZ,MANUEL,PAULA           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126367     KECK,TRUDI                   8.625      .250    8.375     .0400     8.335     01/01/2028
  600126371     WONG,ANN                     9.000      .250    8.750     .0400     8.710     01/01/2028
  600126373     MILLER,PEGGY                 8.500      .250    8.250     .0400     8.210     01/01/2028
  600126375     MURO,LAWRENCE,JANINE         8.125      .250    7.875     .0400     7.835     01/01/2028
  600126377     JENSEN,CRAIG, HOPE           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126378     FAW,DUANE,LUCILE             8.250      .250    8.000     .0400     7.960     01/01/2028
  600126380     WASHINGTON,ANITA             7.875      .250    7.625     .0400     7.585     01/01/2028
  600126382     PFEFER,MAX, PHYLLIS          8.500      .250    8.250     .0400     8.210     01/01/2028
  600126383     WELLS,RICK,IRENE             8.375      .250    8.125     .0400     8.085     01/01/2028
  600126385     MOSTOFI,BEHZAD, PAMELA       8.125      .250    7.875     .0400     7.835     01/01/2028
  600126386     BOERGER,CHRISTOPHER,ANN      8.875      .250    8.625     .0400     8.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126363     BRISSON,GERALD             560467                       $575.08                  02/01/1998             360
  600126365     REICH,STEVEN,CLAUDIA       560496                       $631.12                  02/01/1998             360
  600126366     DENIZ,MANUEL,PAULA         560510                       $580.06                  02/01/1998             360
  600126367     KECK,TRUDI                 560513                     $1,045.35                  02/01/1998             360
  600126371     WONG,ANN                   560544                     $1,126.47                  02/01/1998             360
  600126373     MILLER,PEGGY               560601                     $1,274.47                  02/01/1998             360
  600126375     MURO,LAWRENCE,JANINE       560858                     $1,283.04                  02/01/1998             360
  600126377     JENSEN,CRAIG, HOPE         560866                     $1,446.51                  02/01/1998             360
  600126378     FAW,DUANE,LUCILE           560870                       $718.96                  02/01/1998             360
  600126380     WASHINGTON,ANITA           560891                     $1,032.50                  02/01/1998             360
  600126382     PFEFER,MAX, PHYLLIS        560903                     $1,045.72                  02/01/1998             360
  600126383     WELLS,RICK,IRENE           560905                       $931.09                  02/01/1998             360
  600126385     MOSTOFI,BEHZAD, PAMELA     560926                     $1,308.65                  02/01/1998             360
  600126386     BOERGER,CHRISTOPHER,ANN    560928                       $859.30                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126363     BRISSON,GERALD                                                                                 $97,500.00    N
  600126365     REICH,STEVEN,CLAUDIA                                                                          $263,000.00    N
  600126366     DENIZ,MANUEL,PAULA                                                                            $200,000.00    N
  600126367     KECK,TRUDI                                                                                    $168,000.00    N
  600126371     WONG,ANN                                                                                      $200,000.00    N
  600126373     MILLER,PEGGY                                                                                  $205,000.00    N
  600126375     MURO,LAWRENCE,JANINE                                                                          $216,000.00    N
  600126377     JENSEN,CRAIG, HOPE                                                                            $255,000.00    N
  600126378     FAW,DUANE,LUCILE                                                                              $145,000.00    N
  600126380     WASHINGTON,ANITA                                                                              $189,900.00    N
  600126382     PFEFER,MAX, PHYLLIS                                                                           $170,000.00    N
  600126383     WELLS,RICK,IRENE                                                                              $175,000.00    N
  600126385     MOSTOFI,BEHZAD, PAMELA                                                                        $235,000.00    N
  600126386     BOERGER,CHRISTOPHER,ANN                                                                       $140,000.00    N


 (vlegal.ace v1.4)                                                 Page  109
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126387     FRY,STEVEN, SHERYL         328 CRAIG ROAD             SEQUIM             WA     98382       $98,935.24
  600126388     PASSLER,HELEN G.           21837 244TH AVENUE SOUTHE  MAPLE VALLEY       WA     98038       $75,950.28
  600126390     BALDWIN-HALBE,SHERRILL V.  9754 COUGAR DRIVE          BOZEMAN            MT     59718      $127,920.44
  600126391     MORAN/HANNO-MOR,RICHARD/P  10624 6TH AVENUE SOUTHWES  SEATTLE            WA     98146      $187,394.89
  600126394     LEWEY,DOUGLAS              304 EAST 23RD AVENUE       POST FALLS         ID     83854       $76,454.83
  600126395     LAPLANTE,LINDA             1247 COTTAGE STREET SOUTH  EPHRATA            WA     98823       $38,974.49
  600126396     REDIFER,CINDY L.           508 SOUTH CALIFORNIA STRE  HELENA             MT     59601      $107,931.13
  600126398     MASTROBATTISTA,FRANK,MAUR  7539 1ST AVENUE NORTHEAST  SEATTLE            WA     98115      $187,083.64
  600126403     SPROAT,STEVEN L.           14004 139TH STREET COURT   GIG HARBOR         WA     98329       $63,959.19
  600126406     KRAUTHAMER/ALDR,ROBERT, D  3851 NORTHEAST 89TH STREE  SEATTLE            WA     98115      $157,499.50
  600126407     GATES,CHARLES,LINDA        8717 EAST MEADOW LAKE DRI  SNOHOMISH          WA     98290      $183,894.14
  600126409     MURRELL,UN CHA,JOSEPH      4432 NORTHEAST 17TH STREE  RENTON             WA     98059      $104,934.73
  600126410     HAMILTON/WILDE,ERIC/DONAL  1453 SOUTHWEST 149TH STRE  BURIEN             WA     98166      $111,277.16
  600126416     TATE,DENNIS, TERI          1222 DEWSNUP AVENUE        GRIDLEY            CA     95948       $63,663.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126387     FRY,STEVEN, SHERYL           8.125      .250    7.875     .0400     7.835     01/01/2028
  600126388     PASSLER,HELEN G.             8.125      .250    7.875     .0400     7.835     01/01/2028
  600126390     BALDWIN-HALBE,SHERRILL V.    8.375      .250    8.125     .0400     8.085     01/01/2028
  600126391     MORAN/HANNO-MOR,RICHARD/P    8.875      .250    8.625     .0400     8.585     01/01/2028
  600126394     LEWEY,DOUGLAS                8.625      .250    8.375     .0400     8.335     01/01/2028
  600126395     LAPLANTE,LINDA               8.250      .250    8.000     .0400     7.960     01/01/2028
  600126396     REDIFER,CINDY L.             8.250      .250    8.000     .0400     7.960     01/01/2028
  600126398     MASTROBATTISTA,FRANK,MAUR    8.375      .250    8.125     .0400     8.085     01/01/2028
  600126403     SPROAT,STEVEN L.             8.250      .250    8.000     .0400     7.960     01/01/2028
  600126406     KRAUTHAMER/ALDR,ROBERT, D    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126407     GATES,CHARLES,LINDA          8.750      .250    8.500     .0400     8.460     01/01/2028
  600126409     MURRELL,UN CHA,JOSEPH        8.375      .250    8.125     .0400     8.085     01/01/2028
  600126410     HAMILTON/WILDE,ERIC/DONAL    8.125      .250    7.875     .0400     7.835     01/01/2028
  600126416     TATE,DENNIS, TERI            8.750      .250    8.500     .0400     8.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126387     FRY,STEVEN, SHERYL         560937                       $735.07                  02/01/1998             360
  600126388     PASSLER,HELEN G.           560941                       $564.30                  02/01/1998             360
  600126390     BALDWIN-HALBE,SHERRILL V.  560948                       $972.89                  02/01/1998             360
  600126391     MORAN/HANNO-MOR,RICHARD/P  560954                     $1,491.83                  02/01/1998             360
  600126394     LEWEY,DOUGLAS              560962                       $595.01                  02/01/1998             360
  600126395     LAPLANTE,LINDA             560969                       $300.51                  02/01/1998             360
  600126396     REDIFER,CINDY L.           560980                       $811.37                  02/01/1998             360
  600126398     MASTROBATTISTA,FRANK,MAUR  560997                     $1,422.86                  02/01/1998             360
  600126403     SPROAT,STEVEN L.           561033                       $480.81                  02/01/1998             360
  600126406     KRAUTHAMER/ALDR,ROBERT, D  561047                     $1,184.00                  02/01/1998             360
  600126407     GATES,CHARLES,LINDA        561068                     $1,447.53                  02/01/1998             360
  600126409     MURRELL,UN CHA,JOSEPH      561094                       $798.08                  02/01/1998             360
  600126410     HAMILTON/WILDE,ERIC/DONAL  561096                       $826.77                  02/01/1998             360
  600126416     TATE,DENNIS, TERI          561137                       $501.13                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126387     FRY,STEVEN, SHERYL                                                                            $135,000.00    N
  600126388     PASSLER,HELEN G.                                                                              $141,000.00    N
  600126390     BALDWIN-HALBE,SHERRILL V.                                                                     $160,000.00    N
  600126391     MORAN/HANNO-MOR,RICHARD/P                                                                     $250,000.00    N
  600126394     LEWEY,DOUGLAS                                                                                  $90,000.00    N
  600126395     LAPLANTE,LINDA                                                                                 $53,000.00    N
  600126396     REDIFER,CINDY L.                                                                              $135,000.00    N
  600126398     MASTROBATTISTA,FRANK,MAUR                                                                     $234,000.00    N
  600126403     SPROAT,STEVEN L.                                                                               $80,000.00    N
  600126406     KRAUTHAMER/ALDR,ROBERT, D                                                                     $197,000.00    N
  600126407     GATES,CHARLES,LINDA                                                                           $230,000.00    N
  600126409     MURRELL,UN CHA,JOSEPH                                                                         $150,000.00    N
  600126410     HAMILTON/WILDE,ERIC/DONAL                                                                     $148,500.00    N
  600126416     TATE,DENNIS, TERI                                                                              $91,000.00    N


 (vlegal.ace v1.4)                                                 Page  110
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126417     KLEE,WERNER,KATHLEEN       627 BOISTFORT ROAD         CURTIS             WA     98538      $104,941.13
  600126419     ULLAND,SCOTT,CAROL         128 EAST WYNOT DRIVE       NINE MILE FALLS    WA     99026       $89,939.61
  600126422     SHERPA,LEE                 222 EAST GARDEN AVENUE     COEUR D'ALENE      ID     83814       $94,739.55
  600126423     AZADAN,SORAYA              4635 ALONSO COURT          FREMONT            CA     94555      $193,882.48
  600126424     LOMELI,ANTONIO,BERTHA      4213 HERMOSA COURT         ROHNERT PARK       CA     94928      $191,827.60
  600126425     ROSALES,RAMON,LAURA        2013 HURAN DRIVE           SAN JOSE           CA     95122      $139,898.67
  600126426     HERWIG,MANZAR              125 CONNEMARA WAY #91      SUNNYVALE          CA     94087      $171,501.27
  600126428     HENDESSI,MOHAMMAD,ROXANA   8830 LAKE NIMBUS DRIVE     FAIR OAKS          CA     95628       $93,941.57
  600126431     STARK,SEAN                 16738 SAN LUIS WAY         MORGAN HILL        CA     95037      $183,785.70
  600126433     ENGMAN,PATRICIA            9340 ZAMBRA WAY            SACRAMENTO         CA     95826       $87,946.69
  600126436     BRUCE,MICHAEL,YVONNE       565 LORI DRIVE             BENICIA            CA     94510      $101,240.19
  600126437     KOZAK,ROBERT,JACQUELI      3511 JAMISON WAY           CASTRO VALLEY      CA     94546      $157,409.39
  600126438     THAO/LEE,SHOUA/YEE         2231 SEVENTH STREET        ATWATER            CA     95301       $91,942.81
  600126440     SCHWALM,MICHAEL,LINDA      18339 LAKE FOREST DRIVE    PENN VALLEY        CA     95946       $58,468.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126417     KLEE,WERNER,KATHLEEN         8.875      .250    8.625     .0400     8.585     01/01/2028
  600126419     ULLAND,SCOTT,CAROL           8.000      .250    7.750     .0400     7.710     01/01/2028
  600126422     SHERPA,LEE                   8.250      .250    8.000     .0400     7.960     01/01/2028
  600126423     AZADAN,SORAYA                8.500      .250    8.250     .0400     8.210     01/01/2028
  600126424     LOMELI,ANTONIO,BERTHA        8.250      .250    8.000     .0400     7.960     01/01/2028
  600126425     ROSALES,RAMON,LAURA          7.625      .250    7.375     .0400     7.335     01/01/2028
  600126426     HERWIG,MANZAR                8.750      .250    8.500     .0400     8.460     01/01/2028
  600126428     HENDESSI,MOHAMMAD,ROXANA     8.375      .250    8.125     .0400     8.085     01/01/2028
  600126431     STARK,SEAN                   8.375      .250    8.125     .0400     8.085     01/01/2028
  600126433     ENGMAN,PATRICIA              8.500      .250    8.250     .0400     8.210     01/01/2028
  600126436     BRUCE,MICHAEL,YVONNE         8.625      .250    8.375     .0400     8.335     01/01/2028
  600126437     KOZAK,ROBERT,JACQUELI        8.750      .250    8.500     .0400     8.460     01/01/2028
  600126438     THAO/LEE,SHOUA/YEE           8.375      .250    8.125     .0400     8.085     01/01/2028
  600126440     SCHWALM,MICHAEL,LINDA        9.000      .250    8.750     .0400     8.710     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126417     KLEE,WERNER,KATHLEEN       561138                       $835.43                  02/01/1998             360
  600126419     ULLAND,SCOTT,CAROL         561178                       $660.39                  02/01/1998             360
  600126422     SHERPA,LEE                 561876                       $712.20                  02/01/1998             360
  600126423     AZADAN,SORAYA              562904                     $1,491.69                  02/01/1998             360
  600126424     LOMELI,ANTONIO,BERTHA      562916                     $1,442.06                  02/01/1998             360
  600126425     ROSALES,RAMON,LAURA        562942                       $990.91                  02/01/1998             360
  600126426     HERWIG,MANZAR              562958                     $1,349.98                  02/01/1998             360
  600126428     HENDESSI,MOHAMMAD,ROXANA   562993                       $714.47                  02/01/1998             360
  600126431     STARK,SEAN                 563013                     $1,397.77                  02/01/1998             360
  600126433     ENGMAN,PATRICIA            563063                       $676.64                  02/01/1998             360
  600126436     BRUCE,MICHAEL,YVONNE       563090                       $787.90        12        02/01/1998             360
  600126437     KOZAK,ROBERT,JACQUELI      563091                     $1,239.05                  02/01/1998             360
  600126438     THAO/LEE,SHOUA/YEE         563094                       $699.27                  02/01/1998             360
  600126440     SCHWALM,MICHAEL,LINDA      563133                       $470.70                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126417     KLEE,WERNER,KATHLEEN                                                                          $150,000.00    N
  600126419     ULLAND,SCOTT,CAROL                                                                            $120,000.00    N
  600126422     SHERPA,LEE                                                                                    $118,500.00    N
  600126423     AZADAN,SORAYA                                                                                 $256,000.00    N
  600126424     LOMELI,ANTONIO,BERTHA                                                                         $239,950.00    N
  600126425     ROSALES,RAMON,LAURA                                                                           $175,000.00    N
  600126426     HERWIG,MANZAR                                                                                 $214,500.00    N
  600126428     HENDESSI,MOHAMMAD,ROXANA                                                                      $117,500.00    N
  600126431     STARK,SEAN                                                                                    $229,900.00    N
  600126433     ENGMAN,PATRICIA                                                                               $110,000.00    N
  600126436     BRUCE,MICHAEL,YVONNE                                                                          $112,600.00    N
  600126437     KOZAK,ROBERT,JACQUELI                                                                         $210,000.00    N
  600126438     THAO/LEE,SHOUA/YEE                                                                            $115,000.00    N
  600126440     SCHWALM,MICHAEL,LINDA                                                                          $78,000.00    N


 (vlegal.ace v1.4)                                                 Page  111
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126442     STAGG,BLUM-STAG,FRED,MICH  37 DOGWOOD COURT           NOVATO             CA     94947      $167,084.93
  600126443     COTTER/MCARTHY,JOHN/BERNA  3336 BRITTAN AVENUE, #1    SAN CARLOS         CA     94070      $219,859.71
  600126444     PIGRAM,RONALD              6 HAWTHORNE COURT          FAIRFAX            CA     94930      $179,876.13
  600126450     GOHARI,AZAR                263 CALLIOPE DRIVE         HENDERSON          NV     89104      $107,934.57
  600126453     MAYS,KEVIN,ROSALIA         7175 PINTAIL DRIVE         CARLSBAD           CA     92009      $212,214.60
  600126456     TUCKER,REATHA              4808 DOLIVA DRIVE          SAN DIEGO          CA     92117       $49,968.12
  600126457     LEFFLER,WILLIAM            613 FOX CHASE STREET       HENDERSON          NV     89015       $30,077.65
  600126458     TOEBE,KATHLEEN             5305 WIND PRAIRIE STREET   LAS VEGAS          NV     89130      $135,813.34
  600126460     THOM,MARY                  4714 & 4716 SARATOGA AVEN  SAN DIEGO          CA     92109      $159,900.55
  600126461     MCCUNE,ALLAN, MOLLY        1546 MADRID DRIVE          VISTA              CA     92083      $146,146.78
  600126462     CLARK,CAROLYN              43719 YOSEMITE DRIVE       BIG BEAR LAKE      CA     92315       $53,964.68
  600126465     MCCLENDON,JAMES,ROSE       4556 COVE DRIVE            CARLSBAD           CA     92008      $209,872.78
  600126466     NEVAREZ,REYNALDO,GRACIE    2532 ELLIS STREET          NORTH LAS VEGAS    NV     89030      $106,341.88
  600126467     GUARINI,JOHN,BRENDA        1601 KENYON PLACE          LAS VEGAS          NV     89106      $186,895.16


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126442     STAGG,BLUM-STAG,FRED,MICH    7.875      .250    7.625     .0400     7.585     01/01/2028
  600126443     COTTER/MCARTHY,JOHN/BERNA    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126444     PIGRAM,RONALD                7.875      .250    7.625     .0400     7.585     01/01/2028
  600126450     GOHARI,AZAR                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600126453     MAYS,KEVIN,ROSALIA           8.250      .250    8.000     .0400     7.960     01/01/2028
  600126456     TUCKER,REATHA                8.250      .250    8.000     .0400     7.960     01/01/2028
  600126457     LEFFLER,WILLIAM              8.750      .250    8.500     .0400     8.460     01/01/2028
  600126458     TOEBE,KATHLEEN               8.250      .250    8.000     .0400     7.960     01/01/2028
  600126460     THOM,MARY                    8.375      .250    8.125     .0400     8.085     01/01/2028
  600126461     MCCUNE,ALLAN, MOLLY          7.750      .250    7.500     .0400     7.460     01/01/2028
  600126462     CLARK,CAROLYN                8.125      .250    7.875     .0400     7.835     01/01/2028
  600126465     MCCLENDON,JAMES,ROSE         8.500      .250    8.250     .0400     8.210     01/01/2028
  600126466     NEVAREZ,REYNALDO,GRACIE      9.000      .250    8.750     .0400     8.710     01/01/2028
  600126467     GUARINI,JOHN,BRENDA          8.875      .250    8.625     .0400     8.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126442     STAGG,BLUM-STAG,FRED,MICH  563148                     $1,212.32                  02/01/1998             360
  600126443     COTTER/MCARTHY,JOHN/BERNA  563183                     $1,652.79                  02/01/1998             360
  600126444     PIGRAM,RONALD              563195                     $1,305.12                  02/01/1998             360
  600126450     GOHARI,AZAR                565908                       $830.43                  02/01/1998             360
  600126453     MAYS,KEVIN,ROSALIA         565921                     $1,595.31                  02/01/1998             360
  600126456     TUCKER,REATHA              565971                       $375.63                  02/01/1998             360
  600126457     LEFFLER,WILLIAM            565977                       $237.19                  02/01/1998             360
  600126458     TOEBE,KATHLEEN             565995                     $1,020.97         2        02/01/1998             360
  600126460     THOM,MARY                  566008                     $1,216.12                  02/01/1998             360
  600126461     MCCUNE,ALLAN, MOLLY        566010                     $1,047.75                  02/01/1998             360
  600126462     CLARK,CAROLYN              566016                       $400.95                  02/01/1998             360
  600126465     MCCLENDON,JAMES,ROSE       566043                     $1,614.72                  02/01/1998             360
  600126466     NEVAREZ,REYNALDO,GRACIE    566045                       $856.12                  02/01/1998             360
  600126467     GUARINI,JOHN,BRENDA        566047                     $1,487.86                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126442     STAGG,BLUM-STAG,FRED,MICH                                                                     $209,000.00    N
  600126443     COTTER/MCARTHY,JOHN/BERNA                                                                     $275,000.00    N
  600126444     PIGRAM,RONALD                                                                                 $275,000.00    N
  600126450     GOHARI,AZAR                                                                                   $135,000.00    N
  600126453     MAYS,KEVIN,ROSALIA                                                                            $265,486.00    N
  600126456     TUCKER,REATHA                                                                                 $159,000.00    N
  600126457     LEFFLER,WILLIAM                                                                               $134,212.00    N
  600126458     TOEBE,KATHLEEN                                                                                $151,000.00    N
  600126460     THOM,MARY                                                                                     $202,000.00    N
  600126461     MCCUNE,ALLAN, MOLLY                                                                           $195,000.00    N
  600126462     CLARK,CAROLYN                                                                                  $67,500.00    N
  600126465     MCCLENDON,JAMES,ROSE                                                                          $280,000.00    N
  600126466     NEVAREZ,REYNALDO,GRACIE                                                                       $133,000.00    N
  600126467     GUARINI,JOHN,BRENDA                                                                           $220,000.00    N


 (vlegal.ace v1.4)                                                 Page  112
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126468     ATTEBURY,CRAIG             1160 EL ALAMEDA            PALM SPRINGS       CA     92262      $214,869.76
  600126469     CANDELORE,MILDRED          1135 & 1141 26TH STREET    SAN DIEGO          CA     92102       $69,311.12
  600126471     OSTLER,CARL,ALYCE          3888 RIVIERA DRIVE #401    SAN DIEGO          CA     92109      $195,868.49
  600126472     BARRY,CHARLES,ELLEN        40550 CLARK DRIVE          HEMET              CA     92544       $62,357.06
  600126473     KREMER,JAY,GLORIA          1667 AVENIDA SELVA         FULLERTON          CA     92833       $99,939.42
  600126475     JOHNSTONE,KEVIN,KATHLEEN   5134 WISTERIA DRIVE        OCEANSIDE          CA     92056      $206,953.83
  600126476     HILL/RIVERA,WANDA/DAVID    8611 HARJOAN AVENUE        SAN DIEGO          CA     92123      $143,900.90
  600126478     ABELY,DONNA                1666 CEANOTHUS COURT       CARLSBAD           CA     92009      $211,718.33
  600126480     GLEASON,HENRIETTA          2240 HUTCHISON STREET      VISTA              CA     92084      $171,693.22
  600126481     FORD,DOLORES               862 RAMONA AVENUE          SPRING VALLEY      CA     91977       $62,960.84
  600126484     RODGERS,MELISSA            8137 BACKPACKER COURT      LAS VEGAS          NV     89131      $116,377.62
  600126486     BUCHHAUSER,JOHN,RENEE      3725 OLEANDER DRIVE        SAN DIEGO          CA     92106      $179,876.13
  600126487     BLACKWELL,JAMES,JACKIE     5249 NORTH SIERRA MESA RO  SAN BERNARDINO     CA     92407      $119,821.57
  600126489     SELMAN,ROBERT,MARY         1364 PILLSBURY LANE        EL CAJON           CA     92020      $215,858.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126468     ATTEBURY,CRAIG               8.500      .250    8.250     .0400     8.210     01/01/2028
  600126469     CANDELORE,MILDRED            8.875      .250    8.625     .0400     8.585     01/01/2028
  600126471     OSTLER,CARL,ALYCE            8.000      .250    7.750     .0400     7.710     01/01/2028
  600126472     BARRY,CHARLES,ELLEN          7.875      .250    7.625     .0400     7.585     01/01/2028
  600126473     KREMER,JAY,GLORIA            8.500      .250    8.250     .0400     8.210     01/01/2028
  600126475     JOHNSTONE,KEVIN,KATHLEEN     7.750      .250    7.500     .0400     7.460     01/01/2028
  600126476     HILL/RIVERA,WANDA/DAVID      7.875      .250    7.625     .0400     7.585     01/01/2028
  600126478     ABELY,DONNA                  8.375      .250    8.125     .0400     8.085     01/01/2028
  600126480     GLEASON,HENRIETTA            8.375      .250    8.125     .0400     8.085     01/01/2028
  600126481     FORD,DOLORES                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126484     RODGERS,MELISSA              8.375      .250    8.125     .0400     8.085     01/01/2028
  600126486     BUCHHAUSER,JOHN,RENEE        7.875      .250    7.625     .0400     7.585     01/01/2028
  600126487     BLACKWELL,JAMES,JACKIE       8.125      .250    7.875     .0400     7.835     01/01/2028
  600126489     SELMAN,ROBERT,MARY           8.125      .250    7.875     .0400     7.835     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126468     ATTEBURY,CRAIG             566085                     $1,653.16         2        02/01/1998             360
  600126469     CANDELORE,MILDRED          566096                       $551.78                  02/01/1998             360
  600126471     OSTLER,CARL,ALYCE          566116                     $1,438.18                  02/01/1998             360
  600126472     BARRY,CHARLES,ELLEN        566129                       $452.44                  02/01/1998             360
  600126473     KREMER,JAY,GLORIA          566131                       $768.91                  02/01/1998             360
  600126475     JOHNSTONE,KEVIN,KATHLEEN   566164                     $1,483.69                  02/01/1998             360
  600126476     HILL/RIVERA,WANDA/DAVID    566173                     $1,044.10                  02/01/1998             360
  600126478     ABELY,DONNA                566273                     $1,610.21         2        02/01/1998             360
  600126480     GLEASON,HENRIETTA          566298                     $1,305.80                  02/01/1998             360
  600126481     FORD,DOLORES               566314                       $478.85                  02/01/1998             360
  600126484     RODGERS,MELISSA            566455                       $885.10         2        02/01/1998             360
  600126486     BUCHHAUSER,JOHN,RENEE      566467                     $1,305.12                  02/01/1998             360
  600126487     BLACKWELL,JAMES,JACKIE     566504                       $890.25                  02/01/1998             360
  600126489     SELMAN,ROBERT,MARY         566860                     $1,603.79                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126468     ATTEBURY,CRAIG                                                                                $239,000.00    N
  600126469     CANDELORE,MILDRED                                                                              $86,700.00    N
  600126471     OSTLER,CARL,ALYCE                                                                             $245,000.00    N
  600126472     BARRY,CHARLES,ELLEN                                                                            $78,000.00    N
  600126473     KREMER,JAY,GLORIA                                                                             $127,000.00    N
  600126475     JOHNSTONE,KEVIN,KATHLEEN                                                                      $258,900.00    N
  600126476     HILL/RIVERA,WANDA/DAVID                                                                       $182,000.00    N
  600126478     ABELY,DONNA                                                                                   $223,000.00    N
  600126480     GLEASON,HENRIETTA                                                                             $214,750.00    N
  600126481     FORD,DOLORES                                                                                   $90,000.00    N
  600126484     RODGERS,MELISSA                                                                               $122,586.00    N
  600126486     BUCHHAUSER,JOHN,RENEE                                                                         $225,000.00    N
  600126487     BLACKWELL,JAMES,JACKIE                                                                        $149,900.00    N
  600126489     SELMAN,ROBERT,MARY                                                                            $288,000.00    N


 (vlegal.ace v1.4)                                                 Page  113
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126491     AMBROSE,SCOTT,WENDY        3054 MACAULAY STREET       SAN DIEGO          CA     92106       $99,939.42
  600126492     DAVIS,OTIS,PATSY           65 F STREET                CHULA VISTA        CA     91910       $85,740.95
  600126493     ALLISON,KAREN              1063 MONTAUK LANE          VENTURA            CA     93001      $187,873.85
  600126494     PAGANO,DONALD,JUDITH       609 MAYBRITT CIRCLE        SAN MARCOS         CA     92069      $117,119.35
  600126497     PETINOS/SFAKIAN,EMMANUEL/  1210 SUNNY CREST CIRCLE    VISTA              CA     92084      $140,716.87
  600126498     ABDELJABER,RANDA G.        1240 NW 101ST AVENUE       PLANTATION         FL     33322      $199,762.99
  600126499     ALLAHYARI,PRIVASH          702-1 ZLOTKIN CIRCLE       FREEHOLD           NJ     07728       $59,932.47
  600126501     CASAS,GERARDO              14454 SW 49TH STREET       MIAMI              FL     33175       $75,909.94
  600126503     ELIAS,ALBERT JOHN          2177 NW 114TH TERRACE      CORAL SPRINGS      FL     33071      $157,427.17
  600126505     GARSIDE,ROGER, ANNA        13707 CEDAR CREEK AVENUE   BAKERSFIELD        CA     93312      $159,815.23
  600126506     GLORIA,LAURA               68-70 KING STREET          BRIDGEPORT         CT     06605      $126,860.74
  600126507     MARAJH,SEERAJIE,JAIRAJ     11340 N. W. 37TH STREET    CORAL SPRINGS      FL     33065       $81,886.76
  600126509     MOSTIN,MICHAEL, TRACY      2350 SODA BAY ROAD         LAKEPORT           CA     95453      $139,842.46
  600126510     PYANOE,JAMES               1705 NEWMAN STREET         SOUTH BELMAR       NJ     07719       $57,140.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126491     AMBROSE,SCOTT,WENDY          8.500      .250    8.250     .0400     8.210     01/01/2028
  600126492     DAVIS,OTIS,PATSY             7.875      .250    7.625     .0400     7.585     01/01/2028
  600126493     ALLISON,KAREN                8.000      .250    7.750     .0400     7.710     01/01/2028
  600126494     PAGANO,DONALD,JUDITH         7.875      .250    7.625     .0400     7.585     01/01/2028
  600126497     PETINOS/SFAKIAN,EMMANUEL/    8.625      .250    8.375     .0400     8.335     01/01/2028
  600126498     ABDELJABER,RANDA G.          8.625      .250    8.375     .0400     8.335     12/01/2027
  600126499     ALLAHYARI,PRIVASH            8.875      .250    8.625     .0400     8.585     12/01/2027
  600126501     CASAS,GERARDO                8.625      .250    8.375     .0400     8.335     12/01/2027
  600126503     ELIAS,ALBERT JOHN            9.000      .250    8.750     .0400     8.710     12/01/2027
  600126505     GARSIDE,ROGER, ANNA          8.750      .250    8.500     .0400     8.460     12/01/2027
  600126506     GLORIA,LAURA                 9.000      .250    8.750     .0400     8.710     12/01/2027
  600126507     MARAJH,SEERAJIE,JAIRAJ       7.875      .250    7.625     .0400     7.585     12/01/2027
  600126509     MOSTIN,MICHAEL, TRACY        8.875      .250    8.625     .0400     8.585     12/01/2027
  600126510     PYANOE,JAMES                 9.250      .250    9.000     .0400     8.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126491     AMBROSE,SCOTT,WENDY        566867                       $768.91                  02/01/1998             360
  600126492     DAVIS,OTIS,PATSY           566869                       $622.11                  02/01/1998             360
  600126493     ALLISON,KAREN              566872                     $1,379.48                  02/01/1998             360
  600126494     PAGANO,DONALD,JUDITH       566875                       $849.78                  02/01/1998             360
  600126497     PETINOS/SFAKIAN,EMMANUEL/  566897                     $1,095.13                  02/01/1998             360
  600126498     ABDELJABER,RANDA G.        567948                     $1,555.58                  02/01/1998             360
  600126499     ALLAHYARI,PRIVASH          567950                       $477.39                  02/01/1998             360
  600126501     CASAS,GERARDO              567955                       $591.12                  02/01/1998             360
  600126503     ELIAS,ALBERT JOHN          567960                     $1,268.09                  02/01/1998             360
  600126505     GARSIDE,ROGER, ANNA        567963                     $1,258.72                  02/01/1998             360
  600126506     GLORIA,LAURA               567964                     $1,021.87                  02/01/1998             360
  600126507     MARAJH,SEERAJIE,JAIRAJ     567971                       $594.56                  02/01/1998             360
  600126509     MOSTIN,MICHAEL, TRACY      567975                     $1,113.90                  02/01/1998             360
  600126510     PYANOE,JAMES               567980                       $470.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126491     AMBROSE,SCOTT,WENDY                                                                           $125,000.00    N
  600126492     DAVIS,OTIS,PATSY                                                                              $132,000.00    N
  600126493     ALLISON,KAREN                                                                                 $235,000.00    N
  600126494     PAGANO,DONALD,JUDITH                                                                          $146,500.00    N
  600126497     PETINOS/SFAKIAN,EMMANUEL/                                                                     $176,000.00    N
  600126498     ABDELJABER,RANDA G.                                                                           $250,000.00    N
  600126499     ALLAHYARI,PRIVASH                                                                              $75,000.00    N
  600126501     CASAS,GERARDO                                                                                  $95,000.00    N
  600126503     ELIAS,ALBERT JOHN                                                                             $197,000.00    N
  600126505     GARSIDE,ROGER, ANNA                                                                           $200,000.00    N
  600126506     GLORIA,LAURA                                                                                  $190,000.00    N
  600126507     MARAJH,SEERAJIE,JAIRAJ                                                                        $145,000.00    N
  600126509     MOSTIN,MICHAEL, TRACY                                                                         $200,000.00    N
  600126510     PYANOE,JAMES                                                                                   $88,000.00    N


 (vlegal.ace v1.4)                                                 Page  114
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126511     REESE,JAMES, SHARON        126 EAGLE FARMS ROAD       CHESTER SPRINGS    PA     19425      $154,816.32
  600126513     STOPKO,TINA                242 METEDECONK TRAIL       JACKSON            NJ     08527      $105,471.61
  600126514     WOLKOFF,THERESA            1683 CEDARCREEK DRIVE      SAN JOSE           CA     95121      $119,864.96
  600126515     TRAINER,ROBERT/PAULETTE    1631 NE 56TH STREET        FORT LAUDERDALE    FL     33334      $109,479.81
  600126516     WATSON,BUD,MARYE ANN       11984 STEGMEIR DRIVE       RANCHO CUCAMONG    CA     91739       $45,567.82
  600126517     PARRY,JOSEPH               682 MADRID STREET          SAN FRANCISCO      CA     94112      $187,260.06
  600126518     STOKES,JOSEPH,PAULINE      1617 DESTRAY LANE          COTTONWOOD         AZ     86326       $54,888.55
  600126664     BARROWS,PHYLLIS            29147 VIA                  MURRIETA           CA     92563       $67,553.48
  600126665     VAN BUSKIRK,ARTUS          1224 SHERIDAN A            ESCONDIDO          CA     92027       $80,407.53
  600126666     TUTTLE,CARL                10546 MAPLERIDG            DALLAS             TX     75238       $73,453.13
  600126667     FUHS,DARRELL               2091 CAVANAUGH             ATLANTA            GA     30316       $37,477.29
  600126669     CONNOLLY JR,PATRICK        1907 EAGLE AVEN            ALAMEDA            CA     94501      $124,622.28
  600126670     JOHN,WILLIAM               10221 WEST LEHI            LAKEWOOD           CO     80235       $99,686.39
  600126671     MAYOTTE,WAYNE              604 WEST WESTON            LARKSPUR           CO     80118      $151,690.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126511     REESE,JAMES, SHARON          8.625      .250    8.375     .0400     8.335     12/01/2027
  600126513     STOPKO,TINA                  8.500      .250    8.250     .0400     8.210     12/01/2027
  600126514     WOLKOFF,THERESA              8.875      .250    8.625     .0400     8.585     12/01/2027
  600126515     TRAINER,ROBERT/PAULETTE      9.000      .250    8.750     .0400     8.710     12/01/2027
  600126516     WATSON,BUD,MARYE ANN         7.750      .250    7.500     .0400     7.460     01/01/2028
  600126517     PARRY,JOSEPH                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600126518     STOKES,JOSEPH,PAULINE        8.000      .250    7.750     .0400     7.710     11/01/2027
  600126664     BARROWS,PHYLLIS              7.875      .250    7.625     .0500     7.575     01/01/2028
  600126665     VAN BUSKIRK,ARTUS            7.500      .250    7.250     .0500     7.200     01/01/2028
  600126666     TUTTLE,CARL                  8.250      .250    8.000     .0500     7.950     01/01/2028
  600126667     FUHS,DARRELL                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600126669     CONNOLLY JR,PATRICK          7.875      .250    7.625     .0500     7.575     01/01/2028
  600126670     JOHN,WILLIAM                 8.250      .250    8.000     .0500     7.950     01/01/2028
  600126671     MAYOTTE,WAYNE                7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126511     REESE,JAMES, SHARON        567983                     $1,205.57                  02/01/1998             360
  600126513     STOPKO,TINA                567988                       $811.97                  02/01/1998             360
  600126514     WOLKOFF,THERESA            567992                       $954.77                  02/01/1998             360
  600126515     TRAINER,ROBERT/PAULETTE    567993                       $881.87                  02/01/1998             360
  600126516     WATSON,BUD,MARYE ANN       568002                       $326.68                  02/01/1998             360
  600126517     PARRY,JOSEPH               568026                     $1,408.62                  02/01/1998             360
  600126518     STOKES,JOSEPH,PAULINE      568032                       $403.57                  02/01/1998             360
  600126664     BARROWS,PHYLLIS            1218254                      $490.15                  02/01/1998             360
  600126665     VAN BUSKIRK,ARTUS          1234558                      $566.36                  02/01/1998             360
  600126666     TUTTLE,CARL                1243708                      $552.18                  02/01/1998             360
  600126667     FUHS,DARRELL               1247469                      $288.34                  02/01/1998             360
  600126669     CONNOLLY JR,PATRICK        1256528                      $908.51                  02/01/1998             360
  600126670     JOHN,WILLIAM               1256932                      $749.39                  02/01/1998             360
  600126671     MAYOTTE,WAYNE              1258102                    $1,101.38                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126511     REESE,JAMES, SHARON                                                                           $276,786.00    N
  600126513     STOPKO,TINA                                                                                   $132,000.00    N
  600126514     WOLKOFF,THERESA                                                                               $177,000.00    N
  600126515     TRAINER,ROBERT/PAULETTE                                                                       $137,000.00    N
  600126516     WATSON,BUD,MARYE ANN                                                                          $142,317.00    N
  600126517     PARRY,JOSEPH                                                                                  $250,000.00    N
  600126518     STOKES,JOSEPH,PAULINE                                                                         $165,000.00    N
  600126664     BARROWS,PHYLLIS             .00       .00       .00       .000        .250          .300       $84,500.00    N
  600126665     VAN BUSKIRK,ARTUS           .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126666     TUTTLE,CARL                 .00       .00       .00       .000        .250          .300      $110,000.00    N
  600126667     FUHS,DARRELL                .00       .00       .00       .000        .250          .300       $50,000.00    N
  600126669     CONNOLLY JR,PATRICK         .00       .00       .00       .000        .250          .300      $174,000.00    N
  600126670     JOHN,WILLIAM                .00       .00       .00       .000        .250          .300      $133,000.00    N
  600126671     MAYOTTE,WAYNE               .00       .00       .00       .000        .250          .300      $189,900.00    N


 (vlegal.ace v1.4)                                                 Page  115
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126673     FELTON,PENELOPE            1926 VALLEYWOOD            ARLINGTON          TX     76013       $16,776.80
  600126674     WATSON,JAN                 1370 BRIDGETON             WINSTON-SALEM      NC     27127       $71,158.81
  600126675     WISE,GAIL                  6182 EAST YALE             DENVER             CO     80222      $149,592.35
  600126676     WINCHEL,BETTY              8310 CLETA STRE            DOWNEY             CA     90241      $114,856.55
  600126677     GRAHAM,MARY                8203 KITTYHAWK             LOS ANGELES        CA     90045      $116,838.43
  600126678     GRAY,REMEDIOS              340 WAGONWHEEL             CASTLE ROCK        CO     80104       $74,899.02
  600126679     GHANNADAN,MOHAMMAD         2143 MENDOCINO             BAY POINT          CA     94565      $112,640.27
  600126680     NELSON,DAVID               1809 EAGLE VIEW            COLORADO SPRING    CO     80909      $129,334.27
  600126681     KENDZIORSKI,ERVIN          1603 NORTH FREN            SANTA ANA          CA     92701      $149,762.50
  600126683     MALITZ,CARL                4100 WEST EDDY             CHICAGO            IL     60641      $124,922.31
  600126684     SMITHSON,MELANIE           8777 EVERETT CI            ARVADA             CO     80005       $99,063.01
  600126685     KAUFMANN,DARLENE           9075 GROSS POIN            SKOKIE             IL     60077      $145,827.00
  600126686     HATZIMARKOS,JOHN           45 SEAVIEW DRIV            SANTA BARBARA      CA     93108       $69,900.86
  600126687     FLORES SR,ROMULO           1360 CLUB LANE             RICHMOND           CA     94803       $78,649.81


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126673     FELTON,PENELOPE              7.875      .250    7.625     .0500     7.575     12/01/2027
  600126674     WATSON,JAN                   8.250      .250    8.000     .0500     7.950     12/01/2027
  600126675     WISE,GAIL                    7.875      .250    7.625     .0500     7.575     12/01/2027
  600126676     WINCHEL,BETTY                8.375      .250    8.125     .0500     8.075     12/01/2027
  600126677     GRAHAM,MARY                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600126678     GRAY,REMEDIOS                8.000      .250    7.750     .0500     7.700     12/01/2027
  600126679     GHANNADAN,MOHAMMAD           7.750      .250    7.500     .0500     7.450     12/01/2027
  600126680     NELSON,DAVID                 8.250      .250    8.000     .0500     7.950     12/01/2027
  600126681     KENDZIORSKI,ERVIN            8.500      .250    8.250     .0500     8.200     01/01/2028
  600126683     MALITZ,CARL                  8.375      .250    8.125     .0500     8.075     01/01/2028
  600126684     SMITHSON,MELANIE             7.875      .250    7.625     .0500     7.575     12/01/2027
  600126685     KAUFMANN,DARLENE             8.625      .250    8.375     .0500     8.325     12/01/2027
  600126686     HATZIMARKOS,JOHN             7.750      .250    7.500     .0500     7.450     12/01/2027
  600126687     FLORES SR,ROMULO             8.250      .250    8.000     .0500     7.950     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126673     FELTON,PENELOPE            1261171                      $121.81                  02/01/1998             360
  600126674     WATSON,JAN                 1262435                      $535.28                  02/01/1998             360
  600126675     WISE,GAIL                  1264563                    $1,086.88                  02/01/1998             360
  600126676     WINCHEL,BETTY              1265818                      $874.08                  02/01/1998             360
  600126677     GRAHAM,MARY                1265826                      $848.33                  02/01/1998             360
  600126678     GRAY,REMEDIOS              1266550                      $550.32                  02/01/1998             360
  600126679     GHANNADAN,MOHAMMAD         1268317                      $808.11                  02/01/1998             360
  600126680     NELSON,DAVID               1269380                      $972.89                  02/01/1998             360
  600126681     KENDZIORSKI,ERVIN          1269786                    $1,153.37                  02/01/1998             360
  600126683     MALITZ,CARL                1271857                      $950.09                  02/01/1998             360
  600126684     SMITHSON,MELANIE           1272954                      $719.27                  02/01/1998             360
  600126685     KAUFMANN,DARLENE           1273267                    $1,135.57                  02/01/1998             360
  600126686     HATZIMARKOS,JOHN           1273739                      $501.49                  02/01/1998             360
  600126687     FLORES SR,ROMULO           1273846                      $591.25                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126673     FELTON,PENELOPE             .00       .00       .00       .000        .250          .300       $21,000.00    N
  600126674     WATSON,JAN                  .00       .00       .00       .000        .250          .300       $95,000.00    N
  600126675     WISE,GAIL                   .00       .00       .00       .000        .250          .300      $193,000.00    N
  600126676     WINCHEL,BETTY               .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126677     GRAHAM,MARY                 .00       .00       .00       .000        .250          .300      $180,000.00    N
  600126678     GRAY,REMEDIOS               .00       .00       .00       .000        .250          .300      $119,000.00    N
  600126679     GHANNADAN,MOHAMMAD          .00       .00       .00       .000        .250          .300      $142,500.00    N
  600126680     NELSON,DAVID                .00       .00       .00       .000        .250          .300      $185,000.00    N
  600126681     KENDZIORSKI,ERVIN           .00       .00       .00       .000        .250          .300      $200,000.00    N
  600126683     MALITZ,CARL                 .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126684     SMITHSON,MELANIE            .00       .00       .00       .000        .250          .300      $124,000.00    N
  600126685     KAUFMANN,DARLENE            .00       .00       .00       .000        .250          .300      $250,000.00    N
  600126686     HATZIMARKOS,JOHN            .00       .00       .00       .000        .250          .300      $680,000.00    N
  600126687     FLORES SR,ROMULO            .00       .00       .00       .000        .250          .300      $175,000.00    N


 (vlegal.ace v1.4)                                                 Page  116
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126688     MILLER,JAMES               8246 NORTH 17TH            PHOENIX            AZ     85020      $101,851.89
  600126689     HALE,LARRY                 6375 GREENWAY R            FORT WORTH         TX     76116       $64,005.92
  600126690     DRUMMOND,ROBERT            1046 REGENCY DR            WOODSTOCK          GA     30189      $115,920.17
  600126691     ROBERTS,ANDRA              12426 MONTEGO P            DALLAS             TX     75230       $99,851.12
  600126692     PRIDEMORE,JOHN             4403 CEDAR CRES            MCKINNEY           TX     75070       $77,201.08
  600126693     HAUCK,LARRY                1181 LA PURISSI            FREMONT            CA     94539      $149,899.35
  600126695     O'NEILL,TERRY              10675 & 10685 W            WHEAT RIDGE        CO     80033      $123,845.32
  600126696     BATEMAN,KATHY              8147 NORTH IVOR            TUCSON             AZ     85741       $73,403.10
  600126697     BALDWIN,GLENN              1985 PONCE DE L            ATLANTA            GA     30307      $153,885.71
  600126698     BALDWIN,GLENN              3377 DEEVERS CO            LITHONIA           GA     30038       $59,158.21
  600126699     NATHAN,GEORGE              200 BRANDON PLA            ATLANTA            GA     30328      $119,825.75
  600126700     DUFFIN,RICHARD             502 ANSLEY VILL            ATLANTA            GA     30324      $131,077.70
  600126701     MIHAI,VICTOR               15021 NORTH 91S            PEORIA             AZ     85381       $97,439.40
  600126702     LOUGHBOROUGH,EDWARD        2920-2921 COUNT            CARROLLTON         TX     75006      $109,848.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126688     MILLER,JAMES                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600126689     HALE,LARRY                   7.875      .250    7.625     .0500     7.575     01/01/2028
  600126690     DRUMMOND,ROBERT              7.875      .250    7.625     .0500     7.575     01/01/2028
  600126691     ROBERTS,ANDRA                7.500      .250    7.250     .0500     7.200     12/01/2027
  600126692     PRIDEMORE,JOHN               8.250      .250    8.000     .0500     7.950     12/01/2027
  600126693     HAUCK,LARRY                  8.000      .250    7.750     .0500     7.700     01/01/2028
  600126695     O'NEILL,TERRY                8.375      .250    8.125     .0500     8.075     12/01/2027
  600126696     BATEMAN,KATHY                8.250      .250    8.000     .0500     7.950     01/01/2028
  600126697     BALDWIN,GLENN                7.500      .250    7.250     .0500     7.200     01/01/2028
  600126698     BALDWIN,GLENN                7.750      .250    7.500     .0500     7.450     01/01/2028
  600126699     NATHAN,GEORGE                7.625      .250    7.375     .0500     7.325     12/01/2027
  600126700     DUFFIN,RICHARD               8.125      .250    7.875     .0500     7.825     12/01/2027
  600126701     MIHAI,VICTOR                 8.375      .250    8.125     .0500     8.075     01/01/2028
  600126702     LOUGHBOROUGH,EDWARD          7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126688     MILLER,JAMES               1273960                      $721.95                  02/01/1998             360
  600126689     HALE,LARRY                 1274919                      $464.41                  02/01/1998             360
  600126690     DRUMMOND,ROBERT            1275338                      $841.08                  02/01/1998             360
  600126691     ROBERTS,ANDRA              1275643                      $699.21                  02/01/1998             360
  600126692     PRIDEMORE,JOHN             1276021                      $580.73                  02/01/1998             360
  600126693     HAUCK,LARRY                1276153                    $1,100.65                  02/01/1998             360
  600126695     O'NEILL,TERRY              1276807                      $942.49                  02/01/1998             360
  600126696     BATEMAN,KATHY              1276898                      $552.56                  02/01/1998             360
  600126697     BALDWIN,GLENN              1276930                    $1,076.79                  02/01/1998             360
  600126698     BALDWIN,GLENN              1276989                      $424.12                  02/01/1998             360
  600126699     NATHAN,GEORGE              1277334                      $849.35                  02/01/1998             360
  600126700     DUFFIN,RICHARD             1277565                      $974.53                  02/01/1998             360
  600126701     MIHAI,VICTOR               1277664                      $741.07                  02/01/1998             360
  600126702     LOUGHBOROUGH,EDWARD        1278290                      $797.58                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126688     MILLER,JAMES                .00       .00       .00       .000        .250          .300      $190,000.00    N
  600126689     HALE,LARRY                  .00       .00       .00       .000        .250          .300       $85,000.00    N
  600126690     DRUMMOND,ROBERT             .00       .00       .00       .000        .250          .300      $145,000.00    N
  600126691     ROBERTS,ANDRA               .00       .00       .00       .000        .250          .300      $172,000.00    N
  600126692     PRIDEMORE,JOHN              .00       .00       .00       .000        .250          .300       $97,000.00    N
  600126693     HAUCK,LARRY                 .00       .00       .00       .000        .250          .300      $400,000.00    N
  600126695     O'NEILL,TERRY               .00       .00       .00       .000        .250          .300      $155,000.00    N
  600126696     BATEMAN,KATHY               .00       .00       .00       .000        .250          .300      $100,000.00    N
  600126697     BALDWIN,GLENN               .00       .00       .00       .000        .250          .300      $425,000.00    N
  600126698     BALDWIN,GLENN               .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126699     NATHAN,GEORGE               .00       .00       .00       .000        .250          .300      $243,000.00    N
  600126700     DUFFIN,RICHARD              .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126701     MIHAI,VICTOR                .00       .00       .00       .000        .250          .300      $130,000.00    N
  600126702     LOUGHBOROUGH,EDWARD         .00       .00       .00       .000        .250          .300      $180,000.00    N


 (vlegal.ace v1.4)                                                 Page  117
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126703     WALL,JOHN                  430-A COUNTRY C            SIMI VALLEY        CA     93065      $104,858.63
  600126704     SCHNEIDER,ROGER            37336 EAGLE DRI            RAYMOND            CA     93653      $142,409.14
  600126705     BLAIR,DOROTHY              2442 DUNKERRIN             ATLANTA            GA     30360      $125,519.91
  600126706     AARON,TRESSA               2347 DREW VALLE            ATLANTA            GA     30319      $102,561.72
  600126707     SIGMON,RAY                 331 LAKEVIEW TR            JASPER             GA     30143      $123,824.40
  600126708     SHIN,JENNIFER              135 JULIE DRIVE            GLENVIEW           IL     60025      $155,892.64
  600126709     LELA,DANIEL                2551 EAST CHURC            DES PLAINES        IL     60016      $127,322.82
  600126710     HUGLE,HELEN                6182 EAST 21ST             TUCSON             AZ     85711       $44,974.77
  600126712     LAFLEUR,JOHN               2675 OSBORNE AV            SOUTH LAKE TAHO    CA     96150       $79,900.20
  600126713     CHUDECKI,KAZIMIERZ         17784 BRAEWICK             GURNEE             IL     60031       $95,938.78
  600126714     SITTNER,DAVID              2802 LUCIERNAGA            CARLSBAD           CA     92009      $149,896.78
  600126715     NELSON JR,JAMES            2841 SCOTT STRE            FRANKLIN PARK      IL     60131       $99,932.91
  600126716     MARTIN,RICHARD             3299 IVEY GULLE            DALLAS             GA     30132      $126,820.16
  600126717     MANGHAM,MARVIN             2815 DUKE OF WI            EAST POINT         GA     30344      $124,911.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126703     WALL,JOHN                    8.000      .250    7.750     .0500     7.700     12/01/2027
  600126704     SCHNEIDER,ROGER              8.250      .250    8.000     .0500     7.950     01/01/2028
  600126705     BLAIR,DOROTHY                8.250      .250    8.000     .0500     7.950     01/01/2028
  600126706     AARON,TRESSA                 8.000      .250    7.750     .0500     7.700     12/01/2027
  600126707     SIGMON,RAY                   7.750      .250    7.500     .0500     7.450     12/01/2027
  600126708     SHIN,JENNIFER                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126709     LELA,DANIEL                  8.500      .250    8.250     .0500     8.200     01/01/2028
  600126710     HUGLE,HELEN                  8.875      .250    8.625     .0500     8.575     01/01/2028
  600126712     LAFLEUR,JOHN                 8.375      .250    8.125     .0500     8.075     12/01/2027
  600126713     CHUDECKI,KAZIMIERZ           8.250      .250    8.000     .0500     7.950     01/01/2028
  600126714     SITTNER,DAVID                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126715     NELSON JR,JAMES              8.000      .250    7.750     .0500     7.700     01/01/2028
  600126716     MARTIN,RICHARD               7.750      .250    7.500     .0500     7.450     12/01/2027
  600126717     MANGHAM,MARVIN               7.750      .250    7.500     .0500     7.450     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126703     WALL,JOHN                  1278431                      $770.45                  02/01/1998             360
  600126704     SCHNEIDER,ROGER            1278845                    $1,070.55                  02/01/1998             360
  600126705     BLAIR,DOROTHY              1279025                      $943.59                  02/01/1998             360
  600126706     AARON,TRESSA               1279769                      $753.58                  02/01/1998             360
  600126707     SIGMON,RAY                 1279827                      $888.35                  02/01/1998             360
  600126708     SHIN,JENNIFER              1280239                    $1,131.11                  02/01/1998             360
  600126709     LELA,DANIEL                1280270                      $979.60                  02/01/1998             360
  600126710     HUGLE,HELEN                1280528                      $358.04                  02/01/1998             360
  600126712     LAFLEUR,JOHN               1280866                      $608.06                  02/01/1998             360
  600126713     CHUDECKI,KAZIMIERZ         1280882                      $721.22                  02/01/1998             360
  600126714     SITTNER,DAVID              1280924                    $1,087.60                  02/01/1998             360
  600126715     NELSON JR,JAMES            1281427                      $733.76                  02/01/1998             360
  600126716     MARTIN,RICHARD             1282201                      $909.84                  02/01/1998             360
  600126717     MANGHAM,MARVIN             1282243                      $895.52                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126703     WALL,JOHN                   .00       .00       .00       .000        .250          .300      $155,000.00    N
  600126704     SCHNEIDER,ROGER             .00       .00       .00       .000        .250          .300      $185,000.00    N
  600126705     BLAIR,DOROTHY               .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126706     AARON,TRESSA                .00       .00       .00       .000        .250          .300      $158,000.00    N
  600126707     SIGMON,RAY                  .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126708     SHIN,JENNIFER               .00       .00       .00       .000        .250          .300      $197,000.00    N
  600126709     LELA,DANIEL                 .00       .00       .00       .000        .250          .300      $170,000.00    N
  600126710     HUGLE,HELEN                 .00       .00       .00       .000        .250          .300       $60,000.00    N
  600126712     LAFLEUR,JOHN                .00       .00       .00       .000        .250          .300      $110,000.00    N
  600126713     CHUDECKI,KAZIMIERZ          .00       .00       .00       .000        .250          .300      $120,000.00    N
  600126714     SITTNER,DAVID               .00       .00       .00       .000        .250          .300      $200,000.00    N
  600126715     NELSON JR,JAMES             .00       .00       .00       .000        .250          .300      $135,000.00    N
  600126716     MARTIN,RICHARD              .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126717     MANGHAM,MARVIN              .00       .00       .00       .000        .250          .300      $180,000.00    N


 (vlegal.ace v1.4)                                                 Page  118
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126718     BORDEN,PATTI               1617 NORTH CAMI            TUCSON             AZ     85716       $37,476.09
  600126719     BROWN,VICKI                1564 POSEY ROAD            YOUNG HARRIS       GA     30582      $133,429.03
  600126721     URBAN,RONALD               6270 HIGHWAY 55            DURANGO            CO     81301      $131,920.03
  600126722     BAGLIEN,STEVE              143 NORTH NIELS            GILBERT            AZ     85234       $92,587.29
  600126723     BAGLIEN,STEVE              1009 NORTH NIEL            GILBERT            AZ     85234       $89,238.31
  600126724     GEHRS,BRETT                18185 SUNDOWER             CANYON COUNTRY     CA     91351       $48,078.31
  600126725     BAGLIEN,STEVE              1209 WEST MYRNA            TEMPE              AZ     85284      $108,467.95
  600126726     CATRINTA,JOHN              5130 NORTH KILD            CHICAGO            IL     60630      $140,810.16
  600126727     GONZALEZ,RAMON             501 503 505 507 W AVENUE   GARLAND            TX     75040       $69,709.90
  600126728     BEHRENBRUCH,WILLIAM        845 ENCINO PLAC            SANTA PAULA        CA     93060      $139,498.96
  600126729     HAGERMAN,LEE               461 CARRIAGE DR            ATLANTA            GA     30328      $122,825.80
  600126732     GLENN,MERNA                26 JAMES COURT             LONGMONT           CO     80501       $71,951.69
  600126733     TRAVLAND,CHRISTOPHER       203 GOLF CREST             AUSTIN             TX     78734      $145,408.86
  600126734     STRAUSE,TOM                8670 WEST ALAME            LAKEWOOD           CO     80226       $88,075.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126718     BORDEN,PATTI                 8.250      .250    8.000     .0500     7.950     01/01/2028
  600126719     BROWN,VICKI                  8.250      .250    8.000     .0500     7.950     12/01/2027
  600126721     URBAN,RONALD                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600126722     BAGLIEN,STEVE                8.500      .250    8.250     .0500     8.200     12/01/2027
  600126723     BAGLIEN,STEVE                8.500      .250    8.250     .0500     8.200     12/01/2027
  600126724     GEHRS,BRETT                  7.500      .250    7.250     .0500     7.200     12/01/2027
  600126725     BAGLIEN,STEVE                8.500      .250    8.250     .0500     8.200     12/01/2027
  600126726     CATRINTA,JOHN                8.250      .250    8.000     .0500     7.950     01/01/2028
  600126727     GONZALEZ,RAMON               8.875      .250    8.625     .0500     8.575     12/01/2027
  600126728     BEHRENBRUCH,WILLIAM          7.625      .250    7.375     .0500     7.325     01/01/2028
  600126729     HAGERMAN,LEE                 7.750      .250    7.500     .0500     7.450     12/01/2027
  600126732     GLENN,MERNA                  8.000      .250    7.750     .0500     7.700     01/01/2028
  600126733     TRAVLAND,CHRISTOPHER         8.125      .250    7.875     .0500     7.825     12/01/2027
  600126734     STRAUSE,TOM                  7.750      .250    7.500     .0500     7.450     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126718     BORDEN,PATTI               1282474                      $281.72                  02/01/1998             360
  600126719     BROWN,VICKI                1282748                    $1,003.69                  02/01/1998             360
  600126721     URBAN,RONALD               1283043                    $1,014.97                  02/01/1998             360
  600126722     BAGLIEN,STEVE              1283209                      $712.78                  02/01/1998             360
  600126723     BAGLIEN,STEVE              1283217                      $704.32                  02/01/1998             360
  600126724     GEHRS,BRETT                1283225                      $336.67                  02/01/1998             360
  600126725     BAGLIEN,STEVE              1283233                      $835.04                  02/01/1998             360
  600126726     CATRINTA,JOHN              1283258                    $1,058.53                  02/01/1998             360
  600126727     GONZALEZ,RAMON             1283290                      $556.95                  02/01/1998             360
  600126728     BEHRENBRUCH,WILLIAM        1283563                      $988.08                  02/01/1998             360
  600126729     HAGERMAN,LEE               1283837                      $881.19                  02/01/1998             360
  600126732     GLENN,MERNA                1285055                      $528.31                  02/01/1998             360
  600126733     TRAVLAND,CHRISTOPHER       1285402                    $1,081.08                  02/01/1998             360
  600126734     STRAUSE,TOM                1285493                      $631.88                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126718     BORDEN,PATTI                .00       .00       .00       .000        .250          .300       $50,000.00    N
  600126719     BROWN,VICKI                 .00       .00       .00       .000        .250          .300      $167,000.00    N
  600126721     URBAN,RONALD                .00       .00       .00       .000        .250          .300      $165,000.00    N
  600126722     BAGLIEN,STEVE               .00       .00       .00       .000        .250          .300      $116,500.00    N
  600126723     BAGLIEN,STEVE               .00       .00       .00       .000        .250          .300      $114,500.00    N
  600126724     GEHRS,BRETT                 .00       .00       .00       .000        .250          .300       $73,000.00    N
  600126725     BAGLIEN,STEVE               .00       .00       .00       .000        .250          .300      $139,000.00    N
  600126726     CATRINTA,JOHN               .00       .00       .00       .000        .250          .300      $188,000.00    N
  600126727     GONZALEZ,RAMON              .00       .00       .00       .000        .250          .300       $90,000.00    N
  600126728     BEHRENBRUCH,WILLIAM         .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126729     HAGERMAN,LEE                .00       .00       .00       .000        .250          .300      $215,000.00    N
  600126732     GLENN,MERNA                 .00       .00       .00       .000        .250          .300      $122,000.00    N
  600126733     TRAVLAND,CHRISTOPHER        .00       .00       .00       .000        .250          .300      $185,000.00    N
  600126734     STRAUSE,TOM                 .00       .00       .00       .000        .250          .300      $145,000.00    N


 (vlegal.ace v1.4)                                                 Page  119
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126735     GUREVICH,DAVID             11450 EAST VIRG            AURORA             CO     80012       $86,137.61
  600126736     PALAZZOLA,DOMINIC          1825 SOUTH GRAN            APACHE JUNCTION    AZ     85220       $60,362.46
  600126737     ZUBA,RICHARD               356 VIRGINIA DR            ESTES PARK         CO     80517       $82,450.03
  600126738     JOHANNES,THERESA           5011 EAST ARMOR            CAVE CREEK         AZ     85331      $142,411.43
  600126739     RAUB,MARY                  17 RED BUD LANE            LAMPASAS           TX     76550      $129,914.96
  600126740     HUGHES,ROBERT              8106 SAN LEANDR            DALLAS             TX     75218      $119,917.42
  600126741     DUSZYNSKI,KATIE            1741 SPYGLASS D            AUSTIN             TX     78746       $99,825.86
  600126742     WHITSELL,RENDA             5906 RIVER BEND            BENBROOK           TX     76132      $131,066.37
  600126743     GIST,JACQUELINE            621 DOLORES DRI            SANTA BARBARA      CA     93101       $89,933.21
  600126744     AWAD,SABRI                 7743 CHERRYSTON            PANORAMA CITY      CA     91402       $89,854.60
  600126745     O'CALLAGHAN,THOMAS         2309 BARTON LAN            MONTROSE           CA     91020      $148,694.98
  600126746     ANDERSON,ARTHUR            9402 PIERCE STR            WESTMINSTER        CO     80021       $85,887.10
  600126747     CUTLER,PATSY               1220 FRANCISCAN            SANTA BARBARA      CA     93013      $138,656.90
  600126748     CHASE,RUTH                 103 & 103 1/2 L            VENTURA            CA     93003       $89,931.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126735     GUREVICH,DAVID               7.625      .250    7.375     .0500     7.325     01/01/2028
  600126736     PALAZZOLA,DOMINIC            8.375      .250    8.125     .0500     8.075     01/01/2028
  600126737     ZUBA,RICHARD                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600126738     JOHANNES,THERESA             8.375      .250    8.125     .0500     8.075     01/01/2028
  600126739     RAUB,MARY                    8.125      .250    7.875     .0500     7.825     01/01/2028
  600126740     HUGHES,ROBERT                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126741     DUSZYNSKI,KATIE              7.500      .250    7.250     .0500     7.200     01/01/2028
  600126742     WHITSELL,RENDA               8.250      .250    8.000     .0500     7.950     01/01/2028
  600126743     GIST,JACQUELINE              7.500      .250    7.250     .0500     7.200     01/01/2028
  600126744     AWAD,SABRI                   7.375      .250    7.125     .0500     7.075     12/01/2027
  600126745     O'CALLAGHAN,THOMAS           7.750      .250    7.500     .0500     7.450     01/01/2028
  600126746     ANDERSON,ARTHUR              8.125      .250    7.875     .0500     7.825     12/01/2027
  600126747     CUTLER,PATSY                 8.000      .250    7.750     .0500     7.700     01/01/2028
  600126748     CHASE,RUTH                   7.375      .250    7.125     .0500     7.075     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126735     GUREVICH,DAVID             1286152                      $610.12                  02/01/1998             360
  600126736     PALAZZOLA,DOMINIC          1286251                      $459.08                  02/01/1998             360
  600126737     ZUBA,RICHARD               1286335                      $634.35                  02/01/1998             360
  600126738     JOHANNES,THERESA           1286681                    $1,083.10                  02/01/1998             360
  600126739     RAUB,MARY                  1286764                      $965.25                  02/01/1998             360
  600126740     HUGHES,ROBERT              1286822                      $870.08                  02/01/1998             360
  600126741     DUSZYNSKI,KATIE            1286905                      $698.52                  02/01/1998             360
  600126742     WHITSELL,RENDA             1286970                      $985.29                  02/01/1998             360
  600126743     GIST,JACQUELINE            1287143                      $629.29                  02/01/1998             360
  600126744     AWAD,SABRI                 1287176                      $621.61                  02/01/1998             360
  600126745     O'CALLAGHAN,THOMAS         1287325                    $1,066.02                  02/01/1998             360
  600126746     ANDERSON,ARTHUR            1287333                      $638.55                  02/01/1998             360
  600126747     CUTLER,PATSY               1287358                    $1,018.10                  02/01/1998             360
  600126748     CHASE,RUTH                 1287374                      $621.61                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126735     GUREVICH,DAVID              .00       .00       .00       .000        .250          .300      $128,000.00    N
  600126736     PALAZZOLA,DOMINIC           .00       .00       .00       .000        .250          .300       $88,580.00    N
  600126737     ZUBA,RICHARD                .00       .00       .00       .000        .250          .300      $110,000.00    N
  600126738     JOHANNES,THERESA            .00       .00       .00       .000        .250          .300      $190,000.00    N
  600126739     RAUB,MARY                   .00       .00       .00       .000        .250          .300      $174,000.00    N
  600126740     HUGHES,ROBERT               .00       .00       .00       .000        .250          .300      $167,000.00    N
  600126741     DUSZYNSKI,KATIE             .00       .00       .00       .000        .250          .300      $125,000.00    N
  600126742     WHITSELL,RENDA              .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126743     GIST,JACQUELINE             .00       .00       .00       .000        .250          .300      $345,000.00    N
  600126744     AWAD,SABRI                  .00       .00       .00       .000        .250          .300      $130,000.00    N
  600126745     O'CALLAGHAN,THOMAS          .00       .00       .00       .000        .250          .300      $190,000.00    N
  600126746     ANDERSON,ARTHUR             .00       .00       .00       .000        .250          .300      $108,000.00    N
  600126747     CUTLER,PATSY                .00       .00       .00       .000        .250          .300      $185,000.00    N
  600126748     CHASE,RUTH                  .00       .00       .00       .000        .250          .300      $120,000.00    N


 (vlegal.ace v1.4)                                                 Page  120
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126749     CAMERON,CLAUDIE            602 DAIRY STREE            HENDERSONVILLE     NC     28739       $59,963.65
  600126750     PASTERNACK,EDWARD          707 CARRIAGE PL            DURANGO            CO     81301      $159,645.50
  600126751     IMHOFF,JOHN                2112 WARNFORD P            ARLINGTON          TX     76015       $42,698.02
  600126752     BUTNIK,BERNARD             3005 MERIDIAN B            MAMMOTH LAKES      CA     93546       $91,529.69
  600126753     OWENS,ADAM                 5027 SANTA MONI            SAN DIEGO          CA     92107      $138,297.29
  600126755     ROSS,HERBERT               41 SUNDANCE DRI            PINE               AZ     85544       $94,936.25
  600126756     ROBERTS,GARY               787 BERKELEY AV            ATLANTA            GA     30318       $89,949.55
  600126758     SORENSEN,KAREN             3244 TEMESCAL A            NORCO              CA     91760      $123,910.26
  600126759     HORN,ROBERT                4735-4737 WEST             LAWNDALE           CA     90260      $130,414.63
  600126760     HESS,MARTIN                911-913 AUTUMN             AURORA             IL     60505      $141,902.28
  600126761     MITCHELL,TERRY             213 NAVAJO DRIV            KELLER             TX     76248       $42,973.95
  600126762     GUTIERREZ,RUDOLPH          RANCH ROAD 2, B            ELGIN              TX     78621      $111,926.73
  600126764     ROBERTS,REGAN              112 CHELSEA DRI            PAYSON             AZ     85541       $57,161.62
  600126765     NASR,MOHAMMAD              13421 LAKE BREE            WILLIS             TX     77378       $67,804.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126749     CAMERON,CLAUDIE              8.500      .250    8.250     .0500     8.200     01/01/2028
  600126750     PASTERNACK,EDWARD            8.125      .250    7.875     .0500     7.825     01/01/2028
  600126751     IMHOFF,JOHN                  8.500      .250    8.250     .0500     8.200     12/01/2027
  600126752     BUTNIK,BERNARD               8.125      .250    7.875     .0500     7.825     12/01/2027
  600126753     OWENS,ADAM                   7.500      .250    7.250     .0500     7.200     01/01/2028
  600126755     ROSS,HERBERT                 8.000      .250    7.750     .0500     7.700     01/01/2028
  600126756     ROBERTS,GARY                 8.875      .250    8.625     .0500     8.575     01/01/2028
  600126758     SORENSEN,KAREN               7.625      .250    7.375     .0500     7.325     01/01/2028
  600126759     HORN,ROBERT                  8.125      .250    7.875     .0500     7.825     01/01/2028
  600126760     HESS,MARTIN                  7.875      .250    7.625     .0500     7.575     01/01/2028
  600126761     MITCHELL,TERRY               8.500      .250    8.250     .0500     8.200     01/01/2028
  600126762     GUTIERREZ,RUDOLPH            8.125      .250    7.875     .0500     7.825     01/01/2028
  600126764     ROBERTS,REGAN                8.000      .250    7.750     .0500     7.700     01/01/2028
  600126765     NASR,MOHAMMAD                8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126749     CAMERON,CLAUDIE            1287648                      $461.35                  02/01/1998             360
  600126750     PASTERNACK,EDWARD          1287655                    $1,186.14                  02/01/1998             360
  600126751     IMHOFF,JOHN                1287846                      $328.71                  02/01/1998             360
  600126752     BUTNIK,BERNARD             1288018                      $680.50                  02/01/1998             360
  600126753     OWENS,ADAM                 1288133                      $967.71                  02/01/1998             360
  600126755     ROSS,HERBERT               1288869                      $697.08                  02/01/1998             360
  600126756     ROBERTS,GARY               1288950                      $716.08                  02/01/1998             360
  600126758     SORENSEN,KAREN             1290436                      $877.66                  02/01/1998             360
  600126759     HORN,ROBERT                1290444                      $968.96                  02/01/1998             360
  600126760     HESS,MARTIN                1291004                    $1,029.60                  02/01/1998             360
  600126761     MITCHELL,TERRY             1291012                      $330.63                  02/01/1998             360
  600126762     GUTIERREZ,RUDOLPH          1291053                      $831.60                  02/01/1998             360
  600126764     ROBERTS,REGAN              1291210                      $419.71                  02/01/1998             360
  600126765     NASR,MOHAMMAD              1291236                      $497.86                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126749     CAMERON,CLAUDIE             .00       .00       .00       .000        .250          .300       $81,000.00    N
  600126750     PASTERNACK,EDWARD           .00       .00       .00       .000        .250          .300      $213,000.00    N
  600126751     IMHOFF,JOHN                 .00       .00       .00       .000        .250          .300       $57,000.00    N
  600126752     BUTNIK,BERNARD              .00       .00       .00       .000        .250          .300      $141,000.00    N
  600126753     OWENS,ADAM                  .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126755     ROSS,HERBERT                .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126756     ROBERTS,GARY                .00       .00       .00       .000        .250          .300      $140,000.00    N
  600126758     SORENSEN,KAREN              .00       .00       .00       .000        .250          .300      $199,000.00    N
  600126759     HORN,ROBERT                 .00       .00       .00       .000        .250          .300      $174,000.00    N
  600126760     HESS,MARTIN                 .00       .00       .00       .000        .250          .300      $195,000.00    N
  600126761     MITCHELL,TERRY              .00       .00       .00       .000        .250          .300       $62,000.00    N
  600126762     GUTIERREZ,RUDOLPH           .00       .00       .00       .000        .250          .300      $140,000.00    N
  600126764     ROBERTS,REGAN               .00       .00       .00       .000        .250          .300       $79,000.00    N
  600126765     NASR,MOHAMMAD               .00       .00       .00       .000        .250          .300       $93,800.00    N


 (vlegal.ace v1.4)                                                 Page  121
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126766     PANAMENO,SANTOS            4244 LOU DRIVE             SIMI VALLEY        CA     93063      $103,426.95
  600126767     SHARIF,TASNIM              778 CACHUMA AVE            VENTURA            CA     93004      $142,896.50
  600126768     SACHA,JAN                  5821 WEST DAKIN            CHICAGO            IL     60634       $79,950.27
  600126769     GERARDI,JOLENE             3537 CAMINITO E            SAN DIEGO          CA     92130      $105,925.18
  600126770     HOFFMAN,JOHN               635 WEST GRAND             SIERRA MADRE       CA     91024       $64,555.26
  600126771     RHYNE,P                    1474 SOUTH VAUG            AURORA             CO     80012       $97,431.19
  600126772     AIELLO,WALTER              3600 LOCHN'ORA             DURHAM             NC     27705      $140,162.83
  600126773     STEVENS,CLAIRE             2215 BALBOA ROA            AUSTIN             TX     78733       $80,749.78
  600126774     NOZARI,DARIUSH             2105 AMMER RIDG            GLENVIEW           IL     60025      $118,626.22
  600126775     RENTZ,LINDA                915 LEWIS RIDGE            LAWRENCEVILLE      GA     30045      $122,365.73
  600126776     NAYLOR,SHAIRON             703 WEST ANNIE             AUSTIN             TX     78704       $52,369.07
  600126777     VILLALOBOS JR,JESUS        7725 PLAZA SERE            EL PASO            TX     79912       $54,964.93
  600126778     BOTT JR,HOWARD             3155 FOLSOM STR            BOULDER            CO     80304      $129,910.54
  600126779     HAWKINS,MARK               12510 QUINCE ST            BRIGHTON           CO     80601      $158,149.09


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126766     PANAMENO,SANTOS              7.750      .250    7.500     .0500     7.450     01/01/2028
  600126767     SHARIF,TASNIM                7.625      .250    7.375     .0500     7.325     01/01/2028
  600126768     SACHA,JAN                    8.375      .250    8.125     .0500     8.075     01/01/2028
  600126769     GERARDI,JOLENE               7.750      .250    7.500     .0500     7.450     01/01/2028
  600126770     HOFFMAN,JOHN                 7.875      .250    7.625     .0500     7.575     01/01/2028
  600126771     RHYNE,P                      7.750      .250    7.500     .0500     7.450     01/01/2028
  600126772     AIELLO,WALTER                8.375      .250    8.125     .0500     8.075     01/01/2028
  600126773     STEVENS,CLAIRE               8.375      .250    8.125     .0500     8.075     01/01/2028
  600126774     NOZARI,DARIUSH               8.375      .250    8.125     .0500     8.075     01/01/2028
  600126775     RENTZ,LINDA                  7.875      .250    7.625     .0500     7.575     01/01/2028
  600126776     NAYLOR,SHAIRON               8.625      .250    8.375     .0500     8.325     01/01/2028
  600126777     VILLALOBOS JR,JESUS          8.250      .250    8.000     .0500     7.950     01/01/2028
  600126778     BOTT JR,HOWARD               7.875      .250    7.625     .0500     7.575     01/01/2028
  600126779     HAWKINS,MARK                 8.250      .250    8.000     .0500     7.950     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126766     PANAMENO,SANTOS            1291673                      $741.49                  02/01/1998             360
  600126767     SHARIF,TASNIM              1291772                    $1,012.15                  02/01/1998             360
  600126768     SACHA,JAN                  1291905                      $608.06                  02/01/1998             360
  600126769     GERARDI,JOLENE             1291954                      $759.40                  02/01/1998             360
  600126770     HOFFMAN,JOHN               1292499                      $471.30                  02/01/1998             360
  600126771     RHYNE,P                    1292580                      $698.50                  02/01/1998             360
  600126772     AIELLO,WALTER              1292705                    $1,066.00                  02/01/1998             360
  600126773     STEVENS,CLAIRE             1292887                      $614.14                  02/01/1998             360
  600126774     NOZARI,DARIUSH             1293059                      $902.21                  02/01/1998             360
  600126775     RENTZ,LINDA                1293141                      $887.85                  02/01/1998             360
  600126776     NAYLOR,SHAIRON             1293406                      $407.56                  02/01/1998             360
  600126777     VILLALOBOS JR,JESUS        1293463                      $413.20                  02/01/1998             360
  600126778     BOTT JR,HOWARD             1293471                      $942.59                  02/01/1998             360
  600126779     HAWKINS,MARK               1293711                    $1,188.88                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126766     PANAMENO,SANTOS             .00       .00       .00       .000        .250          .300      $138,500.00    N
  600126767     SHARIF,TASNIM               .00       .00       .00       .000        .250          .300      $180,000.00    N
  600126768     SACHA,JAN                   .00       .00       .00       .000        .250          .300      $148,500.00    N
  600126769     GERARDI,JOLENE              .00       .00       .00       .000        .250          .300      $135,000.00    N
  600126770     HOFFMAN,JOHN                .00       .00       .00       .000        .250          .300      $330,000.00    N
  600126771     RHYNE,P                     .00       .00       .00       .000        .250          .300      $130,000.00    N
  600126772     AIELLO,WALTER               .00       .00       .00       .000        .250          .300      $188,000.00    N
  600126773     STEVENS,CLAIRE              .00       .00       .00       .000        .250          .300      $110,000.00    N
  600126774     NOZARI,DARIUSH              .00       .00       .00       .000        .250          .300      $156,000.00    N
  600126775     RENTZ,LINDA                 .00       .00       .00       .000        .250          .300      $155,000.00    N
  600126776     NAYLOR,SHAIRON              .00       .00       .00       .000        .250          .300       $80,000.00    N
  600126777     VILLALOBOS JR,JESUS         .00       .00       .00       .000        .250          .300       $75,500.00    N
  600126778     BOTT JR,HOWARD              .00       .00       .00       .000        .250          .300      $200,000.00    N
  600126779     HAWKINS,MARK                .00       .00       .00       .000        .250          .300      $211,000.00    N


 (vlegal.ace v1.4)                                                 Page  122
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126780     LOVELL,TRUDY               2445 KITTREDGE             LOVELAND           CO     80538      $119,427.61
  600126781     LONDON,BRUCE               308 EMERALD COU            BURLESON           TX     76028      $101,366.80
  600126782     HICKMAN,CAROLYN            4805 WENTWORTH             FORT WORTH         TX     76132      $138,307.14
  600126783     SCHLESINGER,LEE            3733 NORTH MOUN            TUCSON             AZ     85719       $94,089.96
  600126784     LOPEZ,JUAN                 2415 - 2419 EAS            COMPTON            CA     90222      $144,907.54
  600126785     SINHA,ASHWINI              7505-7511 STUAR            WESTMINSTER        CO     80030      $155,412.54
  600126786     SINHA,ASHWINI              8991- 8997 WEST            WHEATRIDGE         CO     80033      $155,412.54
  600126787     O'CROTTY,WILLIAM           1915 DELWOOD AV            DURANGO            CO     81301       $99,931.18
  600126788     KUCINSKAS,DENNIS           10323 SHERBROOK            DALLAS             TX     75229      $129,912.78
  600126790     CASADAY,WARREN             139 ADAIR STREE            DECATUR            GA     30030      $148,392.52
  600126791     BINGHAM,ROBERT             8710 COUNTRY CR            LAS VEGAS          NV     89123      $104,927.74
  600126792     SHEEHY,CHARLES             11341 WEST TOWN            PEORIA             AZ     85345       $49,967.29
  600126793     KEEGAN,DONALD              1090 MAIN STREE            REDWOOD CITY       CA     94063      $112,418.57
  600126794     FREEMAN,LISA               832 LAKE FOREST            CLEARWATER         FL     33765       $88,440.62


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126780     LOVELL,TRUDY                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600126781     LONDON,BRUCE                 7.875      .250    7.625     .0500     7.575     01/01/2028
  600126782     HICKMAN,CAROLYN              8.000      .250    7.750     .0500     7.700     01/01/2028
  600126783     SCHLESINGER,LEE              8.250      .250    8.000     .0500     7.950     01/01/2028
  600126784     LOPEZ,JUAN                   8.250      .250    8.000     .0500     7.950     01/01/2028
  600126785     SINHA,ASHWINI                8.875      .250    8.625     .0500     8.575     01/01/2028
  600126786     SINHA,ASHWINI                8.875      .250    8.625     .0500     8.575     01/01/2028
  600126787     O'CROTTY,WILLIAM             7.875      .250    7.625     .0500     7.575     01/01/2028
  600126788     KUCINSKAS,DENNIS             8.000      .250    7.750     .0500     7.700     01/01/2028
  600126790     CASADAY,WARREN               7.625      .250    7.375     .0500     7.325     01/01/2028
  600126791     BINGHAM,ROBERT               7.875      .250    7.625     .0500     7.575     01/01/2028
  600126792     SHEEHY,CHARLES               8.125      .250    7.875     .0500     7.825     01/01/2028
  600126793     KEEGAN,DONALD                7.625      .250    7.375     .0500     7.325     01/01/2028
  600126794     FREEMAN,LISA                 8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126780     LOVELL,TRUDY               1293729                      $918.85                  02/01/1998             360
  600126781     LONDON,BRUCE               1293745                      $735.95                  02/01/1998             360
  600126782     HICKMAN,CAROLYN            1294115                    $1,015.53                  02/01/1998             360
  600126783     SCHLESINGER,LEE            1294214                      $707.32                  02/01/1998             360
  600126784     LOPEZ,JUAN                 1294529                    $1,089.34                  02/01/1998             360
  600126785     SINHA,ASHWINI              1294545                    $1,241.21                  02/01/1998             360
  600126786     SINHA,ASHWINI              1294602                    $1,241.21                  02/01/1998             360
  600126787     O'CROTTY,WILLIAM           1294743                      $725.07                  02/01/1998             360
  600126788     KUCINSKAS,DENNIS           1295153                      $953.89                  02/01/1998             360
  600126790     CASADAY,WARREN             1295997                    $1,051.07                  02/01/1998             360
  600126791     BINGHAM,ROBERT             1296334                      $761.32                  02/01/1998             360
  600126792     SHEEHY,CHARLES             1296359                      $371.25                  02/01/1998             360
  600126793     KEEGAN,DONALD              1296490                      $796.27                  02/01/1998             360
  600126794     FREEMAN,LISA               1296631                      $649.38                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126780     LOVELL,TRUDY                .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126781     LONDON,BRUCE                .00       .00       .00       .000        .250          .300      $162,000.00    N
  600126782     HICKMAN,CAROLYN             .00       .00       .00       .000        .250          .300      $176,000.00    N
  600126783     SCHLESINGER,LEE             .00       .00       .00       .000        .250          .300      $135,000.00    N
  600126784     LOPEZ,JUAN                  .00       .00       .00       .000        .250          .300      $185,000.00    N
  600126785     SINHA,ASHWINI               .00       .00       .00       .000        .250          .300      $195,000.00    N
  600126786     SINHA,ASHWINI               .00       .00       .00       .000        .250          .300      $200,000.00    N
  600126787     O'CROTTY,WILLIAM            .00       .00       .00       .000        .250          .300      $175,000.00    N
  600126788     KUCINSKAS,DENNIS            .00       .00       .00       .000        .250          .300      $208,000.00    N
  600126790     CASADAY,WARREN              .00       .00       .00       .000        .250          .300      $198,000.00    N
  600126791     BINGHAM,ROBERT              .00       .00       .00       .000        .250          .300      $160,000.00    N
  600126792     SHEEHY,CHARLES              .00       .00       .00       .000        .250          .300       $70,000.00    N
  600126793     KEEGAN,DONALD               .00       .00       .00       .000        .250          .300      $150,000.00    N
  600126794     FREEMAN,LISA                .00       .00       .00       .000        .250          .300      $122,000.00    N


 (vlegal.ace v1.4)                                                 Page  123
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126795     COST,CHARLES               308 VISTA DEL R            EL PASO            TX     79912      $114,726.80
  600126796     KLIMEK,KATHERINE           23 WEST 465 SPY            NAPERVILLE         IL     60540      $131,911.43
  600126797     CHIPMAN,CATHERINE          609 WEST 4TH ST            NEDERLAND          CO     80466      $104,874.04
  600126799     KRESS,JUAN                 4505 FOUNTAIN A            LOS ANGELES        CA     90029      $101,180.32
  600126819     OLIVERA, MARIA             2097 SANTA ANA             COSTA MESA         CA     92627      $203,589.39
  600126820     TODD, ROBERT               8720 COPPERTOWN            DALLAS             TX     75243      $115,090.86
  600126823     HOLIBAUGH, ROBERT          3805 ROUEN COUR            SAN JOSE           CA     95127      $210,398.52
  600126826     DONDANVILLE, GARY          24398 ALTA VIST            DANA POINT         CA     92629      $206,890.88
  600126828     KELMAN, PHILLIP            14710 IRONDALE             AUSTIN             TX     78717      $171,762.48
  600126829     FLEMING, DAVID             1315 HAT CREEK             SOUTHLAKE          TX     76092      $207,891.69
  600126832     THOMPSON, JR, ROGER        1508 WEST 31ST             AUSTIN             TX     78703      $139,017.26
  600126833     McLEAN, JAMES              3619 VILLAGE RO            CONCORD            CA     94519      $107,850.87
  600126844     HUMPHREY, JAMES            3712 COOKSTOWN             AUSTIN             TX     78759       $79,087.84
  600126845     MCCOLLUM, MICHAEL          12611 DRINGENBE            AUSTIN             TX     78729       $95,061.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126795     COST,CHARLES                 8.250      .250    8.000     .0500     7.950     01/01/2028
  600126796     KLIMEK,KATHERINE             8.000      .250    7.750     .0500     7.700     01/01/2028
  600126797     CHIPMAN,CATHERINE            7.625      .250    7.375     .0500     7.325     01/01/2028
  600126799     KRESS,JUAN                   7.875      .250    7.625     .0500     7.575     01/01/2028
  600126819     OLIVERA, MARIA               7.625      .250    7.375     .0500     7.325     12/01/2027
  600126820     TODD, ROBERT                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600126823     HOLIBAUGH, ROBERT            7.750      .250    7.500     .0500     7.450     10/01/2027
  600126826     DONDANVILLE, GARY            7.750      .250    7.500     .0500     7.450     12/01/2027
  600126828     KELMAN, PHILLIP              7.875      .250    7.625     .0500     7.575     12/01/2027
  600126829     FLEMING, DAVID               7.375      .250    7.125     .0500     7.075     01/01/2028
  600126832     THOMPSON, JR, ROGER          8.125      .250    7.875     .0500     7.825     12/01/2027
  600126833     McLEAN, JAMES                7.875      .250    7.625     .0500     7.575     12/01/2027
  600126844     HUMPHREY, JAMES              7.750      .250    7.500     .0500     7.450     12/01/2027
  600126845     MCCOLLUM, MICHAEL            7.625      .250    7.375     .0500     7.325     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126795     COST,CHARLES               1296771                      $862.45                  02/01/1998             360
  600126796     KLIMEK,KATHERINE           1297092                      $968.57                  02/01/1998             360
  600126797     CHIPMAN,CATHERINE          1297183                      $742.83                  02/01/1998             360
  600126799     KRESS,JUAN                 1301456                      $734.13                  02/01/1998             360
  600126819     OLIVERA, MARIA             1063460                    $1,443.90                  02/01/1998             360
  600126820     TODD, ROBERT               1187103                      $835.64                  02/01/1998             360
  600126823     HOLIBAUGH, ROBERT          1244730                    $1,511.63                  02/01/1998             360
  600126826     DONDANVILLE, GARY          1255033                    $1,484.41                  02/01/1998             360
  600126828     KELMAN, PHILLIP            1260041                    $1,247.12                  02/01/1998             360
  600126829     FLEMING, DAVID             1260926                    $1,436.95                  02/01/1998             360
  600126832     THOMPSON, JR, ROGER        1262005                    $1,033.56                  02/01/1998             360
  600126833     McLEAN, JAMES              1262963                      $783.07                  02/01/1998             360
  600126844     HUMPHREY, JAMES            1278944                      $567.40                  02/01/1998             360
  600126845     MCCOLLUM, MICHAEL          1279009                      $673.82                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126795     COST,CHARLES                .00       .00       .00       .000        .250          .300      $145,000.00    N
  600126796     KLIMEK,KATHERINE            .00       .00       .00       .000        .250          .300      $170,000.00    N
  600126797     CHIPMAN,CATHERINE           .00       .00       .00       .000        .250          .300      $145,000.00    N
  600126799     KRESS,JUAN                  .00       .00       .00       .000        .250          .300      $135,000.00    N
  600126819     OLIVERA, MARIA                                                                                $255,000.00    N
  600126820     TODD, ROBERT                                                                                  $144,114.00    N
  600126823     HOLIBAUGH, ROBERT                                                                             $265,000.00    N
  600126826     DONDANVILLE, GARY                                                                             $265,000.00    N
  600126828     KELMAN, PHILLIP                                                                               $215,000.00    N
  600126829     FLEMING, DAVID                                                                                $265,000.00    N
  600126832     THOMPSON, JR, ROGER                                                                           $174,000.00    N
  600126833     McLEAN, JAMES                                                                                 $136,000.00    N
  600126844     HUMPHREY, JAMES                                                                               $100,000.00    N
  600126845     MCCOLLUM, MICHAEL                                                                             $121,000.00    N


 (vlegal.ace v1.4)                                                 Page  124
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126849     MAGUIRE, NANCY             19807 CHERRY OA            HUMBLE             TX     77346      $142,749.18
  600126852     OSBORNE, RICK              9981 DENNI STRE            CYPRESS            CA     90630      $203,859.61
  600126855     NEDRY, JAMES               294 OAKWOOD CIR            LOMPOC             CA     93436      $121,511.99
  600126858     HAYNAM, MITCHELL           6518 VIA DEL PR            CHINO HILLS        CA     91709      $169,480.29
  600126861     LAKE, ELIZABETH            2800 ATWOOD RD,            ATLANTA            GA     30305      $222,830.31
  600126862     STEVENS, MAUREEN           209 SOUTH POPLA            BREA               CA     92821      $204,248.31
  600126863     WRIGHT, ANDREA             541 KINGS ROAD             DOUBLE OAK         TX     75067      $197,713.84
  600126864     SCAMARDO, MICHAEL          2129 STEVENSON             FLOWER MOUND       TX     75028      $124,060.14
  600126877     WEST, STEPHEN              202 DEER BREEK             GREENVILLE         NC     27834      $199,865.80
  600126900     VAUGHN, DANIEL             1781 COSTA VERD            VISTA              CA     92084      $186,883.76
  600126902     WRIGHT, PAUL               10132 VALLEY FO            HUNTINGTON BEAC    CA     92646      $185,861.96
  600126908     HORN, ROBERT               822 (A,B,C,D) 1            HERMOSA BEACH      CA     90254      $208,863.28
  600126925     FREED, DOUGLAS             2202 IRIS STREE            LAKEWOOD           CO     80215      $224,807.32
  600126928     MARSHALL, SUSAN            225 SOUTH FRANK            DENVER             CO     80209      $189,669.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126849     MAGUIRE, NANCY               7.750      .250    7.500     .0500     7.450     01/01/2028
  600126852     OSBORNE, RICK                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126855     NEDRY, JAMES                 7.625      .250    7.375     .0500     7.325     01/01/2028
  600126858     HAYNAM, MITCHELL             7.750      .250    7.500     .0500     7.450     01/01/2028
  600126861     LAKE, ELIZABETH              7.375      .250    7.125     .0500     7.075     01/01/2028
  600126862     STEVENS, MAUREEN             7.500      .250    7.250     .0500     7.200     01/01/2028
  600126863     WRIGHT, ANDREA               7.875      .250    7.625     .0500     7.575     01/01/2028
  600126864     SCAMARDO, MICHAEL            7.625      .250    7.375     .0500     7.325     01/01/2028
  600126877     WEST, STEPHEN                8.000      .250    7.750     .0500     7.700     01/01/2028
  600126900     VAUGHN, DANIEL               8.375      .250    8.125     .0500     8.075     01/01/2028
  600126902     WRIGHT, PAUL                 7.500      .250    7.250     .0500     7.200     01/01/2028
  600126908     HORN, ROBERT                 8.125      .250    7.875     .0500     7.825     01/01/2028
  600126925     FREED, DOUGLAS               7.875      .250    7.625     .0500     7.575     01/01/2028
  600126928     MARSHALL, SUSAN              7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126849     MAGUIRE, NANCY             1284199                    $1,023.39                  02/01/1998             360
  600126852     OSBORNE, RICK              1287663                    $1,479.14                  02/01/1998             360
  600126855     NEDRY, JAMES               1292234                      $860.68                  02/01/1998             360
  600126858     HAYNAM, MITCHELL           1294156                    $1,215.04                  02/01/1998             360
  600126861     LAKE, ELIZABETH            1297860                    $1,540.21                  02/01/1998             360
  600126862     STEVENS, MAUREEN           1298025                    $1,429.19                  02/01/1998             360
  600126863     WRIGHT, ANDREA             1302363                    $1,434.55                  02/01/1998             360
  600126864     SCAMARDO, MICHAEL          1303239                      $878.73                  02/01/1998             360
  600126877     WEST, STEPHEN              1268812                    $1,467.53                  02/01/1998             360
  600126900     VAUGHN, DANIEL             1280049                    $1,421.34                  02/01/1998             360
  600126902     WRIGHT, PAUL               1280841                    $1,300.54                  02/01/1998             360
  600126908     HORN, ROBERT               1283126                    $1,551.82                  02/01/1998             360
  600126925     FREED, DOUGLAS             1291590                    $1,631.41                  02/01/1998             360
  600126928     MARSHALL, SUSAN            1293380                    $1,376.18                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126849     MAGUIRE, NANCY                                                                                $182,000.00    N
  600126852     OSBORNE, RICK                                                                                 $255,000.00    N
  600126855     NEDRY, JAMES                                                                                  $152,000.00    N
  600126858     HAYNAM, MITCHELL                                                                              $215,000.00    N
  600126861     LAKE, ELIZABETH                                                                               $390,000.00    N
  600126862     STEVENS, MAUREEN                                                                              $255,500.00    N
  600126863     WRIGHT, ANDREA                                                                                $247,355.00    N
  600126864     SCAMARDO, MICHAEL                                                                             $158,000.00    N
  600126877     WEST, STEPHEN                                                                                 $300,000.00    N
  600126900     VAUGHN, DANIEL                                                                                $247,000.00    N
  600126902     WRIGHT, PAUL                                                                                  $233,000.00    N
  600126908     HORN, ROBERT                                                                                  $310,000.00    N
  600126925     FREED, DOUGLAS                                                                                $300,000.00    N
  600126928     MARSHALL, SUSAN                                                                               $315,000.00    N


 (vlegal.ace v1.4)                                                 Page  125
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129471     VARTANIAN,EDWARD           215 GLEN MEADOW CT NE      ATLANTA            GA     30328      $170,000.00
  600129741     SUNTOP,BELINDA             1716 GLADSTONE AVE         SAN JOSE           CA     95124      $217,362.80
  600129742     MILLER,JEREMY M            8008 E DEERFIELD LN        ORANGE             CA     92869      $219,667.49
  600129745     HERRERA                    10831 SW 117TH PL          MIAMI              FL     33186       $50,509.88
  600129746     REHM                       9000 CARLYLE AVE           SUFSIDE            FL     33154       $56,317.54
  600129747     VELENCHENKO                4810 TERRANCEVIEW LANE NO  PLYMOUTH           MN     55446       $62,992.09
  600129748     HACKETT                    11731 NW 11TH ST           PEMBROKE PINES     FL     33026       $66,878.17
  600129749     PEREZ                      8355 NW 171ST ST           MIAMI              FL     33015       $72,862.94
  600129750     ZENOZ                      9488 SW 146TH PL           MIAMI              FL     33186      $100,373.39
  600129751     HOFFMAN                    3993 NORTH VILLAGE ROUND   PARK CITY          UT     84060      $121,271.61
  600129752     KESTRAN                    4006 SANTIAGO ST           TAMPA              FL     33629      $136,228.98
  600129753     SHENKER                    9 DECICCO DR               FREEHOLD           NJ     07728      $155,352.23
  600129754     SAEGER                     3900 SHEARWATER DR         JUPITER            FL     33477      $169,408.26
  600129755     BELLIGAN                   2827 GREENBRIAR LN         MINNETONKA         MN     55343      $181,672.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129471     VARTANIAN,EDWARD             7.375      .250    7.125     .0500     7.075     02/01/2028
  600129741     SUNTOP,BELINDA               7.625      .250    7.375     .0500     7.325     10/01/2027
  600129742     MILLER,JEREMY M              7.625      .250    7.375     .0500     7.325     10/01/2027
  600129745     HERRERA                      7.250      .250    7.000     .0500     6.950     01/01/2016
  600129746     REHM                         7.250      .250    7.000     .0500     6.950     06/01/2023
  600129747     VELENCHENKO                  7.750      .250    7.500     .0500     7.450     05/01/2022
  600129748     HACKETT                      7.500      .250    7.250     .0500     7.200     09/01/2022
  600129749     PEREZ                        7.250      .250    7.000     .0500     6.950     05/01/2024
  600129750     ZENOZ                        6.750      .250    6.500     .0500     6.450     04/01/2023
  600129751     HOFFMAN                     11.625      .250   11.375     .0500    11.325     07/01/2015
  600129752     KESTRAN                      7.750      .250    7.500     .0500     7.450     10/01/2025
  600129753     SHENKER                      7.250      .250    7.000     .0500     6.950     12/01/2022
  600129754     SAEGER                       7.500      .250    7.250     .0500     7.200     06/01/2024
  600129755     BELLIGAN                     7.750      .250    7.500     .0500     7.450     04/01/2019


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129471     VARTANIAN,EDWARD           959258                     $1,174.15                  02/01/1998             360
  600129741     SUNTOP,BELINDA             7109874                    $1,543.00                  02/01/1998             360
  600129742     MILLER,JEREMY M            7110110                    $1,560.69        12        02/01/1998             360
  600129745     HERRERA                    12710                        $420.80                  02/01/1998             360
  600129746     REHM                       37020                        $405.90                  02/01/1998             360
  600129747     VELENCHENKO                32890                        $480.72                  02/01/1998             360
  600129748     HACKETT                    34620                        $497.17         2        02/01/1998             360
  600129749     PEREZ                      40580                        $518.46                  02/01/1998             360
  600129750     ZENOZ                      36920                        $691.73         2        02/01/1998             360
  600129751     HOFFMAN                    5430                       $1,377.28                  02/01/1998             360
  600129752     KESTRAN                    34760                        $997.44                  02/01/1998             396
  600129753     SHENKER                    35650                      $1,125.60                  02/01/1998             360
  600129754     SAEGER                     40900                      $1,230.62                  02/01/1998             360
  600129755     BELLIGAN                   15330                      $1,470.66                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129471     VARTANIAN,EDWARD                                                                              $274,000.00    N
  600129741     SUNTOP,BELINDA                                                                                $275,000.00    N
  600129742     MILLER,JEREMY M                                                                               $245,000.00    N
  600129745     HERRERA                                                                                        $69,000.00    N
  600129746     REHM                                                                                          $142,000.00    N
  600129747     VELENCHENKO                                                                                   $101,000.00    N
  600129748     HACKETT                                                                                        $79,000.00    N
  600129749     PEREZ                                                                                         $102,000.00    N
  600129750     ZENOZ                                                                                         $118,500.00    N
  600129751     HOFFMAN                                                                                       $145,000.00    N
  600129752     KESTRAN                                                                                       $205,000.00    N
  600129753     SHENKER                                                                                       $250,000.00    N
  600129754     SAEGER                                                                                        $240,000.00    N
  600129755     BELLIGAN                                                                                      $265,000.00    N


 (vlegal.ace v1.4)                                                 Page  126
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:59:49               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1416    POOL NAME:      1998-2 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
                   LOAN         # OF             CURRENT           P  ROPERTY        ORIG LOAN

 ** POOL           -----       -------           -------           -  --------       ---------           -----



                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
                   LOAN         # OF       ------      ------        ------     -----          ------
 ** POOL           -----       -------     ------      ------        ------     -----          ------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
                   LOAN         # OF                        COUNT       BUYDOWN          BALANE           VALUE           AMOU
 ** POOL           -----       -------    ** TOTAL                1750             00   218,66,990.17       304,291,906.75   2


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
                   LOAN         # OF      NT              P & I
 ** POOL           -----       -------    19,119,395.82     1,660,575.22


   (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2



                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125029     ZUNIGA,JACINTO,MARILOU     3215 TERRACE BEACH DRIVE   VALLEJO            CA     94590      $182,060.70
  600125030     LIGOTTI,JOSEPH,JULIA       5369 EDITH STREET          LAS VEGAS          NV     89120       $64,207.48
  600125031     HAGEN,JAMES,PAMELA         14844 NORTHEAST 11TH PLAC  BELLEVUE           WA     98007      $191,877.57
  600125034     MORSE,BRADLEY              2333 EAST SOUTHERN AVENUE  TEMPE              AZ     85282       $55,961.46
  600125044     FINNESTON/ZUNIG,BENJAMIN/  21475 STARRETT HILL DRIVE  MONTE RIO          CA     95462      $163,810.60
  600125047     SELANDER/KLAASS,ERNEST/KA  2520 25TH STREET           SAN FRANCISCO      CA     94110      $134,818.24
  600125055     GAMMEL,CATHERINE,DOUGL     461 PALMERS DRIVE          SILVERTHORNE       CO     80498      $156,113.74
  600125058     WATSON,MICHAEL             518 PUTNAM STREET          MEDFORD            OR     97501       $76,710.11
  600125059     LAKE,DONALD                108 SNOWSHOE               BRECKENRIDGE       CO     80424      $149,613.43
  600125063     BENZER,HAROLD              1675 PECAN ORCHARD LANE    LAS VEGAS          NV     89123      $119,223.93
  600125069     PEREDA,CONRADO,MA.AUXI     11980 NORTHEAST WORDEN HI  NEWBERG            OR     97132      $179,662.01
  600125072     BRADSHAW,GREGORY           496 MAPLE STREET           YONCALLA           OR     97499       $66,058.92
  600125073     FARLEY,LOUIS,JOANN         22924 HIGHWAY 140          HESPERUS           CO     81326      $145,987.21
  600125075     AGUILAR,ALLISON,JOSE       230 EAST KRISTA WAY        TEMPE              AZ     85284      $217,770.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125029     ZUNIGA,JACINTO,MARILOU       8.125      .250    7.875     .0400     7.835     12/01/2012
  600125030     LIGOTTI,JOSEPH,JULIA         8.375      .250    8.125     .0400     8.085     11/01/2012
  600125031     HAGEN,JAMES,PAMELA           8.250      .250    8.000     .0400     7.960     01/01/2013
  600125034     MORSE,BRADLEY                7.875      .250    7.625     .0400     7.585     01/01/2013
  600125044     FINNESTON/ZUNIG,BENJAMIN/    8.750      .250    8.500     .0400     8.460     12/01/2012
  600125047     SELANDER/KLAASS,ERNEST/KA    8.000      .250    7.750     .0400     7.710     12/01/2012
  600125055     GAMMEL,CATHERINE,DOUGL       8.500      .250    8.250     .0400     8.210     11/01/2012
  600125058     WATSON,MICHAEL               9.250      .250    9.000     .0400     8.960     12/01/2012
  600125059     LAKE,DONALD                  8.250      .250    8.000     .0400     7.960     11/01/2012
  600125063     BENZER,HAROLD                8.250      .250    8.000     .0400     7.960     01/01/2013
  600125069     PEREDA,CONRADO,MA.AUXI       8.375      .250    8.125     .0400     8.085     11/01/2012
  600125072     BRADSHAW,GREGORY            10.625      .250   10.375     .0400    10.335     10/01/2012
  600125073     FARLEY,LOUIS,JOANN           8.125      .250    7.875     .0400     7.835     12/01/2012
  600125075     AGUILAR,ALLISON,JOSE         8.250      .250    8.000     .0400     7.960     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125029     ZUNIGA,JACINTO,MARILOU     495892                     $1,353.57                  02/01/1998             180
  600125030     LIGOTTI,JOSEPH,JULIA       496102                       $489.49                  02/01/1998             180
  600125031     HAGEN,JAMES,PAMELA         496150                     $1,442.43                  02/01/1998             180
  600125034     MORSE,BRADLEY              496203                       $406.04                  02/01/1998             180
  600125044     FINNESTON/ZUNIG,BENJAMIN/  496280                     $1,290.19                  02/01/1998             180
  600125047     SELANDER/KLAASS,ERNEST/KA  496289                       $990.58                  02/01/1998             180
  600125055     GAMMEL,CATHERINE,DOUGL     503258                     $1,202.58                  02/01/1998             180
  600125058     WATSON,MICHAEL             504864                       $633.46                  02/01/1998             180
  600125059     LAKE,DONALD                507783                     $1,126.90                  02/01/1998             180
  600125063     BENZER,HAROLD              508135                       $896.26                  02/01/1998             180
  600125069     PEREDA,CONRADO,MA.AUXI     517807                     $1,368.13                  02/01/1998             180
  600125072     BRADSHAW,GREGORY           518389                       $612.68                  02/01/1998             180
  600125073     FARLEY,LOUIS,JOANN         518835                     $1,091.47                  02/01/1998             180
  600125075     AGUILAR,ALLISON,JOSE       521214                     $1,638.14                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125029     ZUNIGA,JACINTO,MARILOU                                                                        $243,130.00    N
  600125030     LIGOTTI,JOSEPH,JULIA                                                                           $92,000.00    N
  600125031     HAGEN,JAMES,PAMELA                                                                            $242,000.00    N
  600125034     MORSE,BRADLEY                                                                                  $70,000.00    N
  600125044     FINNESTON/ZUNIG,BENJAMIN/                                                                     $205,000.00    N
  600125047     SELANDER/KLAASS,ERNEST/KA                                                                     $200,000.00    N
  600125055     GAMMEL,CATHERINE,DOUGL                                                                        $184,000.00    N
  600125058     WATSON,MICHAEL                                                                                $110,000.00    N
  600125059     LAKE,DONALD                                                                                   $197,500.00    N
  600125063     BENZER,HAROLD                                                                                 $170,000.00    N
  600125069     PEREDA,CONRADO,MA.AUXI                                                                        $225,000.00    N
  600125072     BRADSHAW,GREGORY                                                                              $102,000.00    N
  600125073     FARLEY,LOUIS,JOANN                                                                            $220,000.00    N
  600125075     AGUILAR,ALLISON,JOSE                                                                          $272,590.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125076     WARDELL,RICHARD,THERESA    25650 NORTH WRANGLER ROAD  SCOTTSDALE         AZ     85255      $215,723.57
  600125077     GONZALES,JESUS             4650 EAST MOUNTAIN VISTA   PHOENIX            AZ     85044      $126,567.16
  600125078     HANDLEY,ELIZABETH          1560 STERLING CREEK ROAD   JACKSONVILLE       OR     97530      $144,605.04
  600125080     BLAKELY,DARRELL,KATHERI    5662 EAST EVANS CREEK ROA  ROGUE RIVER        OR     97537       $96,593.71
  600125084     SCHWARM,ERIC,MARY          2328 RIDGE WAY             MEDFORD            OR     97504      $159,789.95
  600125087     CHAMBERLAIN,JEREMIAH       2398 SPRINGBROOK ROAD      MEDFORD            OR     97504      $126,860.06
  600125089     STEVENS,GREGORY,ANNA       465 WEST SHENANDOAH STREE  ROSEBURG           OR     97470       $71,910.19
  600125091     BLOOM,NORMAN,KAYE          117 KATHLEEN TERRACE       SHADY COVE         OR     97539      $115,418.48
  600125103     FIERO/FRIENDENT,BRUCE/FRI  505 WAGNER CREEK ROAD      TALENT             OR     97540       $79,947.67
  600125107     SHUMAN,DONALD,BEVERLY      927 AND 929 NORTHEAST 8TH  GRANTS PASS        OR     97526       $91,947.07
  600125116     GETTEN,LINDA               87432 HALDERSON ROAD       EUGENE             OR     97402      $202,726.68
  600125117     BIRCHAK,PAUL               41 NORTH ADAMS STREET      EUGENE             OR     97402      $103,074.52
  600125118     BRICHUK,ANDREY             955 19TH STREET NORTHEAST  SALEM              OR     97301       $98,274.07
  600125119     OGLE,RAY D.                1715 NORTH GARFIELD AVENU  POCATELLO          ID     83204       $47,042.72


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125076     WARDELL,RICHARD,THERESA      8.250      .250    8.000     .0400     7.960     12/01/2012
  600125077     GONZALES,JESUS               8.125      .250    7.875     .0400     7.835     01/01/2013
  600125078     HANDLEY,ELIZABETH            8.000      .250    7.750     .0400     7.710     12/01/2012
  600125080     BLAKELY,DARRELL,KATHERI      7.750      .250    7.500     .0400     7.460     11/01/2012
  600125084     SCHWARM,ERIC,MARY            8.125      .250    7.875     .0400     7.835     12/01/2012
  600125087     CHAMBERLAIN,JEREMIAH         8.000      .250    7.750     .0400     7.710     12/01/2012
  600125089     STEVENS,GREGORY,ANNA         8.375      .250    8.125     .0400     8.085     12/01/2012
  600125091     BLOOM,NORMAN,KAYE            7.750      .250    7.500     .0400     7.460     01/01/2013
  600125103     FIERO/FRIENDENT,BRUCE/FRI    8.125      .250    7.875     .0400     7.835     01/01/2013
  600125107     SHUMAN,DONALD,BEVERLY        8.750      .250    8.500     .0400     8.460     01/01/2013
  600125116     GETTEN,LINDA                 8.000      .250    7.750     .0400     7.710     12/01/2012
  600125117     BIRCHAK,PAUL                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125118     BRICHUK,ANDREY               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125119     OGLE,RAY D.                  8.500      .250    8.250     .0400     8.210     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125076     WARDELL,RICHARD,THERESA    521299                     $1,622.74                  02/01/1998             180
  600125077     GONZALES,JESUS             521335                       $940.37                  02/01/1998             180
  600125078     HANDLEY,ELIZABETH          522430                     $1,062.49                  02/01/1998             180
  600125080     BLAKELY,DARRELL,KATHERI    522562                       $693.49                  02/01/1998             180
  600125084     SCHWARM,ERIC,MARY          522629                     $1,188.00         2        02/01/1998             180
  600125087     CHAMBERLAIN,JEREMIAH       522649                     $1,219.41                  02/01/1998             180
  600125089     STEVENS,GREGORY,ANNA       522660                       $547.25                  02/01/1998             180
  600125091     BLOOM,NORMAN,KAYE          522672                       $827.46                  02/01/1998             180
  600125103     FIERO/FRIENDENT,BRUCE/FRI  522718                       $594.00                  02/01/1998             180
  600125107     SHUMAN,DONALD,BEVERLY      522723                       $723.76                  02/01/1998             180
  600125116     GETTEN,LINDA               526029                     $1,489.54                  02/01/1998             180
  600125117     BIRCHAK,PAUL               526031                       $793.52                  02/01/1998             180
  600125118     BRICHUK,ANDREY             526046                       $739.25                  02/01/1998             180
  600125119     OGLE,RAY D.                526048                       $362.16                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125076     WARDELL,RICHARD,THERESA                                                                       $270,000.00    N
  600125077     GONZALES,JESUS                                                                                $168,875.00    N
  600125078     HANDLEY,ELIZABETH                                                                             $185,000.00    N
  600125080     BLAKELY,DARRELL,KATHERI                                                                       $121,000.00    N
  600125084     SCHWARM,ERIC,MARY                                                                             $173,000.00    N
  600125087     CHAMBERLAIN,JEREMIAH                                                                          $159,500.00    N
  600125089     STEVENS,GREGORY,ANNA                                                                           $90,000.00    N
  600125091     BLOOM,NORMAN,KAYE                                                                             $154,000.00    N
  600125103     FIERO/FRIENDENT,BRUCE/FRI                                                                     $100,000.00    N
  600125107     SHUMAN,DONALD,BEVERLY                                                                         $119,500.00    N
  600125116     GETTEN,LINDA                                                                                  $545,000.00    N
  600125117     BIRCHAK,PAUL                                                                                  $129,000.00    N
  600125118     BRICHUK,ANDREY                                                                                $123,000.00    N
  600125119     OGLE,RAY D.                                                                                    $58,900.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125120     BABICH,PETER               393 SYCAMORE AVENUE        WOODBURN           OR     97071       $91,876.13
  600125125     BORLAND,KEVIN              9415 NORTH FAIRHAVEN AVEN  PORTLAND           OR     97203       $47,973.78
  600125129     PHENGSAVANH,PAKHONG        2515 SOUTH EDMUNDS STREET  SEATTLE            WA     98108      $129,615.92
  600125131     DAVIS,KIM                  1421 EAST MILLER ROAD      SPANGLE            WA     99031       $70,414.28
  600125135     BYCROFT/GREENWE,JOSEPH/JO  1070-1072 SOUTH 300 EAST   SALT LAKE CITY     UT     84111       $99,018.44
  600125136     KINDIG,GUY,KIMBERLY        0099 DEER RUN              CARBONDALE         CO     81623      $201,164.93
  600125137     GALLAGHER,MICHAEL          114 SOUTH HARRIS STREET    BRECKENRIDGE       CO     80424      $203,232.86
  600125140     STOUT,BARRY                4664 DIVIDE CREEK ROAD     NEW CASTLE         CO     81647      $165,787.57
  600125142     GOODMAN,CHARLES,LEILANI    776 EAST 930 NORTH         PLEASANT GROVE     UT     84062      $143,815.73
  600125143     BEAL,BRYAN,LETITIA         375 GLADSTONE STREET       IDAHO FALLS        ID     83401       $70,316.58
  600125144     JOHNSTON,IRENE             7668 SOUTH QUICKSILVER DR  SALT LAKE CITY     UT     84121      $209,723.16
  600125145     CLUNIE/CLUNIE,JAMES/JON    329 MAHER ROAD             WATSONVILLE        CA     95076      $132,848.37
  600125147     FAULKNER,CARLA             949 EAST WICKIEUP LANE     PHOENIX            AZ     85024       $91,097.36
  600125149     SHANK,CAROLE               12020 NORTH 36TH PLACE     PHOENIX            AZ     85028       $90,292.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125120     BABICH,PETER                 8.000      .250    7.750     .0400     7.710     12/01/2012
  600125125     BORLAND,KEVIN                9.000      .250    8.750     .0400     8.710     01/01/2013
  600125129     PHENGSAVANH,PAKHONG          7.750      .250    7.500     .0400     7.460     01/01/2013
  600125131     DAVIS,KIM                    8.500      .250    8.250     .0400     8.210     12/01/2012
  600125135     BYCROFT/GREENWE,JOSEPH/JO    8.500      .250    8.250     .0400     8.210     11/01/2012
  600125136     KINDIG,GUY,KIMBERLY          8.000      .250    7.750     .0400     7.710     01/01/2013
  600125137     GALLAGHER,MICHAEL            8.125      .250    7.875     .0400     7.835     12/01/2012
  600125140     STOUT,BARRY                  8.250      .250    8.000     .0400     7.960     12/01/2012
  600125142     GOODMAN,CHARLES,LEILANI      8.250      .250    8.000     .0400     7.960     12/01/2012
  600125143     BEAL,BRYAN,LETITIA           8.625      .250    8.375     .0400     8.335     12/01/2012
  600125144     JOHNSTON,IRENE               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125145     CLUNIE/CLUNIE,JAMES/JON      8.500      .250    8.250     .0400     8.210     11/01/2012
  600125147     FAULKNER,CARLA               8.875      .250    8.625     .0400     8.585     12/01/2012
  600125149     SHANK,CAROLE                 8.625      .250    8.375     .0400     8.335     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125120     BABICH,PETER               526052                       $675.06                  02/01/1998             180
  600125125     BORLAND,KEVIN              526891                       $386.22                  02/01/1998             180
  600125129     PHENGSAVANH,PAKHONG        528510                     $1,223.66                  02/01/1998             180
  600125131     DAVIS,KIM                  528794                       $542.08                  02/01/1998             180
  600125135     BYCROFT/GREENWE,JOSEPH/JO  530282                       $762.76                  02/01/1998             180
  600125136     KINDIG,GUY,KIMBERLY        530353                     $1,477.07                  02/01/1998             180
  600125137     GALLAGHER,MICHAEL          530363                     $1,510.98                  02/01/1998             180
  600125140     STOUT,BARRY                530383                     $1,247.10                  02/01/1998             180
  600125142     GOODMAN,CHARLES,LEILANI    530428                     $1,081.82                  02/01/1998             180
  600125143     BEAL,BRYAN,LETITIA         530441                       $547.56                  02/01/1998             180
  600125144     JOHNSTON,IRENE             530467                     $1,577.66                  02/01/1998             180
  600125145     CLUNIE/CLUNIE,JAMES/JON    530491                     $1,030.34                  02/01/1998             180
  600125147     FAULKNER,CARLA             530538                       $725.63                  02/01/1998             180
  600125149     SHANK,CAROLE               530569                       $703.12                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125120     BABICH,PETER                                                                                  $115,000.00    N
  600125125     BORLAND,KEVIN                                                                                  $60,000.00    N
  600125129     PHENGSAVANH,PAKHONG                                                                           $187,000.00    N
  600125131     DAVIS,KIM                                                                                      $94,000.00    N
  600125135     BYCROFT/GREENWE,JOSEPH/JO                                                                     $124,000.00    N
  600125136     KINDIG,GUY,KIMBERLY                                                                           $268,400.00    N
  600125137     GALLAGHER,MICHAEL                                                                             $300,000.00    N
  600125140     STOUT,BARRY                                                                                   $225,000.00    N
  600125142     GOODMAN,CHARLES,LEILANI                                                                       $181,000.00    N
  600125143     BEAL,BRYAN,LETITIA                                                                             $88,000.00    N
  600125144     JOHNSTON,IRENE                                                                                $325,000.00    N
  600125145     CLUNIE/CLUNIE,JAMES/JON                                                                       $199,000.00    N
  600125147     FAULKNER,CARLA                                                                                $114,000.00    N
  600125149     SHANK,CAROLE                                                                                  $113,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125150     SHAPOS,DEBORAH             6741 EAST BEVERLY LANE     SCOTTSDALE         AZ     85254      $142,915.57
  600125153     TSEFFOS,STEVEN             949 SOUTH MAPLE AVENUE     TEMPE              AZ     85281       $79,909.96
  600125158     SPIGELMYER/RAIN,ANTOINETT  41 WASHINGTON LODE         BRECKENRIDGE       CO     80424      $211,857.75
  600125161     MCLAUGHLIN,KATHRYN         7800 EAST LINCOLN DRIVE    SCOTTSDALE         AZ     85250      $110,327.78
  600125164     TSEFFOS,STEVEN             1022 SOUTH ASH AVENUE      TEMPE              AZ     85281      $184,196.68
  600125171     WILSON,BERT                310 NORTH 300 EAST         AMERICAN FORK      UT     84003       $72,005.66
  600125172     BEUS,KIM,DAVID             2489 NORTH 4425 WEST       PLAIN CITY         UT     84404       $90,883.56
  600125173     ENSIGN,FREDERICK           5184 SOUTH GRAVENSTEIN PA  MURRAY             UT     84123       $87,754.90
  600125174     GILES,KENDRA               2120 EAST LITTLE SWEDEN R  HEBER CITY         UT     84032       $99,865.37
  600125176     ADZIMA,KENNETH             920 PULPIT ROCK CIRCLE SO  COLORADO SPRING    CO     80918      $116,962.26
  600125178     WATTS,DARRELL              9175 CLERMONT DRIVE        THORNTON           CO     80229       $83,892.51
  600125179     MCGAUGHEY,KELLY,CAROLE     601 SECOND STREET          INDIAN ROCKS BE    FL     33785      $116,806.83
  600125183     GEDDES,SYLVIA M            505 EAST DOMINGUES DRIVE   IVINS              UT     84738      $111,910.44
  600125185     BROPHY,PATRICK, MARIET     5921 EAST 11TH AVENUE      SPOKANE            WA     99212       $78,302.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125150     SHAPOS,DEBORAH               8.625      .250    8.375     .0400     8.335     01/01/2013
  600125153     TSEFFOS,STEVEN               8.875      .250    8.625     .0400     8.585     12/01/2012
  600125158     SPIGELMYER/RAIN,ANTOINETT    8.000      .250    7.750     .0400     7.710     01/01/2013
  600125161     MCLAUGHLIN,KATHRYN           8.125      .250    7.875     .0400     7.835     01/01/2013
  600125164     TSEFFOS,STEVEN               8.875      .250    8.625     .0400     8.585     01/01/2013
  600125171     WILSON,BERT                  8.375      .250    8.125     .0400     8.085     12/01/2012
  600125172     BEUS,KIM,DAVID               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125173     ENSIGN,FREDERICK             8.375      .250    8.125     .0400     8.085     11/01/2012
  600125174     GILES,KENDRA                 8.000      .250    7.750     .0400     7.710     12/01/2012
  600125176     ADZIMA,KENNETH               8.000      .250    7.750     .0400     7.710     11/01/2012
  600125178     WATTS,DARRELL                8.250      .250    8.000     .0400     7.960     12/01/2012
  600125179     MCGAUGHEY,KELLY,CAROLE       9.000      .250    8.750     .0400     8.710     11/01/2012
  600125183     GEDDES,SYLVIA M              7.125      .250    6.875     .0400     6.835     01/01/2013
  600125185     BROPHY,PATRICK, MARIET       8.375      .250    8.125     .0400     8.085     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125150     SHAPOS,DEBORAH             530572                     $1,112.24                  02/01/1998             180
  600125153     TSEFFOS,STEVEN             530612                       $636.52                  02/01/1998             180
  600125158     SPIGELMYER/RAIN,ANTOINETT  530681                     $1,555.58                  02/01/1998             180
  600125161     MCLAUGHLIN,KATHRYN         530714                       $819.72                  02/01/1998             180
  600125164     TSEFFOS,STEVEN             530754                     $1,466.37                  02/01/1998             180
  600125171     WILSON,BERT                531793                       $548.01                  02/01/1998             180
  600125172     BEUS,KIM,DAVID             531813                       $683.65                  02/01/1998             180
  600125173     ENSIGN,FREDERICK           531814                       $668.26                  02/01/1998             180
  600125174     GILES,KENDRA               531817                       $733.76                  02/01/1998             180
  600125176     ADZIMA,KENNETH             532558                       $859.97                  02/01/1998             180
  600125178     WATTS,DARRELL              532771                       $631.06                  02/01/1998             180
  600125179     MCGAUGHEY,KELLY,CAROLE     532797                       $941.41        12        02/01/1998             180
  600125183     GEDDES,SYLVIA M            535035                       $754.56                  02/01/1998             180
  600125185     BROPHY,PATRICK, MARIET     535304                       $595.90                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125150     SHAPOS,DEBORAH                                                                                $185,000.00    N
  600125153     TSEFFOS,STEVEN                                                                                $100,000.00    N
  600125158     SPIGELMYER/RAIN,ANTOINETT                                                                     $265,500.00    N
  600125161     MCLAUGHLIN,KATHRYN                                                                            $138,000.00    N
  600125164     TSEFFOS,STEVEN                                                                                $250,000.00    N
  600125171     WILSON,BERT                                                                                   $103,000.00    N
  600125172     BEUS,KIM,DAVID                                                                                $177,500.00    N
  600125173     ENSIGN,FREDERICK                                                                              $109,900.00    N
  600125174     GILES,KENDRA                                                                                  $125,000.00    N
  600125176     ADZIMA,KENNETH                                                                                $146,500.00    N
  600125178     WATTS,DARRELL                                                                                 $105,000.00    N
  600125179     MCGAUGHEY,KELLY,CAROLE                                                                        $130,000.00    N
  600125183     GEDDES,SYLVIA M                                                                               $140,513.00    N
  600125185     BROPHY,PATRICK, MARIET                                                                         $98,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125187     FAUNCE,DANIEL,MELANIE      585 WEST MARTIN            KAHLOTUS           WA     99335       $75,197.32
  600125188     HOELLER,JOHANNA            4343 ROOSEVELT WAY NORTHE  SEATTLE            WA     98105      $187,771.41
  600125189     OU,CHULL,SUNG              14350 NORTHWEST EVERGREEN  PORTLAND           OR     97229      $223,579.39
  600125193     MCLEOD,KEVIN/KIMBERLY      1418 VALLEY AVENUE         SUMNER             WA     98390      $132,768.76
  600125196     WALCHUK,THOMAS             3695 FARGO STREET          WEST RICHLAND      WA     99353      $108,739.01
  600125199     LYLE,CHRISTINE             11304 SOUTHEAST 215TH STR  KENT               WA     98031      $129,450.34
  600125200     PLEIN,PAUL R.,LYNN M.      4121 NORTH 16TH STREET     TACOMA             WA     98406      $131,826.72
  600125201     DOMINICK,JOHN C.,MAXINE    845 WEST ADMIRALTY WAY     CAMANO ISLAND      WA     98292      $174,176.82
  600125202     KELLY,SHAWN                8235 SOUTHWEST SHENANDOAH  TUALATIN           OR     97062       $65,160.50
  600125203     SCHULER,JENNIFER O.        1113 HASTINGS AVENUE       PORT TOWNSEND      WA     98368       $77,847.47
  600125204     PATZER,DOUGLAS, DARLEN     317,319,321 CALIFORNIA     HELENA             MT     59601      $139,921.52
  600125206     MILLER,HUGH,DONNA          6219 228TH STREET SOUTHEA  WOODINVILLE        WA     98072      $161,792.69
  600125208     EVANS,KEITH,CARRIE         5920 SOUTH BRITTANY LANE   TEMPE              AZ     85283      $123,256.01
  600125209     YAZDANI,BIJAN,MAHVASH      9925 NORTH CALLE LOMA LIN  TUCSON             AZ     85737      $109,777.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125187     FAUNCE,DANIEL,MELANIE        8.000      .250    7.750     .0400     7.710     11/01/2012
  600125188     HOELLER,JOHANNA              8.500      .250    8.250     .0400     8.210     12/01/2012
  600125189     OU,CHULL,SUNG                8.375      .250    8.125     .0400     8.085     11/01/2012
  600125193     MCLEOD,KEVIN/KIMBERLY        8.750      .250    8.500     .0400     8.460     11/01/2012
  600125196     WALCHUK,THOMAS               8.875      .250    8.625     .0400     8.585     01/01/2013
  600125199     LYLE,CHRISTINE               8.750      .250    8.500     .0400     8.460     12/01/2012
  600125200     PLEIN,PAUL R.,LYNN M.        8.125      .250    7.875     .0400     7.835     12/01/2012
  600125201     DOMINICK,JOHN C.,MAXINE      8.250      .250    8.000     .0400     7.960     12/01/2012
  600125202     KELLY,SHAWN                  8.500      .250    8.250     .0400     8.210     01/01/2013
  600125203     SCHULER,JENNIFER O.          8.250      .250    8.000     .0400     7.960     11/01/2012
  600125204     PATZER,DOUGLAS, DARLEN       8.875      .250    8.625     .0400     8.585     01/01/2013
  600125206     MILLER,HUGH,DONNA            8.250      .250    8.000     .0400     7.960     12/01/2012
  600125208     EVANS,KEITH,CARRIE           8.125      .250    7.875     .0400     7.835     11/01/2012
  600125209     YAZDANI,BIJAN,MAHVASH        8.000      .250    7.750     .0400     7.710     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125187     FAUNCE,DANIEL,MELANIE      535485                       $552.89                  02/01/1998             180
  600125188     HOELLER,JOHANNA            535493                     $1,445.56                  02/01/1998             180
  600125189     OU,CHULL,SUNG              535516                     $1,702.56                  02/01/1998             180
  600125193     MCLEOD,KEVIN/KIMBERLY      535726                     $1,046.31                  02/01/1998             180
  600125196     WALCHUK,THOMAS             535771                       $865.66                  02/01/1998             180
  600125199     LYLE,CHRISTINE             535787                     $1,019.56                  02/01/1998             180
  600125200     PLEIN,PAUL R.,LYNN M.      535788                       $980.10                  02/01/1998             180
  600125201     DOMINICK,JOHN C.,MAXINE    535803                     $1,310.21                  02/01/1998             180
  600125202     KELLY,SHAWN                535805                       $501.33                  02/01/1998             180
  600125203     SCHULER,JENNIFER O.        535811                       $585.99                  02/01/1998             180
  600125204     PATZER,DOUGLAS, DARLEN     535814                     $1,113.90                  02/01/1998             180
  600125206     MILLER,HUGH,DONNA          535894                     $1,217.05                  02/01/1998             180
  600125208     EVANS,KEITH,CARRIE         537307                       $916.98         2        02/01/1998             180
  600125209     YAZDANI,BIJAN,MAHVASH      537348                       $807.14                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125187     FAUNCE,DANIEL,MELANIE                                                                          $94,200.00    N
  600125188     HOELLER,JOHANNA                                                                               $235,000.00    N
  600125189     OU,CHULL,SUNG                                                                                 $280,000.00    N
  600125193     MCLEOD,KEVIN/KIMBERLY                                                                         $172,500.00    N
  600125196     WALCHUK,THOMAS                                                                                $136,000.00    N
  600125199     LYLE,CHRISTINE                                                                                $162,000.00    N
  600125200     PLEIN,PAUL R.,LYNN M.                                                                         $165,000.00    N
  600125201     DOMINICK,JOHN C.,MAXINE                                                                       $218,000.00    N
  600125202     KELLY,SHAWN                                                                                    $89,450.00    N
  600125203     SCHULER,JENNIFER O.                                                                            $97,500.00    N
  600125204     PATZER,DOUGLAS, DARLEN                                                                        $175,000.00    N
  600125206     MILLER,HUGH,DONNA                                                                             $220,000.00    N
  600125208     EVANS,KEITH,CARRIE                                                                            $130,000.00    N
  600125209     YAZDANI,BIJAN,MAHVASH                                                                         $170,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125210     LIERMANN,LINDA             11601 NORTH 68TH PLACE     SCOTTSDALE         AZ     85254      $178,815.89
  600125212     LIZANICH,MICHAEL,DAWN      7469 EAST PARKVIEW LANE    SCOTTSDALE         AZ     85255      $196,883.69
  600125213     LABA,KENNETH               5331 WEST MORGAN PLACE     CHANDLER           AZ     85226      $135,235.36
  600125214     BRANDT,ROBERT,SUSAN        1961 PUTNAM PLACE          PRESCOTT           AZ     86301      $125,775.21
  600125216     LANE,CAROLYN               1505 EAST HARVARD STREET   PHOENIX            AZ     85006       $34,441.54
  600125218     ALEXANDER,KURT,MELISSA     4438 NORTH 85TH PLACE      SCOTTSDALE         AZ     85251      $100,574.39
  600125219     BOEGE,RONALD,MONICA        716 WEST IVANHOE STREET    GILBERT            AZ     85233      $117,689.69
  600125221     LAMM,JOHN,KATHY            1073 WEST DAVA DRIVE       TEMPE              AZ     85283       $97,733.11
  600125222     MISTRETTA,CHRISTOPHER      5613 WEST WINNWOOD AVENUE  GLENDALE           AZ     85304       $80,851.56
  600125226     FISHER,JANICE              13721 EAST MORGAN DRIVE    GILBERT            AZ     85296      $196,724.74
  600125227     ANDRO,PAUL,PATRICIA        24925 SOUTH STONEY LAKE D  SUN LAKES          AZ     85248      $159,897.97
  600125230     PETERSON,KEVIN.JENNIFER    10340 NORTH MINERAL SPRIN  TUCSON             AZ     85737       $97,387.41
  600125231     CHANESKE,SHARI             3028 EAST EMILE ZOLA AVEN  PHOENIX            AZ     85032      $123,756.66
  600125232     PHILLIPS,SHARON            2536 EAST HEATHERBRAE DRI  PHOENIX            AZ     85016       $51,941.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125210     LIERMANN,LINDA               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125212     LIZANICH,MICHAEL,DAWN        8.625      .250    8.375     .0400     8.335     01/01/2013
  600125213     LABA,KENNETH                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125214     BRANDT,ROBERT,SUSAN          8.625      .250    8.375     .0400     8.335     11/01/2012
  600125216     LANE,CAROLYN                 8.875      .250    8.625     .0400     8.585     11/01/2012
  600125218     ALEXANDER,KURT,MELISSA       8.375      .250    8.125     .0400     8.085     12/01/2012
  600125219     BOEGE,RONALD,MONICA          8.625      .250    8.375     .0400     8.335     11/01/2012
  600125221     LAMM,JOHN,KATHY              8.250      .250    8.000     .0400     7.960     01/01/2013
  600125222     MISTRETTA,CHRISTOPHER        8.500      .250    8.250     .0400     8.210     12/01/2012
  600125226     FISHER,JANICE                8.375      .250    8.125     .0400     8.085     11/01/2012
  600125227     ANDRO,PAUL,PATRICIA          8.250      .250    8.000     .0400     7.960     01/01/2013
  600125230     PETERSON,KEVIN.JENNIFER      8.750      .250    8.500     .0400     8.460     12/01/2012
  600125231     CHANESKE,SHARI               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125232     PHILLIPS,SHARON              8.875      .250    8.625     .0400     8.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125210     LIERMANN,LINDA             537372                     $1,346.27                  02/01/1998             180
  600125212     LIZANICH,MICHAEL,DAWN      537389                     $1,532.25         2        02/01/1998             180
  600125213     LABA,KENNETH               537410                     $1,041.11                  02/01/1998             180
  600125214     BRANDT,ROBERT,SUSAN        537435                       $980.02                  02/01/1998             180
  600125216     LANE,CAROLYN               537448                       $274.50                  02/01/1998             180
  600125218     ALEXANDER,KURT,MELISSA     537457                       $765.39         2        02/01/1998             180
  600125219     BOEGE,RONALD,MONICA        537466                       $917.01                  02/01/1998             180
  600125221     LAMM,JOHN,KATHY            537473                       $742.25                  02/01/1998             180
  600125222     MISTRETTA,CHRISTOPHER      537476                       $622.44                  02/01/1998             180
  600125226     FISHER,JANICE              537535                     $1,939.21                  02/01/1998             180
  600125227     ANDRO,PAUL,PATRICIA        537541                     $1,202.03                  02/01/1998             180
  600125230     PETERSON,KEVIN.JENNIFER    537561                       $767.03                  02/01/1998             180
  600125231     CHANESKE,SHARI             537583                       $931.57                  02/01/1998             180
  600125232     PHILLIPS,SHARON            537591                       $413.74                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125210     LIERMANN,LINDA                                                                                $224,000.00    N
  600125212     LIZANICH,MICHAEL,DAWN                                                                         $219,013.00    N
  600125213     LABA,KENNETH                                                                                  $169,307.00    N
  600125214     BRANDT,ROBERT,SUSAN                                                                           $168,020.00    N
  600125216     LANE,CAROLYN                                                                                   $50,070.00    N
  600125218     ALEXANDER,KURT,MELISSA                                                                        $106,000.00    N
  600125219     BOEGE,RONALD,MONICA                                                                           $147,434.00    N
  600125221     LAMM,JOHN,KATHY                                                                               $131,800.00    N
  600125222     MISTRETTA,CHRISTOPHER                                                                         $101,200.00    N
  600125226     FISHER,JANICE                                                                                 $248,000.00    N
  600125227     ANDRO,PAUL,PATRICIA                                                                           $200,000.00    N
  600125230     PETERSON,KEVIN.JENNIFER                                                                       $130,000.00    N
  600125231     CHANESKE,SHARI                                                                                $155,000.00    N
  600125232     PHILLIPS,SHARON                                                                               $104,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125234     TRUJILLO,ARMANDO,SHARON    4741 EAST BRISA DEL SUR    TUCSON             AZ     85718      $115,070.36
  600125235     LEVY,SUSAN                 4570 EAST FIFTH STREET     TUCSON             AZ     85711       $53,939.22
  600125236     SHUMAKE,JAN                7017 NORTH 34TH AVENUE     PHOENIX            AZ     85051       $68,823.21
  600125237     TURNAGE,MARVIN,MICHELE     518 WEST SURREY AVENUE     PHOENIX            AZ     85029      $158,893.26
  600125238     LUCAS,FREDERICK,MICHE      11149 EAST KACHINA PLACE   DEWEY              AZ     86327      $151,828.65
  600125239     GOVERNALE,DONNA            1525 MILE HIGH DRIVE       PRESCOTT           AZ     86301       $77,845.88
  600125240     BROWN,THOMAS,SHARON        6290 SOUTH COLONIAL WAY    TEMPE              AZ     85283       $65,124.70
  600125241     BROWN,THOMAS,SHARON        1007 WEST PEGASUS DRIVE    TEMPE              AZ     85283       $55,935.33
  600125244     ARMSTRONG,DENNIS,CAROL     5642 EAST PRESIDIO ROAD    SCOTTSDALE         AZ     85254      $181,367.60
  600125245     CLEVELAND,JOHN,CHRISTINE   1047 EAST GENEVA DRIVE     TEMPE              AZ     85282       $60,025.04
  600125246     SHUFELDT,MARK              3640 NORTH 60TH STREET     PHOENIX            AZ     85018       $89,941.13
  600125247     CORROW,RICHARD             1804 NORTH 74TH PLACE      SCOTTSDALE         AZ     85257       $92,581.38
  600125248     GRUENDER,MATTHEW           5312 EAST VIRGINIA AVENUE  PHOENIX            AZ     85008       $84,751.21
  600125249     NAJERA,ED,PAMELA           5039 WEST YUCCA STREET     GLENDALE           AZ     85304       $67,959.85


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125234     TRUJILLO,ARMANDO,SHARON      8.875      .250    8.625     .0400     8.585     12/01/2012
  600125235     LEVY,SUSAN                   8.875      .250    8.625     .0400     8.585     12/01/2012
  600125236     SHUMAKE,JAN                  8.375      .250    8.125     .0400     8.085     11/01/2012
  600125237     TURNAGE,MARVIN,MICHELE       8.375      .250    8.125     .0400     8.085     11/01/2012
  600125238     LUCAS,FREDERICK,MICHE        8.625      .250    8.375     .0400     8.335     11/01/2012
  600125239     GOVERNALE,DONNA              8.125      .250    7.875     .0400     7.835     11/01/2012
  600125240     BROWN,THOMAS,SHARON          8.750      .250    8.500     .0400     8.460     12/01/2012
  600125241     BROWN,THOMAS,SHARON          8.750      .250    8.500     .0400     8.460     12/01/2012
  600125244     ARMSTRONG,DENNIS,CAROL       8.250      .250    8.000     .0400     7.960     12/01/2012
  600125245     CLEVELAND,JOHN,CHRISTINE     8.375      .250    8.125     .0400     8.085     12/01/2012
  600125246     SHUFELDT,MARK                8.125      .250    7.875     .0400     7.835     01/01/2013
  600125247     CORROW,RICHARD               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125248     GRUENDER,MATTHEW             8.750      .250    8.500     .0400     8.460     01/01/2013
  600125249     NAJERA,ED,PAMELA             8.625      .250    8.375     .0400     8.335     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125234     TRUJILLO,ARMANDO,SHARON    537628                       $916.58         2        02/01/1998             180
  600125235     LEVY,SUSAN                 537639                       $429.65                  02/01/1998             180
  600125236     SHUMAKE,JAN                537640                       $532.05                  02/01/1998             180
  600125237     TURNAGE,MARVIN,MICHELE     537642                     $1,216.12                  02/01/1998             180
  600125238     LUCAS,FREDERICK,MICHE      537643                     $1,183.02         2        02/01/1998             180
  600125239     GOVERNALE,DONNA            537648                       $579.15                  02/01/1998             180
  600125240     BROWN,THOMAS,SHARON        537653                       $512.93                  02/01/1998             180
  600125241     BROWN,THOMAS,SHARON        537654                       $440.55                  02/01/1998             180
  600125244     ARMSTRONG,DENNIS,CAROL     537662                     $1,364.30                  02/01/1998             180
  600125245     CLEVELAND,JOHN,CHRISTINE   537664                       $456.80                  02/01/1998             180
  600125246     SHUFELDT,MARK              537666                       $668.25                  02/01/1998             180
  600125247     CORROW,RICHARD             537673                       $696.42         2        02/01/1998             180
  600125248     GRUENDER,MATTHEW           537680                       $667.12                  02/01/1998             180
  600125249     NAJERA,ED,PAMELA           537682                       $528.90                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125234     TRUJILLO,ARMANDO,SHARON                                                                       $128,000.00    N
  600125235     LEVY,SUSAN                                                                                     $67,500.00    N
  600125236     SHUMAKE,JAN                                                                                   $110,000.00    N
  600125237     TURNAGE,MARVIN,MICHELE                                                                        $200,000.00    N
  600125238     LUCAS,FREDERICK,MICHE                                                                         $169,000.00    N
  600125239     GOVERNALE,DONNA                                                                               $104,000.00    N
  600125240     BROWN,THOMAS,SHARON                                                                            $81,600.00    N
  600125241     BROWN,THOMAS,SHARON                                                                            $70,000.00    N
  600125244     ARMSTRONG,DENNIS,CAROL                                                                        $227,000.00    N
  600125245     CLEVELAND,JOHN,CHRISTINE                                                                       $78,000.00    N
  600125246     SHUFELDT,MARK                                                                                 $153,000.00    N
  600125247     CORROW,RICHARD                                                                                $103,000.00    N
  600125248     GRUENDER,MATTHEW                                                                              $106,000.00    N
  600125249     NAJERA,ED,PAMELA                                                                               $85,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125251     WOODWARD,WILLIAM,MARY      10608 EAST BARCLAY PARK L  TUCSON             AZ     85748      $213,490.11
  600125256     GREENWAY,ARTHUR,DORIS      11030 NORTH 128TH PLACE    SCOTTSDALE         AZ     85259      $186,674.53
  600125257     MCKINNEY,MARK              4645 EAST OSBORN ROAD      PHOENIX            AZ     85018      $130,712.24
  600125260     TAYLOR/ROWDER/L,JAMES,SUE  706 HARTNELL PLACE         SACRAMENTO         CA     95825      $123,735.28
  600125261     BADER,GERALD L, BARB       0406 EAGLE ROAD            EAGLE              CO     81620      $199,522.57
  600125262     LAWRENCE,JOSEPH            3651 HILSINGER ROAD        PHOENIX            OR     97535      $103,764.18
  600125263     LINZMAN,JANICE, GIB        5410 HEMLOCK DRIVE         SODA SPRINGS       CA     95728      $103,810.74
  600125265     BASDEN,MARLEY, ELIZABE     4895 CREED ROAD            SUISUN             CA     94585      $167,692.50
  600125267     DAVIS,SUNNERGRE,KERRY BYR  441 7TH AVENUE             MENLO PARK         CA     94025      $163,555.42
  600125268     REEVE,ROBERT,LEOLA         700 TROLLVIEW DRIVE        GRANTS PASS        OR     97527      $103,760.62
  600125269     WATERBURY,JOHN G           906 FLORIDA STREET         KEY WEST           FL     33040      $206,319.91
  600125273     BUNKER/KLOVSTAD,ANNA/SVEN  11045 EVERGREEN CIRCLE     TRUCKEE            CA     96161      $138,623.20
  600125274     MOORE,JOSEPH               17427 CHINA GULCH DRIVE    ANDERSON           CA     96007       $93,814.27
  600125275     CUBILLOS,MIGUEL,SIXTA      526 CUMBERLAND ST.         ENGLEWOOD          NJ     07631      $218,203.09


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125251     WOODWARD,WILLIAM,MARY        8.500      .250    8.250     .0400     8.210     12/01/2012
  600125256     GREENWAY,ARTHUR,DORIS        8.000      .250    7.750     .0400     7.710     01/01/2013
  600125257     MCKINNEY,MARK                8.000      .250    7.750     .0400     7.710     01/01/2013
  600125260     TAYLOR/ROWDER/L,JAMES,SUE    8.750      .250    8.500     .0400     8.460     11/01/2012
  600125261     BADER,GERALD L, BARB         8.625      .250    8.375     .0400     8.335     10/01/2012
  600125262     LAWRENCE,JOSEPH              8.875      .250    8.625     .0400     8.585     10/01/2012
  600125263     LINZMAN,JANICE, GIB          8.875      .250    8.625     .0400     8.585     09/01/2012
  600125265     BASDEN,MARLEY, ELIZABE       8.500      .250    8.250     .0400     8.210     11/01/2012
  600125267     DAVIS,SUNNERGRE,KERRY BYR    8.000      .250    7.750     .0400     7.710     10/01/2012
  600125268     REEVE,ROBERT,LEOLA           7.875      .250    7.625     .0400     7.585     10/01/2012
  600125269     WATERBURY,JOHN G             8.875      .250    8.625     .0400     8.585     11/01/2012
  600125273     BUNKER/KLOVSTAD,ANNA/SVEN    8.000      .250    7.750     .0400     7.710     10/01/2012
  600125274     MOORE,JOSEPH                 8.125      .250    7.875     .0400     7.835     11/01/2012
  600125275     CUBILLOS,MIGUEL,SIXTA        8.750      .250    8.500     .0400     8.460     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125251     WOODWARD,WILLIAM,MARY      537689                     $1,643.55         2        02/01/1998             180
  600125256     GREENWAY,ARTHUR,DORIS      537705                     $1,372.14                  02/01/1998             180
  600125257     MCKINNEY,MARK              537706                       $959.76                  02/01/1998             180
  600125260     TAYLOR/ROWDER/L,JAMES,SUE  537996                       $975.51                  02/01/1998             180
  600125261     BADER,GERALD L, BARB       538065                     $1,555.58         2        02/01/1998             180
  600125262     LAWRENCE,JOSEPH            538163                       $827.47                  02/01/1998             180
  600125263     LINZMAN,JANICE, GIB        538197                       $835.43                  02/01/1998             180
  600125265     BASDEN,MARLEY, ELIZABE     538417                     $1,291.77                  02/01/1998             180
  600125267     DAVIS,SUNNERGRE,KERRY BYR  538471                     $1,203.37                  02/01/1998             180
  600125268     REEVE,ROBERT,LEOLA         538510                       $995.87                  02/01/1998             180
  600125269     WATERBURY,JOHN G           538525                     $2,094.24                  02/01/1998             180
  600125273     BUNKER/KLOVSTAD,ANNA/SVEN  538630                     $1,019.93                  02/01/1998             180
  600125274     MOORE,JOSEPH               538673                       $697.95                  02/01/1998             180
  600125275     CUBILLOS,MIGUEL,SIXTA      538693                     $2,198.79                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125251     WOODWARD,WILLIAM,MARY                                                                         $225,000.00    N
  600125256     GREENWAY,ARTHUR,DORIS                                                                         $270,000.00    N
  600125257     MCKINNEY,MARK                                                                                 $163,500.00    N
  600125260     TAYLOR/ROWDER/L,JAMES,SUE                                                                     $155,000.00    N
  600125261     BADER,GERALD L, BARB                                                                          $239,500.00    N
  600125262     LAWRENCE,JOSEPH                                                                               $130,000.00    N
  600125263     LINZMAN,JANICE, GIB                                                                           $140,000.00    N
  600125265     BASDEN,MARLEY, ELIZABE                                                                        $525,000.00    N
  600125267     DAVIS,SUNNERGRE,KERRY BYR                                                                     $205,000.00    N
  600125268     REEVE,ROBERT,LEOLA                                                                            $192,500.00    N
  600125269     WATERBURY,JOHN G                                                                              $260,000.00    N
  600125273     BUNKER/KLOVSTAD,ANNA/SVEN                                                                     $222,500.00    N
  600125274     MOORE,JOSEPH                                                                                  $117,500.00    N
  600125275     CUBILLOS,MIGUEL,SIXTA                                                                         $460,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125279     CONWAY,JOSEPH              89-46 GOLD ROAD            OZONE PARK         NY     11420      $129,503.39
  600125280     CONWAY,JOSEPH              14 IVY HILL ROAD           OAKDALE            NY     11769      $142,770.57
  600125281     SHATTUCK,ALAN, JOAN        3960 BELLVIEW AVENUE       HOMEWOOD           CA     96141      $198,254.50
  600125282     RIBEIRO,MARCOS,MARGARET    421 N.E. 13TH AVE.         POMPANO BEACH      FL     33060       $97,588.61
  600125285     NGUYEN/LAM,JOEY T, MYDUNG  7453 NORTH JUDSON STREET   SAN DIEGO          CA     92111      $118,963.96
  600125287     CHAN,OI                    1955 S ATLANTIDA DRIVE     HACIENDA HEIGHT    CA     91745      $190,852.53
  600125288     LAWRENCE,WILLIARD E.       118 LAUREL PLACE           SAN RAFAEL         CA     94901      $209,625.36
  600125289     GILANFARR,FARADG,MARY      3101 LAKE FOREST ROAD      TAHOE CITY         CA     96145       $83,850.14
  600125290     BUNKER,ANNA CHRISTINE      410 SOUTH MAIN STREET      SEBASTOPOL         CA     95472      $153,718.12
  600125294     STEWART,DOLLY              18223 MILMORE AVENUE       CARSON             CA     90746      $126,922.07
  600125296     ZATIKA,JOSEPH              142 MOUNTAIN TOP ROAD      LEBANON            NJ     08826      $174,888.41
  600125299     FONTENOT,BRENDA            810 TELLER STREET          LAKEWOOD           CO     80215      $206,758.43
  600125301     JOHNSON/VIALARD,ERIC/MYLE  32 ARTESIAN DRIVE          ELDORADO SPRING    CO     80025      $135,738.04
  600125302     MCGILL,NANCY               3281 WEASEL WAY            FRANKTOWN          CO     80116      $127,516.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125279     CONWAY,JOSEPH                9.500      .250    9.250     .0400     9.210     11/01/2012
  600125280     CONWAY,JOSEPH                8.250      .250    8.000     .0400     7.960     11/01/2012
  600125281     SHATTUCK,ALAN, JOAN          8.000      .250    7.750     .0400     7.710     11/01/2012
  600125282     RIBEIRO,MARCOS,MARGARET      9.000      .250    8.750     .0400     8.710     11/01/2012
  600125285     NGUYEN/LAM,JOEY T, MYDUNG    8.125      .250    7.875     .0400     7.835     11/01/2012
  600125287     CHAN,OI                      7.875      .250    7.625     .0400     7.585     11/01/2012
  600125288     LAWRENCE,WILLIARD E.         8.625      .250    8.375     .0400     8.335     11/01/2012
  600125289     GILANFARR,FARADG,MARY        8.625      .250    8.375     .0400     8.335     11/01/2012
  600125290     BUNKER,ANNA CHRISTINE        8.500      .250    8.250     .0400     8.210     11/01/2012
  600125294     STEWART,DOLLY                7.625      .250    7.375     .0400     7.335     11/01/2012
  600125296     ZATIKA,JOSEPH                8.250      .250    8.000     .0400     7.960     01/01/2013
  600125299     FONTENOT,BRENDA              7.750      .250    7.500     .0400     7.460     11/01/2012
  600125301     JOHNSON/VIALARD,ERIC/MYLE    8.250      .250    8.000     .0400     7.960     11/01/2012
  600125302     MCGILL,NANCY                 8.500      .250    8.250     .0400     8.210     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125279     CONWAY,JOSEPH              538729                     $1,362.71                  02/01/1998             180
  600125280     CONWAY,JOSEPH              538730                     $1,397.00                  02/01/1998             180
  600125281     SHATTUCK,ALAN, JOAN        538772                     $1,911.30                  02/01/1998             180
  600125282     RIBEIRO,MARCOS,MARGARET    538799                       $786.52                  02/01/1998             180
  600125285     NGUYEN/LAM,JOEY T, MYDUNG  538812                     $1,155.46                  02/01/1998             180
  600125287     CHAN,OI                    538829                     $1,386.70                  02/01/1998             180
  600125288     LAWRENCE,WILLIARD E.       538849                     $1,633.36                  02/01/1998             180
  600125289     GILANFARR,FARADG,MARY      538853                       $653.34                  02/01/1998             180
  600125290     BUNKER,ANNA CHRISTINE      538856                     $1,184.13                  02/01/1998             180
  600125294     STEWART,DOLLY              538884                       $900.31                  02/01/1998             180
  600125296     ZATIKA,JOSEPH              538897                     $1,314.72                  02/01/1998             180
  600125299     FONTENOT,BRENDA            539740                     $1,484.41                  02/01/1998             180
  600125301     JOHNSON/VIALARD,ERIC/MYLE  539744                     $1,021.72                  02/01/1998             180
  600125302     MCGILL,NANCY               539745                       $982.29                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125279     CONWAY,JOSEPH                                                                                 $174,000.00    N
  600125280     CONWAY,JOSEPH                                                                                 $180,000.00    N
  600125281     SHATTUCK,ALAN, JOAN                                                                           $250,000.00    N
  600125282     RIBEIRO,MARCOS,MARGARET                                                                       $115,000.00    N
  600125285     NGUYEN/LAM,JOEY T, MYDUNG                                                                     $155,000.00    N
  600125287     CHAN,OI                                                                                       $255,000.00    N
  600125288     LAWRENCE,WILLIARD E.                                                                          $300,000.00    N
  600125289     GILANFARR,FARADG,MARY                                                                         $105,000.00    N
  600125290     BUNKER,ANNA CHRISTINE                                                                         $225,000.00    N
  600125294     STEWART,DOLLY                                                                                 $159,000.00    N
  600125296     ZATIKA,JOSEPH                                                                                 $250,000.00    N
  600125299     FONTENOT,BRENDA                                                                               $259,000.00    N
  600125301     JOHNSON/VIALARD,ERIC/MYLE                                                                     $170,000.00    N
  600125302     MCGILL,NANCY                                                                                  $182,500.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125303     DELANEY,JOHN,GINA          5741 EAST COUNTY ROAD 60   WELLINGTON         CO     80549      $123,256.01
  600125307     DAVIS,PATRICK,VIRGINI      12064 GOLD POINTE LANE     GOLD RIVER         CA     95670      $140,115.06
  600125313     AHLERT,DORMAN,DONALD,JANN  11415 WHITEHORSE ROAD      TRUCKEE            CA     96161      $139,586.38
  600125316     DYKSTRA,JAMES              321 SKI WAY # 5            INCLINE VILLAGE    NV     89451      $101,185.43
  600125319     VALVERDE,ANTHONY,MELODY    2900 N. OLIVE AVENUE       TURLOCK            CA     95382      $136,586.24
  600125321     GARBO,GAYLE,JAMES          8440 MONTE VISTA STREET    RANCHO CUCAMONG    CA     91701      $105,805.98
  600125324     MACKAMUL,NICK              6913 LA PRAIX AVENUE       HIGHLAND           CA     92346       $74,309.54
  600125325     FOLIN,RANDALL,DENISE       3455 SARAH ANN DRIVE       FALLBROOK          CA     92028      $189,432.44
  600125326     SASSER,WILLIAM,HELENE      7584 VOLCLAY DRIVE         SAN DIEGO          CA     92119      $140,624.24
  600125327     KIM,YOUNG                  4591 SOUTH CRYSTAL WAY #G  AURORA             CO     80015       $59,044.49
  600125329     ADELMAN,DAVID              275 SOUTH VALLEY VIEW DRI  ST. GEORGE         UT     84770       $67,060.34
  600125330     ROBERTSON,JANLYNN,SCOTT    741 SOUTH 300 EAST         SALT LAKE CITY     UT     84111       $29,464.13
  600125331     COOK,KENNETH,LOUISE        1618 EAST 8685 SOUTH       SANDY              UT     84093       $82,893.79
  600125333     WOODLAND,MARK,KRISTINE     2426 WEST 12195 SOUTH      RIVERTON           UT     84065      $217,397.30


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125303     DELANEY,JOHN,GINA            8.125      .250    7.875     .0400     7.835     11/01/2012
  600125307     DAVIS,PATRICK,VIRGINI        8.500      .250    8.250     .0400     8.210     01/01/2013
  600125313     AHLERT,DORMAN,DONALD,JANN    7.750      .250    7.500     .0400     7.460     01/01/2013
  600125316     DYKSTRA,JAMES                8.250      .250    8.000     .0400     7.960     01/01/2013
  600125319     VALVERDE,ANTHONY,MELODY      7.500      .250    7.250     .0400     7.210     01/01/2013
  600125321     GARBO,GAYLE,JAMES            8.500      .250    8.250     .0400     8.210     11/01/2012
  600125324     MACKAMUL,NICK                8.500      .250    8.250     .0400     8.210     12/01/2012
  600125325     FOLIN,RANDALL,DENISE         7.625      .250    7.375     .0400     7.335     01/01/2013
  600125326     SASSER,WILLIAM,HELENE        8.625      .250    8.375     .0400     8.335     12/01/2012
  600125327     KIM,YOUNG                    8.625      .250    8.375     .0400     8.335     11/01/2012
  600125329     ADELMAN,DAVID                7.875      .250    7.625     .0400     7.585     11/01/2012
  600125330     ROBERTSON,JANLYNN,SCOTT      8.500      .250    8.250     .0400     8.210     12/01/2012
  600125331     COOK,KENNETH,LOUISE          8.250      .250    8.000     .0400     7.960     12/01/2012
  600125333     WOODLAND,MARK,KRISTINE       8.500      .250    8.250     .0400     8.210     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125303     DELANEY,JOHN,GINA          539747                       $916.98                  02/01/1998             180
  600125307     DAVIS,PATRICK,VIRGINI      540712                     $1,078.02                  02/01/1998             180
  600125313     AHLERT,DORMAN,DONALD,JANN  540859                     $1,317.79                  02/01/1998             180
  600125316     DYKSTRA,JAMES              540883                       $760.66                  02/01/1998             180
  600125319     VALVERDE,ANTHONY,MELODY    540895                     $1,270.01                  02/01/1998             180
  600125321     GARBO,GAYLE,JAMES          540999                       $815.05                  02/01/1998             180
  600125324     MACKAMUL,NICK              541499                       $572.07                  02/01/1998             180
  600125325     FOLIN,RANDALL,DENISE       541713                     $1,774.85                  02/01/1998             180
  600125326     SASSER,WILLIAM,HELENE      541836                     $1,402.80                  02/01/1998             180
  600125327     KIM,YOUNG                  543016                       $460.06                  02/01/1998             180
  600125329     ADELMAN,DAVID              543107                       $487.25                  02/01/1998             180
  600125330     ROBERTSON,JANLYNN,SCOTT    543148                       $226.83                  02/01/1998             180
  600125331     COOK,KENNETH,LOUISE        543154                       $623.55                  02/01/1998             180
  600125333     WOODLAND,MARK,KRISTINE     543235                     $1,674.68                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125303     DELANEY,JOHN,GINA                                                                             $243,000.00    N
  600125307     DAVIS,PATRICK,VIRGINI                                                                         $175,257.00    N
  600125313     AHLERT,DORMAN,DONALD,JANN                                                                     $405,000.00    N
  600125316     DYKSTRA,JAMES                                                                                 $135,000.00    N
  600125319     VALVERDE,ANTHONY,MELODY                                                                       $173,000.00    N
  600125321     GARBO,GAYLE,JAMES                                                                             $132,500.00    N
  600125324     MACKAMUL,NICK                                                                                  $93,000.00    N
  600125325     FOLIN,RANDALL,DENISE                                                                          $250,000.00    N
  600125326     SASSER,WILLIAM,HELENE                                                                         $202,000.00    N
  600125327     KIM,YOUNG                                                                                      $84,500.00    N
  600125329     ADELMAN,DAVID                                                                                  $84,000.00    N
  600125330     ROBERTSON,JANLYNN,SCOTT                                                                        $59,000.00    N
  600125331     COOK,KENNETH,LOUISE                                                                           $145,000.00    N
  600125333     WOODLAND,MARK,KRISTINE                                                                        $273,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125334     JENSEN,NORMAN,Y.DELAIN     1200 CHEROKEE STREET       DENVER             CO     80204      $164,720.45
  600125335     DEWITT,THOMAS              13640-13642 EAST NEVADA P  AURORA             CO     80012      $108,445.99
  600125336     SERMON,HAROLD,SUSAN        5085 EAST HEISE ROAD       RIRIE              ID     83443      $199,744.06
  600125337     STEPHENS,CHERYL            4210 WEST RAE STREET       WEST VALLEY CIT    UT     84120       $74,367.10
  600125338     FULSCHER,JILL              5751 EAST ITHACA PLACE #3  DENVER             CO     80237      $113,407.54
  600125341     ANDERSON,KENNETH           1906 ROSS COURT            FORT COLLINS       CO     80526       $52,817.98
  600125342     KERVITSKY,GARY             3295 APRES SKI WAY         STEAMBOAT SPRIN    CO     80477       $51,907.24
  600125343     WILKINSON,KIPP,TATIA       912 WEST 1340 NORTH        OREM               UT     84057      $198,146.11
  600125344     BLANK,ALAN                 270-272 EAST FORT UNION B  MIDVALE            UT     84047      $226,497.70
  600125346     MCOMBER,BRYANT,SUSAN       151 EAST 300 NORTH         PROVO              UT     84606       $69,959.73
  600125347     SNYDER,GLEN                145 WEST 200 SOUTH         FILLMORE           UT     84631       $65,024.51
  600125348     WRIGHT,SHARON              674 ALDER RIDGE LANE       NEW CASTLE         CO     81647       $99,789.83
  600125350     ELMQUIST,DONNA             1917 SOUTH 1100 EAST       SALT LAKE CITY     UT     84105      $138,601.76
  600125351     ELLIOTT,ANTIONETTE         2431 HAMPSHIRE SQUARE      FORT COLLINS       CO     80526      $110,048.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125334     JENSEN,NORMAN,Y.DELAIN       8.875      .250    8.625     .0400     8.585     11/01/2012
  600125335     DEWITT,THOMAS                8.375      .250    8.125     .0400     8.085     11/01/2012
  600125336     SERMON,HAROLD,SUSAN          8.250      .250    8.000     .0400     7.960     12/01/2012
  600125337     STEPHENS,CHERYL              8.625      .250    8.375     .0400     8.335     11/01/2012
  600125338     FULSCHER,JILL                8.875      .250    8.625     .0400     8.585     11/01/2012
  600125341     ANDERSON,KENNETH             8.500      .250    8.250     .0400     8.210     01/01/2013
  600125342     KERVITSKY,GARY               8.625      .250    8.375     .0400     8.335     11/01/2012
  600125343     WILKINSON,KIPP,TATIA         8.250      .250    8.000     .0400     7.960     12/01/2012
  600125344     BLANK,ALAN                   8.750      .250    8.500     .0400     8.460     12/01/2012
  600125346     MCOMBER,BRYANT,SUSAN         8.750      .250    8.500     .0400     8.460     01/01/2013
  600125347     SNYDER,GLEN                  8.250      .250    8.000     .0400     7.960     11/01/2012
  600125348     WRIGHT,SHARON                8.500      .250    8.250     .0400     8.210     11/01/2012
  600125350     ELMQUIST,DONNA               9.125      .250    8.875     .0400     8.835     12/01/2012
  600125351     ELLIOTT,ANTIONETTE           8.500      .250    8.250     .0400     8.210     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125334     JENSEN,NORMAN,Y.DELAIN     543242                     $1,312.81                  02/01/1998             180
  600125335     DEWITT,THOMAS              543251                       $825.82                  02/01/1998             180
  600125336     SERMON,HAROLD,SUSAN        543256                     $1,502.53                  02/01/1998             180
  600125337     STEPHENS,CHERYL            543275                       $579.45                  02/01/1998             180
  600125338     FULSCHER,JILL              543284                       $903.85                  02/01/1998             180
  600125341     ANDERSON,KENNETH           543309                       $406.37                  02/01/1998             180
  600125342     KERVITSKY,GARY             543319                       $404.45                  02/01/1998             180
  600125343     WILKINSON,KIPP,TATIA       543329                     $1,490.51                  02/01/1998             180
  600125344     BLANK,ALAN                 543341                     $1,785.42                  02/01/1998             180
  600125346     MCOMBER,BRYANT,SUSAN       543351                       $550.69                  02/01/1998             180
  600125347     SNYDER,GLEN                543353                       $489.45                  02/01/1998             180
  600125348     WRIGHT,SHARON              543354                       $769.68                  02/01/1998             180
  600125350     ELMQUIST,DONNA             543384                     $1,128.92                  02/01/1998             180
  600125351     ELLIOTT,ANTIONETTE         543390                       $847.73                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125334     JENSEN,NORMAN,Y.DELAIN                                                                        $206,341.00    N
  600125335     DEWITT,THOMAS                                                                                 $135,850.00    N
  600125336     SERMON,HAROLD,SUSAN                                                                           $325,000.00    N
  600125337     STEPHENS,CHERYL                                                                               $102,000.00    N
  600125338     FULSCHER,JILL                                                                                 $142,000.00    N
  600125341     ANDERSON,KENNETH                                                                               $75,500.00    N
  600125342     KERVITSKY,GARY                                                                                 $65,000.00    N
  600125343     WILKINSON,KIPP,TATIA                                                                          $248,000.00    N
  600125344     BLANK,ALAN                                                                                    $267,000.00    N
  600125346     MCOMBER,BRYANT,SUSAN                                                                           $89,500.00    N
  600125347     SNYDER,GLEN                                                                                   $107,000.00    N
  600125348     WRIGHT,SHARON                                                                                 $133,500.00    N
  600125350     ELMQUIST,DONNA                                                                                $185,000.00    N
  600125351     ELLIOTT,ANTIONETTE                                                                            $147,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125352     ROBERTS,J. WHITNEY,LISA    881 EAST 1170 NORTH        PLEASANT GROVE     UT     84062      $139,750.24
  600125353     SIMMONS/SIMMONS,MELVIN/BR  1225 WEST PROSPECT ROAD W  FORT COLLINS       CO     80526       $76,285.04
  600125355     JEFFERY,WYDELL,CAROL       369 NORTH 200 WEST ROUTE   DELTA              UT     84624       $47,940.13
  600125356     GYALTSEN,KALSANG           3101 GAMOW LANE            BOULDER            CO     80301      $143,842.09
  600125357     MEZA,FRANK,NINA            2584 ASTROZON CIRCLE       COLORADO SPRING    CO     80916      $119,861.42
  600125358     HOLWEG,TIMOTHY,SHARI       2448 WEST 300 NORTH        PROVO              UT     84601      $128,545.51
  600125359     KOFFORD,GREGORY            1776 EAST 11400 SOUTH      SANDY              UT     84092      $212,569.53
  600125362     MACINNES,ANGUS             2216 QUINCY AVENUE         OGDEN              UT     84401       $61,714.72
  600125363     WOLD,DALE,LYNN             6370 BOSCOMB PLACE         COLORADO SPRING    CO     80922       $87,102.17
  600125364     SCHULTS,ROBERT,MARGARET    1378 EAST BROOKSHIRE DRIV  SALT LAKE CITY     UT     84106      $129,820.49
  600125365     HARRISON,KENT              1725-1727 NORTH 450 WEST   PROVO              UT     84604      $150,406.45
  600125366     HARRISON,KENT              2749 NORTH UNIVERSITY AVE  PROVO              UT     84604      $147,900.70
  600125371     VOURIOTIS,SPEROS           16359 WEST 10TH AVENUE #V  GOLDEN             CO     80401       $31,563.50
  600125372     GARDNER,JAMES.MARGARET     1130 NORTH PINE CANYON RO  MIDWAY             UT     84049      $151,572.17


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125352     ROBERTS,J. WHITNEY,LISA      8.625      .250    8.375     .0400     8.335     11/01/2012
  600125353     SIMMONS/SIMMONS,MELVIN/BR    8.875      .250    8.625     .0400     8.585     12/01/2012
  600125355     JEFFERY,WYDELL,CAROL         8.375      .250    8.125     .0400     8.085     12/01/2012
  600125356     GYALTSEN,KALSANG             9.000      .250    8.750     .0400     8.710     12/01/2012
  600125357     MEZA,FRANK,NINA              8.750      .250    8.500     .0400     8.460     12/01/2012
  600125358     HOLWEG,TIMOTHY,SHARI         8.125      .250    7.875     .0400     7.835     11/01/2012
  600125359     KOFFORD,GREGORY              8.250      .250    8.000     .0400     7.960     11/01/2012
  600125362     MACINNES,ANGUS               8.750      .250    8.500     .0400     8.460     12/01/2012
  600125363     WOLD,DALE,LYNN               8.875      .250    8.625     .0400     8.585     11/01/2012
  600125364     SCHULTS,ROBERT,MARGARET      7.875      .250    7.625     .0400     7.585     12/01/2012
  600125365     HARRISON,KENT                8.375      .250    8.125     .0400     8.085     01/01/2013
  600125366     HARRISON,KENT                8.000      .250    7.750     .0400     7.710     01/01/2013
  600125371     VOURIOTIS,SPEROS             8.750      .250    8.500     .0400     8.460     12/01/2012
  600125372     GARDNER,JAMES.MARGARET       8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125352     ROBERTS,J. WHITNEY,LISA    543396                     $1,088.91                  02/01/1998             180
  600125353     SIMMONS/SIMMONS,MELVIN/BR  543399                       $607.87                  02/01/1998             180
  600125355     JEFFERY,WYDELL,CAROL       543406                       $364.83                  02/01/1998             180
  600125356     GYALTSEN,KALSANG           543416                     $1,158.66                  02/01/1998             180
  600125357     MEZA,FRANK,NINA            543417                       $944.04                  02/01/1998             180
  600125358     HOLWEG,TIMOTHY,SHARI       543423                       $956.34                  02/01/1998             180
  600125359     KOFFORD,GREGORY            543425                     $2,079.98                  02/01/1998             180
  600125362     MACINNES,ANGUS             543449                       $486.18                  02/01/1998             180
  600125363     WOLD,DALE,LYNN             543462                       $694.20                  02/01/1998             180
  600125364     SCHULTS,ROBERT,MARGARET    543465                       $942.59                  02/01/1998             180
  600125365     HARRISON,KENT              543467                     $1,143.91                  02/01/1998             180
  600125366     HARRISON,KENT              543468                     $1,085.97                  02/01/1998             180
  600125371     VOURIOTIS,SPEROS           543481                       $248.60                  02/01/1998             180
  600125372     GARDNER,JAMES.MARGARET     543492                     $1,128.60                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125352     ROBERTS,J. WHITNEY,LISA                                                                       $175,000.00    N
  600125353     SIMMONS/SIMMONS,MELVIN/BR                                                                      $95,500.00    N
  600125355     JEFFERY,WYDELL,CAROL                                                                          $109,000.00    N
  600125356     GYALTSEN,KALSANG                                                                              $185,000.00    N
  600125357     MEZA,FRANK,NINA                                                                               $179,000.00    N
  600125358     HOLWEG,TIMOTHY,SHARI                                                                          $161,000.00    N
  600125359     KOFFORD,GREGORY                                                                               $268,000.00    N
  600125362     MACINNES,ANGUS                                                                                 $77,285.00    N
  600125363     WOLD,DALE,LYNN                                                                                $116,380.00    N
  600125364     SCHULTS,ROBERT,MARGARET                                                                       $167,000.00    N
  600125365     HARRISON,KENT                                                                                 $215,000.00    N
  600125366     HARRISON,KENT                                                                                 $185,000.00    N
  600125371     VOURIOTIS,SPEROS                                                                               $39,500.00    N
  600125372     GARDNER,JAMES.MARGARET                                                                        $190,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125373     FRAME,ALLEN,STEPHANIE      5018 SOUTH TUSCAN STREET   SALT LAKE CITY     UT     84118       $90,284.30
  600125375     LLOYD,MARK,MERILYNN        1335 EAST WINDSOR PARK DR  SALT LAKE CITY     UT     84117      $159,061.89
  600125376     EMERSON,LARRY,GAIL         3625 GREENVILLE COURT      COLORADO SPRING    CO     80920      $132,734.20
  600125377     CLIFFORD,JEFFREY           1788 NORTH 1525 WEST       LAYTON             UT     84041       $64,521.45
  600125378     TOTARO,ROSEMARIE           2201 DONATO DRIVE          BELLEAIR BEACH     FL     33786      $181,349.22
  600125379     WEST,MICHAEL               781 WEST 520 NORTH         LINDON             UT     84042      $188,388.93
  600125380     SUBERVILLE,CARLOS          3171 SOUTH VALLEY STREET   SALT LAKE CITY     UT     84109      $140,012.92
  600125385     CORTESE,AMY                1002 SOUTH 800 EAST        SALT LAKE CITY     UT     84105      $117,414.95
  600125386     FITZGERALD,JEAN S.         1127 CEDAR HOLLOW ROAD     LEHI               UT     84043      $121,631.81
  600125387     HALE,SHELIE                47 EAST 1340 NORTH         AMERICAN FORK      UT     84003      $129,910.54
  600125389     GONZALEZ/SAUCED,MANUEL/MA  818 SOUTH 400 EAST         SALT LAKE CITY     UT     84111       $68,516.60
  600125390     STEGEMAN,RICHARD,LINDA     13225 EAST BETHANY PLACE   AURORA             CO     80014       $67,456.96
  600125393     WATERS,DANA                1220 EAST 225 NORTH        SPRINGVILLE        UT     84663      $196,466.91
  600125394     BURTON,GERALDINE E.        165 NORTH MAIN             GUNNISON           UT     84634       $56,215.04


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125373     FRAME,ALLEN,STEPHANIE        8.250      .250    8.000     .0400     7.960     12/01/2012
  600125375     LLOYD,MARK,MERILYNN          7.875      .250    7.625     .0400     7.585     12/01/2012
  600125376     EMERSON,LARRY,GAIL           8.375      .250    8.125     .0400     8.085     12/01/2012
  600125377     CLIFFORD,JEFFREY             8.500      .250    8.250     .0400     8.210     12/01/2012
  600125378     TOTARO,ROSEMARIE             7.875      .250    7.625     .0400     7.585     12/01/2012
  600125379     WEST,MICHAEL                 7.875      .250    7.625     .0400     7.585     12/01/2012
  600125380     SUBERVILLE,CARLOS            8.375      .250    8.125     .0400     8.085     01/01/2013
  600125385     CORTESE,AMY                  7.625      .250    7.375     .0400     7.335     01/01/2013
  600125386     FITZGERALD,JEAN S.           7.875      .250    7.625     .0400     7.585     12/01/2012
  600125387     HALE,SHELIE                  7.875      .250    7.625     .0400     7.585     01/01/2013
  600125389     GONZALEZ/SAUCED,MANUEL/MA    8.500      .250    8.250     .0400     8.210     12/01/2012
  600125390     STEGEMAN,RICHARD,LINDA       8.250      .250    8.000     .0400     7.960     01/01/2013
  600125393     WATERS,DANA                  8.625      .250    8.375     .0400     8.335     12/01/2012
  600125394     BURTON,GERALDINE E.          8.375      .250    8.125     .0400     8.085     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125373     FRAME,ALLEN,STEPHANIE      543494                       $679.15                  02/01/1998             180
  600125375     LLOYD,MARK,MERILYNN        543511                     $1,517.52                  02/01/1998             180
  600125376     EMERSON,LARRY,GAIL         543521                     $1,010.14                  02/01/1998             180
  600125377     CLIFFORD,JEFFREY           543555                       $496.72                  02/01/1998             180
  600125378     TOTARO,ROSEMARIE           543559                     $1,316.73                  02/01/1998             180
  600125379     WEST,MICHAEL               543563                     $1,797.31                  02/01/1998             180
  600125380     SUBERVILLE,CARLOS          543576                     $1,064.86                  02/01/1998             180
  600125385     CORTESE,AMY                543610                       $831.66                  02/01/1998             180
  600125386     FITZGERALD,JEAN S.         543629                       $883.13                  02/01/1998             180
  600125387     HALE,SHELIE                543630                       $942.59                  02/01/1998             180
  600125389     GONZALEZ/SAUCED,MANUEL/MA  543633                       $527.47                  02/01/1998             180
  600125390     STEGEMAN,RICHARD,LINDA     543643                       $507.10                  02/01/1998             180
  600125393     WATERS,DANA                543649                     $1,529.91                  02/01/1998             180
  600125394     BURTON,GERALDINE E.        543650                       $427.54                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125373     FRAME,ALLEN,STEPHANIE                                                                         $113,000.00    N
  600125375     LLOYD,MARK,MERILYNN                                                                           $200,000.00    N
  600125376     EMERSON,LARRY,GAIL                                                                            $166,184.00    N
  600125377     CLIFFORD,JEFFREY                                                                               $80,800.00    N
  600125378     TOTARO,ROSEMARIE                                                                              $227,000.00    N
  600125379     WEST,MICHAEL                                                                                  $275,000.00    N
  600125380     SUBERVILLE,CARLOS                                                                             $175,155.00    N
  600125385     CORTESE,AMY                                                                                   $205,000.00    N
  600125386     FITZGERALD,JEAN S.                                                                            $310,000.00    N
  600125387     HALE,SHELIE                                                                                   $175,000.00    N
  600125389     GONZALEZ/SAUCED,MANUEL/MA                                                                      $98,000.00    N
  600125390     STEGEMAN,RICHARD,LINDA                                                                         $90,000.00    N
  600125393     WATERS,DANA                                                                                   $245,900.00    N
  600125394     BURTON,GERALDINE E.                                                                            $75,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125395     DEBOW,LAWRENCE             1064 EAST 400 SOUTH        SALT LAKE CITY     UT     84102      $190,185.73
  600125398     BURR/BURR,ANDREA/ROBERT    948 EAST MURDOCK DRIVE     PLEASANT GROVE     UT     84062      $143,820.38
  600125404     JOHNSON,LARRY,VALERIE      1434 WEST 800 SOUTH        OREM               UT     84058      $125,415.80
  600125405     TAYLOR/JOHNSON,MARK/JAMES  4212 MORNING STAR DRIVE    CASTLE ROCK        CO     80104      $179,896.44
  600125409     BASTIAN,LEWIS,GERALDINE    1001 NORTH LAKESHORE DRIV  PROVO              UT     84604      $128,915.62
  600125410     STONEMAN,DON,RAQUEL        803 EAST CENTER            SPANISH FORK       UT     84660       $78,699.79
  600125411     MCWHORTER,CAROL            151 NORTH 930 EAST         LINDON             UT     84042      $203,863.12
  600125412     SWAN,THOMAS,BONNIE         1965 WEST 1700 NORTH       ST. GEORGE         UT     84770       $95,940.33
  600125415     CHRISTENSEN,ALLAN,DANIELL  1170 EAST 100 SOUTH        SPRINGVILLE        UT     84663      $123,916.80
  600125419     GONZALEZ,DAVID,TERRI       1409 NORTH AMIRON WAY #A   OREM               UT     84057       $54,463.36
  600125420     BERGER,WILLIAM             320 ADAMS STREET           MIDVALE            UT     84047       $95,937.20
  600125425     ALKEMA,STEVEN,CODY         3533 NORTH FOOTHILL DRIVE  PROVO              UT     84606      $159,887.07
  600125428     MANGUM,DARIN,SHANNON       1104 EAST 230 SOUTH        PROVO              UT     84606       $96,736.68
  600125429     STARNICK,DIANE             2641 GRAPEWOOD LANE        BOULDER            CO     80304      $130,320.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125395     DEBOW,LAWRENCE               8.875      .250    8.625     .0400     8.585     12/01/2012
  600125398     BURR/BURR,ANDREA/ROBERT      8.375      .250    8.125     .0400     8.085     12/01/2012
  600125404     JOHNSON,LARRY,VALERIE        8.000      .250    7.750     .0400     7.710     01/01/2013
  600125405     TAYLOR/JOHNSON,MARK/JAMES    8.750      .250    8.500     .0400     8.460     01/01/2013
  600125409     BASTIAN,LEWIS,GERALDINE      8.125      .250    7.875     .0400     7.835     01/01/2013
  600125410     STONEMAN,DON,RAQUEL          8.250      .250    8.000     .0400     7.960     01/01/2013
  600125411     MCWHORTER,CAROL              8.000      .250    7.750     .0400     7.710     01/01/2013
  600125412     SWAN,THOMAS,BONNIE           8.375      .250    8.125     .0400     8.085     01/01/2013
  600125415     CHRISTENSEN,ALLAN,DANIELL    8.000      .250    7.750     .0400     7.710     01/01/2013
  600125419     GONZALEZ,DAVID,TERRI         8.000      .250    7.750     .0400     7.710     01/01/2013
  600125420     BERGER,WILLIAM               8.125      .250    7.875     .0400     7.835     01/01/2013
  600125425     ALKEMA,STEVEN,CODY           7.750      .250    7.500     .0400     7.460     01/01/2013
  600125428     MANGUM,DARIN,SHANNON         8.125      .250    7.875     .0400     7.835     01/01/2013
  600125429     STARNICK,DIANE               8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125395     DEBOW,LAWRENCE             543652                     $1,514.91                  02/01/1998             180
  600125398     BURR/BURR,ANDREA/ROBERT    543670                     $1,094.50                  02/01/1998             180
  600125404     JOHNSON,LARRY,VALERIE      543706                       $920.87                  02/01/1998             180
  600125405     TAYLOR/JOHNSON,MARK/JAMES  543709                     $1,416.06                  02/01/1998             180
  600125409     BASTIAN,LEWIS,GERALDINE    543739                       $957.82                  02/01/1998             180
  600125410     STONEMAN,DON,RAQUEL        543741                       $591.62                  02/01/1998             180
  600125411     MCWHORTER,CAROL            543743                     $1,496.88                  02/01/1998             180
  600125412     SWAN,THOMAS,BONNIE         543758                       $729.67                  02/01/1998             180
  600125415     CHRISTENSEN,ALLAN,DANIELL  543782                       $909.87                  02/01/1998             180
  600125419     GONZALEZ,DAVID,TERRI       543811                       $400.64                  02/01/1998             180
  600125420     BERGER,WILLIAM             543813                       $712.80                  02/01/1998             180
  600125425     ALKEMA,STEVEN,CODY         543823                     $1,146.26                  02/01/1998             180
  600125428     MANGUM,DARIN,SHANNON       543841                       $718.74                  02/01/1998             180
  600125429     STARNICK,DIANE             543856                     $1,003.43         2        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125395     DEBOW,LAWRENCE                                                                                $224,000.00    N
  600125398     BURR/BURR,ANDREA/ROBERT                                                                       $180,000.00    N
  600125404     JOHNSON,LARRY,VALERIE                                                                         $170,000.00    N
  600125405     TAYLOR/JOHNSON,MARK/JAMES                                                                     $293,000.00    N
  600125409     BASTIAN,LEWIS,GERALDINE                                                                       $182,000.00    N
  600125410     STONEMAN,DON,RAQUEL                                                                           $105,000.00    N
  600125411     MCWHORTER,CAROL                                                                               $260,000.00    N
  600125412     SWAN,THOMAS,BONNIE                                                                            $113,000.00    N
  600125415     CHRISTENSEN,ALLAN,DANIELL                                                                     $155,000.00    N
  600125419     GONZALEZ,DAVID,TERRI                                                                           $74,000.00    N
  600125420     BERGER,WILLIAM                                                                                $120,000.00    N
  600125425     ALKEMA,STEVEN,CODY                                                                            $250,000.00    N
  600125428     MANGUM,DARIN,SHANNON                                                                          $121,000.00    N
  600125429     STARNICK,DIANE                                                                                $145,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125430     BRODE,JEFFREY,KAREN        104 PINE PLACE             GYPSUM             CO     81637      $173,106.20
  600125431     SHUMINSKY,SHERYL           7367 GLACIER VIEW ROAD     LONGMONT           CO     80503      $128,721.42
  600125433     CHAPMAN,GERALDINE          1303 NORTH COUNTY ROAD #2  LOVELAND           CO     80537      $156,666.11
  600125434     HINGORANI,NAND, ANJU       7842 WEST OXFORD CIRCLE    LAKEWOOD           CO     80235      $206,742.22
  600125435     SZAREK,VALERIE             510 SUNSET DRIVE           LOUISVILLE         CO     80027      $101,227.07
  600125436     MEYER,DEBORAH              229 & 223 CHEROKEE STREET  DENVER             CO     80223       $66,334.01
  600125437     RENLUND,STEVE, JOANN       10070 TELLURIDE STREET     LITTLETON          CO     80125      $115,843.80
  600125439     STAVREV,SVETOSLAV/TSVET    15850 NORTHWEST ENERGIA S  PORTLAND           OR     97229      $137,659.89
  600125442     NAEGELI/BENSON,GLEN/SARAH  88756 KNIGHT ROAD          VENETA             OR     97487      $136,620.41
  600125443     LANGSTON,JAMES ERICK       526 NORTHEAST QUIMBY AVEN  BEND               OR     97701       $50,153.22
  600125444     PHILLIPS,RRL KENT          31915 NORTHWEST WASCOE     NORTH PLAINS       OR     97133      $121,330.16
  600125445     SMITH,ARMAND L.,DOLOR      17755 TOPFLITE LANE        SUNRIVER           OR     97707      $219,718.46
  600125449     GALLAWAY,MIKE,MOLLIE       85687 PINE GROVE ROAD      EUGENE             OR     97405      $119,838.42
  600125452     WARNER,LISA M.             2001 WEST 5400 SOUTH       TAYLORSVILLE       UT     84118      $102,668.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125430     BRODE,JEFFREY,KAREN          8.875      .250    8.625     .0400     8.585     11/01/2012
  600125431     SHUMINSKY,SHERYL             8.125      .250    7.875     .0400     7.835     11/01/2012
  600125433     CHAPMAN,GERALDINE            7.875      .250    7.625     .0400     7.585     11/01/2012
  600125434     HINGORANI,NAND, ANJU         7.750      .250    7.500     .0400     7.460     12/01/2012
  600125435     SZAREK,VALERIE               8.375      .250    8.125     .0400     8.085     11/01/2012
  600125436     MEYER,DEBORAH                8.750      .250    8.500     .0400     8.460     11/01/2012
  600125437     RENLUND,STEVE, JOANN         8.000      .250    7.750     .0400     7.710     12/01/2012
  600125439     STAVREV,SVETOSLAV/TSVET      8.125      .250    7.875     .0400     7.835     01/01/2013
  600125442     NAEGELI/BENSON,GLEN/SARAH    8.125      .250    7.875     .0400     7.835     12/01/2012
  600125443     LANGSTON,JAMES ERICK         8.250      .250    8.000     .0400     7.960     11/01/2012
  600125444     PHILLIPS,RRL KENT            8.750      .250    8.500     .0400     8.460     01/01/2013
  600125445     SMITH,ARMAND L.,DOLOR        8.250      .250    8.000     .0400     7.960     12/01/2012
  600125449     GALLAWAY,MIKE,MOLLIE         8.000      .250    7.750     .0400     7.710     12/01/2012
  600125452     WARNER,LISA M.               8.250      .250    8.000     .0400     7.960     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125430     BRODE,JEFFREY,KAREN        543860                     $1,379.65         2        02/01/1998             180
  600125431     SHUMINSKY,SHERYL           543871                       $957.82                  02/01/1998             180
  600125433     CHAPMAN,GERALDINE          543875                     $1,141.98                  02/01/1998             180
  600125434     HINGORANI,NAND, ANJU       543877                     $1,976.68                  02/01/1998             180
  600125435     SZAREK,VALERIE             543878                       $772.23                  02/01/1998             180
  600125436     MEYER,DEBORAH              543879                       $523.16                  02/01/1998             180
  600125437     RENLUND,STEVE, JOANN       543881                       $851.17                  02/01/1998             180
  600125439     STAVREV,SVETOSLAV/TSVET    543966                     $1,022.79                  02/01/1998             180
  600125442     NAEGELI/BENSON,GLEN/SARAH  544188                     $1,015.74                  02/01/1998             180
  600125443     LANGSTON,JAMES ERICK       544193                       $377.51                  02/01/1998             180
  600125444     PHILLIPS,RRL KENT          544206                       $955.05                  02/01/1998             180
  600125445     SMITH,ARMAND L.,DOLOR      544237                     $1,652.79                  02/01/1998             180
  600125449     GALLAWAY,MIKE,MOLLIE       544317                       $880.52                  02/01/1998             180
  600125452     WARNER,LISA M.             544323                       $772.30                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125430     BRODE,JEFFREY,KAREN                                                                           $182,538.00    N
  600125431     SHUMINSKY,SHERYL                                                                              $192,000.00    N
  600125433     CHAPMAN,GERALDINE                                                                             $210,000.00    N
  600125434     HINGORANI,NAND, ANJU                                                                          $406,000.00    N
  600125435     SZAREK,VALERIE                                                                                $127,000.00    N
  600125436     MEYER,DEBORAH                                                                                  $85,000.00    N
  600125437     RENLUND,STEVE, JOANN                                                                          $145,000.00    N
  600125439     STAVREV,SVETOSLAV/TSVET                                                                       $172,198.00    N
  600125442     NAEGELI/BENSON,GLEN/SARAH                                                                     $171,000.00    N
  600125443     LANGSTON,JAMES ERICK                                                                           $67,000.00    N
  600125444     PHILLIPS,RRL KENT                                                                             $151,750.00    N
  600125445     SMITH,ARMAND L.,DOLOR                                                                         $275,000.00    N
  600125449     GALLAWAY,MIKE,MOLLIE                                                                          $205,000.00    N
  600125452     WARNER,LISA M.                                                                                $128,500.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125453     YOKOM,STEVEN LEE,KARE      1854 RAINTREE DRIVE        BOISE              ID     83712      $111,037.84
  600125458     BREAZEALE,GEORGE           14065 SOUTHEAST 124TH AVE  CLACKAMAS          OR     97015      $108,841.70
  600125460     MCGEE,LYNDEN,SANDRA        1304 NORTHWEST 86TH STREE  VANCOUVER          WA     98665      $165,644.31
  600125462     ABBOUD,RANDA               1215 SOUTHEAST 21ST CIRCL  TROUTDALE          OR     97060       $98,377.51
  600125467     JOLLY,PATRICIA             18785 SOUTHWEST ALDERWOOD  BEAVERTON          OR     97006      $193,264.71
  600125468     DUGGER,LINDA               28390 SOUTHWEST WAGNER ST  WILSONVILLE        OR     97070      $135,085.54
  600125469     VOORHIES,GARY L.,DIANA L   91250 BLUE RIVER ROAD      BLUE RIVER         OR     97413       $49,845.97
  600125470     EVANS,STEVENS A.,DIAN      31100 NORTHWEST MILNE STR  HILLSBORO          OR     97124       $84,941.50
  600125476     HANDRIS,EDWARD,TERESA      4451 MAPLETON DRIVE        WEST LINN          OR     97068      $127,907.35
  600125485     RIM,SEUNG SOO,DEBOR        10811 SOUTHEAST REX STREE  PORTLAND           OR     97266      $163,887.14
  600125488     KROSTAG,MICHAEL A          2173 & 2175 2ND STREET     SPRINGFIELD        OR     97477      $100,744.94
  600125491     LEE,SN HEE/JIN HYUN        14863 NORTHWEST DEERFOOT   PORTLAND           OR     97229      $145,802.11
  600125496     YAW JR.,STEPHEN P.,PENN    12270 SOUTHEAST BLAINE DR  CLACKAMAS          OR     97015      $147,905.63
  600125499     BOSNAR,TONY,VINKO          6303 SOUTHEAST 84TH PLACE  PORTLAND           OR     97266       $90,948.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125453     YOKOM,STEVEN LEE,KARE        7.750      .250    7.500     .0400     7.460     12/01/2012
  600125458     BREAZEALE,GEORGE             7.625      .250    7.375     .0400     7.335     12/01/2012
  600125460     MCGEE,LYNDEN,SANDRA          8.250      .250    8.000     .0400     7.960     01/01/2013
  600125462     ABBOUD,RANDA                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125467     JOLLY,PATRICIA               8.500      .250    8.250     .0400     8.210     12/01/2012
  600125468     DUGGER,LINDA                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125469     VOORHIES,GARY L.,DIANA L     7.625      .250    7.375     .0400     7.335     01/01/2013
  600125470     EVANS,STEVENS A.,DIAN        7.875      .250    7.625     .0400     7.585     01/01/2013
  600125476     HANDRIS,EDWARD,TERESA        7.625      .250    7.375     .0400     7.335     01/01/2013
  600125485     RIM,SEUNG SOO,DEBOR          7.875      .250    7.625     .0400     7.585     01/01/2013
  600125488     KROSTAG,MICHAEL A            9.000      .250    8.750     .0400     8.710     01/01/2013
  600125491     LEE,SN HEE/JIN HYUN          8.000      .250    7.750     .0400     7.710     01/01/2013
  600125496     YAW JR.,STEPHEN P.,PENN      8.250      .250    8.000     .0400     7.960     01/01/2013
  600125499     BOSNAR,TONY,VINKO            8.875      .250    8.625     .0400     8.585     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125453     YOKOM,STEVEN LEE,KARE      544326                     $1,051.41         2        02/01/1998             180
  600125458     BREAZEALE,GEORGE           544375                       $771.50                  02/01/1998             180
  600125460     MCGEE,LYNDEN,SANDRA        544394                     $1,245.22                  02/01/1998             180
  600125462     ABBOUD,RANDA               544409                       $761.22                  02/01/1998             180
  600125467     JOLLY,PATRICIA             544460                     $1,487.85                  02/01/1998             180
  600125468     DUGGER,LINDA               544464                     $1,039.96                  02/01/1998             180
  600125469     VOORHIES,GARY L.,DIANA L   544475                       $353.90                  02/01/1998             180
  600125470     EVANS,STEVENS A.,DIAN      544476                       $616.31                  02/01/1998             180
  600125476     HANDRIS,EDWARD,TERESA      544510                       $905.98                  02/01/1998             180
  600125485     RIM,SEUNG SOO,DEBOR        544573                     $1,189.11                  02/01/1998             180
  600125488     KROSTAG,MICHAEL A          544600                       $811.06        12        02/01/1998             180
  600125491     LEE,SN HEE/JIN HYUN        544614                     $1,070.56                  02/01/1998             180
  600125496     YAW JR.,STEPHEN P.,PENN    544645                     $1,111.87                  02/01/1998             180
  600125499     BOSNAR,TONY,VINKO          544695                       $724.04                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125453     YOKOM,STEVEN LEE,KARE                                                                         $132,000.00    N
  600125458     BREAZEALE,GEORGE                                                                              $209,000.00    N
  600125460     MCGEE,LYNDEN,SANDRA                                                                           $195,000.00    N
  600125462     ABBOUD,RANDA                                                                                  $132,000.00    N
  600125467     JOLLY,PATRICIA                                                                                $258,000.00    N
  600125468     DUGGER,LINDA                                                                                  $193,250.00    N
  600125469     VOORHIES,GARY L.,DIANA L                                                                      $205,000.00    N
  600125470     EVANS,STEVENS A.,DIAN                                                                         $186,000.00    N
  600125476     HANDRIS,EDWARD,TERESA                                                                         $160,000.00    N
  600125485     RIM,SEUNG SOO,DEBOR                                                                           $205,000.00    N
  600125488     KROSTAG,MICHAEL A                                                                             $112,000.00    N
  600125491     LEE,SN HEE/JIN HYUN                                                                           $185,000.00    N
  600125496     YAW JR.,STEPHEN P.,PENN                                                                       $220,000.00    N
  600125499     BOSNAR,TONY,VINKO                                                                             $130,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125502     TIEMAN,MICHAEL,NANCY       4113 NORTHWEST 14TH AVENU  CAMAS              WA     98607      $181,924.71
  600125516     WEVER,MARK, DONNA          23211 EAST SANDY AVENUE    RHODODENDRON       OR     97049      $190,265.62
  600125519     RUTH,GARY,JUDITH           847-849 NORTHEAST HACIEND  GRESHAM            OR     97030      $124,326.56
  600125521     WALSH/WALSH,PATRICIA/MURI  5725 NORTHEAST 32ND AVENU  PORTLAND           OR     97211       $87,950.66
  600125525     DARQUEA,CHARLES,PATRICI    2928 EAST BELVEDERE ROAD   ANAHEIM            CA     92806      $174,376.19
  600125533     OH,JONG                    33215 SANDPIPER PLACE      FREMONT            CA     94555      $214,518.03
  600125538     WALSH,JUSTINA              3010 EAST LAKE COURT       MARINA             CA     93933      $115,776.56
  600125539     GOLESTANI,NASSER,MAHBOUB   938 BUCKEYE DRIVE          SUNNYVALE          CA     94086      $192,899.59
  600125543     HANKS,JEFFREY,THERI        490 MOUNT HOWELL ROAD      COLFAX             CA     95713      $112,352.32
  600125545     HANLON,THOMAS,CYNTHIA      812 MILLS AVENUE           SAN BRUNO          CA     94066      $183,663.22
  600125552     BUSH,RODERICK,MAUREE       1214 AND 1216 SOUTH CITRU  LOS ANGELES        CA     90019      $179,896.44
  600125555     D'AGOSTINO,JOHN            838 NORTH DOHENY DRIVE     WEST HOLLYWOOD     CA     90069      $151,819.87
  600125566     BARTON,ANN                 1614 HANNALEI DRIVE        VISTA              CA     92083      $104,169.88
  600125569     SABOUR,SAID,ZAHRA          908 CAYO GRANDE COURT      THOUSAND OAKS      CA     91320      $210,757.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125502     TIEMAN,MICHAEL,NANCY         7.875      .250    7.625     .0400     7.585     01/01/2013
  600125516     WEVER,MARK, DONNA            7.750      .250    7.500     .0400     7.460     01/01/2013
  600125519     RUTH,GARY,JUDITH             8.625      .250    8.375     .0400     8.335     01/01/2013
  600125521     WALSH/WALSH,PATRICIA/MURI    8.875      .250    8.625     .0400     8.585     01/01/2013
  600125525     DARQUEA,CHARLES,PATRICI      8.000      .250    7.750     .0400     7.710     12/01/2012
  600125533     OH,JONG                      8.125      .250    7.875     .0400     7.835     12/01/2012
  600125538     WALSH,JUSTINA                8.250      .250    8.000     .0400     7.960     11/01/2012
  600125539     GOLESTANI,NASSER,MAHBOUB     8.250      .250    8.000     .0400     7.960     12/01/2012
  600125543     HANKS,JEFFREY,THERI          8.125      .250    7.875     .0400     7.835     12/01/2012
  600125545     HANLON,THOMAS,CYNTHIA        8.500      .250    8.250     .0400     8.210     11/01/2012
  600125552     BUSH,RODERICK,MAUREE         8.750      .250    8.500     .0400     8.460     01/01/2013
  600125555     D'AGOSTINO,JOHN              8.625      .250    8.375     .0400     8.335     12/01/2012
  600125566     BARTON,ANN                   8.375      .250    8.125     .0400     8.085     12/01/2012
  600125569     SABOUR,SAID,ZAHRA            7.875      .250    7.625     .0400     7.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125502     TIEMAN,MICHAEL,NANCY       544712                     $1,319.99                  02/01/1998             180
  600125516     WEVER,MARK, DONNA          544785                     $1,364.05                  02/01/1998             180
  600125519     RUTH,GARY,JUDITH           544832                       $967.57                  02/01/1998             180
  600125521     WALSH/WALSH,PATRICIA/MURI  544842                       $700.17                  02/01/1998             180
  600125525     DARQUEA,CHARLES,PATRICI    545340                     $1,284.82                  02/01/1998             180
  600125533     OH,JONG                    546107                     $1,594.88                  02/01/1998             180
  600125538     WALSH,JUSTINA              546547                       $871.47                  02/01/1998             180
  600125539     GOLESTANI,NASSER,MAHBOUB   546697                     $1,882.07                  02/01/1998             180
  600125543     HANKS,JEFFREY,THERI        546760                       $835.31                  02/01/1998             180
  600125545     HANLON,THOMAS,CYNTHIA      546787                     $1,414.80                  02/01/1998             180
  600125552     BUSH,RODERICK,MAUREE       547824                     $1,416.06                  02/01/1998             180
  600125555     D'AGOSTINO,JOHN            548056                     $1,182.24                  02/01/1998             180
  600125566     BARTON,ANN                 548305                       $792.76                  02/01/1998             180
  600125569     SABOUR,SAID,ZAHRA          548331                     $2,010.71                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125502     TIEMAN,MICHAEL,NANCY                                                                          $241,086.00    N
  600125516     WEVER,MARK, DONNA                                                                             $238,000.00    N
  600125519     RUTH,GARY,JUDITH                                                                              $155,500.00    N
  600125521     WALSH/WALSH,PATRICIA/MURI                                                                     $110,000.00    N
  600125525     DARQUEA,CHARLES,PATRICI                                                                       $218,888.00    N
  600125533     OH,JONG                                                                                       $268,500.00    N
  600125538     WALSH,JUSTINA                                                                                 $145,000.00    N
  600125539     GOLESTANI,NASSER,MAHBOUB                                                                      $420,000.00    N
  600125543     HANKS,JEFFREY,THERI                                                                           $150,000.00    N
  600125545     HANLON,THOMAS,CYNTHIA                                                                         $230,000.00    N
  600125552     BUSH,RODERICK,MAUREE                                                                          $225,000.00    N
  600125555     D'AGOSTINO,JOHN                                                                               $190,000.00    N
  600125566     BARTON,ANN                                                                                    $149,000.00    N
  600125569     SABOUR,SAID,ZAHRA                                                                             $270,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125572     CHENG,KEN,TERRY            560 HERMOSA VISTA STREET   MONTEREY PARK      CA     91754      $201,226.28
  600125573     MARTENS,NORVEL,JOANN       40189 LAKEVIEW DRIVE       BIG BEAR LAKE      CA     92315      $220,224.94
  600125574     ELLINGTON/ANDER,RICK/DEBR  2315 AND 2317 EBERS STREE  SAN DIEGO          CA     92107       $92,820.91
  600125575     NGUYEN/NGUYEN,KHAI/HUONG   13391 SPARREN AVEUNE       SAN DIEGO          CA     92129      $143,174.11
  600125578     BREWER/MCMILLEN,AUGUSTUS/  2139 CAMBRIDGE AVENUE      ENCINITAS          CA     92007      $168,899.62
  600125581     RODDY,GLENDA               433 EAST FAIRWAY BOULEVAR  BIG BEAR CITY      CA     92314      $104,812.68
  600125583     DANG,CHUONG                11375 GOLDENTOP DRIVE      LAKESIDE           CA     92040      $165,275.27
  600125584     KLICKA,TERRI               8766 PINE CREEK ROAD       PINE VALLEY        CA     91962      $129,262.99
  600125585     TERKEL,MIKE,BEATRIZ        17730 BELLECHASE CIRCLE    SAN DIEGO          CA     92128      $212,453.69
  600125587     FEZER,LARRY                3886 MARTHA STREET         SAN DIEGO          CA     92117      $127,235.04
  600125590     GARMONE,EDWARD,GERALDIN    1605 MOUNTAIN BREEZE COUR  LAS VEGAS          NV     89128      $128,675.89
  600125593     GREEN,GLADYS               1242 VIA APUESTO           SAN MARCOS         CA     92069      $134,827.24
  600125596     DOLAN,MICHAEL              43745 WOLF ROAD            BIG BEAR LAKE      CA     92315      $179,179.69
  600125597     KAZEMIAN/KHORRA,SHAHROKH/  8745 RIDEABOUT LANE        SAN DIEGO          CA     92129      $175,428.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125572     CHENG,KEN,TERRY              8.000      .250    7.750     .0400     7.710     12/01/2012
  600125573     MARTENS,NORVEL,JOANN         8.375      .250    8.125     .0400     8.085     12/01/2012
  600125574     ELLINGTON/ANDER,RICK/DEBR    8.875      .250    8.625     .0400     8.585     11/01/2012
  600125575     NGUYEN/NGUYEN,KHAI/HUONG     8.125      .250    7.875     .0400     7.835     12/01/2012
  600125578     BREWER/MCMILLEN,AUGUSTUS/    8.625      .250    8.375     .0400     8.335     12/01/2012
  600125581     RODDY,GLENDA                 8.625      .250    8.375     .0400     8.335     11/01/2012
  600125583     DANG,CHUONG                  7.875      .250    7.625     .0400     7.585     12/01/2012
  600125584     KLICKA,TERRI                 8.500      .250    8.250     .0400     8.210     11/01/2012
  600125585     TERKEL,MIKE,BEATRIZ          7.875      .250    7.625     .0400     7.585     01/01/2013
  600125587     FEZER,LARRY                  7.875      .250    7.625     .0400     7.585     11/01/2012
  600125590     GARMONE,EDWARD,GERALDIN      8.750      .250    8.500     .0400     8.460     11/01/2012
  600125593     GREEN,GLADYS                 8.250      .250    8.000     .0400     7.960     12/01/2012
  600125596     DOLAN,MICHAEL                8.000      .250    7.750     .0400     7.710     01/01/2013
  600125597     KAZEMIAN/KHORRA,SHAHROKH/    8.500      .250    8.250     .0400     8.210     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125572     CHENG,KEN,TERRY            548380                     $1,934.24                  02/01/1998             180
  600125573     MARTENS,NORVEL,JOANN       548474                     $1,675.96                  02/01/1998             180
  600125574     ELLINGTON/ANDER,RICK/DEBR  548497                       $740.75                  02/01/1998             180
  600125575     NGUYEN/NGUYEN,KHAI/HUONG   548517                     $1,386.55                  02/01/1998             180
  600125578     BREWER/MCMILLEN,AUGUSTUS/  548622                     $1,315.24                  02/01/1998             180
  600125581     RODDY,GLENDA               548799                       $816.68                  02/01/1998             180
  600125583     DANG,CHUONG                548834                     $1,768.86                  02/01/1998             180
  600125584     KLICKA,TERRI               548835                       $995.74                  02/01/1998             180
  600125585     TERKEL,MIKE,BEATRIZ        548862                     $1,541.50                  02/01/1998             180
  600125587     FEZER,LARRY                548913                       $924.46                  02/01/1998             180
  600125590     GARMONE,EDWARD,GERALDIN    548966                     $1,014.06         2        02/01/1998             180
  600125593     GREEN,GLADYS               549030                     $1,014.21                  02/01/1998             180
  600125596     DOLAN,MICHAEL              549068                     $1,315.64                  02/01/1998             180
  600125597     KAZEMIAN/KHORRA,SHAHROKH/  549160                     $1,351.37         2        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125572     CHENG,KEN,TERRY                                                                               $269,900.00    N
  600125573     MARTENS,NORVEL,JOANN                                                                          $315,000.00    N
  600125574     ELLINGTON/ANDER,RICK/DEBR                                                                     $133,000.00    N
  600125575     NGUYEN/NGUYEN,KHAI/HUONG                                                                      $192,000.00    N
  600125578     BREWER/MCMILLEN,AUGUSTUS/                                                                     $211,400.00    N
  600125581     RODDY,GLENDA                                                                                  $155,000.00    N
  600125583     DANG,CHUONG                                                                                   $248,985.00    N
  600125584     KLICKA,TERRI                                                                                  $185,000.00    N
  600125585     TERKEL,MIKE,BEATRIZ                                                                           $306,000.00    N
  600125587     FEZER,LARRY                                                                                   $160,000.00    N
  600125590     GARMONE,EDWARD,GERALDIN                                                                       $143,315.00    N
  600125593     GREEN,GLADYS                                                                                  $228,000.00    N
  600125596     DOLAN,MICHAEL                                                                                 $239,100.00    N
  600125597     KAZEMIAN/KHORRA,SHAHROKH/                                                                     $185,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125599     MAGHADDAM,ALI,FLORA        6144 CAMINITO BAEZA        SAN DIEGO          CA     92122       $82,345.08
  600125601     BLAISDELL,DIANE            9658 CAMINITO DEL VIDA     SAN DIEGO          CA     92121       $95,792.22
  600125603     CHOMINSKI,PAUL,MARTA       17433 GIBRALTAR COURT      SAN DIEGO          CA     92128      $207,840.40
  600125604     NGUYEN,TONY,LISA           14504 VINTAGE DRIVE        SAN DIEGO          CA     92129      $193,222.18
  600125606     UYEHARA,TAMIKO             14941 WHITES CANYON WAY    SILVERADO CANYO    CA     92676      $184,257.80
  600125608     COHN/MCARTHUR,JEANNE/CHRI  793 CIENEGA ROAD           BIG BEAR LAKE      CA     92315       $61,924.61
  600125609     SEVERSON,ROBERT,YUKO       66 TAMARINDO WAY           CHULA VISTA        CA     91911       $94,713.64
  600125611     VAN DAELE,MARK             3366 DEL MARINO STREET     LAS VEGAS          NV     89121      $129,008.39
  600125612     CRUZ,KATHRYN,THOMAS        9184 RENATO STREET         SAN DIEGO          CA     92129      $219,992.14
  600125613     RULLMAN,DONALD,TERRILL     4516 EVERETT STREET        WEST RICHLAND      WA     99353      $112,459.24
  600125614     KIMBALL,JOEL, CHRISTINE    204 SOUTH LINDSEY STREET   TEKOA              WA     99033       $48,914.82
  600125615     GYULNAZARIAN,VLADIMIR,TAM  13650 99TH AVENUE NORTHEA  KIRKLAND           WA     98034      $153,299.33
  600125616     ALLEN,MICHAEL J.           3922 NORTH MAGNOLIA STREE  SPOKANE            WA     99207       $55,902.64
  600125617     TAUBMAN,LAWRENCE N         720 QUEEN ANNE AVENUE NOR  SEATTLE            WA     98109      $139,017.26


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125599     MAGHADDAM,ALI,FLORA          8.375      .250    8.125     .0400     8.085     11/01/2012
  600125601     BLAISDELL,DIANE              7.625      .250    7.375     .0400     7.335     12/01/2012
  600125603     CHOMINSKI,PAUL,MARTA         8.375      .250    8.125     .0400     8.085     12/01/2012
  600125604     NGUYEN,TONY,LISA             7.500      .250    7.250     .0400     7.210     11/01/2012
  600125606     UYEHARA,TAMIKO               8.125      .250    7.875     .0400     7.835     12/01/2012
  600125608     COHN/MCARTHUR,JEANNE/CHRI    8.500      .250    8.250     .0400     8.210     12/01/2012
  600125609     SEVERSON,ROBERT,YUKO         8.500      .250    8.250     .0400     8.210     12/01/2012
  600125611     VAN DAELE,MARK               9.000      .250    8.750     .0400     8.710     12/01/2012
  600125612     CRUZ,KATHRYN,THOMAS          8.000      .250    7.750     .0400     7.710     12/01/2012
  600125613     RULLMAN,DONALD,TERRILL       8.375      .250    8.125     .0400     8.085     12/01/2012
  600125614     KIMBALL,JOEL, CHRISTINE      8.750      .250    8.500     .0400     8.460     11/01/2012
  600125615     GYULNAZARIAN,VLADIMIR,TAM    8.500      .250    8.250     .0400     8.210     11/01/2012
  600125616     ALLEN,MICHAEL J.             8.750      .250    8.500     .0400     8.460     11/01/2012
  600125617     TAUBMAN,LAWRENCE N           8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125599     MAGHADDAM,ALI,FLORA        549189                       $627.06                  02/01/1998             180
  600125601     BLAISDELL,DIANE            549201                       $679.48                  02/01/1998             180
  600125603     CHOMINSKI,PAUL,MARTA       549212                     $1,581.71                  02/01/1998             180
  600125604     NGUYEN,TONY,LISA           549219                     $1,807.67                  02/01/1998             180
  600125606     UYEHARA,TAMIKO             549257                     $1,369.91         2        02/01/1998             180
  600125608     COHN/MCARTHUR,JEANNE/CHRI  549335                       $476.73                  02/01/1998             180
  600125609     SEVERSON,ROBERT,YUKO       549360                       $732.01                  02/01/1998             180
  600125611     VAN DAELE,MARK             549382                     $1,039.17         2        02/01/1998             180
  600125612     CRUZ,KATHRYN,THOMAS        549385                     $2,114.86         7        02/01/1998             180
  600125613     RULLMAN,DONALD,TERRILL     549410                     $1,110.36                  02/01/1998             180
  600125614     KIMBALL,JOEL, CHRISTINE    549416                       $385.48                  02/01/1998             180
  600125615     GYULNAZARIAN,VLADIMIR,TAM  549421                     $1,182.97                  02/01/1998             180
  600125616     ALLEN,MICHAEL J.           549435                       $440.55                  02/01/1998             180
  600125617     TAUBMAN,LAWRENCE N         549439                     $1,033.56                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125599     MAGHADDAM,ALI,FLORA                                                                           $110,000.00    N
  600125601     BLAISDELL,DIANE                                                                               $125,000.00    N
  600125603     CHOMINSKI,PAUL,MARTA                                                                          $277,500.00    N
  600125604     NGUYEN,TONY,LISA                                                                              $270,000.00    N
  600125606     UYEHARA,TAMIKO                                                                                $205,000.00    N
  600125608     COHN/MCARTHUR,JEANNE/CHRI                                                                      $77,500.00    N
  600125609     SEVERSON,ROBERT,YUKO                                                                          $119,000.00    N
  600125611     VAN DAELE,MARK                                                                                $135,980.00    N
  600125612     CRUZ,KATHRYN,THOMAS                                                                           $234,000.00    N
  600125613     RULLMAN,DONALD,TERRILL                                                                        $142,000.00    N
  600125614     KIMBALL,JOEL, CHRISTINE                                                                        $70,000.00    N
  600125615     GYULNAZARIAN,VLADIMIR,TAM                                                                     $181,000.00    N
  600125616     ALLEN,MICHAEL J.                                                                               $80,000.00    N
  600125617     TAUBMAN,LAWRENCE N                                                                            $174,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125618     MATTHEWS,JOSEPHINE,RICHA   411 WIND SAND LANE         GRAYLAND           WA     98547      $209,684.02
  600125619     MYRSTOL,ROBERTA            #37 SHY ROAD               WILSALL            MT     59086       $59,895.68
  600125620     SANDE,ALLAN ARTHUR         1307 BONANZA WAY           BELLINGHAM         WA     98226      $121,294.59
  600125623     WADE,ROBERT,KELLY          19505 NORTHEAST 185TH STR  WOODINVILLE        WA     98072      $142,667.20
  600125625     RIDDLE,MICHAEL,SUSAN       418 EAST CEDAR LANE ROAD   PRIEST RIVER       ID     83856      $135,821.24
  600125627     LINKE,SIEGFRIED            5155 WEST TROPICANA AVENU  LAS VEGAS          NV     89103       $78,350.01
  600125628     KLITZMAN,JACK M            7 HIGHLAND DRIVE           SEATTLE            WA     98109      $159,789.95
  600125629     FISHER,DONALD J            15515 MEADOW ROAD          LYNNWOOD           WA     98037       $73,358.43
  600125630     MITCHELL,CATHERINE,CHARL   213 SYDNEY AVENUE NORTH    NORTH BEND         WA     98045      $149,583.50
  600125632     FONTANINI,DOUGLAS R        40 EAST COUGAR LANE SOUTH  SHELTON            WA     98584      $167,692.52
  600125633     KIM,YONG,HYE               9712 NORTHEAST 130TH COUR  VANCOUVER          WA     98682      $104,145.25
  600125634     HULETT/TOUTANT,DAVID,SHIR  5601 CHINOOK DRIVE NORTHE  TACOMA             WA     98422      $219,425.93
  600125635     GOLLINS,HARVEY             4803 110TH AVENUE COURT E  PUYALLUP           WA     98372      $108,301.42
  600125636     GOLLINS,HARVEY             4807 110TH AVENUE COURT E  PUYALLUP           WA     98372      $108,301.42


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125618     MATTHEWS,JOSEPHINE,RICHA     8.625      .250    8.375     .0400     8.335     12/01/2012
  600125619     MYRSTOL,ROBERTA              8.750      .250    8.500     .0400     8.460     11/01/2012
  600125620     SANDE,ALLAN ARTHUR           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125623     WADE,ROBERT,KELLY            8.250      .250    8.000     .0400     7.960     12/01/2012
  600125625     RIDDLE,MICHAEL,SUSAN         8.125      .250    7.875     .0400     7.835     12/01/2012
  600125627     LINKE,SIEGFRIED              8.250      .250    8.000     .0400     7.960     01/01/2013
  600125628     KLITZMAN,JACK M              8.125      .250    7.875     .0400     7.835     12/01/2012
  600125629     FISHER,DONALD J              8.250      .250    8.000     .0400     7.960     11/01/2012
  600125630     MITCHELL,CATHERINE,CHARL     7.875      .250    7.625     .0400     7.585     12/01/2012
  600125632     FONTANINI,DOUGLAS R          8.500      .250    8.250     .0400     8.210     11/01/2012
  600125633     KIM,YONG,HYE                 8.000      .250    7.750     .0400     7.710     11/01/2012
  600125634     HULETT/TOUTANT,DAVID,SHIR    8.375      .250    8.125     .0400     8.085     12/01/2012
  600125635     GOLLINS,HARVEY               8.500      .250    8.250     .0400     8.210     11/01/2012
  600125636     GOLLINS,HARVEY               8.500      .250    8.250     .0400     8.210     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125618     MATTHEWS,JOSEPHINE,RICHA   549441                     $1,633.36                  02/01/1998             180
  600125619     MYRSTOL,ROBERTA            549476                       $472.02                  02/01/1998             180
  600125620     SANDE,ALLAN ARTHUR         549479                       $912.41                  02/01/1998             180
  600125623     WADE,ROBERT,KELLY          549504                     $1,073.18                  02/01/1998             180
  600125625     RIDDLE,MICHAEL,SUSAN       549517                     $1,009.80                  02/01/1998             180
  600125627     LINKE,SIEGFRIED            549585                       $588.99                  02/01/1998             180
  600125628     KLITZMAN,JACK M            549588                     $1,188.00                  02/01/1998             180
  600125629     FISHER,DONALD J            549626                       $552.18                  02/01/1998             180
  600125630     MITCHELL,CATHERINE,CHARL   549648                     $1,087.60                  02/01/1998             180
  600125632     FONTANINI,DOUGLAS R        549651                     $1,291.77                  02/01/1998             180
  600125633     KIM,YONG,HYE               549672                     $1,023.50                  02/01/1998             180
  600125634     HULETT/TOUTANT,DAVID,SHIR  549673                     $1,669.88                  02/01/1998             180
  600125635     GOLLINS,HARVEY             549678                       $834.27                  02/01/1998             180
  600125636     GOLLINS,HARVEY             549679                       $834.27                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125618     MATTHEWS,JOSEPHINE,RICHA                                                                      $300,000.00    N
  600125619     MYRSTOL,ROBERTA                                                                                $80,000.00    N
  600125620     SANDE,ALLAN ARTHUR                                                                            $173,500.00    N
  600125623     WADE,ROBERT,KELLY                                                                             $178,600.00    N
  600125625     RIDDLE,MICHAEL,SUSAN                                                                          $170,000.00    N
  600125627     LINKE,SIEGFRIED                                                                                $98,000.00    N
  600125628     KLITZMAN,JACK M                                                                               $200,000.00    N
  600125629     FISHER,DONALD J                                                                               $105,000.00    N
  600125630     MITCHELL,CATHERINE,CHARL                                                                      $235,000.00    N
  600125632     FONTANINI,DOUGLAS R                                                                           $210,000.00    N
  600125633     KIM,YONG,HYE                                                                                  $153,000.00    N
  600125634     HULETT/TOUTANT,DAVID,SHIR                                                                     $292,950.00    N
  600125635     GOLLINS,HARVEY                                                                                $155,000.00    N
  600125636     GOLLINS,HARVEY                                                                                $155,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125639     GRANRYD,LINNEA M.          8517 5TH AVENUE NORTHEAST  SEATTLE            WA     98115      $142,258.58
  600125643     BABADZHANOV,IOSIF, ANNA    13129 NORTHEAST 109TH PLA  KIRKLAND           WA     98033      $183,547.83
  600125646     EMERICK/BAKER,LESLIE,DOUG  526 EASTMONT AVENUE        EAST WENATCHEE     WA     98802      $122,508.88
  600125648     NAVRATIL,JIM, PAMELA       16862 NORTHEAST 18TH STRE  BELLEVUE           WA     98008      $179,792.12
  600125649     CARLOUS,RAYMOND, JULIE     9718 NORTH EAST 198TH STR  BOTHELL            WA     98011      $189,750.60
  600125650     WYLIE,LESLIE               123 VELTRI DRIVE           PRIEST RIVER       ID     83856      $116,930.93
  600125653     LUCAS/LUCAS,STEFAN/ KEVIN  6012 129TH AVENUE SOUTHEA  BELLEVUE           WA     98006      $207,485.60
  600125659     GOMEZ,FABIAN               3302 - 3308 MORRISON ROAD  UNIVERSITY PLAC    WA     98466      $251,652.02
  600125660     MEEKINS,JEAN               4725 176TH STREET SOUTH W  LYNNWOOD           WA     98037       $41,199.84
  600125664     FRENZEL,CLARA E.           1403 SOUTH 31ST AVENUE     YAKIMA             WA     98902       $47,967.79
  600125665     MOZES,KATHY                14522 54TH AVENUE SOUTHEA  EVERETT            WA     98208      $187,388.88
  600125666     DRESEN,SHANE, KATHY        4201 HARBOR VIEW DRIVE     POST FALLS         ID     83854      $156,989.12
  600125673     STEIN,GREGORY,SHARON       114 ALOHA STREET           SEATTLE            WA     98109      $183,803.43
  600125675     LEARY,ERIN                 10737 124TH AVENUE NORTH   KIRKLAND           WA     98033      $120,952.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125639     GRANRYD,LINNEA M.            8.875      .250    8.625     .0400     8.585     11/01/2012
  600125643     BABADZHANOV,IOSIF, ANNA      7.625      .250    7.375     .0400     7.335     11/01/2012
  600125646     EMERICK/BAKER,LESLIE,DOUG    8.375      .250    8.125     .0400     8.085     12/01/2012
  600125648     NAVRATIL,JIM, PAMELA         8.750      .250    8.500     .0400     8.460     12/01/2012
  600125649     CARLOUS,RAYMOND, JULIE       8.125      .250    7.875     .0400     7.835     12/01/2012
  600125650     WYLIE,LESLIE                 8.625      .250    8.375     .0400     8.335     01/01/2013
  600125653     LUCAS/LUCAS,STEFAN/ KEVIN    7.875      .250    7.625     .0400     7.585     12/01/2012
  600125659     GOMEZ,FABIAN                 7.875      .250    7.625     .0400     7.585     12/01/2012
  600125660     MEEKINS,JEAN                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125664     FRENZEL,CLARA E.             8.000      .250    7.750     .0400     7.710     01/01/2013
  600125665     MOZES,KATHY                  8.875      .250    8.625     .0400     8.585     12/01/2012
  600125666     DRESEN,SHANE, KATHY          7.750      .250    7.500     .0400     7.460     01/01/2013
  600125673     STEIN,GREGORY,SHARON         9.125      .250    8.875     .0400     8.835     12/01/2012
  600125675     LEARY,ERIN                   8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125639     GRANRYD,LINNEA M.          549706                     $1,133.79                  02/01/1998             180
  600125643     BABADZHANOV,IOSIF, ANNA    549747                     $1,301.99                  02/01/1998             180
  600125646     EMERICK/BAKER,LESLIE,DOUG  549783                     $1,204.19                  02/01/1998             180
  600125648     NAVRATIL,JIM, PAMELA       549811                     $1,416.06                  02/01/1998             180
  600125649     CARLOUS,RAYMOND, JULIE     549817                     $1,410.74                  02/01/1998             180
  600125650     WYLIE,LESLIE               549823                       $910.01                  02/01/1998             180
  600125653     LUCAS/LUCAS,STEFAN/ KEVIN  549848                     $1,508.14                  02/01/1998             180
  600125659     GOMEZ,FABIAN               549899                     $1,827.17         2        02/01/1998             180
  600125660     MEEKINS,JEAN               549911                       $317.18                  02/01/1998             180
  600125664     FRENZEL,CLARA E.           549949                       $352.21                  02/01/1998             180
  600125665     MOZES,KATHY                549950                     $1,492.63                  02/01/1998             180
  600125666     DRESEN,SHANE, KATHY        549952                     $1,125.48                  02/01/1998             180
  600125673     STEIN,GREGORY,SHARON       549981                     $1,497.08                  02/01/1998             180
  600125675     LEARY,ERIN                 549995                       $931.15                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125639     GRANRYD,LINNEA M.                                                                             $190,000.00    N
  600125643     BABADZHANOV,IOSIF, ANNA                                                                       $229,950.00    N
  600125646     EMERICK/BAKER,LESLIE,DOUG                                                                     $154,000.00    N
  600125648     NAVRATIL,JIM, PAMELA                                                                          $225,000.00    N
  600125649     CARLOUS,RAYMOND, JULIE                                                                        $239,000.00    N
  600125650     WYLIE,LESLIE                                                                                  $165,000.00    N
  600125653     LUCAS/LUCAS,STEFAN/ KEVIN                                                                     $260,000.00    N
  600125659     GOMEZ,FABIAN                                                                                  $280,000.00    N
  600125660     MEEKINS,JEAN                                                                                   $55,000.00    N
  600125664     FRENZEL,CLARA E.                                                                              $120,000.00    N
  600125665     MOZES,KATHY                                                                                   $268,000.00    N
  600125666     DRESEN,SHANE, KATHY                                                                           $196,400.00    N
  600125673     STEIN,GREGORY,SHARON                                                                          $230,000.00    N
  600125675     LEARY,ERIN                                                                                    $173,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125680     REED,ROLAND                1525 NORTHEAST KILLINGSWO  PORTLAND           OR     97211       $59,964.58
  600125681     MCCADDEN/HOOVER,BETTY/LEO  18611 104TH AVENUE NORTHE  BOTHELL            WA     98011      $180,987.01
  600125683     PATTHANAWANICH,SUWIT/SUPA  1408 NORTHEAST BROCKMAN P  SEATTLE            WA     98125      $159,051.53
  600125686     JOHNSON/CASH,RICHARD/GALY  NHN LOG YARD ROAD          CONDON             MT     59826       $57,464.26
  600125688     SLOAN,GENE, ARLENE         3600 EAGLE WAY             BONNERS FERRY      ID     83805      $213,667.12
  600125692     SMITH,LAWRENCE S.          8112-8114 111TH STREET EA  PUYALLUP           WA     98373       $83,897.82
  600125693     KYLLONEN,H.V., SUSAN       65 KIRKLAND AVENUE         KIRKLAND           WA     98033      $119,120.02
  600125696     SKRAK,CHRISTINE            6414 47TH AVENUE SOUTHWES  SEATTLE            WA     98136      $136,703.45
  600125704     MOON,DOO,YOUNG             718 36TH STREET            BELLINGHAM         WA     98226      $127,120.94
  600125706     CROZIER,DEBRA JEAN         1203 NORTH 24TH STREET     BILLINGS           MT     59101       $78,704.69
  600125707     MOYLE,GLEN, PRISCILLA      11 GLENDALE ROAD           SEQUIM             WA     98382       $83,145.57
  600125709     TURNER,ROBERT/COLLEEN      5625 152ND STREET SOUTHWE  EDMONDS            WA     98026      $167,768.00
  600125710     KISS,CSABA                 8556 DAYTON AVENUE NORTH   SEATTLE            WA     98103      $152,623.54
  600125716     ROBINETT,STEVEN,CHRISTIN   5930 NORTH VANCOUVER       PORTLAND           OR     97217       $71,006.66


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125680     REED,ROLAND                  8.625      .250    8.375     .0400     8.335     01/01/2013
  600125681     MCCADDEN/HOOVER,BETTY/LEO    8.250      .250    8.000     .0400     7.960     01/01/2013
  600125683     PATTHANAWANICH,SUWIT/SUPA    7.750      .250    7.500     .0400     7.460     12/01/2012
  600125686     JOHNSON/CASH,RICHARD/GALY    8.375      .250    8.125     .0400     8.085     01/01/2013
  600125688     SLOAN,GENE, ARLENE           8.375      .250    8.125     .0400     8.085     01/01/2013
  600125692     SMITH,LAWRENCE S.            8.375      .250    8.125     .0400     8.085     01/01/2013
  600125693     KYLLONEN,H.V., SUSAN         8.000      .250    7.750     .0400     7.710     01/01/2013
  600125696     SKRAK,CHRISTINE              7.750      .250    7.500     .0400     7.460     01/01/2013
  600125704     MOON,DOO,YOUNG               8.375      .250    8.125     .0400     8.085     01/01/2013
  600125706     CROZIER,DEBRA JEAN           8.750      .250    8.500     .0400     8.460     01/01/2013
  600125707     MOYLE,GLEN, PRISCILLA        8.125      .250    7.875     .0400     7.835     01/01/2013
  600125709     TURNER,ROBERT/COLLEEN        7.875      .250    7.625     .0400     7.585     12/01/2012
  600125710     KISS,CSABA                   8.750      .250    8.500     .0400     8.460     12/01/2012
  600125716     ROBINETT,STEVEN,CHRISTIN     8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125680     REED,ROLAND                550022                       $466.67                  02/01/1998             180
  600125681     MCCADDEN/HOOVER,BETTY/LEO  550024                     $1,760.80                  02/01/1998             180
  600125683     PATTHANAWANICH,SUWIT/SUPA  550031                     $1,506.04                  02/01/1998             180
  600125686     JOHNSON/CASH,RICHARD/GALY  550049                       $437.04                  02/01/1998             180
  600125688     SLOAN,GENE, ARLENE         550071                     $1,625.03                  02/01/1998             180
  600125692     SMITH,LAWRENCE S.          550117                       $638.08                  02/01/1998             180
  600125693     KYLLONEN,H.V., SUSAN       550123                       $874.65                  02/01/1998             180
  600125696     SKRAK,CHRISTINE            550145                       $980.05                  02/01/1998             180
  600125704     MOON,DOO,YOUNG             550187                       $966.81                  02/01/1998             180
  600125706     CROZIER,DEBRA JEAN         550201                       $619.53        12        02/01/1998             180
  600125707     MOYLE,GLEN, PRISCILLA      550202                       $617.76                  02/01/1998             180
  600125709     TURNER,ROBERT/COLLEEN      550211                     $1,218.12                  02/01/1998             180
  600125710     KISS,CSABA                 550221                     $1,202.08                  02/01/1998             180
  600125716     ROBINETT,STEVEN,CHRISTIN   550268                       $527.92         1        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125680     REED,ROLAND                                                                                    $80,000.00    N
  600125681     MCCADDEN/HOOVER,BETTY/LEO                                                                     $242,000.00    N
  600125683     PATTHANAWANICH,SUWIT/SUPA                                                                     $200,000.00    N
  600125686     JOHNSON/CASH,RICHARD/GALY                                                                      $87,500.00    N
  600125688     SLOAN,GENE, ARLENE                                                                            $395,000.00    N
  600125692     SMITH,LAWRENCE S.                                                                             $104,950.00    N
  600125693     KYLLONEN,H.V., SUSAN                                                                          $149,000.00    N
  600125696     SKRAK,CHRISTINE                                                                               $171,000.00    N
  600125704     MOON,DOO,YOUNG                                                                                $159,000.00    N
  600125706     CROZIER,DEBRA JEAN                                                                             $87,500.00    N
  600125707     MOYLE,GLEN, PRISCILLA                                                                         $120,000.00    N
  600125709     TURNER,ROBERT/COLLEEN                                                                         $210,000.00    N
  600125710     KISS,CSABA                                                                                    $191,000.00    N
  600125716     ROBINETT,STEVEN,CHRISTIN                                                                       $79,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125725     SOOD,VIJAY                 4905 189TH AVENUE SOUTHWE  LYNNWOOD           WA     98037      $127,422.77
  600125726     SOOD,VIJAY                 1425 SOUTH PUGET DRIVE     RENTON             WA     98055       $52,468.20
  600125728     CHILELLI,LOUIS, JUDITH     14733 52ND AVENUE WEST     EDMONDS            WA     98026       $82,552.48
  600125729     POON/KAO,WUNCHOW/WEE       14708 SOUTHEAST 45TH PLAC  BELLEVUE           WA     98006      $149,906.77
  600125731     VAUGHN,DEREK B.            835 SOUTHWEST 347TH PLACE  FEDERAL WAY        WA     98023      $159,789.95
  600125735     MOORE,JAMES R.             9440 ROSS STATION ROAD     SEBASTOPOL         CA     95472      $214,717.77
  600125757     WOO,JOO                    2031 27TH STREET           SACRAMENTO         CA     95818      $172,059.37
  600125759     CHURCHIN,LJUBINKO,NEVENK   6033 NORTHCREST CIRCLE     CARMICHAEL         CA     95608      $132,169.40
  600125760     SHAFF,BESSIE               511 CHENEY STREET          RENO               NV     89502       $99,875.26
  600125761     DAVISON,IRIS               23556 SINGING HILLS COURT  AUBURN             CA     95602      $153,389.81
  600125762     COVEY,JAN                  719 POMONA AVENUE          OROVILLE           CA     95965       $74,489.89
  600125767     SMITH/KINNICUT,RICHARD/HA  2214 HILLARY DRIVE         SODA SPRINGS       CA     95728      $104,862.17
  600125774     THOMSON,DOROTHY            3122 FLORA STREET          SAN LUIS OBISPO    CA     93401      $171,779.89
  600125792     TEIGEN,THOMAS,GAIL         1527 CARBURY WAY           ROSEVILLE          CA     95747      $155,910.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125725     SOOD,VIJAY                   8.500      .250    8.250     .0400     8.210     01/01/2013
  600125726     SOOD,VIJAY                   8.500      .250    8.250     .0400     8.210     01/01/2013
  600125728     CHILELLI,LOUIS, JUDITH       8.750      .250    8.500     .0400     8.460     01/01/2013
  600125729     POON/KAO,WUNCHOW/WEE         8.375      .250    8.125     .0400     8.085     01/01/2013
  600125731     VAUGHN,DEREK B.              8.125      .250    7.875     .0400     7.835     12/01/2012
  600125735     MOORE,JAMES R.               8.125      .250    7.875     .0400     7.835     12/01/2012
  600125757     WOO,JOO                      8.125      .250    7.875     .0400     7.835     11/01/2012
  600125759     CHURCHIN,LJUBINKO,NEVENK     8.750      .250    8.500     .0400     8.460     11/01/2012
  600125760     SHAFF,BESSIE                 8.375      .250    8.125     .0400     8.085     12/01/2012
  600125761     DAVISON,IRIS                 8.250      .250    8.000     .0400     7.960     12/01/2012
  600125762     COVEY,JAN                    8.250      .250    8.000     .0400     7.960     12/01/2012
  600125767     SMITH/KINNICUT,RICHARD/HA    8.125      .250    7.875     .0400     7.835     12/01/2012
  600125774     THOMSON,DOROTHY              8.250      .250    8.000     .0400     7.960     12/01/2012
  600125792     TEIGEN,THOMAS,GAIL           8.750      .250    8.500     .0400     8.460     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125725     SOOD,VIJAY                 550300                       $980.36                  02/01/1998             180
  600125726     SOOD,VIJAY                 550301                       $403.68                  02/01/1998             180
  600125728     CHILELLI,LOUIS, JUDITH     550304                       $649.81                  02/01/1998             180
  600125729     POON/KAO,WUNCHOW/WEE       550323                     $1,140.11                  02/01/1998             180
  600125731     VAUGHN,DEREK B.            550340                     $1,188.00                  02/01/1998             180
  600125735     MOORE,JAMES R.             550487                     $1,596.37                  02/01/1998             180
  600125757     WOO,JOO                    551929                     $1,280.07                  02/01/1998             180
  600125759     CHURCHIN,LJUBINKO,NEVENK   551936                     $1,041.59                  02/01/1998             180
  600125760     SHAFF,BESSIE               551946                       $760.07                  02/01/1998             180
  600125761     DAVISON,IRIS               551953                     $1,153.95                  02/01/1998             180
  600125762     COVEY,JAN                  551963                       $560.44                  02/01/1998             180
  600125767     SMITH/KINNICUT,RICHARD/HA  552168                       $779.62                  02/01/1998             180
  600125774     THOMSON,DOROTHY            552276                     $1,292.18                  02/01/1998             180
  600125792     TEIGEN,THOMAS,GAIL         552464                     $1,227.25                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125725     SOOD,VIJAY                                                                                    $170,000.00    N
  600125726     SOOD,VIJAY                                                                                     $70,000.00    N
  600125728     CHILELLI,LOUIS, JUDITH                                                                        $118,000.00    N
  600125729     POON/KAO,WUNCHOW/WEE                                                                          $265,000.00    N
  600125731     VAUGHN,DEREK B.                                                                               $200,000.00    N
  600125735     MOORE,JAMES R.                                                                                $310,000.00    N
  600125757     WOO,JOO                                                                                       $215,500.00    N
  600125759     CHURCHIN,LJUBINKO,NEVENK                                                                      $165,500.00    N
  600125760     SHAFF,BESSIE                                                                                  $125,000.00    N
  600125761     DAVISON,IRIS                                                                                  $200,000.00    N
  600125762     COVEY,JAN                                                                                      $99,500.00    N
  600125767     SMITH/KINNICUT,RICHARD/HA                                                                     $135,000.00    N
  600125774     THOMSON,DOROTHY                                                                               $215,000.00    N
  600125792     TEIGEN,THOMAS,GAIL                                                                            $195,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125796     KUETTEL,WILLIAM,DELLA      10559 MARTIS DRIVE         TRUCKEE            CA     96161      $101,433.61
  600125808     STEWART,JAMES              10739 INDIAN PINE ROAD     TRUCKEE            CA     96161      $119,919.48
  600125820     SLATTERY,KEITH,PHYLLIS     5621 CONNIE LANE           SHINGLE SPRINGS    CA     95682      $149,304.74
  600125824     SINCLAIR,CARROLL           241 WEST 2230 NORTH #18    PROVO              UT     84604       $94,393.66
  600125825     SEEGMILLER,STEVEN          515 WEST 2000 NORTH        OREM               UT     84057       $97,537.23
  600125826     TAFT,RUSSELL,LESLIE        1375 SOUTH 400 EAST        SALT LAKE CITY     UT     84115       $67,915.17
  600125827     HATCH,DEAN, SUSAN          156 SOUTH 100 WEST         MANTI              UT     84642       $99,608.36
  600125830     REES,DAVID                 372 SOUTH EMERY STREET     SALT LAKE CITY     UT     84104       $44,776.16
  600125834     SLARKS,BARBARA,RICHARD     6299 SUNSHINE CANYON DRIV  BOULDER            CO     80302      $166,379.49
  600125835     SINNER,RYAN,TRACEY         4774 JACKSON CIRCLE        BOULDER            CO     80303      $175,884.87
  600125836     SLEDGE,TODD                814 ARBOR AVENUE           FORT COLLINS       CO     80526      $111,223.41
  600125837     BORST,JUNE                 10130 NORTH MAPLE COURT    CEDAR HILLS        UT     84062      $128,528.59
  600125838     ERICKSON,J.CRAIG,KATHRYN   733 FRANCIS STREET         LONGMONT           CO     80501      $215,723.57
  600125839     PANSINI,FRANK,JUDY         4960 SOUTH LIPAN DRIVE     ENGLEWOOD          CO     80110       $91,089.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125796     KUETTEL,WILLIAM,DELLA        8.125      .250    7.875     .0400     7.835     01/01/2013
  600125808     STEWART,JAMES                8.000      .250    7.750     .0400     7.710     01/01/2013
  600125820     SLATTERY,KEITH,PHYLLIS       8.250      .250    8.000     .0400     7.960     01/01/2013
  600125824     SINCLAIR,CARROLL             8.875      .250    8.625     .0400     8.585     12/01/2012
  600125825     SEEGMILLER,STEVEN            8.750      .250    8.500     .0400     8.460     12/01/2012
  600125826     TAFT,RUSSELL,LESLIE          8.375      .250    8.125     .0400     8.085     12/01/2012
  600125827     HATCH,DEAN, SUSAN            7.750      .250    7.500     .0400     7.460     12/01/2012
  600125830     REES,DAVID                   9.125      .250    8.875     .0400     8.835     01/01/2013
  600125834     SLARKS,BARBARA,RICHARD       7.625      .250    7.375     .0400     7.335     01/01/2013
  600125835     SINNER,RYAN,TRACEY           8.125      .250    7.875     .0400     7.835     01/01/2013
  600125836     SLEDGE,TODD                  7.875      .250    7.625     .0400     7.585     01/01/2013
  600125837     BORST,JUNE                   8.250      .250    8.000     .0400     7.960     12/01/2012
  600125838     ERICKSON,J.CRAIG,KATHRYN     8.250      .250    8.000     .0400     7.960     12/01/2012
  600125839     PANSINI,FRANK,JUDY           8.500      .250    8.250     .0400     8.210     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125796     KUETTEL,WILLIAM,DELLA      552568                       $753.63                  02/01/1998             180
  600125808     STEWART,JAMES              552628                       $880.52                  02/01/1998             180
  600125820     SLATTERY,KEITH,PHYLLIS     552730                     $1,122.39         2        02/01/1998             180
  600125824     SINCLAIR,CARROLL           552900                       $751.88                  02/01/1998             180
  600125825     SEEGMILLER,STEVEN          552903                       $768.21                  02/01/1998             180
  600125826     TAFT,RUSSELL,LESLIE        552906                       $516.85                  02/01/1998             180
  600125827     HATCH,DEAN, SUSAN          552910                       $714.62                  02/01/1998             180
  600125830     REES,DAVID                 552929                       $364.51                  02/01/1998             180
  600125834     SLARKS,BARBARA,RICHARD     552938                     $1,178.48                  02/01/1998             180
  600125835     SINNER,RYAN,TRACEY         552946                     $1,306.80                  02/01/1998             180
  600125836     SLEDGE,TODD                552956                       $807.00                  02/01/1998             180
  600125837     BORST,JUNE                 552992                       $967.63                  02/01/1998             180
  600125838     ERICKSON,J.CRAIG,KATHRYN   553004                     $1,622.74                  02/01/1998             180
  600125839     PANSINI,FRANK,JUDY         553010                       $701.25                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125796     KUETTEL,WILLIAM,DELLA                                                                         $145,000.00    N
  600125808     STEWART,JAMES                                                                                 $160,000.00    N
  600125820     SLATTERY,KEITH,PHYLLIS                                                                        $166,000.00    N
  600125824     SINCLAIR,CARROLL                                                                              $143,000.00    N
  600125825     SEEGMILLER,STEVEN                                                                             $122,100.00    N
  600125826     TAFT,RUSSELL,LESLIE                                                                            $85,000.00    N
  600125827     HATCH,DEAN, SUSAN                                                                             $133,000.00    N
  600125830     REES,DAVID                                                                                     $56,000.00    N
  600125834     SLARKS,BARBARA,RICHARD                                                                        $340,000.00    N
  600125835     SINNER,RYAN,TRACEY                                                                            $220,000.00    N
  600125836     SLEDGE,TODD                                                                                   $140,000.00    N
  600125837     BORST,JUNE                                                                                    $161,000.00    N
  600125838     ERICKSON,J.CRAIG,KATHRYN                                                                      $270,000.00    N
  600125839     PANSINI,FRANK,JUDY                                                                            $114,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125840     WEBBER,HARRY               2940 LORRAINE COURT        BOULDER            CO     80304      $165,502.23
  600125841     PALIZZI,RANDALL            7023 EAST WARREN DRIVE     DENVER             CO     80224      $154,167.09
  600125842     NOVICK,JONATHAN,JENNIF     515 BOWEN STREET           LONGMONT           CO     80501      $131,098.43
  600125845     THOMPSON,TIMOTHY,JEAN      0011 HACKAMORE ROAD        EDWARDS            CO     81632      $224,704.64
  600125847     HEMMINGER,TONY             16366 EAST RICE PLACE #A   AURORA             CO     80015       $63,962.21
  600125848     AMANN,CORA,DEAN            11810 BIRCH DRIVE          THORNTON           CO     80233      $118,922.66
  600125849     THOMPSON,CHARLES           165 GOPHER ROAD            AVON               CO     81620      $165,649.59
  600125853     FAGAN,SHIRLEY,PATRICK      2427-2431 GROVE STREET     DENVER             CO     80211       $94,939.43
  600125855     NYE,FRED                   1255 EAST 35TH STREET      OGDEN              UT     84403       $71,959.64
  600125856     RICE,SCHERRY L.            12566 WELD COUNTY ROAD #1  LONGMONT           CO     80501      $223,632.21
  600125857     KAISER,MARTHA              1201 EAST EMERSON AVENUE   SALT LAKE CITY     UT     84105      $162,887.83
  600125861     LECLAIRE,THOMAS            3445 WHISTLER ROAD         STEAMBOAT SPRIN    CO     80487       $82,252.65
  600125863     TYSON,MARK,SANDRA          4796 SOUTH TOWNSEND WAY    SALT LAKE CITY     UT     84118       $71,157.96
  600125864     BICKSLER,BRUCE             988 SOUTH 6800 EAST        HUNTSVILLE         UT     84317       $61,961.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125840     WEBBER,HARRY                 8.625      .250    8.375     .0400     8.335     01/01/2013
  600125841     PALIZZI,RANDALL              8.625      .250    8.375     .0400     8.335     12/01/2012
  600125842     NOVICK,JONATHAN,JENNIF       8.750      .250    8.500     .0400     8.460     12/01/2012
  600125845     THOMPSON,TIMOTHY,JEAN        8.125      .250    7.875     .0400     7.835     12/01/2012
  600125847     HEMMINGER,TONY               8.625      .250    8.375     .0400     8.335     01/01/2013
  600125848     AMANN,CORA,DEAN              8.750      .250    8.500     .0400     8.460     01/01/2013
  600125849     THOMPSON,CHARLES             8.500      .250    8.250     .0400     8.210     01/01/2013
  600125853     FAGAN,SHIRLEY,PATRICK        8.250      .250    8.000     .0400     7.960     01/01/2013
  600125855     NYE,FRED                     8.875      .250    8.625     .0400     8.585     01/01/2013
  600125856     RICE,SCHERRY L.              8.375      .250    8.125     .0400     8.085     01/01/2013
  600125857     KAISER,MARTHA                7.875      .250    7.625     .0400     7.585     01/01/2013
  600125861     LECLAIRE,THOMAS              8.750      .250    8.500     .0400     8.460     01/01/2013
  600125863     TYSON,MARK,SANDRA            8.625      .250    8.375     .0400     8.335     01/01/2013
  600125864     BICKSLER,BRUCE               8.375      .250    8.125     .0400     8.085     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125840     WEBBER,HARRY               553011                     $1,288.02                  02/01/1998             180
  600125841     PALIZZI,RANDALL            553012                     $1,200.52         2        02/01/1998             180
  600125842     NOVICK,JONATHAN,JENNIF     553014                     $1,032.54                  02/01/1998             180
  600125845     THOMPSON,TIMOTHY,JEAN      553026                     $1,670.62                  02/01/1998             180
  600125847     HEMMINGER,TONY             553029                       $497.79                  02/01/1998             180
  600125848     AMANN,CORA,DEAN            553030                       $937.75                  02/01/1998             180
  600125849     THOMPSON,CHARLES           553031                     $1,274.47         2        02/01/1998             180
  600125853     FAGAN,SHIRLEY,PATRICK      553040                       $713.70                  02/01/1998             180
  600125855     NYE,FRED                   553141                       $572.86                  02/01/1998             180
  600125856     RICE,SCHERRY L.            553145                     $1,702.56                  02/01/1998             180
  600125857     KAISER,MARTHA              553156                     $1,181.86                  02/01/1998             180
  600125861     LECLAIRE,THOMAS            553199                       $647.45                  02/01/1998             180
  600125863     TYSON,MARK,SANDRA          553255                       $553.79                  02/01/1998             180
  600125864     BICKSLER,BRUCE             553269                       $471.24                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125840     WEBBER,HARRY                                                                                  $207,000.00    N
  600125841     PALIZZI,RANDALL                                                                               $162,500.00    N
  600125842     NOVICK,JONATHAN,JENNIF                                                                        $175,000.00    N
  600125845     THOMPSON,TIMOTHY,JEAN                                                                         $410,000.00    N
  600125847     HEMMINGER,TONY                                                                                 $81,000.00    N
  600125848     AMANN,CORA,DEAN                                                                               $149,000.00    N
  600125849     THOMPSON,CHARLES                                                                              $174,500.00    N
  600125853     FAGAN,SHIRLEY,PATRICK                                                                         $130,000.00    N
  600125855     NYE,FRED                                                                                       $90,000.00    N
  600125856     RICE,SCHERRY L.                                                                               $310,000.00    N
  600125857     KAISER,MARTHA                                                                                 $231,000.00    N
  600125861     LECLAIRE,THOMAS                                                                               $117,700.00    N
  600125863     TYSON,MARK,SANDRA                                                                              $89,000.00    N
  600125864     BICKSLER,BRUCE                                                                                $155,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125870     ROBINSON,KEVIN             346 EAST REDFIELD ROAD     CHANDLER           AZ     85225      $151,720.00
  600125871     SALEM,TIMOTHY              2617 NORTH 81ST WAY        SCOTTSDALE         AZ     85257      $105,934.11
  600125874     RICHARDSON,TODD,MICHELE    4008 NORTH 45TH PLACE      PHOENIX            AZ     85018      $133,291.86
  600125876     LITTLE,COLLEEN             2074 EAST WILLOW WICK ROA  GILBERT            AZ     85296      $127,236.98
  600125877     ZAURRINI,MIMMO,MARISA      10410 NORTH CAVE CREEK RO  PHOENIX            AZ     85020       $78,603.57
  600125879     SUPYK,MICHAEL,CHRISTE      13601 NORTH 18TH STREET    PHOENIX            AZ     85022      $115,044.88
  600125880     COWDELL,MARION,FREDRICK    5375 EAST JUNIPER AVENUE   SCOTTSDALE         AZ     85254      $147,805.71
  600125882     GIACOPUZZI,JAY,RITA        16110 EAST FAIRVIEW LANE   HIGLEY             AZ     85236      $167,790.43
  600125884     HIGGINS,BRIAN, CARLENE     5636 NORTH 10TH AVENUE     PHOENIX            AZ     85013       $85,493.23
  600125885     PETERSON,GALE              8958 EAST DAHLIA DRIVE     SCOTTSDALE         AZ     85260      $106,263.83
  600125886     PHILLIPS,SHARON            402 NORTH JENTILLY LANE    CHANDLER           AZ     85226      $163,795.41
  600125887     BASS,CHRISTINE C.          5750 NORTH CAMINO ESPLEND  TUCSON             AZ     85718       $51,688.66
  600125888     KALER,DON, DONNA           5106 BRANDING IRON LOOP    PINETOP            AZ     85935      $164,683.68
  600125890     BOUMA,KAY                  27435 NORTH 42ND STREET    CAVE CREEK         AZ     85331      $119,923.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125870     ROBINSON,KEVIN               8.625      .250    8.375     .0400     8.335     12/01/2012
  600125871     SALEM,TIMOTHY                8.375      .250    8.125     .0400     8.085     01/01/2013
  600125874     RICHARDSON,TODD,MICHELE      8.625      .250    8.375     .0400     8.335     12/01/2012
  600125876     LITTLE,COLLEEN               8.250      .250    8.000     .0400     7.960     12/01/2012
  600125877     ZAURRINI,MIMMO,MARISA        8.625      .250    8.375     .0400     8.335     01/01/2013
  600125879     SUPYK,MICHAEL,CHRISTE        8.000      .250    7.750     .0400     7.710     12/01/2012
  600125880     COWDELL,MARION,FREDRICK      8.125      .250    7.875     .0400     7.835     12/01/2012
  600125882     GIACOPUZZI,JAY,RITA          8.375      .250    8.125     .0400     8.085     12/01/2012
  600125884     HIGGINS,BRIAN, CARLENE       8.375      .250    8.125     .0400     8.085     12/01/2012
  600125885     PETERSON,GALE                8.250      .250    8.000     .0400     7.960     12/01/2012
  600125886     PHILLIPS,SHARON              8.375      .250    8.125     .0400     8.085     12/01/2012
  600125887     BASS,CHRISTINE C.            8.625      .250    8.375     .0400     8.335     12/01/2012
  600125888     KALER,DON, DONNA             7.750      .250    7.500     .0400     7.460     01/01/2013
  600125890     BOUMA,KAY                    8.250      .250    8.000     .0400     7.960     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125870     ROBINSON,KEVIN             553901                     $1,181.46                  02/01/1998             180
  600125871     SALEM,TIMOTHY              553904                       $805.68                  02/01/1998             180
  600125874     RICHARDSON,TODD,MICHELE    553914                     $1,037.96         2        02/01/1998             180
  600125876     LITTLE,COLLEEN             553918                       $957.11         7        02/01/1998             180
  600125877     ZAURRINI,MIMMO,MARISA      553921                       $611.73                  02/01/1998             180
  600125879     SUPYK,MICHAEL,CHRISTE      553944                       $845.30                  02/01/1998             180
  600125880     COWDELL,MARION,FREDRICK    553959                     $1,098.90                  02/01/1998             180
  600125882     GIACOPUZZI,JAY,RITA        553966                     $1,276.92                  02/01/1998             180
  600125884     HIGGINS,BRIAN, CARLENE     553968                       $650.62                  02/01/1998             180
  600125885     PETERSON,GALE              553970                       $799.35                  02/01/1998             180
  600125886     PHILLIPS,SHARON            553971                     $1,246.52                  02/01/1998             180
  600125887     BASS,CHRISTINE C.          553972                       $402.51                  02/01/1998             180
  600125888     KALER,DON, DONNA           553977                     $1,180.65                  02/01/1998             180
  600125890     BOUMA,KAY                  553984                       $901.52                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125870     ROBINSON,KEVIN                                                                                $189,900.00    N
  600125871     SALEM,TIMOTHY                                                                                 $138,500.00    N
  600125874     RICHARDSON,TODD,MICHELE                                                                       $140,500.00    N
  600125876     LITTLE,COLLEEN                                                                                $141,587.00    N
  600125877     ZAURRINI,MIMMO,MARISA                                                                         $104,900.00    N
  600125879     SUPYK,MICHAEL,CHRISTE                                                                         $144,000.00    N
  600125880     COWDELL,MARION,FREDRICK                                                                       $185,000.00    N
  600125882     GIACOPUZZI,JAY,RITA                                                                           $210,000.00    N
  600125884     HIGGINS,BRIAN, CARLENE                                                                        $107,000.00    N
  600125885     PETERSON,GALE                                                                                 $133,000.00    N
  600125886     PHILLIPS,SHARON                                                                               $205,000.00    N
  600125887     BASS,CHRISTINE C.                                                                              $69,000.00    N
  600125888     KALER,DON, DONNA                                                                              $240,000.00    N
  600125890     BOUMA,KAY                                                                                     $150,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125893     JOHNSON,SCOTT              4122 NORTH 56TH STREET     PHOENIX            AZ     85018      $155,736.54
  600125894     SOLLER,L. CRAIG            1314 EAST COBB STREET      TEMPE              AZ     85281      $100,937.23
  600125896     MAILHOIT,JOANNE            4862 EAST HARMONY AVENUE   MESA               AZ     85206      $101,742.93
  600125897     DOFFING,JAMES              2615 NORTH HAYDEN ROAD #1  SCOTTSDALE         AZ     85257       $55,966.94
  600125898     LEES,YVONNE                20806 NORTH 10TH STREET    PHOENIX            AZ     85024      $132,625.61
  600125899     NICOLOPOULIS,PAULINE       16309 EAST FOUNTAIN HILLS  FOUNTAIN HILLS     AZ     85268      $178,386.18
  600125900     PRICE,CLIFFORD,CAROLE      10301 NORTH 70TH STREET    SCOTTSDALE         AZ     85253       $76,852.82
  600125901     WALKER,LAWRENCE,VALERI     1419 WEST CAMPBELL AVENUE  PHOENIX            AZ     85013       $39,978.72
  600125903     ANCONA,MARTIN,NANCIE       1402 WEST ROSS AVENUE      PHOENIX            AZ     85027       $90,198.07
  600125907     ASKINAZI,ANDREA            15039 SOUTH 28TH STREET    PHOENIX            AZ     85048      $114,327.05
  600125911     LANGE,CURTIS               8801 SOUTH 48TH STREET     PHOENIX            AZ     85044       $64,458.87
  600125912     HAMMOND,PAUL, JILL         108 WEST WINDSONG DRIVE    PHOENIX            AZ     85045      $166,288.35
  600125914     MORSE,ROGER,CAROL          3841 SOUTH WATERFRONT DRI  CHANDLER           AZ     85248      $156,602.61
  600125916     GOODMAN,CLAUDETTE          3432 WEST SUNNYSIDE DRIVE  PHOENIX            AZ     85029       $67,159.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125893     JOHNSON,SCOTT                8.625      .250    8.375     .0400     8.335     12/01/2012
  600125894     SOLLER,L. CRAIG              8.375      .250    8.125     .0400     8.085     01/01/2013
  600125896     MAILHOIT,JOANNE              8.875      .250    8.625     .0400     8.585     01/01/2013
  600125897     DOFFING,JAMES                8.625      .250    8.375     .0400     8.335     01/01/2013
  600125898     LEES,YVONNE                  8.875      .250    8.625     .0400     8.585     01/01/2013
  600125899     NICOLOPOULIS,PAULINE         8.250      .250    8.000     .0400     7.960     01/01/2013
  600125900     PRICE,CLIFFORD,CAROLE        8.500      .250    8.250     .0400     8.210     01/01/2013
  600125901     WALKER,LAWRENCE,VALERI       9.125      .250    8.875     .0400     8.835     01/01/2013
  600125903     ANCONA,MARTIN,NANCIE         8.750      .250    8.500     .0400     8.460     01/01/2013
  600125907     ASKINAZI,ANDREA              8.250      .250    8.000     .0400     7.960     01/01/2013
  600125911     LANGE,CURTIS                 8.250      .250    8.000     .0400     7.960     01/01/2013
  600125912     HAMMOND,PAUL, JILL           8.000      .250    7.750     .0400     7.710     01/01/2013
  600125914     MORSE,ROGER,CAROL            8.375      .250    8.125     .0400     8.085     01/01/2013
  600125916     GOODMAN,CLAUDETTE            8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125893     JOHNSON,SCOTT              553989                     $1,213.35                  02/01/1998             180
  600125894     SOLLER,L. CRAIG            554003                       $767.67         2        02/01/1998             180
  600125896     MAILHOIT,JOANNE            554005                       $809.97         2        02/01/1998             180
  600125897     DOFFING,JAMES              554007                       $435.56                  02/01/1998             180
  600125898     LEES,YVONNE                554009                     $1,055.82         2        02/01/1998             180
  600125899     NICOLOPOULIS,PAULINE       554012                     $1,341.01                  02/01/1998             180
  600125900     PRICE,CLIFFORD,CAROLE      554013                       $591.29         7        02/01/1998             180
  600125901     WALKER,LAWRENCE,VALERI     554026                       $325.45                  02/01/1998             180
  600125903     ANCONA,MARTIN,NANCIE       554031                       $710.00         2        02/01/1998             180
  600125907     ASKINAZI,ANDREA            554052                       $859.45                  02/01/1998             180
  600125911     LANGE,CURTIS               554072                       $484.57                  02/01/1998             180
  600125912     HAMMOND,PAUL, JILL         554077                     $1,220.98                  02/01/1998             180
  600125914     MORSE,ROGER,CAROL          554086                     $1,191.03         2        02/01/1998             180
  600125916     GOODMAN,CLAUDETTE          554089                       $516.71                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125893     JOHNSON,SCOTT                                                                                 $195,000.00    N
  600125894     SOLLER,L. CRAIG                                                                               $106,375.00    N
  600125896     MAILHOIT,JOANNE                                                                               $107,173.00    N
  600125897     DOFFING,JAMES                                                                                  $80,000.00    N
  600125898     LEES,YVONNE                                                                                   $139,730.00    N
  600125899     NICOLOPOULIS,PAULINE                                                                          $260,000.00    N
  600125900     PRICE,CLIFFORD,CAROLE                                                                          $86,900.00    N
  600125901     WALKER,LAWRENCE,VALERI                                                                         $50,000.00    N
  600125903     ANCONA,MARTIN,NANCIE                                                                           $95,000.00    N
  600125907     ASKINAZI,ANDREA                                                                               $143,000.00    N
  600125911     LANGE,CURTIS                                                                                   $82,900.00    N
  600125912     HAMMOND,PAUL, JILL                                                                            $208,000.00    N
  600125914     MORSE,ROGER,CAROL                                                                             $165,000.00    N
  600125916     GOODMAN,CLAUDETTE                                                                              $84,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125917     PHILLIPS,SHARON            2524 EAST HEATHERBRAE DRI  PHOENIX            AZ     85016       $49,971.97
  600125920     SMELSER,RONALD,RUTH        2238 NORTH 11TH STREET     PHOENIX            AZ     85006       $61,156.81
  600125930     MARTINEZ,ARNULFO,TERESA    1038 PINON LANE            CARLSBAD           NM     88220       $63,708.30
  600125931     VAN KIRK/GOODMA,WILLIAM/S  3201 YAVAPAI ROAD          PRESCOTT VALLEY    AZ     86314      $117,528.76
  600125934     DOKKEN,STEPHEN,ELIZABE     5124 NORTH 79TH PLACE      SCOTTSDALE         AZ     85250      $115,916.04
  600125936     FARNSWORTH,RICHERSON       247-249 ROSE STREET        SAN FRANCISCO      CA     94102      $218,113.31
  600125938     KHAN,HAKIM                 2185 SHERMAN DRIVE         UNION CITY         CA     94587      $143,667.14
  600125944     LUNA,MARCELO               1126 CHERRY AVENUE #13     SAN BRUNO          CA     94066       $69,157.23
  600125946     INLOW,ROBERT,GAIL          1589 STAPLETON COURT       SAN JOSE           CA     95118      $183,876.15
  600125948     PALACIOS,FERNANDO,HEIDI    6385 WEST OTTAWA COURT     SUN VALLEY         NV     89433       $98,841.61
  600125949     LAWRENCE,MARGARET          2029 PIERCE STREET         SAN FRANCISCO      CA     94115      $173,818.88
  600125950     ALLEN,JAMES                7338 SHELTER CREEK LANE    SAN BRUNO          CA     94066      $110,493.30
  600125960     RICHARDSON,DANIEL/LISA     2505 RACHEL COURT          ANTIOCH            CA     94509      $202,267.61
  600125962     BIDDY,CATHERINE            451 DELA VINA AVENUE       MONTEREY           CA     93940       $92,194.12


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125917     PHILLIPS,SHARON              8.875      .250    8.625     .0400     8.585     01/01/2013
  600125920     SMELSER,RONALD,RUTH          7.750      .250    7.500     .0400     7.460     01/01/2013
  600125930     MARTINEZ,ARNULFO,TERESA      8.125      .250    7.875     .0400     7.835     01/01/2013
  600125931     VAN KIRK/GOODMA,WILLIAM/S    8.500      .250    8.250     .0400     8.210     01/01/2013
  600125934     DOKKEN,STEPHEN,ELIZABE       7.625      .250    7.375     .0400     7.335     01/01/2013
  600125936     FARNSWORTH,RICHERSON         8.125      .250    7.875     .0400     7.835     12/01/2012
  600125938     KHAN,HAKIM                   8.375      .250    8.125     .0400     8.085     11/01/2012
  600125944     LUNA,MARCELO                 7.875      .250    7.625     .0400     7.585     12/01/2012
  600125946     INLOW,ROBERT,GAIL            8.500      .250    8.250     .0400     8.210     12/01/2012
  600125948     PALACIOS,FERNANDO,HEIDI      8.625      .250    8.375     .0400     8.335     01/01/2013
  600125949     LAWRENCE,MARGARET            9.250      .250    9.000     .0400     8.960     12/01/2012
  600125950     ALLEN,JAMES                  7.750      .250    7.500     .0400     7.460     12/01/2012
  600125960     RICHARDSON,DANIEL/LISA       8.125      .250    7.875     .0400     7.835     01/01/2013
  600125962     BIDDY,CATHERINE              8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125917     PHILLIPS,SHARON            554099                       $397.82                  02/01/1998             180
  600125920     SMELSER,RONALD,RUTH        554122                       $438.44         2        02/01/1998             180
  600125930     MARTINEZ,ARNULFO,TERESA    554155                       $473.34                  02/01/1998             180
  600125931     VAN KIRK/GOODMA,WILLIAM/S  554156                       $904.24                  02/01/1998             180
  600125934     DOKKEN,STEPHEN,ELIZABE     554169                       $821.04                  02/01/1998             180
  600125936     FARNSWORTH,RICHERSON       554917                     $1,621.61                  02/01/1998             180
  600125938     KHAN,HAKIM                 555065                     $1,094.50                  02/01/1998             180
  600125944     LUNA,MARCELO               555181                       $502.84                  02/01/1998             180
  600125946     INLOW,ROBERT,GAIL          555258                     $1,415.57                  02/01/1998             180
  600125948     PALACIOS,FERNANDO,HEIDI    555269                       $769.23                  02/01/1998             180
  600125949     LAWRENCE,MARGARET          555340                     $1,431.46                  02/01/1998             180
  600125950     ALLEN,JAMES                555375                       $792.71        12        02/01/1998             180
  600125960     RICHARDSON,DANIEL/LISA     555586                     $1,502.81                  02/01/1998             180
  600125962     BIDDY,CATHERINE            555619                       $709.32                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125917     PHILLIPS,SHARON                                                                               $115,000.00    N
  600125920     SMELSER,RONALD,RUTH                                                                            $72,000.00    N
  600125930     MARTINEZ,ARNULFO,TERESA                                                                        $75,000.00    N
  600125931     VAN KIRK/GOODMA,WILLIAM/S                                                                     $147,000.00    N
  600125934     DOKKEN,STEPHEN,ELIZABE                                                                        $165,000.00    N
  600125936     FARNSWORTH,RICHERSON                                                                          $273,000.00    N
  600125938     KHAN,HAKIM                                                                                    $180,000.00    N
  600125944     LUNA,MARCELO                                                                                   $92,500.00    N
  600125946     INLOW,ROBERT,GAIL                                                                             $263,000.00    N
  600125948     PALACIOS,FERNANDO,HEIDI                                                                       $128,900.00    N
  600125949     LAWRENCE,MARGARET                                                                             $217,500.00    N
  600125950     ALLEN,JAMES                                                                                   $116,500.00    N
  600125960     RICHARDSON,DANIEL/LISA                                                                        $253,000.00    N
  600125962     BIDDY,CATHERINE                                                                               $123,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125963     WONG,ANGELA                222 ARCH STREET            SAN FRANCISCO      CA     94132      $153,802.92
  600125964     EVANS,V. DENEE             938 FULTON STREET          REDWOOD CITY       CA     94061      $199,875.69
  600125976     NIKNIA,BAHRAM              9313 NATIONAL BOULEVARD    LOS ANGELES        CA     90034       $64,725.17
  600125981     ZIEGLER,EDNA               10313 DENKER AVENUE        LOS ANGELES        CA     90047      $144,237.50
  600125982     BROCK,D-ANN                1143 HARRISON AVENUE       LOS ANGELES        CA     90291      $149,911.45
  600125996     POSCHMANN,KJELD            1220 BERMUDA DRIVE         LAGUNA BEACH       CA     92651      $201,357.78
  600126002     MARTINEZ,ALEX              11762 MOORPARK STREET      LOS ANGELES        CA     91604      $100,673.41
  600126011     POTVIN,JOHN,JUDITH         3491 1,2,3 & 4 EAST ANDY   LONG BEACH         CA     90805      $128,024.37
  600126013     MARKARIAN/GEOZA,MISAK/VAR  834 EAST ELMWOOD AVENUE    BURBANK            CA     91501      $175,756.97
  600126015     COLLINS,CAROLINE           654 HILL STREET            SANTA MONICA       CA     90405      $169,765.25
  600126016     LAFRANCE,CAROLYN           3568 SYDNEY PLACE          SAN DIEGO          CA     92116      $127,994.19
  600126021     WATKINS,ROBERT             809 AND 811 WEST ALMOND A  ORANGE             CA     92868      $130,314.70
  600126032     SALAMIAN,MEHDI,LOURDES     6 CHEROKEE STREET          COTO DE CAZA AR    CA     92679      $194,236.93
  600126039     BUTLER,STEVEN              8810 ZELZAH AVENUE         LOS ANGELES        CA     91325      $202,863.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125963     WONG,ANGELA                  8.250      .250    8.000     .0400     7.960     12/01/2012
  600125964     EVANS,V. DENEE               8.375      .250    8.125     .0400     8.085     01/01/2013
  600125976     NIKNIA,BAHRAM                8.750      .250    8.500     .0400     8.460     12/01/2012
  600125981     ZIEGLER,EDNA                 8.875      .250    8.625     .0400     8.585     12/01/2012
  600125982     BROCK,D-ANN                  8.625      .250    8.375     .0400     8.335     01/01/2013
  600125996     POSCHMANN,KJELD              7.750      .250    7.500     .0400     7.460     01/01/2013
  600126002     MARTINEZ,ALEX                8.375      .250    8.125     .0400     8.085     12/01/2012
  600126011     POTVIN,JOHN,JUDITH           8.625      .250    8.375     .0400     8.335     01/01/2013
  600126013     MARKARIAN/GEOZA,MISAK/VAR    7.875      .250    7.625     .0400     7.585     12/01/2012
  600126015     COLLINS,CAROLINE             7.875      .250    7.625     .0400     7.585     12/01/2012
  600126016     LAFRANCE,CAROLYN             8.500      .250    8.250     .0400     8.210     12/01/2012
  600126021     WATKINS,ROBERT               8.125      .250    7.875     .0400     7.835     01/01/2013
  600126032     SALAMIAN,MEHDI,LOURDES       8.500      .250    8.250     .0400     8.210     12/01/2012
  600126039     BUTLER,STEVEN                8.000      .250    7.750     .0400     7.710     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125963     WONG,ANGELA                555658                     $1,156.95                  02/01/1998             180
  600125964     EVANS,V. DENEE             555663                     $1,520.14                  02/01/1998             180
  600125976     NIKNIA,BAHRAM              555974                       $509.78         2        02/01/1998             180
  600125981     ZIEGLER,EDNA               556202                     $1,148.91         2        02/01/1998             180
  600125982     BROCK,D-ANN                556318                     $1,166.68                  02/01/1998             180
  600125996     POSCHMANN,KJELD            556494                     $1,443.57                  02/01/1998             180
  600126002     MARTINEZ,ALEX              556582                       $766.15                  02/01/1998             180
  600126011     POTVIN,JOHN,JUDITH         556632                       $996.35                  02/01/1998             180
  600126013     MARKARIAN/GEOZA,MISAK/VAR  556652                     $1,276.12                  02/01/1998             180
  600126015     COLLINS,CAROLINE           556673                     $1,232.62                  02/01/1998             180
  600126016     LAFRANCE,CAROLYN           556674                       $985.36         2        02/01/1998             180
  600126021     WATKINS,ROBERT             556744                       $968.22                  02/01/1998             180
  600126032     SALAMIAN,MEHDI,LOURDES     556819                     $1,497.46         2        02/01/1998             180
  600126039     BUTLER,STEVEN              556880                     $1,489.54                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125963     WONG,ANGELA                                                                                   $192,600.00    N
  600125964     EVANS,V. DENEE                                                                                $250,000.00    N
  600125976     NIKNIA,BAHRAM                                                                                  $72,000.00    N
  600125981     ZIEGLER,EDNA                                                                                  $152,200.00    N
  600125982     BROCK,D-ANN                                                                                   $210,000.00    N
  600125996     POSCHMANN,KJELD                                                                               $528,000.00    N
  600126002     MARTINEZ,ALEX                                                                                 $126,000.00    N
  600126011     POTVIN,JOHN,JUDITH                                                                            $183,000.00    N
  600126013     MARKARIAN/GEOZA,MISAK/VAR                                                                     $220,000.00    N
  600126015     COLLINS,CAROLINE                                                                              $360,000.00    N
  600126016     LAFRANCE,CAROLYN                                                                              $134,900.00    N
  600126021     WATKINS,ROBERT                                                                                $163,000.00    N
  600126032     SALAMIAN,MEHDI,LOURDES                                                                        $205,000.00    N
  600126039     BUTLER,STEVEN                                                                                 $290,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126044     REIMERS,ARTHUR,PAULA       317 MCKINNEY RUBICON SPRI  HOMEWOOD           CA     96141      $210,130.76
  600126048     WANNAMAKER,BRIAN           3105,07,09 NE 7TH AVENUE   PORTLAND           OR     97272      $168,448.94
  600126055     VERTH,MARY H               42 STREETER ROAD           PAXTON             MA     01612      $118,266.76
  600126057     ROLLO,THOMAS, TINA         26376 W PLATA LANE         CALABASAS          CA     91302      $102,235.27
  600126065     HOOK,DON, ILEEN            1642 EL CAPITAN DRIVE      REDDING            CA     96001      $127,340.94
  600126084     DAVALOS,ANITA              616 ROBERT AVENUE          OXNARD             CA     93030      $147,820.05
  600126088     CELINO,HOVENO              3085 SAN JOSE AVENUE       SAN FRANCISCO      CA     94112      $142,987.80
  600126090     KASPARIAN,SERAN            22100 BURBANK BLVD.        LOS ANGELES (WO    CA     91367       $46,712.14
  600126092     FOSTER,WILLIAM             31669 HIPSHOT DRIVE        CASTAIC            CA     91384      $104,807.82
  600126095     NAIR,MOHAN                 808 S. VAN NESS AVENUE     SAN FRANCISCO      CA     94110      $159,691.80
  600126111     CAJILIG,CARLOS/ZENAIDA     559 GRAND AVENUE AND 560   SOUTH SAN FRANC    CA     94080      $223,754.38
  600126137     KAPETANIOS,PETROS,TASIA    3636 LOUISIANA STREET      SAN DIEGO          CA     92104      $161,003.99
  600126139     LANGE,THERESA              813 WINDCREST DRIVE        CARLSBAD           CA     92009      $154,556.96
  600126143     SHORT,DANIELLE,ROBERT      9065 THREE SEASONS ROAD    SAN DIEGO          CA     92126      $117,845.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126044     REIMERS,ARTHUR,PAULA         8.250      .250    8.000     .0400     7.960     11/01/2012
  600126048     WANNAMAKER,BRIAN             8.625      .250    8.375     .0400     8.335     11/01/2012
  600126055     VERTH,MARY H                 8.875      .250    8.625     .0400     8.585     12/01/2012
  600126057     ROLLO,THOMAS, TINA           9.125      .250    8.875     .0400     8.835     11/01/2012
  600126065     HOOK,DON, ILEEN              8.375      .250    8.125     .0400     8.085     12/01/2012
  600126084     DAVALOS,ANITA                8.500      .250    8.250     .0400     8.210     12/01/2012
  600126088     CELINO,HOVENO                8.500      .250    8.250     .0400     8.210     11/01/2012
  600126090     KASPARIAN,SERAN              8.375      .250    8.125     .0400     8.085     11/01/2012
  600126092     FOSTER,WILLIAM               8.500      .250    8.250     .0400     8.210     11/01/2012
  600126095     NAIR,MOHAN                   8.250      .250    8.000     .0400     7.960     11/01/2012
  600126111     CAJILIG,CARLOS/ZENAIDA       9.000      .250    8.750     .0400     8.710     12/01/2012
  600126137     KAPETANIOS,PETROS,TASIA      8.500      .250    8.250     .0400     8.210     12/01/2012
  600126139     LANGE,THERESA                8.375      .250    8.125     .0400     8.085     12/01/2012
  600126143     SHORT,DANIELLE,ROBERT        8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126044     REIMERS,ARTHUR,PAULA       556967                     $1,580.66                  02/01/1998             180
  600126048     WANNAMAKER,BRIAN           557009                     $1,312.52                  02/01/1998             180
  600126055     VERTH,MARY H               557088                       $942.04                  02/01/1998             180
  600126057     ROLLO,THOMAS, TINA         557098                       $833.16                  02/01/1998             180
  600126065     HOOK,DON, ILEEN            557172                       $969.09                  02/01/1998             180
  600126084     DAVALOS,ANITA              557618                     $1,137.99                  02/01/1998             180
  600126088     CELINO,HOVENO              557692                     $1,101.47                  02/01/1998             180
  600126090     KASPARIAN,SERAN            557701                       $355.71                  02/01/1998             180
  600126092     FOSTER,WILLIAM             557709                       $807.36                  02/01/1998             180
  600126095     NAIR,MOHAN                 557730                     $1,202.03                  02/01/1998             180
  600126111     CAJILIG,CARLOS/ZENAIDA     557825                     $1,802.35                  02/01/1998             180
  600126137     KAPETANIOS,PETROS,TASIA    557920                     $1,239.49                  02/01/1998             180
  600126139     LANGE,THERESA              557942                     $1,176.21         2        02/01/1998             180
  600126143     SHORT,DANIELLE,ROBERT      557964                       $876.15                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126044     REIMERS,ARTHUR,PAULA                                                                          $263,000.00    N
  600126048     WANNAMAKER,BRIAN                                                                              $225,000.00    N
  600126055     VERTH,MARY H                                                                                  $148,000.00    N
  600126057     ROLLO,THOMAS, TINA                                                                            $128,000.00    N
  600126065     HOOK,DON, ILEEN                                                                               $150,000.00    N
  600126084     DAVALOS,ANITA                                                                                 $185,000.00    N
  600126088     CELINO,HOVENO                                                                                 $191,000.00    N
  600126090     KASPARIAN,SERAN                                                                                $58,500.00    N
  600126092     FOSTER,WILLIAM                                                                                $156,716.00    N
  600126095     NAIR,MOHAN                                                                                    $200,000.00    N
  600126111     CAJILIG,CARLOS/ZENAIDA                                                                        $280,000.00    N
  600126137     KAPETANIOS,PETROS,TASIA                                                                       $215,000.00    N
  600126139     LANGE,THERESA                                                                                 $162,900.00    N
  600126143     SHORT,DANIELLE,ROBERT                                                                         $147,500.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126144     MURPHY,DENNIS              592 HERMES AVENUE          ENCINITAS          CA     92024      $217,706.47
  600126145     RODRIGUES/RODRI,JOAO,CACI  3375-3381 MISSION BOULEVA  SAN DIEGO          CA     92109      $153,983.78
  600126151     PAULSEN,DANIEL             2651 CACTUS HILL DRIVE     LAS VEGAS          NV     89115      $111,788.29
  600126156     WILCOX,HOWARD              8017 SHADY GLEN AVENUE     LAS VEGAS          NV     89131      $111,257.45
  600126159     GILL,MICHAEL,VIRGINI       2853-59 BROADWAY           SAN DIEGO          CA     92102      $143,738.06
  600126161     WEIKEL,BRENDA              11233 TIERRASANTA BOULEVA  SAN DIEGO          CA     92124       $86,943.09
  600126162     JONES,JEFFREY              41164 PENNSYLVANIA AVENUE  BIG BEAR LAKE      CA     92315       $67,415.79
  600126174     BERG,DAVID                 7780 PARKWAY DRIVE         LA MESA            CA     91942       $89,939.61
  600126175     ANICHOWSKI,DAVID,SOPHIN    3468 FAIRVIEW DRIVE        VISTA              CA     92084      $218,360.67
  600126178     PAZMANY-BYRO,MARGARITA     5080 LONG BRANCH AVENUE    SAN DIEGO          CA     92107      $120,169.32
  600126182     HOOD,BETTINA               2352 ALTISMA WAY #21       CARLSBAD           CA     92009       $61,029.44
  600126184     PFEFFERKORN,JASON          1825 LA POSTA ROAD         CAMPO              CA     91906      $163,600.84
  600126189     JARAMILLO,JORGE,JUDITH     645 PERSIMMON WAY          OCEANSIDE          CA     92054       $55,978.28
  600126196     RIPPE,DAVID                8292 MANIFESTO CIRCLE      HUNTINGTON BEAC    CA     92646      $168,889.06


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126144     MURPHY,DENNIS                8.000      .250    7.750     .0400     7.710     12/01/2012
  600126145     RODRIGUES/RODRI,JOAO,CACI    8.625      .250    8.375     .0400     8.335     12/01/2012
  600126151     PAULSEN,DANIEL               8.500      .250    8.250     .0400     8.210     12/01/2012
  600126156     WILCOX,HOWARD                8.250      .250    8.000     .0400     7.960     12/01/2012
  600126159     GILL,MICHAEL,VIRGINI         8.875      .250    8.625     .0400     8.585     12/01/2012
  600126161     WEIKEL,BRENDA                8.125      .250    7.875     .0400     7.835     01/01/2013
  600126162     JONES,JEFFREY                8.375      .250    8.125     .0400     8.085     12/01/2012
  600126174     BERG,DAVID                   8.000      .250    7.750     .0400     7.710     01/01/2013
  600126175     ANICHOWSKI,DAVID,SOPHIN      8.250      .250    8.000     .0400     7.960     01/01/2013
  600126178     PAZMANY-BYRO,MARGARITA       8.000      .250    7.750     .0400     7.710     01/01/2013
  600126182     HOOD,BETTINA                 8.750      .250    8.500     .0400     8.460     12/01/2012
  600126184     PFEFFERKORN,JASON            8.500      .250    8.250     .0400     8.210     12/01/2012
  600126189     JARAMILLO,JORGE,JUDITH       8.250      .250    8.000     .0400     7.960     12/01/2012
  600126196     RIPPE,DAVID                  8.375      .250    8.125     .0400     8.085     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126144     MURPHY,DENNIS              557966                     $1,599.61                  02/01/1998             180
  600126145     RODRIGUES/RODRI,JOAO,CACI  557974                     $1,230.46                  02/01/1998             180
  600126151     PAULSEN,DANIEL             558075                       $861.18                  02/01/1998             180
  600126156     WILCOX,HOWARD              558158                       $836.91         2        02/01/1998             180
  600126159     GILL,MICHAEL,VIRGINI       558163                     $1,144.93                  02/01/1998             180
  600126161     WEIKEL,BRENDA              558194                       $645.97                  02/01/1998             180
  600126162     JONES,JEFFREY              558199                       $513.05                  02/01/1998             180
  600126174     BERG,DAVID                 558261                       $660.39                  02/01/1998             180
  600126175     ANICHOWSKI,DAVID,SOPHIN    558264                     $1,641.52         2        02/01/1998             180
  600126178     PAZMANY-BYRO,MARGARITA     558271                       $882.35                  02/01/1998             180
  600126182     HOOD,BETTINA               558324                       $480.67                  02/01/1998             180
  600126184     PFEFFERKORN,JASON          558348                     $1,259.48                  02/01/1998             180
  600126189     JARAMILLO,JORGE,JUDITH     558371                       $421.08         2        02/01/1998             180
  600126196     RIPPE,DAVID                558414                     $1,285.28         2        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126144     MURPHY,DENNIS                                                                                 $290,000.00    N
  600126145     RODRIGUES/RODRI,JOAO,CACI                                                                     $226,000.00    N
  600126151     PAULSEN,DANIEL                                                                                $140,000.00    N
  600126156     WILCOX,HOWARD                                                                                 $117,265.00    N
  600126159     GILL,MICHAEL,VIRGINI                                                                          $179,900.00    N
  600126161     WEIKEL,BRENDA                                                                                 $115,000.00    N
  600126162     JONES,JEFFREY                                                                                  $90,000.00    N
  600126174     BERG,DAVID                                                                                    $120,000.00    N
  600126175     ANICHOWSKI,DAVID,SOPHIN                                                                       $230,000.00    N
  600126178     PAZMANY-BYRO,MARGARITA                                                                        $185,000.00    N
  600126182     HOOD,BETTINA                                                                                   $79,000.00    N
  600126184     PFEFFERKORN,JASON                                                                             $234,000.00    N
  600126189     JARAMILLO,JORGE,JUDITH                                                                         $59,000.00    N
  600126196     RIPPE,DAVID                                                                                   $178,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126198     MADAYAG,HERMINIA           3252 ARIBA STREET          LAS VEGAS          NV     89129       $69,955.36
  600126200     GOLDSTEIN,ADA              361-363 1/2 NORTH STANLEY  LOS ANGELES        CA     90036      $189,872.52
  600126201     DANIELS,TINA               1024 COSMO AVENUE          EL CAJON           CA     92019       $49,968.92
  600126203     CARTER,THOMAS,JUDITH       480 WEST LAUREL STREET     SAN DIEGO          CA     92101      $191,883.69
  600126231     IANNICIELLO,LAUREN         508 MEADOW LANE            BIG BEAR AREA      CA     92314       $42,661.72
  600126233     CARR,EDDIE                 9208 SPRUCE MOUNTAIN WAY   LAS VEGAS          NV     89134      $151,910.26
  600126240     MIHANDOUST,MOHAMMAD        42571 CEDAR AVENUE         BIG BEAR LAKE      CA     92315       $44,972.74
  600126246     HARKINS,FRANCIS,MARILYN    3939 EAGLE STREET #208     SAN DIEGO          CA     92103       $88,040.88
  600126247     HERNANDEZ,IRENE            12142 PLUTO DRIVE          VICTORVILLE        CA     92392       $33,779.53
  600126248     FRICK,WILLIAM,CATHERI      17764 CORTE SOBRADO        SAN DIEGO          CA     92128      $168,700.34
  600126272     ODETTO,JOSEPH,DEBRA        133 NOTTINGHAM WAY         WINDSOR            CA     95492      $199,884.93
  600126273     PEARCE,WALTER              45 HARBOR OAK DRIVE #14    TIBURON            CA     94920      $220,662.76
  600126275     NGUYEN,RANDY               438 HARRIS ROAD            HAYWARD            CA     94544      $171,022.98
  600126276     BELDNER/CLARK,RAYMOND/CAT  4106 FOLSOM STREET         SAN FRANCISCO      CA     94110      $191,886.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126198     MADAYAG,HERMINIA             8.250      .250    8.000     .0400     7.960     01/01/2013
  600126200     GOLDSTEIN,ADA                8.000      .250    7.750     .0400     7.710     01/01/2013
  600126201     DANIELS,TINA                 8.375      .250    8.125     .0400     8.085     01/01/2013
  600126203     CARTER,THOMAS,JUDITH         8.500      .250    8.250     .0400     8.210     01/01/2013
  600126231     IANNICIELLO,LAUREN           8.750      .250    8.500     .0400     8.460     01/01/2013
  600126233     CARR,EDDIE                   8.625      .250    8.375     .0400     8.335     01/01/2013
  600126240     MIHANDOUST,MOHAMMAD          8.500      .250    8.250     .0400     8.210     01/01/2013
  600126246     HARKINS,FRANCIS,MARILYN      8.000      .250    7.750     .0400     7.710     01/01/2013
  600126247     HERNANDEZ,IRENE              8.500      .250    8.250     .0400     8.210     01/01/2013
  600126248     FRICK,WILLIAM,CATHERI        8.625      .250    8.375     .0400     8.335     01/01/2013
  600126272     ODETTO,JOSEPH,DEBRA          8.750      .250    8.500     .0400     8.460     01/01/2013
  600126273     PEARCE,WALTER                8.375      .250    8.125     .0400     8.085     01/01/2013
  600126275     NGUYEN,RANDY                 7.500      .250    7.250     .0400     7.210     01/01/2013
  600126276     BELDNER/CLARK,RAYMOND/CAT    8.625      .250    8.375     .0400     8.335     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126198     MADAYAG,HERMINIA           558442                       $525.89                  02/01/1998             180
  600126200     GOLDSTEIN,ADA              558460                     $1,394.15                  02/01/1998             180
  600126201     DANIELS,TINA               558462                       $380.04                  02/01/1998             180
  600126203     CARTER,THOMAS,JUDITH       558498                     $1,476.31                  02/01/1998             180
  600126231     IANNICIELLO,LAUREN         558625                       $336.31                  02/01/1998             180
  600126233     CARR,EDDIE                 558651                     $1,182.24         2        02/01/1998             180
  600126240     MIHANDOUST,MOHAMMAD        558699                       $346.01                  02/01/1998             180
  600126246     HARKINS,FRANCIS,MARILYN    558794                       $646.45                  02/01/1998             180
  600126247     HERNANDEZ,IRENE            558797                       $259.89                  02/01/1998             180
  600126248     FRICK,WILLIAM,CATHERI      558801                     $1,312.91                  02/01/1998             180
  600126272     ODETTO,JOSEPH,DEBRA        559322                     $1,573.40                  02/01/1998             180
  600126273     PEARCE,WALTER              559377                     $1,678.24                  02/01/1998             180
  600126275     NGUYEN,RANDY               559391                     $1,196.71                  02/01/1998             180
  600126276     BELDNER/CLARK,RAYMOND/CAT  559411                     $1,493.36                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126198     MADAYAG,HERMINIA                                                                              $128,000.00    N
  600126200     GOLDSTEIN,ADA                                                                                 $355,000.00    N
  600126201     DANIELS,TINA                                                                                  $117,000.00    N
  600126203     CARTER,THOMAS,JUDITH                                                                          $240,000.00    N
  600126231     IANNICIELLO,LAUREN                                                                             $57,000.00    N
  600126233     CARR,EDDIE                                                                                    $177,000.00    N
  600126240     MIHANDOUST,MOHAMMAD                                                                            $65,000.00    N
  600126246     HARKINS,FRANCIS,MARILYN                                                                       $117,500.00    N
  600126247     HERNANDEZ,IRENE                                                                                $42,250.00    N
  600126248     FRICK,WILLIAM,CATHERI                                                                         $211,000.00    N
  600126272     ODETTO,JOSEPH,DEBRA                                                                           $250,000.00    N
  600126273     PEARCE,WALTER                                                                                 $276,000.00    N
  600126275     NGUYEN,RANDY                                                                                  $244,500.00    N
  600126276     BELDNER/CLARK,RAYMOND/CAT                                                                     $240,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126322     JAVID,SAIED                24892 VIA KRISTINA         LAGUNA NIGUEL      CA     92677      $153,649.43
  600126325     KANAN,DEBRA                1517 HARVARD STREET        SANTA MONICA       CA     90404       $99,929.42
  600126354     BRENNER,CHRISTOPHER        3239 LAUREL CANYON BOULEV  LOS ANGELES        CA     91604      $195,871.79
  600126368     PAXTON,ERIC,KATHRYN        24 BALLANTREE              RANCHO SANTA       CA     92688      $168,627.87
  600126376     SIMICH,ANTHONY             9 CREEK VIEW ROAD          COTO DE CAZA       CA     92679      $219,844.72
  600126384     WATKINS,LISA V.            15425 133RD AVENUE NORTHE  ARLINGTON          WA     98223      $194,632.02
  600126393     ROUNDS,ED, TRUDI           14023 126TH AVENUE EAST    PUYALLUP           WA     98374      $136,917.01
  600126397     BLAIR,JOHATHAN,ANNE        2890 EAST BADGER ROAD      EVERSON            WA     98247       $75,454.26
  600126405     CLAGGETT,DAVID,CINDY       744 SOUTH 222ND STREET     DES MOINES         WA     98198      $220,862.64
  600126412     FISCHLER,EVELYN E.         1714 144TH AVENUE SOUTHEA  BELLEVUE           WA     98007      $133,910.09
  600126414     PEMBROKE/ JONES,JANE/ STE  13749 20TH AVENUE NORTHEA  SEATTLE            WA     98125      $115,929.73
  600126421     MILLER,MELVIN, WANDA       3679 225TH PLACE SOUTHEAS  ISSAQUAH           WA     98029      $147,505.88
  600126434     HALL,RONALD,KAREN          26 SAW MILL COURT          MOUNTAIN VIEW      CA     94043      $223,461.02
  600126439     MORRISON,JAMES,ELLEN       14892 BEAR CREEK ROAD      BOULDER CREEK      CA     95006      $149,896.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126322     JAVID,SAIED                  8.125      .250    7.875     .0400     7.835     01/01/2013
  600126325     KANAN,DEBRA                  7.750      .250    7.500     .0400     7.460     01/01/2013
  600126354     BRENNER,CHRISTOPHER          8.125      .250    7.875     .0400     7.835     01/01/2013
  600126368     PAXTON,ERIC,KATHRYN          7.625      .250    7.375     .0400     7.335     01/01/2013
  600126376     SIMICH,ANTHONY               7.750      .250    7.500     .0400     7.460     01/01/2013
  600126384     WATKINS,LISA V.              8.500      .250    8.250     .0400     8.210     01/01/2013
  600126393     ROUNDS,ED, TRUDI             8.500      .250    8.250     .0400     8.210     01/01/2013
  600126397     BLAIR,JOHATHAN,ANNE          8.500      .250    8.250     .0400     8.210     01/01/2013
  600126405     CLAGGETT,DAVID,CINDY         8.375      .250    8.125     .0400     8.085     01/01/2013
  600126412     FISCHLER,EVELYN E.           8.000      .250    7.750     .0400     7.710     01/01/2013
  600126414     PEMBROKE/ JONES,JANE/ STE    8.500      .250    8.250     .0400     8.210     01/01/2013
  600126421     MILLER,MELVIN, WANDA         8.250      .250    8.000     .0400     7.960     01/01/2013
  600126434     HALL,RONALD,KAREN            8.375      .250    8.125     .0400     8.085     01/01/2013
  600126439     MORRISON,JAMES,ELLEN         7.875      .250    7.625     .0400     7.585     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126322     JAVID,SAIED                559995                     $1,141.59                  02/01/1998             180
  600126325     KANAN,DEBRA                560031                       $716.41                  02/01/1998             180
  600126354     BRENNER,CHRISTOPHER        560367                     $1,455.29                  02/01/1998             180
  600126368     PAXTON,ERIC,KATHRYN        560517                     $1,194.40                  02/01/1998             180
  600126376     SIMICH,ANTHONY             560860                     $1,576.11                  02/01/1998             180
  600126384     WATKINS,LISA V.            560906                     $1,497.46         2        02/01/1998             180
  600126393     ROUNDS,ED, TRUDI           560957                     $1,053.41                  02/01/1998             180
  600126397     BLAIR,JOHATHAN,ANNE        560985                       $580.53                  02/01/1998             180
  600126405     CLAGGETT,DAVID,CINDY       561040                     $1,679.76                  02/01/1998             180
  600126412     FISCHLER,EVELYN E.         561105                       $983.24                  02/01/1998             180
  600126414     PEMBROKE/ JONES,JANE/ STE  561125                       $891.94                  02/01/1998             180
  600126421     MILLER,MELVIN, WANDA       561237                     $1,108.87                  02/01/1998             180
  600126434     HALL,RONALD,KAREN          563071                     $1,699.52                  02/01/1998             180
  600126439     MORRISON,JAMES,ELLEN       563126                     $1,087.60                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126322     JAVID,SAIED                                                                                   $205,000.00    N
  600126325     KANAN,DEBRA                                                                                   $125,000.00    N
  600126354     BRENNER,CHRISTOPHER                                                                           $245,000.00    N
  600126368     PAXTON,ERIC,KATHRYN                                                                           $210,990.00    N
  600126376     SIMICH,ANTHONY                                                                                $275,000.00    N
  600126384     WATKINS,LISA V.                                                                               $205,000.00    N
  600126393     ROUNDS,ED, TRUDI                                                                              $162,000.00    N
  600126397     BLAIR,JOHATHAN,ANNE                                                                           $105,000.00    N
  600126405     CLAGGETT,DAVID,CINDY                                                                          $260,000.00    N
  600126412     FISCHLER,EVELYN E.                                                                            $167,500.00    N
  600126414     PEMBROKE/ JONES,JANE/ STE                                                                     $145,000.00    N
  600126421     MILLER,MELVIN, WANDA                                                                          $184,500.00    N
  600126434     HALL,RONALD,KAREN                                                                             $279,500.00    N
  600126439     MORRISON,JAMES,ELLEN                                                                          $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126447     LEE,KYU,YUN                13555 ROSE DRIVE           SAN LEANDRO        CA     94578      $147,905.63
  600126464     CLARK,RUSSELL              7786 CALLE MEJOR           CARLSBAD           CA     92009      $196,664.56
  600126470     CLOSSON,DAVID              40214 NARROW LANE          BIG BEAR LAKE      CA     92315       $85,548.14
  600126477     HUSLI,ERIC,ERIN            15 AZALEA                  ALISO VIEJO ARE    CA     92656      $187,277.41
  600126479     MESSENGER,TODD,ANGELA      4608 MONONGAHELA STREET    SAN DIEGO          CA     92117      $150,299.09
  600126490     JONES,ALBERT               3523 BACK COUNTRY DRIVE    NORTH LAS VEGAS    NV     89031      $111,434.17
  600126496     THOMPSON,WILLIAM,CYNTHIA   535 VALLEY DRIVE           VISTA AREA         CA     92084      $195,868.49


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126447     LEE,KYU,YUN                  8.250      .250    8.000     .0400     7.960     01/01/2013
  600126464     CLARK,RUSSELL                7.875      .250    7.625     .0400     7.585     01/01/2013
  600126470     CLOSSON,DAVID                8.500      .250    8.250     .0400     8.210     01/01/2013
  600126477     HUSLI,ERIC,ERIN              8.125      .250    7.875     .0400     7.835     01/01/2013
  600126479     MESSENGER,TODD,ANGELA        8.000      .250    7.750     .0400     7.710     01/01/2013
  600126490     JONES,ALBERT                 8.625      .250    8.375     .0400     8.335     01/01/2013
  600126496     THOMPSON,WILLIAM,CYNTHIA     8.000      .250    7.750     .0400     7.710     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126447     LEE,KYU,YUN                563323                     $1,111.87                  02/01/1998             180
  600126464     CLARK,RUSSELL              566026                     $1,426.94                  02/01/1998             180
  600126470     CLOSSON,DAVID              566107                       $658.19                  02/01/1998             180
  600126477     HUSLI,ERIC,ERIN            566210                     $1,391.44                  02/01/1998             180
  600126479     MESSENGER,TODD,ANGELA      566297                     $1,103.58                  02/01/1998             180
  600126490     JONES,ALBERT               566864                       $867.24         2        02/01/1998             180
  600126496     THOMPSON,WILLIAM,CYNTHIA   566896                     $1,438.18                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126447     LEE,KYU,YUN                                                                                   $185,000.00    N
  600126464     CLARK,RUSSELL                                                                                 $262,411.00    N
  600126470     CLOSSON,DAVID                                                                                 $107,000.00    N
  600126477     HUSLI,ERIC,ERIN                                                                               $234,265.00    N
  600126479     MESSENGER,TODD,ANGELA                                                                         $188,000.00    N
  600126490     JONES,ALBERT                                                                                  $124,000.00    N
  600126496     THOMPSON,WILLIAM,CYNTHIA                                                                      $245,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:23:04               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1417    POOL NAME:      1998-2 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
                   -----       -------         -------           ---------       ---------           -----
 ** POOL
 ** TOTAL                469             0    61,129,201.96    82,106,856.00    61,266,518.00       474,419.85


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3



                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500054882     TORIELLI,ROBERT            345 NEW DOVER ROAD         WOODBRIDGE TOWN    NJ     07067      $188,318.10
  500055676     ALABARCA,NESTOR C& BIEN D  N1808 LORAMOOR LANE        LAKE GENEVA        WI     53147      $185,472.61
  500062700     SCHWARTZ,LEON I            2720 MONTE MAR TERRACE     LOS ANGELES        CA     90064      $366,960.48
  500062810     BERRY,DAVID                1 PINE RIDGE LN            COLD SPRING        KY     41076      $217,237.82
  500063113     SAROKI,VICTOR              323 BALDWIN                BIRMINGHAM         MI     48009      $431,180.39
  500063174     AUSTIN,RANDALL S           1621 GRANVIA ALTAMIRA      PALOS VERDES ES    CA     90274      $424,752.19
  500063240     LATIMER,DOUGLAS F III      3410 GARDEN GATE WAY       HOUSTON            TX     77059      $239,712.09
  500063339     ANDREWS,CHRISTINE          378 SOUTH AVE              NEW CANAAN         CT     06840      $301,859.85
  500063345     CONNORS,R KEVIN            47 SHIELDS ROAD            DARIEN             CT     06820      $576,041.07
  500063347     JEMIO,HUMBERTO             6801 CHURCHILL ROAD        MCLEAN             VA     22101      $245,795.14
  500063348     ARDIRE,ANTHONY J           748 PINE TREE ROAD         HUMMELSTOWN        PA     17036      $335,433.71
  500063378     SALE,RICHARD T IV          6626 VALLEY DRIVE          BRENTWOOD          TN     37027      $303,183.19
  500063387     ALU,CHERYL                 1589 MARMONT AVENUE        LOS ANGELES        CA     90069      $432,440.80
  500063388     NGUYEN,NELSON & JULIE J    136 DORADO TERRACE         SAN FRANCISCO      CA     94112      $281,506.13


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500054882     TORIELLI,ROBERT              7.250      .150    7.100     .1000     7.000     10/01/2005
  500055676     ALABARCA,NESTOR C& BIEN D    6.750      .250    6.500     .0500     6.450     11/01/2006
  500062700     SCHWARTZ,LEON I              7.625      .250    7.375     .0500     7.325     11/01/2011
  500062810     BERRY,DAVID                  8.000      .250    7.750     .0500     7.700     11/01/2011
  500063113     SAROKI,VICTOR                8.125      .250    7.875     .0500     7.825     12/01/2011
  500063174     AUSTIN,RANDALL S             7.375      .150    7.225     .1000     7.125     01/01/2012
  500063240     LATIMER,DOUGLAS F III        7.500      .150    7.350     .1000     7.250     01/01/2012
  500063339     ANDREWS,CHRISTINE            7.500      .150    7.350     .1000     7.250     01/01/2012
  500063345     CONNORS,R KEVIN              7.750      .150    7.600     .1000     7.500     01/01/2012
  500063347     JEMIO,HUMBERTO               7.000      .150    6.850     .1000     6.750     01/01/2012
  500063348     ARDIRE,ANTHONY J             7.250      .150    7.100     .1000     7.000     01/01/2012
  500063378     SALE,RICHARD T IV            7.500      .150    7.350     .1000     7.250     02/01/2012
  500063387     ALU,CHERYL                   8.125      .250    7.875     .0500     7.825     11/01/2011
  500063388     NGUYEN,NELSON & JULIE J      7.375      .250    7.125     .0500     7.075     01/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500054882     TORIELLI,ROBERT            090219037                  $2,687.73                  02/01/1998             144
  500055676     ALABARCA,NESTOR C& BIEN D  2615116401                 $2,343.94                  02/01/1998             156
  500062700     SCHWARTZ,LEON I            092407333                  $3,596.40                  02/01/1998             180
  500062810     BERRY,DAVID                8347235                    $2,178.89                  02/01/1998             180
  500063113     SAROKI,VICTOR              092407770                  $4,332.97                  02/01/1998             180
  500063174     AUSTIN,RANDALL S           092414306                  $4,075.26                  02/01/1998             180
  500063240     LATIMER,DOUGLAS F III      092414931                  $2,316.60                  02/01/1998             180
  500063339     ANDREWS,CHRISTINE          092408924                  $2,966.44                  02/01/1998             180
  500063345     CONNORS,R KEVIN            092415379                  $5,647.65                  02/01/1998             180
  500063347     JEMIO,HUMBERTO             092415728                  $2,307.29                  02/01/1998             180
  500063348     ARDIRE,ANTHONY J           092415996                  $3,195.02                  02/01/1998             180
  500063378     SALE,RICHARD T IV          092413492                  $2,920.09                  02/01/1998             180
  500063387     ALU,CHERYL                 4019022                    $4,359.94                  02/01/1998             180
  500063388     NGUYEN,NELSON & JULIE J    4090619                    $2,700.90                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500054882     TORIELLI,ROBERT             .00       .00       .00       .000        .150          .250      $620,000.00    N
  500055676     ALABARCA,NESTOR C& BIEN D                                                                     $503,000.00    N
  500062700     SCHWARTZ,LEON I             .00       .00       .00       .000        .250          .300    $1,150,000.00    N
  500062810     BERRY,DAVID                 .00       .00       .00       .000        .250          .300      $285,000.00    N
  500063113     SAROKI,VICTOR               .00       .00       .00       .000        .250          .300      $780,000.00    N
  500063174     AUSTIN,RANDALL S            .00       .00       .00       .000        .150          .250      $810,000.00    N
  500063240     LATIMER,DOUGLAS F III       .00       .00       .00       .000        .150          .250      $449,900.00    N
  500063339     ANDREWS,CHRISTINE           .00       .00       .00       .000        .150          .250      $400,000.00    N
  500063345     CONNORS,R KEVIN             .00       .00       .00       .000        .150          .250    $1,050,000.00    N
  500063347     JEMIO,HUMBERTO              .00       .00       .00       .000        .150          .250      $375,000.00    N
  500063348     ARDIRE,ANTHONY J            .00       .00       .00       .000        .150          .250      $549,000.00    N
  500063378     SALE,RICHARD T IV           .00       .00       .00       .000        .150          .250      $420,000.00    N
  500063387     ALU,CHERYL                  .00       .00       .00       .000        .250          .300      $566,000.00    N
  500063388     NGUYEN,NELSON & JULIE J     .00       .00       .00       .000        .250          .300      $367,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063389     OWENS,WILLIAM A & MONIKA   1355 CAMINITO BATEA        SAN DIEGO          CA     92037      $603,665.84
  500063390     SCOTT,DWAYNE H & PHYLLIS   7942 ERB WAY               TRACY              CA     95207      $270,455.39
  500063448     ZIERENBERG,ROGER H JR & K  6001 GRIMES CANYON ROAD    MOORPARK           CA     93021      $335,055.06
  500063449     DUDASH,GEORGE M            9884 OAT HILL ROAD         ESCONDIDO          CA     92026      $249,895.94
  500063451     SHARIF,KELLY MCCREARY- &   2706 DEBBIE COURT          SAN CARLOS         CA     94070      $401,675.23
  500063452     CHEN,MING & CHRISTINA      1815 ALAWEO STREET         HONOLULU           HI     96821      $610,101.23
  500063454     MAXWELL,JAMES HARVEY III   25687 DEER TRAIL PLACE     HAYWARD            CA     94541      $224,361.08
  500063486     GITOMER,ROBERT A & DEBORA  8525 BURKHART ROAD         HOUSTON            TX     77055      $262,944.53
  500063687     BEGLEY,CHRISTOPHER B       4 WARWICK CIRCLE           ANDOVER            MA     01810      $330,688.13
  500063691     HOTTOWE,J DANIEL           24536 ALTA LOMA COURT      LAGUNA HILLS       CA     92653      $257,035.43
  500063693     ANDERSON,MARK F            200-202 FAIR OAKS STREET   SAN FRANCISCO      CA     94110      $462,548.31
  500063780     BAZOS,ANDREW N             188 NORTHROP STREET        BRIDGEWATER        CT     06752      $384,360.83
  500063785     JOHNSTONE,GEORGE W         10602 BEACH AVENUE         TOWNSHIP OF LON    NJ     08008      $288,510.10
  500063839     QUINTON,BILLY D JR         1318 HIDDEN BROOK LANE     ACWORTH            GA     30101      $230,227.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063389     OWENS,WILLIAM A & MONIKA     7.375      .250    7.125     .0500     7.075     01/01/2012
  500063390     SCOTT,DWAYNE H & PHYLLIS     7.250      .250    7.000     .0500     6.950     01/01/2012
  500063448     ZIERENBERG,ROGER H JR & K    7.875      .250    7.625     .0500     7.575     12/01/2011
  500063449     DUDASH,GEORGE M              7.125      .250    6.875     .0500     6.825     01/01/2012
  500063451     SHARIF,KELLY MCCREARY- &     7.875      .250    7.625     .0500     7.575     11/01/2011
  500063452     CHEN,MING & CHRISTINA        7.750      .250    7.500     .0500     7.450     11/01/2011
  500063454     MAXWELL,JAMES HARVEY III     7.375      .250    7.125     .0500     7.075     01/01/2012
  500063486     GITOMER,ROBERT A & DEBORA    7.625      .250    7.375     .0500     7.325     01/01/2012
  500063687     BEGLEY,CHRISTOPHER B         7.125      .150    6.975     .1000     6.875     02/01/2012
  500063691     HOTTOWE,J DANIEL             7.875      .250    7.625     .0500     7.575     01/01/2012
  500063693     ANDERSON,MARK F              7.875      .150    7.725     .1000     7.625     02/01/2012
  500063780     BAZOS,ANDREW N               7.000      .150    6.850     .1000     6.750     02/01/2012
  500063785     JOHNSTONE,GEORGE W           7.250      .150    7.100     .1000     7.000     02/01/2012
  500063839     QUINTON,BILLY D JR           7.500      .150    7.350     .1000     7.250     03/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063389     OWENS,WILLIAM A & MONIKA   4071742                    $5,791.84                  02/01/1998             180
  500063390     SCOTT,DWAYNE H & PHYLLIS   4094686                    $2,576.10                  02/01/1998             180
  500063448     ZIERENBERG,ROGER H JR & K  4053823                    $3,319.58                  02/01/1998             180
  500063449     DUDASH,GEORGE M            4076782                    $2,375.55                  02/01/1998             180
  500063451     SHARIF,KELLY MCCREARY- &   4030961                    $3,992.98                  02/01/1998             180
  500063452     CHEN,MING & CHRISTINA      4013603                    $6,024.17                  02/01/1998             180
  500063454     MAXWELL,JAMES HARVEY III   4076253                    $2,152.63                  02/01/1998             180
  500063486     GITOMER,ROBERT A & DEBORA  4091062                    $2,559.52                  02/01/1998             180
  500063687     BEGLEY,CHRISTOPHER B       092414298                  $3,116.06                  02/01/1998             180
  500063691     HOTTOWE,J DANIEL           092416036                  $2,549.43                  02/01/1998             180
  500063693     ANDERSON,MARK F            092417031                  $4,552.56                  02/01/1998             180
  500063780     BAZOS,ANDREW N             092411107                  $3,595.31                  02/01/1998             180
  500063785     JOHNSTONE,GEORGE W         092417851                  $2,738.59                  02/01/1998             180
  500063839     QUINTON,BILLY D JR         092416510                  $2,210.00                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063389     OWENS,WILLIAM A & MONIKA    .00       .00       .00       .000        .250          .300      $787,000.00    N
  500063390     SCOTT,DWAYNE H & PHYLLIS    .00       .00       .00       .000        .250          .300      $415,000.00    N
  500063448     ZIERENBERG,ROGER H JR & K   .00       .00       .00       .000        .250          .300      $900,000.00    N
  500063449     DUDASH,GEORGE M             .00       .00       .00       .000        .250          .300      $350,000.00    N
  500063451     SHARIF,KELLY MCCREARY- &    .00       .00       .00       .000        .250          .300      $590,000.00    N
  500063452     CHEN,MING & CHRISTINA       .00       .00       .00       .000        .250          .300      $815,000.00    N
  500063454     MAXWELL,JAMES HARVEY III    .00       .00       .00       .000        .250          .300      $300,000.00    N
  500063486     GITOMER,ROBERT A & DEBORA   .00       .00       .00       .000        .250          .300      $420,000.00    N
  500063687     BEGLEY,CHRISTOPHER B        .00       .00       .00       .000        .150          .250      $740,000.00    N
  500063691     HOTTOWE,J DANIEL            .00       .00       .00       .000        .250          .300      $340,000.00    N
  500063693     ANDERSON,MARK F             .00       .00       .00       .000        .150          .250      $605,000.00    N
  500063780     BAZOS,ANDREW N              .00       .00       .00       .000        .150          .250      $925,000.00    N
  500063785     JOHNSTONE,GEORGE W          .00       .00       .00       .000        .150          .250      $428,000.00    N
  500063839     QUINTON,BILLY D JR          .00       .00       .00       .000        .150          .250      $298,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063840     GREEN,JOHN F               112 TOWN STREET            WEST CORNWALL      CT     06796      $241,430.19
  500063842     BAKER,DAVID M              2 GREYSTONE FARM LANE      WESTPORT           CT     06880      $869,469.71
  500063986     SWEENEY,TERRENCE P         331 MORRIS AVENUE          MOUNTAIN LAKES     NJ     07046      $299,373.41
  500064004     MITCHELL,BRIAN A           3247 BRINTON TRAIL         CINCINNATI         OH     45241      $261,031.30
  500064101     CONNOLLY,JANE E            2123 GRANADA BOULEVARD     CORAL GABLES       FL     33134      $393,320.65
  500064127     HOFERT,DAVID K             863 COMMONWEALTH AVENUE    NEWTON             MA     02159      $339,290.80
  500064131     POWERS,THOMAS A            1890 BURKE HOLLOW ROAD     NOLENSVILLE        TN     37135      $210,633.04
  500064216     GIANNULLI,MOSSIMO G        42 SMITHCLIFFS ROAD        LAGUNA BEACH       CA     92651      $933,280.86
  500064346     HOUGLAND,HOWARD E          1540 NELSON ROAD           BOZEMAN            MT     59718      $247,970.67
  500064347     LEAHY,TERENCE M            27 MERIAM STREET           LEXINGTON          MA     02173      $483,803.61
  500064396     TERLAU,TIMOTHY P           1132 O'BANNONVILLE ROAD    LOVELAND           OH     45140      $250,894.80
  500064397     ARMESTO,DAVID M            3801 BENTLEY ROAD          MECHANICSBURG      PA     17055      $232,852.49
  500064432     RIMPO,APRIL M              14032 HOWARD ROAD          DAYTON             MD     21036      $290,383.44
  500064468     BLAU,MICHAEL L             15 WEBSTER LANE            WAYLAND            MA     01778      $387,043.74


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063840     GREEN,JOHN F                 7.500      .150    7.350     .1000     7.250     03/01/2012
  500063842     BAKER,DAVID M                7.625      .150    7.475     .1000     7.375     03/01/2012
  500063986     SWEENEY,TERRENCE P           7.500      .150    7.350     .1000     7.250     03/01/2012
  500064004     MITCHELL,BRIAN A             7.875      .150    7.725     .1000     7.625     03/01/2012
  500064101     CONNOLLY,JANE E              8.000      .250    7.750     .0500     7.700     02/01/2012
  500064127     HOFERT,DAVID K               6.875      .150    6.725     .1000     6.625     03/01/2012
  500064131     POWERS,THOMAS A              7.625      .150    7.475     .1000     7.375     03/01/2012
  500064216     GIANNULLI,MOSSIMO G          8.000      .250    7.750     .0500     7.700     03/01/2012
  500064346     HOUGLAND,HOWARD E            7.750      .150    7.600     .1000     7.500     04/01/2012
  500064347     LEAHY,TERENCE M              7.000      .150    6.850     .1000     6.750     04/01/2012
  500064396     TERLAU,TIMOTHY P             7.625      .150    7.475     .1000     7.375     04/01/2012
  500064397     ARMESTO,DAVID M              8.000      .150    7.850     .1000     7.750     04/01/2012
  500064432     RIMPO,APRIL M                7.125      .150    6.975     .1000     6.875     04/01/2012
  500064468     BLAU,MICHAEL L               7.000      .150    6.850     .1000     6.750     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063840     GREEN,JOHN F               092416974                  $2,317.53                  02/01/1998             180
  500063842     BAKER,DAVID M              092418682                  $8,407.17                  02/01/1998             180
  500063986     SWEENEY,TERRENCE P         092413973                  $2,873.74                  02/01/1998             180
  500064004     MITCHELL,BRIAN A           092420077                  $2,560.81                  02/01/1998             180
  500064101     CONNOLLY,JANE E            092418693                  $3,899.07                  02/01/1998             180
  500064127     HOFERT,DAVID K             092420769                  $3,139.33                  02/01/1998             180
  500064131     POWERS,THOMAS A            092422554                  $2,161.40                  02/01/1998             180
  500064216     GIANNULLI,MOSSIMO G        092421364                  $9,222.05                  02/01/1998             180
  500064346     HOUGLAND,HOWARD E          092422877                  $2,407.31                  02/01/1998             180
  500064347     LEAHY,TERENCE M            092423535                  $4,494.14                  02/01/1998             180
  500064396     TERLAU,TIMOTHY P           092425235                  $2,428.74                  02/01/1998             180
  500064397     ARMESTO,DAVID M            092425390                  $2,293.57                  02/01/1998             180
  500064432     RIMPO,APRIL M              092423517                  $2,717.49                  02/01/1998             180
  500064468     BLAU,MICHAEL L             092425916                  $3,595.31                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063840     GREEN,JOHN F                .00       .00       .00       .000        .150          .250      $340,000.00    N
  500063842     BAKER,DAVID M               .00       .00       .00       .000        .150          .250    $1,245,000.00    N
  500063986     SWEENEY,TERRENCE P          .00       .00       .00       .000        .150          .250      $440,000.00    N
  500064004     MITCHELL,BRIAN A            .00       .00       .00       .000        .150          .250      $390,000.00    N
  500064101     CONNOLLY,JANE E             .00       .00       .00       .000        .250          .300      $510,000.00    N
  500064127     HOFERT,DAVID K              .00       .00       .00       .000        .150          .250      $440,000.00    N
  500064131     POWERS,THOMAS A             .00       .00       .00       .000        .150          .250      $316,000.00    N
  500064216     GIANNULLI,MOSSIMO G         .00       .00       .00       .000        .250          .300    $3,500,000.00    N
  500064346     HOUGLAND,HOWARD E           .00       .00       .00       .000        .150          .250      $341,000.00    N
  500064347     LEAHY,TERENCE M             .00       .00       .00       .000        .150          .250      $890,000.00    N
  500064396     TERLAU,TIMOTHY P            .00       .00       .00       .000        .150          .250      $425,000.00    N
  500064397     ARMESTO,DAVID M             .00       .00       .00       .000        .150          .250      $310,000.00    N
  500064432     RIMPO,APRIL M               .00       .00       .00       .000        .150          .250      $375,000.00    N
  500064468     BLAU,MICHAEL L              .00       .00       .00       .000        .150          .250      $617,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500064537     HIATT,JOHN D               3452 EAGLECLIFF DRIVE      ESTES PARK         CO     80517      $286,121.02
  500064569     MORDZYNSKI,SHIMON          6 BIRCHWOOD DRIVE          TOWNSHIP OF LIV    NJ     07039      $250,356.87
  500064577     INKLEY,JOHN J JR & CATHER  35 MUIRFIELD LANE          TOWN AND COUNTR    MO     63141      $293,199.42
  500064584     CONTI,JOHN A               12 CAMP BAL PLACE          LITTLE FALLS TO    NJ     07424      $229,308.87
  500064591     YARDENI,MIKE M             4665 GLOBE WILLOW DRIVE    EL PASO            TX     79922      $319,144.30
  500064593     WISLER,RICHARD A           1712 MARYLAND AVENUE       CAPE MAY           NJ     08204      $270,652.57
  500064610     FELDER,SAMUEL              OFF SNAKE HOLE ROAD, NEW   BLOCK ISLAND       RI     02807      $222,914.45
  500064627     DONAHUE,MICHAEL J          405 MULBERRY LANE          HAVERFORD          PA     19041      $603,081.96
  500064636     REDMOND,KEVIN J            16 GOULD ROAD              BEDFORD            MA     01730      $225,035.33
  500064637     BULL,BEN H                 300 FALLS RIDGE COVE       ALPHARETTA         GA     30201      $331,817.14
  500064663     PEERSON,JAMES L            8028 KENTWOOD AVENUE       LOS ANGELES        CA     90048      $352,016.85
  500064668     ZORNOSA,JOHN P             126 FOXFIRE LANE           LEWISBERRY         PA     17339      $248,188.18
  500064689     DESOUZA,EDWARD             8 CLASSIC DRIVE            TRUMBULL           CT     06611      $325,663.68
  500064729     JORDAN,JEFFREY A           402 CHELSEA BAY            COPPELL            TX     75019      $247,468.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500064537     HIATT,JOHN D                 7.875      .250    7.625     .0500     7.575     04/01/2012
  500064569     MORDZYNSKI,SHIMON            8.125      .150    7.975     .1000     7.875     05/01/2012
  500064577     INKLEY,JOHN J JR & CATHER    8.500      .250    8.250     .0500     8.200     06/01/2012
  500064584     CONTI,JOHN A                 7.125      .150    6.975     .1000     6.875     05/01/2012
  500064591     YARDENI,MIKE M               7.875      .150    7.725     .1000     7.625     05/01/2012
  500064593     WISLER,RICHARD A             8.125      .150    7.975     .1000     7.875     05/01/2012
  500064610     FELDER,SAMUEL                7.375      .150    7.225     .1000     7.125     05/01/2012
  500064627     DONAHUE,MICHAEL J            7.750      .150    7.600     .1000     7.500     05/01/2012
  500064636     REDMOND,KEVIN J              7.250      .150    7.100     .1000     7.000     05/01/2012
  500064637     BULL,BEN H                   7.250      .150    7.100     .1000     7.000     05/01/2012
  500064663     PEERSON,JAMES L              7.625      .150    7.475     .1000     7.375     05/01/2012
  500064668     ZORNOSA,JOHN P               8.000      .150    7.850     .1000     7.750     05/01/2012
  500064689     DESOUZA,EDWARD               7.375      .150    7.225     .1000     7.125     06/01/2012
  500064729     JORDAN,JEFFREY A             7.750      .150    7.600     .1000     7.500     06/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500064537     HIATT,JOHN D               092423017                  $2,797.93                  02/01/1998             180
  500064569     MORDZYNSKI,SHIMON          092427207                  $2,503.49                  02/01/1998             180
  500064577     INKLEY,JOHN J JR & CATHER  033399                     $2,954.22                  02/01/1998             180
  500064584     CONTI,JOHN A               092411800                  $2,138.67                  02/01/1998             180
  500064591     YARDENI,MIKE M             092429197                  $3,110.92                  02/01/1998             180
  500064593     WISLER,RICHARD A           092429364                  $2,676.81        12        02/01/1998             180
  500064610     FELDER,SAMUEL              091893251                  $2,115.82                  02/01/1998             180
  500064627     DONAHUE,MICHAEL J          092430040                  $5,835.91                  02/01/1998             180
  500064636     REDMOND,KEVIN J            092423779                  $2,259.34                  02/01/1998             180
  500064637     BULL,BEN H                 092431045                  $3,195.02                  02/01/1998             180
  500064663     PEERSON,JAMES L            092426626                  $3,381.55         3        02/01/1998             180
  500064668     ZORNOSA,JOHN P             092430084                  $2,436.91                  02/01/1998             180
  500064689     DESOUZA,EDWARD             092428776                  $3,072.54                  02/01/1998             180
  500064729     JORDAN,JEFFREY A           092430569                  $2,387.08                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500064537     HIATT,JOHN D                .00       .00       .00       .000        .250          .300      $525,000.00    N
  500064569     MORDZYNSKI,SHIMON           .00       .00       .00       .000        .150          .250      $375,000.00    N
  500064577     INKLEY,JOHN J JR & CATHER   .00       .00       .00       .000        .250          .300      $600,000.00    N
  500064584     CONTI,JOHN A                .00       .00       .00       .000        .150          .250      $337,300.00    N
  500064591     YARDENI,MIKE M              .00       .00       .00       .000        .150          .250      $410,000.00    N
  500064593     WISLER,RICHARD A            .00       .00       .00       .000        .150          .250      $309,000.00    N
  500064610     FELDER,SAMUEL               .00       .00       .00       .000        .150          .250      $390,000.00    N
  500064627     DONAHUE,MICHAEL J           .00       .00       .00       .000        .150          .250      $775,000.00    N
  500064636     REDMOND,KEVIN J             .00       .00       .00       .000        .150          .250      $388,000.00    N
  500064637     BULL,BEN H                  .00       .00       .00       .000        .150          .250      $512,000.00    N
  500064663     PEERSON,JAMES L             .00       .00       .00       .000        .150          .250      $390,000.00    N
  500064668     ZORNOSA,JOHN P              .00       .00       .00       .000        .150          .250      $345,000.00    N
  500064689     DESOUZA,EDWARD              .00       .00       .00       .000        .150          .250      $418,000.00    N
  500064729     JORDAN,JEFFREY A            .00       .00       .00       .000        .150          .250      $317,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500064741     FALKOWSKY,ALAN R           129 S. LAKEVIEW AVENUE     SCRANTON           PA     18505      $231,363.03
  500064744     WIESE,BRIAN R              1680 BRIGHT WAY PLACE      BRENTWOOD          TN     37024      $243,891.21
  500064770     WATTS,MICHAEL L            2709 NORTH SHORE CIRCLE    WICHITA            KS     67205      $390,329.38
  500064792     NEHER,DAWN K               331 WELLESLEY STREET       WESTON             MA     02193      $587,749.88
  500064795     NELSON,CLARENCE G          2732 BROYLES LANE          FRANKLIN           TN     37069      $242,317.13
  500064867     HALL,JOHN T                3N976 LONGFELLOW PLACE     ST. CHARLES        IL     60175      $293,537.57
  500064926     ESDALE,KENNETH             3 PHEASANT RUN             TOWNSHIP OF GRE    NJ     08812      $421,315.05
  500064927     WHITAKER,GARY C            102 ENCKS MILL ROAD        CARLISLE           PA     17013      $235,204.79
  500064933     MURPHY,THERESE             1854 VALLEJO STREET        SAN FRANCISCO      CA     94123      $410,952.61
  500065055     ELIOT,DANIEL ROBERT        121 SOUTH CANON DR #103    BEVERLY HILLS      CA     90212      $246,064.65
  500065213     PERRONE,NICHOLAS           8 CHERRY LANE              TOWNSHIP OF NEW    PA     19073      $392,478.49
  500065217     BEAVERSON,CHARLES A JR     274 HILLDALE ROAD          VILLANOVA          PA     19805      $294,537.03
  500065242     FISHER,SETH W              1 SANDY HILL TERRACE       TOWNSHIP OF WRI    PA     18707      $294,358.85
  500065263     RAY,RICHARD L              RT 3 BOX 211A              RICHMOND           MO     64085      $309,324.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500064741     FALKOWSKY,ALAN R             7.250      .150    7.100     .1000     7.000     06/01/2012
  500064744     WIESE,BRIAN R                7.625      .150    7.475     .1000     7.375     06/01/2012
  500064770     WATTS,MICHAEL L              7.750      .150    7.600     .1000     7.500     06/01/2012
  500064792     NEHER,DAWN K                 8.125      .150    7.975     .1000     7.875     07/01/2012
  500064795     NELSON,CLARENCE G            8.375      .150    8.225     .1000     8.125     06/01/2012
  500064867     HALL,JOHN T                  7.500      .150    7.350     .1000     7.250     07/01/2012
  500064926     ESDALE,KENNETH               8.250      .150    8.100     .1000     8.000     07/01/2012
  500064927     WHITAKER,GARY C              8.375      .150    8.225     .1000     8.125     07/01/2012
  500064933     MURPHY,THERESE               7.500      .150    7.350     .1000     7.250     07/01/2012
  500065055     ELIOT,DANIEL ROBERT          8.000      .150    7.850     .1000     7.750     07/01/2012
  500065213     PERRONE,NICHOLAS             7.250      .150    7.100     .1000     7.000     08/01/2012
  500065217     BEAVERSON,CHARLES A JR       7.625      .150    7.475     .1000     7.375     08/01/2012
  500065242     FISHER,SETH W                7.250      .150    7.100     .1000     7.000     08/01/2012
  500065263     RAY,RICHARD L                7.750      .150    7.600     .1000     7.500     08/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500064741     FALKOWSKY,ALAN R           092431907                  $2,166.68                  02/01/1998             180
  500064744     WIESE,BRIAN R              092436066                  $2,335.32                  02/01/1998             180
  500064770     WATTS,MICHAEL L            092437640                  $3,765.10                  02/01/1998             180
  500064792     NEHER,DAWN K               092431821                  $5,777.29                  02/01/1998             180
  500064795     NELSON,CLARENCE G          092435044                  $2,424.02                  02/01/1998             180
  500064867     HALL,JOHN T                092427610                  $2,781.04                  02/01/1998             180
  500064926     ESDALE,KENNETH             092437467                  $4,171.60                  02/01/1998             180
  500064927     WHITAKER,GARY C            092437817                  $2,345.82                  02/01/1998             180
  500064933     MURPHY,THERESE             092438446                  $3,893.45                  02/01/1998             180
  500065055     ELIOT,DANIEL ROBERT        092437346                  $2,401.08                  02/01/1998             180
  500065213     PERRONE,NICHOLAS           092436183                  $3,651.45                  02/01/1998             180
  500065217     BEAVERSON,CHARLES A JR     092440618                  $2,802.39                  02/01/1998             180
  500065242     FISHER,SETH W              092437884                  $2,738.59                  02/01/1998             180
  500065263     RAY,RICHARD L              092437274                  $2,965.02         2        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500064741     FALKOWSKY,ALAN R            .00       .00       .00       .000        .150          .250      $316,500.00    N
  500064744     WIESE,BRIAN R               .00       .00       .00       .000        .150          .250      $388,000.00    N
  500064770     WATTS,MICHAEL L             .00       .00       .00       .000        .150          .250      $560,000.00    N
  500064792     NEHER,DAWN K                .00       .00       .00       .000        .150          .250      $921,125.00    N
  500064795     NELSON,CLARENCE G           .00       .00       .00       .000        .150          .250      $310,000.00    N
  500064867     HALL,JOHN T                 .00       .00       .00       .000        .150          .250      $504,900.00    N
  500064926     ESDALE,KENNETH              .00       .00       .00       .000        .150          .250      $730,000.00    N
  500064927     WHITAKER,GARY C             .00       .00       .00       .000        .150          .250      $300,000.00    N
  500064933     MURPHY,THERESE              .00       .00       .00       .000        .150          .250      $700,000.00    N
  500065055     ELIOT,DANIEL ROBERT         .00       .00       .00       .000        .150          .250      $335,000.00    N
  500065213     PERRONE,NICHOLAS            .00       .00       .00       .000        .150          .250      $504,029.00    N
  500065217     BEAVERSON,CHARLES A JR      .00       .00       .00       .000        .150          .250      $535,000.00    N
  500065242     FISHER,SETH W               .00       .00       .00       .000        .150          .250      $600,000.00    N
  500065263     RAY,RICHARD L               .00       .00       .00       .000        .150          .250      $350,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500065266     KNIGHT,KEVIN T             9029 N. JEREMY CIRCLE      PARK CITY          UT     84098      $244,468.83
  500065274     SCHILLING,TIMOTHY LEE      7442 FAIRWAY LANE          PARKER             CO     80134      $306,133.23
  500065311     YELTON,DERREK A            7725 SPANISH BAY DRIVE     LAS VEGAS          NV     89113      $277,901.69
  500065320     CORNETT,JACK               521 WARWICK RD.            HAMILTON           OH     45013      $411,424.86
  500065326     BRUNNER,R DAVID & DENISE   9796 N BAYSHORE DR         SYRACUSE           IN     46567      $228,651.01
  500065327     ADAMS,LESLIE V & BARBARA   1431 WHEATFIELD LANE       ST ALBANS          MO     63073      $262,510.05
  500065328     CAMERER,DAN & LANA         185 WOOD GLEN COURT        ST ALBANS          MO     63073      $236,752.07
  500065356     CURLEY,TIMOTHY M           201 MEADOW LARK LANE       BOALSBURG          PA     16827      $250,455.34
  500065360     CANTY,THOMAS P             25 EAST 14TH STREET        BOROUGH OF AVAL    NJ     08202      $392,637.49
  500065371     CARNICELLI,GLENN L         1428 ROUND HILL ROAD       HARRISBURG         PA     17110      $232,207.05
  500065377     PETERSEN,ERIC S            1132 TEMPLETON PLACE       TOWN AND COUNTR    MO     63017      $383,316.96
  500065440     ALEXSOVICH,GEORGE          1089 ROSEDALE ROAD         ATLANTA            GA     30306      $240,025.10
  500065506     JONES,MARVIN L & COLLEEN   705 CULLENMOR HILL DR      ST CHARLES         MO     63303      $304,376.04
  500065523     MCCRAY,RODNEY E            901-951 SUGAR CREEK BLVD.  SUGARLAND          TX     77479      $476,256.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500065266     KNIGHT,KEVIN T               7.500      .150    7.350     .1000     7.250     08/01/2012
  500065274     SCHILLING,TIMOTHY LEE        7.250      .150    7.100     .1000     7.000     08/01/2012
  500065311     YELTON,DERREK A              7.750      .150    7.600     .1000     7.500     08/01/2012
  500065320     CORNETT,JACK                 8.125      .250    7.875     .0500     7.825     07/01/2012
  500065326     BRUNNER,R DAVID & DENISE     7.875      .250    7.625     .0500     7.575     08/01/2012
  500065327     ADAMS,LESLIE V & BARBARA     7.625      .250    7.375     .0500     7.325     09/01/2010
  500065328     CAMERER,DAN & LANA           7.375      .250    7.125     .0500     7.075     03/01/2011
  500065356     CURLEY,TIMOTHY M             7.875      .150    7.725     .1000     7.625     08/01/2012
  500065360     CANTY,THOMAS P               7.500      .150    7.350     .1000     7.250     08/01/2012
  500065371     CARNICELLI,GLENN L           7.875      .150    7.725     .1000     7.625     08/01/2012
  500065377     PETERSEN,ERIC S              7.875      .150    7.725     .1000     7.625     09/01/2012
  500065440     ALEXSOVICH,GEORGE            7.250      .150    7.100     .1000     7.000     09/01/2012
  500065506     JONES,MARVIN L & COLLEEN     7.750      .250    7.500     .0500     7.450     09/01/2012
  500065523     MCCRAY,RODNEY E              7.500      .150    7.350     .1000     7.250     09/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500065266     KNIGHT,KEVIN T             092440720                  $2,317.53                  02/01/1998             180
  500065274     SCHILLING,TIMOTHY LEE      092444418                  $2,848.13                  02/01/1998             180
  500065311     YELTON,DERREK A            092444564                  $2,663.81                  02/01/1998             180
  500065320     CORNETT,JACK               092441193                  $4,044.11                  02/01/1998             180
  500065326     BRUNNER,R DAVID & DENISE   110140251                  $2,207.99                  02/01/1998             180
  500065327     ADAMS,LESLIE V & BARBARA   031720                     $2,708.98                  02/01/1998             180
  500065328     CAMERER,DAN & LANA         032072                     $2,355.01                  02/01/1998             180
  500065356     CURLEY,TIMOTHY M           092446114                  $2,418.55                  02/01/1998             180
  500065360     CANTY,THOMAS P             092447749                  $3,708.05                  02/01/1998             180
  500065371     CARNICELLI,GLENN L         092441035                  $2,251.62        12        02/01/1998             180
  500065377     PETERSEN,ERIC S            092444072                  $3,698.95                  02/01/1998             180
  500065440     ALEXSOVICH,GEORGE          092448772                  $2,227.39                  02/01/1998             180
  500065506     JONES,MARVIN L & COLLEEN   032954                     $2,908.55                  02/01/1998             180
  500065523     MCCRAY,RODNEY E            092446343                  $4,486.74                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500065266     KNIGHT,KEVIN T              .00       .00       .00       .000        .150          .250      $424,000.00    N
  500065274     SCHILLING,TIMOTHY LEE       .00       .00       .00       .000        .150          .250      $390,000.00    N
  500065311     YELTON,DERREK A             .00       .00       .00       .000        .150          .250      $385,000.00    N
  500065320     CORNETT,JACK                .00       .00       .00       .000        .250          .300      $825,000.00    N
  500065326     BRUNNER,R DAVID & DENISE    .00       .00       .00       .000        .250          .300      $291,000.00    N
  500065327     ADAMS,LESLIE V & BARBARA    .00       .00       .00       .000        .250          .300      $525,000.00    N
  500065328     CAMERER,DAN & LANA          .00       .00       .00       .000        .250          .300      $455,000.00    N
  500065356     CURLEY,TIMOTHY M            .00       .00       .00       .000        .150          .250      $370,000.00    N
  500065360     CANTY,THOMAS P              .00       .00       .00       .000        .150          .250      $540,000.00    N
  500065371     CARNICELLI,GLENN L          .00       .00       .00       .000        .150          .250      $249,900.00    N
  500065377     PETERSEN,ERIC S             .00       .00       .00       .000        .150          .250      $490,000.00    N
  500065440     ALEXSOVICH,GEORGE           .00       .00       .00       .000        .150          .250      $305,000.00    N
  500065506     JONES,MARVIN L & COLLEEN    .00       .00       .00       .000        .250          .300      $450,000.00    N
  500065523     MCCRAY,RODNEY E             .00       .00       .00       .000        .150          .250      $875,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500065530     MIDLOCK,EUGENE J           26250 CATHARINE CT.        LOS ALTOS HILLS    CA     94022      $886,089.77
  500065553     VUDROGOVIC,ROBERT ELI      4142 MURIETTA AVE          SHERMAN OAKS       CA     91423      $260,860.04
  500065581     ROMOFF,JEFFREY A           3208 FOX RUN ROAD          ALLISON PARK       PA     15101      $300,027.64
  500065585     ANDERSON,ROBERT A          3112 EAST 88TH STREET SOU  TULSA              OK     74137      $514,279.39
  500065601     MERCER,THOMAS R            212 HUNTINGTON ST          HUNTINGTON         CT     06484      $237,085.28
  500065605     MOMENI,AHMAD R             7717 E. WILDFLOWER AVENEU  ORANGE             CA     92869      $236,862.05
  500065609     FORSYTHE,GREGORY W         521 N. HAYDEN STREET       WEST YELLOWSTON    MT     59758      $269,885.53
  500065610     BURKE,WILLIAM              10 VILLAGE ROAD            HARDING TOWNSHI    NJ     07940      $395,278.58
  500065627     ULLAKKO,JAMES E            233 S. RIDGEWOOD ROAD      KENTFIELD          CA     94904      $691,277.86
  500065631     JONATHAN,SABBY             73-214 LOMA VISTA LN       PALM DESERT        CA     92260      $262,613.66
  500065667     NORRGARD,KRISTIN A         1855 WEST GORE CREEK DR.   VAIL               CO     81658      $276,548.51
  500066133     CHOI,KI YONG               36 GREAT CIRCLE DRIVE      MILL VALLEY        CA     94941      $770,385.22
  500066142     STEELE,JOHN F              8905 HOPEWELL RD.          CINCINNATI         OH     45242      $250,936.03
  500066144     BENCIVENGO,RICHARD         513 7TH STREET             LOS ANGELES (CI    CA     90402      $459,511.36


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500065530     MIDLOCK,EUGENE J             7.375      .150    7.225     .1000     7.125     09/01/2012
  500065553     VUDROGOVIC,ROBERT ELI        7.250      .150    7.100     .1000     7.000     09/01/2012
  500065581     ROMOFF,JEFFREY A             6.750      .150    6.600     .1000     6.500     09/01/2012
  500065585     ANDERSON,ROBERT A            7.250      .150    7.100     .1000     7.000     09/01/2012
  500065601     MERCER,THOMAS R              8.125      .150    7.975     .1000     7.875     10/01/2012
  500065605     MOMENI,AHMAD R               7.625      .150    7.475     .1000     7.375     09/01/2012
  500065609     FORSYTHE,GREGORY W           7.375      .150    7.225     .1000     7.125     10/01/2012
  500065610     BURKE,WILLIAM                7.875      .150    7.725     .1000     7.625     10/01/2012
  500065627     ULLAKKO,JAMES E              7.250      .150    7.100     .1000     7.000     10/01/2012
  500065631     JONATHAN,SABBY               7.000      .150    6.850     .1000     6.750     10/01/2012
  500065667     NORRGARD,KRISTIN A           7.375      .150    7.225     .1000     7.125     10/01/2012
  500066133     CHOI,KI YONG                 7.375      .150    7.225     .1000     7.125     10/01/2012
  500066142     STEELE,JOHN F                7.625      .150    7.475     .1000     7.375     10/01/2012
  500066144     BENCIVENGO,RICHARD           7.875      .250    7.625     .0500     7.575     10/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500065530     MIDLOCK,EUGENE J           092450656                  $8,279.31                  02/01/1998             180
  500065553     VUDROGOVIC,ROBERT ELI      092445639                  $2,419.09                  02/01/1998             180
  500065581     ROMOFF,JEFFREY A           092447596                  $2,698.97                  02/01/1998             180
  500065585     ANDERSON,ROBERT A          092451100                  $4,783.40                  02/01/1998             180
  500065601     MERCER,THOMAS R            092416576                  $2,339.80                  02/01/1998             180
  500065605     MOMENI,AHMAD R             092450691                  $2,246.58                  02/01/1998             180
  500065609     FORSYTHE,GREGORY W         092453926                  $2,520.59                  02/01/1998             180
  500065610     BURKE,WILLIAM              092454192                  $3,793.80        12        02/01/1998             180
  500065627     ULLAKKO,JAMES E            092452862                  $6,390.04                  02/01/1998             180
  500065631     JONATHAN,SABBY             092454870                  $2,390.88                  02/01/1998             180
  500065667     NORRGARD,KRISTIN A         092454108                  $2,575.79                  02/01/1998             180
  500066133     CHOI,KI YONG               092448641                  $7,175.40                  02/01/1998             180
  500066142     STEELE,JOHN F              092453589                  $2,372.69                  02/01/1998             180
  500066144     BENCIVENGO,RICHARD         092454472                  $4,410.29                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500065530     MIDLOCK,EUGENE J            .00       .00       .00       .000        .150          .250    $1,695,000.00    N
  500065553     VUDROGOVIC,ROBERT ELI       .00       .00       .00       .000        .150          .250      $525,000.00    N
  500065581     ROMOFF,JEFFREY A            .00       .00       .00       .000        .150          .250      $407,000.00    N
  500065585     ANDERSON,ROBERT A           .00       .00       .00       .000        .150          .250      $763,000.00    N
  500065601     MERCER,THOMAS R             .00       .00       .00       .000        .150          .250      $309,000.00    N
  500065605     MOMENI,AHMAD R              .00       .00       .00       .000        .150          .250      $350,000.00    N
  500065609     FORSYTHE,GREGORY W          .00       .00       .00       .000        .150          .250      $387,500.00    N
  500065610     BURKE,WILLIAM               .00       .00       .00       .000        .150          .250      $450,000.00    N
  500065627     ULLAKKO,JAMES E             .00       .00       .00       .000        .150          .250    $1,389,000.00    N
  500065631     JONATHAN,SABBY              .00       .00       .00       .000        .150          .250      $500,000.00    N
  500065667     NORRGARD,KRISTIN A          .00       .00       .00       .000        .150          .250      $375,000.00    N
  500066133     CHOI,KI YONG                .00       .00       .00       .000        .150          .250      $975,000.00    N
  500066142     STEELE,JOHN F               .00       .00       .00       .000        .150          .250      $800,000.00    N
  500066144     BENCIVENGO,RICHARD          .00       .00       .00       .000        .250          .300    $1,115,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066147     WIEDEMAN,DENNIS L          EAST UNIT 168 94TH STREET  BOROUGH OF STON    NJ     08247      $249,783.44
  500066149     ABUSHAM,MOHAMMED           11552 ARROYO AVENUE        SANTA ANA          CA     92705      $343,106.38
  500066321     PALMER,ROBIN G             2189 POMEZIA COURT         PLEASANTON         CA     94566      $502,855.26
  500066324     BARNES,KENYON C            18596 WEST CAVENDISH DRIV  CASTRO VALLEY      CA     94552      $270,559.99
  500066326     GEISINGER,LLOYD K          22 KENILWORTH ROAD         WELLESLEY          MA     02181      $444,271.20
  500066334     SANDERS,WILLIAM L          1607 BEARD DRIVE SE        GRAND RAPIDS       MI     49546      $592,361.61
  500066338     DOUGLAS,JOHN WILLIAM       280 ORCHARD AVENUE #D      MOUNTAIN VIEW      CA     94043      $228,179.40
  500066341     DAVIS,FREDERICK A          5886 NORTH BONITA VISTA S  LAS VEGAS          NV     89129      $282,295.65
  500066342     ZECK,PHILIP W              120 PEBBLE BEACH DRIVE     NOVATO             CA     94949      $362,476.10
  500066343     MULHERN,JAMES P            5190 BIRKDALE WAY          SAN JOSE           CA     95138      $477,173.60
  500066357     SAGER,DAVID W              20 NEW PRESTON HILL ROAD   WASHINGTON         CT     06776      $713,145.49
  500066365     HILL,JAMES W D.D.S.&ANETT  1032 SHERMAN AVE           MADISON            WI     53703      $318,413.36
  500066376     BROWN,JAMES HOWARD         5214 EAST PARADISE DR.     SCOTTSDALE         AZ     85254      $232,857.47
  500066380     TOLIN,FREDRIK P            5409 MAPLEWOOD             DOWNERS GROVE      IL     60515      $373,834.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066147     WIEDEMAN,DENNIS L            7.750      .150    7.600     .1000     7.500     10/01/2012
  500066149     ABUSHAM,MOHAMMED             7.750      .150    7.600     .1000     7.500     10/01/2012
  500066321     PALMER,ROBIN G               7.250      .150    7.100     .1000     7.000     10/01/2012
  500066324     BARNES,KENYON C              7.500      .150    7.350     .1000     7.250     10/01/2012
  500066326     GEISINGER,LLOYD K            7.000      .150    6.850     .1000     6.750     10/01/2012
  500066334     SANDERS,WILLIAM L            7.000      .150    6.850     .1000     6.750     10/01/2012
  500066338     DOUGLAS,JOHN WILLIAM         7.500      .150    7.350     .1000     7.250     10/01/2012
  500066341     DAVIS,FREDERICK A            7.375      .150    7.225     .1000     7.125     10/01/2012
  500066342     ZECK,PHILIP W                7.375      .150    7.225     .1000     7.125     10/01/2012
  500066343     MULHERN,JAMES P              7.625      .150    7.475     .1000     7.375     10/01/2012
  500066357     SAGER,DAVID W                7.000      .150    6.850     .1000     6.750     11/01/2012
  500066365     HILL,JAMES W D.D.S.&ANETT    7.750      .250    7.500     .0500     7.450     10/01/2012
  500066376     BROWN,JAMES HOWARD           7.500      .150    7.350     .1000     7.250     11/01/2012
  500066380     TOLIN,FREDRIK P              7.875      .250    7.625     .0500     7.575     10/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066147     WIEDEMAN,DENNIS L          092455511                  $2,379.54         2        02/01/1998             180
  500066149     ABUSHAM,MOHAMMED           092457937                  $3,268.58                  02/01/1998             180
  500066321     PALMER,ROBIN G             092448956                  $4,648.30                  02/01/1998             180
  500066324     BARNES,KENYON C            092449980                  $2,539.09        12        02/01/1998             180
  500066326     GEISINGER,LLOYD K          092451141                  $4,044.73                  02/01/1998             180
  500066334     SANDERS,WILLIAM L          092452916                  $5,392.97                  02/01/1998             180
  500066338     DOUGLAS,JOHN WILLIAM       092454439                  $2,159.94                  02/01/1998             180
  500066341     DAVIS,FREDERICK A          092455259                  $2,630.98                  02/01/1998             180
  500066342     ZECK,PHILIP W              092455271                  $3,376.12                  02/01/1998             180
  500066343     MULHERN,JAMES P            092455388                  $4,511.85                  02/01/1998             180
  500066357     SAGER,DAVID W              092449515                  $6,471.56                  02/01/1998             180
  500066365     HILL,JAMES W D.D.S.&ANETT  135917                     $3,106.21                  02/01/1998             180
  500066376     BROWN,JAMES HOWARD         092454303                  $2,178.48                  02/01/1998             180
  500066380     TOLIN,FREDRIK P            092457014                  $3,587.99                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066147     WIEDEMAN,DENNIS L           .00       .00       .00       .000        .150          .250      $297,500.00    N
  500066149     ABUSHAM,MOHAMMED            .00       .00       .00       .000        .150          .250      $463,000.00    N
  500066321     PALMER,ROBIN G              .00       .00       .00       .000        .150          .250      $636,527.00    N
  500066324     BARNES,KENYON C             .00       .00       .00       .000        .150          .250      $325,000.00    N
  500066326     GEISINGER,LLOYD K           .00       .00       .00       .000        .150          .250      $950,000.00    N
  500066334     SANDERS,WILLIAM L           .00       .00       .00       .000        .150          .250      $750,000.00    N
  500066338     DOUGLAS,JOHN WILLIAM        .00       .00       .00       .000        .150          .250      $300,000.00    N
  500066341     DAVIS,FREDERICK A           .00       .00       .00       .000        .150          .250      $375,000.00    N
  500066342     ZECK,PHILIP W               .00       .00       .00       .000        .150          .250      $492,300.00    N
  500066343     MULHERN,JAMES P             .00       .00       .00       .000        .150          .250      $645,000.00    N
  500066357     SAGER,DAVID W               .00       .00       .00       .000        .150          .250      $900,000.00    N
  500066365     HILL,JAMES W D.D.S.&ANETT   .00       .00       .00       .000        .250          .300      $480,000.00    N
  500066376     BROWN,JAMES HOWARD          .00       .00       .00       .000        .150          .250      $340,000.00    N
  500066380     TOLIN,FREDRIK P             .00       .00       .00       .000        .250          .300      $480,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066381     BORCHERS,JOHN C            814 PRINCETON              TERRACE PARK       OH     45174      $227,285.21
  500066400     SMALL,LEO A                11329 E. MARIPOSA GRANDE   SCOTTSDALE         AZ     85255      $381,489.90
  500066413     MARTINEZ,MICHAEL L         9631 CARRIAGE ROAD         KENSINGTON         MD     20895      $324,834.64
  500066438     BROMLEY,GREGG              20 LITTLEPOND ROAD         NORTHBOROUGH       MA     01532      $278,830.26
  500066441     SCHRAMM,MICHAEL R          4541 NATURE TRAIL DRIVE    ALLISON PARK       PA     15101      $237,811.89
  500066442     BUTLER,ROBERT L            189A CAPTAINS ROW          BOURNE             MA     02351      $294,979.25
  500066568     KRUEGER,ALLAN C            7260 PRESIDENTIAL DRIVE    GURNEE             IL     60031      $256,044.13
  500066573     GOLDBERG,DAVID N           821 TURNBRIDGE ROAD        WAYNE              PA     19087      $393,700.87
  500066575     MUSLIN,SAM C               518 CHAUTAUQUA BOULEVARD   PACIFIC PALISAD    CA     90272      $583,203.88
  500066577     CONNOLLY,PETER P           2413 VINEYARD ROAD         NOVATO             CA     94947      $544,247.06
  500066579     PAMAAR,MAHADEV             21 YALE COURT              LIVINGSTON TOWN    NJ     07039      $505,282.96
  500066589     KURDI,STUART S             126 FALCON CREST ROAD      MIDDLEBURY         CT     06762      $236,922.76
  500066590     PEARSON,ANTHONY C          7417 CEDAR BLUFF COURT     PROSPECT           KY     40059      $343,539.11
  500066630     REILLY,THOMAS J            606 SUSQUEHANNA AVENUE     WEST PITTSTON      PA     18643      $396,232.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066381     BORCHERS,JOHN C              7.875      .150    7.725     .1000     7.625     10/01/2012
  500066400     SMALL,LEO A                  7.500      .150    7.350     .1000     7.250     11/01/2012
  500066413     MARTINEZ,MICHAEL L           7.875      .250    7.625     .0500     7.575     10/01/2012
  500066438     BROMLEY,GREGG                7.750      .150    7.600     .1000     7.500     11/01/2012
  500066441     SCHRAMM,MICHAEL R            7.500      .150    7.350     .1000     7.250     11/01/2012
  500066442     BUTLER,ROBERT L              7.750      .150    7.600     .1000     7.500     11/01/2007
  500066568     KRUEGER,ALLAN C              7.500      .150    7.350     .1000     7.250     11/01/2012
  500066573     GOLDBERG,DAVID N             7.750      .250    7.500     .0500     7.450     10/01/2012
  500066575     MUSLIN,SAM C                 7.625      .250    7.375     .0500     7.325     11/01/2012
  500066577     CONNOLLY,PETER P             7.625      .250    7.375     .0500     7.325     11/01/2012
  500066579     PAMAAR,MAHADEV               7.375      .150    7.225     .1000     7.125     11/01/2012
  500066589     KURDI,STUART S               7.000      .150    6.850     .1000     6.750     11/01/2012
  500066590     PEARSON,ANTHONY C            7.500      .150    7.350     .1000     7.250     11/01/2012
  500066630     REILLY,THOMAS J              7.125      .150    6.975     .1000     6.875     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066381     BORCHERS,JOHN C            092457415                  $2,181.43                  02/01/1998             180
  500066400     SMALL,LEO A                092457656                  $3,569.00                  02/01/1998             180
  500066413     MARTINEZ,MICHAEL L         092455045                  $3,118.93                  02/01/1998             180
  500066438     BROMLEY,GREGG              092441111                  $2,648.19                  02/01/1998             180
  500066441     SCHRAMM,MICHAEL R          092454582                  $2,224.83                  02/01/1998             180
  500066442     BUTLER,ROBERT L            092457129                  $3,600.32                  02/01/1998             120
  500066568     KRUEGER,ALLAN C            092457058                  $2,395.40        12        02/01/1998             180
  500066573     GOLDBERG,DAVID N           092459297                  $3,760.40                  02/01/1998             180
  500066575     MUSLIN,SAM C               092459724                  $5,511.37                  02/01/1998             180
  500066577     CONNOLLY,PETER P           092460252                  $5,130.24                  02/01/1998             180
  500066579     PAMAAR,MAHADEV             092460526                  $4,719.21                  02/01/1998             180
  500066589     KURDI,STUART S             092462608                  $2,150.00                  02/01/1998             180
  500066590     PEARSON,ANTHONY C          092463217                  $3,213.95                  02/01/1998             180
  500066630     REILLY,THOMAS J            092461343                  $3,623.32                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066381     BORCHERS,JOHN C             .00       .00       .00       .000        .150          .250      $400,000.00    N
  500066400     SMALL,LEO A                 .00       .00       .00       .000        .150          .250      $785,000.00    N
  500066413     MARTINEZ,MICHAEL L          .00       .00       .00       .000        .250          .300      $429,000.00    N
  500066438     BROMLEY,GREGG               .00       .00       .00       .000        .150          .250      $351,675.00    N
  500066441     SCHRAMM,MICHAEL R           .00       .00       .00       .000        .150          .250      $385,000.00    N
  500066442     BUTLER,ROBERT L             .00       .00       .00       .000        .150          .250      $415,000.00    N
  500066568     KRUEGER,ALLAN C             .00       .00       .00       .000        .150          .250      $272,000.00    N
  500066573     GOLDBERG,DAVID N            .00       .00       .00       .000        .250          .300      $665,000.00    N
  500066575     MUSLIN,SAM C                .00       .00       .00       .000        .250          .300    $1,700,000.00    N
  500066577     CONNOLLY,PETER P            .00       .00       .00       .000        .250          .300      $910,000.00    N
  500066579     PAMAAR,MAHADEV              .00       .00       .00       .000        .150          .250      $798,000.00    N
  500066589     KURDI,STUART S              .00       .00       .00       .000        .150          .250      $299,000.00    N
  500066590     PEARSON,ANTHONY C           .00       .00       .00       .000        .150          .250      $491,000.00    N
  500066630     REILLY,THOMAS J             .00       .00       .00       .000        .150          .250      $575,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066639     HOOPER,ALBERT H III        6103 ROBIN HILL ROAD       NASHVILLE          TN     37205      $261,166.92
  500066650     GIANIKAS,TIMOTHY G         312 CHURCHILL CT           NASHVILLE          TN     37205      $298,221.62
  500066688     MESSERLY,MARK J            330 RAVINE ROAD            HINSDALE           IL     60521      $322,987.42
  500066693     SMITH,JANELLEN             60 KITE HILL LANE          MILL VALLEY        CA     94941      $695,570.18
  500066705     VALSTAD,CLAYTON W JR       1641 KENSINGTON DR.        ALGONQUIN          IL     60102      $233,637.29
  500066709     LAYTON,DAVID               11781 SOUTH AUTUMN RIDGE   SANDY              UT     84092      $426,560.09
  500066799     ALLYN,CHRISTOPHER L        8 LAKE TRAIL WEST          HARDING TOWNSHI    NJ     07960      $367,633.10
  500066814     NAGLE,JOHN W               24622 VISTA CERRITOS       CALABASAS          CA     91302      $301,274.57
  500066819     WANTUCH,PETER S            747 BROMFIELD ROAD         HILLSBOROUGH       CA     94010      $503,928.03
  500066832     DECKER,GARY A              2931 DUPONT AVENUE         JACKSONVILLE       FL     32217      $228,388.46
  500066834     HUANG,DAVID H              6104 PASEO LA VISTA        WOODLAND HILLS     CA     91367      $573,426.88
  500066835     HEPPER,DOUGLAS C           5131 ELLSWORTH AVE.        PITTSBURGH         PA     15232      $401,330.91
  500066866     GIRARD,GARY                615 AZURE HILLS DRIVE      SIMI VALLEY        CA     93065      $290,211.32
  500066870     GALLEN,TIMOTHY P           796 ST GEORGE RD.          DANVILLE           CA     94526      $327,956.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066639     HOOPER,ALBERT H III          7.125      .150    6.975     .1000     6.875     11/01/2012
  500066650     GIANIKAS,TIMOTHY G           7.750      .150    7.600     .1000     7.500     12/01/2012
  500066688     MESSERLY,MARK J              7.250      .150    7.100     .1000     7.000     12/01/2012
  500066693     SMITH,JANELLEN               7.000      .150    6.850     .1000     6.750     12/01/2012
  500066705     VALSTAD,CLAYTON W JR         7.250      .150    7.100     .1000     7.000     12/01/2012
  500066709     LAYTON,DAVID                 7.125      .150    6.975     .1000     6.875     12/01/2012
  500066799     ALLYN,CHRISTOPHER L          6.875      .150    6.725     .1000     6.625     12/01/2012
  500066814     NAGLE,JOHN W                 7.500      .150    7.350     .1000     7.250     12/01/2012
  500066819     WANTUCH,PETER S              7.500      .150    7.350     .1000     7.250     12/01/2012
  500066832     DECKER,GARY A                7.625      .150    7.475     .1000     7.375     12/01/2012
  500066834     HUANG,DAVID H                7.250      .150    7.100     .1000     7.000     12/01/2012
  500066835     HEPPER,DOUGLAS C             6.500      .150    6.350     .1000     6.250     12/01/2012
  500066866     GIRARD,GARY                  7.375      .150    7.225     .1000     7.125     12/01/2012
  500066870     GALLEN,TIMOTHY P             7.250      .150    7.100     .1000     7.000     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066639     HOOPER,ALBERT H III        092464347                  $2,388.22                  02/01/1998             180
  500066650     GIANIKAS,TIMOTHY G         092450616                  $2,823.83                  02/01/1998             180
  500066688     MESSERLY,MARK J            092464583                  $2,966.80                  02/01/1998             180
  500066693     SMITH,JANELLEN             092465987                  $6,291.80                  02/01/1998             180
  500066705     VALSTAD,CLAYTON W JR       092463735                  $2,147.05                  02/01/1998             180
  500066709     LAYTON,DAVID               092468150                  $3,888.28        33        02/01/1998             180
  500066799     ALLYN,CHRISTOPHER L        092457224                  $3,299.86                  02/01/1998             180
  500066814     NAGLE,JOHN W               092466453                  $2,832.02                  02/01/1998             180
  500066819     WANTUCH,PETER S            092468457                  $4,699.95                  02/01/1998             180
  500066832     DECKER,GARY A              092465203                  $2,152.24                  02/01/1998             180
  500066834     HUANG,DAVID H              092466197                  $5,267.22                  02/01/1998             180
  500066835     HEPPER,DOUGLAS C           092467417                  $3,519.27                  02/01/1998             180
  500066866     GIRARD,GARY                092464473                  $2,686.18                  02/01/1998             180
  500066870     GALLEN,TIMOTHY P           092464967                  $3,012.45        12        02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066639     HOOPER,ALBERT H III         .00       .00       .00       .000        .150          .250      $416,000.00    N
  500066650     GIANIKAS,TIMOTHY G          .00       .00       .00       .000        .150          .250      $780,000.00    N
  500066688     MESSERLY,MARK J             .00       .00       .00       .000        .150          .250      $425,000.00    N
  500066693     SMITH,JANELLEN              .00       .00       .00       .000        .150          .250    $1,269,000.00    N
  500066705     VALSTAD,CLAYTON W JR        .00       .00       .00       .000        .150          .250      $294,000.00    N
  500066709     LAYTON,DAVID                .00       .00       .00       .000        .150          .250      $505,000.00    N
  500066799     ALLYN,CHRISTOPHER L         .00       .00       .00       .000        .150          .250      $468,000.00    N
  500066814     NAGLE,JOHN W                .00       .00       .00       .000        .150          .250      $421,000.00    N
  500066819     WANTUCH,PETER S             .00       .00       .00       .000        .150          .250    $1,450,000.00    N
  500066832     DECKER,GARY A               .00       .00       .00       .000        .150          .250      $288,000.00    N
  500066834     HUANG,DAVID H               .00       .00       .00       .000        .150          .250      $950,000.00    N
  500066835     HEPPER,DOUGLAS C            .00       .00       .00       .000        .150          .250      $505,000.00    N
  500066866     GIRARD,GARY                 .00       .00       .00       .000        .150          .250      $375,000.00    N
  500066870     GALLEN,TIMOTHY P            .00       .00       .00       .000        .150          .250      $395,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066879     BERKLEY,JOAN G             12129 TRAVIS STREET        LOS ANGELES        CA     90049      $360,614.40
  500066928     PEREZ,CLIFFORD A           14 LONGWOOD DRIVE          SWAMPSCOTT         MA     01907      $348,555.93
  500066933     WALFORD,ROBERT W           3 VAN WYCK LANE            LLOYD HARBOR       NY     11743      $398,818.23
  500066935     WALLACE,HOWARD C           1 WITHERS WAY              HOCKESSIN          DE     19707      $427,815.61
  500066958     LIDDLE,WILLIAM T           3154 OLD WATTSBURG ROAD    WATERFORD          PA     16441      $268,373.95
  500066965     WELCH,MICHAEL B            3233 EAST REGAN COURT      SALT LAKE CITY     UT     84121      $372,575.13
  500066971     CLOUTIER,PAUL              2011  PORT ROYAL DRIVE     NASSAU BAY         TX     77058      $295,086.26
  500066983     BROWN,ELLSWORTH H          6818 REYNOLDS ST.          PITTSBURGH         PA     15208      $292,713.29
  500066984     SILVER,RAMON RICHARD       17021 WESTPORT DRIVE       HUNTINGTON BEAC    CA     92649      $392,962.97
  500066986     DAUPLAISE,TERRANCE A       2676 WOODBURY DRIVE        TORRANCE           CA     90503      $310,564.81
  500066990     BUTKO,DAVID BRADLEY        150 PRICKLY PEAR ROAD      VERDI              NV     89439      $263,167.09
  500067005     MONTEIRO,DONALD R          116 MACARTHUR ROAD         STONEHAM           MA     02180      $227,824.92
  500067010     LOOMIS,JOHN C              5228 ANNENDALE DRIVE       ERIE               PA     16506      $342,983.68
  500067014     BROUCHARD,GILLES           1098 MUIR WAY              LOS ALTOS          CA     94024      $372,727.82


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066879     BERKLEY,JOAN G               6.625      .150    6.475     .1000     6.375     12/01/2012
  500066928     PEREZ,CLIFFORD A             6.875      .150    6.725     .1000     6.625     12/01/2012
  500066933     WALFORD,ROBERT W             7.750      .150    7.600     .1000     7.500     01/01/2013
  500066935     WALLACE,HOWARD C             6.750      .150    6.600     .1000     6.500     12/01/2012
  500066958     LIDDLE,WILLIAM T             7.750      .150    7.600     .1000     7.500     12/01/2012
  500066965     WELCH,MICHAEL B              6.750      .150    6.600     .1000     6.500     12/01/2012
  500066971     CLOUTIER,PAUL                7.250      .150    7.100     .1000     7.000     01/01/2013
  500066983     BROWN,ELLSWORTH H            7.500      .150    7.350     .1000     7.250     01/01/2013
  500066984     SILVER,RAMON RICHARD         7.750      .250    7.500     .0500     7.450     11/01/2012
  500066986     DAUPLAISE,TERRANCE A         7.250      .250    7.000     .0500     6.950     12/01/2012
  500066990     BUTKO,DAVID BRADLEY          7.000      .150    6.850     .1000     6.750     01/01/2013
  500067005     MONTEIRO,DONALD R            7.750      .150    7.600     .1000     7.500     01/01/2013
  500067010     LOOMIS,JOHN C                7.750      .150    7.600     .1000     7.500     01/01/2013
  500067014     BROUCHARD,GILLES             7.500      .250    7.250     .0500     7.200     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066879     BERKLEY,JOAN G             092468426                  $3,187.12                  02/01/1998             180
  500066928     PEREZ,CLIFFORD A           092432161                  $3,128.62                  02/01/1998             180
  500066933     WALFORD,ROBERT W           092466611                  $3,765.10                  02/01/1998             180
  500066935     WALLACE,HOWARD C           092468017                  $3,810.42                  02/01/1998             180
  500066958     LIDDLE,WILLIAM T           092465494                  $2,541.44                  02/01/1998             180
  500066965     WELCH,MICHAEL B            092469769                  $3,318.41                  02/01/1998             180
  500066971     CLOUTIER,PAUL              600000114                  $2,702.07                  02/01/1998             180
  500066983     BROWN,ELLSWORTH H          092465048                  $2,721.71                  02/01/1998             180
  500066984     SILVER,RAMON RICHARD       092465543                  $3,732.16                  02/01/1998             180
  500066986     DAUPLAISE,TERRANCE A       092467924                  $2,852.70                  02/01/1998             180
  500066990     BUTKO,DAVID BRADLEY        092469591                  $2,372.91                  02/01/1998             180
  500067005     MONTEIRO,DONALD R          092464378                  $2,150.81                  02/01/1998             180
  500067010     LOOMIS,JOHN C              092466886                  $3,237.99                  02/01/1998             180
  500067014     BROUCHARD,GILLES           092467986                  $3,476.30                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066879     BERKLEY,JOAN G              .00       .00       .00       .000        .150          .250      $700,000.00    N
  500066928     PEREZ,CLIFFORD A            .00       .00       .00       .000        .150          .250      $438,500.00    N
  500066933     WALFORD,ROBERT W            .00       .00       .00       .000        .150          .250      $830,000.00    N
  500066935     WALLACE,HOWARD C            .00       .00       .00       .000        .150          .250      $538,250.00    N
  500066958     LIDDLE,WILLIAM T            .00       .00       .00       .000        .150          .250      $360,000.00    N
  500066965     WELCH,MICHAEL B             .00       .00       .00       .000        .150          .250      $470,000.00    N
  500066971     CLOUTIER,PAUL               .00       .00       .00       .000        .150          .250      $370,000.00    N
  500066983     BROWN,ELLSWORTH H           .00       .00       .00       .000        .150          .250      $385,000.00    N
  500066984     SILVER,RAMON RICHARD        .00       .00       .00       .000        .250          .300      $550,000.00    N
  500066986     DAUPLAISE,TERRANCE A        .00       .00       .00       .000        .250          .300      $437,900.00    N
  500066990     BUTKO,DAVID BRADLEY         .00       .00       .00       .000        .150          .250      $407,000.00    N
  500067005     MONTEIRO,DONALD R           .00       .00       .00       .000        .150          .250      $290,000.00    N
  500067010     LOOMIS,JOHN C               .00       .00       .00       .000        .150          .250      $460,000.00    N
  500067014     BROUCHARD,GILLES            .00       .00       .00       .000        .250          .300      $649,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067017     MENGEL,ARTHUR H            27 SEA SIDE DRIVE          SOUTH BETHANY B    DE     19930      $239,865.35
  500067020     RALLS,DOUGLAS J            9413 SMITHSON LANE         BRENTWOOD          TN     37027      $249,709.69
  500067025     TEMPLE,T JEFFREY           11 BREEZY POINT ROAD       ACTON              MA     01720      $403,776.85
  500067080     MEAD,JAMES M               1823 AVENIDA ALTURAS NE    ALBUQUERQUE        NM     87110      $299,022.27
  500067083     FERNANDEZ,WILFRED P        9720 SW 90 AVENUE          MIAMI              FL     33176      $353,939.56
  500067084     LUDEN,WILLIAM HENRY III    1932 PARKWOOD DRIVE        SAN MATEO          CA     94403      $304,027.24
  500067085     MACKINTOSH,EARL M III      1005 BUCKEYSTOWN PIKE      ADAMSTOWN          MD     21710      $245,937.10
  500067088     MONAHAN,CHRISTOPHER        191 BAYBERRY LANE          WESTPORT           CT     06880      $350,936.92
  500067422     DIBENEDETTO,ANTHONY        CLAY PIT ROAD              GAY HEAD           MA     02535      $430,680.93
  500067431     ALVIS,JAMES MICHAEL        1117 MANOR HILL DRIVE      NORMAN             OK     73072      $620,599.26
  500067459     HENSON,LISA                1119 SAN YSIDRO DRIVE      BEVERLY HILLS      CA     90210      $767,674.50
  600056367     KNACK                      1935 SAN LU RAE STREET     EAST GRAND RAPI    MI     49506      $284,739.46
  600056369     WITKOWSK                   3085 N SOUTHERN HILL DR    WAUKEGAN           IL     60083      $236,008.85
  600056373     LIAO                       7315 GREENFIELD STREET     RIVER FOREST       IL     60305      $292,630.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067017     MENGEL,ARTHUR H              7.375      .150    7.225     .1000     7.125     01/01/2013
  500067020     RALLS,DOUGLAS J              7.000      .150    6.850     .1000     6.750     01/01/2013
  500067025     TEMPLE,T JEFFREY             7.500      .150    7.350     .1000     7.250     01/01/2013
  500067080     MEAD,JAMES M                 6.625      .150    6.475     .1000     6.375     01/01/2013
  500067083     FERNANDEZ,WILFRED P          7.625      .250    7.375     .0500     7.325     01/01/2013
  500067084     LUDEN,WILLIAM HENRY III      6.875      .150    6.725     .1000     6.625     01/01/2013
  500067085     MACKINTOSH,EARL M III        6.500      .150    6.350     .1000     6.250     01/01/2013
  500067088     MONAHAN,CHRISTOPHER          7.500      .150    7.350     .1000     7.250     01/01/2013
  500067422     DIBENEDETTO,ANTHONY          7.375      .150    7.225     .1000     7.125     01/01/2013
  500067431     ALVIS,JAMES MICHAEL          7.375      .150    7.225     .1000     7.125     01/01/2013
  500067459     HENSON,LISA                  7.500      .250    7.250     .0500     7.200     01/01/2013
  600056367     KNACK                        8.250      .250    8.000     .0500     7.950     11/01/2011
  600056369     WITKOWSK                     8.250      .250    8.000     .0500     7.950     11/01/2011
  600056373     LIAO                         7.875      .250    7.625     .0500     7.575     12/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067017     MENGEL,ARTHUR H            092468416                  $2,213.34                  02/01/1998             180
  500067020     RALLS,DOUGLAS J            092469079                  $2,251.56                  02/01/1998             180
  500067025     TEMPLE,T JEFFREY           092470446                  $3,754.40                  02/01/1998             180
  500067080     MEAD,JAMES M               092470607                  $2,633.98                  02/01/1998             180
  500067083     FERNANDEZ,WILFRED P        092471679                  $3,316.17        18        02/01/1998             180
  500067084     LUDEN,WILLIAM HENRY III    092471856                  $2,720.16                  02/01/1998             180
  500067085     MACKINTOSH,EARL M III      092472060                  $2,149.46                  02/01/1998             180
  500067088     MONAHAN,CHRISTOPHER        092473352                  $3,263.08                  02/01/1998             180
  500067422     DIBENEDETTO,ANTHONY        092470462                  $3,974.07                  02/01/1998             180
  500067431     ALVIS,JAMES MICHAEL        092474826                  $5,726.52                  02/01/1998             180
  500067459     HENSON,LISA                092472078                  $7,138.00                  02/01/1998             180
  600056367     KNACK                      0899732                    $2,891.02                  02/01/1998             180
  600056369     WITKOWSK                   0902604                    $2,396.25                  02/01/1998             180
  600056373     LIAO                       0904847                    $3,471.33                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067017     MENGEL,ARTHUR H             .00       .00       .00       .000        .150          .250      $600,000.00    N
  500067020     RALLS,DOUGLAS J             .00       .00       .00       .000        .150          .250      $445,000.00    N
  500067025     TEMPLE,T JEFFREY            .00       .00       .00       .000        .150          .250      $590,000.00    N
  500067080     MEAD,JAMES M                .00       .00       .00       .000        .150          .250      $375,000.00    N
  500067083     FERNANDEZ,WILFRED P         .00       .00       .00       .000        .250          .300      $435,000.00    N
  500067084     LUDEN,WILLIAM HENRY III     .00       .00       .00       .000        .150          .250      $435,000.00    N
  500067085     MACKINTOSH,EARL M III       .00       .00       .00       .000        .150          .250      $418,000.00    N
  500067088     MONAHAN,CHRISTOPHER         .00       .00       .00       .000        .150          .250      $650,000.00    N
  500067422     DIBENEDETTO,ANTHONY         .00       .00       .00       .000        .150          .250      $540,000.00    N
  500067431     ALVIS,JAMES MICHAEL         .00       .00       .00       .000        .150          .250      $835,000.00    N
  500067459     HENSON,LISA                 .00       .00       .00       .000        .250          .300    $1,400,000.00    N
  600056367     KNACK                       .00       .00       .00       .000        .250          .300      $450,000.00    N
  600056369     WITKOWSK                    .00       .00       .00       .000        .250          .300      $345,000.00    N
  600056373     LIAO                        .00       .00       .00       .000        .250          .300      $900,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056376     BERGSTEI                   455 LONGBOAT CLUB ROAD     LONGBOAT KEY       FL     34228      $352,172.28
  600056377     LLOYD                      4002 WOODSTONE WAY         LOUISVILLE         KY     40241      $523,834.75
  600056381     WYMA                       449 PRESCOTT               WINFIELD           IL     60190      $277,617.17
  600056383     HUNTER                     1360 S W IVANHOE BOULEVAR  ORLANDO            FL     32804      $290,400.57
  600056384     VOM DORP                   511 REPOSADO DRIVE         LA HABRA           CA     90631      $233,764.48
  600056385     KADUR                      20518 GERMAIN STREET       LOS ANGELES        CA     91311      $298,258.51
  600056387     SLOTTEN                    5855 SOUTH SANDHILL ROAD   LAS VEGAS          NV     89120      $224,895.61
  600062492     NOEL                       211 STONE VALLEY COURT     MARTINEZ           CA     94553      $539,762.31
  600062531     SHEMIAN                    12333 RIDGE CIRCLE, UNIT   LOS ANGELES        CA     90049      $282,552.68
  600062547     SERBER                     2651 ANCHOR AVENUE         LOS ANGELES        CA     90064      $319,640.44
  600107237     CRONIN                     2 TALLWOOD LANE            WEATOGUE           CT     06089      $287,630.43
  600107238     SOWADA                     34 PENINSULA RD            DELLWOOD           MN     55110      $492,436.60
  600107239     BARRETT                    LOT 34 SPINNAKERS REACH    EMERALD ISLE       NC     28594      $411,048.61
  600107240     BARTON                     14952 RED POST CT          CENTREVILLE        VA     22020      $234,830.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056376     BERGSTEI                     7.625      .250    7.375     .0500     7.325     12/01/2011
  600056377     LLOYD                        7.875      .250    7.625     .0500     7.575     12/01/2011
  600056381     WYMA                         7.875      .250    7.625     .0500     7.575     12/01/2011
  600056383     HUNTER                       7.500      .250    7.250     .0500     7.200     12/01/2011
  600056384     VOM DORP                     7.375      .250    7.125     .0500     7.075     12/01/2011
  600056385     KADUR                        7.500      .250    7.250     .0500     7.200     12/01/2011
  600056387     SLOTTEN                      8.375      .250    8.125     .0500     8.075     12/01/2011
  600062492     NOEL                         7.500      .250    7.250     .0500     7.200     02/01/2012
  600062531     SHEMIAN                      8.125      .250    7.875     .0500     7.825     07/01/2011
  600062547     SERBER                       7.375      .250    7.125     .0500     7.075     04/01/2012
  600107237     CRONIN                       7.750      .250    7.500     .0500     7.450     09/01/2012
  600107238     SOWADA                       7.625      .250    7.375     .0500     7.325     09/01/2012
  600107239     BARRETT                      7.625      .250    7.375     .0500     7.325     07/01/2012
  600107240     BARTON                       7.500      .250    7.250     .0500     7.200     07/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056376     BERGSTEI                   0905246                    $3,587.06                  02/01/1998             180
  600056377     LLOYD                      0905354                    $5,189.92                  02/01/1998             180
  600056381     WYMA                       0906583                    $2,750.50                  02/01/1998             180
  600056383     HUNTER                     0907845                    $2,873.73                  02/01/1998             180
  600056384     VOM DORP                   6255394                    $2,263.02                  02/01/1998             180
  600056385     KADUR                      6296630                    $2,892.28                  02/01/1998             180
  600056387     SLOTTEN                    7202020                    $2,292.06                  02/01/1998             180
  600062492     NOEL                       4101903                    $5,198.69                  02/01/1998             180
  600062531     SHEMIAN                    3930708                    $2,888.65                  02/01/1998             180
  600062547     SERBER                     4136842                    $3,035.75                  02/01/1998             180
  600107237     CRONIN                     092481476                  $2,748.53                  02/01/1998             180
  600107238     SOWADA                     092481477                  $4,670.65                  02/01/1998             180
  600107239     BARRETT                    092481478                  $3,923.35                  02/01/1998             180
  600107240     BARTON                     09248164888                $2,224.83                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056376     BERGSTEI                    .00       .00       .00       .000        .250          .300      $480,000.00    N
  600056377     LLOYD                       .00       .00       .00       .000        .250          .300      $750,000.00    N
  600056381     WYMA                        .00       .00       .00       .000        .250          .300      $368,000.00    N
  600056383     HUNTER                      .00       .00       .00       .000        .250          .300      $400,000.00    N
  600056384     VOM DORP                    .00       .00       .00       .000        .250          .300      $310,000.00    N
  600056385     KADUR                       .00       .00       .00       .000        .250          .300      $390,000.00    N
  600056387     SLOTTEN                     .00       .00       .00       .000        .250          .300      $335,000.00    N
  600062492     NOEL                        .00       .00       .00       .000        .250          .300      $701,016.00    N
  600062531     SHEMIAN                     .00       .00       .00       .000        .250          .300      $625,000.00    N
  600062547     SERBER                      .00       .00       .00       .000        .250          .300      $675,000.00    N
  600107237     CRONIN                      .00       .00       .00       .000        .250          .300      $365,000.00    N
  600107238     SOWADA                      .00       .00       .00       .000        .250          .300      $720,000.00    N
  600107239     BARRETT                     .00       .00       .00       .000        .250          .300      $628,000.00    N
  600107240     BARTON                      .00       .00       .00       .000        .250          .300      $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107241     ADAMO                      159 PINE STREET            NEW HYDE PARK      NY     11040      $228,711.33
  600107242     HERSHNER                   445 HIGHCREST              WILMETTE           IL     60091      $233,740.91
  600107243     WILSON                     3 WHISPERING OAKS LN       RIVER RIDGE        LA     70123      $606,926.69
  600109306     ARENS                      16275 WEBSTER COURT        CREDIT RIVER TW    MN     55372      $473,784.09
  600109307     HALL                       2850 FOXFIRE LANE SE       ADA                MI     49301      $377,785.03
  600109308     KLIMEK                     22390 W CAMBRIDGE DRIVE    KILDEER            IL     60047      $260,815.41
  600109309     NELSON                     116 DEEP FOREST TRAIL      DAWSONVILLE        GA     30534       $70,571.74
  600109310     RICHARDS                   8142 WYNRIDGE DRIVE        MONTGOMERY         AL     36117      $441,149.80
  600109311     TOOLE                      504 MAPLE AVE              RICHMOND           VA     23226       $64,241.10
  600109312     DADOU                      2400 INDIANWOOD            ORION TWP          MI     48362      $324,050.98
  600109313     LAVELLE                    570 BRAIRCLIFF             HOFFMAN ESTATES    IL     60195       $94,442.71
  600109315     BRAXTON                    3647 WHITE EAGLE DR        NAPERVILLE         IL     60564      $483,492.34
  600109316     LAURIA                     1222 ADMIRALTY BLVD        ROCKLEDGE          FL     32955       $56,447.76
  600109317     BURNS                      4033 VANCE ROAD            URBANA             OH     43078       $72,980.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107241     ADAMO                        7.500      .250    7.250     .0500     7.200     08/01/2012
  600107242     HERSHNER                     7.250      .250    7.000     .0500     6.950     07/01/2012
  600107243     WILSON                       7.750      .250    7.500     .0500     7.450     07/01/2012
  600109306     ARENS                        7.750      .250    7.500     .0500     7.450     07/01/2012
  600109307     HALL                         7.375      .250    7.125     .0500     7.075     10/01/2012
  600109308     KLIMEK                       7.625      .250    7.375     .0500     7.325     10/01/2012
  600109309     NELSON                       7.875      .250    7.625     .0500     7.575     11/01/2012
  600109310     RICHARDS                     7.500      .250    7.250     .0500     7.200     09/01/2012
  600109311     TOOLE                        8.000      .250    7.750     .0500     7.700     10/01/2012
  600109312     DADOU                        7.625      .250    7.375     .0500     7.325     11/01/2012
  600109313     LAVELLE                      8.500      .250    8.250     .0500     8.200     09/01/2012
  600109315     BRAXTON                      7.500      .250    7.250     .0500     7.200     09/01/2012
  600109316     LAURIA                       8.250      .250    8.000     .0500     7.950     10/01/2012
  600109317     BURNS                        8.625      .250    8.375     .0500     8.325     10/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107241     ADAMO                      092481673                  $2,159.94                  02/01/1998             180
  600107242     HERSHNER                   092481479                  $2,181.75                  02/01/1998             180
  600107243     WILSON                     092481480                  $5,835.91                  02/01/1998             180
  600109306     ARENS                      0904563                    $4,585.90                  02/01/1998             180
  600109307     HALL                       0927468                    $3,518.71                  02/01/1998             180
  600109308     KLIMEK                     0932220                    $2,466.10                  02/01/1998             180
  600109309     NELSON                     0932683                      $675.30                  02/01/1998             180
  600109310     RICHARDS                   0935342                    $4,153.02                  02/01/1998             180
  600109311     TOOLE                      0937524                      $621.17                  02/01/1998             180
  600109312     DADOU                      0937572                    $3,054.60                  02/01/1998             180
  600109313     LAVELLE                    0938167                      $963.57                  02/01/1998             180
  600109315     BRAXTON                    0940904                    $4,551.63                  02/01/1998             180
  600109316     LAURIA                     0943277                      $553.95                  02/01/1998             180
  600109317     BURNS                      0944522                      $734.14                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107241     ADAMO                       .00       .00       .00       .000        .250          .300      $335,000.00    N
  600107242     HERSHNER                    .00       .00       .00       .000        .250          .300      $330,000.00    N
  600107243     WILSON                      .00       .00       .00       .000        .250          .300      $785,000.00    N
  600109306     ARENS                       .00       .00       .00       .000        .250          .300      $660,000.00    N
  600109307     HALL                        .00       .00       .00       .000        .250          .300      $510,000.00    N
  600109308     KLIMEK                      .00       .00       .00       .000        .250          .300      $368,000.00    N
  600109309     NELSON                      .00       .00       .00       .000        .250          .300       $89,000.00    N
  600109310     RICHARDS                    .00       .00       .00       .000        .250          .300      $575,000.00    N
  600109311     TOOLE                       .00       .00       .00       .000        .250          .300      $100,000.00    N
  600109312     DADOU                       .00       .00       .00       .000        .250          .300      $440,000.00    N
  600109313     LAVELLE                     .00       .00       .00       .000        .250          .300      $132,000.00    N
  600109315     BRAXTON                     .00       .00       .00       .000        .250          .300      $670,000.00    N
  600109316     LAURIA                      .00       .00       .00       .000        .250          .300       $85,000.00    N
  600109317     BURNS                       .00       .00       .00       .000        .250          .300       $92,500.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600109318     SHERWANI                   2802 WHITMAN DRIVE         MONTGOMERY         TX     77356       $86,106.19
  600109320     KOSTAS                     3108 LACONIA LANE          AURORA             IL     60504       $81,352.96
  600109322     ALBERTIN                   2950 STOVER TRAIL          BUCKINGHAM TOWN    PA     18901      $280,234.65
  600109326     WIDMAR                     10028 CARIBOU DRIVE        EL PASO            TX     79924       $97,677.42
  600109329     DAY                        531 CHERRY STONE CT        MIAMISBURG         OH     45342       $91,265.13
  600109330     CURCIO                     60 OLD NUGENT FARM RD      GLOUCHESTER        MA     01930      $269,546.99
  600109332     VANDERWO                   556 WEST 27TH STREET       HOLLAND            MI     49423      $247,720.72
  600109333     KIM                        6611 ROSE HEDGE            LONG GROVE         IL     60047      $396,313.36
  600109334     RIEDEL                     420 1/2 N BURNETT RD       SPRINGFIELD        OH     45505       $48,360.63
  600109335     ORDONEZ                    63 HIGH NOON ROAD          WESTON             CT     06883      $273,297.05
  600109338     YOUNG                      1256 JOHNSON AVENUE        MACON              GA     31201       $69,589.59
  600109339     HOLLKAMP                   1103 ASH STREET            LOUISVILLE         KY     40217       $44,398.27
  600109340     HOLLKAMP                   1021 DIXON                 LOUISVILLE         KY     40217       $45,622.83
  600109341     BELL                       971 HIGHWAY 165            FORT MITCHELL      AL     36856       $67,477.91


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600109318     SHERWANI                     7.875      .250    7.625     .0500     7.575     09/01/2012
  600109320     KOSTAS                       7.875      .250    7.625     .0500     7.575     11/01/2012
  600109322     ALBERTIN                     7.125      .250    6.875     .0500     6.825     12/01/2012
  600109326     WIDMAR                       8.500      .250    8.250     .0500     8.200     11/01/2012
  600109329     DAY                          9.000      .250    8.750     .0500     8.700     11/01/2012
  600109330     CURCIO                       7.625      .250    7.375     .0500     7.325     11/01/2012
  600109332     VANDERWO                     7.500      .250    7.250     .0500     7.200     11/01/2012
  600109333     KIM                          7.375      .250    7.125     .0500     7.075     11/01/2012
  600109334     RIEDEL                       9.000      .250    8.750     .0500     8.700     11/01/2012
  600109335     ORDONEZ                      7.250      .250    7.000     .0500     6.950     12/01/2012
  600109338     YOUNG                        7.875      .250    7.625     .0500     7.575     12/01/2012
  600109339     HOLLKAMP                     8.500      .250    8.250     .0500     8.200     10/01/2012
  600109340     HOLLKAMP                     8.250      .250    8.000     .0500     7.950     10/01/2012
  600109341     BELL                         7.625      .250    7.375     .0500     7.325     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600109318     SHERWANI                   0945220                      $828.95                  02/01/1998             180
  600109320     KOSTAS                     0945311                      $780.57                  02/01/1998             180
  600109322     ALBERTIN                   0946949                    $2,554.44                  02/01/1998             180
  600109326     WIDMAR                     0947011                      $969.97                  02/01/1998             180
  600109329     DAY                        0948032                      $933.13                  02/01/1998             180
  600109330     CURCIO                     0948394                    $2,540.83                  02/01/1998             180
  600109332     VANDERWO                   0948654                    $2,317.53                  02/01/1998             180
  600109333     KIM                        0948889                    $3,679.69                  02/01/1998             180
  600109334     RIEDEL                     0949063                      $494.45                  02/01/1998             180
  600109335     ORDONEZ                    0949261                    $2,510.37                  02/01/1998             180
  600109338     YOUNG                      0949988                      $663.91                  02/01/1998             180
  600109339     HOLLKAMP                   0950054                      $442.15                  02/01/1998             180
  600109340     HOLLKAMP                   0950055                      $447.72                  02/01/1998             180
  600109341     BELL                       0950158                      $636.07                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600109318     SHERWANI                    .00       .00       .00       .000        .250          .300      $125,000.00    N
  600109320     KOSTAS                      .00       .00       .00       .000        .250          .300      $165,000.00    N
  600109322     ALBERTIN                    .00       .00       .00       .000        .250          .300      $565,500.00    N
  600109326     WIDMAR                      .00       .00       .00       .000        .250          .300      $150,000.00    N
  600109329     DAY                         .00       .00       .00       .000        .250          .300      $115,000.00    N
  600109330     CURCIO                      .00       .00       .00       .000        .250          .300      $340,000.00    N
  600109332     VANDERWO                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600109333     KIM                         .00       .00       .00       .000        .250          .300      $564,500.00    N
  600109334     RIEDEL                      .00       .00       .00       .000        .250          .300       $65,000.00    N
  600109335     ORDONEZ                     .00       .00       .00       .000        .250          .300      $395,000.00    N
  600109338     YOUNG                       .00       .00       .00       .000        .250          .300      $115,000.00    N
  600109339     HOLLKAMP                    .00       .00       .00       .000        .250          .300       $69,000.00    N
  600109340     HOLLKAMP                    .00       .00       .00       .000        .250          .300       $70,000.00    N
  600109341     BELL                        .00       .00       .00       .000        .250          .300       $97,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600109344     SUDELA                     3730 BELLEFONTAINE         HOUSTON            TX     77025      $285,316.70
  600109345     SCHUMACH                   2585 SHADLOW TRAIL SE      ADA                MI     49301      $322,527.66
  600109346     PERKINS                    1991 KISER ROAD            MIDDLEVILLE        MI     49333      $233,576.10
  600109347     COMBS                      1313 TRILLIUM TRAIL NE     GRAND RAPIDS       MI     49546      $312,554.22
  600109348     JACKSON                    9574 100TH ST SE           ALTO               MI     49302      $269,598.20
  600109349     WILLIAMS                   218 PINE HOLLOW LANE       HOUSTON            TX     77056      $376,355.91
  600109352     POTASZ                     6815 N NORTHWEST HIGHWAY   CHICAGO            IL     60631       $55,532.36
  600109354     MCAULIFF                   6911 LAKESHORE DRIVE       DOUGLASVILLE       GA     30135       $53,919.99
  600109356     PICONE                     467 SAGAMORE RD            HAMILTON           MA     01982      $458,153.93
  600109359     JONES                      9815 LEONARD ROAD          COOPERSVILLE       MI     49404       $75,554.40
  600109360     BOLES                      109 LAND GRANT DRIVE       SIMPSONVILLE       SC     29681      $318,967.36
  600109363     SHRIVER                    1818 S FOURTH PLACE        ST CHARLES         IL     60174       $64,445.06
  600109364     ZHANG                      10838 TAVERNAY PARKWAY     CHARLOTTE          NC     28262      $235,312.18
  600109365     DIXON                      1950 DR. BRAMBLETT ROAD    CUMMING            GA     30040       $59,476.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600109344     SUDELA                       7.250      .250    7.000     .0500     6.950     11/01/2012
  600109345     SCHUMACH                     7.500      .250    7.250     .0500     7.200     12/01/2012
  600109346     PERKINS                      7.500      .250    7.250     .0500     7.200     12/01/2012
  600109347     COMBS                        7.500      .250    7.250     .0500     7.200     11/01/2012
  600109348     JACKSON                      7.875      .250    7.625     .0500     7.575     11/01/2012
  600109349     WILLIAMS                     7.500      .250    7.250     .0500     7.200     11/01/2012
  600109352     POTASZ                       8.500      .250    8.250     .0500     8.200     11/01/2012
  600109354     MCAULIFF                     7.875      .250    7.625     .0500     7.575     11/01/2012
  600109356     PICONE                       7.500      .250    7.250     .0500     7.200     11/01/2012
  600109359     JONES                        7.875      .250    7.625     .0500     7.575     12/01/2012
  600109360     BOLES                        7.125      .250    6.875     .0500     6.825     11/01/2012
  600109363     SHRIVER                      8.250      .250    8.000     .0500     7.950     11/01/2012
  600109364     ZHANG                        7.875      .250    7.625     .0500     7.575     12/01/2012
  600109365     DIXON                        8.000      .250    7.750     .0500     7.700     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600109344     SUDELA                     0950508                    $2,629.05         2        02/01/1998             180
  600109345     SCHUMACH                   0950709                    $3,012.79                  02/01/1998             180
  600109346     PERKINS                    0950753                    $2,178.48                  02/01/1998             180
  600109347     COMBS                      0951071                    $2,957.17                  02/01/1998             180
  600109348     JACKSON                    0951414                    $2,579.79                  02/01/1998             180
  600109349     WILLIAMS                   0951525                    $3,522.65                  02/01/1998             180
  600109352     POTASZ                     0951634                      $551.45                  02/01/1998             180
  600109354     MCAULIFF                   0951741                      $515.96                  02/01/1998             180
  600109356     PICONE                     0952996                    $4,287.43                  02/01/1998             180
  600109359     JONES                      0953149                      $720.82                  02/01/1998             180
  600109360     BOLES                      0953474                    $2,916.78                  02/01/1998             180
  600109363     SHRIVER                    0954938                      $630.59                  02/01/1998             180
  600109364     ZHANG                      0955098                    $2,244.98                  02/01/1998             180
  600109365     DIXON                      0955103                      $573.39                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600109344     SUDELA                      .00       .00       .00       .000        .250          .300      $320,000.00    N
  600109345     SCHUMACH                    .00       .00       .00       .000        .250          .300      $470,000.00    N
  600109346     PERKINS                     .00       .00       .00       .000        .250          .300      $400,000.00    N
  600109347     COMBS                       .00       .00       .00       .000        .250          .300      $540,000.00    N
  600109348     JACKSON                     .00       .00       .00       .000        .250          .300      $434,000.00    N
  600109349     WILLIAMS                    .00       .00       .00       .000        .250          .300      $475,000.00    N
  600109352     POTASZ                      .00       .00       .00       .000        .250          .300       $70,000.00    N
  600109354     MCAULIFF                    .00       .00       .00       .000        .250          .300       $68,000.00    N
  600109356     PICONE                      .00       .00       .00       .000        .250          .300      $840,000.00    N
  600109359     JONES                       .00       .00       .00       .000        .250          .300      $106,000.00    N
  600109360     BOLES                       .00       .00       .00       .000        .250          .300      $429,330.00    N
  600109363     SHRIVER                     .00       .00       .00       .000        .250          .300      $117,000.00    N
  600109364     ZHANG                       .00       .00       .00       .000        .250          .300      $295,900.00    N
  600109365     DIXON                       .00       .00       .00       .000        .250          .300      $100,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600109366     POPE                       113 BRISTOL LANE           BIRMINGHAM         AL     35242      $266,496.39
  600109368     SHARIFI                    3727 TYNEMOORE TRACE       SMYRNA             GA     30080      $244,971.20
  600109369     SMITH                      4422 E. DUDLEY             INDIANAPOLIS       IN     46237       $49,419.54
  600109370     CASSIDY                    90-92 KELSO                COLUMBUS           OH     43202       $85,313.07
  600109373     HICKERSO                   16042 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109374     HICKERSO                   16044 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109375     HICKERSO                   16046 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $43,607.50
  600109377     HICKERSO                   16050 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109379     HICKERSO                   16104 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109380     HICKERSO                   16108 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109381     HICKERSO                   16112 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109382     HICKERSO                   16100 STONEHAM CIRCLE      PFLUGERVILLE       TX     78660       $44,598.58
  600109383     BONNETTE                   21740 CAROL STREET         NEW CANEY          TX     77357       $43,258.68
  600109386     YOUNGBER                   442 MILFORD AVE            MARYSVILLE         OH     43040       $43,755.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600109366     POPE                         6.375      .250    6.125     .0500     6.075     11/01/2012
  600109368     SHARIFI                      7.375      .250    7.125     .0500     7.075     11/01/2012
  600109369     SMITH                        7.625      .250    7.375     .0500     7.325     11/01/2012
  600109370     CASSIDY                      9.000      .250    8.750     .0500     8.700     11/01/2012
  600109373     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109374     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109375     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109377     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109379     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109380     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109381     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109382     HICKERSO                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109383     BONNETTE                     8.500      .250    8.250     .0500     8.200     12/01/2012
  600109386     YOUNGBER                     8.500      .250    8.250     .0500     8.200     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600109366     POPE                       0955162                    $2,326.56                  02/01/1998             180
  600109368     SHARIFI                    0955291                    $2,274.51                  02/01/1998             180
  600109369     SMITH                      0955519                      $471.74                  02/01/1998             180
  600109370     CASSIDY                    0955557                      $872.27                  02/01/1998             180
  600109373     HICKERSO                   0956323                      $423.57                  02/01/1998             180
  600109374     HICKERSO                   0956324                      $423.57                  02/01/1998             180
  600109375     HICKERSO                   0956325                      $414.16                  02/01/1998             180
  600109377     HICKERSO                   0956327                      $423.57                  02/01/1998             180
  600109379     HICKERSO                   0956329                      $423.57                  02/01/1998             180
  600109380     HICKERSO                   0956330                      $423.57                  02/01/1998             180
  600109381     HICKERSO                   0956331                      $423.57                  02/01/1998             180
  600109382     HICKERSO                   0956332                      $423.57                  02/01/1998             180
  600109383     BONNETTE                   0956338                      $428.36                  02/01/1998             180
  600109386     YOUNGBER                   0959366                      $433.29                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600109366     POPE                        .00       .00       .00       .000        .250          .300      $336,500.00    N
  600109368     SHARIFI                     .00       .00       .00       .000        .250          .300      $309,115.00    N
  600109369     SMITH                       .00       .00       .00       .000        .250          .300       $98,000.00    N
  600109370     CASSIDY                     .00       .00       .00       .000        .250          .300      $123,000.00    N
  600109373     HICKERSO                    .00       .00       .00       .000        .250          .300       $62,000.00    N
  600109374     HICKERSO                    .00       .00       .00       .000        .250          .300       $61,500.00    N
  600109375     HICKERSO                    .00       .00       .00       .000        .250          .300       $59,500.00    N
  600109377     HICKERSO                    .00       .00       .00       .000        .250          .300       $61,500.00    N
  600109379     HICKERSO                    .00       .00       .00       .000        .250          .300       $63,500.00    N
  600109380     HICKERSO                    .00       .00       .00       .000        .250          .300       $61,500.00    N
  600109381     HICKERSO                    .00       .00       .00       .000        .250          .300       $60,000.00    N
  600109382     HICKERSO                    .00       .00       .00       .000        .250          .300       $60,000.00    N
  600109383     BONNETTE                    .00       .00       .00       .000        .250          .300       $58,000.00    N
  600109386     YOUNGBER                    .00       .00       .00       .000        .250          .300       $55,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600109388     BECKMAN                    389 SHOREHAM CIRCLE        CASTLE ROCK        CO     80104      $256,094.89
  600109390     BELLAPRA                   14412 N 15TH DRIVE         PHOENIX            AZ     85023      $644,201.59
  600109391     SAUNDERS                   30600 N PIMA ROAD          SCOTTSDALE         AZ     85262      $266,398.84
  600109393     KURGIS                     822 MILL ST                SAN LUIS OBISPO    CA     93401      $330,061.72
  600109394     HOPE                       7475 LINCOLN AVENUE        HESPERIA           CA     92345       $66,580.39
  600109396     COLLINS                    208 7TH STREET             GLENDALE           OR     97442       $78,406.00
  600109397     DELGADO                    3315 EAST CAMBRIDGE AVENU  PHOENIX            AZ     85008       $51,603.14
  600109401     SHINYEDA                   2001 EAST CAROLINE LANE    TEMPE              AZ     85284      $443,338.63
  600109402     TOFFOL                     9972 EAST MISSION LANE     SCOTTSDALE         AZ     85258      $344,762.52
  600109403     HOLMAN                     2978 EAST WILLOW CREEK DR  SANDY              UT     84093      $341,785.65
  600115709     PARR, PHILIP               1107 JUNIPER AV            BOULDER            CO     80304      $262,260.35
  600115713     GATTI, PETER               6650 MANCHESTER            CUMMING            GA     30040      $253,491.82
  600115716     PATEL, RAMESHCHANDRA       12 NORTHRIDGE L            LAFAYETTE          CA     94549      $396,150.78
  600115719     BALTAZAR, ROMEO            6222 MEADOW ROA            DALLAS             TX     75230      $446,809.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600109388     BECKMAN                      7.750      .250    7.500     .0500     7.450     11/01/2012
  600109390     BELLAPRA                     7.750      .250    7.500     .0500     7.450     11/01/2012
  600109391     SAUNDERS                     7.500      .250    7.250     .0500     7.200     11/01/2012
  600109393     KURGIS                       7.875      .250    7.625     .0500     7.575     11/01/2012
  600109394     HOPE                         8.875      .250    8.625     .0500     8.575     11/01/2012
  600109396     COLLINS                      7.625      .250    7.375     .0500     7.325     11/01/2012
  600109397     DELGADO                      8.500      .250    8.250     .0500     8.200     06/01/2012
  600109401     SHINYEDA                     7.875      .250    7.625     .0500     7.575     09/01/2012
  600109402     TOFFOL                       7.750      .250    7.500     .0500     7.450     09/01/2012
  600109403     HOLMAN                       7.250      .250    7.000     .0500     6.950     11/01/2012
  600115709     PARR, PHILIP                 7.375      .250    7.125     .0500     7.075     11/01/2012
  600115713     GATTI, PETER                 7.625      .250    7.375     .0500     7.325     11/01/2012
  600115716     PATEL, RAMESHCHANDRA         6.875      .250    6.625     .0500     6.575     11/01/2012
  600115719     BALTAZAR, ROMEO              7.000      .250    6.750     .0500     6.700     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600109388     BECKMAN                    6212863                    $2,432.26                  02/01/1998             180
  600109390     BELLAPRA                   6212884                    $6,118.29                  02/01/1998             180
  600109391     SAUNDERS                   6212933                    $2,492.28                  02/01/1998             180
  600109393     KURGIS                     6216232                    $3,158.34                  02/01/1998             180
  600109394     HOPE                       6217565                      $679.62                  02/01/1998             180
  600109396     COLLINS                    6221945                      $740.77                  02/01/1998             180
  600109397     DELGADO                    6235588                      $519.94                  02/01/1998             180
  600109401     SHINYEDA                   6312199                    $4,268.03                  02/01/1998             180
  600109402     TOFFOL                     6312239                    $3,294.47                  02/01/1998             180
  600109403     HOLMAN                     7158388                    $3,149.38                  02/01/1998             180
  600115709     PARR, PHILIP               1201433                    $2,435.04                  02/01/1998             180
  600115713     GATTI, PETER               1236587                    $2,391.37                  02/01/1998             180
  600115716     PATEL, RAMESHCHANDRA       1246586                    $3,567.42                  02/01/1998             180
  600115719     BALTAZAR, ROMEO            1247527                    $4,055.06                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600109388     BECKMAN                     .00       .00       .00       .000        .250          .300      $323,000.00    N
  600109390     BELLAPRA                    .00       .00       .00       .000        .250          .300    $1,650,000.00    N
  600109391     SAUNDERS                    .00       .00       .00       .000        .250          .300      $495,000.00    N
  600109393     KURGIS                      .00       .00       .00       .000        .250          .300      $510,000.00    N
  600109394     HOPE                        .00       .00       .00       .000        .250          .300       $90,000.00    N
  600109396     COLLINS                     .00       .00       .00       .000        .250          .300      $106,500.00    N
  600109397     DELGADO                     .00       .00       .00       .000        .250          .300       $66,000.00    N
  600109401     SHINYEDA                    .00       .00       .00       .000        .250          .300      $600,000.00    N
  600109402     TOFFOL                      .00       .00       .00       .000        .250          .300      $495,000.00    N
  600109403     HOLMAN                      .00       .00       .00       .000        .250          .300      $465,000.00    N
  600115709     PARR, PHILIP                .00       .00       .00       .000        .250          .300      $332,000.00    N
  600115713     GATTI, PETER                .00       .00       .00       .000        .250          .300      $320,000.00    N
  600115716     PATEL, RAMESHCHANDRA        .00       .00       .00       .000        .250          .300      $930,000.00    N
  600115719     BALTAZAR, ROMEO             .00       .00       .00       .000        .250          .300      $900,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115720     SZE, JOHN                  11874 BROOKGLEN            SARATOGA           CA     95070      $247,769.83
  600115722     TIEN, DAVID                978 SANDALRIDGE            MILPITAS           CA     95035      $252,774.50
  600115725     BUCCIGROSSI, DAVID         4561 CAMPOBELLO            SAN DIEGO          CA     92130      $350,445.67
  600115728     LEVIN, EDWARD              785 WESLEY OAK             ATLANTA            GA     30328      $262,365.16
  600115729     CHEN, PAUL                 11856 WOODHILL             CUPERTINO          CA     95014      $329,468.55
  600115730     DEVINE JR, JOHN            54 GUERRERO AVE            HALF MOON BAY      CA     94019      $458,686.24
  600115731     MA, PEI-CHIANG             775 PEEKSKILL D            SUNNYVALE          CA     94087      $343,870.60
  600115735     BASS, KATHY                64 GLEN LOCH CO            SUGARLAND          TX     77479      $259,464.58
  600115737     CHAPPARONE, ANTHONY        14257 PALISADES            POWAY              CA     92064      $373,438.69
  600115738     DELVECCHIO JR, PHILIP      3113 MARLIN DRI            LONGMONT           CO     80503      $227,810.35
  600115739     WONG, BILL                 13076 GLEN BRAE            SARATOGA           CA     95070      $562,764.97
  600115740     TENNETI, RAMAN             1040 RILMA LANE            LOS ALTOS          CA     94022      $298,162.33
  600115742     MERCOLA, DAN               17565 RANCHO DE            RANCHO SANTE FE    CA     92067      $341,359.15
  600115743     BELL, ROBERT               3660 DOVE HOLLO            ENCINITAS          CA     92024      $424,989.66


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115720     SZE, JOHN                    7.750      .250    7.500     .0500     7.450     11/01/2012
  600115722     TIEN, DAVID                  8.000      .250    7.750     .0500     7.700     11/01/2012
  600115725     BUCCIGROSSI, DAVID           7.750      .250    7.500     .0500     7.450     11/01/2012
  600115728     LEVIN, EDWARD                7.250      .250    7.000     .0500     6.950     12/01/2012
  600115729     CHEN, PAUL                   7.500      .250    7.250     .0500     7.200     11/01/2012
  600115730     DEVINE JR, JOHN              7.250      .250    7.000     .0500     6.950     11/01/2012
  600115731     MA, PEI-CHIANG               7.625      .250    7.375     .0500     7.325     11/01/2012
  600115735     BASS, KATHY                  7.750      .250    7.500     .0500     7.450     11/01/2012
  600115737     CHAPPARONE, ANTHONY          7.750      .250    7.500     .0500     7.450     11/01/2012
  600115738     DELVECCHIO JR, PHILIP        7.000      .250    6.750     .0500     6.700     11/01/2012
  600115739     WONG, BILL                   7.375      .250    7.125     .0500     7.075     11/01/2012
  600115740     TENNETI, RAMAN               7.375      .250    7.125     .0500     7.075     12/01/2012
  600115742     MERCOLA, DAN                 7.500      .250    7.250     .0500     7.200     11/01/2012
  600115743     BELL, ROBERT                 7.500      .250    7.250     .0500     7.200     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115720     SZE, JOHN                  1247774                    $2,353.19                  02/01/1998             180
  600115722     TIEN, DAVID                1247808                    $2,436.91                  02/01/1998             180
  600115725     BUCCIGROSSI, DAVID         1249903                    $3,328.35                  02/01/1998             180
  600115728     LEVIN, EDWARD              1250893                    $2,409.96                  02/01/1998             180
  600115729     CHEN, PAUL                 1251081                    $3,082.32                  02/01/1998             180
  600115730     DEVINE JR, JOHN            1253228                    $4,226.56                  02/01/1998             180
  600115731     MA, PEI-CHIANG             1253350                    $3,241.43                  02/01/1998             180
  600115735     BASS, KATHY                1254036                    $2,464.26                  02/01/1998             180
  600115737     CHAPPARONE, ANTHONY        1254622                    $3,546.73                  02/01/1998             180
  600115738     DELVECCHIO JR, PHILIP      1255397                    $2,067.31                  02/01/1998             180
  600115739     WONG, BILL                 1255553                    $5,225.16                  02/01/1998             180
  600115740     TENNETI, RAMAN             1255629                    $2,759.77                  02/01/1998             180
  600115742     MERCOLA, DAN               1256197                    $3,193.56                  02/01/1998             180
  600115743     BELL, ROBERT               1256338                    $3,975.96                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115720     SZE, JOHN                   .00       .00       .00       .000        .250          .300      $485,000.00    N
  600115722     TIEN, DAVID                 .00       .00       .00       .000        .250          .300      $355,000.00    N
  600115725     BUCCIGROSSI, DAVID          .00       .00       .00       .000        .250          .300      $442,000.00    N
  600115728     LEVIN, EDWARD               .00       .00       .00       .000        .250          .300      $505,000.00    N
  600115729     CHEN, PAUL                  .00       .00       .00       .000        .250          .300      $650,000.00    N
  600115730     DEVINE JR, JOHN             .00       .00       .00       .000        .250          .300      $925,000.00    N
  600115731     MA, PEI-CHIANG              .00       .00       .00       .000        .250          .300      $550,000.00    N
  600115735     BASS, KATHY                 .00       .00       .00       .000        .250          .300      $349,130.00    N
  600115737     CHAPPARONE, ANTHONY         .00       .00       .00       .000        .250          .300      $575,000.00    N
  600115738     DELVECCHIO JR, PHILIP       .00       .00       .00       .000        .250          .300      $405,000.00    N
  600115739     WONG, BILL                  .00       .00       .00       .000        .250          .300      $718,000.00    N
  600115740     TENNETI, RAMAN              .00       .00       .00       .000        .250          .300      $640,000.00    N
  600115742     MERCOLA, DAN                .00       .00       .00       .000        .250          .300      $630,000.00    N
  600115743     BELL, ROBERT                .00       .00       .00       .000        .250          .300      $850,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115744     GAITONDE, SUNIL            7527 DUMAS DRIV            CUPERTINO          CA     95014      $360,800.55
  600115745     CHANG, CHEIN-LING          19240 KERWIN RA            SARATOGA           CA     95070      $495,391.68
  600115746     MUNTZ, DANIEL              10301 VICKSBURG            CUPERTINO          CA     95014      $356,150.56
  600115747     GOLIC, MICHAEL             12110 EAST GOLD            SCOTTSDALE         AZ     85259      $350,666.00
  600115748     TSAI, CHAU-CHAD            12090 INGRID CO            SARATOGA           CA     95070      $333,993.75
  600115749     HOU, CHIH                  1363 SUZANNE CO            SAN JOSE           CA     95129      $346,412.64
  600115750     TE, SIN                    1189 MOUNTAIN Q            SAN JOSE           CA     95120      $259,089.86
  600115751     HWANG, ANDY                1183 PHELPS AVE            SAN JOSE           CA     95117      $267,511.52
  600115752     LO, SHENG-PING             19311 PORTOS CO            SARATOGA           CA     95070      $359,654.38
  600115753     YU, TSUNGHSI               1410 BROOK GLEN            SAN JOSE           CA     95129      $234,815.66
  600115754     BAQAI, BADAR               70 LIMA TERRACE            FREMONT            CA     94539      $335,580.05
  600115755     MONDO, HERMAN              201 KALKAR DRIV            SANTA CRUZ         CA     95060      $321,013.82
  600115756     CHONG, CREIGHTON           47350 GALINDO D            FREMONT            CA     94539      $464,642.90
  600115757     HO, KUOBIN                 127 OLD GLORY C            ALAMEDA            CA     94539      $306,928.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115744     GAITONDE, SUNIL              7.500      .250    7.250     .0500     7.200     12/01/2012
  600115745     CHANG, CHEIN-LING            7.375      .250    7.125     .0500     7.075     11/01/2012
  600115746     MUNTZ, DANIEL                7.250      .250    7.000     .0500     6.950     11/01/2012
  600115747     GOLIC, MICHAEL               7.125      .250    6.875     .0500     6.825     11/01/2012
  600115748     TSAI, CHAU-CHAD              7.750      .250    7.500     .0500     7.450     11/01/2012
  600115749     HOU, CHIH                    7.500      .250    7.250     .0500     7.200     11/01/2012
  600115750     TE, SIN                      7.375      .250    7.125     .0500     7.075     11/01/2012
  600115751     HWANG, ANDY                  7.375      .250    7.125     .0500     7.075     11/01/2012
  600115752     LO, SHENG-PING               7.375      .250    7.125     .0500     7.075     11/01/2012
  600115753     YU, TSUNGHSI                 7.375      .250    7.125     .0500     7.075     11/01/2012
  600115754     BAQAI, BADAR                 7.500      .250    7.250     .0500     7.200     12/01/2012
  600115755     MONDO, HERMAN                7.375      .250    7.125     .0500     7.075     11/01/2012
  600115756     CHONG, CREIGHTON             7.500      .250    7.250     .0500     7.200     11/01/2012
  600115757     HO, KUOBIN                   7.500      .250    7.250     .0500     7.200     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115744     GAITONDE, SUNIL            1256387                    $3,365.05                  02/01/1998             180
  600115745     CHANG, CHEIN-LING          1256478                    $4,599.62                  02/01/1998             180
  600115746     MUNTZ, DANIEL              1256494                    $3,281.74                  02/01/1998             180
  600115747     GOLIC, MICHAEL             1257104                    $3,206.64                  02/01/1998             180
  600115748     TSAI, CHAU-CHAD            1257294                    $3,172.10                  02/01/1998             180
  600115749     HOU, CHIH                  1257310                    $3,240.84                  02/01/1998             180
  600115750     TE, SIN                    1257344                    $2,405.60                  02/01/1998             180
  600115751     HWANG, ANDY                1257351                    $2,483.79                  02/01/1998             180
  600115752     LO, SHENG-PING             1257385                    $3,339.32                  02/01/1998             180
  600115753     YU, TSUNGHSI               1258367                    $2,180.22                  02/01/1998             180
  600115754     BAQAI, BADAR               1258607                    $3,142.57                  02/01/1998             180
  600115755     MONDO, HERMAN              1259258                    $2,980.55                  02/01/1998             180
  600115756     CHONG, CREIGHTON           1259803                    $4,347.69                  02/01/1998             180
  600115757     HO, KUOBIN                 1260223                    $2,862.61                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115744     GAITONDE, SUNIL             .00       .00       .00       .000        .250          .300      $500,000.00    N
  600115745     CHANG, CHEIN-LING           .00       .00       .00       .000        .250          .300    $1,468,500.00    N
  600115746     MUNTZ, DANIEL               .00       .00       .00       .000        .250          .300      $460,000.00    N
  600115747     GOLIC, MICHAEL              .00       .00       .00       .000        .250          .300      $575,000.00    N
  600115748     TSAI, CHAU-CHAD             .00       .00       .00       .000        .250          .300      $620,000.00    N
  600115749     HOU, CHIH                   .00       .00       .00       .000        .250          .300      $437,000.00    N
  600115750     TE, SIN                     .00       .00       .00       .000        .250          .300      $450,000.00    N
  600115751     HWANG, ANDY                 .00       .00       .00       .000        .250          .300      $445,000.00    N
  600115752     LO, SHENG-PING              .00       .00       .00       .000        .250          .300      $655,000.00    N
  600115753     YU, TSUNGHSI                .00       .00       .00       .000        .250          .300      $430,000.00    N
  600115754     BAQAI, BADAR                .00       .00       .00       .000        .250          .300      $590,000.00    N
  600115755     MONDO, HERMAN               .00       .00       .00       .000        .250          .300      $425,000.00    N
  600115756     CHONG, CREIGHTON            .00       .00       .00       .000        .250          .300      $791,500.00    N
  600115757     HO, KUOBIN                  .00       .00       .00       .000        .250          .300      $515,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115760     CHIONG, DOMINIC            5196 APENNINES             SAN JOSE           CA     95138      $346,843.56
  600115762     FAN, CHIACHU               20821 SCOFIELD             CUPERTINO          CA     95014      $361,122.66
  600115764     PUDGIL, DAVID              29583 CEDAR TRA            VALLEY CENTER      CA     92082      $257,972.29
  600115766     MORINE, RANDY              1807 MOUNT LARS            AUSTIN             TX     78746      $397,654.73
  600115770     HERRMANN, CONRAD           344 OCCIDENTAL             BURLINGAME         CA     94010      $395,091.51
  600115771     LU, HSUEH CHUNG            882 GLENVIEW CO            MILPITAS           CA     95035      $326,587.13
  600115773     LU, DA                     1172 ELMSFORD D            CUPERTINO          CA     95014      $263,387.08
  600115775     LIU, CHUANG-               6489 GRAYSTONE             SAN JOSE           CA     95120      $314,479.26
  600115777     BENNETT, SUSAN             1002 BAJADA GRA            SANTA BARBARA      CA     93109      $259,418.57
  600117667     NORA,MATHEW                220 S. WIOLA               LA GRANGE          IL     60525      $439,116.22
  600117668     SYLVESTER,JOHN E           7312 172ND ST              EDMONDS            WA     98026      $425,394.45
  600117669     HUFFERT,ROBERT V           27 COLONY RD               DAIEN              CT     06820      $246,931.32
  600117670     MOORE,DOUGLAS M            38654 CEDARBROOK CT        FARMINGTON HILL    MI     48331      $271,224.44
  600117671     KOEHLER,GERALD R           N25 W30888 OVERLOOK CT     PEWAUKEE           WI     53072      $288,774.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115760     CHIONG, DOMINIC              7.625      .250    7.375     .0500     7.325     11/01/2012
  600115762     FAN, CHIACHU                 7.625      .250    7.375     .0500     7.325     12/01/2012
  600115764     PUDGIL, DAVID                7.875      .250    7.625     .0500     7.575     12/01/2012
  600115766     MORINE, RANDY                7.875      .250    7.625     .0500     7.575     12/01/2012
  600115770     HERRMANN, CONRAD             7.500      .250    7.250     .0500     7.200     12/01/2012
  600115771     LU, HSUEH CHUNG              7.375      .250    7.125     .0500     7.075     12/01/2012
  600115773     LU, DA                       7.625      .250    7.375     .0500     7.325     12/01/2012
  600115775     LIU, CHUANG-                 7.500      .250    7.250     .0500     7.200     12/01/2012
  600115777     BENNETT, SUSAN               7.500      .250    7.250     .0500     7.200     12/01/2012
  600117667     NORA,MATHEW                  7.625      .250    7.375     .0500     7.325     09/01/2012
  600117668     SYLVESTER,JOHN E             7.500      .250    7.250     .0500     7.200     09/01/2012
  600117669     HUFFERT,ROBERT V             7.500      .250    7.250     .0500     7.200     10/01/2012
  600117670     MOORE,DOUGLAS M              7.750      .250    7.500     .0500     7.450     10/01/2012
  600117671     KOEHLER,GERALD R             7.625      .250    7.375     .0500     7.325     10/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115760     CHIONG, DOMINIC            1262088                    $3,269.45                  02/01/1998             180
  600115762     FAN, CHIACHU               1262906                    $3,393.69                  02/01/1998             180
  600115764     PUDGIL, DAVID              1264696                    $2,465.97                  02/01/1998             180
  600115766     MORINE, RANDY              1265305                    $3,793.80                  02/01/1998             180
  600115770     HERRMANN, CONRAD           1268465                    $3,684.87                  02/01/1998             180
  600115771     LU, HSUEH CHUNG            1269273                    $3,022.87                  02/01/1998             180
  600115773     LU, DA                     1269588                    $2,475.44                  02/01/1998             180
  600115775     LIU, CHUANG-               1271345                    $2,938.63                  02/01/1998             180
  600115777     BENNETT, SUSAN             1280114                    $2,419.50                  02/01/1998             180
  600117667     NORA,MATHEW                092481558                  $4,166.22                  02/01/1998             180
  600117668     SYLVESTER,JOHN E           09248176888                $4,004.70                  02/01/1998             180
  600117669     HUFFERT,ROBERT V           092481442                  $2,317.53                  02/01/1998             180
  600117670     MOORE,DOUGLAS M            09248165111                $2,583.81                  02/01/1998             180
  600117671     KOEHLER,GERALD R           092481432                  $2,730.46                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115760     CHIONG, DOMINIC             .00       .00       .00       .000        .250          .300      $518,500.00    N
  600115762     FAN, CHIACHU                .00       .00       .00       .000        .250          .300      $590,000.00    N
  600115764     PUDGIL, DAVID               .00       .00       .00       .000        .250          .300      $344,000.00    N
  600115766     MORINE, RANDY               .00       .00       .00       .000        .250          .300      $560,000.00    N
  600115770     HERRMANN, CONRAD            .00       .00       .00       .000        .250          .300      $690,000.00    N
  600115771     LU, HSUEH CHUNG             .00       .00       .00       .000        .250          .300      $550,000.00    N
  600115773     LU, DA                      .00       .00       .00       .000        .250          .300      $525,000.00    N
  600115775     LIU, CHUANG-                .00       .00       .00       .000        .250          .300      $600,000.00    N
  600115777     BENNETT, SUSAN              .00       .00       .00       .000        .250          .300      $440,000.00    N
  600117667     NORA,MATHEW                 .00       .00       .00       .000        .250          .300      $570,000.00    N
  600117668     SYLVESTER,JOHN E            .00       .00       .00       .000        .250          .300      $550,000.00    N
  600117669     HUFFERT,ROBERT V            .00       .00       .00       .000        .250          .300      $485,000.00    N
  600117670     MOORE,DOUGLAS M             .00       .00       .00       .000        .250          .300      $352,000.00    N
  600117671     KOEHLER,GERALD R            .00       .00       .00       .000        .250          .300      $370,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117672     SCHWARTZ,FERDINARD L       80 GORDON RD               FAIRFIELD          PA     17320      $257,817.32
  600117673     MARSHALL JR,ERNEST T       124 MAITLAND AV            PARAMUS            NJ     07652      $247,720.69
  600117674     JONES,MICHAEL J            303 KESTREL LN             SILVERTHORNE       CO     80498      $276,626.71
  600117675     GRIES,JOHN R               5109 WOODDALE AV           SOUTH EDINA        MN     55424      $396,353.15
  600117676     REDFORD,JOHN G             6 BENDING OAK LN           HOUSTON            TX     77024      $299,285.34
  600117677     HASENYAGER,CAROL A         10618 NORTH RIVERLAKE CT   MEQUON             WI     53092      $240,052.64
  600117678     YOUNG,JAMES B              6056 MARY LANE             OCONOMOWOC         WI     53066      $456,556.54
  600117679     HAARER,STANLEY B           6507 NORTH 26TH ST         PHOENIX            AZ     85016      $343,095.91
  600124225     HENDERSON,THOMAS J         5517 KALANIANAOLE HIGHWAY  HONOLULU           HI     96821      $248,434.96
  600124372     COPE,MICHAEL W.C.          555 VIA MIRA VALLE         NIPOMO             CA     93444      $290,520.19
  600124379     SCHERMAN,BERNARD MART      1 KAILUANA PLACE           KAILUA             HI     96734      $640,793.69
  600124409     DAVIDSON,JEFFREY GARDNER   6030 ASCOT DRIVE           OAKLAND            CA     94611      $256,834.32
  600124427     SAMOUCE,WARREN A           121 INDIAN BEND DRIVE      AUSTIN             TX     78734      $258,240.87
  600124451     CASALOU,STEPHEN J          6492 MALVERN DRIVE         TROY               MI     48098      $397,628.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117672     SCHWARTZ,FERDINARD L         7.500      .250    7.250     .0500     7.200     10/01/2012
  600117673     MARSHALL JR,ERNEST T         7.500      .250    7.250     .0500     7.200     11/01/2012
  600117674     JONES,MICHAEL J              7.375      .250    7.125     .0500     7.075     11/01/2012
  600117675     GRIES,JOHN R                 7.500      .250    7.250     .0500     7.200     11/01/2012
  600117676     REDFORD,JOHN G               7.250      .250    7.000     .0500     6.950     11/01/2012
  600117677     HASENYAGER,CAROL A           7.625      .250    7.375     .0500     7.325     12/01/2012
  600117678     YOUNG,JAMES B                7.500      .250    7.250     .0500     7.200     12/01/2012
  600117679     HAARER,STANLEY B             7.375      .250    7.125     .0500     7.075     08/01/2012
  600124225     HENDERSON,THOMAS J           7.125      .250    6.875     .0500     6.825     12/01/2012
  600124372     COPE,MICHAEL W.C.            7.000      .250    6.750     .0500     6.700     12/01/2012
  600124379     SCHERMAN,BERNARD MART        7.500      .250    7.250     .0500     7.200     12/01/2012
  600124409     DAVIDSON,JEFFREY GARDNER     7.500      .250    7.250     .0500     7.200     12/01/2012
  600124427     SAMOUCE,WARREN A             7.250      .250    7.000     .0500     6.950     12/01/2012
  600124451     CASALOU,STEPHEN J            7.750      .250    7.500     .0500     7.450     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117672     SCHWARTZ,FERDINARD L       3374453                    $2,419.50        12        02/01/1998             180
  600117673     MARSHALL JR,ERNEST T       09248164999                $2,317.54                  02/01/1998             180
  600117674     JONES,MICHAEL J            092481556                  $2,568.43                  02/01/1998             180
  600117675     GRIES,JOHN R               09248180999                $3,708.05                  02/01/1998             180
  600117676     REDFORD,JOHN G             092481551                  $2,757.76                  02/01/1998             180
  600117677     HASENYAGER,CAROL A         092481555                  $2,255.92                  02/01/1998             180
  600117678     YOUNG,JAMES B              092481157                  $4,264.26                  02/01/1998             180
  600117679     HAARER,STANLEY B           092481437                  $3,216.06                  02/01/1998             180
  600124225     HENDERSON,THOMAS J         1420328                    $2,264.58                  02/01/1998             180
  600124372     COPE,MICHAEL W.C.          2359404                    $2,661.88                  02/01/1998             180
  600124379     SCHERMAN,BERNARD MART      2393973                    $5,976.45                  02/01/1998             180
  600124409     DAVIDSON,JEFFREY GARDNER   2556517                    $2,395.40         7        02/01/1998             180
  600124427     SAMOUCE,WARREN A           2640125                    $2,372.07                  02/01/1998             180
  600124451     CASALOU,STEPHEN J          2714656                    $3,765.10                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117672     SCHWARTZ,FERDINARD L        .00       .00       .00       .000        .250          .300      $290,000.00    N
  600117673     MARSHALL JR,ERNEST T        .00       .00       .00       .000        .250          .300      $320,000.00    N
  600117674     JONES,MICHAEL J             .00       .00       .00       .000        .250          .300      $349,000.00    N
  600117675     GRIES,JOHN R                .00       .00       .00       .000        .250          .300      $675,000.00    N
  600117676     REDFORD,JOHN G              .00       .00       .00       .000        .250          .300      $600,000.00    N
  600117677     HASENYAGER,CAROL A          .00       .00       .00       .000        .250          .300      $345,000.00    N
  600117678     YOUNG,JAMES B               .00       .00       .00       .000        .250          .300      $760,000.00    N
  600117679     HAARER,STANLEY B            .00       .00       .00       .000        .250          .300      $437,000.00    N
  600124225     HENDERSON,THOMAS J          .00       .00       .00       .000        .250          .300      $400,000.00    N
  600124372     COPE,MICHAEL W.C.           .00       .00       .00       .000        .250          .300      $394,900.00    N
  600124379     SCHERMAN,BERNARD MART       .00       .00       .00       .000        .250          .300    $1,900,000.00    N
  600124409     DAVIDSON,JEFFREY GARDNER    .00       .00       .00       .000        .250          .300      $304,000.00    N
  600124427     SAMOUCE,WARREN A            .00       .00       .00       .000        .250          .300      $550,000.00    N
  600124451     CASALOU,STEPHEN J           .00       .00       .00       .000        .250          .300      $535,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600124462     MC MAHON,JAMES E           1422 JOYERIN COURT         SAN JOSE           CA     95131      $238,513.78
  600124489     RAMSEY,WILLIAM W           6721 SOUTH EVANSTON AVEUN  TULSA              OK     74136      $710,667.72
  600124523     SWECKER,DANIEL P           10420 173RD AVENUE SOUTHW  ROCHESTER          WA     98579      $242,537.65
  600124527     SANDERS,STEPHEN E          31680 INCA WAY             STEAMBOAT SPRIN    CO     80477      $297,294.47
  600124529     LINDBERG,JAMES PHILIP      1577 SHOOTING STAR DRIVE   GOLDEN             CO     80401      $391,338.05
  600124531     CHUNG,KYUNG K              40 KINGSTON RD             MEDIA              PA     19063      $288,223.58
  600124532     PALMIERI,ANTHONY J         135 DORSETT CIRCLE         PHOENIXVILLE       PA     19460      $278,208.84
  600124539     SALZMAN,STEPHEN            227 CONSTANCE LANE         SANTA BARBARA      CA     93105      $486,965.64
  600124541     SHARPE,NORTON              1430 CRYSTAL LAKE ROAD     ASPEN              CO     81611      $297,294.47
  600124547     PFEFFERMAN,MICHAEL R.      47 MOLLISON DRIVE          SIMI VALLEY        CA     93065      $364,644.88
  600124550     KOOYMAN,MIKE               1875 NORTH SARAGOSSA STRE  POMONA             CA     91768      $294,834.95
  600124551     PHILLIPS JR,JAMES K        679 BENTWURTH DRIVE        BOWLING GREEN      KY     42103      $258,407.36
  600124554     HARRISON,WILLIAM D         5989 DUBLIN RD             DELAWARE           OH     43015      $264,388.26
  600124560     LINCOLN,JOHN               13129 WILD FLOWER LN       POWAY              CA     92064      $348,919.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600124462     MC MAHON,JAMES E             7.250      .250    7.000     .0500     6.950     12/01/2012
  600124489     RAMSEY,WILLIAM W             7.500      .250    7.250     .0500     7.200     12/01/2012
  600124523     SWECKER,DANIEL P             7.625      .250    7.375     .0500     7.325     12/01/2012
  600124527     SANDERS,STEPHEN E            7.625      .250    7.375     .0500     7.325     11/01/2012
  600124529     LINDBERG,JAMES PHILIP        7.375      .250    7.125     .0500     7.075     12/01/2012
  600124531     CHUNG,KYUNG K                7.375      .250    7.125     .0500     7.075     12/01/2012
  600124532     PALMIERI,ANTHONY J           6.875      .250    6.625     .0500     6.575     12/01/2012
  600124539     SALZMAN,STEPHEN              7.250      .250    7.000     .0500     6.950     12/01/2012
  600124541     SHARPE,NORTON                7.625      .250    7.375     .0500     7.325     11/01/2012
  600124547     PFEFFERMAN,MICHAEL R.        7.500      .250    7.250     .0500     7.200     11/01/2012
  600124550     KOOYMAN,MIKE                 8.250      .250    8.000     .0500     7.950     12/01/2012
  600124551     PHILLIPS JR,JAMES K          7.375      .250    7.125     .0500     7.075     12/01/2012
  600124554     HARRISON,WILLIAM D           7.500      .250    7.250     .0500     7.200     12/01/2012
  600124560     LINCOLN,JOHN                 7.250      .250    7.000     .0500     6.950     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600124462     MC MAHON,JAMES E           2755200                    $2,190.87                  02/01/1998             180
  600124489     RAMSEY,WILLIAM W           2843725                    $6,628.14                  02/01/1998             180
  600124523     SWECKER,DANIEL P           2932383                    $2,279.28                  02/01/1998             180
  600124527     SANDERS,STEPHEN E          2937395                    $2,802.39                  02/01/1998             180
  600124529     LINDBERG,JAMES PHILIP      2940648                    $3,622.20                  02/01/1998             180
  600124531     CHUNG,KYUNG K              2964752                    $2,667.78                  02/01/1998             180
  600124532     PALMIERI,ANTHONY J         2965890                    $2,497.19                  02/01/1998             180
  600124539     SALZMAN,STEPHEN            4368123                    $4,473.03                  02/01/1998             180
  600124541     SHARPE,NORTON              4441342                    $2,802.39                  02/01/1998             180
  600124547     PFEFFERMAN,MICHAEL R.      4645763                    $3,411.41                  02/01/1998             180
  600124550     KOOYMAN,MIKE               4677212                    $2,910.42                  02/01/1998             180
  600124551     PHILLIPS JR,JAMES K        4679281                    $2,391.80                  02/01/1998             180
  600124554     HARRISON,WILLIAM D         4700686                    $2,465.86                  02/01/1998             180
  600124560     LINCOLN,JOHN               4790635                    $3,195.02                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600124462     MC MAHON,JAMES E            .00       .00       .00       .000        .250          .300      $300,000.00    N
  600124489     RAMSEY,WILLIAM W            .00       .00       .00       .000        .250          .300    $1,500,000.00    N
  600124523     SWECKER,DANIEL P            .00       .00       .00       .000        .250          .300      $350,000.00    N
  600124527     SANDERS,STEPHEN E           .00       .00       .00       .000        .250          .300      $405,000.00    N
  600124529     LINDBERG,JAMES PHILIP       .00       .00       .00       .000        .250          .300      $525,000.00    N
  600124531     CHUNG,KYUNG K               .00       .00       .00       .000        .250          .300      $500,000.00    N
  600124532     PALMIERI,ANTHONY J          .00       .00       .00       .000        .250          .300      $405,000.00    N
  600124539     SALZMAN,STEPHEN             .00       .00       .00       .000        .250          .300      $700,000.00    N
  600124541     SHARPE,NORTON               .00       .00       .00       .000        .250          .300    $1,425,000.00    N
  600124547     PFEFFERMAN,MICHAEL R.       .00       .00       .00       .000        .250          .300      $475,000.00    N
  600124550     KOOYMAN,MIKE                .00       .00       .00       .000        .250          .300      $375,000.00    N
  600124551     PHILLIPS JR,JAMES K         .00       .00       .00       .000        .250          .300      $325,000.00    N
  600124554     HARRISON,WILLIAM D          .00       .00       .00       .000        .250          .300      $420,000.00    N
  600124560     LINCOLN,JOHN                .00       .00       .00       .000        .250          .300      $755,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600124578     HOLDEN,TONY W              23007 COLLINS STREET       WOODLAND HILLS     CA     91367      $309,094.95
  600124581     SLATEN,RONALD S            24608 CORDILLERA DRIVE     CALABASAS          CA     91302      $371,523.18
  600124586     PHAM,HIEU N                2977 MITTON DRIVE          SAN JOSE           CA     95148      $248,451.85
  600124598     PARK,DO SEP                1728 MILTON STREET         REDWOOD CITY       CA     94061      $424,699.26
  600124600     GHAZARIAN,ROBERT           3360 HAVEN WAY             BURBANK            CA     91504      $268,309.77
  600124622     SCHNEIDER,MARK R           8349 SEAMORE STREET        PASADENA           MD     21122      $233,420.84
  600124626     KROVITSKY-BISNO,RANDI      326 MARBERRY DRIVE         PITTSBURGH         PA     15215      $259,452.81
  600124628     CHILDERS,JOHN STEVEN       227 WILSON POINT           HOT SPRINGS        AR     71913      $253,437.99
  600124633     HAK SONG,JOHN IN           875  5TH AVENUE            LOS ANGELES        CA     90005      $262,196.08
  600124643     FELICIANO,ELPIDIO G        6751 WEST MANOR DRIVE      TERRE HAUTE        IN     47802      $306,887.74
  600124647     DIIULO,NINO                5900 BABBITT ROAD          NEW ALBANY         OH     43054      $413,746.65
  600124657     HAGEN,JR,HERBERT A         1860 VIA ISLA              PALM SPRINGS       CA     92243      $254,221.39
  600124662     KING,WADE HAMPTON          55 26TH AVENUE             SAN FRANCISCO      CA     94121      $987,756.39
  600124682     VER BRUGGE,MAURICE W       715 CRISTINA DRIVE         INCLINE VILLAGE    NV     89451      $302,104.81


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600124578     HOLDEN,TONY W                7.375      .250    7.125     .0500     7.075     12/01/2012
  600124581     SLATEN,RONALD S              7.500      .250    7.250     .0500     7.200     12/01/2012
  600124586     PHAM,HIEU N                  7.250      .250    7.000     .0500     6.950     12/01/2012
  600124598     PARK,DO SEP                  7.375      .250    7.125     .0500     7.075     01/01/2013
  600124600     GHAZARIAN,ROBERT             7.125      .250    6.875     .0500     6.825     12/01/2012
  600124622     SCHNEIDER,MARK R             7.875      .250    7.625     .0500     7.575     12/01/2012
  600124626     KROVITSKY-BISNO,RANDI        7.750      .250    7.500     .0500     7.450     12/01/2012
  600124628     CHILDERS,JOHN STEVEN         7.375      .250    7.125     .0500     7.075     12/01/2012
  600124633     HAK SONG,JOHN IN             7.500      .250    7.250     .0500     7.200     01/01/2013
  600124643     FELICIANO,ELPIDIO G          7.250      .250    7.000     .0500     6.950     12/01/2012
  600124647     DIIULO,NINO                  7.500      .250    7.250     .0500     7.200     01/01/2013
  600124657     HAGEN,JR,HERBERT A           7.375      .250    7.125     .0500     7.075     01/01/2013
  600124662     KING,WADE HAMPTON            7.500      .250    7.250     .0500     7.200     10/01/2012
  600124682     VER BRUGGE,MAURICE W         7.750      .250    7.500     .0500     7.450     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600124578     HOLDEN,TONY W              5125521                    $2,860.96                  02/01/1998             180
  600124581     SLATEN,RONALD S            5136784                    $3,465.06                  02/01/1998             180
  600124586     PHAM,HIEU N                5148900                    $2,282.16                  02/01/1998             180
  600124598     PARK,DO SEP                5174962                    $3,918.87                  02/01/1998             180
  600124600     GHAZARIAN,ROBERT           5178883                    $2,445.74                  02/01/1998             180
  600124622     SCHNEIDER,MARK R           5214675                    $2,228.86                  02/01/1998             180
  600124626     KROVITSKY-BISNO,RANDI      5216636                    $2,456.73                  02/01/1998             180
  600124628     CHILDERS,JOHN STEVEN       5245311                    $2,345.80                  02/01/1998             180
  600124633     HAK SONG,JOHN IN           5263913                    $2,438.04                  02/01/1998             180
  600124643     FELICIANO,ELPIDIO G        5281300                    $2,818.92                  02/01/1998             180
  600124647     DIIULO,NINO                5301570                    $3,847.10                  02/01/1998             180
  600124657     HAGEN,JR,HERBERT A         5335416                    $2,345.80                  02/01/1998             180
  600124662     KING,WADE HAMPTON          5368636                    $9,269.66                  02/01/1998             180
  600124682     VER BRUGGE,MAURICE W       5425968                    $2,852.07                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600124578     HOLDEN,TONY W               .00       .00       .00       .000        .250          .300      $390,000.00    N
  600124581     SLATEN,RONALD S             .00       .00       .00       .000        .250          .300      $760,000.00    N
  600124586     PHAM,HIEU N                 .00       .00       .00       .000        .250          .300      $343,000.00    N
  600124598     PARK,DO SEP                 .00       .00       .00       .000        .250          .300      $575,000.00    N
  600124600     GHAZARIAN,ROBERT            .00       .00       .00       .000        .250          .300      $355,000.00    N
  600124622     SCHNEIDER,MARK R            .00       .00       .00       .000        .250          .300      $305,000.00    N
  600124626     KROVITSKY-BISNO,RANDI       .00       .00       .00       .000        .250          .300      $349,000.00    N
  600124628     CHILDERS,JOHN STEVEN        .00       .00       .00       .000        .250          .300      $352,000.00    N
  600124633     HAK SONG,JOHN IN            .00       .00       .00       .000        .250          .300      $410,000.00    N
  600124643     FELICIANO,ELPIDIO G         .00       .00       .00       .000        .250          .300      $386,000.00    N
  600124647     DIIULO,NINO                 .00       .00       .00       .000        .250          .300      $650,000.00    N
  600124657     HAGEN,JR,HERBERT A          .00       .00       .00       .000        .250          .300      $340,000.00    N
  600124662     KING,WADE HAMPTON           .00       .00       .00       .000        .250          .300    $1,745,000.00    N
  600124682     VER BRUGGE,MAURICE W        .00       .00       .00       .000        .250          .300      $450,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600124697     MARCHENIA,GARY             2309 OLD WAGON ROAD        HUNTSVILLE         AL     35801      $254,711.29
  600124709     HOPKINS,LEO NELSON         3655 W. ESTHER WAY         TETON VILLAGE      WY     83025      $646,996.56
  600124735     HOFFMANN,BOB L             6319 240TH WAY NORTHEAST   REDMOND            WA     98053      $423,567.71
  600124738     WILSON,ROBERT M            6655 NEPTUNE PLACE         SAN DIEGO          CA     92037      $598,107.03
  600124750     LIDA,ELA JEAN              16170 ROYAL ROAD           RAMSEY             MN     55303      $313,718.48
  600124754     BREITHAUPT,GARY            24235 LAS NARANJAS DRIVE   LAGUNA NIGUEL      CA     92677      $244,260.07
  600124765     LUO,SOLOMON C W            350 PATTON DRIVE           ORWIGSBURG         PA     17961      $613,998.74
  600124769     MUSELLA,ANGELA R           10 FOX HILL DRIVE          WAYNE              NJ     07470      $264,242.63
  600124770     FLYNN,ANGELA               10279 EAST OLD TRAIL ROAD  SCOTTSDALE         AZ     85262      $334,010.27
  600124779     BENBASSAT,WILLIAM A        10429 WINDTREE DRIVE       LOS ANGELES        CA     90077      $466,788.68
  600124780     MOONEY,MICHAEL J           12 SUGAR PINE ROAD         NEWPORT COAST A    CA     92657      $456,087.71
  600124850     LAURENCE,DENNIS J          438 EWING DRIVE            PLEASANTON         CA     94566      $272,073.12
  600124851     LEE,JUAN H                 11 ASHLEY DRIVE            HOLMDEL            NJ     07733      $326,062.22
  600124864     BAILEY,ROBERT L            1410 SAN ANDREAS ROAD      LA SELVA BEACH     CA     95073      $405,445.86


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600124697     MARCHENIA,GARY               7.250      .250    7.000     .0500     6.950     01/01/2013
  600124709     HOPKINS,LEO NELSON           7.250      .250    7.000     .0500     6.950     01/01/2013
  600124735     HOFFMANN,BOB L               7.250      .250    7.000     .0500     6.950     01/01/2013
  600124738     WILSON,ROBERT M              7.000      .250    6.750     .0500     6.700     01/01/2013
  600124750     LIDA,ELA JEAN                7.875      .250    7.625     .0500     7.575     01/01/2013
  600124754     BREITHAUPT,GARY              7.500      .250    7.250     .0500     7.200     01/01/2013
  600124765     LUO,SOLOMON C W              7.250      .250    7.000     .0500     6.950     01/01/2013
  600124769     MUSELLA,ANGELA R             8.125      .250    7.875     .0500     7.825     01/01/2013
  600124770     FLYNN,ANGELA                 7.750      .250    7.500     .0500     7.450     01/01/2013
  600124779     BENBASSAT,WILLIAM A          7.125      .250    6.875     .0500     6.825     01/01/2013
  600124780     MOONEY,MICHAEL J             7.250      .250    7.000     .0500     6.950     01/01/2013
  600124850     LAURENCE,DENNIS J            7.375      .250    7.125     .0500     7.075     12/01/2012
  600124851     LEE,JUAN H                   7.750      .250    7.500     .0500     7.450     10/01/2012
  600124864     BAILEY,ROBERT L              7.125      .250    6.875     .0500     6.825     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600124697     MARCHENIA,GARY             5472444                    $2,332.36                  02/01/1998             180
  600124709     HOPKINS,LEO NELSON         5561830                    $5,924.48                  02/01/1998             180
  600124735     HOFFMANN,BOB L             5670534                    $3,879.67                  02/01/1998             180
  600124738     WILSON,ROBERT M            5722854                    $5,392.97                  02/01/1998             180
  600124750     LIDA,ELA JEAN              5732035                    $2,999.95                  02/01/1998             180
  600124754     BREITHAUPT,GARY            5788741                    $2,271.18                  02/01/1998             180
  600124765     LUO,SOLOMON C W            5808305                    $5,622.32                  02/01/1998             180
  600124769     MUSELLA,ANGELA R           5813760                    $2,551.64                  02/01/1998             180
  600124770     FLYNN,ANGELA               5830564                    $3,153.27                  02/01/1998             180
  600124779     BENBASSAT,WILLIAM A        5872379                    $4,241.55                  02/01/1998             180
  600124780     MOONEY,MICHAEL J           5873435                    $4,176.35                  02/01/1998             180
  600124850     LAURENCE,DENNIS J          9792032                    $2,518.29                  02/01/1998             180
  600124851     LEE,JUAN H                 9831157                    $3,106.21                  02/01/1998             180
  600124864     BAILEY,ROBERT L            9971250                    $3,695.79                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600124697     MARCHENIA,GARY              .00       .00       .00       .000        .250          .300      $365,000.00    N
  600124709     HOPKINS,LEO NELSON          .00       .00       .00       .000        .250          .300    $1,300,000.00    N
  600124735     HOFFMANN,BOB L              .00       .00       .00       .000        .250          .300      $850,000.00    N
  600124738     WILSON,ROBERT M             .00       .00       .00       .000        .250          .300      $850,000.00    N
  600124750     LIDA,ELA JEAN               .00       .00       .00       .000        .250          .300      $485,000.00    N
  600124754     BREITHAUPT,GARY             .00       .00       .00       .000        .250          .300      $310,000.00    N
  600124765     LUO,SOLOMON C W             .00       .00       .00       .000        .250          .300    $1,210,000.00    N
  600124769     MUSELLA,ANGELA R            .00       .00       .00       .000        .250          .300      $414,000.00    N
  600124770     FLYNN,ANGELA                .00       .00       .00       .000        .250          .300      $530,000.00    N
  600124779     BENBASSAT,WILLIAM A         .00       .00       .00       .000        .250          .300      $635,000.00    N
  600124780     MOONEY,MICHAEL J            .00       .00       .00       .000        .250          .300      $610,000.00    N
  600124850     LAURENCE,DENNIS J           .00       .00       .00       .000        .250          .300      $365,000.00    N
  600124851     LEE,JUAN H                  .00       .00       .00       .000        .250          .300      $412,500.00    N
  600124864     BAILEY,ROBERT L             .00       .00       .00       .000        .250          .300      $510,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600124866     CARTER,WILLIAM C           3232 ROUNDING RUN CT       HERNDON            VA     20171      $231,702.43
  600124867     BOSCHMANS,ERIC             1271 LAKE SYBELIA DR       MAITLAND           FL     32751      $294,418.74
  600124869     NAGEL-MINICK,EDITH         1280 SW 19TH AVE.          BOCA RATON         FL     33486      $254,656.32
  600124870     BERG,GREGORY H             31 OLD WOOD ROAD           AVON               CT     06001      $393,683.79
  600124871     SCULT,DAVID R              2 ASHFORD LANE             ANDOVER            MA     01810      $354,554.44
  600124872     EAGLESTON JR,COURTNEY H    1154 VERNON PLACE          MARCO ISLAND       FL     34145      $255,350.50
  600124873     PARK,YOUNG K               10422 OAK RIDGE DR         ZIONVILLE          IN     46077      $268,691.06
  600124874     COOK,LYNN S                2314 COUNTY RD 1150 N.     SIDNEY             IL     61877      $357,817.95
  600124875     SHELTER,WILLIAM L          1320 DEER BROOK DR         PORT MATILDA       PA     16870      $298,162.33
  600125035     VERNON,GAIL,JAMES          175 SOUTH SAN RAFAEL AVEN  PASADENA           CA     91105      $499,291.94
  600125036     KUMADA,ISAO,AKIKO          7700 WEST 80TH STREET      PLAYA DEL REY      CA     90293      $336,012.98
  600125039     CAREY/HECKER,CHRISTOPHER/  6 GLORIA DRIVE             SAN RAFAEL         CA     94901      $263,626.14
  600125040     PALMER,JAMES,KATHLEEN      2414 MASSACHUSETTS AVENUE  REDWOOD CITY       CA     94061      $240,658.72
  600125050     NELSON,KATHERINE,JAY       400 KIOWA PLACE            BOULDER            CO     80303      $264,317.97


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600124866     CARTER,WILLIAM C             7.625      .250    7.375     .0500     7.325     08/01/2012
  600124867     BOSCHMANS,ERIC               7.375      .250    7.125     .0500     7.075     08/01/2012
  600124869     NAGEL-MINICK,EDITH           7.500      .250    7.250     .0500     7.200     10/01/2012
  600124870     BERG,GREGORY H               7.125      .250    6.875     .0500     6.825     09/01/2012
  600124871     SCULT,DAVID R                7.625      .250    7.375     .0500     7.325     09/01/2012
  600124872     EAGLESTON JR,COURTNEY H      7.500      .250    7.250     .0500     7.200     11/01/2012
  600124873     PARK,YOUNG K                 7.500      .250    7.250     .0500     7.200     12/01/2012
  600124874     COOK,LYNN S                  7.500      .250    7.250     .0500     7.200     12/01/2012
  600124875     SHELTER,WILLIAM L            7.375      .250    7.125     .0500     7.075     12/01/2012
  600125035     VERNON,GAIL,JAMES            7.750      .250    7.500     .0400     7.460     12/01/2012
  600125036     KUMADA,ISAO,AKIKO            8.000      .250    7.750     .0400     7.710     12/01/2012
  600125039     CAREY/HECKER,CHRISTOPHER/    7.750      .250    7.500     .0400     7.460     12/01/2012
  600125040     PALMER,JAMES,KATHLEEN        7.750      .250    7.500     .0400     7.460     12/01/2012
  600125050     NELSON,KATHERINE,JAY         7.875      .250    7.625     .0400     7.585     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600124866     CARTER,WILLIAM C           092481783                  $2,204.55                  02/01/1998             180
  600124867     BOSCHMANS,ERIC             092481622                  $2,759.77                  02/01/1998             180
  600124869     NAGEL-MINICK,EDITH         092481624                  $2,389.84                  02/01/1998             180
  600124870     BERG,GREGORY H             092481623                  $3,623.33                  02/01/1998             180
  600124871     SCULT,DAVID R              09248170000                $3,362.86                  02/01/1998             180
  600124872     EAGLESTON JR,COURTNEY H    092481625                  $2,388.92                  02/01/1998             180
  600124873     PARK,YOUNG K               092481628                  $2,521.48                  02/01/1998             180
  600124874     COOK,LYNN S                092481627                  $3,337.25                  02/01/1998             180
  600124875     SHELTER,WILLIAM L          092481626                  $2,759.77                  02/01/1998             180
  600125035     VERNON,GAIL,JAMES          496205                     $3,582.06                  02/01/1998             180
  600125036     KUMADA,ISAO,AKIKO          496211                     $3,765.27                  02/01/1998             180
  600125039     CAREY/HECKER,CHRISTOPHER/  496229                     $1,891.33                  02/01/1998             180
  600125040     PALMER,JAMES,KATHLEEN      496236                     $1,726.55                  02/01/1998             180
  600125050     NELSON,KATHERINE,JAY       496309                     $1,917.81                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600124866     CARTER,WILLIAM C            .00       .00       .00       .000        .250          .300      $295,000.00    N
  600124867     BOSCHMANS,ERIC              .00       .00       .00       .000        .250          .300      $435,000.00    N
  600124869     NAGEL-MINICK,EDITH          .00       .00       .00       .000        .250          .300      $518,000.00    N
  600124870     BERG,GREGORY H              .00       .00       .00       .000        .250          .300      $530,000.00    N
  600124871     SCULT,DAVID R               .00       .00       .00       .000        .250          .300      $550,000.00    N
  600124872     EAGLESTON JR,COURTNEY H     .00       .00       .00       .000        .250          .300      $324,000.00    N
  600124873     PARK,YOUNG K                .00       .00       .00       .000        .250          .300      $409,000.00    N
  600124874     COOK,LYNN S                 .00       .00       .00       .000        .250          .300      $571,000.00    N
  600124875     SHELTER,WILLIAM L           .00       .00       .00       .000        .250          .300      $430,000.00    N
  600125035     VERNON,GAIL,JAMES                                                                           $1,140,000.00    N
  600125036     KUMADA,ISAO,AKIKO                                                                             $600,000.00    N
  600125039     CAREY/HECKER,CHRISTOPHER/                                                                     $330,000.00    N
  600125040     PALMER,JAMES,KATHLEEN                                                                         $360,000.00    N
  600125050     NELSON,KATHERINE,JAY                                                                          $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125052     PLATT,VIRGINIA             19100 NEPTUNE AVENUE       FORT BRAGG         CA     95437      $449,720.30
  600125054     RAMIREZ,ALVARO,JOVA        1995 31ST AVENUE           SAN FRANCISCO      CA     94116      $227,847.02
  600125079     ADDINGTON,JOHN,CANDACE     2373 OLD MILITARY ROAD     CENTRAL POINT      OR     97502      $237,810.69
  600125111     OLSON,JAMES,PEGGY          18080 HIGHWAY 238          GRANTS PASS        OR     97527      $273,833.33
  600125132     WATKINS,NATHAN/ANTONIA     8220 SE 26TH STREET        MERCER ISLAND      WA     98040      $286,051.77
  600125133     KJOLSO,DENNIS,ELFIDA       2422 56TH STREET SOUTHWES  EVERETT            WA     98203      $244,831.39
  600125141     WOODARD,THOMAS             1530 EAST BEECHWOOD DRIVE  LAYTON             UT     84040      $249,663.40
  600125166     WALSH,MARCIA               2196 AUGUSTA DRIVE         EVERGREEN          CO     80439      $263,340.37
  600125167     RICHARDS,CRAIG             5773 SOUTH BENTON WAY      LITTLETON          CO     80123      $351,775.54
  600125170     VAN VOLKOM/THOM,FLORENCE/  5246 LUPINE STREET         YORBA LINDA        CA     92886      $271,196.40
  600125180     TUDOR,JAMES,MINAMAREE      3794 PASEO DE OLIVOS       FALLBROOK          CA     92028      $275,609.14
  600125190     HYDE,LOREN                 5801 EAST HIGHWAY 106      UNION              WA     98592      $299,407.28
  600125195     CHANG,HYUN, MISOOK         933 16TH AVENUE COURT SOU  PUYALLUP           WA     98372      $251,269.73
  600125220     HARDING,RONALD             6 NORTH BULLMOOSE CIRCLE   CHANDLER           AZ     85224      $255,663.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125052     PLATT,VIRGINIA               8.375      .250    8.125     .0400     8.085     01/01/2013
  600125054     RAMIREZ,ALVARO,JOVA          8.000      .250    7.750     .0400     7.710     01/01/2013
  600125079     ADDINGTON,JOHN,CANDACE       7.875      .250    7.625     .0400     7.585     11/01/2012
  600125111     OLSON,JAMES,PEGGY            8.000      .250    7.750     .0400     7.710     01/01/2013
  600125132     WATKINS,NATHAN/ANTONIA       8.500      .250    8.250     .0400     8.210     12/01/2012
  600125133     KJOLSO,DENNIS,ELFIDA         7.875      .250    7.625     .0400     7.585     01/01/2013
  600125141     WOODARD,THOMAS               8.000      .250    7.750     .0400     7.710     12/01/2012
  600125166     WALSH,MARCIA                 8.500      .250    8.250     .0400     8.210     01/01/2013
  600125167     RICHARDS,CRAIG               8.250      .250    8.000     .0400     7.960     01/01/2013
  600125170     VAN VOLKOM/THOM,FLORENCE/    7.750      .250    7.500     .0400     7.460     01/01/2013
  600125180     TUDOR,JAMES,MINAMAREE        7.750      .250    7.500     .0400     7.460     12/01/2012
  600125190     HYDE,LOREN                   8.125      .250    7.875     .0400     7.835     11/01/2012
  600125195     CHANG,HYUN, MISOOK           8.125      .250    7.875     .0400     7.835     12/01/2012
  600125220     HARDING,RONALD               8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125052     PLATT,VIRGINIA             496342                     $3,420.33                  02/01/1998             180
  600125054     RAMIREZ,ALVARO,JOVA        496394                     $1,672.98                  02/01/1998             180
  600125079     ADDINGTON,JOHN,CANDACE     522553                     $2,276.28                  02/01/1998             180
  600125111     OLSON,JAMES,PEGGY          522735                     $2,017.85                  02/01/1998             180
  600125132     WATKINS,NATHAN/ANTONIA     528858                     $2,202.17                  02/01/1998             180
  600125133     KJOLSO,DENNIS,ELFIDA       528893                     $1,776.42                  02/01/1998             180
  600125141     WOODARD,THOMAS             530384                     $1,834.41                  02/01/1998             180
  600125166     WALSH,MARCIA               530798                     $2,026.09                  02/01/1998             180
  600125167     RICHARDS,CRAIG             530800                     $2,644.46                  02/01/1998             180
  600125170     VAN VOLKOM/THOM,FLORENCE/  530840                     $2,560.27                  02/01/1998             180
  600125180     TUDOR,JAMES,MINAMAREE      533754                     $1,977.30                  02/01/1998             180
  600125190     HYDE,LOREN                 535613                     $2,227.49                  02/01/1998             180
  600125195     CHANG,HYUN, MISOOK         535769                     $1,868.12                  02/01/1998             180
  600125220     HARDING,RONALD             537471                     $1,900.79                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125052     PLATT,VIRGINIA                                                                                $650,000.00    N
  600125054     RAMIREZ,ALVARO,JOVA                                                                           $285,000.00    N
  600125079     ADDINGTON,JOHN,CANDACE                                                                        $300,000.00    N
  600125111     OLSON,JAMES,PEGGY                                                                             $420,000.00    N
  600125132     WATKINS,NATHAN/ANTONIA                                                                        $358,000.00    N
  600125133     KJOLSO,DENNIS,ELFIDA                                                                          $333,000.00    N
  600125141     WOODARD,THOMAS                                                                                $336,000.00    N
  600125166     WALSH,MARCIA                                                                                  $310,000.00    N
  600125167     RICHARDS,CRAIG                                                                                $440,917.60    N
  600125170     VAN VOLKOM/THOM,FLORENCE/                                                                     $340,000.00    N
  600125180     TUDOR,JAMES,MINAMAREE                                                                         $345,000.00    N
  600125190     HYDE,LOREN                                                                                    $450,000.00    N
  600125195     CHANG,HYUN, MISOOK                                                                            $314,500.00    N
  600125220     HARDING,RONALD                                                                                $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125223     KRAMER,DANIEL,SHELLY       2003 EAST CLUBHOUSE DRIVE  PHOENIX            AZ     85048      $319,012.19
  600125225     LOWE,WILLIAM,ELIZABE       25151 NORTH 93RD AVENUE    PEORIA             AZ     85382      $279,302.57
  600125243     BAYER,ROBERT,MARY          7274 WEST FIREBIRD DRIVE   GLENDALE           AZ     85308      $234,253.35
  600125252     KAUFMAN,OSCAR              30600 NORTH PIMA ROAD, #1  SCOTTSDALE         AZ     85262      $378,758.33
  600125264     CHUNG,JUNG EN              569 ACACIA STREET          SIERRA MADRE       CA     91024      $243,153.02
  600125270     LA COUNTE,GRETCHEN         289 FIRST STREET WEST      SONOMA             CA     95476      $289,455.46
  600125277     LUM,BEACON                 7622 PINEVILLE CIRCLE      CASTRO VALLEY      CA     94552      $259,511.79
  600125284     GHANEM,IBAHIM, CAROL       1550 SOUTH WESTRIDGE ROAD  WEST COVINA        CA     91971      $372,067.73
  600125286     ROSS,PAUL, SUZANNE         2 TENAYA LANE              NOVATO             CA     94947      $453,724.25
  600125292     ZUR,OFER, JESSICA          101 SANDERS RANCH ROAD     MORAGA             CA     94556      $422,342.43
  600125293     BROST,VALEN, LINDA         12631 LAKESHORE NORTH      AUBURN             CA     95602      $327,384.10
  600125298     JELTEN,G.ALLEN,GERALDI     30 HODUR COURT             PLEASANT HILL      CA     94523      $287,621.94
  600125308     GARDNER/MAC GRE,RICHARD/E  15721 WINDSOR WAY          TRUCKEE            CA     96161      $242,228.92
  600125339     CORBY,DAVID,KAY            8310 NORTH SUNBURST TRAIL  PARKER             CO     80134      $335,601.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125223     KRAMER,DANIEL,SHELLY         7.250      .250    7.000     .0400     6.960     12/01/2012
  600125225     LOWE,WILLIAM,ELIZABE         8.375      .250    8.125     .0400     8.085     11/01/2012
  600125243     BAYER,ROBERT,MARY            7.750      .250    7.500     .0400     7.460     12/01/2012
  600125252     KAUFMAN,OSCAR                8.250      .250    8.000     .0400     7.960     01/01/2013
  600125264     CHUNG,JUNG EN                8.500      .250    8.250     .0400     8.210     10/01/2012
  600125270     LA COUNTE,GRETCHEN           8.375      .250    8.125     .0400     8.085     11/01/2012
  600125277     LUM,BEACON                   8.375      .250    8.125     .0400     8.085     11/01/2012
  600125284     GHANEM,IBAHIM, CAROL         8.500      .250    8.250     .0400     8.210     11/01/2012
  600125286     ROSS,PAUL, SUZANNE           8.375      .250    8.125     .0400     8.085     11/01/2012
  600125292     ZUR,OFER, JESSICA            8.000      .250    7.750     .0400     7.710     11/01/2012
  600125293     BROST,VALEN, LINDA           8.375      .250    8.125     .0400     8.085     11/01/2012
  600125298     JELTEN,G.ALLEN,GERALDI       8.125      .250    7.875     .0400     7.835     12/01/2012
  600125308     GARDNER/MAC GRE,RICHARD/E    7.750      .250    7.500     .0400     7.460     01/01/2013
  600125339     CORBY,DAVID,KAY              8.625      .250    8.375     .0400     8.335     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125223     KRAMER,DANIEL,SHELLY       537498                     $2,930.29                  02/01/1998             180
  600125225     LOWE,WILLIAM,ELIZABE       537533                     $2,128.20                  02/01/1998             180
  600125243     BAYER,ROBERT,MARY          537661                     $2,219.53         2        02/01/1998             180
  600125252     KAUFMAN,OSCAR              537694                     $2,847.30                  02/01/1998             180
  600125264     CHUNG,JUNG EN              538411                     $1,874.23                  02/01/1998             180
  600125270     LA COUNTE,GRETCHEN         538527                     $2,204.21                  02/01/1998             180
  600125277     LUM,BEACON                 538701                     $1,976.19                  02/01/1998             180
  600125284     GHANEM,IBAHIM, CAROL       538809                     $2,866.13                  02/01/1998             180
  600125286     ROSS,PAUL, SUZANNE         538823                     $3,459.85                  02/01/1998             180
  600125292     ZUR,OFER, JESSICA          538878                     $3,105.29                  02/01/1998             180
  600125293     BROST,VALEN, LINDA         538883                     $2,493.04                  02/01/1998             180
  600125298     JELTEN,G.ALLEN,GERALDI     539179                     $2,138.39                  02/01/1998             180
  600125308     GARDNER/MAC GRE,RICHARD/E  540803                     $1,736.58                  02/01/1998             180
  600125339     CORBY,DAVID,KAY            543288                     $2,613.37                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125223     KRAMER,DANIEL,SHELLY                                                                          $421,000.00    N
  600125225     LOWE,WILLIAM,ELIZABE                                                                          $400,000.00    N
  600125243     BAYER,ROBERT,MARY                                                                             $262,017.00    N
  600125252     KAUFMAN,OSCAR                                                                                 $625,000.00    N
  600125264     CHUNG,JUNG EN                                                                                 $375,000.00    N
  600125270     LA COUNTE,GRETCHEN                                                                            $362,500.00    N
  600125277     LUM,BEACON                                                                                    $430,000.00    N
  600125284     GHANEM,IBAHIM, CAROL                                                                          $465,990.00    N
  600125286     ROSS,PAUL, SUZANNE                                                                            $569,000.00    N
  600125292     ZUR,OFER, JESSICA                                                                             $529,000.00    N
  600125293     BROST,VALEN, LINDA                                                                            $410,000.00    N
  600125298     JELTEN,G.ALLEN,GERALDI                                                                        $360,000.00    N
  600125308     GARDNER/MAC GRE,RICHARD/E                                                                     $305,000.00    N
  600125339     CORBY,DAVID,KAY                                                                               $420,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125340     INGALSBE,GERALD,PAMELA     2985 NORTH 3525 WEST       PLAIN CITY         UT     84404      $286,593.57
  600125354     KING,JOHN,SANDY            0316 NEILSON GULCH ROAD    EAGLE              CO     81631      $273,444.79
  600125360     LYMAN,TRINE                1287 EAST HICKENLOOPER WA  DRAPER             UT     84020      $266,621.89
  600125381     CARGILL,KATHERINE          1829 COLUMBINE AVENUE      BOULDER            CO     80302      $287,825.53
  600125382     ALGARIN,E. FRANK,BARBAR    4468 SOUTH ZARAHELMA DRIV  SALT LAKE CITY     UT     84124      $264,439.70
  600125391     ROBERTS/ROBERTS,ROBERT/SA  1459 NORTH 200 WEST        CENTERVILLE        UT     84014      $298,627.00
  600125403     HUNT,DAVID,DEBORAH         28200 THORPE MOUNTAIN ROA  STEAMBOAT SPRIN    CO     80477      $379,781.37
  600125408     SKILLEN,PAUL G.            10152 SOUTH BELL CANYON R  SANDY              UT     84092      $331,782.83
  600125414     GRAY,R. MICHAEL,DIXI       7366 SOUTH 1840 EAST       SALT LAKE CITY     UT     84121      $329,772.90
  600125416     HALL,THOMAS                90 WEST WESTVIEW DRIVE     OREM               UT     84058      $267,833.43
  600125432     GRUBB,PATRICIA             288 EDWARDS VILLAGE BOULE  EDWARDS            CO     81632      $231,606.90
  600125450     WILLIAMS,TERRY N.,TERESA   40011 LACOMB DRIVE         LEBANON            OR     97355      $267,629.91
  600125455     JONES,PETER,MICHELLE       416 SOUTHWEST EDGECLIFF R  PORTLAND           OR     97219      $899,495.45
  600125463     PARK,HOWARD,HANNA          4742 NORTHWEST RAINIER TE  PORTLAND           OR     97229      $245,750.62


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125340     INGALSBE,GERALD,PAMELA       7.750      .250    7.500     .0400     7.460     12/01/2012
  600125354     KING,JOHN,SANDY              8.000      .250    7.750     .0400     7.710     11/01/2012
  600125360     LYMAN,TRINE                  7.750      .250    7.500     .0400     7.460     12/01/2012
  600125381     CARGILL,KATHERINE            8.500      .250    8.250     .0400     8.210     01/01/2013
  600125382     ALGARIN,E. FRANK,BARBAR      8.500      .250    8.250     .0400     8.210     01/01/2013
  600125391     ROBERTS/ROBERTS,ROBERT/SA    8.375      .250    8.125     .0400     8.085     12/01/2012
  600125403     HUNT,DAVID,DEBORAH           8.750      .250    8.500     .0400     8.460     01/01/2013
  600125408     SKILLEN,PAUL G.              8.125      .250    7.875     .0400     7.835     01/01/2013
  600125414     GRAY,R. MICHAEL,DIXI         7.875      .250    7.625     .0400     7.585     01/01/2013
  600125416     HALL,THOMAS                  8.375      .250    8.125     .0400     8.085     01/01/2013
  600125432     GRUBB,PATRICIA               8.875      .250    8.625     .0400     8.585     11/01/2012
  600125450     WILLIAMS,TERRY N.,TERESA     7.875      .250    7.625     .0400     7.585     12/01/2012
  600125455     JONES,PETER,MICHELLE         8.875      .250    8.625     .0400     8.585     01/01/2013
  600125463     PARK,HOWARD,HANNA            7.875      .250    7.625     .0400     7.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125340     INGALSBE,GERALD,PAMELA     543306                     $2,056.10                  02/01/1998             180
  600125354     KING,JOHN,SANDY            543402                     $2,010.51                  02/01/1998             180
  600125360     LYMAN,TRINE                543431                     $1,912.82                  02/01/1998             180
  600125381     CARGILL,KATHERINE          543582                     $2,214.47                  02/01/1998             180
  600125382     ALGARIN,E. FRANK,BARBAR    543595                     $2,034.55                  02/01/1998             180
  600125391     ROBERTS/ROBERTS,ROBERT/SA  543644                     $2,272.62                  02/01/1998             180
  600125403     HUNT,DAVID,DEBORAH         543705                     $2,989.46                  02/01/1998             180
  600125408     SKILLEN,PAUL G.            543736                     $2,465.09                  02/01/1998             180
  600125414     GRAY,R. MICHAEL,DIXI       543766                     $2,392.73                  02/01/1998             180
  600125416     HALL,THOMAS                543792                     $2,036.99                  02/01/1998             180
  600125432     GRUBB,PATRICIA             543873                     $1,845.90                  02/01/1998             180
  600125450     WILLIAMS,TERRY N.,TERESA   544321                     $1,943.19                  02/01/1998             180
  600125455     JONES,PETER,MICHELLE       544361                     $7,160.80                  02/01/1998             180
  600125463     PARK,HOWARD,HANNA          544427                     $2,344.57                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125340     INGALSBE,GERALD,PAMELA                                                                        $385,000.00    N
  600125354     KING,JOHN,SANDY                                                                               $342,500.00    N
  600125360     LYMAN,TRINE                                                                                   $342,000.00    N
  600125381     CARGILL,KATHERINE                                                                             $360,000.00    N
  600125382     ALGARIN,E. FRANK,BARBAR                                                                       $330,750.00    N
  600125391     ROBERTS/ROBERTS,ROBERT/SA                                                                     $393,000.00    N
  600125403     HUNT,DAVID,DEBORAH                                                                            $600,000.00    N
  600125408     SKILLEN,PAUL G.                                                                               $415,000.00    N
  600125414     GRAY,R. MICHAEL,DIXI                                                                          $435,000.00    N
  600125416     HALL,THOMAS                                                                                   $335,000.00    N
  600125432     GRUBB,PATRICIA                                                                                $290,000.00    N
  600125450     WILLIAMS,TERRY N.,TERESA                                                                      $390,000.00    N
  600125455     JONES,PETER,MICHELLE                                                                        $1,160,000.00    N
  600125463     PARK,HOWARD,HANNA                                                                             $309,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125466     NGUYEN,LY B.               9249 SOUTHEAST HUNTERS BL  PORTLAND           OR     97266      $268,697.28
  600125480     GABRIEL JR.,HARRY,MELODY   2325 OAKHURST LANE         LAKE OSWEGO        OR     97034      $362,804.80
  600125504     LEHL,JERALD/MARY           16021 SOUTHEAST TEN EYCK   SANDY              OR     97055      $355,784.34
  600125526     ADAMS,TIMOTHY              486 CHATHAM ROAD           BURLINGAME         CA     94010      $335,640.00
  600125527     MALEY/MALEY,SEAN/WILLIAM   3 WALKER STREET            MILL VALLEY        CA     94941      $311,470.78
  600125534     MCNEIL,ALLYSON             1656 KENNARD WAY           SUNNYVALE          CA     94087      $304,236.48
  600125536     ARFAE/PIROUZAN,BIZAN,ZAHR  45 MILLER RANCH COURT      SAN RAFAEL         CA     94903      $230,538.36
  600125537     PUCCINELLI,ROBERT,LYNETTE  17866 BERTA CANYON ROAD    SALINAS            CA     93907      $230,615.81
  600125547     NEARY/REYNOLDS,STEPHEN/MA  912-914 PALM AVENUE        SAN MATEO          CA     94401      $475,624.83
  600125559     RICE,STEVEN,EUGENIA        9911 SOUTH COLONY GROVE L  VILLA PARK         CA     92861      $343,536.82
  600125562     CLARK,DONALD,ESTHER        200 EAST 20TH STREET       COSTA MESA         CA     92627      $248,296.23
  600125571     TAFT,DONNA                 5577 PERUGIA CIRCLE        SAN JOSE           CA     95138      $639,559.35
  600125576     CHAFFEE,GLENN,DEBRA        1522 SOUTH ORANGE AVENUE   EL CAJON           CA     92020      $419,231.26
  600125577     ESTEBAN,ENELITA            12689 VIA COLMENAR         SAN DIEGO          CA     92129      $311,590.44


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125466     NGUYEN,LY B.                 8.875      .250    8.625     .0400     8.585     12/01/2012
  600125480     GABRIEL JR.,HARRY,MELODY     7.875      .250    7.625     .0400     7.585     12/01/2012
  600125504     LEHL,JERALD/MARY             8.500      .250    8.250     .0400     8.210     01/01/2013
  600125526     ADAMS,TIMOTHY                8.000      .250    7.750     .0400     7.710     01/01/2013
  600125527     MALEY/MALEY,SEAN/WILLIAM     8.875      .250    8.625     .0400     8.585     11/01/2012
  600125534     MCNEIL,ALLYSON               8.375      .250    8.125     .0400     8.085     12/01/2012
  600125536     ARFAE/PIROUZAN,BIZAN,ZAHR    8.125      .250    7.875     .0400     7.835     12/01/2012
  600125537     PUCCINELLI,ROBERT,LYNETTE    8.875      .250    8.625     .0400     8.585     11/01/2012
  600125547     NEARY/REYNOLDS,STEPHEN/MA    8.125      .250    7.875     .0400     7.835     12/01/2012
  600125559     RICE,STEVEN,EUGENIA          8.000      .250    7.750     .0400     7.710     12/01/2012
  600125562     CLARK,DONALD,ESTHER          8.250      .250    8.000     .0400     7.960     01/01/2013
  600125571     TAFT,DONNA                   8.125      .250    7.875     .0400     7.835     12/01/2012
  600125576     CHAFFEE,GLENN,DEBRA          8.500      .250    8.250     .0400     8.210     11/01/2012
  600125577     ESTEBAN,ENELITA              8.125      .250    7.875     .0400     7.835     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125466     NGUYEN,LY B.               544458                     $2,140.28                  02/01/1998             180
  600125480     GABRIEL JR.,HARRY,MELODY   544546                     $2,637.08                  02/01/1998             180
  600125504     LEHL,JERALD/MARY           544726                     $2,737.33                  02/01/1998             180
  600125526     ADAMS,TIMOTHY              545499                     $2,465.45                  02/01/1998             180
  600125527     MALEY/MALEY,SEAN/WILLIAM   545503                     $2,482.41                  02/01/1998             180
  600125534     MCNEIL,ALLYSON             546330                     $2,316.70                  02/01/1998             180
  600125536     ARFAE/PIROUZAN,BIZAN,ZAHR  546431                     $1,715.17                  02/01/1998             180
  600125537     PUCCINELLI,ROBERT,LYNETTE  546503                     $1,845.90                  02/01/1998             180
  600125547     NEARY/REYNOLDS,STEPHEN/MA  546801                     $3,536.14                  02/01/1998             180
  600125559     RICE,STEVEN,EUGENIA        548214                     $2,524.15                  02/01/1998             180
  600125562     CLARK,DONALD,ESTHER        548224                     $2,415.65                  02/01/1998             180
  600125571     TAFT,DONNA                 548360                     $4,754.95                  02/01/1998             180
  600125576     CHAFFEE,GLENN,DEBRA        548554                     $3,229.44                  02/01/1998             180
  600125577     ESTEBAN,ENELITA            548621                     $2,316.59                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125466     NGUYEN,LY B.                                                                                  $369,000.00    N
  600125480     GABRIEL JR.,HARRY,MELODY                                                                      $500,000.00    N
  600125504     LEHL,JERALD/MARY                                                                              $450,000.00    N
  600125526     ADAMS,TIMOTHY                                                                                 $420,000.00    N
  600125527     MALEY/MALEY,SEAN/WILLIAM                                                                      $390,000.00    N
  600125534     MCNEIL,ALLYSON                                                                                $381,000.00    N
  600125536     ARFAE/PIROUZAN,BIZAN,ZAHR                                                                     $315,000.00    N
  600125537     PUCCINELLI,ROBERT,LYNETTE                                                                     $290,000.00    N
  600125547     NEARY/REYNOLDS,STEPHEN/MA                                                                     $635,000.00    N
  600125559     RICE,STEVEN,EUGENIA                                                                           $430,000.00    N
  600125562     CLARK,DONALD,ESTHER                                                                           $350,000.00    N
  600125571     TAFT,DONNA                                                                                    $800,537.00    N
  600125576     CHAFFEE,GLENN,DEBRA                                                                           $546,000.00    N
  600125577     ESTEBAN,ENELITA                                                                               $416,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125582     WILSON,DAWN                7231 EL FUERTE STREET      CARLSBAD           CA     92009      $554,289.76
  600125592     NGUYEN/DOAN,KINH/KIM       8526 HOPSEED LANE          SAN DIEGO          CA     92129      $269,624.86
  600125647     FLOYD,FRANCIS,JOYCE        2821 2ND AVENUE            SEATTLE            WA     98121      $239,301.12
  600125651     CANTU/KASNICK,EDITH/PATRI  14227 117TH AVENUE NORTHE  KIRKLAND           WA     98034      $233,861.85
  600125654     ARELLANO,TIMOTHY J.        3940 259TH WAY NORTHEAST   REDMOND            WA     98053      $362,124.78
  600125658     MATTHEWS,GARY, LINDA       19200 HIGHWAY 9            SNOHOMISH          WA     98296      $271,558.20
  600125667     BRISBANE,STEPHEN, LAURA    220 C STREET               BLAINE             WA     98230      $359,605.25
  600125671     BUE,TERRY                  1115 142ND PLACE NORTHEAS  BELLEVUE           WA     98007      $319,558.11
  600125677     NICHOLS,DAVID, HOLLAN      22404 SOUTHEAST 300TH STR  KENT               WA     98042      $283,627.20
  600125679     CAMPBELL,WILLIAM, EMILY    2121 NORTHEAST PERKINS WA  SEATTLE            WA     98155      $266,234.42
  600125689     MULCAHEY,EDWARD F.         8726 OVERLAKE BOULEVARD W  MEDINA             WA     98004      $367,771.26
  600125699     HUYSING/WOO,PETER/DAWN     2659 230TH AVENUE SOUTHEA  ISSAQUAH           WA     98029      $269,977.73
  600125705     COPELAND,THOMAS, MERRIE    3817 MOUNT BAKER HIGHWAY   EVERSON            WA     98247      $241,346.00
  600125723     BRADY,DANIEL,BARBARA       15543 SOUTHEAST 66TH PLAC  BELLEVUE           WA     98006      $275,219.91


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125582     WILSON,DAWN                  8.250      .250    8.000     .0400     7.960     12/01/2012
  600125592     NGUYEN/DOAN,KINH/KIM         8.000      .250    7.750     .0400     7.710     11/01/2012
  600125647     FLOYD,FRANCIS,JOYCE          8.375      .250    8.125     .0400     8.085     12/01/2012
  600125651     CANTU/KASNICK,EDITH/PATRI    8.625      .250    8.375     .0400     8.335     01/01/2013
  600125654     ARELLANO,TIMOTHY J.          8.375      .250    8.125     .0400     8.085     01/01/2013
  600125658     MATTHEWS,GARY, LINDA         7.750      .250    7.500     .0400     7.460     01/01/2013
  600125667     BRISBANE,STEPHEN, LAURA      9.000      .250    8.750     .0400     8.710     12/01/2012
  600125671     BUE,TERRY                    7.875      .250    7.625     .0400     7.585     12/01/2012
  600125677     NICHOLS,DAVID, HOLLAN        8.125      .250    7.875     .0400     7.835     12/01/2012
  600125679     CAMPBELL,WILLIAM, EMILY      8.375      .250    8.125     .0400     8.085     01/01/2013
  600125689     MULCAHEY,EDWARD F.           8.375      .250    8.125     .0400     8.085     01/01/2013
  600125699     HUYSING/WOO,PETER/DAWN       8.250      .250    8.000     .0400     7.960     01/01/2013
  600125705     COPELAND,THOMAS, MERRIE      8.250      .250    8.000     .0400     7.960     01/01/2013
  600125723     BRADY,DANIEL,BARBARA         8.250      .250    8.000     .0400     7.960     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125582     WILSON,DAWN                548806                     $4,169.53                  02/01/1998             180
  600125592     NGUYEN/DOAN,KINH/KIM       548987                     $2,599.37                  02/01/1998             180
  600125647     FLOYD,FRANCIS,JOYCE        549794                     $1,821.13                  02/01/1998             180
  600125651     CANTU/KASNICK,EDITH/PATRI  549830                     $1,820.03         2        02/01/1998             180
  600125654     ARELLANO,TIMOTHY J.        549851                     $2,754.12                  02/01/1998             180
  600125658     MATTHEWS,GARY, LINDA       549898                     $1,946.85                  02/01/1998             180
  600125667     BRISBANE,STEPHEN, LAURA    549953                     $2,896.64                  02/01/1998             180
  600125671     BUE,TERRY                  549972                     $2,320.22                  02/01/1998             180
  600125677     NICHOLS,DAVID, HOLLAN      550007                     $2,108.69                  02/01/1998             180
  600125679     CAMPBELL,WILLIAM, EMILY    550018                     $2,024.83                  02/01/1998             180
  600125689     MULCAHEY,EDWARD F.         550072                     $2,797.07                  02/01/1998             180
  600125699     HUYSING/WOO,PETER/DAWN     550153                     $2,029.55                  02/01/1998             180
  600125705     COPELAND,THOMAS, MERRIE    550190                     $1,814.31                  02/01/1998             180
  600125723     BRADY,DANIEL,BARBARA       550288                     $2,677.59                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125582     WILSON,DAWN                                                                                   $740,000.00    N
  600125592     NGUYEN/DOAN,KINH/KIM                                                                          $340,000.00    N
  600125647     FLOYD,FRANCIS,JOYCE                                                                           $299,500.00    N
  600125651     CANTU/KASNICK,EDITH/PATRI                                                                     $260,000.00    N
  600125654     ARELLANO,TIMOTHY J.                                                                           $452,950.00    N
  600125658     MATTHEWS,GARY, LINDA                                                                          $396,375.00    N
  600125667     BRISBANE,STEPHEN, LAURA                                                                       $450,000.00    N
  600125671     BUE,TERRY                                                                                     $400,000.00    N
  600125677     NICHOLS,DAVID, HOLLAN                                                                         $380,000.00    N
  600125679     CAMPBELL,WILLIAM, EMILY                                                                       $333,000.00    N
  600125689     MULCAHEY,EDWARD F.                                                                            $460,000.00    N
  600125699     HUYSING/WOO,PETER/DAWN                                                                        $337,700.00    N
  600125705     COPELAND,THOMAS, MERRIE                                                                       $345,000.00    N
  600125723     BRADY,DANIEL,BARBARA                                                                          $410,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125730     BAGBY/VAN CITTE,JAMES/MAR  20853 SOUTHEAST 123RD STR  ISSAQUAH           WA     98027      $325,133.69
  600125790     NAZZAL,STEVEN              1204 KOTENBERG AVENUE      SAN JOSE           CA     95125      $259,250.76
  600125828     TRIESAULT,JON              18 QUIET MEADOW LANE       MAPELTON           UT     84664      $439,376.91
  600125865     ANDRUS,B.DON               256 SOUTH 500 EAST         ST. GEORGE         UT     84770      $283,823.47
  600125878     HERLINGER,BENJAMIN,DORIT   9274 NORTH 103RD STREET    SCOTTSDALE         AZ     85258      $263,831.66
  600125902     FRIESEN,CHARLES,ELAINE     3754 EAST REDFIELD ROAD    GILBERT            AZ     85234      $249,840.58
  600125910     KELLEY,PAUL, MARY          15 WEST PASADENA AVENUE    PHOENIX            AZ     85013      $229,603.34
  600125913     WEST,SUSAN,RANDY           3221 JACK DRIVE            PRESCOTT           AZ     86301      $257,427.15
  600125923     FLATT,DAVID,SHARALYN       37910 NORTH 56TH STREET    CAVE CREEK         AZ     85331      $429,739.50
  600125937     WERLE,JAMES,KATHLEEN       251 BAJA SOL DRIVE         SCOTTS VALLEY      CA     95066      $299,585.73
  600125941     NATANSON,ALAN              1330 CLEMENT STREET        SAN FRANCSICO      CA     94118      $230,521.49
  600125942     RA0/WATSON,RAGHU,VERONICA  75 FOLSOM STREET #1500     SAN FRANCISCO      CA     94105      $431,056.01
  600125945     PROSES/PROSES,BRIAN/TARA   846-850 CENTRAL AVENUE     SAN FRANCISCO      CA     64115      $380,312.69
  600125951     WILSON,KENNETH,LORI        438 ALAMEDA AVENUE         HALF MOON BAY      CA     94019      $399,501.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125730     BAGBY/VAN CITTE,JAMES/MAR    8.875      .250    8.625     .0400     8.585     12/01/2012
  600125790     NAZZAL,STEVEN                8.750      .250    8.500     .0400     8.460     01/01/2013
  600125828     TRIESAULT,JON                7.750      .250    7.500     .0400     7.460     12/01/2012
  600125865     ANDRUS,B.DON                 8.375      .250    8.125     .0400     8.085     01/01/2013
  600125878     HERLINGER,BENJAMIN,DORIT     8.250      .250    8.000     .0400     7.960     01/01/2013
  600125902     FRIESEN,CHARLES,ELAINE       8.250      .250    8.000     .0400     7.960     01/01/2013
  600125910     KELLEY,PAUL, MARY            8.250      .250    8.000     .0400     7.960     01/01/2013
  600125913     WEST,SUSAN,RANDY             8.000      .250    7.750     .0400     7.710     01/01/2013
  600125923     FLATT,DAVID,SHARALYN         8.500      .250    8.250     .0400     8.210     01/01/2013
  600125937     WERLE,JAMES,KATHLEEN         7.875      .250    7.625     .0400     7.585     12/01/2012
  600125941     NATANSON,ALAN                8.625      .250    8.375     .0400     8.335     12/01/2012
  600125942     RA0/WATSON,RAGHU,VERONICA    7.625      .250    7.375     .0400     7.335     11/01/2012
  600125945     PROSES/PROSES,BRIAN/TARA     8.250      .250    8.000     .0400     7.960     12/01/2012
  600125951     WILSON,KENNETH,LORI          8.375      .250    8.125     .0400     8.085     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125730     BAGBY/VAN CITTE,JAMES/MAR  550337                     $2,589.82                  02/01/1998             180
  600125790     NAZZAL,STEVEN              552451                     $2,040.70                  02/01/1998             180
  600125828     TRIESAULT,JON              552913                     $3,152.21                  02/01/1998             180
  600125865     ANDRUS,B.DON               553819                     $2,158.61                  02/01/1998             180
  600125878     HERLINGER,BENJAMIN,DORIT   553943                     $1,983.34                  02/01/1998             180
  600125902     FRIESEN,CHARLES,ELAINE     554027                     $1,878.17                  02/01/1998             180
  600125910     KELLEY,PAUL, MARY          554070                     $1,727.91                  02/01/1998             180
  600125913     WEST,SUSAN,RANDY           554078                     $1,890.18                  02/01/1998             180
  600125923     FLATT,DAVID,SHARALYN       554135                     $3,306.33                  02/01/1998             180
  600125937     WERLE,JAMES,KATHLEEN       554937                     $2,175.21                  02/01/1998             180
  600125941     NATANSON,ALAN              555117                     $1,796.69                  02/01/1998             180
  600125942     RA0/WATSON,RAGHU,VERONICA  555164                     $3,057.67                  02/01/1998             180
  600125945     PROSES/PROSES,BRIAN/TARA   555215                     $2,860.82                  02/01/1998             180
  600125951     WILSON,KENNETH,LORI        555376                     $3,040.29                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125730     BAGBY/VAN CITTE,JAMES/MAR                                                                     $465,000.00    N
  600125790     NAZZAL,STEVEN                                                                                 $324,250.00    N
  600125828     TRIESAULT,JON                                                                                 $600,000.00    N
  600125865     ANDRUS,B.DON                                                                                  $355,000.00    N
  600125878     HERLINGER,BENJAMIN,DORIT                                                                      $330,000.00    N
  600125902     FRIESEN,CHARLES,ELAINE                                                                        $345,000.00    N
  600125910     KELLEY,PAUL, MARY                                                                             $440,000.00    N
  600125913     WEST,SUSAN,RANDY                                                                              $322,000.00    N
  600125923     FLATT,DAVID,SHARALYN                                                                          $625,000.00    N
  600125937     WERLE,JAMES,KATHLEEN                                                                          $442,000.00    N
  600125941     NATANSON,ALAN                                                                                 $330,000.00    N
  600125942     RA0/WATSON,RAGHU,VERONICA                                                                     $540,000.00    N
  600125945     PROSES/PROSES,BRIAN/TARA                                                                      $476,000.00    N
  600125951     WILSON,KENNETH,LORI                                                                           $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125954     KRANTZ,KENNETH,ANNA        33 CAMPBELL LANE           MENLO PARK         CA     94025      $637,932.58
  600125957     OGREN,SUSAN                1445 GREENWOOD AVENUE      SAN CARLOS         CA     94070      $279,600.78
  600125961     O'DONNELL/KELLY,ARTHUR,TH  9 ROSCOE STREET            SAN FRANCISCO      CA     94110      $259,667.28
  600125971     CHAIKEN,DANA M.            82 MONZA COURT             DANVILLE           CA     94526      $677,946.32
  600125983     KIM/JUNG,HAE/GUE           124 BUENA VISTA DRIVE      FULLERTON          CA     92833      $278,166.59
  600126012     VENGRJOFF,MARK,LISA        54 CHANDON                 NEWPORT COAST A    CA     92657      $365,660.65
  600126037     STORM,TIMOTHY,NORA         1939 PORT BRISTOL CIRCLE   NEWPORT BEACH      CA     92660      $488,455.01
  600126041     MONTGOMERY,RICHARD,GRACE   1807 FLOURNOY ROAD         MANHATTAN BEACH    CA     90266      $590,033.03
  600126050     ENYEART,JACK, GAIL         3020 HIGGINS PLACE         PALO ALTO          CA     94303      $368,527.80
  600126066     DECKERT,JACK, ROSEMARY     4646 GATETREE CIRCLE       PLEASANTON         CA     94566      $226,555.91
  600126077     LOEHR,CHRISTINE, KURT      37727 PALO COLORADO ROAD   CARMEL             CA     93923      $247,158.22
  600126085     CARVALHO,DENNIS,DEBORAH    1434 COUNTRY MANOR DRIVE   SANTA ROSA         CA     95401      $311,399.04
  600126089     MAROTTA,PRESCILLA          591 EAST LAKE DASHA DRIVE  PLANTATION         FL     33324      $257,687.75
  600126094     BALMER/KEELER,RORY/DARREL  257 OLD TOLL ROAD          LAKE ARROWHEAD     CA     92352      $227,408.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125954     KRANTZ,KENNETH,ANNA          8.250      .250    8.000     .0400     7.960     12/01/2012
  600125957     OGREN,SUSAN                  8.375      .250    8.125     .0400     8.085     12/01/2012
  600125961     O'DONNELL/KELLY,ARTHUR,TH    8.250      .250    8.000     .0400     7.960     12/01/2012
  600125971     CHAIKEN,DANA M.              7.500      .250    7.250     .0400     7.210     01/01/2013
  600125983     KIM/JUNG,HAE/GUE             7.625      .250    7.375     .0400     7.335     01/01/2013
  600126012     VENGRJOFF,MARK,LISA          8.125      .250    7.875     .0400     7.835     01/01/2013
  600126037     STORM,TIMOTHY,NORA           7.750      .250    7.500     .0400     7.460     01/01/2013
  600126041     MONTGOMERY,RICHARD,GRACE     8.375      .250    8.125     .0400     8.085     01/01/2013
  600126050     ENYEART,JACK, GAIL           8.250      .250    8.000     .0400     7.960     12/01/2012
  600126066     DECKERT,JACK, ROSEMARY       8.000      .250    7.750     .0400     7.710     12/01/2012
  600126077     LOEHR,CHRISTINE, KURT        7.875      .250    7.625     .0400     7.585     12/01/2012
  600126085     CARVALHO,DENNIS,DEBORAH      8.250      .250    8.000     .0400     7.960     11/01/2012
  600126089     MAROTTA,PRESCILLA            8.500      .250    8.250     .0400     8.210     11/01/2012
  600126094     BALMER/KEELER,RORY/DARREL    7.875      .250    7.625     .0400     7.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125954     KRANTZ,KENNETH,ANNA        555457                     $4,798.72                  02/01/1998             180
  600125957     OGREN,SUSAN                555513                     $2,127.82                  02/01/1998             180
  600125961     O'DONNELL/KELLY,ARTHUR,TH  555597                     $1,953.29                  02/01/1998             180
  600125971     CHAIKEN,DANA M.            555796                     $6,303.68                  02/01/1998             180
  600125983     KIM/JUNG,HAE/GUE           556330                     $2,606.22                  02/01/1998             180
  600126012     VENGRJOFF,MARK,LISA        556648                     $2,716.80                  02/01/1998             180
  600126037     STORM,TIMOTHY,NORA         556860                     $3,501.82                  02/01/1998             180
  600126041     MONTGOMERY,RICHARD,GRACE   556884                     $4,487.47                  02/01/1998             180
  600126050     ENYEART,JACK, GAIL         557016                     $2,772.17                  02/01/1998             180
  600126066     DECKERT,JACK, ROSEMARY     557173                     $2,178.89                  02/01/1998             180
  600126077     LOEHR,CHRISTINE, KURT      557363                     $1,794.55                  02/01/1998             180
  600126085     CARVALHO,DENNIS,DEBORAH    557674                     $2,343.95                  02/01/1998             180
  600126089     MAROTTA,PRESCILLA          557700                     $2,560.32                  02/01/1998             180
  600126094     BALMER/KEELER,RORY/DARREL  557728                     $2,169.58                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125954     KRANTZ,KENNETH,ANNA                                                                           $912,500.00    N
  600125957     OGREN,SUSAN                                                                                   $349,950.00    N
  600125961     O'DONNELL/KELLY,ARTHUR,TH                                                                     $325,000.00    N
  600125971     CHAIKEN,DANA M.                                                                             $1,100,000.00    N
  600125983     KIM/JUNG,HAE/GUE                                                                              $360,000.00    N
  600126012     VENGRJOFF,MARK,LISA                                                                           $457,494.00    N
  600126037     STORM,TIMOTHY,NORA                                                                            $611,000.00    N
  600126041     MONTGOMERY,RICHARD,GRACE                                                                      $738,000.00    N
  600126050     ENYEART,JACK, GAIL                                                                            $492,000.00    N
  600126066     DECKERT,JACK, ROSEMARY                                                                        $367,000.00    N
  600126077     LOEHR,CHRISTINE, KURT                                                                         $330,000.00    N
  600126085     CARVALHO,DENNIS,DEBORAH                                                                       $390,000.00    N
  600126089     MAROTTA,PRESCILLA                                                                             $325,000.00    N
  600126094     BALMER/KEELER,RORY/DARREL                                                                     $305,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126140     GEISS,JAMES,MARIA          122-124 EUROPA STREET      ENCINITAS          CA     92024      $256,536.57
  600126142     GASKELL,MICHAEL,SUSAN      1046 ORANGEWOOD DRIVE      ESCONDIDO          CA     92025      $341,915.67
  600126149     ROGERS,JEFFREY,KATHLEE     6019 WAVERLY AVENUE        SAN DIEGO          CA     92037      $391,458.69
  600126154     ELSHARKAWY,MAHMOUD         6715 LEMON LEAF DRIVE      CARLSBAD           CA     92009      $328,828.64
  600126160     MEAD,KATHRYN               8748 CASTLE HILL AVENUE    LAS VEGAS          NV     89129      $232,951.50
  600126191     DORFMAN,BRENDA             12788 VIA FELINO           SAN DIEGO          CA     92014      $399,488.11
  600126199     SARHAD,ROBERT,VIOLET       26 CALLE AMENO             SAN CLEMENTE       CA     92672      $461,050.62
  600126209     CARBAJAL/LOPEZ,LUIS,SUSAN  1350 INDUSTRIAL BOULEVARD  CHULA VISTA        CA     91911      $231,299.33
  600126225     NELSON,DONALD              12795 VIA DONADA           DEL MAR            CA     92014      $319,790.68
  600126255     TIETZER,JEFFREY,ELIZABE    38807 WATERVIEW DRIVE      BIG BEAR LAKE      CA     92315      $451,391.40
  600126259     VILDERMAN,ALEXANDER,NATAL  3700 DIVISADERO STREET #4  SAN FRANCISCO      CA     94123      $299,596.08
  600126260     MEYER,JOANNE               31 GREENWOOD AVENUE        SAN RAFAEL         CA     94901      $344,535.48
  600126261     HARRISON,JUAN,SUZANNE      673-14TH AVENUE            SAN FRANCISCO      CA     94118      $321,155.91
  600126270     MADULARA,ANTHONY/ESTELA    1000 BALBOA AVENUE         BURLINGAME         CA     94010      $419,738.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126140     GEISS,JAMES,MARIA            8.250      .250    8.000     .0400     7.960     12/01/2012
  600126142     GASKELL,MICHAEL,SUSAN        7.500      .250    7.250     .0400     7.210     12/01/2012
  600126149     ROGERS,JEFFREY,KATHLEE       7.875      .250    7.625     .0400     7.585     12/01/2012
  600126154     ELSHARKAWY,MAHMOUD           8.250      .250    8.000     .0400     7.960     12/01/2012
  600126160     MEAD,KATHRYN                 8.250      .250    8.000     .0400     7.960     12/01/2012
  600126191     DORFMAN,BRENDA               8.250      .250    8.000     .0400     7.960     12/01/2012
  600126199     SARHAD,ROBERT,VIOLET         7.750      .250    7.500     .0400     7.460     12/01/2012
  600126209     CARBAJAL/LOPEZ,LUIS,SUSAN    7.500      .250    7.250     .0400     7.210     01/01/2013
  600126225     NELSON,DONALD                8.125      .250    7.875     .0400     7.835     01/01/2013
  600126255     TIETZER,JEFFREY,ELIZABE      8.000      .250    7.750     .0400     7.710     12/01/2012
  600126259     VILDERMAN,ALEXANDER,NATAL    8.000      .250    7.750     .0400     7.710     12/01/2012
  600126260     MEYER,JOANNE                 8.000      .250    7.750     .0400     7.710     12/01/2012
  600126261     HARRISON,JUAN,SUZANNE        7.875      .250    7.625     .0400     7.585     12/01/2012
  600126270     MADULARA,ANTHONY/ESTELA      8.375      .250    8.125     .0400     8.085     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126140     GEISS,JAMES,MARIA          557943                     $2,502.96                  02/01/1998             180
  600126142     GASKELL,MICHAEL,SUSAN      557958                     $3,188.92                  02/01/1998             180
  600126149     ROGERS,JEFFREY,KATHLEE     558034                     $2,842.27                  02/01/1998             180
  600126154     ELSHARKAWY,MAHMOUD         558149                     $2,473.55                  02/01/1998             180
  600126160     MEAD,KATHRYN               558178                     $1,752.33                  02/01/1998             180
  600126191     DORFMAN,BRENDA             558388                     $3,005.07                  02/01/1998             180
  600126199     SARHAD,ROBERT,VIOLET       558455                     $4,365.64                  02/01/1998             180
  600126209     CARBAJAL/LOPEZ,LUIS,SUSAN  558515                     $2,150.67                  02/01/1998             180
  600126225     NELSON,DONALD              558614                     $2,375.99                  02/01/1998             180
  600126255     TIETZER,JEFFREY,ELIZABE    558869                     $3,316.62                  02/01/1998             180
  600126259     VILDERMAN,ALEXANDER,NATAL  558906                     $2,201.29                  02/01/1998             180
  600126260     MEYER,JOANNE               558935                     $2,531.49                  02/01/1998             180
  600126261     HARRISON,JUAN,SUZANNE      558956                     $2,331.82                  02/01/1998             180
  600126270     MADULARA,ANTHONY/ESTELA    559280                     $3,192.30                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126140     GEISS,JAMES,MARIA                                                                             $330,000.00    N
  600126142     GASKELL,MICHAEL,SUSAN                                                                         $430,000.00    N
  600126149     ROGERS,JEFFREY,KATHLEE                                                                        $490,000.00    N
  600126154     ELSHARKAWY,MAHMOUD                                                                            $439,000.00    N
  600126160     MEAD,KATHRYN                                                                                  $311,000.00    N
  600126191     DORFMAN,BRENDA                                                                                $500,000.00    N
  600126199     SARHAD,ROBERT,VIOLET                                                                          $773,000.00    N
  600126209     CARBAJAL/LOPEZ,LUIS,SUSAN                                                                     $290,000.00    N
  600126225     NELSON,DONALD                                                                                 $400,000.00    N
  600126255     TIETZER,JEFFREY,ELIZABE                                                                       $565,000.00    N
  600126259     VILDERMAN,ALEXANDER,NATAL                                                                     $485,000.00    N
  600126260     MEYER,JOANNE                                                                                  $440,000.00    N
  600126261     HARRISON,JUAN,SUZANNE                                                                         $402,000.00    N
  600126270     MADULARA,ANTHONY/ESTELA                                                                       $600,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126295     MENSCH,TIMOTHY             5926 TAFT AVENUE           OAKLAND            CA     94618      $253,429.84
  600126296     SHONFELD,TREVOR,SUSAN      1924 DIVISADERO STREET     SAN FRANCISCO      CA     94115      $358,936.41
  600126301     NOWICKI,MARK,DANUTA        6016 TILLMAN COURT         PLEASANTON         CA     94566      $593,199.57
  600126304     MARTY,MARGARET             2050 EAST LOWER RIVER ROA  WOODLAND           UT     84036      $342,275.96
  600126307     VASILEVSKAYA,SU,POLINA,IG  2474 30TH AVENUE           SAN FRANCISCO      CA     94116      $228,853.98
  600126358     JAYES,SIMON, TINA          4423 BAKMAN AVENUE         LOS ANGELES        CA     91602      $271,812.81
  600126364     SADRMIRZAEI,KHOUSHEH       17 BARCELONA               IRVINE             CA     92614      $284,604.00
  600126370     WANG,RYAN                  385 HUNTLEY DRIVE          WEST HOLLYWOOD     CA     90048      $383,748.81
  600126381     SWANSON,DAVID,ELIZABETH    23838 114TH AVENUE WEST    WOODWAY            WA     98020      $249,832.26
  600126392     ARCHER,WILLIAM B.          1930 109TH AVENUE NORTHEA  BELLEVUE           WA     98004      $247,841.86
  600126404     VITALE,DONALD              11127 NORTHEAST WING POIN  BAINBRIDGE ISLA    WA     98110      $394,754.48
  600126429     JENKINS,KEVIN,ELIZABETH    775 COLLIER DRIVE          SAN LEANDRO        CA     94577      $249,823.55
  600126435     RILEY,TOM                  2838 BAKER STREET          SAN FRANCISCO      CA     94115      $461,720.12
  600126441     MURRAY,JAMES               83 WALNUT AVENUE           MILL VALLEY        CA     94941      $226,871.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126295     MENSCH,TIMOTHY               8.000      .250    7.750     .0400     7.710     01/01/2013
  600126296     SHONFELD,TREVOR,SUSAN        7.750      .250    7.500     .0400     7.460     01/01/2013
  600126301     NOWICKI,MARK,DANUTA          8.625      .250    8.375     .0400     8.335     01/01/2013
  600126304     MARTY,MARGARET               8.125      .250    7.875     .0400     7.835     01/01/2013
  600126307     VASILEVSKAYA,SU,POLINA,IG    8.250      .250    8.000     .0400     7.960     01/01/2013
  600126358     JAYES,SIMON, TINA            7.875      .250    7.625     .0400     7.585     01/01/2013
  600126364     SADRMIRZAEI,KHOUSHEH         7.875      .250    7.625     .0400     7.585     01/01/2013
  600126370     WANG,RYAN                    8.125      .250    7.875     .0400     7.835     01/01/2013
  600126381     SWANSON,DAVID,ELIZABETH      8.000      .250    7.750     .0400     7.710     01/01/2013
  600126392     ARCHER,WILLIAM B.            8.250      .250    8.000     .0400     7.960     01/01/2013
  600126404     VITALE,DONALD                8.375      .250    8.125     .0400     8.085     01/01/2013
  600126429     JENKINS,KEVIN,ELIZABETH      7.750      .250    7.500     .0400     7.460     01/01/2013
  600126435     RILEY,TOM                    8.500      .250    8.250     .0400     8.210     01/01/2013
  600126441     MURRAY,JAMES                 8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126295     MENSCH,TIMOTHY             559601                     $1,860.83                  02/01/1998             180
  600126296     SHONFELD,TREVOR,SUSAN      559632                     $3,388.59                  02/01/1998             180
  600126301     NOWICKI,MARK,DANUTA        559682                     $4,616.57                  02/01/1998             180
  600126304     MARTY,MARGARET             559785                     $2,543.05                  02/01/1998             180
  600126307     VASILEVSKAYA,SU,POLINA,IG  559856                     $1,720.40                  02/01/1998             180
  600126358     JAYES,SIMON, TINA          560379                     $1,972.19                  02/01/1998             180
  600126364     SADRMIRZAEI,KHOUSHEH       560490                     $2,065.00                  02/01/1998             180
  600126370     WANG,RYAN                  560542                     $2,851.19                  02/01/1998             180
  600126381     SWANSON,DAVID,ELIZABETH    560900                     $1,834.41                  02/01/1998             180
  600126392     ARCHER,WILLIAM B.          560955                     $1,863.14                  02/01/1998             180
  600126404     VITALE,DONALD              561039                     $3,002.29                  02/01/1998             180
  600126429     JENKINS,KEVIN,ELIZABETH    563005                     $1,791.03                  02/01/1998             180
  600126435     RILEY,TOM                  563073                     $3,552.38                  02/01/1998             180
  600126441     MURRAY,JAMES               563147                     $2,240.28                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126295     MENSCH,TIMOTHY                                                                                $317,000.00    N
  600126296     SHONFELD,TREVOR,SUSAN                                                                         $450,000.00    N
  600126301     NOWICKI,MARK,DANUTA                                                                           $741,956.00    N
  600126304     MARTY,MARGARET                                                                                $600,000.00    N
  600126307     VASILEVSKAYA,SU,POLINA,IG                                                                     $340,000.00    N
  600126358     JAYES,SIMON, TINA                                                                             $340,000.00    N
  600126364     SADRMIRZAEI,KHOUSHEH                                                                          $356,000.00    N
  600126370     WANG,RYAN                                                                                     $480,000.00    N
  600126381     SWANSON,DAVID,ELIZABETH                                                                       $320,000.00    N
  600126392     ARCHER,WILLIAM B.                                                                             $310,000.00    N
  600126404     VITALE,DONALD                                                                                 $610,000.00    N
  600126429     JENKINS,KEVIN,ELIZABETH                                                                       $315,000.00    N
  600126435     RILEY,TOM                                                                                     $577,500.00    N
  600126441     MURRAY,JAMES                                                                                  $565,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126445     RIGLER,JOEL,DONNA          2506 BEAN CREEK ROAD       SCOTTS VALLEY      CA     95066      $298,194.64
  600126446     RUPEL,KENNETH              566-566A CHENERY STREET    SAN FRANCISCO      CA     94131      $337,390.17
  600126452     GILLINGHAM,DAVID,SUSAN     918 D AVENUE               CORONADO           CA     92118      $300,817.65
  600126520     GRAVIER,GUILLE             2617 HARLESDEN COURT       LOS ANGELES        CA     90046      $383,755.14
  600126800     PLANALP,JOHN E             311 WILLOWBROOK LN         CINCINNATI         OH     45215      $282,761.81
  600126801     WOODWARD,ELLEN N           5545 87TH CT SW            MUKILTEO           WA     98275      $301,854.43
  600126802     HODGMAN,ROBERT S           2 ALLWOOD COURT            GREENSBORO         NC     27403      $441,628.08
  600126803     BURTON,TIMOTHY             504 GLENVIEW AVE           OCONOMOWOC         WI     53066      $255,162.88
  600126804     PHELPS,WILLIAM J           9 DEER MEADOW DR           DALLAS             PA     18162      $262,218.73
  600126805     TURK,PAUL G                111 FIELD SPRINGS CT       MACON              GA     31210      $495,391.68
  600126806     WEINER,BRUCE M             212 N GORDON RD            FT LAUDERDALE      FL     33301      $245,647.63
  600126807     BETTCHER,THOMAS E          225 HAVEN RD               DAYTON             OH     45419      $297,289.47
  600126808     SEARLS,CRAIG A             2942 GRAY ST               OAKTON             VA     02212      $305,036.39
  600126816     SINGH,GYANENDRA            9055 WHISPERING HILLS DR   CINCINNATI         OH     45242      $640,011.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126445     RIGLER,JOEL,DONNA            7.875      .250    7.625     .0400     7.585     01/01/2013
  600126446     RUPEL,KENNETH                8.375      .250    8.125     .0400     8.085     01/01/2013
  600126452     GILLINGHAM,DAVID,SUSAN       8.500      .250    8.250     .0400     8.210     01/01/2013
  600126520     GRAVIER,GUILLE               8.250      .250    8.000     .0400     7.960     01/01/2013
  600126800     PLANALP,JOHN E               7.375      .250    7.125     .0500     7.075     06/01/2012
  600126801     WOODWARD,ELLEN N             7.500      .250    7.250     .0500     7.200     07/01/2012
  600126802     HODGMAN,ROBERT S             7.375      .250    7.125     .0500     7.075     08/01/2012
  600126803     BURTON,TIMOTHY               7.375      .250    7.125     .0500     7.075     10/01/2012
  600126804     PHELPS,WILLIAM J             7.000      .250    6.750     .0500     6.700     10/01/2012
  600126805     TURK,PAUL G                  7.375      .250    7.125     .0500     7.075     11/01/2012
  600126806     WEINER,BRUCE M               7.375      .250    7.125     .0500     7.075     01/01/2013
  600126807     BETTCHER,THOMAS E            7.375      .250    7.125     .0500     7.075     01/01/2013
  600126808     SEARLS,CRAIG A               7.250      .250    7.000     .0500     6.950     11/01/2012
  600126816     SINGH,GYANENDRA              7.500      .250    7.250     .0500     7.200     09/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126445     RIGLER,JOEL,DONNA          563230                     $2,163.61                  02/01/1998             180
  600126446     RUPEL,KENNETH              563268                     $2,566.00                  02/01/1998             180
  600126452     GILLINGHAM,DAVID,SUSAN     565917                     $2,314.43                  02/01/1998             180
  600126520     GRAVIER,GUILLE             569419                     $2,884.86                  02/01/1998             180
  600126800     PLANALP,JOHN E             092481722                  $2,667.78                  02/01/1998             180
  600126801     WOODWARD,ELLEN N           092481704                  $2,859.84                  02/01/1998             180
  600126802     HODGMAN,ROBERT S           092481720                  $4,139.66                  02/01/1998             180
  600126803     BURTON,TIMOTHY             092481719                  $2,391.81                  02/01/1998             180
  600126804     PHELPS,WILLIAM J           092481718                  $2,387.29                  02/01/1998             180
  600126805     TURK,PAUL G                092481778                  $4,599.62                  02/01/1998             180
  600126806     WEINER,BRUCE M             09248180555                $2,266.70                  02/01/1998             180
  600126807     BETTCHER,THOMAS E          092481703                  $2,743.22                  02/01/1998             180
  600126808     SEARLS,CRAIG A             092481721                  $2,811.62                  02/01/1998             180
  600126816     SINGH,GYANENDRA            09248182888                $6,025.12                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126445     RIGLER,JOEL,DONNA                                                                             $373,000.00    N
  600126446     RUPEL,KENNETH                                                                                 $422,000.00    N
  600126452     GILLINGHAM,DAVID,SUSAN                                                                        $430,000.00    N
  600126520     GRAVIER,GUILLE                                                                                $480,000.00    N
  600126800     PLANALP,JOHN E              .00       .00       .00       .000        .250          .300      $389,500.00    N
  600126801     WOODWARD,ELLEN N            .00       .00       .00       .000        .250          .300      $425,000.00    N
  600126802     HODGMAN,ROBERT S            .00       .00       .00       .000        .250          .300      $565,000.00    N
  600126803     BURTON,TIMOTHY              .00       .00       .00       .000        .250          .300      $700,000.00    N
  600126804     PHELPS,WILLIAM J            .00       .00       .00       .000        .250          .300      $335,000.00    N
  600126805     TURK,PAUL G                 .00       .00       .00       .000        .250          .300      $715,000.00    N
  600126806     WEINER,BRUCE M              .00       .00       .00       .000        .250          .300      $352,000.00    N
  600126807     BETTCHER,THOMAS E           .00       .00       .00       .000        .250          .300      $600,000.00    N
  600126808     SEARLS,CRAIG A              .00       .00       .00       .000        .250          .300      $385,000.00    N
  600126816     SINGH,GYANENDRA             .00       .00       .00       .000        .250          .300    $1,100,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129093     THOMAS CK CHEUNG           12245 BRIAR KNOLL WAY      SAN DIEGO          CA     92128      $280,350.00
  600129098     DAVID N DALTON             341 CYPRESS POINT          HALF MOON BAY      CA     94019      $742,750.01
  600129099     DENNIS JAMES HOCEVAR       3350 TREVIS WAY            CARMEL             CA     93923      $350,000.00
  600129104     MONROE W ROBERTSON         7633 SOUTH WACO STREET     AURORA             CO     80016      $675,696.74
  600129109     TERRY A GELDERSMA          8380 BAILEAU OAKS DRIVE S  ADA                MI     49301      $281,445.46
  600129116     KAMRAN DELJOU              65 FINCH FOREST TRAIL      ATLANTA            GA     30327      $542,107.81
  600129119     KENNETH R SCHUSTER         313 HARVARD AVENUE         CAPE MAY POINT     NJ     08212      $422,000.00
  600129120     ROBERT W FARR              750 PEACH ORCHARD DRIVE    NASHVILLE          TN     37204      $267,548.40
  600129121     CHARLES RAMOUS MOSER       26 WAVERLY PLACE           METAIRIE           LA     70003      $300,000.00
  600129122     SETH WASCHITZ              80 CRYSTAL COURT           HEWLETT            NY     11557      $275,184.58
  600129129     DONNA M SANTORO            77 PRESCOTT DR             HUDSON             OH     44236      $310,250.00
  600129131     DAVID L BROWER             18905 SE 282ND CT          KENT               WA     98042      $236,276.34
  600129134     MIRIAM L CASEY             135 SEALE AVENUE           PALO ALTO          CA     94301      $777,695.55
  600129138     JAMES JINMO KIM            1184 ABELIA AVENUE         CARLSBAD           CA     92009      $278,850.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129093     THOMAS CK CHEUNG             6.875      .250    6.625     .0500     6.575     02/01/2013
  600129098     DAVID N DALTON               7.500      .250    7.250     .0500     7.200     01/01/2013
  600129099     DENNIS JAMES HOCEVAR         7.375      .250    7.125     .0500     7.075     02/01/2013
  600129104     MONROE W ROBERTSON           7.000      .250    6.750     .0500     6.700     12/01/2012
  600129109     TERRY A GELDERSMA            7.625      .250    7.375     .0500     7.325     12/01/2012
  600129116     KAMRAN DELJOU                7.500      .250    7.250     .0500     7.200     01/01/2013
  600129119     KENNETH R SCHUSTER           7.625      .250    7.375     .0500     7.325     02/01/2013
  600129120     ROBERT W FARR                7.625      .250    7.375     .0500     7.325     01/01/2013
  600129121     CHARLES RAMOUS MOSER         7.250      .250    7.000     .0500     6.950     02/01/2013
  600129122     SETH WASCHITZ                7.750      .250    7.500     .0500     7.450     01/01/2013
  600129129     DONNA M SANTORO              7.000      .250    6.750     .0500     6.700     02/01/2013
  600129131     DAVID L BROWER               7.375      .250    7.125     .0500     7.075     01/01/2013
  600129134     MIRIAM L CASEY               7.750      .250    7.500     .0500     7.450     01/01/2013
  600129138     JAMES JINMO KIM              7.250      .250    7.000     .0500     6.950     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129093     THOMAS CK CHEUNG           2710597                    $2,500.31                  02/01/1998             180
  600129098     DAVID N DALTON             2833738                    $6,906.24                  02/01/1998             180
  600129099     DENNIS JAMES HOCEVAR       2833983                    $3,219.73                  02/01/1998             180
  600129104     MONROE W ROBERTSON         4583490                    $6,112.04                  02/01/1998             180
  600129109     TERRY A GELDERSMA          4706749                    $2,652.93                  02/01/1998             180
  600129116     KAMRAN DELJOU              4815488                    $5,040.63                  02/01/1998             180
  600129119     KENNETH R SCHUSTER         4859845                    $3,942.03                  02/01/1998             180
  600129120     ROBERT W FARR              4867179                    $2,506.74                  02/01/1998             180
  600129121     CHARLES RAMOUS MOSER       4896296                    $2,738.59                  02/01/1998             180
  600129122     SETH WASCHITZ              4906309                    $2,597.92                  02/01/1998             180
  600129129     DONNA M SANTORO            5108082                    $2,788.61        18        02/01/1998             180
  600129131     DAVID L BROWER             5139936                    $2,180.22                  02/01/1998             180
  600129134     MIRIAM L CASEY             5174818                    $7,341.95                  02/01/1998             180
  600129138     JAMES JINMO KIM            5230893                    $2,545.52                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129093     THOMAS CK CHEUNG                                                                              $355,000.00    N
  600129098     DAVID N DALTON                                                                              $1,250,000.00    N
  600129099     DENNIS JAMES HOCEVAR                                                                          $550,000.00    N
  600129104     MONROE W ROBERTSON                                                                            $850,000.00    N
  600129109     TERRY A GELDERSMA                                                                             $600,000.00    N
  600129116     KAMRAN DELJOU                                                                                 $950,000.00    N
  600129119     KENNETH R SCHUSTER                                                                            $625,000.00    N
  600129120     ROBERT W FARR                                                                                 $415,000.00    N
  600129121     CHARLES RAMOUS MOSER                                                                          $470,000.00    N
  600129122     SETH WASCHITZ                                                                                 $345,000.00    N
  600129129     DONNA M SANTORO                                                                               $365,000.00    N
  600129131     DAVID L BROWER                                                                                $311,000.00    N
  600129134     MIRIAM L CASEY                                                                              $1,650,000.00    N
  600129138     JAMES JINMO KIM                                                                               $352,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129140     ROBERT EDWARD COX          355 LONG POINT             LONG BEACH         CA     90803      $534,345.38
  600129146     ROGER L DUDLEY             9765 HUNTCLIFF TRACE       ATLANTA            GA     30350      $306,041.91
  600129149     MICHAEL G LONG             10199 NORTH PONDEROSA DRI  FRESNO             CA     93720      $374,066.85
  600129153     PAILLA MALLA REDDY         12 OLD SEARINGTOWN ROAD    SEARINGTOWN        NY     11507      $387,000.00
  600129157     YUNG CHIN                  50 COWDIN CIRCLE           CHAPPAQUA          NY     10514      $250,000.00
  600129166     YEONG MING HWANG           14120 DONELSON PLACE       LOS ALTOS HILLS    CA     94022      $398,751.68
  600129167     JOHN C COONS               19168 DE HAVILLAND DRIVE   SARATOGA           CA     95070      $518,429.54
  600129169     GEORGE L GONDREZICK        628 17TH STREET            HUNTINGTON BEAC    CA     92648      $259,122.92
  600129184     LLOYD SHEHAB               7509 SOUTHBY DRIVE         WEST HILLS         CA     91304      $312,054.70
  600129190     VICTOR B SIEW              105 IRVINE COVE PLACE      LAGUNA BEACH       CA     92651    $1,260,000.00
  600129195     HU YU-JUI LEI              2422 SEGOVIA               LA VERNE           CA     91750      $362,888.56
  600129207     MICHAEL HOMAYUNJU          1237 CASIANO ROAD          LOS ANGELES        CA     90049      $622,776.04
  600129208     RAM PRASAD RAO             304 CURTNER ROAD           FREMONT            CA     94539      $339,608.40
  600129212     GARY B FILLER              1389 BOX ELDER DRIVE       ALPINE             UT     84004      $999,950.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129140     ROBERT EDWARD COX            7.250      .250    7.000     .0500     6.950     01/01/2013
  600129146     ROGER L DUDLEY               7.125      .250    6.875     .0500     6.825     01/01/2013
  600129149     MICHAEL G LONG               7.500      .250    7.250     .0500     7.200     01/01/2013
  600129153     PAILLA MALLA REDDY           7.250      .250    7.000     .0500     6.950     02/01/2013
  600129157     YUNG CHIN                    7.500      .250    7.250     .0500     7.200     02/01/2013
  600129166     YEONG MING HWANG             7.125      .250    6.875     .0500     6.825     01/01/2013
  600129167     JOHN C COONS                 7.500      .250    7.250     .0500     7.200     01/01/2013
  600129169     GEORGE L GONDREZICK          7.375      .250    7.125     .0500     7.075     01/01/2013
  600129184     LLOYD SHEHAB                 7.500      .250    7.250     .0500     7.200     01/01/2013
  600129190     VICTOR B SIEW                7.250      .250    7.000     .0500     6.950     02/01/2013
  600129195     HU YU-JUI LEI                7.375      .250    7.125     .0500     7.075     01/01/2013
  600129207     MICHAEL HOMAYUNJU            7.250      .250    7.000     .0500     6.950     01/01/2013
  600129208     RAM PRASAD RAO               7.125      .250    6.875     .0500     6.825     01/01/2013
  600129212     GARY B FILLER                7.000      .250    6.750     .0500     6.700     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129140     ROBERT EDWARD COX          5263622                    $4,892.95                  02/01/1998             180
  600129146     ROGER L DUDLEY             5347323                    $2,780.90                  02/01/1998             180
  600129149     MICHAEL G LONG             5365222                    $3,478.15                  02/01/1998             180
  600129153     PAILLA MALLA REDDY         5404351                    $3,532.78                  02/01/1998             180
  600129157     YUNG CHIN                  5405870                    $2,317.53                  02/01/1998             180
  600129166     YEONG MING HWANG           5465949                    $3,623.32                  02/01/1998             180
  600129167     JOHN C COONS               5467212                    $4,820.46                  02/01/1998             180
  600129169     GEORGE L GONDREZICK        5548732                    $2,391.80                  02/01/1998             180
  600129184     LLOYD SHEHAB               5633090                    $2,901.55                  02/01/1998             180
  600129190     VICTOR B SIEW              5788921                    *********                  02/01/1998             180
  600129195     HU YU-JUI LEI              5806527                    $3,348.52                  02/01/1998             180
  600129207     MICHAEL HOMAYUNJU          5872784                    $5,705.39                  02/01/1998             180
  600129208     RAM PRASAD RAO             5876795                    $3,088.88                  02/01/1998             180
  600129212     GARY B FILLER              5880873                    $8,987.83                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129140     ROBERT EDWARD COX                                                                             $670,000.00    N
  600129146     ROGER L DUDLEY                                                                                $420,000.00    N
  600129149     MICHAEL G LONG                                                                                $536,000.00    N
  600129153     PAILLA MALLA REDDY                                                                            $648,000.00    N
  600129157     YUNG CHIN                                                                                     $745,000.00    N
  600129166     YEONG MING HWANG                                                                            $1,725,000.00    N
  600129167     JOHN C COONS                                                                                  $700,000.00    N
  600129169     GEORGE L GONDREZICK                                                                           $325,000.00    N
  600129184     LLOYD SHEHAB                                                                                  $484,000.00    N
  600129190     VICTOR B SIEW                                                                               $2,400,000.00    N
  600129195     HU YU-JUI LEI                                                                                 $522,000.00    N
  600129207     MICHAEL HOMAYUNJU                                                                             $850,000.00    N
  600129208     RAM PRASAD RAO                                                                                $860,000.00    N
  600129212     GARY B FILLER                                                                               $2,100,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129218     DAVID E MARSLAND           3953 ACAPULCO DRIVE        CAMPBELL           CA     95008      $319,012.17
  600129220     DANIEL M WEED              1130 CAMINO PABLO          SAN JOSE           CA     95125      $356,918.80
  600129221     ARTHUR DOUGLAS ALLEN       1322 ISABELLE AVENUE       MOUNTAIN VIEW      CA     94040      $365,879.40
  600129222     JOHN D DILENA              176 AVENIDA MIRAFLORES     TIBURON            CA     94920      $545,000.00
  600129225     NATHAN J AVERICK           2737 W FARGO               CHICAGO            IL     60645      $360,918.66
  600129228     YVONNE J BRYSON            2172 STRADELLA ROAD        LOS ANGELES        CA     90077      $635,000.00
  600129229     JACK ELINSON               515 OCEAN AVENUE #302      SANT MONICA        CA     90402      $348,942.96
  600129232     I ROBERT MATLOFF           8000 NORTH COCONINO ROAD   PARADISE VALLEY    AZ     85253      $625,000.00
  600129252     SAFI J TAHA                2320 SE 8 COURT            POMPANO BEACH      FL     33062      $315,000.00
  600129253     RONALD G RABINOWITZ        1770 EAGLE TRACE BOULEVAR  CORAL SPRINGS      FL     33071      $300,000.00
  600129254     KIP KOSKI                  0010 FENDER LANE           CARBONDALE         CO     81623      $398,778.64
  600129259     SAMUEL SZTEINBAUM          116 BEACH PARK BOULEVARD   FOSTER CITY        CA     94404      $332,000.00
  600129274     EILEEN V KELLY             2204 CANTERBURY DRIVE      FORT WORTH         TX     76107      $275,000.00
  600129282     W HOWARD HOFFMAN           7140 PINE STREET           LAS VEGAS          NV     89120      $825,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129218     DAVID E MARSLAND             7.250      .250    7.000     .0500     6.950     01/01/2013
  600129220     DANIEL M WEED                7.500      .250    7.250     .0500     7.200     01/01/2013
  600129221     ARTHUR DOUGLAS ALLEN         7.375      .250    7.125     .0500     7.075     01/01/2013
  600129222     JOHN D DILENA                7.125      .250    6.875     .0500     6.825     02/01/2013
  600129225     NATHAN J AVERICK             7.625      .250    7.375     .0500     7.325     01/01/2013
  600129228     YVONNE J BRYSON              7.625      .250    7.375     .0500     7.325     02/01/2013
  600129229     JACK ELINSON                 7.500      .250    7.250     .0500     7.200     01/01/2013
  600129232     I ROBERT MATLOFF             7.000      .250    6.750     .0500     6.700     02/01/2013
  600129252     SAFI J TAHA                  7.250      .250    7.000     .0500     6.950     02/01/2013
  600129253     RONALD G RABINOWITZ          7.500      .250    7.250     .0500     7.200     02/01/2013
  600129254     KIP KOSKI                    7.375      .250    7.125     .0500     7.075     01/01/2013
  600129259     SAMUEL SZTEINBAUM            7.375      .250    7.125     .0500     7.075     02/01/2013
  600129274     EILEEN V KELLY               7.375      .250    7.125     .0500     7.075     02/01/2013
  600129282     W HOWARD HOFFMAN             7.625      .250    7.375     .0500     7.325     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129218     DAVID E MARSLAND           5895272                    $2,921.16                  02/01/1998             180
  600129220     DANIEL M WEED              5919392                    $3,318.70                  02/01/1998             180
  600129221     ARTHUR DOUGLAS ALLEN       5919832                    $3,376.12                  02/01/1998             180
  600129222     JOHN D DILENA              5919853                    $4,936.78                  02/01/1998             180
  600129225     NATHAN J AVERICK           5927944                    $3,381.55                  02/01/1998             180
  600129228     YVONNE J BRYSON            5944662                    $5,931.72                  02/01/1998             180
  600129229     JACK ELINSON               5945166                    $3,244.54                  02/01/1998             180
  600129232     I ROBERT MATLOFF           5947965                    $5,617.68                  02/01/1998             180
  600129252     SAFI J TAHA                6067008                    $2,875.52                  02/01/1998             180
  600129253     RONALD G RABINOWITZ        6077557                    $2,781.04                  02/01/1998             180
  600129254     KIP KOSKI                  6079395                    $3,679.69                  02/01/1998             180
  600129259     SAMUEL SZTEINBAUM          6116901                    $3,054.15                  02/01/1998             180
  600129274     EILEEN V KELLY             6190425                    $2,529.79                  02/01/1998             180
  600129282     W HOWARD HOFFMAN           6246474                    $7,706.57                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129218     DAVID E MARSLAND                                                                              $400,000.00    N
  600129220     DANIEL M WEED                                                                                 $544,000.00    N
  600129221     ARTHUR DOUGLAS ALLEN                                                                          $690,000.00    N
  600129222     JOHN D DILENA                                                                               $1,100,000.00    N
  600129225     NATHAN J AVERICK                                                                              $453,000.00    N
  600129228     YVONNE J BRYSON                                                                               $935,000.00    N
  600129229     JACK ELINSON                                                                                  $550,000.00    N
  600129232     I ROBERT MATLOFF                                                                            $2,200,000.00    N
  600129252     SAFI J TAHA                                                                                   $450,000.00    N
  600129253     RONALD G RABINOWITZ                                                                           $375,000.00    N
  600129254     KIP KOSKI                                                                                     $540,000.00    N
  600129259     SAMUEL SZTEINBAUM                                                                             $500,000.00    N
  600129274     EILEEN V KELLY                                                                                $380,000.00    N
  600129282     W HOWARD HOFFMAN                                                                            $1,500,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129283     JAMES V VILLANI            2020 S LISA LANE           LAS VEGAS          NV     89117      $256,000.00
  600129287     ROSANNA BOWLES             5319 NORTHEAST 43RD STREE  SEATTLE            WA     98105      $369,829.52
  600129293     B L TURLINGTON             2015 RIVER HILLS ROAD      AUSTIN             TX     78733      $312,000.00
  600129295     JOHN T ALLEN               3703 EAST 107TH STREET     TULSA              OK     74137      $259,000.00
  600129296     RICHARD W SEVCIK           16421 MATILIJA DRIVE       LOS GATOS          CA     95030      $973,000.00
  600129299     DOUGLAS F SMITH            2438 EAST BRAMBLE WAY      SALT LAKE CITY     UT     84117      $336,500.00
  600129302     REID ICHIO MANAGO          2336 HALEKOA DRIVE         HONOLULU           HI     96821      $508,000.00
  600129304     CHARLOTTE L PROZAN         12 DIPSEA ROAD             STINSON BEACH      CA     94970      $264,172.99
  600129306     BRENNAN J CULVER           34 LOMA VISTA AVENUE       LARKSPUR           CA     94939      $480,000.00
  600129312     EMILE J BERLET             1100 RAMAPO VALLEY ROAD    MAHWAH             NJ     07430      $750,000.00
  600129320     CARLOS A GILL              4620 NW 24 AVE             BOCA RATON         FL     33431      $622,900.00
  600129322     MARK W VENTSAM             925 NORTH 1464 ROAD        LAWRENCE           KS     66049      $346,800.00
  600129332     GEOFREY A GATES            3825 WINFORD DRIVE         LOS ANGELES (TA    CA     91356      $500,000.00
  600129333     MAJID KAHNAMELLI           1007 SOUTH REXFORD LANE    ANAHEIM            CA     92808      $278,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129283     JAMES V VILLANI              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129287     ROSANNA BOWLES               7.000      .250    6.750     .0500     6.700     01/01/2013
  600129293     B L TURLINGTON               6.875      .250    6.625     .0500     6.575     02/01/2013
  600129295     JOHN T ALLEN                 6.875      .250    6.625     .0500     6.575     02/01/2013
  600129296     RICHARD W SEVCIK             7.250      .250    7.000     .0500     6.950     02/01/2013
  600129299     DOUGLAS F SMITH              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129302     REID ICHIO MANAGO            7.500      .250    7.250     .0500     7.200     02/01/2013
  600129304     CHARLOTTE L PROZAN           7.125      .250    6.875     .0500     6.825     01/01/2013
  600129306     BRENNAN J CULVER             6.750      .250    6.500     .0500     6.450     02/01/2013
  600129312     EMILE J BERLET               7.500      .250    7.250     .0500     7.200     02/01/2013
  600129320     CARLOS A GILL                7.375      .250    7.125     .0500     7.075     02/01/2013
  600129322     MARK W VENTSAM               7.250      .250    7.000     .0500     6.950     02/01/2013
  600129332     GEOFREY A GATES              6.750      .250    6.500     .0500     6.450     02/01/2013
  600129333     MAJID KAHNAMELLI             7.375      .250    7.125     .0500     7.075     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129283     JAMES V VILLANI            6247371                    $2,355.00                  02/01/1998             180
  600129287     ROSANNA BOWLES             6249987                    $3,334.65                  02/01/1998             180
  600129293     B L TURLINGTON             6256372                    $2,782.59                  02/01/1998             180
  600129295     JOHN T ALLEN               6259224                    $2,309.90                  02/01/1998             180
  600129296     RICHARD W SEVCIK           6290812                    $8,882.16                  02/01/1998             180
  600129299     DOUGLAS F SMITH            6291900                    $3,095.54                  02/01/1998             180
  600129302     REID ICHIO MANAGO          6316534                    $4,709.22                  02/01/1998             180
  600129304     CHARLOTTE L PROZAN         6319059                    $2,400.45                  02/01/1998             180
  600129306     BRENNAN J CULVER           6319915                    $4,247.57                  02/01/1998             180
  600129312     EMILE J BERLET             6331144                    $6,952.59                  02/01/1998             180
  600129320     CARLOS A GILL              6380302                    $5,730.20                  02/01/1998             180
  600129322     MARK W VENTSAM             6394135                    $3,165.81                  02/01/1998             180
  600129332     GEOFREY A GATES            6474559                    $4,424.55                  02/01/1998             180
  600129333     MAJID KAHNAMELLI           6476989                    $2,557.39                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129283     JAMES V VILLANI                                                                               $600,000.00    N
  600129287     ROSANNA BOWLES                                                                                $595,000.00    N
  600129293     B L TURLINGTON                                                                                $750,000.00    N
  600129295     JOHN T ALLEN                                                                                  $370,000.00    N
  600129296     RICHARD W SEVCIK                                                                            $1,860,000.00    N
  600129299     DOUGLAS F SMITH                                                                               $505,000.00    N
  600129302     REID ICHIO MANAGO                                                                             $635,000.00    N
  600129304     CHARLOTTE L PROZAN                                                                            $485,000.00    N
  600129306     BRENNAN J CULVER                                                                              $600,000.00    N
  600129312     EMILE J BERLET                                                                              $1,100,000.00    N
  600129320     CARLOS A GILL                                                                                 $960,000.00    N
  600129322     MARK W VENTSAM                                                                                $480,000.00    N
  600129332     GEOFREY A GATES                                                                             $1,000,000.00    N
  600129333     MAJID KAHNAMELLI                                                                              $379,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129334     EDWARD TOOMA SIMONIAN      22711 PAUL REVERE DRIVE    CALABASAS          CA     91302      $250,000.00
  600129342     RALPH E OTTO               124 WILLOW BRIDGE ROAD 4C  VAIL               CO     81657      $642,000.00
  600129345     MICHAEL BLOOM              6230 SW PATTON ROAD        PORTLAND           OR     97221      $407,600.00
  600129347     DAVID P STEVENS            407 MONTECILLO DRIVE       WALNUT CREEK       CA     94595      $386,000.00
  600129348     WILLIAM A COATES           821 AUTUMN DRIVE           WALNUT CREEK       CA     94598      $324,000.00
  600129363     GLEN W KEANE               1000 ROBIN HOOD LANE       LAKE ARROWHEAD     CA     92352      $850,000.00
  600129364     SERGIO A SANCHEZ           31811 NATIONAL PARK DRIVE  LAGUNA NIGUEL      CA     92677      $230,000.00
  600129376     EUN SUNG KIM               19431 SIERRA RATON ROAD    IRVINE             CA     92612      $325,000.00
  600129383     JEFFERY DEANE STUART       3361 N ELENA MARIA         TUCSON             AZ     85750      $747,500.00
  600129386     BUN WOO BERT CHANG         8 WALDEN LANE              LITTLETON          CO     80121      $477,000.00
  600129387     KEVIN M O'BRIEN            527 222ND PLACE SE         REDMOND            WA     98053      $275,000.00
  600129396     ROGER POWELL               38861 MISSION BLVD         FREMONT            CA     94536      $300,000.00
  600129405     MICHAEL W ETIENNE          7567 MEADOW VIOLET COURT   AVON               IN     46168      $259,206.12
  600129407     SE DUK PARK                5916 STERLING OAKS DRIVE   SAN JOSE           CA     95120      $450,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129334     EDWARD TOOMA SIMONIAN        6.875      .250    6.625     .0500     6.575     02/01/2013
  600129342     RALPH E OTTO                 7.250      .250    7.000     .0500     6.950     02/01/2013
  600129345     MICHAEL BLOOM                7.250      .250    7.000     .0500     6.950     02/01/2013
  600129347     DAVID P STEVENS              7.250      .250    7.000     .0500     6.950     02/01/2013
  600129348     WILLIAM A COATES             6.875      .250    6.625     .0500     6.575     02/01/2013
  600129363     GLEN W KEANE                 7.000      .250    6.750     .0500     6.700     02/01/2013
  600129364     SERGIO A SANCHEZ             7.250      .250    7.000     .0500     6.950     02/01/2013
  600129376     EUN SUNG KIM                 7.250      .250    7.000     .0500     6.950     02/01/2013
  600129383     JEFFERY DEANE STUART         7.250      .250    7.000     .0500     6.950     02/01/2013
  600129386     BUN WOO BERT CHANG           7.250      .250    7.000     .0500     6.950     02/01/2013
  600129387     KEVIN M O'BRIEN              6.875      .250    6.625     .0500     6.575     02/01/2013
  600129396     ROGER POWELL                 7.000      .250    6.750     .0500     6.700     02/01/2013
  600129405     MICHAEL W ETIENNE            7.375      .250    7.125     .0500     7.075     01/01/2013
  600129407     SE DUK PARK                  7.000      .250    6.750     .0500     6.700     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129334     EDWARD TOOMA SIMONIAN      6479302                    $2,229.64                  02/01/1998             180
  600129342     RALPH E OTTO               6556704                    $5,860.58                  02/01/1998             180
  600129345     MICHAEL BLOOM              6576934                    $3,720.83                  02/01/1998             180
  600129347     DAVID P STEVENS            6582393                    $3,523.65                  02/01/1998             180
  600129348     WILLIAM A COATES           6583923                    $2,889.61                  02/01/1998             180
  600129363     GLEN W KEANE               6666802                    $7,640.04                  02/01/1998             180
  600129364     SERGIO A SANCHEZ           6682879                    $2,099.58                  02/01/1998             180
  600129376     EUN SUNG KIM               6903588                    $2,966.80                  02/01/1998             180
  600129383     JEFFERY DEANE STUART       6917263                    $6,823.65                  02/01/1998             180
  600129386     BUN WOO BERT CHANG         6969093                    $4,354.36                  02/01/1998             180
  600129387     KEVIN M O'BRIEN            7021087                    $2,452.60                  02/01/1998             180
  600129396     ROGER POWELL               7386999                    $2,696.48                  02/01/1998             180
  600129405     MICHAEL W ETIENNE          9944292                    $2,391.80                  02/01/1998             180
  600129407     SE DUK PARK                9999694                    $4,044.73                  02/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129334     EDWARD TOOMA SIMONIAN                                                                         $335,000.00    N
  600129342     RALPH E OTTO                                                                                $1,180,000.00    N
  600129345     MICHAEL BLOOM                                                                                 $850,000.00    N
  600129347     DAVID P STEVENS                                                                               $495,000.00    N
  600129348     WILLIAM A COATES                                                                              $405,000.00    N
  600129363     GLEN W KEANE                                                                                $2,350,000.00    N
  600129364     SERGIO A SANCHEZ                                                                              $325,000.00    N
  600129376     EUN SUNG KIM                                                                                  $500,000.00    N
  600129383     JEFFERY DEANE STUART                                                                        $1,200,000.00    N
  600129386     BUN WOO BERT CHANG                                                                          $1,000,000.00    N
  600129387     KEVIN M O'BRIEN                                                                               $465,000.00    N
  600129396     ROGER POWELL                                                                                  $440,000.00    N
  600129405     MICHAEL W ETIENNE                                                                             $350,000.00    N
  600129407     SE DUK PARK                                                                                   $700,000.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:44:50               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1418    POOL NAME:      1998-2 Group 3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
                   -----       -------         -------           ---------       ---------           -----
 ** POOL
 ** TOTAL                574             0   193,393,756.76   303,749,583.60   195,752,595.00     1,745,731.65


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4



                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600103370     RUGGERI        ROBERTO     879 LINDA FLORA DRIVE      LOS ANGELES        CA     90049    $2,415,682.81
  600115784     TRIER COLLINS R            2811 CENTRAL RD            GLENVIEW           IL     60025      $232,547.31
  600115785     FITZGERALD WILLIAM P       655 JUNIOR TERRACE         CHICAGO            IL     60613      $247,661.52
  600115786     UHDE FREDERICK             1500 ASTOR U-7             CHICAGO            IL     60610      $245,901.11
  600115787     KAUFMAN STEPHEN P          101 LLOYD HARBOR RO        HUNTINGTON         NY     11743      $430,036.83
  600115788     MCCONNELL JAMES G.         1150 CEDARCREST            BANNOCKBURN        IL     60015      $210,472.55
  600115790     MOHRDIECK WILLIAM A        5 SMITHWOOD DRIVE          MORTON GROVE       IL     60053      $218,576.33
  600115791     BELMONTE, JR. JOHN    V    711 MIDWEST CLUB PA        OAK BROOK          IL     60521      $541,583.63
  600115792     GOLAS DONALD  D            2656 ASBURY                EVANSTON           IL     60201      $197,974.44
  600115794     GETSLA RANDOLPH            2527 OSAGE DRIVE           GLENVIEW           IL     60025      $311,881.27
  600115795     GOODWILLIE DOUGLAS J       214 HAWLEY LANE            GENEVA             IL     60134      $378,383.75
  600115796     BIRKHOLZ ARMIN   V         30W391 WHITE OAK           WAYNE              IL     60184      $346,500.01
  600115797     SCHREIBER DENNIS L         1534 ESTES AVENUE          CHICAGO            IL     60626      $254,990.05
  600115798     LARSON HARRY R             BX180A ROUTE 5             BARRINGTON HILL    IL     60010      $281,199.86


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600103370     RUGGERI        ROBERTO       8.625      .250    8.375     .0500     8.325     11/01/2027
  600115784     TRIER COLLINS R              8.675      .250    8.425     .0400     8.385     04/01/2027
  600115785     FITZGERALD WILLIAM P         7.375      .250    7.125     .0400     7.085     08/01/2024
  600115786     UHDE FREDERICK               6.875      .250    6.625     .0400     6.585     11/01/2014
  600115787     KAUFMAN STEPHEN P            8.200      .250    7.950     .0400     7.910     01/01/2016
  600115788     MCCONNELL JAMES G.          10.250      .250   10.000     .0400     9.960     12/01/2016
  600115790     MOHRDIECK WILLIAM A          8.050      .250    7.800     .0400     7.760     07/01/2023
  600115791     BELMONTE, JR. JOHN    V      7.125      .250    6.875     .0400     6.835     12/01/2023
  600115792     GOLAS DONALD  D              7.125      .250    6.875     .0400     6.835     01/01/2024
  600115794     GETSLA RANDOLPH              7.375      .250    7.125     .0400     7.085     02/01/2024
  600115795     GOODWILLIE DOUGLAS J         6.875      .250    6.625     .0400     6.585     08/01/2024
  600115796     BIRKHOLZ ARMIN   V           7.000      .250    6.750     .0400     6.710     12/01/2023
  600115797     SCHREIBER DENNIS L           7.500      .250    7.250     .0400     7.210     10/01/2019
  600115798     LARSON HARRY R              10.375      .250   10.125     .0400    10.085     03/01/2020


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600103370     RUGGERI        ROBERTO     450895990                  *********                  02/01/1998             360
  600115784     TRIER COLLINS R            0129684                    $1,836.18                  02/01/1998             360
  600115785     FITZGERALD WILLIAM P       0200790                    $1,775.04                  02/01/1998             360
  600115786     UHDE FREDERICK             0223891                    $2,063.24                  02/01/1998             360
  600115787     KAUFMAN STEPHEN P          0224865                    $3,822.65                  02/01/1998             360
  600115788     MCCONNELL JAMES G.         0226126                    $2,105.84                  02/01/1998             360
  600115790     MOHRDIECK WILLIAM A        0253583                    $1,686.47                  02/01/1998             360
  600115791     BELMONTE, JR. JOHN    V    0259507                    $4,951.84                  02/01/1998             360
  600115792     GOLAS DONALD  D            0259796                    $1,485.55                  02/01/1998             360
  600115794     GETSLA RANDOLPH            0261495                    $2,348.30                  02/01/1998             360
  600115795     GOODWILLIE DOUGLAS J       0262337                    $2,627.72                  02/01/1998             360
  600115796     BIRKHOLZ ARMIN   V         0275966                    $2,514.85                  02/01/1998             360
  600115797     SCHREIBER DENNIS L         0278358                    $1,986.92                  02/01/1998             360
  600115798     LARSON HARRY R             0278580                    $2,716.23                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600103370     RUGGERI        ROBERTO      .00       .00       .00       .000        .250          .300    $4,400,000.00    N
  600115784     TRIER COLLINS R             .00       .00       .00       .000        .250          .290      $315,000.00    N
  600115785     FITZGERALD WILLIAM P        .00       .00       .00       .000        .250          .290      $370,000.00    N
  600115786     UHDE FREDERICK              .00       .00       .00       .000        .250          .290      $482,000.00    N
  600115787     KAUFMAN STEPHEN P           .00       .00       .00       .000        .250          .290      $885,000.00    N
  600115788     MCCONNELL JAMES G.          .00       .00       .00       .000        .250          .290      $314,000.00    N
  600115790     MOHRDIECK WILLIAM A         .00       .00       .00       .000        .250          .290      $305,000.00    N
  600115791     BELMONTE, JR. JOHN    V     .00       .00       .00       .000        .250          .290    $1,050,000.00    N
  600115792     GOLAS DONALD  D             .00       .00       .00       .000        .250          .290      $280,000.00    N
  600115794     GETSLA RANDOLPH             .00       .00       .00       .000        .250          .290      $530,000.00    N
  600115795     GOODWILLIE DOUGLAS J        .00       .00       .00       .000        .250          .290      $730,000.00    N
  600115796     BIRKHOLZ ARMIN   V          .00       .00       .00       .000        .250          .290      $485,000.00    N
  600115797     SCHREIBER DENNIS L          .00       .00       .00       .000        .250          .290      $375,000.00    N
  600115798     LARSON HARRY R              .00       .00       .00       .000        .250          .290      $405,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115799     GASSEL VIRGINIA            950 MICHIGAN #3804         CHICAGO            IL     60611      $307,956.44
  600115800     GLUECK DAVID L             2041-3 HOWE STREET         CHICAGO            IL     60614      $721,868.27
  600115801     RUFFIN, JR. WILLIAM C      2244 GENEVA TERRACE        CHICAGO            IL     60614      $372,062.91
  600115802     NELSON SCOTT J             936 SHERIDAN ROAD          EVANSTON           IL     60202      $246,877.55
  600115803     GALLO JOSEPH F             7811 GREENFIELD            RIVER FOREST       IL     60315      $235,346.66
  600115804     HOU DAVID T                16927 BLUE HERON DR        ORLAND PARK        IL     60462      $230,269.96
  600115805     WALKER GEORGE L            5016 ELLIS                 CHICAGO            IL     60615      $248,546.39
  600115806     FISHER JEFFREY S           200 OXFORD ROAD            KENILWORTH         IL     60043      $546,780.96
  600115808     SMITH WALTER V             131 BENTWOOD DRIVE         STAMFORD           CT     6903       $450,934.66
  600115809     NICOLLS JOHN C             2534 LAKE SHORE DR         MICHIGAN CITY      IN     46360      $201,621.54
  600115810     BROOKS CAROL J             115 LONNQUIST              MOUNT PROSPECT     IL     60056      $335,044.02
  600115812     D'ESPOSITO JR JULIAN C     640 BLACKTHORN ROAD        WINNETKA           IL     60093      $573,282.69
  600115813     DASSATTI CAREY E           130 VANCE CT               BARRINGTON         IL     60010      $234,437.29
  600115814     MORRIS BRUCE               1624 GOLF VIEW DR          DARIEN             IL     60559      $213,243.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115799     GASSEL VIRGINIA              8.250      .250    8.000     .0400     7.960     10/01/2019
  600115800     GLUECK DAVID L               7.125      .250    6.875     .0400     6.835     04/01/2020
  600115801     RUFFIN, JR. WILLIAM C        7.875      .250    7.625     .0400     7.585     05/01/2021
  600115802     NELSON SCOTT J               7.000      .250    6.750     .0400     6.710     03/01/2022
  600115803     GALLO JOSEPH F               7.500      .250    7.250     .0400     7.210     09/01/2022
  600115804     HOU DAVID T                  6.750      .250    6.500     .0400     6.460     08/01/2022
  600115805     WALKER GEORGE L              7.125      .250    6.875     .0400     6.835     12/01/2022
  600115806     FISHER JEFFREY S             7.625      .250    7.375     .0400     7.335     12/01/2021
  600115808     SMITH WALTER V               8.250      .250    8.000     .0400     7.960     07/01/2022
  600115809     NICOLLS JOHN C               7.500      .250    7.250     .0400     7.210     12/01/2021
  600115810     BROOKS CAROL J               7.500      .250    7.250     .0400     7.210     01/01/2022
  600115812     D'ESPOSITO JR JULIAN C       7.250      .250    7.000     .0400     6.960     06/01/2022
  600115813     DASSATTI CAREY E             6.875      .250    6.625     .0400     6.585     04/01/2022
  600115814     MORRIS BRUCE                 7.250      .250    7.000     .0400     6.960     05/01/2022


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115799     GASSEL VIRGINIA            0279208                    $2,545.95                  02/01/1998             360
  600115800     GLUECK DAVID L             0279521                    $5,405.39                  02/01/1998             360
  600115801     RUFFIN, JR. WILLIAM C      0280040                    $2,910.98                  02/01/1998             360
  600115802     NELSON SCOTT J             0280842                    $1,769.63                  02/01/1998             360
  600115803     GALLO JOSEPH F             0281436                    $1,749.28                  02/01/1998             360
  600115804     HOU DAVID T                0281451                    $1,608.18                  02/01/1998             360
  600115805     WALKER GEORGE L            0282152                    $1,783.06                  02/01/1998             360
  600115806     FISHER JEFFREY S           0282707                    $4,165.23                  02/01/1998             360
  600115808     SMITH WALTER V             0282848                    $3,636.69                  02/01/1998             360
  600115809     NICOLLS JOHN C             0282871                    $1,515.16                  02/01/1998             360
  600115810     BROOKS CAROL J             0282962                    $2,514.64                  02/01/1998             360
  600115812     D'ESPOSITO JR JULIAN C     0283044                    $4,184.29                  02/01/1998             360
  600115813     DASSATTI CAREY E           0283168                    $1,659.76                  02/01/1998             360
  600115814     MORRIS BRUCE               0283176                    $1,558.39                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115799     GASSEL VIRGINIA             .00       .00       .00       .000        .250          .290      $427,000.00    N
  600115800     GLUECK DAVID L              .00       .00       .00       .000        .250          .290    $1,052,000.00    N
  600115801     RUFFIN, JR. WILLIAM C       .00       .00       .00       .000        .250          .290      $630,000.00    N
  600115802     NELSON SCOTT J              .00       .00       .00       .000        .250          .290      $615,000.00    N
  600115803     GALLO JOSEPH F              .00       .00       .00       .000        .250          .290      $410,000.00    N
  600115804     HOU DAVID T                 .00       .00       .00       .000        .250          .290      $350,000.00    N
  600115805     WALKER GEORGE L             .00       .00       .00       .000        .250          .290      $400,000.00    N
  600115806     FISHER JEFFREY S            .00       .00       .00       .000        .250          .290      $815,000.00    N
  600115808     SMITH WALTER V              .00       .00       .00       .000        .250          .290      $605,000.00    N
  600115809     NICOLLS JOHN C              .00       .00       .00       .000        .250          .290      $270,000.00    N
  600115810     BROOKS CAROL J              .00       .00       .00       .000        .250          .290      $460,000.00    N
  600115812     D'ESPOSITO JR JULIAN C      .00       .00       .00       .000        .250          .290      $765,000.00    N
  600115813     DASSATTI CAREY E            .00       .00       .00       .000        .250          .290      $360,000.00    N
  600115814     MORRIS BRUCE                .00       .00       .00       .000        .250          .290      $285,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115815     GREGORY JOSEPH J           2400 DORINA DRIVE          NORTHFIELD         IL     60093      $449,199.21
  600115816     ANTONIO DOUGLAS J          1316 SUTTON PLACE          CHICAGO            IL     60610      $331,528.08
  600115817     LYNN WILLIAM S             100 PINE TREE LANE         RIVERWOODS         IL     60015      $291,651.90
  600115818     GOOD DANIEL                1211 LAKE ROAD             LAKE FOREST        IL     60045      $512,216.78
  600115819     ELLSWORTH SAMUEL M         CALEBS POND RD LOT 11      CHAPPAQUIDDICK     MA     2539       $561,903.06
  600115820     ANDERSON DAVID B           845 MOSELEY ROAD           HIGHLAND PARK      IL     60035      $527,795.27
  600115821     CUMMINGS DANIEL A          2130 FREMONT STREET        CHICAGO            IL     60614      $217,533.01
  600115822     SOOMEKH JAMSHID            3651 PEBBLE BEACH RD       NORTHBROOK         IL     60062      $490,742.41
  600115823     NEILSON GARY L             1420 ALTGELD STREET        CHICAGO            IL     60614      $349,556.81
  600115824     PARKE FRANK                1366 DEARBORN #U-2C        CHICAGO            IL     60610      $239,754.42
  600115825     FLOBERG FREDERIC           635 HILL ROAD              WINNETKA           IL     60093      $609,140.53
  600115826     BEIRNE ANTHONY O           180 AHWAHNEE ROAD          LAKE FOREST        IL     60095      $461,206.12
  600115827     SORSBY CHARLES C           100 HURON ST #3502         CHICAGO            IL     60611      $542,567.23
  600115828     MUNTEAN JOHN A             251 OAKLAND DRIVE          HIGHLAND PARK      IL     60035      $292,046.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115815     GREGORY JOSEPH J             7.250      .250    7.000     .0400     6.960     05/01/2022
  600115816     ANTONIO DOUGLAS J            7.500      .250    7.250     .0400     7.210     10/01/2022
  600115817     LYNN WILLIAM S               7.500      .250    7.250     .0400     7.210     05/01/2022
  600115818     GOOD DANIEL                  6.875      .250    6.625     .0400     6.585     06/01/2022
  600115819     ELLSWORTH SAMUEL M           7.500      .250    7.250     .0400     7.210     03/01/2022
  600115820     ANDERSON DAVID B             6.600      .250    6.350     .0400     6.310     01/01/2011
  600115821     CUMMINGS DANIEL A            6.875      .250    6.625     .0400     6.585     06/01/2022
  600115822     SOOMEKH JAMSHID              7.125      .250    6.875     .0400     6.835     06/01/2022
  600115823     NEILSON GARY L               7.125      .250    6.875     .0400     6.835     07/01/2022
  600115824     PARKE FRANK                  7.500      .250    7.250     .0400     7.210     08/01/2022
  600115825     FLOBERG FREDERIC             7.500      .250    7.250     .0400     7.210     06/01/2022
  600115826     BEIRNE ANTHONY O             7.375      .250    7.125     .0400     7.085     06/01/2022
  600115827     SORSBY CHARLES C             7.625      .250    7.375     .0400     7.335     06/01/2022
  600115828     MUNTEAN JOHN A               8.625      .250    8.375     .0400     8.335     08/01/2022


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115815     GREGORY JOSEPH J           0283184                    $3,282.75                  02/01/1998             360
  600115816     ANTONIO DOUGLAS J          0283226                    $2,461.29                  02/01/1998             360
  600115817     LYNN WILLIAM S             0283317                    $2,178.20                  02/01/1998             360
  600115818     GOOD DANIEL                0283382                    $3,616.67                  02/01/1998             360
  600115819     ELLSWORTH SAMUEL M         0283432                    $4,206.85                  02/01/1998             360
  600115820     ANDERSON DAVID B           0283499                    $5,069.15                  02/01/1998             224
  600115821     CUMMINGS DANIEL A          0283580                    $1,535.96                  02/01/1998             360
  600115822     SOOMEKH JAMSHID            0283598                    $3,542.72                  02/01/1998             360
  600115823     NEILSON GARY L             0283622                    $2,520.57                  02/01/1998             360
  600115824     PARKE FRANK                0283630                    $1,800.75                  02/01/1998             360
  600115825     FLOBERG FREDERIC           0283739                    $4,543.85                  02/01/1998             360
  600115826     BEIRNE ANTHONY O           0283770                    $3,403.22                  02/01/1998             360
  600115827     SORSBY CHARLES C           0283838                    $4,092.88                  02/01/1998             360
  600115828     MUNTEAN JOHN A             0283861                    $2,390.15                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115815     GREGORY JOSEPH J            .00       .00       .00       .000        .250          .290    $1,200,000.00    N
  600115816     ANTONIO DOUGLAS J           .00       .00       .00       .000        .250          .290      $437,000.00    N
  600115817     LYNN WILLIAM S              .00       .00       .00       .000        .250          .290      $410,000.00    N
  600115818     GOOD DANIEL                 .00       .00       .00       .000        .250          .290    $2,590,000.00    N
  600115819     ELLSWORTH SAMUEL M          .00       .00       .00       .000        .250          .290    $1,025,000.00    N
  600115820     ANDERSON DAVID B            .00       .00       .00       .000        .250          .290      $780,000.00    N
  600115821     CUMMINGS DANIEL A           .00       .00       .00       .000        .250          .290      $432,000.00    N
  600115822     SOOMEKH JAMSHID             .00       .00       .00       .000        .250          .290      $800,000.00    N
  600115823     NEILSON GARY L              .00       .00       .00       .000        .250          .290      $500,000.00    N
  600115824     PARKE FRANK                 .00       .00       .00       .000        .250          .290      $335,000.00    N
  600115825     FLOBERG FREDERIC            .00       .00       .00       .000        .250          .290    $1,100,000.00    N
  600115826     BEIRNE ANTHONY O            .00       .00       .00       .000        .250          .290      $835,000.00    N
  600115827     SORSBY CHARLES C            .00       .00       .00       .000        .250          .290      $773,000.00    N
  600115828     MUNTEAN JOHN A              .00       .00       .00       .000        .250          .290      $400,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115829     SCHWARTZ STEVEN L          585 STONE GATE             GLENCOE            IL     60022      $312,735.77
  600115830     DATSON LORRAINE            5726 DORCHESTER            CHICAGO            IL     60637      $280,703.87
  600115831     SMOLEN LEE M               657 HILLSIDE DRIVE         HIGHLAND PARK      IL     60035      $303,472.98
  600115832     HARRISON DANIEL J          17 NATOMA DRIVE            OAK BROOK          IL     60521      $951,778.44
  600115833     BISHOP JR ROBERT L         906 CHERRY STREET          WINNETKA           IL     60093      $280,288.78
  600115834     FOGHT JAMES L              135 LAGOON DRIVE           NORTHFIELD         IL     60093      $449,068.29
  600115835     FLANZER PETER W            560 RAMBLER LANE           HIGHLAND PARK      IL     60635      $209,967.11
  600115836     BOYD CRAIG T               386 FAIRVIEW AVE           WINNETKA           IL     60093      $448,309.05
  600115837     COKINS TOM A               242 DELAPLAINE RD          RIVERSIDE          IL     60546      $213,031.95
  600115838     STILWELL MARTIN C          25970 MEADOW VIEW CRT      BARRINGTON         IL     60010      $221,076.85
  600115839     STEINKRAUSS MARK A         1497 LAKE SHORE CRT        BARRINGTON         IL     60010      $223,153.44
  600115840     GRACE PERRY R              1322 HARLAN LANE           LAKE FOREST        IL     60045      $329,068.41
  600115841     PARKER JOHN C              343 SUTTON ROAD            BARRINGTON HILL    IL     60010      $447,511.78
  600115842     SMEAD CHARLES L            257 DELAWARE #3B&3C        CHICAGO            IL     60611      $515,143.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115829     SCHWARTZ STEVEN L            7.625      .250    7.375     .0400     7.335     09/01/2022
  600115830     DATSON LORRAINE              7.875      .250    7.625     .0400     7.585     06/01/2022
  600115831     SMOLEN LEE M                 6.875      .250    6.625     .0400     6.585     07/01/2022
  600115832     HARRISON DANIEL J            8.125      .250    7.875     .0400     7.835     02/01/2023
  600115833     BISHOP JR ROBERT L           7.000      .250    6.750     .0400     6.710     06/01/2022
  600115834     FOGHT JAMES L                7.250      .250    7.000     .0400     6.960     06/01/2022
  600115835     FLANZER PETER W              7.500      .250    7.250     .0400     7.210     07/01/2022
  600115836     BOYD CRAIG T                 7.750      .250    7.500     .0400     7.460     09/01/2022
  600115837     COKINS TOM A                 8.125      .250    7.875     .0400     7.835     09/01/2022
  600115838     STILWELL MARTIN C            6.875      .250    6.625     .0400     6.585     09/01/2022
  600115839     STEINKRAUSS MARK A           7.500      .250    7.250     .0400     7.210     09/01/2022
  600115840     GRACE PERRY R                7.375      .250    7.125     .0400     7.085     09/01/2022
  600115841     PARKER JOHN C                6.875      .250    6.625     .0400     6.585     09/01/2022
  600115842     SMEAD CHARLES L              6.875      .250    6.625     .0400     6.585     11/01/2022


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115829     SCHWARTZ STEVEN L          0283952                    $2,349.88                  02/01/1998             360
  600115830     DATSON LORRAINE            0284018                    $2,164.61                  02/01/1998             360
  600115831     SMOLEN LEE M               0284059                    $2,683.81                  02/01/1998             360
  600115832     HARRISON DANIEL J          0284067                    $7,424.98                  02/01/1998             360
  600115833     BISHOP JR ROBERT L         0284075                    $2,001.21                  02/01/1998             360
  600115834     FOGHT JAMES L              0284083                    $3,277.68                  02/01/1998             360
  600115835     FLANZER PETER W            0284224                    $1,567.37                  02/01/1998             360
  600115836     BOYD CRAIG T               0284257                    $3,440.20                  02/01/1998             360
  600115837     COKINS TOM A               0284273                    $1,670.62                  02/01/1998             360
  600115838     STILWELL MARTIN C          0284281                    $1,556.26                  02/01/1998             360
  600115839     STEINKRAUSS MARK A         0284307                    $1,675.78                  02/01/1998             360
  600115840     GRACE PERRY R              0284356                    $2,419.33                  02/01/1998             360
  600115841     PARKER JOHN C              0284372                    $3,147.37                  02/01/1998             360
  600115842     SMEAD CHARLES L            0284596                    $3,628.69                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115829     SCHWARTZ STEVEN L           .00       .00       .00       .000        .250          .290      $420,000.00    N
  600115830     DATSON LORRAINE             .00       .00       .00       .000        .250          .290      $490,000.00    N
  600115831     SMOLEN LEE M                .00       .00       .00       .000        .250          .290      $512,000.00    N
  600115832     HARRISON DANIEL J           .00       .00       .00       .000        .250          .290    $2,100,000.00    N
  600115833     BISHOP JR ROBERT L          .00       .00       .00       .000        .250          .290      $377,000.00    N
  600115834     FOGHT JAMES L               .00       .00       .00       .000        .250          .290      $600,000.00    N
  600115835     FLANZER PETER W             .00       .00       .00       .000        .250          .290      $280,000.00    N
  600115836     BOYD CRAIG T                .00       .00       .00       .000        .250          .290      $625,000.00    N
  600115837     COKINS TOM A                .00       .00       .00       .000        .250          .290      $340,000.00    N
  600115838     STILWELL MARTIN C           .00       .00       .00       .000        .250          .290      $467,500.00    N
  600115839     STEINKRAUSS MARK A          .00       .00       .00       .000        .250          .290      $450,000.00    N
  600115840     GRACE PERRY R               .00       .00       .00       .000        .250          .290      $975,000.00    N
  600115841     PARKER JOHN C               .00       .00       .00       .000        .250          .290      $600,000.00    N
  600115842     SMEAD CHARLES L             .00       .00       .00       .000        .250          .290      $725,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115843     PASAS NORMAN L             14 WESCOTT DRIVE           SOUTH BARRINGTO    IL     60010      $695,770.93
  600115844     DAVIDSON JAMES B           700 TIMBER TRAIL           RIVERWOODS         IL     60015      $433,386.82
  600115845     THEISEN KENNETH F          1855 RIDGEWOOD             GLENVIEW           IL     60025      $213,420.83
  600115846     HUNT KEITH L               7 FOX HUNT TRAIL           HAWTHORN WOODS     IL     60047      $241,916.58
  600115847     MORGE TIMOTHY A            3065 BLACKTHORNE LN        RIVERWOODS         IL     60015      $259,671.07
  600115848     MAINS NORMAN E             1065 FISHER LANE           WINNETKA           IL     60093    $1,046,593.82
  600115849     SUERTE ELEUTERIO           1 CIRCLE RIDGE CT          BURR RIDGE         IL     60521      $505,446.84
  600115850     PAULSON RICHARD E          820 GLENVIEW ROAD          GLENVIEW           IL     60025      $450,457.40
  600115851     KELLY DENNIS J             2057 HOWE STREET           CHICAGO            IL     60614      $441,917.31
  600115852     EMRY DEBRA A               548 ORCHARD LANE           WINNETKA           IL     60093      $294,370.59
  600115853     CHIRINKO ROBERT S          2314 LINCOLN PK W          CHICAGO            IL     60614      $472,596.59
  600115854     MITCHELL DANIEL D          1564 HOYNE                 CHICAGO            IL     60622      $205,207.30
  600115855     PELL, III WILBUR F         714 GREENLEAF              WILMETTE           IL     60091      $288,089.75
  600115856     LESKY RONALD W             1030 RIDGEWOOD DRIVE       HIGHLAND PARK      IL     60035      $204,664.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115843     PASAS NORMAN L               7.750      .250    7.500     .0400     7.460     11/01/2022
  600115844     DAVIDSON JAMES B             8.125      .250    7.875     .0400     7.835     11/01/2022
  600115845     THEISEN KENNETH F            7.250      .250    7.000     .0400     6.960     09/01/2022
  600115846     HUNT KEITH L                 8.000      .250    7.750     .0400     7.710     12/01/2022
  600115847     MORGE TIMOTHY A              8.000      .250    7.750     .0400     7.710     12/01/2022
  600115848     MAINS NORMAN E               7.125      .250    6.875     .0400     6.835     10/01/2023
  600115849     SUERTE ELEUTERIO             8.250      .250    8.000     .0400     7.960     01/01/2023
  600115850     PAULSON RICHARD E            6.875      .250    6.625     .0400     6.585     01/01/2023
  600115851     KELLY DENNIS J               7.500      .250    7.250     .0400     7.210     12/01/2022
  600115852     EMRY DEBRA A                 7.250      .250    7.000     .0400     6.960     02/01/2023
  600115853     CHIRINKO ROBERT S            7.375      .250    7.125     .0400     7.085     02/01/2023
  600115854     MITCHELL DANIEL D            7.250      .250    7.000     .0400     6.960     11/01/2023
  600115855     PELL, III WILBUR F           7.500      .250    7.250     .0400     7.210     12/01/2021
  600115856     LESKY RONALD W               6.875      .250    6.625     .0400     6.585     08/01/2022


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115843     PASAS NORMAN L             0284604                    $5,272.80                  02/01/1998             360
  600115844     DAVIDSON JAMES B           0284653                    $3,393.22                  02/01/1998             360
  600115845     THEISEN KENNETH F          0284703                    $1,551.95                  02/01/1998             360
  600115846     HUNT KEITH L               0285668                    $1,871.10                  02/01/1998             360
  600115847     MORGE TIMOTHY A            0286401                    $2,017.86                  02/01/1998             360
  600115848     MAINS NORMAN E             0286732                    $7,410.91                  02/01/1998             360
  600115849     SUERTE ELEUTERIO           0286955                    $3,989.23                  02/01/1998             360
  600115850     PAULSON RICHARD E          0287029                    $3,154.43                  02/01/1998             360
  600115851     KELLY DENNIS J             0287342                    $3,273.21                  02/01/1998             360
  600115852     EMRY DEBRA A               0287961                    $2,128.39                  02/01/1998             360
  600115853     CHIRINKO ROBERT S          0288456                    $3,454.12                  02/01/1998             360
  600115854     MITCHELL DANIEL D          0288837                    $1,468.05                  02/01/1998             360
  600115855     PELL, III WILBUR F         0289132                    $2,175.67                  02/01/1998             360
  600115856     LESKY RONALD W             0289405                    $1,745.52                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115843     PASAS NORMAN L              .00       .00       .00       .000        .250          .290      $925,000.00    N
  600115844     DAVIDSON JAMES B            .00       .00       .00       .000        .250          .290      $611,000.00    N
  600115845     THEISEN KENNETH F           .00       .00       .00       .000        .250          .290      $445,000.00    N
  600115846     HUNT KEITH L                .00       .00       .00       .000        .250          .290      $315,000.00    N
  600115847     MORGE TIMOTHY A             .00       .00       .00       .000        .250          .290      $544,000.00    N
  600115848     MAINS NORMAN E              .00       .00       .00       .000        .250          .290    $1,700,000.00    N
  600115849     SUERTE ELEUTERIO            .00       .00       .00       .000        .250          .290      $700,000.00    N
  600115850     PAULSON RICHARD E           .00       .00       .00       .000        .250          .290      $700,000.00    N
  600115851     KELLY DENNIS J              .00       .00       .00       .000        .250          .290      $585,000.00    N
  600115852     EMRY DEBRA A                .00       .00       .00       .000        .250          .290      $405,000.00    N
  600115853     CHIRINKO ROBERT S           .00       .00       .00       .000        .250          .290      $640,000.00    N
  600115854     MITCHELL DANIEL D           .00       .00       .00       .000        .250          .290      $320,000.00    N
  600115855     PELL, III WILBUR F          .00       .00       .00       .000        .250          .290      $510,000.00    N
  600115856     LESKY RONALD W              .00       .00       .00       .000        .250          .290      $340,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115857     AFFOURTIT JOHN T           725 MORNINGSIDE DR         LAKE FOREST        IL     60045      $299,525.01
  600115858     BRONNER MAURICE H          660 WINNETKA MEWS          WINNETKA           IL     60093      $263,396.64
  600115859     SHANK JOSEPH A             455 CHESTNUT STREET        WINNETKA           IL     60093      $307,088.37
  600115860     MARRA GIORGIO              2427 IROQUOIS ROAD         WILMETTE           IL     60091      $264,623.50
  600115861     NURRE WILLIAM B            66 WINDRUSH LANE           BARRINGTON HILL    IL     60010      $222,087.84
  600115862     MAZZONE THEODORE           912 PAWNEE ROAD            WILMETTE           IL     60091      $338,084.15
  600115863     MCNABOLA MARK E            2123 BISSELL               CHICAGO            IL     60614      $173,035.04
  600115864     COOK BRIAN                 1173 ASBURY                WINNETKA           IL     60093      $329,244.88
  600115865     GRIFFIN MICHELE M          475 MAPLE AVENUE           WINNETKA           IL     60093      $441,236.65
  600115866     STEWART DOUGLAS P          1065 ESTATE LANE           LAKE FOREST        IL     60045      $246,703.31
  600115867     KOPKO, JR. FREDERICK       4901 ELLIS                 CHICAGO            IL     60615      $510,582.04
  600115868     HILLIARD MARK D            14139 CAMDEN DRIVE         ORLAND PARK        IL     60462      $298,502.40
  600115869     RAZIK ABED                 69 CARRIAGE HOUSE          ORLAND PARK        IL     60462      $413,387.38
  600115870     GAYTER PHILLIP N           714 MAWMAN AVENUE          LAKE BLUFF         IL     60044      $302,465.63


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115857     AFFOURTIT JOHN T             7.375      .250    7.125     .0400     7.085     08/01/2022
  600115858     BRONNER MAURICE H            7.500      .250    7.250     .0400     7.210     08/01/2022
  600115859     SHANK JOSEPH A               7.125      .250    6.875     .0400     6.835     08/01/2022
  600115860     MARRA GIORGIO                7.625      .250    7.375     .0400     7.335     11/01/2022
  600115861     NURRE WILLIAM B              6.875      .250    6.625     .0400     6.585     12/01/2022
  600115862     MAZZONE THEODORE             6.875      .250    6.625     .0400     6.585     12/01/2022
  600115863     MCNABOLA MARK E              7.125      .250    6.875     .0400     6.835     01/01/2023
  600115864     COOK BRIAN                   7.875      .250    7.625     .0400     7.585     11/01/2022
  600115865     GRIFFIN MICHELE M            6.875      .250    6.625     .0400     6.585     12/01/2022
  600115866     STEWART DOUGLAS P            7.500      .250    7.250     .0400     7.210     12/01/2022
  600115867     KOPKO, JR. FREDERICK         7.100      .250    6.850     .0400     6.810     06/01/2023
  600115868     HILLIARD MARK D              7.500      .250    7.250     .0400     7.210     10/01/2023
  600115869     RAZIK ABED                   7.500      .250    7.250     .0400     7.210     08/01/2023
  600115870     GAYTER PHILLIP N             7.625      .250    7.375     .0400     7.335     08/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115857     AFFOURTIT JOHN T           0289462                    $2,211.17                  02/01/1998             360
  600115858     BRONNER MAURICE H          0289553                    $1,960.10                  02/01/1998             360
  600115859     SHANK JOSEPH A             0289561                    $2,296.31                  02/01/1998             360
  600115860     MARRA GIORGIO              0289702                    $1,983.81                  02/01/1998             360
  600115861     NURRE WILLIAM B            0289793                    $1,573.81                  02/01/1998             360
  600115862     MAZZONE THEODORE           0289827                    $2,368.60                  02/01/1998             360
  600115863     MCNABOLA MARK E            0289850                    $1,594.29                  02/01/1998             360
  600115864     COOK BRIAN                 0289868                    $2,523.25                  02/01/1998             360
  600115865     GRIFFIN MICHELE M          0289934                    $3,091.29                  02/01/1998             360
  600115866     STEWART DOUGLAS P          0289967                    $1,837.91                  02/01/1998             360
  600115867     KOPKO, JR. FREDERICK       0298919                    $3,628.98                  02/01/1998             360
  600115868     HILLIARD MARK D            0303362                    $2,265.46                  02/01/1998             360
  600115869     RAZIK ABED                 0304451                    $3,041.59                  02/01/1998             360
  600115870     GAYTER PHILLIP N           0304519                    $2,264.95                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115857     AFFOURTIT JOHN T            .00       .00       .00       .000        .250          .290      $400,000.00    N
  600115858     BRONNER MAURICE H           .00       .00       .00       .000        .250          .290      $390,000.00    N
  600115859     SHANK JOSEPH A              .00       .00       .00       .000        .250          .290      $425,000.00    N
  600115860     MARRA GIORGIO               .00       .00       .00       .000        .250          .290      $380,000.00    N
  600115861     NURRE WILLIAM B             .00       .00       .00       .000        .250          .290      $550,000.00    N
  600115862     MAZZONE THEODORE            .00       .00       .00       .000        .250          .290      $496,000.00    N
  600115863     MCNABOLA MARK E             .00       .00       .00       .000        .250          .290      $315,000.00    N
  600115864     COOK BRIAN                  .00       .00       .00       .000        .250          .290      $435,000.00    N
  600115865     GRIFFIN MICHELE M           .00       .00       .00       .000        .250          .290      $703,000.00    N
  600115866     STEWART DOUGLAS P           .00       .00       .00       .000        .250          .290      $350,000.00    N
  600115867     KOPKO, JR. FREDERICK        .00       .00       .00       .000        .250          .290    $1,500,000.00    N
  600115868     HILLIARD MARK D             .00       .00       .00       .000        .250          .290      $405,000.00    N
  600115869     RAZIK ABED                  .00       .00       .00       .000        .250          .290    $1,185,000.00    N
  600115870     GAYTER PHILLIP N            .00       .00       .00       .000        .250          .290      $400,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115871     PEARSE RICHARD W           640 WASHINGTON             HINSDALE           IL     60521      $423,679.45
  600115872     LAKIN ROBERT               8020 ARBOR LANE            NORTHFIELD         IL     60093      $210,778.98
  600115873     FREDERICK THOMAS J         16 ROCK RIVER CT           NAPERVILLE         IL     60565      $198,865.66
  600115874     TYSON, MD C.               43W992 RT 64               WASCO              IL     60183      $259,287.36
  600115875     POCIASK ROBERT  J          980 STONEHEDGE DR          ADDISON            IL     60101      $173,675.33
  600115876     BUTTELL, JR. DUANE   A     5N553 CREEKVIEW LANE       ST. CHARLES        IL     60175      $410,050.57
  600115877     WEBER JOSEF   H            2501 ROYAL LYTHAM DR       ST. CHARLES        IL     60174      $270,573.48
  600115878     WARNOCK TODD E             739 LINCOLN AVE            WINNETKA           IL     60093      $507,081.46
  600115879     SCULLY RICHARD P           2041 RACINE AVENUE         CHICAGO            IL     60614      $310,720.50
  600115880     BERNSTEIN ROBERT J         3229 WILMETTE              WILMETTE           IL     60091      $257,263.96
  600115882     RUSNAK STEVEN A            4500 GROVE STREET          SKOKIE             IL     60076      $239,414.28
  600115883     SYLVESTER PHILLIP J        1433 NORTH DEARBORN        CHICAGO            IL     60610      $492,056.22
  600115884     HOFSTETTER ARTHUR          1746 HIGHLAND AVENUE       WILMETTE           IL     60091      $213,136.61
  600115885     LOVE C K                   304 SURREY LANE            LAKE FOREST        IL     60045      $344,828.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115871     PEARSE RICHARD W             7.375      .250    7.125     .0400     7.085     09/01/2023
  600115872     LAKIN ROBERT                 7.375      .250    7.125     .0400     7.085     12/01/2023
  600115873     FREDERICK THOMAS J           6.875      .250    6.625     .0400     6.585     11/01/2023
  600115874     TYSON, MD C.                 8.700      .250    8.450     .0400     8.410     01/01/2025
  600115875     POCIASK ROBERT  J            7.125      .250    6.875     .0400     6.835     12/01/2023
  600115876     BUTTELL, JR. DUANE   A       7.125      .250    6.875     .0400     6.835     12/01/2023
  600115877     WEBER JOSEF   H              7.000      .250    6.750     .0400     6.710     02/01/2024
  600115878     WARNOCK TODD E               7.000      .250    6.750     .0400     6.710     06/01/2023
  600115879     SCULLY RICHARD P             7.250      .250    7.000     .0400     6.960     05/01/2023
  600115880     BERNSTEIN ROBERT J           7.250      .250    7.000     .0400     6.960     07/01/2023
  600115882     RUSNAK STEVEN A              7.750      .250    7.500     .0400     7.460     06/01/2023
  600115883     SYLVESTER PHILLIP J          7.000      .250    6.750     .0400     6.710     06/01/2023
  600115884     HOFSTETTER ARTHUR            7.625      .250    7.375     .0400     7.335     06/01/2023
  600115885     LOVE C K                     7.750      .250    7.500     .0400     7.460     06/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115871     PEARSE RICHARD W           0304717                    $3,149.48                  02/01/1998             360
  600115872     LAKIN ROBERT               0306258                    $1,554.02                  02/01/1998             360
  600115873     FREDERICK THOMAS J         0307298                    $1,412.40                  02/01/1998             360
  600115874     TYSON, MD C.               0314179                    $2,318.08                  02/01/1998             360
  600115875     POCIASK ROBERT  J          0377119                    $1,724.72                  02/01/1998             360
  600115876     BUTTELL, JR. DUANE   A     0385849                    $2,896.99                  02/01/1998             360
  600115877     WEBER JOSEF   H            0386060                    $1,896.12                  02/01/1998             360
  600115878     WARNOCK TODD E             0390401                    $3,566.59                  02/01/1998             360
  600115879     SCULLY RICHARD P           0390492                    $2,238.04                  02/01/1998             360
  600115880     BERNSTEIN ROBERT J         0390823                    $1,855.52                  02/01/1998             360
  600115882     RUSNAK STEVEN A            0390906                    $1,919.99                  02/01/1998             360
  600115883     SYLVESTER PHILLIP J        0391243                    $3,460.91                  02/01/1998             360
  600115884     HOFSTETTER ARTHUR          0391359                    $1,585.46                  02/01/1998             360
  600115885     LOVE C K                   0391490                    $2,593.42                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115871     PEARSE RICHARD W            .00       .00       .00       .000        .250          .290      $580,000.00    N
  600115872     LAKIN ROBERT                .00       .00       .00       .000        .250          .290      $310,000.00    N
  600115873     FREDERICK THOMAS J          .00       .00       .00       .000        .250          .290      $280,000.00    N
  600115874     TYSON, MD C.                .00       .00       .00       .000        .250          .290      $370,000.00    N
  600115875     POCIASK ROBERT  J           .00       .00       .00       .000        .250          .290      $350,000.00    N
  600115876     BUTTELL, JR. DUANE   A      .00       .00       .00       .000        .250          .290      $600,000.00    N
  600115877     WEBER JOSEF   H             .00       .00       .00       .000        .250          .290      $440,000.00    N
  600115878     WARNOCK TODD E              .00       .00       .00       .000        .250          .290      $670,000.00    N
  600115879     SCULLY RICHARD P            .00       .00       .00       .000        .250          .290      $410,000.00    N
  600115880     BERNSTEIN ROBERT J          .00       .00       .00       .000        .250          .290      $343,000.00    N
  600115882     RUSNAK STEVEN A             .00       .00       .00       .000        .250          .290      $335,000.00    N
  600115883     SYLVESTER PHILLIP J         .00       .00       .00       .000        .250          .290    $1,050,000.00    N
  600115884     HOFSTETTER ARTHUR           .00       .00       .00       .000        .250          .290      $395,000.00    N
  600115885     LOVE C K                    .00       .00       .00       .000        .250          .290      $470,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115887     CARROLL GEORGE  W          1982-H MAUD AVENUE D9      CHICAGO            IL     60614      $241,855.78
  600115888     GLEASON MARGARET           1411 ROSALIE ST.           EVANSTON           IL     60201      $238,021.08
  600115889     WARSHAUER STEVEN           962 CHAUCER LANE           HIGHLAND PARK      IL     60035      $246,814.31
  600115890     CAMPIA KENNETH M           1298 WAUKEGAN ROAD         LAKE FOREST        IL     60045      $619,143.73
  600115891     AUERBACH ALAN H            908 BITTERSWEET DR.        NORTHBROOK         IL     60062      $227,567.52
  600115892     MAYNARD KENT               2041 DICKENS AVENUE        CHICAGO            IL     60647      $238,140.67
  600115893     BURT ANTONY S              2507 COLFAX AVENUE         EVANSTON           IL     60201      $378,221.99
  600115894     KOTLOWITZ ALEX             141 HARVEY                 OAK PARK           IL     60301      $207,380.06
  600115895     CUNNINGHAM TIMOTHY J       950 HAVENWOOD              LAKE FOREST        IL     60045      $914,689.13
  600115896     CARPENTER RICHARD W        302 MERRILL AVE.           PARK RIDGE         IL     60068      $250,324.40
  600115897     CORNA LOUIS J              1510 LAKE SHORE DR S       BARRINGTON         IL     60010      $330,948.80
  600115898     LOMBARDI RAYMOND W         1360 LAWRENCE AVENUE       LAKE FOREST        IL     60045      $505,774.01
  600115899     THOMAS JOSEPH M            703 SHERIDAN ROAD          WINNETKA           IL     60093      $285,758.08
  600115900     LEVIN MICHAEL R            1863 KIEST AVENUE          NORTHBROOK         IL     60062      $209,322.28


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115887     CARROLL GEORGE  W            8.400      .250    8.150     .0400     8.110     05/01/2024
  600115888     GLEASON MARGARET             7.750      .250    7.500     .0400     7.460     06/01/2023
  600115889     WARSHAUER STEVEN             7.250      .250    7.000     .0400     6.960     07/01/2023
  600115890     CAMPIA KENNETH M             7.625      .250    7.375     .0400     7.335     07/01/2023
  600115891     AUERBACH ALAN H              7.250      .250    7.000     .0400     6.960     06/01/2023
  600115892     MAYNARD KENT                 7.750      .250    7.500     .0400     7.460     06/01/2023
  600115893     BURT ANTONY S                7.625      .250    7.375     .0400     7.335     06/01/2023
  600115894     KOTLOWITZ ALEX               7.625      .250    7.375     .0400     7.335     06/01/2023
  600115895     CUNNINGHAM TIMOTHY J         7.250      .250    7.000     .0400     6.960     08/01/2024
  600115896     CARPENTER RICHARD W          7.250      .250    7.000     .0400     6.960     06/01/2023
  600115897     CORNA LOUIS J                7.750      .250    7.500     .0400     7.460     07/01/2023
  600115898     LOMBARDI RAYMOND W           7.250      .250    7.000     .0400     6.960     06/01/2023
  600115899     THOMAS JOSEPH M              7.625      .250    7.375     .0400     7.335     07/01/2023
  600115900     LEVIN MICHAEL R              7.500      .250    7.250     .0400     7.210     07/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115887     CARROLL GEORGE  W          0391540                    $1,904.60                  02/01/1998             360
  600115888     GLEASON MARGARET           0391557                    $1,791.04                  02/01/1998             360
  600115889     WARSHAUER STEVEN           0391607                    $1,773.66                  02/01/1998             360
  600115890     CAMPIA KENNETH M           0391706                    $4,600.66                  02/01/1998             360
  600115891     AUERBACH ALAN H            0391714                    $1,637.23                  02/01/1998             360
  600115892     MAYNARD KENT               0391722                    $1,791.04                  02/01/1998             360
  600115893     BURT ANTONY S              0391755                    $2,813.49                  02/01/1998             360
  600115894     KOTLOWITZ ALEX             0391805                    $1,543.00                  02/01/1998             360
  600115895     CUNNINGHAM TIMOTHY J       0391987                    $6,480.68                  02/01/1998             360
  600115896     CARPENTER RICHARD W        0392001                    $1,800.95                  02/01/1998             360
  600115897     CORNA LOUIS J              0392027                    $2,567.63                  02/01/1998             360
  600115898     LOMBARDI RAYMOND W         0392092                    $4,058.95                  02/01/1998             360
  600115899     THOMAS JOSEPH M            0392134                    $2,123.39                  02/01/1998             360
  600115900     LEVIN MICHAEL R            0392209                    $1,538.28                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115887     CARROLL GEORGE  W           .00       .00       .00       .000        .250          .290      $357,000.00    N
  600115888     GLEASON MARGARET            .00       .00       .00       .000        .250          .290      $385,000.00    N
  600115889     WARSHAUER STEVEN            .00       .00       .00       .000        .250          .290      $675,000.00    N
  600115890     CAMPIA KENNETH M            .00       .00       .00       .000        .250          .290    $1,250,000.00    N
  600115891     AUERBACH ALAN H             .00       .00       .00       .000        .250          .290      $385,000.00    N
  600115892     MAYNARD KENT                .00       .00       .00       .000        .250          .290      $350,000.00    N
  600115893     BURT ANTONY S               .00       .00       .00       .000        .250          .290      $530,000.00    N
  600115894     KOTLOWITZ ALEX              .00       .00       .00       .000        .250          .290      $272,500.00    N
  600115895     CUNNINGHAM TIMOTHY J        .00       .00       .00       .000        .250          .290    $1,542,000.00    N
  600115896     CARPENTER RICHARD W         .00       .00       .00       .000        .250          .290      $330,000.00    N
  600115897     CORNA LOUIS J               .00       .00       .00       .000        .250          .290      $470,000.00    N
  600115898     LOMBARDI RAYMOND W          .00       .00       .00       .000        .250          .290      $850,000.00    N
  600115899     THOMAS JOSEPH M             .00       .00       .00       .000        .250          .290      $850,000.00    N
  600115900     LEVIN MICHAEL R             .00       .00       .00       .000        .250          .290      $275,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115901     STOLAR MARK                2800 LAKE SHORE DR         CHICAGO            IL     60657      $414,951.47
  600115902     LOPEZ J M                  738 MELROSE STREET         CHICAGO            IL     60657      $229,091.48
  600115903     SMITH ROBERT J             956 ELM                    PALATINE           IL     60067      $207,766.06
  600115904     MULLER JOHN B              1312 WELLINGTON            CHICAGO            IL     60657      $264,802.79
  600115905     MCCORD JAMES M             9001 HAMILTON              CHICAGO            IL     60620      $251,467.31
  600115906     KOPIN JEFFREY D            150 CARY AVENUE            HIGLAND PARK       IL     60035      $428,160.02
  600115907     BEYER JAMES R              1230 GOOD AVENUE           PARK RIDGE         IL     60068      $230,567.59
  600115908     NOELL JOHN W               401 SOUTH LINCOLN          HINSDALE           IL     60521      $285,758.08
  600115909     CLEMENT JOHN A             5748 HARPER AVE.           CHICAGO            IL     60637      $278,102.87
  600115910     PAGE RICHARD C             1540 PROMENADE LANE        WHEATON            IL     60187      $275,925.05
  600115911     PAXTON STEVEN H            1001 CAMPBELL COURT        LAKE BLUFF         IL     60044      $257,182.29
  600115912     SEROTA SCOTT P             1510 ROSEWOOD              DEERFIELD          IL     60015      $257,457.41
  600115913     LLOYD WILLIAM F            500 COLLEGE ROAD           LAKE FOREST        IL     60045      $744,309.65
  600115914     VINCENT JEFFERY S          11 ROYAL COURT             LINCOLNSHIRE       IL     60069      $349,337.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115901     STOLAR MARK                  7.125      .250    6.875     .0400     6.835     06/01/2023
  600115902     LOPEZ J M                    7.250      .250    7.000     .0400     6.960     06/01/2023
  600115903     SMITH ROBERT J               7.625      .250    7.375     .0400     7.335     07/01/2023
  600115904     MULLER JOHN B                7.625      .250    7.375     .0400     7.335     07/01/2023
  600115905     MCCORD JAMES M               7.625      .250    7.375     .0400     7.335     07/01/2023
  600115906     KOPIN JEFFREY D              7.500      .250    7.250     .0400     7.210     07/01/2023
  600115907     BEYER JAMES R                7.625      .250    7.375     .0400     7.335     08/01/2023
  600115908     NOELL JOHN W                 7.625      .250    7.375     .0400     7.335     07/01/2023
  600115909     CLEMENT JOHN A               7.125      .250    6.875     .0400     6.835     01/01/2024
  600115910     PAGE RICHARD C               7.500      .250    7.250     .0400     7.210     07/01/2023
  600115911     PAXTON STEVEN H              7.625      .250    7.375     .0400     7.335     07/01/2023
  600115912     SEROTA SCOTT P               7.625      .250    7.375     .0400     7.335     08/01/2023
  600115913     LLOYD WILLIAM F              7.125      .250    6.875     .0400     6.835     07/01/2023
  600115914     VINCENT JEFFERY S            7.250      .250    7.000     .0400     6.960     07/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115901     STOLAR MARK                0392357                    $2,964.83                  02/01/1998             360
  600115902     LOPEZ J M                  0392423                    $1,653.60                  02/01/1998             360
  600115903     SMITH ROBERT J             0392431                    $1,637.96                  02/01/1998             360
  600115904     MULLER JOHN B              0392464                    $1,967.67                  02/01/1998             360
  600115905     MCCORD JAMES M             0392472                    $1,868.58                  02/01/1998             360
  600115906     KOPIN JEFFREY D            0392480                    $3,146.47                  02/01/1998             360
  600115907     BEYER JAMES R              0392498                    $1,711.45                  02/01/1998             360
  600115908     NOELL JOHN W               0392506                    $2,123.39                  02/01/1998             360
  600115909     CLEMENT JOHN A             0392548                    $2,021.16                  02/01/1998             360
  600115910     PAGE RICHARD C             0392639                    $2,027.73                  02/01/1998             360
  600115911     PAXTON STEVEN H            0392654                    $1,911.05                  02/01/1998             360
  600115912     SEROTA SCOTT P             0392803                    $1,911.05                  02/01/1998             360
  600115913     LLOYD WILLIAM F            0392811                    $5,288.70                  02/01/1998             360
  600115914     VINCENT JEFFERY S          0392829                    $2,510.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115901     STOLAR MARK                 .00       .00       .00       .000        .250          .290      $550,000.00    N
  600115902     LOPEZ J M                   .00       .00       .00       .000        .250          .290      $303,000.00    N
  600115903     SMITH ROBERT J              .00       .00       .00       .000        .250          .290      $318,000.00    N
  600115904     MULLER JOHN B               .00       .00       .00       .000        .250          .290      $347,500.00    N
  600115905     MCCORD JAMES M              .00       .00       .00       .000        .250          .290      $330,000.00    N
  600115906     KOPIN JEFFREY D             .00       .00       .00       .000        .250          .290      $710,000.00    N
  600115907     BEYER JAMES R               .00       .00       .00       .000        .250          .290      $308,000.00    N
  600115908     NOELL JOHN W                .00       .00       .00       .000        .250          .290      $412,000.00    N
  600115909     CLEMENT JOHN A              .00       .00       .00       .000        .250          .290      $377,000.00    N
  600115910     PAGE RICHARD C              .00       .00       .00       .000        .250          .290      $460,000.00    N
  600115911     PAXTON STEVEN H             .00       .00       .00       .000        .250          .290      $360,000.00    N
  600115912     SEROTA SCOTT P              .00       .00       .00       .000        .250          .290      $395,000.00    N
  600115913     LLOYD WILLIAM F             .00       .00       .00       .000        .250          .290      $990,000.00    N
  600115914     VINCENT JEFFERY S           .00       .00       .00       .000        .250          .290      $460,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115915     KRASKER GLENN D            2109 CLIFTON AVENUE        CHICAGO            IL     60614      $246,048.84
  600115916     YANG CORA G                6415 RALEIGH ROAD          WILLOWBROOK        IL     60521      $309,087.14
  600115917     MANN ROBERT E              734 SHADY AVENUE           GENEVA             IL     60134      $424,860.17
  600115918     MCGILLEN EDWARD J          923 JACKSON AVE            RIVER FOREST       IL     60305      $232,572.59
  600115919     GOLEMBESKI ALBERT W        1636 WASHINGTON AVE.       WILMETTE           IL     60091      $264,119.18
  600115920     NEUMANN MARK               406 SHERIDAN ROAD          HIGHLAND PARK      IL     60035      $151,180.86
  600115921     DULCAN MINA    K           536 FULLERTON PARKW        CHICAGO            IL     60614      $620,411.76
  600115923     BURROUGHS TIMOTHY          944 JUDSON AVENUE          HIGHLAND PARK      IL     60035      $345,932.78
  600115924     BENJAMIN DAVID B           1330 WOLFRAM               CHICAGO            IL     60657      $274,022.52
  600115925     CHRISTMAN MARC W           2339 CLOVER LANE           NORTHFIELD         IL     60093      $475,733.25
  600115926     ROSENKRANZ JEFF A          626 BLUFF STREET           GLENCOE            IL     60022      $408,444.34
  600115927     PRINCE WILLIAM N           303 WISCONSIN ST           CHICAGO            IL     60614      $576,266.24
  600115928     COYNE RAYMOND F            330 RADCLIFFE WAY          HINSDALE           IL     60521      $521,401.36
  600115929     MCGIVNEY PATRICK A         1621 FOREST AVE            WILMETTE           IL     60091      $245,744.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115915     KRASKER GLENN D              7.625      .250    7.375     .0400     7.335     07/01/2023
  600115916     YANG CORA G                  7.625      .250    7.375     .0400     7.335     07/01/2023
  600115917     MANN ROBERT E                7.375      .250    7.125     .0400     7.085     09/01/2023
  600115918     MCGILLEN EDWARD J            6.875      .250    6.625     .0400     6.585     10/01/2023
  600115919     GOLEMBESKI ALBERT W          7.250      .250    7.000     .0400     6.960     09/01/2023
  600115920     NEUMANN MARK                 7.250      .250    7.000     .0400     6.960     09/01/2023
  600115921     DULCAN MINA    K             8.550      .250    8.300     .0400     8.260     08/01/2024
  600115923     BURROUGHS TIMOTHY            7.250      .250    7.000     .0400     6.960     08/01/2023
  600115924     BENJAMIN DAVID B             7.500      .250    7.250     .0400     7.210     07/01/2023
  600115925     CHRISTMAN MARC W             7.500      .250    7.250     .0400     7.210     07/01/2023
  600115926     ROSENKRANZ JEFF A            7.625      .250    7.375     .0400     7.335     07/01/2023
  600115927     PRINCE WILLIAM N             7.500      .250    7.250     .0400     7.210     08/01/2023
  600115928     COYNE RAYMOND F              7.500      .250    7.250     .0400     7.210     08/01/2023
  600115929     MCGIVNEY PATRICK A           7.375      .250    7.125     .0400     7.085     09/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115915     KRASKER GLENN D            0392852                    $1,925.20                  02/01/1998             360
  600115916     YANG CORA G                0393009                    $2,305.29                  02/01/1998             360
  600115917     MANN ROBERT E              0393041                    $3,177.11                  02/01/1998             360
  600115918     MCGILLEN EDWARD J          0393058                    $1,609.48                  02/01/1998             360
  600115919     GOLEMBESKI ALBERT W        0393140                    $1,893.73                  02/01/1998             360
  600115920     NEUMANN MARK               0393249                    $1,702.04                  02/01/1998             360
  600115921     DULCAN MINA    K           0393280                    $5,020.99                  02/01/1998             360
  600115923     BURROUGHS TIMOTHY          0393371                    $2,483.13                  02/01/1998             360
  600115924     BENJAMIN DAVID B           0393389                    $2,013.74                  02/01/1998             360
  600115925     CHRISTMAN MARC W           0393397                    $3,496.08                  02/01/1998             360
  600115926     ROSENKRANZ JEFF A          0393405                    $3,035.02                  02/01/1998             360
  600115927     PRINCE WILLIAM N           0393470                    $4,230.25                  02/01/1998             360
  600115928     COYNE RAYMOND F            0393587                    $3,827.51                  02/01/1998             360
  600115929     MCGIVNEY PATRICK A         0393603                    $1,781.95                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115915     KRASKER GLENN D             .00       .00       .00       .000        .250          .290      $379,000.00    N
  600115916     YANG CORA G                 .00       .00       .00       .000        .250          .290      $410,000.00    N
  600115917     MANN ROBERT E               .00       .00       .00       .000        .250          .290      $575,000.00    N
  600115918     MCGILLEN EDWARD J           .00       .00       .00       .000        .250          .290      $360,000.00    N
  600115919     GOLEMBESKI ALBERT W         .00       .00       .00       .000        .250          .290      $347,000.00    N
  600115920     NEUMANN MARK                .00       .00       .00       .000        .250          .290      $512,000.00    N
  600115921     DULCAN MINA    K            .00       .00       .00       .000        .250          .290      $999,000.00    N
  600115923     BURROUGHS TIMOTHY           .00       .00       .00       .000        .250          .290      $455,000.00    N
  600115924     BENJAMIN DAVID B            .00       .00       .00       .000        .250          .290      $360,000.00    N
  600115925     CHRISTMAN MARC W            .00       .00       .00       .000        .250          .290      $625,000.00    N
  600115926     ROSENKRANZ JEFF A           .00       .00       .00       .000        .250          .290      $540,000.00    N
  600115927     PRINCE WILLIAM N            .00       .00       .00       .000        .250          .290      $930,000.00    N
  600115928     COYNE RAYMOND F             .00       .00       .00       .000        .250          .290      $690,000.00    N
  600115929     MCGIVNEY PATRICK A          .00       .00       .00       .000        .250          .290      $344,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115930     MARTIN THOMAS P            595 LAURIE LANE            NORTHFIELD         IL     60093      $429,096.01
  600115931     TRESNOWSKI BERNARD R       64 WYNSTONE DRIVE          NORTH BARRINGTO    IL     60010      $575,265.38
  600115932     DANEHY R J                 922 SANDSTONE ROAD         LIBERTYVILLE       IL     60048      $435,623.45
  600115933     WALGREEN LESLIE R          4 POTTER LANE              BARRINGTON HILL    IL     60010      $327,295.04
  600115935     KUJAWA JOHN                6204 OSAGE AVE             DOWNERS GROVE      IL     60516      $246,092.86
  600115936     CHEZ EDWARD B              600 LONGWOOD AVENUE        GLENCOE            IL     60022      $476,769.02
  600115937     LEA CHRISTOPH              2041 MAGNOLIA #2041C       CHICAGO            IL     60614      $279,083.99
  600115938     HAYES JULIE F              535 INNER GREEN BAY        GLENCOE            IL     60022      $335,659.52
  600115939     KLAFF HERSCH M             285 WHITE OAK LANE         WINNETKA           IL     60093      $523,873.93
  600115940     METTLER ROBERT L           655 NORTHCROFT CT          LAKE FOREST        IL     60045    $1,162,909.17
  600115941     EPSTEIN BENNETT L          515 JACKSON AVENUE         GLENCOE            IL     60022      $331,851.60
  600115942     EPSTEIN DAVID              9405 HOLBROOK LANE         POTOMAC            MD     20854      $228,599.15
  600115943     NEDEAU NICHOLAS            325 RAVINE FOREST          LAKE BLUFF         IL     60044      $220,979.51
  600115944     MORRISON DOUGLAS H         2244 ASBURY AVENUE         EVANSTON           IL     60201      $231,616.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115930     MARTIN THOMAS P              7.625      .250    7.375     .0400     7.335     08/01/2023
  600115931     TRESNOWSKI BERNARD R         7.250      .250    7.000     .0400     6.960     04/01/2024
  600115932     DANEHY R J                   6.750      .250    6.500     .0400     6.460     09/01/2023
  600115933     WALGREEN LESLIE R            7.250      .250    7.000     .0400     6.960     09/01/2023
  600115935     KUJAWA JOHN                  7.375      .250    7.125     .0400     7.085     08/01/2023
  600115936     CHEZ EDWARD B                7.500      .250    7.250     .0400     7.210     09/01/2023
  600115937     LEA CHRISTOPH                7.125      .250    6.875     .0400     6.835     08/01/2023
  600115938     HAYES JULIE F                7.000      .250    6.750     .0400     6.710     09/01/2023
  600115939     KLAFF HERSCH M               7.375      .250    7.125     .0400     7.085     09/01/2023
  600115940     METTLER ROBERT L             7.375      .250    7.125     .0400     7.085     01/01/2024
  600115941     EPSTEIN BENNETT L            7.000      .250    6.750     .0400     6.710     08/01/2023
  600115942     EPSTEIN DAVID                7.375      .250    7.125     .0400     7.085     09/01/2023
  600115943     NEDEAU NICHOLAS              7.375      .250    7.125     .0400     7.085     09/01/2023
  600115944     MORRISON DOUGLAS H           7.000      .250    6.750     .0400     6.710     10/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115930     MARTIN THOMAS P            0393645                    $3,185.08                  02/01/1998             360
  600115931     TRESNOWSKI BERNARD R       0393660                    $4,093.06                  02/01/1998             360
  600115932     DANEHY R J                 0393744                    $2,983.56                  02/01/1998             360
  600115933     WALGREEN LESLIE R          0393793                    $2,346.69                  02/01/1998             360
  600115935     KUJAWA JOHN                0393827                    $1,806.12                  02/01/1998             360
  600115936     CHEZ EDWARD B              0393843                    $3,496.08                  02/01/1998             360
  600115937     LEA CHRISTOPH              0393934                    $1,980.74                  02/01/1998             360
  600115938     HAYES JULIE F              0393991                    $2,352.51                  02/01/1998             360
  600115939     KLAFF HERSCH M             0394197                    $3,798.72                  02/01/1998             360
  600115940     METTLER ROBERT L           0394213                    $8,395.93                  02/01/1998             360
  600115941     EPSTEIN BENNETT L          0394262                    $2,328.56                  02/01/1998             360
  600115942     EPSTEIN DAVID              0394577                    $1,657.63                  02/01/1998             360
  600115943     NEDEAU NICHOLAS            0394650                    $1,602.37                  02/01/1998             360
  600115944     MORRISON DOUGLAS H         0394791                    $1,630.00                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115930     MARTIN THOMAS P             .00       .00       .00       .000        .250          .290      $620,000.00    N
  600115931     TRESNOWSKI BERNARD R        .00       .00       .00       .000        .250          .290      $930,000.00    N
  600115932     DANEHY R J                  .00       .00       .00       .000        .250          .290      $700,000.00    N
  600115933     WALGREEN LESLIE R           .00       .00       .00       .000        .250          .290      $435,000.00    N
  600115935     KUJAWA JOHN                 .00       .00       .00       .000        .250          .290      $345,000.00    N
  600115936     CHEZ EDWARD B               .00       .00       .00       .000        .250          .290      $950,000.00    N
  600115937     LEA CHRISTOPH               .00       .00       .00       .000        .250          .290      $510,000.00    N
  600115938     HAYES JULIE F               .00       .00       .00       .000        .250          .290      $450,000.00    N
  600115939     KLAFF HERSCH M              .00       .00       .00       .000        .250          .290    $1,150,000.00    N
  600115940     METTLER ROBERT L            .00       .00       .00       .000        .250          .290    $2,600,000.00    N
  600115941     EPSTEIN BENNETT L           .00       .00       .00       .000        .250          .290      $615,000.00    N
  600115942     EPSTEIN DAVID               .00       .00       .00       .000        .250          .290      $330,000.00    N
  600115943     NEDEAU NICHOLAS             .00       .00       .00       .000        .250          .290      $370,000.00    N
  600115944     MORRISON DOUGLAS H          .00       .00       .00       .000        .250          .290      $396,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115945     BINDELGLASS ERIC S         2114 CLEVELAND             CHICAGO            IL     60614      $302,754.41
  600115946     KUPIEC MARK J              6901 MENDOTA               CHICAGO            IL     60646      $232,421.51
  600115947     LEE JOHN Y                 2442 MORSE AVE             CHICAGO            IL     60645      $212,883.32
  600115948     POWELL TIMOTHY R           2006 FIR                   GLENVIEW           IL     60025      $208,754.96
  600115949     GAUGHAN PATRICK A          1736 PHEASANT TRAIL        INVERNESS          IL     60067      $232,226.82
  600115950     KRISS ROBERT J             948 HUBBARD STREET         WINNETKA           IL     60093      $463,306.67
  600115951     TYSON DONALD G             635 PARK AVE               HINSDALE           IL     60521      $623,276.25
  600115952     OWEN JEFFREY N             2139 CLIFTON               CHICAGO            IL     60614      $432,553.58
  600115953     ROSEN DAVID J              1058 SKOKIE RIDGE          GLENCOE            IL     60022      $375,715.40
  600115954     BERTSCHY CHRISTOPH         1413 GREENLAKE DR          AURORA             IL     60504      $250,137.83
  600115955     ARNBERG MARY K             1923 HOWE STREET-A         CHICAGO            IL     60614      $304,801.84
  600115956     MAY PERCY C                1030 STATE ST #50G,H       CHICAGO            IL     60610      $287,988.43
  600115957     DELZELL LYNN E             3531 OAK HILL LANE         LONG GROVE         IL     60047      $279,614.76
  600115958     KLEIMAN STEVEN             1755 SUMMIT COURT          DEERFIELD          IL     60015      $204,094.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115945     BINDELGLASS ERIC S           7.500      .250    7.250     .0400     7.210     09/01/2023
  600115946     KUPIEC MARK J                7.375      .250    7.125     .0400     7.085     09/01/2023
  600115947     LEE JOHN Y                   7.000      .250    6.750     .0400     6.710     10/01/2023
  600115948     POWELL TIMOTHY R             7.000      .250    6.750     .0400     6.710     09/01/2023
  600115949     GAUGHAN PATRICK A            7.125      .250    6.875     .0400     6.835     09/01/2023
  600115950     KRISS ROBERT J               7.000      .250    6.750     .0400     6.710     10/01/2023
  600115951     TYSON DONALD G               7.125      .250    6.875     .0400     6.835     05/01/2024
  600115952     OWEN JEFFREY N               6.625      .250    6.375     .0400     6.335     10/01/2023
  600115953     ROSEN DAVID J                6.875      .250    6.625     .0400     6.585     10/01/2023
  600115954     BERTSCHY CHRISTOPH           7.000      .250    6.750     .0400     6.710     10/01/2023
  600115955     ARNBERG MARY K               7.250      .250    7.000     .0400     6.960     10/01/2023
  600115956     MAY PERCY C                  7.125      .250    6.875     .0400     6.835     12/01/2023
  600115957     DELZELL LYNN E               7.125      .250    6.875     .0400     6.835     10/01/2023
  600115958     KLEIMAN STEVEN               6.875      .250    6.625     .0400     6.585     10/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115945     BINDELGLASS ERIC S         0394858                    $2,645.83                  02/01/1998             360
  600115946     KUPIEC MARK J              0394957                    $1,692.16                  02/01/1998             360
  600115947     LEE JOHN Y                 0395087                    $1,490.28                  02/01/1998             360
  600115948     POWELL TIMOTHY R           0395137                    $1,463.67                  02/01/1998             360
  600115949     GAUGHAN PATRICK A          0395145                    $1,684.30                  02/01/1998             360
  600115950     KRISS ROBERT J             0395160                    $3,243.35                  02/01/1998             360
  600115951     TYSON DONALD G             0395228                    $4,379.18                  02/01/1998             360
  600115952     OWEN JEFFREY N             0395251                    $2,924.63                  02/01/1998             360
  600115953     ROSEN DAVID J              0395277                    $2,601.44                  02/01/1998             360
  600115954     BERTSCHY CHRISTOPH         0395327                    $1,751.08                  02/01/1998             360
  600115955     ARNBERG MARY K             0395368                    $2,182.97                  02/01/1998             360
  600115956     MAY PERCY C                0395384                    $2,034.64                  02/01/1998             360
  600115957     DELZELL LYNN E             0395418                    $1,980.74                  02/01/1998             360
  600115958     KLEIMAN STEVEN             0395434                    $1,412.40                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115945     BINDELGLASS ERIC S          .00       .00       .00       .000        .250          .290      $480,000.00    N
  600115946     KUPIEC MARK J               .00       .00       .00       .000        .250          .290      $328,000.00    N
  600115947     LEE JOHN Y                  .00       .00       .00       .000        .250          .290      $280,000.00    N
  600115948     POWELL TIMOTHY R            .00       .00       .00       .000        .250          .290      $285,000.00    N
  600115949     GAUGHAN PATRICK A           .00       .00       .00       .000        .250          .290      $370,000.00    N
  600115950     KRISS ROBERT J              .00       .00       .00       .000        .250          .290      $690,000.00    N
  600115951     TYSON DONALD G              .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600115952     OWEN JEFFREY N              .00       .00       .00       .000        .250          .290      $684,000.00    N
  600115953     ROSEN DAVID J               .00       .00       .00       .000        .250          .290      $560,000.00    N
  600115954     BERTSCHY CHRISTOPH          .00       .00       .00       .000        .250          .290      $325,000.00    N
  600115955     ARNBERG MARY K              .00       .00       .00       .000        .250          .290      $400,000.00    N
  600115956     MAY PERCY C                 .00       .00       .00       .000        .250          .290      $463,000.00    N
  600115957     DELZELL LYNN E              .00       .00       .00       .000        .250          .290      $380,000.00    N
  600115958     KLEIMAN STEVEN              .00       .00       .00       .000        .250          .290      $327,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115959     ZIMMERMAN S L              38 WAITKUS                 LEMONT             IL     60439      $375,822.33
  600115960     WYSER-PRATTE CHRISTIAN     3 FOREST GLEN ROA          NEW PALTZ          NY     12561      $261,351.99
  600115961     COYNE JAMES A              2015 RACINE                CHICAGO            IL     60614      $221,594.11
  600115962     SPEAKMAN GARY              504 AMALFI COURT           LOS ANGELES        CA     90402      $262,604.04
  600115963     COLE DAVID L               955 KILLARNEY DRIVE        DYER               IN     46311      $589,248.55
  600115964     HOLZMAN SHELDON P          2733 HARRISON STREET       GLENVIEW           IL     60025      $256,890.70
  600115965     HORN DAVID B               1407 DEARBORN PKWAY        CHICAGO            IL     60610      $858,210.46
  600115966     TETZLAFF THEODORE          1432 STATE PARKWAY         CHICAGO            IL     60610    $1,319,191.04
  600115967     GLOMSKI TERRENCE           902 PINE STREET            WINNETKA           IL     60093      $362,550.11
  600115968     HART HERBERT D             801 JOYCE COURT            WHEATON            IL     60187      $368,606.45
  600115969     WILLIAMS JERRY O           2750 SHERIDAN RD           EVANSTON           IL     60201      $571,311.95
  600115970     DONOHOE MICHAEL P          505 JUNEBERRY RD           RIVERWOODS         IL     60015      $311,132.40
  600115971     GOSS JAMES C               145 RAVINE ROAD            HINSDALE           IL     60521      $318,758.36
  600115972     WINTER ARTHUR              2003 ORRINGTON # N         EVANSTON           IL     60201      $343,877.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115959     ZIMMERMAN S L                7.125      .250    6.875     .0400     6.835     10/01/2023
  600115960     WYSER-PRATTE CHRISTIAN       7.000      .250    6.750     .0400     6.710     10/01/2023
  600115961     COYNE JAMES A                6.950      .250    6.700     .0400     6.660     11/01/2023
  600115962     SPEAKMAN GARY                7.000      .250    6.750     .0400     6.710     11/01/2023
  600115963     COLE DAVID L                 6.875      .250    6.625     .0400     6.585     11/01/2023
  600115964     HOLZMAN SHELDON P            7.125      .250    6.875     .0400     6.835     10/01/2023
  600115965     HORN DAVID B                 7.250      .250    7.000     .0400     6.960     11/01/2023
  600115966     TETZLAFF THEODORE            6.625      .250    6.375     .0400     6.335     05/01/2024
  600115967     GLOMSKI TERRENCE             7.000      .250    6.750     .0400     6.710     12/01/2023
  600115968     HART HERBERT D               7.000      .250    6.750     .0400     6.710     12/01/2023
  600115969     WILLIAMS JERRY O             7.125      .250    6.875     .0400     6.835     11/01/2023
  600115970     DONOHOE MICHAEL P            7.000      .250    6.750     .0400     6.710     11/01/2023
  600115971     GOSS JAMES C                 6.875      .250    6.625     .0400     6.585     12/01/2023
  600115972     WINTER ARTHUR                7.000      .250    6.750     .0400     6.710     12/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115959     ZIMMERMAN S L              0395541                    $2,661.19                  02/01/1998             360
  600115960     WYSER-PRATTE CHRISTIAN     0395574                    $1,829.59                  02/01/1998             360
  600115961     COYNE JAMES A              0395590                    $1,542.34                  02/01/1998             360
  600115962     SPEAKMAN GARY              0395608                    $1,836.24                  02/01/1998             360
  600115963     COLE DAVID L               0395624                    $4,072.96                  02/01/1998             360
  600115964     HOLZMAN SHELDON P          0395806                    $1,819.05                  02/01/1998             360
  600115965     HORN DAVID B               0396010                    $6,139.59                  02/01/1998             360
  600115966     TETZLAFF THEODORE          0396101                    $8,844.30                  02/01/1998             360
  600115967     GLOMSKI TERRENCE           0396366                    $2,554.77                  02/01/1998             360
  600115968     HART HERBERT D             0396721                    $2,790.95                  02/01/1998             360
  600115969     WILLIAMS JERRY O           0396762                    $4,042.32                  02/01/1998             360
  600115970     DONOHOE MICHAEL P          0397018                    $2,175.54                  02/01/1998             360
  600115971     GOSS JAMES C               0397075                    $2,200.72                  02/01/1998             360
  600115972     WINTER ARTHUR              0397232                    $2,401.75                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115959     ZIMMERMAN S L               .00       .00       .00       .000        .250          .290      $495,000.00    N
  600115960     WYSER-PRATTE CHRISTIAN      .00       .00       .00       .000        .250          .290      $388,000.00    N
  600115961     COYNE JAMES A               .00       .00       .00       .000        .250          .290      $325,000.00    N
  600115962     SPEAKMAN GARY               .00       .00       .00       .000        .250          .290      $840,000.00    N
  600115963     COLE DAVID L                .00       .00       .00       .000        .250          .290      $775,000.00    N
  600115964     HOLZMAN SHELDON P           .00       .00       .00       .000        .250          .290      $380,000.00    N
  600115965     HORN DAVID B                .00       .00       .00       .000        .250          .290    $1,300,000.00    N
  600115966     TETZLAFF THEODORE           .00       .00       .00       .000        .250          .290    $2,125,000.00    N
  600115967     GLOMSKI TERRENCE            .00       .00       .00       .000        .250          .290      $490,000.00    N
  600115968     HART HERBERT D              .00       .00       .00       .000        .250          .290      $540,000.00    N
  600115969     WILLIAMS JERRY O            .00       .00       .00       .000        .250          .290      $825,000.00    N
  600115970     DONOHOE MICHAEL P           .00       .00       .00       .000        .250          .290      $450,000.00    N
  600115971     GOSS JAMES C                .00       .00       .00       .000        .250          .290      $434,000.00    N
  600115972     WINTER ARTHUR               .00       .00       .00       .000        .250          .290      $550,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115974     MAYER ROBERT N             558 HAWTHORNE PL           CHICAGO            IL     60657      $476,285.45
  600115975     BAKALAR JOHN S             1760 DALE                  HIGHLAND PARK      IL     60035      $951,760.49
  600115976     SEIDLER MARC P             827 BOB-O-LINK RD          HIGHLAND PARK      IL     60035      $485,274.47
  600115977     VILLA DAVID C              484 ELDER LANE             WINNETKA           IL     60093      $253,056.12
  600115978     DUNHAM KEVIN N             538 MCBAIN WAY             INVERNESS          IL     60010      $285,120.08
  600115979     LEE BOM I                  116 ST. FRANCIS CIR        OAK BROOK          IL     60521      $416,765.21
  600115980     CONNOR CATHERINE           2035 GIDDINGS              CHICAGO            IL     60625      $214,817.19
  600115982     HURLEY BRIAN X             2613-E NORTH GREENVIEW     CHICAGO            IL     60614      $396,847.95
  600115983     COX CHARLES C              811 CASTLEWOOD TERR        CHICAGO            IL     60640      $427,215.39
  600115984     TONE JEFFREY R             750 WISNER STREET          PARK RIDGE         IL     60068      $531,753.37
  600115985     GALOWICH RONALD H          1248 ASTOR STREET          CHICAGO            IL     60610    $1,050,219.87
  600115986     ZADIKOFF DAVID I           353 VINE AVENUE            HIGHLAND PARK      IL     60035      $312,346.02
  600115987     FRIEDLAND JOEL    S        1424 STATE PARKWAY         CHICAGO            IL     60610      $960,070.02
  600115988     PEDELTY LORI    K          1320 PLYMOUTH CT           CHICAGO            IL     60605      $384,929.43


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115974     MAYER ROBERT N               7.000      .250    6.750     .0400     6.710     12/01/2023
  600115975     BAKALAR JOHN S               6.500      .250    6.250     .0400     6.210     03/01/2024
  600115976     SEIDLER MARC P               6.875      .250    6.625     .0400     6.585     12/01/2023
  600115977     VILLA DAVID C                6.750      .250    6.500     .0400     6.460     12/01/2023
  600115978     DUNHAM KEVIN N               6.875      .250    6.625     .0400     6.585     11/01/2023
  600115979     LEE BOM I                    6.875      .250    6.625     .0400     6.585     12/01/2023
  600115980     CONNOR CATHERINE             7.000      .250    6.750     .0400     6.710     02/01/2024
  600115982     HURLEY BRIAN X               7.000      .250    6.750     .0400     6.710     12/01/2023
  600115983     COX CHARLES C                7.125      .250    6.875     .0400     6.835     12/01/2023
  600115984     TONE JEFFREY R               7.125      .250    6.875     .0400     6.835     01/01/2024
  600115985     GALOWICH RONALD H            7.000      .250    6.750     .0400     6.710     02/01/2024
  600115986     ZADIKOFF DAVID I             7.125      .250    6.875     .0400     6.835     01/01/2024
  600115987     FRIEDLAND JOEL    S          7.000      .250    6.750     .0400     6.710     07/01/2024
  600115988     PEDELTY LORI    K            7.125      .250    6.875     .0400     6.835     06/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115974     MAYER ROBERT N             0397406                    $3,326.52                  02/01/1998             360
  600115975     BAKALAR JOHN S             0397463                    $6,320.69                  02/01/1998             360
  600115976     SEIDLER MARC P             0397505                    $3,350.34                  02/01/1998             360
  600115977     VILLA DAVID C              0397620                    $1,726.90                  02/01/1998             360
  600115978     DUNHAM KEVIN N             0397646                    $1,970.79                  02/01/1998             360
  600115979     LEE BOM I                  0397729                    $2,877.35                  02/01/1998             360
  600115980     CONNOR CATHERINE           0397745                    $1,496.94                  02/01/1998             360
  600115982     HURLEY BRIAN X             0397893                    $2,794.28                  02/01/1998             360
  600115983     COX CHARLES C              0397927                    $3,018.26                  02/01/1998             360
  600115984     TONE JEFFREY R             0398420                    $3,752.62                  02/01/1998             360
  600115985     GALOWICH RONALD H          0398503                    $7,318.33                  02/01/1998             360
  600115986     ZADIKOFF DAVID I           0398537                    $2,220.92                  02/01/1998             360
  600115987     FRIEDLAND JOEL    S        0398602                    $6,653.03                  02/01/1998             360
  600115988     PEDELTY LORI    K          0398800                    $2,701.62                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115974     MAYER ROBERT N              .00       .00       .00       .000        .250          .290      $950,000.00    N
  600115975     BAKALAR JOHN S              .00       .00       .00       .000        .250          .290    $2,300,000.00    N
  600115976     SEIDLER MARC P              .00       .00       .00       .000        .250          .290    $1,050,000.00    N
  600115977     VILLA DAVID C               .00       .00       .00       .000        .250          .290      $355,000.00    N
  600115978     DUNHAM KEVIN N              .00       .00       .00       .000        .250          .290      $400,000.00    N
  600115979     LEE BOM I                   .00       .00       .00       .000        .250          .290      $645,000.00    N
  600115980     CONNOR CATHERINE            .00       .00       .00       .000        .250          .290      $300,000.00    N
  600115982     HURLEY BRIAN X              .00       .00       .00       .000        .250          .290      $533,000.00    N
  600115983     COX CHARLES C               .00       .00       .00       .000        .250          .290      $610,000.00    N
  600115984     TONE JEFFREY R              .00       .00       .00       .000        .250          .290      $710,000.00    N
  600115985     GALOWICH RONALD H           .00       .00       .00       .000        .250          .290    $2,400,000.00    N
  600115986     ZADIKOFF DAVID I            .00       .00       .00       .000        .250          .290      $430,000.00    N
  600115987     FRIEDLAND JOEL    S         .00       .00       .00       .000        .250          .290    $1,650,000.00    N
  600115988     PEDELTY LORI    K           .00       .00       .00       .000        .250          .290      $530,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115989     LENTERS ARNOLD H           2216 SEMINARY AVE          CHICAGO            IL     60614      $205,881.91
  600115990     MARREN GREGORY P           1130 TURNBERRY DR          SCHERERVILLE       IN     46375      $276,489.49
  600115991     GROSSMAN STEVEN H          2 BEDFORD COURT            LINCOLNSHIRE       IL     60069      $354,013.46
  600115992     OPLER JR EDMOND            802 BURR RIDGE CLUB        BURR RIDGE         IL     60521      $466,876.89
  600115993     MULLIGAN MICHELLE          4133 HERMITAGE AVE         CHICAGO            IL     60613      $237,264.22
  600115994     LANDAY ALAN L              1005 EAST AVENUE           OAK PARK           IL     60302      $256,442.64
  600115995     CAMPBELL GAVIN E           2156 PIERCE                CHICAGO            IL     60622      $234,717.47
  600115996     HANSEN GREGORY D           1479 S INDIANA             CHICAGO            IL     60605      $233,987.60
  600115997     DONENFELD J D              425 EUGENIE ST             CHICAGO            IL     60614      $408,957.37
  600115998     SOPER MD MICHAEL           4N540 HIDDEN OAKS RD       ST CHARLES         IL     60175      $429,600.36
  600115999     LUCAS STUART  E            2340 GENEVA TERRACE        CHICAGO            IL     60614      $406,172.07
  600116000     GEBELEIN CHRISTOPH         2652 SOUTHPORT AVE #       CHICAGO            IL     60614      $294,666.62
  600116001     SLAMAR PAUL    T           21844 VESPER COURT         DEER PARK          IL     60010      $243,098.39
  600116002     ALLEN MICHAEL              2212 MC DANIEL AVE         EVANSTON           IL     60201      $239,177.30


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115989     LENTERS ARNOLD H             7.250      .250    7.000     .0400     6.960     02/01/2024
  600115990     MARREN GREGORY P             7.250      .250    7.000     .0400     6.960     02/01/2024
  600115991     GROSSMAN STEVEN H            7.125      .250    6.875     .0400     6.835     03/01/2024
  600115992     OPLER JR EDMOND              7.125      .250    6.875     .0400     6.835     02/01/2024
  600115993     MULLIGAN MICHELLE            7.250      .250    7.000     .0400     6.960     02/01/2024
  600115994     LANDAY ALAN L                6.875      .250    6.625     .0400     6.585     02/01/2024
  600115995     CAMPBELL GAVIN E             7.150      .250    6.900     .0400     6.860     04/01/2024
  600115996     HANSEN GREGORY D             7.500      .250    7.250     .0400     7.210     05/01/2024
  600115997     DONENFELD J D                7.250      .250    7.000     .0400     6.960     03/01/2024
  600115998     SOPER MD MICHAEL             6.875      .250    6.625     .0400     6.585     02/01/2024
  600115999     LUCAS STUART  E              8.300      .250    8.050     .0400     8.010     09/01/2024
  600116000     GEBELEIN CHRISTOPH           7.250      .250    7.000     .0400     6.960     02/01/2024
  600116001     SLAMAR PAUL    T             7.250      .250    7.000     .0400     6.960     03/01/2024
  600116002     ALLEN MICHAEL                7.250      .250    7.000     .0400     6.960     02/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115989     LENTERS ARNOLD H           0399071                    $1,521.26                  02/01/1998             360
  600115990     MARREN GREGORY P           0399089                    $1,971.49                  02/01/1998             360
  600115991     GROSSMAN STEVEN H          0399105                    $2,492.76                  02/01/1998             360
  600115992     OPLER JR EDMOND            0399147                    $3,291.12                  02/01/1998             360
  600115993     MULLIGAN MICHELLE          0399170                    $1,691.80                  02/01/1998             360
  600115994     LANDAY ALAN L              0399212                    $1,773.71                  02/01/1998             360
  600115995     CAMPBELL GAVIN E           0399261                    $1,654.75                  02/01/1998             360
  600115996     HANSEN GREGORY D           0399386                    $1,828.45                  02/01/1998             360
  600115997     DONENFELD J D              0399485                    $2,912.90                  02/01/1998             360
  600115998     SOPER MD MICHAEL           0399535                    $2,979.83                  02/01/1998             360
  600115999     LUCAS STUART  E            0399543                    $3,396.54                  02/01/1998             360
  600116000     GEBELEIN CHRISTOPH         0399592                    $2,101.11                  02/01/1998             360
  600116001     SLAMAR PAUL    T           0399600                    $1,732.73                  02/01/1998             360
  600116002     ALLEN MICHAEL              0399642                    $1,705.45                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115989     LENTERS ARNOLD H            .00       .00       .00       .000        .250          .290      $445,000.00    N
  600115990     MARREN GREGORY P            .00       .00       .00       .000        .250          .290      $395,000.00    N
  600115991     GROSSMAN STEVEN H           .00       .00       .00       .000        .250          .290      $520,000.00    N
  600115992     OPLER JR EDMOND             .00       .00       .00       .000        .250          .290      $775,008.00    N
  600115993     MULLIGAN MICHELLE           .00       .00       .00       .000        .250          .290      $310,000.00    N
  600115994     LANDAY ALAN L               .00       .00       .00       .000        .250          .290      $356,000.00    N
  600115995     CAMPBELL GAVIN E            .00       .00       .00       .000        .250          .290      $410,408.00    N
  600115996     HANSEN GREGORY D            .00       .00       .00       .000        .250          .290      $330,000.00    N
  600115997     DONENFELD J D               .00       .00       .00       .000        .250          .290      $550,000.00    N
  600115998     SOPER MD MICHAEL            .00       .00       .00       .000        .250          .290      $595,000.00    N
  600115999     LUCAS STUART  E             .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116000     GEBELEIN CHRISTOPH          .00       .00       .00       .000        .250          .290      $444,000.00    N
  600116001     SLAMAR PAUL    T            .00       .00       .00       .000        .250          .290      $366,500.00    N
  600116002     ALLEN MICHAEL               .00       .00       .00       .000        .250          .290      $312,750.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116003     MANNING ROBERT  J          11232 CHESAPEAKE           WESTCHESTER        IL     60153      $260,507.03
  600116004     BAIRD STEPHEN W            1154 PINE STREET           WINNETKA           IL     60093      $437,806.87
  600116005     WAGENER JOHN T             1504 SARATOGA COURT        GREEN OAKS         IL     60048      $216,449.72
  600116006     GABRIEL KENNETH S          15217 GINGER CREEK LN      ORLAND PARK        IL     60462      $270,586.78
  600116007     SCHIMBERG A B              7241 VENTANA CANYON        TUCSON             AZ     85715      $322,538.16
  600116008     CHERTOW SHELDON            147 DEMPSTER               EVANSTON           IL     60201      $381,353.26
  600116009     EYLER JR JOHN H            75 STUYVESANT AVE          RYE                NY     10580      $862,898.00
  600116010     LOWITZ WENDY   E           2622 MAGNOLIA              CHICAGO            IL     60614      $494,241.76
  600116011     APPENZELLER TERENCE        772 HALBERT LANE           BARRINGTON         IL     60010      $285,939.01
  600116012     MALKIN STEPHEN J           440 LAKESIDE TERRAC        GLENCOE            IL     60022    $1,406,364.98
  600116013     BEASLEY LARRY   C          3500 CRANSHIRE COURT       PALATINE           IL     60067      $212,108.42
  600116014     BARRY HARRIETT             425 KIRKWOOD COVE          BURR RIDGE         IL     60521      $216,407.69
  600116015     VAN DE LOO GLEN L          2844 SUGARPINE CIR         NORTHBROOK         IL     60062      $228,166.23
  600116016     RICCIARDI MARIO            612 FOREST EDGE LN         DES PLAINES        IL     60016      $220,209.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116003     MANNING ROBERT  J            7.250      .250    7.000     .0400     6.960     03/01/2024
  600116004     BAIRD STEPHEN W              6.750      .250    6.500     .0400     6.460     03/01/2024
  600116005     WAGENER JOHN T               6.875      .250    6.625     .0400     6.585     02/01/2024
  600116006     GABRIEL KENNETH S            7.625      .250    7.375     .0400     7.335     02/01/2024
  600116007     SCHIMBERG A B                7.250      .250    7.000     .0400     6.960     01/01/2024
  600116008     CHERTOW SHELDON              6.875      .250    6.625     .0400     6.585     02/01/2024
  600116009     EYLER JR JOHN H              7.250      .250    7.000     .0400     6.960     04/01/2024
  600116010     LOWITZ WENDY   E             7.375      .250    7.125     .0400     7.085     06/01/2024
  600116011     APPENZELLER TERENCE          7.625      .250    7.375     .0400     7.335     02/01/2024
  600116012     MALKIN STEPHEN J             7.250      .250    7.000     .0400     6.960     02/01/2024
  600116013     BEASLEY LARRY   C            7.375      .250    7.125     .0400     7.085     03/01/2024
  600116014     BARRY HARRIETT               7.250      .250    7.000     .0400     6.960     02/01/2024
  600116015     VAN DE LOO GLEN L            7.375      .250    7.125     .0400     7.085     03/01/2024
  600116016     RICCIARDI MARIO              7.375      .250    7.125     .0400     7.085     03/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116003     MANNING ROBERT  J          0399667                    $1,855.52                  02/01/1998             360
  600116004     BAIRD STEPHEN W            0399675                    $2,977.07                  02/01/1998             360
  600116005     WAGENER JOHN T             0399766                    $1,490.91                  02/01/1998             360
  600116006     GABRIEL KENNETH S          0399790                    $1,995.98                  02/01/1998             360
  600116007     SCHIMBERG A B              0399840                    $2,302.35                  02/01/1998             360
  600116008     CHERTOW SHELDON            0399857                    $2,627.72                  02/01/1998             360
  600116009     EYLER JR JOHN H            0399956                    $6,139.59                  02/01/1998             360
  600116010     LOWITZ WENDY   E           0399980                    $3,550.08                  02/01/1998             360
  600116011     APPENZELLER TERENCE        0399998                    $2,109.23                  02/01/1998             360
  600116012     MALKIN STEPHEN J           0400010                    *********                  02/01/1998             360
  600116013     BEASLEY LARRY   C          0400077                    $1,528.12                  02/01/1998             360
  600116014     BARRY HARRIETT             0400085                    $1,543.09                  02/01/1998             360
  600116015     VAN DE LOO GLEN L          0400101                    $1,643.81                  02/01/1998             360
  600116016     RICCIARDI MARIO            0400168                    $1,623.09                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116003     MANNING ROBERT  J           .00       .00       .00       .000        .250          .290      $345,000.00    N
  600116004     BAIRD STEPHEN W             .00       .00       .00       .000        .250          .290      $900,000.00    N
  600116005     WAGENER JOHN T              .00       .00       .00       .000        .250          .290      $310,000.00    N
  600116006     GABRIEL KENNETH S           .00       .00       .00       .000        .250          .290      $401,000.00    N
  600116007     SCHIMBERG A B               .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116008     CHERTOW SHELDON             .00       .00       .00       .000        .250          .290    $1,355,000.00    N
  600116009     EYLER JR JOHN H             .00       .00       .00       .000        .250          .290    $2,000,000.00    N
  600116010     LOWITZ WENDY   E            .00       .00       .00       .000        .250          .290      $790,000.00    N
  600116011     APPENZELLER TERENCE         .00       .00       .00       .000        .250          .290      $570,000.00    N
  600116012     MALKIN STEPHEN J            .00       .00       .00       .000        .250          .290    $2,250,000.00    N
  600116013     BEASLEY LARRY   C           .00       .00       .00       .000        .250          .290      $295,000.00    N
  600116014     BARRY HARRIETT              .00       .00       .00       .000        .250          .290      $326,000.00    N
  600116015     VAN DE LOO GLEN L           .00       .00       .00       .000        .250          .290      $300,000.00    N
  600116016     RICCIARDI MARIO             .00       .00       .00       .000        .250          .290      $305,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116017     KAUFMAN GARY A             1839 CAVELL AVE            HIGHLAND PARK      IL     60035      $254,284.93
  600116018     SOSNOVICH GREGORY S        5 HAMILL LANE              CLARENDON HILLS    IL     60514      $369,016.06
  600116019     KOGAN NEPHTALI             230 LANDIS LANE            DEERFIELD          IL     60015      $356,404.87
  600116020     HERLEVSEN M T              1886 MAUD                  CHICAGO            IL     60614      $418,286.93
  600116021     CAHAN MERLE P              8558 FLOWER HILL DR        TUCSON             AZ     85715      $189,458.59
  600116022     GENSBURG MATTHEW T         32W480 DERBY LANE          WAYNE              IL     60184      $230,752.80
  600116023     TARKINGTON DONALD  A       2328 HARTZELL              EVANSTON           IL     60201      $269,319.65
  600116024     GOLD SETH    I             342 BROOKSIDE DRIVE        WILMETTE           IL     60091      $229,791.45
  600116025     BRANSON JEANNE  M          736 SCHUBERT AVE           CHICAGO            IL     60614      $291,651.51
  600116026     VAVRIK ROBERT  J           2091 BROOKDALE LANE        PALATINE           IL     60067      $283,486.95
  600116027     CHANA THOMAS  J            1035 SIR WILLIAM LAN       LAKE FOREST        IL     60045      $532,244.27
  600116028     POLICH EDWARD  M           4742 DOVER                 CHICAGO            IL     60640      $222,508.72
  600116029     GRABISH MICHAEL J          1501 STATE PARKWAY 7       CHICAGO            IL     60613      $252,362.16
  600116030     GELLER NORMAN  S           9263 113 WAY               SCOTTSDALE         AZ     85259      $384,446.75


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116017     KAUFMAN GARY A               7.500      .250    7.250     .0400     7.210     03/01/2024
  600116018     SOSNOVICH GREGORY S          7.500      .250    7.250     .0400     7.210     04/01/2024
  600116019     KOGAN NEPHTALI               6.875      .250    6.625     .0400     6.585     06/01/2024
  600116020     HERLEVSEN M T                7.500      .250    7.250     .0400     7.210     02/01/2024
  600116021     CAHAN MERLE P                7.500      .250    7.250     .0400     7.210     03/01/2024
  600116022     GENSBURG MATTHEW T           7.625      .250    7.375     .0400     7.335     04/01/2024
  600116023     TARKINGTON DONALD  A         7.625      .250    7.375     .0400     7.335     05/01/2024
  600116024     GOLD SETH    I               7.625      .250    7.375     .0400     7.335     04/01/2024
  600116025     BRANSON JEANNE  M            7.500      .250    7.250     .0400     7.210     06/01/2024
  600116026     VAVRIK ROBERT  J             7.750      .250    7.500     .0400     7.460     05/01/2024
  600116027     CHANA THOMAS  J              7.000      .250    6.750     .0400     6.710     06/01/2024
  600116028     POLICH EDWARD  M             7.625      .250    7.375     .0400     7.335     04/01/2024
  600116029     GRABISH MICHAEL J            7.875      .250    7.625     .0400     7.585     05/01/2024
  600116030     GELLER NORMAN  S             7.000      .250    6.750     .0400     6.710     08/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116017     KAUFMAN GARY A             0400176                    $1,852.92                  02/01/1998             360
  600116018     SOSNOVICH GREGORY S        0400226                    $2,712.96                  02/01/1998             360
  600116019     KOGAN NEPHTALI             0400275                    $2,443.78                  02/01/1998             360
  600116020     HERLEVSEN M T              0400341                    $3,062.56                  02/01/1998             360
  600116021     CAHAN MERLE P              0400374                    $1,566.25                  02/01/1998             360
  600116022     GENSBURG MATTHEW T         0612283                    $1,698.71                  02/01/1998             360
  600116023     TARKINGTON DONALD  A       0612358                    $1,990.68                  02/01/1998             360
  600116024     GOLD SETH    I             0612366                    $1,691.63                  02/01/1998             360
  600116025     BRANSON JEANNE  M          0612796                    $2,118.63                  02/01/1998             360
  600116026     VAVRIK ROBERT  J           0612838                    $2,113.42                  02/01/1998             360
  600116027     CHANA THOMAS  J            0612937                    $3,692.43                  02/01/1998             360
  600116028     POLICH EDWARD  M           0612945                    $1,645.63                  02/01/1998             360
  600116029     GRABISH MICHAEL J          0613026                    $1,899.69                  02/01/1998             360
  600116030     GELLER NORMAN  S           0613091                    $2,661.21                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116017     KAUFMAN GARY A              .00       .00       .00       .000        .250          .290      $335,000.00    N
  600116018     SOSNOVICH GREGORY S         .00       .00       .00       .000        .250          .290      $485,000.00    N
  600116019     KOGAN NEPHTALI              .00       .00       .00       .000        .250          .290      $542,000.00    N
  600116020     HERLEVSEN M T               .00       .00       .00       .000        .250          .290      $550,000.00    N
  600116021     CAHAN MERLE P               .00       .00       .00       .000        .250          .290      $280,000.00    N
  600116022     GENSBURG MATTHEW T          .00       .00       .00       .000        .250          .290      $300,000.00    N
  600116023     TARKINGTON DONALD  A        .00       .00       .00       .000        .250          .290      $375,000.00    N
  600116024     GOLD SETH    I              .00       .00       .00       .000        .250          .290      $335,000.00    N
  600116025     BRANSON JEANNE  M           .00       .00       .00       .000        .250          .290      $380,000.00    N
  600116026     VAVRIK ROBERT  J            .00       .00       .00       .000        .250          .290      $395,000.00    N
  600116027     CHANA THOMAS  J             .00       .00       .00       .000        .250          .290      $860,000.00    N
  600116028     POLICH EDWARD  M            .00       .00       .00       .000        .250          .290      $310,000.00    N
  600116029     GRABISH MICHAEL J           .00       .00       .00       .000        .250          .290      $328,000.00    N
  600116030     GELLER NORMAN  S            .00       .00       .00       .000        .250          .290      $510,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116031     TAYLOR MICHAEL A           226 STONEBRIDGE WAY        MUNDELEIN          IL     60060      $232,230.14
  600116032     HUDETZ PETER               24905 PINE CONE LN         PLAINFIELD         IL     60544      $457,272.86
  600116034     PROCTOR JR DEAN    W       414 FOREST                 WILMETTE           IL     60091      $540,088.22
  600116035     RICHTER ELIZABETH          2034 CLIFTON AVENUE        CHICAGO            IL     60614      $231,797.01
  600116036     JOHNS JENNIFER             36 VISTA REDONDA           SANTA FE           NM     87501      $292,534.05
  600116037     SERPE INGE    M            408 LINCOLN AVE            PARK RIDGE         IL     60068      $267,016.35
  600116038     LISZKA WALTER J            354 CARLYLE PLACE          ARLINGTON HEIGH    IL     60004      $211,662.64
  600116039     DHUPELIA VIRENDRA          120 PONDEROSA COURT        BARRINGTON         IL     60010      $255,556.67
  600116040     O'BRIEN LAWRENCE           2106 INVERNESS             GLENVIEW           IL     60025      $367,652.56
  600116041     PLEWA JEFFREY M            1405 ROYAL OAK LANE        GLENVIEW           IL     60025      $303,096.61
  600116042     BANKS ROBERT  L            232 RAVINE FOREST          LAKE BLUFF         IL     60044      $389,070.74
  600116043     ROCK STEVEN  A             3132 HUNTINGTON LANE       NORTHBROOK         IL     60062      $396,252.80
  600116044     CRAWFORD GARY    N         566 ROSILAND DRIVE         PALATINE           IL     60074      $246,782.54
  600116045     BROCHU RICHARD N           849 INTERLAKEN LANE        LIBERTYVILLE       IL     60048      $328,344.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116031     TAYLOR MICHAEL A             8.150      .250    7.900     .0400     7.860     07/01/2024
  600116032     HUDETZ PETER                 7.375      .250    7.125     .0400     7.085     07/01/2024
  600116034     PROCTOR JR DEAN    W         8.125      .250    7.875     .0400     7.835     06/01/2024
  600116035     RICHTER ELIZABETH            8.000      .250    7.750     .0400     7.710     06/01/2024
  600116036     JOHNS JENNIFER               9.250      .250    9.000     .0400     8.960     09/01/2024
  600116037     SERPE INGE    M              7.800      .250    7.550     .0400     7.510     08/01/2025
  600116038     LISZKA WALTER J              8.450      .250    8.200     .0400     8.160     11/01/2022
  600116039     DHUPELIA VIRENDRA            7.750      .250    7.500     .0400     7.460     07/01/2023
  600116040     O'BRIEN LAWRENCE             6.750      .250    6.500     .0400     6.460     04/01/2024
  600116041     PLEWA JEFFREY M              7.125      .250    6.875     .0400     6.835     12/01/2023
  600116042     BANKS ROBERT  L              7.125      .250    6.875     .0400     6.835     12/01/2023
  600116043     ROCK STEVEN  A               7.125      .250    6.875     .0400     6.835     11/01/2023
  600116044     CRAWFORD GARY    N           7.250      .250    7.000     .0400     6.960     12/01/2023
  600116045     BROCHU RICHARD N             7.125      .250    6.875     .0400     6.835     01/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116031     TAYLOR MICHAEL A           0613133                    $1,786.20                  02/01/1998             360
  600116032     HUDETZ PETER               0613166                    $3,280.71                  02/01/1998             360
  600116034     PROCTOR JR DEAN    W       0613406                    $4,148.71                  02/01/1998             360
  600116035     RICHTER ELIZABETH          0613539                    $1,761.04                  02/01/1998             360
  600116036     JOHNS JENNIFER             0614628                    $2,468.03                  02/01/1998             360
  600116037     SERPE INGE    M            0616714                    $1,969.57                  02/01/1998             360
  600116038     LISZKA WALTER J            0626580                    $1,722.09                  02/01/1998             360
  600116039     DHUPELIA VIRENDRA          0632158                    $1,919.99                  02/01/1998             360
  600116040     O'BRIEN LAWRENCE           0636225                    $2,497.11                  02/01/1998             360
  600116041     PLEWA JEFFREY M            0637710                    $2,170.05                  02/01/1998             360
  600116042     BANKS ROBERT  L            0639377                    $2,748.78                  02/01/1998             360
  600116043     ROCK STEVEN  A             0639435                    $2,802.67                  02/01/1998             360
  600116044     CRAWFORD GARY    N         0639633                    $1,800.95                  02/01/1998             360
  600116045     BROCHU RICHARD N           0640128                    $2,324.33                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116031     TAYLOR MICHAEL A            .00       .00       .00       .000        .250          .290      $305,000.00    N
  600116032     HUDETZ PETER                .00       .00       .00       .000        .250          .290      $675,000.00    N
  600116034     PROCTOR JR DEAN    W        .00       .00       .00       .000        .250          .290      $745,000.00    N
  600116035     RICHTER ELIZABETH           .00       .00       .00       .000        .250          .290      $391,000.00    N
  600116036     JOHNS JENNIFER              .00       .00       .00       .000        .250          .290      $746,000.00    N
  600116037     SERPE INGE    M             .00       .00       .00       .000        .250          .290      $344,000.00    N
  600116038     LISZKA WALTER J             .00       .00       .00       .000        .250          .290      $322,000.00    N
  600116039     DHUPELIA VIRENDRA           .00       .00       .00       .000        .250          .290      $338,000.00    N
  600116040     O'BRIEN LAWRENCE            .00       .00       .00       .000        .250          .290      $575,000.00    N
  600116041     PLEWA JEFFREY M             .00       .00       .00       .000        .250          .290      $430,000.00    N
  600116042     BANKS ROBERT  L             .00       .00       .00       .000        .250          .290      $800,000.00    N
  600116043     ROCK STEVEN  A              .00       .00       .00       .000        .250          .290      $570,000.00    N
  600116044     CRAWFORD GARY    N          .00       .00       .00       .000        .250          .290      $390,000.00    N
  600116045     BROCHU RICHARD N            .00       .00       .00       .000        .250          .290      $625,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116046     WOZNIAK RALPH   E          172 HALKIRK CIRCLE         INVERNESS          IL     60067      $221,463.19
  600116047     VARRONEY DANIEL A          1293 LAKEVIEW              PALATINE           IL     60067      $228,103.29
  600116048     SEEBERG JAMES              1414 AVENUE                BANNOCKBURN        IL     60015      $253,528.33
  600116049     CURCIARELLO GERRY V        175 POPLAR ROAD            LAKE FOREST        IL     60045      $452,045.62
  600116050     SULLIVAN JEREMIAH          27075 KENSINGTON CT        BARRINGTON         IL     60010      $263,095.28
  600116052     BLAIR JAMES   M            1301 LAGUNA COURT          PALATINE           IL     60067      $242,309.69
  600116053     SCHACHNER DAVID   J        5140 TAMARACK DRIVE        BARRINGTON         IL     60010      $240,667.90
  600116054     ZOUMARAS GEORGE  T         4206 DEVONSHIRE CT         NORTHBROOK         IL     60062      $254,585.44
  600116055     VEIT CHRISTOPH             408 BRIGHTON COURT         PALATINE           IL     60067      $237,093.39
  600116056     RAY ROBERT D               208 THIERRY LANE           PROSPECT HEIGHT    IL     60070      $240,608.06
  600116057     SHAW GUY                   28640 PARK DRIVE           BARRINGTON         IL     60010      $246,063.98
  600116058     STRAUSS PAUL               5525 SOUTH WOODLAWN        CHICAGO            IL     60637      $305,900.58
  600116060     SILVER ROBERT              818 WOODLEIGH AVENU        HIGHLAND PARK      IL     60035      $285,099.51
  600116061     PETERS KARL M              2326 BRYANT AVENUE         EVANSTON           IL     60201      $207,871.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116046     WOZNIAK RALPH   E            7.125      .250    6.875     .0400     6.835     01/01/2024
  600116047     VARRONEY DANIEL A            7.250      .250    7.000     .0400     6.960     04/01/2024
  600116048     SEEBERG JAMES                7.250      .250    7.000     .0400     6.960     02/01/2024
  600116049     CURCIARELLO GERRY V          7.250      .250    7.000     .0400     6.960     02/01/2024
  600116050     SULLIVAN JEREMIAH            7.250      .250    7.000     .0400     6.960     02/01/2024
  600116052     BLAIR JAMES   M              7.250      .250    7.000     .0400     6.960     03/01/2024
  600116053     SCHACHNER DAVID   J          7.500      .250    7.250     .0400     7.210     03/01/2024
  600116054     ZOUMARAS GEORGE  T           7.800      .250    7.550     .0400     7.510     02/01/2024
  600116055     VEIT CHRISTOPH               7.250      .250    7.000     .0400     6.960     05/01/2024
  600116056     RAY ROBERT D                 7.625      .250    7.375     .0400     7.335     05/01/2024
  600116057     SHAW GUY                     7.500      .250    7.250     .0400     7.210     06/01/2023
  600116058     STRAUSS PAUL                 7.350      .250    7.100     .0400     7.060     01/01/2011
  600116060     SILVER ROBERT                7.750      .250    7.500     .0400     7.460     09/01/2023
  600116061     PETERS KARL M                7.500      .250    7.250     .0400     7.210     09/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116046     WOZNIAK RALPH   E          0640318                    $1,684.30                  02/01/1998             360
  600116047     VARRONEY DANIEL A          0640656                    $1,623.58                  02/01/1998             360
  600116048     SEEBERG JAMES              0641399                    $1,807.77                  02/01/1998             360
  600116049     CURCIARELLO GERRY V        0641464                    $3,223.29                  02/01/1998             360
  600116050     SULLIVAN JEREMIAH          0642074                    $1,875.99                  02/01/1998             360
  600116052     BLAIR JAMES   M            0642157                    $1,725.91                  02/01/1998             360
  600116053     SCHACHNER DAVID   J        0642322                    $1,753.63                  02/01/1998             360
  600116054     ZOUMARAS GEORGE  T         0642355                    $1,907.66                  02/01/1998             360
  600116055     VEIT CHRISTOPH             0643007                    $1,686.34                  02/01/1998             360
  600116056     RAY ROBERT D               0643379                    $1,769.49                  02/01/1998             360
  600116057     SHAW GUY                   0671941                    $1,810.27                  02/01/1998             360
  600116058     STRAUSS PAUL               0675256                    $3,062.04                  02/01/1998             212
  600116060     SILVER ROBERT              0676965                    $2,149.24                  02/01/1998             360
  600116061     PETERS KARL M              0677187                    $1,524.29                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116046     WOZNIAK RALPH   E           .00       .00       .00       .000        .250          .290      $550,000.00    N
  600116047     VARRONEY DANIEL A           .00       .00       .00       .000        .250          .290      $305,000.00    N
  600116048     SEEBERG JAMES               .00       .00       .00       .000        .250          .290      $445,000.00    N
  600116049     CURCIARELLO GERRY V         .00       .00       .00       .000        .250          .290      $615,000.00    N
  600116050     SULLIVAN JEREMIAH           .00       .00       .00       .000        .250          .290      $423,000.00    N
  600116052     BLAIR JAMES   M             .00       .00       .00       .000        .250          .290      $370,000.00    N
  600116053     SCHACHNER DAVID   J         .00       .00       .00       .000        .250          .290      $323,000.00    N
  600116054     ZOUMARAS GEORGE  T          .00       .00       .00       .000        .250          .290      $420,000.00    N
  600116055     VEIT CHRISTOPH              .00       .00       .00       .000        .250          .290      $309,000.00    N
  600116056     RAY ROBERT D                .00       .00       .00       .000        .250          .290      $350,000.00    N
  600116057     SHAW GUY                    .00       .00       .00       .000        .250          .290      $370,000.00    N
  600116058     STRAUSS PAUL                .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116060     SILVER ROBERT               .00       .00       .00       .000        .250          .290      $540,000.00    N
  600116061     PETERS KARL M               .00       .00       .00       .000        .250          .290      $305,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116062     MCKAY EDWIN B              945 EASTWOOD RD            GLENCOE            IL     60022      $244,066.64
  600116063     GREEN DAVID C              155 HARBOR DR. #512        CHICAGO            IL     60601      $277,197.86
  600116064     KIM DAFNA                  100 HURON #3004            CHICAGO            IL     60611      $165,367.15
  600116066     SALCE PAUL                 20 LAKESIDE LANE           NORTH BARRINGTO    IL     60010      $308,086.46
  600116067     NEUKRANZ RICHARD K         6461 BOBBIE JONES LA       WOODRIDGE          IL     60517      $224,109.99
  600116068     WILLIAMS RUTH    D         1N611 INDIAN KNOLL RD      WEST CHICAGO       IL     60185      $444,431.71
  600116069     WOODS KEVIN   J            20200 ST ANDREW'S CT       OLYMPIA FIELDS     IL     60461      $215,649.56
  600116070     SALAZAR DONALD M           822 WAVELAND AVE           CHICAGO            IL     60613      $208,896.95
  600116071     FREW DOUGLAS B             3622 FREMONT ST            CHICAGO            IL     60613      $277,706.50
  600116072     COSTLEY JAMIE S            457 GROVE STREET           GLENCOE            IL     60022      $382,158.34
  600116073     OTTO RICHARD               1155 WESLEY AVENUE         EVANSTON           IL     60202      $212,575.25
  600116074     SMITH MARK R               905 GARY COURT             WHEATON            IL     60187      $284,157.41
  600116075     HODGES THOMAS H            622 OAK STREET             WINNETKA           IL     60093      $385,890.91
  600116076     GAGE GARY                  438 BLACKSTONE             LA GRANGE          IL     60525      $261,062.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116062     MCKAY EDWIN B                6.750      .250    6.500     .0400     6.460     11/01/2023
  600116063     GREEN DAVID C                7.000      .250    6.750     .0400     6.710     12/01/2023
  600116064     KIM DAFNA                    7.375      .250    7.125     .0400     7.085     03/01/2024
  600116066     SALCE PAUL                   7.000      .250    6.750     .0400     6.710     07/01/2019
  600116067     NEUKRANZ RICHARD K           7.000      .250    6.750     .0400     6.710     01/01/2024
  600116068     WILLIAMS RUTH    D           7.125      .250    6.875     .0400     6.835     04/01/2024
  600116069     WOODS KEVIN   J              7.950      .250    7.700     .0400     7.660     08/01/2023
  600116070     SALAZAR DONALD M             8.400      .250    8.150     .0400     8.110     04/01/2022
  600116071     FREW DOUGLAS B               6.875      .250    6.625     .0400     6.585     10/01/2022
  600116072     COSTLEY JAMIE S              7.000      .250    6.750     .0400     6.710     04/01/2023
  600116073     OTTO RICHARD                 7.750      .250    7.500     .0400     7.460     04/01/2023
  600116074     SMITH MARK R                 7.000      .250    6.750     .0400     6.710     07/01/2023
  600116075     HODGES THOMAS H              7.625      .250    7.375     .0400     7.335     05/01/2023
  600116076     GAGE GARY                    7.375      .250    7.125     .0400     7.085     06/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116062     MCKAY EDWIN B              0677302                    $1,667.55                  02/01/1998             360
  600116063     GREEN DAVID C              0678052                    $1,936.04                  02/01/1998             360
  600116064     KIM DAFNA                  0678813                    $1,191.38                  02/01/1998             360
  600116066     SALCE PAUL                 0694406                    $3,540.07                  02/01/1998             315
  600116067     NEUKRANZ RICHARD K         0699702                    $1,563.47                  02/01/1998             360
  600116068     WILLIAMS RUTH    D         0726190                    $3,126.06                  02/01/1998             360
  600116069     WOODS KEVIN   J            0746669                    $1,999.15                  02/01/1998             360
  600116070     SALAZAR DONALD M           0756049                    $1,706.52                  02/01/1998             360
  600116071     FREW DOUGLAS B             0761403                    $1,956.69                  02/01/1998             360
  600116072     COSTLEY JAMIE S            0782193                    $2,694.48                  02/01/1998             360
  600116073     OTTO RICHARD               0783126                    $1,611.93                  02/01/1998             360
  600116074     SMITH MARK R               0783498                    $1,996.27                  02/01/1998             360
  600116075     HODGES THOMAS H            0784025                    $2,873.65                  02/01/1998             360
  600116076     GAGE GARY                  0785006                    $1,899.36                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116062     MCKAY EDWIN B               .00       .00       .00       .000        .250          .290      $601,000.00    N
  600116063     GREEN DAVID C               .00       .00       .00       .000        .250          .290      $585,000.00    N
  600116064     KIM DAFNA                   .00       .00       .00       .000        .250          .290      $524,000.00    N
  600116066     SALCE PAUL                  .00       .00       .00       .000        .250          .290      $537,000.00    N
  600116067     NEUKRANZ RICHARD K          .00       .00       .00       .000        .250          .290      $298,000.00    N
  600116068     WILLIAMS RUTH    D          .00       .00       .00       .000        .250          .290      $580,000.00    N
  600116069     WOODS KEVIN   J             .00       .00       .00       .000        .250          .290      $377,000.00    N
  600116070     SALAZAR DONALD M            .00       .00       .00       .000        .250          .290      $280,000.00    N
  600116071     FREW DOUGLAS B              .00       .00       .00       .000        .250          .290      $385,000.00    N
  600116072     COSTLEY JAMIE S             .00       .00       .00       .000        .250          .290      $510,000.00    N
  600116073     OTTO RICHARD                .00       .00       .00       .000        .250          .290      $282,000.00    N
  600116074     SMITH MARK R                .00       .00       .00       .000        .250          .290      $392,000.00    N
  600116075     HODGES THOMAS H             .00       .00       .00       .000        .250          .290      $985,000.00    N
  600116076     GAGE GARY                   .00       .00       .00       .000        .250          .290      $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116077     RAMEY IRVING               1834 PHEASANT COURT        FLOSSMOOR          IL     60422      $207,538.88
  600116078     PALLASCH B M               737 HUTCHINSON ST.         CHICAGO            IL     60613      $493,508.38
  600116079     HINDERAKER JAMES W         936 LAKEWOOD DRIVE         BARRINGTON         IL     60010      $345,774.06
  600116080     CULVER BENSON R            460 CEDAR STREET           WINNETKA           IL     60093      $285,455.44
  600116081     FRANK CHRISTINE            1475C INDIANA              CHICAGO            IL     60605      $275,045.75
  600116082     BRENTON-KNAUER JANE        375 OAKDALE AVENUE         LAKE FOREST        IL     60045      $334,507.74
  600116083     LINDEMAN THOMAS F          46102 ROYAL AVENUE         GRAND BEACH        MI     49117      $252,480.56
  600116084     LACY WILLIAM S             2527 MARCY                 EVANSTON           IL     60201      $216,212.22
  600116086     MONTY W W                  423 4TH ST                 HINSDALE           IL     60521      $371,083.26
  600116087     RAPHAELSON JOEL            20 CEDAR STREET            CHICAGO            IL     60611      $318,653.51
  600116088     GREENSPAHN DAVID H         1964 ORCHARD               CHICAGO            IL     60614      $393,772.46
  600116089     COQUILLETTE KENNETH W      1045 HUBBARD PLACE         WINNETKA           IL     60093      $476,264.34
  600116090     SAWHNEY TIA G              9222 RIDGEWAY AVENUE       EVANSTON           IL     60203      $277,506.63
  600116091     BEHR JOHN J                914 KENILWORTH             OAK PARK           IL     60302      $304,377.65


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116077     RAMEY IRVING                 7.850      .250    7.600     .0400     7.560     07/01/2023
  600116078     PALLASCH B M                 6.875      .250    6.625     .0400     6.585     07/01/2023
  600116079     HINDERAKER JAMES W           7.200      .250    6.950     .0400     6.910     08/01/2023
  600116080     CULVER BENSON R              6.875      .250    6.625     .0400     6.585     12/01/2023
  600116081     FRANK CHRISTINE              7.375      .250    7.125     .0400     7.085     03/01/2024
  600116082     BRENTON-KNAUER JANE          7.125      .250    6.875     .0400     6.835     02/01/2024
  600116083     LINDEMAN THOMAS F            7.750      .250    7.500     .0400     7.460     03/01/2024
  600116084     LACY WILLIAM S               7.500      .250    7.250     .0400     7.210     07/01/2024
  600116086     MONTY W W                    7.600      .250    7.350     .0400     7.310     08/01/2023
  600116087     RAPHAELSON JOEL              7.650      .250    7.400     .0400     7.360     06/01/2023
  600116088     GREENSPAHN DAVID H           7.375      .250    7.125     .0400     7.085     03/01/2023
  600116089     COQUILLETTE KENNETH W        7.625      .250    7.375     .0400     7.335     07/01/2023
  600116090     SAWHNEY TIA G                7.250      .250    7.000     .0400     6.960     08/01/2023
  600116091     BEHR JOHN J                  7.750      .250    7.500     .0400     7.460     07/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116077     RAMEY IRVING               0785865                    $1,573.26                  02/01/1998             360
  600116078     PALLASCH B M               0785956                    $3,427.56                  02/01/1998             360
  600116079     HINDERAKER JAMES W         0786624                    $2,470.79                  02/01/1998             360
  600116080     CULVER BENSON R            0790790                    $1,970.79                  02/01/1998             360
  600116081     FRANK CHRISTINE            0792093                    $1,981.55                  02/01/1998             360
  600116082     BRENTON-KNAUER JANE        0793281                    $2,358.02                  02/01/1998             360
  600116083     LINDEMAN THOMAS F          0794149                    $1,884.17                  02/01/1998             360
  600116084     LACY WILLIAM S             0795724                    $2,097.65                  02/01/1998             360
  600116086     MONTY W W                  0816421                    $2,753.70                  02/01/1998             360
  600116087     RAPHAELSON JOEL            0816447                    $2,376.88                  02/01/1998             360
  600116088     GREENSPAHN DAVID H         0818153                    $2,956.29                  02/01/1998             360
  600116089     COQUILLETTE KENNETH W      0818666                    $3,538.97                  02/01/1998             360
  600116090     SAWHNEY TIA G              0819086                    $1,991.96                  02/01/1998             360
  600116091     BEHR JOHN J                0819102                    $2,286.79                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116077     RAMEY IRVING                .00       .00       .00       .000        .250          .290      $296,000.00    N
  600116078     PALLASCH B M                .00       .00       .00       .000        .250          .290      $658,000.00    N
  600116079     HINDERAKER JAMES W          .00       .00       .00       .000        .250          .290      $455,000.00    N
  600116080     CULVER BENSON R             .00       .00       .00       .000        .250          .290      $525,000.00    N
  600116081     FRANK CHRISTINE             .00       .00       .00       .000        .250          .290      $360,000.00    N
  600116082     BRENTON-KNAUER JANE         .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116083     LINDEMAN THOMAS F           .00       .00       .00       .000        .250          .290      $380,000.00    N
  600116084     LACY WILLIAM S              .00       .00       .00       .000        .250          .290      $547,000.00    N
  600116086     MONTY W W                   .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116087     RAPHAELSON JOEL             .00       .00       .00       .000        .250          .290      $750,000.00    N
  600116088     GREENSPAHN DAVID H          .00       .00       .00       .000        .250          .290      $570,000.00    N
  600116089     COQUILLETTE KENNETH W       .00       .00       .00       .000        .250          .290      $910,000.00    N
  600116090     SAWHNEY TIA G               .00       .00       .00       .000        .250          .290      $365,000.00    N
  600116091     BEHR JOHN J                 .00       .00       .00       .000        .250          .290      $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116092     HOLL THOMAS E              3125 KENMORE               CHICAGO            IL     60657      $307,053.76
  600116093     SHANLEY MARK T             214 NINTH STREET           WILMETTE           IL     60091      $361,146.64
  600116094     COLBY DONALD H             272 TRAILWOOD LANE         NORTHBROOK         IL     60062      $214,230.49
  600116095     ALPORT HOWARD J            929 SPRING LANE            LAKE FOREST        IL     60045      $619,167.42
  600116097     WEINSTEIN RONALD L         1726 SUNNYSIDE CIRC        NORTHBROOK         IL     60062      $207,063.05
  600116098     BUEHLER VAN A              24877 NICKLAUS WAY         ANTIOCH            IL     60002      $249,276.80
  600116099     HEITZINGER BRUCE C         1467 BERKLEY CT            DEERFIELD          IL     60015      $248,501.94
  600116100     DSIDA RICHARD M            552 ELM STREET             WINNETKA           IL     60093      $499,786.30
  600116101     RIESBECK CHRISTOPH         2917 CRABTREE LANE         WILMETTE           IL     60091      $265,799.73
  600116102     BABB PATRICIA              349 RIDGE RD               KENILWORTH         IL     60043      $286,063.76
  600116103     COSTA PETRONILO            2265 WHITE OAK DRIVE       NORTHBROOK         IL     60062      $294,364.62
  600116104     LEWIS ROBERT T             717 ROSEWOOD               WINNETKA           IL     60093      $346,613.94
  600116105     KUDRNA JAMES C             910 LAKEWOOD DRIVE         LAKE FOREST        IL     60045      $541,708.44
  600116106     BEATTY III JOHN T          2019 LINCOLN STREET        EVANSTON           IL     60202      $252,113.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116092     HOLL THOMAS E                7.450      .250    7.200     .0400     7.160     07/01/2010
  600116093     SHANLEY MARK T               7.375      .250    7.125     .0400     7.085     07/01/2023
  600116094     COLBY DONALD H               7.750      .250    7.500     .0400     7.460     06/01/2023
  600116095     ALPORT HOWARD J              7.750      .250    7.500     .0400     7.460     06/01/2023
  600116097     WEINSTEIN RONALD L           7.625      .250    7.375     .0400     7.335     07/01/2023
  600116098     BUEHLER VAN A                7.125      .250    6.875     .0400     6.835     11/01/2023
  600116099     HEITZINGER BRUCE C           7.625      .250    7.375     .0400     7.335     07/01/2023
  600116100     DSIDA RICHARD M              7.625      .250    7.375     .0400     7.335     07/01/2023
  600116101     RIESBECK CHRISTOPH           7.250      .250    7.000     .0400     6.960     07/01/2023
  600116102     BABB PATRICIA                7.625      .250    7.375     .0400     7.335     08/01/2023
  600116103     COSTA PETRONILO              7.250      .250    7.000     .0400     6.960     08/01/2023
  600116104     LEWIS ROBERT T               7.625      .250    7.375     .0400     7.335     08/01/2023
  600116105     KUDRNA JAMES C               7.250      .250    7.000     .0400     6.960     08/01/2023
  600116106     BEATTY III JOHN T            7.250      .250    7.000     .0400     6.960     01/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116092     HOLL THOMAS E              0819284                    $3,164.76                  02/01/1998             205
  600116093     SHANLEY MARK T             0819391                    $2,624.57                  02/01/1998             360
  600116094     COLBY DONALD H             0819854                    $1,611.93                  02/01/1998             360
  600116095     ALPORT HOWARD J            0820167                    $4,656.68                  02/01/1998             360
  600116097     WEINSTEIN RONALD L         0820340                    $1,911.05                  02/01/1998             360
  600116098     BUEHLER VAN A              0820407                    $1,763.13                  02/01/1998             360
  600116099     HEITZINGER BRUCE C         0820449                    $1,847.35                  02/01/1998             360
  600116100     DSIDA RICHARD M            0820506                    $3,857.48                  02/01/1998             360
  600116101     RIESBECK CHRISTOPH         0820514                    $1,910.10                  02/01/1998             360
  600116102     BABB PATRICIA              0820571                    $2,123.39                  02/01/1998             360
  600116103     COSTA PETRONILO            0820605                    $2,114.75                  02/01/1998             360
  600116104     LEWIS ROBERT T             0820746                    $2,572.84                  02/01/1998             360
  600116105     KUDRNA JAMES C             0820860                    $3,888.41                  02/01/1998             360
  600116106     BEATTY III JOHN T          0820878                    $1,841.88                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116092     HOLL THOMAS E               .00       .00       .00       .000        .250          .290      $460,000.00    N
  600116093     SHANLEY MARK T              .00       .00       .00       .000        .250          .290      $475,000.00    N
  600116094     COLBY DONALD H              .00       .00       .00       .000        .250          .290      $330,000.00    N
  600116095     ALPORT HOWARD J             .00       .00       .00       .000        .250          .290      $885,000.00    N
  600116097     WEINSTEIN RONALD L          .00       .00       .00       .000        .250          .290      $370,000.00    N
  600116098     BUEHLER VAN A               .00       .00       .00       .000        .250          .290      $328,000.00    N
  600116099     HEITZINGER BRUCE C          .00       .00       .00       .000        .250          .290      $330,000.00    N
  600116100     DSIDA RICHARD M             .00       .00       .00       .000        .250          .290      $685,000.00    N
  600116101     RIESBECK CHRISTOPH          .00       .00       .00       .000        .250          .290      $412,000.00    N
  600116102     BABB PATRICIA               .00       .00       .00       .000        .250          .290      $380,000.00    N
  600116103     COSTA PETRONILO             .00       .00       .00       .000        .250          .290      $425,000.00    N
  600116104     LEWIS ROBERT T              .00       .00       .00       .000        .250          .290      $750,000.00    N
  600116105     KUDRNA JAMES C              .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600116106     BEATTY III JOHN T           .00       .00       .00       .000        .250          .290      $360,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116107     FREUND CHARLES J           300 LOCUST ROAD            WINNETKA           IL     60093      $594,666.57
  600116108     BLONSKY ADAM R             1468 SUNNYSIDE             HIGHLAND PARK      IL     60035      $235,647.18
  600116109     HEISLER DAVID M            716 GREENWOOD AVE          GLENCOE            IL     60022      $294,870.68
  600116110     BURKE KEVIN J              637 GARLAND                WINNETKA           IL     60093      $412,924.51
  600116111     BURNS THOMAS S             1745 HENLEY ST.            GLENVIEW           IL     60025      $207,872.81
  600116112     MC MAHON JOHN P            106 HEWES DRIVE            NORTH BARRINGTO    IL     60010      $332,004.10
  600116113     BERGELSON BRUCE A          216 GOLF TERRACE           WILMETTE           IL     60091      $249,554.62
  600116114     KURTENBACH DOUGLAS J       1041 JACKSON AVENUE        RIVER FOREST       IL     60305      $385,773.84
  600116115     SMITH BRADLEY C            2760 WESTERN AVENUE        HIGHLAND PARK      IL     60035      $243,751.71
  600116116     MCCULLOCH KEVIN K          615 GREGORY ST.            WILMETTE           IL     60091      $214,548.01
  600116117     PORTER JUDSON L            970 SUNSET ROAD            WINNETKA           IL     60093      $329,160.97
  600116118     MAGIERA STANLEY E          1101 CAYUGA DRIVE          NORTHBROOK         IL     60062      $265,822.29
  600116119     COOK ROBERT L              1184 TOWER ROAD            WINNETKA           IL     60093      $351,679.79
  600116120     RASMUSSEN RICHARD J        1025 STARR ROAD            WINNETKA           IL     60093      $284,751.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116107     FREUND CHARLES J             7.500      .250    7.250     .0400     7.210     07/01/2023
  600116108     BLONSKY ADAM R               7.625      .250    7.375     .0400     7.335     07/01/2023
  600116109     HEISLER DAVID M              7.625      .250    7.375     .0400     7.335     07/01/2023
  600116110     BURKE KEVIN J                7.250      .250    7.000     .0400     6.960     09/01/2023
  600116111     BURNS THOMAS S               7.625      .250    7.375     .0400     7.335     08/01/2023
  600116112     MC MAHON JOHN P              7.375      .250    7.125     .0400     7.085     09/01/2023
  600116113     BERGELSON BRUCE A            7.375      .250    7.125     .0400     7.085     09/01/2023
  600116114     KURTENBACH DOUGLAS J         7.625      .250    7.375     .0400     7.335     07/01/2023
  600116115     SMITH BRADLEY C              7.625      .250    7.375     .0400     7.335     07/01/2023
  600116116     MCCULLOCH KEVIN K            7.625      .250    7.375     .0400     7.335     08/01/2023
  600116117     PORTER JUDSON L              7.625      .250    7.375     .0400     7.335     08/01/2023
  600116118     MAGIERA STANLEY E            7.500      .250    7.250     .0400     7.210     08/01/2023
  600116119     COOK ROBERT L                7.625      .250    7.375     .0400     7.335     08/01/2023
  600116120     RASMUSSEN RICHARD J          7.125      .250    6.875     .0400     6.835     08/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116107     FREUND CHARLES J           0820894                    $4,370.10                  02/01/1998             360
  600116108     BLONSKY ADAM R             0820936                    $1,755.33                  02/01/1998             360
  600116109     HEISLER DAVID M            0820969                    $2,194.17                  02/01/1998             360
  600116110     BURKE KEVIN J              0820985                    $2,960.65                  02/01/1998             360
  600116111     BURNS THOMAS S             0821025                    $1,543.00                  02/01/1998             360
  600116112     MC MAHON JOHN P            0821108                    $2,514.06                  02/01/1998             360
  600116113     BERGELSON BRUCE A          0821132                    $1,809.57                  02/01/1998             360
  600116114     KURTENBACH DOUGLAS J       0821165                    $2,866.57                  02/01/1998             360
  600116115     SMITH BRADLEY C            0821199                    $1,811.25                  02/01/1998             360
  600116116     MCCULLOCH KEVIN K          0821298                    $1,592.54                  02/01/1998             360
  600116117     PORTER JUDSON L            0821306                    $2,463.13                  02/01/1998             360
  600116118     MAGIERA STANLEY E          0821389                    $2,062.69                  02/01/1998             360
  600116119     COOK ROBERT L              0821413                    $2,611.76                  02/01/1998             360
  600116120     RASMUSSEN RICHARD J        0821488                    $2,358.02                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116107     FREUND CHARLES J            .00       .00       .00       .000        .250          .290      $930,000.00    N
  600116108     BLONSKY ADAM R              .00       .00       .00       .000        .250          .290      $335,000.00    N
  600116109     HEISLER DAVID M             .00       .00       .00       .000        .250          .290      $515,000.00    N
  600116110     BURKE KEVIN J               .00       .00       .00       .000        .250          .290      $542,500.00    N
  600116111     BURNS THOMAS S              .00       .00       .00       .000        .250          .290      $275,000.00    N
  600116112     MC MAHON JOHN P             .00       .00       .00       .000        .250          .290      $455,000.00    N
  600116113     BERGELSON BRUCE A           .00       .00       .00       .000        .250          .290      $328,000.00    N
  600116114     KURTENBACH DOUGLAS J        .00       .00       .00       .000        .250          .290      $510,000.00    N
  600116115     SMITH BRADLEY C             .00       .00       .00       .000        .250          .290      $340,000.00    N
  600116116     MCCULLOCH KEVIN K           .00       .00       .00       .000        .250          .290      $400,000.00    N
  600116117     PORTER JUDSON L             .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600116118     MAGIERA STANLEY E           .00       .00       .00       .000        .250          .290      $405,000.00    N
  600116119     COOK ROBERT L               .00       .00       .00       .000        .250          .290      $530,000.00    N
  600116120     RASMUSSEN RICHARD J         .00       .00       .00       .000        .250          .290      $530,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116121     REED PHILLIP S             1500 GORDON TERRACE        DEERFIELD          IL     60015      $238,386.55
  600116123     LLOYD DAVID H              1282 SHERIDAN RD.          LAKE FOREST        IL     60045      $469,427.35
  600116124     PETERSON E S               706 TANGLEWOOD             LAKE FOREST        IL     60045      $457,202.38
  600116125     FRANKEL DANIEL             4601 GREENWOOD             SKOKIE             IL     60076      $213,122.18
  600116126     GRABOYS KENNETH R          548 WOODLAWN               GLENCOE            IL     60022      $228,345.13
  600116127     BYRDSONG RICKY A           9449 RIDGEWAY              EVANSTON           IL     60203      $259,081.80
  600116128     WILSON FREDERICK           1538 WASHINGTON            WILMETTE           IL     60091      $216,301.79
  600116129     O'HALLORAN THOMAS V        320 OXFORD RD              KENILWORTH         IL     60043      $345,889.90
  600116130     MCNAIR JAMES A             1226 ASHLAND AVE           WILMETTE           IL     60091      $367,330.68
  600116131     MCKINLAY MARK F            2125 WASHINGTON            WILMETTE           IL     60091      $220,846.54
  600116132     JASPER PAUL T              799 ILLINOIS ROAD          LAKE FOREST        IL     60045      $359,504.73
  600116133     LEVENSTAM BARRY            848 TOWER ROAD             WINNETKA           IL     60093      $588,689.31
  600116134     FARNEY, JR. JOHN    F      3021 THAYER STREET         EVANSTON           IL     60201      $243,101.40
  600116135     MCDOWELL III HERBERT O     1134 GREENWOOD AVE         WILMETTE           IL     60091      $310,326.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116121     REED PHILLIP S               7.625      .250    7.375     .0400     7.335     08/01/2023
  600116123     LLOYD DAVID H                6.875      .250    6.625     .0400     6.585     09/01/2023
  600116124     PETERSON E S                 7.500      .250    7.250     .0400     7.210     08/01/2023
  600116125     FRANKEL DANIEL               7.250      .250    7.000     .0400     6.960     09/01/2023
  600116126     GRABOYS KENNETH R            7.250      .250    7.000     .0400     6.960     09/01/2023
  600116127     BYRDSONG RICKY A             7.250      .250    7.000     .0400     6.960     10/01/2023
  600116128     WILSON FREDERICK             7.125      .250    6.875     .0400     6.835     09/01/2023
  600116129     O'HALLORAN THOMAS V          7.250      .250    7.000     .0400     6.960     09/01/2023
  600116130     MCNAIR JAMES A               7.000      .250    6.750     .0400     6.710     10/01/2023
  600116131     MCKINLAY MARK F              7.375      .250    7.125     .0400     7.085     09/01/2023
  600116132     JASPER PAUL T                7.375      .250    7.125     .0400     7.085     11/01/2023
  600116133     LEVENSTAM BARRY              7.000      .250    6.750     .0400     6.710     12/01/2023
  600116134     FARNEY, JR. JOHN    F        7.350      .250    7.100     .0400     7.060     10/01/2023
  600116135     MCDOWELL III HERBERT O       7.000      .250    6.750     .0400     6.710     10/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116121     REED PHILLIP S             0821546                    $1,769.49                  02/01/1998             360
  600116123     LLOYD DAVID H              0821793                    $3,350.67                  02/01/1998             360
  600116124     PETERSON E S               0821827                    $3,356.24                  02/01/1998             360
  600116125     FRANKEL DANIEL             0821843                    $1,528.08                  02/01/1998             360
  600116126     GRABOYS KENNETH R          0821926                    $1,637.23                  02/01/1998             360
  600116127     BYRDSONG RICKY A           0822031                    $1,855.52                  02/01/1998             360
  600116128     WILSON FREDERICK           0822254                    $1,533.39                  02/01/1998             360
  600116129     O'HALLORAN THOMAS V        0822262                    $2,494.04                  02/01/1998             360
  600116130     MCNAIR JAMES A             0822569                    $2,572.41                  02/01/1998             360
  600116131     MCKINLAY MARK F            0822635                    $1,609.28                  02/01/1998             360
  600116132     JASPER PAUL T              0822858                    $2,624.57                  02/01/1998             360
  600116133     LEVENSTAM BARRY            0823039                    $4,111.57                  02/01/1998             360
  600116134     FARNEY, JR. JOHN    F      0823211                    $1,756.88                  02/01/1998             360
  600116135     MCDOWELL III HERBERT O     0823336                    $2,541.46                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116121     REED PHILLIP S              .00       .00       .00       .000        .250          .290      $345,000.00    N
  600116123     LLOYD DAVID H               .00       .00       .00       .000        .250          .290    $1,125,000.00    N
  600116124     PETERSON E S                .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116125     FRANKEL DANIEL              .00       .00       .00       .000        .250          .290      $283,000.00    N
  600116126     GRABOYS KENNETH R           .00       .00       .00       .000        .250          .290      $300,000.00    N
  600116127     BYRDSONG RICKY A            .00       .00       .00       .000        .250          .290      $340,000.00    N
  600116128     WILSON FREDERICK            .00       .00       .00       .000        .250          .290      $284,500.00    N
  600116129     O'HALLORAN THOMAS V         .00       .00       .00       .000        .250          .290      $457,000.00    N
  600116130     MCNAIR JAMES A              .00       .00       .00       .000        .250          .290      $770,000.00    N
  600116131     MCKINLAY MARK F             .00       .00       .00       .000        .250          .290      $310,000.00    N
  600116132     JASPER PAUL T               .00       .00       .00       .000        .250          .290      $475,000.00    N
  600116133     LEVENSTAM BARRY             .00       .00       .00       .000        .250          .290      $775,000.00    N
  600116134     FARNEY, JR. JOHN    F       .00       .00       .00       .000        .250          .290      $346,000.00    N
  600116135     MCDOWELL III HERBERT O      .00       .00       .00       .000        .250          .290      $600,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116136     DEKEL-TABAK EDDIE          706 LINDEN AVENUE          WILMETTE           IL     60091      $296,525.00
  600116137     CLEGG MILTON C             1440 STATE PARKWAY         CHICAGO            IL     60610      $268,882.22
  600116138     SMITH MARK S               704 MICHIGAN AVE           EVANSTON           IL     60202       $94,252.37
  600116139     KIRSHENBAUM MICHAEL B      1360 TRAPP LANE            WINNETKA           IL     60093      $469,325.02
  600116140     PORTER CHRISTOPH           1302 SUNVIEW               WINNETKA           IL     60093      $377,096.41
  600116141     GANN PETER H               2253 SHERMAN AVENUE        EVANSTON           IL     60201      $342,568.57
  600116142     MALZ RUDOLF E              1659 WHITE FENCE LN        GREEN OAKS         IL     60048      $210,110.94
  600116143     TAUBENECK G G              1049 GREENWOOD AVE         WILMETTE           IL     60091      $230,083.25
  600116144     ALTHOFF WILLIAM C          926 ASH ST                 WINNETKA           IL     60093      $359,004.96
  600116145     ROAN AMY L                 7131 RIVERSIDE DRIVE       NILES              IL     60714      $218,792.95
  600116146     GEWURZ HENRY               713 INGLESIDE PLACE        EVANSTON           IL     60201      $430,519.66
  600116147     DENISON RICHARD D          606 ASH STREET             WINNETKA           IL     60093      $205,426.78
  600116148     BERMAN JEFFERY S           1755 RIDGELEE RD           HIGHLAND PARK      IL     60035      $182,735.99
  600116149     VORIS STEPHEN C            1212 CHERRY ST             WINNETKA           IL     60093      $312,079.14


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116136     DEKEL-TABAK EDDIE            6.875      .250    6.625     .0400     6.585     11/01/2023
  600116137     CLEGG MILTON C               6.625      .250    6.375     .0400     6.335     11/01/2023
  600116138     SMITH MARK S                 7.000      .250    6.750     .0400     6.710     11/01/2023
  600116139     KIRSHENBAUM MICHAEL B        7.000      .250    6.750     .0400     6.710     12/01/2023
  600116140     PORTER CHRISTOPH             7.125      .250    6.875     .0400     6.835     01/01/2024
  600116141     GANN PETER H                 6.750      .250    6.500     .0400     6.460     01/01/2024
  600116142     MALZ RUDOLF E                7.125      .250    6.875     .0400     6.835     12/01/2023
  600116143     TAUBENECK G G                7.375      .250    7.125     .0400     7.085     03/01/2024
  600116144     ALTHOFF WILLIAM C            7.125      .250    6.875     .0400     6.835     02/01/2024
  600116145     ROAN AMY L                   7.250      .250    7.000     .0400     6.960     03/01/2024
  600116146     GEWURZ HENRY                 7.250      .250    7.000     .0400     6.960     02/01/2024
  600116147     DENISON RICHARD D            7.250      .250    7.000     .0400     6.960     02/01/2024
  600116148     BERMAN JEFFERY S             7.250      .250    7.000     .0400     6.960     02/01/2024
  600116149     VORIS STEPHEN C              7.250      .250    7.000     .0400     6.960     02/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116136     DEKEL-TABAK EDDIE          0823385                    $2,049.62                  02/01/1998             360
  600116137     CLEGG MILTON C             0823500                    $1,818.49                  02/01/1998             360
  600116138     SMITH MARK S               0824151                      $659.05                  02/01/1998             360
  600116139     KIRSHENBAUM MICHAEL B      0824326                    $3,295.25                  02/01/1998             360
  600116140     PORTER CHRISTOPH           0824425                    $2,661.19                  02/01/1998             360
  600116141     GANN PETER H               0824458                    $2,334.96                  02/01/1998             360
  600116142     MALZ RUDOLF E              0824490                    $1,509.13                  02/01/1998             360
  600116143     TAUBENECK G G              0824599                    $1,657.63                  02/01/1998             360
  600116144     ALTHOFF WILLIAM C          0824953                    $2,546.66                  02/01/1998             360
  600116145     ROAN AMY L                 0825141                    $1,562.19                  02/01/1998             360
  600116146     GEWURZ HENRY               0825216                    $3,069.80                  02/01/1998             360
  600116147     DENISON RICHARD D          0825265                    $1,466.68                  02/01/1998             360
  600116148     BERMAN JEFFERY S           0825299                    $1,476.92                  02/01/1998             360
  600116149     VORIS STEPHEN C            0825307                    $2,225.26                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116136     DEKEL-TABAK EDDIE           .00       .00       .00       .000        .250          .290      $395,000.00    N
  600116137     CLEGG MILTON C              .00       .00       .00       .000        .250          .290      $390,000.00    N
  600116138     SMITH MARK S                .00       .00       .00       .000        .250          .290      $445,000.00    N
  600116139     KIRSHENBAUM MICHAEL B       .00       .00       .00       .000        .250          .290      $870,000.00    N
  600116140     PORTER CHRISTOPH            .00       .00       .00       .000        .250          .290      $520,000.00    N
  600116141     GANN PETER H                .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116142     MALZ RUDOLF E               .00       .00       .00       .000        .250          .290      $281,000.00    N
  600116143     TAUBENECK G G               .00       .00       .00       .000        .250          .290      $590,000.00    N
  600116144     ALTHOFF WILLIAM C           .00       .00       .00       .000        .250          .290      $610,000.00    N
  600116145     ROAN AMY L                  .00       .00       .00       .000        .250          .290      $295,000.00    N
  600116146     GEWURZ HENRY                .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116147     DENISON RICHARD D           .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116148     BERMAN JEFFERY S            .00       .00       .00       .000        .250          .290      $350,000.00    N
  600116149     VORIS STEPHEN C             .00       .00       .00       .000        .250          .290      $485,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116150     GELLMAN AARON J            1232 WESTMOOR ROAD         WINNETKA           IL     60093      $287,299.98
  600116151     MAYER RICHARD A            555 PARK DRIVE             KENILWORTH         IL     60043      $287,907.04
  600116152     TANAKA ROBERT M            2419 INDIAN RIDGE DR       GLENVIEW           IL     60025      $335,343.57
  600116153     WALLERSTEIN MICHAEL        205 SIXTH STREET           WILMETTE           IL     60091      $228,154.68
  600116154     STANTON ROBERT  L          9514 LAWNDALE AVE          EVANSTON           IL     60203      $208,503.43
  600116155     LEMEIN GREGG   D           618 BRIER ST               KENILWORTH         IL     60043      $398,644.07
  600116156     SIMCHI-LEVI DAVID          2207 WALTERS AVENUE        NORTHBROOK         IL     60062      $206,837.46
  600116157     KINDER RONALD  L           1899 HILLTOP LN            BANNOCKBURN        IL     60015      $530,371.99
  600116158     PUTTERMAN ALLEN M          161 CHICAGO AVE E U        CHICAGO            IL     60611      $119,654.31
  600116159     PIELET BRUCE               1980 BERTRAM               HIGHLAND PK        IL     60035      $366,729.91
  600116160     PIELET ALLEN M             15 W69690TH ST             BURR RIDGE         IL     60521      $216,918.73
  600116161     DELASANDRO TONY            80 GALIC                   INVERNESS          IL     60010      $180,350.81
  600116163     COATES THOMAS              919 WOLFRAM                CHICAGO            IL     60657      $240,637.49
  600116164     KUGLER EDWARD              1650 CLOVERDALE            HIGHLAND PARK      IL     60035      $485,294.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116150     GELLMAN AARON J              7.375      .250    7.125     .0400     7.085     02/01/2024
  600116151     MAYER RICHARD A              7.375      .250    7.125     .0400     7.085     04/01/2024
  600116152     TANAKA ROBERT M              7.375      .250    7.125     .0400     7.085     02/01/2024
  600116153     WALLERSTEIN MICHAEL          7.375      .250    7.125     .0400     7.085     07/01/2024
  600116154     STANTON ROBERT  L            7.500      .250    7.250     .0400     7.210     04/01/2024
  600116155     LEMEIN GREGG   D             7.500      .250    7.250     .0400     7.210     04/01/2024
  600116156     SIMCHI-LEVI DAVID            7.750      .250    7.500     .0400     7.460     09/01/2009
  600116157     KINDER RONALD  L             9.850      .250    9.600     .0400     9.560     04/01/2025
  600116158     PUTTERMAN ALLEN M            6.750      .250    6.500     .0400     6.460     09/01/2007
  600116159     PIELET BRUCE                 7.000      .250    6.750     .0400     6.710     10/01/2013
  600116160     PIELET ALLEN M               7.500      .250    7.250     .0400     7.210     11/01/2019
  600116161     DELASANDRO TONY              7.250      .250    7.000     .0400     6.960     12/01/2009
  600116163     COATES THOMAS               10.500      .250   10.250     .0400    10.210     10/01/2019
  600116164     KUGLER EDWARD                7.100      .250    6.850     .0400     6.810     04/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116150     GELLMAN AARON J            0825372                    $2,072.03                  02/01/1998             360
  600116151     MAYER RICHARD A            0825463                    $2,072.03                  02/01/1998             360
  600116152     TANAKA ROBERT M            0825471                    $2,576.22                  02/01/1998             360
  600116153     WALLERSTEIN MICHAEL        0825927                    $1,636.91                  02/01/1998             360
  600116154     STANTON ROBERT  L          0825992                    $1,580.23                  02/01/1998             360
  600116155     LEMEIN GREGG   D           0826008                    $2,901.75                  02/01/1998             360
  600116156     SIMCHI-LEVI DAVID          0826693                    $2,259.07                  02/01/1998             180
  600116157     KINDER RONALD  L           0827733                    $4,679.15                  02/01/1998             360
  600116158     PUTTERMAN ALLEN M          0862094                    $2,082.54                  02/01/1998             240
  600116159     PIELET BRUCE               0862243                    $3,217.16                  02/01/1998             300
  600116160     PIELET ALLEN M             0862623                    $2,110.79                  02/01/1998             360
  600116161     DELASANDRO TONY            0862714                    $1,895.46                  02/01/1998             240
  600116163     COATES THOMAS              0863571                    $2,469.80                  02/01/1998             360
  600116164     KUGLER EDWARD              0866871                    $3,452.66                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116150     GELLMAN AARON J             .00       .00       .00       .000        .250          .290      $525,000.00    N
  600116151     MAYER RICHARD A             .00       .00       .00       .000        .250          .290      $395,000.00    N
  600116152     TANAKA ROBERT M             .00       .00       .00       .000        .250          .290      $490,000.00    N
  600116153     WALLERSTEIN MICHAEL         .00       .00       .00       .000        .250          .290      $400,000.00    N
  600116154     STANTON ROBERT  L           .00       .00       .00       .000        .250          .290      $325,000.00    N
  600116155     LEMEIN GREGG   D            .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116156     SIMCHI-LEVI DAVID           .00       .00       .00       .000        .250          .290      $320,000.00    N
  600116157     KINDER RONALD  L            .00       .00       .00       .000        .250          .290      $990,000.00    N
  600116158     PUTTERMAN ALLEN M           .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116159     PIELET BRUCE                .00       .00       .00       .000        .250          .290      $608,000.00    N
  600116160     PIELET ALLEN M              .00       .00       .00       .000        .250          .290      $820,000.00    N
  600116161     DELASANDRO TONY             .00       .00       .00       .000        .250          .290      $700,000.00    N
  600116163     COATES THOMAS               .00       .00       .00       .000        .250          .290      $387,000.00    N
  600116164     KUGLER EDWARD               .00       .00       .00       .000        .250          .290      $730,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116165     ABRAMSON-ROSEN LAUREN      8460 HARMS ROAD            SKOKIE             IL     60077      $207,841.30
  600116166     WACHS CHARLES L            3376 OLD MCHENRY RD        LONG GROVE         IL     60047      $240,879.35
  600116167     FEDERMAN RICHARD J         41W591 GOLDEN OAKS LN      ST CHARLES         IL     60175       $64,610.55
  600116168     WALL JACK C                1054 LINDEN AVE            WILMETTE           IL     60091      $247,037.79
  600116169     JUNGHEIM/NICAS LOUIS N     8218 MEADOWBROOK DR        INDIANAPOLIS       IN     46240      $260,547.68
  600116170     PORTER STEPHEN E           4928 DEER RIDGE DRIV       CARMEL             IN     46032      $278,207.74
  600116171     GRAND ROBERT T             730 WILLIAMS COVE D        INDIANAPOLIS       IN     46260      $334,995.39
  600116172     OLIVER RANDALL L           5601 OLD FARM RD           EVANSVILLE         IN     47712      $307,996.22
  600116173     TARASKA STANLEY P          10346 WILMINGTON DR.       EVANSVILLE         IN     47711      $285,751.85
  600116174     KENNEDY RAYMOND F          348 CRANBROOK COURT        BLOOMFIELD HILL    MI     48013      $363,978.42
  600116175     NEHR FRANK   G             3885 LAKEFRONT ST          WATERFORD TWP      MI     48054      $229,506.74
  600116176     JAAFAR ABRAHAM             37396 KINGSBURN CT         LIVONIA            MI     48154      $238,095.56
  600116177     FISHER III JOHN    W       2 WEATHERVANE LN           WILTON             CT     6897       $544,057.00
  600116178     ZAHUL GEORGE               2390 UPLONG                WEST BLOOMFIELD    MI     48324      $297,421.66


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116165     ABRAMSON-ROSEN LAUREN        7.100      .250    6.850     .0400     6.810     11/01/2023
  600116166     WACHS CHARLES L              7.500      .250    7.250     .0400     7.210     06/01/2024
  600116167     FEDERMAN RICHARD J           8.000      .250    7.750     .0400     7.710     12/01/2022
  600116168     WALL JACK C                  8.850      .250    8.600     .0400     8.560     07/01/2026
  600116169     JUNGHEIM/NICAS LOUIS N       7.875      .250    7.625     .0400     7.585     06/01/2021
  600116170     PORTER STEPHEN E             8.500      .250    8.250     .0400     8.210     08/01/2021
  600116171     GRAND ROBERT T               7.875      .250    7.625     .0400     7.585     01/01/2023
  600116172     OLIVER RANDALL L             8.000      .250    7.750     .0400     7.710     11/01/2022
  600116173     TARASKA STANLEY P            8.400      .250    8.150     .0400     8.110     04/01/2023
  600116174     KENNEDY RAYMOND F            9.125      .250    8.875     .0400     8.835     01/01/2019
  600116175     NEHR FRANK   G               7.625      .250    7.375     .0400     7.335     01/01/2019
  600116176     JAAFAR ABRAHAM               8.675      .250    8.425     .0400     8.385     01/01/2027
  600116177     FISHER III JOHN    W         8.850      .250    8.600     .0400     8.560     08/01/2026
  600116178     ZAHUL GEORGE                 9.025      .250    8.775     .0400     8.735     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116165     ABRAMSON-ROSEN LAUREN      0867358                    $1,465.03                  02/01/1998             360
  600116166     WACHS CHARLES L            0868612                    $1,748.04                  02/01/1998             360
  600116167     FEDERMAN RICHARD J         0890764                    $2,412.22                  02/01/1998             360
  600116168     WALL JACK C                0905232                    $1,984.64                  02/01/1998             360
  600116169     JUNGHEIM/NICAS LOUIS N     1193333                    $2,158.25                  02/01/1998             360
  600116170     PORTER STEPHEN E           1204528                    $2,282.50                  02/01/1998             360
  600116171     GRAND ROBERT T             1270354                    $3,783.64                  02/01/1998             360
  600116172     OLIVER RANDALL L           1284843                    $2,384.73                  02/01/1998             360
  600116173     TARASKA STANLEY P          1514918                    $2,285.52                  02/01/1998             360
  600116174     KENNEDY RAYMOND F          3120284                    $3,253.72                  02/01/1998             360
  600116175     NEHR FRANK   G             3120326                    $1,980.29                  02/01/1998             360
  600116176     JAAFAR ABRAHAM             3465317                    $1,875.25                  02/01/1998             360
  600116177     FISHER III JOHN    W       3556453                    $4,366.20                  02/01/1998             360
  600116178     ZAHUL GEORGE               3775038                    $2,419.27                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116165     ABRAMSON-ROSEN LAUREN       .00       .00       .00       .000        .250          .290      $415,000.00    N
  600116166     WACHS CHARLES L             .00       .00       .00       .000        .250          .290      $500,000.00    N
  600116167     FEDERMAN RICHARD J          .00       .00       .00       .000        .250          .290      $431,000.00    N
  600116168     WALL JACK C                 .00       .00       .00       .000        .250          .290      $410,000.00    N
  600116169     JUNGHEIM/NICAS LOUIS N      .00       .00       .00       .000        .250          .290      $370,000.00    N
  600116170     PORTER STEPHEN E            .00       .00       .00       .000        .250          .290      $376,000.00    N
  600116171     GRAND ROBERT T              .00       .00       .00       .000        .250          .290      $510,000.00    N
  600116172     OLIVER RANDALL L            .00       .00       .00       .000        .250          .290      $412,500.00    N
  600116173     TARASKA STANLEY P           .00       .00       .00       .000        .250          .290      $430,000.00    N
  600116174     KENNEDY RAYMOND F           .00       .00       .00       .000        .250          .290      $950,000.00    N
  600116175     NEHR FRANK   G              .00       .00       .00       .000        .250          .290      $350,000.00    N
  600116176     JAAFAR ABRAHAM              .00       .00       .00       .000        .250          .290      $302,000.00    N
  600116177     FISHER III JOHN    W        .00       .00       .00       .000        .250          .290      $715,000.00    N
  600116178     ZAHUL GEORGE                .00       .00       .00       .000        .250          .290      $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600116180     TAYLOR JAMES   W           425 OAK STREET             WHEATON            IL     60187      $146,326.07
  600116181     CRISTOL JOEL L             275 OTIS RD                BARRINGTON HILL    IL     60010      $435,089.17
  600116182     RIESENBERGER JOHN    R     7389 OAK SHORE DR.         PORTAGE            MI     49081      $210,583.84
  600116183     HELAS OLGA                 8935 BRONX AVENUE          SKOKIE             IL     60077      $228,838.79
  600116184     LENCZOWSKI MARK            835 DIVERSEY   8           CHICAGO            IL     60614      $225,158.21
  600116185     KUSACK, JR WILLIAM P       511 ELMORE STREET          PARK RIDGE         IL     60068      $442,589.56
  600116188     SURKAMER BLAIR R           1021 ESTATE LN             LAKE FOREST        IL     60045      $270,430.18
  600116189     TOWN WAYNE G               900 WALTER DR              NEW LENOX          IL     60451       $79,993.32
  600116190     MOYER MARC                 1290 HOLT RD               MINOOKA            IL     60447      $303,098.39
  600116191     GRAY ROBERT L              28 142 BELLEAU DR          WINFIELD           IL     60190      $423,822.30
  600116192     KICKHAM EDWARD             759 WOODALE                BIRMINGHAM         MI     48010      $202,303.08

                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600116180     TAYLOR JAMES   W             7.250      .250    7.000     .0400     6.960     03/01/2011
  600116181     CRISTOL JOEL L               7.125      .250    6.875     .0400     6.835     12/01/2018
  600116182     RIESENBERGER JOHN    R       7.875      .250    7.625     .0400     7.585     05/01/2019
  600116183     HELAS OLGA                   7.625      .250    7.375     .0400     7.335     02/01/2026
  600116184     LENCZOWSKI MARK              8.700      .250    8.450     .0400     8.410     06/01/2026
  600116185     KUSACK, JR WILLIAM P         7.800      .250    7.550     .0400     7.510     04/01/2026
  600116188     SURKAMER BLAIR R             8.000      .250    7.750     .0400     7.710     06/01/2024
  600116189     TOWN WAYNE G                 7.000      .250    6.750     .0400     6.710     03/01/2007
  600116190     MOYER MARC                   8.625      .250    8.375     .0400     8.335     05/01/2022
  600116191     GRAY ROBERT L                8.250      .250    8.000     .0400     7.960     12/01/2020
  600116192     KICKHAM EDWARD               7.900      .250    7.650     .0400     7.610     11/01/2016

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600116180     TAYLOR JAMES   W           5139456                    $2,347.84                  02/01/1998             180
  600116181     CRISTOL JOEL L             5233978                    $3,361.19                  02/01/1998             360
  600116182     RIESENBERGER JOHN    R     7320856                    $1,705.09                  02/01/1998             360
  600116183     HELAS OLGA                 8644031                    $1,650.58                  02/01/1998             360
  600116184     LENCZOWSKI MARK            8660086                    $1,785.55                  02/01/1998             360
  600116185     KUSACK, JR WILLIAM P       9181231                    $3,239.42                  02/01/1998             360
  600116188     SURKAMER BLAIR R           9472010                    $2,054.54                  02/01/1998             360
  600116189     TOWN WAYNE G               9549080                      $993.83                  02/01/1998             206
  600116190     MOYER MARC                 9555525                    $2,488.09                  02/01/1998             360
  600116191     GRAY ROBERT L              9558669                    $3,440.13                  02/01/1998             360
  600116192     KICKHAM EDWARD             9641606                    $1,726.89                  02/01/1998             360

                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600116180     TAYLOR JAMES   W            .00       .00       .00       .000        .250          .290      $450,000.00    N
  600116181     CRISTOL JOEL L              .00       .00       .00       .000        .250          .290    $1,125,000.00    N
  600116182     RIESENBERGER JOHN    R      .00       .00       .00       .000        .250          .290      $345,000.00    N
  600116183     HELAS OLGA                  .00       .00       .00       .000        .250          .290      $292,000.00    N
  600116184     LENCZOWSKI MARK             .00       .00       .00       .000        .250          .290      $285,000.00    N
  600116185     KUSACK, JR WILLIAM P        .00       .00       .00       .000        .250          .290      $600,000.00    N
  600116188     SURKAMER BLAIR R            .00       .00       .00       .000        .250          .290      $385,000.00    N
  600116189     TOWN WAYNE G                .00       .00       .00       .000        .250          .290      $275,000.00    N
  600116190     MOYER MARC                  .00       .00       .00       .000        .250          .290      $400,000.00    N
  600116191     GRAY ROBERT L               .00       .00       .00       .000        .250          .290      $570,000.00    N
  600116192     KICKHAM EDWARD              .00       .00       .00       .000        .250          .290      $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:15:55               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1419    POOL NAME:      1998-2 Group 4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------

                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------

                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY          ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE             AMOUNT              P & I
                   -----       -------         -------           ---------         -------------       -----
 ** POOL
 ** TOTAL                 389             0   134,617,180.49     221,861,666.00   145,802,195.00     1,006,503.35


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5



                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500064467     KOSOVA,ALLA                2314 PROMETHEUS COURT      HENDERSON          NV     89014      $464,120.97
  500065345     POETON,TIMOTHY J           19 FERNDALE ROAD           CHATHAM TOWNSHI    NJ     07928      $383,774.86
  500066189     CRAFT,GREG A&BARBARA J     8934 CONNEMARRO COURT      FT WAYNE           IN     46845      $349,235.20
  500066337     MORRISSEY,JOSEPH P         213 61ST STREET            BOROUGH OF AVAL    NJ     08202      $312,749.26
  500066339     CAVELLIER,ROBERT F         1048 RICHWOOD AVENUE       CINCINNATI         OH     45208      $248,714.39
  500066378     ROSEWATER,JAMES E          106 OAKLAND PLACE          LOS GATOS          CA     95030      $334,735.14
  500066395     ROOT,JONATHAN DAVID        37 WEST CLAY STREET        SAN FRANCISCO      CA     94121      $798,021.24
  500066416     CANTER,NEIL                12 TANNERY LANE NORTH      WESTON             CT     06883      $319,246.59
  500066431     GOLD,DAVID                 584 MAIN  STREET           ST. HELENA         CA     94574      $359,288.74
  500066446     LAMBO,MICHAEL J            705 TURNBRIDGE ROAD        WAYNE              PA     19087      $458,920.64
  500066447     HANCOCK,JAMES G.           3452 OUTLOOK COURT         SAN JOSE           CA     95132      $314,311.68
  500066464     CICIRELLO,BERNARD A        10857 LEGACY RIDGE WAY     WESTMINSTER        CO     80030      $447,068.99
  500066465     MOORE,GEORGE E             6 NARBROOK PARK            BOROUGH OF NARB    PA     19072      $286,823.08
  500066466     SCHMIDT,DAVID A            2201 3RD AVE  UNIT 1204    SEATTLE            WA     98121      $244,652.44


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500064467     KOSOVA,ALLA                  8.000      .250    7.750     .0500     7.700     04/01/2027
  500065345     POETON,TIMOTHY J             8.500      .150    8.350     .1000     8.250     08/01/2027
  500066189     CRAFT,GREG A&BARBARA J       7.625      .250    7.375     .0500     7.325     11/01/2027
  500066337     MORRISSEY,JOSEPH P           7.250      .150    7.100     .1000     7.000     11/01/2027
  500066339     CAVELLIER,ROBERT F           7.250      .150    7.100     .1000     7.000     10/01/2027
  500066378     ROSEWATER,JAMES E            8.250      .250    8.000     .0500     7.950     10/01/2027
  500066395     ROOT,JONATHAN DAVID          7.000      .150    6.850     .1000     6.750     11/01/2027
  500066416     CANTER,NEIL                  7.250      .150    7.100     .1000     7.000     11/01/2027
  500066431     GOLD,DAVID                   8.125      .150    7.975     .1000     7.875     11/01/2027
  500066446     LAMBO,MICHAEL J              7.875      .250    7.625     .0500     7.575     10/01/2027
  500066447     HANCOCK,JAMES G.             7.625      .250    7.375     .0500     7.325     11/01/2027
  500066464     CICIRELLO,BERNARD A          7.875      .250    7.625     .0500     7.575     11/01/2027
  500066465     MOORE,GEORGE E               7.250      .150    7.100     .1000     7.000     11/01/2027
  500066466     SCHMIDT,DAVID A              7.250      .150    7.100     .1000     7.000     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500064467     KOSOVA,ALLA                092424659                  $3,430.35        14        02/01/1998             360
  500065345     POETON,TIMOTHY J           092435175                  $2,961.85        12        02/01/1998             360
  500066189     CRAFT,GREG A&BARBARA J     110141275                  $2,477.28                  02/01/1998             360
  500066337     MORRISSEY,JOSEPH P         092454340                  $2,148.86                  02/01/1998             360
  500066339     CAVELLIER,ROBERT F         092454655                  $1,702.03                  02/01/1998             360
  500066378     ROSEWATER,JAMES E          092456393                  $2,521.25                  02/01/1998             360
  500066395     ROOT,JONATHAN DAVID        092451366                  $5,322.42                  02/01/1998             360
  500066416     CANTER,NEIL                092458046                  $2,182.96                  02/01/1998             360
  500066431     GOLD,DAVID                 092460043                  $2,672.99         3        02/01/1998             360
  500066446     LAMBO,MICHAEL J            092459611                  $3,336.77                  02/01/1998             360
  500066447     HANCOCK,JAMES G.           092459700                  $2,229.55                  02/01/1998             360
  500066464     CICIRELLO,BERNARD A        092449481                  $3,248.31                  02/01/1998             360
  500066465     MOORE,GEORGE E             092454408                  $1,961.26                  02/01/1998             360
  500066466     SCHMIDT,DAVID A            092460003                  $1,673.04         7        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500064467     KOSOVA,ALLA                 .00       .00       .00       .000        .250          .300      $550,000.00    N
  500065345     POETON,TIMOTHY J            .00       .00       .00       .000        .150          .250      $428,000.00    N
  500066189     CRAFT,GREG A&BARBARA J      .00       .00       .00       .000        .250          .300      $468,000.00    N
  500066337     MORRISSEY,JOSEPH P          .00       .00       .00       .000        .150          .250      $439,000.00    N
  500066339     CAVELLIER,ROBERT F          .00       .00       .00       .000        .150          .250      $349,500.00    N
  500066378     ROSEWATER,JAMES E           .00       .00       .00       .000        .250          .300      $419,500.00    N
  500066395     ROOT,JONATHAN DAVID         .00       .00       .00       .000        .150          .250    $1,225,000.00    N
  500066416     CANTER,NEIL                 .00       .00       .00       .000        .150          .250      $703,000.00    N
  500066431     GOLD,DAVID                  .00       .00       .00       .000        .150          .250      $400,000.00    N
  500066446     LAMBO,MICHAEL J             .00       .00       .00       .000        .250          .300      $690,000.00    N
  500066447     HANCOCK,JAMES G.            .00       .00       .00       .000        .250          .300      $410,000.00    N
  500066464     CICIRELLO,BERNARD A         .00       .00       .00       .000        .250          .300      $560,000.00    N
  500066465     MOORE,GEORGE E              .00       .00       .00       .000        .150          .250      $385,000.00    N
  500066466     SCHMIDT,DAVID A             .00       .00       .00       .000        .150          .250      $272,500.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066554     GIAMMARINARO,JAMES G       71 PENNOCK ROAD            ASHLAND            MA     01721      $285,640.29
  500066557     MARSH,WALTER J III         188 SUNRISE CIRCLE         MOORESVILLE        NC     28115      $394,179.14
  500066558     TOSCHES,SUSAN L            49 INDIAN HARBOR DRIVE UN  GREENWICH          CT     06830      $316,441.01
  500066559     BERGLUND,ALICE M           352 EDGEMERE ROAD          LYNNFIELD          MA     01940      $324,250.92
  500066560     SCHWARTZ,HOWARD M          560 ILLINGWORTH AVENUE     ENGLEWOOD          NJ     07631      $748,441.39
  500066561     STEWART,KERRI SCALA        405-407 MAIN STREET        MEDFIELD           MA     02052      $321,547.10
  500066562     KENNY,PAUL F               12 HILLTOP TERRACE         CHATHAM            NJ     07928      $335,336.15
  500066564     BROWN,BRIAN M              1009 A & B SEAL WAY        SEAL BEACH         CA     90740      $548,857.02
  500066565     KOLLINER,SIM A             45 EAST GATE DRIVE         PHOENIXVILLE       PA     19460      $359,232.83
  500066570     DEVRIES,WILLIAM F          47 GRANDVIEW AVE           NORTH CALDWELL     NJ     07006      $289,350.29
  500066580     TROWBRIDGE,JAMES W         10 WINDERMERE WAY          PRINCETON TOWNS    NJ     08540      $349,254.14
  500066581     OLIVETO,DANTE C            1339 EAST MOUNTAIN STREET  GLENDALE           CA     91207      $335,247.23
  500066583     HAMMITT,STEPHEN F          764 VIA SAN SIMON          CLAREMONT          CA     91711      $370,168.81
  500066585     LEES,BRIAN E               1061 RASHFORD DRIVE        PLACENTIA          CA     92870      $278,390.36


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066554     GIAMMARINARO,JAMES G         7.750      .150    7.600     .1000     7.500     11/01/2027
  500066557     MARSH,WALTER J III           7.875      .150    7.725     .1000     7.625     11/01/2027
  500066558     TOSCHES,SUSAN L              7.875      .150    7.725     .1000     7.625     11/01/2027
  500066559     BERGLUND,ALICE M             7.750      .150    7.600     .1000     7.500     11/01/2027
  500066560     SCHWARTZ,HOWARD M            7.875      .150    7.725     .1000     7.625     11/01/2027
  500066561     STEWART,KERRI SCALA          8.000      .150    7.850     .1000     7.750     11/01/2027
  500066562     KENNY,PAUL F                 8.125      .150    7.975     .1000     7.875     11/01/2027
  500066564     BROWN,BRIAN M                7.875      .150    7.725     .1000     7.625     11/01/2027
  500066565     KOLLINER,SIM A               7.750      .150    7.600     .1000     7.500     11/01/2027
  500066570     DEVRIES,WILLIAM F            7.500      .150    7.350     .1000     7.250     11/01/2027
  500066580     TROWBRIDGE,JAMES W           7.750      .150    7.600     .1000     7.500     11/01/2027
  500066581     OLIVETO,DANTE C              7.500      .250    7.250     .0500     7.200     11/01/2027
  500066583     HAMMITT,STEPHEN F            7.500      .150    7.350     .1000     7.250     11/01/2027
  500066585     LEES,BRIAN E                 7.625      .150    7.475     .1000     7.375     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066554     GIAMMARINARO,JAMES G       092434898                  $2,055.39         3        02/01/1998             360
  500066557     MARSH,WALTER J III         092444657                  $2,864.02         2        02/01/1998             360
  500066558     TOSCHES,SUSAN L            092452654                  $2,299.20                  02/01/1998             360
  500066559     BERGLUND,ALICE M           092453580                  $2,338.08                  02/01/1998             360
  500066560     SCHWARTZ,HOWARD M          092453766                  $5,438.02                  02/01/1998             360
  500066561     STEWART,KERRI SCALA        092454047                  $2,364.19         3        02/01/1998             360
  500066562     KENNY,PAUL F               092454048                  $2,494.79        12        02/01/1998             360
  500066564     BROWN,BRIAN M              092454595                  $3,987.88                  02/01/1998             360
  500066565     KOLLINER,SIM A             092456116                  $2,579.08                  02/01/1998             360
  500066570     DEVRIES,WILLIAM F          092457794                  $2,027.72                  02/01/1998             360
  500066580     TROWBRIDGE,JAMES W         092460708                  $2,507.44                  02/01/1998             360
  500066581     OLIVETO,DANTE C            092461049                  $2,349.36                  02/01/1998             360
  500066583     HAMMITT,STEPHEN F          092461253                  $2,594.09                  02/01/1998             360
  500066585     LEES,BRIAN E               092462083                  $1,974.74         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066554     GIAMMARINARO,JAMES G        .00       .00       .00       .000        .150          .250      $302,000.00    N
  500066557     MARSH,WALTER J III          .00       .00       .00       .000        .150          .250      $464,925.00    N
  500066558     TOSCHES,SUSAN L             .00       .00       .00       .000        .150          .250      $453,000.00    N
  500066559     BERGLUND,ALICE M            .00       .00       .00       .000        .150          .250      $407,950.00    N
  500066560     SCHWARTZ,HOWARD M           .00       .00       .00       .000        .150          .250    $1,020,000.00    N
  500066561     STEWART,KERRI SCALA         .00       .00       .00       .000        .150          .250      $358,000.00    N
  500066562     KENNY,PAUL F                .00       .00       .00       .000        .150          .250      $360,000.00    N
  500066564     BROWN,BRIAN M               .00       .00       .00       .000        .150          .250      $700,000.00    N
  500066565     KOLLINER,SIM A              .00       .00       .00       .000        .150          .250      $460,000.00    N
  500066570     DEVRIES,WILLIAM F           .00       .00       .00       .000        .150          .250      $390,000.00    N
  500066580     TROWBRIDGE,JAMES W          .00       .00       .00       .000        .150          .250      $608,000.00    N
  500066581     OLIVETO,DANTE C             .00       .00       .00       .000        .250          .300      $420,000.00    N
  500066583     HAMMITT,STEPHEN F           .00       .00       .00       .000        .150          .250      $530,000.00    N
  500066585     LEES,BRIAN E                .00       .00       .00       .000        .150          .250      $310,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066586     AZOQA,KAMAL                13 CROCKETT STREET         IRVINE             CA     92620      $263,537.20
  500066587     PENANO,HONORIO D           18563 WHITE OAK DRIVE      YORBA LINDA        CA     92886      $346,795.84
  500066591     BRUCE,DANIEL W             1225 YORKSHIRE WOODS COUR  WHEATON            IL     60187      $250,507.35
  500066592     DONNELLY,SUE E             35 MALLORCA WAY            SAN FRANCISCO      CA     94123      $320,893.19
  500066593     FROST,GEOFFREY             10538 BRADBURY ROAD        LOS ANGELES        CA     90064      $363,723.23
  500066595     WENSLEY,PAUL               17 GLOVER STREET           SAN FRANSISCO      CA     94109      $364,202.41
  500066596     BLATTEIS,RONALD S          3400 REDWOOD ROAD          NAPA               CA     94558      $399,081.27
  500066632     CARLSON,WILLIAM C          2116 PRIMROSE LANE         NAPERVILLE         IL     60565      $255,440.61
  500066633     LEONARD,ROBYN F            162 HILLSIDE AVENUE        MILL VALLEY        CA     94941      $578,529.80
  500066634     HAGE,PIERRE S              27 FARMSTEAD LANE, UNIT 1  TRUMBULL           CT     06611      $347,294.82
  500066636     LEIK,THEODORE MARK         175 CHARMIN HILL ROAD      APTOS              CA     95003      $299,542.04
  500066637     CONLEY,MAUREEN R           142 PRENDIVILLE WAY        MARLBOROUGH        MA     01752      $321,695.80
  500066652     KIM,BO Y                   19725 FALCON CREST WAY     LOS ANGELES ( N    CA     91326      $380,188.06
  500066654     REED,PETER A               46 LEXINGTON DRIVE         ACTON              MA     01720      $266,592.43


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066586     AZOQA,KAMAL                  7.750      .150    7.600     .1000     7.500     11/01/2027
  500066587     PENANO,HONORIO D             8.000      .250    7.750     .0500     7.700     11/01/2027
  500066591     BRUCE,DANIEL W               7.750      .150    7.600     .1000     7.500     11/01/2027
  500066592     DONNELLY,SUE E               7.625      .150    7.475     .1000     7.375     11/01/2027
  500066593     FROST,GEOFFREY               7.750      .250    7.500     .0500     7.450     11/01/2027
  500066595     WENSLEY,PAUL                 7.625      .150    7.475     .1000     7.375     11/01/2027
  500066596     BLATTEIS,RONALD S            7.375      .150    7.225     .1000     7.125     11/01/2027
  500066632     CARLSON,WILLIAM C            7.625      .150    7.475     .1000     7.375     11/01/2027
  500066633     LEONARD,ROBYN F              6.875      .150    6.725     .1000     6.625     11/01/2027
  500066634     HAGE,PIERRE S                8.000      .150    7.850     .1000     7.750     11/01/2027
  500066636     LEIK,THEODORE MARK           7.375      .150    7.225     .1000     7.125     12/01/2027
  500066637     CONLEY,MAUREEN R             7.250      .150    7.100     .1000     7.000     12/01/2027
  500066652     KIM,BO Y                     7.750      .250    7.500     .0500     7.450     11/01/2027
  500066654     REED,PETER A                 7.375      .150    7.225     .1000     7.125     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066586     AZOQA,KAMAL                092462091                  $1,892.04        12        02/01/1998             360
  500066587     PENANO,HONORIO D           092462477                  $2,549.83        18        02/01/1998             360
  500066591     BRUCE,DANIEL W             092463368                  $1,798.91                  02/01/1998             360
  500066592     DONNELLY,SUE E             092463486                  $2,279.10                  02/01/1998             360
  500066593     FROST,GEOFFREY             092464069                  $2,611.32                  02/01/1998             360
  500066595     WENSLEY,PAUL               092464579                  $2,583.45                  02/01/1998             360
  500066596     BLATTEIS,RONALD S          092464652                  $2,762.70                  02/01/1998             360
  500066632     CARLSON,WILLIAM C          092463323                  $1,811.95                  02/01/1998             360
  500066633     LEONARD,ROBYN F            092463484                  $3,810.19                  02/01/1998             360
  500066634     HAGE,PIERRE S              092463503                  $2,553.50                  02/01/1998             360
  500066636     LEIK,THEODORE MARK         092463745                  $2,072.03                  02/01/1998             360
  500066637     CONLEY,MAUREEN R           092463870                  $2,197.97         3        02/01/1998             360
  500066652     KIM,BO Y                   092458514                  $2,729.53                  02/01/1998             360
  500066654     REED,PETER A               092459792                  $1,844.10                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066586     AZOQA,KAMAL                 .00       .00       .00       .000        .150          .250      $278,000.00    N
  500066587     PENANO,HONORIO D            .00       .00       .00       .000        .250          .300      $409,000.00    N
  500066591     BRUCE,DANIEL W              .00       .00       .00       .000        .150          .250      $330,000.00    N
  500066592     DONNELLY,SUE E              .00       .00       .00       .000        .150          .250      $450,000.00    N
  500066593     FROST,GEOFFREY              .00       .00       .00       .000        .250          .300      $495,000.00    N
  500066595     WENSLEY,PAUL                .00       .00       .00       .000        .150          .250      $600,000.00    N
  500066596     BLATTEIS,RONALD S           .00       .00       .00       .000        .150          .250      $500,000.00    N
  500066632     CARLSON,WILLIAM C           .00       .00       .00       .000        .150          .250      $340,000.00    N
  500066633     LEONARD,ROBYN F             .00       .00       .00       .000        .150          .250      $725,000.00    N
  500066634     HAGE,PIERRE S               .00       .00       .00       .000        .150          .250      $480,000.00    N
  500066636     LEIK,THEODORE MARK          .00       .00       .00       .000        .150          .250      $535,000.00    N
  500066637     CONLEY,MAUREEN R            .00       .00       .00       .000        .150          .250      $358,000.00    N
  500066652     KIM,BO Y                    .00       .00       .00       .000        .250          .300      $476,310.00    N
  500066654     REED,PETER A                .00       .00       .00       .000        .150          .250      $356,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066655     THOMPSON,KERRY J MD        1682 JUSTIN DRIVE          GAMBRILLS          MD     21054      $295,580.83
  500066656     CHIN,WALLACE G             294 ST CHRISTOPHER DRIVE   DANVILLE           CA     94526      $284,377.25
  500066658     DOYLE,KATHLEEN B           20 ORCHARD FARMS LANE      TOWN OF AVON       CT     06001      $245,324.82
  500066659     YANG,SHIRLEY C             11120 GLENBROOK LANE       INDIAN HEAD PAR    IL     60525      $473,987.73
  500066660     WEIGAND,MICHAEL C JR       320 BENNETT PLACE          CLAREMONT          CA     91711      $271,373.13
  500066661     BOOKWALTER,JOHN W          572 SQUAW RUN ROAD EAST    PITTSBURGH         PA     15238      $578,093.93
  500066662     LINDSAY,MARK HUNTER        950 BUTTERFIELD ROAD       SAN ANSELMO        CA     94960      $483,019.23
  500066663     CHOUEIRI,EDGAR Y           417 ALEXANDER STREET       TOWNSHIP OF PRI    NJ     08540      $282,233.91
  500066675     MEGENIS,WALTER F           16 VILLAGE GREEN LANE      MONROE             CT     06468      $294,582.23
  500066677     ROOD,JOEL DAVID            5409 EAST 105TH STREET     TULSA              OK     74137      $286,102.43
  500066680     HOLMES,ROBERT KINSEY       700 HOBART STREET          MENLO PARK         CA     94025      $484,618.32
  500066681     COHENOUR,FRANKLIN C        5590 CALLE MIRAMAR         LA JOLLA           CA     92037      $256,034.77
  500066682     SCHUT,BONNIE               11359 SUNSHINE TERRACE     STUDIO CITY        CA     91604      $338,040.96
  500066684     NELSON,JAMES D             3037 NW 123RD PLACE        PORTLAND           OR     97229      $249,261.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066655     THOMPSON,KERRY J MD          7.750      .150    7.600     .1000     7.500     12/01/2027
  500066656     CHIN,WALLACE G               7.625      .150    7.475     .1000     7.375     11/01/2027
  500066658     DOYLE,KATHLEEN B             7.000      .150    6.850     .1000     6.750     11/01/2027
  500066659     YANG,SHIRLEY C               7.750      .150    7.600     .1000     7.500     11/01/2027
  500066660     WEIGAND,MICHAEL C JR         7.250      .150    7.100     .1000     7.000     12/01/2027
  500066661     BOOKWALTER,JOHN W            7.250      .150    7.100     .1000     7.000     12/01/2027
  500066662     LINDSAY,MARK HUNTER          8.000      .150    7.850     .1000     7.750     11/01/2027
  500066663     CHOUEIRI,EDGAR Y             7.250      .150    7.100     .1000     7.000     11/01/2027
  500066675     MEGENIS,WALTER F             7.750      .150    7.600     .1000     7.500     12/01/2027
  500066677     ROOD,JOEL DAVID              7.875      .250    7.625     .0500     7.575     10/01/2027
  500066680     HOLMES,ROBERT KINSEY         7.875      .250    7.625     .0500     7.575     11/01/2027
  500066681     COHENOUR,FRANKLIN C          7.250      .150    7.100     .1000     7.000     12/01/2027
  500066682     SCHUT,BONNIE                 7.500      .250    7.250     .0500     7.200     11/01/2027
  500066684     NELSON,JAMES D               7.250      .150    7.100     .1000     7.000     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066655     THOMPSON,KERRY J MD        092461544                  $2,120.58                  02/01/1998             360
  500066656     CHIN,WALLACE G             092462137                  $2,017.21                  02/01/1998             360
  500066658     DOYLE,KATHLEEN B           092463436                  $1,636.64                  02/01/1998             360
  500066659     YANG,SHIRLEY C             092463819                  $3,402.96                  02/01/1998             360
  500066660     WEIGAND,MICHAEL C JR       092464564                  $1,855.52                  02/01/1998             360
  500066661     BOOKWALTER,JOHN W          092464785                  $3,949.80                  02/01/1998             360
  500066662     LINDSAY,MARK HUNTER        092465065                  $3,551.42                  02/01/1998             360
  500066663     CHOUEIRI,EDGAR Y           092466358                  $1,929.88                  02/01/1998             360
  500066675     MEGENIS,WALTER F           092450291                  $2,113.42                  02/01/1998             360
  500066677     ROOD,JOEL DAVID            092453872                  $2,080.22        14        02/01/1998             360
  500066680     HOLMES,ROBERT KINSEY       092463109                  $3,560.09                  02/01/1998             360
  500066681     COHENOUR,FRANKLIN C        092463173                  $1,757.29                  02/01/1998             360
  500066682     SCHUT,BONNIE               092463193                  $2,368.94                  02/01/1998             360
  500066684     NELSON,JAMES D             092463431                  $1,705.44                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066655     THOMPSON,KERRY J MD         .00       .00       .00       .000        .150          .250      $468,000.00    N
  500066656     CHIN,WALLACE G              .00       .00       .00       .000        .150          .250      $380,000.00    N
  500066658     DOYLE,KATHLEEN B            .00       .00       .00       .000        .150          .250      $365,000.00    N
  500066659     YANG,SHIRLEY C              .00       .00       .00       .000        .150          .250      $600,000.00    N
  500066660     WEIGAND,MICHAEL C JR        .00       .00       .00       .000        .150          .250      $340,000.00    N
  500066661     BOOKWALTER,JOHN W           .00       .00       .00       .000        .150          .250      $975,000.00    N
  500066662     LINDSAY,MARK HUNTER         .00       .00       .00       .000        .150          .250      $605,000.00    N
  500066663     CHOUEIRI,EDGAR Y            .00       .00       .00       .000        .150          .250      $355,000.00    N
  500066675     MEGENIS,WALTER F            .00       .00       .00       .000        .150          .250      $417,500.00    N
  500066677     ROOD,JOEL DAVID             .00       .00       .00       .000        .250          .300      $302,000.00    N
  500066680     HOLMES,ROBERT KINSEY        .00       .00       .00       .000        .250          .300      $780,000.00    N
  500066681     COHENOUR,FRANKLIN C         .00       .00       .00       .000        .150          .250      $450,000.00    N
  500066682     SCHUT,BONNIE                .00       .00       .00       .000        .250          .300      $423,600.00    N
  500066684     NELSON,JAMES D              .00       .00       .00       .000        .150          .250      $430,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066685     MARS,ANDREW FOSTER         21242 SPURNEY LANE         HUNTINGTON BEAC    CA     92646      $522,854.99
  500066686     EMERTON,CHRISTOPHER F.     2033 24TH AVE. E,          SEATTLE            WA     98112      $284,327.34
  500066687     GALBRAITH,ROBERT M         478 DARLINGTON ROAD        TOWNSHIP OF MID    PA     19063      $477,953.32
  500066689     ERWIN,DAVID J              45 525 NAVAJO ROAD         INDIAN WELLS       CA     92210      $394,350.57
  500066690     GOFF,RICHARD C             1 LAKECREST COURT          BALTIMORE          MD     21286      $387,450.53
  500066692     MASICA,GREGORY M           2 TRACEY LANE              BUDD LAKE          NJ     07828      $240,304.25
  500066694     WELLER,DONALD DARWIN       218 WEST GAVIOTA           SAN CLEMENTE       CA     92672      $314,273.45
  500066699     JUNGE,LELAND               8299 CREAMERY ROAD         TOWNSHIP OF WEI    PA     19511      $347,481.85
  500066700     UBERTACCIO,DENISE          13 BOCKHOVEN LANE          HARDING TOWNSHI    NJ     07976      $299,484.63
  500066701     SALING,TIMOTHY G           10 OYSTER BAY DRIVE        BOROUGH OF RUMS    NJ     07760      $350,690.01
  500066703     ANDREOZZI,SCOTT G          68 LIBERTY RIDGE ROAD      BASKING RIDGE      NJ     07920      $285,678.90
  500066704     BAJAIO,ALBERT              755 FOREST AVENUE          LARCHMONT          NY     10538      $251,624.79
  500066707     SHLAGER,LYLE               77 WELLINGTON AVENUE       ROSS               CA     94957      $673,695.36
  500066708     OWEN,DAVID R               613 RIVER BIRCH DRIVE      YORKVILLE          IL     60560      $368,978.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066685     MARS,ANDREW FOSTER           7.625      .250    7.375     .0500     7.325     11/01/2027
  500066686     EMERTON,CHRISTOPHER F.       7.625      .250    7.375     .0500     7.325     11/01/2027
  500066687     GALBRAITH,ROBERT M           7.625      .150    7.475     .1000     7.375     11/01/2027
  500066689     ERWIN,DAVID J                7.000      .150    6.850     .1000     6.750     12/01/2027
  500066690     GOFF,RICHARD C               7.750      .150    7.600     .1000     7.500     12/01/2027
  500066692     MASICA,GREGORY M             7.000      .150    6.850     .1000     6.750     12/01/2027
  500066694     WELLER,DONALD DARWIN         7.375      .150    7.225     .1000     7.125     12/01/2027
  500066699     JUNGE,LELAND                 7.500      .150    7.350     .1000     7.250     12/01/2027
  500066700     UBERTACCIO,DENISE            7.250      .150    7.100     .1000     7.000     12/01/2027
  500066701     SALING,TIMOTHY G             7.625      .150    7.475     .1000     7.375     12/01/2027
  500066703     ANDREOZZI,SCOTT G            7.000      .150    6.850     .1000     6.750     12/01/2027
  500066704     BAJAIO,ALBERT                7.500      .150    7.350     .1000     7.250     12/01/2027
  500066707     SHLAGER,LYLE                 7.625      .150    7.475     .1000     7.375     12/01/2027
  500066708     OWEN,DAVID R                 7.875      .250    7.625     .0500     7.575     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066685     MARS,ANDREW FOSTER         092463531                  $3,708.84                  02/01/1998             360
  500066686     EMERTON,CHRISTOPHER F.     092463900                  $2,016.86         3        02/01/1998             360
  500066687     GALBRAITH,ROBERT M         092464280                  $3,390.33                  02/01/1998             360
  500066689     ERWIN,DAVID J              092464716                  $2,627.94                  02/01/1998             360
  500066690     GOFF,RICHARD C             092464741                  $2,779.68                  02/01/1998             360
  500066692     MASICA,GREGORY M           092465866                  $1,601.38                  02/01/1998             360
  500066694     WELLER,DONALD DARWIN       092467156                  $2,189.44                  02/01/1998             360
  500066699     JUNGE,LELAND               092412766                  $2,433.27                  02/01/1998             360
  500066700     UBERTACCIO,DENISE          092430147                  $2,046.53                  02/01/1998             360
  500066701     SALING,TIMOTHY G           092460155                  $2,485.77                  02/01/1998             360
  500066703     ANDREOZZI,SCOTT G          092463150                  $1,906.76        12        02/01/1998             360
  500066704     BAJAIO,ALBERT              092463490                  $1,762.02                  02/01/1998             360
  500066707     SHLAGER,LYLE               092466003                  $4,777.61                  02/01/1998             360
  500066708     OWEN,DAVID R               092467721                  $2,682.76                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066685     MARS,ANDREW FOSTER          .00       .00       .00       .000        .250          .300      $655,000.00    N
  500066686     EMERTON,CHRISTOPHER F.      .00       .00       .00       .000        .250          .300      $299,950.00    N
  500066687     GALBRAITH,ROBERT M          .00       .00       .00       .000        .150          .250      $600,000.00    N
  500066689     ERWIN,DAVID J               .00       .00       .00       .000        .150          .250      $535,000.00    N
  500066690     GOFF,RICHARD C              .00       .00       .00       .000        .150          .250      $533,000.00    N
  500066692     MASICA,GREGORY M            .00       .00       .00       .000        .150          .250      $310,700.00    N
  500066694     WELLER,DONALD DARWIN        .00       .00       .00       .000        .150          .250      $510,000.00    N
  500066699     JUNGE,LELAND                .00       .00       .00       .000        .150          .250      $435,000.00    N
  500066700     UBERTACCIO,DENISE           .00       .00       .00       .000        .150          .250      $415,000.00    N
  500066701     SALING,TIMOTHY G            .00       .00       .00       .000        .150          .250      $439,000.00    N
  500066703     ANDREOZZI,SCOTT G           .00       .00       .00       .000        .150          .250      $330,000.00    N
  500066704     BAJAIO,ALBERT               .00       .00       .00       .000        .150          .250      $419,000.00    N
  500066707     SHLAGER,LYLE                .00       .00       .00       .000        .150          .250      $925,000.00    N
  500066708     OWEN,DAVID R                .00       .00       .00       .000        .250          .300      $490,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066711     BOGLE,G MICHAEL            2312 EAST NORTHVIEW AVENU  PHOENIX            AZ     85020      $255,169.51
  500066763     WILLIAMS,RICKY & MARY      19 OAK TREE LN             LOUISVILLE         KY     40245      $261,787.01
  500066795     VISONE,RICHARD N SR        1938 GREY EAGLE STREET     HENDERSON          NV     89014      $385,639.18
  500066797     PARTRIDGE,GLENN R          3559 FIRST STREET          BOROUGH OF AVAL    NJ     08202      $309,526.79
  500066800     MOTRONI,MYRA H             44 TURKEY HILL SOUTH       WESTPORT           CT      0688      $399,404.42
  500066801     SRIVASTAVA,DIVESH          152 MOUNTAIN AVENUE        SUMMIT             NJ     07901      $295,830.47
  500066802     LEEN,VICTOR H              12930 SEABECK HIGHWAY NW   SEABECK            WA     98380      $439,376.91
  500066803     HODGES,CHRISTOPHER J       4 MICHELLE TERRACE         ROXBURY            NJ     08865      $241,602.12
  500066804     HUFFSTATER,KIRK E          1990 WOLFENSBERGER COURT   CASTLE ROCK        CO     80104      $509,213.11
  500066805     FOGAL,DAVID A              RR 1 BOX 414               DOWNS              IL     61736      $289,381.97
  500066806     TARTARONE,STUART A         15-99TH STREET UNIT H      BOROUGH OF STON    NJ     08247      $259,593.12
  500066807     GILMORE,SALLY B            155 LAKE AVENUE            GREENWICH          CT     06830      $339,518.51
  500066808     MCCROY,HUGH G JR           200 SOMERSET AVENUE        FAIRFIELD          CT     06430      $379,461.86
  500066810     KALLET,ANDREW              311 REED BLVD              MILL VALLEY        CA     94941      $412,612.26


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066711     BOGLE,G MICHAEL              7.500      .150    7.350     .1000     7.250     12/01/2027
  500066763     WILLIAMS,RICKY & MARY        8.000      .250    7.750     .0500     7.700     07/01/2017
  500066795     VISONE,RICHARD N SR          7.625      .150    7.475     .1000     7.375     12/01/2027
  500066797     PARTRIDGE,GLENN R            7.375      .150    7.225     .1000     7.125     12/01/2027
  500066800     MOTRONI,MYRA H               7.500      .150    7.350     .1000     7.250     12/01/2027
  500066801     SRIVASTAVA,DIVESH            7.750      .150    7.600     .1000     7.500     12/01/2027
  500066802     LEEN,VICTOR H                7.750      .150    7.600     .1000     7.500     12/01/2027
  500066803     HODGES,CHRISTOPHER J         7.000      .150    6.850     .1000     6.750     12/01/2027
  500066804     HUFFSTATER,KIRK E            7.625      .250    7.375     .0500     7.325     12/01/2027
  500066805     FOGAL,DAVID A                7.750      .250    7.500     .0500     7.450     11/01/2027
  500066806     TARTARONE,STUART A           7.250      .150    7.100     .1000     7.000     12/01/2027
  500066807     GILMORE,SALLY B              7.750      .150    7.600     .1000     7.500     12/01/2027
  500066808     MCCROY,HUGH G JR             7.750      .150    7.600     .1000     7.500     12/01/2027
  500066810     KALLET,ANDREW                8.000      .150    7.850     .1000     7.750     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066711     BOGLE,G MICHAEL            092468718                  $1,786.84        12        02/01/1998             360
  500066763     WILLIAMS,RICKY & MARY      8671015                    $2,216.57                  02/01/1998             240
  500066795     VISONE,RICHARD N SR        092419557                  $2,733.50                  02/01/1998             360
  500066797     PARTRIDGE,GLENN R          092455188                  $2,141.09                  02/01/1998             360
  500066800     MOTRONI,MYRA H             092459542                  $2,796.86                  02/01/1998             360
  500066801     SRIVASTAVA,DIVESH          092461031                  $2,122.37                  02/01/1998             360
  500066802     LEEN,VICTOR H              092461226                  $3,152.21                  02/01/1998             360
  500066803     HODGES,CHRISTOPHER J       092461461                  $1,610.03         3        02/01/1998             360
  500066804     HUFFSTATER,KIRK E          092462923                  $3,680.53                  02/01/1998             360
  500066805     FOGAL,DAVID A              092463032                  $2,077.60                  02/01/1998             360
  500066806     TARTARONE,STUART A         092463946                  $1,773.66                  02/01/1998             360
  500066807     GILMORE,SALLY B            092464721                  $2,435.80                  02/01/1998             360
  500066808     MCCROY,HUGH G JR           092464804                  $2,722.37                  02/01/1998             360
  500066810     KALLET,ANDREW              092465062                  $3,045.12                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066711     BOGLE,G MICHAEL             .00       .00       .00       .000        .150          .250      $269,000.00    N
  500066763     WILLIAMS,RICKY & MARY       .00       .00       .00       .000        .250          .300      $330,000.00    N
  500066795     VISONE,RICHARD N SR         .00       .00       .00       .000        .150          .250      $482,777.00    N
  500066797     PARTRIDGE,GLENN R           .00       .00       .00       .000        .150          .250      $450,000.00    N
  500066800     MOTRONI,MYRA H              .00       .00       .00       .000        .150          .250    $1,820,000.00    N
  500066801     SRIVASTAVA,DIVESH           .00       .00       .00       .000        .150          .250      $395,000.00    N
  500066802     LEEN,VICTOR H               .00       .00       .00       .000        .150          .250      $550,000.00    N
  500066803     HODGES,CHRISTOPHER J        .00       .00       .00       .000        .150          .250      $255,000.00    N
  500066804     HUFFSTATER,KIRK E           .00       .00       .00       .000        .250          .300      $650,000.00    N
  500066805     FOGAL,DAVID A               .00       .00       .00       .000        .250          .300      $515,000.00    N
  500066806     TARTARONE,STUART A          .00       .00       .00       .000        .150          .250      $325,000.00    N
  500066807     GILMORE,SALLY B             .00       .00       .00       .000        .150          .250      $425,000.00    N
  500066808     MCCROY,HUGH G JR            .00       .00       .00       .000        .150          .250      $535,000.00    N
  500066810     KALLET,ANDREW               .00       .00       .00       .000        .150          .250      $885,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066811     WESTON,KATHLEEN K          31 IOWA ROAD               WAYNE              NJ     07470      $315,480.43
  500066812     DONNER,RAYMOND R           17103 DEER CROSSING TR     FISHERVILLE        KY     40023      $303,558.56
  500066813     SMITH,MARK                 333 SOUTH WINDSOR BOULEVA  LOS ANGELES        CA     90020      $998,473.49
  500066815     GRUBER,KAREN A             57 SAINT MICHAEL           DANA POINT         CA     92629      $281,840.13
  500066816     WITHERSPOON,RALPH P        8406 CROSS LAKE DRIVE      FAIRFAX STATION    VA     22039      $360,738.42
  500066821     HENKIN,DAVID G             450 SOUTH ITHAN AVENUE     TOWNSHIP OF RAD    PA     19085      $325,464.00
  500066822     FRIEDMAN,ARTHUR J          119 RICHARDSON DRIVE       MILL VALLEY        CA     94941      $306,565.24
  500066828     PARKER,DARYL R             132 YORK ROAD              MANSFIELD          MA     02048      $395,453.17
  500066829     MUELLER,JOHN P             20 IRONSIDES STREET #3     LOS ANGELES        CA     90292      $259,622.45
  500066830     OSGOOD,JONATHAN W          229 MARLBOROUGH STREET     BOSTON             MA     02108      $649,124.82
  500066836     SCHOLOVICH,VALERIE G       1630 RIDGE HAVEN RUN       ALPHARETTA         GA     30022      $246,818.95
  500066837     WASILOV,ALEXANDER V        308 GREENLEY ROAD          NEW CANAAN         CT     06840    $1,347,780.38
  500066854     MACRI,FRANK                11 BATTLE RIDGE ROAD       PARSIPPANY         NJ     07888      $295,580.83
  500066856     AMICK,JOHN P               7949 10TH AVENUE SOUTH     ST. PETERSBURG     FL     33706      $292,075.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066811     WESTON,KATHLEEN K            7.000      .150    6.850     .1000     6.750     12/01/2027
  500066812     DONNER,RAYMOND R             7.625      .150    7.475     .1000     7.375     12/01/2027
  500066813     SMITH,MARK                   7.375      .250    7.125     .0500     7.075     12/01/2027
  500066815     GRUBER,KAREN A               7.625      .150    7.475     .1000     7.375     12/01/2027
  500066816     WITHERSPOON,RALPH P          7.750      .150    7.600     .1000     7.500     12/01/2027
  500066821     HENKIN,DAVID G               7.000      .150    6.850     .1000     6.750     12/01/2027
  500066822     FRIEDMAN,ARTHUR J            7.750      .150    7.600     .1000     7.500     12/01/2027
  500066828     PARKER,DARYL R               7.875      .150    7.725     .1000     7.625     12/01/2027
  500066829     MUELLER,JOHN P               7.625      .250    7.375     .0500     7.325     12/01/2027
  500066830     OSGOOD,JONATHAN W            8.000      .150    7.850     .1000     7.750     12/01/2027
  500066836     SCHOLOVICH,VALERIE G         7.125      .150    6.975     .1000     6.875     12/01/2027
  500066837     WASILOV,ALEXANDER V          7.000      .150    6.850     .1000     6.750     12/01/2027
  500066854     MACRI,FRANK                  7.750      .150    7.600     .1000     7.500     12/01/2027
  500066856     AMICK,JOHN P                 7.625      .150    7.475     .1000     7.375     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066811     WESTON,KATHLEEN K          092465257                  $2,102.36                  02/01/1998             360
  500066812     DONNER,RAYMOND R           092465417                  $2,151.69                  02/01/1998             360
  500066813     SMITH,MARK                 092465794                  $6,906.75                  02/01/1998             360
  500066815     GRUBER,KAREN A             092466902                  $1,997.75                  02/01/1998             360
  500066816     WITHERSPOON,RALPH P        092467193                  $2,588.04         3        02/01/1998             360
  500066821     HENKIN,DAVID G             092468886                  $2,168.89                  02/01/1998             360
  500066822     FRIEDMAN,ARTHUR J          092469489                  $2,199.39                  02/01/1998             360
  500066828     PARKER,DARYL R             092461003                  $2,871.27                  02/01/1998             360
  500066829     MUELLER,JOHN P             092462869                  $1,840.26                  02/01/1998             360
  500066830     OSGOOD,JONATHAN W          092463334                  $4,769.47                  02/01/1998             360
  500066836     SCHOLOVICH,VALERIE G       092468373                  $1,665.77         2        02/01/1998             360
  500066837     WASILOV,ALEXANDER V        092470608                  $8,981.58                  02/01/1998             360
  500066854     MACRI,FRANK                092438104                  $2,120.58                  02/01/1998             360
  500066856     AMICK,JOHN P               092457859                  $2,070.30         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066811     WESTON,KATHLEEN K           .00       .00       .00       .000        .150          .250      $395,000.00    N
  500066812     DONNER,RAYMOND R            .00       .00       .00       .000        .150          .250      $380,000.00    N
  500066813     SMITH,MARK                  .00       .00       .00       .000        .250          .300    $1,685,000.00    N
  500066815     GRUBER,KAREN A              .00       .00       .00       .000        .150          .250      $375,000.00    N
  500066816     WITHERSPOON,RALPH P         .00       .00       .00       .000        .150          .250      $431,000.00    N
  500066821     HENKIN,DAVID G              .00       .00       .00       .000        .150          .250      $407,500.00    N
  500066822     FRIEDMAN,ARTHUR J           .00       .00       .00       .000        .150          .250      $385,000.00    N
  500066828     PARKER,DARYL R              .00       .00       .00       .000        .150          .250      $528,000.00    N
  500066829     MUELLER,JOHN P              .00       .00       .00       .000        .250          .300      $325,000.00    N
  500066830     OSGOOD,JONATHAN W           .00       .00       .00       .000        .150          .250    $1,500,000.00    N
  500066836     SCHOLOVICH,VALERIE G        .00       .00       .00       .000        .150          .250      $337,250.00    N
  500066837     WASILOV,ALEXANDER V         .00       .00       .00       .000        .150          .250    $1,800,000.00    N
  500066854     MACRI,FRANK                 .00       .00       .00       .000        .150          .250      $390,761.00    N
  500066856     AMICK,JOHN P                .00       .00       .00       .000        .150          .250      $325,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066860     IVALDI,HAZEL               720 HOLLY COURT            NORWOOD BOROUGH    NJ     07648      $271,633.77
  500066864     LAURIAT,SANDRA M           4220 STANFORD AVENUE       UNIVERSITY PARK    TX     75225      $347,468.77
  500066865     SAX,BENJAMIN S             8 SOUTH DRIVE              TOWN OF MAMARON    NY     10153      $648,931.29
  500066867     MALES,STEVEN D             32 WINDMILL ROAD           NEW FAIRFIELD      CT     06812      $264,833.80
  500066868     RAMAN,MAHADEV              35 DEBRA DRIVE             SOUTH BRUNSWICK    NJ     08810      $242,970.66
  500066872     KNICKERBOCKER,JASON A      1336 GLENWOOD AVENUE       SAN JOSE           CA     95125      $379,461.86
  500066874     HEMPHILL,BEVERLY E         37 BRISTLECONE             IRVINE             CA     92620      $314,530.98
  500066875     GNIEWEK,BARBARA P          104 INTERVALE ROAD         MOUNTAIN LAKES     NJ     07046      $336,510.61
  500066877     SAKURAI,JENNIFER L         1479 ASCENSION DRIVE       SAN MATEO          CA     94402      $255,595.74
  500066878     THEER,ROBERT R JR          2132 KENTON LANE           GREEN OAKS         IL     60048      $312,643.77
  500066880     STEELE,JAMES A             4188 VICASA DRIVE          CALABASAS          CA     91302      $698,983.50
  500066882     REHORN,HAROLD A JR         3573 COUCHVILLE PIKE       HERMITAGE          TN     37076      $259,612.87
  500066883     EGGLETON,PAUL              22954 DARIEN STREET        WOODLAND HILLS     CA     91364      $315,316.40
  500066884     BRUSH,DENNIS W             98 LAUREL GROVE AVENUE     ROSS               CA     94957    $1,098,518.92


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066860     IVALDI,HAZEL                 8.000      .150    7.850     .1000     7.750     12/01/2027
  500066864     LAURIAT,SANDRA M             7.375      .150    7.225     .1000     7.125     12/01/2027
  500066865     SAX,BENJAMIN S               7.000      .150    6.850     .1000     6.750     12/01/2027
  500066867     MALES,STEVEN D               7.875      .150    7.725     .1000     7.625     12/01/2027
  500066868     RAMAN,MAHADEV                7.500      .150    7.350     .1000     7.250     12/01/2027
  500066872     KNICKERBOCKER,JASON A        7.750      .250    7.500     .0500     7.450     12/01/2027
  500066874     HEMPHILL,BEVERLY E           7.500      .150    7.350     .1000     7.250     12/01/2027
  500066875     GNIEWEK,BARBARA P            7.625      .150    7.475     .1000     7.375     12/01/2027
  500066877     SAKURAI,JENNIFER L           7.250      .150    7.100     .1000     7.000     12/01/2027
  500066878     THEER,ROBERT R JR            7.625      .150    7.475     .1000     7.375     12/01/2027
  500066880     STEELE,JAMES A               7.625      .150    7.475     .1000     7.375     12/01/2027
  500066882     REHORN,HAROLD A JR           7.500      .150    7.350     .1000     7.250     12/01/2027
  500066883     EGGLETON,PAUL                7.375      .150    7.225     .1000     7.125     12/01/2027
  500066884     BRUSH,DENNIS W               8.000      .150    7.850     .1000     7.750     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066860     IVALDI,HAZEL               092461456                  $1,995.84                  02/01/1998             360
  500066864     LAURIAT,SANDRA M           092464299                  $2,403.55                  02/01/1998             360
  500066865     SAX,BENJAMIN S             092464461                  $4,324.47                  02/01/1998             360
  500066867     MALES,STEVEN D             092464479                  $1,922.88         2        02/01/1998             360
  500066868     RAMAN,MAHADEV              092464742                  $1,713.08        12        02/01/1998             360
  500066872     KNICKERBOCKER,JASON A      092466108                  $2,722.37                  02/01/1998             360
  500066874     HEMPHILL,BEVERLY E         092467374                  $2,202.53        33        02/01/1998             360
  500066875     GNIEWEK,BARBARA P          092467446                  $2,385.27                  02/01/1998             360
  500066877     SAKURAI,JENNIFER L         092468154                  $1,746.37                  02/01/1998             360
  500066878     THEER,ROBERT R JR          092468208                  $2,217.52                  02/01/1998             360
  500066880     STEELE,JAMES A             092468504                  $4,954.56                  02/01/1998             360
  500066882     REHORN,HAROLD A JR         092469109                  $1,817.96         2        02/01/1998             360
  500066883     EGGLETON,PAUL              092469144                  $2,182.53                  02/01/1998             360
  500066884     BRUSH,DENNIS W             092469484                  $8,071.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066860     IVALDI,HAZEL                .00       .00       .00       .000        .150          .250      $350,000.00    N
  500066864     LAURIAT,SANDRA M            .00       .00       .00       .000        .150          .250      $435,000.00    N
  500066865     SAX,BENJAMIN S              .00       .00       .00       .000        .150          .250      $850,000.00    N
  500066867     MALES,STEVEN D              .00       .00       .00       .000        .150          .250      $312,000.00    N
  500066868     RAMAN,MAHADEV               .00       .00       .00       .000        .150          .250      $276,000.00    N
  500066872     KNICKERBOCKER,JASON A       .00       .00       .00       .000        .250          .300      $615,000.00    N
  500066874     HEMPHILL,BEVERLY E          .00       .00       .00       .000        .150          .250      $353,000.00    N
  500066875     GNIEWEK,BARBARA P           .00       .00       .00       .000        .150          .250      $422,000.00    N
  500066877     SAKURAI,JENNIFER L          .00       .00       .00       .000        .150          .250      $470,000.00    N
  500066878     THEER,ROBERT R JR           .00       .00       .00       .000        .150          .250      $400,000.00    N
  500066880     STEELE,JAMES A              .00       .00       .00       .000        .150          .250    $1,200,000.00    N
  500066882     REHORN,HAROLD A JR          .00       .00       .00       .000        .150          .250      $285,000.00    N
  500066883     EGGLETON,PAUL               .00       .00       .00       .000        .150          .250      $400,000.00    N
  500066884     BRUSH,DENNIS W              .00       .00       .00       .000        .150          .250    $1,525,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066886     BRLETIC,THOMAS J           1880 BRENTWOOD DRIVE       HENDERSON          NV     89014      $366,827.22
  500066887     DELONG,WILLIAM G JR        4321 CENTRAL AVENUE        OCEAN CITY         NJ     08226      $573,101.75
  500066888     DELONG,WILLIAM G JR        344 KINGS HIGHWAY EAST     HADDONFIELD BOR    NJ     08033      $367,409.69
  500066898     POLOKOFF,ERIC M            82 HAMPTON COURT           SOUTHBURY          CT     06488      $299,530.53
  500066899     DUNN,ARTHUR J              LOT 4A PUSH CART LANE      HANOVER            MA     02339      $256,965.57
  500066900     BOYLE,JOAN F               14 TWIN LAKES DRIVE        COLTS NECK         NJ     07722      $339,542.22
  500066901     HAVILAND,MAX A             31 TEAPOT HILL RD.         WILTON             CT     06897      $384,721.34
  500066902     KARMAN,LAWRENCE C          2411 32ND STREET           LOS ANGELES(SAN    CA     90405      $478,867.88
  500066904     PARK,HYUN KYO              2105 YORKSHIRE WAY         MOUNTAIN VIEW      CA     94040      $646,061.57
  500066905     PALLO,PAUL J               24 WALNUT STREET WEST      MAHWAH             NJ     07430      $365,468.51
  500066907     SNEAD,STEVEN O             18450 EAST 111TH STREET    BROKEN ARROW       OK     74011      $499,157.34
  500066908     KALLISON,STEVE G           628 GREENWICH LANE         FOSTER CITY        CA     94404      $346,520.83
  500066910     TIMBERLAKE,ANNE M.         251 WINDING WAY            SAN CARLOS         CA     94070      $299,575.15
  500066911     HARRIS,JERRY G             484 ISLAND WAY             CLEARWATER         FL     33767      $327,774.27


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066886     BRLETIC,THOMAS J             7.625      .150    7.475     .1000     7.375     12/01/2027
  500066887     DELONG,WILLIAM G JR          7.250      .150    7.100     .1000     7.000     12/01/2027
  500066888     DELONG,WILLIAM G JR          7.125      .150    6.975     .1000     6.875     12/01/2027
  500066898     POLOKOFF,ERIC M              7.250      .150    7.100     .1000     7.000     12/01/2027
  500066899     DUNN,ARTHUR J                7.750      .250    7.500     .0500     7.450     12/01/2027
  500066900     BOYLE,JOAN F                 8.000      .150    7.850     .1000     7.750     12/01/2027
  500066901     HAVILAND,MAX A               7.625      .150    7.475     .1000     7.375     01/01/2028
  500066902     KARMAN,LAWRENCE C            7.375      .250    7.125     .0500     7.075     12/01/2027
  500066904     PARK,HYUN KYO                7.500      .250    7.250     .0500     7.200     12/01/2027
  500066905     PALLO,PAUL J                 7.625      .150    7.475     .1000     7.375     12/01/2027
  500066907     SNEAD,STEVEN O               7.500      .150    7.350     .1000     7.250     12/01/2027
  500066908     KALLISON,STEVE G             7.875      .250    7.625     .0500     7.575     12/01/2027
  500066910     TIMBERLAKE,ANNE M.           7.750      .250    7.500     .0500     7.450     12/01/2027
  500066911     HARRIS,JERRY G               7.875      .150    7.725     .1000     7.625     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066886     BRLETIC,THOMAS J           092469714                  $2,618.84                  02/01/1998             360
  500066887     DELONG,WILLIAM G JR        092470617                  $3,915.69                  02/01/1998             360
  500066888     DELONG,WILLIAM G JR        092470619                  $2,479.28                  02/01/1998             360
  500066898     POLOKOFF,ERIC M            092426232                  $2,046.53                  02/01/1998             360
  500066899     DUNN,ARTHUR J              092444556                  $1,843.55                  02/01/1998             360
  500066900     BOYLE,JOAN F               092446903                  $2,494.80                  02/01/1998             360
  500066901     HAVILAND,MAX A             092457017                  $2,725.01                  02/01/1998             360
  500066902     KARMAN,LAWRENCE C          092457996                  $3,312.48                  02/01/1998             360
  500066904     PARK,HYUN KYO              092460571                  $4,544.89                  02/01/1998             360
  500066905     PALLO,PAUL J               092462554                  $2,590.53                  02/01/1998             360
  500066907     SNEAD,STEVEN O             092463417                  $3,496.07                  02/01/1998             360
  500066908     KALLISON,STEVE G           092463643                  $2,515.99                  02/01/1998             360
  500066910     TIMBERLAKE,ANNE M.         092465088                  $2,149.24                  02/01/1998             360
  500066911     HARRIS,JERRY G             092466687                  $2,378.23                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066886     BRLETIC,THOMAS J            .00       .00       .00       .000        .150          .250      $472,000.00    N
  500066887     DELONG,WILLIAM G JR         .00       .00       .00       .000        .150          .250      $850,000.00    N
  500066888     DELONG,WILLIAM G JR         .00       .00       .00       .000        .150          .250      $900,000.00    N
  500066898     POLOKOFF,ERIC M             .00       .00       .00       .000        .150          .250      $379,500.00    N
  500066899     DUNN,ARTHUR J               .00       .00       .00       .000        .250          .300      $321,663.00    N
  500066900     BOYLE,JOAN F                .00       .00       .00       .000        .150          .250      $540,000.00    N
  500066901     HAVILAND,MAX A              .00       .00       .00       .000        .150          .250      $485,000.00    N
  500066902     KARMAN,LAWRENCE C           .00       .00       .00       .000        .250          .300      $599,500.00    N
  500066904     PARK,HYUN KYO               .00       .00       .00       .000        .250          .300      $840,000.00    N
  500066905     PALLO,PAUL J                .00       .00       .00       .000        .150          .250      $460,000.00    N
  500066907     SNEAD,STEVEN O              .00       .00       .00       .000        .150          .250      $775,000.00    N
  500066908     KALLISON,STEVE G            .00       .00       .00       .000        .250          .300      $600,000.00    N
  500066910     TIMBERLAKE,ANNE M.          .00       .00       .00       .000        .250          .300      $457,000.00    N
  500066911     HARRIS,JERRY G              .00       .00       .00       .000        .150          .250      $410,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066912     LAUTERBACH,MARK S          11701 PUTTER WAY           LOS ALTOS          CA     94024      $399,404.42
  500066913     ORR,JOHN A                 23735 PARK BELMONTE        CALABASAS          CA     91302      $495,297.60
  500066914     LABAK,ALEXANDER            10531 ISADORA LANE         LOS ANGELES        CA     90077      $569,085.65
  500066915     RENAULT,MICHEL M           12400 LANDALE STREET       LOS ANGELES (ST    CA     91604      $282,599.23
  500066918     NORMAN,PETER               56 PALMER STREET           ARLINGTON          MA     02174      $254,411.05
  500066920     MCCORKINDALE,DOROTHY S     22 CURREY AVENUE           SAUSALITO          CA     94965      $793,816.29
  500066921     FUGLEVAND,MARK R           2224 237TH PL SE           BOTHELL            WA     98011      $285,534.76
  500066922     ROSENWASSER,RONALD N       99 PICKWICK RD             TOWN OF NEWTON     MA     02165      $549,221.12
  500066929     HUA,QUYEN DAN              43011 SABERCAT PLACE       FREMONT            CA     94539      $599,150.33
  500066932     GENTILE,PATRICK J          14 RED ROSE CIRCLE         DARIEN             CT     06820      $299,530.53
  500066936     KEATE,CHRISTOPHER R        2316 BOHANNON DRIVE        SANTA CLARA        CA     95050      $277,097.03
  500066937     DIRKSEN,ERIC L             8263 BELLA VISTA DRIVE     ALTA LOMA          CA     91701      $241,370.66
  500066939     HAUSERMAN,LARRY J          10040 E. HAPPY VALLEY ROA  SCOTTSDALE         AZ     85255      $631,519.10
  500066954     JOHNSON,RICHARD K          1318 SOUTH 96TH STREET     LOUISVILLE         CO     80027      $524,906.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066912     LAUTERBACH,MARK S            7.500      .150    7.350     .1000     7.250     12/01/2027
  500066913     ORR,JOHN A                   7.750      .250    7.500     .0500     7.450     12/01/2027
  500066914     LABAK,ALEXANDER              7.125      .150    6.975     .1000     6.875     12/01/2027
  500066915     RENAULT,MICHEL M             7.750      .250    7.500     .0500     7.450     12/01/2027
  500066918     NORMAN,PETER                 7.375      .150    7.225     .1000     7.125     12/01/2027
  500066920     MCCORKINDALE,DOROTHY S       7.500      .250    7.250     .0500     7.200     12/01/2027
  500066921     FUGLEVAND,MARK R             7.625      .150    7.475     .1000     7.375     12/01/2027
  500066922     ROSENWASSER,RONALD N         7.750      .150    7.600     .1000     7.500     12/01/2027
  500066929     HUA,QUYEN DAN                7.750      .250    7.500     .0500     7.450     12/01/2027
  500066932     GENTILE,PATRICK J            7.250      .150    7.100     .1000     7.000     12/01/2027
  500066936     KEATE,CHRISTOPHER R          7.625      .250    7.375     .0500     7.325     12/01/2027
  500066937     DIRKSEN,ERIC L               7.500      .150    7.350     .1000     7.250     01/01/2028
  500066939     HAUSERMAN,LARRY J            7.375      .150    7.225     .1000     7.125     01/01/2028
  500066954     JOHNSON,RICHARD K            7.875      .250    7.625     .0500     7.575     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066912     LAUTERBACH,MARK S          092466693                  $2,796.86                  02/01/1998             360
  500066913     ORR,JOHN A                 092466847                  $3,553.40                  02/01/1998             360
  500066914     LABAK,ALEXANDER            092467488                  $3,840.20                  02/01/1998             360
  500066915     RENAULT,MICHEL M           092467906                  $2,027.45                  02/01/1998             360
  500066918     NORMAN,PETER               092468422                  $1,759.84                  02/01/1998             360
  500066920     MCCORKINDALE,DOROTHY S     092471491                  $5,558.76                  02/01/1998             360
  500066921     FUGLEVAND,MARK R           092472360                  $2,023.94         2        02/01/1998             360
  500066922     ROSENWASSER,RONALD N       092472741                  $3,940.27                  02/01/1998             360
  500066929     HUA,QUYEN DAN              092434562                  $4,298.47                  02/01/1998             360
  500066932     GENTILE,PATRICK J          092464516                  $2,046.53                  02/01/1998             360
  500066936     KEATE,CHRISTOPHER R        092468844                  $1,964.13                  02/01/1998             360
  500066937     DIRKSEN,ERIC L             092470597                  $1,689.65         2        02/01/1998             360
  500066939     HAUSERMAN,LARRY J          092472127                  $4,365.07                  02/01/1998             360
  500066954     JOHNSON,RICHARD K          092459608                  $3,813.87                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066912     LAUTERBACH,MARK S           .00       .00       .00       .000        .150          .250      $735,000.00    N
  500066913     ORR,JOHN A                  .00       .00       .00       .000        .250          .300      $620,000.00    N
  500066914     LABAK,ALEXANDER             .00       .00       .00       .000        .150          .250      $760,000.00    N
  500066915     RENAULT,MICHEL M            .00       .00       .00       .000        .250          .300      $375,000.00    N
  500066918     NORMAN,PETER                .00       .00       .00       .000        .150          .250      $318,500.00    N
  500066920     MCCORKINDALE,DOROTHY S      .00       .00       .00       .000        .250          .300    $1,100,000.00    N
  500066921     FUGLEVAND,MARK R            .00       .00       .00       .000        .150          .250      $301,000.00    N
  500066922     ROSENWASSER,RONALD N        .00       .00       .00       .000        .150          .250      $842,500.00    N
  500066929     HUA,QUYEN DAN               .00       .00       .00       .000        .250          .300      $980,000.00    N
  500066932     GENTILE,PATRICK J           .00       .00       .00       .000        .150          .250      $595,000.00    N
  500066936     KEATE,CHRISTOPHER R         .00       .00       .00       .000        .250          .300      $392,000.00    N
  500066937     DIRKSEN,ERIC L              .00       .00       .00       .000        .150          .250      $268,500.00    N
  500066939     HAUSERMAN,LARRY J           .00       .00       .00       .000        .150          .250      $790,000.00    N
  500066954     JOHNSON,RICHARD K           .00       .00       .00       .000        .250          .300      $705,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066957     ADAMS,RICHARD K            3157 WHITELEAF WAY         SAN JOSE           CA     95148      $321,754.99
  500066960     COLBERT,BRETT              2307 OLYMPIC AVENUE        MENLO PARK         CA     94025      $569,192.80
  500066962     BOYD,CHARLES C             6N158 SULKY ROAD           WAYNE              IL     60184      $380,460.46
  500066963     AMENDOLA,PATSY J           12868 BAYWIND POINT        SAN DIEGO          CA     92130      $474,638.56
  500066966     MARZARSKI,PETER            582 MILLWOOD ROAD          MOUNT KISCO        NY     10549      $541,597.75
  500066967     CHIEM,AN H                 2027 NW LANGLEY COURT      PORTLAND           OR     97229      $323,759.55
  500066968     BLOOMQUIST,THOMAS J        1465 WHITE EAGLE DRIVE     AURORA             IL     60564      $319,768.39
  500066969     BELLAMY,JEROME JAMES       3070 LUCINDA LANE          SANTA BARBARA      CA     93105      $256,818.61
  500066975     POBRIEN,DAVID              42 LORRAINE DRIVE          ASHLAND            MA     01721      $247,811.30
  500066976     FERM,PAUL M                17 BEECHWOOD DRIVE         CONVENT STATION    NJ     07960      $267,001.70
  500066979     SHAH,SUNDIP R              24310 LA MASINA COURT      CALABASAS          CA     91302      $577,447.48
  500066980     MCCABE,DAVID J             151 ELK AVENUE             NEW ROCHELLE       NY     10804      $695,496.26
  500066982     OSBURN,DOUGLAS C III       936 PLANTATION DRIVE       LEAGUE CITY        TX     77573      $259,816.50
  500066985     EVANS,COREY H              1150 FRIENDLY WAY SOUTH    ST. PETERSBURG     FL     33705      $368,277.73


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066957     ADAMS,RICHARD K              7.375      .150    7.225     .1000     7.125     01/01/2028
  500066960     COLBERT,BRETT                7.750      .250    7.500     .0500     7.450     12/01/2027
  500066962     BOYD,CHARLES C               7.750      .250    7.500     .0500     7.450     12/01/2027
  500066963     AMENDOLA,PATSY J             7.375      .150    7.225     .1000     7.125     01/01/2028
  500066966     MARZARSKI,PETER              7.500      .250    7.250     .0500     7.200     01/01/2028
  500066967     CHIEM,AN H                   7.500      .150    7.350     .1000     7.250     01/01/2028
  500066968     BLOOMQUIST,THOMAS J          7.625      .150    7.475     .1000     7.375     01/01/2028
  500066969     BELLAMY,JEROME JAMES         7.750      .150    7.600     .1000     7.500     01/01/2028
  500066975     POBRIEN,DAVID                7.375      .150    7.225     .1000     7.125     01/01/2028
  500066976     FERM,PAUL M                  7.500      .150    7.350     .1000     7.250     01/01/2028
  500066979     SHAH,SUNDIP R                7.875      .250    7.625     .0500     7.575     11/01/2027
  500066980     MCCABE,DAVID J               7.625      .150    7.475     .1000     7.375     01/01/2028
  500066982     OSBURN,DOUGLAS C III         7.750      .150    7.600     .1000     7.500     01/01/2028
  500066985     EVANS,COREY H                7.750      .250    7.500     .0500     7.450     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066957     ADAMS,RICHARD K            092464622                  $2,223.97                  02/01/1998             360
  500066960     COLBERT,BRETT              092467332                  $4,083.55                  02/01/1998             360
  500066962     BOYD,CHARLES C             092468066                  $2,729.53                  02/01/1998             360
  500066963     AMENDOLA,PATSY J           092468938                  $3,280.71                  02/01/1998             360
  500066966     MARZARSKI,PETER            092470347                  $3,789.75                  02/01/1998             360
  500066967     CHIEM,AN H                 092471345                  $2,265.45        12        02/01/1998             360
  500066968     BLOOMQUIST,THOMAS J        092471368                  $2,264.94         2        02/01/1998             360
  500066969     BELLAMY,JEROME JAMES       092471507                  $1,841.18         3        02/01/1998             360
  500066975     POBRIEN,DAVID              092456130                  $1,712.87                  02/01/1998             360
  500066976     FERM,PAUL M                092461868                  $1,868.30                  02/01/1998             360
  500066979     SHAH,SUNDIP R              092462615                  $4,195.61                  02/01/1998             360
  500066980     MCCABE,DAVID J             092462844                  $4,926.24                  02/01/1998             360
  500066982     OSBURN,DOUGLAS C III       092464627                  $1,862.67                  02/01/1998             360
  500066985     EVANS,COREY H              092465559                  $2,642.13        24        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066957     ADAMS,RICHARD K             .00       .00       .00       .000        .150          .250      $430,000.00    N
  500066960     COLBERT,BRETT               .00       .00       .00       .000        .250          .300      $760,000.00    N
  500066962     BOYD,CHARLES C              .00       .00       .00       .000        .250          .300      $500,000.00    N
  500066963     AMENDOLA,PATSY J            .00       .00       .00       .000        .150          .250      $662,565.00    N
  500066966     MARZARSKI,PETER             .00       .00       .00       .000        .250          .300      $677,500.00    N
  500066967     CHIEM,AN H                  .00       .00       .00       .000        .150          .250      $360,000.00    N
  500066968     BLOOMQUIST,THOMAS J         .00       .00       .00       .000        .150          .250      $358,500.00    N
  500066969     BELLAMY,JEROME JAMES        .00       .00       .00       .000        .150          .250      $310,000.00    N
  500066975     POBRIEN,DAVID               .00       .00       .00       .000        .150          .250      $310,048.00    N
  500066976     FERM,PAUL M                 .00       .00       .00       .000        .150          .250      $334,000.00    N
  500066979     SHAH,SUNDIP R               .00       .00       .00       .000        .250          .300      $728,000.00    N
  500066980     MCCABE,DAVID J              .00       .00       .00       .000        .150          .250      $870,000.00    N
  500066982     OSBURN,DOUGLAS C III        .00       .00       .00       .000        .150          .250      $331,900.00    N
  500066985     EVANS,COREY H               .00       .00       .00       .000        .250          .300      $418,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066988     BOYD,CHAD W                2409 DOUGLASS GLENN LANE   FRANKLIN           TN     37064      $278,587.86
  500066991     HUDSON,SUSAN Q             45 HUDSON STREET           HASTINGS-ON-HUD    NY     10706      $271,798.14
  500066992     HAYNES,RICHARD G           5700 OAK TREE ROAD         EDMOND             OK     73003      $249,814.46
  500067003     HUTA,HENRY N               50 PRINCESS PINE COURT     EAST GREENWICH     RI     02818      $423,479.79
  500067004     TIMMCKE,BRUCE A            9 PARSONAGE OAK COURT      PARKTON            MD     21120      $251,375.16
  500067011     MARTIN,WILLIAM R IV        15414 32ND AVENUE SE       MILLCREEK          WA     98012      $302,569.60
  500067013     WONG,THOMAS Y.S.           627 TAMI WAY               MOUNTAIN VIEW      CA     94041      $259,631.81
  500067015     MANSMITH,DAVID G           802 PONDEROSA DRIVE        HARTLAND           WI     53029      $403,714.86
  500067016     AVERETTE,HERVY E           5982 PARADISE POINT DRIVE  MIAMI              FL     33157      $302,980.55
  500067018     FORD,ROCKY V               58 SPEIR STREET            TWP OF SO. ORAN    NJ     07079      $289,800.43
  500067019     WALLACE,MARCIA             1312 SOUTH GENESEE AVENUE  LOS ANGELES        CA     90019      $327,558.37
  500067021     MISCHLER,JOHN              1515 AIDEN LAIR ROAD       UPPER DUBLIN TO    PA     19002      $298,754.09
  500067022     PETROFF,LAURA R.           1353 BRAERIDGE DRIVE       LOS ANGELES        CA     90210      $698,957.75
  500067023     MCDOWELL,PETER S           19 GARDEN ROAD             SUMMIT             NJ     07901      $349,726.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066988     BOYD,CHAD W                  7.375      .150    7.225     .1000     7.125     01/01/2028
  500066991     HUDSON,SUSAN Q               7.500      .150    7.350     .1000     7.250     01/01/2028
  500066992     HAYNES,RICHARD G             7.500      .150    7.350     .1000     7.250     01/01/2028
  500067003     HUTA,HENRY N                 8.250      .150    8.100     .1000     8.000     01/01/2028
  500067004     TIMMCKE,BRUCE A              7.500      .250    7.250     .0500     7.200     12/01/2027
  500067011     MARTIN,WILLIAM R IV          7.375      .150    7.225     .1000     7.125     01/01/2028
  500067013     WONG,THOMAS Y.S.             7.750      .250    7.500     .0500     7.450     12/01/2027
  500067015     MANSMITH,DAVID G             7.750      .250    7.500     .0500     7.450     01/01/2028
  500067016     AVERETTE,HERVY E             7.625      .150    7.475     .1000     7.375     01/01/2028
  500067018     FORD,ROCKY V                 7.875      .150    7.725     .1000     7.625     01/01/2028
  500067019     WALLACE,MARCIA               8.000      .250    7.750     .0500     7.700     12/01/2027
  500067021     MISCHLER,JOHN                7.000      .150    6.850     .1000     6.750     01/01/2028
  500067022     PETROFF,LAURA R.             7.500      .250    7.250     .0500     7.200     12/01/2027
  500067023     MCDOWELL,PETER S             7.250      .150    7.100     .1000     7.000     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066988     BOYD,CHAD W                092468423                  $1,925.60                  02/01/1998             360
  500066991     HUDSON,SUSAN Q             092470984                  $1,901.86                  02/01/1998             360
  500066992     HAYNES,RICHARD G           092473734                  $1,748.04                  02/01/1998             360
  500067003     HUTA,HENRY N               092460496                  $3,183.49                  02/01/1998             360
  500067004     TIMMCKE,BRUCE A            092461859                  $1,760.28        12        02/01/1998             360
  500067011     MARTIN,WILLIAM R IV        092467457                  $2,091.36                  02/01/1998             360
  500067013     WONG,THOMAS Y.S.           092467917                  $1,862.67                  02/01/1998             360
  500067015     MANSMITH,DAVID G           092468029                  $2,894.31                  02/01/1998             360
  500067016     AVERETTE,HERVY E           092468135                  $2,146.03                  02/01/1998             360
  500067018     FORD,ROCKY V               092468541                  $2,102.70         3        02/01/1998             360
  500067019     WALLACE,MARCIA             092469009                  $2,406.75                  02/01/1998             360
  500067021     MISCHLER,JOHN              092469470                  $1,995.91                  02/01/1998             360
  500067022     PETROFF,LAURA R.           092469962                  $4,894.50                  02/01/1998             360
  500067023     MCDOWELL,PETER S           092470092                  $2,387.62                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066988     BOYD,CHAD W                 .00       .00       .00       .000        .150          .250      $348,542.00    N
  500066991     HUDSON,SUSAN Q              .00       .00       .00       .000        .150          .250      $340,000.00    N
  500066992     HAYNES,RICHARD G            .00       .00       .00       .000        .150          .250      $350,000.00    N
  500067003     HUTA,HENRY N                .00       .00       .00       .000        .150          .250      $565,000.00    N
  500067004     TIMMCKE,BRUCE A             .00       .00       .00       .000        .250          .300      $265,000.00    N
  500067011     MARTIN,WILLIAM R IV         .00       .00       .00       .000        .150          .250      $378,500.00    N
  500067013     WONG,THOMAS Y.S.            .00       .00       .00       .000        .250          .300      $475,000.00    N
  500067015     MANSMITH,DAVID G            .00       .00       .00       .000        .250          .300      $550,000.00    N
  500067016     AVERETTE,HERVY E            .00       .00       .00       .000        .150          .250      $470,000.00    N
  500067018     FORD,ROCKY V                .00       .00       .00       .000        .150          .250      $335,000.00    N
  500067019     WALLACE,MARCIA              .00       .00       .00       .000        .250          .300      $420,000.00    N
  500067021     MISCHLER,JOHN               .00       .00       .00       .000        .150          .250      $379,000.00    N
  500067022     PETROFF,LAURA R.            .00       .00       .00       .000        .250          .300      $875,000.00    N
  500067023     MCDOWELL,PETER S            .00       .00       .00       .000        .150          .250      $520,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067024     HANNIGAN,JOHN F. JR        178 SEMINARY DRIVE         MENLO PARK         CA     94025      $698,910.36
  500067027     KLICKSTEIN,ANDREW M        60 DOLLIVER NECK DRIVE     GLOUCESTER         MA     01930      $386,448.29
  500067029     KIM,WILBUR D               84 IRVING STREET           ARLINGTON          MA     02174      $504,143.93
  500067030     VANDOREN,MAX E             990 SINGING WOOD DRIVE     ARCADIA            CA     91006      $265,792.49
  500067031     TAGUE,BARRY E JR           40 SINGINGWOOD LANE        ORINDA             CA     94563      $629,532.45
  500067032     KAGAN,STEVEN A             2143 BASSWOOD DRIVE        LAFAYETTE HILL     PA     19444      $257,667.91
  500067033     HUESER,JOHN F              #200 93RD STREET           STONE HARBOR       NJ     08247      $286,202.90
  500067037     ISETTS,CHRIS HOWARD        181 COVE CREEK ROAD        MOORESVILLE        NC     28115      $254,201.54
  500067038     HARDAWAY,ERIC L            1315 REGENCY CENTRE DRIVE  ATLANTA            GA     30331      $306,660.59
  500067039     SMITH,WILLIAM T            120 MCLAIN STREET          BEDFORD CORNERS    NY     10549      $430,455.64
  500067040     WILSON,THOMAS C            95 SALEM ROAD              NEW CANAAN         CT     06840      $619,539.87
  500067042     DEUTSCH,LARRY S            601 MCELWEE ROAD           MOORESTOWN TOWN    NJ     08057      $439,648.14
  500067045     TSENG,JENNY S              100 GURNSEY RD             BOROUGH OF SWAR    PA     19081      $300,713.31
  500067070     PEELER,ALEXANDRA A         5209 CHURCH ROAD           BOWIE              MD     20715      $355,755.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067024     HANNIGAN,JOHN F. JR          7.750      .250    7.500     .0500     7.450     01/01/2028
  500067027     KLICKSTEIN,ANDREW M          7.250      .150    7.100     .1000     7.000     01/01/2028
  500067029     KIM,WILBUR D                 7.750      .150    7.600     .1000     7.500     01/01/2028
  500067030     VANDOREN,MAX E               7.250      .150    7.100     .1000     7.000     01/01/2028
  500067031     TAGUE,BARRY E JR             7.500      .150    7.350     .1000     7.250     01/01/2028
  500067032     KAGAN,STEVEN A               7.750      .150    7.600     .1000     7.500     01/01/2028
  500067033     HUESER,JOHN F                7.875      .150    7.725     .1000     7.625     01/01/2028
  500067037     ISETTS,CHRIS HOWARD          7.250      .150    7.100     .1000     7.000     01/01/2028
  500067038     HARDAWAY,ERIC L              7.250      .150    7.100     .1000     7.000     01/01/2028
  500067039     SMITH,WILLIAM T              7.750      .250    7.500     .0500     7.450     09/01/2027
  500067040     WILSON,THOMAS C              7.500      .150    7.350     .1000     7.250     01/01/2028
  500067042     DEUTSCH,LARRY S              7.125      .150    6.975     .1000     6.875     01/01/2028
  500067045     TSENG,JENNY S                7.000      .150    6.850     .1000     6.750     01/01/2028
  500067070     PEELER,ALEXANDRA A           7.875      .150    7.725     .1000     7.625     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067024     HANNIGAN,JOHN F. JR        092470171                  $5,010.62                  02/01/1998             360
  500067027     KLICKSTEIN,ANDREW M        092471392                  $2,638.32         2        02/01/1998             360
  500067029     KIM,WILBUR D               092472124                  $3,614.30                  02/01/1998             360
  500067030     VANDOREN,MAX E             092472190                  $1,814.59                  02/01/1998             360
  500067031     TAGUE,BARRY E JR           092472864                  $4,405.05                  02/01/1998             360
  500067032     KAGAN,STEVEN A             092473178                  $1,848.34                  02/01/1998             360
  500067033     HUESER,JOHN F              092473925                  $2,076.60                  02/01/1998             360
  500067037     ISETTS,CHRIS HOWARD        092443165                  $1,735.46                  02/01/1998             360
  500067038     HARDAWAY,ERIC L            092452614                  $2,093.60         2        02/01/1998             360
  500067039     SMITH,WILLIAM T            092454793                  $3,094.91                  02/01/1998             360
  500067040     WILSON,THOMAS C            092461459                  $4,335.13                  02/01/1998             360
  500067042     DEUTSCH,LARRY S            092471384                  $2,964.36                  02/01/1998             360
  500067045     TSENG,JENNY S              092473182                  $2,002.29                  02/01/1998             360
  500067070     PEELER,ALEXANDRA A         092423516                  $2,581.25                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067024     HANNIGAN,JOHN F. JR         .00       .00       .00       .000        .250          .300      $999,149.00    N
  500067027     KLICKSTEIN,ANDREW M         .00       .00       .00       .000        .150          .250      $455,000.00    N
  500067029     KIM,WILBUR D                .00       .00       .00       .000        .150          .250      $660,000.00    N
  500067030     VANDOREN,MAX E              .00       .00       .00       .000        .150          .250      $725,000.00    N
  500067031     TAGUE,BARRY E JR            .00       .00       .00       .000        .150          .250      $792,760.00    N
  500067032     KAGAN,STEVEN A              .00       .00       .00       .000        .150          .250      $345,000.00    N
  500067033     HUESER,JOHN F               .00       .00       .00       .000        .150          .250      $358,000.00    N
  500067037     ISETTS,CHRIS HOWARD         .00       .00       .00       .000        .150          .250      $318,018.00    N
  500067038     HARDAWAY,ERIC L             .00       .00       .00       .000        .150          .250      $341,000.00    N
  500067039     SMITH,WILLIAM T             .00       .00       .00       .000        .250          .300      $540,000.00    N
  500067040     WILSON,THOMAS C             .00       .00       .00       .000        .150          .250      $775,000.00    N
  500067042     DEUTSCH,LARRY S             .00       .00       .00       .000        .150          .250      $550,000.00    N
  500067045     TSENG,JENNY S               .00       .00       .00       .000        .150          .250      $376,200.00    N
  500067070     PEELER,ALEXANDRA A          .00       .00       .00       .000        .150          .250      $447,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067071     WOODS,DARCEL DELISE        2436 SEGOVIA               LA VERNE           CA     91750      $387,712.05
  500067072     HUANG,JAMES                10 NICOLL DRIVE            ANDOVER            MA     01801      $514,288.83
  500067073     NELSON,MARK G              14 WESTGATE DRIVE          SAN RAFAEL         CA     94901      $819,435.68
  500067074     HICKEY,MICHAEL S MD        990 CONTINENTAL DRIVE      MENLO PARK         CA     94025      $449,648.96
  500067075     WARD,KEVIN P               208 AMY COURT              STROUDSBURG        PA     18360      $367,698.36
  500067076     WILSON,CURTIS S            13446 CHANDLER BLVD        SHERMAN OAKS       CA     91401      $248,020.36
  500067077     LEWIS,STEVE W.             6204 152ND PLACE SOUTHEAS  SNOHOMISH          WA     98296      $281,209.24
  500067078     SPAR,ARI J                 604 DOUGLAS ROAD           CHAPPAQUA          NY     10514      $599,597.41
  500067081     QUIST,CATHERINE            20 CORTO LANE              WOODSIDE           CA     94062      $534,631.82
  500067082     POTTER,RICHARD J           25978 N. OAK HILL ROAD     BARRINGTON         IL     60010      $341,015.15
  500067405     LADD,KENNETH G II          72 TETON PINES DRIVE       HENDERSON          NV     89014      $311,074.69
  500067410     REINER,RICHARD M           9632 EAGLE HILLS WAY       GILROY             CA     95020      $281,030.94
  500067412     GOODMAN,ROBERT K           6 MIDDLEBROOK ROAD         WEST HARTFORD      CT     06119      $269,784.09
  500067413     MELVILLE,NAZITA R          25 BARSTOW AVENUE          NORWELL            MA     02061      $363,749.49


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067071     WOODS,DARCEL DELISE          7.500      .150    7.350     .1000     7.250     01/01/2028
  500067072     HUANG,JAMES                  7.875      .250    7.625     .0500     7.575     12/01/2027
  500067073     NELSON,MARK G                7.875      .150    7.725     .1000     7.625     01/01/2028
  500067074     HICKEY,MICHAEL S MD          7.250      .150    7.100     .1000     7.000     01/01/2028
  500067075     WARD,KEVIN P                 7.000      .150    6.850     .1000     6.750     01/01/2028
  500067076     WILSON,CURTIS S              7.625      .150    7.475     .1000     7.375     01/01/2028
  500067077     LEWIS,STEVE W.               7.250      .250    7.000     .0500     6.950     12/01/2027
  500067078     SPAR,ARI J                   8.000      .250    7.750     .0500     7.700     01/01/2028
  500067081     QUIST,CATHERINE              7.875      .150    7.725     .1000     7.625     01/01/2028
  500067082     POTTER,RICHARD J             7.875      .250    7.625     .0500     7.575     01/01/2028
  500067405     LADD,KENNETH G II            7.625      .150    7.475     .1000     7.375     01/01/2028
  500067410     REINER,RICHARD M             7.500      .250    7.250     .0500     7.200     12/01/2027
  500067412     GOODMAN,ROBERT K             7.125      .150    6.975     .1000     6.875     01/01/2028
  500067413     MELVILLE,NAZITA R            7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067071     WOODS,DARCEL DELISE        092451428                  $2,712.95                  02/01/1998             360
  500067072     HUANG,JAMES                092463192                  $3,734.11                  02/01/1998             360
  500067073     NELSON,MARK G              092465052                  $5,945.57                  02/01/1998             360
  500067074     HICKEY,MICHAEL S MD        092467291                  $3,069.79                  02/01/1998             360
  500067075     WARD,KEVIN P               092468364                  $2,448.31                  02/01/1998             360
  500067076     WILSON,CURTIS S            092469116                  $1,756.74                  02/01/1998             360
  500067077     LEWIS,STEVE W.             092470202                  $1,921.35        12        02/01/1998             360
  500067078     SPAR,ARI J                 092470346                  $4,402.59                  02/01/1998             360
  500067081     QUIST,CATHERINE            092471071                  $3,879.12                  02/01/1998             360
  500067082     POTTER,RICHARD J           092471605                  $2,474.30                  02/01/1998             360
  500067405     LADD,KENNETH G II          092420710                  $2,203.36                  02/01/1998             360
  500067410     REINER,RICHARD M           092441422                  $1,967.94         1        02/01/1998             360
  500067412     GOODMAN,ROBERT K           092464145                  $1,819.04                  02/01/1998             360
  500067413     MELVILLE,NAZITA R          092466048                  $2,639.26                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067071     WOODS,DARCEL DELISE         .00       .00       .00       .000        .150          .250      $485,000.00    N
  500067072     HUANG,JAMES                 .00       .00       .00       .000        .250          .300      $785,000.00    N
  500067073     NELSON,MARK G               .00       .00       .00       .000        .150          .250    $1,025,000.00    N
  500067074     HICKEY,MICHAEL S MD         .00       .00       .00       .000        .150          .250      $822,500.00    N
  500067075     WARD,KEVIN P                .00       .00       .00       .000        .150          .250      $460,000.00    N
  500067076     WILSON,CURTIS S            5.00       .00     12.13      2.750       2.600         2.500      $330,000.00    N
  500067077     LEWIS,STEVE W.              .00       .00       .00       .000        .250          .300      $296,500.00    N
  500067078     SPAR,ARI J                  .00       .00       .00       .000        .250          .300      $765,000.00    N
  500067081     QUIST,CATHERINE             .00       .00       .00       .000        .150          .250      $830,000.00    N
  500067082     POTTER,RICHARD J            .00       .00       .00       .000        .250          .300      $480,000.00    N
  500067405     LADD,KENNETH G II           .00       .00       .00       .000        .150          .250      $389,134.92    N
  500067410     REINER,RICHARD M            .00       .00       .00       .000        .250          .300      $296,313.00    N
  500067412     GOODMAN,ROBERT K            .00       .00       .00       .000        .150          .250      $337,500.00    N
  500067413     MELVILLE,NAZITA R           .00       .00       .00       .000        .250          .300      $499,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067415     DIGGS,EVERETT T JR         63 WHITTREDGE ROAD         SUMMIT             NJ     07901      $531,124.87
  500067418     HOWE,RICHARD R             10528 LONGWOOD DRIVE       LAS VEGAS          NV     89134      $337,755.37
  500067423     MALONE,RICHARD P           200 HAWS LANE              FLOURTOWN          PA     19031      $449,690.32
  500067424     GORMLEY,VICKI L            133 GREENBRIAR DR.         WEXFORD            PA     15090      $311,238.31
  500067425     ARNS,JOANNE                3117 PUENTE STREET         FULLERTON          CA     92835      $285,393.29
  500067427     STEWART,WALTER S           2649 MISSION GREENS DRIVE  SAN JOSE           CA     95148      $267,801.11
  500067434     QUARRE,RICHARD G           13707 SE 51ST PLACE        BELLEVUE           WA     98006      $404,691.83
  500067435     RAMIN,RONALD               21 WEATHERLY DRIVE         MILL VALLEY        CA     94941      $691,460.17
  500067436     MCFADDEN,ROBERT B          220 MARIN OAKS DRIVE       NOVATO             CA     94949      $299,793.54
  500067456     WEINBERG,RICHARD           10221 STONYDALE DRIVE      CUPERTINO          CA     95014      $507,613.45
  500067461     GAIDA,JOHN B               3 ALCORN CROSSING          WESTFORD           MA     01886      $314,788.64
  500067462     COONEY,TERRENCE J          615 W. PARK STREET         ARLINGTON HEIGH    IL     60005      $325,570.06
  500067463     SILVER,JAMES M             10 GRIST MILL LANE         NORTHBORO          MA     01532      $314,000.00
  600085748     NUNNELLEY, PAUL R          920 E CATHEDRAL ROCK       PHOENIX            AZ     85048      $229,034.58


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067415     DIGGS,EVERETT T JR           7.750      .150    7.600     .1000     7.500     01/01/2028
  500067418     HOWE,RICHARD R               7.625      .150    7.475     .1000     7.375     01/01/2028
  500067423     MALONE,RICHARD P             7.875      .150    7.725     .1000     7.625     01/01/2028
  500067424     GORMLEY,VICKI L              6.875      .150    6.725     .1000     6.625     01/01/2028
  500067425     ARNS,JOANNE                  7.625      .150    7.475     .1000     7.375     01/01/2028
  500067427     STEWART,WALTER S             7.500      .150    7.350     .1000     7.250     01/01/2028
  500067434     QUARRE,RICHARD G             7.375      .150    7.225     .1000     7.125     01/01/2028
  500067435     RAMIN,RONALD                 7.250      .150    7.100     .1000     7.000     01/01/2028
  500067436     MCFADDEN,ROBERT B            7.875      .150    7.725     .1000     7.625     01/01/2028
  500067456     WEINBERG,RICHARD             7.375      .250    7.125     .0500     7.075     01/01/2028
  500067461     GAIDA,JOHN B                 8.000      .150    7.850     .1000     7.750     01/01/2028
  500067462     COONEY,TERRENCE J            7.750      .150    7.600     .1000     7.500     01/01/2028
  500067463     SILVER,JAMES M               8.000      .150    7.850     .1000     7.750     02/01/2028
  600085748     NUNNELLEY, PAUL R            7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067415     DIGGS,EVERETT T JR         092467996                  $3,807.73                  02/01/1998             360
  500067418     HOWE,RICHARD R             092469779                  $2,392.34                  02/01/1998             360
  500067423     MALONE,RICHARD P           092471903                  $3,262.81                  02/01/1998             360
  500067424     GORMLEY,VICKI L            092471955                  $2,046.33         3        02/01/1998             360
  500067425     ARNS,JOANNE                092472114                  $2,021.46                  02/01/1998             360
  500067427     STEWART,WALTER S           092472334                  $1,873.89                  02/01/1998             360
  500067434     QUARRE,RICHARD G           092475454                  $2,797.23        12        02/01/1998             360
  500067435     RAMIN,RONALD               092475748                  $4,720.66                  02/01/1998             360
  500067436     MCFADDEN,ROBERT B          092476521                  $2,175.21                  02/01/1998             360
  500067456     WEINBERG,RICHARD           092470712                  $3,508.63                  02/01/1998             360
  500067461     GAIDA,JOHN B               092473214                  $2,311.36                  02/01/1998             360
  500067462     COONEY,TERRENCE J          092474981                  $2,334.07        12        02/01/1998             360
  500067463     SILVER,JAMES M             092475207                  $2,304.02        33        02/01/1998             360
  600085748     NUNNELLEY, PAUL R          1200003366                 $1,667.66                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067415     DIGGS,EVERETT T JR          .00       .00       .00       .000        .150          .250      $664,450.00    N
  500067418     HOWE,RICHARD R             5.00       .00     12.38      2.750       2.600         2.500      $436,629.00    N
  500067423     MALONE,RICHARD P            .00       .00       .00       .000        .150          .250      $575,000.00    N
  500067424     GORMLEY,VICKI L             .00       .00       .00       .000        .150          .250      $372,000.00    N
  500067425     ARNS,JOANNE                 .00       .00       .00       .000        .150          .250      $700,000.00    N
  500067427     STEWART,WALTER S            .00       .00       .00       .000        .150          .250      $335,000.00    N
  500067434     QUARRE,RICHARD G            .00       .00       .00       .000        .150          .250      $450,000.00    N
  500067435     RAMIN,RONALD                .00       .00       .00       .000        .150          .250      $939,000.00    N
  500067436     MCFADDEN,ROBERT B           .00       .00       .00       .000        .150          .250      $375,000.00    N
  500067456     WEINBERG,RICHARD            .00       .00       .00       .000        .250          .300      $635,000.00    N
  500067461     GAIDA,JOHN B                .00       .00       .00       .000        .150          .250      $430,000.00    N
  500067462     COONEY,TERRENCE J           .00       .00       .00       .000        .150          .250      $362,000.00    N
  500067463     SILVER,JAMES M              .00       .00       .00       .000        .150          .250      $377,000.00    N
  600085748     NUNNELLEY, PAUL R           .00       .00       .00       .000        .250          .290      $345,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085755     MARKS, ALLAN T             10334  BANNOCKBURN DR      LOS ANGELES        CA     90064      $517,344.29
  600085756     BROWMAN, TAYLOR E          1319   ANTIGUA WAY         NEWPORT BEACH      CA     92660      $298,588.28
  600085762     ADAMS, THOMAS L            425 STEELE ST              DENVER             CO     80206      $454,873.63
  600085763     GRUBER, CAROLYN            2566   SOUTH CLAYTON ST    DENVER             CO     80210      $298,954.07
  600085767     YATES, KATHLEEN B          20249  VIEWCREST DRIVE     SAN JOSE           CA     95120      $713,752.84
  600085768     TABING, RANDY T            310 PARK AVENUE            SAN CARLOS         CA     94070      $414,549.64
  600085770     SNELLING, WILLIAM T        12268  SE 162ND AVENUE     CLACKAMAS          OR     97015      $249,349.73
  600085781     MONSOUR, CHRISTOPHER J     566 SHELDEN ROAD           GROSSE POINTE      MI     48236      $248,762.05
  600085783     LOPEZ, PEDRO F             725 VILLABELLA AVENU       CORAL GABLES       FL     33146      $470,018.76
  600085798     CHOW, WINNIE S             3362   LA MESA DRIVE 5     SAN CARLOS         CA     94070      $241,980.00
  600085801     WORSHAM, WILLIAM EVERET    7616   PRIMAVERA WAY       CARLSBAD           CA     92009      $269,862.46
  600085802     DENARI, NEIL M             11906  LAWLER STREET       LOS ANGELES        CA     90066      $250,942.25
  600085803     GORIN, DMITRY              317 SANTIAGO STREET        SAN FRANCISCO      CA     94116      $350,522.51
  600085804     MOORE, DAVID M             23  BAKER STREET           SAN FRANCISCO      CA     94117      $428,195.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085755     MARKS, ALLAN T               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085756     BROWMAN, TAYLOR E            7.875      .250    7.625     .0400     7.585     09/01/2027
  600085762     ADAMS, THOMAS L              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085763     GRUBER, CAROLYN              7.875      .250    7.625     .0400     7.585     09/01/2027
  600085767     YATES, KATHLEEN B            7.875      .250    7.625     .0400     7.585     09/01/2027
  600085768     TABING, RANDY T              7.875      .250    7.625     .0400     7.585     09/01/2027
  600085770     SNELLING, WILLIAM T          7.875      .250    7.625     .0400     7.585     08/01/2017
  600085781     MONSOUR, CHRISTOPHER J       7.875      .250    7.625     .0400     7.585     08/01/2027
  600085783     LOPEZ, PEDRO F               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085798     CHOW, WINNIE S               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085801     WORSHAM, WILLIAM EVERET      7.875      .250    7.625     .0400     7.585     08/01/2027
  600085802     DENARI, NEIL M               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085803     GORIN, DMITRY                7.875      .250    7.625     .0400     7.585     08/01/2027
  600085804     MOORE, DAVID M               7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085755     MARKS, ALLAN T             1233013503                 $3,770.36                  02/01/1998             360
  600085756     BROWMAN, TAYLOR E          1236004597                 $2,175.21                  02/01/1998             360
  600085762     ADAMS, THOMAS L            1463006770                 $3,312.05                  02/01/1998             360
  600085763     GRUBER, CAROLYN            1463007525                 $2,175.21                  02/01/1998             360
  600085767     YATES, KATHLEEN B          1489006506                 $5,193.31                  02/01/1998             360
  600085768     TABING, RANDY T            1489007564                 $3,016.29                  02/01/1998             360
  600085770     SNELLING, WILLIAM T        1493004672                 $2,088.27                  02/01/1998             240
  600085781     MONSOUR, CHRISTOPHER J     1500352270                 $1,812.68                  02/01/1998             360
  600085783     LOPEZ, PEDRO F             1500355187                 $3,422.33                  02/01/1998             360
  600085798     CHOW, WINNIE S             1506277304                 $1,761.92        14        02/01/1998             360
  600085801     WORSHAM, WILLIAM EVERET    1506284343                 $1,964.94        14        02/01/1998             360
  600085802     DENARI, NEIL M             1506288628                 $1,827.17                  02/01/1998             360
  600085803     GORIN, DMITRY              1506288719                 $2,552.24                  02/01/1998             360
  600085804     MOORE, DAVID M             1506290186                 $3,117.80                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085755     MARKS, ALLAN T              .00       .00       .00       .000        .250          .290      $667,000.00    N
  600085756     BROWMAN, TAYLOR E           .00       .00       .00       .000        .250          .290      $724,000.00    N
  600085762     ADAMS, THOMAS L             .00       .00       .00       .000        .250          .290      $570,989.00    N
  600085763     GRUBER, CAROLYN             .00       .00       .00       .000        .250          .290      $429,000.00    N
  600085767     YATES, KATHLEEN B           .00       .00       .00       .000        .250          .290      $955,000.00    N
  600085768     TABING, RANDY T             .00       .00       .00       .000        .250          .290      $520,000.00    N
  600085770     SNELLING, WILLIAM T         .00       .00       .00       .000        .250          .290      $392,000.00    N
  600085781     MONSOUR, CHRISTOPHER J      .00       .00       .00       .000        .250          .290      $700,000.00    N
  600085783     LOPEZ, PEDRO F              .00       .00       .00       .000        .250          .290      $590,000.00    N
  600085798     CHOW, WINNIE S              .00       .00       .00       .000        .250          .290      $270,000.00    N
  600085801     WORSHAM, WILLIAM EVERET     .00       .00       .00       .000        .250          .290      $321,000.00    N
  600085802     DENARI, NEIL M              .00       .00       .00       .000        .250          .290      $315,000.00    N
  600085803     GORIN, DMITRY               .00       .00       .00       .000        .250          .290      $440,000.00    N
  600085804     MOORE, DAVID M              .00       .00       .00       .000        .250          .290      $550,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085808     MCGUIRE, SHAWN W           1663   CAMBRIA PLACE       ESCONDIDO          CA     92029      $298,738.34
  600085810     STENSRUD, WILLIAM ROSS     1727   KEARSARGE ROAD      LA JOLLA           CA     92037      $568,603.20
  600085811     ERICKSON, JAMES R          210 HAZEL AVENUE           MILLBRAE           CA     94030      $398,320.98
  600085823     FENIJS, JOHANNES J         3213   HIGH BOROUGH DRI    VIRGINIA BEACH     VA     23452      $245,455.89
  600085827     WOLFE, THOMAS E            3869   ROSEGLEN COURT      TROY               MI     48084      $293,761.71
  600085828     LAIDIG, WILLIAM D          310 HEATHWOOD              HAMILTON           OH     45013      $238,193.48
  600085834     TSOZIK, JOSEPH             2904   DARTMOUTH AVENUE    LOUISVILLE         KY     40205       $94,601.21
  600085840     TURMAN, TIMOTHY R          4 MANDARIN CIRCLE          TAYLORS            SC     29687      $234,013.61
  600085844     WERLINGER, GARY L          13724  EAST PONY LANE      GILBERT            AZ     85296      $330,632.30
  600085846     JORDAN, HOWARD T           478 UVEDALE ROAD           RIVERSIDE          IL     60546      $263,887.69
  600085848     ROCHELLE, CLIFFORD C       13414  QUEENSBURY LANE     HOUSTON            TX     77079      $227,042.95
  600085851     SHACK, ERNEST              5440   EAST LUDLO DRIVE    PHOENIX            AZ     85254      $290,774.28
  600085853     FREDELL, PHILLIP E         23434  94TH AVEUNE S       KENT               WA     98031      $250,687.24
  600085857     MCHALE, ROBERT E           6190   CARRIAGE HOUSE W    RENO               NV     89511      $277,429.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085808     MCGUIRE, SHAWN W             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085810     STENSRUD, WILLIAM ROSS       7.875      .250    7.625     .0400     7.585     08/01/2027
  600085811     ERICKSON, JAMES R            7.875      .250    7.625     .0400     7.585     08/01/2027
  600085823     FENIJS, JOHANNES J           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085827     WOLFE, THOMAS E              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085828     LAIDIG, WILLIAM D            7.875      .250    7.625     .0400     7.585     08/01/2027
  600085834     TSOZIK, JOSEPH               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085840     TURMAN, TIMOTHY R            7.875      .250    7.625     .0400     7.585     08/01/2027
  600085844     WERLINGER, GARY L            8.000      .250    7.750     .0400     7.710     08/01/2027
  600085846     JORDAN, HOWARD T             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085848     ROCHELLE, CLIFFORD C         7.875      .250    7.625     .0400     7.585     08/01/2027
  600085851     SHACK, ERNEST                7.875      .250    7.625     .0400     7.585     08/01/2027
  600085853     FREDELL, PHILLIP E           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085857     MCHALE, ROBERT E             7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085808     MCGUIRE, SHAWN W           1506295554                 $2,175.21                  02/01/1998             360
  600085810     STENSRUD, WILLIAM ROSS     1506297470                 $4,140.15                  02/01/1998             360
  600085811     ERICKSON, JAMES R          1506301624                 $2,900.28                  02/01/1998             360
  600085823     FENIJS, JOHANNES J         1507277955                 $1,790.93                  02/01/1998             360
  600085827     WOLFE, THOMAS E            1507292358                 $2,138.96                  02/01/1998             360
  600085828     LAIDIG, WILLIAM D          1507294364                 $1,734.37                  02/01/1998             360
  600085834     TSOZIK, JOSEPH             1511156229                   $688.82                  02/01/1998             360
  600085840     TURMAN, TIMOTHY R          1511161262                 $1,703.91                  02/01/1998             360
  600085844     WERLINGER, GARY L          1512041663                 $2,436.10                  02/01/1998             360
  600085846     JORDAN, HOWARD T           1512136114                 $1,921.43        12        02/01/1998             360
  600085848     ROCHELLE, CLIFFORD C       1512140166                 $1,653.16                  02/01/1998             360
  600085851     SHACK, ERNEST              1512156508                 $2,117.21                  02/01/1998             360
  600085853     FREDELL, PHILLIP E         1513154177                 $1,825.36        12        02/01/1998             360
  600085857     MCHALE, ROBERT E           1513159217                 $2,021.49                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085808     MCGUIRE, SHAWN W            .00       .00       .00       .000        .250          .290      $400,000.00    N
  600085810     STENSRUD, WILLIAM ROSS      .00       .00       .00       .000        .250          .290      $950,000.00    N
  600085811     ERICKSON, JAMES R           .00       .00       .00       .000        .250          .290      $536,000.00    N
  600085823     FENIJS, JOHANNES J          .00       .00       .00       .000        .250          .290      $339,800.00    N
  600085827     WOLFE, THOMAS E             .00       .00       .00       .000        .250          .290      $372,220.00    N
  600085828     LAIDIG, WILLIAM D           .00       .00       .00       .000        .250          .290      $299,000.00    N
  600085834     TSOZIK, JOSEPH              .00       .00       .00       .000        .250          .290      $125,000.00    N
  600085840     TURMAN, TIMOTHY R           .00       .00       .00       .000        .250          .290      $300,000.00    N
  600085844     WERLINGER, GARY L           .00       .00       .00       .000        .250          .290      $430,000.00    N
  600085846     JORDAN, HOWARD T            .00       .00       .00       .000        .250          .290      $280,000.00    N
  600085848     ROCHELLE, CLIFFORD C        .00       .00       .00       .000        .250          .290      $285,000.00    N
  600085851     SHACK, ERNEST               .00       .00       .00       .000        .250          .290      $370,000.00    N
  600085853     FREDELL, PHILLIP E          .00       .00       .00       .000        .250          .290      $265,000.00    N
  600085857     MCHALE, ROBERT E            .00       .00       .00       .000        .250          .290      $348,500.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085858     BERNSTEIN, LEONARD C       34790  STAGECOACH BOULE    EVERGREEN          CO     80439      $298,771.96
  600085860     SLIGER, DALE E             3820   CASHILL BOULEVAR    RENO               NV     89509      $241,233.16
  600085864     ZENTNER, KEITH M           1622   35TH AVENUE         SEATTLE            WA     98122      $246,959.04
  600085866     EINBERGER, CARL M          832 36TH AVENUE            SEATTLE            WA     98122      $356,497.28
  600085868     HAWKINS, JAMES M           3223   111TH AVENUE SOU    BELLEVUE           WA     98004      $239,161.37
  600085869     ALBRECHT, HANS W           8690   W AZURE DRIVE       LAS VEGAS          NV     89129      $236,503.08
  600085870     EASON, J CLARK             3503   NEEDLES DRIVE       AUSTIN             TX     78746      $302,541.52
  600085871     ROACH, PAULA               4207   DUNNING LANE        AUSTIN             TX     78746      $307,922.72
  600085875     DIXON, JIMMY D             3901   EDGEBROOK COURT     MIDLAND            TX     79707      $237,170.21
  600085876     BAGINSKI, STEVEN EDWARD    3053   HIGH RIDGE DRIVE    GRAPEVINE          TX     76051      $231,026.19
  600085879     WURSTER, JOHN P            6500   SWALLOWSVIEW COU    ROCKLIN            CA     95677      $240,841.09
  600085881     FOWLER, STEVEN R           8822   BARRISTER LANE      FAIR OAKS          CA     95628      $293,273.93
  600085883     WEBER, KENNETH A           4 STANTON WAY              MILL VALLEY        CA     94941      $695,319.08
  600085884     MOHAN, SUNIL K             18400  OVERLOOK ROAD 31    LOS GATOS          CA     95030      $350,772.75


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085858     BERNSTEIN, LEONARD C         8.000      .250    7.750     .0400     7.710     08/01/2027
  600085860     SLIGER, DALE E               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085864     ZENTNER, KEITH M             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085866     EINBERGER, CARL M            7.875      .250    7.625     .0400     7.585     08/01/2027
  600085868     HAWKINS, JAMES M             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085869     ALBRECHT, HANS W             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085870     EASON, J CLARK               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085871     ROACH, PAULA                 7.875      .250    7.625     .0400     7.585     09/01/2027
  600085875     DIXON, JIMMY D               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085876     BAGINSKI, STEVEN EDWARD      7.875      .250    7.625     .0400     7.585     08/01/2027
  600085879     WURSTER, JOHN P              7.875      .250    7.625     .0400     7.585     09/01/2027
  600085881     FOWLER, STEVEN R             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085883     WEBER, KENNETH A             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085884     MOHAN, SUNIL K               7.875      .250    7.625     .0400     7.585     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085858     BERNSTEIN, LEONARD C       1513163247                 $2,201.29                  02/01/1998             360
  600085860     SLIGER, DALE E             1513165344                 $1,756.48        12        02/01/1998             360
  600085864     ZENTNER, KEITH M           1513166700                 $1,798.17                  02/01/1998             360
  600085866     EINBERGER, CARL M          1513167769                 $2,595.75                  02/01/1998             360
  600085868     HAWKINS, JAMES M           1513174946                 $1,740.17                  02/01/1998             360
  600085869     ALBRECHT, HANS W           1513176384                 $1,722.04        12        02/01/1998             360
  600085870     EASON, J CLARK             1520012886                 $2,201.31                  02/01/1998             360
  600085871     ROACH, PAULA               1520013222                 $2,240.46                  02/01/1998             360
  600085875     DIXON, JIMMY D             1524010260                 $1,725.67                  02/01/1998             360
  600085876     BAGINSKI, STEVEN EDWARD    1525006687                 $1,682.16                  02/01/1998             360
  600085879     WURSTER, JOHN P            1550004515                 $1,752.49                  02/01/1998             360
  600085881     FOWLER, STEVEN R           1550012070                 $2,133.88                  02/01/1998             360
  600085883     WEBER, KENNETH A           1561353323                 $5,062.80                  02/01/1998             360
  600085884     MOHAN, SUNIL K             1561356886                 $2,552.25                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085858     BERNSTEIN, LEONARD C        .00       .00       .00       .000        .250          .290      $392,000.00    N
  600085860     SLIGER, DALE E              .00       .00       .00       .000        .250          .290      $285,000.00    N
  600085864     ZENTNER, KEITH M            .00       .00       .00       .000        .250          .290      $310,000.00    N
  600085866     EINBERGER, CARL M           .00       .00       .00       .000        .250          .290      $520,000.00    N
  600085868     HAWKINS, JAMES M            .00       .00       .00       .000        .250          .290      $460,000.00    N
  600085869     ALBRECHT, HANS W            .00       .00       .00       .000        .250          .290      $250,000.00    N
  600085870     EASON, J CLARK              .00       .00       .00       .000        .250          .290      $379,500.00    N
  600085871     ROACH, PAULA                .00       .00       .00       .000        .250          .290      $509,000.00    N
  600085875     DIXON, JIMMY D              .00       .00       .00       .000        .250          .290      $297,779.00    N
  600085876     BAGINSKI, STEVEN EDWARD     .00       .00       .00       .000        .250          .290      $290,000.00    N
  600085879     WURSTER, JOHN P             .00       .00       .00       .000        .250          .290      $302,206.00    N
  600085881     FOWLER, STEVEN R            .00       .00       .00       .000        .250          .290      $367,900.00    N
  600085883     WEBER, KENNETH A            .00       .00       .00       .000        .250          .290      $931,000.00    N
  600085884     MOHAN, SUNIL K              .00       .00       .00       .000        .250          .290      $440,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085885     RUSCITTI, ANTONIO D        528 MT DAVIDSON COUR       CLAYTON            CA     94517      $237,147.89
  600085889     CHANG, WEN                 860 KEARNY TERRACE         SUNNYVALE          CA     94086      $334,828.53
  600085890     GOLDSTEIN, BETH            728  730 8TH AVENUE        SAN FRANCISCO      CA     94118      $333,593.79
  600085893     ROYER, KENNETH J           15705  DREAM SKY WAY       NEVADA CITY        CA     95959      $260,501.88
  600085896     STEPHENS, PAMELA A         1325   ENOS AVENUE         SEBASTOPOL         CA     95472      $263,853.55
  600085897     BROWN, MICHAEL P           17321  LAKEVIEW DRIVE      MORGAN HILL        CA     95037      $309,228.94
  600085898     ESLAMI, HASSAN             2769   CALLE DE LA LOMA    PLEASANTON         CA     94566      $368,446.90
  600085899     DI, MURO PETER             16  HALLMARK CIRCLE        MENLO PARK         CA     94025      $463,048.11
  600085900     HANNEMAN, MARTIN W         4745   DICKENS DRIVE       GRANITE BAY        CA     95746      $234,379.96
  600085901     CANAL, ALFRED G            1884   MCDANIEL AVENUE     SAN JOSE           CA     95126      $336,422.96
  600085902     WILEY, BARRY               1156   LA ROCHELLE TERR    SUNNYVALE          CA     94089      $271,051.69
  600085904     BROWN, GEOFFREY            723 GILBERT AVENUE         MENLO PARK         CA     94025      $282,566.52
  600085906     ONG, ENG CHAI              10590  BAXTER AVENUE       LOS ALTOS          CA     94024      $308,993.75
  600085910     YABUT, GREGORIO C          4217   REMORA DRIVE        UNION CITY         CA     94587      $262,891.82


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085885     RUSCITTI, ANTONIO D          7.875      .250    7.625     .0400     7.585     08/01/2027
  600085889     CHANG, WEN                   7.875      .250    7.625     .0400     7.585     09/01/2027
  600085890     GOLDSTEIN, BETH              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085893     ROYER, KENNETH J             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085896     STEPHENS, PAMELA A           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085897     BROWN, MICHAEL P             8.000      .250    7.750     .0400     7.710     08/01/2027
  600085898     ESLAMI, HASSAN               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085899     DI, MURO PETER               7.875      .250    7.625     .0400     7.585     08/01/2027
  600085900     HANNEMAN, MARTIN W           7.875      .250    7.625     .0400     7.585     09/01/2027
  600085901     CANAL, ALFRED G              7.875      .250    7.625     .0400     7.585     09/01/2027
  600085902     WILEY, BARRY                 7.875      .250    7.625     .0400     7.585     09/01/2027
  600085904     BROWN, GEOFFREY              7.875      .250    7.625     .0400     7.585     09/01/2027
  600085906     ONG, ENG CHAI                7.875      .250    7.625     .0400     7.585     08/01/2027
  600085910     YABUT, GREGORIO C            7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085885     RUSCITTI, ANTONIO D        1561358553                 $1,739.45                  02/01/1998             360
  600085889     CHANG, WEN                 1561361150                 $2,436.24                  02/01/1998             360
  600085890     GOLDSTEIN, BETH            1561361503                 $2,428.99                  02/01/1998             360
  600085893     ROYER, KENNETH J           1561361707                 $1,896.79                  02/01/1998             360
  600085896     STEPHENS, PAMELA A         1561362018                 $1,928.69                  02/01/1998             360
  600085897     BROWN, MICHAEL P           1561362110                 $2,278.34                  02/01/1998             360
  600085898     ESLAMI, HASSAN             1561362142                 $2,682.76                  02/01/1998             360
  600085899     DI, MURO PETER             1561362153                 $3,371.58                  02/01/1998             360
  600085900     HANNEMAN, MARTIN W         1561362277                 $1,705.37                  02/01/1998             360
  600085901     CANAL, ALFRED G            1561362572                 $2,447.84                  02/01/1998             360
  600085902     WILEY, BARRY               1561362594                 $1,972.19                  02/01/1998             360
  600085904     BROWN, GEOFFREY            1561362903                 $2,060.65                  02/01/1998             360
  600085906     ONG, ENG CHAI              1561362970                 $2,276.72                  02/01/1998             360
  600085910     YABUT, GREGORIO C          1561363564                 $1,914.19                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085885     RUSCITTI, ANTONIO D         .00       .00       .00       .000        .250          .290      $299,900.00    N
  600085889     CHANG, WEN                  .00       .00       .00       .000        .250          .290      $420,000.00    N
  600085890     GOLDSTEIN, BETH             .00       .00       .00       .000        .250          .290      $515,000.00    N
  600085893     ROYER, KENNETH J            .00       .00       .00       .000        .250          .290      $327,000.00    N
  600085896     STEPHENS, PAMELA A          .00       .00       .00       .000        .250          .290      $495,000.00    N
  600085897     BROWN, MICHAEL P            .00       .00       .00       .000        .250          .290      $390,000.00    N
  600085898     ESLAMI, HASSAN              .00       .00       .00       .000        .250          .290      $505,000.00    N
  600085899     DI, MURO PETER              .00       .00       .00       .000        .250          .290      $765,000.00    N
  600085900     HANNEMAN, MARTIN W          .00       .00       .00       .000        .250          .290      $294,000.00    N
  600085901     CANAL, ALFRED G             .00       .00       .00       .000        .250          .290      $422,000.00    N
  600085902     WILEY, BARRY                .00       .00       .00       .000        .250          .290      $340,000.00    N
  600085904     BROWN, GEOFFREY             .00       .00       .00       .000        .250          .290      $485,000.00    N
  600085906     ONG, ENG CHAI               .00       .00       .00       .000        .250          .290      $540,000.00    N
  600085910     YABUT, GREGORIO C           .00       .00       .00       .000        .250          .290      $330,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085911     GUNKEL, MARCUS MAX         530 SILVER AVENUE          HALF MOON BAY      CA     94019      $445,855.94
  600085914     CORRALES, EUGENIA M        1444   ARBOR AVENUE        LOS ALTOS          CA     94024      $518,187.01
  600085915     LINDEN, JED                1330   8TH AVENUE          SAN FRANCISCO      CA     94122      $237,170.21
  600085916     WEXLER, LEWIS              805 TOLMAN DRIVE           STANFORD           CA     94305      $318,884.30
  600085918     MEEKS, KEVIN S             1180   BENT DRIVE          CAMPBELL           CA     95008      $309,467.25
  600085919     FOLEY, PATRICK L           400 KAREN COURT            AROMAS             CA     95004      $263,577.83
  600085921     TOWNLEY, TIMOTHY EDWARD    101 EUNICE AVENUE          MOUNTAIN VIEW      CA     94040      $271,834.56
  600085923     CURTIS, MICHAEL C          2216   GLEN CANYON ROAD    SANTA CRUZ         CA     95060      $538,914.51
  600085924     OKAS, ROBERT P             3009   GOODWIN AVENUE      REDWOOD CITY       CA     94061      $298,555.46
  600085925     VEACO, SR NICOLAS          6273   CROOKED STICK CI    STOCKTON           CA     95219      $589,936.00
  600085926     VAN, NOORDEN DAVID         20620  BLAUER DRIVE        SARATOGA           CA     95070      $494,333.92
  600085928     KULKARNI, KRISHNA G        1467   PETAL WAY           SAN JOSE           CA     95129      $353,164.39
  600085930     SANDERS, G STEVEN          26880  GLEN PLACE          CARMEL             CA     93923      $502,242.84
  600085937     THOMPSON, CHARLES H        1808   BOOMER TRAIL        EDMOND             OK     73034      $255,605.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085911     GUNKEL, MARCUS MAX           7.875      .250    7.625     .0400     7.585     08/01/2027
  600085914     CORRALES, EUGENIA M          7.875      .250    7.625     .0400     7.585     09/01/2027
  600085915     LINDEN, JED                  7.875      .250    7.625     .0400     7.585     09/01/2027
  600085916     WEXLER, LEWIS                7.875      .250    7.625     .0400     7.585     09/01/2027
  600085918     MEEKS, KEVIN S               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085919     FOLEY, PATRICK L             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085921     TOWNLEY, TIMOTHY EDWARD      7.875      .250    7.625     .0400     7.585     09/01/2027
  600085923     CURTIS, MICHAEL C            7.875      .250    7.625     .0400     7.585     09/01/2027
  600085924     OKAS, ROBERT P               7.875      .250    7.625     .0400     7.585     09/01/2027
  600085925     VEACO, SR NICOLAS            7.875      .250    7.625     .0400     7.585     09/01/2027
  600085926     VAN, NOORDEN DAVID           7.875      .250    7.625     .0400     7.585     09/01/2027
  600085928     KULKARNI, KRISHNA G          7.875      .250    7.625     .0400     7.585     09/01/2027
  600085930     SANDERS, G STEVEN            7.875      .250    7.625     .0400     7.585     09/01/2027
  600085937     THOMPSON, CHARLES H          7.875      .250    7.625     .0400     7.585     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085911     GUNKEL, MARCUS MAX         1561363757                 $3,248.32                  02/01/1998             360
  600085914     CORRALES, EUGENIA M        1561363881                 $3,770.37                  02/01/1998             360
  600085915     LINDEN, JED                1561363906                 $1,725.67                  02/01/1998             360
  600085916     WEXLER, LEWIS              1561363939                 $2,320.23                  02/01/1998             360
  600085918     MEEKS, KEVIN S             1561364090                 $2,251.71                  02/01/1998             360
  600085919     FOLEY, PATRICK L           1561364115                 $1,917.81                  02/01/1998             360
  600085921     TOWNLEY, TIMOTHY EDWARD    1561364454                 $2,008.45                  02/01/1998             360
  600085923     CURTIS, MICHAEL C          1561364920                 $3,921.18                  02/01/1998             360
  600085924     OKAS, ROBERT P             1561365049                 $2,172.31                  02/01/1998             360
  600085925     VEACO, SR NICOLAS          1561365050                 $4,292.42                  02/01/1998             360
  600085926     VAN, NOORDEN DAVID         1561365140                 $3,614.48                  02/01/1998             360
  600085928     KULKARNI, KRISHNA G        1561365912                 $2,569.65                  02/01/1998             360
  600085930     SANDERS, G STEVEN          1561367033                 $3,654.35                  02/01/1998             360
  600085937     THOMPSON, CHARLES H        1563164831                 $1,859.81        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085911     GUNKEL, MARCUS MAX          .00       .00       .00       .000        .250          .290      $560,000.00    N
  600085914     CORRALES, EUGENIA M         .00       .00       .00       .000        .250          .290      $650,000.00    N
  600085915     LINDEN, JED                 .00       .00       .00       .000        .250          .290      $385,000.00    N
  600085916     WEXLER, LEWIS               .00       .00       .00       .000        .250          .290      $635,000.00    N
  600085918     MEEKS, KEVIN S              .00       .00       .00       .000        .250          .290      $445,000.00    N
  600085919     FOLEY, PATRICK L            .00       .00       .00       .000        .250          .290      $339,500.00    N
  600085921     TOWNLEY, TIMOTHY EDWARD     .00       .00       .00       .000        .250          .290      $512,000.00    N
  600085923     CURTIS, MICHAEL C           .00       .00       .00       .000        .250          .290      $676,000.00    N
  600085924     OKAS, ROBERT P              .00       .00       .00       .000        .250          .290      $374,500.00    N
  600085925     VEACO, SR NICOLAS           .00       .00       .00       .000        .250          .290      $740,000.00    N
  600085926     VAN, NOORDEN DAVID          .00       .00       .00       .000        .250          .290      $720,000.00    N
  600085928     KULKARNI, KRISHNA G         .00       .00       .00       .000        .250          .290      $445,000.00    N
  600085930     SANDERS, G STEVEN           .00       .00       .00       .000        .250          .290      $630,000.00    N
  600085937     THOMPSON, CHARLES H         .00       .00       .00       .000        .250          .290      $270,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085943     LYDON, MATTHEW J           4376   NE 43RD STREET      SEATTLE            WA     98105      $273,676.38
  600085944     GRAAP, RICHARD J           4609   RIVERVIEW AVE       WEST LINN          OR     97068      $144,988.78
  600085946     GORANSON, ULF G            NE 6901 NORTHSHORE ROA     BELFAIR            WA     98528      $268,932.49
  600085947     RUPPRECHT, J SCOTT         10447  35TH AVE SW         SEATTLE            WA     98146      $262,680.95
  600085949     BALMES, BRIAN J            760 QUARTERPATH LANE       ALPHARETTA         GA     30201      $282,807.90
  600085951     STRANG, BRUCE D            6740   MORGAN CREEK ROA    CENTERVILLE        TN     37033       $55,809.59
  600085953     POLICH, JR THEODORE        510 LINDA VISTA AVEN       PASADENA           CA     91105      $258,861.59
  600085958     LAWRENCE, RICHARD P        5442   LA CRESENTA         RANCHO SANTA FE    CA     92067      $647,271.57
  600085959     SCURLOCK, BRADLEY WRIGH    4025   CAMINITO CASSIS     SAN DIEGO          CA     92122      $307,750.08
  600085960     HENRY, PAUL J              2595   WOODBURY DRIVE      TORRANCE           CA     90503      $267,663.52
  600085962     TODUS, DONN                5663   CHELSEA AVENUE      SAN DIEGO          CA     92037      $342,830.38
  600085964     KONSTANTUROS, JOHN GEOR    13380  CAMINITO MAR VIL    DEL MAR            CA     92014      $323,722.69
  600085965     ZISKA, MARK D              9732   WILLOW GLENN CIR    SANTA ANA AREA     CA     92705      $294,967.99
  600085967     RIVERS, ROBERT L           1144   WEST MEADOWLARK     CORRALES           NM     87048      $335,326.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085943     LYDON, MATTHEW J             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085944     GRAAP, RICHARD J             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085946     GORANSON, ULF G              8.000      .250    7.750     .0400     7.710     09/01/2027
  600085947     RUPPRECHT, J SCOTT           7.875      .250    7.625     .0400     7.585     09/01/2027
  600085949     BALMES, BRIAN J              7.875      .250    7.625     .0400     7.585     08/01/2027
  600085951     STRANG, BRUCE D              8.000      .250    7.750     .0400     7.710     09/01/2027
  600085953     POLICH, JR THEODORE          7.875      .250    7.625     .0400     7.585     09/01/2027
  600085958     LAWRENCE, RICHARD P          7.875      .250    7.625     .0400     7.585     08/01/2027
  600085959     SCURLOCK, BRADLEY WRIGH      8.000      .250    7.750     .0400     7.710     09/01/2027
  600085960     HENRY, PAUL J                7.875      .250    7.625     .0400     7.585     09/01/2027
  600085962     TODUS, DONN                  8.000      .250    7.750     .0400     7.710     09/01/2027
  600085964     KONSTANTUROS, JOHN GEOR      7.875      .250    7.625     .0400     7.585     09/01/2027
  600085965     ZISKA, MARK D                7.875      .250    7.625     .0400     7.585     09/01/2027
  600085967     RIVERS, ROBERT L             7.875      .250    7.625     .0400     7.585     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085943     LYDON, MATTHEW J           1565164854                 $1,997.57                  02/01/1998             360
  600085944     GRAAP, RICHARD J           1565165303                 $1,055.71                  02/01/1998             360
  600085946     GORANSON, ULF G            1565167411                 $1,980.07                  02/01/1998             360
  600085947     RUPPRECHT, J SCOTT         1565167433                 $1,911.29                  02/01/1998             360
  600085949     BALMES, BRIAN J            1566103491                 $2,059.20                  02/01/1998             360
  600085951     STRANG, BRUCE D            1566104745                   $410.91                  02/01/1998             360
  600085953     POLICH, JR THEODORE        1567193445                 $1,885.19                  02/01/1998             360
  600085958     LAWRENCE, RICHARD P        1567198824                 $4,712.96                  02/01/1998             360
  600085959     SCURLOCK, BRADLEY WRIGH    1567198904                 $2,265.87                  02/01/1998             360
  600085960     HENRY, PAUL J              1567199077                 $1,947.54                  02/01/1998             360
  600085962     TODUS, DONN                1567199408                 $2,524.16                  02/01/1998             360
  600085964     KONSTANTUROS, JOHN GEOR    1567200788                 $2,356.48                  02/01/1998             360
  600085965     ZISKA, MARK D              1567201317                 $2,146.21                  02/01/1998             360
  600085967     RIVERS, ROBERT L           1569170418                 $2,439.86        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085943     LYDON, MATTHEW J            .00       .00       .00       .000        .250          .290      $430,000.00    N
  600085944     GRAAP, RICHARD J            .00       .00       .00       .000        .250          .290      $182,000.00    N
  600085946     GORANSON, ULF G             .00       .00       .00       .000        .250          .290      $385,000.00    N
  600085947     RUPPRECHT, J SCOTT          .00       .00       .00       .000        .250          .290      $329,500.00    N
  600085949     BALMES, BRIAN J             .00       .00       .00       .000        .250          .290      $355,000.00    N
  600085951     STRANG, BRUCE D             .00       .00       .00       .000        .250          .290       $70,000.00    N
  600085953     POLICH, JR THEODORE         .00       .00       .00       .000        .250          .290      $325,000.00    N
  600085958     LAWRENCE, RICHARD P         .00       .00       .00       .000        .250          .290      $822,500.00    N
  600085959     SCURLOCK, BRADLEY WRIGH     .00       .00       .00       .000        .250          .290      $386,000.00    N
  600085960     HENRY, PAUL J               .00       .00       .00       .000        .250          .290      $360,000.00    N
  600085962     TODUS, DONN                 .00       .00       .00       .000        .250          .290      $450,000.00    N
  600085964     KONSTANTUROS, JOHN GEOR     .00       .00       .00       .000        .250          .290      $525,000.00    N
  600085965     ZISKA, MARK D               .00       .00       .00       .000        .250          .290      $370,000.00    N
  600085967     RIVERS, ROBERT L            .00       .00       .00       .000        .250          .290      $386,500.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600085969     MOTHERSHEAD, JOHN W        2434   SOUTH LOS ALTOS     MESA               AZ     85202      $237,907.25
  600085973     REINSTEIN, RONALD S        9941   E DOUBLETREE RAN    SCOTTSDALE         AZ     85258      $248,829.43
  600085978     MCGUIRE, JAYNE G           811B   S OCEAN BOULEVAR    SURFSIDE BEACH     SC     29575      $422,521.73
  600085986     GALIN, SCOTT               5 FLETCHER AVENUE          LEXINGTON          MA     2173       $341,759.41
  600085988     SALERNO, NICHOLAS          200 DESIMONE DRIVE         MARLBORO           MA     1752       $246,160.21
  600085990     GAYL, KIRILL               14  RAVENS BLUFF           ANDOVER            MA     1810       $258,289.56
  600085991     NAUD, MARK E               724 LAKE ROAD              CHARLOTTE          VT     5445       $478,326.47
  600085992     SKANDALIS, BETTE           24  RUSSELL STREET         CAMBRIDGE          MA     2140       $404,295.78
  600085999     JOHNS, BRADLEY R           7240   FISHBACK HILL LA    INDIANAPOLIS       IN     46278      $398,320.98
  600086002     WEHRLE, CHRISTOPHER C      7277   WINDRIDGE WAY       BROWNSBURG         IN     46112      $412,660.54
  600086004     NAVE, RICHARD              12948  VICTORIA            HUNTINGTON WOOD    MI     48070      $229,383.08
  600086005     FOLEY, DAVID J             5682   ELSMERE COURT       SHELBY TOWNSHIP    MI     48316      $150,366.15
  600086007     HARTFELDER, DAVID D        4394   CHERRY HILL DRIV    ORCHARD LAKE VI    MI     48323      $236,771.61
  600086011     GEARONIII, WILLIAM A       2624   SKYLINE DRIVE       HIGH RIDGE         MO     63049       $68,964.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600085969     MOTHERSHEAD, JOHN W          7.875      .250    7.625     .0400     7.585     08/01/2027
  600085973     REINSTEIN, RONALD S          7.875      .250    7.625     .0400     7.585     09/01/2027
  600085978     MCGUIRE, JAYNE G             7.875      .250    7.625     .0400     7.585     09/01/2027
  600085986     GALIN, SCOTT                 7.875      .250    7.625     .0400     7.585     08/01/2027
  600085988     SALERNO, NICHOLAS            8.000      .250    7.750     .0400     7.710     09/01/2027
  600085990     GAYL, KIRILL                 7.875      .250    7.625     .0400     7.585     08/01/2027
  600085991     NAUD, MARK E                 7.875      .250    7.625     .0400     7.585     09/01/2027
  600085992     SKANDALIS, BETTE             7.875      .250    7.625     .0400     7.585     08/01/2027
  600085999     JOHNS, BRADLEY R             7.875      .250    7.625     .0400     7.585     08/01/2027
  600086002     WEHRLE, CHRISTOPHER C        7.875      .250    7.625     .0400     7.585     08/01/2027
  600086004     NAVE, RICHARD                7.875      .250    7.625     .0400     7.585     08/01/2027
  600086005     FOLEY, DAVID J               7.875      .250    7.625     .0400     7.585     08/01/2027
  600086007     HARTFELDER, DAVID D          7.875      .250    7.625     .0400     7.585     09/01/2027
  600086011     GEARONIII, WILLIAM A         8.000      .250    7.750     .0400     7.710     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600085969     MOTHERSHEAD, JOHN W        1569174510                 $1,732.92        12        02/01/1998             360
  600085973     REINSTEIN, RONALD S        1569175160                 $1,810.50                  02/01/1998             360
  600085978     MCGUIRE, JAYNE G           1577089610                 $3,074.30                  02/01/1998             360
  600085986     GALIN, SCOTT               1580054873                 $2,488.44                  02/01/1998             360
  600085988     SALERNO, NICHOLAS          1580057339                 $1,812.40        12        02/01/1998             360
  600085990     GAYL, KIRILL               1580057747                 $1,885.19                  02/01/1998             360
  600085991     NAUD, MARK E               1580057907                 $3,480.34                  02/01/1998             360
  600085992     SKANDALIS, BETTE           1580058014                 $2,943.79                  02/01/1998             360
  600085999     JOHNS, BRADLEY R           1581115634                 $2,900.28                  02/01/1998             360
  600086002     WEHRLE, CHRISTOPHER C      1581116218                 $3,004.69                  02/01/1998             360
  600086004     NAVE, RICHARD              1581116411                 $1,670.20        12        02/01/1998             360
  600086005     FOLEY, DAVID J             1581116783                 $1,094.86                  02/01/1998             360
  600086007     HARTFELDER, DAVID D        1581119147                 $1,722.77                  02/01/1998             360
  600086011     GEARONIII, WILLIAM A       1583057969                   $507.77                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600085969     MOTHERSHEAD, JOHN W         .00       .00       .00       .000        .250          .290      $280,000.00    N
  600085973     REINSTEIN, RONALD S         .00       .00       .00       .000        .250          .290      $428,000.00    N
  600085978     MCGUIRE, JAYNE G            .00       .00       .00       .000        .250          .290      $530,000.00    N
  600085986     GALIN, SCOTT                .00       .00       .00       .000        .250          .290      $429,000.00    N
  600085988     SALERNO, NICHOLAS           .00       .00       .00       .000        .250          .290      $281,000.00    N
  600085990     GAYL, KIRILL                .00       .00       .00       .000        .250          .290      $450,000.00    N
  600085991     NAUD, MARK E                .00       .00       .00       .000        .250          .290      $605,000.00    N
  600085992     SKANDALIS, BETTE            .00       .00       .00       .000        .250          .290      $575,000.00    N
  600085999     JOHNS, BRADLEY R            .00       .00       .00       .000        .250          .290      $660,000.00    N
  600086002     WEHRLE, CHRISTOPHER C       .00       .00       .00       .000        .250          .290      $540,000.00    N
  600086004     NAVE, RICHARD               .00       .00       .00       .000        .250          .290      $242,500.00    N
  600086005     FOLEY, DAVID J              .00       .00       .00       .000        .250          .290      $193,000.00    N
  600086007     HARTFELDER, DAVID D         .00       .00       .00       .000        .250          .290      $297,000.00    N
  600086011     GEARONIII, WILLIAM A        .00       .00       .00       .000        .250          .290       $86,500.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600086013     RIERMAIER, MICHAEL J       226 DEER VALLEY DRIV       DEER PARK          IL     60010      $292,458.33
  600086016     MUNO, JAMES B              620 SOUTH HAMLIN AVE       PARK RIDGE         IL     60068      $376,682.10
  600086027     KOTEK, FREDDIE M           17  FERNWOOD DRIVE         FAIRLAWN           NJ     7410       $290,981.92
  600086031     VILORD, LAWRENCE N         3121   SW 22 AVENUE        MIAMI              FL     33133      $298,101.59
  600086035     LONG, JUNIUS L             5204   MISSISSIPPI AVEN    ORANGE BEACH       AL     36561      $298,451.35
  600086041     KIRSCHNER, TODD ROBERT     5316   E VERSAILLE COUR    ORANGE             CA     92867      $477,579.22
  600086043     URANGA, ROBERT H           19541  WINDWARD LANE       HUNTINGTON BEAC    CA     92646      $298,693.46
  600086046     ABDELMALEK, ABDELMALEK     1404   VIA CASTILLA        PALOS VERDES ES    CA     90274      $497,901.23
  600086048     HAMMERLE, WILLIAM L        17611  CHATHAM DRIVE       TUSTIN             CA     92780      $291,729.30
  600086050     GARDNER, ROBERT L          27022  CONDADO LANE        MISSION VIEJO      CA     92691      $274,833.63
  600086051     GALLENSON, JERRY           5038   VISTA MONTANA       YORBA LINDA        CA     92886      $283,075.32
  600086052     GRIMES, JAMES ALEXANDER    11771  LOMA LINDA WAY      SANTA ANA AREA     CA     92705      $448,431.08
  600086055     RIZK, ROBERT C             1350   RANCHO VISTA LAN    SANTA PAULA        CA     93060      $746,535.81
  600086065     SUNG, JULIA                3632   OCEANHILL WAY       MALIBU             CA     90265      $428,195.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600086013     RIERMAIER, MICHAEL J         7.875      .250    7.625     .0400     7.585     09/01/2027
  600086016     MUNO, JAMES B                7.875      .250    7.625     .0400     7.585     09/01/2027
  600086027     KOTEK, FREDDIE M             7.875      .250    7.625     .0400     7.585     09/01/2027
  600086031     VILORD, LAWRENCE N           7.875      .250    7.625     .0400     7.585     08/01/2027
  600086035     LONG, JUNIUS L               7.875      .250    7.625     .0400     7.585     08/01/2027
  600086041     KIRSCHNER, TODD ROBERT       7.875      .250    7.625     .0400     7.585     08/01/2027
  600086043     URANGA, ROBERT H             7.875      .250    7.625     .0400     7.585     08/01/2027
  600086046     ABDELMALEK, ABDELMALEK       7.875      .250    7.625     .0400     7.585     08/01/2027
  600086048     HAMMERLE, WILLIAM L          7.875      .250    7.625     .0400     7.585     09/01/2027
  600086050     GARDNER, ROBERT L            7.875      .250    7.625     .0400     7.585     09/01/2027
  600086051     GALLENSON, JERRY             7.875      .250    7.625     .0400     7.585     09/01/2027
  600086052     GRIMES, JAMES ALEXANDER      7.875      .250    7.625     .0400     7.585     09/01/2027
  600086055     RIZK, ROBERT C               7.875      .250    7.625     .0400     7.585     08/01/2027
  600086065     SUNG, JULIA                  7.875      .250    7.625     .0400     7.585     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600086013     RIERMAIER, MICHAEL J       1583058178                 $2,138.96                  02/01/1998             360
  600086016     MUNO, JAMES B              1583059002                 $2,740.77         1        02/01/1998             360
  600086027     KOTEK, FREDDIE M           1587078010                 $2,117.21                  02/01/1998             360
  600086031     VILORD, LAWRENCE N         1589123454                 $2,175.21                  02/01/1998             360
  600086035     LONG, JUNIUS L             1590049360                 $2,175.21        14        02/01/1998             360
  600086041     KIRSCHNER, TODD ROBERT     1595046041                 $3,480.34                  02/01/1998             360
  600086043     URANGA, ROBERT H           1595046813                 $2,175.21         1        02/01/1998             360
  600086046     ABDELMALEK, ABDELMALEK     1595047179                 $3,625.35                  02/01/1998             360
  600086048     HAMMERLE, WILLIAM L        1595048284                 $2,122.65         1        02/01/1998             360
  600086050     GARDNER, ROBERT L          1595048819                 $2,001.20        12        02/01/1998             360
  600086051     GALLENSON, JERRY           1595049345                 $2,073.70                  02/01/1998             360
  600086052     GRIMES, JAMES ALEXANDER    1595049403                 $3,262.82                  02/01/1998             360
  600086055     RIZK, ROBERT C             1596021352                 $5,438.03                  02/01/1998             360
  600086065     SUNG, JULIA                1596038173                 $3,117.80                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600086013     RIERMAIER, MICHAEL J        .00       .00       .00       .000        .250          .290      $425,000.00    N
  600086016     MUNO, JAMES B               .00       .00       .00       .000        .250          .290      $435,000.00    N
  600086027     KOTEK, FREDDIE M            .00       .00       .00       .000        .250          .290      $365,000.00    N
  600086031     VILORD, LAWRENCE N          .00       .00       .00       .000        .250          .290      $393,000.00    N
  600086035     LONG, JUNIUS L              .00       .00       .00       .000        .250          .290      $359,000.00    N
  600086041     KIRSCHNER, TODD ROBERT      .00       .00       .00       .000        .250          .290      $600,000.00    N
  600086043     URANGA, ROBERT H            .00       .00       .00       .000        .250          .290      $316,000.00    N
  600086046     ABDELMALEK, ABDELMALEK      .00       .00       .00       .000        .250          .290      $950,000.00    N
  600086048     HAMMERLE, WILLIAM L         .00       .00       .00       .000        .250          .290      $345,000.00    N
  600086050     GARDNER, ROBERT L           .00       .00       .00       .000        .250          .290      $320,000.00    N
  600086051     GALLENSON, JERRY            .00       .00       .00       .000        .250          .290      $365,000.00    N
  600086052     GRIMES, JAMES ALEXANDER     .00       .00       .00       .000        .250          .290      $602,000.00    N
  600086055     RIZK, ROBERT C              .00       .00       .00       .000        .250          .290    $1,170,000.00    N
  600086065     SUNG, JULIA                 .00       .00       .00       .000        .250          .290      $555,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600086068     RYAN, MICHAEL J            1308   ST WILLIAM DRIVE    LIBERTYVILLE       IL     60048      $241,332.72
  600086069     POWERS, III RAYMOND        4054   CLAUSEN             WESTERN SPRINGS    IL     60558      $248,721.80
  600086070     FURTADO, MANOHAR R         6659   E PRAIRIE           LINCOLNWOOD        IL     60645      $308,674.14
  600086072     ALONZI, JR VINCENT         1100   PEARLMAN DR         LAKE ZURICH        IL     60047      $228,518.94
  600086073     BARTOS, FRANK W            565 TREETOP LN             GURNEE             IL     60031      $227,205.08
  600086075     LINDNER, RANDY L           3909   SOUTH 8TH STREET    ARLINGTON          VA     22204      $310,912.21
  600086076     WHEELER, BLAIR F           9 HARRISON STREET          WINCHESTER         MA     1890       $470,018.76
  600088347     BARRETTO                   5474 LARISSA PLACE         CARMEL             IN     46033      $375,425.50
  600088352     GERRITSEN                  13746 PRAIRIE HILL DR      LOCKPORT           IL     60441      $249,123.60
  600088353     DUNN                       2373 SILVERDOWN DR         WATERFORD TWP      MI     48328      $254,999.21
  600088354     STILLWELL                  703 EMERALD DRIVE          LAFAYETTE          IN     47905      $322,097.51
  600101514     WILLIAM E KIPNIS           4238 PAULINA ST            CHICAGO            IL     60613      $284,219.56
  600101523     DAVID R POTHIER            912 DEEP VALLEY            MILFORD            MI     48381      $258,373.31
  600101524     JOSEPH R HAACK             5137 TAMANAR WAY           PARADISE VALLEY    AZ     85253      $334,293.22


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600086068     RYAN, MICHAEL J              7.875      .250    7.625     .0400     7.585     08/01/2027
  600086069     POWERS, III RAYMOND          7.875      .250    7.625     .0400     7.585     09/01/2027
  600086070     FURTADO, MANOHAR R           7.875      .250    7.625     .0400     7.585     09/01/2027
  600086072     ALONZI, JR VINCENT           7.875      .250    7.625     .0400     7.585     08/01/2027
  600086073     BARTOS, FRANK W              7.875      .250    7.625     .0400     7.585     09/01/2027
  600086075     LINDNER, RANDY L             7.875      .250    7.625     .0400     7.585     09/01/2027
  600086076     WHEELER, BLAIR F             7.875      .250    7.625     .0400     7.585     08/01/2027
  600088347     BARRETTO                     8.150      .250    7.900     .0500     7.850     09/01/2027
  600088352     GERRITSEN                    7.900      .250    7.650     .0500     7.600     09/01/2027
  600088353     DUNN                         7.300      .250    7.050     .0500     7.000     09/01/2027
  600088354     STILLWELL                    7.850      .250    7.600     .0500     7.550     10/01/2027
  600101514     WILLIAM E KIPNIS             7.950      .250    7.700     .0500     7.650     10/01/2027
  600101523     DAVID R POTHIER              7.900      .250    7.650     .0500     7.600     10/01/2027
  600101524     JOSEPH R HAACK               7.800      .250    7.550     .0500     7.500     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600086068     RYAN, MICHAEL J            1606082045                 $1,757.21                  02/01/1998             360
  600086069     POWERS, III RAYMOND        1609074236                 $1,812.67                  02/01/1998             360
  600086070     FURTADO, MANOHAR R         1614015542                 $2,247.72                  02/01/1998             360
  600086072     ALONZI, JR VINCENT         1627002816                 $1,667.66                  02/01/1998             360
  600086073     BARTOS, FRANK W            1627002871                 $1,653.16                  02/01/1998             360
  600086075     LINDNER, RANDY L           1761112896                 $2,262.22         3        02/01/1998             360
  600086076     WHEELER, BLAIR F           1811072180                 $3,422.33                  02/01/1998             360
  600088347     BARRETTO                   3197100                    $2,803.35                  02/01/1998             360
  600088352     GERRITSEN                  3292992                    $1,817.02                  02/01/1998             360
  600088353     DUNN                       3295565                    $1,755.07                  02/01/1998             360
  600088354     STILLWELL                  3296076                    $2,336.38        12        02/01/1998             360
  600101514     WILLIAM E KIPNIS           3271632                    $2,081.31                  02/01/1998             360
  600101523     DAVID R POTHIER            3308251                    $1,883.09                  02/01/1998             360
  600101524     JOSEPH R HAACK             3310802                    $2,411.57                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600086068     RYAN, MICHAEL J             .00       .00       .00       .000        .250          .290      $320,000.00    N
  600086069     POWERS, III RAYMOND         .00       .00       .00       .000        .250          .290      $355,000.00    N
  600086070     FURTADO, MANOHAR R          .00       .00       .00       .000        .250          .290      $390,000.00    N
  600086072     ALONZI, JR VINCENT          .00       .00       .00       .000        .250          .290      $304,000.00    N
  600086073     BARTOS, FRANK W             .00       .00       .00       .000        .250          .290      $294,033.00    N
  600086075     LINDNER, RANDY L            .00       .00       .00       .000        .250          .290      $350,000.00    N
  600086076     WHEELER, BLAIR F            .00       .00       .00       .000        .250          .290      $590,000.00    N
  600088347     BARRETTO                    .00       .00       .00       .000        .250          .300      $470,836.00    N
  600088352     GERRITSEN                   .00       .00       .00       .000        .250          .300      $340,000.00    N
  600088353     DUNN                        .00       .00       .00       .000        .250          .300      $320,000.00    N
  600088354     STILLWELL                   .00       .00       .00       .000        .250          .300      $358,900.00    N
  600101514     WILLIAM E KIPNIS            .00       .00       .00       .000        .250          .300      $380,000.00    N
  600101523     DAVID R POTHIER             .00       .00       .00       .000        .250          .300      $354,000.00    N
  600101524     JOSEPH R HAACK              .00       .00       .00       .000        .250          .300      $690,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600101528     KENNETH A SULLIVAN         11085 WINDY HILL RD        FENTON             MI     48430      $249,301.50
  600103350     PETERS         JOE         186 HORIZON LANE           BRECKENRIDG        CO     80424      $718,715.54
  600103892     LOHSE, WILLIAM             27 LAKE FRONT D            GLENBROOK          NV     89413      $953,858.29
  600103909     ORLANDO, MICHAEL           2285 LA AMATIST            DEL MAR            CA     92014      $424,815.71
  600104715     GIRVAN                     525 CRABTREE LANE          LAKE FOREST        IL     60045    $1,496,554.78
  600104716     WALTERS                    19336 KERWIN RANCH COURT   SARATOGA           CA     95070      $911,809.92
  600104717     KWAN                       26513 WESTON DRIVE         LOS ALTOS HILLS    CA     94022      $796,641.97
  600104718     LIVINGSTON                 9476      READCREST        BEVERLY HILLS      CA     90210      $695,004.27
  600104719     PRYNN                      22851     TINDAYA          MISSION VIEJO      CA     92692      $765,864.94
  600104720     HEFLIN                     2801      FIRETHORN CIR    PLANO              TX     75093      $837,779.65
  600104721     RIOS                       123       VALESI DRIVE     MORGANVILLE        NJ     07751      $747,138.37
  600104722     LINDON                     11        PLYMOUTH ROAD    RYE                NY     10580      $685,886.55
  600107245     SILVERBERG                 5310 N. CAMPBELL AVE.      TUCSON             AZ     85718      $316,863.21
  600107246     CARDINAL                   4180 OAK GROVE CT          CASTLE ROCK        CO     80104      $276,305.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600101528     KENNETH A SULLIVAN           7.850      .250    7.600     .0500     7.550     10/01/2027
  600103350     PETERS         JOE           8.625      .250    8.375     .0500     8.325     11/01/2027
  600103892     LOHSE, WILLIAM               7.500      .250    7.250     .0500     7.200     11/01/2027
  600103909     ORLANDO, MICHAEL             7.875      .250    7.625     .0500     7.575     10/01/2027
  600104715     GIRVAN                       7.375      .250    7.125     .0500     7.075     11/01/2027
  600104716     WALTERS                      7.875      .250    7.625     .0500     7.575     09/01/2027
  600104717     KWAN                         7.875      .250    7.625     .0500     7.575     08/01/2027
  600104718     LIVINGSTON                   8.250      .250    8.000     .0500     7.950     10/01/2027
  600104719     PRYNN                        7.875      .250    7.625     .0500     7.575     10/01/2027
  600104720     HEFLIN                       8.125      .250    7.875     .0500     7.825     10/01/2027
  600104721     RIOS                         8.375      .250    8.125     .0500     8.075     10/01/2027
  600104722     LINDON                       7.375      .250    7.125     .0500     7.075     10/01/2027
  600107245     SILVERBERG                   7.750      .250    7.500     .0500     7.450     09/01/2027
  600107246     CARDINAL                     7.750      .250    7.500     .0500     7.450     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600101528     KENNETH A SULLIVAN         3368156                    $1,808.34                  02/01/1998             360
  600103350     PETERS         JOE         450889696                  $5,600.09                  02/01/1998             360
  600103892     LOHSE, WILLIAM             1234046                    $6,684.49                  02/01/1998             360
  600103909     ORLANDO, MICHAEL           1240647                    $3,088.80                  02/01/1998             360
  600104715     GIRVAN                     5217906                    *********                  02/01/1998             360
  600104716     WALTERS                    6173363                    $6,634.39                  02/01/1998             360
  600104717     KWAN                       9920752                    $5,800.56                  02/01/1998             360
  600104718     LIVINGSTON                 5464342                    $5,234.83                  02/01/1998             360
  600104719     PRYNN                      5497151                    $5,568.54                  02/01/1998             360
  600104720     HEFLIN                     5614680                    $6,236.98                  02/01/1998             360
  600104721     RIOS                       9314741                    $5,696.64                  02/01/1998             360
  600104722     LINDON                     9936840                    $4,751.85                  02/01/1998             360
  600107245     SILVERBERG                 092481486                  $2,278.19                  02/01/1998             360
  600107246     CARDINAL                   092481481                  $1,988.05                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600101528     KENNETH A SULLIVAN          .00       .00       .00       .000        .250          .300      $363,000.00    N
  600103350     PETERS         JOE          .00       .00       .00       .000        .250          .300      $900,000.00    N
  600103892     LOHSE, WILLIAM              .00       .00       .00       .000        .250          .300    $3,215,000.00    N
  600103909     ORLANDO, MICHAEL            .00       .00       .00       .000        .250          .300      $532,000.00    N
  600104715     GIRVAN                      .00       .00       .00       .000        .250          .300    $2,160,000.00    N
  600104716     WALTERS                     .00       .00       .00       .000        .250          .300    $1,350,000.00    N
  600104717     KWAN                        .00       .00       .00       .000        .250          .300    $1,165,000.00    N
  600104718     LIVINGSTON                  .00       .00       .00       .000        .250          .300      $885,000.00    N
  600104719     PRYNN                       .00       .00       .00       .000        .250          .300    $1,025,000.00    N
  600104720     HEFLIN                      .00       .00       .00       .000        .250          .300    $1,050,000.00    N
  600104721     RIOS                        .00       .00       .00       .000        .250          .300      $938,858.00    N
  600104722     LINDON                      .00       .00       .00       .000        .250          .300      $860,000.00    N
  600107245     SILVERBERG                  .00       .00       .00       .000        .250          .300      $397,500.00    N
  600107246     CARDINAL                    .00       .00       .00       .000        .250          .300      $412,500.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107248     MILLER                     6126 CHOKECHERRY DR        LOVELAND           CO     80537      $278,794.99
  600107250     ORTEGA                     272 BAYBERRY LANE          WESTPORT           CT     06880      $285,251.96
  600107251     NORRIS                     94 FITCH RD                DARIEN             CT     06820      $252,418.90
  600107253     SCHATTNER                  19874 LOXAHATCHEE POINT D  JUPITER            FL     33458      $248,950.59
  600107254     HAIN                       18069 52 WAY NORTH         JUPITER            FL     33458      $494,270.71
  600107255     NEWCOMB                    3815 BRANTLEY PLACE CI     APOPKA             FL     32703      $271,772.82
  600107256     SCHNEIDER                  3702 BACCURATE WAY         MARIETTA           GA     30062      $354,549.36
  600107257     WRIGHT                     3371 SAXONY GLEN           MARIETTA           GA     30066      $238,967.12
  600107258     BARKER                     4244 WIEUCA OVERLOOK       ATLANTA            GA     30342      $289,849.90
  600107259     HOW LIU                    801 W SAVANNA CT           PEORIA             IL     61615      $378,133.00
  600107260     HICKMAN                    1201 RICHMOND LN           WILMETTE           IL     60091      $298,708.87
  600107261     HAYS                       20587 N MEADOW LN          BARRINGTON         IL     60010      $418,889.41
  600107263     SCHOPF                     11 LAKESIDE PL             HIGHLAND PARK      IL     60035      $266,865.08
  600107264     MASSE                      25 W527 HAMILTON DR        WHEATON            IL     60187      $254,814.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107248     MILLER                       7.750      .250    7.500     .0500     7.450     08/01/2027
  600107250     ORTEGA                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600107251     NORRIS                       7.375      .250    7.125     .0500     7.075     11/01/2027
  600107253     SCHATTNER                    7.875      .250    7.625     .0500     7.575     08/01/2027
  600107254     HAIN                         7.875      .250    7.625     .0500     7.575     09/01/2027
  600107255     NEWCOMB                      8.000      .250    7.750     .0500     7.700     09/01/2027
  600107256     SCHNEIDER                    7.875      .250    7.625     .0500     7.575     07/01/2027
  600107257     WRIGHT                       7.750      .250    7.500     .0500     7.450     08/01/2027
  600107258     BARKER                       7.375      .250    7.125     .0500     7.075     08/01/2027
  600107259     HOW LIU                      7.875      .250    7.625     .0500     7.575     07/01/2027
  600107260     HICKMAN                      7.750      .250    7.500     .0500     7.450     08/01/2027
  600107261     HAYS                         7.750      .250    7.500     .0500     7.450     08/01/2027
  600107263     SCHOPF                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600107264     MASSE                        7.750      .250    7.500     .0500     7.450     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107248     MILLER                     092481426                  $2,005.95                  02/01/1998             360
  600107250     ORTEGA                     092481428                  $2,075.52                  02/01/1998             360
  600107251     NORRIS                     09248164555                $1,747.41                  02/01/1998             360
  600107253     SCHATTNER                  092481429                  $1,812.68                  02/01/1998             360
  600107254     HAIN                       092481430                  $3,596.35                  02/01/1998             360
  600107255     NEWCOMB                    092481431                  $2,000.98        12        02/01/1998             360
  600107256     SCHNEIDER                  092481487                  $2,583.43                  02/01/1998             360
  600107257     WRIGHT                     092481675                  $1,719.39                  02/01/1998             360
  600107258     BARKER                     092481536                  $2,011.25                  02/01/1998             360
  600107259     HOW LIU                    092481618                  $2,755.26                  02/01/1998             360
  600107260     HICKMAN                    092481532                  $2,149.24                  02/01/1998             360
  600107261     HAYS                       092481804                  $3,013.95                  02/01/1998             360
  600107263     SCHOPF                     092481534                  $1,919.99                  02/01/1998             360
  600107264     MASSE                      092481526                  $1,834.02        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107248     MILLER                      .00       .00       .00       .000        .250          .300      $379,000.00    N
  600107250     ORTEGA                      .00       .00       .00       .000        .250          .300      $485,000.00    N
  600107251     NORRIS                      .00       .00       .00       .000        .250          .300      $353,000.00    N
  600107253     SCHATTNER                   .00       .00       .00       .000        .250          .300      $389,000.00    N
  600107254     HAIN                        .00       .00       .00       .000        .250          .300      $620,000.00    N
  600107255     NEWCOMB                     .00       .00       .00       .000        .250          .300      $303,000.00    N
  600107256     SCHNEIDER                   .00       .00       .00       .000        .250          .300      $496,000.00    N
  600107257     WRIGHT                      .00       .00       .00       .000        .250          .300      $349,035.25    N
  600107258     BARKER                      .00       .00       .00       .000        .250          .300      $364,000.00    N
  600107259     HOW LIU                     .00       .00       .00       .000        .250          .300      $475,000.00    N
  600107260     HICKMAN                     .00       .00       .00       .000        .250          .300      $470,000.00    N
  600107261     HAYS                        .00       .00       .00       .000        .250          .300      $525,900.00    N
  600107263     SCHOPF                      .00       .00       .00       .000        .250          .300      $335,000.00    N
  600107264     MASSE                       .00       .00       .00       .000        .250          .300      $310,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107265     COLLINS                    2526 THORNWOOD             WILMETTE           IL     60091      $351,045.74
  600107266     TOLPA                      1608 LUTHER AV             OAKBROOK TERRAC    IL     60181      $241,110.42
  600107268     BRIERE                     13256 BLACKTERN WY         CARMEL             IN     46033      $249,149.75
  600107271     OLIVIERI                   199 EDGE HILL RD           MILTON             MA     02186      $261,075.32
  600107272     KROCHUNE                   25 DONNA ROAD              BILLERICA          MA     01821      $230,580.43
  600107273     NORTON                     41 RISLEY RD               NEWTON             MA     02165      $318,690.03
  600107274     SEXTON                     655 MAIN STREET            BOLTON             MA     01740      $233,161.65
  600107275     WHITE- 3478841             8 FRANCIS ST               BROOKLINE          MA     02146      $280,776.92
  600107276     BARTLEY                    6160 OSPREY RIDGE DR       MT. AIRY           MD     21771      $287,438.62
  600107277     LEGAULT                    1347 PATTERSON AVE SE      KENTWOOD           MI     49546      $267,088.82
  600107279     MCCORMICK                  110 BIRCHWOOD AV           BIRCHWOOD          MN     55110      $238,101.94
  600107280     SCHAIDLER                  5325 UPTON AVE S           MINNEAPOLIS        MN     55410      $240,287.09
  600107281     ROHDE JR                   9100 HERITAGE WY           WOODBURY           MN     55125      $327,732.82
  600107282     WHILLOCK                   2 BIRCH LN                 NORTH OAKS         MN     55127      $228,461.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107265     COLLINS                      8.000      .250    7.750     .0500     7.700     10/01/2027
  600107266     TOLPA                        8.000      .250    7.750     .0500     7.700     11/01/2027
  600107268     BRIERE                       7.875      .250    7.625     .0500     7.575     08/01/2027
  600107271     OLIVIERI                     7.875      .250    7.625     .0500     7.575     08/01/2027
  600107272     KROCHUNE                     8.000      .250    7.750     .0500     7.700     08/01/2027
  600107273     NORTON                       8.000      .250    7.750     .0500     7.700     08/01/2027
  600107274     SEXTON                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600107275     WHITE- 3478841               7.625      .250    7.375     .0500     7.325     10/01/2027
  600107276     BARTLEY                      7.375      .250    7.125     .0500     7.075     09/01/2027
  600107277     LEGAULT                      8.000      .250    7.750     .0500     7.700     09/01/2027
  600107279     MCCORMICK                    7.500      .250    7.250     .0500     7.200     09/01/2027
  600107280     SCHAIDLER                    7.875      .250    7.625     .0500     7.575     08/01/2027
  600107281     ROHDE JR                     7.375      .250    7.125     .0500     7.075     09/01/2027
  600107282     WHILLOCK                     7.500      .250    7.250     .0500     7.200     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107265     COLLINS                    092481527                  $2,582.86                  02/01/1998             360
  600107266     TOLPA                      092481528                  $1,772.78                  02/01/1998             360
  600107268     BRIERE                     092481530                  $1,814.13        12        02/01/1998             360
  600107271     OLIVIERI                   092481678                  $1,908.39                  02/01/1998             360
  600107272     KROCHUNE                   092481484                  $1,701.60        12        02/01/1998             360
  600107273     NORTON                     092481485                  $2,348.05                  02/01/1998             360
  600107274     SEXTON                     092481616                  $1,716.97                  02/01/1998             360
  600107275     WHITE- 3478841             092481697                  $1,993.15                  02/01/1998             360
  600107276     BARTLEY                    092481516                  $1,992.94        12        02/01/1998             360
  600107277     LEGAULT                    092481619                  $1,966.49        12        02/01/1998             360
  600107279     MCCORMICK                  092481517                  $1,671.13                  02/01/1998             360
  600107280     SCHAIDLER                  092481518                  $1,749.60                  02/01/1998             360
  600107281     ROHDE JR                   092481519                  $2,272.32                  02/01/1998             360
  600107282     WHILLOCK                   092481523                  $1,604.70        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107265     COLLINS                     .00       .00       .00       .000        .250          .300      $440,000.00    N
  600107266     TOLPA                       .00       .00       .00       .000        .250          .300      $302,085.00    N
  600107268     BRIERE                      .00       .00       .00       .000        .250          .300      $278,000.00    N
  600107271     OLIVIERI                    .00       .00       .00       .000        .250          .300      $329,000.00    N
  600107272     KROCHUNE                    .00       .00       .00       .000        .250          .300      $272,000.00    N
  600107273     NORTON                      .00       .00       .00       .000        .250          .300      $450,000.00    N
  600107274     SEXTON                      .00       .00       .00       .000        .250          .300      $296,000.00    N
  600107275     WHITE- 3478841              .00       .00       .00       .000        .250          .300      $352,000.00    N
  600107276     BARTLEY                     .00       .00       .00       .000        .250          .300      $339,500.00    N
  600107277     LEGAULT                     .00       .00       .00       .000        .250          .300      $298,000.00    N
  600107279     MCCORMICK                   .00       .00       .00       .000        .250          .300      $300,000.00    N
  600107280     SCHAIDLER                   .00       .00       .00       .000        .250          .300      $301,650.00    N
  600107281     ROHDE JR                    .00       .00       .00       .000        .250          .300      $429,000.00    N
  600107282     WHILLOCK                    .00       .00       .00       .000        .250          .300      $255,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107283     RAEKER                     2561 MAYFLOWER AV          MINNETONKA         MN     55343      $245,519.16
  600107284     ROGERS                     2150 ENGLEWOOD TERRACE CT  CHESTERFIELD       MO     63017      $258,115.11
  600107285     HOLLIDAY                   119 VIREO WAY              DUCK               NC     27949      $249,276.20
  600107286     RIGGI                      11915 AUSTIN COURT         MINT HILL          NC     28227      $227,196.11
  600107287     DELEGGE                    220509 JOHN GAMBLE RD      CORNELIUS          NC     28031      $285,061.60
  600107290     TRACHTENBERG               28 EDGEWOOD AV             LARCHMONT          NY     10538      $314,706.41
  600107291     SCHWARTZ                   2 BEAUMONT DR              MELVILLE           NY     11747      $243,719.88
  600107294     KLEINHENZ                  1875 NEWBURY CT            WESTLAKE           OH     44145      $257,972.78
  600107295     LOFTUS                     1822 WROXTON               HOUSTON            TX     77005      $259,518.63
  600107296     WHITE- 3478841             13314 CYPRESS POND         CYPRESS            TX     77429      $247,702.25
  600107297     MOLINA                     22 FOSTER'S GREEN DR       SUGARLAND          TX     77479      $266,638.41
  600107298     STIEGEMEIER                3493 W WRANGLER AY WY      PARK CITY          UT     84098      $234,546.12
  600107299     WILLIAMS                   1407 WESTBY                MCLEAN             VA     22101      $248,410.23
  600107300     MARTINEZ                   2227 78TH AVE NE           MEDINA             WA     98039      $250,820.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107283     RAEKER                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600107284     ROGERS                       7.500      .250    7.250     .0500     7.200     08/01/2027
  600107285     HOLLIDAY                     8.375      .250    8.125     .0500     8.075     06/01/2027
  600107286     RIGGI                        8.125      .250    7.875     .0500     7.825     06/01/2027
  600107287     DELEGGE                      8.125      .250    7.875     .0500     7.825     07/01/2027
  600107290     TRACHTENBERG                 8.000      .250    7.750     .0500     7.700     08/01/2027
  600107291     SCHWARTZ                     7.625      .250    7.375     .0500     7.325     08/01/2027
  600107294     KLEINHENZ                    7.750      .250    7.500     .0500     7.450     09/01/2027
  600107295     LOFTUS                       7.875      .250    7.625     .0500     7.575     07/01/2027
  600107296     WHITE- 3478841               7.625      .250    7.375     .0500     7.325     08/01/2027
  600107297     MOLINA                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600107298     STIEGEMEIER                  7.875      .250    7.625     .0500     7.575     10/01/2027
  600107299     WILLIAMS                     7.875      .250    7.625     .0500     7.575     05/01/2027
  600107300     MARTINEZ                     8.125      .250    7.875     .0500     7.825     07/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107283     RAEKER                     092481520                  $1,765.24                  02/01/1998             360
  600107284     ROGERS                     092481521                  $1,813.41        12        02/01/1998             360
  600107285     HOLLIDAY                   092481522                  $1,915.39                  02/01/1998             360
  600107286     RIGGI                      092481524                  $1,710.72                  02/01/1998             360
  600107287     DELEGGE                    092481525                  $2,126.52                  02/01/1998             360
  600107290     TRACHTENBERG               092481589                  $2,318.70                  02/01/1998             360
  600107291     SCHWARTZ                   09248157333                $1,732.68                  02/01/1998             360
  600107294     KLEINHENZ                  092481417                  $1,862.68                  02/01/1998             360
  600107295     LOFTUS                     09248182222                $1,890.98                  02/01/1998             360
  600107296     WHITE- 3478841             092481697                  $1,760.99                  02/01/1998             360
  600107297     MOLINA                     092481425                  $1,919.27        12        02/01/1998             360
  600107298     STIEGEMEIER                092481424                  $1,705.37                  02/01/1998             360
  600107299     WILLIAMS                   092481676                  $1,812.68                  02/01/1998             360
  600107300     MARTINEZ                   092481413                  $1,871.10        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107283     RAEKER                      .00       .00       .00       .000        .250          .300      $308,000.00    N
  600107284     ROGERS                      .00       .00       .00       .000        .250          .300      $273,000.00    N
  600107285     HOLLIDAY                    .00       .00       .00       .000        .250          .300      $315,000.00    N
  600107286     RIGGI                       .00       .00       .00       .000        .250          .300      $288,000.00    N
  600107287     DELEGGE                     .00       .00       .00       .000        .250          .300      $358,000.00    N
  600107290     TRACHTENBERG                .00       .00       .00       .000        .250          .300      $395,000.00    N
  600107291     SCHWARTZ                    .00       .00       .00       .000        .250          .300      $306,000.00    N
  600107294     KLEINHENZ                   .00       .00       .00       .000        .250          .300      $340,000.00    N
  600107295     LOFTUS                      .00       .00       .00       .000        .250          .300      $326,000.00    N
  600107296     WHITE- 3478841              .00       .00       .00       .000        .250          .300      $311,000.00    N
  600107297     MOLINA                      .00       .00       .00       .000        .250          .300      $282,000.00    N
  600107298     STIEGEMEIER                 .00       .00       .00       .000        .250          .300      $294,000.00    N
  600107299     WILLIAMS                    .00       .00       .00       .000        .250          .300      $419,000.00    N
  600107300     MARTINEZ                    .00       .00       .00       .000        .250          .300      $280,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107301     WATSON                     17237 SE 46TH ST           BELLEVUE           WA     98006      $262,003.98
  600107302     MEYERS                     7710 N CLUB CI             FOX POINT          WI     53217      $326,657.30
  600107303     SPRECHER                   32 ELEVENTH AV             SOUTHERN SHORES    NC     27949      $227,012.29
  600107304     HOLLIS                     33229 SOUTHEAST 44TH PL    FALL CITY          WA     98024      $231,599.62
  600107306     GEIMER                     6449 NORTH CALDWELL ST     CHICAGO            IL     60646      $398,640.03
  600107307     CHICKS                     25529 W. LOOMIS RD         WIND LAKE          WI     53185      $232,878.70
  600107308     LYNCH                      398 W. STREETSBORO ST      HUDSON             OH     44236      $308,420.95
  600107309     ROGERS                     3 FORESTER RD              LINCOLN            MA     01773      $298,825.58
  600107310     SULLIVAN                   20 SHADY HILL ROAD         NEWTO              MA     02161      $358,775.99
  600107311     DOTSON                     7617 WINGFOOT DRIVE        RALEIGH            NC     27615      $275,984.75
  600107312     MCMILLAN                   4747 N PAULINA             CHICAGO            IL     60640      $239,184.00
  600107313     POUTRE                     153 ALDER LANE             NORTH FALMOUTH     MA     02556      $234,180.66
  600107314     GILES                      6424 CEDARCROFT DRIVE      CHARLOTTE          NC     28217      $283,981.16
  600107315     SLEIGH                     871 JASMINE AVENUE PL      LAKE ELMO          MN     55042      $241,134.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107301     WATSON                       7.625      .250    7.375     .0500     7.325     08/01/2027
  600107302     MEYERS                       8.000      .250    7.750     .0500     7.700     08/01/2027
  600107303     SPRECHER                     8.500      .250    8.250     .0500     8.200     07/01/2027
  600107304     HOLLIS                       8.375      .250    8.125     .0500     8.075     05/01/2027
  600107306     GEIMER                       8.000      .250    7.750     .0500     7.700     09/01/2027
  600107307     CHICKS                       8.000      .250    7.750     .0500     7.700     07/01/2027
  600107308     LYNCH                        7.875      .250    7.625     .0500     7.575     09/01/2027
  600107309     ROGERS                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600107310     SULLIVAN                     8.000      .250    7.750     .0500     7.700     09/01/2027
  600107311     DOTSON                       7.625      .250    7.375     .0500     7.325     09/01/2027
  600107312     MCMILLAN                     8.000      .250    7.750     .0500     7.700     09/01/2027
  600107313     POUTRE                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600107314     GILES                        7.750      .250    7.500     .0500     7.450     09/01/2027
  600107315     SLEIGH                       7.750      .250    7.500     .0500     7.450     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107301     WATSON                     092481416                  $1,875.65                  02/01/1998             360
  600107302     MEYERS                     092481617                  $2,406.75                  02/01/1998             360
  600107303     SPRECHER                   092481412                  $1,753.13                  02/01/1998             360
  600107304     HOLLIS                     09248161444                $1,771.73        12        02/01/1998             360
  600107306     GEIMER                     092481414                  $2,935.06                  02/01/1998             360
  600107307     CHICKS                     092481674                  $1,717.01                  02/01/1998             360
  600107308     LYNCH                      092481418                  $2,244.09                  02/01/1998             360
  600107309     ROGERS                     092481419                  $2,149.24                  02/01/1998             360
  600107310     SULLIVAN                   092481420                  $2,641.56                  02/01/1998             360
  600107311     DOTSON                     092481421                  $1,960.59                  02/01/1998             360
  600107312     MCMILLAN                   092481422                  $1,761.04                  02/01/1998             360
  600107313     POUTRE                     092481423                  $1,703.92                  02/01/1998             360
  600107314     GILES                      092481515                  $2,041.78                  02/01/1998             360
  600107315     SLEIGH                     092481779                  $1,733.72                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107301     WATSON                      .00       .00       .00       .000        .250          .300      $374,950.00    N
  600107302     MEYERS                      .00       .00       .00       .000        .250          .300      $410,000.00    N
  600107303     SPRECHER                    .00       .00       .00       .000        .250          .300      $285,000.00    N
  600107304     HOLLIS                      .00       .00       .00       .000        .250          .300      $259,000.00    N
  600107306     GEIMER                      .00       .00       .00       .000        .250          .300      $600,000.00    N
  600107307     CHICKS                      .00       .00       .00       .000        .250          .300      $332,000.00    N
  600107308     LYNCH                       .00       .00       .00       .000        .250          .300      $400,000.00    N
  600107309     ROGERS                      .00       .00       .00       .000        .250          .300      $550,000.00    N
  600107310     SULLIVAN                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600107311     DOTSON                      .00       .00       .00       .000        .250          .300      $399,000.00    N
  600107312     MCMILLAN                    .00       .00       .00       .000        .250          .300      $300,000.00    N
  600107313     POUTRE                      .00       .00       .00       .000        .250          .300      $400,000.00    N
  600107314     GILES                       .00       .00       .00       .000        .250          .300      $385,000.00    N
  600107315     SLEIGH                      .00       .00       .00       .000        .250          .300      $325,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107316     RESNIK                     4315 ROSEWOOD LN           PLYMOUTH           MN     55442      $283,073.50
  600107317     MALIK                      7808 ESTRELLA CT           SARASOTA           FL     34238      $341,773.80
  600107318     STANLEY                    2998 FOXBOROUGH DR         GREENWOOD          IN     46143      $361,669.50
  600107320     SLAY                       1608 HIGH HOLLY            RALEIGH            NC     27614      $239,009.52
  600107321     SUMPTER                    6697 KENNEBUCK ST. NW      CANTON             OH     44718      $357,651.09
  600107322     KIMBALL                    4335 GREENBRIAR FARM RD    WINSTON-SALEM      NC     27106      $247,599.20
  600107324     VANHORN                    13 HENLEY ROAD             ACTON              MA     01720      $239,184.00
  600107326     DUNN                       17003 NE 136TH PL          REDMOND            WA     98052      $370,740.10
  600107327     ANDERSON                   16403 N. OVERLOOK COURT    FOUNTAIN HILLS     AZ     85268      $222,409.51
  600107328     HENDRICKS                  6979 SUNCREST DR           SALINE             MI     48176      $246,984.74
  600107329     SCALISI                    28318 SECLUDED LN          FARMINGTON HILL    MI     48331      $241,110.42
  600107330     BROOKS                     557 RIDGEMOOR DR           WILLOWBROOK        IL     60521      $303,196.43
  600107332     SAWYER JR                  10 PEACH TREE PATH         ANDOVER            MA     01810      $280,401.16
  600107333     SCHAEFFEL                  3361 BROKEN RIDGE          MASON              OH     45040      $334,766.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107316     RESNIK                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600107317     MALIK                        7.750      .250    7.500     .0500     7.450     09/01/2027
  600107318     STANLEY                      7.625      .250    7.375     .0500     7.325     09/01/2027
  600107320     SLAY                         7.500      .250    7.250     .0500     7.200     09/01/2027
  600107321     SUMPTER                      7.500      .250    7.250     .0500     7.200     09/01/2027
  600107322     KIMBALL                      8.125      .250    7.875     .0500     7.825     08/01/2027
  600107324     VANHORN                      8.000      .250    7.750     .0500     7.700     09/01/2027
  600107326     DUNN                         7.750      .250    7.500     .0500     7.450     10/01/2027
  600107327     ANDERSON                     7.750      .250    7.500     .0500     7.450     09/01/2027
  600107328     HENDRICKS                    7.875      .250    7.625     .0500     7.575     11/01/2027
  600107329     SCALISI                      8.000      .250    7.750     .0500     7.700     11/01/2027
  600107330     BROOKS                       8.125      .250    7.875     .0500     7.825     10/01/2027
  600107332     SAWYER JR                    7.750      .250    7.500     .0500     7.450     11/01/2027
  600107333     SCHAEFFEL                    7.625      .250    7.375     .0500     7.325     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107316     RESNIK                     092481514                  $2,041.78                  02/01/1998             360
  600107317     MALIK                      092481465                  $2,457.30                  02/01/1998             360
  600107318     STANLEY                    092481466                  $2,569.30                  02/01/1998             360
  600107320     SLAY                       092481473                  $1,678.12                  02/01/1998             360
  600107321     SUMPTER                    092481470                  $2,510.18                  02/01/1998             360
  600107322     KIMBALL                    092481471                  $1,848.82                  02/01/1998             360
  600107324     VANHORN                    092481637                  $1,761.04        12        02/01/1998             360
  600107326     DUNN                       092481463                  $2,663.63                  02/01/1998             360
  600107327     ANDERSON                   092481469                  $1,604.77                  02/01/1998             360
  600107328     HENDRICKS                  092481468                  $1,794.55                  02/01/1998             360
  600107329     SCALISI                    092481464                  $1,772.78                  02/01/1998             360
  600107330     BROOKS                     092481644                  $2,257.20                  02/01/1998             360
  600107332     SAWYER JR                  09248165444                $2,013.12                  02/01/1998             360
  600107333     SCHAEFFEL                  092481467                  $2,374.65        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107316     RESNIK                      .00       .00       .00       .000        .250          .300      $385,000.00    N
  600107317     MALIK                       .00       .00       .00       .000        .250          .300      $501,000.00    N
  600107318     STANLEY                     .00       .00       .00       .000        .250          .300      $455,000.00    N
  600107320     SLAY                        .00       .00       .00       .000        .250          .300      $305,000.00    N
  600107321     SUMPTER                     .00       .00       .00       .000        .250          .300      $490,000.00    N
  600107322     KIMBALL                     .00       .00       .00       .000        .250          .300      $322,000.00    N
  600107324     VANHORN                     .00       .00       .00       .000        .250          .300      $280,000.00    N
  600107326     DUNN                        .00       .00       .00       .000        .250          .300      $480,000.00    N
  600107327     ANDERSON                    .00       .00       .00       .000        .250          .300      $300,000.00    N
  600107328     HENDRICKS                   .00       .00       .00       .000        .250          .300      $310,000.00    N
  600107329     SCALISI                     .00       .00       .00       .000        .250          .300      $320,000.00    N
  600107330     BROOKS                      .00       .00       .00       .000        .250          .300      $435,000.00    N
  600107332     SAWYER JR                   .00       .00       .00       .000        .250          .300      $370,000.00    N
  600107333     SCHAEFFEL                   .00       .00       .00       .000        .250          .300      $379,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107335     FRANKEL                    169 BUCKMINSTER RD         BROOKLINE          MA     02146      $478,284.07
  600107336     LLOYD                      8203 CALIFORNIA AVE SW     SEATTLE            WA     98136      $247,024.75
  600107337     JANSEN                     1979 ULAO CT               GRAFTON            WI     53024      $298,256.52
  600107338     LONERGAN                   401 SULLIVAN FARMS LN      STEVENSVILLE       MD     21666      $548,139.51
  600107339     LINDQUIST                  3855 HWY C                 WEST BEND          WI     53095      $397,862.59
  600107364     BLACK  GARY R              6275   SOUTH SHENANDOAH    SALT LAKE CITY     UT     84121      $518,805.65
  600107372     HOLMES  ROBERT             205    ASHAROKEN AVENUE    NORTHPORT          NY     11768      $997,759.55
  600107401     WIEDEMAN  ROBERT J         12097  NORTH FOXVIEW DR    NORTHPORT          MI     49670      $461,928.46
  600107433     DAVIS  EVERETT E           5730   NORTH CASA BLANC    PARADISE VALLEY    AZ     85253      $889,699.92
  600107548     CHEON  DAVID Y             11623  FOREST SPRING CT    CUPERTINO          CA     95014      $478,924.61
  600107592     SKOGEBO  ALLEN A           1500   CHELTENHAM CT       CROWNSVILLE        MD     21032      $473,332.91
  600107597     GREGORY  EUGENE W          10617  BURBANK DRIVE       POTOMAC            MD     20854      $711,003.51
  600107620     SCHWARTZ  JOSEPH           315    N CITRUS AVE        LOS ANGELES        CA     90036      $474,643.12
  600107622     HELMIG  TIMOTHY H          6111   KENNEDY DR          CHEVY CHASE        MD     20815      $867,519.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107335     FRANKEL                      7.750      .250    7.500     .0500     7.450     09/01/2027
  600107336     LLOYD                        7.375      .250    7.125     .0500     7.075     09/01/2027
  600107337     JANSEN                       7.875      .250    7.625     .0500     7.575     10/01/2027
  600107338     LONERGAN                     7.875      .250    7.625     .0500     7.575     08/01/2027
  600107339     LINDQUIST                    7.750      .250    7.500     .0500     7.450     10/01/2027
  600107364     BLACK  GARY R                7.375      .250    7.125     .0400     7.085     11/01/2027
  600107372     HOLMES  ROBERT               7.500      .250    7.250     .0400     7.210     11/01/2027
  600107401     WIEDEMAN  ROBERT J           8.000      .250    7.750     .0400     7.710     08/01/2027
  600107433     DAVIS  EVERETT E             7.750      .250    7.500     .0400     7.460     11/01/2027
  600107548     CHEON  DAVID Y               7.500      .250    7.250     .0400     7.210     11/01/2027
  600107592     SKOGEBO  ALLEN A             7.250      .250    7.000     .0400     6.960     11/01/2027
  600107597     GREGORY  EUGENE W            7.500      .250    7.250     .0400     7.210     11/01/2027
  600107620     SCHWARTZ  JOSEPH             7.750      .250    7.500     .0400     7.460     10/01/2027
  600107622     HELMIG  TIMOTHY H            7.750      .250    7.500     .0400     7.460     10/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107335     FRANKEL                    092481583                  $3,438.78                  02/01/1998             360
  600107336     LLOYD                      092481535                  $1,726.69                  02/01/1998             360
  600107337     JANSEN                     092481585                  $2,175.21                  02/01/1998             360
  600107338     LONERGAN                   092481588                  $3,991.14                  02/01/1998             360
  600107339     LINDQUIST                  092481587                  $2,858.49                  02/01/1998             360
  600107364     BLACK  GARY R              1497017359                 $3,591.51                  02/01/1998             360
  600107372     HOLMES  ROBERT             1106096222                 $6,992.15                  02/01/1998             360
  600107401     WIEDEMAN  ROBERT J         1507243862                 $3,404.67                  02/01/1998             360
  600107433     DAVIS  EVERETT E           1569183894                 $6,387.54                  02/01/1998             360
  600107548     CHEON  DAVID Y             1506358177                 $3,356.23                  02/01/1998             360
  600107592     SKOGEBO  ALLEN A           1731147723                 $3,236.59                  02/01/1998             360
  600107597     GREGORY  EUGENE W          1761117572                 $4,982.60                  02/01/1998             360
  600107620     SCHWARTZ  JOSEPH           1506329850                 $3,410.12                  02/01/1998             360
  600107622     HELMIG  TIMOTHY H          1507299007                 $6,232.79                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107335     FRANKEL                     .00       .00       .00       .000        .250          .300      $685,000.00    N
  600107336     LLOYD                       .00       .00       .00       .000        .250          .300      $395,000.00    N
  600107337     JANSEN                      .00       .00       .00       .000        .250          .300      $500,000.00    N
  600107338     LONERGAN                    .00       .00       .00       .000        .250          .300      $825,000.00    N
  600107339     LINDQUIST                   .00       .00       .00       .000        .250          .300      $790,000.00    N
  600107364     BLACK  GARY R               .00       .00       .00       .000        .250          .290      $800,000.00    N
  600107372     HOLMES  ROBERT              .00       .00       .00       .000        .250          .290    $1,900,000.00    N
  600107401     WIEDEMAN  ROBERT J          .00       .00       .00       .000        .250          .290      $580,000.00    N
  600107433     DAVIS  EVERETT E            .00       .00       .00       .000        .250          .290    $1,250,000.00    N
  600107548     CHEON  DAVID Y              .00       .00       .00       .000        .250          .290      $718,000.00    N
  600107592     SKOGEBO  ALLEN A            .00       .00       .00       .000        .250          .290      $593,076.00    N
  600107597     GREGORY  EUGENE W           .00       .00       .00       .000        .250          .290    $1,300,000.00    N
  600107620     SCHWARTZ  JOSEPH            .00       .00       .00       .000        .250          .290      $650,000.00    N
  600107622     HELMIG  TIMOTHY H           .00       .00       .00       .000        .250          .290    $1,212,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107694     PATTERSON  KELVIN R        2821   ALHAMBRA DR         BELMONT            CA     94002      $478,525.48
  600107904     GREENWALD  SCOTT           1656   VOORHEES AVENUE     MANHATTAN BEACH    CA     90266      $478,924.61
  600107947     WALDRON  NEIL J            3106   CHERRYRIDGE RD      ENGLEWOOD          CO     80110      $517,608.66
  600108073     FAIRBANKS  GRANT R         2850   E BLUE SPRUCE DR    SALT LAKE CITY     UT     84117      $524,879.05
  600108166     DANIEL OCHYSKI              54543 ROSELAWN COURT      SHELBY TWP         MI     48316      $274,175.95
  600108168     GEORGE K STEVENS            N 105 FORBES DRIVE        GENEVA             IL     60134      $301,189.77
  600108173     PHILLIP R CABRERA            2422 RIVERMIST COURT     NAPERVILLE         IL     60565      $319,523.54
  600109409     O'NEAL                     8223 PARKSIDE DRIVE        CLAYTON            MO     63105      $351,667.65
  600109432     LEVIN SC                   283 PROSPECT STREET        BELMONT            MA     02178      $685,091.49
  600115634     ISAAC, DENNIS              324 WARREN DRIV            SAN FRANCISCO      CA     94131      $329,105.42
  600115635     HOEFS, CHARLES             470 HALE STREET            PALO ALTO          CA     94301      $885,156.66
  600115636     MAGER, ROBERT              3046 SERENA ROA            SANTA BARBARA      CA     93105      $275,440.72
  600115638     BARRON, STEPHANIE          1431 BELFAST DR            LOS ANGELES        CA     90069      $299,464.36
  600115639     PERRY, STEPHEN             40 CEDARBR                 IRVINE             CA     92620      $308,447.54


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107694     PATTERSON  KELVIN R          7.375      .250    7.125     .0400     7.085     10/01/2027
  600107904     GREENWALD  SCOTT             7.500      .250    7.250     .0400     7.210     11/01/2027
  600107947     WALDRON  NEIL J              7.375      .250    7.125     .0400     7.085     12/01/2027
  600108073     FAIRBANKS  GRANT R           7.750      .250    7.500     .0400     7.460     11/01/2027
  600108166     DANIEL OCHYSKI               7.500      .250    7.250     .0500     7.200     10/01/2027
  600108168     GEORGE K STEVENS             7.950      .250    7.700     .0500     7.650     12/01/2027
  600108173     PHILLIP R CABRERA            7.500      .250    7.250     .0500     7.200     12/01/2027
  600109409     O'NEAL                       7.625      .250    7.375     .0500     7.325     09/01/2027
  600109432     LEVIN SC                     7.875      .250    7.625     .0500     7.575     08/01/2027
  600115634     ISAAC, DENNIS                8.000      .250    7.750     .0500     7.700     10/01/2027
  600115635     HOEFS, CHARLES               7.875      .250    7.625     .0500     7.575     11/01/2027
  600115636     MAGER, ROBERT                8.000      .250    7.750     .0500     7.700     11/01/2027
  600115638     BARRON, STEPHANIE            7.625      .250    7.375     .0500     7.325     12/01/2027
  600115639     PERRY, STEPHEN               7.625      .250    7.375     .0500     7.325     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107694     PATTERSON  KELVIN R        1561370752                 $3,315.25                  02/01/1998             360
  600107904     GREENWALD  SCOTT           1596048870                 $3,356.23                  02/01/1998             360
  600107947     WALDRON  NEIL J            1463008903                 $3,580.46                  02/01/1998             360
  600108073     FAIRBANKS  GRANT R         1497017392                 $3,768.33                  02/01/1998             360
  600108166     DANIEL OCHYSKI             3305489                    $1,922.84                  02/01/1998             360
  600108168     GEORGE K STEVENS           3370277                    $2,202.54                  02/01/1998             360
  600108173     PHILLIP R CABRERA          3392792                    $2,237.49                  02/01/1998             360
  600109409     O'NEAL                     0923609                    $2,533.19                  02/01/1998             360
  600109432     LEVIN SC                   0940441                    $4,988.48                  02/01/1998             360
  600115634     ISAAC, DENNIS              1193358                    $2,421.42                  02/01/1998             360
  600115635     HOEFS, CHARLES             1203793                    $6,431.37                  02/01/1998             360
  600115636     MAGER, ROBERT              1264746                    $2,025.19         2        02/01/1998             360
  600115638     BARRON, STEPHANIE          1197276                    $2,123.38                  02/01/1998             360
  600115639     PERRY, STEPHEN             1212562                    $2,189.91                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107694     PATTERSON  KELVIN R         .00       .00       .00       .000        .250          .290      $600,000.00    N
  600107904     GREENWALD  SCOTT            .00       .00       .00       .000        .250          .290      $775,000.00    N
  600107947     WALDRON  NEIL J             .00       .00       .00       .000        .250          .290      $648,000.00    N
  600108073     FAIRBANKS  GRANT R          .00       .00       .00       .000        .250          .290      $715,000.00    N
  600108166     DANIEL OCHYSKI              .00       .00       .00       .000        .250          .300      $410,000.00    N
  600108168     GEORGE K STEVENS            .00       .00       .00       .000        .250          .300      $377,000.00    N
  600108173     PHILLIP R CABRERA           .00       .00       .00       .000        .250          .300      $520,000.00    N
  600109409     O'NEAL                      .00       .00       .00       .000        .250          .300      $441,342.00    N
  600109432     LEVIN SC                    .00       .00       .00       .000        .250          .300      $860,000.00    N
  600115634     ISAAC, DENNIS               .00       .00       .00       .000        .250          .300      $450,000.00    N
  600115635     HOEFS, CHARLES              .00       .00       .00       .000        .250          .300    $1,500,000.00    N
  600115636     MAGER, ROBERT               .00       .00       .00       .000        .250          .300      $335,000.00    N
  600115638     BARRON, STEPHANIE           .00       .00       .00       .000        .250          .300      $640,000.00    N
  600115639     PERRY, STEPHEN              .00       .00       .00       .000        .250          .300      $389,408.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115641     SWEDO, JEFFREY             33 EISENHOWER L            (COTO DE CAZA A    CA     92679      $335,553.69
  600115642     DODSON, KELLY              17775 RANCHO DE            RAMONA AREA        CA     92065      $319,569.13
  600115643     SANDS, CINDY               255 SOUTH BENTL            LOS ANGELES        CA     90049      $449,362.73
  600115644     DE GUIRE, RICHARD          4556 TALISMAN S            TORRANCE           CA     90503      $254,647.87
  600115645     SWAIN, GARY                436 STAGECOACH             GLEN ELLYN         IL     60137      $347,020.13
  600115646     MC MASTERS, TERRY          5159 NORTH CHUR            GREENSBORO         NC     27455      $284,625.88
  600115648     JONES, JR., FRED           1336 MOKELUMNE             ANTIOCH            CA     94509      $245,792.57
  600115649     BOWLEY, JOHN               2301 SILVE                 LAS VEGAS          NV     89134      $305,587.99
  600115650     McCARTHY, NEAL             1356 MILTON AVE            WALNUT CREEK       CA     94596      $239,660.13
  600115651     CURRY, ROY                 2545 GREEN STRE            SAN FRANCISCO      CA     94123      $920,661.12
  600115652     KARHOHS, FRED              4855 WEST                  RENO               NV     89509      $246,707.29
  600115654     TROCKER, DAVID             1614 COUNTRY CL            GLENDALE           CA     91206      $318,759.22
  600115655     REDMOND, HELENE            412 VALLEY STRE            SAN FRANCISCO      CA     94131      $316,551.08
  600115656     SHI, JUN                   2942 MIRALOMA W            UNION CITY         CA     94587      $311,558.16


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115641     SWEDO, JEFFREY               8.125      .250    7.875     .0500     7.825     12/01/2027
  600115642     DODSON, KELLY                8.000      .250    7.750     .0500     7.700     12/01/2027
  600115643     SANDS, CINDY                 7.750      .250    7.500     .0500     7.450     12/01/2027
  600115644     DE GUIRE, RICHARD            7.875      .250    7.625     .0500     7.575     12/01/2027
  600115645     SWAIN, GARY                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600115646     MC MASTERS, TERRY            8.125      .250    7.875     .0500     7.825     12/01/2027
  600115648     JONES, JR., FRED             7.625      .250    7.375     .0500     7.325     12/01/2027
  600115649     BOWLEY, JOHN                 8.000      .250    7.750     .0500     7.700     12/01/2027
  600115650     McCARTHY, NEAL               7.750      .250    7.500     .0500     7.450     12/01/2027
  600115651     CURRY, ROY                   7.625      .250    7.375     .0500     7.325     12/01/2027
  600115652     KARHOHS, FRED                8.625      .250    8.375     .0500     8.325     12/01/2027
  600115654     TROCKER, DAVID               7.875      .250    7.625     .0500     7.575     12/01/2027
  600115655     REDMOND, HELENE              7.750      .250    7.500     .0500     7.450     12/01/2027
  600115656     SHI, JUN                     7.750      .250    7.500     .0500     7.450     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115641     SWEDO, JEFFREY             1241249                    $2,494.79                  02/01/1998             360
  600115642     DODSON, KELLY              1246545                    $2,348.05                  02/01/1998             360
  600115643     SANDS, CINDY               1247402                    $3,223.86                  02/01/1998             360
  600115644     DE GUIRE, RICHARD          1248251                    $1,848.93                  02/01/1998             360
  600115645     SWAIN, GARY                1251487                    $2,519.62                  02/01/1998             360
  600115646     MC MASTERS, TERRY          1252881                    $2,116.12                  02/01/1998             360
  600115648     JONES, JR., FRED           1254630                    $1,742.23                  02/01/1998             360
  600115649     BOWLEY, JOHN               1255454                    $2,245.32                  02/01/1998             360
  600115650     McCARTHY, NEAL             1256189                    $1,719.39                  02/01/1998             360
  600115651     CURRY, ROY                 1257229                    $6,525.86                  02/01/1998             360
  600115652     KARHOHS, FRED              1258177                    $1,921.14         1        02/01/1998             360
  600115654     TROCKER, DAVID             1259647                    $2,314.42                  02/01/1998             360
  600115655     REDMOND, HELENE            1260249                    $2,271.03                  02/01/1998             360
  600115656     SHI, JUN                   1262765                    $2,235.21                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115641     SWEDO, JEFFREY              .00       .00       .00       .000        .250          .300      $421,051.00    N
  600115642     DODSON, KELLY               .00       .00       .00       .000        .250          .300      $427,000.00    N
  600115643     SANDS, CINDY                .00       .00       .00       .000        .250          .300    $1,140,000.00    N
  600115644     DE GUIRE, RICHARD           .00       .00       .00       .000        .250          .300      $340,000.00    N
  600115645     SWAIN, GARY                 .00       .00       .00       .000        .250          .300      $465,000.00    N
  600115646     MC MASTERS, TERRY           .00       .00       .00       .000        .250          .300      $405,000.00    N
  600115648     JONES, JR., FRED            .00       .00       .00       .000        .250          .300      $307,718.00    N
  600115649     BOWLEY, JOHN                .00       .00       .00       .000        .250          .300      $390,000.00    N
  600115650     McCARTHY, NEAL              .00       .00       .00       .000        .250          .300      $330,000.00    N
  600115651     CURRY, ROY                  .00       .00       .00       .000        .250          .300    $1,800,000.00    N
  600115652     KARHOHS, FRED               .00       .00       .00       .000        .250          .300      $260,000.00    N
  600115654     TROCKER, DAVID              .00       .00       .00       .000        .250          .300      $408,000.00    N
  600115655     REDMOND, HELENE             .00       .00       .00       .000        .250          .300      $420,000.00    N
  600115656     SHI, JUN                    .00       .00       .00       .000        .250          .300      $390,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115657     WESTIN, DAVID              1471 FLAMINGO W            SUNNYVALE          CA     94087      $331,541.54
  600115658     YUAN, HSING                370 LOWER VINTN            FREMONT            CA     94539      $371,459.81
  600115659     TORF, HOWARD               657 MONACO COUR            WALNUT CREEK       CA     94598      $298,682.17
  600115660     NGO, CUONG                 1827 SONNET COU            SAN JOSE           CA     95131      $292,595.40
  600115661     HSIA, PAUL                 681 COVINGTON R            LOS ALTOS          CA     94024      $373,982.86
  600115663     POPE, THOMAS               10512 FROSTBURG            LAS VEGAS          NV     89134      $259,467.54
  600115664     LUTHER, HOMER              4583 TAM O'SHAN            WESTLAKE VILLAG    CA     91362      $260,083.38
  600115665     GRODSKY, ALLEN             3152 HADDINGTON            LOS ANGELES        CA     90064      $398,941.62
  600115666     JOSTEN, JEFFREY            6728 CRYSTAL SP            SAN JOSE           CA     95120      $386,236.75
  600115667     HWANG, MING                85 SUNSET WAY              MUIR BEACH         CA     94965      $352,431.26
  600115668     TSANG, PETER               43376 LAUREL GL            FREMONT            CA     94539      $299,564.36
  600115669     ABBATOYE, TERRANCE         9555 HIERBA ROA            AGUA DULCE         CA     91350      $334,548.94
  600115670     CHEN, DIQING               6974 SILVER FOX            SAN JOSE           CA     95120      $236,619.51
  600115671     VASQUEZ, RAYMOND           5920 PONDEROSA             LAS VEGAS          NV     89118      $250,903.04


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115657     WESTIN, DAVID                7.875      .250    7.625     .0500     7.575     12/01/2027
  600115658     YUAN, HSING                  7.625      .250    7.375     .0500     7.325     12/01/2027
  600115659     TORF, HOWARD                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600115660     NGO, CUONG                   7.875      .250    7.625     .0500     7.575     12/01/2027
  600115661     HSIA, PAUL                   7.875      .250    7.625     .0500     7.575     12/01/2027
  600115663     POPE, THOMAS                 8.250      .250    8.000     .0500     7.950     12/01/2027
  600115664     LUTHER, HOMER                8.500      .250    8.250     .0500     8.200     12/01/2027
  600115665     GRODSKY, ALLEN               8.125      .250    7.875     .0500     7.825     12/01/2027
  600115666     JOSTEN, JEFFREY              7.625      .250    7.375     .0500     7.325     12/01/2027
  600115667     HWANG, MING                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600115668     TSANG, PETER                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600115669     ABBATOYE, TERRANCE           8.000      .250    7.750     .0500     7.700     12/01/2027
  600115670     CHEN, DIQING                 8.000      .250    7.750     .0500     7.700     12/01/2027
  600115671     VASQUEZ, RAYMOND             7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115657     WESTIN, DAVID              1262864                    $2,407.23                  02/01/1998             360
  600115658     YUAN, HSING                1262930                    $2,632.99                  02/01/1998             360
  600115659     TORF, HOWARD               1263441                    $2,123.38                  02/01/1998             360
  600115660     NGO, CUONG                 1263524                    $2,124.45                  02/01/1998             360
  600115661     HSIA, PAUL                 1263581                    $2,715.38                  02/01/1998             360
  600115663     POPE, THOMAS               1263664                    $1,951.79         2        02/01/1998             360
  600115664     LUTHER, HOMER              1264118                    $2,002.25                  02/01/1998             360
  600115665     GRODSKY, ALLEN             1264704                    $2,966.28                  02/01/1998             360
  600115666     JOSTEN, JEFFREY            1264712                    $2,739.16                  02/01/1998             360
  600115667     HWANG, MING                1264944                    $2,559.49                  02/01/1998             360
  600115668     TSANG, PETER               1265321                    $2,123.38                  02/01/1998             360
  600115669     ABBATOYE, TERRANCE         1265842                    $2,458.11                  02/01/1998             360
  600115670     CHEN, DIQING               1266055                    $1,739.02                  02/01/1998             360
  600115671     VASQUEZ, RAYMOND           1266394                    $1,821.74                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115657     WESTIN, DAVID               .00       .00       .00       .000        .250          .300      $415,000.00    N
  600115658     YUAN, HSING                 .00       .00       .00       .000        .250          .300      $625,000.00    N
  600115659     TORF, HOWARD                .00       .00       .00       .000        .250          .300      $527,500.00    N
  600115660     NGO, CUONG                  .00       .00       .00       .000        .250          .300      $367,000.00    N
  600115661     HSIA, PAUL                  .00       .00       .00       .000        .250          .300      $625,000.00    N
  600115663     POPE, THOMAS                .00       .00       .00       .000        .250          .300      $288,721.00    N
  600115664     LUTHER, HOMER               .00       .00       .00       .000        .250          .300      $372,000.00    N
  600115665     GRODSKY, ALLEN              .00       .00       .00       .000        .250          .300      $500,000.00    N
  600115666     JOSTEN, JEFFREY             .00       .00       .00       .000        .250          .300      $646,000.00    N
  600115667     HWANG, MING                 .00       .00       .00       .000        .250          .300      $565,000.00    N
  600115668     TSANG, PETER                .00       .00       .00       .000        .250          .300      $468,000.00    N
  600115669     ABBATOYE, TERRANCE          .00       .00       .00       .000        .250          .300      $455,000.00    N
  600115670     CHEN, DIQING                .00       .00       .00       .000        .250          .300      $330,000.00    N
  600115671     VASQUEZ, RAYMOND            .00       .00       .00       .000        .250          .300      $335,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115672     WEST JR., WALTER           19135 BRETON PL            MONUMENT           CO     80132      $371,511.67
  600115673     LUPO, PAUL                 4305-4307 HIGHL            MANHATTAN BEACH    CA     90266      $250,678.79
  600115674     STEVEN, JEFF               8 FOOTHILL PARK            LAFAYETTE          CA     94549      $302,781.31
  600115675     BORKLUND, BILLY            2725 BATSON AVE            ROWLAND HEIGHTS    CA     91748      $299,596.08
  600115676     MILES, SCOTT               10765 CUSHDON A            LOS ANGELES        CA     90064      $339,506.27
  600115677     KUO, EDITH                 19963 WELLINGTO            SARATOGA           CA     95070      $346,704.37
  600115678     STEIN, DOUGLAS             5705 CHAMBERTIN            SAN JOSE           CA     95118      $349,516.69
  600115680     SQUERI, DENIS              164 HAVEN HILL             DANVILLE           CA     94526      $326,559.72
  600115682     CHEW, THERESA              448 AMHERST STR            SAN FRANCISCO      CA     94134      $293,059.13
  600115683     GOULDEN, SEAN              29049 SADDLEBRO            AGOURA             CA     91301      $278,415.02
  600115684     FRAZAR, GAIL               5527 EL CAMINO             RANCHO SANTA FE    CA     92067      $374,468.95
  600115686     RUNG, PATRICIA             8156 EAST JUAN             SCOTTSDALE         AZ     85255      $257,669.83
  600115687     WU, PERNG-HWA              868 THORNWOOD D            PALO ALTO          CA     94303      $379,461.86
  600115688     REZVANI, MORTEZA           507 NORTH PLYMO            LOS ANGELES        CA     90004      $292,116.04


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115672     WEST JR., WALTER             8.125      .250    7.875     .0500     7.825     12/01/2027
  600115673     LUPO, PAUL                   8.250      .250    8.000     .0500     7.950     12/01/2027
  600115674     STEVEN, JEFF                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600115675     BORKLUND, BILLY              8.000      .250    7.750     .0500     7.700     12/01/2027
  600115676     MILES, SCOTT                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600115677     KUO, EDITH                   7.750      .250    7.500     .0500     7.450     12/01/2027
  600115678     STEIN, DOUGLAS               7.875      .250    7.625     .0500     7.575     12/01/2027
  600115680     SQUERI, DENIS                8.000      .250    7.750     .0500     7.700     12/01/2027
  600115682     CHEW, THERESA                7.500      .250    7.250     .0500     7.200     12/01/2027
  600115683     GOULDEN, SEAN                7.875      .250    7.625     .0500     7.575     12/01/2027
  600115684     FRAZAR, GAIL                 7.750      .250    7.500     .0500     7.450     12/01/2027
  600115686     RUNG, PATRICIA               8.250      .250    8.000     .0500     7.950     12/01/2027
  600115687     WU, PERNG-HWA                7.750      .250    7.500     .0500     7.450     12/01/2027
  600115688     REZVANI, MORTEZA             8.125      .250    7.875     .0500     7.825     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115672     WEST JR., WALTER           1266444                    $2,762.09                  02/01/1998             360
  600115673     LUPO, PAUL                 1266618                    $1,885.68                  02/01/1998             360
  600115674     STEVEN, JEFF               1267418                    $2,198.41                  02/01/1998             360
  600115675     BORKLUND, BILLY            1267707                    $2,201.29                  02/01/1998             360
  600115676     MILES, SCOTT               1267871                    $2,406.50                  02/01/1998             360
  600115677     KUO, EDITH                 1269539                    $2,490.97                  02/01/1998             360
  600115678     STEIN, DOUGLAS             1269547                    $2,537.74                  02/01/1998             360
  600115680     SQUERI, DENIS              1270016                    $2,399.41                  02/01/1998             360
  600115682     CHEW, THERESA              1270404                    $2,055.69                  02/01/1998             360
  600115683     GOULDEN, SEAN              1270438                    $2,021.49                  02/01/1998             360
  600115684     FRAZAR, GAIL               1270792                    $2,686.55                  02/01/1998             360
  600115686     RUNG, PATRICIA             1270974                    $1,938.27                  02/01/1998             360
  600115687     WU, PERNG-HWA              1271238                    $2,722.37                  02/01/1998             360
  600115688     REZVANI, MORTEZA           1271246                    $2,171.80                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115672     WEST JR., WALTER            .00       .00       .00       .000        .250          .300      $465,000.00    N
  600115673     LUPO, PAUL                  .00       .00       .00       .000        .250          .300      $400,000.00    N
  600115674     STEVEN, JEFF                .00       .00       .00       .000        .250          .300      $379,000.00    N
  600115675     BORKLUND, BILLY             .00       .00       .00       .000        .250          .300      $400,000.00    N
  600115676     MILES, SCOTT                .00       .00       .00       .000        .250          .300      $425,000.00    N
  600115677     KUO, EDITH                  .00       .00       .00       .000        .250          .300      $750,000.00    N
  600115678     STEIN, DOUGLAS              .00       .00       .00       .000        .250          .300      $525,000.00    N
  600115680     SQUERI, DENIS               .00       .00       .00       .000        .250          .300      $470,000.00    N
  600115682     CHEW, THERESA               .00       .00       .00       .000        .250          .300      $368,000.00    N
  600115683     GOULDEN, SEAN               .00       .00       .00       .000        .250          .300      $348,500.00    N
  600115684     FRAZAR, GAIL                .00       .00       .00       .000        .250          .300    $1,200,000.00    N
  600115686     RUNG, PATRICIA              .00       .00       .00       .000        .250          .300      $358,000.00    N
  600115687     WU, PERNG-HWA               .00       .00       .00       .000        .250          .300      $650,000.00    N
  600115688     REZVANI, MORTEZA            .00       .00       .00       .000        .250          .300      $390,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115689     ZHONG, PEIFENG             602 ABERDEEN WA            MILPITAS           CA     95035      $310,559.58
  600115690     MOSS III, CHARLES          5190 FOX GLEN C            FRANKTOWN          CO     80116      $339,218.51
  600115691     SU, ANDREW                 3032 MIRALOMA W            UNION CITY         CA     94587      $299,596.08
  600115692     CHANG, ALEX                4415 LA GRANADA            LA CANADA          CA     91011      $243,268.80
  600115693     BARGY, VAUGHAN             2117 STEWART AV            WALNUT CREEK       CA     94596      $287,549.30
  600115694     BARAN, STEVEN              10330 DENISON A            CUPERTINO          CA     95014      $261,628.97
  600115695     McDANIEL, L.               808 FEATHER RIV            DANVILLE           CA     94506      $303,547.37
  600115696     McDOW, JOHN                4987 HOLLICE CO            LIVERMORE          CA     94550      $247,393.16
  600115699     BARNES, STEVEN             657 OAK PARK WA            REDWOOD CITY       CA     94062      $374,413.17
  600115700     KHEDERIAN, BEDROS          2501 GALWAY PLA            SOUTH SAN FRANC    CA     94080      $246,675.76
  600115701     DEARAGON, BRUCE            5372 OGAN ROAD             CARPINTERIA        CA     93013      $283,587.60
  600115702     WOODS, STEVEN              840 CANON DRIVE            PASADENA           CA     91106      $299,553.33
  600115704     YI, JIHUI                  45056 IMNAHA CO            FREMONT            CA     94539      $316,381.97
  600115705     BECK, BEATRICE             426 STANLEY DRI            SANTA BARBARA      CA     93105      $345,207.04


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115689     ZHONG, PEIFENG               7.750      .250    7.500     .0500     7.450     12/01/2027
  600115690     MOSS III, CHARLES            7.750      .250    7.500     .0500     7.450     12/01/2027
  600115691     SU, ANDREW                   8.000      .250    7.750     .0500     7.700     12/01/2027
  600115692     CHANG, ALEX                  8.000      .250    7.750     .0500     7.700     12/01/2027
  600115693     BARGY, VAUGHAN               7.250      .250    7.000     .0500     6.950     12/01/2027
  600115694     BARAN, STEVEN                7.750      .250    7.500     .0500     7.450     12/01/2027
  600115695     McDANIEL, L.                 7.500      .250    7.250     .0500     7.200     12/01/2027
  600115696     McDOW, JOHN                  7.750      .250    7.500     .0500     7.450     12/01/2027
  600115699     BARNES, STEVEN               7.250      .250    7.000     .0500     6.950     12/01/2027
  600115700     KHEDERIAN, BEDROS            8.125      .250    7.875     .0500     7.825     12/01/2027
  600115701     DEARAGON, BRUCE              7.625      .250    7.375     .0500     7.325     12/01/2027
  600115702     WOODS, STEVEN                7.500      .250    7.250     .0500     7.200     12/01/2027
  600115704     YI, JIHUI                    7.625      .250    7.375     .0500     7.325     12/01/2027
  600115705     BECK, BEATRICE               7.250      .250    7.000     .0500     6.950     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115689     ZHONG, PEIFENG             1271261                    $2,228.04                  02/01/1998             360
  600115690     MOSS III, CHARLES          1271865                    $2,435.80                  02/01/1998             360
  600115691     SU, ANDREW                 1271873                    $2,201.29                  02/01/1998             360
  600115692     CHANG, ALEX                1272103                    $1,790.39                  02/01/1998             360
  600115693     BARGY, VAUGHAN             1272301                    $1,964.67                  02/01/1998             360
  600115694     BARAN, STEVEN              1272376                    $1,877.00                  02/01/1998             360
  600115695     McDANIEL, L.               1272467                    $2,125.61                  02/01/1998             360
  600115696     McDOW, JOHN                1272509                    $1,776.70                  02/01/1998             360
  600115699     BARNES, STEVEN             1273119                    $2,558.16                  02/01/1998             360
  600115700     KHEDERIAN, BEDROS          1273135                    $1,833.97                  02/01/1998             360
  600115701     DEARAGON, BRUCE            1273549                    $2,010.13                  02/01/1998             360
  600115702     WOODS, STEVEN              1273853                    $2,097.64                  02/01/1998             360
  600115704     YI, JIHUI                  1274554                    $2,247.95                  02/01/1998             360
  600115705     BECK, BEATRICE             1274612                    $2,360.33                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115689     ZHONG, PEIFENG              .00       .00       .00       .000        .250          .300      $520,000.00    N
  600115690     MOSS III, CHARLES           .00       .00       .00       .000        .250          .300      $540,000.00    N
  600115691     SU, ANDREW                  .00       .00       .00       .000        .250          .300      $390,000.00    N
  600115692     CHANG, ALEX                 .00       .00       .00       .000        .250          .300      $500,000.00    N
  600115693     BARGY, VAUGHAN              .00       .00       .00       .000        .250          .300      $500,000.00    N
  600115694     BARAN, STEVEN               .00       .00       .00       .000        .250          .300      $440,000.00    N
  600115695     McDANIEL, L.                .00       .00       .00       .000        .250          .300      $434,000.00    N
  600115696     McDOW, JOHN                 .00       .00       .00       .000        .250          .300      $312,000.00    N
  600115699     BARNES, STEVEN              .00       .00       .00       .000        .250          .300      $650,000.00    N
  600115700     KHEDERIAN, BEDROS           .00       .00       .00       .000        .250          .300      $345,000.00    N
  600115701     DEARAGON, BRUCE             .00       .00       .00       .000        .250          .300      $355,000.00    N
  600115702     WOODS, STEVEN               .00       .00       .00       .000        .250          .300      $550,000.00    N
  600115704     YI, JIHUI                   .00       .00       .00       .000        .250          .300      $535,000.00    N
  600115705     BECK, BEATRICE              .00       .00       .00       .000        .250          .300      $435,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115706     CHEN, HWA-RUNG             42030 VIA SAN L            FREMONT            CA     94539      $249,654.79
  600115707     CHEE, SAY                  34813 CANDICE C            FREMONT            CA     94555      $259,640.97
  600117434     HOLZHAUER, DANIEL          3299 RIKKARD DR            THOUSAND OAKS      CA     91362      $231,695.46
  600117435     TAYLOR, MICHAEL            1432 REYNOLDS C            THOUSAND OAKS      CA     91362      $319,535.31
  600117436     CARVER, RUTH               4230 CASEY AVEN            SANTA YNEZ         CA     93460      $242,655.88
  600117438     BANTA, RICHARD             1929 TIMBER POI            PRESCOTT           AZ     86303      $258,931.12
  600117439     JOHNSON, BRIAN             2850 MESA ALTA             ARROYO GRANDE      CA     93420      $324,979.38
  600117440     GOLDEN, MARK               1419 KENWOOD RO            SANTA BARBARA      CA     93109      $319,558.11
  600117441     ROGERS, JR, BUDDY          8289 SASSAFRAS             PLEASANTON         CA     94566      $855,816.57
  600117442     WANG, WU                   186 SANTA RITA             LOS ALTOS          CA     94022      $371,659.51
  600117443     FERRARI-NUNN, CHRISTINE    1500 WINCHESTER            GLENDALE           CA     91201      $285,195.56
  600117444     LOFQUIST, ALDEN            23 DARLENE COUR            ALAMO              CA     94507      $387,575.14
  600117445     RAD, SONIA                 39 CEDARBR                 IRVINE             CA     92620      $238,470.24
  600117446     ORTEGA, RUSSELL            22701 WHIT                 MISSION VIEJO      CA     92692      $331,517.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115706     CHEN, HWA-RUNG               7.875      .250    7.625     .0500     7.575     12/01/2027
  600115707     CHEE, SAY                    7.875      .250    7.625     .0500     7.575     12/01/2027
  600117434     HOLZHAUER, DANIEL            8.125      .250    7.875     .0500     7.825     12/01/2027
  600117435     TAYLOR, MICHAEL              7.625      .250    7.375     .0500     7.325     12/01/2027
  600117436     CARVER, RUTH                 7.750      .250    7.500     .0500     7.450     12/01/2027
  600117438     BANTA, RICHARD               7.750      .250    7.500     .0500     7.450     12/01/2027
  600117439     JOHNSON, BRIAN               8.500      .250    8.250     .0500     8.200     12/01/2027
  600117440     GOLDEN, MARK                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600117441     ROGERS, JR, BUDDY            7.875      .250    7.625     .0500     7.575     12/01/2027
  600117442     WANG, WU                     7.625      .250    7.375     .0500     7.325     12/01/2027
  600117443     FERRARI-NUNN, CHRISTINE      7.750      .250    7.500     .0500     7.450     12/01/2027
  600117444     LOFQUIST, ALDEN              8.000      .250    7.750     .0500     7.700     12/01/2027
  600117445     RAD, SONIA                   7.875      .250    7.625     .0500     7.575     12/01/2027
  600117446     ORTEGA, RUSSELL              7.625      .250    7.375     .0500     7.325     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115706     CHEN, HWA-RUNG             1274745                    $1,812.67                  02/01/1998             360
  600115707     CHEE, SAY                  1160076                    $1,885.18                  02/01/1998             360
  600117434     HOLZHAUER, DANIEL          1269075                    $1,722.59                  02/01/1998             360
  600117435     TAYLOR, MICHAEL            1276278                    $2,264.94                  02/01/1998             360
  600117436     CARVER, RUTH               1280122                    $1,740.88                  02/01/1998             360
  600117438     BANTA, RICHARD             1268911                    $1,859.09                  02/01/1998             360
  600117439     JOHNSON, BRIAN             1279066                    $2,501.85        15        02/01/1998             360
  600117440     GOLDEN, MARK               1282714                    $2,320.22                  02/01/1998             360
  600117441     ROGERS, JR, BUDDY          1271360                    $6,213.84                  02/01/1998             360
  600117442     WANG, WU                   1274786                    $2,634.41                  02/01/1998             360
  600117443     FERRARI-NUNN, CHRISTINE    1275502                    $2,046.07                  02/01/1998             360
  600117444     LOFQUIST, ALDEN            1258482                    $2,848.11                  02/01/1998             360
  600117445     RAD, SONIA                 1214048                    $1,731.47                  02/01/1998             360
  600117446     ORTEGA, RUSSELL            1064021                    $2,349.88                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115706     CHEN, HWA-RUNG              .00       .00       .00       .000        .250          .300      $405,000.00    N
  600115707     CHEE, SAY                   .00       .00       .00       .000        .250          .300      $332,055.00    N
  600117434     HOLZHAUER, DANIEL           .00       .00       .00       .000        .250          .300      $310,000.00    N
  600117435     TAYLOR, MICHAEL             .00       .00       .00       .000        .250          .300      $420,000.00    N
  600117436     CARVER, RUTH                .00       .00       .00       .000        .250          .300      $650,000.00    N
  600117438     BANTA, RICHARD              .00       .00       .00       .000        .250          .300      $325,348.00    N
  600117439     JOHNSON, BRIAN              .00       .00       .00       .000        .250          .300      $342,500.00    N
  600117440     GOLDEN, MARK                .00       .00       .00       .000        .250          .300      $415,000.00    N
  600117441     ROGERS, JR, BUDDY           .00       .00       .00       .000        .250          .300    $1,250,000.00    N
  600117442     WANG, WU                    .00       .00       .00       .000        .250          .300      $520,000.00    N
  600117443     FERRARI-NUNN, CHRISTINE     .00       .00       .00       .000        .250          .300      $357,000.00    N
  600117444     LOFQUIST, ALDEN             .00       .00       .00       .000        .250          .300      $575,000.00    N
  600117445     RAD, SONIA                  .00       .00       .00       .000        .250          .300      $378,839.00    N
  600117446     ORTEGA, RUSSELL             .00       .00       .00       .000        .250          .300      $415,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117447     EKARD, WALTER              1046 SYCUAN SUM            EL CAJON           CA     92021      $245,252.20
  600117448     ABERCROMBIE, STEWART       684 VEREDA DEL             GOLETA             CA     93117      $319,523.54
  600117449     ANDREWS, DAVID             388 NORTH SUNNY            SIERRA MADREA      CA     91024      $361,499.33
  600117450     COHEN, MARC                69 ACACIA DRIVE            ORINDA             CA     94563      $305,577.45
  600117451     KIM, SEUNG                 1835 KANOLA ROA            LA HABRA HEIGHT    CA     90631      $335,524.17
  600117452     MCINTOSH, STUART           37410 VIA DE LO            TEMECULA           CA     92592      $363,883.96
  600117453     CARLETON, WILLIAM          1518-A & 1518-B            SANTA BARBARA      CA     93103      $309,532.28
  600117454     ZHANG, YONG-SHAN           1023 NARCISO CO            SAN JOSE           CA     95129      $280,614.94
  600117455     LO RUSSO, EDDIE            7526 CARMENITA             WEST HILLS         CA     91304      $339,553.68
  600117456     THRAMANN, JEFFREY          13203 NORTH 14T            PHOENIX            AZ     85022      $288,121.30
  600117457     KUMAR, SHANKAR             3930 KRAL PLACE            PLEASANTON         CA     94588      $263,644.54
  600117458     NYULASSY, SCOTT            2488 HART AVENU            SANTA CLARA        CA     95050      $337,844.49
  600117459     HOANG, PETER               7826 FESTIVAL D            CUPERTINO          CA     95014      $349,916.14
  600117460     SMITH, BRIAN               4917 REBEL TRAI            ATLANTA            GA     30327      $256,445.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117447     EKARD, WALTER                7.750      .250    7.500     .0500     7.450     12/01/2027
  600117448     ABERCROMBIE, STEWART         7.500      .250    7.250     .0500     7.200     12/01/2027
  600117449     ANDREWS, DAVID               7.500      .250    7.250     .0500     7.200     12/01/2027
  600117450     COHEN, MARC                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600117451     KIM, SEUNG                   7.750      .250    7.500     .0500     7.450     12/01/2027
  600117452     MCINTOSH, STUART             7.750      .250    7.500     .0500     7.450     12/01/2027
  600117453     CARLETON, WILLIAM            8.000      .250    7.750     .0500     7.700     12/01/2027
  600117454     ZHANG, YONG-SHAN             7.750      .250    7.500     .0500     7.450     12/01/2027
  600117455     LO RUSSO, EDDIE              8.125      .250    7.875     .0500     7.825     12/01/2027
  600117456     THRAMANN, JEFFREY            8.125      .250    7.875     .0500     7.825     12/01/2027
  600117457     KUMAR, SHANKAR               8.000      .250    7.750     .0500     7.700     12/01/2027
  600117458     NYULASSY, SCOTT              8.000      .250    7.750     .0500     7.700     12/01/2027
  600117459     HOANG, PETER                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600117460     SMITH, BRIAN                 7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117447     EKARD, WALTER              1270446                    $1,759.51                  02/01/1998             360
  600117448     ABERCROMBIE, STEWART       1277235                    $2,237.49                  02/01/1998             360
  600117449     ANDREWS, DAVID             1271659                    $2,541.99                  02/01/1998             360
  600117450     COHEN, MARC                1276658                    $2,218.71                  02/01/1998             360
  600117451     KIM, SEUNG                 1280510                    $2,407.15                  02/01/1998             360
  600117452     MCINTOSH, STUART           1282540                    $2,610.61         2        02/01/1998             360
  600117453     CARLETON, WILLIAM          1279868                    $2,274.67                  02/01/1998             360
  600117454     ZHANG, YONG-SHAN           1270453                    $2,016.70                  02/01/1998             360
  600117455     LO RUSSO, EDDIE            1273002                    $2,524.49                  02/01/1998             360
  600117456     THRAMANN, JEFFREY          1272061                    $2,142.10                  02/01/1998             360
  600117457     KUMAR, SHANKAR             1251289                    $1,937.14                  02/01/1998             360
  600117458     NYULASSY, SCOTT            1275015                    $2,482.33                  02/01/1998             360
  600117459     HOANG, PETER               1269901                    $2,540.64                  02/01/1998             360
  600117460     SMITH, BRIAN               1277581                    $1,861.98                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117447     EKARD, WALTER               .00       .00       .00       .000        .250          .300      $307,000.00    N
  600117448     ABERCROMBIE, STEWART        .00       .00       .00       .000        .250          .300      $470,000.00    N
  600117449     ANDREWS, DAVID              .00       .00       .00       .000        .250          .300      $635,000.00    N
  600117450     COHEN, MARC                 .00       .00       .00       .000        .250          .300      $405,000.00    N
  600117451     KIM, SEUNG                  .00       .00       .00       .000        .250          .300      $420,000.00    N
  600117452     MCINTOSH, STUART            .00       .00       .00       .000        .250          .300      $405,000.00    N
  600117453     CARLETON, WILLIAM           .00       .00       .00       .000        .250          .300      $400,000.00    N
  600117454     ZHANG, YONG-SHAN            .00       .00       .00       .000        .250          .300      $480,000.00    N
  600117455     LO RUSSO, EDDIE             .00       .00       .00       .000        .250          .300      $425,000.00    N
  600117456     THRAMANN, JEFFREY           .00       .00       .00       .000        .250          .300      $405,000.00    N
  600117457     KUMAR, SHANKAR              .00       .00       .00       .000        .250          .300      $330,000.00    N
  600117458     NYULASSY, SCOTT             .00       .00       .00       .000        .250          .300      $424,000.00    N
  600117459     HOANG, PETER                .00       .00       .00       .000        .250          .300      $438,000.00    N
  600117460     SMITH, BRIAN                .00       .00       .00       .000        .250          .300      $321,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117461     RANDALL, MONDRA            201 COOPER ROAD            SANTA BARBARA      CA     93109      $267,600.98
  600117462     HOFFMAN, STEVEN            16740 OAK VIEW             MORGAN HILL        CA     95037      $351,526.06
  600117463     KASZUBA, STEFAN            2304 RFD                   LONG GROVE         IL     60047      $247,562.22
  600117464     PATTON, MICHAEL            1483 KINER AVEN            SAN JOSE           CA     95125      $352,287.68
  600117465     CATANESCU, OVIDIU          1430 FALCON LAN            HOFFMAN ESTATES    IL     60192      $274,126.40
  600117466     KAUFMANN, DARLENE          1130 CRESTWOOD             NORTHBROOK         IL     60062      $249,688.14
  600117467     RENFER, MITCHELL           7629 COTTO                 PLEASANTON         CA     94588      $253,258.54
  600117468     ARNEY, RANDALL             229 NORTH PLYMO            LOS ANGELES        CA     90004      $333,103.29
  600117469     MUNTEAN, ELENA             6878 NORTH KILP            LINCOLNWOOD        IL     60646      $277,144.89
  600117472     GOLDFARB, LENNY            2216 MIRAMAR LA            BUFFALO GROVE      IL     60089      $262,137.51
  600117473     CANVASSER, DAVID           376 MONTROSE DR            SAN LUIS OBISPO    CA     93405      $274,620.26
  600117474     BULLOCK, CAROL             605 PORTOFINO L            FOSTER CITY        CA     94404      $288,530.29
  600117475     BLAMER, DUANE              26812 BRIDLEWOO            LAGUNA HILLS       CA     92653      $319,080.59
  600117476     SISKO, KENNETH             1171 SILVER CAN            SAN JOSE           CA     95120      $236,173.41


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117461     RANDALL, MONDRA              7.500      .250    7.250     .0500     7.200     12/01/2027
  600117462     HOFFMAN, STEVEN              8.000      .250    7.750     .0500     7.700     12/01/2027
  600117463     KASZUBA, STEFAN              8.000      .250    7.750     .0500     7.700     12/01/2027
  600117464     PATTON, MICHAEL              7.625      .250    7.375     .0500     7.325     12/01/2027
  600117465     CATANESCU, OVIDIU            8.000      .250    7.750     .0500     7.700     12/01/2027
  600117466     KAUFMANN, DARLENE            8.375      .250    8.125     .0500     8.075     12/01/2027
  600117467     RENFER, MITCHELL             8.000      .250    7.750     .0500     7.700     12/01/2027
  600117468     ARNEY, RANDALL               7.500      .250    7.250     .0500     7.200     12/01/2027
  600117469     MUNTEAN, ELENA               8.250      .250    8.000     .0500     7.950     12/01/2027
  600117472     GOLDFARB, LENNY              7.875      .250    7.625     .0500     7.575     12/01/2027
  600117473     CANVASSER, DAVID             7.875      .250    7.625     .0500     7.575     12/01/2027
  600117474     BULLOCK, CAROL               7.375      .250    7.125     .0500     7.075     01/01/2028
  600117475     BLAMER, DUANE                8.125      .250    7.875     .0500     7.825     12/01/2027
  600117476     SISKO, KENNETH               7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117461     RANDALL, MONDRA            1270065                    $1,873.89                  02/01/1998             360
  600117462     HOFFMAN, STEVEN            1265958                    $2,582.85                  02/01/1998             360
  600117463     KASZUBA, STEFAN            1273218                    $1,822.67                  02/01/1998             360
  600117464     PATTON, MICHAEL            1277508                    $2,497.10                  02/01/1998             360
  600117465     CATANESCU, OVIDIU          1249457                    $2,017.85                  02/01/1998             360
  600117466     KAUFMANN, DARLENE          1273242                    $1,900.18                  02/01/1998             360
  600117467     RENFER, MITCHELL           1140664                    $1,860.83                  02/01/1998             360
  600117468     ARNEY, RANDALL             1271717                    $2,332.58                  02/01/1998             360
  600117469     MUNTEAN, ELENA             1251990                    $2,084.76                  02/01/1998             360
  600117472     GOLDFARB, LENNY            1283738                    $1,903.31                  02/01/1998             360
  600117473     CANVASSER, DAVID           1279686                    $1,993.94                  02/01/1998             360
  600117474     BULLOCK, CAROL             1276724                    $1,994.32                  02/01/1998             360
  600117475     BLAMER, DUANE              1268515                    $2,372.28                  02/01/1998             360
  600117476     SISKO, KENNETH             1272418                    $1,714.79                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117461     RANDALL, MONDRA             .00       .00       .00       .000        .250          .300      $335,000.00    N
  600117462     HOFFMAN, STEVEN             .00       .00       .00       .000        .250          .300      $445,000.00    N
  600117463     KASZUBA, STEFAN             .00       .00       .00       .000        .250          .300      $310,500.00    N
  600117464     PATTON, MICHAEL             .00       .00       .00       .000        .250          .300      $504,000.00    N
  600117465     CATANESCU, OVIDIU           .00       .00       .00       .000        .250          .300      $370,000.00    N
  600117466     KAUFMANN, DARLENE           .00       .00       .00       .000        .250          .300      $395,000.00    N
  600117467     RENFER, MITCHELL            .00       .00       .00       .000        .250          .300      $317,000.00    N
  600117468     ARNEY, RANDALL              .00       .00       .00       .000        .250          .300      $417,000.00    N
  600117469     MUNTEAN, ELENA              .00       .00       .00       .000        .250          .300      $350,000.00    N
  600117472     GOLDFARB, LENNY             .00       .00       .00       .000        .250          .300      $349,691.00    N
  600117473     CANVASSER, DAVID            .00       .00       .00       .000        .250          .300      $590,000.00    N
  600117474     BULLOCK, CAROL              .00       .00       .00       .000        .250          .300      $385,000.00    N
  600117475     BLAMER, DUANE               .00       .00       .00       .000        .250          .300      $410,000.00    N
  600117476     SISKO, KENNETH              .00       .00       .00       .000        .250          .300      $340,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117478     PARSONS, WAYNE             1156 WHISPERING            DESOTO             TX     75115      $244,709.68
  600117479     FORT, JAMES                2110 CALIFORNIA            MOUNTAIN VIEW      CA     94040      $289,189.88
  600117480     JOHNSON, GREGORY           2763 FALCON VIE            ALAMO              CA     94507      $450,776.66
  600117482     RENO, E.                   2022 WARFIELD A            REDONDO BEACH      CA     90278      $245,300.97
  600117483     BALDRIDGE, EUGENE          562 BELLEFONTAI            PASADENA           CA     91105      $288,798.78
  600117484     CLEEK, ROBERT              2785 ROSSMERE S            COLORADO SPRING    CO     80919      $264,452.40
  600117486     NORRIS, MARK               14371 SILVER HE            POWAY              CA     92064      $279,432.70
  600117487     RADICAN, ROBERT            36161 SUMMITVIL            TEMECULA           CA     92592      $303,610.97
  600117488     TWEDDELL, MICHAEL          30331 WINCHESTE            CASTAIC            CA     91384      $250,145.26
  600117489     HEMBREE, HAROLD            314 PROSPECT ST            NEWPORT BEACH      CA     92663      $239,684.96
  600117490     BUSTAMANTE, BRIAN          812 CLARA DRIVE            PALO ALTO          CA     94303      $370,660.97
  600117492     WU, TA-MING                10344 COLBY AVE            CUPERTINO          CA     95014      $365,894.05
  600117494     GAGE, GEORGE               2110-2112 OAK G            WALNUT CREEK       CA     94596      $271,835.23
  600117495     PITKIN, PETER              1411 ENCHANTED             SAN MATEO          CA     94402      $299,075.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117478     PARSONS, WAYNE               8.625      .250    8.375     .0500     8.325     12/01/2027
  600117479     FORT, JAMES                  7.750      .250    7.500     .0500     7.450     12/01/2027
  600117480     JOHNSON, GREGORY             7.875      .250    7.625     .0500     7.575     12/01/2027
  600117482     RENO, E.                     8.125      .250    7.875     .0500     7.825     12/01/2027
  600117483     BALDRIDGE, EUGENE            7.875      .250    7.625     .0500     7.575     12/01/2027
  600117484     CLEEK, ROBERT                8.125      .250    7.875     .0500     7.825     12/01/2027
  600117486     NORRIS, MARK                 8.125      .250    7.875     .0500     7.825     12/01/2027
  600117487     RADICAN, ROBERT              8.250      .250    8.000     .0500     7.950     12/01/2027
  600117488     TWEDDELL, MICHAEL            7.750      .250    7.500     .0500     7.450     12/01/2027
  600117489     HEMBREE, HAROLD              8.125      .250    7.875     .0500     7.825     12/01/2027
  600117490     BUSTAMANTE, BRIAN            7.625      .250    7.375     .0500     7.325     12/01/2027
  600117492     WU, TA-MING                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600117494     GAGE, GEORGE                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600117495     PITKIN, PETER                7.750      .250    7.500     .0500     7.450     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117478     PARSONS, WAYNE             1287929                    $1,905.58                  02/01/1998             360
  600117479     FORT, JAMES                1277870                    $2,074.73                  02/01/1998             360
  600117480     JOHNSON, GREGORY           1275437                    $3,272.96                  02/01/1998             360
  600117482     RENO, E.                   1261361                    $1,828.03                  02/01/1998             360
  600117483     BALDRIDGE, EUGENE          1277375                    $2,099.80                  02/01/1998             360
  600117484     CLEEK, ROBERT              1283068                    $1,966.13                  02/01/1998             360
  600117486     NORRIS, MARK               1272749                    $2,077.51                  02/01/1998             360
  600117487     RADICAN, ROBERT            1264654                    $2,283.85                  02/01/1998             360
  600117488     TWEDDELL, MICHAEL          1283688                    $1,794.61                  02/01/1998             360
  600117489     HEMBREE, HAROLD            1241942                    $1,781.99                  02/01/1998             360
  600117490     BUSTAMANTE, BRIAN          1274794                    $2,627.33                  02/01/1998             360
  600117492     WU, TA-MING                1274117                    $2,656.65                  02/01/1998             360
  600117494     GAGE, GEORGE               1280098                    $2,091.44                  02/01/1998             360
  600117495     PITKIN, PETER              1275759                    $2,145.65                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117478     PARSONS, WAYNE              .00       .00       .00       .000        .250          .300      $350,000.00    N
  600117479     FORT, JAMES                 .00       .00       .00       .000        .250          .300      $362,000.00    N
  600117480     JOHNSON, GREGORY            .00       .00       .00       .000        .250          .300      $650,000.00    N
  600117482     RENO, E.                    .00       .00       .00       .000        .250          .300      $330,000.00    N
  600117483     BALDRIDGE, EUGENE           .00       .00       .00       .000        .250          .300      $659,000.00    N
  600117484     CLEEK, ROBERT               .00       .00       .00       .000        .250          .300      $331,000.00    N
  600117486     NORRIS, MARK                .00       .00       .00       .000        .250          .300      $395,000.00    N
  600117487     RADICAN, ROBERT             .00       .00       .00       .000        .250          .300      $380,000.00    N
  600117488     TWEDDELL, MICHAEL           .00       .00       .00       .000        .250          .300      $425,000.00    N
  600117489     HEMBREE, HAROLD             .00       .00       .00       .000        .250          .300      $310,000.00    N
  600117490     BUSTAMANTE, BRIAN           .00       .00       .00       .000        .250          .300      $470,000.00    N
  600117492     WU, TA-MING                 .00       .00       .00       .000        .250          .300      $458,000.00    N
  600117494     GAGE, GEORGE                .00       .00       .00       .000        .250          .300      $340,000.00    N
  600117495     PITKIN, PETER               .00       .00       .00       .000        .250          .300      $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117496     BELCHER, THOMAS            18 DOWNEY PLACE            OAKLAND            CA     94610      $349,528.74
  600117497     QUIOGUE, LAMBERTO          2882 SWEETLEAF             SAN JOSE           CA     95148      $250,961.64
  600117499     NARAYAN, NARENDRA          651 VISTA HILL             FREMONT            CA     94536      $647,105.17
  600117500     THORNGREN, PETER           15765 AND 15775            RAMONA             CA     92065      $299,596.08
  600117501     HAYASHI, JAMES             8824 CANARY AVE            FOUNTAIN VALLEY    CA     92708      $295,370.46
  600117502     ASH, STEVEN                14 CAMEO C                 LAGUNA NIGUEL      CA     92677      $333,459.36
  600117503     MAISANO, MARC              2551 31ST                  SAN FRANCISCO      CA     94116      $255,470.40
  600117504     MOORE, ROBERT              187 ALBERT PLAC            COSTA MESA         CA     92627      $275,637.70
  600117505     INBODEN, GREGG             2422 FRANCES ST            LA CRESCENTA       CA     91214      $254,706.58
  600117506     BOCK, JR., CHARLES         324 BORICA PLAC            DANVILLE           CA     94526      $277,116.79
  600117507     TABLER, CRAIG              3129 CALLE NOGU            SANTA BARBARA      CA     93105      $250,653.40
  600117508     WANG, GUANGRAN             533 RAMOS COURT            MILPITAS           CA     95035      $242,664.44
  600117510     ROGERS, JONATHAN           23232 OXNARD ST            WOODLAND HILLS     CA     91367      $229,498.34
  600117511     LEIGH, GARRISON            1711 BONITA VIS            LA CANADA FLINT    CA     91011      $393,495.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117496     BELCHER, THOMAS              8.000      .250    7.750     .0500     7.700     12/01/2027
  600117497     QUIOGUE, LAMBERTO            8.000      .250    7.750     .0500     7.700     12/01/2027
  600117499     NARAYAN, NARENDRA            7.875      .250    7.625     .0500     7.575     12/01/2027
  600117500     THORNGREN, PETER             8.000      .250    7.750     .0500     7.700     12/01/2027
  600117501     HAYASHI, JAMES               7.625      .250    7.375     .0500     7.325     12/01/2027
  600117502     ASH, STEVEN                  7.875      .250    7.625     .0500     7.575     12/01/2027
  600117503     MAISANO, MARC                7.750      .250    7.500     .0500     7.450     12/01/2027
  600117504     MOORE, ROBERT                8.125      .250    7.875     .0500     7.825     12/01/2027
  600117505     INBODEN, GREGG               8.000      .250    7.750     .0500     7.700     12/01/2027
  600117506     BOCK, JR., CHARLES           7.875      .250    7.625     .0500     7.575     12/01/2027
  600117507     TABLER, CRAIG                7.875      .250    7.625     .0500     7.575     12/01/2027
  600117508     WANG, GUANGRAN               7.875      .250    7.625     .0500     7.575     12/01/2027
  600117510     ROGERS, JONATHAN             8.125      .250    7.875     .0500     7.825     12/01/2027
  600117511     LEIGH, GARRISON              8.250      .250    8.000     .0500     7.950     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117496     BELCHER, THOMAS            1274661                    $2,568.18                  02/01/1998             360
  600117497     QUIOGUE, LAMBERTO          1271162                    $1,843.95                  02/01/1998             360
  600117499     NARAYAN, NARENDRA          1272533                    $4,698.45                  02/01/1998             360
  600117500     THORNGREN, PETER           1256767                    $2,201.29                  02/01/1998             360
  600117501     HAYASHI, JAMES             1277151                    $2,093.65                  02/01/1998             360
  600117502     ASH, STEVEN                1213792                    $2,428.98                  02/01/1998             360
  600117503     MAISANO, MARC              1062272                    $1,834.02                  02/01/1998             360
  600117504     MOORE, ROBERT              1248269                    $2,049.29                  02/01/1998             360
  600117505     INBODEN, GREGG             1272442                    $1,871.47                  02/01/1998             360
  600117506     BOCK, JR., CHARLES         1274232                    $2,012.07                  02/01/1998             360
  600117507     TABLER, CRAIG              1253038                    $1,819.92                  02/01/1998             360
  600117508     WANG, GUANGRAN             1274091                    $1,761.92                  02/01/1998             360
  600117510     ROGERS, JONATHAN           1279298                    $1,706.26                  02/01/1998             360
  600117511     LEIGH, GARRISON            1268879                    $2,959.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117496     BELCHER, THOMAS             .00       .00       .00       .000        .250          .300      $585,000.00    N
  600117497     QUIOGUE, LAMBERTO           .00       .00       .00       .000        .250          .300      $318,000.00    N
  600117499     NARAYAN, NARENDRA           .00       .00       .00       .000        .250          .300    $1,250,000.00    N
  600117500     THORNGREN, PETER            .00       .00       .00       .000        .250          .300      $400,000.00    N
  600117501     HAYASHI, JAMES              .00       .00       .00       .000        .250          .300      $370,000.00    N
  600117502     ASH, STEVEN                 .00       .00       .00       .000        .250          .300      $420,000.00    N
  600117503     MAISANO, MARC               .00       .00       .00       .000        .250          .300      $320,000.00    N
  600117504     MOORE, ROBERT               .00       .00       .00       .000        .250          .300      $370,000.00    N
  600117505     INBODEN, GREGG              .00       .00       .00       .000        .250          .300      $350,000.00    N
  600117506     BOCK, JR., CHARLES          .00       .00       .00       .000        .250          .300      $370,000.00    N
  600117507     TABLER, CRAIG               .00       .00       .00       .000        .250          .300      $420,000.00    N
  600117508     WANG, GUANGRAN              .00       .00       .00       .000        .250          .300      $342,000.00    N
  600117510     ROGERS, JONATHAN            .00       .00       .00       .000        .250          .300      $315,000.00    N
  600117511     LEIGH, GARRISON             .00       .00       .00       .000        .250          .300      $610,000.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118179     REYNOLDS                   11254 NE 112TH             KIRKLAND           WA     99999      $264,756.91
  600118183     LAKE,BARBARA M.            456 CEDAR HILL DRIVE       SAN RAFAEL         CA     94903      $339,530.48
  600118184     KATZ,GARY,MELISSA          2079 FORDHAM DRIVE         SANTA CLARA        CA     95051      $229,556.99
  600118188     LONAS,DONALD,BARBARA       1505 MOLLY LANE            GRANTS PASS        OR     97527       $63,618.48
  600118190     HOLMES,JOHN, KARI          670 POWDERHORN DRIVE       JACKSONVILLE       OR     97530      $269,438.90
  600118192     SPRINGER,DAN,MARJORIE      108 MEADOWLAKES DRIVE      MEADOWLAKES        TX     78654       $51,238.01
  600118194     VENTURA,JOSEPH,TERESA      606 GOLDTHREAD COURT       JACKSON            NJ     08527       $51,909.61
  600118201     JORDAN,PAUL SCOTT          1976 FRENCH CAMP CIRCLE    GOLD RIVER         CA     95670      $243,103.17
  600118205     WEAVER,DAVID W.,FAY A.     15109 N.E. 2ND STREET      AURORA             OR     97002      $319,196.02
  600118208     TRUJILLO,JOE,DIANNE        3809 WEST 7TH STREET       GREELEY            CO     80634       $81,047.53
  600118218     QUALLS,DAVID N             200 SOUTHWEST FLORENCE AV  GRESHAM            OR     97080       $36,526.62
  600118243     PAYNE/COOPER,DAN/MARTHA    1065 GALLS CREEK ROAD      GOLD HILL          OR     97525      $255,672.40
  600118249     MALONEY,WILLIAM, CAROL     8149 NORTHEAST LITTLE BOS  KINGSTON           WA     98346       $78,674.29
  600118251     NORCUTT,GEORGE,CYNTHIA     2727 HAWKER LANE           SODA SPRINGS       ID     83276       $76,795.82


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118179     REYNOLDS                     8.125      .250    7.875     .0500     7.825     07/01/2027
  600118183     LAKE,BARBARA M.              7.875      .250    7.625     .0400     7.585     12/01/2027
  600118184     KATZ,GARY,MELISSA            8.250      .250    8.000     .0400     7.960     11/01/2027
  600118188     LONAS,DONALD,BARBARA         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118190     HOLMES,JOHN, KARI            7.875      .250    7.625     .0400     7.585     11/01/2027
  600118192     SPRINGER,DAN,MARJORIE        8.375      .250    8.125     .0400     8.085     09/01/2027
  600118194     VENTURA,JOSEPH,TERESA        8.750      .250    8.500     .0400     8.460     11/01/2027
  600118201     JORDAN,PAUL SCOTT            8.500      .250    8.250     .0400     8.210     10/01/2027
  600118205     WEAVER,DAVID W.,FAY A.       8.375      .250    8.125     .0400     8.085     10/01/2027
  600118208     TRUJILLO,JOE,DIANNE          8.375      .250    8.125     .0400     8.085     11/01/2027
  600118218     QUALLS,DAVID N               8.625      .250    8.375     .0400     8.335     11/01/2027
  600118243     PAYNE/COOPER,DAN/MARTHA      8.250      .250    8.000     .0400     7.960     12/01/2027
  600118249     MALONEY,WILLIAM, CAROL       8.125      .250    7.875     .0400     7.835     08/01/2027
  600118251     NORCUTT,GEORGE,CYNTHIA       8.500      .250    8.250     .0400     8.210     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118179     REYNOLDS                   092481474                  $1,975.05        12        02/01/1998             360
  600118183     LAKE,BARBARA M.            496160                     $2,465.24                  02/01/1998             360
  600118184     KATZ,GARY,MELISSA          496167                     $1,727.91                  02/01/1998             360
  600118188     LONAS,DONALD,BARBARA       496258                       $478.56                  02/01/1998             360
  600118190     HOLMES,JOHN, KARI          504586                     $1,957.69                  02/01/1998             360
  600118192     SPRINGER,DAN,MARJORIE      507682                       $390.68                  02/01/1998             360
  600118194     VENTURA,JOSEPH,TERESA      507756                       $409.08         1        02/01/1998             360
  600118201     JORDAN,PAUL SCOTT          507846                     $1,873.84                  02/01/1998             360
  600118205     WEAVER,DAVID W.,FAY A.     507870                     $2,432.23                  02/01/1998             360
  600118208     TRUJILLO,JOE,DIANNE        507897                       $617.18                  02/01/1998             360
  600118218     QUALLS,DAVID N             517809                       $291.67                  02/01/1998             360
  600118243     PAYNE/COOPER,DAN/MARTHA    522656                     $1,923.24                  02/01/1998             360
  600118249     MALONEY,WILLIAM, CAROL     523817                       $594.00                  02/01/1998             360
  600118251     NORCUTT,GEORGE,CYNTHIA     523877                       $596.29        33        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118179     REYNOLDS                    .00       .00       .00       .000        .250          .300      $280,000.00    N
  600118183     LAKE,BARBARA M.                                                                               $535,000.00    N
  600118184     KATZ,GARY,MELISSA                                                                             $354,000.00    N
  600118188     LONAS,DONALD,BARBARA                                                                           $98,000.00    N
  600118190     HOLMES,JOHN, KARI                                                                             $356,000.00    N
  600118192     SPRINGER,DAN,MARJORIE                                                                          $98,000.00    N
  600118194     VENTURA,JOSEPH,TERESA                                                                          $59,000.00    N
  600118201     JORDAN,PAUL SCOTT                                                                             $328,000.00    N
  600118205     WEAVER,DAVID W.,FAY A.                                                                        $400,000.00    N
  600118208     TRUJILLO,JOE,DIANNE                                                                           $101,500.00    N
  600118218     QUALLS,DAVID N                                                                                 $50,000.00    N
  600118243     PAYNE/COOPER,DAN/MARTHA                                                                       $320,000.00    N
  600118249     MALONEY,WILLIAM, CAROL                                                                        $146,000.00    N
  600118251     NORCUTT,GEORGE,CYNTHIA                                                                         $86,200.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118253     MOFFAT,ROBERT,HEATHER      5268 PEARLMAN WAY          SAN DIEGO          CA     92130      $354,815.24
  600118255     TIMOTHY/YEAGER,DAWN/SCOTT  2186 SOUTHWEST 35TH STREE  REDMOND            OR     97756       $53,105.11
  600118256     FRABOTTA,LILLIE M          1651 SOUTH CORONADO AVENU  BOISE              ID     83709       $94,984.36
  600118271     IVERSON,ANN                1111 DUCHESS ROAD          BOTHELL            WA     98012      $306,314.32
  600118273     MA,ALAN,JENNIFER           9209 190TH STREET SOUTHWE  EDMONDS            WA     98020      $307,605.85
  600118288     BAYLESS,SMOKY              856 B AVENUE               CORONADO           CA     92118      $251,115.37
  600118295     ROTH,JOHN                  20231 RAMONA LANE          HUNTINGTON BEAC    CA     92646      $237,703.11
  600118309     COHEN,JEFFREY,MINAKO       151 VALDEZ AVENUE          SAN FRANCISCO      CA     94112      $302,840.69
  600118311     TAYLOR,STEVEN, JULIE       12288 SOUTH GRAYSTONE COU  DRAPER             UT     84020      $307,664.16
  600118314     LAPERA,RUDY,LYNN           4714 MUIRFIELD COURT       SANTA ROSA         CA     95405      $347,621.01
  600118333     ORRISON,KENNETH S.         941-943 WEST GRANITE       BUTTE              MT     59701       $38,357.88
  600118335     BRAUN,KIM                  30 SOUTH THIRD STREET      CAMBRIDGE          ID     83610       $49,398.06
  600118345     ANTONOV,ALEX,GALINA        5676 SOUTH 307TH STREET    AUBURN             WA     98001       $87,843.03
  600118354     WEBSTER,JOHN C.,EVELYN     413 LEMMON ROAD            PORT ANGELES       WA     98362      $319,579.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118253     MOFFAT,ROBERT,HEATHER        8.250      .250    8.000     .0400     7.960     11/01/2027
  600118255     TIMOTHY/YEAGER,DAWN/SCOTT    8.625      .250    8.375     .0400     8.335     11/01/2027
  600118256     FRABOTTA,LILLIE M            8.500      .250    8.250     .0400     8.210     12/01/2027
  600118271     IVERSON,ANN                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600118273     MA,ALAN,JENNIFER             8.250      .250    8.000     .0400     7.960     12/01/2027
  600118288     BAYLESS,SMOKY                8.250      .250    8.000     .0400     7.960     11/01/2027
  600118295     ROTH,JOHN                    8.375      .250    8.125     .0400     8.085     12/01/2027
  600118309     COHEN,JEFFREY,MINAKO         8.625      .250    8.375     .0400     8.335     12/01/2027
  600118311     TAYLOR,STEVEN, JULIE         8.750      .250    8.500     .0400     8.460     11/01/2027
  600118314     LAPERA,RUDY,LYNN             7.875      .250    7.625     .0400     7.585     11/01/2027
  600118333     ORRISON,KENNETH S.           9.000      .250    8.750     .0400     8.710     12/01/2027
  600118335     BRAUN,KIM                    9.000      .250    8.750     .0400     8.710     11/01/2027
  600118345     ANTONOV,ALEX,GALINA          8.625      .250    8.375     .0400     8.335     11/01/2027
  600118354     WEBSTER,JOHN C.,EVELYN       8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118253     MOFFAT,ROBERT,HEATHER      524875                     $2,670.75                  02/01/1998             360
  600118255     TIMOTHY/YEAGER,DAWN/SCOTT  526011                       $413.78                  02/01/1998             360
  600118256     FRABOTTA,LILLIE M          526049                       $731.24                  02/01/1998             360
  600118271     IVERSON,ANN                528190                     $2,356.72                  02/01/1998             360
  600118273     MA,ALAN,JENNIFER           528408                     $2,313.90                  02/01/1998             360
  600118288     BAYLESS,SMOKY              530433                     $1,890.19                  02/01/1998             360
  600118295     ROTH,JOHN                  530529                     $1,808.97                  02/01/1998             360
  600118309     COHEN,JEFFREY,MINAKO       531241                     $2,358.26                  02/01/1998             360
  600118311     TAYLOR,STEVEN, JULIE       531782                     $2,424.61                  02/01/1998             360
  600118314     LAPERA,RUDY,LYNN           532207                     $2,537.74                  02/01/1998             360
  600118333     ORRISON,KENNETH S.         535511                       $308.98                  02/01/1998             360
  600118335     BRAUN,KIM                  535600                       $398.29        12        02/01/1998             360
  600118345     ANTONOV,ALEX,GALINA        535719                       $684.45                  02/01/1998             360
  600118354     WEBSTER,JOHN C.,EVELYN     535793                     $2,375.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118253     MOFFAT,ROBERT,HEATHER                                                                         $474,007.00    N
  600118255     TIMOTHY/YEAGER,DAWN/SCOTT                                                                      $71,000.00    N
  600118256     FRABOTTA,LILLIE M                                                                             $118,900.00    N
  600118271     IVERSON,ANN                                                                                   $391,751.00    N
  600118273     MA,ALAN,JENNIFER                                                                              $440,000.00    N
  600118288     BAYLESS,SMOKY                                                                                 $335,500.00    N
  600118295     ROTH,JOHN                                                                                     $298,000.00    N
  600118309     COHEN,JEFFREY,MINAKO                                                                          $379,000.00    N
  600118311     TAYLOR,STEVEN, JULIE                                                                          $398,000.00    N
  600118314     LAPERA,RUDY,LYNN                                                                              $450,000.00    N
  600118333     ORRISON,KENNETH S.                                                                             $48,000.00    N
  600118335     BRAUN,KIM                                                                                      $55,000.00    N
  600118345     ANTONOV,ALEX,GALINA                                                                           $110,000.00    N
  600118354     WEBSTER,JOHN C.,EVELYN                                                                        $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   44
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118357     LEMMEL,KELLIE K.,JOHN      458 STERLING DRIVE         BELLINGHAM         WA     98226       $78,598.32
  600118359     REEVES,JAMES,JUDITH        1767 WEST BIG LAKE BOULEV  MOUNT VERNON       WA     98274      $236,473.01
  600118366     KRAMB,ROBERT, MERIDEE      861 TULARE STREET          PISMO BEACH        CA     93449      $295,458.25
  600118367     DEMUTH,BERNARD,BRENDA      1406 PROVINCETOWN CIRCLE   LUTZ               FL     33549      $109,459.74
  600118372     ZAPPIA,WENDY,DOMINICK      10981 NORTH WARREN ROAD    MARICOPA           AZ     85239       $92,989.68
  600118375     LEON,DAVID,MARGARET        31013 NORTH 42ND WAY       CAVE CREEK         AZ     85331      $122,628.86
  600118378     BELL/WEBB,LARRY/JANET      14 MAESTAS ROAD            RANCHOS DE TAOS    NM     87571      $246,367.83
  600118384     FLORES,JAVIER,SHARON       3222 EAST FARMDALE AVENUE  MESA               AZ     85204       $62,869.09
  600118390     VOSTAD,JANIS               14402 NORTH 23RD STREET    PHOENIX            AZ     85022       $59,104.78
  600118391     SOMERS,CANDICE,JIM         10124 EAST IRIS ROAD       MESA               AZ     85207       $76,906.39
  600118392     JONES,JON                  5618 EAST TWENTY-EIGHTH S  TUCSON             AZ     85711       $43,499.29
  600118400     HAMOUZ/HAMOUZ,VICTORIA/WI  850 SOUTH RIVER DRIVE      TEMPE              AZ     85281       $54,924.05
  600118406     PUNG,THAY,SOKENG           735 NORTH ARROWHEAD DRIVE  CHANDLER           AZ     85224      $122,262.25
  600118414     JAMES,PAUL,DORI            1126 NORTH MARCH CIRCLE    MESA               AZ     85203       $78,713.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118357     LEMMEL,KELLIE K.,JOHN        8.250      .250    8.000     .0400     7.960     11/01/2027
  600118359     REEVES,JAMES,JUDITH          7.875      .250    7.625     .0400     7.585     12/01/2027
  600118366     KRAMB,ROBERT, MERIDEE        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118367     DEMUTH,BERNARD,BRENDA        8.250      .250    8.000     .0400     7.960     12/01/2027
  600118372     ZAPPIA,WENDY,DOMINICK        8.625      .250    8.375     .0400     8.335     12/01/2027
  600118375     LEON,DAVID,MARGARET          8.750      .250    8.500     .0400     8.460     11/01/2027
  600118378     BELL/WEBB,LARRY/JANET        8.000      .250    7.750     .0400     7.710     12/01/2027
  600118384     FLORES,JAVIER,SHARON         7.875      .250    7.625     .0400     7.585     11/01/2027
  600118390     VOSTAD,JANIS                 9.125      .250    8.875     .0400     8.835     11/01/2027
  600118391     SOMERS,CANDICE,JIM           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118392     JONES,JON                    8.750      .250    8.500     .0400     8.460     12/01/2027
  600118400     HAMOUZ/HAMOUZ,VICTORIA/WI    7.875      .250    7.625     .0400     7.585     12/01/2027
  600118406     PUNG,THAY,SOKENG             8.875      .250    8.625     .0400     8.585     12/01/2027
  600118414     JAMES,PAUL,DORI              9.000      .250    8.750     .0400     8.710     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118357     LEMMEL,KELLIE K.,JOHN      535801                       $591.62                  02/01/1998             360
  600118359     REEVES,JAMES,JUDITH        535809                     $1,716.96                  02/01/1998             360
  600118366     KRAMB,ROBERT, MERIDEE      536692                     $2,275.98                  02/01/1998             360
  600118367     DEMUTH,BERNARD,BRENDA      536698                       $823.39                  02/01/1998             360
  600118372     ZAPPIA,WENDY,DOMINICK      537315                       $724.12         7        02/01/1998             360
  600118375     LEON,DAVID,MARGARET        537395                       $968.43                  02/01/1998             360
  600118378     BELL/WEBB,LARRY/JANET      537430                     $1,810.20                  02/01/1998             360
  600118384     FLORES,JAVIER,SHARON       537478                       $456.79                  02/01/1998             360
  600118390     VOSTAD,JANIS               537495                       $481.67                  02/01/1998             360
  600118391     SOMERS,CANDICE,JIM         537500                       $592.06         2        02/01/1998             360
  600118392     JONES,JON                  537501                       $343.00                  02/01/1998             360
  600118400     HAMOUZ/HAMOUZ,VICTORIA/WI  537548                       $398.79                  02/01/1998             360
  600118406     PUNG,THAY,SOKENG           537584                       $973.87                  02/01/1998             360
  600118414     JAMES,PAUL,DORI            537671                       $634.04                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118357     LEMMEL,KELLIE K.,JOHN                                                                         $105,000.00    N
  600118359     REEVES,JAMES,JUDITH                                                                           $335,000.00    N
  600118366     KRAMB,ROBERT, MERIDEE                                                                         $375,000.00    N
  600118367     DEMUTH,BERNARD,BRENDA                                                                         $137,000.00    N
  600118372     ZAPPIA,WENDY,DOMINICK                                                                          $98,000.00    N
  600118375     LEON,DAVID,MARGARET                                                                           $153,900.00    N
  600118378     BELL/WEBB,LARRY/JANET                                                                         $550,000.00    N
  600118384     FLORES,JAVIER,SHARON                                                                           $87,000.00    N
  600118390     VOSTAD,JANIS                                                                                   $79,000.00    N
  600118391     SOMERS,CANDICE,JIM                                                                             $88,000.00    N
  600118392     JONES,JON                                                                                      $54,500.00    N
  600118400     HAMOUZ/HAMOUZ,VICTORIA/WI                                                                      $70,000.00    N
  600118406     PUNG,THAY,SOKENG                                                                              $153,000.00    N
  600118414     JAMES,PAUL,DORI                                                                                $98,500.00    N


 (vlegal.ace v1.4)                                                 Page   45
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118415     COLELLA,PAUL               10191 EAST COCHISE DRIVE   SCOTTSDALE         AZ     85258      $329,588.34
  600118422     CHATIMONTREE/AR,APICHAT,   4764 LINARO DRIVE          CYPRESS            CA     90630      $266,199.22
  600118424     RABBI,ABU                  149-09 85TH DRIVE          JAMAICA            NY     11432      $259,440.18
  600118425     HAYES,GORDON,LYNN          FIRE BOX 183 RESERVOIR RO  MARGARETVILLE      NY     12455       $66,275.32
  600118442     MACDONELL,ALEX R, JUDY     1326 AVALON DRIVE          SAN JOSE           CA     95125      $298,108.15
  600118449     STILLMAN,LEIGH, TODD       151 URBANO WAY             SAN FRANCISCO      CA     94127      $291,480.20
  600118451     HUEBNER,DENNIS, CYNTHIA    9205 VISTA DEL MONTE COUR  GILROY             CA     95020      $362,593.05
  600118453     ROSEN,LESTER               30 APOLLO ROAD             TIBURON            CA     94920      $269,189.53
  600118456     BROWN,CALVIN               2151 MAURY AVENUE          SAINT LOUIS        MO     63110       $43,118.27
  600118458     HERSHKO,ITZHAK             3906 CARREL BLVD           OCEANSIDE          NY     11572      $273,124.32
  600118463     STAKEBAKE,JERRY,WANDA      1200 COLLEGE AVENUE        BOULDER            CO     80302       $57,876.39
  600118467     UDELL,ROBERT,CANDIE        1 WHITE BIRCH              IRVINE             CA     92604      $263,764.43
  600118470     KALLIO/KALLIO,ERIC/ROXANN  1666 ENGLISH COURT         SAN JOSE           CA     95129      $339,293.41
  600118476     WINN,BONNIE                14 BIRCH AVENUE            CORTE MADERA       CA     94925      $261,954.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118415     COLELLA,PAUL                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600118422     CHATIMONTREE/AR,APICHAT,     8.375      .250    8.125     .0400     8.085     11/01/2027
  600118424     RABBI,ABU                    9.125      .250    8.875     .0400     8.835     10/01/2027
  600118425     HAYES,GORDON,LYNN            8.375      .250    8.125     .0400     8.085     11/01/2027
  600118442     MACDONELL,ALEX R, JUDY       8.125      .250    7.875     .0400     7.835     12/01/2027
  600118449     STILLMAN,LEIGH, TODD         7.875      .250    7.625     .0400     7.585     10/01/2027
  600118451     HUEBNER,DENNIS, CYNTHIA      7.625      .250    7.375     .0400     7.335     10/01/2027
  600118453     ROSEN,LESTER                 8.375      .250    8.125     .0400     8.085     11/01/2027
  600118456     BROWN,CALVIN                 8.375      .250    8.125     .0400     8.085     11/01/2027
  600118458     HERSHKO,ITZHAK               8.750      .250    8.500     .0400     8.460     11/01/2027
  600118463     STAKEBAKE,JERRY,WANDA        7.750      .250    7.500     .0400     7.460     11/01/2027
  600118467     UDELL,ROBERT,CANDIE          8.000      .250    7.750     .0400     7.710     11/01/2027
  600118470     KALLIO/KALLIO,ERIC/ROXANN    7.875      .250    7.625     .0400     7.585     11/01/2027
  600118476     WINN,BONNIE                  7.875      .250    7.625     .0400     7.585     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118415     COLELLA,PAUL               537672                     $2,508.24                  02/01/1998             360
  600118422     CHATIMONTREE/AR,APICHAT,   537934                     $2,027.11                  02/01/1998             360
  600118424     RABBI,ABU                  538029                     $2,115.45                  02/01/1998             360
  600118425     HAYES,GORDON,LYNN          538030                       $504.69                  02/01/1998             360
  600118442     MACDONELL,ALEX R, JUDY     538363                     $2,216.35                  02/01/1998             360
  600118449     STILLMAN,LEIGH, TODD       538461                     $2,120.83                  02/01/1998             360
  600118451     HUEBNER,DENNIS, CYNTHIA    538509                     $2,574.60                  02/01/1998             360
  600118453     ROSEN,LESTER               538569                     $2,052.20                  02/01/1998             360
  600118456     BROWN,CALVIN               538628                       $328.35        12        02/01/1998             360
  600118458     HERSHKO,ITZHAK             538647                     $2,152.41                  02/01/1998             360
  600118463     STAKEBAKE,JERRY,WANDA      538680                       $415.52                  02/01/1998             360
  600118467     UDELL,ROBERT,CANDIE        538741                     $1,939.34                  02/01/1998             360
  600118470     KALLIO/KALLIO,ERIC/ROXANN  538792                     $2,465.24                  02/01/1998             360
  600118476     WINN,BONNIE                538851                     $1,903.31                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118415     COLELLA,PAUL                                                                                  $478,000.00    N
  600118422     CHATIMONTREE/AR,APICHAT,                                                                      $335,000.00    N
  600118424     RABBI,ABU                                                                                     $325,000.00    N
  600118425     HAYES,GORDON,LYNN                                                                              $83,000.00    N
  600118442     MACDONELL,ALEX R, JUDY                                                                        $398,000.00    N
  600118449     STILLMAN,LEIGH, TODD                                                                          $390,000.00    N
  600118451     HUEBNER,DENNIS, CYNTHIA                                                                       $485,000.00    N
  600118453     ROSEN,LESTER                                                                                  $392,000.00    N
  600118456     BROWN,CALVIN                                                                                   $48,000.00    N
  600118458     HERSHKO,ITZHAK                                                                                $342,000.00    N
  600118463     STAKEBAKE,JERRY,WANDA                                                                          $95,500.00    N
  600118467     UDELL,ROBERT,CANDIE                                                                           $342,000.00    N
  600118470     KALLIO/KALLIO,ERIC/ROXANN                                                                     $425,000.00    N
  600118476     WINN,BONNIE                                                                                   $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   46
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118477     MATTHEWS,RICHARD,SYLVIA    16281 VERMEER DRIVE        CHINO HILLS        CA     91709      $233,463.49
  600118478     BORISCH,JANET C            73388 POINCIANA PLACE      PALM DESERT        CA     92260      $235,210.35
  600118486     EDWARDS,FRANK, CELIA       16 BEE RANCH ROAD          SIERRA CITY        CA     96125      $239,692.87
  600118499     ANDERSEN,HOLGER,LEATRICE   956 MESA ROAD              NIPOMO             CA     93444      $247,484.62
  600118503     ORANGE,BRUCE,JOANN         1290 KINGSBURY GRADE       GARDNERVILE        NV     89410      $359,573.39
  600118509     OKAMITSU,GREGG,DAYLE       1116 LARCH AVENUE          MORAGA             CA     94566      $289,397.35
  600118520     CALVILLO,MARCELINO         16666 LAWTON WAY           GRASS VALLEY       CA     95945      $303,556.31
  600118539     DAVIDSON,JAMES,NANCY       2207 WINTERHAVEN ROAD      FALLBROOK          CA     92028      $231,575.37
  600118543     UHE,ERIC                   12425 WOODGREEN STREET     LOS ANGELES        CA     90066      $287,459.21
  600118546     ROCHA,IGNACIO,MARTHA       2306 EAST DEBORAH LANE     ORANGE             CA     92869      $247,657.54
  600118553     JENSEN,CARL,SHARON         133 NORTH 170 EAST         OREM               UT     84057      $230,393.92
  600118563     HOVDA,LEIF,LAURA           9210 EAST GIRARD AVENUE    DENVER             CO     80231       $36,887.40
  600118564     HORSLEY,STEVEN,KYUNGHE     193 NORTH VALLEY VIEW DRI  NORTH SALT LAKE    UT     84054      $229,577.01
  600118566     MARLIN,TONY,ELAINE         580 SOUTH MAPLE            WOODLAND HILLS     UT     84653      $276,818.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118477     MATTHEWS,RICHARD,SYLVIA      7.875      .250    7.625     .0400     7.585     11/01/2027
  600118478     BORISCH,JANET C              8.000      .250    7.750     .0400     7.710     11/01/2027
  600118486     EDWARDS,FRANK, CELIA         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118499     ANDERSEN,HOLGER,LEATRICE     7.875      .250    7.625     .0400     7.585     11/01/2027
  600118503     ORANGE,BRUCE,JOANN           8.625      .250    8.375     .0400     8.335     12/01/2027
  600118509     OKAMITSU,GREGG,DAYLE         7.875      .250    7.625     .0400     7.585     11/01/2027
  600118520     CALVILLO,MARCELINO           8.250      .250    8.000     .0400     7.960     01/01/2028
  600118539     DAVIDSON,JAMES,NANCY         8.500      .250    8.250     .0400     8.210     11/01/2027
  600118543     UHE,ERIC                     8.375      .250    8.125     .0400     8.085     11/01/2027
  600118546     ROCHA,IGNACIO,MARTHA         7.875      .250    7.625     .0400     7.585     12/01/2027
  600118553     JENSEN,CARL,SHARON           8.125      .250    7.875     .0400     7.835     11/01/2027
  600118563     HOVDA,LEIF,LAURA             8.875      .250    8.625     .0400     8.585     11/01/2027
  600118564     HORSLEY,STEVEN,KYUNGHE       8.375      .250    8.125     .0400     8.085     12/01/2027
  600118566     MARLIN,TONY,ELAINE           8.125      .250    7.875     .0400     7.835     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118477     MATTHEWS,RICHARD,SYLVIA    538857                     $1,696.30        14        02/01/1998             360
  600118478     BORISCH,JANET C            538859                     $1,731.68                  02/01/1998             360
  600118486     EDWARDS,FRANK, CELIA       539777                     $1,803.04                  02/01/1998             360
  600118499     ANDERSEN,HOLGER,LEATRICE   540356                     $1,798.17                  02/01/1998             360
  600118503     ORANGE,BRUCE,JOANN         540646                     $2,800.04                  02/01/1998             360
  600118509     OKAMITSU,GREGG,DAYLE       540724                     $2,102.70                  02/01/1998             360
  600118520     CALVILLO,MARCELINO         540810                     $2,281.97                  02/01/1998             360
  600118539     DAVIDSON,JAMES,NANCY       541858                     $1,783.88                  02/01/1998             360
  600118543     UHE,ERIC                   542740                     $2,189.01                  02/01/1998             360
  600118546     ROCHA,IGNACIO,MARTHA       542772                     $1,798.17                  02/01/1998             360
  600118553     JENSEN,CARL,SHARON         543147                     $1,714.05                  02/01/1998             360
  600118563     HOVDA,LEIF,LAURA           543385                       $293.99         2        02/01/1998             360
  600118564     HORSLEY,STEVEN,KYUNGHE     543386                     $1,748.17                  02/01/1998             360
  600118566     MARLIN,TONY,ELAINE         543403                     $2,056.72                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118477     MATTHEWS,RICHARD,SYLVIA                                                                       $260,000.00    N
  600118478     BORISCH,JANET C                                                                               $295,000.00    N
  600118486     EDWARDS,FRANK, CELIA                                                                          $300,000.00    N
  600118499     ANDERSEN,HOLGER,LEATRICE                                                                      $310,000.00    N
  600118503     ORANGE,BRUCE,JOANN                                                                            $493,300.00    N
  600118509     OKAMITSU,GREGG,DAYLE                                                                          $373,000.00    N
  600118520     CALVILLO,MARCELINO                                                                            $405,000.00    N
  600118539     DAVIDSON,JAMES,NANCY                                                                          $290,000.00    N
  600118543     UHE,ERIC                                                                                      $360,000.00    N
  600118546     ROCHA,IGNACIO,MARTHA                                                                          $315,000.00    N
  600118553     JENSEN,CARL,SHARON                                                                            $288,600.00    N
  600118563     HOVDA,LEIF,LAURA                                                                               $43,500.00    N
  600118564     HORSLEY,STEVEN,KYUNGHE                                                                        $290,000.00    N
  600118566     MARLIN,TONY,ELAINE                                                                            $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   47
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118569     HESSE,DONALD,SUSAN         6269 NORTHWOODS GLEN DRIV  PARKER             CO     80134      $234,222.10
  600118571     REGENSBERG,YVONNE          7850 ROSLYN STREET         COMMERCE CITY      CO     80022       $71,001.82
  600118583     MUSGRAVE,JOHN/DOLORES      3025 THRUSH DRIVE # 204    MELBOURNE          FL     32935       $35,158.29
  600118584     STEJSKAL,RANDALL,DIANE     372-374 GREENSBORO SOUTH   COLORADO SPRING    CO     80906       $56,634.52
  600118588     HUTCHISON,DAVID,MARY       3500  ROLLING GREEN        FORT COLLINS       CO     80525       $74,904.03
  600118612     HEINRICH,LELAND/BRENDA     341 WEST MOUNTAIN ROAD     CASCADE            ID     83611      $242,543.70
  600118629     PEACE,ROBERT C.,DEBRA      122 EAST 8TH NORTH STREET  MOUNTAIN HOME      ID     83647       $23,552.17
  600118636     OSTERHOLME,ERIC IRVING     5488 SOUTHWEST ALGER AVEN  BEAVERTON          OR     97005       $40,853.97
  600118654     REYNOLDS,ALLEN,CONSTANCE   17515 SOUTHEAST FOSBERG R  BORING             OR     97009      $279,816.84
  600118656     CAIN,MABEL I.              1437 NORTHEAST MCDONALD L  MCMINNVILLE        OR     97128       $51,970.09
  600118658     PHOMMANETH,KEITH,LAVANNY   8595 SOUTHWEST TURQUOISE   BEAVERTON          OR     97007      $227,708.22
  600118661     TURMAN,DAVID E.,DEBI J     15811 NORTHEAST 10TH STRE  VANCOUVER          WA     98684       $74,307.20
  600118664     PEACE,ROBERT,DEBRA         486 SOUTH 2ND EAST         MOUNTAIN HOME      ID     83647       $43,150.12
  600118681     STALBERGER,ROBERT,BONNIE   1404 NORTHWEST WHITMAN ST  CAMAS              WA     98607      $255,840.89


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118569     HESSE,DONALD,SUSAN           8.625      .250    8.375     .0400     8.335     12/01/2027
  600118571     REGENSBERG,YVONNE            7.875      .250    7.625     .0400     7.585     12/01/2027
  600118583     MUSGRAVE,JOHN/DOLORES        8.625      .250    8.375     .0400     8.335     12/01/2027
  600118584     STEJSKAL,RANDALL,DIANE       8.750      .250    8.500     .0400     8.460     12/01/2027
  600118588     HUTCHISON,DAVID,MARY         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118612     HEINRICH,LELAND/BRENDA       8.375      .250    8.125     .0400     8.085     11/01/2027
  600118629     PEACE,ROBERT C.,DEBRA        8.000      .250    7.750     .0400     7.710     11/01/2027
  600118636     OSTERHOLME,ERIC IRVING       8.875      .250    8.625     .0400     8.585     12/01/2027
  600118654     REYNOLDS,ALLEN,CONSTANCE     8.125      .250    7.875     .0400     7.835     01/01/2028
  600118656     CAIN,MABEL I.                8.750      .250    8.500     .0400     8.460     01/01/2028
  600118658     PHOMMANETH,KEITH,LAVANNY     8.250      .250    8.000     .0400     7.960     12/01/2027
  600118661     TURMAN,DAVID E.,DEBI J       8.375      .250    8.125     .0400     8.085     12/01/2027
  600118664     PEACE,ROBERT,DEBRA           8.750      .250    8.500     .0400     8.460     12/01/2027
  600118681     STALBERGER,ROBERT,BONNIE     8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118569     HESSE,DONALD,SUSAN         543443                     $1,823.92                  02/01/1998             360
  600118571     REGENSBERG,YVONNE          543460                       $515.52                  02/01/1998             360
  600118583     MUSGRAVE,JOHN/DOLORES      543569                       $273.78                  02/01/1998             360
  600118584     STEJSKAL,RANDALL,DIANE     543585                       $446.06        12        02/01/1998             360
  600118588     HUTCHISON,DAVID,MARY       543608                       $563.45                  02/01/1998             360
  600118612     HEINRICH,LELAND/BRENDA     544118                     $1,846.98                  02/01/1998             360
  600118629     PEACE,ROBERT C.,DEBRA      544228                       $173.17                  02/01/1998             360
  600118636     OSTERHOLME,ERIC IRVING     544271                       $325.42                  02/01/1998             360
  600118654     REYNOLDS,ALLEN,CONSTANCE   544382                     $2,078.99                  02/01/1998             360
  600118656     CAIN,MABEL I.              544416                       $409.08                  02/01/1998             360
  600118658     PHOMMANETH,KEITH,LAVANNY   544433                     $1,712.89                  02/01/1998             360
  600118661     TURMAN,DAVID E.,DEBI J     544441                       $565.49                  02/01/1998             360
  600118664     PEACE,ROBERT,DEBRA         544472                       $339.85        12        02/01/1998             360
  600118681     STALBERGER,ROBERT,BONNIE   544580                     $1,945.78                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118569     HESSE,DONALD,SUSAN                                                                            $335,000.00    N
  600118571     REGENSBERG,YVONNE                                                                              $93,000.00    N
  600118583     MUSGRAVE,JOHN/DOLORES                                                                          $44,000.00    N
  600118584     STEJSKAL,RANDALL,DIANE                                                                         $63,000.00    N
  600118588     HUTCHISON,DAVID,MARY                                                                          $100,000.00    N
  600118612     HEINRICH,LELAND/BRENDA                                                                        $410,000.00    N
  600118629     PEACE,ROBERT C.,DEBRA                                                                          $29,500.00    N
  600118636     OSTERHOLME,ERIC IRVING                                                                         $54,600.00    N
  600118654     REYNOLDS,ALLEN,CONSTANCE                                                                      $380,000.00    N
  600118656     CAIN,MABEL I.                                                                                  $65,000.00    N
  600118658     PHOMMANETH,KEITH,LAVANNY                                                                      $285,000.00    N
  600118661     TURMAN,DAVID E.,DEBI J                                                                         $93,000.00    N
  600118664     PEACE,ROBERT,DEBRA                                                                             $48,000.00    N
  600118681     STALBERGER,ROBERT,BONNIE                                                                      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   48
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118687     PAKDAMAN,SHAHROKH,HOMA     3459 ALAMEDA DE LAS PULGA  REDWOOD CITY       CA     94061      $238,773.28
  600118689     SCHMITZ,MICHAEL,LISOLET    244 BOWEN AVENUE           APTOS              CA     95003      $255,655.31
  600118697     BLANKENSHIP,DANNY          14940 BEAR CREEK ROAD      BOULDER CREEK      CA     95006      $233,269.19
  600118699     ALDERESE,JOSEPH            14690 BADGER PASS ROAD     MORGAN HILL        CA     95037      $329,577.69
  600118700     REIMER,MARY                23 FERNWOOD DRIVE          LA HONDA           CA     94020      $247,252.56
  600118702     DANELS,SABRINA,ROGER       127 WOODSIDE DRIVE         SAN ANSELMO        CA     94960      $336,323.33
  600118703     SOKOLIK,KONSTANTINE,VER    1178 OLIVER STREET         REDWOOD CITY       CA     94062      $231,752.14
  600118704     IRANITALAB/BERE,MEHRSHAD/  64 SHELLEY AVENUE          CAMPBELL           CA     95008      $243,687.75
  600118708     HIRSCH,RONALD              714 - 46TH AVENUE          SAN FRANCISCO      CA     94121      $257,235.20
  600118709     ALSHAK/ALSABEH,NAJEEB/RAN  1713 ANGELO DRIVE          BEVERLY HILLS      CA     90210      $998,024.27
  600118711     LILLIE,TERRANCE,SANDRA     102 VAQUERO WAY            REDWOOD CITY       CA     94062      $648,747.99
  600118717     TAYLOR,STEPHEN             114 MCCORNICK AVENUE       SANTA CRUZ         CA     95062      $249,326.85
  600118719     MOSEKIAN,DAN               1515 GRAND AVENUE          PACIFICA           CA     94044      $259,473.13
  600118722     HAYMAN,WILLIAM,ROSALIE     660 GREYLYN DRIVE          SAN RAMON          CA     94583      $254,590.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118687     PAKDAMAN,SHAHROKH,HOMA       8.625      .250    8.375     .0400     8.335     11/01/2027
  600118689     SCHMITZ,MICHAEL,LISOLET      8.000      .250    7.750     .0400     7.710     12/01/2027
  600118697     BLANKENSHIP,DANNY            7.750      .250    7.500     .0400     7.460     12/01/2027
  600118699     ALDERESE,JOSEPH              8.250      .250    8.000     .0400     7.960     12/01/2027
  600118700     REIMER,MARY                  7.875      .250    7.625     .0400     7.585     12/01/2027
  600118702     DANELS,SABRINA,ROGER         7.875      .250    7.625     .0400     7.585     11/01/2027
  600118703     SOKOLIK,KONSTANTINE,VER      9.125      .250    8.875     .0400     8.835     12/01/2027
  600118704     IRANITALAB/BERE,MEHRSHAD/    8.250      .250    8.000     .0400     7.960     12/01/2027
  600118708     HIRSCH,RONALD                7.750      .250    7.500     .0400     7.460     12/01/2027
  600118709     ALSHAK/ALSABEH,NAJEEB/RAN    8.125      .250    7.875     .0400     7.835     11/01/2027
  600118711     LILLIE,TERRANCE,SANDRA       8.250      .250    8.000     .0400     7.960     11/01/2027
  600118717     TAYLOR,STEPHEN               8.875      .250    8.625     .0400     8.585     11/01/2027
  600118719     MOSEKIAN,DAN                 8.000      .250    7.750     .0400     7.710     11/01/2027
  600118722     HAYMAN,WILLIAM,ROSALIE       8.500      .250    8.250     .0400     8.210     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118687     PAKDAMAN,SHAHROKH,HOMA     545048                     $1,860.47                  02/01/1998             360
  600118689     SCHMITZ,MICHAEL,LISOLET    545307                     $1,878.44                  02/01/1998             360
  600118697     BLANKENSHIP,DANNY          545885                     $1,673.54                  02/01/1998             360
  600118699     ALDERESE,JOSEPH            545895                     $2,479.18                  02/01/1998             360
  600118700     REIMER,MARY                545912                     $1,798.17                  02/01/1998             360
  600118702     DANELS,SABRINA,ROGER       546010                     $2,447.11                  02/01/1998             360
  600118703     SOKOLIK,KONSTANTINE,VER    546024                     $1,887.63                  02/01/1998             360
  600118704     IRANITALAB/BERE,MEHRSHAD/  546062                     $1,833.09                  02/01/1998             360
  600118708     HIRSCH,RONALD              546277                     $1,845.48                  02/01/1998             360
  600118709     ALSHAK/ALSABEH,NAJEEB/RAN  546294                     $7,424.97                  02/01/1998             360
  600118711     LILLIE,TERRANCE,SANDRA     546351                     $4,883.23                  02/01/1998             360
  600118717     TAYLOR,STEPHEN             546511                     $1,987.12                  02/01/1998             360
  600118719     MOSEKIAN,DAN               546538                     $1,907.79                  02/01/1998             360
  600118722     HAYMAN,WILLIAM,ROSALIE     546603                     $1,959.96                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118687     PAKDAMAN,SHAHROKH,HOMA                                                                        $299,000.00    N
  600118689     SCHMITZ,MICHAEL,LISOLET                                                                       $320,000.00    N
  600118697     BLANKENSHIP,DANNY                                                                             $292,000.00    N
  600118699     ALDERESE,JOSEPH                                                                               $478,500.00    N
  600118700     REIMER,MARY                                                                                   $310,000.00    N
  600118702     DANELS,SABRINA,ROGER                                                                          $450,000.00    N
  600118703     SOKOLIK,KONSTANTINE,VER                                                                       $290,000.00    N
  600118704     IRANITALAB/BERE,MEHRSHAD/                                                                     $305,000.00    N
  600118708     HIRSCH,RONALD                                                                                 $322,000.00    N
  600118709     ALSHAK/ALSABEH,NAJEEB/RAN                                                                   $1,500,000.00    N
  600118711     LILLIE,TERRANCE,SANDRA                                                                        $880,000.00    N
  600118717     TAYLOR,STEPHEN                                                                                $333,000.00    N
  600118719     MOSEKIAN,DAN                                                                                  $325,000.00    N
  600118722     HAYMAN,WILLIAM,ROSALIE                                                                        $318,674.00    N


 (vlegal.ace v1.4)                                                 Page   49
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118723     OMORI,SHIGEKO              551-12TH AVENUE            SAN FRANCISCO      CA     94118      $349,574.43
  600118727     MCCORMACK,JOHN,IRENE       1566-1568 10TH AVENUE      SAN FRANCISCO      CA     94122      $274,665.64
  600118730     FERNANDEZ,PACO,BONNIE      450 ALVARADO STREET        BRISBANE           CA     94005      $239,560.73
  600118732     MIRASSOU,CELESTE           70 SUNRISE AVENUE          MILL VALLEY        CA     94941      $270,053.97
  600118737     SCALLY,MARTIN,CIRIAN,LOUI  3814 HARRISON STREET       OAKLAND            CA     94611      $238,869.68
  600118738     COSENZA,MATTHEW, ANNE      1316 SANCHEZ AVENUE        BURLINGAME         CA     94010      $262,832.30
  600118742     FEIST,ROBERT               818 ANGELUS PLACE          LOS ANGELES        CA     90291      $328,858.54
  600118743     YOUNG,HUEI-FANG            18508 EAST NOTTINGHAM LAN  ROWLAND HEIGHTS    CA     91748      $249,518.44
  600118748     YOUNG-WOLFF,DAVID,PAMELA   2303 27TH STREET           SANTA MONICA       CA     90405      $316,412.47
  600118752     HENRY,CARL,ELIZABETH       4256 HITCH BOULEVARD       MOORPARK AREA      CA     93021      $235,794.93
  600118753     MILLER,MICHAEL,CAROLIN     21631 HONEYSUCKLE STREET   TRABUCO CANYON     CA     92679      $299,596.08
  600118759     DA COSTA,RAUL,JULIETTE     23249 CLARENDON STREET     LOS ANGELES        CA     91367      $246,891.63
  600118760     NICKEL/REYNOLDS,PHYLLIS/S  285 GLENDORA AVENUE        LONG BEACH         CA     90803      $246,434.23
  600118763     PETERSON,ERIC,KIMBERLY     31 EISENHOWER LANE         COTO DE CAZA AR    CA     92679      $298,659.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118723     OMORI,SHIGEKO                8.500      .250    8.250     .0400     8.210     12/01/2027
  600118727     MCCORMACK,JOHN,IRENE         8.500      .250    8.250     .0400     8.210     12/01/2027
  600118730     FERNANDEZ,PACO,BONNIE        8.500      .250    8.250     .0400     8.210     11/01/2027
  600118732     MIRASSOU,CELESTE             8.250      .250    8.000     .0400     7.960     12/01/2027
  600118737     SCALLY,MARTIN,CIRIAN,LOUI    7.875      .250    7.625     .0400     7.585     12/01/2027
  600118738     COSENZA,MATTHEW, ANNE        8.250      .250    8.000     .0400     7.960     01/01/2028
  600118742     FEIST,ROBERT                 8.000      .250    7.750     .0400     7.710     11/01/2027
  600118743     YOUNG,HUEI-FANG              8.250      .250    8.000     .0400     7.960     11/01/2027
  600118748     YOUNG-WOLFF,DAVID,PAMELA     7.875      .250    7.625     .0400     7.585     12/01/2027
  600118752     HENRY,CARL,ELIZABETH         8.250      .250    8.000     .0400     7.960     11/01/2027
  600118753     MILLER,MICHAEL,CAROLIN       8.000      .250    7.750     .0400     7.710     12/01/2027
  600118759     DA COSTA,RAUL,JULIETTE       8.375      .250    8.125     .0400     8.085     12/01/2027
  600118760     NICKEL/REYNOLDS,PHYLLIS/S    8.250      .250    8.000     .0400     7.960     12/01/2027
  600118763     PETERSON,ERIC,KIMBERLY       8.375      .250    8.125     .0400     8.085     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118723     OMORI,SHIGEKO              546606                     $2,691.20                  02/01/1998             360
  600118727     MCCORMACK,JOHN,IRENE       546656                     $2,114.51                  02/01/1998             360
  600118730     FERNANDEZ,PACO,BONNIE      546675                     $1,845.39                  02/01/1998             360
  600118732     MIRASSOU,CELESTE           546679                     $2,031.42                  02/01/1998             360
  600118737     SCALLY,MARTIN,CIRIAN,LOUI  546803                     $1,734.37                  02/01/1998             360
  600118738     COSENZA,MATTHEW, ANNE      546840                     $1,975.83                  02/01/1998             360
  600118742     FEIST,ROBERT               547463                     $2,436.10                  02/01/1998             360
  600118743     YOUNG,HUEI-FANG            547513                     $1,878.17                  02/01/1998             360
  600118748     YOUNG-WOLFF,DAVID,PAMELA   547679                     $2,297.38                  02/01/1998             360
  600118752     HENRY,CARL,ELIZABETH       547802                     $1,774.87                  02/01/1998             360
  600118753     MILLER,MICHAEL,CAROLIN     547815                     $2,201.29                  02/01/1998             360
  600118759     DA COSTA,RAUL,JULIETTE     547920                     $1,878.90                  02/01/1998             360
  600118760     NICKEL/REYNOLDS,PHYLLIS/S  547943                     $1,853.75                  02/01/1998             360
  600118763     PETERSON,ERIC,KIMBERLY     547966                     $2,277.18                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118723     OMORI,SHIGEKO                                                                                 $520,000.00    N
  600118727     MCCORMACK,JOHN,IRENE                                                                          $470,000.00    N
  600118730     FERNANDEZ,PACO,BONNIE                                                                         $300,000.00    N
  600118732     MIRASSOU,CELESTE                                                                              $338,000.00    N
  600118737     SCALLY,MARTIN,CIRIAN,LOUI                                                                     $299,000.00    N
  600118738     COSENZA,MATTHEW, ANNE                                                                         $365,000.00    N
  600118742     FEIST,ROBERT                                                                                  $415,000.00    N
  600118743     YOUNG,HUEI-FANG                                                                               $418,350.00    N
  600118748     YOUNG-WOLFF,DAVID,PAMELA                                                                      $422,500.00    N
  600118752     HENRY,CARL,ELIZABETH                                                                          $315,000.00    N
  600118753     MILLER,MICHAEL,CAROLIN                                                                        $405,000.00    N
  600118759     DA COSTA,RAUL,JULIETTE                                                                        $309,000.00    N
  600118760     NICKEL/REYNOLDS,PHYLLIS/S                                                                     $329,000.00    N
  600118763     PETERSON,ERIC,KIMBERLY                                                                        $374,515.00    N


 (vlegal.ace v1.4)                                                 Page   50
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118767     ELM,DEE,NANCY              420 IMPERIAL DRIVE         EDWARDS            CO     81632      $228,513.61
  600118769     QUESADA,ROBERT,BARBARA     5308 BINDEWALD ROAD        TORRANCE           CA     90505      $315,391.33
  600118776     HARETAKIS,ALEX, SUZANNE    9839 DEBIOIS AVENUE        FOUNTAIN VALLEY    CA     92708      $227,582.70
  600118785     BETTCHER,PAUL,MELANIE      4530 WEST 8TH STREET       LOS ANGELES        CA     90005      $364,213.93
  600118789     HEWITT,RONALD, JOANNE      1321 RAMBLING ROAD         SIMI VALLEY        CA     93065      $247,690.63
  600118790     SPIEGAL,GILBERT,MARILYN    5029 GERALD AVENUE         LOS ANGELES        CA     91436      $319,130.22
  600118792     GEARY,RICK                 329 EAST 19TH STREET       COSTA MESA         CA     92627      $231,052.57
  600118794     LITTLE,BRAD,KATHRINE       949 EAST NEWTON LANE       PLACENTIA          CA     92870      $266,849.25
  600118798     HIESHIMA,MICHAEL           556 NORTHERN AVENUE        MILL VALLEY        CA     94941      $348,971.58
  600118801     STEPHENSON,LAWRENCE,SANDR  1890 CALLE ALBERCA         CAMARILLO          CA     93010      $244,653.04
  600118804     GOLA,CANDACE               3824 BEVERLY RIDGE DRIVE   LOS ANGELES        CA     91423      $335,368.63
  600118835     SCARCELLI,PERRY,LISA       14729 BONITA VISTA WAY     JAMUL              CA     91935      $367,326.46
  600118844     RIVERA,STEVEN,BARBARA      15921 AVENIDA SAN MIGUEL   LA MIRADA          CA     90638      $265,632.69
  600118849     BURNLEY,REGINALD           15300 CASINO DRIVE         HACIENDA HEIGHT    CA     91745      $230,888.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118767     ELM,DEE,NANCY                8.375      .250    8.125     .0400     8.085     12/01/2027
  600118769     QUESADA,ROBERT,BARBARA       8.250      .250    8.000     .0400     7.960     11/01/2027
  600118776     HARETAKIS,ALEX, SUZANNE      8.500      .250    8.250     .0400     8.210     11/01/2027
  600118785     BETTCHER,PAUL,MELANIE        8.750      .250    8.500     .0400     8.460     11/01/2027
  600118789     HEWITT,RONALD, JOANNE        8.375      .250    8.125     .0400     8.085     12/01/2027
  600118790     SPIEGAL,GILBERT,MARILYN      7.875      .250    7.625     .0400     7.585     01/01/2028
  600118792     GEARY,RICK                   8.250      .250    8.000     .0400     7.960     01/01/2028
  600118794     LITTLE,BRAD,KATHRINE         8.125      .250    7.875     .0400     7.835     12/01/2027
  600118798     HIESHIMA,MICHAEL             8.125      .250    7.875     .0400     7.835     01/01/2028
  600118801     STEPHENSON,LAWRENCE,SANDR    7.750      .250    7.500     .0400     7.460     12/01/2027
  600118804     GOLA,CANDACE                 8.250      .250    8.000     .0400     7.960     12/01/2027
  600118835     SCARCELLI,PERRY,LISA         8.500      .250    8.250     .0400     8.210     11/01/2027
  600118844     RIVERA,STEVEN,BARBARA        7.875      .250    7.625     .0400     7.585     12/01/2027
  600118849     BURNLEY,REGINALD             8.000      .250    7.750     .0400     7.710     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118767     ELM,DEE,NANCY              548016                     $1,739.05                  02/01/1998             360
  600118769     QUESADA,ROBERT,BARBARA     548024                     $2,374.00                  02/01/1998             360
  600118776     HARETAKIS,ALEX, SUZANNE    548120                     $1,753.12                  02/01/1998             360
  600118785     BETTCHER,PAUL,MELANIE      548201                     $2,871.46                  02/01/1998             360
  600118789     HEWITT,RONALD, JOANNE      548256                     $1,884.98                  02/01/1998             360
  600118790     SPIEGAL,GILBERT,MARILYN    548259                     $2,315.51                  02/01/1998             360
  600118792     GEARY,RICK                 548272                     $1,736.93                  02/01/1998             360
  600118794     LITTLE,BRAD,KATHRINE       548291                     $1,983.95                  02/01/1998             360
  600118798     HIESHIMA,MICHAEL           548327                     $2,592.80                  02/01/1998             360
  600118801     STEPHENSON,LAWRENCE,SANDR  548342                     $1,755.21                  02/01/1998             360
  600118804     GOLA,CANDACE               548369                     $2,524.26                  02/01/1998             360
  600118835     SCARCELLI,PERRY,LISA       548773                     $2,829.60                  02/01/1998             360
  600118844     RIVERA,STEVEN,BARBARA      548937                     $1,928.68                  02/01/1998             360
  600118849     BURNLEY,REGINALD           549034                     $1,696.46                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118767     ELM,DEE,NANCY                                                                                 $286,000.00    N
  600118769     QUESADA,ROBERT,BARBARA                                                                        $395,000.00    N
  600118776     HARETAKIS,ALEX, SUZANNE                                                                       $285,000.00    N
  600118785     BETTCHER,PAUL,MELANIE                                                                         $460,000.00    N
  600118789     HEWITT,RONALD, JOANNE                                                                         $310,000.00    N
  600118790     SPIEGAL,GILBERT,MARILYN                                                                       $399,220.00    N
  600118792     GEARY,RICK                                                                                    $289,000.00    N
  600118794     LITTLE,BRAD,KATHRINE                                                                          $334,000.00    N
  600118798     HIESHIMA,MICHAEL                                                                              $436,500.00    N
  600118801     STEPHENSON,LAWRENCE,SANDR                                                                     $320,000.00    N
  600118804     GOLA,CANDACE                                                                                  $440,000.00    N
  600118835     SCARCELLI,PERRY,LISA                                                                          $460,000.00    N
  600118844     RIVERA,STEVEN,BARBARA                                                                         $335,000.00    N
  600118849     BURNLEY,REGINALD                                                                              $289,000.00    N


 (vlegal.ace v1.4)                                                 Page   51
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118850     ZAVOLOCK,YELENA            2012 SALIENTE WAY          CARLSBAD           CA     92009      $263,640.18
  600118855     WEIDE/WEIDE,ROBERT/WILLIA  4526 MORELLA AVENUE        LOS ANGELES        CA     91607      $333,589.60
  600118856     BLAISDALE,LISA,CHRISTOPHE  2073 ACACIA DRIVE          SAN MARCOS         CA     92069      $235,568.03
  600118858     LIMBOCKER,DONALD,ROBERTA   17912 OTTER LANE           SUNRIVER           OR     97707      $146,067.55
  600118870     MC MULLEN,KELLY,SOUMINI    42540 MORNINGSIDE COURT    HEMET              CA     92544      $335,358.25
  600118871     WARDENBURG,MARK,BECKY      5839 EAST SANDSTONE COURT  ORANGE             CA     92869      $274,864.31
  600118872     MINIHANE,PATRICK,MARIANN   2233 CORTINA CIRCLE        ESCONDIDO          CA     92029      $317,560.88
  600118874     COCHRAN-NEILAN,LISA        11104 GATEMOORE WAY        SAN DIEGO          CA     92131      $379,513.71
  600118877     LOMBARDI,GARY,KATHLEEN     602 EAST VIRGINIA AVENUE   GLENDORA AREA      CA     91741      $274,665.64
  600118895     GARRERA/AQUINO,JOANNA/DON  7450 SOUTH EASTERN AVENUE  LAS VEGAS          NV     89123       $85,335.32
  600118896     FINKLE,BRUCE               5202 SOLEDAD MOUNTAIN ROA  SAN DIEGO          CA     92109      $311,166.53
  600118898     ANDERSON,CURTIS,SUSAN      83 MONT BLANC WAY          LAS VEGAS          NV     89124      $279,659.54
  600118905     CHARD,DAVID,PATS           13201 47TH PLACE WEST      MUKILTEO           WA     98275      $238,784.12
  600118908     CHOW,EDWARD,AURORA         2518 BARRINGTON COURT NOR  OLYMPIA            WA     98506       $83,900.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118850     ZAVOLOCK,YELENA              8.625      .250    8.375     .0400     8.335     12/01/2027
  600118855     WEIDE/WEIDE,ROBERT/WILLIA    8.125      .250    7.875     .0400     7.835     11/01/2027
  600118856     BLAISDALE,LISA,CHRISTOPHE    8.500      .250    8.250     .0400     8.210     11/01/2027
  600118858     LIMBOCKER,DONALD,ROBERTA     8.375      .250    8.125     .0400     8.085     12/01/2027
  600118870     MC MULLEN,KELLY,SOUMINI      8.125      .250    7.875     .0400     7.835     12/01/2027
  600118871     WARDENBURG,MARK,BECKY        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118872     MINIHANE,PATRICK,MARIANN     7.875      .250    7.625     .0400     7.585     12/01/2027
  600118874     COCHRAN-NEILAN,LISA          8.250      .250    8.000     .0400     7.960     12/01/2027
  600118877     LOMBARDI,GARY,KATHLEEN       8.500      .250    8.250     .0400     8.210     12/01/2027
  600118895     GARRERA/AQUINO,JOANNA/DON    8.250      .250    8.000     .0400     7.960     11/01/2027
  600118896     FINKLE,BRUCE                 7.875      .250    7.625     .0400     7.585     12/01/2027
  600118898     ANDERSON,CURTIS,SUSAN        8.500      .250    8.250     .0400     8.210     12/01/2027
  600118905     CHARD,DAVID,PATS             8.750      .250    8.500     .0400     8.460     11/01/2027
  600118908     CHOW,EDWARD,AURORA           8.625      .250    8.375     .0400     8.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118850     ZAVOLOCK,YELENA            549048                     $2,053.36                  02/01/1998             360
  600118855     WEIDE/WEIDE,ROBERT/WILLIA  549066                     $2,481.80                  02/01/1998             360
  600118856     BLAISDALE,LISA,CHRISTOPHE  549082                     $1,814.64                  02/01/1998             360
  600118858     LIMBOCKER,DONALD,ROBERTA   549098                     $1,111.61                  02/01/1998             360
  600118870     MC MULLEN,KELLY,SOUMINI    549176                     $2,494.79                  02/01/1998             360
  600118871     WARDENBURG,MARK,BECKY      549183                     $2,118.36                  02/01/1998             360
  600118872     MINIHANE,PATRICK,MARIANN   549191                     $2,305.72                  02/01/1998             360
  600118874     COCHRAN-NEILAN,LISA        549217                     $2,854.81                  02/01/1998             360
  600118877     LOMBARDI,GARY,KATHLEEN     549260                     $2,114.51                  02/01/1998             360
  600118895     GARRERA/AQUINO,JOANNA/DON  549355                       $642.33                  02/01/1998             360
  600118896     FINKLE,BRUCE               549363                     $2,262.22                  02/01/1998             360
  600118898     ANDERSON,CURTIS,SUSAN      549379                     $2,152.96                  02/01/1998             360
  600118905     CHARD,DAVID,PATS           549437                     $1,881.79                  02/01/1998             360
  600118908     CHOW,EDWARD,AURORA         549486                       $653.34                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118850     ZAVOLOCK,YELENA                                                                               $330,000.00    N
  600118855     WEIDE/WEIDE,ROBERT/WILLIA                                                                     $477,500.00    N
  600118856     BLAISDALE,LISA,CHRISTOPHE                                                                     $295,000.00    N
  600118858     LIMBOCKER,DONALD,ROBERTA                                                                      $195,000.00    N
  600118870     MC MULLEN,KELLY,SOUMINI                                                                       $420,000.00    N
  600118871     WARDENBURG,MARK,BECKY                                                                         $344,400.00    N
  600118872     MINIHANE,PATRICK,MARIANN                                                                      $398,000.00    N
  600118874     COCHRAN-NEILAN,LISA                                                                           $475,000.00    N
  600118877     LOMBARDI,GARY,KATHLEEN                                                                        $355,000.00    N
  600118895     GARRERA/AQUINO,JOANNA/DON                                                                     $106,875.00    N
  600118896     FINKLE,BRUCE                                                                                  $405,000.00    N
  600118898     ANDERSON,CURTIS,SUSAN                                                                         $350,000.00    N
  600118905     CHARD,DAVID,PATS                                                                              $299,000.00    N
  600118908     CHOW,EDWARD,AURORA                                                                            $109,090.00    N


 (vlegal.ace v1.4)                                                 Page   52
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118913     CAROLUS,ROBIN,JOSEPH       9715 NORTHEAST 200TH STRE  BOTHELL            WA     98011      $122,764.06
  600118918     STIEF,ROBERT,PAMI          927 NORTH 25TH STREET      BILLINGS           MT     59101       $35,932.39
  600118922     GINTHER,ROBERT,FREDERIK    14200 NORTHEAST 171ST STR  WOODINVILLE        WA     98072       $79,553.16
  600118932     ORLOWSKI,DANIEL M.         1311 39TH STREET           EVERETT            WA     98201       $87,144.27
  600118934     CONWAY,VAN,MARY            6435 WEST ROCKFORD BAY RO  COEUR D'ALENE      ID     83814      $301,233.29
  600118937     PYLE,JACK,JANE             621 WEST LAKE SAMMAMISH P  BELLEVUE           WA     98008      $291,831.63
  600118938     SHELTON,MAXINE L.          804 NORTH 60TH STREET      SEATTLE            WA     98103      $303,443.57
  600118941     HETLAND,LAUREN,ARLINE      3317 DRIFTWOOD LANE        BILLINGS           MT     59101      $116,875.00
  600118943     WALKER/WALKER,PETER/PHILL  4825 MANZANITA STREET      EUGENE             OR     97405      $143,833.70
  600118963     PYLE,H.CHANDLER,CARL       508 SOUTH 10TH STREET      LIVINGSTON         MT     59047       $82,327.59
  600118968     WATTS,RONALD, CONNIE       311 NORTH EARLING          MILES CITY         MT     59301       $62,965.59
  600118975     KNOTTS,RICHARD,CYNTHIA     11034 NORTHEAST 26TH PLAC  BELLEVUE           WA     98004      $306,806.87
  600118977     VERMEER,LOUIS              4475 BALDY MOUNTAIN ROAD   SANDPOINT          ID     83864      $247,690.63
  600118995     FALLON,DANIEL, JUDY        16570 155TH STREET SOUTHE  MONROE             WA     98272       $79,897.63


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118913     CAROLUS,ROBIN,JOSEPH         8.250      .250    8.000     .0400     7.960     12/01/2027
  600118918     STIEF,ROBERT,PAMI            8.375      .250    8.125     .0400     8.085     11/01/2027
  600118922     GINTHER,ROBERT,FREDERIK      8.500      .250    8.250     .0400     8.210     12/01/2027
  600118932     ORLOWSKI,DANIEL M.           8.625      .250    8.375     .0400     8.335     11/01/2027
  600118934     CONWAY,VAN,MARY              8.500      .250    8.250     .0400     8.210     12/01/2027
  600118937     PYLE,JACK,JANE               8.000      .250    7.750     .0400     7.710     11/01/2027
  600118938     SHELTON,MAXINE L.            8.500      .250    8.250     .0400     8.210     11/01/2027
  600118941     HETLAND,LAUREN,ARLINE        9.125      .250    8.875     .0400     8.835     12/01/2027
  600118943     WALKER/WALKER,PETER/PHILL    8.750      .250    8.500     .0400     8.460     12/01/2027
  600118963     PYLE,H.CHANDLER,CARL         8.750      .250    8.500     .0400     8.460     01/01/2028
  600118968     WATTS,RONALD, CONNIE         9.000      .250    8.750     .0400     8.710     01/01/2028
  600118975     KNOTTS,RICHARD,CYNTHIA       8.250      .250    8.000     .0400     7.960     12/01/2027
  600118977     VERMEER,LOUIS                8.375      .250    8.125     .0400     8.085     12/01/2027
  600118995     FALLON,DANIEL, JUDY          8.250      .250    8.000     .0400     7.960     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118913     CAROLUS,ROBIN,JOSEPH       549531                       $924.06                  02/01/1998             360
  600118918     STIEF,ROBERT,PAMI          549542                       $273.63        12        02/01/1998             360
  600118922     GINTHER,ROBERT,FREDERIK    549567                       $612.44        12        02/01/1998             360
  600118932     ORLOWSKI,DANIEL M.         549614                       $679.01        12        02/01/1998             360
  600118934     CONWAY,VAN,MARY            549623                     $2,319.04                  02/01/1998             360
  600118937     PYLE,JACK,JANE             549639                     $2,155.43                  02/01/1998             360
  600118938     SHELTON,MAXINE L.          549652                     $2,337.50                  02/01/1998             360
  600118941     HETLAND,LAUREN,ARLINE      549666                       $951.95         2        02/01/1998             360
  600118943     WALKER/WALKER,PETER/PHILL  549689                     $1,132.85         1        02/01/1998             360
  600118963     PYLE,H.CHANDLER,CARL       549841                       $648.24                  02/01/1998             360
  600118968     WATTS,RONALD, CONNIE       549861                       $506.91         7        02/01/1998             360
  600118975     KNOTTS,RICHARD,CYNTHIA     549934                     $2,307.89                  02/01/1998             360
  600118977     VERMEER,LOUIS              549942                     $1,884.98                  02/01/1998             360
  600118995     FALLON,DANIEL, JUDY        550100                       $601.01                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118913     CAROLUS,ROBIN,JOSEPH                                                                          $155,000.00    N
  600118918     STIEF,ROBERT,PAMI                                                                              $40,000.00    N
  600118922     GINTHER,ROBERT,FREDERIK                                                                        $88,500.00    N
  600118932     ORLOWSKI,DANIEL M.                                                                             $97,000.00    N
  600118934     CONWAY,VAN,MARY                                                                               $377,000.00    N
  600118937     PYLE,JACK,JANE                                                                                $420,000.00    N
  600118938     SHELTON,MAXINE L.                                                                             $382,000.00    N
  600118941     HETLAND,LAUREN,ARLINE                                                                         $130,000.00    N
  600118943     WALKER/WALKER,PETER/PHILL                                                                     $154,000.00    N
  600118963     PYLE,H.CHANDLER,CARL                                                                          $103,000.00    N
  600118968     WATTS,RONALD, CONNIE                                                                           $70,000.00    N
  600118975     KNOTTS,RICHARD,CYNTHIA                                                                        $384,000.00    N
  600118977     VERMEER,LOUIS                                                                                 $310,000.00    N
  600118995     FALLON,DANIEL, JUDY                                                                           $135,000.00    N


 (vlegal.ace v1.4)                                                 Page   53
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600118996     MONTAGUE,WALLACE, LYNNE    3106 SMOKEY LANE           BILLINGS           MT     59102      $243,703.32
  600119018     WERHONIG,DONALD,KAY        959 WESTGATE DRIVE         BILLINGS           MT     59101       $65,416.18
  600119025     GRAY,JAMES EARL            549 ASLAN LAIR COURT       SANTA ROSA         CA     95404      $287,675.89
  600119028     COONS,STEPHEN,ANN          973 SUMMERLEAF DRIVE       SAN JOSE           CA     95120      $290,655.15
  600119033     MARKOWITZ,LESLIE C.        2136 PARRISH DRIVE         SANTA ROSA         CA     95404      $227,700.71
  600119042     MANNING,JOHN, KATHLEEN     5300 SANDY KEY DRIVE       ORANGE BEACH       AL     36561      $229,553.34
  600119056     OSTROW,PAUL,CORINNE        9480 NORTH MADISON RIDGE   FRESNO             CA     93720      $255,563.27
  600119059     BLAZENSKY,DAVID            408 KIMBERLEY BROOKE LANE  STATELINE          NV     89449       $79,845.92
  600119068     MELTON-SHROYER,MICHELLE    12425 RANCHERO WAY         GRASS VALLEY       CA     95949      $271,669.29
  600119070     SMITS,STUART,SUZIE         166 MILLS ROAD             SACRAMENTO         CA     95864      $343,132.28
  600119071     DEMAREST,JIM,MONIKA        13236 PURVIS ROAD          HERALD             CA     95638      $323,585.38
  600119079     PETERSON,MICHAEL,ELLEN     3191 CEBADA CANYON ROAD    LOMPOC             CA     93436      $241,174.84
  600119085     WILLIAMS,LARRY             31 BAY FOREST COURT        OAKLAND            CA     94611      $360,725.66
  600119089     VELEZ,DAVID,KATHERINE      3400 WOODLEIGH LANE        CAMERON PARK       CA     95682      $252,468.16


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600118996     MONTAGUE,WALLACE, LYNNE      8.500      .250    8.250     .0400     8.210     12/01/2027
  600119018     WERHONIG,DONALD,KAY          8.250      .250    8.000     .0400     7.960     12/01/2027
  600119025     GRAY,JAMES EARL              8.875      .250    8.625     .0400     8.585     12/01/2027
  600119028     COONS,STEPHEN,ANN            8.625      .250    8.375     .0400     8.335     12/01/2027
  600119033     MARKOWITZ,LESLIE C.          8.125      .250    7.875     .0400     7.835     12/01/2027
  600119042     MANNING,JOHN, KATHLEEN       8.250      .250    8.000     .0400     7.960     01/01/2028
  600119056     OSTROW,PAUL,CORINNE          8.125      .250    7.875     .0400     7.835     12/01/2027
  600119059     BLAZENSKY,DAVID              8.250      .250    8.000     .0400     7.960     11/01/2027
  600119068     MELTON-SHROYER,MICHELLE      8.500      .250    8.250     .0400     8.210     12/01/2027
  600119070     SMITS,STUART,SUZIE           8.500      .250    8.250     .0400     8.210     12/01/2027
  600119071     DEMAREST,JIM,MONIKA          8.250      .250    8.000     .0400     7.960     12/01/2027
  600119079     PETERSON,MICHAEL,ELLEN       8.000      .250    7.750     .0400     7.710     12/01/2027
  600119085     WILLIAMS,LARRY               7.875      .250    7.625     .0400     7.585     01/01/2028
  600119089     VELEZ,DAVID,KATHERINE        8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600118996     MONTAGUE,WALLACE, LYNNE    550101                     $1,876.15                  02/01/1998             360
  600119018     WERHONIG,DONALD,KAY        550377                       $492.08                  02/01/1998             360
  600119025     GRAY,JAMES EARL            550464                     $2,291.46                  02/01/1998             360
  600119028     COONS,STEPHEN,ANN          550479                     $2,263.37                  02/01/1998             360
  600119033     MARKOWITZ,LESLIE C.        550551                     $1,692.89                  02/01/1998             360
  600119042     MANNING,JOHN, KATHLEEN     551459                     $1,727.91                  02/01/1998             360
  600119056     OSTROW,PAUL,CORINNE        552010                     $1,900.79                  02/01/1998             360
  600119059     BLAZENSKY,DAVID            552014                       $601.01                  02/01/1998             360
  600119068     MELTON-SHROYER,MICHELLE    552109                     $2,091.44                  02/01/1998             360
  600119070     SMITS,STUART,SUZIE         552129                     $2,641.60         2        02/01/1998             360
  600119071     DEMAREST,JIM,MONIKA        552130                     $2,434.10                  02/01/1998             360
  600119079     PETERSON,MICHAEL,ELLEN     552156                     $1,772.04                  02/01/1998             360
  600119085     WILLIAMS,LARRY             552238                     $2,619.31        12        02/01/1998             360
  600119089     VELEZ,DAVID,KATHERINE      552246                     $1,877.03                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600118996     MONTAGUE,WALLACE, LYNNE                                                                       $305,000.00    N
  600119018     WERHONIG,DONALD,KAY                                                                            $82,000.00    N
  600119025     GRAY,JAMES EARL                                                                               $360,000.00    N
  600119028     COONS,STEPHEN,ANN                                                                             $430,000.00    N
  600119033     MARKOWITZ,LESLIE C.                                                                           $285,000.00    N
  600119042     MANNING,JOHN, KATHLEEN                                                                        $320,000.00    N
  600119056     OSTROW,PAUL,CORINNE                                                                           $320,000.00    N
  600119059     BLAZENSKY,DAVID                                                                               $170,000.00    N
  600119068     MELTON-SHROYER,MICHELLE                                                                       $340,000.00    N
  600119070     SMITS,STUART,SUZIE                                                                            $404,200.00    N
  600119071     DEMAREST,JIM,MONIKA                                                                           $410,000.00    N
  600119079     PETERSON,MICHAEL,ELLEN                                                                        $345,000.00    N
  600119085     WILLIAMS,LARRY                                                                                $425,000.00    N
  600119089     VELEZ,DAVID,KATHERINE                                                                         $316,000.00    N


 (vlegal.ace v1.4)                                                 Page   54
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119098     LEA,ROBERT,NANCY           746 GREAT HIGHWAY, #3      SAN FRANCISCO      CA     94122      $247,845.85
  600119102     NEAL,NORMA                 3185 CEDARWOOD DRIVE       TAHOE CITY         CA     96145      $261,141.70
  600119111     BASOW,WILLIAM,JUDITH       1943 DORSET DRIVE          FORT COLLINS       CO     80526       $87,893.01
  600119112     BASOW,WILLIAM,JUDITH       2448 CHEVIOT DRIVE         FORT COLLINS       CO     80526       $96,282.79
  600119125     ARCHER,THOMAS,JEANETTE     7001 EAST BROOKS DRIVE     TUCSON             AZ     85730       $68,758.32
  600119126     STEIN,JEFFREY,JANET        11440 WEST TRIPLE J WAY    TUCSON             AZ     85743       $79,907.61
  600119133     WERNER,JAMES,RENEE         70 LANSFORD COURT          SAN RAMON          CA     94583      $333,350.34
  600119142     KIRWIN/LEDESMA,DAVID/RUBE  1416 SEMINARY AVENUE       ALAMEDA            CA     94502      $235,509.56
  600119144     CANEPA,LUIGI,ANNA          14846 SOUTH 27TH STREET    PHOENIX            AZ     85048       $93,623.78
  600119147     PIDCOCK,JEANETTE           2473 BOOKSIN AVENUE        SAN JOSE           CA     95125      $298,672.14
  600119148     MAJEWSKI,KAREN,CHARLES     745 ECKER COURT            CAMPBELL           CA     95008      $244,477.02
  600119150     TEETERS,TERRY,KATHRYN      190 BRAEMOOR DRIVE         SANTA CRUZ         CA     95060      $239,525.84
  600119158     OVERTON,WILLIAM            4115 AMARANTA AVENUE       PALO ALTO          CA     94306      $366,992.52
  600119161     MOY,PHILLIP                6255 VIEWCREST DRIVE       OAKLAND            CA     94619      $263,424.84


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119098     LEA,ROBERT,NANCY             8.375      .250    8.125     .0400     8.085     01/01/2028
  600119102     NEAL,NORMA                   8.500      .250    8.250     .0400     8.210     01/01/2028
  600119111     BASOW,WILLIAM,JUDITH         8.500      .250    8.250     .0400     8.210     12/01/2027
  600119112     BASOW,WILLIAM,JUDITH         8.500      .250    8.250     .0400     8.210     12/01/2027
  600119125     ARCHER,THOMAS,JEANETTE       8.500      .250    8.250     .0400     8.210     01/01/2028
  600119126     STEIN,JEFFREY,JANET          8.750      .250    8.500     .0400     8.460     12/01/2027
  600119133     WERNER,JAMES,RENEE           8.625      .250    8.375     .0400     8.335     12/01/2027
  600119142     KIRWIN/LEDESMA,DAVID/RUBE    7.875      .250    7.625     .0400     7.585     11/01/2027
  600119144     CANEPA,LUIGI,ANNA            8.000      .250    7.750     .0400     7.710     12/01/2027
  600119147     PIDCOCK,JEANETTE             9.000      .250    8.750     .0400     8.710     12/01/2027
  600119148     MAJEWSKI,KAREN,CHARLES       8.125      .250    7.875     .0400     7.835     12/01/2027
  600119150     TEETERS,TERRY,KATHRYN        8.125      .250    7.875     .0400     7.835     11/01/2027
  600119158     OVERTON,WILLIAM              7.875      .250    7.625     .0400     7.585     12/01/2027
  600119161     MOY,PHILLIP                  7.750      .250    7.500     .0400     7.460     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119098     LEA,ROBERT,NANCY           552343                     $1,884.98                  02/01/1998             360
  600119102     NEAL,NORMA                 552369                     $2,009.17                  02/01/1998             360
  600119111     BASOW,WILLIAM,JUDITH       553015                       $676.64                  02/01/1998             360
  600119112     BASOW,WILLIAM,JUDITH       553016                       $741.23                  02/01/1998             360
  600119125     ARCHER,THOMAS,JEANETTE     553978                       $529.01                  02/01/1998             360
  600119126     STEIN,JEFFREY,JANET        553985                       $629.36                  02/01/1998             360
  600119133     WERNER,JAMES,RENEE         554915                     $2,595.87                  02/01/1998             360
  600119142     KIRWIN/LEDESMA,DAVID/RUBE  555037                     $1,711.16                  02/01/1998             360
  600119144     CANEPA,LUIGI,ANNA          555089                       $687.90                  02/01/1998             360
  600119147     PIDCOCK,JEANETTE           555120                     $2,405.82                  02/01/1998             360
  600119148     MAJEWSKI,KAREN,CHARLES     555127                     $1,819.12                  02/01/1998             360
  600119150     TEETERS,TERRY,KATHRYN      555133                     $1,781.99                  02/01/1998             360
  600119158     OVERTON,WILLIAM            555310                     $2,664.63                  02/01/1998             360
  600119161     MOY,PHILLIP                555320                     $1,891.33                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119098     LEA,ROBERT,NANCY                                                                              $310,000.00    N
  600119102     NEAL,NORMA                                                                                    $350,000.00    N
  600119111     BASOW,WILLIAM,JUDITH                                                                          $111,000.00    N
  600119112     BASOW,WILLIAM,JUDITH                                                                          $120,500.00    N
  600119125     ARCHER,THOMAS,JEANETTE                                                                         $86,000.00    N
  600119126     STEIN,JEFFREY,JANET                                                                           $100,000.00    N
  600119133     WERNER,JAMES,RENEE                                                                            $445,000.00    N
  600119142     KIRWIN/LEDESMA,DAVID/RUBE                                                                     $295,000.00    N
  600119144     CANEPA,LUIGI,ANNA                                                                             $125,000.00    N
  600119147     PIDCOCK,JEANETTE                                                                              $475,000.00    N
  600119148     MAJEWSKI,KAREN,CHARLES                                                                        $330,000.00    N
  600119150     TEETERS,TERRY,KATHRYN                                                                         $320,000.00    N
  600119158     OVERTON,WILLIAM                                                                               $490,000.00    N
  600119161     MOY,PHILLIP                                                                                   $330,000.00    N


 (vlegal.ace v1.4)                                                 Page   55
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119168     DE QUINTO,PONCIANO,MARIA   755 NEVIN WAY              SAN JOSE           CA     95128      $268,527.55
  600119170     NIELSON,KEVIN              1747 SILVERWOOD DRIVE      SAN JOSE           CA     95124      $241,266.37
  600119173     POPE-CHAPPELL,CAROLYN      4786 GERANIUM PLACE        OAKLAND            CA     94619      $244,694.37
  600119178     GRABARSKY,ANATOLY,NELLI    253 26TH AVENUE            SAN FRANCISCO      CA     94121      $315,366.09
  600119191     BOOKHART,DANIEL,EVE        2115 LAS PALOMAS DRIVE     LA HABRA HEIGHT    CA     90631      $359,502.87
  600119196     RODRIGUEZ,MIGUEL           21190 EAST FOXCROFT LANE   WALNUT             CA     91789      $268,308.01
  600119201     BOUSMAN,JOHN,KAREN         4233 NORTH LYMAN AVENUE    COVINA AREA        CA     91724      $239,676.87
  600119203     HOWE,RALPH,CYNTHIA         735 ALICE AVENUE           MOUNTAIN VIEW      CA     94041      $279,445.78
  600119206     BOSLEY,THOMAS,ERIKA        3662 SOUTH BARRINGTON AVE  LOS ANGELES        CA     90066      $239,462.33
  600119207     GUINN,WILLIAM, NANCY       1795 SOUTHERN HILLS PLACE  THOUSAND OAKS      CA     91362      $277,179.53
  600119212     GIBBS,LESLIE               2608 5TH STREET            SANTA MONICA       CA     90405      $325,843.01
  600119213     KOVITS,MICHAEL             2411-A,2411-B AND 2411-C   SANTA MONICA       CA     90405      $260,297.67
  600119215     ROSAS,TEODORO              3888 HARTUNG COURT         THOUSAND OAKS      CA     91320      $248,647.37
  600119221     JONES,DAVID,LINDA          22702 SANDALWOOD           MISSION VIEJO      CA     92692      $299,585.73


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119168     DE QUINTO,PONCIANO,MARIA     9.000      .250    8.750     .0400     8.710     12/01/2027
  600119170     NIELSON,KEVIN                7.875      .250    7.625     .0400     7.585     12/01/2027
  600119173     POPE-CHAPPELL,CAROLYN        8.375      .250    8.125     .0400     8.085     12/01/2027
  600119178     GRABARSKY,ANATOLY,NELLI      8.500      .250    8.250     .0400     8.210     12/01/2027
  600119191     BOOKHART,DANIEL,EVE          7.875      .250    7.625     .0400     7.585     12/01/2027
  600119196     RODRIGUEZ,MIGUEL             8.500      .250    8.250     .0400     8.210     11/01/2027
  600119201     BOUSMAN,JOHN,KAREN           8.000      .250    7.750     .0400     7.710     12/01/2027
  600119203     HOWE,RALPH,CYNTHIA           8.125      .250    7.875     .0400     7.835     11/01/2027
  600119206     BOSLEY,THOMAS,ERIKA          7.500      .250    7.250     .0400     7.210     11/01/2027
  600119207     GUINN,WILLIAM, NANCY         8.750      .250    8.500     .0400     8.460     12/01/2027
  600119212     GIBBS,LESLIE                 8.375      .250    8.125     .0400     8.085     12/01/2027
  600119213     KOVITS,MICHAEL               8.250      .250    8.000     .0400     7.960     11/01/2027
  600119215     ROSAS,TEODORO                7.750      .250    7.500     .0400     7.460     12/01/2027
  600119221     JONES,DAVID,LINDA            7.875      .250    7.625     .0400     7.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119168     DE QUINTO,PONCIANO,MARIA   555462                     $2,168.46                  02/01/1998             360
  600119170     NIELSON,KEVIN              555467                     $1,751.77                  02/01/1998             360
  600119173     POPE-CHAPPELL,CAROLYN      555483                     $1,862.18                  02/01/1998             360
  600119178     GRABARSKY,ANATOLY,NELLI    555542                     $2,427.84                  02/01/1998             360
  600119191     BOOKHART,DANIEL,EVE        555922                     $2,610.25                  02/01/1998             360
  600119196     RODRIGUEZ,MIGUEL           555963                     $2,066.84                  02/01/1998             360
  600119201     BOUSMAN,JOHN,KAREN         555995                     $1,761.03                  02/01/1998             360
  600119203     HOWE,RALPH,CYNTHIA         556011                     $2,078.99                  02/01/1998             360
  600119206     BOSLEY,THOMAS,ERIKA        556022                     $1,678.11                  02/01/1998             360
  600119207     GUINN,WILLIAM, NANCY       556025                     $2,183.09                  02/01/1998             360
  600119212     GIBBS,LESLIE               556072                     $2,479.74                  02/01/1998             360
  600119213     KOVITS,MICHAEL             556078                     $1,959.30                  02/01/1998             360
  600119215     ROSAS,TEODORO              556103                     $1,783.87                  02/01/1998             360
  600119221     JONES,DAVID,LINDA          556150                     $2,175.21                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119168     DE QUINTO,PONCIANO,MARIA                                                                      $417,000.00    N
  600119170     NIELSON,KEVIN                                                                                 $302,000.00    N
  600119173     POPE-CHAPPELL,CAROLYN                                                                         $310,000.00    N
  600119178     GRABARSKY,ANATOLY,NELLI                                                                       $421,000.00    N
  600119191     BOOKHART,DANIEL,EVE                                                                           $450,000.00    N
  600119196     RODRIGUEZ,MIGUEL                                                                              $336,000.00    N
  600119201     BOUSMAN,JOHN,KAREN                                                                            $303,000.00    N
  600119203     HOWE,RALPH,CYNTHIA                                                                            $450,000.00    N
  600119206     BOSLEY,THOMAS,ERIKA                                                                           $300,000.00    N
  600119207     GUINN,WILLIAM, NANCY                                                                          $370,000.00    N
  600119212     GIBBS,LESLIE                                                                                  $435,000.00    N
  600119213     KOVITS,MICHAEL                                                                                $326,000.00    N
  600119215     ROSAS,TEODORO                                                                                 $315,000.00    N
  600119221     JONES,DAVID,LINDA                                                                             $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   56
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119225     JONES,JERRY,JUDITH         10510 BRUNO DRIVE          TUSTIN             CA     92780      $249,219.01
  600119242     KIRSCHT,KORBEN             882 SOUTH ENDICOTT COURT   ANAHEIM            CA     92808      $258,876.66
  600119244     PEARCE,CRAIG, VICKIE       6155 FAIRVIEW PLACE        AGOURA HILLS       CA     91361      $319,288.43
  600119253     MOUSAVI,NADER              4525 MORSE AVENUE          LOS ANGELES        CA     91604      $231,703.10
  600119255     BOQUIN,FRANK,MARIAELEA     3134 AMIGOS DRIVE          BURBANK            CA     91504      $303,639.75
  600119263     HAFFNER,FRANK,NANCY        2 QUIET MOON               IRVINE             CA     92614      $287,621.94
  600119265     PREBE,MARK                 16151 ROYAL TROONE COURT   CHINO HILLS        CA     91709      $262,346.67
  600119272     BRENNAN,GREGORY            6221 LINDENHURST AVENUE    LOS ANGELES        CA     90048      $239,722.83
  600119275     MITCHELL,STEPHEN,LORRAIN   31822 VIA COYOTE           COTO DE CAZA AR    CA     92679      $352,060.29
  600119296     RIKARD,BRENDA SUE          129 CEDAR COVER LANE       WINSTON-SALEM      NC     27104       $45,105.18
  600119300     ORMSBY,JAMES, DOROTHY      1400 BARTON AVENUE         POINT PLEASANT     NJ     08736       $54,904.36
  600119302     ASNAASHARI/ABBA,ALI/TAHER  3330 COSMOS LANE           SACRAMENTO         CA     95864      $249,493.41
  600119306     SCHREIER,GERALD A, MELIN   589 ADOBE CANYON ROAD      KENWOOD            CA     95452      $231,460.24
  600119307     BARBER,CHRISTOPHER         727 ESPLANADE, UNIT 308    REDONDO BEACH      CA     90277      $255,467.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119225     JONES,JERRY,JUDITH           8.875      .250    8.625     .0400     8.585     12/01/2027
  600119242     KIRSCHT,KORBEN               8.375      .250    8.125     .0400     8.085     12/01/2027
  600119244     PEARCE,CRAIG, VICKIE         8.250      .250    8.000     .0400     7.960     12/01/2027
  600119253     MOUSAVI,NADER                8.250      .250    8.000     .0400     7.960     12/01/2027
  600119255     BOQUIN,FRANK,MARIAELEA       8.625      .250    8.375     .0400     8.335     12/01/2027
  600119263     HAFFNER,FRANK,NANCY          8.125      .250    7.875     .0400     7.835     12/01/2027
  600119265     PREBE,MARK                   8.750      .250    8.500     .0400     8.460     12/01/2027
  600119272     BRENNAN,GREGORY              8.750      .250    8.500     .0400     8.460     12/01/2027
  600119275     MITCHELL,STEPHEN,LORRAIN     8.375      .250    8.125     .0400     8.085     12/01/2027
  600119296     RIKARD,BRENDA SUE            9.250      .250    9.000     .0400     8.960     10/01/2027
  600119300     ORMSBY,JAMES, DOROTHY        8.750      .250    8.500     .0400     8.460     11/01/2027
  600119302     ASNAASHARI/ABBA,ALI/TAHER    8.000      .250    7.750     .0400     7.710     11/01/2027
  600119306     SCHREIER,GERALD A, MELIN     8.750      .250    8.500     .0400     8.460     10/01/2027
  600119307     BARBER,CHRISTOPHER           7.875      .250    7.625     .0400     7.585     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119225     JONES,JERRY,JUDITH         556170                     $1,985.93                  02/01/1998             360
  600119242     KIRSCHT,KORBEN             556274                     $1,970.11                  02/01/1998             360
  600119244     PEARCE,CRAIG, VICKIE       556278                     $2,404.05                  02/01/1998             360
  600119253     MOUSAVI,NADER              556384                     $1,742.94                  02/01/1998             360
  600119255     BOQUIN,FRANK,MARIAELEA     556421                     $2,364.48                  02/01/1998             360
  600119263     HAFFNER,FRANK,NANCY        556483                     $2,138.39                  02/01/1998             360
  600119265     PREBE,MARK                 556497                     $2,066.27                  02/01/1998             360
  600119272     BRENNAN,GREGORY            556576                     $1,888.08                  02/01/1998             360
  600119275     MITCHELL,STEPHEN,LORRAIN   556595                     $2,679.25                  02/01/1998             360
  600119296     RIKARD,BRENDA SUE          556909                       $371.85         1        02/01/1998             360
  600119300     ORMSBY,JAMES, DOROTHY      556917                       $432.69                  02/01/1998             360
  600119302     ASNAASHARI/ABBA,ALI/TAHER  556920                     $1,834.41                  02/01/1998             360
  600119306     SCHREIER,GERALD A, MELIN   556938                     $1,825.14                  02/01/1998             360
  600119307     BARBER,CHRISTOPHER         556951                     $1,856.18                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119225     JONES,JERRY,JUDITH                                                                            $312,000.00    N
  600119242     KIRSCHT,KORBEN                                                                                $325,000.00    N
  600119244     PEARCE,CRAIG, VICKIE                                                                          $400,000.00    N
  600119253     MOUSAVI,NADER                                                                                 $290,000.00    N
  600119255     BOQUIN,FRANK,MARIAELEA                                                                        $380,000.00    N
  600119263     HAFFNER,FRANK,NANCY                                                                           $420,000.00    N
  600119265     PREBE,MARK                                                                                    $328,362.00    N
  600119272     BRENNAN,GREGORY                                                                               $300,000.00    N
  600119275     MITCHELL,STEPHEN,LORRAIN                                                                      $470,000.00    N
  600119296     RIKARD,BRENDA SUE                                                                              $50,250.00    N
  600119300     ORMSBY,JAMES, DOROTHY                                                                         $134,000.00    N
  600119302     ASNAASHARI/ABBA,ALI/TAHER                                                                     $400,000.00    N
  600119306     SCHREIER,GERALD A, MELIN                                                                      $290,000.00    N
  600119307     BARBER,CHRISTOPHER                                                                            $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   57
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119309     GOSPODNETICH,MARK,KIM      17 FRIENDLY LANE           NOVATO             CA     94945      $339,245.23
  600119312     ANDERSON,PATRICIA L        5351 HIGHWAY 147           LAKE ALMANOR       CA     96137      $327,399.65
  600119313     IRBY,LISA L                2210 PINEHURST DRIVE       EAST POINT         GA     30344       $39,292.00
  600119314     SMITH,JENNIFER, RICHA      1205/1207 32ND STREET      EVANS              CO     80620       $79,033.84
  600119315     SMITH,JENNIFER, RICHA      1215/1217 32ND STREET      EVANS              CO     80620       $79,033.84
  600119333     ZHENG,SHI GANG             3617 TOLMAS DRIVE          METAIRE            LA     70003      $234,769.52
  600119338     AVIS,CAROLYN               50 MARINA COURT DRIVE      SAN RAFAEL         CA     94901      $313,363.71
  600119342     RAPER,CAROL                306 PATENCIO ROAD          PALM SPRINGS       CA     92262      $236,343.88
  600119346     GLEDHILL/CHARPN,DONALD/PA  2219 10TH STREET           GREELEY            CO     80631       $76,307.11
  600119350     BUTTS,CURT, RENEE          8926 GLORIA AVENUE         MIDDLETOWN         MD     21769      $106,982.76
  600119351     DIXON/FRAZER,INGRID/DORA   830 31ST STREET            WEST PALM BEACH    FL     33407       $61,072.83
  600119353     GORVEL,ERNEST A            800 SW ST LUCIE CRESCENT   STUART             FL     34994      $280,458.73
  600119355     LAVICK,RICHARD             3208 CALLE GRANDE VISTA    SAN CLEMENTE       CA     92672      $235,579.00
  600119356     MCKEE,RICHARD, NANCY       14191 NORTH 64TH WAY       PALM BEACH GARD    FL     33418      $231,636.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119309     GOSPODNETICH,MARK,KIM        8.000      .250    7.750     .0400     7.710     11/01/2027
  600119312     ANDERSON,PATRICIA L          8.500      .250    8.250     .0400     8.210     11/01/2027
  600119313     IRBY,LISA L                  9.250      .250    9.000     .0400     8.960     10/01/2027
  600119314     SMITH,JENNIFER, RICHA        9.250      .250    9.000     .0400     8.960     10/01/2027
  600119315     SMITH,JENNIFER, RICHA        9.250      .250    9.000     .0400     8.960     10/01/2027
  600119333     ZHENG,SHI GANG               8.500      .250    8.250     .0400     8.210     11/01/2027
  600119338     AVIS,CAROLYN                 8.000      .250    7.750     .0400     7.710     11/01/2027
  600119342     RAPER,CAROL                  8.250      .250    8.000     .0400     7.960     11/01/2027
  600119346     GLEDHILL/CHARPN,DONALD/PA    8.500      .250    8.250     .0400     8.210     12/01/2027
  600119350     BUTTS,CURT, RENEE            8.000      .250    7.750     .0400     7.710     11/01/2027
  600119351     DIXON/FRAZER,INGRID/DORA     7.875      .250    7.625     .0400     7.585     11/01/2027
  600119353     GORVEL,ERNEST A              8.250      .250    8.000     .0400     7.960     11/01/2027
  600119355     LAVICK,RICHARD               8.625      .250    8.375     .0400     8.335     11/01/2027
  600119356     MCKEE,RICHARD, NANCY         9.250      .250    9.000     .0400     8.960     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119309     GOSPODNETICH,MARK,KIM      556962                     $2,494.80                  02/01/1998             360
  600119312     ANDERSON,PATRICIA L        556975                     $2,522.04                  02/01/1998             360
  600119313     IRBY,LISA L                556988                       $323.93         2        02/01/1998             360
  600119314     SMITH,JENNIFER, RICHA      556990                       $651.56        12        02/01/1998             360
  600119315     SMITH,JENNIFER, RICHA      556991                       $651.56         2        02/01/1998             360
  600119333     ZHENG,SHI GANG             557290                     $1,808.48                  02/01/1998             360
  600119338     AVIS,CAROLYN               557660                     $2,304.02                  02/01/1998             360
  600119342     RAPER,CAROL                557678                     $1,779.00                  02/01/1998             360
  600119346     GLEDHILL/CHARPN,DONALD/PA  557702                       $587.45                  02/01/1998             360
  600119350     BUTTS,CURT, RENEE          557739                       $786.60                  02/01/1998             360
  600119351     DIXON/FRAZER,INGRID/DORA   557743                       $443.74                  02/01/1998             360
  600119353     GORVEL,ERNEST A            557748                     $2,111.06                  02/01/1998             360
  600119355     LAVICK,RICHARD             557753                     $1,835.58                  02/01/1998             360
  600119356     MCKEE,RICHARD, NANCY       557757                     $1,908.61                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119309     GOSPODNETICH,MARK,KIM                                                                         $480,000.00    N
  600119312     ANDERSON,PATRICIA L                                                                           $410,000.00    N
  600119313     IRBY,LISA L                                                                                    $43,750.00    N
  600119314     SMITH,JENNIFER, RICHA                                                                          $88,000.00    N
  600119315     SMITH,JENNIFER, RICHA                                                                          $88,000.00    N
  600119333     ZHENG,SHI GANG                                                                                $294,000.00    N
  600119338     AVIS,CAROLYN                                                                                  $450,000.00    N
  600119342     RAPER,CAROL                                                                                   $296,000.00    N
  600119346     GLEDHILL/CHARPN,DONALD/PA                                                                      $95,500.00    N
  600119350     BUTTS,CURT, RENEE                                                                             $134,000.00    N
  600119351     DIXON/FRAZER,INGRID/DORA                                                                       $76,500.00    N
  600119353     GORVEL,ERNEST A                                                                               $375,000.00    N
  600119355     LAVICK,RICHARD                                                                                $295,000.00    N
  600119356     MCKEE,RICHARD, NANCY                                                                          $290,000.00    N


 (vlegal.ace v1.4)                                                 Page   58
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119361     SAHAGUN,SALVADORE, TRAC    19641 109TH PLACE NE       BOTHELL            WA     98011      $247,568.80
  600119364     THORNBURGH,PATRICK, TERRI  14816 24TH AVENUE SOUTHEA  MILL CREEK         WA     98012      $281,936.03
  600119367     WRIGHT,LYSANDER E.         99 MORRIS STREET           EAST BOSTON        MA     02128       $71,243.09
  600119373     VASQUEZ,GONZALO/LETICIA    3384 DOLONITA AVENUE       HACIENDA HEIGHT    CA     91745      $240,644.16
  600119394     GROSS,ROSANNE              211 VIA OSUNA              RANCHO SANTE FE    CA     92067      $227,722.78
  600119404     MANCE,JANET                822 VAL SERENO DRIVE       ENCINITAS          CA     92024      $322,836.33
  600119418     CLANCY,KEVIN               11404 CALLE SIMPSON        EL CAJON           CA     92019      $255,840.89
  600119420     JENNINGS,JACQUELYN         1942 VISTA DE LA MONTANA   EL CAJON           CA     92019      $267,547.52
  600119421     ELLIFF,ROBERT,DAWN         5481 VALINDA AVENUE        RANCHO CUCAMONG    CA     91737      $331,575.12
  600119431     DOMINY,LEWIS,MARLENE       203 23RD STREET            DEL MAR            CA     92014      $303,796.03
  600119434     BONNETT,PAUL,HOLLEY        8058 FOOTHILL BOULEVARD    PINE VALLEY        CA     91962      $231,578.98
  600119435     LECHTNER,WILLIAM,YVETTE    3751 OVERPARK ROAD         SAN DIEGO          CA     92130      $339,794.02
  600119438     FAUTSCH,FERMIN,ELIZABET    129 MELBA ROAD             ENCINITAS          CA     92024      $327,779.92
  600119456     COHEN,ANDREW               315 VERMONT AVENUE         BERKELEY           CA     94707      $306,814.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119361     SAHAGUN,SALVADORE, TRAC      8.750      .250    8.500     .0400     8.460     11/01/2027
  600119364     THORNBURGH,PATRICK, TERRI    8.125      .250    7.875     .0400     7.835     11/01/2027
  600119367     WRIGHT,LYSANDER E.          10.500      .250   10.250     .0400    10.210     12/01/2027
  600119373     VASQUEZ,GONZALO/LETICIA      8.875      .250    8.625     .0400     8.585     12/01/2027
  600119394     GROSS,ROSANNE                8.500      .250    8.250     .0400     8.210     12/01/2027
  600119404     MANCE,JANET                  8.250      .250    8.000     .0400     7.960     12/01/2027
  600119418     CLANCY,KEVIN                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600119420     JENNINGS,JACQUELYN           8.125      .250    7.875     .0400     7.835     12/01/2027
  600119421     ELLIFF,ROBERT,DAWN           8.250      .250    8.000     .0400     7.960     12/01/2027
  600119431     DOMINY,LEWIS,MARLENE         8.000      .250    7.750     .0400     7.710     01/01/2028
  600119434     BONNETT,PAUL,HOLLEY          7.875      .250    7.625     .0400     7.585     12/01/2027
  600119435     LECHTNER,WILLIAM,YVETTE      8.500      .250    8.250     .0400     8.210     01/01/2028
  600119438     FAUTSCH,FERMIN,ELIZABET      8.000      .250    7.750     .0400     7.710     01/01/2028
  600119456     COHEN,ANDREW                 8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119361     SAHAGUN,SALVADORE, TRAC    557764                     $1,951.02                  02/01/1998             360
  600119364     THORNBURGH,PATRICK, TERRI  557772                     $2,098.30                  02/01/1998             360
  600119367     WRIGHT,LYSANDER E.         557777                       $652.21         7        02/01/1998             360
  600119373     VASQUEZ,GONZALO/LETICIA    557888                     $1,941.37                  02/01/1998             360
  600119394     GROSS,ROSANNE              558065                     $1,753.12         2        02/01/1998             360
  600119404     MANCE,JANET                558186                     $2,428.47                  02/01/1998             360
  600119418     CLANCY,KEVIN               558334                     $1,945.78                  02/01/1998             360
  600119420     JENNINGS,JACQUELYN         558341                     $1,989.89                  02/01/1998             360
  600119421     ELLIFF,ROBERT,DAWN         558358                     $2,494.21                  02/01/1998             360
  600119431     DOMINY,LEWIS,MARLENE       558438                     $2,230.64                  02/01/1998             360
  600119434     BONNETT,PAUL,HOLLEY        558463                     $1,682.16                  02/01/1998             360
  600119435     LECHTNER,WILLIAM,YVETTE    558470                     $2,614.31                  02/01/1998             360
  600119438     FAUTSCH,FERMIN,ELIZABET    558530                     $2,406.75                  02/01/1998             360
  600119456     COHEN,ANDREW               558933                     $2,360.56                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119361     SAHAGUN,SALVADORE, TRAC                                                                       $310,000.00    N
  600119364     THORNBURGH,PATRICK, TERRI                                                                     $384,000.00    N
  600119367     WRIGHT,LYSANDER E.                                                                             $79,250.00    N
  600119373     VASQUEZ,GONZALO/LETICIA                                                                       $305,000.00    N
  600119394     GROSS,ROSANNE                                                                                 $240,000.00    N
  600119404     MANCE,JANET                                                                                   $431,000.00    N
  600119418     CLANCY,KEVIN                                                                                  $320,000.00    N
  600119420     JENNINGS,JACQUELYN                                                                            $335,000.00    N
  600119421     ELLIFF,ROBERT,DAWN                                                                            $415,000.00    N
  600119431     DOMINY,LEWIS,MARLENE                                                                          $380,000.00    N
  600119434     BONNETT,PAUL,HOLLEY                                                                           $290,000.00    N
  600119435     LECHTNER,WILLIAM,YVETTE                                                                       $425,000.00    N
  600119438     FAUTSCH,FERMIN,ELIZABET                                                                       $410,000.00    N
  600119456     COHEN,ANDREW                                                                                  $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   59
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119460     JONES,EVELYN               236 MARYLINN DRIVE         MILPITAS           CA     95035      $296,079.56
  600119462     PARKS,JOHN,TINA            6304 WISTERIA WAY          SAN JOSE           CA     95129      $299,596.08
  600119465     GARRETT/ROPER,KENNETH,KIM  2109 ELLEN AVENUE          SAN JOSE           CA     95125      $249,711.29
  600119467     MC CARTHY,BRIAN/PATRICIA   40 TAMAL ROAD              FOREST KNOLLS      CA     94933      $311,648.89
  600119474     REYNOLDS,JERRY,CONSTANCE   1574 PACIFIC AVENUE        ALAMEDA            CA     94501      $249,870.39
  600119480     GARRETT,ELLEN              331 AVENUE DEL ORO         EL GRANADA         CA     94018      $251,839.31
  600119481     SMITH,MATTHEW              119 WESTMOOR PLACE         SANTA CRUZ         CA     95060      $234,342.65
  600119482     PASSANISI,RICHARD          29 POINT SAN PEDRO ROAD    SAN RAFAEL         CA     94901      $249,692.71
  600119489     PETTY,DIANE,LEE            9 MANOR ROAD               FAIRFAX            CA     94930      $263,813.67
  600120888     JACOBS,MITCHEL             10     DORCHESTER DRIVE    MUTTONTOWN         NY     11545      $515,250.69
  600120895     SCHANBACK,MARTIN           1      MEGAN LANE          STAMFORD           CT     06905      $474,256.66
  600120942     DALY,BRYAN                 605    W KENNETH RD        GLENDALE           CA     91202      $511,237.67
  600120951     LOUD,AMANDA                ROUTE  113                 HOLDERNESS         NH     03245      $748,826.33
  600120965     MACKSTON,ROBERT            4176   HAYVENHURST AVE     ENCINO             CA     91436      $474,310.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119460     JONES,EVELYN                 8.750      .250    8.500     .0400     8.460     01/01/2028
  600119462     PARKS,JOHN,TINA              8.000      .250    7.750     .0400     7.710     12/01/2027
  600119465     GARRETT/ROPER,KENNETH,KIM    8.750      .250    8.500     .0400     8.460     12/01/2027
  600119467     MC CARTHY,BRIAN/PATRICIA     8.875      .250    8.625     .0400     8.585     12/01/2027
  600119474     REYNOLDS,JERRY,CONSTANCE     9.250      .250    9.000     .0400     8.960     01/01/2028
  600119480     GARRETT,ELLEN                8.250      .250    8.000     .0400     7.960     01/01/2028
  600119481     SMITH,MATTHEW                8.000      .250    7.750     .0400     7.710     01/01/2028
  600119482     PASSANISI,RICHARD            8.125      .250    7.875     .0400     7.835     01/01/2028
  600119489     PETTY,DIANE,LEE              7.750      .250    7.500     .0400     7.460     01/01/2028
  600120888     JACOBS,MITCHEL               7.625      .250    7.375     .0400     7.335     12/01/2027
  600120895     SCHANBACK,MARTIN             7.250      .250    7.000     .0400     6.960     12/01/2027
  600120942     DALY,BRYAN                   7.500      .250    7.250     .0400     7.210     12/01/2027
  600120951     LOUD,AMANDA                  7.250      .250    7.000     .0400     6.960     12/01/2027
  600120965     MACKSTON,ROBERT              7.625      .250    7.375     .0400     7.335     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119460     JONES,EVELYN               559056                     $2,330.60                  02/01/1998             360
  600119462     PARKS,JOHN,TINA            559111                     $2,201.29                  02/01/1998             360
  600119465     GARRETT/ROPER,KENNETH,KIM  559159                     $1,966.75                  02/01/1998             360
  600119467     MC CARTHY,BRIAN/PATRICIA   559181                     $2,482.41                  02/01/1998             360
  600119474     REYNOLDS,JERRY,CONSTANCE   559291                     $2,056.69                  02/01/1998             360
  600119480     GARRETT,ELLEN              559472                     $1,893.19                  02/01/1998             360
  600119481     SMITH,MATTHEW              559484                     $1,720.68                  02/01/1998             360
  600119482     PASSANISI,RICHARD          559497                     $1,856.24                  02/01/1998             360
  600119489     PETTY,DIANE,LEE            562981                     $1,891.33                  02/01/1998             360
  600120888     JACOBS,MITCHEL             1106085259                 $3,652.22                  02/01/1998             360
  600120895     SCHANBACK,MARTIN           1106097123                 $3,240.34                  02/01/1998             360
  600120942     DALY,BRYAN                 1233019690                 $3,579.98                  02/01/1998             360
  600120951     LOUD,AMANDA                1233021829                 $5,116.32                  02/01/1998             360
  600120965     MACKSTON,ROBERT            1246004232                 $3,362.02                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119460     JONES,EVELYN                                                                                  $395,000.00    N
  600119462     PARKS,JOHN,TINA                                                                               $435,000.00    N
  600119465     GARRETT/ROPER,KENNETH,KIM                                                                     $315,000.00    N
  600119467     MC CARTHY,BRIAN/PATRICIA                                                                      $390,000.00    N
  600119474     REYNOLDS,JERRY,CONSTANCE                                                                      $317,500.00    N
  600119480     GARRETT,ELLEN                                                                                 $315,000.00    N
  600119481     SMITH,MATTHEW                                                                                 $335,000.00    N
  600119482     PASSANISI,RICHARD                                                                             $325,000.00    N
  600119489     PETTY,DIANE,LEE                                                                               $330,000.00    N
  600120888     JACOBS,MITCHEL              .00       .00       .00       .000        .250          .290      $645,000.00    N
  600120895     SCHANBACK,MARTIN            .00       .00       .00       .000        .250          .290      $680,000.00    N
  600120942     DALY,BRYAN                  .00       .00       .00       .000        .250          .290      $640,000.00    N
  600120951     LOUD,AMANDA                 .00       .00       .00       .000        .250          .290    $1,250,000.00    N
  600120965     MACKSTON,ROBERT             .00       .00       .00       .000        .250          .290      $595,000.00    N


 (vlegal.ace v1.4)                                                 Page   60
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600120980     DEVLIN,MICHAEL             51     ST STEPHENS DRIV    ORINDA             CA     94563      $519,225.75
  600120983     NORRIS,CRAIG               3057   43RD AVENUE WEST    SEATTLE            WA     98199      $555,129.92
  600121102     NA,PAUL                    2281   33RD AVE            SAN FRANCISCO      CA     94116      $264,771.46
  600121113     HOOZ,JASON                 961    MANOR WAY           LOS ALTOS          CA     94024      $478,924.61
  600121349     MCDADE,MARK                7442   SE 22ND ST          MERCER ISLAND      WA     98040      $893,794.93
  600121365     KATTERHEINRICH,TED         1850   W LK SAMMAMISH P    BELLEVUE           WA     98008      $472,313.13
  600121368     PETTIBON,SAM               2435   BIRCH ST NE         FEDERAL WAY        WA     98023      $343,488.55
  600121457     WANEBO,HAROLD              116    POPPASQUASH ROAD    BRISTOL            RI     02809      $558,776.31
  600121674     BOCCACCIO,JOHN             3804   FRANKLIN AVENUE     LOS ANGELES        CA     90027      $323,529.49
  600121676     RUSSELL,WILLIAM            1641   SANTA ROSA AVENU    GLENDALE           CA     91208      $318,724.72
  600121680     KIM,YUNE                   3835   PINE AVENUE         LONG BEACH         CA     90807      $307,541.39
  600121693     SMILOVE,JONATHAN           402    WESTBOURNE DRIVE    WEST HOLLYWOOD     CA     90048      $311,546.93
  600121702     BALDERRAMA,RODOLFO         6122   WEST 77TH STREET    LOS ANGELES        CA     90045      $250,036.37
  600121704     SANDS,EUGENE               1730   BONITA VISTA DRI    LA CANADA-FLINT    CA     91011      $391,458.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600120980     DEVLIN,MICHAEL               7.500      .250    7.250     .0400     7.210     12/01/2027
  600120983     NORRIS,CRAIG                 7.250      .250    7.000     .0400     6.960     12/01/2027
  600121102     NA,PAUL                      8.125      .250    7.875     .0400     7.835     11/01/2027
  600121113     HOOZ,JASON                   7.500      .250    7.250     .0400     7.210     11/01/2027
  600121349     MCDADE,MARK                  8.000      .250    7.750     .0400     7.710     12/01/2027
  600121365     KATTERHEINRICH,TED           7.625      .250    7.375     .0400     7.335     12/01/2027
  600121368     PETTIBON,SAM                 8.000      .250    7.750     .0400     7.710     12/01/2027
  600121457     WANEBO,HAROLD                7.625      .250    7.375     .0400     7.335     11/01/2027
  600121674     BOCCACCIO,JOHN               7.625      .250    7.375     .0400     7.335     12/01/2027
  600121676     RUSSELL,WILLIAM              7.500      .250    7.250     .0400     7.210     12/01/2027
  600121680     KIM,YUNE                     7.500      .250    7.250     .0400     7.210     12/01/2027
  600121693     SMILOVE,JONATHAN             7.625      .250    7.375     .0400     7.335     12/01/2027
  600121702     BALDERRAMA,RODOLFO           7.625      .250    7.375     .0400     7.335     12/01/2027
  600121704     SANDS,EUGENE                 7.875      .250    7.625     .0400     7.585     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600120980     DEVLIN,MICHAEL             1470011680                 $3,635.92                  02/01/1998             360
  600120983     NORRIS,CRAIG               1471010762                 $3,792.90                  02/01/1998             360
  600121102     NA,PAUL                    1506357731                 $1,973.56                  02/01/1998             360
  600121113     HOOZ,JASON                 1506364180                 $3,356.23                  02/01/1998             360
  600121349     MCDADE,MARK                1565175089                 $6,567.20                  02/01/1998             360
  600121365     KATTERHEINRICH,TED         1565176693                 $3,347.87                  02/01/1998             360
  600121368     PETTIBON,SAM               1565176911                 $2,524.16                  02/01/1998             360
  600121457     WANEBO,HAROLD              1580064549                 $3,963.65                  02/01/1998             360
  600121674     BOCCACCIO,JOHN             1596048734                 $2,293.26                  02/01/1998             360
  600121676     RUSSELL,WILLIAM            1596049012                 $2,231.90                  02/01/1998             360
  600121680     KIM,YUNE                   1596049680                 $2,153.59                  02/01/1998             360
  600121693     SMILOVE,JONATHAN           1596052094                 $2,208.32                  02/01/1998             360
  600121702     BALDERRAMA,RODOLFO         1596052957                 $1,772.32                  02/01/1998             360
  600121704     SANDS,EUGENE               1596053552                 $2,842.28                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600120980     DEVLIN,MICHAEL              .00       .00       .00       .000        .250          .290      $650,000.00    N
  600120983     NORRIS,CRAIG                .00       .00       .00       .000        .250          .290      $695,000.00    N
  600121102     NA,PAUL                     .00       .00       .00       .000        .250          .290      $350,000.00    N
  600121113     HOOZ,JASON                  .00       .00       .00       .000        .250          .290      $605,000.00    N
  600121349     MCDADE,MARK                 .00       .00       .00       .000        .250          .290    $1,300,000.00    N
  600121365     KATTERHEINRICH,TED          .00       .00       .00       .000        .250          .290      $612,000.00    N
  600121368     PETTIBON,SAM                .00       .00       .00       .000        .250          .290      $430,000.00    N
  600121457     WANEBO,HAROLD               .00       .00       .00       .000        .250          .290      $700,000.00    N
  600121674     BOCCACCIO,JOHN              .00       .00       .00       .000        .250          .290      $405,000.00    N
  600121676     RUSSELL,WILLIAM             .00       .00       .00       .000        .250          .290      $399,000.00    N
  600121680     KIM,YUNE                    .00       .00       .00       .000        .250          .290      $385,000.00    N
  600121693     SMILOVE,JONATHAN            .00       .00       .00       .000        .250          .290      $390,000.00    N
  600121702     BALDERRAMA,RODOLFO          .00       .00       .00       .000        .250          .290      $313,000.00    N
  600121704     SANDS,EUGENE                .00       .00       .00       .000        .250          .290      $490,000.00    N


 (vlegal.ace v1.4)                                                 Page   61
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600121707     HOWELL,CHARLES             824    N CRESCENT HEIGH    LOS ANGELES        CA     90046      $271,605.01
  600121716     ZUMBACH,MARK               524    N LINCOLN ST        HINSDALE           IL     60521      $502,507.37
  600121725     PARK,KYUN                  1440   LITTLEFIELD COUR    LAKE FOREST        IL     60045      $928,683.00
  600121743     CAMPBELL,JULIA             162164 BERNARD STREET      SAN FRANCISCO      CA     94109      $519,263.59
  600121922     FALBEY,FRANK               42     EAST BEND LANE      HOUSTON            TX     77007      $613,085.79
  600121933     BROWN,MARVIN               9226   PONY EXPRESS        SAN ANTONIO        TX     78255      $748,910.88
  600121962     BLANEY,FLOYD               31331  SUMMERHILL COURT    COTO DE CAZA AR    CA     92679      $291,586.47
  600121968     MAY,KENNETH                16222  NORTH 111TH WAY     SCOTTSDALE         AZ     85259      $519,179.25
  600122012     STONE,JEFFREY              16     BLUFF VIEW          IRVINE             CA     92612      $367,465.59
  600122082     MUELLER,REID               2827   NE 14TH AVE         PORTLAND           OR     97212      $276,309.89
  600122084     BERG,THOMAS                5351   EDGEHILL CIRCLE     VENTURA            CA     93003      $296,557.78
  600122090     ROBINSON,STEPHEN           137    SIR FRANCIS COUR    CAPITOLA           CA     95010      $327,970.07
  600122092     SAULTEN,STEPHEN            149    CANDIA ROAD         CHESTER            NH     03036      $357,692.73
  600122097     PEDUZZI,JOSEPH             33     SENECA CT           CHESTER SPRINGS    PA     19425      $248,723.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600121707     HOWELL,CHARLES               7.625      .250    7.375     .0400     7.335     12/01/2027
  600121716     ZUMBACH,MARK                 7.375      .250    7.125     .0400     7.085     12/01/2027
  600121725     PARK,KYUN                    7.750      .250    7.500     .0400     7.460     12/01/2027
  600121743     CAMPBELL,JULIA               7.750      .250    7.500     .0400     7.460     12/01/2027
  600121922     FALBEY,FRANK                 7.500      .250    7.250     .0400     7.210     12/01/2027
  600121933     BROWN,MARVIN                 7.625      .250    7.375     .0400     7.335     12/01/2027
  600121962     BLANEY,FLOYD                 7.750      .250    7.500     .0400     7.460     12/01/2027
  600121968     MAY,KENNETH                  7.750      .250    7.500     .0400     7.460     12/01/2027
  600122012     STONE,JEFFREY                7.625      .250    7.375     .0400     7.335     12/01/2027
  600122082     MUELLER,REID                 7.750      .250    7.500     .0400     7.460     11/01/2027
  600122084     BERG,THOMAS                  7.500      .250    7.250     .0400     7.210     12/01/2027
  600122090     ROBINSON,STEPHEN             7.875      .250    7.625     .0400     7.585     12/01/2027
  600122092     SAULTEN,STEPHEN              7.750      .250    7.500     .0400     7.460     12/01/2027
  600122097     PEDUZZI,JOSEPH               8.125      .250    7.875     .0400     7.835     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600121707     HOWELL,CHARLES             1596054431                 $1,925.20                  02/01/1998             360
  600121716     ZUMBACH,MARK               1610006608                 $3,479.62                  02/01/1998             360
  600121725     PARK,KYUN                  1617018751                 $6,662.63                  02/01/1998             360
  600121743     CAMPBELL,JULIA             1561376974                 $3,725.35                  02/01/1998             360
  600121922     FALBEY,FRANK               1532013682                 $4,293.18                  02/01/1998             360
  600121933     BROWN,MARVIN               1563176976                 $5,308.46                  02/01/1998             360
  600121962     BLANEY,FLOYD               1567209749                 $2,091.93                  02/01/1998             360
  600121968     MAY,KENNETH                1569182982                 $3,725.35                  02/01/1998             360
  600122012     STONE,JEFFREY              1595062922                 $2,604.69                  02/01/1998             360
  600122082     MUELLER,REID               1513213899                 $1,983.75         1        02/01/1998             360
  600122084     BERG,THOMAS                1553009016                 $2,076.67         1        02/01/1998             360
  600122090     ROBINSON,STEPHEN           1595055767                 $2,381.86         1        02/01/1998             360
  600122092     SAULTEN,STEPHEN            1815021078                 $2,566.19         1        02/01/1998             360
  600122097     PEDUZZI,JOSEPH             1171167918                 $1,849.19         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600121707     HOWELL,CHARLES              .00       .00       .00       .000        .250          .290      $340,000.00    N
  600121716     ZUMBACH,MARK                .00       .00       .00       .000        .250          .290      $675,000.00    N
  600121725     PARK,KYUN                   .00       .00       .00       .000        .250          .290    $1,325,000.00    N
  600121743     CAMPBELL,JULIA              .00       .00       .00       .000        .250          .290      $650,000.00    N
  600121922     FALBEY,FRANK                .00       .00       .00       .000        .250          .290      $875,000.00    N
  600121933     BROWN,MARVIN                .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600121962     BLANEY,FLOYD                .00       .00       .00       .000        .250          .290      $365,000.00    N
  600121968     MAY,KENNETH                 .00       .00       .00       .000        .250          .290      $650,000.00    N
  600122012     STONE,JEFFREY               .00       .00       .00       .000        .250          .290      $460,000.00    N
  600122082     MUELLER,REID                .00       .00       .00       .000        .250          .290      $291,500.00    N
  600122084     BERG,THOMAS                 .00       .00       .00       .000        .250          .290      $340,000.00    N
  600122090     ROBINSON,STEPHEN            .00       .00       .00       .000        .250          .290      $365,000.00    N
  600122092     SAULTEN,STEPHEN             .00       .00       .00       .000        .250          .290      $398,000.00    N
  600122097     PEDUZZI,JOSEPH              .00       .00       .00       .000        .250          .290      $262,176.00    Y


 (vlegal.ace v1.4)                                                 Page   62
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600122106     NEVES,JAMI                 404    TWENTIETH STREET    HUNTINGTON BEAC    CA     92648      $336,762.53
  600122114     HUMPHREY,MICHAEL           2840   N DANBURY ST        ORANGE             CA     92867      $296,382.76
  600122116     WANG,TING                  7831   PINEVILLE CIRCLE    CASTRO VALLEY      CA     94552      $285,280.08
  600122177     MUNOZ,RODOLFO              140    WESTCHESTER WAY     ALPHARETTA         GA     30201      $276,081.39
  600122203     KAPLAN,JONATHON            4111   PARVA AVENUE        LOS ANGELES        CA     90027      $328,484.16
  600122204     HARVEY,SCOTT               4001   VAN NOORD AVENUE    STUDIO CITY        CA     91604      $395,266.49
  600122207     MAINARD,PAUL               1644   FOUNTAIN SPRINGS    DANVILLE           CA     94526      $265,418.76
  600122210     COWAN,DAVID                663    BUCHER AVENUE       SANTA CLARA        CA     95051      $251,145.19
  600122215     PETRO,RUSSELL              28 COLONEL CONKLIN         STONY POINT        NY     10980      $341,217.79
  600122218     BATJIAKA,GEORGE            51 GREENBRIAR DRIVE        CHAPPAQUA          NY     10514      $338,295.55
  600122220     COMO,ROBERT                78 CARRIAGE ROAD           WILTON             CT     06897      $319,499.22
  600122240     DRAKE,THOMAS               1 BITTERSWEET DR           WEST CHESTER       PA     19382    $1,497,980.35
  600122252     TAYLOR,HARRY               3017 MASON LANE            SAN MATEO          CA     94403      $294,674.20
  600122257     COUNCE,MICHAEL             283 KIMBROUGH PL           MEMPHIS            TN     38104      $338,784.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600122106     NEVES,JAMI                   7.625      .250    7.375     .0400     7.335     11/01/2027
  600122114     HUMPHREY,MICHAEL             7.875      .250    7.625     .0400     7.585     11/01/2027
  600122116     WANG,TING                    7.875      .250    7.625     .0400     7.585     11/01/2027
  600122177     MUNOZ,RODOLFO                7.500      .250    7.250     .0400     7.210     11/01/2027
  600122203     KAPLAN,JONATHON              7.750      .250    7.500     .0400     7.460     12/01/2027
  600122204     HARVEY,SCOTT                 7.750      .250    7.500     .0400     7.460     12/01/2027
  600122207     MAINARD,PAUL                 7.625      .250    7.375     .0400     7.335     11/01/2027
  600122210     COWAN,DAVID                  7.500      .250    7.250     .0400     7.210     10/01/2027
  600122215     PETRO,RUSSELL                7.750      .250    7.500     .0400     7.460     06/01/2027
  600122218     BATJIAKA,GEORGE              7.500      .250    7.250     .0400     7.210     12/01/2027
  600122220     COMO,ROBERT                  7.250      .250    7.000     .0400     6.960     12/01/2027
  600122240     DRAKE,THOMAS                 8.000      .250    7.750     .0400     7.710     12/01/2027
  600122252     TAYLOR,HARRY                 8.000      .250    7.750     .0400     7.710     08/01/2027
  600122257     COUNCE,MICHAEL               7.750      .250    7.500     .0400     7.460     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600122106     NEVES,JAMI                 1506378356                 $2,388.80         2        02/01/1998             360
  600122114     HUMPHREY,MICHAEL           1506376725                 $2,153.46         2        02/01/1998             360
  600122116     WANG,TING                  1561375632                 $2,073.70         2        02/01/1998             360
  600122177     MUNOZ,RODOLFO              1511195377                 $1,936.82        12        02/01/1998             360
  600122203     KAPLAN,JONATHON            1596051580                 $2,356.64        19        02/01/1998             360
  600122204     HARVEY,SCOTT               1596052072                 $2,837.00        19        02/01/1998             360
  600122207     MAINARD,PAUL               1506372655                 $1,882.73        19        02/01/1998             360
  600122210     COWAN,DAVID                1506358337                 $1,761.32        15        02/01/1998             360
  600122215     PETRO,RUSSELL              1106059554                 $2,458.73                  02/01/1998             360
  600122218     BATJIAKA,GEORGE            1106082691                 $2,368.94                  02/01/1998             360
  600122220     COMO,ROBERT                1106092800                 $2,182.97                  02/01/1998             360
  600122240     DRAKE,THOMAS               1181083905                 *********                  02/01/1998             360
  600122252     TAYLOR,HARRY               1506289529                 $2,171.94                  02/01/1998             360
  600122257     COUNCE,MICHAEL             1511167939                 $2,435.81                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600122106     NEVES,JAMI                  .00       .00       .00       .000        .250          .290      $375,000.00    N
  600122114     HUMPHREY,MICHAEL            .00       .00       .00       .000        .250          .290      $350,000.00    N
  600122116     WANG,TING                   .00       .00       .00       .000        .250          .290      $330,000.00    N
  600122177     MUNOZ,RODOLFO               .00       .00       .00       .000        .250          .290      $297,000.00    N
  600122203     KAPLAN,JONATHON             .00       .00       .00       .000        .250          .290      $387,000.00    N
  600122204     HARVEY,SCOTT                .00       .00       .00       .000        .250          .290      $440,000.00    N
  600122207     MAINARD,PAUL                .00       .00       .00       .000        .250          .290      $280,000.00    N
  600122210     COWAN,DAVID                 .00       .00       .00       .000        .250          .290      $280,000.00    N
  600122215     PETRO,RUSSELL               .00       .00       .00       .000        .250          .290      $429,000.00    N
  600122218     BATJIAKA,GEORGE             .00       .00       .00       .000        .250          .290      $423,500.00    N
  600122220     COMO,ROBERT                 .00       .00       .00       .000        .250          .290      $640,000.00    N
  600122240     DRAKE,THOMAS                .00       .00       .00       .000        .250          .290    $2,465,000.00    N
  600122252     TAYLOR,HARRY                .00       .00       .00       .000        .250          .290      $403,000.00    N
  600122257     COUNCE,MICHAEL              .00       .00       .00       .000        .250          .290      $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   63
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600122264     SANDERS,DOUGLAS            22630 HUTCHINSON ROAD      LOS GATOS          CA     95030      $294,622.47
  600122269     HOPKINS,DAVID              729 WEST UPAS STREET       SAN DIEGO          CA     92103      $278,589.88
  600122272     CATE,THOMAS                1748 CARDINAL DR           GATLINBURG         TN     37738      $296,095.18
  600122276     BETETA,ROBERT              23309 SHINGLE CREEK RD     GOLDEN             CO     80401      $298,180.26
  600122277     MARTINEZ,JOHN              670 W 2225 S               SYRACUSE           UT     84075      $291,344.57
  600122325     WEXLER,HARRY               9 GARDEN PLACE APT         BROOKLYN           NY     11201      $388,673.99
  600122336     WOLFSON,MONTAGUE           100 UNITED NATIONS P       NEW YORK           NY     10017      $334,525.57
  600122337     WALKER,MICHELLE            2144 NORTH SHEFFIELD       CHICAGO            IL     60614      $349,645.54
  600122339     HARRISJOHNSON,JEAN         3420 SW 147 AVE            MIRAMAR            FL     33027      $307,042.14
  600122346     HALLIER,LAURENT            2630 CREEKVIEW COURT       LAS VEGAS          NV     89117      $398,830.87
  600122349     OKEEFE,LEO                 48679 RED OAK DR           SHELBY TOWNSHIP    MI     48315      $263,203.58
  600125037     HYNES,PHILIP               35 VIA ROBLES              ALAMO              CA     94507      $287,801.80
  600125042     LUSKIN,VITALY,LUDMILLA     204-206 DOWNEY STREET      SAN FRANCISCO      CA     94117      $338,277.58
  600125053     LEVINE,LAWRENCE,ROBERT     17411 PALORA STREET (ENCI  LOS ANGELES        CA     91316      $357,247.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600122264     SANDERS,DOUGLAS              8.250      .250    8.000     .0400     7.960     12/01/2027
  600122269     HOPKINS,DAVID                7.625      .250    7.375     .0400     7.335     11/01/2027
  600122272     CATE,THOMAS                  8.750      .250    8.500     .0400     8.460     06/01/2027
  600122276     BETETA,ROBERT                7.750      .250    7.500     .0400     7.460     09/01/2027
  600122277     MARTINEZ,JOHN                7.500      .250    7.250     .0400     7.210     11/01/2027
  600122325     WEXLER,HARRY                 8.000      .250    7.750     .0400     7.710     09/01/2027
  600122336     WOLFSON,MONTAGUE             7.750      .250    7.500     .0400     7.460     12/01/2027
  600122337     WALKER,MICHELLE              7.750      .250    7.500     .0400     7.460     09/01/2027
  600122339     HARRISJOHNSON,JEAN           8.125      .250    7.875     .0400     7.835     11/01/2027
  600122346     HALLIER,LAURENT              7.625      .250    7.375     .0400     7.335     10/01/2027
  600122349     OKEEFE,LEO                   8.500      .250    8.250     .0400     8.210     10/01/2027
  600125037     HYNES,PHILIP                 7.875      .250    7.625     .0400     7.585     01/01/2028
  600125042     LUSKIN,VITALY,LUDMILLA       7.875      .250    7.625     .0400     7.585     01/01/2028
  600125053     LEVINE,LAWRENCE,ROBERT       7.750      .250    7.500     .0400     7.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600122264     SANDERS,DOUGLAS            1561372226                 $2,216.24                  02/01/1998             360
  600122269     HOPKINS,DAVID              1567205894                 $1,976.17                  02/01/1998             360
  600122272     CATE,THOMAS                1577071987                 $2,340.44                  02/01/1998             360
  600122276     BETETA,ROBERT              1579057422                 $2,143.86                  02/01/1998             360
  600122277     MARTINEZ,JOHN              1579062444                 $2,041.71                  02/01/1998             360
  600122325     WEXLER,HARRY               1111111198                 $2,861.69                  02/01/1998             360
  600122336     WOLFSON,MONTAGUE           1111144095                 $2,399.99                  02/01/1998             360
  600122337     WALKER,MICHELLE            1583058087                 $2,513.90         1        02/01/1998             360
  600122339     HARRISJOHNSON,JEAN         1589134280                 $2,284.30         1        02/01/1998             360
  600122346     HALLIER,LAURENT            1251150732                 $2,831.18         3        02/01/1998             360
  600122349     OKEEFE,LEO                 1581124680                 $2,028.78         7        02/01/1998             360
  600125037     HYNES,PHILIP               496214                     $2,088.20                  02/01/1998             360
  600125042     LUSKIN,VITALY,LUDMILLA     496242                     $2,465.24                  02/01/1998             360
  600125053     LEVINE,LAWRENCE,ROBERT     496346                     $2,561.17                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600122264     SANDERS,DOUGLAS             .00       .00       .00       .000        .250          .290      $415,000.00    N
  600122269     HOPKINS,DAVID               .00       .00       .00       .000        .250          .290      $349,000.00    N
  600122272     CATE,THOMAS                 .00       .00       .00       .000        .250          .290      $425,000.00    N
  600122276     BETETA,ROBERT               .00       .00       .00       .000        .250          .290      $399,000.00    N
  600122277     MARTINEZ,JOHN               .00       .00       .00       .000        .250          .290      $365,000.00    N
  600122325     WEXLER,HARRY                .00       .00       .00       .000        .250          .290      $690,000.00    N
  600122336     WOLFSON,MONTAGUE            .00       .00       .00       .000        .250          .290      $540,000.00    N
  600122337     WALKER,MICHELLE             .00       .00       .00       .000        .250          .290      $389,900.00    N
  600122339     HARRISJOHNSON,JEAN          .00       .00       .00       .000        .250          .290      $324,638.00    N
  600122346     HALLIER,LAURENT             .00       .00       .00       .000        .250          .290      $450,000.00    N
  600122349     OKEEFE,LEO                  .00       .00       .00       .000        .250          .290      $277,777.00    N
  600125037     HYNES,PHILIP                                                                                  $460,000.00    N
  600125042     LUSKIN,VITALY,LUDMILLA                                                                        $520,000.00    N
  600125053     LEVINE,LAWRENCE,ROBERT                                                                        $550,000.00    N


 (vlegal.ace v1.4)                                                 Page   64
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125060     WATTS,DIANE                3551 - 3555 OLIVE STREET   DENVER             CO     80207       $80,913.47
  600125097     MUIR,WILLIAM,KAREN         965 TETHEROW ROAD          WILLIAMS           OR     97544      $299,777.36
  600125102     YOUNG,GARY,KAREN           256 SOUTHWEST ROGUE RIVER  GRANTS PASS        OR     97526      $158,104.16
  600125124     JACKSON,JOHN/MARJORIE      HCR 77 BOX 195             JOHN DAY           OR     97845      $311,110.54
  600125138     CARLTON,RICK               102 EAST 380 NORTH         MONA               UT     84645      $280,601.81
  600125154     GEORGE,JOHN,MONIKA         787 MARSOPA DRIVE          VISTA              CA     92083      $256,636.05
  600125155     KEITH,MICHAEL,DEBORAH      717 SANTANA ROAD           NOVATO             CA     94945      $243,844.41
  600125160     SIZEMORE,CARL,ANGELIQUE    10544 MADRID WAY           SPRING VALLEY      CA     91977      $239,834.83
  600125163     PANIETZ,MICHAEL,NORMA      16925 MCGUFFIE ROAD        SALINAS            CA     93907      $237,836.21
  600125205     ROUSTON/CLARK,JAMES/DEIL   632 AND 634 AVENUE B       BILLINGS           MT     59102       $89,945.48
  600125217     KISER,CHARLES,GWENDOL      8339 WEST RAVEN DRIVE      ARIZONA CITY       AZ     85223       $89,938.79
  600125253     KOBIEROWSKI,JOHN           1014 SOUTH BUTTE AVENUE    TEMPE              AZ     85281       $63,765.15
  600125276     DEMING,CHERYL              254 ABRA COURT             SAN JOSE           CA     95139      $267,509.47
  600125291     SHEAHAN,DANIEL             1751 LEAVENWORTH STREET    SAN FRANCISCO      CA     94109      $303,628.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125060     WATTS,DIANE                  9.125      .250    8.875     .0400     8.835     12/01/2027
  600125097     MUIR,WILLIAM,KAREN           7.500      .250    7.250     .0400     7.210     01/01/2028
  600125102     YOUNG,GARY,KAREN             8.500      .250    8.250     .0400     8.210     01/01/2028
  600125124     JACKSON,JOHN/MARJORIE        7.750      .250    7.500     .0400     7.460     01/01/2028
  600125138     CARLTON,RICK                 7.750      .250    7.500     .0400     7.460     01/01/2028
  600125154     GEORGE,JOHN,MONIKA           7.750      .250    7.500     .0400     7.460     12/01/2027
  600125155     KEITH,MICHAEL,DEBORAH        8.250      .250    8.000     .0400     7.960     01/01/2028
  600125160     SIZEMORE,CARL,ANGELIQUE      7.875      .250    7.625     .0400     7.585     01/01/2028
  600125163     PANIETZ,MICHAEL,NORMA        7.875      .250    7.625     .0400     7.585     01/01/2028
  600125205     ROUSTON/CLARK,JAMES/DEIL     8.500      .250    8.250     .0400     8.210     01/01/2028
  600125217     KISER,CHARLES,GWENDOL        8.125      .250    7.875     .0400     7.835     01/01/2028
  600125253     KOBIEROWSKI,JOHN             9.000      .250    8.750     .0400     8.710     01/01/2028
  600125276     DEMING,CHERYL                8.500      .250    8.250     .0400     8.210     11/01/2027
  600125291     SHEAHAN,DANIEL               8.375      .250    8.125     .0400     8.085     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125060     WATTS,DIANE                507794                       $659.04        14        02/01/1998             360
  600125097     MUIR,WILLIAM,KAREN         522695                     $2,097.64                  02/01/1998             360
  600125102     YOUNG,GARY,KAREN           522713                     $1,216.42                  02/01/1998             360
  600125124     JACKSON,JOHN/MARJORIE      526890                     $2,235.21                  02/01/1998             360
  600125138     CARLTON,RICK               530364                     $2,011.69                  02/01/1998             360
  600125154     GEORGE,JOHN,MONIKA         530616                     $1,841.18                  02/01/1998             360
  600125155     KEITH,MICHAEL,DEBORAH      530624                     $1,833.09                  02/01/1998             360
  600125160     SIZEMORE,CARL,ANGELIQUE    530690                     $1,740.17                  02/01/1998             360
  600125163     PANIETZ,MICHAEL,NORMA      530738                     $1,725.67                  02/01/1998             360
  600125205     ROUSTON/CLARK,JAMES/DEIL   535821                       $692.02                  02/01/1998             360
  600125217     KISER,CHARLES,GWENDOL      537455                       $668.25                  02/01/1998             360
  600125253     KOBIEROWSKI,JOHN           537696                       $513.35                  02/01/1998             360
  600125276     DEMING,CHERYL              538699                     $2,060.69                  02/01/1998             360
  600125291     SHEAHAN,DANIEL             538877                     $2,312.14                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125060     WATTS,DIANE                                                                                    $90,000.00    N
  600125097     MUIR,WILLIAM,KAREN                                                                            $439,000.00    N
  600125102     YOUNG,GARY,KAREN                                                                              $197,750.00    N
  600125124     JACKSON,JOHN/MARJORIE                                                                         $395,000.00    N
  600125138     CARLTON,RICK                                                                                  $351,000.00    N
  600125154     GEORGE,JOHN,MONIKA                                                                            $330,000.00    N
  600125155     KEITH,MICHAEL,DEBORAH                                                                         $305,000.00    N
  600125160     SIZEMORE,CARL,ANGELIQUE                                                                       $300,000.00    N
  600125163     PANIETZ,MICHAEL,NORMA                                                                         $307,000.00    N
  600125205     ROUSTON/CLARK,JAMES/DEIL                                                                      $130,000.00    N
  600125217     KISER,CHARLES,GWENDOL                                                                         $118,000.00    N
  600125253     KOBIEROWSKI,JOHN                                                                               $85,000.00    N
  600125276     DEMING,CHERYL                                                                                 $335,000.00    N
  600125291     SHEAHAN,DANIEL                                                                                $380,355.00    N


 (vlegal.ace v1.4)                                                 Page   65
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125399     TAYLOR,LAURA               1848 NORTH RED MOUNTAIN D  SANTA CLARA        UT     84765      $263,848.11
  600125401     WILSON,DENNIS,DIANA        2595 SOUTH SHERIDAN BOULE  LAKEWOOD           CO     80227       $46,768.60
  600125441     VIRDEN,MICHAEL,MICKI       410 WEST CARLTON AVENUE    MERIDIAN           ID     83642       $63,961.23
  600125456     MOLT,ROBERT,ELIZABET       6805 NORTHEAST NEPTUNE AV  GLENEDEN BEACH     OR     97388      $318,566.61
  600125478     GRECO,RICHARD F.           3520 NORTHEAST SCHUYLER S  PORTLAND           OR     97212      $137,123.09
  600125489     HEY,MAI-TRAM               12868 S.E. SPRING MOUNTAI  PORTLAND           OR     97236      $244,582.29
  600125492     WOODWORTH,JOHN             704 SALES YARD ROAD        EMMETT             ID     83617       $71,159.04
  600125494     MEINHARDT,KARL,VANJA       315 16TH AVENUE SOUTH      NAMPA              ID     83686       $60,765.02
  600125500     NORMAN,JANET K.            3621 SOUTHWEST KELLY AVEN  PORTLAND           OR     97201      $259,021.62
  600125520     GARDNER,JUDY A.            6875-6885 SOUTHWEST 144TH  BEAVERTON          OR     97008      $153,511.63
  600125531     STECKLER,TY                2-2885 EAST CLIFF DRIVE    SANTA CRUZ         CA     95062      $233,443.26
  600125542     ALBERIGI,ROBERT            110 H LANE                 NOVATO             CA     94945      $311,035.80
  600125548     SKOMOROVSKY,YEFIM          1334-1336 11TH AVENUE      SAN FRANCISCO      CA     94122      $326,957.06
  600125556     LINDHEIM,WILLIAM,MARILYN   3006 DEEP CANYON DRIVE     LOS ANGELES        CA     90210      $365,783.92


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125399     TAYLOR,LAURA                 8.750      .250    8.500     .0400     8.460     01/01/2028
  600125401     WILSON,DENNIS,DIANA          8.000      .250    7.750     .0400     7.710     01/01/2028
  600125441     VIRDEN,MICHAEL,MICKI         8.500      .250    8.250     .0400     8.210     01/01/2028
  600125456     MOLT,ROBERT,ELIZABET         8.750      .250    8.500     .0400     8.460     01/01/2028
  600125478     GRECO,RICHARD F.             8.875      .250    8.625     .0400     8.585     01/01/2028
  600125489     HEY,MAI-TRAM                 7.750      .250    7.500     .0400     7.460     01/01/2028
  600125492     WOODWORTH,JOHN               8.750      .250    8.500     .0400     8.460     01/01/2028
  600125494     MEINHARDT,KARL,VANJA         8.750      .250    8.500     .0400     8.460     01/01/2028
  600125500     NORMAN,JANET K.              7.875      .250    7.625     .0400     7.585     01/01/2028
  600125520     GARDNER,JUDY A.              8.750      .250    8.500     .0400     8.460     01/01/2028
  600125531     STECKLER,TY                  8.000      .250    7.750     .0400     7.710     01/01/2028
  600125542     ALBERIGI,ROBERT              7.875      .250    7.625     .0400     7.585     01/01/2028
  600125548     SKOMOROVSKY,YEFIM            8.000      .250    7.750     .0400     7.710     01/01/2028
  600125556     LINDHEIM,WILLIAM,MARILYN     8.625      .250    8.375     .0400     8.335     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125399     TAYLOR,LAURA               543674                     $2,076.89                  02/01/1998             360
  600125401     WILSON,DENNIS,DIANA        543686                       $343.40                  02/01/1998             360
  600125441     VIRDEN,MICHAEL,MICKI       544120                       $492.10                  02/01/1998             360
  600125456     MOLT,ROBERT,ELIZABET       544365                     $2,507.61                  02/01/1998             360
  600125478     GRECO,RICHARD F.           544538                     $1,091.62                  02/01/1998             360
  600125489     HEY,MAI-TRAM               544601                     $1,755.21                  02/01/1998             360
  600125492     WOODWORTH,JOHN             544622                       $560.13                  02/01/1998             360
  600125494     MEINHARDT,KARL,VANJA       544633                       $478.31                  02/01/1998             360
  600125500     NORMAN,JANET K.            544708                     $1,879.38                  02/01/1998             360
  600125520     GARDNER,JUDY A.            544838                     $1,208.37                  02/01/1998             360
  600125531     STECKLER,TY                545896                     $1,714.07                  02/01/1998             360
  600125542     ALBERIGI,ROBERT            546731                     $2,256.78                  02/01/1998             360
  600125548     SKOMOROVSKY,YEFIM          546806                     $2,421.42                  02/01/1998             360
  600125556     LINDHEIM,WILLIAM,MARILYN   548097                     $2,846.71                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125399     TAYLOR,LAURA                                                                                  $330,000.00    N
  600125401     WILSON,DENNIS,DIANA                                                                            $58,500.00    N
  600125441     VIRDEN,MICHAEL,MICKI                                                                           $80,000.00    N
  600125456     MOLT,ROBERT,ELIZABET                                                                          $425,000.00    N
  600125478     GRECO,RICHARD F.                                                                              $171,500.00    N
  600125489     HEY,MAI-TRAM                                                                                  $315,000.00    N
  600125492     WOODWORTH,JOHN                                                                                 $89,000.00    N
  600125494     MEINHARDT,KARL,VANJA                                                                           $76,000.00    N
  600125500     NORMAN,JANET K.                                                                               $324,000.00    N
  600125520     GARDNER,JUDY A.                                                                               $192,000.00    N
  600125531     STECKLER,TY                                                                                   $292,000.00    N
  600125542     ALBERIGI,ROBERT                                                                               $440,000.00    N
  600125548     SKOMOROVSKY,YEFIM                                                                             $440,000.00    N
  600125556     LINDHEIM,WILLIAM,MARILYN                                                                      $840,000.00    N


 (vlegal.ace v1.4)                                                 Page   66
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125563     RUSH,JULIE,MICHAEL         15529 OLIVE BRANCH DRIVE   LA MIRADA          CA     90638      $266,084.51
  600125565     PETROVICH,LUCKY, ANNA      1978 LA RAMADA DRIVE       CAMARILLO          CA     93012      $337,261.80
  600125657     BRIGGS,DENNIS              13 & 13 1/2 MONROE STREET  BILLINGS           MT     59101       $30,481.04
  600125662     FAHERTY,STEVEN             511 & 517 11TH STREET NOR  GREAT FALLS        MT     59404       $60,267.91
  600125663     BURKE,TIMOTHY, KAREN       33506 190TH AVENUE SOUTHE  AUBURN             WA     98092      $255,832.54
  600125682     MUSHEN,R. DAVID            7518 14TH AVENUE NORTHEAS  SEATTLE            WA     98115      $265,830.38
  600125685     RODEGHIERO,JAMES           612 1ST STREET EAST        ROUNDUP            MT     59072       $31,181.10
  600125687     KENNARD,JOSE,JO ANN        17622 44TH AVENUE WEST     LYNNWOOD           WA     98037      $123,168.26
  600125755     DAVIS,MAY                  489 SOUTH ORLANDO AVENUE   COCOA BEACH        FL     32931       $76,359.34
  600125771     WYMAN,ROBERT,DIANA         13693 FOREST PARK CIRCLE   PENN VALLEY        CA     95946      $282,819.55
  600125776     ERVIN,JAMES,TRACY          9606 STONEY RIDGE ROAD     AUBURN             CA     95603      $347,772.36
  600125779     THOMSON/FLORES,GREG/MAURI  1582 MILVIA STREET         BERKELEY           CA     94709      $287,801.80
  600125788     FORCE,BETTY                1612 MARK WEST SPRINGS RO  SANTA ROSA         CA     95404      $248,841.23
  600125800     GURLEY,JOHN,KAREN          218O MARY JO DRIVE         BATTLE MOUNTAIN    NV     89820       $38,474.74


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125563     RUSH,JULIE,MICHAEL           8.375      .250    8.125     .0400     8.085     01/01/2028
  600125565     PETROVICH,LUCKY, ANNA        7.750      .250    7.500     .0400     7.460     01/01/2028
  600125657     BRIGGS,DENNIS                8.375      .250    8.125     .0400     8.085     01/01/2028
  600125662     FAHERTY,STEVEN               9.125      .250    8.875     .0400     8.835     01/01/2028
  600125663     BURKE,TIMOTHY, KAREN         8.125      .250    7.875     .0400     7.835     01/01/2028
  600125682     MUSHEN,R. DAVID              8.250      .250    8.000     .0400     7.960     01/01/2028
  600125685     RODEGHIERO,JAMES             8.500      .250    8.250     .0400     8.210     01/01/2028
  600125687     KENNARD,JOSE,JO ANN          9.125      .250    8.875     .0400     8.835     12/01/2027
  600125755     DAVIS,MAY                    9.125      .250    8.875     .0400     8.835     01/01/2028
  600125771     WYMAN,ROBERT,DIANA           8.250      .250    8.000     .0400     7.960     01/01/2028
  600125776     ERVIN,JAMES,TRACY            8.125      .250    7.875     .0400     7.835     01/01/2028
  600125779     THOMSON/FLORES,GREG/MAURI    7.875      .250    7.625     .0400     7.585     01/01/2028
  600125788     FORCE,BETTY                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600125800     GURLEY,JOHN,KAREN            8.875      .250    8.625     .0400     8.585     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125563     RUSH,JULIE,MICHAEL         548232                     $2,023.69                  02/01/1998             360
  600125565     PETROVICH,LUCKY, ANNA      548260                     $2,417.89                  02/01/1998             360
  600125657     BRIGGS,DENNIS              549897                       $231.82        33        02/01/1998             360
  600125662     FAHERTY,STEVEN             549918                       $490.62         7        02/01/1998             360
  600125663     BURKE,TIMOTHY, KAREN       549943                     $1,900.79                  02/01/1998             360
  600125682     MUSHEN,R. DAVID            550027                     $1,998.37                  02/01/1998             360
  600125685     RODEGHIERO,JAMES           550046                       $239.90                  02/01/1998             360
  600125687     KENNARD,JOSE,JO ANN        550060                     $1,003.21         7        02/01/1998             360
  600125755     DAVIS,MAY                  551506                       $621.62                  02/01/1998             360
  600125771     WYMAN,ROBERT,DIANA         552256                     $2,126.08                  02/01/1998             360
  600125776     ERVIN,JAMES,TRACY          552295                     $2,583.89                  02/01/1998             360
  600125779     THOMSON/FLORES,GREG/MAURI  552311                     $2,088.20                  02/01/1998             360
  600125788     FORCE,BETTY                552401                     $1,870.65                  02/01/1998             360
  600125800     GURLEY,JOHN,KAREN          552586                       $306.32                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125563     RUSH,JULIE,MICHAEL                                                                            $355,000.00    N
  600125565     PETROVICH,LUCKY, ANNA                                                                         $450,000.00    N
  600125657     BRIGGS,DENNIS                                                                                  $35,000.00    N
  600125662     FAHERTY,STEVEN                                                                                 $67,000.00    N
  600125663     BURKE,TIMOTHY, KAREN                                                                          $320,000.00    N
  600125682     MUSHEN,R. DAVID                                                                               $384,000.00    N
  600125685     RODEGHIERO,JAMES                                                                               $39,000.00    N
  600125687     KENNARD,JOSE,JO ANN                                                                           $137,000.00    N
  600125755     DAVIS,MAY                                                                                      $96,000.00    N
  600125771     WYMAN,ROBERT,DIANA                                                                            $372,000.00    N
  600125776     ERVIN,JAMES,TRACY                                                                             $600,000.00    N
  600125779     THOMSON/FLORES,GREG/MAURI                                                                     $360,000.00    N
  600125788     FORCE,BETTY                                                                                   $365,000.00    N
  600125800     GURLEY,JOHN,KAREN                                                                              $55,000.00    N


 (vlegal.ace v1.4)                                                 Page   67
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125811     BERTUCCI,DENNIS,VICKIE     1049 COUNTRY LANE          GARDNERVILLE       NV     89410      $318,551.88
  600125860     CURTISS,GARY,DEBARA        1222 16TH AVENUE           GREELEY            CO     80631       $77,950.26
  600125862     LINK,GORDON,DAWN           981 EAST ROGGEN WAY        SUPERIOR           CO     80027      $228,654.10
  600125906     SHULTS,CAROL JEAN          1651 NORTH ALLEN           MESA               AZ     85203       $79,054.49
  600125908     PHILO, MIRANDA,CLAIRE, FR  5521 NORTH 73RD AVENUE     GLENDALE           AZ     85303       $39,974.49
  600125919     BROWN,JERRY,JULIE          9066 NORTH 115TH PLACE     SCOTTSDALE         AZ     85259      $279,834.69
  600125922     KINNEY,SUSAN               1730 WEST EMELITA AVENUE   MESA               AZ     85202       $34,977.69
  600125927     JOHNSON/HUTCHI/,PAUL/SUSA  2469 ARMOUR AVENUE         KINGMAN            AZ     86401      $117,132.57
  600125928     JOHNSON/HUTCHI/,PAUL/SUSA  2468 FOX AVENUE            KINGMAN            AZ     86401       $96,744.30
  600125947     URMAN,JAY,ROXANNE          5060 SELINDA LANE          SAN JOSE           CA     95124      $287,816.35
  600125969     GARDNER,ROBERT,JOAN        2332 CORTE DE LA JARA      PLEASANTON         CA     94566      $257,427.15
  600125970     MOFFITT/FEELY,ROBERT/ANN   18 MOUNTAIN VALLEY PLACE   DANVILLE           CA     94506      $244,651.70
  600125975     DORENBOSCH,THYS,PATRICIA   13032 STANTON              SANTA ANA AREA     CA     92705      $379,769.80
  600125984     CHONG/LIN,WING,MEI         910 EAST MOONEY DRIVE      MONTEREY PARK      CA     91755      $249,832.26


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125811     BERTUCCI,DENNIS,VICKIE       8.375      .250    8.125     .0400     8.085     01/01/2028
  600125860     CURTISS,GARY,DEBARA          8.250      .250    8.000     .0400     7.960     01/01/2028
  600125862     LINK,GORDON,DAWN             8.250      .250    8.000     .0400     7.960     01/01/2028
  600125906     SHULTS,CAROL JEAN            8.750      .250    8.500     .0400     8.460     01/01/2028
  600125908     PHILO, MIRANDA,CLAIRE, FR    8.250      .250    8.000     .0400     7.960     01/01/2028
  600125919     BROWN,JERRY,JULIE            8.625      .250    8.375     .0400     8.335     01/01/2028
  600125922     KINNEY,SUSAN                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600125927     JOHNSON/HUTCHI/,PAUL/SUSA    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125928     JOHNSON/HUTCHI/,PAUL/SUSA    8.750      .250    8.500     .0400     8.460     01/01/2028
  600125947     URMAN,JAY,ROXANNE            8.250      .250    8.000     .0400     7.960     01/01/2028
  600125969     GARDNER,ROBERT,JOAN          8.000      .250    7.750     .0400     7.710     01/01/2028
  600125970     MOFFITT/FEELY,ROBERT/ANN     8.500      .250    8.250     .0400     8.210     01/01/2028
  600125975     DORENBOSCH,THYS,PATRICIA     8.500      .250    8.250     .0400     8.210     01/01/2028
  600125984     CHONG/LIN,WING,MEI           8.000      .250    7.750     .0400     7.710     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125811     BERTUCCI,DENNIS,VICKIE     552641                     $2,422.73                  02/01/1998             360
  600125860     CURTISS,GARY,DEBARA        553198                       $585.99                  02/01/1998             360
  600125862     LINK,GORDON,DAWN           553236                     $1,718.90                  02/01/1998             360
  600125906     SHULTS,CAROL JEAN          554050                       $622.28         2        02/01/1998             360
  600125908     PHILO, MIRANDA,CLAIRE, FR  554055                       $300.51                  02/01/1998             360
  600125919     BROWN,JERRY,JULIE          554120                     $2,177.81                  02/01/1998             360
  600125922     KINNEY,SUSAN               554131                       $262.94                  02/01/1998             360
  600125927     JOHNSON/HUTCHI/,PAUL/SUSA  554143                       $922.01                  02/01/1998             360
  600125928     JOHNSON/HUTCHI/,PAUL/SUSA  554144                       $761.53                  02/01/1998             360
  600125947     URMAN,JAY,ROXANNE          555267                     $2,163.65                  02/01/1998             360
  600125969     GARDNER,ROBERT,JOAN        555788                     $1,890.18                  02/01/1998             360
  600125970     MOFFITT/FEELY,ROBERT/ANN   555790                     $1,882.30                  02/01/1998             360
  600125975     DORENBOSCH,THYS,PATRICIA   555961                     $2,921.87                  02/01/1998             360
  600125984     CHONG/LIN,WING,MEI         556344                     $1,834.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125811     BERTUCCI,DENNIS,VICKIE                                                                        $425,000.00    N
  600125860     CURTISS,GARY,DEBARA                                                                            $97,500.00    N
  600125862     LINK,GORDON,DAWN                                                                              $305,000.00    N
  600125906     SHULTS,CAROL JEAN                                                                              $87,890.00    N
  600125908     PHILO, MIRANDA,CLAIRE, FR                                                                      $60,000.00    N
  600125919     BROWN,JERRY,JULIE                                                                             $350,000.00    N
  600125922     KINNEY,SUSAN                                                                                   $47,500.00    N
  600125927     JOHNSON/HUTCHI/,PAUL/SUSA                                                                     $153,500.00    N
  600125928     JOHNSON/HUTCHI/,PAUL/SUSA                                                                     $121,000.00    N
  600125947     URMAN,JAY,ROXANNE                                                                             $360,000.00    N
  600125969     GARDNER,ROBERT,JOAN                                                                           $322,000.00    N
  600125970     MOFFITT/FEELY,ROBERT/ANN                                                                      $306,000.00    N
  600125975     DORENBOSCH,THYS,PATRICIA                                                                      $555,000.00    N
  600125984     CHONG/LIN,WING,MEI                                                                            $325,000.00    N


 (vlegal.ace v1.4)                                                 Page   68
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125987     KAMALI,MASSOUD,SHIRIN      26492 MASIDE               MISSION VIEJO      CA     92692      $271,717.56
  600125990     ETTER,JANEEN               38 SILVEROAK               IRVINE             CA     92620      $260,583.73
  600125993     SARODE,JAIPRAKASH,MINA     11735 COORSGOLD LANE       LOS ANGELES        CA     91326      $241,449.84
  600126001     PUSTINGER,RAYMOND          5325 EAST THE TOLEDO       LONG BEACH         CA     90803      $251,826.58
  600126009     LISS,STEPHEN,LISA          16947 ADLON ROAD           LOS ANGELES        CA     91436      $264,469.67
  600126022     LOWE,EUGENE,VIRGINIA       3302 VILLA MESA ROAD       PASADENA AREA      CA     91107      $262,784.23
  600126030     WELCH,YUEH-CHING LO        8405 ORCHARD RIDGE AVENUE  LAS VEGAS          NV     89129       $88,446.39
  600126035     OLTMAN/GALLIGAN,STEPHEN/E  2651 OVERLAND AVENUE       LOS ANGELES        CA     90064      $303,790.79
  600126040     CAMPBELL,JOHN              7621 LEXINGTON AVENUE      WEST HOLLYWOOD     CA     90046      $235,845.63
  600126042     SLYKER,WILLIAM,ETHYLEE     2153 MT OLIVE DRIVE        SANTA ROSA         CA     95404      $243,404.83
  600126052     KLEIN/MOHAMMED,JAMES/ZORI  215 ORIENT WAY #A-4        RUTHERFORD         NJ     07070       $58,425.14
  600126056     WALDO/PAAT,SUSAN/REYNALDO  3067 CRAY COURT            SAN JOSE           CA     95121      $235,713.04
  600126059     WATTS,DIANE                3605-3607 FRANKLIN STREET  DENVER             CO     80205       $76,418.27
  600126060     EWING,ERIC, VICKI          501 EAST HIGHLAND AVENUE   SIERRA MADRE       CA     91024      $315,808.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125987     KAMALI,MASSOUD,SHIRIN        8.000      .250    7.750     .0400     7.710     01/01/2028
  600125990     ETTER,JANEEN                 8.250      .250    8.000     .0400     7.960     01/01/2028
  600125993     SARODE,JAIPRAKASH,MINA       8.375      .250    8.125     .0400     8.085     01/01/2028
  600126001     PUSTINGER,RAYMOND            7.875      .250    7.625     .0400     7.585     01/01/2028
  600126009     LISS,STEPHEN,LISA            8.375      .250    8.125     .0400     8.085     12/01/2027
  600126022     LOWE,EUGENE,VIRGINIA         8.000      .250    7.750     .0400     7.710     01/01/2028
  600126030     WELCH,YUEH-CHING LO          8.500      .250    8.250     .0400     8.210     01/01/2028
  600126035     OLTMAN/GALLIGAN,STEPHEN/E    7.875      .250    7.625     .0400     7.585     01/01/2028
  600126040     CAMPBELL,JOHN                8.125      .250    7.875     .0400     7.835     01/01/2028
  600126042     SLYKER,WILLIAM,ETHYLEE       7.750      .250    7.500     .0400     7.460     12/01/2027
  600126052     KLEIN/MOHAMMED,JAMES/ZORI    8.250      .250    8.000     .0400     7.960     12/01/2027
  600126056     WALDO/PAAT,SUSAN/REYNALDO    8.500      .250    8.250     .0400     8.210     12/01/2027
  600126059     WATTS,DIANE                  9.125      .250    8.875     .0400     8.835     12/01/2027
  600126060     EWING,ERIC, VICKI            8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125987     KAMALI,MASSOUD,SHIRIN      556393                     $1,995.11                  02/01/1998             360
  600125990     ETTER,JANEEN               556418                     $1,958.93                  02/01/1998             360
  600125993     SARODE,JAIPRAKASH,MINA     556459                     $1,836.33                  02/01/1998             360
  600126001     PUSTINGER,RAYMOND          556550                     $1,827.17                  02/01/1998             360
  600126009     LISS,STEPHEN,LISA          556623                     $2,012.67                  02/01/1998             360
  600126022     LOWE,EUGENE,VIRGINIA       556748                     $1,944.48                  02/01/1998             360
  600126030     WELCH,YUEH-CHING LO        556806                       $680.49                  02/01/1998             360
  600126035     OLTMAN/GALLIGAN,STEPHEN/E  556846                     $2,204.21                  02/01/1998             360
  600126040     CAMPBELL,JOHN              556882                     $1,752.29                  02/01/1998             360
  600126042     SLYKER,WILLIAM,ETHYLEE     556940                     $1,746.25                  02/01/1998             360
  600126052     KLEIN/MOHAMMED,JAMES/ZORI  557055                       $439.49         7        02/01/1998             360
  600126056     WALDO/PAAT,SUSAN/REYNALDO  557094                     $1,814.64                  02/01/1998             360
  600126059     WATTS,DIANE                557121                       $622.43         2        02/01/1998             360
  600126060     EWING,ERIC, VICKI          557125                     $2,429.77                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125987     KAMALI,MASSOUD,SHIRIN                                                                         $339,900.00    N
  600125990     ETTER,JANEEN                                                                                  $347,701.00    N
  600125993     SARODE,JAIPRAKASH,MINA                                                                        $302,000.00    N
  600126001     PUSTINGER,RAYMOND                                                                             $336,000.00    N
  600126009     LISS,STEPHEN,LISA                                                                             $331,000.00    N
  600126022     LOWE,EUGENE,VIRGINIA                                                                          $380,000.00    N
  600126030     WELCH,YUEH-CHING LO                                                                           $118,000.00    N
  600126035     OLTMAN/GALLIGAN,STEPHEN/E                                                                     $380,000.00    N
  600126040     CAMPBELL,JOHN                                                                                 $295,000.00    N
  600126042     SLYKER,WILLIAM,ETHYLEE                                                                        $325,000.00    N
  600126052     KLEIN/MOHAMMED,JAMES/ZORI                                                                      $65,000.00    N
  600126056     WALDO/PAAT,SUSAN/REYNALDO                                                                     $295,000.00    N
  600126059     WATTS,DIANE                                                                                    $85,000.00    N
  600126060     EWING,ERIC, VICKI                                                                             $395,000.00    N


 (vlegal.ace v1.4)                                                 Page   69
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126064     ORTMAN,TIMOTHY J           529 TEXAS STREET           SASN FRANCISCO     CA     94107      $237,687.58
  600126069     WILKINS,RICHARD            30792 MARILYN DRIVE        LAGUNA BEACH       CA     92651      $335,415.83
  600126078     IRLANDA,EDWARD, KATHY      3719 STARR KING CIRCLE     PALO ALTO          CA     94306      $336,579.62
  600126079     SIALARIS,KOSTAS, SANDRA    1487 REDMOND AVENUE        SAN JOSE           CA     95120      $283,428.19
  600126104     TAMRAZ,MONACHIE/MARIAM     7408 SPY GLASS DRIVE       MODESTO            CA     95356      $299,226.87
  600126105     ALGAZZALI,ABDULLAH,MARY    250 AMHERST AVENUE         KENSINGTON         CA     94705      $299,575.15
  600126107     ELBERS,DANIEL              2340 FRANKLIN STREET       DENVER             CO     80205      $101,573.12
  600126108     MONTESANO,DANIEL, MARYANN  152 BELGLEN LANE           LOS GATOS          CA     95032      $338,566.18
  600126113     KANTIKOVIT,KASEM,CHERYL    32 DOWNFIELD WAY           COTO DE CAZA       CA     92678      $315,798.50
  600126190     LEATHERS,SANFORD,MICHELL   416 E AVENUE               CORONADO           CA     92118      $275,315.15
  600126197     DONOYAN,IRINA              1379 HYMETTUS AVENUE       ENCINITAS          CA     92024      $303,580.21
  600126204     SILVERTHORNE,STEPHEN       12465 BUENA VIDA ROAD      LAKESIDE           CA     92040      $241,841.70
  600126207     MULLER,SHIRLEY             325 C AVENUE               CORONADO           CA     92118      $268,714.87
  600126210     SCHMIDT,JACK,MARY          4419 INDIANA AVENUE        LA CANADA FLINT    CA     91011      $239,846.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126064     ORTMAN,TIMOTHY J             8.125      .250    7.875     .0400     7.835     12/01/2027
  600126069     WILKINS,RICHARD              8.750      .250    8.500     .0400     8.460     11/01/2027
  600126078     IRLANDA,EDWARD, KATHY        8.375      .250    8.125     .0400     8.085     12/01/2027
  600126079     SIALARIS,KOSTAS, SANDRA      8.500      .250    8.250     .0400     8.210     01/01/2028
  600126104     TAMRAZ,MONACHIE/MARIAM       8.250      .250    8.000     .0400     7.960     10/01/2027
  600126105     ALGAZZALI,ABDULLAH,MARY      7.750      .250    7.500     .0400     7.460     12/01/2027
  600126107     ELBERS,DANIEL                8.375      .250    8.125     .0400     8.085     12/01/2027
  600126108     MONTESANO,DANIEL, MARYANN    8.250      .250    8.000     .0400     7.960     12/01/2027
  600126113     KANTIKOVIT,KASEM,CHERYL      8.250      .250    8.000     .0400     7.960     01/01/2028
  600126190     LEATHERS,SANFORD,MICHELL     8.000      .250    7.750     .0400     7.710     01/01/2028
  600126197     DONOYAN,IRINA                7.875      .250    7.625     .0400     7.585     12/01/2027
  600126204     SILVERTHORNE,STEPHEN         8.125      .250    7.875     .0400     7.835     01/01/2028
  600126207     MULLER,SHIRLEY               7.875      .250    7.625     .0400     7.585     01/01/2028
  600126210     SCHMIDT,JACK,MARY            8.250      .250    8.000     .0400     7.960     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126064     ORTMAN,TIMOTHY J           557163                     $1,767.14                  02/01/1998             360
  600126069     WILKINS,RICHARD            557283                     $2,643.31                  02/01/1998             360
  600126078     IRLANDA,EDWARD, KATHY      557411                     $2,561.44                  02/01/1998             360
  600126079     SIALARIS,KOSTAS, SANDRA    557433                     $2,180.64                  02/01/1998             360
  600126104     TAMRAZ,MONACHIE/MARIAM     557797                     $2,253.80                  02/01/1998             360
  600126105     ALGAZZALI,ABDULLAH,MARY    557799                     $2,149.24                  02/01/1998             360
  600126107     ELBERS,DANIEL              557810                       $772.99        14        02/01/1998             360
  600126108     MONTESANO,DANIEL, MARYANN  557816                     $2,546.79                  02/01/1998             360
  600126113     KANTIKOVIT,KASEM,CHERYL    557828                     $2,374.00                  02/01/1998             360
  600126190     LEATHERS,SANFORD,MICHELL   558376                     $2,021.52         2        02/01/1998             360
  600126197     DONOYAN,IRINA              558416                     $2,204.21                  02/01/1998             360
  600126204     SILVERTHORNE,STEPHEN       558499                     $1,796.84                  02/01/1998             360
  600126207     MULLER,SHIRLEY             558503                     $1,950.44                  02/01/1998             360
  600126210     SCHMIDT,JACK,MARY          558516                     $1,803.04                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126064     ORTMAN,TIMOTHY J                                                                              $408,000.00    N
  600126069     WILKINS,RICHARD                                                                               $420,000.00    N
  600126078     IRLANDA,EDWARD, KATHY                                                                         $444,000.00    N
  600126079     SIALARIS,KOSTAS, SANDRA                                                                       $354,500.00    N
  600126104     TAMRAZ,MONACHIE/MARIAM                                                                        $420,000.00    N
  600126105     ALGAZZALI,ABDULLAH,MARY                                                                       $400,000.00    N
  600126107     ELBERS,DANIEL                                                                                 $113,000.00    N
  600126108     MONTESANO,DANIEL, MARYANN                                                                     $500,000.00    N
  600126113     KANTIKOVIT,KASEM,CHERYL                                                                       $395,000.00    N
  600126190     LEATHERS,SANFORD,MICHELL                                                                      $290,000.00    N
  600126197     DONOYAN,IRINA                                                                                 $380,000.00    N
  600126204     SILVERTHORNE,STEPHEN                                                                          $320,000.00    N
  600126207     MULLER,SHIRLEY                                                                                $500,000.00    N
  600126210     SCHMIDT,JACK,MARY                                                                             $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   70
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126218     BAZZLE,DAVID,LORETTA       1215 SISKIYOU DRIVE        BIG BEAR LAKE      CA     92315      $291,793.91
  600126251     CHENG,JAMES                452 MOLIMO DRIVE           SAN FRANCISCO      CA     94127      $319,801.10
  600126254     LEPPER,DAVID,DONNA         9662 DUMBRECK DRIVE        HUNTINGTON BEAC    CA     92646      $282,228.92
  600126256     SONJARA,MIROSLAV,MILICA    2738 CARRIAGEDALE ROW      SAN DIEGO          CA     92037      $276,805.06
  600126263     ASILO/LEE,HILARIO/ANNABEL  31408 MARLIN COURT         UNION CITY         CA     94587      $300,608.19
  600126267     D'OTTAVIO/NEVIL,DONNA/JAC  3015 FERNSIDE BOULEVARD    ALAMEDA            CA     94501      $262,848.69
  600126269     DOYLE,DONAL,BARBARA        2486 REGENT ROAD           LIVERMORE          CA     94550      $308,812.81
  600126281     YGLESIAS,TOM               434 ESTADO WAY             NOVATO             CA     94945      $255,832.54
  600126284     TRUONG,HANG                3058 RIDGEGATE DRIVE       SAN JOSE           CA     95133      $246,250.73
  600126292     REYNOLDS,JERRY,CONSTANCE   540 PACIFIC AVENUE         ALAMEDA            CA     94501      $243,873.50
  600126294     LOOK,WILLIAM               376 BARBARA WAY            CARMEL VALLEY      CA     93924      $299,798.71
  600126298     LINDLAR,KATHLEEN           6138 NORTH VAN NESS BOULE  FRESNO             CA     93711      $327,779.92
  600126303     GELLATLY/VANDRE,DAVID/LIN  1542 MELANIE WAY           LIVERMORE          CA     94550      $330,788.94
  600126305     WILKINSON,IDA JEAN         1490 EAST JOEY CIRCLE      SANDY              UT     84092      $267,833.43


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126218     BAZZLE,DAVID,LORETTA         7.750      .250    7.500     .0400     7.460     01/01/2028
  600126251     CHENG,JAMES                  8.375      .250    8.125     .0400     8.085     01/01/2028
  600126254     LEPPER,DAVID,DONNA           8.500      .250    8.250     .0400     8.210     01/01/2028
  600126256     SONJARA,MIROSLAV,MILICA      8.250      .250    8.000     .0400     7.960     01/01/2028
  600126263     ASILO/LEE,HILARIO/ANNABEL    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126267     D'OTTAVIO/NEVIL,DONNA/JAC    8.750      .250    8.500     .0400     8.460     01/01/2028
  600126269     DOYLE,DONAL,BARBARA          8.500      .250    8.250     .0400     8.210     01/01/2028
  600126281     YGLESIAS,TOM                 8.125      .250    7.875     .0400     7.835     01/01/2028
  600126284     TRUONG,HANG                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600126292     REYNOLDS,JERRY,CONSTANCE     9.250      .250    9.000     .0400     8.960     01/01/2028
  600126294     LOOK,WILLIAM                 8.000      .250    7.750     .0400     7.710     01/01/2028
  600126298     LINDLAR,KATHLEEN             8.000      .250    7.750     .0400     7.710     01/01/2028
  600126303     GELLATLY/VANDRE,DAVID/LIN    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126305     WILKINSON,IDA JEAN           8.375      .250    8.125     .0400     8.085     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126218     BAZZLE,DAVID,LORETTA       558579                     $2,091.92                  02/01/1998             360
  600126251     CHENG,JAMES                558822                     $2,432.23                  02/01/1998             360
  600126254     LEPPER,DAVID,DONNA         558868                     $2,171.41                  02/01/1998             360
  600126256     SONJARA,MIROSLAV,MILICA    558871                     $2,081.76                  02/01/1998             360
  600126263     ASILO/LEE,HILARIO/ANNABEL  559065                     $2,259.81                  02/01/1998             360
  600126267     D'OTTAVIO/NEVIL,DONNA/JAC  559167                     $2,069.02                  02/01/1998             360
  600126269     DOYLE,DONAL,BARBARA        559232                     $2,375.94        12        02/01/1998             360
  600126281     YGLESIAS,TOM               559499                     $1,900.79                  02/01/1998             360
  600126284     TRUONG,HANG                559523                     $1,894.60                  02/01/1998             360
  600126292     REYNOLDS,JERRY,CONSTANCE   559546                     $2,007.33                  02/01/1998             360
  600126294     LOOK,WILLIAM               559594                     $2,201.29                  02/01/1998             360
  600126298     LINDLAR,KATHLEEN           559644                     $2,406.75                  02/01/1998             360
  600126303     GELLATLY/VANDRE,DAVID/LIN  559701                     $2,486.69                  02/01/1998             360
  600126305     WILKINSON,IDA JEAN         559789                     $2,036.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126218     BAZZLE,DAVID,LORETTA                                                                          $365,000.00    N
  600126251     CHENG,JAMES                                                                                   $420,000.00    N
  600126254     LEPPER,DAVID,DONNA                                                                            $353,000.00    N
  600126256     SONJARA,MIROSLAV,MILICA                                                                       $346,390.00    N
  600126263     ASILO/LEE,HILARIO/ANNABEL                                                                     $376,000.00    N
  600126267     D'OTTAVIO/NEVIL,DONNA/JAC                                                                     $338,000.00    N
  600126269     DOYLE,DONAL,BARBARA                                                                           $360,000.00    N
  600126281     YGLESIAS,TOM                                                                                  $320,000.00    N
  600126284     TRUONG,HANG                                                                                   $352,000.00    N
  600126292     REYNOLDS,JERRY,CONSTANCE                                                                      $305,000.00    N
  600126294     LOOK,WILLIAM                                                                                  $375,000.00    N
  600126298     LINDLAR,KATHLEEN                                                                              $410,000.00    N
  600126303     GELLATLY/VANDRE,DAVID/LIN                                                                     $413,762.00    N
  600126305     WILKINSON,IDA JEAN                                                                            $335,000.00    N


 (vlegal.ace v1.4)                                                 Page   71
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126306     SCHWEICKART/RAM,RUSSELL/N  36780 GREEN COVE DRIVE     THE SEA RANCH      CA     95497      $344,780.01
  600126310     GONZALEZ,MARIO,ROSE        19425 EAST CAMERON AVENUE  COVINA AREA        CA     91724      $227,858.29
  600126312     BICACI,JAK                 26461 LAS ALTURAS AVENUE   LAGUNA HILLS       CA     92653      $311,011.47
  600126319     WAISNER,HOMER,MARIE        27592 VISTA DE DONS        DANA POINT         CA     92624      $259,825.54
  600126327     BROWN,WAYNE,FRANCES        21122 RICHMOND CIRCLE      HUNTINGTON BEAC    CA     92646      $254,087.87
  600126328     VYAS,NITINKUMAR,HEME       34 CYPRESS WAY             ROLLING HILLS E    CA     90274      $273,546.84
  600126329     BEIRAMI/HOUSHYA,MANSOUR,Z  401 SEAWARD ROAD           NEWPORT BEACH      CA     92625      $263,822.86
  600126333     OLIVERI,PAUL, ROSA         404 VIA LINDA VISTA        TORRANCE           CA     90277      $311,785.28
  600126335     RAWLINS,CELIA              606 ALHAMBRA ROAD          SAN GABRIEL        CA     91775      $251,835.16
  600126341     SULLIVAN,PATRICK, FAYE     407 MAPLE AVENUE           BREA               CA     92821      $243,844.41
  600126342     LEE,JOU,YAH                12384 CHARLWOOD STREET     CERRITOS           CA     90703      $247,841.86
  600126344     MILLETT,ALMA,JOY           26021 GOVERNOR AVENUE      LOS ANGELES        CA     90710      $279,830.37
  600126346     YACOUBIAN,ROBERT           8604 - 8606 RUGBY DRIVE    WEST HOLLYWOOD     CA     90069      $311,806.07
  600126351     FOLEY,MARK, DENISE         7420 EAST PINTO WAY        ORANGE             CA     92869      $299,788.26


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126306     SCHWEICKART/RAM,RUSSELL/N    8.250      .250    8.000     .0400     7.960     01/01/2028
  600126310     GONZALEZ,MARIO,ROSE          8.375      .250    8.125     .0400     8.085     01/01/2028
  600126312     BICACI,JAK                   8.500      .250    8.250     .0400     8.210     01/01/2028
  600126319     WAISNER,HOMER,MARIE          8.000      .250    7.750     .0400     7.710     01/01/2028
  600126327     BROWN,WAYNE,FRANCES          8.250      .250    8.000     .0400     7.960     01/01/2028
  600126328     VYAS,NITINKUMAR,HEME         7.500      .250    7.250     .0400     7.210     01/01/2028
  600126329     BEIRAMI/HOUSHYA,MANSOUR,Z    8.000      .250    7.750     .0400     7.710     01/01/2028
  600126333     OLIVERI,PAUL, ROSA           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126335     RAWLINS,CELIA                8.125      .250    7.875     .0400     7.835     01/01/2028
  600126341     SULLIVAN,PATRICK, FAYE       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126342     LEE,JOU,YAH                  8.250      .250    8.000     .0400     7.960     01/01/2028
  600126344     MILLETT,ALMA,JOY             8.500      .250    8.250     .0400     8.210     01/01/2028
  600126346     YACOUBIAN,ROBERT             8.375      .250    8.125     .0400     8.085     01/01/2028
  600126351     FOLEY,MARK, DENISE           7.750      .250    7.500     .0400     7.460     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126306     SCHWEICKART/RAM,RUSSELL/N  559821                     $2,591.87                  02/01/1998             360
  600126310     GONZALEZ,MARIO,ROSE        559920                     $1,732.96                  02/01/1998             360
  600126312     BICACI,JAK                 559926                     $2,392.86                  02/01/1998             360
  600126319     WAISNER,HOMER,MARIE        559966                     $1,907.79                  02/01/1998             360
  600126327     BROWN,WAYNE,FRANCES        560055                     $1,910.10                  02/01/1998             360
  600126328     VYAS,NITINKUMAR,HEME       560066                     $1,914.10                  02/01/1998             360
  600126329     BEIRAMI/HOUSHYA,MANSOUR,Z  560075                     $1,937.14                  02/01/1998             360
  600126333     OLIVERI,PAUL, ROSA         560099                     $2,262.22                  02/01/1998             360
  600126335     RAWLINS,CELIA              560135                     $1,871.09                  02/01/1998             360
  600126341     SULLIVAN,PATRICK, FAYE     560185                     $1,833.09                  02/01/1998             360
  600126342     LEE,JOU,YAH                560193                     $1,863.14                  02/01/1998             360
  600126344     MILLETT,ALMA,JOY           560214                     $2,152.96                  02/01/1998             360
  600126346     YACOUBIAN,ROBERT           560266                     $2,371.43                  02/01/1998             360
  600126351     FOLEY,MARK, DENISE         560320                     $2,149.24                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126306     SCHWEICKART/RAM,RUSSELL/N                                                                     $460,000.00    N
  600126310     GONZALEZ,MARIO,ROSE                                                                           $285,000.00    N
  600126312     BICACI,JAK                                                                                    $389,000.00    N
  600126319     WAISNER,HOMER,MARIE                                                                           $325,000.00    N
  600126327     BROWN,WAYNE,FRANCES                                                                           $339,000.00    N
  600126328     VYAS,NITINKUMAR,HEME                                                                          $365,000.00    N
  600126329     BEIRAMI/HOUSHYA,MANSOUR,Z                                                                     $330,000.00    N
  600126333     OLIVERI,PAUL, ROSA                                                                            $390,000.00    N
  600126335     RAWLINS,CELIA                                                                                 $315,000.00    N
  600126341     SULLIVAN,PATRICK, FAYE                                                                        $305,000.00    N
  600126342     LEE,JOU,YAH                                                                                   $310,000.00    N
  600126344     MILLETT,ALMA,JOY                                                                              $350,000.00    N
  600126346     YACOUBIAN,ROBERT                                                                              $390,000.00    N
  600126351     FOLEY,MARK, DENISE                                                                            $427,000.00    N


 (vlegal.ace v1.4)                                                 Page   72
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126359     WOLF,LEE                   422 NORTH WINDSOR BOULEVA  LOS ANGELES        CA     90004      $228,834.25
  600126361     ZIESE/ALBANESE,GLORIA/LIN  9362 CANDLEWOOD DRIVE      HUNTINGTON BEAC    CA     92646      $235,853.31
  600126372     OSTENSEN,THOMAS            31851 VIA PUNTERO          SAN JUAN CAPIST    CA     92675      $282,810.12
  600126379     STOCK,RAYMOND,BIRDELL      9700 BROOKSHIRE AVENUE     DOWNEY             CA     90240      $331,771.52
  600126399     WILLIAMS,MARTY,DEBORAH     1621 5TH AVENUE NORTHWEST  GREAT FALLS        MT     59404       $47,969.39
  600126400     WILLIAMS,MARTY,DEBORAH     1625 5TH AVENUE NORTHWEST  GREAT FALLS        MT     59404       $47,969.39
  600126401     WILLIAMS,MARTY,DEBORAH     1613 5TH AVENUE NORTHWEST  GREAT FALLS        MT     59404       $47,969.39
  600126402     WILLIAMS,MARTY,DEBORAH     1617 5TH AVENUE NORTHWEST  GREAT FALLS        MT     59404       $47,969.39
  600126408     TING,STEPHEN               5025 SAND POINT PLACE NOR  SEATTLE            WA     98105      $327,796.13
  600126411     MILLAR/COX,JIM/CATHERINE   3724 SOUTHWEST IDA STREET  SEATTLE            WA     98126      $108,734.09
  600126420     BEAZLEY,AMY                904 RACINE STREET          BELLINGHAM         WA     98226      $291,808.99
  600126427     HILL/LAWSON,LELA/CAROLYN   1419 NORTHSIDE AVENUE #A   BERKELEY           CA     94702      $295,820.69
  600126430     GARIBAY,ARTURO,ROSEMARY    1181 DRIFTWOOD TERRACE     GILROY             CA     95020      $232,666.06
  600126432     RAD,NOSRAT                 237 RAMONA ROAD            DANVILLE           CA     94526      $279,816.84


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126359     WOLF,LEE                     7.625      .250    7.375     .0400     7.335     01/01/2028
  600126361     ZIESE/ALBANESE,GLORIA/LIN    8.375      .250    8.125     .0400     8.085     01/01/2028
  600126372     OSTENSEN,THOMAS              8.000      .250    7.750     .0400     7.710     01/01/2028
  600126379     STOCK,RAYMOND,BIRDELL        7.875      .250    7.625     .0400     7.585     01/01/2028
  600126399     WILLIAMS,MARTY,DEBORAH       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126400     WILLIAMS,MARTY,DEBORAH       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126401     WILLIAMS,MARTY,DEBORAH       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126402     WILLIAMS,MARTY,DEBORAH       8.250      .250    8.000     .0400     7.960     01/01/2028
  600126408     TING,STEPHEN                 8.375      .250    8.125     .0400     8.085     01/01/2028
  600126411     MILLAR/COX,JIM/CATHERINE     8.500      .250    8.250     .0400     8.210     01/01/2028
  600126420     BEAZLEY,AMY                  8.125      .250    7.875     .0400     7.835     01/01/2028
  600126427     HILL/LAWSON,LELA/CAROLYN     8.500      .250    8.250     .0400     8.210     01/01/2028
  600126430     GARIBAY,ARTURO,ROSEMARY      8.750      .250    8.500     .0400     8.460     01/01/2028
  600126432     RAD,NOSRAT                   8.125      .250    7.875     .0400     7.835     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126359     WOLF,LEE                   560395                     $1,620.85                  02/01/1998             360
  600126361     ZIESE/ALBANESE,GLORIA/LIN  560437                     $1,793.77                  02/01/1998             360
  600126372     OSTENSEN,THOMAS            560551                     $2,076.55                  02/01/1998             360
  600126379     STOCK,RAYMOND,BIRDELL      560888                     $2,407.23                  02/01/1998             360
  600126399     WILLIAMS,MARTY,DEBORAH     561009                       $360.61                  02/01/1998             360
  600126400     WILLIAMS,MARTY,DEBORAH     561010                       $360.61                  02/01/1998             360
  600126401     WILLIAMS,MARTY,DEBORAH     561011                       $360.61                  02/01/1998             360
  600126402     WILLIAMS,MARTY,DEBORAH     561012                       $360.61                  02/01/1998             360
  600126408     TING,STEPHEN               561093                     $2,493.04                  02/01/1998             360
  600126411     MILLAR/COX,JIM/CATHERINE   561098                       $836.58                  02/01/1998             360
  600126420     BEAZLEY,AMY                561228                     $2,168.09                  02/01/1998             360
  600126427     HILL/LAWSON,LELA/CAROLYN   562968                     $2,275.98                  02/01/1998             360
  600126430     GARIBAY,ARTURO,ROSEMARY    563009                     $1,831.44                  02/01/1998             360
  600126432     RAD,NOSRAT                 563036                     $2,078.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126359     WOLF,LEE                                                                                      $305,395.00    N
  600126361     ZIESE/ALBANESE,GLORIA/LIN                                                                     $295,000.00    N
  600126372     OSTENSEN,THOMAS                                                                               $370,000.00    N
  600126379     STOCK,RAYMOND,BIRDELL                                                                         $460,000.00    N
  600126399     WILLIAMS,MARTY,DEBORAH                                                                         $95,000.00    N
  600126400     WILLIAMS,MARTY,DEBORAH                                                                         $95,000.00    N
  600126401     WILLIAMS,MARTY,DEBORAH                                                                         $95,000.00    N
  600126402     WILLIAMS,MARTY,DEBORAH                                                                         $95,000.00    N
  600126408     TING,STEPHEN                                                                                  $410,000.00    N
  600126411     MILLAR/COX,JIM/CATHERINE                                                                      $136,000.00    N
  600126420     BEAZLEY,AMY                                                                                   $365,000.00    N
  600126427     HILL/LAWSON,LELA/CAROLYN                                                                      $370,000.00    N
  600126430     GARIBAY,ARTURO,ROSEMARY                                                                       $291,000.00    N
  600126432     RAD,NOSRAT                                                                                    $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   73
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126448     IMOBERSTEG/WEST,GLENN,KAT  1749 DUNE POINT WAY        DISCOVERY BAY      CA     94514      $256,627.69
  600126449     D'AMICO,JUAN,MARIA         855-859 ROLLINS ROAD       BURLINGAME         CA     94010      $293,797.68
  600126451     GAERTNER,FRANK             4465 OCEAN BOULEVARD       SAN DIEGO          CA     92109      $251,081.42
  600126455     YUEN,PATRICIA              1830 NORTH PECOS ROAD      LAS VEGAS          NV     89115       $69,209.11
  600126463     DE LA HOUSSAYE,PAUL        2540 & 2542 ALBATROSS STR  SAN DIEGO          CA     92101      $279,812.13
  600126474     WILDMAN,RICHARD            1733 NAUTILUS STREET       LA JOLLA           CA     92037      $291,804.08
  600126495     MCCABE/BROWN,J.KEN/MARY B  6645 CURLEW TERRACE        CARLSBAD           CA     92009      $295,796.29
  600126500     BORRACCHINI,GARY           6223 LAKEVIEW DR.          KIRKLAND           WA     98033      $239,729.90
  600126502     DURFEE,ROBERT, ELLEN       3851 S.W. 59TH AVENUE      DAVIE              FL     33314       $66,534.22
  600126508     MARTIN,BONAFACIO, MERC     1679 HOOD COURT            SANTA CLARA        CA     95051      $239,692.87
  600126512     SAMUELS,MARK,JESSE JILL    44 MAGNOLIA STREET         ASHEVILLE          NC     28801       $37,710.71
  600126663     DICRESCIO,DOMINIC          7093 ALBANY HIL            RIO RANCHO         NM     87124       $89,896.90
  600126668     JOHNSON,DANIEL             1819 9TH AVENUE            LONGMONT           CO     80501       $92,189.66
  600126672     GRAYSON,ALLEN              8300 KNOLLBROOK            CHARLOTTE          NC     28226      $112,359.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126448     IMOBERSTEG/WEST,GLENN,KAT    8.000      .250    7.750     .0400     7.710     01/01/2028
  600126449     D'AMICO,JUAN,MARIA           7.875      .250    7.625     .0400     7.585     01/01/2028
  600126451     GAERTNER,FRANK               8.000      .250    7.750     .0400     7.710     01/01/2028
  600126455     YUEN,PATRICIA                8.625      .250    8.375     .0400     8.335     01/01/2028
  600126463     DE LA HOUSSAYE,PAUL          8.000      .250    7.750     .0400     7.710     01/01/2028
  600126474     WILDMAN,RICHARD              8.000      .250    7.750     .0400     7.710     01/01/2028
  600126495     MCCABE/BROWN,J.KEN/MARY B    7.875      .250    7.625     .0400     7.585     01/01/2028
  600126500     BORRACCHINI,GARY             8.875      .250    8.625     .0400     8.585     12/01/2027
  600126502     DURFEE,ROBERT, ELLEN         9.500      .250    9.250     .0400     9.210     12/01/2027
  600126508     MARTIN,BONAFACIO, MERC       8.250      .250    8.000     .0400     7.960     12/01/2027
  600126512     SAMUELS,MARK,JESSE JILL      9.250      .250    9.000     .0400     8.960     12/01/2027
  600126663     DICRESCIO,DOMINIC            8.625      .250    8.375     .0500     8.325     01/01/2028
  600126668     JOHNSON,DANIEL               8.125      .250    7.875     .0500     7.825     01/01/2028
  600126672     GRAYSON,ALLEN                8.375      .250    8.125     .0500     8.075     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126448     IMOBERSTEG/WEST,GLENN,KAT  563372                     $1,884.31                  02/01/1998             360
  600126449     D'AMICO,JUAN,MARIA         563504                     $2,131.70                  02/01/1998             360
  600126451     GAERTNER,FRANK             565914                     $1,843.58                  02/01/1998             360
  600126455     YUEN,PATRICIA              565953                       $538.62         2        02/01/1998             360
  600126463     DE LA HOUSSAYE,PAUL        566024                     $2,054.54                  02/01/1998             360
  600126474     WILDMAN,RICHARD            566148                     $2,142.59                  02/01/1998             360
  600126495     MCCABE/BROWN,J.KEN/MARY B  566876                     $2,146.21                  02/01/1998             360
  600126500     BORRACCHINI,GARY           567953                     $1,909.55                  02/01/1998             360
  600126502     DURFEE,ROBERT, ELLEN       567959                       $560.01         7        02/01/1998             360
  600126508     MARTIN,BONAFACIO, MERC     567973                     $1,803.04                  02/01/1998             360
  600126512     SAMUELS,MARK,JESSE JILL    567985                       $310.56         7        02/01/1998             360
  600126663     DICRESCIO,DOMINIC          1187871                      $699.62         7        02/01/1998             360
  600126668     JOHNSON,DANIEL             1247576                      $684.95                  02/01/1998             360
  600126672     GRAYSON,ALLEN              1260462                      $855.08         7        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126448     IMOBERSTEG/WEST,GLENN,KAT                                                                     $321,000.00    N
  600126449     D'AMICO,JUAN,MARIA                                                                            $367,500.00    N
  600126451     GAERTNER,FRANK                                                                                $335,000.00    N
  600126455     YUEN,PATRICIA                                                                                  $72,900.00    N
  600126463     DE LA HOUSSAYE,PAUL                                                                           $350,000.00    N
  600126474     WILDMAN,RICHARD                                                                               $418,000.00    N
  600126495     MCCABE/BROWN,J.KEN/MARY B                                                                     $370,000.00    N
  600126500     BORRACCHINI,GARY                                                                              $300,000.00    N
  600126502     DURFEE,ROBERT, ELLEN                                                                           $74,000.00    N
  600126508     MARTIN,BONAFACIO, MERC                                                                        $300,000.00    N
  600126512     SAMUELS,MARK,JESSE JILL                                                                        $42,000.00    N
  600126663     DICRESCIO,DOMINIC           .00       .00       .00       .000        .250          .300       $99,990.00    N
  600126668     JOHNSON,DANIEL              .00       .00       .00       .000        .250          .300      $123,000.00    N
  600126672     GRAYSON,ALLEN               .00       .00       .00       .000        .250          .300      $125,000.00    N


 (vlegal.ace v1.4)                                                 Page   74
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126682     RUSSELL,STEVEN             3401 VRAIN STRE            DENVER             CO     80212      $102,682.78
  600126694     GARCIA,SALVADOR            3123-3125 WEST             DENVER             CO     80211       $72,908.94
  600126711     TOEDTE,LYNN                7665 EAST EASTM            DENVER             CO     80231       $38,976.37
  600126720     GAMBOA,MODESTO             2150 MORNINGSI             CARPENTERSVILLE    IL     60110       $44,170.35
  600126730     POTTINGER,MARK             2698 LAKE HARBI            MORROW             GA     30260       $56,575.23
  600126731     DANIEL,JERRY               312 WOOD RIDGE             PEACHTREE CITY     GA     30269       $84,045.03
  600126754     WALKER,LARRY               1917 WILLA WAY             DECATUR            GA     30032       $53,963.77
  600126763     SHIKOOHI,DAVID             135 BROOKS BRID            ALPHARETTA         GA     30022       $88,748.91
  600126789     PRICE,LOIS                 5284 CAMPBELTON            ATLANTA            GA     30331       $43,974.68
  600126798     NEAVES,MARIA               3106 TILLIE DRI            SAN ANTONIO        TX     78222       $31,480.92
  600126817     LLOYD, JAMES               43427 RIDGECRES            BIG BEAR LAKE      CA     92315      $259,123.85
  600126818     MIAH, HASSAN               4958 BRIDG                 SAN LUIS OBISPO    CA     93401      $649,505.40
  600126821     DELONG, CARY               473 COPPERSTONE            COPPELL            TX     75019      $240,063.85
  600126822     BRIGGS, ROBERT             1109 PASEO                 CHULA VISTA        CA     91910      $227,285.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126682     RUSSELL,STEVEN               8.125      .250    7.875     .0500     7.825     01/01/2028
  600126694     GARCIA,SALVADOR              8.375      .250    8.125     .0500     8.075     12/01/2027
  600126711     TOEDTE,LYNN                  8.500      .250    8.250     .0500     8.200     01/01/2028
  600126720     GAMBOA,MODESTO               8.000      .250    7.750     .0500     7.700     01/01/2028
  600126730     POTTINGER,MARK               8.125      .250    7.875     .0500     7.825     12/01/2027
  600126731     DANIEL,JERRY                 8.375      .250    8.125     .0500     8.075     12/01/2027
  600126754     WALKER,LARRY                 8.000      .250    7.750     .0500     7.700     01/01/2028
  600126763     SHIKOOHI,DAVID               8.750      .250    8.500     .0500     8.450     01/01/2028
  600126789     PRICE,LOIS                   8.750      .250    8.500     .0500     8.450     01/01/2028
  600126798     NEAVES,MARIA                 8.500      .250    8.250     .0500     8.200     01/01/2028
  600126817     LLOYD, JAMES                 8.000      .250    7.750     .0500     7.700     11/01/2027
  600126818     MIAH, HASSAN                 7.375      .250    7.125     .0500     7.075     01/01/2028
  600126821     DELONG, CARY                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600126822     BRIGGS, ROBERT               7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126682     RUSSELL,STEVEN             1270107                      $762.92                  02/01/1998             360
  600126694     GARCIA,SALVADOR            1276302                      $554.85                  02/01/1998             360
  600126711     TOEDTE,LYNN                1280544                      $299.88                  02/01/1998             360
  600126720     GAMBOA,MODESTO             1282938                      $324.32                  02/01/1998             360
  600126730     POTTINGER,MARK             1284744                      $421.00         7        02/01/1998             360
  600126731     DANIEL,JERRY               1284769                      $639.60         7        02/01/1998             360
  600126754     WALKER,LARRY               1288414                      $396.23                  02/01/1998             360
  600126763     SHIKOOHI,DAVID             1291202                      $698.59                  02/01/1998             360
  600126789     PRICE,LOIS                 1295989                      $346.15                  02/01/1998             360
  600126798     NEAVES,MARIA               1297894                      $242.21         2        02/01/1998             360
  600126817     LLOYD, JAMES               1062124                    $1,905.22         2        02/01/1998             360
  600126818     MIAH, HASSAN               1063304                    $4,489.39                  02/01/1998             360
  600126821     DELONG, CARY               1188010                    $1,743.43                  02/01/1998             360
  600126822     BRIGGS, ROBERT             1218205                    $1,650.26         2        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126682     RUSSELL,STEVEN              .00       .00       .00       .000        .250          .300      $137,000.00    N
  600126694     GARCIA,SALVADOR             .00       .00       .00       .000        .250          .300      $110,000.00    N
  600126711     TOEDTE,LYNN                 .00       .00       .00       .000        .250          .300       $52,000.00    N
  600126720     GAMBOA,MODESTO              .00       .00       .00       .000        .250          .300       $68,000.00    N
  600126730     POTTINGER,MARK              .00       .00       .00       .000        .250          .300       $63,000.00    N
  600126731     DANIEL,JERRY                .00       .00       .00       .000        .250          .300       $93,500.00    N
  600126754     WALKER,LARRY                .00       .00       .00       .000        .250          .300       $72,000.00    N
  600126763     SHIKOOHI,DAVID              .00       .00       .00       .000        .250          .300      $113,000.00    N
  600126789     PRICE,LOIS                  .00       .00       .00       .000        .250          .300       $74,000.00    N
  600126798     NEAVES,MARIA                .00       .00       .00       .000        .250          .300       $35,000.00    N
  600126817     LLOYD, JAMES                                                                                  $288,500.00    N
  600126818     MIAH, HASSAN                                                                                  $940,000.00    N
  600126821     DELONG, CARY                                                                                  $310,000.00    N
  600126822     BRIGGS, ROBERT                                                                                $253,900.00    N


 (vlegal.ace v1.4)                                                 Page   75
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126824     DELGADO, VINCENT           213 SOUTH POPLA            BREA               CA     92821      $256,963.88
  600126825     SITES, SCOTT               18115 PINE TRAI            LOS GATOS          CA     95033      $373,336.31
  600126827     GERBIE, S.                 231 NORTH EUCLI            OAK PARK           IL     60302      $494,281.19
  600126830     CLEMENS, RICHARD           696 PALISADES D            PACIFIC PALISAD    CA     90272      $315,552.50
  600126831     CANNAVA, ANDREW            7536 LOLINA LAN            LOS ANGELES        CA     90046      $472,615.78
  600126835     SIMON, RANDALL             6700 EAST 5TH A            DENVER             CO     80220      $259,417.49
  600126836     MEYROWITZ, BARRY           3980 MERIWEATHE            ALPHARETTA         GA     30202      $383,958.21
  600126837     MCMAUDE, MICHAEL           3637 GRANADA AV            UNIVERSITY PARK    TX     75205      $254,057.46
  600126838     MEGLIN, ALLEN              1912 ASHBROOK D            WILMINGTON         NC     28403      $499,254.21
  600126839     LEVINE, SAUL               2160 VIA MAR VA            DEL MAR            CA     92014      $499,273.92
  600126840     EATON, DAVID               1540 HILLSIDE D            GLENDALE           CA     91208      $254,829.41
  600126841     WALKER, ALBERT             10525 STANYAN S            ALPHARETTA         GA     30022      $330,730.97
  600126842     JUELS, CHRISTOPHER         16799 CALLE DE             LOS ANGELES        CA     90272      $599,565.74
  600126843     DALTON, GLENN              885 NORMA WAY              SANTA BARBARA      CA     93111      $286,603.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126824     DELGADO, VINCENT             7.625      .250    7.375     .0500     7.325     01/01/2028
  600126825     SITES, SCOTT                 7.750      .250    7.500     .0500     7.450     01/01/2028
  600126827     GERBIE, S.                   7.625      .250    7.375     .0500     7.325     12/01/2027
  600126830     CLEMENS, RICHARD             7.750      .250    7.500     .0500     7.450     12/01/2027
  600126831     CANNAVA, ANDREW              7.875      .250    7.625     .0500     7.575     11/01/2027
  600126835     SIMON, RANDALL               7.500      .250    7.250     .0500     7.200     11/01/2027
  600126836     MEYROWITZ, BARRY             7.500      .250    7.250     .0500     7.200     12/01/2027
  600126837     MCMAUDE, MICHAEL             8.000      .250    7.750     .0500     7.700     12/01/2027
  600126838     MEGLIN, ALLEN                7.500      .250    7.250     .0500     7.200     12/01/2027
  600126839     LEVINE, SAUL                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600126840     EATON, DAVID                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600126841     WALKER, ALBERT               7.750      .250    7.500     .0500     7.450     12/01/2027
  600126842     JUELS, CHRISTOPHER           7.625      .250    7.375     .0500     7.325     01/01/2028
  600126843     DALTON, GLENN                7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126824     DELGADO, VINCENT           1247196                    $1,820.09                  02/01/1998             360
  600126825     SITES, SCOTT               1252279                    $2,676.52                  02/01/1998             360
  600126827     GERBIE, S.                 1255165                    $3,503.58                  02/01/1998             360
  600126830     CLEMENS, RICHARD           1261130                    $2,263.86                  02/01/1998             360
  600126831     CANNAVA, ANDREW            1261718                    $3,433.93                  02/01/1998             360
  600126835     SIMON, RANDALL             1268747                    $1,817.96                  02/01/1998             360
  600126836     MEYROWITZ, BARRY           1270487                    $2,691.98                  02/01/1998             360
  600126837     MCMAUDE, MICHAEL           1270529                    $1,866.70                  02/01/1998             360
  600126838     MEGLIN, ALLEN              1272012                    $3,496.07                  02/01/1998             360
  600126839     LEVINE, SAUL               1272079                    $3,538.97                  02/01/1998             360
  600126840     EATON, DAVID               1272293                    $1,806.29                  02/01/1998             360
  600126841     WALKER, ALBERT             1277292                    $2,372.76                  02/01/1998             360
  600126842     JUELS, CHRISTOPHER         1278423                    $4,246.76                  02/01/1998             360
  600126843     DALTON, GLENN              1278597                    $2,080.95                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126824     DELGADO, VINCENT                                                                              $321,500.00    N
  600126825     SITES, SCOTT                                                                                  $467,000.00    N
  600126827     GERBIE, S.                                                                                    $800,000.00    N
  600126830     CLEMENS, RICHARD                                                                              $570,000.00    N
  600126831     CANNAVA, ANDREW                                                                               $592,000.00    N
  600126835     SIMON, RANDALL                                                                                $325,000.00    N
  600126836     MEYROWITZ, BARRY                                                                              $850,000.00    N
  600126837     MCMAUDE, MICHAEL                                                                              $318,000.00    N
  600126838     MEGLIN, ALLEN                                                                                 $630,000.00    N
  600126839     LEVINE, SAUL                                                                                  $800,000.00    N
  600126840     EATON, DAVID                                                                                  $319,000.00    N
  600126841     WALKER, ALBERT                                                                                $418,000.00    N
  600126842     JUELS, CHRISTOPHER                                                                            $750,000.00    N
  600126843     DALTON, GLENN                                                                                 $410,000.00    N


 (vlegal.ace v1.4)                                                 Page   76
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126846     SEEBERGER, JOHN            5 MULE DEER TRA            LITTLETON          CO     80127      $399,447.63
  600126847     DICKERSON, ALFRED          401 LA CIMA ROA            SOQUEL             CA     95073      $599,576.53
  600126848     LOTT, JR., WILLIE          35 EL ALAMO COU            DANVILLE           CA     94526      $749,496.77
  600126850     CHAPMAN, III, JOHN         3155 SHORELINE             CLEARWATER         FL     34620      $245,413.12
  600126851     BRYANT III, JACK           925 BISHOPSWOOD            ALPHARETTA         GA     30022      $249,809.77
  600126853     KALLEN, NORMAN             4614 RUBIO AVEN            ENCINO             CA     91436      $479,643.77
  600126854     MOODY, JOHN                1495 CALZADA AV            SANTA YNEZ         CA     93460      $235,824.85
  600126856     WEINSTEIN, BRUCE           55 WING MILL RO            ATLANTA            GA     30350      $309,775.63
  600126857     HORN, GARY                 3236 MILTON STR            UNIVERSITY PARK    TX     75205      $309,981.07
  600126859     TURNER, RONALD             1803 WYNTHROP M            MARIETTA           GA     30064      $294,781.07
  600126860     BOWLING, ANNA              730 ELM STREET             DENVER             CO     80220      $318,863.19
  600126865     FOSTER, KENT               5015 REGENCY DR            ROCKLIN            CA     95677      $261,315.43
  600126866     BADDIN, NEAL               2251 MARAVILLA             LOS ANGELES        CA     90068      $412,400.00
  600126869     STONEBREAKER, ROBERT       1289 BIRMINGHAM            ENCINITAS          CA     92024      $329,532.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126846     SEEBERGER, JOHN              7.875      .250    7.625     .0500     7.575     12/01/2027
  600126847     DICKERSON, ALFRED            7.750      .250    7.500     .0500     7.450     01/01/2028
  600126848     LOTT, JR., WILLIE            8.000      .250    7.750     .0500     7.700     01/01/2028
  600126850     CHAPMAN, III, JOHN           7.375      .250    7.125     .0500     7.075     01/01/2028
  600126851     BRYANT III, JACK             7.375      .250    7.125     .0500     7.075     01/01/2028
  600126853     KALLEN, NORMAN               7.500      .250    7.250     .0500     7.200     01/01/2028
  600126854     MOODY, JOHN                  7.500      .250    7.250     .0500     7.200     01/01/2028
  600126856     WEINSTEIN, BRUCE             7.625      .250    7.375     .0500     7.325     01/01/2028
  600126857     HORN, GARY                   7.750      .250    7.500     .0500     7.450     01/01/2028
  600126859     TURNER, RONALD               7.500      .250    7.250     .0500     7.200     01/01/2028
  600126860     BOWLING, ANNA                7.500      .250    7.250     .0500     7.200     01/01/2028
  600126865     FOSTER, KENT                 7.750      .250    7.500     .0500     7.450     01/01/2028
  600126866     BADDIN, NEAL                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600126869     STONEBREAKER, ROBERT         7.750      .250    7.500     .0500     7.450     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126846     SEEBERGER, JOHN            1280585                    $2,900.28                  02/01/1998             360
  600126847     DICKERSON, ALFRED          1281989                    $4,298.47                  02/01/1998             360
  600126848     LOTT, JR., WILLIE          1282649                    $5,503.23                  02/01/1998             360
  600126850     CHAPMAN, III, JOHN         1287515                    $1,696.30                  02/01/1998             360
  600126851     BRYANT III, JACK           1287630                    $1,726.69                  02/01/1998             360
  600126853     KALLEN, NORMAN             1288174                    $3,356.23                  02/01/1998             360
  600126854     MOODY, JOHN                1292184                    $1,650.15                  02/01/1998             360
  600126856     WEINSTEIN, BRUCE           1292549                    $2,194.16                  02/01/1998             360
  600126857     HORN, GARY                 1292572                    $2,222.31                  02/01/1998             360
  600126859     TURNER, RONALD             1295864                    $2,062.68                  02/01/1998             360
  600126860     BOWLING, ANNA              1296300                    $2,231.19                  02/01/1998             360
  600126865     FOSTER, KENT               1306802                    $1,873.42         2        02/01/1998             360
  600126866     BADDIN, NEAL               1310119                    $2,848.34                  02/01/1998             360
  600126869     STONEBREAKER, ROBERT       1237841                    $2,364.16                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126846     SEEBERGER, JOHN                                                                               $510,000.00    N
  600126847     DICKERSON, ALFRED                                                                             $750,000.00    N
  600126848     LOTT, JR., WILLIE                                                                           $1,155,000.00    N
  600126850     CHAPMAN, III, JOHN                                                                            $307,000.00    N
  600126851     BRYANT III, JACK                                                                              $430,000.00    N
  600126853     KALLEN, NORMAN                                                                                $715,000.00    N
  600126854     MOODY, JOHN                                                                                   $295,000.00    N
  600126856     WEINSTEIN, BRUCE                                                                              $550,000.00    N
  600126857     HORN, GARY                                                                                    $389,000.00    N
  600126859     TURNER, RONALD                                                                                $390,000.00    N
  600126860     BOWLING, ANNA                                                                                 $414,000.00    N
  600126865     FOSTER, KENT                                                                                  $295,000.00    N
  600126866     BADDIN, NEAL                                                                                  $515,500.00    N
  600126869     STONEBREAKER, ROBERT                                                                          $430,000.00    N


 (vlegal.ace v1.4)                                                 Page   77
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126871     MANULIS, JOHN              1760 NICHOLS CA            LOS ANGELES        CA     90046      $379,229.95
  600126875     NELSON, CHRISTOPHER        7872 MEADOWBROO            PLEASANTON         CA     94588      $299,798.71
  600126876     PEERY III, JOHN            942-946 PEPPER             EL SEGUNDO         CA     90245      $239,335.18
  600126878     RATZAN, MICHAEL            0209 SOUTH HARR            BRECKENRIDGE       CO     80424      $266,080.22
  600126879     KITRILAKIS, STELIO         1450 SANCHEZ ST            SAN FRANCISCO      CA     94131      $443,709.56
  600126880     ZINK, ROBERT               1324 MOKELUMNE             ANTIOCH            CA     94509      $265,407.77
  600126881     TAYLOR, GREGORY            720 MARSOLAN AV            SOLANA BEACH       CA     92075      $484,657.69
  600126882     THEODORES, THOMAS          4366 CESAR CHAV            SAN FRANCISCO      CA     94131      $309,797.22
  600126883     GOODFELLOW, ALEXANDER      409 1ST STREET             CORONADO           CA     92118      $490,803.96
  600126884     BRODIE, WILLIAM            6035 CIELO VIST            CAMARILLO          CA     93012      $322,553.98
  600126885     CHAN, PETER                128 POTOMAC DRI            LOS GATOS          CA     95032      $375,929.85
  600126886     WANDERER, JAMES            222 WALTER HAYS            PALO ALTO          CA     94303      $296,568.71
  600126888     CHUA, DESMOND              1211 RIBBON STR            FOSTER CITY        CA     94404      $299,575.15
  600126889     WHALEN, ROGER              1707 EAST VALLE            SANTA BARBARA      CA     93108      $549,621.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126871     MANULIS, JOHN                8.000      .250    7.750     .0500     7.700     11/01/2027
  600126875     NELSON, CHRISTOPHER          8.000      .250    7.750     .0500     7.700     01/01/2028
  600126876     PEERY III, JOHN              7.875      .250    7.625     .0500     7.575     01/01/2028
  600126878     RATZAN, MICHAEL              8.250      .250    8.000     .0500     7.950     01/01/2028
  600126879     KITRILAKIS, STELIO           8.125      .250    7.875     .0500     7.825     01/01/2028
  600126880     ZINK, ROBERT                 7.625      .250    7.375     .0500     7.325     01/01/2028
  600126881     TAYLOR, GREGORY              7.750      .250    7.500     .0500     7.450     01/01/2028
  600126882     THEODORES, THOMAS            8.125      .250    7.875     .0500     7.825     01/01/2028
  600126883     GOODFELLOW, ALEXANDER        7.750      .250    7.500     .0500     7.450     12/01/2027
  600126884     BRODIE, WILLIAM              7.875      .250    7.625     .0500     7.575     12/01/2027
  600126885     CHAN, PETER                  7.625      .250    7.375     .0500     7.325     12/01/2027
  600126886     WANDERER, JAMES              7.625      .250    7.375     .0500     7.325     12/01/2027
  600126888     CHUA, DESMOND                7.750      .250    7.500     .0500     7.450     12/01/2027
  600126889     WHALEN, ROGER                7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126871     MANULIS, JOHN              1255934                    $2,788.31                  02/01/1998             360
  600126875     NELSON, CHRISTOPHER        1266113                    $2,201.29                  02/01/1998             360
  600126876     PEERY III, JOHN            1267350                    $1,736.54                  02/01/1998             360
  600126878     RATZAN, MICHAEL            1269455                    $2,000.25                  02/01/1998             360
  600126879     KITRILAKIS, STELIO         1269505                    $3,296.69                  02/01/1998             360
  600126880     ZINK, ROBERT               1270909                    $1,879.90                  02/01/1998             360
  600126881     TAYLOR, GREGORY            1273051                    $3,474.60                  02/01/1998             360
  600126882     THEODORES, THOMAS          1273325                    $2,301.74                  02/01/1998             360
  600126883     GOODFELLOW, ALEXANDER      1274141                    $3,521.17                  02/01/1998             360
  600126884     BRODIE, WILLIAM            1274638                    $2,341.97                  02/01/1998             360
  600126885     CHAN, PETER                1274778                    $2,686.08                  02/01/1998             360
  600126886     WANDERER, JAMES            1274828                    $2,102.15                  02/01/1998             360
  600126888     CHUA, DESMOND              1275122                    $2,149.24                  02/01/1998             360
  600126889     WHALEN, ROGER              1275221                    $3,987.88                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126871     MANULIS, JOHN                                                                                 $520,000.00    N
  600126875     NELSON, CHRISTOPHER                                                                           $410,000.00    N
  600126876     PEERY III, JOHN                                                                               $325,000.00    N
  600126878     RATZAN, MICHAEL                                                                               $355,000.00    N
  600126879     KITRILAKIS, STELIO                                                                            $555,000.00    N
  600126880     ZINK, ROBERT                                                                                  $332,500.00    N
  600126881     TAYLOR, GREGORY                                                                               $615,000.00    N
  600126882     THEODORES, THOMAS                                                                             $539,000.00    N
  600126883     GOODFELLOW, ALEXANDER                                                                         $925,000.00    N
  600126884     BRODIE, WILLIAM                                                                               $505,000.00    N
  600126885     CHAN, PETER                                                                                   $500,000.00    N
  600126886     WANDERER, JAMES                                                                               $620,000.00    N
  600126888     CHUA, DESMOND                                                                                 $495,000.00    N
  600126889     WHALEN, ROGER                                                                               $1,250,000.00    N


 (vlegal.ace v1.4)                                                 Page   78
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126890     FINKLE, WILLIAM            10490 HOLMAN AV            LOS ANGELES        CA     90064      $391,730.23
  600126891     INGRAM, DAVID              3564 BAYSIDE WA            SAN DIEGO          CA     92109      $599,171.45
  600126892     TODD, BLAKE                1660 EL VERANO             THOUSAND OAKS      CA     91362      $359,700.00
  600126893     GILBERT, BARTON            752 SOUTH POND             LAFAYETTE          CA     94529      $317,769.85
  600126894     REINDL, TRACY              2140 STEWART AV            WALNUT CREEK       CA     94596      $279,825.97
  600126895     LOVE, DAVID                16535 VIA DE SA            RANCHO SANTA FE    CA     92067      $572,987.43
  600126896     LEVY, NICHOLAS             778 RAMONA PLAC            SOLANA BEACH       CA     92075      $549,221.12
  600126898     DAVIS, RITA                1623 2ND STREET            MANHATTAN BEACH    CA     90266      $317,582.56
  600126899     WALLIN, EDWARD             20202 ROGERS DR            ORANGE             CA     92869      $379,461.86
  600126901     HITT, GORDON               809 TYBURN ROAD            PALOS VERDES       CA     90274      $419,710.96
  600126903     GIBELLO, MARK              14929 ALVA DRIV            PACIFIC PALISAD    CA     90272      $467,677.93
  600126904     HAMILTON, THOMAS           9130 COUNTY ROA            DURANGO            CO     81301      $254,224.92
  600126907     HALPERIN, JOHN             3100 FRYMAN ROA            STUDIO CITY        CA     91604      $599,565.74
  600126909     ROSE, STEVEN               3207 AVENIDA RE            ESCONDIDO          CA     92029      $259,321.41


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126890     FINKLE, WILLIAM              7.875      .250    7.625     .0500     7.575     01/01/2028
  600126891     INGRAM, DAVID                7.875      .250    7.625     .0500     7.575     12/01/2027
  600126892     TODD, BLAKE                  8.000      .250    7.750     .0500     7.700     01/01/2028
  600126893     GILBERT, BARTON              7.625      .250    7.375     .0500     7.325     01/01/2028
  600126894     REINDL, TRACY                8.375      .250    8.125     .0500     8.075     01/01/2028
  600126895     LOVE, DAVID                  7.750      .250    7.500     .0500     7.450     12/01/2027
  600126896     LEVY, NICHOLAS               7.750      .250    7.500     .0500     7.450     12/01/2027
  600126898     DAVIS, RITA                  8.125      .250    7.875     .0500     7.825     12/01/2027
  600126899     WALLIN, EDWARD               7.750      .250    7.500     .0500     7.450     12/01/2027
  600126901     HITT, GORDON                 7.875      .250    7.625     .0500     7.575     01/01/2028
  600126903     GIBELLO, MARK                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126904     HAMILTON, THOMAS             7.875      .250    7.625     .0500     7.575     01/01/2028
  600126907     HALPERIN, JOHN               7.625      .250    7.375     .0500     7.325     01/01/2028
  600126909     ROSE, STEVEN                 7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126890     FINKLE, WILLIAM            1275288                    $2,842.27                  02/01/1998             360
  600126891     INGRAM, DAVID              1276237                    $4,350.42                  02/01/1998             360
  600126892     TODD, BLAKE                1276617                    $2,641.55                  02/01/1998             360
  600126893     GILBERT, BARTON            1276666                    $2,250.78                  02/01/1998             360
  600126894     REINDL, TRACY              1277524                    $2,128.20                  02/01/1998             360
  600126895     LOVE, DAVID                1277821                    $4,110.77                  02/01/1998             360
  600126896     LEVY, NICHOLAS             1277862                    $3,940.27                  02/01/1998             360
  600126898     DAVIS, RITA                1279587                    $2,361.14                  02/01/1998             360
  600126899     WALLIN, EDWARD             1279694                    $2,722.37                  02/01/1998             360
  600126901     HITT, GORDON               1280429                    $3,045.29                  02/01/1998             360
  600126903     GIBELLO, MARK              1281138                    $3,393.32                  02/01/1998             360
  600126904     HAMILTON, THOMAS           1281195                    $1,844.58                  02/01/1998             360
  600126907     HALPERIN, JOHN             1282813                    $4,246.76                  02/01/1998             360
  600126909     ROSE, STEVEN               1283159                    $1,881.56                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126890     FINKLE, WILLIAM                                                                               $490,000.00    N
  600126891     INGRAM, DAVID                                                                                 $750,000.00    N
  600126892     TODD, BLAKE                                                                                   $450,000.00    N
  600126893     GILBERT, BARTON                                                                               $418,000.00    N
  600126894     REINDL, TRACY                                                                                 $350,000.00    N
  600126895     LOVE, DAVID                                                                                   $950,000.00    N
  600126896     LEVY, NICHOLAS                                                                                $730,000.00    N
  600126898     DAVIS, RITA                                                                                   $470,000.00    N
  600126899     WALLIN, EDWARD                                                                                $475,000.00    N
  600126901     HITT, GORDON                                                                                  $525,000.00    N
  600126903     GIBELLO, MARK                                                                               $1,700,000.00    N
  600126904     HAMILTON, THOMAS                                                                              $318,000.00    N
  600126907     HALPERIN, JOHN                                                                                $750,000.00    N
  600126909     ROSE, STEVEN                                                                                  $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   79
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126910     ROTHER, JAMES              1309 SEA VILLAG            CARDIFF            CA     92007      $229,342.06
  600126911     PICKETT, JAMES             20671 PAISLEY L            HUNTINGTON BEAC    CA     92646      $311,774.18
  600126912     CUMMINGS, MICHAEL          130 EAGLE STREE            SAN FRANCISCO      CA     94114      $369,745.37
  600126913     BLODGETT, DENNIS           357 LA CASA VIA            WALNUT CREEK       CA     94595      $647,542.65
  600126914     DEBRINCAT, RAYMOND         4223 KESSLER RI            MARIETTA           GA     30062      $323,043.87
  600126915     LANE, EDWARD               15 EAST COUNTRY            PHOENIX            AZ     85014      $315,782.53
  600126916     GARGANO, DAVID             24771 CUTTER               LAGUNA NIGUEL      CA     92677      $231,848.24
  600126917     JONES, MICHAEL             4385 SOUTH MEAD            BOULDER            CO     80301      $284,103.15
  600126918     MESMER, SARAH              4775 SOUTH PLUM            SEDALIA            CO     80135      $262,319.35
  600126919     JENG, YOENG-HUIE           1065 AMARILLO A            PALO ALTO          CA     94303      $261,832.93
  600126920     JENSKY II, WALLACE         3094 RIKKARD DR            THOUSAND OAKS      CA     91362      $266,302.22
  600126922     COTA, JULIETTE             1926 PARK STREE            HUNTINGTON BEAC    CA     92648      $393,742.27
  600126923     WOODY, KARLA               263 VIA VILLENA            ENCINITAS          CA     92024      $273,579.85
  600126924     LAKHA, DIPEN               9242 NAGLE AVEN            MORTON GROVE       IL     60053      $299,803.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126910     ROTHER, JAMES                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126911     PICKETT, JAMES               7.625      .250    7.375     .0500     7.325     01/01/2028
  600126912     CUMMINGS, MICHAEL            7.875      .250    7.625     .0500     7.575     01/01/2028
  600126913     BLODGETT, DENNIS             7.750      .250    7.500     .0500     7.450     01/01/2028
  600126914     DEBRINCAT, RAYMOND           8.250      .250    8.000     .0500     7.950     01/01/2028
  600126915     LANE, EDWARD                 7.875      .250    7.625     .0500     7.575     01/01/2028
  600126916     GARGANO, DAVID               8.125      .250    7.875     .0500     7.825     01/01/2028
  600126917     JONES, MICHAEL               7.875      .250    7.625     .0500     7.575     12/01/2027
  600126918     MESMER, SARAH                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126919     JENG, YOENG-HUIE             8.250      .250    8.000     .0500     7.950     01/01/2028
  600126920     JENSKY II, WALLACE           7.500      .250    7.250     .0500     7.200     01/01/2028
  600126922     COTA, JULIETTE               8.125      .250    7.875     .0500     7.825     01/01/2028
  600126923     WOODY, KARLA                 8.375      .250    8.125     .0500     8.075     01/01/2028
  600126924     LAKHA, DIPEN                 8.125      .250    7.875     .0500     7.825     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126910     ROTHER, JAMES              1283365                    $1,664.03                  02/01/1998             360
  600126911     PICKETT, JAMES             1284488                    $2,208.32                  02/01/1998             360
  600126912     CUMMINGS, MICHAEL          1285048                    $2,682.76                  02/01/1998             360
  600126913     BLODGETT, DENNIS           1285295                    $4,642.35                  02/01/1998             360
  600126914     DEBRINCAT, RAYMOND         1286624                    $2,428.47                  02/01/1998             360
  600126915     LANE, EDWARD               1286723                    $2,291.22                  02/01/1998             360
  600126916     GARGANO, DAVID             1287788                    $1,722.59                  02/01/1998             360
  600126917     JONES, MICHAEL             1287804                    $2,066.45                  02/01/1998             360
  600126918     MESMER, SARAH              1288281                    $1,903.31                  02/01/1998             360
  600126919     JENG, YOENG-HUIE           1288364                    $1,968.32                  02/01/1998             360
  600126920     JENSKY II, WALLACE         1290022                    $1,863.41                  02/01/1998             360
  600126922     COTA, JULIETTE             1290535                    $2,925.44                  02/01/1998             360
  600126923     WOODY, KARLA               1291178                    $2,080.70                  02/01/1998             360
  600126924     LAKHA, DIPEN               1291558                    $2,227.49                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126910     ROTHER, JAMES                                                                                 $354,500.00    N
  600126911     PICKETT, JAMES                                                                                $390,000.00    N
  600126912     CUMMINGS, MICHAEL                                                                             $490,500.00    N
  600126913     BLODGETT, DENNIS                                                                              $875,000.00    N
  600126914     DEBRINCAT, RAYMOND                                                                            $435,000.00    N
  600126915     LANE, EDWARD                                                                                  $465,000.00    N
  600126916     GARGANO, DAVID                                                                                $290,000.00    N
  600126917     JONES, MICHAEL                                                                                $415,000.00    N
  600126918     MESMER, SARAH                                                                                 $350,000.00    N
  600126919     JENG, YOENG-HUIE                                                                              $470,000.00    N
  600126920     JENSKY II, WALLACE                                                                            $410,000.00    N
  600126922     COTA, JULIETTE                                                                                $495,000.00    N
  600126923     WOODY, KARLA                                                                                  $366,000.00    N
  600126924     LAKHA, DIPEN                                                                                  $432,000.00    N


 (vlegal.ace v1.4)                                                 Page   80
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126927     TOROKVEI, P.               4129 KNOBHILL D            SHERMAN OAKS       CA     91403      $329,367.38
  600126929     LYNCH, KELLY               2800 MCBAIN STR            REDONDO BEACH      CA     90278      $279,312.46
  600126930     SURPRENANT, KENNETH        426 WILLOW COUR            STEAMBOAT SPRIN    CO     80477      $257,322.79
  600126931     DEL TORO JR., JOSE         1565 N. JOHNSTO            FULLERTON          CA     92835      $279,807.31
  600126933     KORNBLUTH, PETER           15 NORTH ALISOS            SANTA BARBARA      CA     93103      $263,831.66
  600126934     VAN HORN, DEBORAH          720 GLENRIDGE C            ATLANTA            GA     30328      $230,637.10
  600126935     BASSETT, IV, HENRY         970 BUCKHORN EA            ATLANTA            GA     30350      $255,819.31
  600126936     SHIH, CHIH-CHING           2961 MORENO AVE            PLEASANTON         CA     94588      $240,829.91
  600126937     MORADI, GHASEM             14064 NONA LANE            WHITTIER           CA     90602      $299,788.26
  600126939     BOGER, SR., RICHARD        700 COTTONFIELD            ALPHARETTA         GA     30202      $317,037.13
  600129410     MCCALLISTER,ROSS           5432 E PRESIDIO RD         TUCSON             AZ     85712      $257,000.00
  600129411     ULIGIAN,JEFFERY            1302 ISLEWORTH DR          LOUISVILLE         KY     40245      $272,000.00
  600129412     ROBERTS,COREY              7610 WARREN POINT LN       HUDSON             OH     44236      $325,000.00
  600129413     ALLEN,MELVIN               132 DEERFORD DR            LANCASTER          PA     17601      $241,300.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126927     TOROKVEI, P.                 7.750      .250    7.500     .0500     7.450     01/01/2028
  600126929     LYNCH, KELLY                 8.000      .250    7.750     .0500     7.700     01/01/2028
  600126930     SURPRENANT, KENNETH          7.875      .250    7.625     .0500     7.575     01/01/2028
  600126931     DEL TORO JR., JOSE           7.875      .250    7.625     .0500     7.575     01/01/2028
  600126933     KORNBLUTH, PETER             8.250      .250    8.000     .0500     7.950     01/01/2028
  600126934     VAN HORN, DEBORAH            7.750      .250    7.500     .0500     7.450     01/01/2028
  600126935     BASSETT, IV, HENRY           7.750      .250    7.500     .0500     7.450     01/01/2028
  600126936     SHIH, CHIH-CHING             7.750      .250    7.500     .0500     7.450     01/01/2028
  600126937     MORADI, GHASEM               7.750      .250    7.500     .0500     7.450     01/01/2028
  600126939     BOGER, SR., RICHARD          8.000      .250    7.750     .0500     7.700     01/01/2028
  600129410     MCCALLISTER,ROSS             7.375      .250    7.125     .0500     7.075     02/01/2028
  600129411     ULIGIAN,JEFFERY              7.625      .250    7.375     .0500     7.325     02/01/2028
  600129412     ROBERTS,COREY                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129413     ALLEN,MELVIN                 8.000      .250    7.750     .0500     7.700     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126927     TOROKVEI, P.               1293349                    $2,361.29                  02/01/1998             360
  600126929     LYNCH, KELLY               1294172                    $2,050.87                  02/01/1998             360
  600126930     SURPRENANT, KENNETH        1294735                    $1,867.05                  02/01/1998             360
  600126931     DEL TORO JR., JOSE         1296250                    $2,030.19                  02/01/1998             360
  600126933     KORNBLUTH, PETER           1296458                    $1,983.34                  02/01/1998             360
  600126934     VAN HORN, DEBORAH          1297597                    $1,653.48                  02/01/1998             360
  600126935     BASSETT, IV, HENRY         1298389                    $1,834.02                  02/01/1998             360
  600126936     SHIH, CHIH-CHING           1300102                    $1,726.55                  02/01/1998             360
  600126937     MORADI, GHASEM             1301373                    $2,149.24                  02/01/1998             360
  600126939     BOGER, SR., RICHARD        1302884                    $2,327.87                  02/01/1998             360
  600129410     MCCALLISTER,ROSS           951130                     $1,775.04        14        02/01/1998             360
  600129411     ULIGIAN,JEFFERY            951172                     $1,925.20                  02/01/1998             360
  600129412     ROBERTS,COREY              951629                     $2,272.45                  02/01/1998             360
  600129413     ALLEN,MELVIN               953309                     $1,770.57        14        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126927     TOROKVEI, P.                                                                                  $412,000.00    N
  600126929     LYNCH, KELLY                                                                                  $353,000.00    N
  600126930     SURPRENANT, KENNETH                                                                           $327,500.00    N
  600126931     DEL TORO JR., JOSE                                                                            $360,000.00    N
  600126933     KORNBLUTH, PETER                                                                              $330,000.00    N
  600126934     VAN HORN, DEBORAH                                                                             $289,000.00    N
  600126935     BASSETT, IV, HENRY                                                                            $324,000.00    N
  600126936     SHIH, CHIH-CHING                                                                              $345,000.00    N
  600126937     MORADI, GHASEM                                                                                $376,000.00    N
  600126939     BOGER, SR., RICHARD                                                                           $398,000.00    N
  600129410     MCCALLISTER,ROSS                                                                              $300,000.00    N
  600129411     ULIGIAN,JEFFERY                                                                               $341,500.00    N
  600129412     ROBERTS,COREY                                                                               $4,500,000.00    N
  600129413     ALLEN,MELVIN                                                                                  $254,000.00    N


 (vlegal.ace v1.4)                                                 Page   81
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129414     CARRINGTON,TAZEWELL        303 HILLWOOD  AVE          RICHMOND           VA     23226      $268,000.00
  600129416     MCGEE,PAUL                 15815 HECKSCHER DR         HUNTERSVILLE       NC     28078      $258,812.54
  600129417     DANIELS,JEFFREY            2726 53RD AVE SW           SEATTLE            WA     98116      $231,000.00
  600129418     BAKER,RONNIE               243 WESTFIELD WAY          PEWAUKEE           WI     53072      $235,333.79
  600129419     MOORE,THOMAS               7 TAMARADE DR              LITTLETON          CO     80127      $588,750.00
  600129420     CISLER,RON                 N50 W17229 CHESTNUT RD     MENOMONEE FALLS    WI     53051      $240,834.14
  600129422     CONNOR,THOMAS              1385 OVERLOOK CIR          BROOKFIELD         WI     53045      $268,000.00
  600129423     LIEFBROER,DONALD           16929 60TH ST              BRISTOL            WI     53104      $241,612.35
  600129424     GLENN,KEVIN                2416 LITCHFIELD CT         NAPERVILLE         IL     60565      $265,000.00
  600129425     LEVINSON,ROBERT            38 DOVER RD                DOVER              MA     02030      $232,500.00
  600129426     KEITH,FRED                 20851 YORKSHIRE            KILDEER            IL     60047      $372,000.00
  600129427     BELTON,DAVID               62 ASHCROFT RD             SHARON             MA     02067      $288,000.00
  600129428     MURDOCK,ERIC               1008 SHADY VALLEY PL       ATLANTA            GA     30324      $232,200.00
  600129429     PHU,PHILLIP                76 MAYNARD FARM RD         SUDBURY            MA     01776      $273,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129414     CARRINGTON,TAZEWELL          7.250      .250    7.000     .0500     6.950     02/01/2018
  600129416     MCGEE,PAUL                   7.625      .250    7.375     .0500     7.325     01/01/2028
  600129417     DANIELS,JEFFREY              7.250      .250    7.000     .0500     6.950     02/01/2028
  600129418     BAKER,RONNIE                 7.750      .250    7.500     .0500     7.450     01/01/2028
  600129419     MOORE,THOMAS                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600129420     CISLER,RON                   7.875      .250    7.625     .0500     7.575     01/01/2028
  600129422     CONNOR,THOMAS                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129423     LIEFBROER,DONALD             7.750      .250    7.500     .0500     7.450     01/01/2028
  600129424     GLENN,KEVIN                  7.750      .250    7.500     .0500     7.450     02/01/2028
  600129425     LEVINSON,ROBERT              7.750      .250    7.500     .0500     7.450     02/01/2028
  600129426     KEITH,FRED                   7.625      .250    7.375     .0500     7.325     02/01/2028
  600129427     BELTON,DAVID                 7.750      .250    7.500     .0500     7.450     02/01/2028
  600129428     MURDOCK,ERIC                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129429     PHU,PHILLIP                  7.750      .250    7.500     .0500     7.450     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129414     CARRINGTON,TAZEWELL        954112                     $2,118.21                  02/01/1998             240
  600129416     MCGEE,PAUL                 954728                     $1,833.19         2        02/01/1998             360
  600129417     DANIELS,JEFFREY            955333                     $1,575.83                  02/01/1998             360
  600129418     BAKER,RONNIE               955696                     $1,687.15        19        02/01/1998             360
  600129419     MOORE,THOMAS               955953                     $4,167.14                  02/01/1998             360
  600129420     CISLER,RON                 955981                     $1,747.42                  02/01/1998             360
  600129422     CONNOR,THOMAS              956474                     $1,873.90                  02/01/1998             360
  600129423     LIEFBROER,DONALD           956868                     $1,733.72        12        02/01/1998             360
  600129424     GLENN,KEVIN                956999                     $1,898.50                  02/01/1998             360
  600129425     LEVINSON,ROBERT            957019                     $1,665.66                  02/01/1998             360
  600129426     KEITH,FRED                 957053                     $2,633.00                  02/01/1998             360
  600129427     BELTON,DAVID               957070                     $2,063.27                  02/01/1998             360
  600129428     MURDOCK,ERIC               957181                     $1,603.75        12        02/01/1998             360
  600129429     PHU,PHILLIP                957413                     $1,955.81                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129414     CARRINGTON,TAZEWELL                                                                           $335,000.00    N
  600129416     MCGEE,PAUL                                                                                    $287,953.00    N
  600129417     DANIELS,JEFFREY                                                                               $318,000.00    N
  600129418     BAKER,RONNIE                                                                                  $267,000.00    N
  600129419     MOORE,THOMAS                                                                                  $795,000.00    N
  600129420     CISLER,RON                                                                                    $306,000.00    N
  600129422     CONNOR,THOMAS                                                                                 $342,000.00    N
  600129423     LIEFBROER,DONALD                                                                              $296,000.00    N
  600129424     GLENN,KEVIN                                                                                   $332,000.00    N
  600129425     LEVINSON,ROBERT                                                                               $314,000.00    N
  600129426     KEITH,FRED                                                                                    $467,000.00    N
  600129427     BELTON,DAVID                                                                                  $361,000.00    N
  600129428     MURDOCK,ERIC                                                                                  $258,000.00    N
  600129429     PHU,PHILLIP                                                                                   $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   82
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129430     TRIPP,GLENN                1310 RAINIER ST            STEILACOOM         WA     98388      $245,000.00
  600129431     BEEMAN,GRANT               5991 S HIGH CT             LITTLETON          CO     80121      $258,000.00
  600129432     HAUGEN,MICHAEL             11700 N LANTERN LN         MEQUON             WI     53092      $261,800.00
  600129433     ANASTASSATOS,EFTHIMIOS     5801 E CALLE TUBERIA       PHOENIX            AZ     85018      $242,100.00
  600129434     KLOCK,P                    613 N PARK AVE             RIVER FOREST       IL     60305      $246,000.00
  600129435     MOSS,KENNETH               7580 S POLO RIDGE DR       LITTLETON          CO     80123      $635,000.00
  600129436     FRY,GARY                   13 ROLLING RIDGE RD        NORTHFIELD         IL     60093      $600,000.00
  600129437     THRON,PETER                10145 W 101ST DR           WESTMINSTER        CO     80021      $239,000.00
  600129438     MCGOWAN,ROBERT             416 AVENUE D               SNOHOMISH          WA     98290      $278,250.00
  600129439     GREASER,DENNIS             11698 SUNSET DR            PARKER             CO     80138      $285,000.00
  600129440     MAUNEY,PATRICIA            16317 E BERRY AVE          AURORA             CO     80015      $365,400.00
  600129441     GORDON,JOHN                246 NACOOCHEE DR NW        ATLANTA            GA     30305      $425,000.00
  600129442     MALONE,RANDALL             4055 OLD SOUTHWICK PASS    ALPHARETTA         GA     30022      $760,000.00
  600129443     NELSON,BRIAN               16985 VANDERBILT ST        BROOKFIELD         WI     53045      $315,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129430     TRIPP,GLENN                  7.875      .250    7.625     .0500     7.575     02/01/2028
  600129431     BEEMAN,GRANT                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600129432     HAUGEN,MICHAEL               7.500      .250    7.250     .0500     7.200     02/01/2028
  600129433     ANASTASSATOS,EFTHIMIOS       7.500      .250    7.250     .0500     7.200     02/01/2028
  600129434     KLOCK,P                      7.500      .250    7.250     .0500     7.200     02/01/2028
  600129435     MOSS,KENNETH                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129436     FRY,GARY                     7.375      .250    7.125     .0500     7.075     02/01/2028
  600129437     THRON,PETER                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600129438     MCGOWAN,ROBERT               7.875      .250    7.625     .0500     7.575     02/01/2028
  600129439     GREASER,DENNIS               7.875      .250    7.625     .0500     7.575     02/01/2028
  600129440     MAUNEY,PATRICIA              7.625      .250    7.375     .0500     7.325     02/01/2028
  600129441     GORDON,JOHN                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600129442     MALONE,RANDALL               7.625      .250    7.375     .0500     7.325     02/01/2028
  600129443     NELSON,BRIAN                 7.500      .250    7.250     .0500     7.200     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129430     TRIPP,GLENN                957445                     $1,776.42                  02/01/1998             360
  600129431     BEEMAN,GRANT               957457                     $1,826.11                  02/01/1998             360
  600129432     HAUGEN,MICHAEL             957644                     $1,830.54                  02/01/1998             360
  600129433     ANASTASSATOS,EFTHIMIOS     957699                     $1,692.80        12        02/01/1998             360
  600129434     KLOCK,P                    957880                     $1,720.07                  02/01/1998             360
  600129435     MOSS,KENNETH               957948                     $4,440.02                  02/01/1998             360
  600129436     FRY,GARY                   957975                     $4,144.06                  02/01/1998             360
  600129437     THRON,PETER                957984                     $1,630.41        12        02/01/1998             360
  600129438     MCGOWAN,ROBERT             957986                     $2,017.51                  02/01/1998             360
  600129439     GREASER,DENNIS             958007                     $2,066.45                  02/01/1998             360
  600129440     MAUNEY,PATRICIA            958016                     $2,586.28        12        02/01/1998             360
  600129441     GORDON,JOHN                958046                     $2,899.25                  02/01/1998             360
  600129442     MALONE,RANDALL             958051                     $5,379.24                  02/01/1998             360
  600129443     NELSON,BRIAN               958083                     $2,202.53                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129430     TRIPP,GLENN                                                                                   $310,000.00    N
  600129431     BEEMAN,GRANT                                                                                  $445,000.00    N
  600129432     HAUGEN,MICHAEL                                                                                $350,000.00    N
  600129433     ANASTASSATOS,EFTHIMIOS                                                                        $269,000.00    N
  600129434     KLOCK,P                                                                                       $340,000.00    N
  600129435     MOSS,KENNETH                                                                                  $875,000.00    N
  600129436     FRY,GARY                                                                                    $1,325,000.00    N
  600129437     THRON,PETER                                                                                   $273,000.00    N
  600129438     MCGOWAN,ROBERT                                                                                $371,000.00    N
  600129439     GREASER,DENNIS                                                                                $380,000.00    N
  600129440     MAUNEY,PATRICIA                                                                               $429,900.00    N
  600129441     GORDON,JOHN                                                                                   $613,000.00    N
  600129442     MALONE,RANDALL                                                                              $2,900,000.00    N
  600129443     NELSON,BRIAN                                                                                  $585,000.00    N


 (vlegal.ace v1.4)                                                 Page   83
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129444     BERMAN,JOEL                27 GREAT POND DR           BOXFORD            MA     01921      $399,000.00
  600129445     MEYERS,GLENN               1745 LOCUST ST             DENVER             CO     80220      $250,000.00
  600129446     ASFAHL,DONALD              165 TOTEM RD               LOUISVILLE         KY     40207      $316,000.00
  600129447     BRESLIN,KENNETH            1079 MT EYRE RD            WASHINGTON CROS    PA     18977      $332,000.00
  600129448     WARD,ERNEST                217 SUMMIT DR              WHITEVILLE         NC     28472      $300,000.00
  600129449     KAPELINSKI,EDWARD          5530 S CHILDS AVE          HINSDALE           IL     60521      $300,000.00
  600129450     GRIJALVA,MANUEL            2615 EVERCREST CT          NAPERVILLE         IL     60564      $322,150.00
  600129451     PORTER,J                   6375 WELLSTON DR           BLOOMINGTON        IN     47408      $240,000.00
  600129452     KAHN,THOMAS                554 REMINGTON PL           CASTLE ROCK        CO     80104      $607,000.00
  600129453     COX,THOMAS                 470 MICHGAMME LN           LAKE FOREST        IL     60045      $319,000.00
  600129454     FISHER,HARRY               118 SASSAFRAS DR           MIDDLETOWN         DE     19709      $239,153.83
  600129455     BEEDE,GARY                 N6255 WOODSIDE DR          NASHOTAH           WI     53058      $384,000.00
  600129456     STAR,RICHARD               4675 SOMERSET CT           BROOKFIELD         WI     53045      $399,500.00
  600129457     BROUGHER,KENNETH           4402 126TH ST CT NW        GIG HARBOR         WA     98332      $244,400.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129444     BERMAN,JOEL                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600129445     MEYERS,GLENN                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129446     ASFAHL,DONALD                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129447     BRESLIN,KENNETH              7.875      .250    7.625     .0500     7.575     02/01/2028
  600129448     WARD,ERNEST                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600129449     KAPELINSKI,EDWARD            7.500      .250    7.250     .0500     7.200     02/01/2028
  600129450     GRIJALVA,MANUEL              7.500      .250    7.250     .0500     7.200     02/01/2028
  600129451     PORTER,J                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129452     KAHN,THOMAS                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600129453     COX,THOMAS                   7.250      .250    7.000     .0500     6.950     02/01/2028
  600129454     FISHER,HARRY                 7.250      .250    7.000     .0500     6.950     01/01/2018
  600129455     BEEDE,GARY                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600129456     STAR,RICHARD                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600129457     BROUGHER,KENNETH             7.625      .250    7.375     .0500     7.325     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129444     BERMAN,JOEL                958103                     $2,755.80                  02/01/1998             360
  600129445     MEYERS,GLENN               958105                     $1,726.69                  02/01/1998             360
  600129446     ASFAHL,DONALD              958143                     $2,182.54                  02/01/1998             360
  600129447     BRESLIN,KENNETH            958158                     $2,407.24                  02/01/1998             360
  600129448     WARD,ERNEST                958166                     $2,046.53                  02/01/1998             360
  600129449     KAPELINSKI,EDWARD          958167                     $2,097.65                  02/01/1998             360
  600129450     GRIJALVA,MANUEL            958168                     $2,252.52                  02/01/1998             360
  600129451     PORTER,J                   958293                     $1,678.11        19        02/01/1998             360
  600129452     KAHN,THOMAS                958332                     $4,244.23                  02/01/1998             360
  600129453     COX,THOMAS                 958394                     $2,176.15                  02/01/1998             360
  600129454     FISHER,HARRY               958396                     $1,893.75        14        02/01/1998             240
  600129455     BEEDE,GARY                 958486                     $2,684.98                  02/01/1998             360
  600129456     STAR,RICHARD               958514                     $2,827.64        12        02/01/1998             360
  600129457     BROUGHER,KENNETH           958576                     $1,729.85                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129444     BERMAN,JOEL                                                                                   $500,000.00    N
  600129445     MEYERS,GLENN                                                                                  $394,000.00    N
  600129446     ASFAHL,DONALD                                                                                 $403,000.00    N
  600129447     BRESLIN,KENNETH                                                                               $415,000.00    N
  600129448     WARD,ERNEST                                                                                   $376,000.00    N
  600129449     KAPELINSKI,EDWARD                                                                             $775,000.00    N
  600129450     GRIJALVA,MANUEL                                                                               $425,000.00    N
  600129451     PORTER,J                                                                                      $277,000.00    N
  600129452     KAHN,THOMAS                                                                                   $810,000.00    N
  600129453     COX,THOMAS                                                                                    $620,000.00    N
  600129454     FISHER,HARRY                                                                                  $259,535.00    N
  600129455     BEEDE,GARY                                                                                    $554,000.00    N
  600129456     STAR,RICHARD                                                                                  $470,000.00    N
  600129457     BROUGHER,KENNETH                                                                              $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   84
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129458     MURDOCK,DAVID              27221 SE 224TH ST          MAPLE VALLEY       WA     98038      $248,000.00
  600129459     AZAR,MICHAEL               3023 SLATON DR             ATLANTA            GA     30305      $482,000.00
  600129460     MEYER,CHARLES              2121 E LAKE SAMMAMISH PL   ISSAQUAH           WA     98029      $255,500.00
  600129461     BOUCHER,KEAN               8 N RANCH RD               LITTLETON          CO     80127      $392,650.00
  600129462     ETHEREDGE,PHOEBE           5012 NORTHSIDE DR NW       ATLANTA            GA     30327      $480,000.00
  600129463     WHITE,EDWIN                6406 CUTTER RIDGE CT       COLLEYVILLE        TX     76034      $389,000.00
  600129464     FALOON,STEPHEN             18 LOPEZ KEY               BELLEVUE           WA     98006      $256,000.00
  600129465     KRAMER,GEORGE              217 N MAIN ST              HOPEWELL           NJ     08534      $265,000.00
  600129466     CAPPEL,JEFFREY             1002 MONROE                RIVER FOREST       IL     60305      $432,000.00
  600129467     CAGNEY,DENNIS              626 ELLINGTON CT           FOX RIVER GROVE    IL     60021      $237,000.00
  600129468     FISH,ANNE                  7400 WILCOTTE CT           PROSPECT           KY     40059      $290,700.00
  600129469     LAWRENCE,R                 7706 227TH ST SE           WOODINVILLE        WA     98072      $269,000.00
  600129470     LAUER,JOHN                 4611 WYNMEADE PARK         MARIETTA           GA     30067      $385,000.00
  600129472     GERSHEN,JAY                2110 E GRAND AVE           ENGLEWOOD          CO     80110      $564,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129458     MURDOCK,DAVID                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129459     AZAR,MICHAEL                 7.250      .250    7.000     .0500     6.950     02/01/2028
  600129460     MEYER,CHARLES                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129461     BOUCHER,KEAN                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129462     ETHEREDGE,PHOEBE             7.375      .250    7.125     .0500     7.075     02/01/2028
  600129463     WHITE,EDWIN                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600129464     FALOON,STEPHEN               7.750      .250    7.500     .0500     7.450     02/01/2028
  600129465     KRAMER,GEORGE                8.000      .250    7.750     .0500     7.700     02/01/2028
  600129466     CAPPEL,JEFFREY               7.375      .250    7.125     .0500     7.075     02/01/2028
  600129467     CAGNEY,DENNIS                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129468     FISH,ANNE                    7.500      .250    7.250     .0500     7.200     02/01/2028
  600129469     LAWRENCE,R                   7.625      .250    7.375     .0500     7.325     02/01/2028
  600129470     LAUER,JOHN                   7.375      .250    7.125     .0500     7.075     02/01/2028
  600129472     GERSHEN,JAY                  7.375      .250    7.125     .0500     7.075     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129458     MURDOCK,DAVID              958592                     $1,755.33                  02/01/1998             360
  600129459     AZAR,MICHAEL               958678                     $3,288.09                  02/01/1998             360
  600129460     MEYER,CHARLES              958697                     $1,808.41                  02/01/1998             360
  600129461     BOUCHER,KEAN               958853                     $2,745.47                  02/01/1998             360
  600129462     ETHEREDGE,PHOEBE           958911                     $3,315.24                  02/01/1998             360
  600129463     WHITE,EDWIN                958924                     $2,686.73                  02/01/1998             360
  600129464     FALOON,STEPHEN             958982                     $1,834.02                  02/01/1998             360
  600129465     KRAMER,GEORGE              959019                     $1,944.48                  02/01/1998             360
  600129466     CAPPEL,JEFFREY             959025                     $2,983.72                  02/01/1998             360
  600129467     CAGNEY,DENNIS              959060                     $1,657.14                  02/01/1998             360
  600129468     FISH,ANNE                  959106                     $2,032.62                  02/01/1998             360
  600129469     LAWRENCE,R                 959148                     $1,903.97                  02/01/1998             360
  600129470     LAUER,JOHN                 959200                     $2,659.10                  02/01/1998             360
  600129472     GERSHEN,JAY                959278                     $3,895.41                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129458     MURDOCK,DAVID                                                                                 $320,000.00    N
  600129459     AZAR,MICHAEL                                                                                  $605,000.00    N
  600129460     MEYER,CHARLES                                                                                 $410,000.00    N
  600129461     BOUCHER,KEAN                                                                                  $510,000.00    N
  600129462     ETHEREDGE,PHOEBE                                                                            $1,100,000.00    N
  600129463     WHITE,EDWIN                                                                                   $590,000.00    N
  600129464     FALOON,STEPHEN                                                                                $580,000.00    N
  600129465     KRAMER,GEORGE                                                                                 $370,000.00    N
  600129466     CAPPEL,JEFFREY                                                                                $680,000.00    N
  600129467     CAGNEY,DENNIS                                                                                 $300,000.00    N
  600129468     FISH,ANNE                                                                                     $525,000.00    N
  600129469     LAWRENCE,R                                                                                    $360,000.00    N
  600129470     LAUER,JOHN                                                                                    $550,000.00    N
  600129472     GERSHEN,JAY                                                                                   $705,000.00    N


 (vlegal.ace v1.4)                                                 Page   85
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129473     VILE,DANIEL                4 JEFFERSON CT             NEWTOWN            PA     18940      $370,000.00
  600129474     BENSHOFF,RICHARDS          3983 OAK AVE               WEST BEND          WI     53095      $279,000.00
  600129475     LAPPING,PAUL               1521 VOLTZ RD              NORTHBROOK         IL     60062      $400,000.00
  600129476     TEBBE,THOMAS               1051 SHERMER RD            NORTHBROOK         IL     60062      $290,000.00
  600129477     DOERNER,JOHN               2 MEADOW ROSE LN           LITTLETON          CO     80127      $308,000.00
  600129478     STAIB,JOSEPH               564 S FRANKLIN ST          DENVER             CO     80209      $375,000.00
  600129479     PRITEKEL,THOMAS            27 WHITE OAK DR            LITTLETON          CO     80127      $254,000.00
  600129480     BIGGERSTAFF,MICHAEL        1181 ROBERT LANE           NAPERVILLE         IL     60564      $311,500.00
  600129481     JOSEPH,THOMAS              2000 FAIRWAY VISTA DR      LOUISVILLE         KY     40245      $433,000.00
  600129482     CAPALBO,RICHARD            9 POPPY DR                 HILLSBOROUGH       NJ     08502      $249,900.00
  600129483     HUBER,GREGORY              401 MIDENHALL WAY          CARY               NC     27513      $272,500.00
  600129484     ZIELKE,LYNDON              1191 SADDLE RIDGE DR       EVERGREEN          CO     80439      $295,750.00
  600129485     WOO,WILLIAM                8812 207TH PL SW           EDMONDS            WA     98020      $278,500.00
  600129487     SCHATZBERG,JEFFREY         6460 N SLIVERSMITH PL      TUCSON             AZ     85715      $336,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129473     VILE,DANIEL                  7.875      .250    7.625     .0500     7.575     02/01/2028
  600129474     BENSHOFF,RICHARDS            7.500      .250    7.250     .0500     7.200     02/01/2028
  600129475     LAPPING,PAUL                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129476     TEBBE,THOMAS                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129477     DOERNER,JOHN                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129478     STAIB,JOSEPH                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129479     PRITEKEL,THOMAS              7.500      .250    7.250     .0500     7.200     02/01/2028
  600129480     BIGGERSTAFF,MICHAEL          7.750      .250    7.500     .0500     7.450     02/01/2028
  600129481     JOSEPH,THOMAS                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129482     CAPALBO,RICHARD              7.875      .250    7.625     .0500     7.575     02/01/2028
  600129483     HUBER,GREGORY                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129484     ZIELKE,LYNDON                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129485     WOO,WILLIAM                  7.875      .250    7.625     .0500     7.575     02/01/2028
  600129487     SCHATZBERG,JEFFREY           7.375      .250    7.125     .0500     7.075     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129473     VILE,DANIEL                959316                     $2,682.76                  02/01/1998             360
  600129474     BENSHOFF,RICHARDS          959325                     $1,950.81        12        02/01/1998             360
  600129475     LAPPING,PAUL               959413                     $2,796.86                  02/01/1998             360
  600129476     TEBBE,THOMAS               959433                     $2,027.73                  02/01/1998             360
  600129477     DOERNER,JOHN               959442                     $2,153.59                  02/01/1998             360
  600129478     STAIB,JOSEPH               959492                     $2,590.04                  02/01/1998             360
  600129479     PRITEKEL,THOMAS            959542                     $1,776.01                  02/01/1998             360
  600129480     BIGGERSTAFF,MICHAEL        959545                     $2,231.63                  02/01/1998             360
  600129481     JOSEPH,THOMAS              959600                     $2,990.62                  02/01/1998             360
  600129482     CAPALBO,RICHARD            959615                     $1,811.95                  02/01/1998             360
  600129483     HUBER,GREGORY              959753                     $1,905.36                  02/01/1998             360
  600129484     ZIELKE,LYNDON              959794                     $2,067.93        12        02/01/1998             360
  600129485     WOO,WILLIAM                959826                     $2,019.32                  02/01/1998             360
  600129487     SCHATZBERG,JEFFREY         960022                     $2,320.67                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129473     VILE,DANIEL                                                                                   $515,000.00    N
  600129474     BENSHOFF,RICHARDS                                                                             $310,000.00    N
  600129475     LAPPING,PAUL                                                                                  $650,000.00    N
  600129476     TEBBE,THOMAS                                                                                  $580,000.00    N
  600129477     DOERNER,JOHN                                                                                  $390,000.00    N
  600129478     STAIB,JOSEPH                                                                                  $500,000.00    N
  600129479     PRITEKEL,THOMAS                                                                               $348,900.00    N
  600129480     BIGGERSTAFF,MICHAEL                                                                           $395,000.00    N
  600129481     JOSEPH,THOMAS                                                                                 $575,000.00    N
  600129482     CAPALBO,RICHARD                                                                               $322,000.00    N
  600129483     HUBER,GREGORY                                                                                 $461,000.00    N
  600129484     ZIELKE,LYNDON                                                                                 $333,150.00    N
  600129485     WOO,WILLIAM                                                                                   $370,000.00    N
  600129487     SCHATZBERG,JEFFREY                                                                            $420,000.00    N


 (vlegal.ace v1.4)                                                 Page   86
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129488     WAN,HING                   704 BRANDON GREEN DR       SILVER SPRING      MD     20904      $275,000.00
  600129489     MILLER,JEFFREY             11105 BROAD GREEN DR       POTOMAC            MD     20854      $300,000.00
  600129490     PALLINI,VINCENT            20 HARVEST WALK            PENFIELD           NY     14526      $356,600.00
  600129491     JOHNSON,ERIK               22528 N E 194TH CT         WOODINVILLE        WA     98092      $247,000.00
  600129492     HUSTON,GARY                7687 LEGENDARY LN          WEST CHESTER       OH     45069      $293,000.00
  600129493     VANDERBEEK,LISA            405 OAKLEY DR              CLAYTON            MO     63105      $249,750.00
  600129494     NAGLE,BRUCE                65 BETASSO RD              BOULDER            CO     80302      $325,000.00
  600129495     MCCUE,KIRSTEN              8922 S KITTIWAKE ST        LITTLETON          CO     80126      $248,000.00
  600129496     THOMAS,MICHAEL             1 N 061 TIMOTHY LN         WHEATON            IL     60188      $258,750.00
  600129497     WHITNEY,MELVIN             10314 RAINIER AVE S        SEATTLE            WA     98178      $336,000.00
  600129498     GRAHEK,THOMAS              8607 WELLSLEY CT           CINCINNATI         OH     45249      $430,000.00
  600129499     PETZOLD,DAVID              515 N PONDEROSA DR         HARTLAND           WI     53029      $270,000.00
  600129500     SAUNDERS,RON               32556 WOODSIDE DR          EVERGREEN          CO     80439      $560,000.00
  600129501     STEWART,CRAIG              11628 S WARCLOUD CT        PHOENIX            AZ     85044      $520,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129488     WAN,HING                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129489     MILLER,JEFFREY               7.375      .250    7.125     .0500     7.075     02/01/2028
  600129490     PALLINI,VINCENT              7.750      .250    7.500     .0500     7.450     02/01/2028
  600129491     JOHNSON,ERIK                 7.750      .250    7.500     .0500     7.450     02/01/2028
  600129492     HUSTON,GARY                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600129493     VANDERBEEK,LISA              7.375      .250    7.125     .0500     7.075     02/01/2028
  600129494     NAGLE,BRUCE                  7.500      .250    7.250     .0500     7.200     02/01/2026
  600129495     MCCUE,KIRSTEN                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129496     THOMAS,MICHAEL               7.500      .250    7.250     .0500     7.200     02/01/2028
  600129497     WHITNEY,MELVIN               7.500      .250    7.250     .0500     7.200     02/01/2028
  600129498     GRAHEK,THOMAS                7.250      .250    7.000     .0500     6.950     02/01/2028
  600129499     PETZOLD,DAVID                7.000      .250    6.750     .0500     6.700     02/01/2028
  600129500     SAUNDERS,RON                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129501     STEWART,CRAIG                7.000      .250    6.750     .0500     6.700     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129488     WAN,HING                   960043                     $1,922.84                  02/01/1998             360
  600129489     MILLER,JEFFREY             960152                     $2,072.03                  02/01/1998             360
  600129490     PALLINI,VINCENT            960174                     $2,554.73        12        02/01/1998             360
  600129491     JOHNSON,ERIK               960227                     $1,769.54                  02/01/1998             360
  600129492     HUSTON,GARY                960245                     $2,048.70                  02/01/1998             360
  600129493     VANDERBEEK,LISA            960250                     $1,724.96                  02/01/1998             360
  600129494     NAGLE,BRUCE                960288                     $2,316.82                  02/01/1998             336
  600129495     MCCUE,KIRSTEN              960316                     $1,755.33                  02/01/1998             360
  600129496     THOMAS,MICHAEL             960357                     $1,809.22                  02/01/1998             360
  600129497     WHITNEY,MELVIN             960616                     $2,349.36                  02/01/1998             360
  600129498     GRAHEK,THOMAS              960677                     $2,933.36                  02/01/1998             360
  600129499     PETZOLD,DAVID              960731                     $1,796.32                  02/01/1998             360
  600129500     SAUNDERS,RON               960765                     $3,867.78                  02/01/1998             360
  600129501     STEWART,CRAIG              960766                     $3,459.58                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129488     WAN,HING                                                                                      $345,000.00    N
  600129489     MILLER,JEFFREY                                                                                $390,000.00    N
  600129490     PALLINI,VINCENT                                                                               $396,300.00    N
  600129491     JOHNSON,ERIK                                                                                  $400,000.00    N
  600129492     HUSTON,GARY                                                                                   $395,000.00    N
  600129493     VANDERBEEK,LISA                                                                               $325,000.00    N
  600129494     NAGLE,BRUCE                                                                                   $450,000.00    N
  600129495     MCCUE,KIRSTEN                                                                                 $310,000.00    N
  600129496     THOMAS,MICHAEL                                                                                $345,000.00    N
  600129497     WHITNEY,MELVIN                                                                                $460,000.00    N
  600129498     GRAHEK,THOMAS                                                                                 $576,000.00    N
  600129499     PETZOLD,DAVID                                                                                 $385,000.00    N
  600129500     SAUNDERS,RON                                                                                  $710,000.00    N
  600129501     STEWART,CRAIG                                                                                 $650,000.00    N


 (vlegal.ace v1.4)                                                 Page   87
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129502     BONIN,ALBERT               10729 VISTA VIEW DR        LITTLETON          CO     80127      $240,000.00
  600129503     RONN,KARL                  8055 GRAVES RD             CINCINNATI         OH     45243      $512,800.00
  600129504     WARE,THOMAS                7520 WETHERINGTON DR       WEST CHESTER       OH     45069      $368,200.00
  600129505     WALTERS,DAVID              10 LANTANA                 LITTLETON          CO     80127      $256,000.00
  600129506     PITTS,WALLACE              3612 AMBERLY CT            COLLEYVILLE        TX     76034      $371,000.00
  600129507     FICKE,GREGORY              9910 INDIAN SPRINGS DR     CINCINNATI         OH     45241      $312,000.00
  600129508     CLARK,DAVID                7655 CRESTVIEW DR          LONGMONT           CO     80501      $260,000.00
  600129509     DAVIS,CLIFF                58 BROOK LN                TABERNASH          CO     80478      $398,250.00
  600129510     KLINE,CARROLL              3230 HAYLOFT CT            WOODBINE           MD     21797      $269,500.00
  600129511     NELSON,JON                 3001 JEANNIE ANNA CT       HERNDON            VA     20171      $252,000.00
  600129512     FOLK, JR,JAMES             47 SEAGRASS LN             ISLE OF PALMS      SC     29451      $373,700.00
  600129513     GRADDY,WILLIAM             9370 RIVERCLUB PKWY        DULUTH             GA     30155      $290,000.00
  600129514     POULOS,WILLIAM             4104 VISTA CREEK CT        ARLINGTON          TX     76016      $255,000.00
  600129515     BRONER,FRANK               10215 DAPHNEY HOUSE WAY    ROCKVILLE          MD     20850      $299,777.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129502     BONIN,ALBERT                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600129503     RONN,KARL                    7.125      .250    6.875     .0500     6.825     02/01/2028
  600129504     WARE,THOMAS                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600129505     WALTERS,DAVID                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129506     PITTS,WALLACE                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129507     FICKE,GREGORY                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129508     CLARK,DAVID                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600129509     DAVIS,CLIFF                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600129510     KLINE,CARROLL                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129511     NELSON,JON                   7.750      .250    7.500     .0500     7.450     02/01/2028
  600129512     FOLK, JR,JAMES               7.125      .250    6.875     .0500     6.825     02/01/2028
  600129513     GRADDY,WILLIAM               7.250      .250    7.000     .0500     6.950     02/01/2028
  600129514     POULOS,WILLIAM               7.625      .250    7.375     .0500     7.325     02/01/2028
  600129515     BRONER,FRANK                 7.500      .250    7.250     .0500     7.200     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129502     BONIN,ALBERT               960803                     $1,678.12                  02/01/1998             360
  600129503     RONN,KARL                  960964                     $3,454.83                  02/01/1998             360
  600129504     WARE,THOMAS                960977                     $2,511.77                  02/01/1998             360
  600129505     WALTERS,DAVID              961049                     $1,768.13                  02/01/1998             360
  600129506     PITTS,WALLACE              961068                     $2,625.92                  02/01/1998             360
  600129507     FICKE,GREGORY              961132                     $2,154.91                  02/01/1998             360
  600129508     CLARK,DAVID                961323                     $1,795.76                  02/01/1998             360
  600129509     DAVIS,CLIFF                961558                     $2,750.61                  02/01/1998             360
  600129510     KLINE,CARROLL              961730                     $1,861.37                  02/01/1998             360
  600129511     NELSON,JON                 8279954                    $1,805.36                  02/01/1998             360
  600129512     FOLK, JR,JAMES             8346840                    $2,517.69                  02/01/1998             360
  600129513     GRADDY,WILLIAM             8367794                    $1,978.32                  02/01/1998             360
  600129514     POULOS,WILLIAM             8429730                    $1,804.88                  02/01/1998             360
  600129515     BRONER,FRANK               8575158                    $2,097.65                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129502     BONIN,ALBERT                                                                                  $320,000.00    N
  600129503     RONN,KARL                                                                                     $900,000.00    N
  600129504     WARE,THOMAS                                                                                   $525,000.00    N
  600129505     WALTERS,DAVID                                                                                 $320,000.00    N
  600129506     PITTS,WALLACE                                                                                 $473,000.00    N
  600129507     FICKE,GREGORY                                                                                 $390,000.00    N
  600129508     CLARK,DAVID                                                                                   $443,000.00    N
  600129509     DAVIS,CLIFF                                                                                   $560,000.00    N
  600129510     KLINE,CARROLL                                                                                 $350,000.00    N
  600129511     NELSON,JON                                                                                    $320,000.00    N
  600129512     FOLK, JR,JAMES                                                                                $810,000.00    N
  600129513     GRADDY,WILLIAM                                                                                $365,000.00    N
  600129514     POULOS,WILLIAM                                                                                $320,000.00    N
  600129515     BRONER,FRANK                                                                                  $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   88
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129517     DIENER,I                   10605 OAKLYN DR            POTOMAC            MD     20854      $389,000.00
  600129518     STEPENSKY,ARKADY           11512 DARNESTOWN RD        N POTOMAC          MD     20878      $291,500.00
  600129521     FRANKEL,ROD                105 REGAL PINE CT          CARY               NC     27511      $462,940.28
  600129522     SPANO,MICHAEL              106 MAGERTON CT            CARY               NC     27513      $300,000.00
  600129524     JONES,THOMAS               400 BALBION DR             EARLYSVILLE        VA     22936      $649,467.64
  600129525     PLASKON,STEPHEN            PO BOX 460 ORCHARD HILL    IVY                VA     22945      $281,000.00
  600129526     WILLIAMS,FONTAINE          1488 PERTH CT              KESWICK            VA     22947      $232,350.00
  600129527     BUSHEY,WARREN              3371 COTSWOLD LN           KESWICK            VA     22947      $286,400.00
  600129528     YACAVONE,MICHAEL           65 WESTVIEW RD             SOUTHBURY          CT     06488      $319,000.00
  600129529     FARO,SCOTT                 545 NARBERTH AVE           HADDONFIELD        NJ     08033      $263,000.00
  600129530     BASSOLINO,GEORGE           79 GRAVEL HILL RD          FREEHOLD           NJ     07728      $306,000.00
  600129531     DURSO,JEROME               840 PARK AVE               HOBOKEN            NJ     07030      $299,038.79
  600129532     HENSON,ROBERT              11047 E DE LA O RD         SCOTTSDALE         AZ     85255      $463,000.00
  600129533     TRICHON,JAMES              201 CLWYD RD               BALA CYNWYD        PA     19004      $476,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129517     DIENER,I                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129518     STEPENSKY,ARKADY             7.375      .250    7.125     .0500     7.075     02/01/2028
  600129521     FRANKEL,ROD                  7.500      .250    7.250     .0500     7.200     01/01/2028
  600129522     SPANO,MICHAEL                7.250      .250    7.000     .0500     6.950     02/01/2028
  600129524     JONES,THOMAS                 7.500      .250    7.250     .0500     7.200     01/01/2028
  600129525     PLASKON,STEPHEN              7.500      .250    7.250     .0500     7.200     02/01/2028
  600129526     WILLIAMS,FONTAINE            7.625      .250    7.375     .0500     7.325     02/01/2028
  600129527     BUSHEY,WARREN                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129528     YACAVONE,MICHAEL             7.000      .250    6.750     .0500     6.700     02/01/2028
  600129529     FARO,SCOTT                   7.375      .250    7.125     .0500     7.075     02/01/2028
  600129530     BASSOLINO,GEORGE             7.375      .250    7.125     .0500     7.075     02/01/2028
  600129531     DURSO,JEROME                 7.750      .250    7.500     .0500     7.450     01/01/2028
  600129532     HENSON,ROBERT                7.500      .250    7.250     .0500     7.200     02/01/2028
  600129533     TRICHON,JAMES                7.375      .250    7.125     .0500     7.075     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129517     DIENER,I                   8575476                    $2,719.95                  02/01/1998             360
  600129518     STEPENSKY,ARKADY           8575477                    $2,013.32                  02/01/1998             360
  600129521     FRANKEL,ROD                8575845                    $3,239.82                  02/01/1998             360
  600129522     SPANO,MICHAEL              8576228                    $2,046.53        12        02/01/1998             360
  600129524     JONES,THOMAS               8597858                    $4,544.55                  02/01/1998             360
  600129525     PLASKON,STEPHEN            8598151                    $1,964.80                  02/01/1998             360
  600129526     WILLIAMS,FONTAINE          8598155                    $1,644.56                  02/01/1998             360
  600129527     BUSHEY,WARREN              8598161                    $2,027.13                  02/01/1998             360
  600129528     YACAVONE,MICHAEL           8635680                    $2,122.32                  02/01/1998             360
  600129529     FARO,SCOTT                 8638018                    $1,816.48                  02/01/1998             360
  600129530     BASSOLINO,GEORGE           8638029                    $2,113.47                  02/01/1998             360
  600129531     DURSO,JEROME               8638683                    $2,143.87         1        02/01/1998             360
  600129532     HENSON,ROBERT              8641200                    $3,237.37                  02/01/1998             360
  600129533     TRICHON,JAMES              8646641                    $3,287.62                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129517     DIENER,I                                                                                      $650,000.00    N
  600129518     STEPENSKY,ARKADY                                                                              $370,000.00    N
  600129521     FRANKEL,ROD                                                                                   $585,000.00    N
  600129522     SPANO,MICHAEL                                                                                 $317,000.00    N
  600129524     JONES,THOMAS                                                                                  $940,000.00    N
  600129525     PLASKON,STEPHEN                                                                               $375,000.00    N
  600129526     WILLIAMS,FONTAINE                                                                             $395,000.00    N
  600129527     BUSHEY,WARREN                                                                                 $365,000.00    N
  600129528     YACAVONE,MICHAEL                                                                              $432,000.00    N
  600129529     FARO,SCOTT                                                                                    $350,000.00    N
  600129530     BASSOLINO,GEORGE                                                                              $410,000.00    N
  600129531     DURSO,JEROME                                                                                  $332,500.00    N
  600129532     HENSON,ROBERT                                                                                 $600,000.00    N
  600129533     TRICHON,JAMES                                                                                 $598,000.00    N


 (vlegal.ace v1.4)                                                 Page   89
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129534     DE LOS COBOS,RICARDO       237 TRIANA WAY             SAN RAMON          CA     94583      $250,700.00
  600129535     PAULO,PAUL                 758 JESSICA DR             LIVERMORE          CA     94550      $316,800.00
  600129536     BROWNING,JADE              2466 HAAS ST               ESCONDIDO          CA     92025      $315,000.00
  600129537     CAHILL,KEVIN               13722 MERCADO DR           DEL MAR            CA     92014      $400,000.00
  600129538     MADDOX,ROGER               RR 1 BOX 483C              BROWNSBORO         TX     75756      $257,600.00
  600129539     BAUGHMAN,DALE              1103 VERSAILLES CT         SOUTHLAKE          TX     76092      $250,000.00
  600129540     BHATIA,BHAGWAN             6641 MUIRFIELD CIR         PLANO              TX     75093      $459,200.00
  600129541     KELLY,ANDREW               7790 VIDA AVE              LAKEWOOD           IL     60014      $280,500.00
  600129542     HOLMES,ROBERT              9420 HATHAWAY ST           DALLAS             TX     75220    $1,000,000.00
  600129543     DENZLER,LARRY              10708 E CALLE SAN DOMINGO  TUCSON             AZ     85749      $257,000.00
  600129544     LIEBENTHAL,JON             7410 KENDALL WAY           SYLVANIA           OH     43560      $271,000.00
  600129547     NIPPER,DONALD              4103 OXFORD CT             COLLEYVILLE        TX     76034      $268,000.00
  600129548     GAMMEL,JAMES               1875 OCEAN VILLAGE DR      FERNANDINA BEAC    FL     32034      $299,782.86
  600129550     CUNNINGHAM,DAVID           5915 PROVIDENCE GLEN RD    CHARLOTTE          NC     28270      $256,500.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129534     DE LOS COBOS,RICARDO         7.750      .250    7.500     .0500     7.450     02/01/2028
  600129535     PAULO,PAUL                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600129536     BROWNING,JADE                7.375      .250    7.125     .0500     7.075     02/01/2028
  600129537     CAHILL,KEVIN                 7.125      .250    6.875     .0500     6.825     02/01/2028
  600129538     MADDOX,ROGER                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129539     BAUGHMAN,DALE                7.250      .250    7.000     .0500     6.950     02/01/2028
  600129540     BHATIA,BHAGWAN               7.250      .250    7.000     .0500     6.950     02/01/2028
  600129541     KELLY,ANDREW                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600129542     HOLMES,ROBERT                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129543     DENZLER,LARRY                7.625      .250    7.375     .0500     7.325     02/01/2028
  600129544     LIEBENTHAL,JON               7.500      .250    7.250     .0500     7.200     02/01/2028
  600129547     NIPPER,DONALD                7.250      .250    7.000     .0500     6.950     02/01/2028
  600129548     GAMMEL,JAMES                 7.625      .250    7.375     .0500     7.325     01/01/2028
  600129550     CUNNINGHAM,DAVID             7.500      .250    7.250     .0500     7.200     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129534     DE LOS COBOS,RICARDO       8654141                    $1,796.05                  02/01/1998             360
  600129535     PAULO,PAUL                 8654153                    $2,215.12         1        02/01/1998             360
  600129536     BROWNING,JADE              8654510                    $2,175.63        12        02/01/1998             360
  600129537     CAHILL,KEVIN               8654556                    $2,694.88                  02/01/1998             360
  600129538     MADDOX,ROGER               8660097                    $1,779.18                  02/01/1998             360
  600129539     BAUGHMAN,DALE              8660111                    $1,705.45                  02/01/1998             360
  600129540     BHATIA,BHAGWAN             8660112                    $3,132.56                  02/01/1998             360
  600129541     KELLY,ANDREW               8664038                    $1,937.35         1        02/01/1998             360
  600129542     HOLMES,ROBERT              8673672                    $7,077.94                  02/01/1998             360
  600129543     DENZLER,LARRY              8679717                    $1,819.04                  02/01/1998             360
  600129544     LIEBENTHAL,JON             8683039                    $1,894.88                  02/01/1998             360
  600129547     NIPPER,DONALD              8715416                    $1,828.24                  02/01/1998             360
  600129548     GAMMEL,JAMES               8720783                    $2,123.39                  02/01/1998             360
  600129550     CUNNINGHAM,DAVID           8726653                    $1,793.49        12        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129534     DE LOS COBOS,RICARDO                                                                          $314,000.00    N
  600129535     PAULO,PAUL                                                                                    $352,000.00    N
  600129536     BROWNING,JADE                                                                                 $350,000.00    N
  600129537     CAHILL,KEVIN                                                                                  $526,000.00    N
  600129538     MADDOX,ROGER                                                                                  $322,000.00    N
  600129539     BAUGHMAN,DALE                                                                                 $400,000.00    N
  600129540     BHATIA,BHAGWAN                                                                                $706,000.00    N
  600129541     KELLY,ANDREW                                                                                  $330,000.00    N
  600129542     HOLMES,ROBERT                                                                               $2,500,000.00    N
  600129543     DENZLER,LARRY                                                                                 $350,000.00    N
  600129544     LIEBENTHAL,JON                                                                                $396,500.00    N
  600129547     NIPPER,DONALD                                                                                 $357,000.00    N
  600129548     GAMMEL,JAMES                                                                                  $425,000.00    N
  600129550     CUNNINGHAM,DAVID                                                                              $285,000.00    N


 (vlegal.ace v1.4)                                                 Page   90
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129551     BREWSTER,STEPHEN           31 MEDBURY RD              N ATTLEBORO        MA     02760      $253,000.00
  600129552     NIJHAWAN,ASHISH            864 BEATRICE PARKWAY       NORTH EDISON       NJ     08820      $263,900.00
  600129553     WORTHINGTON,MICHAEL        3212 ORLANDO RD            LOS ALAMITOS       CA     90720      $336,000.00
  600129554     HIVELY,RICHARD             1940 DANA PL               FULLERTON          CA     92831      $327,200.00
  600129555     BROWN,CLYDE                1085 CHETFORD DR           LEXINGTON          KY     40509      $235,000.00
  600129556     ESTERHAY,ROBERT            6125 LAUREL LN             PROSPECT           KY     40059      $247,000.00
  600129557     ANAYA,CURTIS               8911 SUMMERFIELD ST        WICHITA            KS     67206      $360,000.00
  600129558     WIESE,KURT                 1722 BROOKSIDE PINE LANE   KINGSWOOD          TX     77345      $463,600.00
  600129559     TRUSS,MARY                 350 RIVER KNOLL DR         ATLANTA            GA     30328      $257,000.00
  600129560     BURNSIDE,BETTY             429 CHURCH ST              MARIETTA           GA     30060      $306,750.00
  600129561     HOSS,RICHARD               26179 RINCONADA DR         CARMEL VALLEY      CA     93908      $379,475.24
  600129562     SANTORO,DORIS I SA         70 STARRETT DR             CHARLESTON         RI     02813      $609,136.15
  600129563     MORGAN,DIANE L MO          8 NELSON PATH              BREWSTER           MA     02631      $344,000.00
  600129564     GOFF,JOSETTE J             28 MONOMOY CIR             CHATHAM            MA     02633      $308,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129551     BREWSTER,STEPHEN             7.625      .250    7.375     .0500     7.325     02/01/2028
  600129552     NIJHAWAN,ASHISH              7.625      .250    7.375     .0500     7.325     02/01/2028
  600129553     WORTHINGTON,MICHAEL          7.500      .250    7.250     .0500     7.200     02/01/2028
  600129554     HIVELY,RICHARD               7.500      .250    7.250     .0500     7.200     02/01/2028
  600129555     BROWN,CLYDE                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600129556     ESTERHAY,ROBERT              7.375      .250    7.125     .0500     7.075     02/01/2028
  600129557     ANAYA,CURTIS                 7.750      .250    7.500     .0500     7.450     02/01/2028
  600129558     WIESE,KURT                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600129559     TRUSS,MARY                   7.750      .250    7.500     .0500     7.450     02/01/2028
  600129560     BURNSIDE,BETTY               7.750      .250    7.500     .0500     7.450     02/01/2028
  600129561     HOSS,RICHARD                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600129562     SANTORO,DORIS I SA           7.750      .250    7.500     .0500     7.450     12/01/2027
  600129563     MORGAN,DIANE L MO            8.000      .250    7.750     .0500     7.700     02/01/2028
  600129564     GOFF,JOSETTE J               7.375      .250    7.125     .0500     7.075     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129551     BREWSTER,STEPHEN           8732643                    $1,790.72        12        02/01/1998             360
  600129552     NIJHAWAN,ASHISH            8734863                    $1,867.87        14        02/01/1998             360
  600129553     WORTHINGTON,MICHAEL        8739567                    $2,349.37                  02/01/1998             360
  600129554     HIVELY,RICHARD             8739581                    $2,287.84                  02/01/1998             360
  600129555     BROWN,CLYDE                8746133                    $1,643.16                  02/01/1998             360
  600129556     ESTERHAY,ROBERT            8746244                    $1,705.97        12        02/01/1998             360
  600129557     ANAYA,CURTIS               8749203                    $2,579.09                  02/01/1998             360
  600129558     WIESE,KURT                 8749235                    $3,241.56                  02/01/1998             360
  600129559     TRUSS,MARY                 8755862                    $1,841.18                  02/01/1998             360
  600129560     BURNSIDE,BETTY             8756197                    $2,197.60                  02/01/1998             360
  600129561     HOSS,RICHARD               9168031                    $2,755.27                  02/01/1998             360
  600129562     SANTORO,DORIS I SA         1256283                    $4,370.12                  02/01/1998             360
  600129563     MORGAN,DIANE L MO          1289203                    $2,524.16        14        02/01/1998             360
  600129564     GOFF,JOSETTE J             1289393                    $2,127.28                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129551     BREWSTER,STEPHEN                                                                              $310,000.00    N
  600129552     NIJHAWAN,ASHISH                                                                               $277,800.00    N
  600129553     WORTHINGTON,MICHAEL                                                                           $435,000.00    N
  600129554     HIVELY,RICHARD                                                                                $415,000.00    N
  600129555     BROWN,CLYDE                                                                                   $295,000.00    N
  600129556     ESTERHAY,ROBERT                                                                               $298,000.00    N
  600129557     ANAYA,CURTIS                                                                                  $450,000.00    N
  600129558     WIESE,KURT                                                                                    $579,500.00    N
  600129559     TRUSS,MARY                                                                                    $328,000.00    N
  600129560     BURNSIDE,BETTY                                                                                $409,000.00    N
  600129561     HOSS,RICHARD                                                                                  $510,000.00    N
  600129562     SANTORO,DORIS I SA                                                                            $797,000.00    N
  600129563     MORGAN,DIANE L MO                                                                             $385,000.00    N
  600129564     GOFF,JOSETTE J                                                                                $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   91
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129565     GILES,ETELVINA G           117 WEDGEWOOD RD           TRUMBULL           CT     06611      $227,577.25
  600129566     WEDGE,SUSAN K WE           10 TAMMER LN               HOPKINTON          MA     01748      $421,702.16
  600129567     LANGIN,LORRI A LA          29 WASHINGTON DR           ACTON              MA     01720      $284,803.86
  600129568     GREPPI,STEPHAN GR          8 CONESTOGA RD             LEXINGTON          MA     02173      $247,811.29
  600129569     KJELLMAN,JANICE KJE        21 DEERHILL LN             MARSHFIELD         MA     02050      $241,811.21
  600129570     POOLEY,PAMELA D P          221 SOUTH ST               NEEDHAM            MA     02192      $254,540.63
  600129571     STARENAS,PAUL V            140 RANGE RD               WINDHAM            NH     03087      $231,848.24
  600129572     BATT,MARYLOU BA            15 PRENTISS LN             BELMONT            MA     02178      $446,851.14
  600129573     LOPEZ,LINDA G LO           20 STURBRIDGE RD           WELLESLEY          MA     02181      $444,693.75
  600129574     MAHER,JOANNE M M           419 HUDSON ROAD            SUDBURY            MA     01776      $319,779.78
  600129575     JOHNSON,NANCY A JO         70 SCREENHOUSE LN          DUXBURY            MA     02332      $242,837.89
  600129576     HUMPHREY,MICHAEL L         124 SURFSIDE RD            NANTUCKET          MA     02554      $259,802.16
  600129577     MATTERN,ANNE F MAT         34 SAMOSET RD              DUXBURY            MA     02332      $294,796.98
  600129578     KILLIP,CHRISTOPHE          19 CENTRE ST               CAMBRIDGE          MA     02139      $359,572.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129565     GILES,ETELVINA G             7.750      .250    7.500     .0500     7.450     12/01/2027
  600129566     WEDGE,SUSAN K WE             7.750      .250    7.500     .0500     7.450     01/01/2028
  600129567     LANGIN,LORRI A LA            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129568     GREPPI,STEPHAN GR            7.375      .250    7.125     .0500     7.075     01/01/2028
  600129569     KJELLMAN,JANICE KJE          7.250      .250    7.000     .0500     6.950     01/01/2028
  600129570     POOLEY,PAMELA D P            7.250      .250    7.000     .0500     6.950     01/01/2028
  600129571     STARENAS,PAUL V              8.125      .250    7.875     .0500     7.825     01/01/2028
  600129572     BATT,MARYLOU BA              7.250      .250    7.000     .0500     6.950     01/01/2028
  600129573     LOPEZ,LINDA G LO             7.875      .250    7.625     .0500     7.575     01/01/2028
  600129574     MAHER,JOANNE M M             7.875      .250    7.625     .0500     7.575     01/01/2028
  600129575     JOHNSON,NANCY A JO           7.500      .250    7.250     .0500     7.200     12/01/2027
  600129576     HUMPHREY,MICHAEL L           7.375      .250    7.125     .0500     7.075     01/01/2028
  600129577     MATTERN,ANNE F MAT           7.875      .250    7.625     .0500     7.575     01/01/2028
  600129578     KILLIP,CHRISTOPHE            7.250      .250    7.000     .0500     6.950     01/01/2023


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129565     GILES,ETELVINA G           1298553                    $1,632.71        12        02/01/1998             360
  600129566     WEDGE,SUSAN K WE           1301193                    $3,023.26                  02/01/1998             360
  600129567     LANGIN,LORRI A LA          1304623                    $2,066.45                  02/01/1998             360
  600129568     GREPPI,STEPHAN GR          1305533                    $1,712.88                  02/01/1998             360
  600129569     KJELLMAN,JANICE KJE        1305673                    $1,650.87         2        02/01/1998             360
  600129570     POOLEY,PAMELA D P          1305883                    $1,739.55                  02/01/1998             360
  600129571     STARENAS,PAUL V            1309193                    $1,722.60                  02/01/1998             360
  600129572     BATT,MARYLOU BA            1315133                    $3,050.70                  02/01/1998             360
  600129573     LOPEZ,LINDA G LO           1315163                    $3,226.56                  02/01/1998             360
  600129574     MAHER,JOANNE M M           1315453                    $2,320.23                  02/01/1998             360
  600129575     JOHNSON,NANCY A JO         1318373                    $1,700.49                  02/01/1998             360
  600129576     HUMPHREY,MICHAEL L         1320613                    $1,795.76                  02/01/1998             360
  600129577     MATTERN,ANNE F MAT         1320843                    $2,138.96                  02/01/1998             360
  600129578     KILLIP,CHRISTOPHE          1323813                    $2,602.11         2        02/01/1998             300


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129565     GILES,ETELVINA G                                                                              $239,900.00    N
  600129566     WEDGE,SUSAN K WE                                                                              $530,000.00    N
  600129567     LANGIN,LORRI A LA                                                                             $380,000.00    N
  600129568     GREPPI,STEPHAN GR                                                                             $426,000.00    N
  600129569     KJELLMAN,JANICE KJE                                                                           $275,000.00    N
  600129570     POOLEY,PAMELA D P                                                                             $440,000.00    N
  600129571     STARENAS,PAUL V                                                                               $298,000.00    N
  600129572     BATT,MARYLOU BA                                                                               $559,000.00    N
  600129573     LOPEZ,LINDA G LO                                                                              $690,000.00    N
  600129574     MAHER,JOANNE M M                                                                              $405,000.00    N
  600129575     JOHNSON,NANCY A JO                                                                            $309,000.00    N
  600129576     HUMPHREY,MICHAEL L                                                                            $400,000.00    N
  600129577     MATTERN,ANNE F MAT                                                                            $462,000.00    N
  600129578     KILLIP,CHRISTOPHE                                                                             $415,000.00    N


 (vlegal.ace v1.4)                                                 Page   92
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129579     INCAMPO,KIMBERLY I         160 WINCHESTER ST          NEWTON             MA     02161      $299,788.26
  600129580     KAUFMAN,JENNIFER R         4320 PALLADIO POINT        AUSTIN             TX     78731      $249,814.46
  600129581     FITCH,PAMELA C F           3032 ST JOHNS AVENUE       JACKSONVILLE       FL     32205      $307,529.16
  600129582     GUTIERREZ,LISA GUTIE       12500NW20 STREET           PEMBROKE PINES     FL     33028      $260,824.87
  600129583     ALLEN,WENDI L AL           12854 LA COSTA COURT       JACKSONVILLE       FL     32225      $249,819.06
  600129584     FREEMAN,SHEILA W F         3445 MARCUS PT BLVD        PENSACOLA          FL     32505      $283,282.86
  600129585     DEITEL,BARBARA E           8 BROADRIVER ROAD          ORMOND BEACH       FL     32174      $309,775.56
  600129586     HOOPER,KATHY HOOP          4 CRANDELL COURT           PALM COAST         FL     32137      $229,831.76
  600129587     GOLDENBERG,JUDITH GOL      120 S VILLAGE WAY          JUPITER            FL     33458      $449,329.98
  600129588     FIERRO,MARIAN RUT          3933 MORENO DR             PALM HARBOR        FL     34685      $313,067.49
  600129589     JACEY,ARLENE T J           204 N WIND CT              PONTE VEDRA BEA    FL     32082      $349,752.97
  600129590     ARCHIE,RUTH E ARC          14504 MAN O WAR DRIVE      MITCHELLVILLE      MD     20721      $281,815.53
  600129591     DOVGOPOLYI,NICOLE DOV      946 MACEWEN DR             OSPREY             FL     34229      $391,709.08
  600129592     PATTERSON,KATHY L PA       3407 SYLVAN SHDOW ST       VALRICO            FL     33594      $238,681.42


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129579     INCAMPO,KIMBERLY I           7.750      .250    7.500     .0500     7.450     01/01/2028
  600129580     KAUFMAN,JENNIFER R           7.500      .250    7.250     .0500     7.200     01/01/2028
  600129581     FITCH,PAMELA C F             7.875      .250    7.625     .0500     7.575     10/01/2026
  600129582     GUTIERREZ,LISA GUTIE         8.000      .250    7.750     .0500     7.700     01/01/2028
  600129583     ALLEN,WENDI L AL             7.625      .250    7.375     .0500     7.325     01/01/2028
  600129584     FREEMAN,SHEILA W F           7.625      .250    7.375     .0500     7.325     05/01/2027
  600129585     DEITEL,BARBARA E             7.875      .250    7.625     .0500     7.575     06/01/2027
  600129586     HOOPER,KATHY HOOP            7.750      .250    7.500     .0500     7.450     08/01/2027
  600129587     GOLDENBERG,JUDITH GOL        7.500      .250    7.250     .0500     7.200     12/01/2027
  600129588     FIERRO,MARIAN RUT            7.500      .250    7.250     .0500     7.200     01/01/2028
  600129589     JACEY,ARLENE T J             7.750      .250    7.500     .0500     7.450     01/01/2028
  600129590     ARCHIE,RUTH E ARC            8.125      .250    7.875     .0500     7.825     01/01/2028
  600129591     DOVGOPOLYI,NICOLE DOV        7.500      .250    7.250     .0500     7.200     01/01/2028
  600129592     PATTERSON,KATHY L PA         7.750      .250    7.500     .0500     7.450     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129579     INCAMPO,KIMBERLY I         1323823                    $2,149.24                  02/01/1998             360
  600129580     KAUFMAN,JENNIFER R         6830552                    $1,748.04                  02/01/1998             360
  600129581     FITCH,PAMELA C F           7049240                    $2,255.90                  02/01/1998             346
  600129582     GUTIERREZ,LISA GUTIE       7085121                    $1,915.13        14        02/01/1998             360
  600129583     ALLEN,WENDI L AL           7086614                    $1,769.48        12        02/01/1998             360
  600129584     FREEMAN,SHEILA W F         7089669                    $2,018.55                  02/01/1998             352
  600129585     DEITEL,BARBARA E           7090844                    $2,258.81                  02/01/1998             353
  600129586     HOOPER,KATHY HOOP          7097094                    $1,653.66        19        02/01/1998             355
  600129587     GOLDENBERG,JUDITH GOL      7111179                    $3,146.47                  02/01/1998             360
  600129588     FIERRO,MARIAN RUT          7113774                    $2,190.64        15        02/01/1998             360
  600129589     JACEY,ARLENE T J           7118695                    $2,507.44                  02/01/1998             360
  600129590     ARCHIE,RUTH E ARC          7119362                    $2,093.85         1        02/01/1998             360
  600129591     DOVGOPOLYI,NICOLE DOV      7119367                    $2,740.92                  02/01/1998             360
  600129592     PATTERSON,KATHY L PA       7120704                    $1,711.15                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129579     INCAMPO,KIMBERLY I                                                                            $400,000.00    N
  600129580     KAUFMAN,JENNIFER R                                                                            $500,000.00    N
  600129581     FITCH,PAMELA C F                                                                              $390,000.00    N
  600129582     GUTIERREZ,LISA GUTIE                                                                          $290,000.00    N
  600129583     ALLEN,WENDI L AL                                                                              $264,000.00    N
  600129584     FREEMAN,SHEILA W F                                                                            $365,000.00    N
  600129585     DEITEL,BARBARA E                                                                              $450,000.00    N
  600129586     HOOPER,KATHY HOOP                                                                             $256,000.00    N
  600129587     GOLDENBERG,JUDITH GOL                                                                         $627,000.00    N
  600129588     FIERRO,MARIAN RUT                                                                             $370,000.00    N
  600129589     JACEY,ARLENE T J                                                                              $685,000.00    N
  600129590     ARCHIE,RUTH E ARC                                                                             $317,500.00    N
  600129591     DOVGOPOLYI,NICOLE DOV                                                                         $570,000.00    N
  600129592     PATTERSON,KATHY L PA                                                                          $299,500.00    N


 (vlegal.ace v1.4)                                                 Page   93
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129593     JOHNSON,SHARON L J         400 RIVERSIDE DR           INDIALANTIC        FL     32903      $999,311.81
  600129594     SANDERS,MARYANNE J         103 HERON'S NEST LN        ST. AUGUSTINE      FL     32084      $386,465.59
  600129595     GRIECO II,DANIEL J G       7600 HUNTER LN             PINELLAS PARK      FL     33782      $314,172.45
  600129596     SHERMAN,MARK L SHE         965NW118TH LANE            CORAL SPRINGS      FL     33071      $318,974.71
  600129597     DUARTE,SUSAN K DU          506 N ALLISON LANE         PLACENTIA          CA     92870      $234,834.14
  600129598     HANNEY,MACDARA M           3738 PINKCKNEY IS CT       JACKSONVILLE       FL     32224      $292,749.84
  600129599     LEWIS,AMY R LEWI           5987 COLONIAL SCOTT        TALLAHASSEE        FL     32308      $229,175.00
  600129600     SCHAFER,CONNIE E S         168 INDIAN MOUND           PLANTATION KEY     FL     33070      $309,781.21
  600129601     LOMSKY,RHODA LEE           3555 AGATE ST              EUGENE             OR     97405      $283,733.94
  600129602     FIORINO,LISA F FIO         505 WILMOT ROAD            NEW ROCHELLE       NY     10804      $262,310.01
  600129603     BANDEL,ANNE BANDE          185 CYPRESS TRACE          TARPON SPRINGS     FL     34689      $329,761.16
  600129604     SCHAECHER,SANDY J SC       210 ARROYO SECO DR         HOLLISTER          CA     95023      $299,782.87
  600129605     STAAB,JAMES A ST           2901 NE26TH PL             FT  LAUDERDALE     FL     33306      $550,000.00
  600129606     REDWINE,PAMELA RED         260 SKYLANE                PITTSBORO          NC     27312      $289,405.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129593     JOHNSON,SHARON L J           7.875      .250    7.625     .0500     7.575     01/01/2028
  600129594     SANDERS,MARYANNE J           7.875      .250    7.625     .0500     7.575     12/01/2027
  600129595     GRIECO II,DANIEL J G         7.625      .250    7.375     .0500     7.325     01/01/2028
  600129596     SHERMAN,MARK L SHE           7.750      .250    7.500     .0500     7.450     01/01/2028
  600129597     DUARTE,SUSAN K DU            7.750      .250    7.500     .0500     7.450     01/01/2028
  600129598     HANNEY,MACDARA M             7.000      .250    6.750     .0500     6.700     01/01/2028
  600129599     LEWIS,AMY R LEWI             7.750      .250    7.500     .0500     7.450     12/01/2027
  600129600     SCHAFER,CONNIE E S           7.750      .250    7.500     .0500     7.450     01/01/2028
  600129601     LOMSKY,RHODA LEE             7.375      .250    7.125     .0500     7.075     01/01/2028
  600129602     FIORINO,LISA F FIO           7.625      .250    7.375     .0500     7.325     01/01/2028
  600129603     BANDEL,ANNE BANDE            7.625      .250    7.375     .0500     7.325     01/01/2028
  600129604     SCHAECHER,SANDY J SC         7.625      .250    7.375     .0500     7.325     01/01/2028
  600129605     STAAB,JAMES A ST             7.500      .250    7.250     .0500     7.200     02/01/2028
  600129606     REDWINE,PAMELA RED           8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129593     JOHNSON,SHARON L J         7120850                    $7,250.69                  02/01/1998             360
  600129594     SANDERS,MARYANNE J         7120888                    $2,806.02        15        02/01/1998             360
  600129595     GRIECO II,DANIEL J G       7122629                    $2,225.30                  02/01/1998             360
  600129596     SHERMAN,MARK L SHE         7122729                    $2,286.79                  02/01/1998             360
  600129597     DUARTE,SUSAN K DU          7123126                    $1,683.57                  02/01/1998             360
  600129598     HANNEY,MACDARA M           7123595                    $1,949.27                  02/01/1998             360
  600129599     LEWIS,AMY R LEWI           7124127                    $1,644.17        15        02/01/1998             360
  600129600     SCHAFER,CONNIE E S         7125191                    $2,220.88                  02/01/1998             360
  600129601     LOMSKY,RHODA LEE           7125253                    $1,961.18                  02/01/1998             360
  600129602     FIORINO,LISA F FIO         7125267                    $1,857.96                  02/01/1998             360
  600129603     BANDEL,ANNE BANDE          7125712                    $2,335.72                  02/01/1998             360
  600129604     SCHAECHER,SANDY J SC       7125724                    $2,123.39                  02/01/1998             360
  600129605     STAAB,JAMES A ST           7125730                    $3,845.68                  02/01/1998             360
  600129606     REDWINE,PAMELA RED         7126055                    $2,124.99                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129593     JOHNSON,SHARON L J                                                                          $1,600,000.00    N
  600129594     SANDERS,MARYANNE J                                                                            $430,000.00    N
  600129595     GRIECO II,DANIEL J G                                                                          $600,000.00    N
  600129596     SHERMAN,MARK L SHE                                                                            $420,000.00    N
  600129597     DUARTE,SUSAN K DU                                                                             $317,500.00    N
  600129598     HANNEY,MACDARA M                                                                              $368,000.00    N
  600129599     LEWIS,AMY R LEWI                                                                              $275,000.00    N
  600129600     SCHAFER,CONNIE E S                                                                            $390,000.00    N
  600129601     LOMSKY,RHODA LEE                                                                              $475,000.00    N
  600129602     FIORINO,LISA F FIO                                                                            $350,000.00    N
  600129603     BANDEL,ANNE BANDE                                                                             $475,000.00    N
  600129604     SCHAECHER,SANDY J SC                                                                          $375,000.00    N
  600129605     STAAB,JAMES A ST                                                                              $910,000.00    N
  600129606     REDWINE,PAMELA RED                                                                            $390,000.00    N


 (vlegal.ace v1.4)                                                 Page   94
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129607     ALIASON,PAUL A ALI         4881 LITTLE BRANHAM        SAN JOSE           CA     95124      $257,929.16
  600129608     ARMSTRONG,PATRICIA J       5410 LIGURIAN DR           SAN JOSE           CA     95138      $463,680.68
  600129609     PROMAN,ROBIN PROM          6383NW23RD WAY             BOCA RATON         FL     33496      $399,717.68
  600129610     BOLTON,MARY BOLTO          24871 PASEO VENDAVAL       LAKE FOREST        CA     92630      $240,854.00
  600129611     FISHER,CAROL A FI          13 CAROLINE LN             OCEAN CITY         NJ     08226      $252,317.25
  600129612     GEWECKE,PAMELA J G         2748 FINLEY                TUSTIN             CA     92782      $253,146.55
  600129613     MEIGGS,RONLA H ME          14035 VOM HEINBERG PL      CHARLOTTE HALL     MD     20622      $242,728.56
  600129614     LAYTON,PAMELA T L          1548 TEAL DRIVE            OCEAN CITY         MD     21842      $488,387.28
  600129615     PIERCE,RUTH BARD           281 LINKSIDE CIR           PONTE VEDRA BEA    FL     32082      $448,000.00
  600129616     HUSAIN,AFSHAN HUS          1795 PONCA COURT           FREMONT            CA     94539      $290,823.71
  600129617     SOLITERMAN,ALINA A SO      128 PEBBLE PLACE           SAN RAMON          CA     94583      $282,828.56
  600129618     CARRICO,KAREN A CA         224 GWINHURST ROAD         KNOXVILLE          TN     37922      $246,098.11
  600129619     MURRAY,ELIZABETH           10051SW68TH STREET         MIAMI              FL     33173      $263,804.07
  600129620     CHRISTOPHER,MARTHA NAV     2175 DEER HOLLOW CIR       LONGWOOD           FL     32779      $259,816.49


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129607     ALIASON,PAUL A ALI           8.250      .250    8.000     .0500     7.950     12/01/2027
  600129608     ARMSTRONG,PATRICIA J         7.875      .250    7.625     .0500     7.575     01/01/2028
  600129609     PROMAN,ROBIN PROM            7.750      .250    7.500     .0500     7.450     01/01/2028
  600129610     BOLTON,MARY BOLTO            8.500      .250    8.250     .0500     8.200     01/01/2028
  600129611     FISHER,CAROL A FI            7.625      .250    7.375     .0500     7.325     01/01/2028
  600129612     GEWECKE,PAMELA J G           8.500      .250    8.250     .0500     8.200     01/01/2028
  600129613     MEIGGS,RONLA H ME            7.750      .250    7.500     .0500     7.450     01/01/2028
  600129614     LAYTON,PAMELA T L            7.500      .250    7.250     .0500     7.200     01/01/2028
  600129615     PIERCE,RUTH BARD             7.125      .250    6.875     .0500     6.825     02/01/2028
  600129616     HUSAIN,AFSHAN HUS            8.500      .250    8.250     .0500     8.200     01/01/2028
  600129617     SOLITERMAN,ALINA A SO        8.500      .250    8.250     .0500     8.200     01/01/2028
  600129618     CARRICO,KAREN A CA           7.000      .250    6.750     .0500     6.700     01/01/2028
  600129619     MURRAY,ELIZABETH             7.500      .250    7.250     .0500     7.200     01/01/2028
  600129620     CHRISTOPHER,MARTHA NAV       7.750      .250    7.500     .0500     7.450     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129607     ALIASON,PAUL A ALI         7126183                    $1,940.53         7        02/01/1998             360
  600129608     ARMSTRONG,PATRICIA J       7126210                    $3,364.33                  02/01/1998             360
  600129609     PROMAN,ROBIN PROM          7126362                    $2,865.65                  02/01/1998             360
  600129610     BOLTON,MARY BOLTO          7126430                    $1,853.09        19        02/01/1998             360
  600129611     FISHER,CAROL A FI          7126562                    $1,787.18                  02/01/1998             360
  600129612     GEWECKE,PAMELA J G         7126597                    $1,947.66        15        02/01/1998             360
  600129613     MEIGGS,RONLA H ME          7126613                    $1,740.17         7        02/01/1998             360
  600129614     LAYTON,PAMELA T L          7126853                    $3,417.42         1        02/01/1998             360
  600129615     PIERCE,RUTH BARD           7126924                    $3,018.26                  02/01/1998             360
  600129616     HUSAIN,AFSHAN HUS          7126995                    $2,237.54                  02/01/1998             360
  600129617     SOLITERMAN,ALINA A SO      7127102                    $2,176.03         1        02/01/1998             360
  600129618     CARRICO,KAREN A CA         7127284                    $1,638.65                  02/01/1998             360
  600129619     MURRAY,ELIZABETH           7127496                    $1,845.93                  02/01/1998             360
  600129620     CHRISTOPHER,MARTHA NAV     7127573                    $1,862.67                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129607     ALIASON,PAUL A ALI                                                                            $287,000.00    N
  600129608     ARMSTRONG,PATRICIA J                                                                          $580,000.00    N
  600129609     PROMAN,ROBIN PROM                                                                             $575,000.00    N
  600129610     BOLTON,MARY BOLTO                                                                             $271,000.00    N
  600129611     FISHER,CAROL A FI                                                                             $420,000.00    N
  600129612     GEWECKE,PAMELA J G                                                                            $285,000.00    N
  600129613     MEIGGS,RONLA H ME                                                                             $270,000.00    N
  600129614     LAYTON,PAMELA T L                                                                             $575,000.00    N
  600129615     PIERCE,RUTH BARD                                                                              $565,000.00    N
  600129616     HUSAIN,AFSHAN HUS                                                                             $400,000.00    N
  600129617     SOLITERMAN,ALINA A SO                                                                         $330,000.00    N
  600129618     CARRICO,KAREN A CA                                                                            $310,000.00    N
  600129619     MURRAY,ELIZABETH                                                                              $330,000.00    N
  600129620     CHRISTOPHER,MARTHA NAV                                                                        $359,000.00    N


 (vlegal.ace v1.4)                                                 Page   95
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129621     HANSEN,ALISON M H          21692 SANTA ANA ROAD       LOS GATOS          CA     95033      $284,777.67
  600129622     HAQUE,SHAZIA HAQ           1786 MANDAN PLACE          FREMONT            CA     94539      $309,816.98
  600129623     MAGHSOUDNIA,NIKOO IRAV     5739 POPPY HILLS PL        SAN JOSE           CA     95138      $649,517.61
  600129624     SIDDIQUI,AUSAF UMAR        800E CHARLESTON RD         PALO ALTO          CA     94303      $337,255.73
  600129625     GALLMANN,ISIN Y GAL        15381 WILLOW DRIVE         LOS GATOS          CA     95032      $307,782.62
  600129626     GROSS,ROBERTA C            6009 FRANKLIN GIBSON RD    TRACYS LANDING     MD     20779      $310,791.33
  600129627     GUPTA,SEEMA GUPT           33635 QUAIL RUN ROAD       FREMONT            CA     94555      $327,806.35
  600129628     WEST,LINDA C               1388 SONNYS WAY            HOLLISTER          CA     95023      $256,500.00
  600129629     HILL,DIANA G HI            14520 DEER PARK COURT      LOS GATOS          CA     95032      $545,114.99
  600129630     ROYZEN,SOFIA ROYZ          1930 SLOAT BLVD            SAN FRANCISCO      CA     94116      $319,250.76
  600129631     COTE,DENISE COT            24970 OKEEFE LANE          LOS ALTOS HILLS    CA     94022      $399,724.72
  600129632     THOMAS,PAULA L TH          524 TIGERTAIL COURT        MARCO ISLAND       FL     34145      $328,767.80
  600129633     DONATELLI,VIVIAN L D       17816 HICKORY MOSS PL      TAMPA              FL     33647      $258,122.24
  600129634     TSAI,WEN-WEN TS            6520 SCOTGROVE DRIVE       RANCHO PALOS VE    CA     90275      $358,771.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129621     HANSEN,ALISON M H            7.250      .250    7.000     .0500     6.950     01/01/2028
  600129622     HAQUE,SHAZIA HAQ             8.625      .250    8.375     .0500     8.325     01/01/2028
  600129623     MAGHSOUDNIA,NIKOO IRAV       7.500      .250    7.250     .0500     7.200     01/01/2028
  600129624     SIDDIQUI,AUSAF UMAR          7.625      .250    7.375     .0500     7.325     01/01/2028
  600129625     GALLMANN,ISIN Y GAL          7.750      .250    7.500     .0500     7.450     01/01/2028
  600129626     GROSS,ROBERTA C              8.000      .250    7.750     .0500     7.700     01/01/2028
  600129627     GUPTA,SEEMA GUPT             8.625      .250    8.375     .0500     8.325     01/01/2028
  600129628     WEST,LINDA C                 7.875      .250    7.625     .0500     7.575     02/01/2028
  600129629     HILL,DIANA G HI              7.750      .250    7.500     .0500     7.450     01/01/2028
  600129630     ROYZEN,SOFIA ROYZ            7.250      .250    7.000     .0500     6.950     01/01/2028
  600129631     COTE,DENISE COT              7.875      .250    7.625     .0500     7.575     01/01/2028
  600129632     THOMAS,PAULA L TH            7.750      .250    7.500     .0500     7.450     01/01/2028
  600129633     DONATELLI,VIVIAN L D         7.875      .250    7.625     .0500     7.575     01/01/2028
  600129634     TSAI,WEN-WEN TS              8.250      .250    8.000     .0500     7.950     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129621     HANSEN,ALISON M H          7127776                    $1,944.21                  02/01/1998             360
  600129622     HAQUE,SHAZIA HAQ           7127862                    $2,411.15                  02/01/1998             360
  600129623     MAGHSOUDNIA,NIKOO IRAV     7127872                    $4,544.90                  02/01/1998             360
  600129624     SIDDIQUI,AUSAF UMAR        7127882                    $2,388.81                  02/01/1998             360
  600129625     GALLMANN,ISIN Y GAL        7127926                    $2,206.55                  02/01/1998             360
  600129626     GROSS,ROBERTA C            7127940                    $2,282.01         1        02/01/1998             360
  600129627     GUPTA,SEEMA GUPT           7128016                    $2,551.16                  02/01/1998             360
  600129628     WEST,LINDA C               7128098                    $1,859.81                  02/01/1998             360
  600129629     HILL,DIANA G HI            7128133                    $3,908.03                  02/01/1998             360
  600129630     ROYZEN,SOFIA ROYZ          7128146                    $2,179.56        14        02/01/1998             360
  600129631     COTE,DENISE COT            7128152                    $2,900.28                  02/01/1998             360
  600129632     THOMAS,PAULA L TH          7128242                    $2,357.00                  02/01/1998             360
  600129633     DONATELLI,VIVIAN L D       7128293                    $1,872.85         1        02/01/1998             360
  600129634     TSAI,WEN-WEN TS            7128601                    $2,697.05                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129621     HANSEN,ALISON M H                                                                             $390,000.00    N
  600129622     HAQUE,SHAZIA HAQ                                                                              $455,000.00    N
  600129623     MAGHSOUDNIA,NIKOO IRAV                                                                      $1,100,000.00    N
  600129624     SIDDIQUI,AUSAF UMAR                                                                           $450,000.00    N
  600129625     GALLMANN,ISIN Y GAL                                                                           $385,000.00    N
  600129626     GROSS,ROBERTA C                                                                               $345,900.00    N
  600129627     GUPTA,SEEMA GUPT                                                                              $410,000.00    N
  600129628     WEST,LINDA C                                                                                  $410,000.00    N
  600129629     HILL,DIANA G HI                                                                             $1,300,000.00    N
  600129630     ROYZEN,SOFIA ROYZ                                                                             $355,000.00    N
  600129631     COTE,DENISE COT                                                                             $2,600,000.00    N
  600129632     THOMAS,PAULA L TH                                                                             $540,000.00    N
  600129633     DONATELLI,VIVIAN L D                                                                          $290,000.00    N
  600129634     TSAI,WEN-WEN TS                                                                               $530,000.00    N


 (vlegal.ace v1.4)                                                 Page   96
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129635     MARTINEZ,PEGGY ANNE        5887 KILLARNEY CIR         SAN JOSE           CA     95138      $415,683.46
  600129636     LOCH,SANDRA J L            2124 SILVER LEAF CT        LONGWOOD           FL     32779      $277,646.78
  600129637     BAUM,CYNTHIA G             16923 HORN POINT DR        GAITHERSBURG       MD     20878      $242,824.12
  600129638     HORTON,FRANCES HO          24676 PASEO DE TORONT      YORBA LINDA        CA     92887      $354,256.04
  600129640     KIM,DAVID KIM              429 S MANSFIELD AVE        LOS ANGELES        CA     90036      $257,817.91
  600129641     HEVENER,APRIL C HE         2606 FAIRFIELD ST          SAN DIEGO          CA     92110      $275,200.00
  600129642     SMITH,MICHELLE A           2760 GOLD MEADOW CT        SAN JOSE           CA     95135      $442,879.22
  600129643     CASTRO,MARINA D C          1640 GRAND TETON DR        MILPITAS           CA     95035      $254,510.98
  600129644     KURLAND,KEITH KURL         1643 BRICKELL AVE          MIAMI              FL     33129      $571,436.11
  600129645     ZIFFER,LAURA S ZI          1455 CALAVERAS AVE         SAN JOSE           CA     95126      $400,000.00
  600129646     JOHNSON,DONALD L           20460 VIA BURGOS           YORBA LINDA        CA     92887      $333,000.00
  600129647     STRAUSS,MISCHELLE          3900 FOXCROFT RD           LITTLE ROCK        AR     72227      $324,764.77
  600129648     SCHMIDT,SHERYL S S         643 MASSAPOAG AVE          SHARON             MA     02067      $238,834.07
  600129649     CAMPBELL,DONALD S          81 SENDERO VERDE           SAN ANTONIO        TX     78261      $244,818.17


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129635     MARTINEZ,PEGGY ANNE          7.375      .250    7.125     .0500     7.075     01/01/2028
  600129636     LOCH,SANDRA J L              7.875      .250    7.625     .0500     7.575     01/01/2028
  600129637     BAUM,CYNTHIA G               7.625      .250    7.375     .0500     7.325     01/01/2028
  600129638     HORTON,FRANCES HO            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129640     KIM,DAVID KIM                7.750      .250    7.500     .0500     7.450     01/01/2028
  600129641     HEVENER,APRIL C HE           7.875      .250    7.625     .0500     7.575     02/01/2028
  600129642     SMITH,MICHELLE A             7.625      .250    7.375     .0500     7.325     01/01/2028
  600129643     CASTRO,MARINA D C            7.500      .250    7.250     .0500     7.200     01/01/2028
  600129644     KURLAND,KEITH KURL           7.625      .250    7.375     .0500     7.325     01/01/2028
  600129645     ZIFFER,LAURA S ZI            7.750      .250    7.500     .0500     7.450     02/01/2028
  600129646     JOHNSON,DONALD L             8.125      .250    7.875     .0500     7.825     02/01/2028
  600129647     STRAUSS,MISCHELLE            7.625      .250    7.375     .0500     7.325     01/01/2028
  600129648     SCHMIDT,SHERYL S S           8.375      .250    8.125     .0500     8.075     07/01/2027
  600129649     CAMPBELL,DONALD S            7.500      .250    7.250     .0500     7.200     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129635     MARTINEZ,PEGGY ANNE        7128806                    $2,873.21                  02/01/1998             360
  600129636     LOCH,SANDRA J L            7128932                    $2,015.69                  02/01/1998             360
  600129637     BAUM,CYNTHIA G             7129348                    $1,719.94         7        02/01/1998             360
  600129638     HORTON,FRANCES HO          7129517                    $2,570.38                  02/01/1998             360
  600129640     KIM,DAVID KIM              7130171                    $1,848.35         1        02/01/1998             360
  600129641     HEVENER,APRIL C HE         7130290                    $1,995.40                  02/01/1998             360
  600129642     SMITH,MICHELLE A           7130370                    $3,136.95                  02/01/1998             360
  600129643     CASTRO,MARINA D C          7130632                    $1,780.90         7        02/01/1998             360
  600129644     KURLAND,KEITH KURL         7130660                    $4,047.52                  02/01/1998             360
  600129645     ZIFFER,LAURA S ZI          7131315                    $2,865.65                  02/01/1998             360
  600129646     JOHNSON,DONALD L           7131875                    $2,472.52                  02/01/1998             360
  600129647     STRAUSS,MISCHELLE          8134092                    $2,300.33                  02/01/1998             360
  600129648     SCHMIDT,SHERYL S S         8192442                    $1,823.42                  02/01/1998             360
  600129649     CAMPBELL,DONALD S          8239882                    $1,713.08                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129635     MARTINEZ,PEGGY ANNE                                                                           $530,000.00    N
  600129636     LOCH,SANDRA J L                                                                               $450,000.00    N
  600129637     BAUM,CYNTHIA G                                                                                $270,000.00    N
  600129638     HORTON,FRANCES HO                                                                             $445,000.00    N
  600129640     KIM,DAVID KIM                                                                                 $310,000.00    N
  600129641     HEVENER,APRIL C HE                                                                            $344,000.00    N
  600129642     SMITH,MICHELLE A                                                                              $561,500.00    N
  600129643     CASTRO,MARINA D C                                                                             $285,000.00    N
  600129644     KURLAND,KEITH KURL                                                                            $762,500.00    N
  600129645     ZIFFER,LAURA S ZI                                                                             $565,000.00    N
  600129646     JOHNSON,DONALD L                                                                              $440,000.00    N
  600129647     STRAUSS,MISCHELLE                                                                             $420,000.00    N
  600129648     SCHMIDT,SHERYL S S                                                                            $307,000.00    N
  600129649     CAMPBELL,DONALD S                                                                             $359,000.00    N


 (vlegal.ace v1.4)                                                 Page   97
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129650     HORAN,LINDA E HO           144 WASHINGTON ST.         GOLDEN             CO     80403      $299,144.80
  600129651     NIGHTENGALE,JENNIFER L     2510 E 34TH ST             TULSA              OK     74105      $334,303.82
  600129652     HARM,ALLAN G HA            7802 MOLOKAI DR            PAPILLION          NE     68064      $318,968.97
  600129653     ORLANDO,LOUIS A            708NESILVERLEAF PLAC       LEES SUMMIT        MO     64064      $279,418.13
  600129654     FISCHER,MARY M FIS         42 SADDLE RIDGE RD         SUDBURY            MA     01776      $259,807.04
  600129655     MCLEOD,DIANE J MC          445 CHARGIN DRIVE          MORGAN HILL        CA     95037      $251,826.58
  600129656     ROST,GREGORY S             7815 ROANOKE STREET        PHILADELPHIA       PA     19118      $236,437.17
  600129657     CHATTERJEE,PRITHA CHA      319 EL PORTAL WAY          SAN JOSE           CA     95110      $259,811.82
  600129658     SKEEN,CHRISTINE            402 YELOOWSTONE DR         MORGAN HILL        CA     95037      $359,726.07
  600129659     ALEXANDER,PETER T          7910 KEPLER DR             CHEYENNE           WY     82009      $346,761.20
  600129660     REINHART,CHARLES RE        60 THERESA STREET          SAN FRANCISCO      CA     94112      $250,831.58
  600129661     FORRESTER,MEGAN M FO       89 SAN PABLO AVE           SAN FRANCISCO      CA     94127      $503,644.28
  600129662     GIBSON,HELEN D GI          4240SE94TH AVENUE          MERCER ISLAND      WA     98040      $244,822.68
  600129663     CHOU,KATHERINE             3 BAYLEAF LANE             IRVINE             CA     92620      $431,123.42


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129650     HORAN,LINDA E HO             7.750      .250    7.500     .0500     7.450     10/01/2027
  600129651     NIGHTENGALE,JENNIFER L       7.875      .250    7.625     .0500     7.575     11/01/2027
  600129652     HARM,ALLAN G HA              7.625      .250    7.375     .0500     7.325     01/01/2028
  600129653     ORLANDO,LOUIS A              7.875      .250    7.625     .0500     7.575     11/01/2027
  600129654     FISCHER,MARY M FIS           7.500      .250    7.250     .0500     7.200     01/01/2028
  600129655     MCLEOD,DIANE J MC            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129656     ROST,GREGORY S               7.875      .250    7.625     .0500     7.575     01/01/2028
  600129657     CHATTERJEE,PRITHA CHA        7.625      .250    7.375     .0500     7.325     01/01/2028
  600129658     SKEEN,CHRISTINE              7.375      .250    7.125     .0500     7.075     01/01/2028
  600129659     ALEXANDER,PETER T            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129660     REINHART,CHARLES RE          8.000      .250    7.750     .0500     7.700     01/01/2028
  600129661     FORRESTER,MEGAN M FO         7.750      .250    7.500     .0500     7.450     01/01/2028
  600129662     GIBSON,HELEN D GI            7.625      .250    7.375     .0500     7.325     01/01/2028
  600129663     CHOU,KATHERINE               7.250      .250    7.000     .0500     6.950     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129650     HORAN,LINDA E HO           8748712                    $2,149.24                  02/01/1998             360
  600129651     NIGHTENGALE,JENNIFER L     8781052                    $2,428.98                  02/01/1998             360
  600129652     HARM,ALLAN G HA            8789242                    $2,259.28                  02/01/1998             360
  600129653     ORLANDO,LOUIS A            8791632                    $2,030.19                  02/01/1998             360
  600129654     FISCHER,MARY M FIS         8840672                    $1,817.96                  02/01/1998             360
  600129655     MCLEOD,DIANE J MC          8845612                    $1,827.18                  02/01/1998             360
  600129656     ROST,GREGORY S             8846852                    $1,715.52        14        02/01/1998             360
  600129657     CHATTERJEE,PRITHA CHA      9013562                    $1,840.26                  02/01/1998             360
  600129658     SKEEN,CHRISTINE            9018152                    $2,486.43                  02/01/1998             360
  600129659     ALEXANDER,PETER T          9130402                    $2,516.00                  02/01/1998             360
  600129660     REINHART,CHARLES RE        9137922                    $1,841.75        19        02/01/1998             360
  600129661     FORRESTER,MEGAN M FO       9145842                    $3,610.72                  02/01/1998             360
  600129662     GIBSON,HELEN D GI          9153242                    $1,734.09                  02/01/1998             360
  600129663     CHOU,KATHERINE             9166022                    $2,943.32                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129650     HORAN,LINDA E HO                                                                              $377,000.00    N
  600129651     NIGHTENGALE,JENNIFER L                                                                        $450,000.00    N
  600129652     HARM,ALLAN G HA                                                                               $400,000.00    N
  600129653     ORLANDO,LOUIS A                                                                               $365,000.00    N
  600129654     FISCHER,MARY M FIS                                                                            $623,000.00    N
  600129655     MCLEOD,DIANE J MC                                                                             $335,000.00    N
  600129656     ROST,GREGORY S                                                                                $285,000.00    N
  600129657     CHATTERJEE,PRITHA CHA                                                                         $330,000.00    N
  600129658     SKEEN,CHRISTINE                                                                               $475,000.00    N
  600129659     ALEXANDER,PETER T                                                                             $585,000.00    N
  600129660     REINHART,CHARLES RE                                                                           $279,000.00    N
  600129661     FORRESTER,MEGAN M FO                                                                          $630,000.00    N
  600129662     GIBSON,HELEN D GI                                                                             $475,000.00    N
  600129663     CHOU,KATHERINE                                                                                $540,000.00    N


 (vlegal.ace v1.4)                                                 Page   98
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129664     JALILI-FARSHCHI,SHIDA JAL  3 NORTHVIEW LANE           SAN RAFAEL         CA     94903      $247,046.35
  600129665     SULLIVAN,CATHERINE         115 JORDAN AVENUE          SAN ANSELMO        CA     94960      $312,556.75
  600129666     WADDELL,ROBIN L WA         2800 SIMONDALE DR          FORT WORTH         TX     76109      $317,886.56
  600129667     GERSCH,NICHOLAS J          5700 M 66 HIGHWAY          CHARLEVOIX         MI     49720      $502,154.18
  600129668     NIGH,JENNIFER N            178 BELWOOD GATEWAY        LOS GATOS          CA     95032      $394,121.64
  600129669     MARTIN,PAULA B MA          110 NORTHWEST AVE          WENONAH            NJ     08090      $230,819.80
  600129670     KAYE,MICHELLE M            46 ECHO AVE                CORTE MADERA       CA     94925      $226,981.42
  600129671     TOWNER,LIESL C TO          1048 SONOMA AVENUE         MENLO PARK         CA     94025      $433,701.32
  600129672     SPRINGER,DEBORAH SP        4205 SEWILLOW BEND CT      DECATUR            AL     35603      $245,113.35
  600129673     BOYCE,VANESSA K            3249 PEPPER RIDGE          MAUMEE             OH     43537      $271,803.13
  600129674     LONDON,VALERIE E           1601 N STANLEY AVE         LOS ANGELES        CA     90046      $371,250.00
  600129675     SKAFF,VICTORIA B           1609 TETER RD              CHARLESTON         WV     25314      $299,765.97
  600129676     GRAFF,HOLLY A GR           419 HEATHGATE              CINCINNATI         OH     45230      $349,752.98
  600129677     PHELPS,JEANINE PH          2095 EILENE DRIVE          PLEASANTON         CA     94588      $247,333.93


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129664     JALILI-FARSHCHI,SHIDA JAL    8.375      .250    8.125     .0500     8.075     01/01/2028
  600129665     SULLIVAN,CATHERINE           7.750      .250    7.500     .0500     7.450     12/01/2027
  600129666     WADDELL,ROBIN L WA           8.000      .250    7.750     .0500     7.700     01/01/2028
  600129667     GERSCH,NICHOLAS J            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129668     NIGH,JENNIFER N              7.750      .250    7.500     .0500     7.450     01/01/2028
  600129669     MARTIN,PAULA B MA            7.250      .250    7.000     .0500     6.950     01/01/2028
  600129670     KAYE,MICHELLE M              7.500      .250    7.250     .0500     7.200     01/01/2028
  600129671     TOWNER,LIESL C TO            7.875      .250    7.625     .0500     7.575     01/01/2028
  600129672     SPRINGER,DEBORAH SP          7.375      .250    7.125     .0500     7.075     01/01/2028
  600129673     BOYCE,VANESSA K              7.625      .250    7.375     .0500     7.325     01/01/2028
  600129674     LONDON,VALERIE E             7.500      .250    7.250     .0500     7.200     02/01/2028
  600129675     SKAFF,VICTORIA B             7.250      .250    7.000     .0500     6.950     01/01/2028
  600129676     GRAFF,HOLLY A GR             7.750      .250    7.500     .0500     7.450     01/01/2028
  600129677     PHELPS,JEANINE PH            8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129664     JALILI-FARSHCHI,SHIDA JAL  9216152                    $1,878.90                  02/01/1998             360
  600129665     SULLIVAN,CATHERINE         9220452                    $2,242.37        14        02/01/1998             360
  600129666     WADDELL,ROBIN L WA         9224842                    $2,334.11                  02/01/1998             360
  600129667     GERSCH,NICHOLAS J          9225332                    $3,643.47                  02/01/1998             360
  600129668     NIGH,JENNIFER N            9228372                    $2,825.53                  02/01/1998             360
  600129669     MARTIN,PAULA B MA          9228662                    $1,575.83                  02/01/1998             360
  600129670     KAYE,MICHELLE M            9232162                    $1,588.27                  02/01/1998             360
  600129671     TOWNER,LIESL C TO          9232432                    $3,146.81                  02/01/1998             360
  600129672     SPRINGER,DEBORAH SP        9233502                    $1,694.23                  02/01/1998             360
  600129673     BOYCE,VANESSA K            9239122                    $1,925.20                  02/01/1998             360
  600129674     LONDON,VALERIE E           9239282                    $2,595.83                  02/01/1998             360
  600129675     SKAFF,VICTORIA B           9239512                    $2,046.53                  02/01/1998             360
  600129676     GRAFF,HOLLY A GR           9240382                    $2,507.44        12        02/01/1998             360
  600129677     PHELPS,JEANINE PH          9241692                    $1,816.07                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129664     JALILI-FARSHCHI,SHIDA JAL                                                                     $340,000.00    N
  600129665     SULLIVAN,CATHERINE                                                                            $349,000.00    N
  600129666     WADDELL,ROBIN L WA                                                                            $500,000.00    N
  600129667     GERSCH,NICHOLAS J                                                                             $670,000.00    N
  600129668     NIGH,JENNIFER N                                                                               $510,000.00    N
  600129669     MARTIN,PAULA B MA                                                                             $308,000.00    N
  600129670     KAYE,MICHELLE M                                                                               $290,000.00    N
  600129671     TOWNER,LIESL C TO                                                                             $550,000.00    N
  600129672     SPRINGER,DEBORAH SP                                                                           $327,500.00    N
  600129673     BOYCE,VANESSA K                                                                               $340,000.00    N
  600129674     LONDON,VALERIE E                                                                              $515,000.00    N
  600129675     SKAFF,VICTORIA B                                                                              $500,000.00    N
  600129676     GRAFF,HOLLY A GR                                                                              $390,000.00    Y
  600129677     PHELPS,JEANINE PH                                                                             $319,000.00    N


 (vlegal.ace v1.4)                                                 Page   99
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129678     CANTRELL,MARK J            2609 BUNKER HILL           MCKINNEY           TX     75070      $291,777.81
  600129679     FILLER,TRACY A FI          723 BARBARA AVENUE         SOLANA BEACH       CA     92075      $427,682.36
  600129680     NORCIA,JENNIFER F          2246 CORONET DRIVE         SAN JOSE           CA     95124      $408,688.78
  600129681     VINCENT,BARRY K VI         1803 E SAWGRASS CIRCLE     DRAPER             UT     84020      $358,583.68
  600129682     JEZEK,T LAVERNE            2509 E CROSSING DR         EDMOND             OK     73013      $239,830.61
  600129683     DUARTE,DIANE V DU          255 W CHANNEL ROAD         SANTA MONICA       CA     90402      $420,687.56
  600129684     STOCKWELL,VICTORIA J       7 TYLER ST                 NOVATO             CA     94947      $277,803.79
  600129685     CRANDALL,DIANNE J C        104 DEER CREEK CIR         PELHAM             AL     35124      $265,000.00
  600129686     JOHNSON,MIRIAM D J         14255 NE209TH AVE          WOODINVILLE        WA     98072      $275,784.69
  600129687     KENEALY,HEATHER P          142 CYPRESS PT ROAD        HALF MOON BAY      CA     94019      $523,630.17
  600129688     GRAND,JULIE M GR           4177 DEL MAR TRLS RD       SAN DIEGO          CA     92130      $261,819.69
  600129689     LAMPE,TIMOTHY LA           33661 MARLINSPIKE DR       DANA POINT         CA     92629      $267,000.00
  600129690     CHANDLER,DAVID M CH        1542 MONMOUTH DRIVE        SAN DIEGO          CA     92109      $278,000.00
  600129691     KRAUTH,WENDY G KR          1208 LIMERIDGE DRIVE       CONCORD            CA     94518      $269,794.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129678     CANTRELL,MARK J              7.375      .250    7.125     .0500     7.075     01/01/2028
  600129679     FILLER,TRACY A FI            7.500      .250    7.250     .0500     7.200     01/01/2028
  600129680     NORCIA,JENNIFER F            7.375      .250    7.125     .0500     7.075     01/01/2028
  600129681     VINCENT,BARRY K VI           7.500      .250    7.250     .0500     7.200     01/01/2028
  600129682     JEZEK,T LAVERNE              7.750      .250    7.500     .0500     7.450     01/01/2028
  600129683     DUARTE,DIANE V DU            7.500      .250    7.250     .0500     7.200     01/01/2028
  600129684     STOCKWELL,VICTORIA J         7.750      .250    7.500     .0500     7.450     01/01/2028
  600129685     CRANDALL,DIANNE J C          7.250      .250    7.000     .0500     6.950     02/01/2028
  600129686     JOHNSON,MIRIAM D J           7.250      .250    7.000     .0500     6.950     01/01/2028
  600129687     KENEALY,HEATHER P            7.750      .250    7.500     .0500     7.450     01/01/2028
  600129688     GRAND,JULIE M GR             7.875      .250    7.625     .0500     7.575     01/01/2028
  600129689     LAMPE,TIMOTHY LA             7.250      .250    7.000     .0500     6.950     02/01/2028
  600129690     CHANDLER,DAVID M CH          8.125      .250    7.875     .0500     7.825     02/01/2028
  600129691     KRAUTH,WENDY G KR            7.375      .250    7.125     .0500     7.075     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129678     CANTRELL,MARK J            9245542                    $2,016.77                  02/01/1998             360
  600129679     FILLER,TRACY A FI          9247082                    $2,992.64                  02/01/1998             360
  600129680     NORCIA,JENNIFER F          9248002                    $2,824.86                  02/01/1998             360
  600129681     VINCENT,BARRY K VI         9249902                    $2,509.13        14        02/01/1998             360
  600129682     JEZEK,T LAVERNE            9250002                    $1,719.39                  02/01/1998             360
  600129683     DUARTE,DIANE V DU          9252672                    $2,943.69                  02/01/1998             360
  600129684     STOCKWELL,VICTORIA J       9253692                    $1,991.63                  02/01/1998             360
  600129685     CRANDALL,DIANNE J C        9254392                    $1,807.77                  02/01/1998             360
  600129686     JOHNSON,MIRIAM D J         9255682                    $1,882.81                  02/01/1998             360
  600129687     KENEALY,HEATHER P          9260252                    $3,753.99                  02/01/1998             360
  600129688     GRAND,JULIE M GR           9261302                    $1,899.68                  02/01/1998             360
  600129689     LAMPE,TIMOTHY LA           9263912                    $1,821.41                  02/01/1998             360
  600129690     CHANDLER,DAVID M CH        9270592                    $2,064.14                  02/01/1998             360
  600129691     KRAUTH,WENDY G KR          9275632                    $1,864.82         1        02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129678     CANTRELL,MARK J                                                                               $365,000.00    N
  600129679     FILLER,TRACY A FI                                                                             $535,000.00    N
  600129680     NORCIA,JENNIFER F                                                                             $523,000.00    N
  600129681     VINCENT,BARRY K VI                                                                            $403,000.00    N
  600129682     JEZEK,T LAVERNE                                                                               $565,000.00    N
  600129683     DUARTE,DIANE V DU                                                                             $575,000.00    N
  600129684     STOCKWELL,VICTORIA J                                                                          $415,000.00    N
  600129685     CRANDALL,DIANNE J C                                                                           $337,000.00    N
  600129686     JOHNSON,MIRIAM D J                                                                            $345,000.00    N
  600129687     KENEALY,HEATHER P                                                                             $655,000.00    N
  600129688     GRAND,JULIE M GR                                                                              $345,000.00    N
  600129689     LAMPE,TIMOTHY LA                                                                              $345,000.00    N
  600129690     CHANDLER,DAVID M CH                                                                           $360,000.00    N
  600129691     KRAUTH,WENDY G KR                                                                             $300,000.00    N


 (vlegal.ace v1.4)                                                 Page  100
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129692     SCHREYER,MARY NANCY        568 KELLY WAY              PALO ALTO          CA     94306      $399,400.00
  600129693     LIVINGSTON,ALLISON LI      145 RIVIERA DRIVE          APTOS              CA     95003      $269,789.37
  600129694     CAREY,JOY B CARE           2502 LAS GALLINAS          SAN RAFAEL         CA     94903      $248,815.21
  600129695     JONES,M ADELE JO           4447 N BAY RD              MIAMI BEACH        FL     33140      $396,746.85
  600129696     GOODWIN,LORRAINE G         194 OAK HILL CIR           CONCORD            MA     01742      $291,804.07
  600129697     MORRISON,TONI K MOR        927 WOOD PINE CT           COLUMBUS           GA     31904      $265,507.69
  600129698     SPECK,HELEN ANES           1245 WHISPER HIGHLDS       ESCONDIDO          CA     92027      $271,798.14
  600129699     HALL,FRANCELLA             200 ROUNDHILL RD           TIBURON            CA     94920      $564,570.09
  600129700     GOULD,DEBRA I GO           1061 LUCOT WAY             CAMPBELL           CA     95008      $438,000.00
  600129701     HUTCHINS,RONALD W H        ROUTE 24                   HARPSWELL          ME     04003      $250,000.00
  600129702     LAMA,CELESTE LA            601 CHAMPIONS DR           MCDONOUGH          GA     30253      $308,000.00
  600129703     SMITH,CHARLETTE            4139 W RINCON AVENUE       CAMPBELL           CA     95008      $231,000.00
  600129704     STONE,JUNE C STO           30510 VIA CANTAMAR         ESCONDIDO          CA     92026      $384,754.50
  600129706     WALSH,KELLEEN M            85 FAIRWAY LN              LITTLETON          CO     80123      $279,797.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129692     SCHREYER,MARY NANCY          7.750      .250    7.500     .0500     7.450     02/01/2028
  600129693     LIVINGSTON,ALLISON LI        7.250      .250    7.000     .0500     6.950     01/01/2028
  600129694     CAREY,JOY B CARE             7.500      .250    7.250     .0500     7.200     01/01/2028
  600129695     JONES,M ADELE JO             8.250      .250    8.000     .0500     7.950     01/01/2028
  600129696     GOODWIN,LORRAINE G           8.000      .250    7.750     .0500     7.700     01/01/2028
  600129697     MORRISON,TONI K MOR          7.625      .250    7.375     .0500     7.325     01/01/2028
  600129698     SPECK,HELEN ANES             7.500      .250    7.250     .0500     7.200     01/01/2028
  600129699     HALL,FRANCELLA               7.375      .250    7.125     .0500     7.075     01/01/2028
  600129700     GOULD,DEBRA I GO             7.875      .250    7.625     .0500     7.575     02/01/2028
  600129701     HUTCHINS,RONALD W H          7.875      .250    7.625     .0500     7.575     02/01/2028
  600129702     LAMA,CELESTE LA              7.500      .250    7.250     .0500     7.200     02/01/2028
  600129703     SMITH,CHARLETTE              7.625      .250    7.375     .0500     7.325     02/01/2028
  600129704     STONE,JUNE C STO             8.250      .250    8.000     .0500     7.950     01/01/2028
  600129706     WALSH,KELLEEN M              7.625      .250    7.375     .0500     7.325     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129692     SCHREYER,MARY NANCY        9275882                    $2,861.35                  02/01/1998             360
  600129693     LIVINGSTON,ALLISON LI      9280742                    $1,841.88                  02/01/1998             360
  600129694     CAREY,JOY B CARE           9281392                    $1,741.04                  02/01/1998             360
  600129695     JONES,M ADELE JO           9281682                    $2,982.53                  02/01/1998             360
  600129696     GOODWIN,LORRAINE G         9286182                    $2,142.60        19        02/01/1998             360
  600129697     MORRISON,TONI K MOR        9287882                    $1,880.61                  02/01/1998             360
  600129698     SPECK,HELEN ANES           9292772                    $1,901.87        12        02/01/1998             360
  600129699     HALL,FRANCELLA             9293852                    $3,902.31                  02/01/1998             360
  600129700     GOULD,DEBRA I GO           9298772                    $3,175.80                  02/01/1998             360
  600129701     HUTCHINS,RONALD W H        9302982                    $1,812.68                  02/01/1998             360
  600129702     LAMA,CELESTE LA            9304142                    $2,153.58                  02/01/1998             360
  600129703     SMITH,CHARLETTE            9311452                    $1,635.00                  02/01/1998             360
  600129704     STONE,JUNE C STO           9312742                    $2,892.38                  02/01/1998             360
  600129706     WALSH,KELLEEN M            9319142                    $1,981.82                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129692     SCHREYER,MARY NANCY                                                                           $551,000.00    N
  600129693     LIVINGSTON,ALLISON LI                                                                         $338,000.00    N
  600129694     CAREY,JOY B CARE                                                                              $320,000.00    N
  600129695     JONES,M ADELE JO                                                                              $500,000.00    N
  600129696     GOODWIN,LORRAINE G                                                                            $345,000.00    N
  600129697     MORRISON,TONI K MOR                                                                           $335,000.00    N
  600129698     SPECK,HELEN ANES                                                                              $320,000.00    N
  600129699     HALL,FRANCELLA                                                                              $1,050,000.00    N
  600129700     GOULD,DEBRA I GO                                                                              $625,000.00    N
  600129701     HUTCHINS,RONALD W H                                                                           $360,000.00    N
  600129702     LAMA,CELESTE LA                                                                               $385,000.00    N
  600129703     SMITH,CHARLETTE                                                                               $325,000.00    N
  600129704     STONE,JUNE C STO                                                                              $510,000.00    N
  600129706     WALSH,KELLEEN M                                                                               $350,000.00    N


 (vlegal.ace v1.4)                                                 Page  101
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129707     LEPIANE,LEONARD G          2076 ELLEN AVENUE          SAN JOSE           CA     95125      $279,000.00
  600129708     KNOCK,SARAH L KN           84 MAQUOIT DR              FREEPORT           ME     04032      $279,000.00
  600129709     HARMS,EVELYN HAR           1837 SEADRIFT DRIVE        NEWPORT BEACH      CA     92625      $509,000.00
  600129710     HASSANI,DEBRA L HA         11132 MARTHA ANN DR        LOS ALAMITOS       CA     90720      $268,000.00
  600129712     PARTIDA,SONCEE R P         1381 CAMINITO BATEA        LA JOLLA           CA     92037      $633,000.00
  600129740     KINNAMON,SUE C             2053 SUMMITVIEW DR         LONGMONT           CO     80501      $259,258.81
  600129743     GURREAU,YULE B             9205 BALBOA ROAD           ATASCADERO         CA     93422      $257,300.60
  600129744     GARLAND,BARBARA LE         6004 PARK CREST DR         CHINO HILLS        CA     91709      $249,698.12
  600129756     BALSAM                     15469 NW 83RD PL           MIAMI              FL     33016      $226,792.16
  600129757     LEOW                       905 TARAY DE AVILA         TAMPA              FL     33613      $263,354.42
  600129758     ROTH                       2361 WEST STEEPLE CHASE C  LIBERTYVILLE       IL     60048      $297,642.37
  610000046     DAVID/JEAN      QUIGLEY/   210 ACARI DRIVE            LOS ANGELES        CA     90049      $560,341.80
  610000059     GEORGE,GEORGENE MITSANAS   405 VIA LA SELVA           TORRANCE           CA     90277      $513,874.65


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129707     LEPIANE,LEONARD G            7.750      .250    7.500     .0500     7.450     02/01/2028
  600129708     KNOCK,SARAH L KN             7.875      .250    7.625     .0500     7.575     02/01/2028
  600129709     HARMS,EVELYN HAR             7.750      .250    7.500     .0500     7.450     02/01/2028
  600129710     HASSANI,DEBRA L HA           7.875      .250    7.625     .0500     7.575     02/01/2028
  600129712     PARTIDA,SONCEE R P           7.750      .250    7.500     .0500     7.450     02/01/2028
  600129740     KINNAMON,SUE C               7.750      .250    7.500     .0500     7.450     10/01/2027
  600129743     GURREAU,YULE B               8.000      .250    7.750     .0500     7.700     10/01/2027
  600129744     GARLAND,BARBARA LE           8.000      .250    7.750     .0500     7.700     09/01/2027
  600129756     BALSAM                       7.250      .250    7.000     .0500     6.950     02/01/2023
  600129757     LEOW                         7.100      .250    6.850     .0500     6.800     04/01/2024
  600129758     ROTH                         7.750      .250    7.500     .0500     7.450     11/01/2018
  610000046     DAVID/JEAN      QUIGLEY/     7.500      .250    7.250     .0500     7.200     11/01/2027
  610000059     GEORGE,GEORGENE MITSANAS     7.625      .250    7.375     .0500     7.325     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129707     LEPIANE,LEONARD G          9322072                    $1,998.79                  02/01/1998             360
  600129708     KNOCK,SARAH L KN           9330792                    $2,022.95        14        02/01/1998             360
  600129709     HARMS,EVELYN HAR           9344882                    $3,646.54                  02/01/1998             360
  600129710     HASSANI,DEBRA L HA         9345102                    $1,943.19                  02/01/1998             360
  600129712     PARTIDA,SONCEE R P         9353402                    $4,534.89                  02/01/1998             360
  600129740     KINNAMON,SUE C             7101249                    $1,862.68                  02/01/1998             360
  600129743     GURREAU,YULE B             8782222                    $1,893.11                  02/01/1998             360
  600129744     GARLAND,BARBARA LE         8958122                    $1,838.45         2        02/01/1998             360
  600129756     BALSAM                     34780                      $1,639.27         2        02/01/1998             360
  600129757     LEOW                       39150                      $1,848.10                  02/01/1998             360
  600129758     ROTH                       14180                      $2,406.76                  02/01/1998             360
  610000046     DAVID/JEAN      QUIGLEY/   0092469640                 $3,926.79                  02/01/1998             360
  610000059     GEORGE,GEORGENE MITSANAS   0092469658                 $3,645.14                  02/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129707     LEPIANE,LEONARD G                                                                             $405,000.00    N
  600129708     KNOCK,SARAH L KN                                                                              $315,000.00    N
  600129709     HARMS,EVELYN HAR                                                                              $728,000.00    N
  600129710     HASSANI,DEBRA L HA                                                                            $345,000.00    N
  600129712     PARTIDA,SONCEE R P                                                                            $810,000.00    N
  600129740     KINNAMON,SUE C                                                                                $327,000.00    N
  600129743     GURREAU,YULE B                                                                                $323,000.00    N
  600129744     GARLAND,BARBARA LE                                                                            $280,000.00    N
  600129756     BALSAM                                                                                        $267,000.00    N
  600129757     LEOW                                                                                          $475,000.00    N
  600129758     ROTH                                                                                          $410,000.00    N
  610000046     DAVID/JEAN      QUIGLEY/    .00       .00       .00       .000        .250          .300      $702,000.00    N
  610000059     GEORGE,GEORGENE MITSANAS    .00       .00       .00       .000        .250          .300      $650,000.00    N


 (vlegal.ace v1.4)                                                 Page  102
 RUN DATE:  02/25/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:37:21               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/01/1998

 POOL NUMBER:          1420    POOL NAME:      1998-2 Group 5

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
                   -----       -------         -------------    -------------    --------------    -------------
 ** POOL
 ** TOTAL                1413             2   446,471,007.46    624,056,341.17   447,348,595.67     3,227,958.50


     NOTE: The Group V Loans identified above by loan numbers 600118183 through 600119489 and loan numbers 600125037 through 600126512 are the Class V-X-2 Premium Rate Mortgage Loans. The remaining Group V Loans are the Class V-X-1 Premium Rate Mortgage Loans.

                                                                 Exhibit E

                               SELLING AND SERVICING

                                      CONTRACT

          This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                    WITNESSETH:

          WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

          WHEREAS, Seller has received the Buyers Selling Guide and the Buyers Servicing Guide (the "Guides");

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

          1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

          2. SELLERS DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

          3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

          4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Sellers normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and business-like manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

          5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage,
(iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

          6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Sellers actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

          7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.

          8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyers intent to sell the mortgages to third parties in reliance upon Sellers warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

          9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

          10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyers prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

          11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Sellers form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

          12. ATTORNEYS FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

          13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

          14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

          15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

          16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

          17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyers Servicing Guide.

          18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

          19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either partys capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, bylaw, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either partys capacity to carry out any such obligation. Sellers and Buyers execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

          IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.

_________________________________      _____________________________________
        Name of Seller                           Seller I.D. Number


_________________________________      _____________________________________
     Type of Organization                      Organized under laws of



______________________________________________________________________________
        Principal place of business:  street address, city, state, zip code


______________________________________________________________________________
                Typed name and title of Seller's authorized officer

_________________________________________          ________________________
Signature of Seller's authorized officer                        Date

Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.


______________________________________________________________________________
                 Typed name and title of authorized representative


_________________________________________          ________________________
Signature of authorized representative                          Date

                                                                 Exhibit F

                         FORM OF TRANSFEROR CERTIFICATE FOR

                          JUNIOR SUBORDINATE CERTIFICATES

                                       [Date]


U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101

     Re:  Purchase of PNC Mortgage Securities Corp. Mortgage Pass-Through
          Certificates Series 1998-2, Class [   ]  (the "Certificates")

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and (b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                                   Very truly yours,

                                   [Name of Transferor]


                                   By:______________________________
                                            Authorized Officer

                                                            Exhibit G


                         FORM OF TRANSFEREE'S AGREEMENT FOR

                          JUNIOR SUBORDINATE CERTIFICATES

                                       [Date]

U.S. Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061

          The undersigned (the "Purchaser") proposes to purchase Class [   ]
Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 1, 1998 (the "Pooling Agreement"), by and between PNC Mortgage Securities Corp. ("PNC") and U.S. Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the trust fund created pursuant to the Pooling Agreement (the "Trust Fund"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust Fund is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                   [Purchaser]



                                   By: ___________________________________
                                       Its:

                     Exhibit A to Form of Transferee Agreement (Exhibit G)

                           PNC MORTGAGE SECURITIES CORP.

                               BENEFIT PLAN AFFIDAVIT

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-2
     (THE "TRUST") CLASS [     ] CERTIFICATES
     (THE "PURCHASED CERTIFICATES")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust Fund.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust Fund or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By: _________________________
    Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 19__.



                                         ___________________________________
                                                    Notary Public

                                                                 Exhibit H


                    FORM OF ADDITIONAL MATTER INCORPORATED INTO

                            THE FORM OF THE CERTIFICATES

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                      By:  ________________________________



                     (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________

Dated: ______________________

                            PNC MORTGAGE SECURITIES CORP.
                         MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the

Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                  ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _______________________________________________________

________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ___________________________________________________________


Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: ________________        ___________________________________________
                               Signature Guaranteed

                     ________________________________________________________
                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                                 Exhibit I


                               TRANSFEROR CERTIFICATE

                                       [Date]

U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn:  Structured Finance


     RE:  PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH
          CERTIFICATES, SERIES 1998-2, CLASS R


Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale from ______________________ (the "Seller") to _______________________ (the
"Purchaser") of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-2, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of February 1, 1998 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company") and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                              Very truly yours,


                              [Seller]

                              By: _____________________________________

                                  Name: ______________________________

                                  Title: _____________________________

                                                                 Exhibit J

                         TRANSFEREE AFFIDAVIT AND AGREEMENT


STATE OF       )
               )   ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the
State of                  ] [the United States], on behalf of which he makes
this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8.   The Owner's Taxpayer Identification Number is _______________.

          9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          12. That no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          16. The Owner as transferee of the Class R Certificates has represented to their transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _________ day of _________________ , 19__.

                                        [Name of Owner]

                                        By: ______________________________
                                                 [Name of Officer]
                                                [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of __________________, 19__.



                                        NOTARY PUBLIC


                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the     day
                                        of _______________, 19__.

                                                                 Exhibit K
                                   [Reserved]

                                                            Exhibit L


                    [FORM OF RULE 144A INVESTMENT REPRESENTATION]

              Description of Rule 144A Securities, including numbers:

                           ______________________________

                           ______________________________

                           ______________________________

                           ______________________________


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of February __, 1998 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     [Required only in the case of a transfer of a Subordinate Certificate] [3. The Buyer warrants and represents to, and covenants with, the Trustee, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and the Buyer has provided an Opinion of Counsel to such effect in accordance with
Section 5.01(d) of the Agreement or (3) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


___________________________________     ________________________________
     Print Name of Seller                     Print Name of Buyer


By: ______________________________      By: _____________________________
     Name:                                  Name:
     Title:                                 Title:


Taxpayer Identification: __________     Taxpayer Identification: _____________

No.:  _____________________________     No.: _________________________________

Date: _____________________________     Date: ________________________________

                                                         Annex 1 to Exhibit L

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers Other Than Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and
(ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___________________

     (1) Buyer must own and/or invest on a discretionary basis at lest $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                       L-1-1

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                       L-1-2

            ____   _____      Will the Buyer be purchasing the Rule 144A

             Yes    No        Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                   _________________________________________
                                              Print Name of Buyer


                                   By: _____________________________________
                                       Name:
                                       Title:

                                   Date: ___________________________________





                                       L-1-3

                                                          ANNEX 2 TO EXHIBIT L

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
     144A).
     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute


                                       L-2-1
a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   _____________________________________
                                            Print Name of Buyer

                                   By: _________________________________
                                       Name:
                                       Title:

                                   Date: _______________________________


                                   IF AN ADVISER:

                                   _____________________________________
                                            Print Name of Buyer

                                   By: _________________________________
                                       Name:
                                       Title:

                                   Date: _______________________________

(SEAL)



                                       L-2-2

                                                                    Exhibit M


                                    [Date]

[Company]


          Re: Pooling and Servicing Agreement dated as of February 1, 1998 by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and U.S. Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-2

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of
Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                       ____________________________________
                                       as Trustee


                                       By: ________________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT N


                                      [Reserved]

                                                                     EXHIBIT O


                                      [Reserved]
















                                       O-1